UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08274

MassMutual Select Funds
(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT	06082
(Address of principal executive offices)	(Zip code)

Eric Wietsma
100 Bright Meadow Blvd., Enfield, CT 06082
(Name and address of agent for service)

Registrant's telephone number, including area code:	(860) 562-1000

Date of fiscal year end:	9/30/2020

Date of reporting period:	9/30/2020

Item 1. Reports to Stockholders.

MassMutual

Annual Report

MassMutual Select Funds

September 30, 2020

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

Important Notice: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (or from your financial intermediary, such as a broker-dealer, bank, or retirement plan recordkeeper). Instead, the reports will be made available on the Fund’s website (http://www.massmutual.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you would like to receive shareholder reports and other communications electronically from the Fund and are either a direct investor in the Fund or MassMutual serves as your retirement plan recordkeeper, please call (800) 767-1000 extension 43012 or send your request to enroll to RSProspectusFulfillment@massmutual.com. If you have invested in the Fund through another financial intermediary (such as a broker-dealer, bank, or retirement plan recordkeeper), you can request electronic delivery by contacting that financial intermediary. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest directly with the MassMutual Funds or MassMutual serves as your retirement plan recordkeeper, you can call (800) 767-1000 extension 43012 or send an email request to RSProspectusFulfillment@massmutual.com to inform the Funds or MassMutual that you wish to continue receiving paper copies of your shareholder reports. If you invest through a financial intermediary other than MassMutual, you can contact that financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

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MassMutual Select Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“We encourage you to maintain perspective when it comes to retirement investing, despite short-term changes in the markets or day-to-day events that may seem unsettling. MassMutual’s view is that changing market conditions have the potential to reward patient investors.”

September 30, 2020

The return of market volatility challenges retirement investors

I am pleased to present you with the MassMutual Select Funds Annual Report, covering the year ended September 30, 2020 (the “fiscal year”). U.S. stocks and international stocks both experienced gains in the fiscal year despite the global economic recession brought on by the COVID-19 crisis. A swift response to the pandemic by the Federal Reserve Board and Congress delivered unprecedented monetary and fiscal stimulus to support the U.S. economy and financial markets. The global response was similar in speed and magnitude. U.S. bond investors enjoyed positive returns in a falling yield environment, fueled by lower economic growth expectations, interest rate decreases, and supportive central bank policy.

The return of volatility and the reality of market sell-offs can test an investor’s mettle, but also serve to remind investors that market conditions are cyclical and subject to change anytime. In MassMutual’s view, the market environment that ensued from the pandemic (with stocks largely selling off and then, for the most part, recovering) underscores the importance of maintaining a long-term perspective and avoiding reacting to current events. That’s why we continue to believe that retirement investors should create and maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with market volatility.

Suggestions for retirement investors under any market conditions

●

You are likely in it for the long run. Investing for retirement doesn’t happen overnight. Most people save and invest for retirement throughout their working years. Although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward your retirement income goals.

●

Keep contributing. While it’s impossible to control how your investments perform, you can control how often and how much you save. Saving as much as possible and increasing your contributions regularly is one way smart retirement investors can help boost their retirement savings, regardless of the investment environment.*

●

Invest continually. Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Individuals who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions. This has the potential to put them at an advantage when the markets turn around.

●

Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. Those broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.*

* Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MassMutual Select Funds – President’s Letter to Shareholders (Unaudited) (Continued)

If you work with a financial professional, you may wish to consider checking in with him or her to help you determine if:

●	you are saving enough for retirement;

●	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

●	you are taking the right steps to help reduce your longevity risk, which is the chance that you could “run out” of retirement savings during your lifetime.

We live mutual, every day

MassMutual believes that humanity brings out the best in one another. That’s why, for nearly 170 years, through ups and downs and good times and bad, we have continually believed that we are stronger when we rely on one another. That’s also why we encourage you to maintain perspective when it comes to retirement investing, despite short-term changes in the markets or day-to-day events that may seem unsettling. MassMutual’s view is that changing market conditions have the potential to reward patient investors. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma
President

© 2020 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 100 Bright Meadow Blvd., Enfield, CT 06082. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 10/1/20 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MassMutual Select Funds Annual Report – Economic and Market Overview (Unaudited)

September 30, 2020

Market Highlights

●	For the reporting period from October 1, 2019 through September 30, 2020, U.S. stocks were up over 15%, despite the global economic recession brought on by the COVID-19 crisis.

●

The first quarter of 2020 was one of the most difficult quarters on record for the markets. COVID-19 fears turned to reality as “social distancing,” shuttered businesses, and the associated lost economic activity became the new norm.

●

A swift response to the pandemic by the Federal Reserve Board and Congress delivered unprecedented monetary and fiscal stimulus to support the U.S. economy and financial markets. The global response was similar in speed and magnitude.

●

Foreign stocks in developed markets and emerging markets also experienced gains in the fiscal year, aided by increasing economic activity in the second half of the year and the weakening of the U.S. dollar.

●	U.S. bond investors enjoyed positive returns in a falling yield environment, fueled by lower economic growth expectations, interest rate decreases, and supportive central bank policy.

Market Environment

Global stock investors experienced significant levels of volatility for the fiscal year beginning October 1, 2019. U.S. stocks rose steadily until mid-February 2020, when the severity of the COVID-19 crisis was becoming apparent with rising case counts, hospitalizations, and deaths. Investor sentiment quickly turned negative, with March 2020 marking the end of the 11-year bull market. The S&P 500® Index* fell 34% from its February high to its March low, as the reality that the COVID-19 crisis had stalled the global economy and the imminence of a recession became evident.

Investors started the second quarter of 2020 facing increasing COVID-19 deaths, record unemployment levels, and expectations for an unprecedented decline in economic activity. Despite this, global markets ultimately recorded one of their best quarters ever. Investors responded positively to the massive amounts of monetary and fiscal stimulus. In addition, progress in combating COVID-19 and increasing economic activity, with the transition back to work for many, fueled the market turnaround. Central banks supported bond market liquidity and kept interest rates low through government and corporate bond purchases. Better-than-expected second quarter corporate earnings, a strong rebound in housing demand, and progress on COVID-19 therapeutics and vaccine research helped to tamp down investor concerns and drove many stocks, especially in the information technology sector, to new highs in the third quarter of 2020.

Global political tensions lessened significantly in the fiscal year, reducing market volatility up until the COVID-19 crisis emerged. In December 2019, a phase one trade agreement was reached between the U.S. and China. In the agreement, the U.S. agreed to roll back tariffs and China agreed to increase intellectual property protections, increase agricultural purchases, and open its markets to more U.S. firms. Similarly, the U.S., Mexico, and Canada reached a new trade agreement that opened up Mexico and Canada to more exports and strengthened intellectual property protection. In Europe, a Brexit agreement was reached in December 2019 that resulted in Britain’s departure from the European Union on January 31, 2020, and allowed investors to set aside concerns regarding European Union stability for the time being.

The broad market S&P 500 delivered a strong 15.15% return for the fiscal year. The Dow Jones Industrial AverageSM was also up a respectable 5.70%. The technology-heavy NASDAQ Composite Index was one of the biggest winners, up 40.96% for the fiscal year. Small- and mid-cap stocks underperformed their larger peers, as small caps barely broke even – while growth stocks outperformed their value counterparts by over 40% during the period.

Seven of 11 sectors delivered positive returns for the fiscal year, led by information technology, consumer discretionary, health care, and communication services, which all enjoyed double-digit growth and beat the S&P 500. The energy sector was the worst performer for the fiscal year, down over 45%. The financial, real estate, and utilities sectors also ended in negative territory.

* Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

MassMutual Select Funds Annual Report – Economic and Market Overview (Unaudited) (Continued)

Developed international markets, as measured by the MSCI EAFE® Index, significantly trailed their domestic peers, ending the fiscal year barely in positive territory, up 0.49%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, fared significantly better, ending up 10.54% for the period. Developed international and emerging-market stocks benefited from increasing economic activity in the second half of the fiscal year and the weakening U.S. dollar.

Bond yields fell sharply during the fiscal year, with the 10-year U.S. Treasury bond yield falling from a high of 1.94% in October 2019 to a low of 0.69% at the close of the period. Falling yields generally produce rising bond prices; consequently, bond index returns benefited. The Bloomberg Barclays U.S. Aggregate Bond Index ended the period up 6.98%. Investment-grade corporate bonds also advanced. The Bloomberg Barclays U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the period with a 7.90% gain. The Bloomberg Barclays U.S. Corporate High Yield Bond Index also ended in positive territory, advancing 3.25%, despite rising corporate bankruptcies.

Review and maintain your strategy

MassMutual is committed to helping people secure their long-term future and protect the ones they love. While the return of volatility and the reality of market sell-offs can test an investor’s mettle, we’d like to remind you as a retirement investor that it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly with little or no notice. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals. Thank you for your confidence in MassMutual.

© 2020 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 100 Bright Meadow Blvd., Enfield, CT 06082. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 10/1/20 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MassMutual Select Total Return Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Total Return Bond Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Metropolitan West Asset Management, LLC (MetWest).

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class I shares returned 8.06%, outperforming the 6.98% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

MetWest maintained a credit underweight, relative to the benchmark, at the beginning of the reporting period, based on what it viewed to be late cycle-like high corporate leverage and share buybacks. This strategy benefited performance during the March selloff. A defensive bias further rewarded the Fund’s performance, as industries such as health care and pharmaceuticals outperformed more market-sensitive ones like cyclicals and non-U.S. sovereigns. During this phase, the Fund purchased credits at attractive levels, delivering another boost to returns. The positions were subsequently reduced to lock in gains.

In the securitized sector, the agency MBS allocation increased at favorable entry points, as the sector was weighed down by the Federal Reserve Board’s (the Fed) tapering and low rates in 2019, contributing to returns with the Fed’s limitless sponsorship established in March. (Bond issuers create securitized bonds by pooling various types of contractual debt – such as mortgages, auto loans, or credit card debt.)

In ABS and CMBS, the negative effects from the health crisis overshadowed solid performance in 2019 and the rebound from March, though issue selection that favored senior, higher quality was additive. Non-agency MBS also recovered from March to deliver a positive impact, buoyed by strong housing fundamentals. Elsewhere, Treasury futures used to manage duration detracted from the Fund’s performance, as financing rates exceeded yields. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) On the other hand, Treasury inflation-protected securities (TIPS) proved beneficial, given investors’ higher inflation expectations. Finally, duration positioning provided additional gains, with a neutral stance shifting to longer, then shorter, in early 2020, as yields plunged and held near record lows.

During the reporting period, the Fund’s use of Treasury futures to manage duration and yield curve was a drag on performance, as financing rates exceeded yields. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

Subadviser outlook

Going forward, MetWest believes that the outlook for growth is uncertain and largely dependent on the path of the pandemic. It believes that recent data suggests it will take considerable time before the economy returns to pre-COVID levels. While the view of MetWest is that behavioral changes and protracted job insecurity will restrain spending behavior, there are sectors that stand to benefit from the government response and shifting consumption/investment patterns. MetWest opines that the next phase of the recovery will likely be more difficult, particularly given the delay, and likely reduction, of additional fiscal support. Headline volatility persists, highlighted by a contentious U.S. presidential election. As such, after opening the risk budget earlier in the reporting period on volatility, the Fund has trimmed risk and is again positioned with ample liquidity to respond to rapidly changing valuations. At period end, the Fund’s positioning favored senior securitized products and more defensive credits.

MassMutual Select Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Total Return Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/20
U.S. Government Agency Obligations and Instrumentalities	33.3%
U.S. Treasury Obligations	27.9%
Corporate Debt	23.8%
Non-U.S. Government Agency Obligations	12.1%
Bank Loans	1.3%
Sovereign Debt Obligations	0.8%
Municipal Obligations	0.6%
Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%
Net Assets	100.0%

MassMutual Select Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	07/06/2010	8.06%	4.55%	3.70%
Class R5	07/06/2010	8.04%	4.45%	3.58%
Service Class	07/06/2010	7.82%	4.35%	3.47%
Administrative Class	07/06/2010	7.79%	4.25%	3.37%
Class R4	07/06/2010	7.64%	4.09%	3.24%
Class A	04/01/2014	7.45%	4.00%		3.54%
Class A (sales load deducted)*	04/01/2014	2.88%	3.10%		2.85%
Class R3	07/06/2010	7.33%	3.83%	2.98%
Bloomberg Barclays U.S. Aggregate Bond Index		6.98%	4.18%	3.64%	4.01%

* Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Strategic Bond Fund, and who are the Fund’s subadvisers?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, mortgage-backed securities, and money market instruments. The Fund’s subadvisers are Western Asset Management Company, LLC (Western Asset) and its affiliate, Western Asset Management Company Limited (Western Asset Limited). Western Asset Limited manages the non-U.S. dollar denominated investments of the Fund.

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class R5 shares returned 6.66%, underperforming the 6.98% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2020, the Fund’s yield curve positioning, which was biased towards a yield curve flattening environment, detracted from performance. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) Additionally, the Fund’s exposures to structured products, which only partially recovered from the extreme levels witnessed in March 2020, ultimately detracted from returns. The Fund’s emerging-market exposures, which included both local currency and U.S. dollar-denominated positions, were a meaningful detractor from performance over the period. Local currency exposures led the emerging markets’ underperformance, given a generally stronger U.S. dollar (USD) relative to most currencies.

In aggregate, the Fund’s top-down macro strategies had a largely positive impact on performance. For most of the period, the Fund had more interest rate exposure (duration) than the benchmark, which was a significant contributor to returns, as interest rates fell meaningfully from the beginning to the end of the reporting period. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.)

In response to the COVID-19-induced economic shutdown, policymakers in the U.S., the eurozone, the U.K., and elsewhere rushed to introduce extraordinary amounts of fiscal and monetary stimulus packages to support both impacted individuals and broad swaths of their national economies. These actions helped propel corporate credit spreads tighter and sustain a rally in risk assets, which lasted until September, when risk assets experienced an additional bout of volatility. Against this backdrop, the Fund’s exposures to both investment-grade and high-yield credit contributed positively to performance as spreads tightened considerably. (Credit spreads represent the difference in yields between nearly identical bonds with comparable maturities, but different quality ratings.) During the reporting period, the Fund’s allocation to Treasury inflation-protected securities (TIPS) was also a positive, albeit a more modest contributor to performance, as breakeven inflation rates (i.e., the yield differential between nominal Treasuries and TIPS) rose over the period.

The Fund used derivative instruments mainly for hedging purposes, including adjusting duration and term structure exposures. Overall, the Fund’s use of derivatives contributed positively to performance during the period. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Western Asset’s base case outlook is for an elongated, U-shaped global economic recovery. Fund management expects the battle against COVID-19 will take time; however, they are encouraged by signs of progress in the global race for a vaccine and the decline in global mortality rates. Forceful policy action to date has buoyed global economic activity and restored market functioning. Western Asset expects central banks could remain extraordinarily accommodative, especially in light of subdued global inflation pressures, and to remain so to support the recovery. That stated, Fund management is wary of the upcoming U.S. presidential election, post-Brexit trade negotiations, U.S.-China trade discussions and geopolitical tensions, as these all have the potential to disrupt economic and financial market activity. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s withdrawal from the European Union on January 31, 2020.) Given these uncertainties, Fund management has positioned the Fund to help withstand further market volatility, yet remain flexible enough to capture potentially favorable value opportunities as they appear.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Strategic Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/20
Corporate Debt	38.6%
U.S. Government Agency Obligations and Instrumentalities	21.6%
U.S. Treasury Obligations	16.4%
Non-U.S. Government Agency Obligations	9.6%
Sovereign Debt Obligations	8.3%
Bank Loans	4.8%
Municipal Obligations	0.1%
Purchased Options	0.0%
Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%
Net Assets	100.0%

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	6.70%	5.19%		4.76%
Class R5	12/31/2004	6.66%	5.10%	4.62%
Service Class	12/31/2004	6.53%	4.98%	4.52%
Administrative Class	12/31/2004	6.40%	4.89%	4.40%
Class R4	04/01/2014	6.29%	4.74%		4.30%
Class A	12/31/2004	6.18%	4.64%	4.15%
Class A (sales load deducted)*	12/31/2004	1.67%	3.73%	3.69%
Class R3	12/31/2004	6.02%	4.47%	3.93%
Bloomberg Barclays U.S. Aggregate Bond Index		6.98%	4.18%	3.64%	4.01%

* Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Diversified Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies. The Fund invests primarily in stocks of companies that the subadvisers believe are undervalued in the marketplace. While the Fund does not limit its investments to issuers in a particular capitalization range, the subadvisers currently focus on securities of larger size companies. The Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 35% of the Fund’s portfolio; and Brandywine Global Investment Management, LLC (Brandywine Global), which managed approximately 65% of the Fund’s portfolio, as of September 30, 2020.

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class R5 shares returned -7.75%, underperforming the -5.03% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2020, the Brandywine Global Fund component holdings within the financial sector were the greatest detractors from performance for the period. The Fund component held a particularly overweight position in banks, relative to the benchmark, due to attractive pricing. However, the pandemic led to concerns about reduced lending activity and potential borrower defaults in the low interest rate environment – resulting in banks being one of the weakest-performing groups for the period. The Brandywine Global component of the Fund was also hurt by an underweight stake in household products companies, such as Procter & Gamble, whose stock prices rose with substantially increased demand for sanitizing products. An overweight position in technology stocks contributed to full-period returns, with strong gains from two Fund component holdings – Broadcom, a semiconductor manufacturer; and technology giant Apple. Brandywine Global sold Apple in late 2019 because its price gains made the stock unattractive as a value investment.

Within the T. Rowe Price component of the Fund, stock selection in the industrial and business services sector was the biggest detractor from relative performance, led by Fund component holding Boeing. Shares of the company plummeted as investors reacted negatively to the prospect of a prolonged period of suppressed air travel due to the coronavirus pandemic. The financial sector also hampered relative results, due to weak stock choices. Fund component holding Wells Fargo underperformed against a challenging macroeconomic environment for financial institutions. Security selection in the health care sector also weighed on relative performance, led by CVS Health and Becton, Dickinson & Company, Fund component holdings that underperformed. On the positive side, the information technology sector was the largest relative contributor, due to stock selection as well as a beneficial overweight allocation. Shares of Fund component holding Qualcomm improved from the first-quarter sell-off and were up for the 12-month period, stemming from a favorable earnings report, which exceeded market expectations, and an announced long-term global patent license agreement with Chinese communications giant Huawei Technologies. The real estate sector also contributed to relative results for the period, driven by a favorable underweight allocation.

Subadviser outlook

Brandywine Global notes that uncertainty is high surrounding the pandemic’s future course and the approaching U.S. elections. Despite this uncertainty, the broad U.S. stock market has recovered all its spring 2020 losses from the COVID-19 surprise, though value stocks as a group remain well below their previous highs. As a result, the price spread between value and growth stocks, on some valuation measures, is greater now than during the 1999-2000 technology bubble. Value stocks provided significant outperformance in the years that followed, as growth stocks retreated from their unsustainably high price levels. Brandywine Global believes that its component of the Fund is positioned to potentially benefit should a similar surge in value stocks recur.

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

T. Rowe Price notes that investors face an exceptionally uncertain environment in the final months of 2020. While the economic recovery is continuing, its pace appears to be slowing, and most observers agree that some additional stimulus will be needed to speed the recovery. However, the prospects of a broad-based fiscal package seemed to waver at the end of the third quarter, particularly as the controversy over the replacement of Justice Ruth Bader Ginsburg on the Supreme Court has heightened political tensions. T. Rowe Price believes that not all of the current “risks” apparent in the market are on the downside. Firms and individuals continue to benefit from record-low interest rates, and many consumers appear to have increased spending as they grow more confident. T. Rowe Price believes the biggest boost to confidence could come from a successful coronavirus vaccine, as well as effective and widely available treatments for COVID-19. The timing of a commercial rollout of a vaccine and what proportion of the population will choose to take it remain open questions for investors.

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Diversified Value Fund Largest Holdings (% of Net Assets) on 9/30/20
Comcast Corp. Class A	3.0%
JP Morgan Chase & Co.	2.6%
Johnson & Johnson	2.5%
United Parcel Service, Inc. Class B	2.4%
Verizon Communications, Inc.	2.2%
Cisco Systems, Inc.	2.1%
Intel Corp.	2.0%
Philip Morris International, Inc.	1.9%
Bank of America Corp.	1.9%
Merck & Co., Inc.	1.9%
22.5%

MassMutual Select Diversified Value Fund Sector Table (% of Net Assets) on 9/30/20
Consumer, Non-cyclical	23.3%
Financial	21.8%
Industrial	13.7%
Technology	11.3%
Communications	11.0%
Utilities	5.0%
Basic Materials	3.9%
Consumer, Cyclical	3.7%
Energy	3.6%
Mutual Funds	3.1%
Total Long-Term Investments	100.4%
Short-Term Investments and Other Assets and Liabilities	(0.4)%
Net Assets	100.0%

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-7.64%	7.07%		5.49%
Class R5	10/15/2004	-7.75%	6.96%	9.88%
Service Class	10/15/2004	-7.88%	6.86%	9.76%
Administrative Class	10/15/2004	-7.99%	6.74%	9.65%
Class R4	04/01/2014	-8.14%	6.59%		5.02%
Class A	10/15/2004	-8.22%	6.49%	9.36%
Class A (sales load deducted)*	10/15/2004	-13.27%	5.29%	8.75%
Class R3	10/15/2004	-8.38%	6.31%	9.13%
Russell 1000 Value Index		-5.03%	7.66%	9.95%	5.88%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Fundamental Value Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities, with a focus on companies with large market capitalizations (which the subadvisers believe are generally above $1 billion). The Fund’s subadvisers are Boston Partners Global Investors, Inc. (Boston Partners), which managed approximately 50% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which was responsible for approximately 50% of the Fund’s portfolio, as of September 30, 2020.

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class R5 shares returned -8.68%, underperforming the -5.03% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2020, within the Boston Partners component of the Fund, less-than-favorable stock selection in the financial and health care sectors detracted from performance – although this was offset by overweight positioning, relative to the benchmark, in the health care and materials sectors and an underweight stake in the real estate sector. Within the financial sector, Boston Partners’ overweight allocation to banks, including Fund component holdings Wells Fargo, Bank of America Corp., and Citigroup Inc., hampered relative returns. Within the health care sector, limited exposure to large-cap biotechnology and diagnostics companies, which rallied on hopes of finding a vaccine and new testing kits for COVID-19, detracted from relative performance. An underweight position in Fund component holding Johnson & Johnson also hurt performance on a relative basis. The primary contributors to relative performance came from the information technology, materials, and industrial sectors. Within information technology, semiconductor companies Lam Research Corp., KLA Corp., and Applied Materials Inc. were three Fund component holdings that outperformed, relative to the benchmark, as stronger-than-expected semiconductor demand was expected to lead to higher capital spending. Within the materials sectors, Fund component holdings Barrick Gold Corp. and Yamana Gold Inc. added value in the defensive environment. Within industrial, machinery firms Deere & Company and Cummins Inc. were two Fund component holdings that aided relative returns, as both companies reported better-than-expected quarterly earnings and sales results.

Within the Fund’s Barrow Hanley component, stock selection and a small overweight to the energy sector, along with an underweight to, and stock selection within, the consumer staples sector, detracted from relative performance. Fund component holdings within the financial sector also hindered performance. Across sectors, Fund component holdings that detracted the most from full-year results included commercial real estate company Simon Property Group, multinational energy company Phillips 66, bank holding company New York Community Bancorp, cruise line Royal Caribbean, and manufacturer and marketer of transportation fuels Valero Energy. Barrow Hanley eliminated Simon Property Group and Royal Caribbean from the Fund component during the period. On the upside, Barrow Hanley’s allocation and stock selection within the information technology and consumer discretionary sectors, as well as its stake in the materials sector, added to relative performance. Fund component holdings that were the top relative contributors to results included home improvement company Lowe’s, health care company UnitedHealth Group, Deere & Company, a manufacturer of agricultural, construction, and forestry machinery, semiconductor company Marvell Technology Group, and Stanley Black & Decker, Inc., a manufacturer of industrial tools and household hardware and provider of security products.

Subadviser outlook

Besides the loss of economic momentum, Boston Partners believes that the biggest risk factor facing the market remains the path the coronavirus takes, as the recent back-to-school and back-to-college news seems to be highly correlated with an increased level of infections that cannot be fully explained by the increase in testing being done. COVID hot spots are once again increasing both in the U.S. and internationally. Bottom line, until a vaccine or effective treatment is available to the masses, Boston Partners’ view is that the market will be prone to heightened volatility, which in the near term will be exacerbated by the forthcoming U.S. presidential election.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

In Barrow Hanley’s opinion, the “low-inflation and low interest rates in perpetuity” crowd that drove markets to levels above the late ’90s technology bubble felt the tremor of a well-needed reality (i.e., valuation) check. Barrow Hanley believes that conditions are changing to favor value over growth investing and the downturn in September, as brutal as it seemed, may be the precursor to a long “value” run that is typical after a growth run.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Fundamental Value Fund Largest Holdings (% of Net Assets) on 9/30/20
JP Morgan Chase & Co.	3.0%
Johnson & Johnson	2.6%
Deere & Co.	2.2%
Berkshire Hathaway, Inc. Class B	2.0%
Medtronic PLC	2.0%
Chubb Ltd.	1.9%
Lowe’s Cos., Inc.	1.9%
UnitedHealth Group, Inc.	1.8%
Cigna Corp.	1.8%
DuPont de Nemours, Inc.	1.7%
20.9%

MassMutual Select Fundamental Value Fund Sector Table (% of Net Assets) on 9/30/20
Financial	24.2%
Consumer, Non-cyclical	21.9%
Industrial	13.4%
Consumer, Cyclical	11.2%
Technology	8.9%
Communications	5.7%
Basic Materials	5.3%
Utilities	4.2%
Energy	4.1%
Total Long-Term Investments	98.9%
Short-Term Investments and Other Assets and Liabilities	1.1%
Net Assets	100.0%

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 11/15/2010	Since Inception 04/01/2014
Class I	11/15/2010	-8.51%	5.35%		8.01%
Class R5	12/31/2001	-8.68%	5.23%	8.23%
Service Class	12/31/2001	-8.76%	5.14%	8.14%
Administrative Class	12/31/2001	-8.78%	5.05%	8.02%
Class R4	04/01/2014	-8.98%	4.89%			3.75%
Class A	12/31/2001	-9.06%	4.77%	7.75%
Class A (sales load deducted)*	12/31/2001	-14.06%	3.59%	7.14%
Class R3	12/31/2002	-9.23%	4.61%	7.52%
Russell 1000 Value Index		-5.03%	7.66%	9.95%	9.59%	5.88%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM S&P 500® Index Fund, and who is the Fund’s subadviser?

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the S&P 500® Index* (the “Index”), in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by MassMutual. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Service Class shares returned 14.80%, underperforming the 15.15% return of the Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Generally, the Fund’s underperformance versus the Index was mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses and it is not possible to invest directly in the Index.

The top-performing sectors within the Index were information technology and consumer discretionary, returning 47.22% and 28.90%, respectively. These sectors rebounded after the March downturn and have benefited from the fiscal stimulus as well as the new “stay at home” environment that resulted from the pandemic.

Energy and financial were the worst-performing sectors for this period, with returns of -45.24% and -11.87%, respectively. Energy was hit hard in April, as front month oil futures briefly dropped below zero for the first time. Going into the winter months, concerns about lack of demand for oil caused another dip during the month of September. Financials struggled due to low interest rates and an economy that was shut down mid-period and recovered slowly.

For the year ended September 30, 2020, U.S. equities encountered significant volatility, but ended the third quarter of 2020 well above their 2019 third-quarter levels. Equities hit all-time highs in the early months of 2020, with increasing consumer confidence and three interest rate cuts by the U.S. Federal Reserve Board driving the rally. That quickly changed, as a worldwide pandemic shook global markets, and U.S. equities saw a drawdown of more than 30% in less than a month. Following the initial shock, markets rebounded in the second quarter, mostly erasing the losses from the early March slide. This rally was supported by record-level global fiscal stimulus and central banks that opted for extremely accommodative monetary policy. Despite an economy that looked to be adjusting slowly to living alongside the COVID-19 virus, markets continued to rally in the third quarter, setting new all-time highs, with technology leading the way. In the last month of the third quarter, U.S. markets saw a pullback, as investors did not get the additional fiscal stimulus they desired and potential outcomes of the November election began to weigh on investors’ minds.

Subadviser outlook

NTI believes that, looking forward, a mix of elevated valuations, slow growth, lower profit margins, and broader focus on stakeholders versus just shareholders will subdue equity returns. In NTI’s view, emerging markets, carrying attractive valuations but also much uncertainty, could slightly outpace developed markets. NTI believes that developed market equity returns could range from 3.8% (Japan) to 5.8% (Australia) – all below historical averages

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM S&P 500 Index Fund Largest Holdings (% of Net Assets) on 9/30/20
Apple, Inc.	6.7%
Microsoft Corp.	5.7%
Amazon.com, Inc.	4.8%
Facebook, Inc. Class A	2.3%
Alphabet, Inc. Class A	1.6%
Alphabet, Inc. Class C	1.5%
Berkshire Hathaway, Inc. Class B	1.5%
Johnson & Johnson	1.4%
The Procter & Gamble Co.	1.2%
Visa, Inc. Class A	1.2%
27.9%

MM S&P 500 Index Fund Sector Table (% of Net Assets) on 9/30/20
Technology	23.7%
Consumer, Non-cyclical	22.0%
Communications	16.7%
Financial	13.9%
Consumer, Cyclical	8.3%
Industrial	8.1%
Utilities	3.0%
Basic Materials	2.1%
Energy	2.0%
Mutual Funds	0.1%
Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%
Net Assets	100.0%

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 12/07/2011	Since Inception 04/01/2014
Class I	12/07/2011	15.04%	14.02%		14.01%
Class R5	05/01/2001	14.93%	13.91%	13.51%
Service Class	03/01/1998	14.80%	13.74%	13.31%
Administrative Class	03/01/1998	14.68%	13.63%	13.23%
Class R4	03/01/1998	14.51%	13.45%	13.04%
Class A	04/01/2014	14.40%	13.35%			10.89%
Class A (sales load deducted)*	04/01/2014	8.11%	12.07%			9.92%
Class R3	12/31/2002	14.25%	13.18%	12.73%
S&P 500 Index		15.15%	14.15%	13.74%	14.13%	11.67%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Equity Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Equity Opportunities Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadvisers believe are financially sound, valued conservatively by the market, and have improving prospects. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 25% of the Fund’s portfolio; and Wellington Management Company LLP (Wellington Management), which managed approximately 75% of the Fund’s portfolio, as of September 30, 2020.

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class R5 shares returned 2.61%, underperforming, by a wide margin, the 16.01% return of the Russell 1000® Index (the “benchmark”), which measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Within the Wellington Management component of the Fund, weak stock selection drove relative results, particularly within the consumer discretionary and consumer staples sectors. Sector allocation, a residual of the Fund component’s bottom-up stock selection process, also detracted from relative performance for the year ended September 30, 2020. An underweight to information technology, relative to the benchmark, and an overweight to consumer staples detracted most. This was partially offset by Wellington Management’s lack of exposure to energy and utilities. Top relative detractors for the period included not holding Apple and an overweight stake in Chubb. Shares of Apple rose over the period on strong earnings as the continued reopening of its retail stores and the release of in-house chips to replace Intel processors in future Mac computers provided additional tailwinds. Shares of property and casualty insurance provider Chubb fell sharply in the first quarter of 2020, as the impact from COVID-19 took full effect on this Fund component holding. Underperformance was driven by poor investment results, COVID-19 exposure reductions in premiums, and lackluster performance in the company’s consumer business. Fund component holdings that were among the top relative contributors for the period were UnitedHealth Group and Nike. After falling in the first quarter amid the broader market sell-off, shares of UnitedHealth Group rebounded on strong second-quarter earnings, with earnings-per-share coming in at $7.12, up 100% year-over-year and beating the consensus of $5.28. Nike reported earnings for its fiscal first quarter that doubled consensus expectations, driven by both better revenues and increasing profit margins. Marketing and endorsement expenses fell 34% year-over-year, mostly via a sharp reduction in live sporting events and related spend.

For the T. Rowe Price component of the Fund, stock selection within the industrial and business services sector was the top detractor for the period, driven by Boeing, the Fund component holding that underperformed the most. Shares of the company plummeted as investors reacted negatively to the prospect of a prolonged period of suppressed air travel due to the coronavirus pandemic. As fears of some of the worst-case scenarios with the coronavirus faded, Boeing rebounded off a low relative valuation during the second quarter, but still trailed for the one-year period. Stock choices like Wells Fargo in the financial sector also detracted from relative performance. Shares of this Fund component holding underperformed against a challenging macroeconomic environment for financial institutions. Within the health care sector, Fund component holdings CVS Health and Becton, Dickinson & Company further hampered relative results. On the positive side, strong security selection, coupled with a beneficial overweight allocation to the information technology sector contributed to relative returns. Shares of Fund component holding Qualcomm regained from the first-quarter sell-off and were up for the 12-month period, stemming from a favorable earnings report and an announced long-term global patent license agreement. An underweight allocation to the real estate sector also had a positive impact on the Fund component’s relative results.

The T. Rowe Price component of the Fund held rights and warrants during the period, which generated minimal exposure and had a minimal impact on performance. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

MassMutual Select Equity Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Looking toward the end of the calendar year and into 2021, Wellington Management’s stance remains cautious. As Election Day approaches, the stakes seem to mount, as do the risks. The current positive market narrative seems obvious and intact, but the risks seem equally obvious to Wellington Management and, in their view, are likely to be more accurately discounted as time moves on. Wellington Management believes that markets could be dangerously at risk or, at a minimum, poised to find additional leadership. At the end of the period, the Wellington Management Fund component held its largest overweight positions in the consumer staples and industrial sectors, and its greatest underweight stakes in the information technology and communication services sectors.

T. Rowe Price expects volatility to continue until there is a medical solution to the pandemic. It believes that the market appears to have priced in continued good news with respect to the coronavirus and to have abandoned many of the worst-case fears that initially surfaced. At the same time, T. Rowe Price believes that the market has been myopic in nature, bidding up names that are seen as benefiting from accelerated secular trends and leaving behind names that may be facing temporary stress or are directly impacted by pandemic shutdowns. Looking forward, T. Rowe Price believes that this bifurcation in the market has created attractive long-term opportunities for fundamental investors. T. Rowe Price continues to review each name in its Fund component with a keen focus on the balance sheet and potential risks should the pandemic continue longer than expected.

MassMutual Select Equity Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Equity Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/20
Johnson & Johnson	4.2%
NIKE, Inc. Class B	4.2%
McDonald’s Corp.	4.1%
The Coca-Cola Co.	3.8%
UnitedHealth Group, Inc.	3.8%
Colgate-Palmolive Co.	3.5%
Chubb Ltd.	3.5%
Microsoft Corp.	3.5%
Medtronic PLC	3.4%
American Express Co.	3.3%
37.3%

MassMutual Select Equity Opportunities Fund Sector Table (% of Net Assets) on 9/30/20
Consumer, Non-cyclical	34.9%
Financial	18.4%
Industrial	14.1%
Consumer, Cyclical	11.9%
Technology	6.5%
Basic Materials	6.3%
Utilities	2.6%
Communications	2.1%
Energy	1.7%
Mutual Funds	1.0%
Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%
Net Assets	100.0%

MassMutual Select Equity Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 11/15/2010	Since Inception 04/01/2014
Class I	11/15/2010	2.73%	13.59%		12.52%
Class R5	05/01/2000	2.61%	13.48%	13.16%
Service Class	05/01/2000	2.52%	13.37%	13.05%
Administrative Class	05/01/2000	2.42%	13.25%	12.92%
Class R4	04/01/2014	2.28%	13.09%			9.41%
Class A	05/01/2000	2.19%	12.97%	12.63%
Class A (sales load deducted)*	05/01/2000	-3.43%	11.69%	12.00%
Class R3	12/31/2002	2.00%	12.79%	12.39%
Russell 1000 Index		16.01%	14.09%	13.76%	13.32%	11.53%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Fundamental Growth Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term growth of capital by investing primarily in domestic equity securities that the Fund’s subadvisers believe offer the potential for long-term growth. While the Fund may invest in issuers of any size, the Fund currently focuses on securities of mid-capitalization companies. The Fund’s subadvisers are Westfield Capital Management Company, L.P. (Westfield), which was responsible for approximately 48% of the Fund’s portfolio; and Wellington Management Company LLP (Wellington Management), which managed approximately 52% of the Fund’s portfolio, as of September 30, 2020. Effective March 2, 2020, Westfield was added as a co-subadviser of the Fund.

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class R5 shares returned 23.34%, outperforming the 23.23% return of the Russell Midcap® Growth Index (the “benchmark”), which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. The Fund underperformed the 37.53% return of the Russell 1000® Growth Index, which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Strong security selection within the information technology, health care, and communication services sectors was the primary performance driver for the Wellington Management component of the Fund. This was partially offset by weaker security selection within the consumer discretionary and industrial sectors. Sector allocation, a residual of Wellington Management’s bottom-up stock selection process, also aided performance, driven by underweights to energy and materials and overweight to industrial and health care. Fund component holdings that were top contributors to relative performance during the period included Square and DocuSign. Shares of mobile payments provider Square rose during the period, after the company reported better-than-expected second-quarter results and strong growth. DocuSign, an e-signature software company, rose over the period after releasing first-quarter results that topped earnings and revenue expectations. Remote-working-related tailwinds continued to benefit DocuSign as demand for digitization of agreement workflows has been pulled forward. Wellington Management eliminated both positions following their strong performances. Fund component holdings that were top detractors from relative returns during the period included Hexcel and Aramark. Shares of Hexcel, a manufacturer of advanced composite materials for aerospace, declined over the period. The company continued to feel the negative effects of the pandemic as commercial aerospace sales significantly declined due to reduced travel demand, prompting aerospace manufacturers to curb production. Aramark, a provider of uniform and food services to a broad base of customers, also declined on sharp slowdowns for many food services companies due to the fallout of the coronavirus pandemic.

Westfield became a subadviser of the Fund on March 2, 2020. For the period from March 2, 2020 to September 30, 2020, Fund component holdings in the materials and health care sectors helped to drive the Fund component’s positive relative performance, although this was offset somewhat by lagging Fund component holdings within the consumer discretionary and industrial sectors. Within the materials sector, Westfield benefited from its underweight exposure, relative to the benchmark, to defensive investments. In the health care sector, Fund component holdings within health care equipment & supplies were particularly notable. Specifically, DexCom, Inc., a leader in continuous glucose monitoring, helped to drive Westfield’s outperformance. On the other hand, in consumer discretionary, COVID-19 shifted consumer spending patterns toward home-related categories and away from travel and entertainment, while the adoption of e-commerce spending accelerated dramatically. The largest sources of relative weakness for Westfield were within the Fund component’s experiences/travel and specialty retail holdings, along with an underweight to some higher-valuation retail internet names. Specifically, Fund component holdings hotel operator Hilton Worldwide Holdings Inc. and casino operator Eldorado Resorts Inc. (which merged with Caesars Entertainment, Inc. on July 20, 2020) were laggards. Given the near-term headwinds, Westfield eliminated both positions from its Fund component. Turning to the industrial sector, strength in transports and building products was offset by weakness in aerospace & defense. Dramatic airline capacity cuts, an uncertain timeline for the return of both business and personal travel, and the rising likelihood of a Democratic administration weighing on defense spending sentiment all contributed to the challenges faced by the group – and the Fund component holdings in this space were not immune.

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

The Wellington Management Fund component remains balanced between short-term winners and losers, with a little more weight added to Fund component holdings that have underperformed over the past 12 months, while trimming the winners at extreme valuation highs. In Fund management’s view, there is a large number of terrific alpha opportunities in the marketplace and Wellington Management will continue to leverage volatility in the coming months in an attempt to position their Fund component for success in the coming two- to three-year period. As of September 30, 2020, Wellington Management held its largest overweight allocations to the consumer discretionary, industrial, and financial sectors, and its greatest underweight stakes in the information technology, consumer staples, and materials sectors.

Looking forward, Westfield believes that the market could potentially rotate away from momentum and high price/earnings growth stocks to the strongest earnings recovery stocks, likely found in more cyclical growth sectors.Westfield has seen evidence of broadening participation across equity markets, in addition to indications of improving economic conditions, which makes Westfield more inclined to tilt portfolios on the margin towards smaller companies and those more leveraged to the economic recovery, in the event that they could fare better in such an environment. However, Westfield continues to maintain balanced exposure across the risk spectrum from cyclical laggards, high-quality operators with strong balance sheets, and secular growers as appropriate – on the belief that such a balanced approach leads to more consistent results over time and across market environments.

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Fundamental Growth Fund Largest Holdings (% of Net Assets) on 9/30/20
IDEXX Laboratories, Inc.	4.2%
Mettler-Toledo International, Inc.	3.4%
SS&C Technologies Holdings, Inc	3.0%
ICON PLC	2.6%
BWX Technologies, Inc.	2.6%
SBA Communications Corp.	2.4%
Burlington Stores, Inc.	2.4%
Seattle Genetics, Inc.	2.4%
J.B. Hunt Transport Services, Inc.	2.4%
TransUnion	2.3%
27.7%

MassMutual Select Fundamental Growth Fund Sector Table (% of Net Assets) on 9/30/20
Consumer, Non-cyclical	30.2%
Technology	25.8%
Industrial	15.7%
Consumer, Cyclical	12.9%
Financial	7.9%
Communications	6.8%
Basic Materials	1.4%
Mutual Funds	0.1%
Total Long-Term Investments	100.8%
Short-Term Investments and Other Assets and Liabilities	(0.8)%
Net Assets	100.0%

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	23.25%	16.76%		14.10%
Class R5	05/01/2000	23.34%	16.67%	15.04%
Service Class	05/01/2000	23.35%	16.55%	14.94%
Administrative Class	05/01/2000	23.24%	16.45%	14.80%
Class R4	04/01/2014	22.94%	16.28%		13.64%
Class A	05/01/2000	22.92%	16.15%	14.50%
Class A (sales load deducted)*	05/01/2000	16.16%	14.85%	13.86%
Class R3	12/31/2002	22.70%	16.01%	14.27%
Russell Midcap Growth Index#		23.23%	15.53%	14.55%	12.60%
Russell 1000 Growth Index		37.53%	20.10%	17.25%	16.84%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Blue Chip Growth Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long term by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadvisers currently define blue chip growth companies to mean firms that, in their view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 55% of the Fund’s portfolio; and Loomis, Sayles & Company, L.P. (Loomis Sayles), which managed approximately 45% of the Fund’s portfolio, as of September 30, 2020.

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class R5 shares returned 34.84%, underperforming the 37.53% return of the Russell 1000® Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. The Fund outperformed the 15.15% return of the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the T. Rowe Price component of the Fund, the information technology sector was the largest detractor from relative performance, due to both less-than-favorable stock selection as well as an unfavorable underweight allocation to the sector, relative to the benchmark. The Fund component’s underweight position in Apple hurt, as the stock outperformed the benchmark during the reporting period, driven by strength from its Mac and iPad products, which benefited from work- and learn-at-home dynamics, and better-than-feared iPhone results. Stock selection in the health care sector further detracted from relative results. Within the sector, Stryker was one Fund component holding that weighed on the Fund component’s relative returns. Communication services was the biggest relative contributor for the T. Rowe Price component of the Fund, thanks to favorable stock selection. Fund component holding Tencent proved beneficial, as its shares traded higher as mobile gaming benefited from an increasing number of consumers entertaining themselves at home. The consumer staples sector also contributed due to the Fund component’s significantly underweight allocation to that market segment. Certain pockets of the sector suffered due to the spread of stay-at-home orders early in the second quarter.

Within the Loomis Sayles component of the Fund, stock selection in the information technology, consumer discretionary, energy, financial, and consumer staples sectors, as well as the Fund component’s allocations to the information technology, consumer staples, energy, financial, and communication services sectors, detracted from relative returns. Stock selection in the industrial and health care sectors, as well as allocations in the industrial and consumer discretionary sectors, contributed most positively to the Fund component’s relative return. Fund component holding Coca-Cola, the world’s leading owner and marketer of non-alcoholic beverage brands, detracted, due to the timing of the elimination of the Coca-Cola position in March 2020. French multinational packaged goods company Danone also underperformed, due to the erosion of brand equity and pricing power in its European fresh dairy market segment. Loomis Sayles eliminated its position in Danone during the period. Turning to the positive, Fund component holdings Amazon and Nvidia were the top contributors to Loomis Sayles’ performance. Online retailer Amazon reported strong fundamentals, as shown by continued market share gains. Revenue growth during the year exceeded consensus expectations and accelerated following the company’s 2019 rollout of one-day Prime shipping, and again following the outbreak of COVID-19. Nvidia is the world leader in visual computing, which enables computers to produce and utilize highly realistic 3D graphic imagery and models. The company reported better-than-expected results, driven by recovery in its gaming business and rising demand in its data center business.

Subadviser outlook

T. Rowe Price notes that investors face an exceptionally uncertain environment in the final months of 2020. While the economic recovery is continuing, the pace of the recovery appears to be slowing, and most observers agree that some additional stimulus will be needed to speed the recovery. However, T. Rowe Price believes that not all of the current “risks” apparent in the market are on the downside. Firms and individuals continue to benefit from record-low interest rates, and many consumers appear to have increased

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

spending as they grow more confident. T. Rowe Price believes the biggest boost to confidence could come from a successful coronavirus vaccine, as well as effective and widely available treatments for COVID-19. The timing of a commercial rollout of a vaccine and what proportion of the population will choose to take it remain open questions for investors.

The Loomis Sayles investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to a lower turnover portfolio, where sector positioning is the result of stock selection. At the end of the fiscal year, the Loomis Sayles Fund component held an overweight stake in the industrial, communication services, consumer discretionary, financial, health care, energy, and consumer staples sectors – and an underweight allocation to the information technology sector. Loomis Sayles held no positions in the real estate or materials sectors.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 9/30/20
Amazon.com, Inc.	9.6%
Facebook, Inc. Class A	6.2%
Alibaba Group Holding Ltd. Sponsored ADR	5.5%
Microsoft Corp.	4.7%
Visa, Inc. Class A	4.3%
salesforce.com, Inc.	3.6%
Alphabet, Inc. Class C	3.5%
NVIDIA Corp.	3.4%
Apple, Inc.	2.6%
Autodesk, Inc.	2.0%
45.4%

MassMutual Select Blue Chip Growth Fund Sector Table (% of Net Assets) on 9/30/20
Communications	33.5%
Technology	29.2%
Consumer, Non-cyclical	19.5%
Financial	7.5%
Industrial	5.2%
Consumer, Cyclical	4.2%
Basic Materials	0.3%
Energy	0.3%
Mutual Funds	0.1%
Utilities	0.0%
Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%
Net Assets	100.0%

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	34.96%	19.79%		16.84%
Class R5	06/01/2001	34.84%	19.66%	17.79%
Service Class	06/01/2001	34.72%	19.54%	17.68%
Administrative Class	06/01/2001	34.60%	19.43%	17.55%
Class R4	04/01/2014	34.34%	19.25%		16.31%
Class A	06/01/2001	34.23%	19.12%	17.26%
Class A (sales load deducted)*	06/01/2001	26.84%	17.78%	16.60%
Class R3	12/31/2002	34.06%	18.96%	17.03%
Russell 1000 Growth Index#		37.53%	20.10%	17.25%	16.84%
S&P 500 Index		15.15%	14.15%	13.74%	11.67%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Growth Opportunities Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadvisers are Sands Capital Management, LLC (Sands Capital), which managed approximately 55% of the Fund’s portfolio; and Jackson Square Partners, LLC (Jackson Square), which was responsible for approximately 45% of the Fund’s portfolio, as of September 30, 2020.

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class R5 shares returned 45.51%, significantly outperforming the 37.53% return of the Russell 1000® Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2020, the Sands Capital component of the Fund benefited from favorable security selection, as businesses in the communication services and information technology industries advanced in 2020’s more socially distant world. On a relative basis, the Fund component holdings that were the largest contributors to performance included Sea, a leading ecommerce and gaming platform in Southeast Asia; Netflix, the world’s largest video streaming service; ServiceNow, an enterprise workflow automation software provider; Match Group, a leader in online dating applications; and Square, an innovative financial services provider. Conversely, the Fund component holdings that were the largest relative detractors from performance included leading global software provider Microsoft; Texas Instruments, the largest analog semiconductor manufacturer; Uber Technologies, the world’s leading mobility technology platform; Salesforce, a leading enterprise software provider; and Abiomed, which develops medical devices targeting heart conditions.

The holdings within the Jackson Square component of the Fund that were the top contributors to performance included Twilio, Inc.; PayPal Holdings, Inc. (a worldwide online payments system operator); and Domino’s Pizza, Inc. Top-performing Twilio is a cloud communications platform that focuses on instant digital communication with customers and employees across any medium in any geography, which is an extremely complex problem that businesses increasingly need to solve. Twilio is the leading communications-as-a-service platform, at multiples the size of its next largest competitor. On the downside, the Fund component holdings that hampered performance the most included Constellation Brands, Inc.; Hasbro, Inc.; and Dollar Tree, Inc. Top detractor Constellation Brands, a producer and marketer of beer, wine, and spirits, suffered from investor concerns over the company’s leverage profile on the balance sheet as well as the Mexican government’s unexpected anti-business initiatives. Jackson Square sold its position in Constellation Brands during the period.

Subadviser outlook

Sands Capital believes that COVID-19 has the potential to have a lasting impact on economies, business spaces, behaviors, and geopolitics. They believe that it is accelerating existing trends, ending others, and could widen the gap between market winners and losers. On the other hand, Sands Capital believes that COVID-19 is unlikely to change the fact that investors need appropriate absolute returns to achieve their goals – and that leadership, innovation, and competitive advantage will distinguish the winning businesses even more in the years ahead.

In anticipation of the new fiscal year, Jackson Square has been focusing on taking advantage of the volatility in the stock market to purchase some securities at bigger discounts to intrinsic business value than have been in place since the global financial crisis over a decade ago. Jackson Square has also pruned the Fund component’s portfolio to eliminate companies that were struggling with fundamentals and/or carried a larger amount of leverage than Jackson Square believed to be prudent during this crisis. Jackson Square plans to continue to remain vigilant in watching for market volatility that may give them additional opportunities to enhance and refine the portfolio. Jackson Square remains consistent in its long-term investment philosophy: to own what it views as strong secular growth companies with solid business models and competitive positions that have the potential to grow market share and to deliver shareholder value in a variety of market environments.

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Growth Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/20
Amazon.com, Inc.	7.3%
Microsoft Corp.	5.9%
Visa, Inc. Class A	5.7%
Netflix, Inc.	5.5%
ServiceNow, Inc.	5.4%
Match Group, Inc.	4.3%
Sea Ltd.	4.2%
Twilio, Inc. Class A	3.6%
Adobe, Inc.	3.5%
Charter Communications, Inc. Class A	3.4%
48.8%

MassMutual Select Growth Opportunities Fund Sector Table (% of Net Assets) on 9/30/20
Technology	30.7%
Communications	29.8%
Consumer, Non-cyclical	20.7%
Financial	9.3%
Consumer, Cyclical	4.7%
Industrial	2.8%
Mutual Funds	0.6%
Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%
Net Assets	100.0%

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 12/07/2011	Since Inception 04/01/2014
Class I	12/07/2011	45.81%	19.57%		17.76%
Class R5	05/01/2000	45.51%	19.43%	17.39%
Service Class	05/01/2000	45.46%	19.32%	17.26%
Administrative Class	05/01/2000	45.29%	19.19%	17.14%
Class R4	04/01/2014	45.05%	19.01%			14.98%
Class A	05/01/2000	44.93%	18.90%	16.83%
Class A (sales load deducted)*	05/01/2000	36.96%	17.56%	16.17%
Class R3	12/31/2002	44.85%	18.74%	16.61%
Russell 1000 Growth Index		37.53%	20.10%	17.25%	17.79%	16.84%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Mid-Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of mid-cap companies. The Fund’s subadviser is American Century Investment Management, Inc. (American Century).

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class R5 shares returned -7.96%, underperforming the -7.30% return of Russell Midcap® Value Index (the “benchmark”), which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2020, Fund holdings in the materials sector detracted from performance, as stock selection and the Fund’s lack of exposure to the cyclical metals and mining industry (Newmont, in particular) hampered returns. The communication services sector proved detrimental, as stock selection within the sector and an underweight to the sector, relative to the benchmark, was a drag on the Fund’s performance. The Fund’s avoidance of the interactive media and services industry also hindered performance, as stay-at-home directives took hold and benefited companies that supported the new social distancing protocols.

Helping to drive the Fund’s performance during the year was the Fund’s underweight to the real estate sector. The Fund continued to hold a limited number of real estate stocks due to valuations that American Century believed to be extended. An overweight in the typically defensive consumer staples sector also benefited returns, as Fund holdings within the sector helped to drive the Fund’s positive performance. Of particular note was food products company Conagra, which stood out as one of the primary beneficiaries of stay-at-home directives and surging grocery store sales. Additionally, the company continued to focus on reducing its leverage.

The Fund closed out the reporting period with an overweight allocation to the health care sector, the top-performing sector for the fiscal year. Fund holdings within the health care providers and services industry and the health care equipment and supplies industry made up the vast majority of the Fund’s health care investments. Fund holding Hologic, a medical device company, outperformed due to significant sales for its new COVID-19 test. American Century trimmed its position in Hologic following the stock’s outperformance.

The Fund buys foreign exchange forward hedge contracts to offset the inherent currency risks of holding foreign securities. Exposure to derivatives did not have a material effect on performance in the period. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

As 2021 approaches, American Century will continue to focus on earnings and quality, on the belief that the COVID-19 pandemic will continue to pressure earnings and dividends for many companies. It believes that other headwinds include escalating trade tensions with China, social unrest in the U.S., and the 2020 U.S. presidential election. While American Century believes the election is unlikely to be a crucial or lasting driver of the market, its view is that it could potentially cause investors to distort economic and company-specific fundamentals by not reflecting their underlying value or upside potential. Thus, American Century believes that the election season and other headwinds could provide opportunities to discover quality companies trading at attractive valuations. American Century plans to continue to conduct fundamental, bottom-up research in an effort to identify high-quality companies that have the potential to withstand these and other transitory headwinds.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Mid-Cap Value Fund Largest Holdings (% of Net Assets) on 9/30/20
Zimmer Biomet Holdings, Inc.	3.0%
Northern Trust Corp.	2.9%
Chubb Ltd.	2.3%
Emerson Electric Co.	2.3%
iShares Russell Mid-Cap Value ETF	2.1%
Hubbell, Inc.	1.9%
Johnson Controls International PLC	1.8%
Universal Health Services, Inc. Class B	1.8%
Republic Services, Inc.	1.7%
Pinnacle West Capital Corp.	1.7%
21.5%

MassMutual Select Mid-Cap Value Fund Sector Table (% of Net Assets) on 9/30/20
Consumer, Non-cyclical	22.3%
Industrial	20.9%
Financial	18.9%
Consumer, Cyclical	11.6%
Utilities	8.3%
Technology	5.7%
Communications	3.6%
Energy	2.3%
Mutual Funds	2.3%
Basic Materials	1.3%
Total Long-Term Investments	97.2%
Short-Term Investments and Other Assets and Liabilities	2.8%
Net Assets	100.0%

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 12/07/2011	Since Inception 04/01/2014
Class I	12/07/2011	-7.88%	6.79%		8.70%
Class R5	08/29/2006	-7.96%	6.69%	8.57%
Service Class	08/29/2006	-8.05%	6.58%	8.46%
Administrative Class	08/29/2006	-8.19%	6.48%	8.32%
Class R4	04/01/2014	-8.27%	6.33%			3.87%
Class A	08/29/2006	-8.41%	6.21%	8.06%
Class A (sales load deducted)*	08/29/2006	-13.45%	5.01%	7.45%
Class R3	08/29/2006	-8.53%	6.06%	7.85%
Russell Midcap Value Index		-7.30%	6.38%	9.71%	9.87%	4.98%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Cap Value Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks to maximize total return through investment primarily in small capitalization equity securities that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 55% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which was responsible for approximately 45% of the Fund’s portfolio, as of September 30, 2020.

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class R5 shares returned -14.38%, outperforming the -14.88% return of the Russell 2000 Value Index (the “benchmark”), which measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Less-than-favorable security selection in the industrial, financial, and information technology sectors contributed to the Wellington Management Fund component’s underperformance of its benchmark. Sector allocation, a residual of Wellington Management’s bottom-up stock selection process, modestly contributed to performance. Overweight allocation to the industrial sector, relative to the benchmark, and an underweight stake in the financial sector contributed positively, while underweight allocation to the health care sector and a lack of exposure to communication services sector detracted from relative returns. Fund component holdings that were among the top relative detractors for the period included Kosmos Energy and RPT Realty. Share of Kosmos Energy, an American upstream oil company, fell sharply during the period after reporting weak fourth-quarter results and pressure by low oil prices caused by market concerns around the impact of COVID-19. Shares of RPT Realty, a real estate investment trust that owns and operates open-air shopping centers, fell over the period after having to draw down on a line of credit with uncertainties around the impact of COVID-19. Fund component holdings that were among the top relative contributors for the period were Saia and Cranswick. Shares of Saia, an American trucking company, rose over the period after reporting strong first- and second-quarter earnings. Cranswick is a leading food producer and supplier of premium, fresh and added-value food products in the U.K. It reported strong earnings and increased grocery demand related to the coronavirus pandemic.

For the Barrow Hanley component of the Fund, defensive and high-yielding stocks such as those found in the utilities and real estate sectors, which Barrow Hanley traditionally avoids because of their relatively low long-term return potential, outperformed. Similarly, the Fund component’s investments in economically sensitive materials and consumer durable stocks, a typical area of focus, materially underperformed. This included Fund component holdings in the consumer discretionary, industrial, information technology, and materials sectors. With respect to specific Fund component holdings, Ciena Corporation, a designer and producer of critical networking software and infrastructure used by telecom service providers, experienced continuing earnings acceleration and superb fundamental visibility, enabling dramatic relative outperformance during the worst of the market downturn. On the other hand, Adient PLC, as the world’s largest supplier of seating systems to the automotive industry, was a prominent victim of a collapse in demand.

Subadviser outlook

Based on a three- to five-year time horizon, Wellington Management continues to find attractively valued investment opportunities created by the inefficiencies frequently found among small- and mid-cap companies. At the end of the period, the Fund component’s largest overweight positions were in the industrial, consumer staples, and information technology sectors. Examples of names Wellington Management added during the period include Onto Innovation, Element Solutions, and Lantheus Holdings. As of the end of the reporting period, the Fund component held its largest underweight positions in the health care, communication services, and consumer discretionary sectors.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Barrow Hanley does not try to predict absolute returns. Instead, it strives to provide for the highest level of relative returns possible, regardless of market conditions. Consistent with this objective, its view is that the market’s desire for certainty and “the company of the crowd” will provide a high level of individual stock-specific opportunity for longer-term, lower-risk investing. Barrow Hanley believes that, when this occurs, those with the discipline to remain apart from the crowd and seek out unpopular opportunities could benefit disproportionately.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Small Cap Value Equity Fund Largest Holdings (% of Net Assets) on 9/30/20
WillScot Mobile Mini Holdings Corp.	1.7%
Adient PLC	1.7%
MGIC Investment Corp.	1.6%
Brooks Automation, Inc.	1.6%
The Greenbrier Cos., Inc.	1.6%
Primoris Services Corp.	1.5%
PRA Group, Inc.	1.5%
Colfax Corp.	1.5%
Texas Capital Bancshares, Inc.	1.5%
II-VI, Inc.	1.4%
15.6%

MassMutual Select Small Cap Value Equity Fund Sector Table (% of Net Assets) on 9/30/20
Industrial	32.1%
Financial	23.2%
Consumer, Non-cyclical	12.6%
Consumer, Cyclical	9.7%
Technology	9.3%
Basic Materials	5.4%
Utilities	2.4%
Communications	1.4%
Energy	1.0%
Mutual Funds	0.9%
Total Long-Term Investments	98.0%
Short-Term Investments and Other Assets and Liabilities	2.0%
Net Assets	100.0%

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-14.27%	3.84%		2.55%
Class R5	03/31/2006	-14.38%	3.74%	8.32%
Service Class	03/31/2006	-14.38%	3.64%	8.21%
Administrative Class	03/31/2006	-14.58%	3.53%	8.05%
Class R4	04/01/2014	-14.62%	3.38%		2.11%
Class A	03/31/2006	-14.70%	3.28%	7.81%
Class A (sales load deducted)*	03/31/2006	-19.39%	2.12%	7.21%
Class R3	04/01/2014	-14.92%	3.10%		1.84%
Russell 2000 Value Index		-14.88%	4.11%	7.09%	1.85%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Company Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies that the Fund’s subadvisers consider to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are AllianceBernstein L.P. (AllianceBernstein), which managed approximately 68% of the Fund’s portfolio; and American Century Investment Management, Inc. (American Century), which oversaw approximately 32% of the Fund’s portfolio, as of September 30, 2020.

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class R5 shares returned -15.95%, underperforming the -14.88% return of the Russell 2000 Value Index (the “benchmark”), which measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted. The Fund underperformed the 0.39% return of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2020, with respect to the AllianceBernstein component of the Fund, security selection detracted from performance, while sector selection contributed. Less-than-favorable security selection in the consumer discretionary and technology sectors more than offset positive security selection in real estate and health care. The Fund component’s overweight position, relative to the benchmark, to the consumer discretionary sector contributed to relative performance, while an underweight stake in health care detracted.

The AllianceBernstein Fund component holding Regis, the largest hair salon chain in the world, detracted from performance, as sales declined significantly due to the novel coronavirus pandemic. Carpenter Technology, a specialty alloy manufacturer, underperformed due to weakness in this Fund component holding’s aerospace market. Another Fund component holding – oil and gas services company Helix Energy Solutions – declined, as oil demand and weak pricing persisted amid lockdowns and fallout from the virus. Turning to the positive, three Fund component holdings were noteworthy performance drivers. Papa John’s International advanced, as the pizza restaurant franchise experienced robust demand from consumers who had reduced dining options due to mandated restaurant closures. Masonite International, a manufacturer of residential and commercial doors, outperformed on consensus-beating results and a favorable pricing climate for its products. Finally, packaged-food company Hain Celestial benefited from pandemic-driven demand, as well as growth in its core brands and margin expansion from internal initiatives.

Within the American Century component of the Fund, an underweight allocation to the consumer discretionary sector detracted from performance, as consumer discretionary was among the market’s strongest-performing sectors. Fund component holdings in the hotels, restaurants, and leisure industry segments also restrained performance, as many consumers’ travel plans were cancelled due to the pandemic. American Century’s Fund component holdings in the industrial sector also detracted. As an example, The Brink’s Company, a cash management and transit company, suffered as brick-and-mortar businesses struggled and more payments became digitized. On the belief that the company will benefit as chain restaurants, retailers, and banks reopen, American Century bolstered its position on weakness in the stock price.

The American Century Fund component benefited from a lack of exposure to mortgages; real estate investment trusts (REITs) also supported returns. In the capital markets industry, Fund component holding Ares Management, an alternative asset manager, reported solid quarterly results, driven by continued growth in fee-related earnings and a sharp increase in assets under management from both market performance and inflows. Finally, an overweight in the consumer staples sector in general, and the household products industry in particular, contributed to relative performance. Within that sector, the Fund component’s investment in Spectrum Brands Holdings, which offers a wide array of consumer household brands, benefited from the stay-at-home phenomenon resulting from the COVID-19 crisis.

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

AllianceBernstein anticipates that the current volatility seen in the market has the potential to persist for a period of time. Its approach throughout this volatile environment has been to take advantage of the market’s anxiety, while being mindful of the increased risks. AllianceBernstein remains focused on finding companies for its Fund component’s portfolio that combine attractive valuations with compelling company level catalysts, capable management teams, solid balance sheets, and strong business models.

American Century notes that, as 2020 comes to an end and it looks ahead to 2021, its Fund component’s portfolio holds information technology stocks that have been driven down to attractive valuations due to cyclical reasons, trade war fears, or operational miscues. American Century plans to continue to seek higher-quality industrials names (i.e., machinery, distribution, commercial services), such as The Timken Company, a leading manufacturer of industrials bearings, transmissions, gearboxes, and related products. In addition, American Century observes that, while many companies in the consumer discretionary sector do not meet its quality criteria, the massive market dislocation fueled by the COVID-19 crisis has created an opportunity for American Century to increase its Fund component portfolio’s exposure to the sector. Similarly, after a long stretch where it viewed utilities as extremely overvalued, recent underperformance has begun to bring this sector back toward fair value, in American Century’s view – and it will continue to evaluate opportunities in this sector as valuations begin to look more attractive.

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Small Company Value Fund Largest Holdings (% of Net Assets) on 9/30/20
Graphic Packaging Holding Co.	1.5%
BankUnited, Inc.	1.5%
Independent Bank Group, Inc.	1.4%
Regal Beloit Corp.	1.3%
KB Home	1.2%
Kennametal, Inc.	1.1%
Physicians Realty Trust	1.1%
Belden, Inc.	1.1%
STAG Industrial, Inc.	1.0%
Dana, Inc.	1.0%
12.2%

MassMutual Select Small Company Value Fund Sector Table (% of Net Assets) on 9/30/20
Financial	33.7%
Consumer, Cyclical	21.5%
Industrial	17.6%
Consumer, Non-cyclical	9.9%
Technology	6.1%
Basic Materials	3.0%
Utilities	2.2%
Energy	2.2%
Communications	2.0%
Mutual Funds	0.5%
Total Long-Term Investments	98.7%
Short-Term Investments and Other Assets and Liabilities	1.3%
Net Assets	100.0%

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 11/15/2010	Since Inception 04/01/2014
Class I	11/15/2010	-15.96%	2.68%		5.93%
Class R5	12/31/2001	-15.95%	2.60%	6.32%
Service Class	12/31/2001	-16.11%	2.49%	6.23%
Administrative Class	12/31/2001	-16.15%	2.38%	6.10%
Class R4	04/01/2014	-16.25%	2.24%			0.57%
Class A	12/31/2001	-16.45%	2.12%	5.83%
Class A (sales load deducted)*	12/31/2001	-21.04%	0.97%	5.23%
Class R3	12/31/2002	-16.47%	1.97%	5.62%
Russell 2000 Value Index#		-14.88%	4.11%	7.09%	6.51%	1.85%
Russell 2000 Index		0.39%	8.00%	9.85%	9.28%	5.39%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM S&P® Mid Cap Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the S&P MidCap 400® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The “S&P MidCap 400 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by MassMutual. Standard & Poor’s®, S&P®, and S&P MidCap 400® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400 Index.

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class I shares returned -2.34%, underperforming the -2.16% return of the Index, which measures the performance of mid-sized U.S. companies, reflecting the distinctive risk and return characteristics of this market segment. It comprises stocks in the middle capitalization range, covering approximately 7% of the of U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Generally, the Fund’s underperformance versus the Index was mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses and it is not possible to invest directly in the Index.

The top-performing sectors within the Index were health care and consumer discretionary, returning 21.59% and 15.28%, respectively. These sectors rebounded after the March downturn and have benefited from the fiscal stimulus as well as the prospects of a vaccine for the virus.

Energy and utilities were the worst-performing sectors for this period, with returns of -84.23% and -25.94%, respectively. Energy was hit hard in April, as front month oil futures briefly dropped below zero for the first time. Going into the winter months, concerns about lack of demand for oil caused another dip during the month of September. Utilities were impacted negatively during the pandemic and have since struggled to rebound.

For the year ended September 30, 2020, U.S. equities encountered significant volatility, but ended the third quarter of 2020 well above their 2019 third-quarter levels. Equities hit all-time highs in the early months of 2020, with increasing consumer confidence and three interest rate cuts by the U.S. Federal Reserve driving the rally. That quickly changed, as a worldwide pandemic shook global markets, and U.S. equities saw a drawdown of more than 30% in less than a month. Following the initial shock, markets rebounded in the second quarter, mostly erasing the losses from the early March slide. This rally was supported by record-level global fiscal stimulus and central banks that opted for extremely accommodative monetary policy. Despite an economy that looked to be adjusting slowly to living alongside the COVID-19 virus, markets continued to rally in the third quarter, setting new all-time highs, with technology leading the way. In the last month of the third quarter, U.S. markets saw a pullback, as investors did not get the additional fiscal stimulus they desired and potential outcomes of the November election began to weigh on investors’ minds.

Subadviser outlook

NTI believes that, looking forward, a mix of elevated valuations, slow growth, lower profit margins, and broader focus on stakeholders versus just shareholders will subdue equity returns. In NTI’s view, emerging markets, carrying attractive valuations but also much uncertainty, could slightly outpace developed markets. NTI believes that developed market equity returns could range from 3.8% (Japan) to 5.8% (Australia) – all below historical averages.

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM S&P Mid Cap Index Fund Largest Holdings (% of Net Assets) on 9/30/20
Pool Corp.	0.8%
FactSet Research Systems, Inc.	0.8%
Fair Isaac Corp.	0.7%
Trimble, Inc.	0.7%
Generac Holdings, Inc.	0.7%
SolarEdge Technologies, Inc.	0.7%
Masimo Corp.	0.7%
Monolithic Power Systems, Inc.	0.7%
Cognex Corp.	0.7%
Charles River Laboratories International, Inc.	0.7%
7.2%

MM S&P Mid Cap Index Fund Sector Table (% of Net Assets) on 9/30/20
Financial	22.2%
Industrial	20.1%
Consumer, Non-cyclical	18.3%
Consumer, Cyclical	17.2%
Technology	7.8%
Basic Materials	3.7%
Energy	3.6%
Communications	3.5%
Utilities	3.5%
Mutual Funds	0.3%
Total Long-Term Investments	100.2%
Short-Term Investments and Other Assets and Liabilities	(0.2)%
Net Assets	100.0%

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	Since Inception 07/26/2012	Since Inception 04/01/2014
Class I	07/26/2012	-2.34%	7.90%	10.58%
Class R5	07/26/2012	-2.34%	7.80%	10.47%
Service Class	07/26/2012	-2.55%	7.62%	10.31%
Administrative Class	07/26/2012	-2.63%	7.52%	10.19%
Class R4	04/01/2014	-2.84%	7.35%		5.70%
Class A	07/26/2012	-2.86%	7.27%	9.92%
Class A (sales load deducted)*	07/26/2012	-8.21%	6.06%	9.16%
Class R3	04/01/2014	-3.07%	7.08%		5.45%
S&P MidCap 400 Index		-2.16%	8.11%	10.80%	6.43%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM Russell 2000® Small Cap Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the Russell 2000® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The Fund is sponsored solely by MassMutual. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the Russell 2000® Index (the “Index”) vest in the relevant LSE Group company which owns the Index. “Russell 2000®” and “Russell®” are trade marks of the relevant LSE Group company and are used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Fund.

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class I shares returned 0.29%, underperforming the 0.39% return of the Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Generally, the Fund’s underperformance versus the Index was mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses and it is not possible to invest directly in the Index.

The top-performing sectors within the Index were health care and consumer discretionary, returning 36.85% and 14.15%, respectively. These sectors rebounded after the March downturn and have benefited from the fiscal stimulus as well as the prospects of a vaccine for the virus.

The worst-performing sectors during the reporting period were energy and financial, with returns of -53.1% and -23.96%, respectively. Energy was hit hard in April, as front month oil futures briefly dropped below zero for the first time. Going into the winter months, concerns about lack of demand for oil caused another dip during the month of September. Financials struggled due to low interest rates and an economy that shut down mid-period and only slowly began to recover.

For the year ended September 30, 2020, U.S. equities encountered significant volatility, but ended the third quarter of 2020 well above their 2019 third-quarter levels. Equities hit all-time highs in the early months of 2020, with increasing consumer confidence and three interest rate cuts by the U.S. Federal Reserve Board driving the rally. That quickly changed, as a worldwide pandemic shook global markets, and U.S. equities saw a drawdown of more than 30% in less than a month. Following the initial shock, markets rebounded in the second quarter, mostly erasing the losses from the early March slide. This rally was supported by record-level global fiscal stimulus and central banks that opted for extremely accommodative monetary policy. Despite an economy that looked to be adjusting slowly to living alongside the COVID-19 virus, markets continued to rally in the third quarter, setting new all-time highs, with technology leading the way. In the last month of the third quarter, U.S. markets saw a pullback, as investors did not get the additional fiscal stimulus they desired and potential outcomes of the November election began to weigh on investors’ minds.

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

NTI believes that, looking forward, a mix of elevated valuations, slow growth, lower profit margins, and broader focus on stakeholders versus just shareholders will subdue equity returns. In NTI’s view, emerging markets, carrying attractive valuations but also much uncertainty, could slightly outpace developed markets. NTI believes that developed market equity returns could range from 3.8% (Japan) to 5.8% (Australia) – all below historical averages.

MM Russell 2000 Small Cap Index Fund Largest Holdings (% of Net Assets) on 9/30/20
Penn National Gaming, Inc.	0.6%
Sunrun, Inc.	0.5%
Caesars Entertainment, Inc.	0.4%
MyoKardia, Inc.	0.4%
Novavax, Inc.	0.4%
iRhythm Technologies, Inc.	0.3%
LHC Group, Inc.	0.3%
Mirati Therapeutics, Inc.	0.3%
Churchill Downs, Inc.	0.3%
Momenta Pharmaceuticals, Inc.	0.3%
3.8%

MM Russell 2000 Small Cap Index Fund Sector Table (% of Net Assets) on 9/30/20
Consumer, Non-cyclical	26.4%
Financial	20.9%
Consumer, Cyclical	14.6%
Industrial	13.8%
Technology	10.4%
Communications	4.3%
Mutual Funds	3.7%
Utilities	3.2%
Basic Materials	3.1%
Energy	2.8%
Government	0.0%
Diversified	0.0%
Total Long-Term Investments	103.2%
Short-Term Investments and Other Assets and Liabilities	(3.2)%
Net Assets	100.0%

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	Since Inception 07/26/2012	Since Inception 04/01/2014
Class I	07/26/2012	0.29%	7.97%	10.03%
Class R5	07/26/2012	0.18%	7.85%	9.92%
Service Class	07/26/2012	0.01%	7.67%	9.74%
Administrative Class	07/26/2012	-0.13%	7.55%	9.64%
Class R4	04/01/2014	-0.25%	7.41%		4.83%
Class A	07/26/2012	-0.37%	7.31%	9.35%
Class A (sales load deducted)*	07/26/2012	-5.85%	6.10%	8.59%
Class R3	04/01/2014	-0.50%	7.13%		4.57%
Russell 2000 Index		0.39%	8.00%	10.09%	5.39%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Mid Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Mid Cap Growth, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which oversaw approximately 75% of the Fund’s portfolio; and Frontier Capital Management Company, LLC (Frontier), which was responsible for approximately 25% of the Fund’s portfolio, as of September 30, 2020.

Except as noted below, the MassMutual Select Mid Cap Growth Fund has not been available for purchase by new investors since August 15, 2018. Customers who were invested in the Fund on August 15, 2018 will continue to be able to invest. Investment products and programs offered by MassMutual or its affiliates, including, but not limited to, certain separate investment accounts, mutual funds, collective trust funds, qualified and non-qualified retirement plans, and IRA customers, as well as other institutional investors and programs sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm, may be able to purchase the Fund at the discretion of MML Advisers. Sales of Fund shares may be further restricted or reopened in the future.

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class R5 shares returned 15.13%, substantially underperforming the 23.23% return of the Russell Midcap® Growth Index (the “benchmark”), which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Within the T. Rowe Price component of the Fund, consumer discretionary was the biggest detractor from relative performance during the reporting period due to security selection, led by Fund component holding Norwegian Cruise Line Holdings. Shares of the company tumbled over the period as the global coronavirus pandemic halted the cruise industry, and the Fund component exited its position. An unfavorable underweight allocation, relative to the benchmark, to the information technology sector further hampered the Fund component’s relative performance for the period. Stock selection within, coupled with a favorable underweight allocation to, the communication services sector contributed to the Fund component’s relative performance during the period. Shares of IAC/InterActiveCorp were strong heading into the spinoff of Match, the operator of the most widely used internet dating platforms in the world, which unlocked value for shareholders and allowed the company to focus on its investment in ANGI Homeservices Inc. and other privately held assets. The real estate sector also contributed during the reporting period due to a significant underweight position in the lagging sector.

For the Frontier component of the Fund, pandemic-related headwinds in the health care and consumer discretionary sectors drove the underperformance for the year ended September 30, 2020. Sector allocation had a modestly negative impact on returns, primarily due to an overweight in financials that detracted from relative performance in the near-zero interest rate environment. Also hampering Frontier’s performance were certain Fund component holdings. In health care, medical device makers Teleflex Inc. and Edwards Lifesciences Corp. both experienced a significant revenue drop due to a sharp decline in the number of elective surgeries. Contact lens manufacturers Cooper Companies and Alcon Inc. underperformed on lower demand, as many people shifted to work from home. In the consumer discretionary sector, luxury retailer Capri Holdings Limited and concert organizer Live Nation Entertainment Inc. fell 61% and 33%, respectively, because of widespread store closures and restrictions on large gatherings. On the other hand, the industrial sector was a bright spot; within the sector, payment processor Square Inc. posted a 140% gain. In technology, computer chip designer Advanced Micro Devices was a standout with a return of 183% on continued share gains.

MassMutual Select Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

T. Rowe Price views its outlook to be dependent on the course of the coronavirus, which continues to spread in many countries, including the U.S., that have failed to contain the virus. T. Rowe Price opines that the expectations baked into the valuations of many high-flying growth stocks leave little room for error and require them to deliver very high operating margins and/or sales growth for a decade or more. Such a feat is rare, and T. Rowe Price believes there could be a reckoning in the market when select companies do not meet such lofty expectations. In this extraordinary economic environment, T. Rowe Price continues to leverage its fundamental research platform and time-tested investment process to identify high-quality companies with durable growth prospects, strong management teams, and solid balance sheets.

Frontier notes that the current environment is marked with significant uncertainty along several vectors: the president of the U.S. being afflicted with COVID-19; the economic recovery, which appears to be plateauing; the rancor surrounding the U.S. elections approaching a crescendo; and the fate of the much-needed relief bill remaining in limbo at this writing. Frontier believes that despite these challenges, the market has remained resilient. American businesses and consumers have been adapting to the pandemic, marching on with extraordinary ingenuity; the COVID-19 vaccine appears to be on track and Federal Reserve Board policy remains supportive of equity valuations. Frontier notes that, while volatility may spike in the near term, it is optimistic as it looks for market-leading companies with defendable business models that offer multiple ways to help drive the Fund component’s performance.

MassMutual Select Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Mid Cap Growth Fund Largest Holdings (% of Net Assets) on 9/30/20
Ball Corp.	2.2%
Hologic, Inc.	2.2%
Teleflex, Inc.	1.9%
Microchip Technology, Inc.	1.8%
Dollar General Corp.	1.5%
Marvell Technology Group Ltd.	1.5%
Catalent, Inc.	1.5%
Agilent Technologies, Inc.	1.5%
Veeva Systems, Inc. Class A	1.3%
The Cooper Cos., Inc.	1.3%
16.7%

MassMutual Select Mid Cap Growth Fund Sector Table (% of Net Assets) on 9/30/20
Consumer, Non-cyclical	32.1%
Technology	21.1%
Industrial	16.6%
Consumer, Cyclical	14.9%
Financial	5.0%
Communications	4.5%
Basic Materials	1.6%
Utilities	1.0%
Energy	0.7%
Mutual Funds	0.5%
Diversified	0.4%
Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%
Net Assets	100.0%

MassMutual Select Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 11/15/2010	Since Inception 04/01/2014
Class I	11/15/2010	15.23%	13.84%		13.88%
Class R5	06/01/2000	15.13%	13.72%	14.23%
Service Class	06/01/2000	15.00%	13.62%	14.13%
Administrative Class	06/01/2000	14.92%	13.49%	13.99%
Class R4	04/01/2014	14.73%	13.33%			11.73%
Class A	06/01/2000	14.64%	13.21%	13.71%
Class A (sales load deducted)*	06/01/2000	8.34%	11.94%	13.07%
Class R3	12/31/2002	14.48%	13.05%	13.48%
Russell Midcap Growth Index		23.23%	15.53%	14.55%	14.07%	12.60%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Cap Growth Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 59% of the Fund’s portfolio; and Invesco Advisers, Inc. (Invesco), which oversaw approximately 41% of the Fund’s portfolio, as of September 30, 2020.

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class R5 shares returned 20.40%, outperforming the 15.71% return of the Russell 2000 Growth Index (the “benchmark”), which measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. The Fund also outperformed the 0.39% return of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Within the Wellington Management component of the Fund, strong security selection in the information technology, health care, and consumer discretionary sectors was a primary driver of the Fund component’s outperformance of the benchmark. This was partially offset by weaker security selection within the financial and materials sectors. Sector allocation, a residual of the Fund component’s bottom-up stock selection process, also aided performance, primarily driven by underweight positioning in industrial, relative to the benchmark.

Wellington Management Fund component holdings that were top contributors to relative performance during the period included DraftKings in the consumer discretionary sector and Livongo Health in health care. Shares of DraftKings, a sports betting operator, rose over the period after the company went public. Shares of Livongo Health, a digital health management company, also rose. The company announced a merger agreement with Teladoc Health, which will position the firm as a leader in comprehensive virtual care during a time of unprecedented demand and will further expand access to underserved populations. Wellington Management exited its position in Livongo Health during the period due to the outperformance. Fund component holdings that were top detractors from relative returns during the period included Sterling Bancorp in the financial sector, and Curtiss-Wright in industrial. Shares of Sterling Bancorp, a small-cap bank providing a full range of products and services to commercial, consumer, and municipal clients, declined amid the global pandemic and sharp Federal Reserve Board rate cuts, which were detrimental to spread lenders. Curtiss-Wright is a precision components and systems designer and manufacturer for several industries, including defense, aerospace, and automotive. Like many of its peers, the company has suffered due to commercial aerospace and defense budget concerns.

With respect to the Invesco component of the Fund, strong stock selection within the information technology, health care, and industrial sectors drove Invesco’s performance, although this was partially offset by weaker stock selection within the consumer discretionary sector. Fund component holdings that were the top performers included Coupa Software, Inc., Repligen Corporation, and Teladoc Health. Coupa Software, which enables businesses to manage their spending in a more centralized, efficient manner, is rapidly growing its market share, while continuing penetration with existing customers. Repligen Corporation, a bioprocessing company focused on providing technology and solutions that facilitate manufacturing of complex therapeutics, experienced impressive revenue growth, led by a robust underlying bioprocess market and adoption of its differentiated products in newer markets. Teladoc Health is the nation’s leading provider of telehealth services, most notably due to COVID-19 dynamics. Fund component holdings that were top detractors from performance included Boot Barn Holdings, Bright Horizons Family Solutions, and Pinnacle Financial Partners. Boot Barn Holdings, the largest western and work-related lifestyle retail chain in the U.S., underperformed due to its significant presence in energy-intensive states, and demand impacts due to coronavirus. Bright Horizons Family Solutions, a leading provider of childcare, back-up dependent care, and educational advisory services, underperformed due

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

to site closures caused by the COVID-19 outbreak. Pinnacle Financial Partners, the holding company for Pinnacle National Bank, which operates as community bank in Tennessee, suffered in tandem with other regional banks, largely due to a low and flat yield curve.

Subadviser outlook

Wellington Management notes that it continues to find attractively valued investment opportunities created by the inefficiencies frequently found among small-cap companies. At the end of the period, the Fund component had its largest overweight allocations to the industrial, financial, and information technology sectors. Its most underweight stakes were in the health care, consumer discretionary, and utilities sectors.

Looking forward, Invesco expects that the U.S. economy has the potential to contract by about 3.5% in 2020, the first decline after 10 consecutive years of growth. However, Invesco believes that economic activity may have bottomed in the spring of 2020, with the potential to turn positive in the second half of the year. Invesco’s view is that unprecedented fiscal and monetary stimulus, along with uneven progress in the struggle against COVID-19, supports the case for economic recovery. Meanwhile, interest rates and inflation remain very low by historical standards and Invesco expects corporate earnings growth to resume after a very difficult first half of 2020.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 9/30/20
Advanced Drainage Systems, Inc.	1.4%
Tandem Diabetes Care, Inc.	1.3%
Bandwidth, Inc. Class A	1.2%
Five9, Inc.	1.1%
Repligen Corp.	1.1%
Insulet Corp.	1.0%
Monolithic Power Systems, Inc.	1.0%
MKS Instruments, Inc.	1.0%
Amedisys, Inc.	0.9%
Chart Industries, Inc.	0.9%
10.9%

MassMutual Select Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 9/30/20
Consumer, Non-cyclical	28.2%
Technology	18.7%
Industrial	17.3%
Consumer, Cyclical	17.0%
Financial	10.9%
Communications	3.5%
Mutual Funds	1.6%
Energy	1.4%
Basic Materials	0.9%
Diversified	0.2%
Utilities	0.2%
Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%
Net Assets	100.0%

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 11/15/2010	Since Inception 04/01/2014
Class I	11/15/2010	20.54%	14.48%		13.12%
Class R5	05/03/1999	20.40%	14.38%	13.31%
Service Class	05/03/1999	20.26%	14.27%	13.18%
Administrative Class	05/03/1999	20.16%	14.14%	13.04%
Class R4	04/01/2014	20.01%	13.98%			10.27%
Class A	05/03/1999	19.94%	13.86%	12.76%
Class A (sales load deducted)*	05/03/1999	13.34%	12.58%	12.13%
Class R3	12/31/2002	19.66%	13.70%	12.53%
Russell 2000 Growth Index#		15.71%	11.42%	12.34%	11.78%	8.56%
Russell 2000 Index		0.39%	8.00%	9.85%	9.28%	5.39%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM MSCI EAFE® International Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the MSCI EAFE Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The Fund is not sponsored, endorsed, sold, or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers, or any other third party involved in, or related to, compiling, computing, or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by MassMutual. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of the Fund or any other person or entity regarding the advisability of investing in funds generally or in the Fund particularly or the ability of any MSCI index to track corresponding stock market performance.

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class I shares returned 0.35%, underperforming the 0.49% return of the Index, which measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Generally, the Fund’s performance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses, and it is not possible to invest directly in the Index.

The Fund’s top-performing sectors during the reporting period were information technology and health care, returning 24.02% and 21.13%, respectively. Energy and financial were the worst-performing sectors for the period, with returns of -42.23% and -16.40%, respectively.

The top-performing countries within the Index were Denmark and Ireland, returning 15.40% and 14.65%, respectively. Austria and Spain were the worst-performing countries, with returns of -4.74% and -3.85%, respectively.

Global equity markets were slightly positive for the reporting period. They underperformed U.S. markets, but encountered significant volatility during the reporting period. Equities rallied into early February off of increased consumer confidence, three rate cuts by the U.S. Federal Reserve Board, and de-escalating trade tensions between the U.S. and China. That quickly changed, as a worldwide pandemic shook global markets, and equities saw a drawdown of more than 30% in less than a month. Following the initial shock, markets rebounded in the second quarter of 2020, erasing more than half of the losses from the early March slide. This rally was supported by record-level global fiscal stimulus and central banks that opted for extremely accommodative monetary policy. The third quarter saw a continued rally in the markets, albeit slower than the second quarter. Economies continued to open up, and countries began to adjust to living with the virus and the uncertainty that comes with it. Brexit negotiations remained unresolved with an important November deadline approaching, increasing the likelihood of a no-deal outcome. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s withdrawal from the European Union on January 31, 2020.)

Subadviser outlook

NTI believes that, looking forward, a mix of elevated valuations, slow growth, lower profit margins, and broader focus on stakeholders versus just shareholders will subdue equity returns. In NTI’s view, emerging markets, carrying attractive valuations but also much uncertainty, could slightly outpace developed markets. NTI believes that developed market equity returns could range from 3.8% (Japan) to 5.8% (Australia) – all below historical averages.

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM MSCI EAFE International Index Fund Largest Holdings (% of Net Assets) on 9/30/20
Nestle SA Registered	2.5%
Roche Holding AG	1.7%
Novartis AG Registered	1.4%
SAP SE	1.2%
ASML Holding NV	1.1%
AstraZeneca PLC	1.0%
Toyota Motor Corp.	1.0%
LVMH Moet Hennessy Louis Vuitton SE	0.9%
Novo Nordisk A/S Class B	0.8%
AIA Group Ltd.	0.8%
12.4%

MM MSCI EAFE International Index Fund Sector Table (% of Net Assets) on 9/30/20
Consumer, Non-cyclical	28.1%
Financial	17.6%
Industrial	13.5%
Consumer, Cyclical	12.7%
Basic Materials	6.6%
Communications	6.1%
Technology	5.5%
Utilities	3.8%
Energy	3.1%
Mutual Funds	1.0%
Diversified	0.2%
Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%
Net Assets	100.0%

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	Since Inception 07/25/2012	Since Inception 04/01/2014
Class I	07/25/2012	0.35%	5.15%	6.65%
Class R5	07/25/2012	0.29%	5.04%	6.55%
Service Class	07/25/2012	0.02%	4.87%	6.38%
Administrative Class	07/25/2012	-0.04%	4.76%	6.27%
Class R4	04/01/2014	-0.18%	4.62%		1.72%
Class A	07/25/2012	-0.29%	4.51%	6.01%
Class A (sales load deducted)*	07/25/2012	-5.78%	3.33%	5.28%
Class R3	04/01/2014	-0.41%	4.35%		1.47%
MSCI EAFE Index		0.49%	5.26%	6.66%	2.26%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Overseas Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing in foreign equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of foreign companies, including companies located in Europe, Latin America, and Asia. The Fund may invest up to 25% of its total assets in equity securities of issuers in emerging markets. The Fund’s subadvisers are Massachusetts Financial Services Company (MFS), which was responsible for approximately 63% of the Fund’s portfolio; and Harris Associates L.P. (Harris), which oversaw approximately 37% of the Fund’s portfolio, as of September 30, 2020.

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class R5 shares returned -0.67%, underperforming the 0.49% return of the MSCI EAFE Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2020, with respect to the MFS component of the Fund, stock selection and an underweight position in both the consumer discretionary and utilities sectors detracted from benchmark-relative returns. Within the consumer discretionary sector, the Fund component’s overweight position, relative to the benchmark, in food catering company Compass Group (United Kingdom) held back relative results. Certain Fund component holdings in the consumer staples sector hindered relative returns. Specifically, MFS’s overweight position in shares of food processing company Danone (France) and Brazilian beverage manufacturer AmBev SA, which is not a benchmark constituent, weakened relative returns. Elsewhere, overweight positions in diversified industrial manufacturer Rolls-Royce (United Kingdom), tourism and travel IT solutions provider Amadeus IT (Spain), banking firm KBC Groep (Belgium), hydrocarbon supplier Eni (Italy), and oil and gas company Galp Energia (Portugal) dampened relative results.

On the positive side, an overweight position and stock selection in the health care sector supported relative results for the MFS component of the Fund. Within the sector, overweight positions in precision instruments and machines manufacturer Olympus (Japan) and imaging products and medical-related equipment manufacturer HOYA (Japan) bolstered relative returns. Stock selection within, and to a lesser extent, an overweight position in, both the industrial and materials sectors also aided relative results. Within the industrial sector, the Fund component’s overweight positions in electrical distribution equipment manufacturer Schneider Electric (France) and air conditioning system manufacturer Daikin Industries (Japan) buoyed relative results. Within the materials sector, an overweight position in industrial gas supplier Air Liquide (France) helped relative performance.

For the year ended September 30, 2020, with respect to the Harris component of the Fund, Fund component holdings in the U.K. detracted most from relative performance – driven by share price declines from aerospace and defense company Rolls-Royce Holdings, financial firm Lloyds Banking Group, and financial company NatWest Group, among others. The next-largest negative relative results came from holdings in Switzerland and France. On a sector basis, financials supplied the largest negative relative result, as all 14 underlying holdings lost absolute value. Materials and health care were the next-largest detractors for the period.

South Korea provided the best relative performance for the Harris Fund component, as both Fund component holdings in this geography – internet media company NAVER and technology hardware and equipment company Samsung Electronics – generated double-digit returns, and the benchmark lacks exposure to this geography. Spain and Ireland produced the next-best results, owing to share price advances for two of three combined Fund component holdings in these geographies. From a sector perspective, the energy sector furnished the best relative result, owing exclusively to a positive outcome from a lower-than-benchmark weighting, even though a single Fund component holding within the sector, Cenovus Energy, provided a negative absolute return. A lack of exposure to real estate and a greater-than-benchmark weighting in consumer discretionary delivered the next-best relative results.

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

MFS observes that the dramatic recovery in the stock markets this year has been propelled by unprecedented stimulus policies and the partial reopening of economies. In its view, however, a number of uncertainties may impact the sustainability of economic recovery going forward – including the potential for a second wave of coronavirus infections, the availability and timing of vaccines, the issuance of additional economic stimulus, and the outcome of the U.S. elections. At times of heightened volatility, MFS believes it is valuation discipline that matters most, with the price being paid the key determinant of future returns. Consequently, MFS remains focused on identifying companies with above-average, long-term growth and return prospects and strong free cash flow generation trading at attractive valuations.

Harris notes that, despite the COVID-19 pandemic, recent signs of stabilization led to a boost in global equity prices, though growth stocks benefited most while investors continued to largely underappreciate value stocks. Harris believes that this disconnect has provided Harris with select opportunities to enhance its portfolio. While the near-term macro outlook may be mixed, Harris believes that positive vaccine developments or further signs of economic recovery from the initial shock of COVID-19 could improve market sentiment. In the meantime, Harris is seeking opportunities that, from a valuation perspective, have the potential to benefit its Fund component.

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Overseas Fund Largest Holdings (% of Net Assets) on 9/30/20
Nestle SA Registered	2.7%
Schneider Electric SE	2.3%
Roche Holding AG	2.2%
Air Liquide SA	2.0%
SAP SE	1.9%
Intesa Sanpaolo SpA	1.9%
Bayer AG Registered	1.8%
AIA Group Ltd.	1.7%
Hoya Corp.	1.6%
Amadeus IT Group SA	1.5%
19.6%

MassMutual Select Overseas Fund Sector Table (% of Net Assets) on 9/30/20
Consumer, Non-cyclical	30.2%
Financial	17.5%
Industrial	15.4%
Consumer, Cyclical	13.8%
Basic Materials	6.9%
Technology	6.8%
Communications	4.7%
Energy	1.3%
Utilities	0.6%
Mutual Funds	0.3%
Total Long-Term Investments	97.5%
Short-Term Investments and Other Assets and Liabilities	2.5%
Net Assets	100.0%

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 11/15/2010	Since Inception 04/01/2014
Class I	11/15/2010	-0.59%	5.27%		4.59%
Class R5	05/01/2001	-0.67%	5.16%	4.84%
Service Class	05/01/2001	-0.79%	5.05%	4.75%
Administrative Class	05/01/2001	-0.77%	4.94%	4.67%
Class R4	04/01/2014	-0.90%	4.79%			1.86%
Class A	05/01/2001	-1.17%	4.67%	4.39%
Class A (sales load deducted)*	05/01/2001	-6.60%	3.49%	3.80%
Class R3	12/31/2002	-1.19%	4.54%	4.18%
MSCI EAFE Index		0.49%	5.26%	4.62%	4.19%	2.26%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price International Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital growth and current income primarily through investments in non-U.S. stocks. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund normally invests in a number of different countries throughout the world and may purchase the stocks of companies of any size. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price). In addition, each of T. Rowe Price International Ltd (T. Rowe Price International) and T. Rowe Price Hong Kong Limited (T. Rowe Price Hong Kong) serves as a sub-subadviser for the Fund. T. Rowe Price Hong Kong was added as a sub-subadviser to the Fund on May 22, 2020.

Except as noted below, the MassMutual Select T. Rowe Price International Equity Fund has not been available for purchase by new or existing investors since October 29, 2020. The MassMutual Select T. Rowe Price Retirement Funds will continue to be able to purchase shares of the Fund. No other new or existing customers will be able to make purchases of the Fund, except that existing customers may continue to reinvest any dividends and capital gains distributions. Purchases of Fund shares may be further restricted or reopened in the future.

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class I shares returned 3.11%, outperforming the 3.00% return of the MSCI All Country World Index (ACWI) ex USA (the “benchmark”), which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

T. Rowe Price takes a core approach to investing, which provides exposure to both growth and value styles of investing. It also invests with an awareness of the global economic backdrop and its own outlook for certain industries, sectors, and individual countries. For this reporting period, stock selection among international developed value equities was the top contributor to the Fund’s relative returns. Stock selection in the international developed core allocation also added value, while Fund holdings in the international developed growth allocation negatively impacted the Fund’s relative results. An overweight allocation, relative to the benchmark, to emerging-market equities also contributed to relative performance.

In the international core equity strategy, stock selection within, and an overweight allocation to, the information technology sector contributed the most to relative performance. Conversely, Fund holdings within the health care sector detracted from relative returns, although an overweight position offset this somewhat. Regionally, the Pacific ex-Japan was the leading contributor to relative performance, due to security selection. On the downside, security selection within Japan was the sole detractor.

Within the international equity growth strategy, security selection in the communication services sector was the largest contributor to relative returns, whereas security selection in the financial sector was the leading detractor. The Pacific ex-Japan was the only region that contributed to relative performance, driven by strong security selection. In the international equity value strategy, strong stock selection within the information technology sector was the largest contributor to relative results. The industrial and business services sector was the largest detractor due to weak stock selection. Latin America detracted due to an overweight allocation to the region, coupled with unfavorable stock selection.

An unfavorable overweight and stock selection in the financial sector detracted within the emerging markets equity strategy. The Fund’s underweight to the consumer discretionary sector hurt relative performance, as did stock selection within the sector. Fund holdings in the communication services sector added value. From a country perspective, the Fund’s overweight to the United Arab Emirates had a negative effect, while stock selection in South Korea proved beneficial.

As of September 30, 2020, the Fund held equity options generating minimal exposure. Rights were also held during the period, which detracted slightly from performance. The estimated return impact from employing currency forwards was negligible. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

T. Rowe Price notes that aggressive monetary and fiscal stimulus measures in the U.S. and several other countries have helped fuel a rally that saw major indexes bounce back from March lows to new highs during the third quarter of 2020. Fund management believes that the course of the coronavirus pandemic and the outcome of upcoming U.S. presidential and congressional elections will have a significant impact on the path to a sustainable recovery. While T. Rowe Price can envision a scenario in which public health, geopolitical, and idiosyncratic risks abate – creating a favorable environment for growth and risk assets – Fund management is also cognizant of the potential for downside surprises among these myriad risks. On balance, T. Rowe Price expects that economic recovery will continue over the next 12 months, despite periodic volatility, and therefore has sought opportunities to lean into risk in measured ways.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price International Equity Fund Largest Holdings (% of Net Assets) on 9/30/20
Taiwan Semiconductor Manufacturing Co. Ltd.	3.2%
Samsung Electronics Co. Ltd.	2.6%
Alibaba Group Holding Ltd. Sponsored ADR	2.3%
Tencent Holdings Ltd.	1.9%
Roche Holding AG	1.5%
Nestle SA Registered	1.5%
AIA Group Ltd.	1.4%
Nippon Telegraph & Telephone Corp.	1.2%
Koninklijke Philips NV	1.2%
NAVER Corp.	1.1%
17.9%

MassMutual Select T. Rowe Price International Equity Fund Sector Table (% of Net Assets) on 9/30/20
Consumer, Non-cyclical	24.2%
Financial	19.4%
Communications	13.5%
Technology	11.6%
Industrial	9.8%
Consumer, Cyclical	9.2%
Basic Materials	5.6%
Energy	2.7%
Utilities	1.8%
Mutual Funds	0.8%
Diversified	0.3%
Total Long-Term Investments	98.9%
Short-Term Investments and Other Assets and Liabilities	1.1%
Net Assets	100.0%

MassMutual Select T. Rowe Price International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	3.11%	-0.44%
MSCI ACWI ex USA		3.00%	-0.05%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Total Return Bond Fund – Portfolio of Investments
September 30, 2020

	Principal Amount	Value
BONDS & NOTES — 99.8%
BANK LOANS — 1.3%
Aerospace & Defense — 0.0%
TransDigm, Inc., 2020 Term Loan E, 1 mo. LIBOR + 2.250%
2.397% VRN 5/30/25	$295,750	$279,079
Airlines — 0.0%
American Airlines, Inc., 2017 1st Lien Term Loan, 1 mo. LIBOR + 1.750%
1.896% VRN 1/29/27	125,000	90,704
Auto Parts & Equipment — 0.0%
Clarios Global LP, USD Term Loan B, 1 mo. LIBOR + 3.500%
3.647% VRN 4/30/26	247,500	240,770
Diversified Financial Services — 0.3%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3, 1 mo. LIBOR + 1.750%
2.500% VRN 1/15/25	70,325	68,264
Delos Finance S.A.R.L., 2018 Term Loan B, 3 mo. LIBOR + 1.750%
1.970% VRN 10/06/23	2,410,000	2,350,955
		2,419,219
Entertainment — 0.0%
Churchill Downs, Inc., 2017 Term Loan B, 1 mo. LIBOR + 2.000%
2.150% VRN 12/27/24	97,739	94,348
Penn National Gaming, Inc., 2018 1st Lien Term Loan B, 1 mo. LIBOR + 2.250%
3.000% VRN 10/15/25	171,938	166,841
		261,189
Environmental Controls — 0.1%
Clean Harbors, Inc., 2017 Term Loan B, 1 mo. LIBOR + 1.750%
1.897% VRN 6/28/24	97,727	97,385
GFL Environmental, Inc., 2018 USD Term Loan B, 1 mo. LIBOR + 3.000%, 3 mo. LIBOR + 3.000%
4.000% VRN 5/30/25	329,731	327,917
		425,302
Foods — 0.0%
Hostess Brands LLC, 2019 Term Loan, 1 mo. LIBOR + 2.250%, 3 mo. LIBOR + 2.250%
3.000% VRN 8/03/25	322,556	316,731

	Principal Amount	Value
Health Care – Services — 0.1%
Gentiva Health Services, Inc., 2020 Term Loan, 1 mo. LIBOR + 3.250%
3.438% VRN 7/02/25	$88,431	$86,497
IQVIA, Inc., 2017 USD Term Loan B2, 1 mo. LIBOR + 1.750%
1.897% VRN 1/17/25	161,259	158,874
MPH Acquisition Holdings LLC, 2016 Term Loan B, 3 mo. LIBOR + 2.750%
3.750% VRN 6/07/23	128,134	125,937
		371,308
Media — 0.1%
Charter Communications Operating LLC, 2019 Term Loan B2, 1 mo. LIBOR + 1.750%
1.900% VRN 2/01/27	99,248	96,855
CSC Holdings LLC, 2018 Incremental Term Loan, 1 mo. LIBOR + 2.250%
2.402% VRN 1/15/26	423,550	408,637
Telenet Financing USD LLC, 2020 USD Term Loan AR, 1 mo. LIBOR + 2.000%
2.152% VRN 4/30/28	300,000	289,173
		794,665
Packaging & Containers — 0.1%
Berry Global, Inc., Term Loan Y, 1 mo. LIBOR + 2.000%
2.156% VRN 7/01/26	544,366	527,425
Pharmaceuticals — 0.2%
Change Healthcare Holdings LLC, 2017 Term Loan B, 1 mo. LIBOR + 2.500%, 3 mo. LIBOR + 2.500%
3.500% VRN 3/01/24	289,597	283,127
Elanco Animal Health, Inc., Term Loan B, 1 mo. LIBOR + 1.750%
1.905% VRN 8/01/27	1,049,854	1,019,230
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, 1 Week LIBOR + 2.000%
2.100% VRN 11/15/27	124,063	121,349
		1,423,706
Real Estate Investment Trusts (REITS) — 0.0%
VICI Properties 1 LLC, Replacement Term Loan B, 1 mo. LIBOR + 1.750%
1.906% VRN 12/20/24	125,000	120,611

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Retail — 0.0%
1011778 B.C. Unlimited Liability Co., Term Loan B4, 1 mo. LIBOR + 1.750%
1.897% VRN 11/19/26	$374,485	$358,412
Semiconductors — 0.0%
Broadcom, Inc., 2019 1st Lien Term Loan A3, 3 mo. LIBOR + 1.125%
1.284% VRN 11/04/22	310,887	310,110
Software — 0.0%
SS&C Technologies Holdings Europe S.A.R.L., 2018 Term Loan B4, 1 mo. LIBOR + 1.750%
1.897% VRN 4/16/25	30,753	29,728
SS&C Technologies, Inc., 2018 Term Loan B3, 1 mo. LIBOR + 1.750%
1.897% VRN 4/16/25	43,172	41,733
		71,461
Telecommunications — 0.4%
CenturyLink, Inc.
2020 Term Loan A, 1 mo. LIBOR + 2.000%
2.147% VRN 1/31/25	240,625	232,203
2020 Term Loan B, 1 mo. LIBOR + 2.250%
2.397% VRN 3/15/27	347,375	333,171
CommScope, Inc., 2019 Term Loan B, 1 mo. LIBOR + 3.250%
3.397% VRN 4/06/26	297,000	288,886
Frontier Communications Corp., 2017 Term Loan B1, PRIME + 2.750%
6.000% 6/15/24	847,187	831,539
Level 3 Financing, Inc., 2019 Term Loan B, 1 mo. LIBOR + 1.750%
1.897% VRN 3/01/27	325,000	314,538
SBA Senior Finance II LLC, 2018 Term Loan B, 1 mo. LIBOR + 1.750%
1.896% VRN 4/11/25	488,750	475,476
T-Mobile USA, Inc., 2020 Term Loan, 1 mo. LIBOR + 3.000%
3.147% VRN 4/01/27	673,313	672,289
Zayo Group Holdings, Inc., USD Term Loan, 1 mo. LIBOR + 3.000%
3.147% VRN 3/09/27	572,125	554,452
		3,702,554

	Principal Amount	Value
Transportation — 0.0%
PODS LLC, 2018 1st Lien Term Loan, 1 mo. LIBOR + 2.750%
3.750% VRN 12/06/24	$125,439	$122,670

TOTAL BANK LOANS (Cost $11,841,803)		11,835,916

CORPORATE DEBT — 23.8%
Agriculture — 0.5%
BAT Capital Corp.
2.726% 3/25/31	645,000	642,713
4.390% 8/15/37	340,000	367,640
4.540% 8/15/47	1,845,000	1,975,763
Reynolds American, Inc.
5.850% 8/15/45	1,160,000	1,409,568
		4,395,684
Airlines — 0.4%
Continental Airlines, Inc.
8.048% 5/01/22	177	177
5.983% 10/19/23	2,883,909	2,828,326
US Airways, Inc.
7.125% 4/22/25	831,172	708,230
		3,536,733
Auto Manufacturers — 1.3%
Ford Motor Credit Co. LLC
3 mo. USD LIBOR + .810% 1.114% FRN 4/05/21	3,255,000	3,207,411
3 mo. USD LIBOR + .880% 1.146% FRN 10/12/21	455,000	437,129
2.343% 11/02/20	1,270,000	1,268,413
3.339% 3/28/22	955,000	951,276
3.813% 10/12/21	520,000	521,300
4.250% 9/20/22	435,000	438,767
5.750% 2/01/21	265,000	266,656
General Motors Co.
4.875% 10/02/23	150,000	163,220
General Motors Financial Co., Inc.
3.150% 6/30/22	805,000	826,936
3.200% 7/06/21	330,000	334,994
3.450% 4/10/22	1,720,000	1,768,373
3.550% 7/08/22	410,000	423,620
4.200% 11/06/21	245,000	252,875
4.375% 9/25/21	995,000	1,026,512
		11,887,482
Banks — 3.3%
Bank of America Corp.
SOFR + 1.150% 1.319% VRN 6/19/26	65,000	65,490

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
3 mo. USD LIBOR + 1.190% 2.884% VRN 10/22/30	$595,000	$642,655
3 mo. USD LIBOR + 3.150% 4.083% VRN 3/20/51	1,780,000	2,204,247
Citigroup, Inc.
SOFR + 2.107% 2.572% VRN 6/03/31	1,150,000	1,205,280
3.200% 10/21/26	855,000	943,150
Discover Bank
4.200% 8/08/23	1,120,000	1,226,265
Fifth Third Bancorp
2.550% 5/05/27	1,100,000	1,184,478
Global Bank Corp. 3 mo. USD LIBOR + 3.300%
5.250% VRN 4/16/29 (a)	200,000	209,500
The Goldman Sachs Group, Inc.
3 mo. USD LIBOR + 1.201% 3.272% VRN 9/29/25	2,055,000	2,224,307
3 mo. USD LIBOR + 1.510% 3.691% VRN 6/05/28	405,000	453,976
HSBC Holdings PLC
SOFR + 1.732% 2.013% VRN 9/22/28	1,370,000	1,358,021
SOFR + 1.947% 2.357% VRN 8/18/31	920,000	905,781
JP Morgan Chase & Co.
SOFR + 2.440% 3.109% VRN 4/22/51	1,660,000	1,781,382
3.200% 6/15/26	820,000	910,196
3 mo. USD LIBOR + 1.000% 4.023% VRN 12/05/24	2,130,000	2,337,308
SOFR + 3.790% 4.493% VRN 3/24/31	650,000	793,223
Lloyds Banking Group PLC
3 mo. USD LIBOR + .810% 2.907% VRN 11/07/23	445,000	462,155
3.900% 3/12/24	830,000	901,813
4.050% 8/16/23	845,000	914,443
Santander UK PLC
5.000% 11/07/23 (a)	1,390,000	1,515,864
Wells Fargo & Co.
SOFR + 2.100% 2.393% VRN 6/02/28	1,060,000	1,105,876
3 mo. USD LIBOR + 1.170% 2.879% VRN 10/30/30	75,000	80,542
SOFR + 2.530% 3.068% VRN 4/30/41	1,300,000	1,359,931
3 mo. USD LIBOR + 1.310% 3.584% VRN 5/22/28	1,345,000	1,505,648

	Principal Amount	Value
3 mo. USD LIBOR + 4.240% 5.013% VRN 4/04/51	$2,523,000	$3,453,098
		29,744,629
Beverages — 0.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.900% 2/01/46	2,215,000	2,731,160
Bacardi Ltd.
4.700% 5/15/28 (a)	460,000	534,578
5.300% 5/15/48 (a)	275,000	344,688
		3,610,426
Biotechnology — 0.1%
Amgen, Inc.
4.400% 5/01/45	680,000	842,447
Chemicals — 0.3%
International Flavors & Fragrances, Inc.
5.000% 9/26/48	1,265,000	1,565,306
Nutrition & Biosciences, Inc.
3.468% 12/01/50 (a)	1,160,000	1,171,225
		2,736,531
Commercial Services — 0.4%
Duke University
2.832% 10/01/55	875,000	926,456
Gartner, Inc.
3.750% 10/01/30 (a)	660,000	667,623
IHS Markit Ltd.
4.000% 3/01/26 (a)	124,000	138,260
4.750% 2/15/25 (a)	505,000	572,145
4.750% 8/01/28	750,000	892,193
5.000% 11/01/22 (a)	335,000	359,530
		3,556,207
Computers — 0.0%
Dell International LLC/EMC Corp.
4.420% 6/15/21 (a)	149,000	152,522
Diversified Financial Services — 1.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.500% 5/15/21	250,000	254,763
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.875% 1/23/28	265,000	244,258
4.125% 7/03/23	220,000	224,389
Air Lease Corp.
3.250% 3/01/25	950,000	966,411
Avolon Holdings Funding Ltd.
2.875% 2/15/25 (a)	860,000	788,277

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
3.950% 7/01/24 (a)	$380,000	$360,693
5.125% 10/01/23 (a)	105,000	104,746
5.250% 5/15/24 (a)	110,000	110,385
GE Capital Funding LLC
4.400% 5/15/30 (a)	875,000	939,670
GE Capital International Funding Co. Unlimited Co.
4.418% 11/15/35	3,238,000	3,417,899
Intercontinental Exchange, Inc.
1.850% 9/15/32	640,000	635,884
Park Aerospace Holdings Ltd.
4.500% 3/15/23 (a)	700,000	693,664
5.250% 8/15/22 (a)	785,000	788,176
5.500% 2/15/24 (a)	265,000	267,021
		9,796,236
Electric — 1.2%
AEP Texas, Inc.
3.850% 10/01/25 (a)	2,000,000	2,203,535
Ameren Illinois Co.
3.700% 12/01/47	480,000	564,812
Consolidated Edison Co. of New York, Inc.
4.650% 12/01/48	1,000,000	1,300,193
Duke Energy Carolinas LLC
3.700% 12/01/47	738,000	874,130
Entergy Louisiana LLC
3.780% 4/01/25	1,250,000	1,368,625
FirstEnergy Transmission LLC
5.450% 7/15/44 (a)	600,000	775,273
Metropolitan Edison Co.
4.000% 4/15/25 (a)	985,000	1,092,283
MidAmerican Energy Co.
4.400% 10/15/44	1,905,000	2,416,347
Mong Duong Finance Holdings BV
5.125% 5/07/29 (a)	250,000	254,797
		10,849,995
Engineering & Construction — 0.1%
PowerTeam Services LLC
9.033% 12/04/25 (a)	821,000	865,129
Entertainment — 0.2%
Caesars Entertainment, Inc.
6.250% 7/01/25 (a)	266,000	278,035
Churchill Downs, Inc.
5.500% 4/01/27 (a)	994,000	1,037,537
Live Nation Entertainment, Inc.
4.750% 10/15/27 (a)	257,000	240,696
		1,556,268

	Principal Amount	Value
Environmental Controls — 0.1%
GFL Environmental, Inc.
3.750% 8/01/25 (a)	$500,000	$502,763
Waste Pro USA, Inc.
5.500% 2/15/26 (a)	303,000	306,633
		809,396
Foods — 0.8%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
5.500% 1/15/30 (a)	75,000	81,635
Kraft Heinz Foods Co.
4.375% 6/01/46	1,195,000	1,227,776
4.875% 10/01/49 (a)	1,435,000	1,514,381
5.000% 6/04/42	2,450,000	2,683,051
5.200% 7/15/45	750,000	819,925
The Kroger Co.
4.450% 2/01/47	885,000	1,086,112
Pilgrim’s Pride Corp.
5.875% 9/30/27 (a)	75,000	77,437
		7,490,317
Gas — 0.2%
KeySpan Gas East Corp.
5.819% 4/01/41 (a)	1,337,000	1,868,812
Health Care – Services — 1.0%
Aetna, Inc.
3.500% 11/15/24	500,000	547,908
Centene Corp.
3.000% 10/15/30 (b)	2,936,000	2,995,307
4.250% 12/15/27	435,000	455,197
5.250% 4/01/25 (a)	255,000	265,009
Encompass Health Corp.
4.750% 2/01/30	415,000	421,034
HCA, Inc.
5.000% 3/15/24	975,000	1,092,311
5.125% 6/15/39	650,000	788,815
5.250% 4/15/25	644,000	743,594
5.250% 6/15/49	1,000,000	1,224,141
Molina Healthcare, Inc.
5.375% STEP 11/15/22	460,000	480,700
UnitedHealth Group, Inc.
3.875% 8/15/59	230,000	281,388
		9,295,404
Household Products & Wares — 0.1%
Central Garden & Pet Co.
5.125% 2/01/28	22,000	23,100
Spectrum Brands, Inc.
5.750% 7/15/25	500,000	515,500
		538,600

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Insurance — 1.3%
Farmers Exchange Capital II 3 mo. USD LIBOR + 3.744%
6.151% VRN 11/01/53 (a)	$1,750,000	$2,145,007
Farmers Exchange Capital III 3 mo. USD LIBOR + 3.454%
5.454% VRN 10/15/54 (a)	3,290,000	3,977,856
Teachers Insurance & Annuity Association of America 3 mo. USD LIBOR + 2.661%
4.375% VRN 9/15/54 (a)	4,000,000	4,240,249
Willis North America, Inc.
2.950% 9/15/29	1,280,000	1,379,301
		11,742,413
Media — 1.1%
CCO Holdings LLC/CCO Holdings Capital Corp.
4.250% 2/01/31 (a)	800,000	829,170
4.500% 8/15/30 (a)	589,000	618,477
5.375% 6/01/29 (a)	329,000	356,554
Charter Communications Operating LLC/Charter Communications Operating Capital
3.750% 2/15/28	500,000	552,802
4.908% 7/23/25	1,105,000	1,277,626
5.375% 4/01/38	5,000	6,120
CSC Holdings LLC
5.375% 2/01/28 (a)	125,000	132,031
Time Warner Cable, Inc.
5.875% 11/15/40	1,270,000	1,582,518
Virgin Media Secured Finance PLC
4.500% 8/15/30 (a)	900,000	924,696
5.500% 5/15/29 (a)	541,000	580,736
The Walt Disney Co.
2.650% 1/13/31	875,000	944,712
3.600% 1/13/51	1,725,000	1,943,915
		9,749,357
Mining — 0.0%
Corp. Nacional del Cobre de Chile
3.150% 1/14/30 (a)	400,000	425,364
Miscellaneous - Manufacturing — 0.3%
General Electric Co.
4.250% 5/01/40	850,000	862,376
5.875% 1/14/38	716,000	837,259
6.750% 3/15/32	890,000	1,119,652
		2,819,287
Oil & Gas — 1.6%
Antero Resources Corp.
5.000% 3/01/25	813,000	508,125

	Principal Amount	Value
5.125% 12/01/22	$392,000	$319,480
5.625% 6/01/23	125,000	90,625
BP Capital Markets America, Inc.
3.000% 2/24/50	205,000	197,332
3.633% 4/06/30	1,265,000	1,451,157
Canadian Natural Resources Ltd.
3.850% 6/01/27	375,000	403,768
EQT Corp.
3.900% 10/01/27	760,000	699,675
Equinor ASA
3.700% 4/06/50	1,065,000	1,221,718
Exxon Mobil Corp.
2.610% 10/15/30	255,000	275,632
3.482% 3/19/30	780,000	899,415
4.327% 3/19/50	1,910,000	2,390,861
KazMunayGas National Co.
5.750% 4/19/47 (a)	200,000	236,944
Occidental Petroleum Corp.
4.500% 7/15/44	400,000	286,250
Pertamina Persero PT
3.100% 8/27/30 (a)	875,000	901,378
Petrobras Global Finance BV
5.093% 1/15/30	292,000	306,848
Petroleos del Peru SA
4.750% 6/19/32 (a)	400,000	433,200
Petroleos Mexicanos
5.950% 1/28/31 (a)	860,000	726,270
6.625% 6/15/35	2,100,000	1,743,934
7.690% 1/23/50 (a)	710,000	594,270
Range Resources Corp.
4.875% 5/15/25	147,000	132,682
Saudi Arabian Oil Co.
4.250% 4/16/39 (a)	200,000	229,897
Transocean Guardian Ltd.
5.875% 1/15/24 (a)	265,200	171,054
Transocean Pontus Ltd.
6.125% 8/01/25 (a)	313,560	280,385
Transocean Poseidon Ltd.
6.875% 2/01/27 (a)	233,000	186,745
		14,687,645
Oil & Gas Services — 0.0%
Transocean Proteus Ltd.
6.250% 12/01/24 (a)	111,150	99,201
USA Compression Partners LP / USA Compression Finance Corp.
6.875% 4/01/26	70,000	69,387
6.875% 9/01/27	217,000	215,182
		383,770

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Packaging & Containers — 0.3%
Amcor Finance USA, Inc.
4.500% 5/15/28	$965,000	$1,131,142
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
4.125% 8/15/26 (a)	170,000	172,337
Ball Corp.
4.000% 11/15/23	200,000	212,300
Matthews International Corp.
5.250% 12/01/25 (a)	275,000	259,875
Mauser Packaging Solutions Holding Co.
5.500% 4/15/24 (a)	70,000	70,248
OI European Group BV
4.000% 3/15/23 (a)	75,000	76,125
Sealed Air Corp.
4.000% 12/01/27 (a)	70,000	73,136
Trivium Packaging Finance BV
5.500% 8/15/26 (a)	995,000	1,030,298
		3,025,461
Pharmaceuticals — 2.0%
AbbVie, Inc.
4.250% 11/21/49 (a)	725,000	860,703
4.450% 5/14/46	1,848,000	2,200,764
4.550% 3/15/35 (a)	576,000	708,154
Bausch Health Cos., Inc.
7.000% 3/15/24 (a)	152,000	157,320
Bayer US Finance II LLC
4.250% 12/15/25 (a)	515,000	589,073
4.375% 12/15/28 (a)	2,735,000	3,211,415
4.625% 6/25/38 (a)	1,310,000	1,563,114
4.875% 6/25/48 (a)	870,000	1,079,552
Bayer US Finance LLC
3.375% 10/08/24 (a)	760,000	826,788
Cigna Corp.
3.400% 3/15/50	700,000	732,811
4.125% 11/15/25	2,000,000	2,294,331
CVS Health Corp.
3.250% 8/15/29	5,000	5,500
5.050% 3/25/48	2,820,000	3,599,472
5.125% 7/20/45	610,000	770,728
		18,599,725
Pipelines — 1.5%
Cheniere Energy Partners LP
5.250% 10/01/25	70,000	71,610
Energy Transfer Operating LP
4.950% 6/15/28	1,291,000	1,367,969
5.500% 6/01/27	264,000	290,687

	Principal Amount	Value
Energy Transfer Partners LP
5.950% 10/01/43	$750,000	$744,609
Kinder Morgan Energy Partners LP
3.500% 9/01/23	1,006,000	1,072,822
Kinder Morgan, Inc.
5.550% 6/01/45	1,000,000	1,187,094
Plains All American Pipeline LP/PAA Finance Corp.
4.650% 10/15/25	500,000	536,636
Rockies Express Pipeline LLC
4.950% 7/15/29 (a)	1,000,000	971,250
6.875% 4/15/40 (a)	745,000	767,946
Sabine Pass Liquefaction LLC
4.500% 5/15/30 (a)	1,500,000	1,689,677
Southern Gas Corridor
6.875% 3/24/26 (a)	600,000	681,360
Sunoco Logistics Partners Operations LP
5.350% 5/15/45	370,000	344,328
5.400% 10/01/47	1,275,000	1,203,813
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
6.875% 1/15/29	162,000	173,291
TC PipeLines LP
3.900% 5/25/27	1,500,000	1,607,739
Williams Cos., Inc.
4.000% 9/15/25	1,000,000	1,108,621
		13,819,452
Real Estate Investment Trusts (REITS) — 1.1%
Boston Properties LP
3.850% 2/01/23	1,000,000	1,064,889
CyrusOne LP / CyrusOne Finance Corp.
2.150% 11/01/30	920,000	898,932
GLP Capital LP/GLP Financing II, Inc.
4.000% 1/15/30	60,000	62,100
5.250% 6/01/25	500,000	542,910
5.300% 1/15/29	620,000	690,475
5.375% 4/15/26	1,755,000	1,945,066
Healthpeak Properties, Inc.
4.250% 11/15/23	59,000	64,412
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
5.625% 5/01/24	450,000	477,126
SL Green Operating Partnership LP
3.250% 10/15/22	1,000,000	1,020,405
Ventas Realty LP
3.750% 5/01/24	1,050,000	1,125,645

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
3.850% 4/01/27	$1,000,000	$1,089,545
Welltower, Inc.
3.750% 3/15/23	1,300,000	1,375,262
		10,356,767
Retail — 0.2%
Alimentation Couche-Tard, Inc.
2.700% 7/26/22 (a)	425,000	438,333
3.800% 1/25/50 (a)	105,000	115,405
Rite Aid Corp.
8.000% 11/15/26 (a)	226,000	225,718
Starbucks Corp.
2.250% 3/12/30	890,000	924,303
		1,703,759
Savings & Loans — 0.1%
Nationwide Building Society
3 mo. USD LIBOR + 1.181% 3.622% VRN 4/26/23 (a)	620,000	644,189
3 mo. USD LIBOR + 1.392% 4.363% VRN 8/01/24 (a)	300,000	325,263
		969,452
Semiconductors — 0.3%
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.625% 1/15/24	1,005,000	1,080,919
Intel Corp.
4.100% 5/19/46	625,000	780,080
4.750% 3/25/50	490,000	674,789
		2,535,788
Software — 0.1%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.
5.750% 3/01/25 (a)	325,000	329,648
SS&C Technologies, Inc.
5.500% 9/30/27 (a)	320,000	340,070
		669,718
Telecommunications — 2.4%
AT&T, Inc.
3.300% 2/01/52	860,000	815,124
3.500% 9/15/53 (a)	1,216,000	1,175,658
4.500% 5/15/35	110,000	129,871
4.500% 3/09/48	330,000	378,713
4.750% 5/15/46	100,000	117,477
4.800% 6/15/44	3,380,000	4,028,350
4.850% 3/01/39	366,000	441,598
5.250% 3/01/37	850,000	1,062,773
Intelsat Jackson Holdings SA
8.500% 10/15/24 (a) (c)	378,000	243,810
9.750% 7/15/25 (a) (c)	1,379,000	903,245

	Principal Amount	Value
Koninklijke KPN NV
8.375% 10/01/30	$440,000	$640,498
Level 3 Financing, Inc.
4.625% 9/15/27 (a)	241,000	247,627
5.375% 5/01/25	166,000	171,148
Sprint Corp.
7.875% 9/15/23	74,000	85,007
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
3.360% STEP 3/20/23 (a)	485,000	490,432
4.738% 9/20/29 (a)	2,685,000	2,903,156
5.152% 9/20/29 (a)	700,000	824,250
T-Mobile USA, Inc.
2.550% 2/15/31 (a)	955,000	988,053
3.875% 4/15/30 (a)	840,000	953,081
4.375% 4/15/40 (a)	840,000	984,623
4.500% 2/01/26	400,000	412,160
4.750% 2/01/28	175,000	187,204
6.000% 3/01/23	94,000	94,244
6.000% 4/15/24	279,000	284,842
Vodafone Group PLC
4.250% 9/17/50	315,000	365,340
4.875% 6/19/49	1,260,000	1,564,397
5.250% 5/30/48	1,000,000	1,292,822
		21,785,503
Transportation — 0.0%
Empresa de Transporte de Pasajeros Metro SA
3.650% 5/07/30 (a)	200,000	221,500

TOTAL CORPORATE DEBT (Cost $202,719,481)		217,027,779

MUNICIPAL OBLIGATIONS — 0.6%
Commonwealth of Massachusetts, General Obligation
3.000% 3/01/49	1,360,000	1,452,426
Health & Educational Facilities Authority of the State of Missouri, Revenue Bond
3.652% 8/15/57	375,000	462,502
New York State Dormitory Authority, Revenue Bond
5.051% 9/15/27	600,000	729,264
Regents of the University of California Medical Center Pooled, Revenue Bond
3.256% 5/15/60	2,205,000	2,405,038

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
State of California, General Obligation
7.950% 3/01/36	$221	$205
		5,049,435

TOTAL MUNICIPAL OBLIGATIONS (Cost $4,545,399)		5,049,435

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 12.1%
Commercial Mortgage-Backed Securities — 1.3%
BAMLL Commercial Mortgage Securities Trust, Series 2018-PARK, Class A,
4.227% VRN 8/10/38 (a) (d)	1,280,000	1,505,314
BX Trust, Series 2019-OC11, Class A
3.202% 12/09/41 (a)	420,000	445,173
CALI Mortgage Trust, Series 2019-101C, Class A
3.957% 3/10/39 (a)	945,000	1,107,880
CPT Mortgage Trust, Series 2019-CPT, Class A
2.865% 11/13/39 (a)	805,000	877,800
DC Office Trust, Series 2019-MTC, Class A
2.965% 9/15/45 (a)	860,000	940,872
Hudson Yards Mortgage Trust
Series 2019-55HY, Class A, 3.041% VRN 12/10/41 (a) (d)	860,000	950,887
Series 2019-30HY, Class A, 3.228% 7/10/39 (a)	880,000	987,027
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2019-OSB, Class A
3.397% 6/05/39 (a)	900,000	1,019,223
MKT Mortgage Trust, Series 2020-525M, Class A
2.694% 2/12/40 (a)	1,030,000	1,090,703
Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC, Class A
2.966% 12/15/38 (a)	840,000	867,339
One Bryant Park Trust, Series 2019-OBP, Class A
2.516% 9/15/54 (a)	1,085,000	1,156,426
RBS Commercial Funding, Inc. Trust, Series 2013-GSP, Class A,
3.961% VRN 1/15/32 (a) (d)	640,000	668,186

	Principal Amount	Value
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A2B,
4.144% VRN 1/05/43 (a) (d)	$120,000	$111,791
		11,728,621
Home Equity Asset-Backed Securities — 0.7%
Argent Securities, Inc., Series 2005-W2, Class M1, 1 mo. USD LIBOR + .490%
0.638% FRN 10/25/35	4,500,000	4,355,128
Home Equity Asset Trust, Series 2006-3, Class 1A1, 1 mo. USD LIBOR + .200%
0.348% FRN 7/25/36	318,877	318,003
Option One Mortgage Loan Trust, Series 2006-1, Class 1A1, 1 mo. USD LIBOR + .220%
0.368% FRN 1/25/36	1,935,116	1,817,102
Residential Asset Securities Corp., Series 2005-KS11, Class M1, 1 mo. USD LIBOR + .400%
0.548% FRN 12/25/35	9,211	9,203
		6,499,436
Other Asset-Backed Securities — 2.9%
Aimco CLO Ltd., Series 2020-11A, Class A1, 3 mo. USD LIBOR + 1.380%
0.000% FRN 10/15/31 (a) (b)	2,075,000	2,075,000
Ajax Mortgage Loan Trust,
2.860% STEP 7/25/59 (a)	3,731,326	3,731,648
Barings CLO Ltd., Series 2013-IA, Class AR, 3 mo. USD LIBOR + .800%
1.072% FRN 1/20/28 (a)	3,419,218	3,389,099
Countrywide Asset-Backed Certificates
Series 2006-22, Class 2A3, 1 mo. USD LIBOR + .160% 0.308% FRN 1/25/34	61,853	59,101
Series 2004-5, Class M1, 1 mo. USD LIBOR + .855% 1.003% FRN 8/25/34	365,522	356,413
First Franklin Mortgage Loan Trust, Series 2005-FF9, Class A4, 1 mo. USD LIBOR + .360%
0.508% FRN 10/25/35	667,906	654,881
GoldenTree Loan Opportunities Ltd., Series 2014-9A, Class AR2, 3 mo. USD LIBOR + 1.110%
1.380% FRN 10/29/29 (a)	2,100,000	2,087,188

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GSAMP Trust, Series 2006-HE1, Class M1, 1 mo. USD LIBOR + .390%
0.538% FRN 1/25/36	$4,073,340	$3,992,049
LCM Ltd., 3 mo. USD LIBOR + 1.240%
1.515% FRN 7/15/27 (a)	1,400,000	1,395,878
Lehman XS Trust, Series 2005-4, Class 1A3, 1 mo. USD LIBOR + .800%
0.948% FRN 10/25/35	246,807	242,638
Magnetite Ltd.
Series 2012-7A, Class A1R2, 3 mo. USD LIBOR + .800% 1.075% FRN 1/15/28 (a)	1,489,000	1,476,372
Series 2019-21A, Class A, 3 mo. USD LIBOR + 1.280% 1.552% FRN 4/20/30 (a)	450,000	448,715
Morgan Stanley Capital, Inc. Trust
Series 2006-HE1, Class A4, 1 mo. USD LIBOR + .290% 0.438% FRN 1/25/36	3,482,125	3,393,402
Series 2006-NC2, Class A2D, 1 mo. USD LIBOR + .290% 0.438% FRN 2/25/36	3,461,601	3,342,533
		26,644,917
Student Loans Asset-Backed Securities — 3.8%
Access Group, Inc., Series 2015-1, Class A, 1 mo. USD LIBOR + .700%
0.848% FRN 7/25/56 (a)	2,103,784	2,060,161
Education Loan Asset-Backed Trust, Series 2013-1, Class A2, 1 mo. USD LIBOR + .800%
0.948% FRN 4/26/32 (a)	4,100,000	4,073,263
SLC Student Loan Trust
Series 2006-2, Class A6, 3 mo. USD LIBOR + .160% 0.410% FRN 9/15/39	7,720,000	7,252,992
Series 2006-1, Class A6, 3 mo. USD LIBOR + .160% 0.410% FRN 3/15/55	7,380,000	6,877,609
SLM Student Loan Trust
Series 2014-1, Class A3, 1 mo. USD LIBOR + .600% 0.748% FRN 2/26/29	1,602,754	1,493,590
Series 2012-7, Class A3, 1 mo. USD LIBOR + .650% 0.798% FRN 5/26/26	2,911,849	2,841,029
Series 2008-5, Class B, 3 mo. USD LIBOR + 1.850% 2.095% FRN 7/25/73	3,735,000	3,423,746

	Principal Amount	Value
Series 2008-9, Class B, 3 mo. USD LIBOR + 2.250% 2.495% FRN 10/25/83	$3,630,000	$3,571,894
Wachovia Student Loan Trust, Series 2006-1, Class A6, 3 mo. USD LIBOR + .170%
0.415% FRN 4/25/40 (a)	2,753,456	2,631,165
		34,225,449
Whole Loan Collateral Collateralized Mortgage Obligations — 3.4%
American Home Mortgage Investment Trust, Series 2006-1, Class 12A1, 1 mo. USD LIBOR + .400%
0.548% FRN 3/25/46	2,384,811	2,138,389
Bear Stearns ALT-A Trust, Series 2005-4, Class 25A1,
3.422% VRN 5/25/35 (d)	1,884,329	1,801,153
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR2, Class 1A2,
3.879% VRN 3/25/36 (d)	6,700	6,233
Credit Suisse Mortgage Trust, Series 2018-RPL9, Class A,
3.850% VRN 9/25/57 (a) (d)	2,903,110	3,224,775
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1,
3.261% VRN 11/25/35 (d)	2,218,206	1,996,872
HarborView Mortgage Loan Trust
Series 2006-10, Class 1A1A, 1 mo. USD LIBOR + .200% 0.356% FRN 11/19/36	3,541,015	2,981,293
Series 2007-6, Class 1A1A, 1 mo. LIBOR + .200% 0.356% FRN 8/19/37	3,525,450	3,021,774
HomeBanc Mortgage Trust, Series 2005-5, Class A1, 1 mo. USD LIBOR + .260%
0.408% FRN 1/25/36	5,190,832	4,920,419
JP Morgan Mortgage Trust, Series 2005-A5, Class 1A2,
2.870% VRN 8/25/35 (d)	326,090	325,070
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 4A1,
2.714% VRN 4/25/34 (d)	648,672	633,264
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3A, 12 mo. MTA + .750%
1.921% FRN 6/26/47 (a)	1,424,094	1,391,100
RALI Trust, Series 2006-QA7, Class 2A1, 1 mo. USD LIBOR + .185%
0.333% FRN 8/25/36	801,021	737,409

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Structured Asset Mortgage Investments Trust, Series 2006-AR1, Class 3A1, 1 mo. USD LIBOR + .230%
0.378% FRN 2/25/36	$2,995,621	$2,688,810
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2005-AR2, Class 2A1A, 1 mo. USD LIBOR + .310% 0.458% FRN 1/25/45	1,086,517	1,048,235
Series 2005-7, Class 4CB, 7.000% 8/25/35	2,985,566	2,272,523
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR3, Class A4,
4.030% VRN 4/25/37 (d)	1,548,403	1,446,225
		30,633,544

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $108,428,337)		109,731,967

SOVEREIGN DEBT OBLIGATIONS — 0.8%
Abu Dhabi Government International Bond
2.500% 9/30/29 (a)	647,000	691,278
Colombia Government International Bond
3.000% 1/30/30	400,000	409,000
4.500% 1/28/26	200,000	221,500
5.200% 5/15/49	200,000	240,720
Dominican Republic International Bond
4.500% 1/30/30 (a)	250,000	245,625
6.000% 7/19/28 (a)	150,000	161,251
Indonesia Government International Bond
2.850% 2/14/30	300,000	315,047
Mexico Government International Bond
3.250% 4/16/30	858,000	878,858
3.750% 1/11/28	200,000	215,302
Panama Government International Bond
3.160% 1/23/30	400,000	435,004
Peruvian Government International Bond
2.844% 6/20/30	276,000	300,150
4.125% 8/25/27	254,000	296,230
Qatar Government International Bond
4.500% 4/23/28 (a)	600,000	717,000

	Principal Amount	Value
Republic of South Africa Government International Bond
4.875% 4/14/26	$200,000	$201,993
Russian Foreign Bond
4.375% 3/21/29 (a)	200,000	229,471
4.750% 5/27/26 (a)	200,000	229,202
Saudi Government International Bond
3.250% 10/22/30 (a)	200,000	217,196
3.625% 3/04/28 (a)	200,000	221,552
3.750% 1/21/55 (a)	200,000	216,440
4.500% 10/26/46 (a)	200,000	240,024
Uruguay Government International Bond
4.375% 10/27/27	394,830	456,033
		7,138,876

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $6,821,414)		7,138,876

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 33.3%
Collateralized Mortgage Obligations — 2.3%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series S8FX, Class A2, 3.291% 3/25/27	3,955,000	4,436,765
Series K155, Class A3, 3.750% 4/25/33	2,115,000	2,597,534
Federal National Mortgage Association
Series 2020-M10, Class X8, 0.776% VRN 12/25/27 (d)	1,910,000	76,830
Series 2020-M10, Class X2, 1.826% VRN 12/25/30 (d)	4,943,114	682,872
Series 2020-M10, Class X1, 1.923% VRN 12/25/30 (d)	2,368,685	340,399
Series 2018-43, Class CT, 3.000% 6/25/48	1,923,152	2,034,685
Series 2018-54, Class KA, 3.500% 1/25/47	2,199,310	2,290,004
Series 2018-38, Class PA, 3.500% 6/25/47	2,596,809	2,696,186
Federal National Mortgage Association REMICS Series 2018-55, Class PA 3.500% 1/25/47	2,282,077	2,376,188
Government National Mortgage Association
Series 2018-124, Class NW, 3.500% 9/20/48	1,247,490	1,326,734

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2019-15, Class GT, 3.500% 2/20/49	$2,121,712	$2,258,033
		21,116,230
Pass-Through Securities — 31.0%
Federal Home Loan Mortgage Corp.
Pool #G18619 2.500% 11/01/31	830,780	870,670
Pool #G16770 2.500% 2/01/32	851,494	900,628
Pool #G16660 2.500% 7/01/32	1,368,655	1,433,089
Pool #G18596 3.000% 4/01/31	553,952	584,581
Pool #G18691 3.000% 6/01/33	240,661	253,365
Pool #G08710 3.000% 6/01/46	147,254	154,787
Pool #G08715 3.000% 8/01/46	3,058,253	3,212,796
Pool #G08721 3.000% 9/01/46	413,599	434,500
Pool #G08726 3.000% 10/01/46	5,560,301	5,841,281
Pool #G08732 3.000% 11/01/46	3,880,808	4,076,919
Pool #G08741 3.000% 1/01/47	2,474,375	2,595,547
Pool #G18713 3.500% 11/01/33	2,013,252	2,135,274
Pool #G16756 3.500% 1/01/34	713,821	769,354
Pool #G60038 3.500% 1/01/44	1,085,230	1,180,590
Pool #G07848 3.500% 4/01/44	6,794,018	7,569,888
Pool #G07924 3.500% 1/01/45	2,385,062	2,625,292
Pool #G60138 3.500% 8/01/45	4,216,523	4,674,328
Pool #G08711 3.500% 6/01/46	2,572,972	2,750,015
Pool #G08716 3.500% 8/01/46	3,728,115	3,978,816
Pool #G67703 3.500% 4/01/47	3,135,838	3,432,088
Pool #G67706 3.500% 12/01/47	2,638,820	2,883,993
Pool #G08792 3.500% 12/01/47	3,503,316	3,711,530
Pool #G67707 3.500% 1/01/48	2,729,744	3,015,034
Pool #G67708 3.500% 3/01/48	6,158,587	6,659,573
Pool #G67709 3.500% 3/01/48	7,339,436	8,014,462
Pool #G67711 4.000% 3/01/48	902,917	993,866
Pool #G67713 4.000% 6/01/48	2,714,331	2,958,053
Pool #G67714 4.000% 7/01/48	3,515,072	3,868,039
Pool #G67717 4.000% 11/01/48	3,141,903	3,457,399
Pool #G08843 4.500% 10/01/48	1,766,572	1,909,986
Pool #G08826 5.000% 6/01/48	558,764	613,208
Pool #G08844 5.000% 10/01/48	204,883	224,654
Federal National Mortgage Association
Pool #MA4093 2.000% 8/01/40	1,311,077	1,358,247
Pool #MA4152 2.000% 10/01/40	4,430,000	4,589,383
Pool #MA4176 2.000% 10/01/40 (b)	3,150,000	3,263,331
Pool #BL6060 2.455% 4/01/40	1,265,000	1,364,726
Pool #MA3029 3.000% 6/01/32	594,778	626,934
Pool #MA1607 3.000% 10/01/33	3,243,894	3,435,520
Pool #MA3811 3.000% 10/01/49	2,572,369	2,647,959
Pool #BL2360 3.450% 5/01/34	1,760,000	2,144,657
Pool #AN0877 3.500% 2/01/31	922,908	1,094,204
Pool #AB4262 3.500% 1/01/32	2,253,503	2,429,729

	Principal Amount	Value
Pool #MA1148 3.500% 8/01/42	$5,471,133	$5,938,304
Pool #CA0996 3.500% 1/01/48	170,701	184,476
Pool #MA3276 3.500% 2/01/48	557,145	589,397
Pool #MA3305 3.500% 3/01/48	1,878,345	1,987,079
Pool #MA3332 3.500% 4/01/48	75,497	79,868
Pool #CA3633 3.500% 6/01/49	1,445,851	1,578,346
Pool #AM7122 3.610% 11/01/34	1,775,863	2,156,886
Pool #BL0661 3.990% 11/01/33	4,197,265	5,161,422
Pool #MA2995 4.000% 5/01/47	1,552,076	1,672,121
Pool #AS9830 4.000% 6/01/47	1,140,903	1,225,937
Pool #MA3027 4.000% 6/01/47	1,390,165	1,487,261
Pool #AS9972 4.000% 7/01/47	1,049,086	1,124,982
Pool #AL9106 4.500% 2/01/46	567,602	623,277
Pool #CA1710 4.500% 5/01/48	2,725,999	2,951,646
Pool #CA1711 4.500% 5/01/48	49,852	53,979
Pool #CA2208 4.500% 8/01/48	2,036,741	2,205,334
Government National Mortgage Association II
Pool #MA4126 3.000% 12/20/46	3,715,437	3,905,176
Pool #MA4836 3.000% 11/20/47	2,962,529	3,106,412
Pool #MA6209 3.000% 10/20/49	3,005,668	3,084,019
Pool #MA4127 3.500% 12/20/46	2,381,402	2,551,898
Pool #MA4382 3.500% 4/20/47	478,958	512,351
Pool #MA4719 3.500% 9/20/47	4,550,396	4,854,850
Pool #MA4837 3.500% 11/20/47	610,845	650,761
Pool #MA4962 3.500% 1/20/48	3,794,969	4,042,950
Pool #MA5019 3.500% 2/20/48	2,109,176	2,247,000
Pool #MA4838 4.000% 11/20/47	1,304,866	1,405,311
Pool #MA4901 4.000% 12/20/47	1,061,727	1,141,465
Pool #MA5078 4.000% 3/20/48	992,121	1,066,632
Pool #MA5466 4.000% 9/20/48	664,544	710,507
Pool #MA5528 4.000% 10/20/48	2,713,029	2,895,799
Pool #MA4264 4.500% 2/20/47	522,491	571,779
Pool #MA4512 4.500% 6/20/47	3,651,068	3,989,779
Pool #MA3666 5.000% 5/20/46	60,239	68,680
Pool #MA3806 5.000% 7/20/46	395,444	449,248
Pool #MA4072 5.000% 11/20/46	75,771	86,436
Pool #MA4454 5.000% 5/20/47	1,757,656	1,949,011
Government National Mortgage Association II TBA Pool #8 2.000% 3/01/50 (b)	15,300,000	15,896,461
Government National Mortgage Association TBA Pool #264 2.500% 2/01/50 (b)	12,675,000	13,307,760
Uniform Mortgage Backed Securities TBA
Pool #97 1.500% 8/01/35 (b)	4,500,000	4,604,062
Pool #505 2.000% 5/01/35 (b)	12,875,000	13,383,964
Pool #1082 2.000% 4/01/50 (b)	40,625,000	42,008,789
Pool #56 2.500% 12/01/49 (b)	6,650,000	6,965,356

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #869 2.500% 12/01/49 (b)	$6,725,000	$7,055,471
		282,270,537

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $292,932,411)		303,386,767

U.S. TREASURY OBLIGATIONS — 27.9%
U.S. Treasury Bonds & Notes — 27.9%
U.S. Treasury Bond
1.250% 5/15/50	9,114,000	8,662,925
1.375% 8/15/50	28,730,000	28,194,605
U.S. Treasury Inflation Index
0.125% 4/15/25	2,146,270	2,284,297
0.125% 7/15/30	3,984,007	4,431,793
0.250% 2/15/50	3,059,026	3,615,705
U.S. Treasury Note
0.125% 7/31/22	20,945,000	20,943,437
0.125% 8/31/22	39,560,000	39,558,536
0.125% 9/30/22	65,015,000	65,014,974
0.250% 8/31/25	21,795,000	21,778,085
0.250% 9/30/25	34,470,000	34,434,603
0.375% 9/30/27	16,970,000	16,864,085
0.625% 8/15/30	8,316,000	8,274,734
		254,057,779

TOTAL U.S. TREASURY OBLIGATIONS (Cost $253,876,768)		254,057,779

TOTAL BONDS & NOTES (Cost $881,165,613)		908,228,519

TOTAL LONG-TERM INVESTMENTS (Cost $881,165,613)		908,228,519

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 10.9%
Commercial Paper — 0.2%
Ford Motor Credit Co.
3.245% 10/08/20 (a)	$2,200,000	$2,199,362
U.S. Treasury Bill — 10.7%
U.S. Treasury Bill
0.000% 10/22/20	19,435,000	19,434,064
0.000% 10/29/20	3,390,000	3,389,756
0.000% 11/03/20	8,615,000	8,614,269
0.000% 11/05/20	7,385,000	7,384,372
0.000% 11/17/20	4,785,000	4,784,438
0.000% 11/19/20	3,730,000	3,729,543
0.000% 11/24/20	2,585,000	2,584,661
0.000% 12/03/20	9,535,000	9,533,415
0.000% 12/10/20	10,685,000	10,683,026
0.000% 2/04/21	5,210,000	5,208,131
0.000% 2/11/21	5,280,000	5,277,952
United States Cash Management Bill
0.000% 1/19/21	2,400,000	2,399,230
0.000% 1/26/21	5,010,000	5,007,965
0.000% 2/09/21	3,120,000	3,118,694
0.000% 2/23/21	6,170,000	6,167,515
		97,317,031

TOTAL SHORT-TERM INVESTMENTS (Cost $99,510,715)		99,516,393

TOTAL INVESTMENTS — 110.7% (Cost $980,676,328) (e)		1,007,744,912

Other Assets/(Liabilities) — (10.7)%		(97,615,703)

NET ASSETS — 100.0%		$910,129,209

Abbreviation Legend

CLO	Collateralized Loan Obligation
DAC	Designated Activity Company
FRN	Floating Rate Note
REMICS	Real Estate Mortgage Investment Conduits
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2020, the aggregate market value of these securities amounted to $111,395,824 or 12.24% of net assets.

(b)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(c)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2020, these securities amounted to a value of $1,147,055 or 0.13% of net assets.

(d)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2020.

(e)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Ultra Bond	12/21/20	31	$6,919,467	$(43,281)
U.S. Treasury Note 5 Year	12/31/20	341	42,950,549	26,107
				$(17,174)
Short
U.S. Treasury Ultra 10 Year	12/21/20	24	$(3,833,684)	$(4,441)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments
September 30, 2020

	Principal Amount	Value
BONDS & NOTES — 99.4%
BANK LOANS — 4.8%
Advertising — 0.1%
Terrier Media Buyer, Inc., Term Loan B, 1 mo. LIBOR + 4.250%
4.397% VRN 12/17/26	$446,476	$434,836
Aerospace & Defense — 0.1%
The Boeing Co., Term Loan, 2 mo. LIBOR + 1.250%, 3 mo. LIBOR + 1.250%
1.500% VRN 2/07/22	780,000	752,700
Airlines — 0.1%
Delta Air Lines, Inc., 2020 Term Loan B, 3 mo. LIBOR + 4.750%
5.750% VRN 4/29/23	708,225	706,454
Auto Parts & Equipment — 0.1%
Clarios Global LP, USD Term Loan B, 1 mo. LIBOR + 3.500%
3.647% VRN 4/30/26	445,500	433,387
Building Materials — 0.0%
API Group DE, Inc., Term Loan B, 1 mo. LIBOR + 2.500%
2.647% VRN 10/01/26	367,225	359,267
Commercial Services — 0.3%
Allied Universal Holdco LLC, 2019 Term Loan B, 1 mo. LIBOR + 4.250%
4.397% VRN 7/10/26	694,248	685,820
BrightView Landscapes LLC, 2018 1st Lien Term Loan B, 1 mo. LIBOR + 2.500%
2.688% VRN 8/15/25	234,600	231,961
Garda World Security Corp., 2019 1st Lien Term Loan B, 1 mo. LIBOR + 4.750%
4.900% VRN 10/30/26	171,766	170,435
Prime Security Services Borrower LLC, 2019 Term Loan B1, 1 mo. LIBOR + 3.250%, 3 mo. LIBOR + 3.250%, 12 mo. LIBOR + 3.250%
4.250% VRN 9/23/26	687,345	680,348
TKC Holdings, Inc., 2017 1st Lien Term Loan, 6 mo. LIBOR + 3.750%
4.750% VRN 2/01/23	344,581	322,669
Trans Union LLC, 2019 Term Loan B5, 1 mo. LIBOR + 1.750%
1.897% VRN 11/16/26	258,336	251,514
		2,342,747

	Principal Amount	Value
Computers — 0.1%
Dell International LLC, 2019 Term Loan B, 1 mo. LIBOR + 2.000%
2.750% VRN 9/19/25	$562,041	$559,079
Western Digital Corp., 2018 Term Loan B4, 1 mo. LIBOR + 1.750%
1.898% VRN 4/29/23	180,020	178,284
		737,363
Diversified Financial Services — 0.4%
Citadel Securities LP, 2020 Term Loan B, 1 mo. LIBOR + 2.750%
2.897% VRN 2/27/26	246,881	245,185
Deerfield Dakota Holding, LLC, 2020 USD Term Loan B, 1 mo. LIBOR + 3.750%
4.750% VRN 4/09/27	638,400	633,746
Delos Finance S.A.R.L., 2018 Term Loan B, 3 mo. LIBOR + 1.750%
1.970% VRN 10/06/23	900,000	877,950
Edelman Financial Center LLC, 2018 1st Lien Term Loan, 1 mo. LIBOR + 3.000%
3.145% VRN 7/21/25	332,926	320,910
Focus Financial Partners LLC, 2020 Term Loan, 1 mo. LIBOR + 2.000%
2.147% VRN 7/03/24	395,776	384,101
Jane Street Group LLC, 2020 Term Loan, 1 mo. LIBOR + 3.000%
3.147% VRN 1/31/25	354,532	351,210
VFH Parent LLC, 2019 Term Loan B, 1 mo. LIBOR + 3.000%
3.151% VRN 3/01/26	176,239	174,863
		2,987,965
Electrical Components & Equipment — 0.0%
Brookfield WEC Holdings, Inc., 2020 Term Loan, 1 mo. LIBOR + 3.000%
3.750% VRN 8/01/25	277,479	270,145
Engineering & Construction — 0.0%
Atlantic Aviation FBO, Inc., 2018 Term Loan B, 1 mo. LIBOR + 3.750%
3.897% VRN 12/06/25	98,250	95,712
Entertainment — 0.1%
Delta 2 (LUX) S.A.R.L., 2018 USD Term Loan, 1 mo. LIBOR + 2.500%
3.500% VRN 2/01/24	40,000	38,717
PCI Gaming Authority, Term Loan, 1 mo. LIBOR + 2.500%
2.647% VRN 5/29/26	281,046	272,496

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Scientific Games International, Inc., 2018 Term Loan B5, 1 mo. LIBOR + 2.750%, 6 mo. LIBOR + 2.750%
2.896% - 3.612% VRN 8/14/24	$668,383	$627,351
Stars Group Holdings B.V. (The), 2018 USD Incremental Term Loan, 3 mo. LIBOR + 3.500%
3.720% VRN 7/10/25	15,250	15,198
		953,762
Environmental Controls — 0.0%
GFL Environmental, Inc., 2018 USD Term Loan B, 1 mo. LIBOR + 3.000%, 3 mo. LIBOR + 3.000%
4.000% VRN 5/30/25	71,556	71,162
Food Services — 0.1%
Aramark Services, Inc., 2019 Term Loan B4, 1 mo. LIBOR + 1.750%
1.897% VRN 1/15/27	557,200	531,664
Foods — 0.1%
Froneri International Ltd., 2020 USD Term Loan, 1 mo. LIBOR + 2.250%
2.397% VRN 1/31/27	309,225	296,525
US Foods, Inc.
2016 Term Loan B, 1 mo. LIBOR + 1.750%
1.897% VRN 6/27/23	208,909	200,553
2019 Term Loan B, 1 mo. LIBOR + 2.000%
2.750% VRN 9/13/26	607,937	579,443
		1,076,521
Health Care – Products — 0.1%
Athenahealth, Inc., 2019 Term Loan B, 3 mo. LIBOR + 4.500%
4.750% VRN 2/11/26	1,096,375	1,077,189
Health Care – Services — 0.5%
EyeCare Partners LLC
2020 Delayed Draw Term Loan,
0.000% 2/18/27 (a)	45,405	42,596
2020 Term Loan, 1 mo. LIBOR + 3.750%
3.897% VRN 2/18/27	193,622	181,642
Global Medical Response, Inc.
2020 Term Loan B,
0.000% 9/24/25 (b)	170,000	166,015
2018 Term Loan B1, 3 mo. LIBOR + 3.250%
4.250% VRN 4/28/22	218,829	218,043

	Principal Amount	Value
HCA, Inc., Term Loan B12, 1 mo. LIBOR + 1.750%
1.897% VRN 3/13/25	$163,160	$162,256
Jaguar Holding Co. II, 2018 Term Loan, 1 mo. LIBOR + 2.500%
3.500% VRN 8/18/22	471,065	468,921
MPH Acquisition Holdings LLC, 2016 Term Loan B, 3 mo. LIBOR + 2.750%
3.750% VRN 6/07/23	766,755	753,613
Phoenix Guarantor, Inc., 2020 Term Loan B, 1 mo. LIBOR + 3.250%
3.401% VRN 3/05/26	800,993	778,765
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, 1 mo. LIBOR + 3.750%
3.897% VRN 11/17/25	861,664	835,814
		3,607,665
Household Products — 0.1%
Reynolds Consumer Products LLC, Term Loan, 1 mo. LIBOR + 1.750%
1.897% VRN 2/04/27	413,776	408,087
Insurance — 0.2%
AmWINS Group, Inc., 2017 Term Loan B, 1 mo. LIBOR + 2.750%
3.750% VRN 1/25/24	19,948	19,744
Asurion LLC
2017 Term Loan B4, 1 mo. LIBOR + 3.000%
3.147% VRN 8/04/22	628,782	620,790
2018 Term Loan B6, 1 mo. LIBOR + 3.000%
3.147% VRN 11/03/23	168,659	165,990
2018 Term Loan B7, 1 mo. LIBOR + 3.000%
3.147% VRN 11/03/24	344,290	338,051
		1,144,575
Internet — 0.1%
Go Daddy Operating Co. LLC, 2017 Repriced Term Loan, 1 mo. LIBOR + 1.750%
1.897% VRN 2/15/24	59,794	58,542
McAfee LLC, 2018 USD Term Loan B, 1 mo. LIBOR + 3.750%
3.896% VRN 9/30/24	849,276	842,083
		900,625
Investment Companies — 0.1%
FinCo I LLC, 2018 Term Loan B,
0.000% 12/27/22 (b)	32,996	32,769

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
First Eagle Holdings, Inc., 2020 Term Loan B, 3 mo. LIBOR + 2.500%
2.720% VRN 2/01/27	$206,562	$201,324
UFC Holdings LLC, 2019 Term Loan, 6 mo. LIBOR + 3.250%
4.250% VRN 4/29/26	561,941	551,405
		785,498
Leisure Time — 0.0%
Alterra Mountain Co., Term Loan B1, 1 mo. LIBOR + 2.750%
2.897% VRN 7/31/24	373,283	359,128
Lodging — 0.4%
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, 1 mo. LIBOR + 2.750%
2.897% VRN 12/23/24	814,254	760,855
CityCenter Holdings LLC, 2017 Term Loan B, 1 mo. LIBOR + 2.250%
3.000% VRN 4/18/24	323,340	309,679
Four Seasons Hotels Ltd., New 1st Lien Term Loan, 1 mo. LIBOR + 2.000%
2.147% VRN 11/30/23	348,712	338,687
Golden Nugget, Inc., 2017 Incremental Term Loan B, 1 mo. LIBOR + 2.500%, 2 mo. LIBOR + 2.500%
3.250% VRN 10/04/23	423,074	376,087
Hilton Worldwide Finance LLC, 2019 Term Loan B2, 1 mo. LIBOR + 1.750%
1.898% VRN 6/22/26	716,204	690,156
Wynn Resorts Ltd., 2019 Term Loan A, 1 mo. LIBOR + 1.750%
1.900% VRN 9/20/24	883,500	830,490
		3,305,954
Media — 0.3%
Charter Communications Operating LLC
2019 Term Loan B1, 1 mo. LIBOR + 1.750%
1.900% VRN 4/30/25	837,965	822,153
2019 Term Loan B2, 1 mo. LIBOR + 1.750%
1.900% VRN 2/01/27	138,947	135,597
CSC Holdings LLC, 2019 Term Loan B5, 1 mo. LIBOR + 2.500%
2.652% VRN 4/15/27	139,300	134,802

	Principal Amount	Value
Diamond Sports Group LLC, Term Loan, 1 mo. LIBOR + 3.250%
3.400% VRN 8/24/26	$29,203	$22,535
Entercom Media Corp., 2019 Term Loan, 1 mo. LIBOR + 2.500%
2.645% VRN 11/18/24	120,328	112,958
iHeartCommunications, Inc., 2020 Term Loan, 1 mo. LIBOR + 3.000%
3.147% VRN 5/01/26	277,112	262,348
Univision Communications, Inc., 2020 Replacement Term Loan, 1 mo. LIBOR + 3.750%
4.750% VRN 3/13/26	430,309	418,170
Ziggo Financing Partnership, USD Term Loan I, 1 mo. LIBOR + 2.500%
2.652% VRN 4/30/28	138,250	132,815
		2,041,378
Packaging & Containers — 0.1%
Berry Global, Inc., Term Loan W, 1 mo. LIBOR + 2.000%
2.156% VRN 10/01/22	432,351	428,231
Pharmaceuticals — 0.4%
Bausch Health Cos., Inc.
Term Loan B, 1 mo. LIBOR + 2.750%
2.901% VRN 11/27/25	230,000	224,250
2018 Term Loan B, 1 mo. LIBOR + 3.000%
3.151% VRN 6/02/25	299,031	292,740
Change Healthcare Holdings LLC, 2017 Term Loan B, 1 mo. LIBOR + 2.500%, 3 mo. LIBOR + 2.500%
3.500% VRN 3/01/24	975,797	953,998
Elanco Animal Health, Inc., Term Loan B, 1 mo. LIBOR + 1.750%
1.899% VRN 8/01/27	654,327	635,241
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, 1 Week LIBOR + 2.000%
2.104% VRN 11/15/27	734,450	718,387
HC Group Holdings II, Inc., Term Loan B, 1 mo. LIBOR + 4.500%
4.647% VRN 8/06/26	347,375	343,613
		3,168,229
Real Estate Investment Trusts (REITS) — 0.1%
Realogy Group LLC, 2018 Term Loan B, 1 mo. LIBOR + 2.250%
3.000% VRN 2/08/25	49,872	47,752

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
VICI Properties 1 LLC, Replacement Term Loan B, 1 mo. LIBOR + 1.750%
1.906% VRN 12/20/24	$430,000	$414,903
		462,655
Retail — 0.2%
1011778 B.C. Unlimited Liability Co., Term Loan B4, 1 mo. LIBOR + 1.750%
1.897% VRN 11/19/26	937,233	897,007
Academy, Ltd., 2015 Term Loan B, 1 mo. LIBOR + 4.000%
5.000% VRN 7/01/22	241,208	235,298
Asplundh Tree Expert LLC, Term Loan B,
0.000% 9/07/27 (b)	120,000	119,776
BJ’s Wholesale Club, Inc., 2017 1st Lien Term Loan,
0.000% 2/03/24 (b)	120,000	117,763
Michaels Stores, Inc.
2020 Term Loan B,
0.000% 9/17/27 (b)	150,000	146,250
2018 Term Loan B, 1 mo. LIBOR + 2.500%
3.500% VRN 1/30/23	149,787	148,889
Party City Holdings, Inc., 2018 Term Loan B, 1 mo. LIBOR + 2.500%, 3 mo. LIBOR + 2.500%
3.250% VRN 8/19/22	132,753	107,862
		1,772,845
Software — 0.2%
DCert Buyer, Inc., 2019 Term Loan B, 1 mo. LIBOR + 4.000%
4.147% VRN 10/16/26	756,200	745,568
MA FinanceCo. LLC, USD Term Loan B3, 1 mo. LIBOR + 2.500%
2.647% VRN 6/21/24	11,469	10,867
Milano Acquisition Corp., Term Loan,
0.000% 8/13/27 (b)	540,000	533,250
Seattle Spinco, Inc., USD Term Loan B3, 1 mo. LIBOR + 2.500%
2.647% VRN 6/21/24	77,452	73,385
		1,363,070
Telecommunications — 0.4%
Altice France S.A., USD Term Loan B12, 1 mo. LIBOR + 3.688%
3.840% VRN 1/31/26	221,814	213,219
Level 3 Financing, Inc., 2019 Term Loan B, 1 mo. LIBOR + 1.750%
1.897% VRN 3/01/27	368,362	356,504

	Principal Amount	Value
Nexstar Broadcasting, Inc., 2019 Term Loan B4, 1 mo. LIBOR + 2.750%
2.899% VRN 9/18/26	$971,236	$948,577
T-Mobile USA, Inc., 2020 Term Loan, 1 mo. LIBOR + 3.000%
3.147% VRN 4/01/27	548,625	547,791
Virgin Media Bristol LLC, USD Term Loan N, 1 mo. LIBOR + 2.500%
2.652% VRN 1/31/28	863,954	837,318
		2,903,409
Transportation — 0.1%
Genesee & Wyoming, Inc., Term Loan, 3 mo. LIBOR + 2.000%
2.220% VRN 12/30/26	646,750	635,535

TOTAL BANK LOANS (Cost $37,010,656)		36,117,758

CORPORATE DEBT — 38.6%
Aerospace & Defense — 1.3%
The Boeing Co.
2.700% 2/01/27	90,000	87,776
2.800% 3/01/27	150,000	146,360
3.100% 5/01/26	80,000	79,803
3.200% 3/01/29	450,000	443,179
3.250% 2/01/35	730,000	686,177
3.550% 3/01/38	80,000	72,875
3.750% 2/01/50	240,000	219,639
4.875% 5/01/25	990,000	1,077,244
5.150% 5/01/30	500,000	562,004
5.705% 5/01/40	400,000	471,569
5.805% 5/01/50	930,000	1,125,096
5.930% 5/01/60	300,000	371,292
General Dynamics Corp.
3.250% 4/01/25	140,000	155,001
3.500% 5/15/25	50,000	56,082
4.250% 4/01/40	20,000	25,162
4.250% 4/01/50	110,000	143,666
L3Harris Technologies, Inc.
5.054% 4/27/45	280,000	380,139
Lockheed Martin Corp.
3.550% 1/15/26	350,000	397,714
4.500% 5/15/36	60,000	76,277
Northrop Grumman Corp.
2.930% 1/15/25	340,000	369,938
3.250% 1/15/28	730,000	820,210
5.250% 5/01/50	230,000	329,934

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Raytheon Co.
3.125% 10/15/20	$120,000	$120,123
Raytheon Technologies Corp.
2.250% 7/01/30	280,000	296,138
3.150% 12/15/24 (c)	140,000	151,238
3.950% 8/16/25	350,000	397,752
4.125% 11/16/28	260,000	307,873
4.500% 6/01/42	80,000	101,002
TransDigm, Inc.
6.250% 3/15/26 (c)	180,000	187,973
8.000% 12/15/25 (c)	70,000	76,125
		9,735,361
Agriculture — 1.0%
Altria Group, Inc.
2.350% 5/06/25	80,000	84,529
2.850% 8/09/22	160,000	166,625
3.490% 2/14/22	160,000	166,397
3.800% 2/14/24	180,000	196,745
3.875% 9/16/46	150,000	154,188
4.400% 2/14/26	620,000	716,201
4.750% 5/05/21	290,000	297,291
4.800% 2/14/29	530,000	628,895
5.800% 2/14/39	1,120,000	1,433,277
5.950% 2/14/49	100,000	133,954
6.200% 2/14/59	140,000	191,426
BAT Capital Corp.
3.557% 8/15/27	500,000	540,005
4.540% 8/15/47	1,110,000	1,188,670
Cargill, Inc.
1.375% 7/23/23 (c)	300,000	306,867
Philip Morris International, Inc.
1.125% 5/01/23	190,000	192,917
2.100% 5/01/30	190,000	195,437
2.500% 8/22/22	80,000	83,115
2.500% 11/02/22	350,000	364,376
2.900% 11/15/21	240,000	246,640
4.500% 3/20/42	80,000	98,250
Reynolds American, Inc.
5.850% 8/15/45	190,000	230,878
		7,616,683
Airlines — 0.6%
Delta Air Lines, Inc.
3.400% 4/19/21	450,000	448,199
3.625% 3/15/22	250,000	245,632
3.800% 4/19/23	90,000	87,142
2.900% 10/28/24	140,000	124,845
7.000% 5/01/25 (c)	1,670,000	1,833,701
7.375% 1/15/26	420,000	440,304

	Principal Amount	Value
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.500% 10/20/25 (c)	$320,000	$328,593
4.750% 10/20/28 (c)	300,000	311,484
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.500% 6/20/27 (c)	330,000	343,612
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd.
8.000% 9/20/25 (c)	400,000	423,808
		4,587,320
Apparel — 0.3%
Hanesbrands, Inc.
4.625% 5/15/24 (c)	30,000	31,193
5.375% 5/15/25 (c)	200,000	211,000
4.875% 5/15/26 (c)	110,000	117,425
Levi Strauss & Co.
5.000% 5/01/25	190,000	194,394
NIKE, Inc.
2.400% 3/27/25	170,000	182,632
2.750% 3/27/27	270,000	300,297
2.850% 3/27/30	280,000	314,474
3.250% 3/27/40	180,000	205,940
3.375% 3/27/50	610,000	712,558
		2,269,913
Auto Manufacturers — 0.6%
BMW US Capital LLC
1.850% 9/15/21 (c)	60,000	60,731
Ford Motor Co.
4.750% 1/15/43	90,000	81,488
8.500% 4/21/23	140,000	152,600
9.000% 4/22/25	80,000	91,721
Ford Motor Credit Co. LLC
3.339% 3/28/22	370,000	368,557
4.125% 8/17/27	200,000	194,500
5.125% 6/16/25	200,000	206,250
5.875% 8/02/21	400,000	407,500
General Motors Co.
5.150% 4/01/38	40,000	42,479
5.400% 10/02/23	130,000	143,307
5.950% 4/01/49	110,000	128,891
6.125% 10/01/25	220,000	255,565
6.250% 10/02/43	300,000	355,519
General Motors Financial Co., Inc.
2.450% 11/06/20	110,000	110,176
3.450% 4/10/22	30,000	30,844
4.250% 5/15/23	10,000	10,623
4.375% 9/25/21	80,000	82,534

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Nissan Motor Co. Ltd.
3.043% 9/15/23 (c)	$400,000	$405,486
3.522% 9/17/25 (c)	810,000	817,241
4.345% 9/17/27 (c)	900,000	901,571
		4,847,583
Banks — 11.8%
ABN AMRO Bank NV
4.750% 7/28/25 (c)	260,000	292,786
Banco Santander SA
3 mo. USD LIBOR + 1.120% 1.386% FRN 4/12/23	200,000	200,893
2.746% 5/28/25	1,000,000	1,048,953
3.848% 4/12/23	400,000	427,045
Bank of America Corp.
SOFR + 2.150% 2.592% VRN 4/29/31	360,000	383,012
3 mo. USD LIBOR + .790% 3.004% VRN 12/20/23	270,000	283,445
3.300% 1/11/23	90,000	95,534
3 mo. USD LIBOR + 1.040% 3.419% VRN 12/20/28	570,000	634,282
3.500% 4/19/26	290,000	324,929
3 mo. USD LIBOR + .780% 3.550% VRN 3/05/24	470,000	500,531
3 mo. USD LIBOR + 1.370% 3.593% VRN 7/21/28	1,920,000	2,156,273
3 mo. USD LIBOR + 1.070% 3.970% VRN 3/05/29	600,000	688,420
3 mo. USD LIBOR + 1.210% 3.974% VRN 2/07/30	630,000	730,040
4.000% 4/01/24	270,000	299,223
4.000% 1/22/25	270,000	300,780
3 mo. USD LIBOR + 3.150% 4.083% VRN 3/20/51	1,150,000	1,424,092
4.125% 1/22/24	290,000	321,202
4.200% 8/26/24	380,000	423,183
4.250% 10/22/26	50,000	57,896
3 mo. USD LIBOR + 1.520% 4.330% VRN 3/15/50	250,000	317,839
4.450% 3/03/26	50,000	57,667
5.000% 1/21/44	1,010,000	1,394,663
3 mo. USD LIBOR + 3.705% 6.250% VRN (d)	170,000	181,645
Bank of Montreal
1.850% 5/01/25	590,000	616,237
5 year USD Swap + 1.432% 3.803% VRN 12/15/32	90,000	100,313
The Bank of New York Mellon Corp.
1.600% 4/24/25	170,000	176,703

	Principal Amount	Value
The Bank of Nova Scotia
1.300% 6/11/25	$320,000	$326,160
Barclays Bank PLC
1.700% 5/12/22	240,000	244,142
Barclays PLC
3 mo. USD LIBOR + 1.902% 4.972% VRN 5/16/29	230,000	269,138
3 mo. USD LIBOR + 3.054% 5.088% VRN 6/20/30	1,210,000	1,355,397
BNP Paribas SA
SOFR + 2.074% 2.219% VRN 6/09/26 (c)	400,000	412,476
3.375% 1/09/25 (c)	240,000	260,321
5 year USD Swap + 1.483% 4.375% VRN 3/01/33 (c)	220,000	245,095
4.400% 8/14/28 (c)	1,120,000	1,313,530
4.625% 3/13/27 (c)	260,000	295,712
3 mo. USD LIBOR + 2.235% 4.705% VRN 1/10/25 (c)	880,000	974,256
3 mo. USD LIBOR + 2.567% 5.198% VRN 1/10/30 (c)	440,000	542,614
Canadian Imperial Bank of Commerce
0.950% 6/23/23	300,000	302,697
Citigroup, Inc.
SOFR + 1.667% 1.678% VRN 5/15/24	340,000	348,302
SOFR + 2.107% 2.572% VRN 6/03/31	340,000	356,344
SOFR + 2.750% 3.106% VRN 4/08/26	240,000	259,761
3 mo. USD LIBOR + 1.151% 3.520% VRN 10/27/28	1,400,000	1,560,268
3 mo. USD LIBOR + 1.338% 3.980% VRN 3/20/30	710,000	817,320
3 mo. USD LIBOR + 1.192% 4.075% VRN 4/23/29	750,000	867,467
4.125% 7/25/28	360,000	414,653
4.300% 11/20/26	670,000	767,825
4.400% 6/10/25	340,000	383,625
SOFR + 3.914% 4.412% VRN 3/31/31	410,000	491,478
4.450% 9/29/27	480,000	556,605
4.650% 7/30/45	441,000	576,573
4.650% 7/23/48	70,000	92,315
4.750% 5/18/46	40,000	50,199
5.300% 5/06/44	16,000	21,335
5.500% 9/13/25	170,000	201,510
3 mo. USD LIBOR + 4.068% 5.950% VRN (d)	100,000	102,600
3 mo. USD LIBOR + 3.905% 5.950% VRN (d)	470,000	492,325

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
3 mo. USD LIBOR + 3.423% 6.300% VRN (d)	$60,000	$62,850
6.625% 6/15/32	20,000	27,943
8.125% 7/15/39	310,000	539,582
Cooperatieve Rabobank UA
1 year CMT + 1.000% 1.339% VRN 6/24/26 (c)	250,000	253,098
4.375% 8/04/25	1,380,000	1,564,076
4.625% 12/01/23	250,000	277,764
5.250% 8/04/45	295,000	401,959
Credit Agricole SA
SOFR + 1.676% 1.907% VRN 6/16/26 (c)	270,000	275,816
5 year USD Swap + 1.644% 4.000% VRN 1/10/33 (c)	790,000	866,774
Credit Suisse AG
2.950% 4/09/25	340,000	371,198
Credit Suisse Group AG
SOFR + 2.044% 2.193% VRN 6/05/26 (c)	850,000	875,533
SOFR + 3.730% 4.194% VRN 4/01/31 (c)	250,000	288,623
Credit Suisse Group Funding (Guernsey) Ltd.
4.550% 4/17/26	500,000	583,025
Danske Bank A/S
1.226% 6/22/24 (c)	200,000	201,822
3 mo. USD LIBOR + 1.249% 3.001% VRN 9/20/22 (c)	420,000	427,972
5.000% 1/12/22 (c)	740,000	777,406
5.375% 1/12/24 (c)	610,000	686,130
Goldman Sachs Capital II 3 mo. USD LIBOR + .768%
4.000% VRN (d)	18,000	16,668
The Goldman Sachs Group, Inc.
3.200% 2/23/23	300,000	318,090
3.500% 4/01/25	370,000	408,358
3.500% 11/16/26	200,000	221,243
3.625% 2/20/24	1,270,000	1,378,025
3 mo. USD LIBOR + 1.510% 3.691% VRN 6/05/28	1,740,000	1,950,416
3.850% 7/08/24	90,000	98,978
4.000% 3/03/24	100,000	109,983
3 mo. USD LIBOR + 1.301% 4.223% VRN 5/01/29	490,000	571,444
4.250% 10/21/25	260,000	295,802
4.750% 10/21/45	480,000	631,434
5.150% 5/22/45	1,000,000	1,317,922
5.250% 7/27/21	100,000	104,005
6.250% 2/01/41	770,000	1,150,303
6.750% 10/01/37	80,000	116,234

	Principal Amount	Value
HSBC Holdings PLC
SOFR + 1.929% 2.099% VRN 6/04/26	$510,000	$516,100
SOFR + 2.387% 2.848% VRN 6/04/31	420,000	434,868
3 mo. USD LIBOR + 1.610% 3.973% VRN 5/22/30	1,220,000	1,362,092
4.250% 8/18/25	330,000	358,635
4.300% 3/08/26	500,000	563,652
3 mo. USD LIBOR + 1.535% 4.583% VRN 6/19/29	730,000	842,224
5 year USD ICE Swap + 3.453% 6.250% VRN (d)	270,000	271,688
6.500% 9/15/37	300,000	407,101
5 year USD ICE Swap + 3.606% 6.500% VRN (d)	280,000	297,324
Intesa Sanpaolo SpA
3.125% 7/14/22 (c)	300,000	308,546
3.375% 1/12/23 (c)	550,000	571,131
5.017% 6/26/24 (c)	900,000	945,840
5.710% 1/15/26 (c)	200,000	218,054
JP Morgan Chase & Co.
SOFR + 1.455% 1.514% VRN 6/01/24	900,000	918,549
SOFR + 1.850% 2.083% VRN 4/22/26	540,000	564,721
SOFR + 2.040% 2.522% VRN 4/22/31	300,000	319,222
SOFR + 2.440% 3.109% VRN 4/22/51	80,000	85,850
3 mo. USD LIBOR + .945% 3.509% VRN 1/23/29	780,000	877,353
3.625% 5/13/24	80,000	88,306
3.875% 9/10/24	300,000	332,756
3 mo. USD LIBOR + 1.000% 4.023% VRN 12/05/24	940,000	1,031,488
3 mo. USD LIBOR + 1.260% 4.203% VRN 7/23/29	310,000	366,921
4.250% 10/01/27	70,000	81,541
3 mo. USD LIBOR + 1.330% 4.452% VRN 12/05/29	1,190,000	1,430,730
4.950% 6/01/45	290,000	393,002
Lloyds Banking Group PLC
3.900% 3/12/24	580,000	630,182
4.375% 3/22/28	200,000	232,031
4.550% 8/16/28	370,000	436,156
Mitsubishi UFJ Financial Group, Inc.
2.998% 2/22/22	160,000	165,347
Morgan Stanley
SOFR + 1.990% 2.188% VRN 4/28/26	870,000	911,138

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
SOFR + 1.143% 2.699% VRN 1/22/31	$580,000	$617,813
SOFR + 3.120% 3.622% VRN 4/01/31	990,000	1,137,490
3 mo. USD LIBOR + 1.140% 3.772% VRN 1/24/29	820,000	935,957
3 mo. USD LIBOR + 1.628% 4.431% VRN 1/23/30	10,000	11,948
SOFR + 4.840% 5.597% VRN 3/24/51	90,000	135,319
National Securities Clearing Corp.
1.200% 4/23/23 (c)	250,000	254,415
1.500% 4/23/25 (c)	250,000	257,768
Natwest Group PLC
3 mo. USD LIBOR + 1.762% 4.269% VRN 3/22/25	430,000	467,093
3 mo. USD LIBOR + 1.550% 4.519% VRN 6/25/24	200,000	215,565
5.125% 5/28/24	400,000	438,659
6.000% 12/19/23	240,000	269,908
Nordea Bank AB
4.875% 5/13/21 (c)	390,000	400,096
Royal Bank of Canada
1.150% 6/10/25	310,000	314,330
1.600% 4/17/23	500,000	513,120
2.150% 10/26/20	240,000	240,322
3.200% 4/30/21	270,000	274,589
Santander Holdings USA, Inc.
4.500% 7/17/25	50,000	55,462
Sumitomo Mitsui Financial Group, Inc.
2.058% 7/14/21	230,000	233,089
Svenska Handelsbanken AB
3.350% 5/24/21	250,000	255,035
Swedbank AB
1.300% 6/02/23 (c)	390,000	397,453
The Toronto-Dominion Bank
0.750% 6/12/23	610,000	613,965
1.150% 6/12/25	300,000	304,871
3.250% 6/11/21	330,000	336,813
UBS AG
1.750% 4/21/22 (c)	550,000	559,984
UBS Group AG
3 mo. USD LIBOR + .954% 2.859% VRN 8/15/23 (c)	200,000	207,420
3.491% 5/23/23 (c)	500,000	521,467
4.125% 9/24/25 (c)	210,000	239,207
4.253% 3/23/28 (c)	800,000	928,160
5 year USD Swap + 4.344% 7.000% VRN (c) (d)	1,050,000	1,120,875

	Principal Amount	Value
UniCredit SpA
6.572% 1/14/22 (c)	$640,000	$679,180
US Bancorp
1.450% 5/12/25	680,000	704,118
US Bank NA/Cincinnati OH
3.150% 4/26/21	270,000	273,792
Wachovia Capital Trust III 3 mo. USD LIBOR + .930%
5.570% VRN (d)	630,000	629,660
Wells Fargo & Co.
SOFR + 1.600% 1.654% VRN 6/02/24	720,000	733,427
SOFR + 2.000% 2.188% VRN 4/30/26	570,000	594,527
SOFR + 2.100% 2.393% VRN 6/02/28	360,000	375,581
3 mo. USD LIBOR + 1.170% 2.879% VRN 10/30/30	150,000	161,085
3.000% 10/23/26	350,000	382,582
3.450% 2/13/23	120,000	127,177
3.750% 1/24/24	270,000	293,361
4.150% 1/24/29	630,000	740,932
4.300% 7/22/27	530,000	607,256
4.400% 6/14/46	180,000	215,018
3 mo. USD LIBOR + 3.770% 4.478% VRN 4/04/31	210,000	254,868
4.480% 1/16/24	991,000	1,098,617
4.600% 4/01/21	40,000	40,849
4.650% 11/04/44	400,000	488,123
4.750% 12/07/46	590,000	734,731
4.900% 11/17/45	880,000	1,119,159
3 mo. USD LIBOR + 4.240% 5.013% VRN 4/04/51	2,710,000	3,709,035
5.375% 11/02/43	110,000	145,613
3 mo. USD LIBOR + 3.990% 5.875% VRN (d)	50,000	53,831
Westpac Banking Corp.
2.600% 11/23/20	280,000	280,947
		88,174,315
Beverages — 1.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
3.650% 2/01/26	790,000	885,593
4.900% 2/01/46	600,000	739,818
Anheuser-Busch InBev Worldwide, Inc.
3.500% 6/01/30	160,000	182,037
4.000% 4/13/28	90,000	104,285
4.150% 1/23/25	110,000	124,468

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
4.350% 6/01/40	$200,000	$233,763
4.500% 6/01/50	360,000	431,480
4.750% 1/23/29	930,000	1,134,989
5.550% 1/23/49	470,000	631,861
The Coca-Cola Co.
1.450% 6/01/27	250,000	257,347
2.500% 6/01/40	10,000	10,485
2.500% 3/15/51	130,000	129,871
2.600% 6/01/50	140,000	140,574
2.950% 3/25/25	120,000	131,884
3.375% 3/25/27	320,000	367,063
Diageo Investment Corp.
2.875% 5/11/22	150,000	155,916
Molson Coors Beverage Co.
3.000% 7/15/26	80,000	85,290
3.500% 5/01/22	30,000	31,191
4.200% 7/15/46	80,000	84,387
PepsiCo, Inc.
0.750% 5/01/23	360,000	363,660
1.625% 5/01/30	290,000	297,930
2.250% 3/19/25	30,000	32,134
2.625% 3/19/27	40,000	43,947
2.875% 10/15/49	100,000	107,502
3.625% 3/19/50	50,000	60,614
3.875% 3/19/60	80,000	101,009
4.000% 3/05/42	50,000	62,805
Pernod Ricard SA
4.450% 1/15/22 (c)	250,000	262,386
		7,194,289
Biotechnology — 0.1%
Amgen, Inc.
3.625% 5/22/24	30,000	33,019
4.663% 6/15/51	34,000	44,263
Gilead Sciences, Inc.
3.700% 4/01/24	210,000	230,633
4.500% 2/01/45	10,000	12,513
4.750% 3/01/46	200,000	260,545
		580,973
Building Materials — 0.2%
Carrier Global Corp.
1.923% 2/15/23 (c)	100,000	102,890
2.242% 2/15/25 (c)	260,000	271,225
2.493% 2/15/27 (c)	50,000	52,281
2.700% 2/15/31 (c)	130,000	135,438
2.722% 2/15/30 (c)	450,000	470,716
3.377% 4/05/40 (c)	150,000	157,159
3.577% 4/05/50 (c)	160,000	169,973
		1,359,682

	Principal Amount	Value
Chemicals — 0.2%
Equate Petrochemical BV
4.250% 11/03/26 (c)	$430,000	$450,963
OCP SA
4.500% 10/22/25 (c)	330,000	348,060
Syngenta Finance NV
3.933% 4/23/21 (c)	400,000	405,162
		1,204,185
Commercial Services — 0.4%
Cintas Corp. No 2
2.900% 4/01/22	160,000	165,509
3.700% 4/01/27	260,000	299,733
DP World PLC
5.625% 9/25/48 (c)	560,000	638,400
PayPal Holdings, Inc.
1.350% 6/01/23	260,000	265,574
1.650% 6/01/25	270,000	279,644
Prime Security Services Borrower LLC/Prime Finance, Inc.
5.750% 4/15/26 (c)	210,000	224,570
United Rentals North America, Inc.
3.875% 11/15/27	60,000	61,800
3.875% 2/15/31	460,000	466,900
4.875% 1/15/28	150,000	157,500
5.875% 9/15/26	90,000	94,837
		2,654,467
Computers — 0.4%
Apple, Inc.
1.125% 5/11/25	730,000	747,047
1.550% 8/04/21	10,000	10,096
2.450% 8/04/26	800,000	871,784
Dell International LLC/EMC Corp.
4.420% 6/15/21 (c)	242,000	247,719
International Business Machines Corp.
3.000% 5/15/24	910,000	985,702
		2,862,348
Cosmetics & Personal Care — 0.1%
The Procter & Gamble Co.
2.450% 3/25/25	140,000	151,621
2.800% 3/25/27	50,000	56,118
3.000% 3/25/30	160,000	185,591
3.550% 3/25/40	200,000	243,564
3.600% 3/25/50	270,000	342,357
		979,251
Diversified Financial Services — 0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.150% 2/15/24	380,000	376,262

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
4.500% 5/15/21	$160,000	$163,048
5.000% 10/01/21	150,000	154,609
Air Lease Corp.
3.375% 7/01/25	200,000	204,372
GE Capital International Funding Co. Unlimited Co.
4.418% 11/15/35	380,000	401,112
ILFC E-Capital Trust II
3.230% VRN 12/21/65 (c) (e)	10,000	5,425
International Lease Finance Corp.
5.875% 8/15/22	70,000	74,910
KKR Group Finance Co. II LLC
5.500% 2/01/43 (c)	20,000	25,435
Mastercard, Inc.
3.850% 3/26/50	50,000	63,836
Park Aerospace Holdings Ltd.
4.500% 3/15/23 (c)	10,000	9,910
5.250% 8/15/22 (c)	230,000	230,931
5.500% 2/15/24 (c)	50,000	50,381
USAA Capital Corp.
1.500% 5/01/23 (c)	150,000	153,825
Vanguard Group, Inc.
3.050% 8/22/50	450,000	422,582
Visa, Inc.
3.150% 12/14/25	720,000	805,568
4.300% 12/14/45	260,000	345,340
		3,487,546
Electric — 0.8%
Consolidated Edison Co. of New York, Inc.
3.350% 4/01/30	120,000	138,163
3.950% 4/01/50	80,000	97,541
Duke Energy Corp.
3.750% 4/15/24	100,000	109,825
Duke Energy Ohio, Inc.
3.650% 2/01/29	440,000	510,876
Exelon Corp.
5.625% 6/15/35	290,000	385,201
FirstEnergy Corp.
1.600% 1/15/26	120,000	119,255
3.900% 7/15/27	710,000	780,616
4.250% 3/15/23	310,000	328,954
4.850% 7/15/47	240,000	289,116
7.375% 11/15/31	1,460,000	2,047,012
Pacific Gas and Electric Co.
1.750% 6/16/22	450,000	450,541
2.100% 8/01/27	140,000	135,460
2.500% 2/01/31	180,000	171,264
3.300% 8/01/40	50,000	45,916

	Principal Amount	Value
3.500% 8/01/50	$80,000	$72,130
		5,681,870
Electronics — 0.0%
Honeywell International, Inc.
1.350% 6/01/25	210,000	216,517
Environmental Controls — 0.1%
GFL Environmental, Inc.
4.250% 6/01/25 (c)	160,000	161,600
Republic Services, Inc.
2.500% 8/15/24	230,000	244,815
Waste Management, Inc.
3.500% 5/15/24	90,000	98,469
4.150% 7/15/49	200,000	254,460
4.600% 3/01/21	30,000	30,215
		789,559
Foods — 0.5%
Danone SA
2.077% 11/02/21 (c)	250,000	253,880
2.589% 11/02/23 (c)	310,000	326,935
2.947% 11/02/26 (c)	550,000	609,929
The Hershey Co.
0.900% 6/01/25	90,000	90,467
Kraft Heinz Foods Co.
3.000% 6/01/26	170,000	174,679
3.950% 7/15/25	88,000	95,484
4.250% 3/01/31 (c)	70,000	76,801
4.375% 6/01/46	130,000	133,566
4.625% 10/01/39 (c)	10,000	10,616
4.875% 10/01/49 (c)	180,000	189,957
5.000% 6/04/42	110,000	120,463
5.200% 7/15/45	230,000	251,443
5.500% 6/01/50 (c)	190,000	217,751
6.750% STEP 3/15/32	10,000	13,220
6.875% 1/26/39	30,000	40,184
7.125% 8/01/39 (c)	10,000	13,479
Lamb Weston Holdings, Inc.
4.875% 5/15/28 (c)	70,000	75,600
Mars, Inc.
2.700% 4/01/25 (c)	240,000	258,834
3.200% 4/01/30 (c)	140,000	160,166
Mondelez International, Inc.
1.500% 5/04/25	660,000	678,243
2.125% 4/13/23	100,000	103,780
WM Wrigley Jr. Co.
3.375% 10/21/20 (c)	10,000	10,015
		3,905,492

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Forest Products & Paper — 0.0%
Suzano Austria GmbH
3.750% 1/15/31	$90,000	$90,221
Health Care – Products — 0.2%
Abbott Laboratories
3.750% 11/30/26	239,000	277,453
4.750% 11/30/36	140,000	187,393
4.900% 11/30/46	360,000	510,408
Medtronic, Inc.
3.500% 3/15/25	194,000	218,565
4.625% 3/15/45	28,000	38,545
		1,232,364
Health Care – Services — 0.6%
Aetna, Inc.
2.800% 6/15/23	40,000	42,152
Anthem, Inc.
2.950% 12/01/22	330,000	346,919
3.125% 5/15/22	50,000	52,145
3.350% 12/01/24	120,000	131,831
3.650% 12/01/27	140,000	159,523
3.700% 8/15/21	70,000	71,406
CommonSpirit Health
4.350% 11/01/42	20,000	21,745
Fresenius Medical Care US Finance II, Inc.
4.750% 10/15/24 (c)	70,000	78,474
5.875% 1/31/22 (c)	50,000	53,186
HCA, Inc.
3.500% 9/01/30	260,000	264,909
4.500% 2/15/27	40,000	44,928
4.750% 5/01/23	250,000	272,722
5.000% 3/15/24	50,000	56,016
5.250% 6/15/26	60,000	70,001
5.375% 2/01/25	140,000	153,300
5.375% 9/01/26	40,000	44,200
5.500% 6/15/47	130,000	160,935
5.625% 9/01/28	30,000	34,319
5.875% 2/01/29	290,000	337,850
Humana, Inc.
3.150% 12/01/22	40,000	42,003
3.950% 3/15/27	190,000	217,026
4.500% 4/01/25	50,000	57,429
4.625% 12/01/42	70,000	87,132
4.800% 3/15/47	10,000	13,091
4.950% 10/01/44	60,000	79,436
UnitedHealth Group, Inc.
1.250% 1/15/26	110,000	112,931
2.000% 5/15/30	100,000	104,779

	Principal Amount	Value
2.375% 10/15/22	$50,000	$52,028
2.875% 12/15/21	160,000	165,029
3.125% 5/15/60	30,000	32,197
3.500% 6/15/23	100,000	108,155
3.700% 8/15/49	120,000	143,570
3.750% 7/15/25	190,000	216,861
3.875% 12/15/28	110,000	130,722
3.875% 8/15/59	210,000	256,920
4.250% 6/15/48	270,000	344,245
4.450% 12/15/48	50,000	66,220
5.800% 3/15/36	70,000	101,378
		4,727,713
Home Builders — 0.1%
Lennar Corp.
4.500% 4/30/24	120,000	128,400
4.750% 11/29/27	190,000	216,932
5.000% 6/15/27	10,000	11,300
MDC Holdings, Inc.
6.000% 1/15/43	100,000	121,000
NVR, Inc.
3.950% 9/15/22	100,000	105,649
Toll Brothers Finance Corp.
4.375% 4/15/23	110,000	114,976
		698,257
Housewares — 0.0%
Newell Brands, Inc.
4.350% STEP 4/01/23	113,000	118,117
Insurance — 0.4%
Ambac Assurance Corp.
5.100% (c) (d)	4,362	5,975
Ambac LSNI LLC 3 mo. USD LIBOR + 5.000%
6.000% FRN 2/12/23 (c)	16,038	16,038
American International Group, Inc.
2.500% 6/30/25	180,000	192,226
6.250% 3/15/87	234,000	257,891
Berkshire Hathaway Finance Corp.
4.250% 1/15/49	550,000	715,681
Brighthouse Financial, Inc.
4.700% 6/22/47	30,000	28,872
Chubb INA Holdings, Inc.
2.300% 11/03/20	70,000	70,099
3.350% 5/03/26	120,000	135,984
Guardian Life Global Funding
1.100% 6/23/25 (c)	120,000	120,997
MetLife Capital Trust IV
7.875% 12/15/67 (c)	200,000	276,022

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
MetLife, Inc.
6.400% 12/15/66	$190,000	$236,371
New York Life Global Funding
0.950% 6/24/25 (c)	220,000	222,179
Principal Life Global Funding II
1.250% 6/23/25 (c)	110,000	112,045
Teachers Insurance & Annuity Association of America
4.900% 9/15/44 (c)	200,000	252,363
6.850% 12/16/39 (c)	22,000	32,821
Voya Financial, Inc.
5.700% 7/15/43	160,000	214,690
		2,890,254
Internet — 0.5%
Alphabet, Inc.
0.450% 8/15/25	80,000	79,752
0.800% 8/15/27	150,000	149,356
1.100% 8/15/30	170,000	169,248
2.050% 8/15/50	260,000	243,357
Amazon.com, Inc.
0.800% 6/03/25	370,000	374,448
1.200% 6/03/27	460,000	466,100
1.500% 6/03/30	430,000	438,837
2.500% 6/03/50	360,000	367,207
3.150% 8/22/27	470,000	535,901
3.875% 8/22/37	160,000	199,204
4.050% 8/22/47	210,000	272,834
4.250% 8/22/57	70,000	95,567
4.950% 12/05/44	180,000	256,133
Prosus NV
4.850% 7/06/27 (c)	430,000	489,177
		4,137,121
Iron & Steel — 0.2%
ArcelorMittal SA
3.600% 7/16/24	370,000	387,601
4.550% 3/11/26	220,000	238,384
6.125% 6/01/25	480,000	553,248
7.250% STEP 10/15/39	60,000	75,729
Vale Overseas Ltd.
6.875% 11/21/36	174,000	226,494
		1,481,456
Leisure Time — 0.0%
VOC Escrow Ltd.
5.000% 2/15/28 (c)	210,000	185,928
Lodging — 0.3%
Hilton Domestic Operating Co., Inc.
5.375% 5/01/25 (c)	310,000	323,733
5.750% 5/01/28 (c)	100,000	105,375

	Principal Amount	Value
Las Vegas Sands Corp.
2.900% 6/25/25	$50,000	$49,937
3.200% 8/08/24	630,000	636,848
Sands China Ltd.
3.800% 1/08/26 (c)	280,000	292,317
4.600% 8/08/23	200,000	213,222
5.125% 8/08/25	750,000	818,227
Wynn Macau Ltd.
5.125% 12/15/29 (c)	200,000	191,895
		2,631,554
Machinery – Diversified — 0.2%
Deere & Co.
3.100% 4/15/30	60,000	68,533
3.750% 4/15/50	260,000	325,840
Otis Worldwide Corp.
2.056% 4/05/25	140,000	147,313
2.293% 4/05/27	150,000	159,549
2.565% 2/15/30	450,000	483,629
		1,184,864
Media — 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp.
4.500% 8/15/30 (c)	30,000	31,501
4.500% 5/01/32 (c)	680,000	709,750
Charter Communications Operating LLC/Charter Communications Operating Capital
4.200% 3/15/28	720,000	817,143
4.800% 3/01/50	100,000	113,713
4.908% 7/23/25	630,000	728,420
5.050% 3/30/29	510,000	611,278
5.375% 4/01/38	480,000	587,528
5.750% 4/01/48	470,000	586,366
6.484% 10/23/45	160,000	214,600
6.834% 10/23/55	60,000	83,098
Comcast Corp.
3.100% 4/01/25	20,000	22,036
3.150% 3/01/26	280,000	312,687
3.250% 11/01/39	30,000	33,409
3.300% 4/01/27	120,000	135,690
3.375% 8/15/25	170,000	189,503
3.400% 4/01/30	180,000	207,695
3.400% 7/15/46	30,000	33,381
3.450% 2/01/50	250,000	282,415
3.750% 4/01/40	40,000	46,779
3.950% 10/15/25	230,000	263,992
3.999% 11/01/49	55,000	66,738
4.000% 3/01/48	50,000	60,748
4.150% 10/15/28	1,460,000	1,759,328

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
4.200% 8/15/34	$160,000	$199,306
4.250% 10/15/30	430,000	528,057
4.250% 1/15/33	20,000	24,850
4.700% 10/15/48	80,000	106,688
6.500% 11/15/35	200,000	303,357
DISH DBS Corp.
5.875% 11/15/24	390,000	399,945
7.750% 7/01/26	50,000	54,968
Fox Corp.
5.476% 1/25/39	90,000	120,390
5.576% 1/25/49	230,000	317,712
Time Warner Cable, Inc.
4.125% 2/15/21	140,000	140,547
6.550% 5/01/37	10,000	13,295
6.750% 6/15/39	120,000	162,278
7.300% 7/01/38	210,000	297,216
Time Warner Entertainment Co. LP
8.375% 7/15/33	20,000	30,632
ViacomCBS, Inc.
3.875% 4/01/24	30,000	32,690
The Walt Disney Co.
6.200% 12/15/34	20,000	29,557
6.650% 11/15/37	120,000	181,233
		10,840,519
Mining — 0.9%
Anglo American Capital PLC
3.625% 9/11/24 (c)	560,000	602,138
3.750% 4/10/22 (c)	200,000	207,131
4.750% 4/10/27 (c)	470,000	540,022
Barrick Gold Corp.
5.250% 4/01/42	80,000	109,679
Barrick North America Finance LLC
5.700% 5/30/41	180,000	254,211
5.750% 5/01/43	210,000	305,788
BHP Billiton Finance USA Ltd.
2.875% 2/24/22	20,000	20,665
5.000% 9/30/43	300,000	421,729
Freeport-McMoRan, Inc.
3.875% 3/15/23	10,000	10,302
4.550% 11/14/24	10,000	10,748
4.625% 8/01/30	120,000	126,174
5.400% 11/14/34	20,000	22,125
5.450% 3/15/43	406,000	450,165
Glencore Funding LLC
3.875% 10/27/27 (c)	140,000	152,653
4.000% 3/27/27 (c)	1,440,000	1,572,459
4.125% 5/30/23 (c)	130,000	139,372
4.125% 3/12/24 (c)	460,000	498,451

	Principal Amount	Value
Southern Copper Corp.
5.250% 11/08/42	$870,000	$1,097,250
Teck Resources Ltd.
6.000% 8/15/40	20,000	22,647
		6,563,709
Miscellaneous - Manufacturing — 0.7%
3M Co.
2.375% 8/26/29	250,000	270,389
3.050% 4/15/30	60,000	68,592
3.700% 4/15/50	420,000	508,438
Eaton Corp.
2.750% 11/02/22	570,000	597,375
4.150% 11/02/42	110,000	135,789
General Electric Co.
3.450% 5/01/27	60,000	63,527
3.625% 5/01/30	130,000	134,630
4.250% 5/01/40	140,000	142,038
4.350% 5/01/50	180,000	183,530
5.875% 1/14/38	286,000	334,436
6.150% 8/07/37	330,000	395,629
6.750% 3/15/32	210,000	264,188
6.875% 1/10/39	1,406,000	1,806,139
		4,904,700
Oil & Gas — 3.7%
Apache Corp.
4.250% 1/15/44	570,000	484,500
4.375% 10/15/28	1,010,000	924,150
4.750% 4/15/43	150,000	133,406
5.100% 9/01/40	120,000	107,475
6.000% 1/15/37	17,000	16,234
BP Capital Markets America, Inc.
2.937% 4/06/23	30,000	31,731
3.000% 2/24/50	740,000	712,319
3.119% 5/04/26	290,000	320,161
3.410% 2/11/26	270,000	301,351
3.588% 4/14/27	330,000	369,825
3.633% 4/06/30	200,000	229,432
3.790% 2/06/24	70,000	76,764
BP Capital Markets PLC
3.506% 3/17/25	550,000	612,323
3.535% 11/04/24	110,000	121,404
3.561% 11/01/21	20,000	20,694
Chevron Corp.
1.554% 5/11/25	350,000	362,688
1.995% 5/11/27	110,000	116,349
3.078% 5/11/50	40,000	42,761
Cimarex Energy Co.
3.900% 5/15/27	730,000	735,713

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
4.375% 3/15/29	$360,000	$372,479
CNOOC Finance USA LLC
3.500% 5/05/25	1,040,000	1,141,431
Concho Resources, Inc.
3.750% 10/01/27	140,000	151,226
4.300% 8/15/28	1,060,000	1,172,417
ConocoPhillips Co.
6.950% 4/15/29	125,000	173,573
Continental Resources, Inc.
3.800% 6/01/24	120,000	110,700
4.375% 1/15/28	90,000	77,963
4.500% 4/15/23	270,000	257,310
Devon Energy Corp.
4.750% 5/15/42	10,000	9,293
5.000% 6/15/45	960,000	911,211
5.600% 7/15/41	460,000	465,370
5.850% 12/15/25	220,000	246,553
Diamondback Energy, Inc.
3.250% 12/01/26	10,000	10,033
3.500% 12/01/29	170,000	164,802
5.375% 5/31/25	180,000	186,902
Ecopetrol SA
5.875% 5/28/45	1,300,000	1,417,000
EOG Resources, Inc.
3.900% 4/01/35	340,000	380,950
4.150% 1/15/26	140,000	160,331
4.375% 4/15/30	100,000	117,828
4.950% 4/15/50	60,000	73,724
EQT Corp.
3.000% 10/01/22	560,000	546,700
3.900% 10/01/27	10,000	9,206
7.875% STEP 2/01/25	20,000	22,169
Exxon Mobil Corp.
1.571% 4/15/23	50,000	51,429
2.992% 3/19/25	810,000	887,644
3.043% 3/01/26	210,000	231,757
3.482% 3/19/30	310,000	357,460
4.114% 3/01/46	520,000	617,893
4.327% 3/19/50	40,000	50,070
KazMunayGas National Co.
5.375% 4/24/30 (c)	200,000	233,464
Noble Energy, Inc.
3.850% 1/15/28	590,000	669,997
4.950% 8/15/47	70,000	91,784
5.250% 11/15/43	120,000	159,094
Occidental Petroleum Corp.
2.700% 8/15/22	330,000	308,342
2.900% 8/15/24	530,000	449,668
3.000% 2/15/27	110,000	86,267

	Principal Amount	Value
3.125% 2/15/22	$180,000	$170,129
3.200% 8/15/26	300,000	237,937
3.400% 4/15/26	170,000	135,575
3.500% 8/15/29	60,000	45,972
4.100% 2/15/47	580,000	391,558
4.200% 3/15/48	120,000	82,500
4.400% 4/15/46	50,000	35,511
4.625% 6/15/45	80,000	57,800
5.550% 3/15/26	280,000	253,655
6.450% 9/15/36	240,000	204,600
6.600% 3/15/46	630,000	542,587
6.950% 7/01/24	220,000	212,916
7.875% 9/15/31	160,000	155,200
Parsley Energy LLC / Parsley Finance Corp.
5.375% 1/15/25 (c)	30,000	29,925
Petrobras Global Finance BV
5.299% 1/27/25	1,891,000	2,064,972
5.999% 1/27/28	900,000	999,900
6.250% 3/17/24	332,000	368,198
7.375% 1/17/27	260,000	307,931
Petroleos Mexicanos
6.375% 1/23/45	220,000	168,630
6.625% 6/15/35	763,000	633,630
6.875% 8/04/26	160,000	153,984
Range Resources Corp.
4.875% 5/15/25	60,000	54,156
5.000% 3/15/23	202,000	191,900
5.875% 7/01/22	4,000	3,880
Shell International Finance BV
2.750% 4/06/30	270,000	295,242
2.875% 5/10/26	380,000	420,711
3.250% 4/06/50	390,000	414,918
4.000% 5/10/46	310,000	361,730
4.375% 5/11/45	190,000	233,012
4.550% 8/12/43	100,000	125,137
Sinopec Group Overseas Development 2014 Ltd.
4.375% 4/10/24 (c)	330,000	364,229
WPX Energy, Inc.
5.250% 10/15/27	50,000	50,750
5.875% 6/15/28	40,000	41,800
8.250% 8/01/23	30,000	33,900
		27,937,795
Oil & Gas Services — 0.1%
Halliburton Co.
3.800% 11/15/25	15,000	16,299
4.850% 11/15/35	30,000	31,850
5.000% 11/15/45	500,000	515,725

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Schlumberger Holdings Corp.
3.900% 5/17/28 (c)	$51,000	$54,914
		618,788
Packaging & Containers — 0.0%
WestRock RKT LLC
4.000% 3/01/23	30,000	32,056
Pharmaceuticals — 3.1%
AbbVie, Inc.
2.300% 11/21/22 (c)	1,310,000	1,355,493
2.600% 11/21/24 (c)	1,120,000	1,186,644
2.900% 11/06/22	80,000	83,890
2.950% 11/21/26 (c)	260,000	283,199
3.200% 11/21/29 (c)	850,000	936,459
3.450% 3/15/22 (c)	30,000	31,117
3.600% 5/14/25	130,000	144,092
3.750% 11/14/23	70,000	76,385
3.800% 3/15/25 (c)	180,000	199,592
4.250% 11/21/49 (c)	50,000	59,359
4.550% 3/15/35 (c)	90,000	110,649
Bausch Health Cos., Inc.
5.500% 11/01/25 (c)	10,000	10,262
6.250% 2/15/29 (c)	270,000	277,711
7.250% 5/30/29 (c)	170,000	183,175
Becton Dickinson and Co.
3.363% 6/06/24	750,000	811,671
3.734% 12/15/24	65,000	71,740
4.685% 12/15/44	40,000	49,458
Bristol-Myers Squibb Co.
2.250% 8/15/21	240,000	244,220
2.600% 5/16/22	350,000	363,107
2.900% 7/26/24	950,000	1,028,347
3.200% 6/15/26	520,000	586,527
3.400% 7/26/29	250,000	291,177
3.550% 8/15/22	40,000	42,425
3.625% 5/15/24	40,000	44,079
3.875% 8/15/25	80,000	91,213
5.000% 8/15/45	640,000	900,010
5.250% 8/15/43	70,000	98,784
Cigna Corp.
3.400% 9/17/21	210,000	216,117
3.750% 7/15/23	499,000	540,752
4.125% 11/15/25	160,000	183,546
4.375% 10/15/28	1,230,000	1,463,156
CVS Health Corp.
2.750% 12/01/22	120,000	125,142
3.350% 3/09/21	101,000	102,319
3.625% 4/01/27	90,000	100,746
3.700% 3/09/23	320,000	342,908

	Principal Amount	Value
3.750% 4/01/30	$250,000	$285,283
3.875% 7/20/25	124,000	139,704
4.100% 3/25/25	75,000	84,722
4.125% 4/01/40	120,000	136,678
4.250% 4/01/50	30,000	35,262
4.300% 3/25/28	2,640,000	3,090,045
5.050% 3/25/48	710,000	906,250
5.125% 7/20/45	350,000	442,221
CVS Pass-Through Trust
5.298% 1/11/27 (c)	6,580	7,059
5.880% 1/10/28	77,163	86,804
6.036% 12/10/28	68,745	78,158
6.943% 1/10/30	60,852	72,585
GlaxoSmithKline Capital PLC
2.850% 5/08/22	20,000	20,808
Johnson & Johnson
0.550% 9/01/25	200,000	200,060
0.950% 9/01/27	420,000	421,925
3.625% 3/03/37	690,000	842,694
Merck & Co., Inc.
0.750% 2/24/26	340,000	340,934
1.450% 6/24/30	200,000	202,797
Pfizer, Inc.
0.800% 5/28/25	450,000	453,195
1.700% 5/28/30	280,000	288,563
2.625% 4/01/30	290,000	324,242
Teva Pharmaceutical Finance Co. BV
2.950% 12/18/22	110,000	106,934
3.650% 11/10/21	80,000	79,800
Teva Pharmaceutical Finance IV BV
3.650% 11/10/21	170,000	169,575
Teva Pharmaceutical Finance Netherlands III BV
2.200% 7/21/21	590,000	584,395
2.800% 7/21/23	420,000	401,625
3.150% 10/01/26	370,000	326,418
6.000% 4/15/24	350,000	357,000
7.125% 1/31/25	390,000	409,500
		23,530,707
Pipelines — 1.9%
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.125% 11/15/22 (c)	120,000	117,066
Cameron LNG LLC
2.902% 7/15/31 (c)	110,000	121,006
3.302% 1/15/35 (c)	600,000	676,953
Cheniere Energy, Inc.
4.625% 10/15/28 (c)	180,000	184,725

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
DCP Midstream Operating LP
6.450% 11/03/36 (c)	$70,000	$67,080
El Paso Natural Gas Co. LLC
8.375% 6/15/32	289,000	397,864
Energy Transfer LP/Regency Energy Finance Corp.
4.500% 11/01/23	30,000	31,919
5.875% 3/01/22	100,000	104,459
Energy Transfer Operating LP
2.900% 5/15/25	360,000	361,945
3.750% 5/15/30	870,000	842,602
4.950% 6/15/28	50,000	52,981
5.250% 4/15/29	180,000	193,249
6.250% 4/15/49	80,000	82,682
5 year CMT + 5.134% 6.750% VRN (d)	120,000	92,400
Enterprise Products Operating LLC
3.700% 1/31/51	10,000	9,861
4.150% 10/16/28	2,600,000	3,041,285
5.700% 2/15/42	40,000	50,752
Kinder Morgan Energy Partners LP
3.500% 3/01/21	110,000	110,786
3.500% 9/01/23	120,000	127,971
5.500% 3/01/44	30,000	35,405
Kinder Morgan, Inc.
4.300% 6/01/25	230,000	259,059
4.300% 3/01/28	140,000	159,315
5.200% 3/01/48	20,000	23,436
5.550% 6/01/45	100,000	118,709
MPLX LP
4.500% 4/15/38	420,000	429,974
4.700% 4/15/48	620,000	629,239
4.800% 2/15/29	320,000	366,348
4.875% 12/01/24	150,000	167,578
5.500% 2/15/49	250,000	280,781
Southern Natural Gas Co. LLC
8.000% 3/01/32	248,000	352,052
Sunoco Logistics Partners Operations LP
5.300% 4/01/44	20,000	18,634
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.875% 2/01/31 (c)	160,000	154,948
5.500% 3/01/30 (c)	150,000	150,158
Tennessee Gas Pipeline Co. LLC
2.900% 3/01/30 (c)	780,000	808,717
Transcontinental Gas Pipe Line Co. LLC
7.850% 2/01/26	60,000	77,682

	Principal Amount	Value
Western Midstream Operating LP
3 mo. USD LIBOR + 1.850% 2.116% FRN 1/13/23	$90,000	$83,700
4.100% STEP 2/01/25	240,000	228,600
5.050% STEP 2/01/30	900,000	875,938
5.500% 8/15/48	20,000	16,500
6.250% STEP 2/01/50	230,000	213,038
The Williams Cos., Inc.
3.750% 6/15/27	710,000	779,121
7.500% 1/15/31	330,000	434,696
7.750% 6/15/31	580,000	762,925
		14,094,139
Real Estate Investment Trusts (REITS) — 0.1%
GLP Capital LP/GLP Financing II, Inc.
5.250% 6/01/25	10,000	10,858
5.375% 4/15/26	40,000	44,332
WEA Finance LLC/Westfield UK & Europe Finance PLC
3.750% 9/17/24 (c)	220,000	231,029
4.750% 9/17/44 (c)	250,000	252,621
		538,840
Retail — 0.9%
Costco Wholesale Corp.
1.375% 6/20/27	430,000	440,453
1.600% 4/20/30	310,000	315,187
Dollar General Corp.
3.250% 4/15/23	30,000	31,834
The Home Depot, Inc.
2.500% 4/15/27	180,000	195,647
2.700% 4/15/30	200,000	222,575
3.300% 4/15/40	230,000	261,284
3.350% 4/15/50	640,000	740,869
3.900% 12/06/28	30,000	35,542
3.900% 6/15/47	40,000	49,386
Lowe’s Cos., Inc.
4.500% 4/15/30	130,000	161,273
5.000% 4/15/40	100,000	131,082
5.125% 4/15/50	420,000	579,647
McDonald’s Corp.
1.450% 9/01/25	50,000	51,583
3.300% 7/01/25	210,000	233,507
3.500% 3/01/27	240,000	271,734
3.500% 7/01/27	60,000	68,324
3.600% 7/01/30	190,000	221,558
3.625% 9/01/49	40,000	44,914
3.700% 1/30/26	410,000	466,997
3.800% 4/01/28	110,000	128,368
4.200% 4/01/50	340,000	413,813

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Target Corp.
2.250% 4/15/25	$290,000	$310,741
The TJX Cos., Inc.
3.500% 4/15/25	210,000	233,892
3.750% 4/15/27	60,000	68,786
Walmart, Inc.
3.400% 6/26/23	120,000	129,645
3.550% 6/26/25	90,000	101,924
3.700% 6/26/28	560,000	662,180
		6,572,745
Semiconductors — 0.9%
Broadcom, Inc.
2.250% 11/15/23	470,000	488,634
3.150% 11/15/25	560,000	606,552
4.700% 4/15/25	710,000	806,782
Intel Corp.
3.700% 7/29/25	70,000	79,525
4.600% 3/25/40	130,000	173,187
4.750% 3/25/50	910,000	1,253,179
4.950% 3/25/60	330,000	481,490
Micron Technology, Inc.
2.497% 4/24/23	290,000	301,152
NVIDIA Corp.
2.850% 4/01/30	150,000	168,526
3.500% 4/01/40	410,000	480,495
3.500% 4/01/50	890,000	1,041,548
3.700% 4/01/60	280,000	333,814
NXP BV / NXP Funding LLC / NXP USA, Inc.
2.700% 5/01/25 (c)	200,000	211,873
Texas Instruments, Inc.
1.750% 5/04/30	180,000	185,666
TSMC Global Ltd.
0.750% 9/28/25 (c)	250,000	247,776
1.000% 9/28/27 (c)	210,000	206,714
		7,066,913
Software — 0.6%
Microsoft Corp.
1.550% 8/08/21	360,000	363,887
2.400% 2/06/22	540,000	554,977
2.400% 8/08/26	1,620,000	1,769,608
2.525% 6/01/50	463,000	484,214
2.675% 6/01/60	17,000	17,933
2.700% 2/12/25	100,000	108,901
2.875% 2/06/24	380,000	408,948
3.300% 2/06/27	290,000	331,352
3.950% 8/08/56	83,000	109,324
4.100% 2/06/37	107,000	138,716

	Principal Amount	Value
salesforce.com, Inc.
3.250% 4/11/23	$270,000	$289,236
3.700% 4/11/28	90,000	106,260
		4,683,356
Telecommunications — 1.6%
AT&T, Inc.
1.650% 2/01/28	810,000	811,531
2.250% 2/01/32	80,000	80,016
2.300% 6/01/27	540,000	565,538
3.100% 2/01/43	660,000	643,727
3.550% 9/15/55 (c)	353,000	342,118
4.250% 3/01/27	260,000	301,870
4.350% 6/15/45	101,000	113,162
Sprint Capital Corp.
8.750% 3/15/32	130,000	190,295
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
3.360% STEP 3/20/23 (c)	50,000	50,560
4.738% 9/20/29 (c)	220,000	237,875
T-Mobile USA, Inc.
2.050% 2/15/28 (c) (f)	70,000	71,668
2.550% 2/15/31 (c) (f)	200,000	206,922
3.500% 4/15/25 (c)	1,280,000	1,404,544
3.750% 4/15/27 (c)	50,000	56,107
3.875% 4/15/30 (c)	700,000	794,234
6.000% 3/01/23	10,000	10,026
6.000% 4/15/24	10,000	10,210
Telefonica Emisiones SA
5.213% 3/08/47	150,000	178,238
Verizon Communications, Inc.
2.625% 8/15/26	300,000	327,928
3.000% 3/22/27	90,000	100,202
3.150% 3/22/30	230,000	259,907
3.376% 2/15/25	300,000	334,369
3.500% 11/01/24	160,000	176,648
3.850% 11/01/42	40,000	47,694
3.875% 2/08/29	130,000	153,791
4.000% 3/22/50	120,000	147,735
4.125% 3/16/27	130,000	153,699
4.125% 8/15/46	180,000	222,081
4.329% 9/21/28	820,000	994,249
4.400% 11/01/34	270,000	336,602
4.500% 8/10/33	670,000	849,785
4.522% 9/15/48	240,000	314,429
4.862% 8/21/46	250,000	341,374
5.250% 3/16/37	170,000	235,426
5.500% 3/16/47	30,000	45,187

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Vodafone Group PLC
4.375% 5/30/28	$580,000	$686,546
		11,796,293
Transportation — 0.3%
Union Pacific Corp.
2.150% 2/05/27	50,000	53,153
3.750% 7/15/25	190,000	216,295
3.750% 2/05/70	250,000	282,247
3.839% 3/20/60	600,000	696,017
3.950% 9/10/28	620,000	731,284
		1,978,996
Trucking & Leasing — 0.0%
DAE Funding LLC
5.750% 11/15/23 (c)	60,000	60,600

TOTAL CORPORATE DEBT (Cost $263,646,046)		288,745,359

MUNICIPAL OBLIGATIONS — 0.1%
Health & Educational Facilities Authority of the State of Missouri, Revenue Bond
3.229% 5/15/50	280,000	316,512
Northeast Ohio Regional Sewer District, Revenue Bond
5.000% 11/15/43	50,000	56,225
State of California
General Obligation, 5.000% 4/01/42	70,000	74,502
General Obligation, 5.000% 11/01/43	50,000	56,490
		503,729

TOTAL MUNICIPAL OBLIGATIONS (Cost $453,256)		503,729

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.6%
Auto Floor Plan Asset-Backed Securities — 0.2%
Ford Credit Floorplan Master, Series 2018-4, Class A
4.060% 11/15/30	1,100,000	1,237,235
Automobile Asset-Backed Securities — 0.0%
Hertz Vehicle Financing II LP, Series 2019-3A, Class A
2.670% 12/26/25 (c)	290,032	290,646
Commercial Mortgage-Backed Securities — 3.1%
Banc of America Merrill Lynch Trust, Series 2016-GG10, Class AJA,
6.016% VRN 8/10/45 (c) (e)	708,576	307,239

	Principal Amount	Value
BANK, Series 2017-BNK4, Class XA,
1.568% VRN 5/15/50 (e)	$3,648,443	$242,736
BBCCRE Trust, Series 2015-GTP, Class E,
4.715% VRN 8/10/33 (c) (e)	1,020,000	872,592
BX Trust
Series 2018-IND, Class G, 1 mo. USD LIBOR + 2.050% 2.202% FRN 11/15/35 (c)	357,000	351,445
Series 2018-IND, Class H, 1 mo. USD LIBOR + 3.000% 3.152% FRN 11/15/35 (c)	1,533,000	1,476,354
CD Mortgage Trust, Series 2017-CD3, Class A4
3.631% 2/10/50	400,000	453,446
CHT Mortgage Trust, Series 2017-CSMO, Class A, 1 mo. USD LIBOR + .930%
1.082% FRN 11/15/36 (c)	460,000	444,480
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class AS
3.571% 2/10/48	390,000	418,834
Credit Suisse Commercial Mortgage Trust, Series 2019-RIO Class A
12/15/22	2,500,000	2,340,625
Credit Suisse Mortgage Trust
Series 2017-LSTK, Class A, 2.761% 4/05/33 (c)	430,000	430,519
Series 2014-USA, Class A2, 3.953% 9/15/37 (c)	190,000	190,902
Series 2014-USA, Class E, 4.373% 9/15/37 (c)	140,000	91,528
Series 2014-USA, Class F, 4.373% 9/15/37 (c)	2,440,000	1,474,058
Series 2006-C5, Class AJ, 5.373% 12/15/39	92,328	36,931
Series 2017-CHOP, Class G, 1 mo. USD LIBOR + 5.350% 5.502% FRN 7/15/32 (c)	1,700,000	1,142,500
FREMF Mortgage Trust
Series 2012-K20, Class X2A, 0.200% 5/25/45 (c)	3,069,842	7,451
Series 2019-KF58, Class B, 1 mo. USD LIBOR + 2.150% 2.307% FRN 1/25/26 (c)	1,136,682	1,078,349
GS Mortgage Securities Trust
Series 2018-SRP5, Class A, 1 mo. USD LIBOR + 1.300% 1.452% FRN 9/15/31 (c)	1,350,000	1,147,760
Series 2015-GC30, Class AS, 3.777% VRN 5/10/50 (e)	280,000	304,948
Series 2006-GG8, Class AJ, 5.622% 11/10/39	85,275	46,901

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
JPMBB Commercial Mortgage Securities Trust
Series 2014-C19, Class XA, 0.900% VRN 4/15/47 (e)	$1,302,671	$20,544
Series 2014-C21, Class AS, 3.997% 8/15/47	250,000	271,105
Series 2015-C31, Class B, 4.773% VRN 8/15/48 (e)	160,000	171,799
Series 2013-C17, Class B, 5.055% VRN 1/15/47 (e)	30,000	31,528
JPMCC Commercial Mortgage Securities Trust, Series 2019-BOLT, Class A, 1 mo. USD LIBOR + 1.150%
1.302% FRN 7/15/34 (c)	871,158	828,517
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class XA,
1.037% VRN 10/15/50 (e)	7,851,987	366,294
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AJ,
6.072% VRN 9/12/49 (e)	38,144	14,495
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4
3.306% 4/15/48	420,000	456,030
Morgan Stanley Capital I Trust
Series 2019-BPR, Class A, 1 mo. USD LIBOR + 1.400% 1.552% FRN 5/15/36 (c)	1,360,000	1,279,341
Series 2019-L2, Class B, 4.494% VRN 3/15/52 (e)	850,000	939,238
Series 2006-IQ12, Class AJ, 5.399% 12/15/43	13,683	9,168
Series 2007-IQ13, Class AJ, 5.438% 3/15/44	2,568	2,542
Natixis Commercial Mortgage Securities Trust
Series 2019-FAME, Class A, 3.047% 8/15/36 (c)	1,270,000	1,307,494
Series 2019-10K, Class E, 4.272% VRN 5/15/39 (c) (e)	1,710,000	1,674,564
Shops at Crystals Trust, Series 2016-CSTL, Class A
3.126% 7/05/36 (c)	320,000	295,425
Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class A, 1 mo. USD LIBOR + .750%
0.909% FRN 11/11/34 (c)	267,326	256,488
UBS Commercial Mortgage Trust
Series 2017-C1, Class A4, 3.460% 6/15/50	170,000	189,449

	Principal Amount	Value
Series 2017-C2, Class A4, 3.487% 8/15/50	$570,000	$641,672
Waterfall Commercial Mortgage Trust, Series 2015-SBC5, Class A,
4.104% VRN 9/14/22 (c) (e)	142,755	144,729
Wells Fargo Commercial Mortgage Trust
Series 2019-C52, Class XA, 1.765% VRN 8/15/52 (e)	5,889,632	645,790
Series 2015-NXSI, Class AS, 3.406% 5/15/48	190,000	203,956
Series 2013-LC12, Class B, 4.411% VRN 7/15/46 (e)	140,000	139,086
WFRBS Commercial Mortgage Trust
Series 2014-C24, Class AS, 3.931% 11/15/47	190,000	199,992
Series 2014-C24, Class B, 4.204% VRN 11/15/47 (e)	190,000	187,254
Series 2014-C24, Class C, 4.290% VRN 11/15/47 (e)	190,000	139,578
		23,275,676
Home Equity Asset-Backed Securities — 0.6%
Asset Backed Securities Corp. Home Equity Loan Trust
Series 2007-HE1, Class A4, 1 mo. USD LIBOR + .140% 0.288% FRN 12/25/36	1,458,728	1,328,516
Series 2003-HE6, Class A3B, 1 mo. USD LIBOR + .960% 1.108% FRN 11/25/33	1,249,236	1,101,805
GSAA Home Equity Trust, Series 2006-5, Class 2A3, 1 mo. USD LIBOR + .270%
0.418% FRN 3/25/36	398,776	249,380
RBSSP Resecuritization Trust, Series 2010-4, Class 6A2,
5.825% STEP 2/26/36 (c)	1,354,071	1,367,709
		4,047,410
Manufactured Housing Asset-Backed Securities — 0.1%
Conseco Finance Corp., Series 1996-4, Class M1,
7.750% VRN 6/15/27 (e)	990,352	978,913
Other Asset-Backed Securities — 2.4%
Applebee’s Funding LLC/IHOP Funding LLC, Series 2019-1A, Class A2I
4.194% 6/07/49 (c)	1,230,000	1,132,338
Community Funding CLO Ltd., Series 2015-1A, Class A,
5.750% STEP 11/01/27 (c)	679,398	722,461

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Dividend Solar Loans LLC, Series 2019-1, Class A
3.670% 8/22/39 (c)	$1,152,242	$1,182,429
Fanniemae Grantor Trust, Series 2017-T1, Class A
2.898% 6/25/27	99,690	109,656
HSI Asset Securitization Corp., Series 2005-II, Class 2A4, 1 mo. USD LIBOR + .390%
0.538% FRN 11/25/35	1,900,711	1,819,148
Legacy Mortgage Asset Trust
Series 2019-GS5, Class A1, 3.200% STEP 5/25/59 (c)	1,561,891	1,545,240
Series 2019-GS1, Class A1, 4.000% STEP 1/25/59 (c)	1,160,685	1,164,633
Magnolia Finance XI DAC, Series 2019-1OTF, Class A1, 3 mo. USD LIBOR + 2.900%
3.168% FRN 8/09/24 (c)	985,000	975,754
PFCA Home Equity Investment Trust, Series 2003-IFC6, Class A,
4.501% VRN 4/22/35 (c) (e)	714,166	706,664
Popular ABS Mortgage Pass-Through Trust, Series 2005-2, Class M2,
5.717% STEP 4/25/35	1,550,844	1,143,803
RAMP Trust, Series 2006-NC3, Class M1, 1 mo. USD LIBOR + .340%
0.488% FRN 3/25/36	2,080,000	1,931,387
SBA Small Business Investment Cos.
Series 2019-25G, Class 1, 2.690% 7/01/44	260,570	278,304
Series 2019-20D, Class 1, 2.980% 4/01/39	276,540	288,216
Series 2019-10A, Class 1, 3.113% 3/10/29	482,905	524,589
Series 2018-10B, Class 1, 3.548% 9/10/28	351,094	378,021
Structured Asset Investment Loan Trust, Series 2004-8, Class A9, 1 mo. USD LIBOR + 1.000%
1.148% FRN 9/25/34	1,211,477	1,144,894
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-WF1, Class A1, 1 mo. USD LIBOR + .210%
0.358% FRN 2/25/37	3,333,919	3,083,125
		18,130,662

	Principal Amount	Value
Student Loans Asset-Backed Securities — 0.9%
Navient Student Loan Trust
Series 2017-2A, Class A, 1 mo. USD LIBOR + 1.050% 1.198% FRN 12/27/66 (c)	$1,455,313	$1,438,970
Series 2017-1A, Class A3, 1 mo. USD LIBOR + 1.150% 1.298% FRN 7/26/66 (c)	1,030,000	1,030,000
Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300% 1.448% FRN 3/25/66 (c)	650,000	655,683
SLM Student Loan Trust
Series 2005-A, Class A4, 3 mo. USD LIBOR + .310% 0.560% FRN 12/15/38	1,191,849	1,127,969
Series 2003-7A, Class A5A, 3 mo. USD LIBOR + 1.200% 1.450% FRN 12/15/33 (c)	444,530	427,891
SoFi Professional Loan Program LLC, Series 2019-A, Class A2FX
3.690% 6/15/48 (c)	1,720,000	1,834,103
		6,514,616
Whole Loan Collateral Collateralized Mortgage Obligations — 2.3%
BCAP LLC Trust, Series 2011-RR5, Class 11A4, 1 mo. USD LIBOR + .150%
0.472% FRN 5/28/36 (c)	360,435	357,273
Bear Stearns Asset -Backed Securities I Trust, Series 2005-AC8, Class A3, 1 mo. USD LIBOR + 7.650%
7.502% FRN 11/25/35	789,936	280,353
Citigroup Mortgage Loan Trust, Series 2007-6, Class 2A4, 1 mo. USD LIBOR + .350%
0.498% FRN 5/25/37	1,996,451	773,453
Credit Suisse Mortgage Trust
Series 2015-4R, Class 3A3, 1 mo. USD LIBOR + .310% 0.795% FRN 10/27/36 (c)	868,065	405,579
Series 2015-2R, Class 7A2, 3.065% VRN 8/27/36 (c) (e)	2,261,713	1,735,612
Series 2018-J1, Class A2, 3.500% VRN 2/25/48 (c) (e)	3,072,462	3,139,087
Flagstar Mortgage Trust, Series 2018-2, Class A4,
3.500% VRN 4/25/48 (c) (e)	531,722	541,079
GMACM Mortgage Loan Trust, Series 2005-AF2, Class A1
6.000% 12/25/35	2,187,524	2,054,990

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
GSMSC Resecuritization Trust, Series 2014-2R, Class 3B, 1 mo. USD LIBOR + .610%
0.785% FRN 11/26/37 (c)	$1,220,000	$948,734
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3,
3.083% VRN 10/25/35 (e)	63,480	47,451
HarborView Mortgage Loan Trust, Series 2006-2, Class 1A,
3.347% VRN 2/25/36 (e)	32,719	15,770
JP Morgan Mortgage Trust
Series 2018-3, Class A1, 3.500% VRN 9/25/48 (c) (e)	1,215,473	1,252,454
Series 2018-4, Class A1, 3.500% VRN 10/25/48 (c) (e)	531,866	546,806
Series 2018-5, Class A1, 3.500% VRN 10/25/48 (c) (e)	621,312	638,665
Morgan Stanley Resecuritization Trust, Series 2015-R3, Class 7A2, 12 mo. MTA + .770%
1.941% FRN 4/26/47 (c)	300,000	277,668
New Residential Mortgage Loan Trust, Series 2017-4A, Class A1,
4.000% VRN 5/25/57 (c) (e)	478,995	515,205
Prime Mortgage Trust
Series 2006-DR1, Class 1A1, 5.500% 5/25/35 (c)	11,211	10,538
Series 2006-DR1, Class 2A2, 6.000% 5/25/35 (c)	673,160	572,763
RBSSP Resecuritization Trust, Series 2013-4, Class 1A2, 1 mo. USD LIBOR + 1.500%
1.675% FRN 12/26/37 (c)	2,137,634	1,798,518
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-7, Class 1A1,
3.725% VRN 8/25/36 (e)	226,343	182,358
Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 4A1, 12 mo. MTA + 2.150%
3.169% FRN 3/25/46	238,994	231,268
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1B, 12 mo. MTA + 1.000%
2.019% FRN 2/25/46	768,199	649,891
		16,975,515

	Principal Amount	Value
Whole Loan Collateral Planned Amortization Classes — 0.0%
Alternative Loan Trust, Series 2006-18CB, Class A6, 1 mo. USD LIBOR + 28.600%
28.008% FRN 7/25/36	$55,450	$93,743

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $72,747,757)		71,544,416

SOVEREIGN DEBT OBLIGATIONS — 8.3%
Abu Dhabi Government International Bond
2.500% 10/11/22 (c)	870,000	900,015
3.125% 9/30/49 (c)	1,530,000	1,637,100
Argentina Treasury Bond BONCER
1.000% 8/05/21 ARS (g)	6,865,560	107,430
Argentine Bonos del Tesoro
18.200% 10/03/21 ARS (g) (h)	9,270,000	98,753
Argentine Republic Government International Bond
0.125% STEP 7/09/30	1,244,579	522,723
0.125% STEP 7/09/35	1,927,319	724,672
0.125% STEP 7/09/41	110,000	43,670
1.000% 7/09/29	153,987	70,218
Brazil Notas do Tesouro Nacional Serie F
10.000% 1/01/21 BRL (g)	8,458,000	1,535,132
10.000% 1/01/23 BRL (g)	15,801,000	3,128,769
10.000% 1/01/27 BRL (g)	1,935,000	392,813
Brazilian Government International Bond
4.625% 1/13/28	420,000	455,284
5.000% 1/27/45	510,000	513,825
5.625% 1/07/41	2,350,000	2,545,073
Colombia Government International Bond
5.625% 2/26/44	520,000	646,625
Egypt Government International Bond
5.577% 2/21/23 (c)	370,000	379,720
Indonesia Government International Bond
3.500% 1/11/28	400,000	437,131
3.750% 4/25/22 (c)	1,030,000	1,071,282
4.350% 1/11/48	450,000	518,415
5.125% 1/15/45 (c)	1,360,000	1,708,396
5.125% 1/15/45 (c)	200,000	251,235
Italy Buoni Poliennali Del Tesoro
2.300% 10/15/21 EUR (c) (g)	7,950,000	9,571,430

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Kenya Government International Bond
6.875% 6/24/24 (c)	$200,000	$203,236
Kuwait Government International Bond
3.500% 3/20/27 (c)	530,000	596,250
Mexican Bonos
7.750% 11/13/42 MXN (g)	34,785,600	1,703,246
8.000% 11/07/47 MXN (g)	195,560,000	9,773,091
8.500% 5/31/29 MXN (g)	75,560,000	4,040,494
Mexico Government International Bond
4.750% 3/08/44	1,220,000	1,330,410
Nigeria Government International Bond
6.500% 11/28/27 (c)	200,000	190,292
7.143% 2/23/30 (c)	210,000	199,017
Panama Government International Bond
2.252% 9/29/32	310,000	312,325
4.500% 4/01/56	350,000	438,375
Peruvian Government International Bond
6.550% 3/14/37	750,000	1,133,445
Provincia de Buenos Aires
6.500% 2/15/23 (c) (i)	170,000	66,300
7.875% 6/15/27 (c) (i)	160,000	62,400
9.125% 3/16/24 (c) (i)	160,000	63,200
Qatar Government International Bond
4.000% 3/14/29 (c)	580,000	677,858
4.817% 3/14/49 (c)	1,280,000	1,723,456
Republic of Poland Government International Bond
4.000% 1/22/24	910,000	1,013,358
Russian Federal Bond— OFZ
6.900% 5/23/29 RUB (g)	228,650,000	3,097,022
7.000% 1/25/23 RUB (g)	30,640,000	413,436
7.000% 8/16/23 RUB (g)	63,590,000	863,754
7.050% 1/19/28 RUB (g)	239,886,000	3,285,393
7.250% 5/10/34 RUB (g)	60,500,000	840,880
7.700% 3/16/39 RUB (g)	86,260,000	1,264,399
7.750% 9/16/26 RUB (g)	8,260,000	117,355
8.150% 2/03/27 RUB (g)	55,120,000	800,571
State of Israel
2.750% 7/03/30	310,000	342,101
3.875% 7/03/50	200,000	240,000
		62,051,375

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $66,564,599)		62,051,375

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 21.6%
Collateralized Mortgage Obligations — 1.8%
Federal Home Loan Mortgage Corp.
Series 3422, Class AI, 0.250% STEP 1/15/38	$11,298	$87
Series 5010, Class IK, 2.500% 9/25/50	299,454	37,020
Series 5010, Class JI, 2.500% 9/25/50	598,189	76,306
Series 5013, Class IN, 2.500% 9/25/50	299,427	34,872
Series 4793, Class CB, 3.000% 5/15/48	599,182	633,581
Series 4793, Class CD, 3.000% 6/15/48	420,139	444,287
Series 4813, Class CJ, 3.000% 8/15/48	400,860	416,650
Series 353, Class S1, 1 mo. USD LIBOR + 6.000% 5.848% FRN 12/15/46	383,632	83,415
Series 334, Class S7, 1 mo. USD LIBOR + 6.100% 5.948% FRN 8/15/44	176,365	35,905
Series R007, Class ZA, 6.000% 5/15/36	96,758	114,962
Series 3621, Class SB, 1 mo. USD LIBOR + 6.230% 6.078% FRN 1/15/40	34,112	7,990
Series 4203, Class PS, 1 mo. USD LIBOR + 6.250% 6.098% FRN 9/15/42	173,483	24,937
Series 3973, Class SA, 1 mo. USD LIBOR + 6.490% 6.338% FRN 12/15/41	235,177	54,000
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K099, Class X1, 1.006% VRN 9/25/29 (e)	2,056,875	142,295
Series K094, Class X1, 1.016% VRN 6/25/29 (e)	999,033	67,411
Series K735, Class X1, 1.102% VRN 5/25/26 (e)	1,042,825	50,001
Series KC05, Class X1, 1.204% VRN 6/25/27 (e)	1,577,650	87,254
Series K736, Class X1, 1.437% VRN 7/25/26 (e)	4,198,678	264,585
Series K108, Class X1 1.810% 3/25/30 (e)	3,600,000	496,433

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association
Series 2006-118, Class IP1, 0.243% FRN 12/25/36 (e)	$85,471	$4,943
Series 2006-118, Class IP2, 0.243% FRN 12/25/36 (e)	65,376	4,337
Series 2020-47, Class GZ, 2.000% 7/25/50	301,503	303,597
Series 2020-56, Class DI, 2.500% 8/25/50	497,511	70,581
Series 2005-88, Class IP, 2.601% FRN 10/25/35 (e)	33,369	1,767
Series 2006-88, Class IP, 2.872% 3/25/36	50,907	2,190
Series 409, Class C2, 3.000% 4/25/27	96,014	5,643
Series 2006-59, Class IP, 3.458% FRN 7/25/36 (e)	103,663	9,024
Series 409, Class C13, 3.500% 11/25/41	117,216	13,665
Series 409, Class C18, 4.000% 4/25/42	128,487	17,977
Series 409, Class C22, 4.500% 11/25/39	69,859	10,691
Series 2011-59, Class NZ, 5.500% 7/25/41	436,289	505,017
Series 2013-9, Class CB, 5.500% 4/25/42	363,319	417,822
Series 2013-124, Class SB, 1 mo. USD LIBOR + 5.950% 5.802% FRN 12/25/43	423,629	86,606
Series 2016-61, Class BS, 1 mo. USD LIBOR + 6.100% 5.952% FRN 9/25/46	131,859	25,474
Series 2016-60, Class QS, 1 mo. USD LIBOR + 6.100% 5.952% FRN 9/25/46	281,278	58,910
Series 2017-76, Class SB, 1 mo. USD LIBOR + 6.100% 5.952% FRN 10/25/57	810,169	150,195
Series 2012-46, Class BA, 6.000% 5/25/42	93,438	110,634
Series 2012-133, Class CS, 1 mo. USD LIBOR + 6.150% 6.002% FRN 12/25/42	128,779	24,520
Series 2012-134, Class SK, 1 mo. USD LIBOR + 6.150% 6.002% FRN 12/25/42	238,200	50,141
Series 2013-54, Class BS, 1 mo. USD LIBOR + 6.150% 6.002% FRN 6/25/43	325,253	70,363
Series 2017-85, Class SC, 1 mo. USD LIBOR + 6.200% 6.052% FRN 11/25/47	230,255	42,271

	Principal Amount	Value
Series 2012-35, Class SC, 1 mo. USD LIBOR + 6.500% 6.352% FRN 4/25/42	$110,247	$22,027
Series 2011-87, Class SG, 1 mo. USD LIBOR + 6.550% 6.402% FRN 4/25/40	176,981	18,478
Series 2011-96, Class SA, 1 mo. USD LIBOR + 6.550% 6.402% FRN 10/25/41	222,209	47,129
Series 2012-28, Class B, 6.500% 6/25/39	15,429	16,853
Series 2013-9, Class BC, 6.500% 7/25/42	106,717	129,350
Series 2012-74, Class SA, 1 mo. USD LIBOR + 6.650% 6.502% FRN 3/25/42	57,662	11,455
Series 2012-51, Class B, 7.000% 5/25/42	77,953	95,302
Federal National Mortgage Association ACES
Series 2020-M36, Class X1, 1.564% VRN 9/25/34 (e)	1,298,862	141,119
Series 2019-M28, Class AV, 2.232% 2/25/27	436,483	454,873
Series 2020-M6, Class A, 2.500% 10/25/37	97,189	104,272
Series 2019-M19, Class A2, 2.560% 9/25/29	1,189,655	1,305,507
Series 2017-M8, Class A2, 3.061% VRN 5/25/27 (e)	100,000	112,805
Series 2019-M5, Class A2, 3.273% 2/25/29	620,000	704,935
Series 2019-M4, Class A2, 3.610% 2/25/31	330,000	392,939
Government National Mortgage Association
Series 2012-144, Class IO, 0.393% VRN 1/16/53 (e)	4,883,469	104,938
Series 2018-H07, Class FD, 1 mo. USD LIBOR + .300% 0.455% FRN 5/20/68	447,130	444,835
Series 2010-H28, Class FE, 1 mo. USD LIBOR + .400% 0.555% FRN 12/20/60	126,493	126,116
Series 2012-135, Class IO, 0.556% VRN 1/16/53 (e)	3,717,150	97,222
Series 2014-H20, Class FA, 1 mo. USD LIBOR + .430% 0.585% FRN 10/20/64	1,303,401	1,300,528
Series 2020-H13, Class FA, 1 mo. USD LIBOR + .450% 0.606% FRN 7/20/70	200,073	198,218

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2020-H13, Class FC, 1 mo. USD LIBOR + .450% 0.606% FRN 7/20/70	$98,827	$97,904
Series 2011-H08, Class FG, 1 mo. USD LIBOR + .480% 0.635% FRN 3/20/61	113,493	113,569
Series 2011-H09, Class AF, 1 mo. USD LIBOR + .500% 0.655% FRN 3/20/61	80,738	80,833
Series 2014-186, Class IO, 0.699% VRN 8/16/54 (e)	1,549,203	54,661
Series 2017-41, Class IO, 0.742% VRN 7/16/58 (e)	1,650,564	89,202
Series 2017-H18, Class BI, 0.842% VRN 9/20/67 (e)	4,542,295	363,654
Series 2020-H09, Class FL, 1 mo. USD LIBOR + 1.150% 1.306% FRN 5/20/70	599,409	620,061
Series 2020-H09, Class NF, 1 mo. USD LIBOR + 1.250% 1.406% FRN 4/20/70	189,402	194,745
Series 2012-H27, Class AI, 1.759% VRN 10/20/62 (e)	619,719	32,397
Series 2017-H20, Class IB, 1.996% VRN 10/20/67 (e)	91,075	9,117
Series 2017-H15, Class KI, 2.306% VRN 7/20/67 (e)	177,285	19,045
Series 2014-22, Class IA, 2.440% FRN 11/20/42 (e)	31,531	1,263
Series 2020-123, Class NI, 2.500% 8/20/50	499,055	68,574
Series 2020-123, Class IL, 2.500% 8/20/50	199,630	27,383
Series 2013-107, Class AD, 2.695% VRN 11/16/47 (e)	348,940	365,448
Series 2019-123, Class A, 3.000% 10/20/49	287,175	297,831
Series 2012-66, Class CI, 3.500% 2/20/38	61,751	1,630
Series 2013-53, Class OI, 3.500% 4/20/43	704,103	70,616
Series 2020-47, Class MI, 3.500% 4/20/50	391,353	63,728
Series 2020-47, Class NI, 3.500% 4/20/50	97,796	16,272
Series 2014-176, Class IA, 4.000% 11/20/44	76,656	9,807
Series 2015-167, Class OI, 4.000% 4/16/45	83,555	13,487
Series 2016-84, Class IG, 4.500% 11/16/45	388,467	62,488
Series 2014-117, Class SJ, 1 mo. USD LIBOR + 5.600% 5.444% FRN 8/20/44	114,471	20,995

	Principal Amount	Value
Series 2016-135, Class SB, 1 mo. USD LIBOR + 6.100% 5.948% FRN 10/16/46	$143,652	$40,338
Series 2016-21, Class ST, 1 mo. USD LIBOR + 6.150% 5.994% FRN 2/20/46	99,159	21,712
Series 2010-31, Class GS, 1 mo. USD LIBOR + 6.500% 6.344% FRN 3/20/39	600	3
Series 2010-85, Class HS, 1 mo. USD LIBOR + 6.650% 6.494% FRN 1/20/40	27,550	2,527
		13,646,550
Pass-Through Securities — 19.2%
Federal Home Loan Mortgage Corp.
Pool #840698 2.446% FRN 3/01/47 (e)	49,891	50,753
Pool #ZS8669 3.000% 9/01/32	154,955	163,332
Pool #ZS8673 3.000% 10/01/32	109,274	115,181
Pool #G67701 3.000% 10/01/46	1,005,568	1,089,418
Pool #ZS4697 3.000% 1/01/47 (f)	184,425	193,418
Pool #G60985 3.000% 5/01/47	1,950,976	2,111,829
Pool #G61637 3.000% 9/01/47	866,541	924,682
Pool #G61739 3.000% 9/01/48	231,148	249,989
Pool #RA1103 3.000% 7/01/49	324,078	344,235
Pool #RA1293 3.000% 9/01/49	704,268	760,617
Pool #QA5768 3.000% 1/01/50	95,087	100,652
Pool #QA5770 3.000% 1/01/50	93,948	99,590
Pool #RA3175 3.000% 7/01/50	1,093,103	1,168,009
Pool #RA3474 3.000% 9/01/50	398,543	425,853
Pool #ZN0480 3.500% 10/01/42	92,081	99,944
Pool #U99045 3.500% 3/01/43	370,655	402,443
Pool #U99114 3.500% 2/01/44	47,393	51,458
Pool #U99124 3.500% 3/01/45	406,029	440,850
Pool #Q41209 3.500% 6/01/46	277,442	300,791
Pool #ZM2846 3.500% 3/01/47	101,470	107,725
Pool #ZM3481 3.500% 6/01/47	229,266	246,550
Pool #ZA5433 3.500% 6/01/48	1,536,482	1,658,557
Pool #QA7238 3.500% 2/01/50	183,160	196,854
Pool #RA2313 3.500% 3/01/50	1,409,269	1,511,547
Pool #RA2362 3.500% 3/01/50	377,504	400,514
Pool #QA8791 3.500% 4/01/50	289,408	311,588
Pool #RA2658 3.500% 5/01/50	387,775	418,463
Pool #U90316 4.000% 10/01/42	72,744	79,889
Pool #U91254 4.000% 4/01/43	95,305	104,518
Pool #Q19135 4.000% 6/01/43	39,048	43,874
Pool #Q19236 4.000% 6/01/43	32,986	36,649
Pool #U99054 4.000% 6/01/43	952,901	1,046,503
Pool #Q19615 4.000% 7/01/43	38,181	42,900
Pool #Q19985 4.000% 7/01/43	1,132,538	1,259,331

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #U95137 4.000% 8/01/43	$45,627	$50,038
Pool #C09071 4.000% 2/01/45	392,482	425,970
Pool #Q40459 4.000% 3/01/46	839,483	911,418
Pool #ZS4699 4.000% 1/01/47	96,888	104,927
Pool #SD0247 4.000% 7/01/47	83,061	90,030
Pool #V83342 4.000% 8/01/47	210,620	229,194
Pool #ZM5146 4.000% 12/01/47	793,416	850,319
Pool #ZA5454 4.000% 6/01/48	514,161	553,447
Pool #G67713 4.000% 6/01/48 (f)	1,156,402	1,260,235
Pool #ZA6680 4.000% 4/01/49	892,225	978,521
Pool #RA2141 4.000% 2/01/50	249,638	267,230
Pool #RA2358 4.000% 3/01/50	172,355	184,329
Pool #U99076 4.500% 12/01/43	327,906	363,147
Pool #U92272 4.500% 12/01/43	54,299	60,135
Pool #U99084 4.500% 2/01/44	305,827	338,695
Pool #U99091 4.500% 3/01/44	100,843	111,523
Pool #Q26207 4.500% 5/01/44	31,878	35,204
Pool #SD0422 4.500% 7/01/45 (f)	97,532	109,690
Pool #Q47940 4.500% 2/01/47	333,394	363,494
Pool #V83157 4.500% 4/01/47	1,909,588	2,088,557
Pool #Q49177 4.500% 6/01/47	257,989	285,554
Pool #G61374 4.500% 4/01/48	346,191	383,072
Pool #ZT0474 4.500% 8/01/48	56,449	62,427
Pool #G67721 4.500% 4/01/49	241,002	265,605
Pool #RA2353 4.500% 3/01/50	186,672	202,206
Pool #G06496 5.000% 6/01/41	53,140	60,811
Pool #Q55401 5.000% 4/01/48	385,601	423,293
Pool #Q56002 5.000% 5/01/48	161,472	177,211
Pool #ZM7733 5.000% 8/01/48	293,362	321,850
Pool #ZN1436 5.000% 11/01/48	147,295	161,346
Pool #SD0291 5.000% 3/01/50	948,778	1,038,838
Pool #G06875 5.500% 12/01/38	7,423	8,638
Pool #G06669 6.500% 9/01/39	16,418	19,575
Pool #G07509 6.500% 9/01/39	14,237	17,114
Pool #G07335 7.000% 3/01/39	36,117	43,672
Federal National Mortgage Association
Pool #BL6352 1.850% 4/01/32	100,000	106,099
Pool #BL6295 1.950% 4/01/32	100,000	107,160
Pool #BL6028 2.140% 4/01/30	100,000	108,050
Pool #BL4525 2.240% 10/01/31	100,000	109,010
Pool #BL5850 2.260% 4/01/30	396,767	432,375
Pool #BL5742 2.320% 2/01/32	100,000	110,371
Pool #AL6613 2.500% 6/01/28	103,790	109,947
Pool #AM8674 2.810% 4/01/25	50,000	54,560
Pool #MA2832 3.000% 12/01/36	227,853	241,313
Pool #BJ2544 3.000% 12/01/37	120,930	127,317
Pool #AQ7306 3.000% 1/01/43	48,855	51,680
Pool #AR1202 3.000% 1/01/43	50,512	53,433
Pool #BC0884 3.000% 5/01/46	364,242	388,263

	Principal Amount	Value
Pool #AS7533 3.000% 7/01/46	$246,020	$264,089
Pool #BC1509 3.000% 8/01/46	64,092	68,218
Pool #AS7738 3.000% 8/01/46	605,907	646,433
Pool #AS7844 3.000% 9/01/46	120,706	128,478
Pool #BC2817 3.000% 9/01/46	184,203	196,063
Pool #AL9397 3.000% 10/01/46	128,531	136,807
Pool #BD8104 3.000% 10/01/46	263,793	285,476
Pool #AS8359 3.000% 11/01/46	625,089	656,545
Pool #BE0072 3.000% 11/01/46	1,145,511	1,228,930
Pool #BM4579 3.000% 4/01/47	2,040,521	2,177,002
Pool #BM1565 3.000% 4/01/47	1,103,460	1,194,162
Pool #890843 3.000% 9/01/47	597,896	641,436
Pool #BN7652 3.000% 7/01/49	1,747,055	1,855,717
Pool #CA3809 3.000% 7/01/49	81,538	86,610
Pool #BN7753 3.000% 9/01/49	1,320,745	1,422,704
Pool #CA4133 3.000% 9/01/49	353,115	378,057
Pool #BO8932 3.000% 1/01/50	85,414	90,450
Pool #CA4979 3.000% 1/01/50	282,999	299,517
Pool #CA5225 3.000% 2/01/50	1,994,894	2,139,855
Pool #CA6000 3.000% 6/01/50	587,281	623,717
Pool #CA6053 3.000% 6/01/50	806,304	856,328
Pool #BP7009 3.000% 8/01/50	199,373	210,643
Pool #AN8048 3.080% 1/01/28	210,000	239,405
Pool #BL2454 3.160% 5/01/29	88,490	96,998
Pool #MA1177 3.500% 9/01/42	37,274	40,457
Pool #MA1213 3.500% 10/01/42	229,555	249,157
Pool #AL3026 3.500% 12/01/42	57,349	62,371
Pool #BM4751 3.500% 3/01/43	713,025	775,469
Pool #BM4750 3.500% 2/01/45	151,016	164,241
Pool #AY6181 3.500% 4/01/45	177,035	190,492
Pool #AS6340 3.500% 12/01/45	163,749	177,782
Pool #AS6328 3.500% 12/01/45	886,829	950,637
Pool #AS6541 3.500% 1/01/46	166,391	182,471
Pool #AS6562 3.500% 1/01/46	158,389	171,864
Pool #AL9546 3.500% 11/01/46	391,422	422,203
Pool #BM4897 3.500% 12/01/46	1,029,604	1,119,773
Pool #FM3347 3.500% 5/01/47	722,449	772,624
Pool #BH4101 3.500% 10/01/47	290,705	308,079
Pool #CA0858 3.500% 12/01/47	529,346	561,313
Pool #CA0907 3.500% 12/01/47	69,801	75,434
Pool #CA1053 3.500% 1/01/48	407,300	431,387
Pool #FM3753 3.500% 4/01/48 (f)	93,909	101,047
Pool #CA1526 3.500% 4/01/48	663,815	717,178
Pool #BM5521 3.500% 7/01/48	1,264,194	1,351,993
Pool #FM3469 3.500% 8/01/48	956,936	1,023,396
Pool #FM3141 3.500% 11/01/48	1,005,078	1,072,369
Pool #FM3773 3.500% 11/01/48	1,003,358	1,072,102
Pool #890876 3.500% 2/01/49	150,833	162,959
Pool #CA3860 3.500% 7/01/49	1,238,486	1,328,757

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #BO2252 3.500% 10/01/49	$537,224	$576,213
Pool #FM2091 3.500% 12/01/49	178,453	191,683
Pool #CA5164 3.500% 2/01/50	717,898	770,000
Pool #FM2333 3.500% 2/01/50	356,496	382,369
Pool #CA5561 3.500% 4/01/50	744,557	799,292
Pool #FM4281 3.500% 8/01/50	700,000	755,178
Pool #BF0145 3.500% 3/01/57	2,181,107	2,411,652
Pool #AK8441 4.000% 4/01/42	26,319	29,087
Pool #AO2711 4.000% 5/01/42	28,677	31,692
Pool #AO6086 4.000% 6/01/42	30,871	34,078
Pool #AP0692 4.000% 7/01/42	25,980	28,528
Pool #AP5333 4.000% 7/01/42	155,696	171,873
Pool #AP2530 4.000% 8/01/42	24,822	27,401
Pool #AP2958 4.000% 8/01/42	20,966	23,145
Pool #AP4903 4.000% 9/01/42	41,407	45,709
Pool #AP7399 4.000% 9/01/42	69,832	77,088
Pool #AP9229 4.000% 10/01/42	19,776	21,831
Pool #AP9766 4.000% 10/01/42	126,791	139,213
Pool #MA1217 4.000% 10/01/42	179,604	197,200
Pool #AQ3599 4.000% 11/01/42	20,020	22,075
Pool #MA1253 4.000% 11/01/42	105,869	116,241
Pool #AQ7003 4.000% 12/01/42	50,582	55,775
Pool #AQ4555 4.000% 12/01/42	57,853	63,792
Pool #AQ7082 4.000% 1/01/43	76,654	84,523
Pool #AL3508 4.000% 4/01/43	45,056	50,610
Pool #AQ4078 4.000% 6/01/43	41,878	47,041
Pool #AQ4080 4.000% 6/01/43	37,230	41,354
Pool #AT8394 4.000% 6/01/43	39,217	44,052
Pool #AB9683 4.000% 6/01/43	64,841	71,477
Pool #AT9637 4.000% 7/01/43	122,651	136,239
Pool #AT9653 4.000% 7/01/43	85,851	96,435
Pool #AT9657 4.000% 7/01/43	70,691	77,926
Pool #AS0070 4.000% 8/01/43	40,817	44,752
Pool #MA1547 4.000% 8/01/43	45,898	50,323
Pool #AS4347 4.000% 1/01/45	77,901	86,239
Pool #AS9453 4.000% 4/01/47	102,122	111,233
Pool #AS9588 4.000% 5/01/47	214,102	233,137
Pool #MA3088 4.000% 8/01/47	1,042,086	1,117,476
Pool #BH2623 4.000% 8/01/47	1,782,947	1,911,377
Pool #MA3149 4.000% 10/01/47	387,694	415,620
Pool #BJ6133 4.000% 1/01/48	59,297	63,510
Pool #FM3023 4.000% 2/01/48	82,467	89,515
Pool #FM2173 4.000% 9/01/48	96,892	105,778
Pool #FM3158 4.000% 11/01/48	261,175	284,068
Pool #FM3542 4.000% 5/01/49	89,263	97,255
Pool #BO0968 4.000% 6/01/49	216,846	231,572
Pool #FM2158 4.000% 10/01/49	87,505	95,285
Pool #CA4819 4.000% 12/01/49 (f)	89,151	97,049
Pool #CA4823 4.000% 12/01/49	325,340	347,961

	Principal Amount	Value
Pool #BF0104 4.000% 2/01/56	$125,554	$140,797
Pool #BF0183 4.000% 1/01/57	67,725	75,947
Pool #BF0191 4.000% 6/01/57	133,251	149,262
Pool #MA0706 4.500% 4/01/31	21,469	23,749
Pool #MA0734 4.500% 5/01/31	69,435	76,810
Pool #MA0776 4.500% 6/01/31	23,679	26,194
Pool #MA0913 4.500% 11/01/31	17,407	19,255
Pool #MA0939 4.500% 12/01/31	19,375	21,433
Pool #993117 4.500% 1/01/39	2,300	2,567
Pool #AA0856 4.500% 1/01/39	10,462	11,789
Pool #AA3495 4.500% 2/01/39	12,207	13,712
Pool #935520 4.500% 8/01/39	20,673	23,250
Pool #AD5481 4.500% 5/01/40	488,511	549,405
Pool #AD6914 4.500% 6/01/40	51,762	58,215
Pool #AD8685 4.500% 8/01/40	135,165	152,013
Pool #MA1591 4.500% 9/01/43	87,286	96,639
Pool #MA1629 4.500% 10/01/43	85,340	94,485
Pool #AL4341 4.500% 10/01/43	5,250	5,806
Pool #AU6423 4.500% 10/01/43	170,118	188,134
Pool #MA1664 4.500% 11/01/43	42,789	47,374
Pool #MA1711 4.500% 12/01/43	86,177	95,411
Pool #AL4741 4.500% 1/01/44	39,366	43,584
Pool #AW0318 4.500% 2/01/44	218,908	241,680
Pool #AL5562 4.500% 4/01/44	17,646	19,515
Pool #890604 4.500% 10/01/44	358,523	402,429
Pool #AS4271 4.500% 1/01/45	42,264	48,866
Pool #CA0148 4.500% 8/01/47	141,298	153,744
Pool #CA0717 4.500% 11/01/47	278,351	301,827
Pool #CA1565 4.500% 4/01/48	839,773	909,286
Pool #BM4014 4.500% 5/01/48	63,243	69,781
Pool #BJ2763 4.500% 5/01/48	311,130	336,787
Pool #BJ9257 4.500% 6/01/48	333,308	370,376
Pool #CA2047 4.500% 7/01/48	437,383	486,026
Pool #CA2199 4.500% 8/01/48	738,250	820,353
Pool #CA2482 4.500% 10/01/48	575,036	638,808
Pool #BK7700 4.500% 10/01/48	813,148	903,327
Pool #BM4781 4.500% 10/01/48	63,958	70,772
Pool #BN1623 4.500% 11/01/48	348,924	387,620
Pool #CA2805 4.500% 12/01/48	957,201	1,040,323
Pool #CA3055 4.500% 2/01/49	163,162	180,390
Pool #FM1991 4.500% 5/01/49	358,153	389,254
Pool #CA3842 4.500% 7/01/49 (f)	209,848	229,579
Pool #CA4033 4.500% 8/01/49 (f)	213,299	233,354
Pool #FM3572 4.500% 9/01/49	175,963	195,532
Pool #FM2745 4.500% 3/01/50	432,040	466,858
Pool #CA5379 4.500% 3/01/50	376,618	419,444
Pool #BF0148 4.500% 4/01/56	2,751,374	3,133,887
Pool #BF0222 4.500% 9/01/57	663,664	751,367
Pool #915154 5.000% 4/01/37	44,064	50,898

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #974965 5.000% 4/01/38	$136,606	$157,084
Pool #983077 5.000% 5/01/38	37,529	43,212
Pool #310088 5.000% 6/01/38	36,463	41,914
Pool #AE2266 5.000% 3/01/40	81,232	93,207
Pool #BM3904 5.000% 5/01/48	138,745	152,357
Pool #CA2251 5.000% 8/01/48	124,391	136,509
Pool #MA3501 5.000% 10/01/48	483,132	529,595
Pool #CA2652 5.000% 11/01/48	792,245	872,893
Pool #MA3527 5.000% 11/01/48	656,330	719,450
Pool #BN0341 5.000% 12/01/48	245,511	269,122
Pool #FM1727 5.000% 9/01/49	1,362,920	1,530,197
Pool #FM3155 5.000% 12/01/49	200,320	219,397
Pool #FM3957 5.000% 3/01/50	392,115	430,316
Pool #937948 5.500% 6/01/37	8,283	9,735
Pool #995072 5.500% 8/01/38	18,967	22,288
Pool #BF0141 5.500% 9/01/56	628,500	727,964
Pool #481473 6.000% 2/01/29	20	23
Pool #867557 6.000% 2/01/36	1,952	2,231
Pool #AE0469 6.000% 12/01/39	145,155	173,845
Pool #BM1948 6.000% 7/01/41 (f)	164,891	197,418
Pool #AL4324 6.500% 5/01/40	93,276	112,082
Pool #AE0758 7.000% 2/01/39	50,965	62,196
Government National Mortgage Association I
Pool #AA5649 3.000% 9/15/42	131,727	139,789
Pool #AB2892 3.000% 9/15/42	163,426	173,428
Pool #AB9108 3.000% 10/15/42	966,001	1,025,122
Pool #AB9109 3.000% 10/15/42	86,183	91,457
Pool #AB9207 3.000% 11/15/42	74,660	79,229
Pool #784571 3.500% 6/15/48	332,177	356,195
Pool #BS8439 3.500% 5/15/50	298,222	313,727
Pool #487588 6.000% 4/15/29	1,505	1,692
Pool #595077 6.000% 10/15/32	309	358
Pool #596620 6.000% 10/15/32	211	245
Pool #604706 6.000% 10/15/33	39,786	46,453
Pool #636251 6.000% 3/15/35	4,057	4,741
Pool #782034 6.000% 1/15/36	46,131	53,768
Pool #658029 6.000% 7/15/36	16,605	19,530
Government National Mortgage Association II
Pool #MA2677 3.000% 3/20/45	316,440	333,787
Pool #MA4068 3.000% 11/20/46	50,799	53,457
Pool #MA1995 3.500% 6/20/44	112,745	121,627
Pool #MA2678 3.500% 3/20/45	51,860	55,816
Pool #BC4732 3.500% 10/20/47	501,533	543,553
Pool #BD0384 3.500% 10/20/47	316,904	343,455
Pool #784674 3.500% 4/20/48	2,555,066	2,840,995
Pool #784825 3.500% 10/20/49	424,653	442,449
Pool #BM7534 3.500% 2/20/50	197,906	218,754

	Principal Amount	Value
Pool #MA4511 4.000% 6/20/47	$779,459	$840,190
Pool #MA4720 4.000% 9/20/47	1,093,799	1,177,997
Pool #MA4838 4.000% 11/20/47	857,211	923,197
Pool #MA4901 4.000% 12/20/47	325,969	350,450
Pool #MA5020 4.000% 2/20/48	332,961	357,968
Pool #MA5078 4.000% 3/20/48	404,948	435,360
Pool #MA5137 4.000% 4/20/48	336,955	360,787
Pool #BM9734 4.000% 10/20/49	98,452	106,984
Pool #BM9743 4.000% 11/20/49	97,039	105,449
Pool #BS1728 4.000% 1/20/50	98,884	107,670
Pool #BS1742 4.000% 2/20/50	97,441	106,099
Pool #BS1757 4.000% 3/20/50	99,181	107,993
Pool #BS8420 4.000% 4/20/50	397,191	433,103
Pool #783298 4.500% 4/20/41	157,186	175,157
Pool #783368 4.500% 7/20/41	22,380	24,939
Pool #MA5193 4.500% 5/20/48	920,206	998,673
Pool #MA5265 4.500% 6/20/48	620,838	671,449
Pool #MA5331 4.500% 7/20/48	154,202	166,773
Pool #MA5467 4.500% 9/20/48	743,796	804,430
Pool #MA5529 4.500% 10/20/48	606,850	654,661
Pool #MA5652 4.500% 12/20/48	216,338	233,314
Pool #MA5711 4.500% 1/20/49	1,477,508	1,592,992
Pool #MA5818 4.500% 3/20/49	207,803	223,769
Pool #4747 5.000% 7/20/40	94,648	107,969
Pool #MA5530 5.000% 10/20/48	75,674	82,281
Pool #MA5712 5.000% 1/20/49	1,038,921	1,128,977
Government National Mortgage Association II TBA Pool #8 2.000% 3/01/50 (f)	2,200,000	2,285,766
Government National Mortgage Association TBA Pool #264 2.500% 2/01/50 (f)	2,400,000	2,519,813
Uniform Mortgage Backed Securities TBA
Pool #97 1.500% 8/01/35 (f)	2,100,000	2,148,562
Pool #505 2.000% 5/01/35 (f)	8,000,000	8,316,250
Pool #1082 2.000% 4/01/50 (f)	12,600,000	13,029,187
		143,326,301
Whole Loans — 0.6%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2015-HQ1, Class M3, 1 mo. USD LIBOR + 3.800% 3.948% FRN 3/25/25	251,959	253,117
Series 2017-DNA1, Class B1, 1 mo. USD LIBOR + 4.950% 5.098% FRN 7/25/29	1,450,000	1,468,283

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association Connecticut Avenue Securities Trust
Series 2019-R07, Class 1M2, 1 mo. USD LIBOR + 2.100% 2.248% FRN 10/25/39 (c)	$616,992	$613,245
Series 2018-C03, Class 1M2, 1 mo. USD LIBOR + 2.150% 2.298% FRN 10/25/30	1,342,203	1,316,484
Series 2019-R02, Class 1M2, 1 mo. USD LIBOR + 2.300% 2.448% FRN 8/25/31 (c)	903,114	897,484
		4,548,613

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $157,550,068)		161,521,464

U.S. TREASURY OBLIGATIONS — 16.4%
U.S. Treasury Bonds & Notes — 16.4%
U.S. Treasury Bond
1.250% 5/15/50	10,280,000	9,771,217
1.375% 8/15/50	5,670,000	5,564,337
2.000% 2/15/50	3,150,000	3,572,266
3.000% 2/15/48	16,000	21,787
3.750% 11/15/43	9,010,000	13,403,570
U.S. Treasury Inflation Index
0.750% 2/15/42	825,458	1,039,787
0.750% 2/15/45	594,065	757,340
1.000% 2/15/46	1,574,395	2,127,258
1.000% 2/15/48	3,109,569	4,295,578
1.000% 2/15/49	8,411,015	11,754,503
1.375% 2/15/44	2,234,216	3,182,739
2.125% 2/15/40	1,713,955	2,629,113
2.125% 2/15/41	626,969	974,986

	Principal Amount	Value
U.S. Treasury Note
0.250% 5/31/25	$47,820,000	$47,821,755
0.250% 6/30/25	40,000	39,984
0.500% 6/30/27	7,120,000	7,147,543
0.500% 8/31/27	6,050,000	6,067,005
0.625% 5/15/30	170,000	169,529
0.625% 8/15/30	370,000	368,164
U.S. Treasury Strip
0.000% 5/15/49	3,450,000	2,240,322
		122,948,783

TOTAL U.S. TREASURY OBLIGATIONS (Cost $114,263,905)		122,948,783

TOTAL BONDS & NOTES (Cost $712,236,287)		743,432,884

TOTAL PURCHASED OPTIONS (#) — 0.0% (Cost $173,133)		78,375

TOTAL LONG-TERM INVESTMENTS (Cost $712,409,420)		743,511,259

SHORT-TERM INVESTMENTS — 3.2%
Discount Notes — 0.1%
Federal Home Loan Bank, 0.000%, due 10/28/20	500,000	499,977

Repurchase Agreement — 1.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (j)	9,535,524	9,535,524
U.S. Treasury Bill — 1.8%
U.S. Treasury Bill
0.000% 10/27/20	3,440,000	3,439,808
0.000% 11/03/20	3,510,000	3,509,702
0.000% 12/03/20	3,520,000	3,519,415

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
United States Cash Management Bill
0.000% 12/08/20	$1,490,000	$1,489,606
0.000% 1/05/21	1,570,000	1,569,603
		13,528,134

TOTAL SHORT-TERM INVESTMENTS (Cost $23,563,593)		23,563,635

TOTAL INVESTMENTS — 102.6% (Cost $735,973,013) (k)		767,074,894

Less Unfunded Loan Commitments — 0.0%		(44,226)

NET INVESTMENTS — 102.6% (Cost $735,928,787)		767,030,668

Other Assets/(Liabilities) — (2.6)%		(19,521,526)

NET ASSETS — 100.0%		$747,509,142

Abbreviation Legend

CLO	Collateralized Loan Obligation
DAC	Designated Activity Company
FRN	Floating Rate Note
IO	Interest Only
OFZ	Obligatsyi Federal’novo Zaima (Federal Loan Obligations)
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Unfunded or partially unfunded loan commitments.
(b)	All or a portion of the security represents unsettled loan commitments at September 30, 2020 where the rate will be determined at time of settlement.
(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2020, the aggregate market value of these securities amounted to $111,904,720 or 14.97% of net assets.

(d)	Security is perpetual and has no stated maturity date.
(e)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2020.

(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(h)

The Government of Argentina announced a re-profiling of government debt to extend maturity dates and instituted foreign exchange restrictions. Holders of the impacted security will receive 15% of the outstanding maturity proceeds on the original maturity date; 25% of the original maturity date 90 calendar days later; and 60% of the original maturity date 180 calendar days later.

(i)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2020, these securities amounted to a value of $191,900 or 0.03% of net assets.

(j)

Maturity value of $9,535,524. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $9,726,300.

(k)	See Note 6 for aggregate cost for federal tax purposes.

(#) Exchange-Traded Options Purchased

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
U.S. Treasury Long Bond Future	10/09/20	179.00	456	USD	80,384,250	$78,375	$173,133	$(94,758)

Exchange-Traded Options Written

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
U.S. Treasury Long Bond Future	10/09/20	177.00	152	USD	26,794,750	$(95,000)	$(153,425)	$58,425

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
BNP Paribas SA*	10/16/20	CAD	17,400,000	USD	12,712,692	$355,394
BNP Paribas SA*	10/16/20	EUR	12,028,290	USD	13,980,435	126,209
BNP Paribas SA*	10/16/20	USD	38,580,696	EUR	34,162,160	(1,484,305)
BNP Paribas SA*	10/16/20	USD	1,611,920	MXN	36,282,059	(26,271)
BNP Paribas SA*	1/19/21	MXN	36,282,059	USD	1,594,760	26,076
Citibank N.A.*	10/16/20	ZAR	16,890,000	USD	962,344	44,298
Citibank N.A.*	10/16/20	AUD	1,197,575	USD	827,824	29,965
Citibank N.A.*	10/16/20	GBP	2,197,174	USD	2,742,273	93,045
Citibank N.A.*	10/16/20	MXN	124,240,000	USD	5,504,164	105,463
Citibank N.A.*	10/16/20	IDR	144,534,594,997	USD	9,840,318	(139,322)
Citibank N.A.*	10/16/20	EUR	600,000	USD	707,464	(3,791)
Citibank N.A.*	10/16/20	USD	8,103,795	MXN	182,718,904	(146,245)
Goldman Sachs International*	10/16/20	CAD	10,527,472	USD	7,748,822	157,725
Goldman Sachs International*	10/16/20	MXN	94,760,963	USD	4,140,022	138,581
Goldman Sachs International*	10/16/20	BRL	6,491,243	USD	1,208,055	(52,650)
Goldman Sachs International*	10/16/20	EUR	3,496,522	USD	4,141,399	(40,717)
Goldman Sachs International*	10/16/20	JPY	231,991,381	USD	2,197,421	2,613
Goldman Sachs International*	10/16/20	RUB	183,306,110	USD	2,314,471	41,104
Goldman Sachs International*	10/16/20	USD	2,531,153	RUB	183,306,110	175,578
Goldman Sachs International*	10/16/20	USD	984,524	ZAR	16,890,000	(22,118)
Goldman Sachs International*	10/16/20	USD	2,191,693	JPY	231,991,381	(8,341)
Goldman Sachs International*	1/19/21	ZAR	16,890,000	USD	973,936	21,874
Goldman Sachs International*	1/19/21	JPY	191,538,190	USD	1,817,966	1,192
Goldman Sachs International*	1/19/21	USD	2,291,183	RUB	183,306,110	(41,151)
						$(645,794)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
Euro-BTP	12/08/20	201	$34,065,962	$713,096
Euro-OAT	12/08/20	45	8,762,237	130,501
90 Day Eurodollar	12/14/20	282	69,446,711	880,564
U.S. Treasury Long Bond	12/21/20	438	77,599,095	(387,907)
U.S. Treasury Ultra Bond	12/21/20	152	34,162,311	(446,811)
U.S. Treasury Note 5 Year	12/31/20	299	37,625,958	57,386
				$946,829

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Short
Euro-Bund	12/08/20	318	$(64,488,511)	$(579,356)
Euro-Buxl 30 Year Bond	12/08/20	4	(1,014,632)	(29,692)
Japanese Government Bond 10 Year	12/14/20	6	(8,638,271)	(15,406)
U.S. Treasury Note 10 Year	12/21/20	191	(26,631,408)	(19,061)
U.S. Treasury Ultra 10 Year	12/21/20	112	(17,967,922)	56,672
UK Long Gilt	12/29/20	78	(13,716,220)	17,124
U.S. Treasury Note 2 Year	12/31/20	20	(4,418,085)	(1,134)
90 Day Eurodollar	3/15/21	363	(90,433,726)	(139,312)
90 Day Eurodollar	12/13/21	469	(116,253,590)	(750,185)
				$(1,460,350)

Centrally Cleared Credit Default Swap - Sell Protection††

Reference Obligation/ Index	Rate Received by Fund	Payment Frequency	Termination Date	Credit Rating	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 34†	1.000%	Quarterly	6/20/25	BBB+**	USD	93,300,000	$643,303	$(138,394)	$781,697
CDX.NA.HY Series 34†	5.000%	Quarterly	6/20/25	BB-**	USD	3,680,000	180,867	(157,563)	338,430
CDX.NA.HY Series 35†	5.000%	Quarterly	12/20/25	BB-**	USD	15,480,000	634,278	643,840	(9,562)
							$1,458,448	$347,883	$1,110,565

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
28 Day-MXN-TIIE-Banxico	Monthly	Fixed 7.450%	Monthly	7/18/29	MXN	88,370,000	$496,104	$37,243	$458,861
28 Day-MXN-TIIE-Banxico	Monthly	Fixed 7.440%	Monthly	7/20/29	MXN	91,920,000	513,025	46,911	466,114
3-Month USD LIBOR	Quarterly	Fixed 0.190%	Semi-Annually	6/15/22	USD	26,407,000	(10,003)	(119)	(9,884)
Fixed 0.260%	Annually	Fed Funds	Annually	5/15/27	USD	24,700,000	25,225	(82,911)	108,136
Fixed 0.450%	Semi-Annually	3-Month USD LIBOR	Quarterly	5/15/27	USD	13,486,000	25,255	(33,752)	59,007
Fixed 0.560%	Annually	12-Month USD SOFR	Annually	7/20/45	USD	5,820,000	392,205	78,573	313,632
Fixed 0.740%	Annually	12-Month USD SOFR	Annually	8/19/45	USD	4,020,000	105,730	—	105,730
Fixed 1.000%	Semi-Annually	3-Month USD LIBOR	Quarterly	2/15/47	USD	8,708,000	266,028	104,498	161,530

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund — Portfolio of Investments (Continued)

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Fixed 0.900%	Semi-Annually	3-Month USD LIBOR	Quarterly	3/17/50	USD	2,610,000	$157,970	$3,078	$154,892
Fixed 0.792%	Semi-Annually	3-Month USD LIBOR	Quarterly	3/18/50	USD	1,319,000	117,153	—	117,153
Fixed 0.818%	Semi-Annually	3-Month USD LIBOR	Quarterly	3/19/50	USD	1,323,000	108,430	—	108,430
Fixed 0.885%	Semi-Annually	3-Month USD LIBOR	Quarterly	7/13/50	USD	1,320,000	86,036	(167)	86,203
							$2,283,158	$153,354	$2,129,804

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
BRL CDI	Maturity	Fixed 7.024%	Maturity	Citibank N.A.*	1/04/27	BRL	9,300,000	$25,768	$—	$25,768
BRL CDI	Maturity	Fixed 7.024%	Maturity	Citibank N.A.*	1/04/27	BRL	11,000,000	30,478	5,820	24,658
BRL CDI	Maturity	Fixed 7.024%	Maturity	Citibank N.A.*	1/04/27	BRL	11,846,000	32,822	7,253	25,569
								$89,068	$13,073	$75,995

*	Contracts are subject to a Master Netting Agreement.
**

Rating is determined by Western Asset Management Company and represents a weighted average of the ratings of all securities included in the underlying index for the credit default swap. Ratings used in the weighted average are from Moody’s Investors Service, Inc., S&P Global Ratings, or Fitch Ratings, whichever is the highest for each constituent. All ratings are as of the report date and do not reflect subsequent changes.

†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings or Western Asset Management Company’s rating category, as applicable. The reference entity rating represents the creditworthiness of the underlying issuer. As the credit rating declines, the likelihood of payment by the fund increases. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

ARS	Argentinean Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
RUB	Russian Ruble
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 97.3%
COMMON STOCK — 96.2%
Basic Materials — 3.9%
Chemicals — 2.9%
Albemarle Corp.	3,100	$276,768
Celanese Corp.	3,500	376,075
CF Industries Holdings, Inc.	70,834	2,175,312
DuPont de Nemours, Inc.	74,699	4,144,301
Eastman Chemical Co.	4,000	312,480
FMC Corp.	3,800	402,458
Huntsman Corp.	5,700	126,597
LyondellBasell Industries NV Class A	11,200	789,488
The Mosaic Co.	5,900	107,793
PPG Industries, Inc.	6,600	805,728
		9,517,000
Forest Products & Paper — 0.6%
International Paper Co.	49,963	2,025,500
Iron & Steel — 0.2%
Nucor Corp.	9,000	403,740
Reliance Steel & Aluminum Co.	2,000	204,080
Steel Dynamics, Inc.	6,300	180,369
		788,189
Mining — 0.2%
Freeport-McMoRan, Inc.	40,300	630,292
		12,960,981
Communications — 11.0%
Advertising — 0.1%
The Interpublic Group of Cos., Inc.	9,400	156,698
Omnicom Group, Inc.	6,400	316,800
		473,498
Internet — 0.5%
CDW Corp.	2,200	262,966
eBay, Inc.	23,400	1,219,140
		1,482,106
Media — 4.1%
Comcast Corp. Class A	214,840	9,938,499
Discovery, Inc. Class A (a) (b)	4,400	95,788
Fox Corp. Class A	9,400	261,602
Fox Corp. Class B (a)	78,926	2,207,560
The Walt Disney Co.	8,690	1,078,255
		13,581,704
Telecommunications — 6.3%
AT&T, Inc.	198,700	5,664,937
Ciena Corp. (a)	2,400	95,256
Cisco Systems, Inc.	175,568	6,915,623
Corning, Inc.	20,500	664,405
Juniper Networks, Inc.	9,800	210,700

	Number of Shares	Value
Verizon Communications, Inc.	119,300	$7,097,157
		20,648,078
		36,185,386
Consumer, Cyclical — 3.7%
Apparel — 0.1%
Deckers Outdoor Corp. (a)	300	66,003
Hanesbrands, Inc.	5,400	85,050
Skechers U.S.A., Inc. Class A (a)	3,800	114,836
		265,889
Auto Manufacturers — 1.0%
Cummins, Inc.	4,500	950,220
Ford Motor Co.	58,700	390,942
General Motors Co.	34,900	1,032,691
PACCAR, Inc.	10,000	852,800
		3,226,653
Auto Parts & Equipment — 0.2%
BorgWarner, Inc.	6,100	236,314
Gentex Corp.	7,000	180,250
Lear Corp.	1,700	185,385
		601,949
Distribution & Wholesale — 0.3%
HD Supply Holdings, Inc. (a)	4,300	177,332
LKQ Corp. (a)	9,100	252,343
W.W. Grainger, Inc.	1,600	570,832
		1,000,507
Home Builders — 0.6%
D.R. Horton, Inc.	10,700	809,241
Lennar Corp. Class A	8,200	669,776
PulteGroup, Inc.	7,600	351,804
Toll Brothers, Inc.	2,000	97,320
		1,928,141
Home Furnishing — 0.1%
Whirlpool Corp.	1,900	349,391
Housewares — 0.0%
Newell Brands, Inc.	6,600	113,256
Leisure Time — 0.0%
Brunswick Corp.	2,200	129,602
Lodging — 0.5%
Las Vegas Sands Corp.	32,940	1,536,980
Retail — 0.9%
Advance Auto Parts, Inc.	1,900	291,650
AutoZone, Inc. (a)	700	824,348
Best Buy Co., Inc.	7,600	845,804
Dollar Tree, Inc. (a)	3,700	337,958
Genuine Parts Co.	4,300	409,231

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Williams-Sonoma, Inc.	2,300	$208,012
		2,917,003
		12,069,371
Consumer, Non-cyclical — 23.2%
Agriculture — 2.2%
Archer-Daniels-Midland Co.	16,000	743,840
Bunge Ltd.	2,200	100,540
Darling Ingredients, Inc. (a)	2,500	90,075
Philip Morris International, Inc.	82,652	6,198,074
		7,132,529
Biotechnology — 3.3%
Alexion Pharmaceuticals, Inc. (a)	6,200	709,466
Amgen, Inc.	17,200	4,371,552
Bio-Rad Laboratories, Inc. Class A (a)	700	360,822
Biogen, Inc. (a)	5,300	1,503,504
Corteva, Inc.	11,700	337,077
Gilead Sciences, Inc.	57,968	3,662,998
		10,945,419
Commercial Services — 0.3%
AMERCO	600	213,588
ManpowerGroup, Inc.	1,800	131,994
Quanta Services, Inc.	4,200	222,012
Robert Half International, Inc.	3,200	169,408
United Rentals, Inc. (a)	2,100	366,450
		1,103,452
Foods — 2.4%
Conagra Brands, Inc.	57,051	2,037,291
Ingredion, Inc.	2,100	158,928
The J.M. Smucker Co.	3,200	369,664
Kellogg Co.	9,900	639,441
The Kraft Heinz Co.	33,900	1,015,305
The Kroger Co.	12,100	410,311
Tyson Foods, Inc. Class A	57,149	3,399,223
		8,030,163
Health Care – Products — 0.1%
Henry Schein, Inc. (a)	4,300	252,754
Health Care – Services — 4.2%
Anthem, Inc.	19,796	5,317,008
DaVita, Inc. (a)	4,100	351,165
HCA Healthcare, Inc.	9,800	1,221,864
Humana, Inc.	2,100	869,169
Laboratory Corp. of America Holdings (a)	2,800	527,156
Molina Healthcare, Inc. (a)	1,600	292,864
Quest Diagnostics, Inc.	3,900	446,511
UnitedHealth Group, Inc.	14,915	4,650,049

	Number of Shares	Value
Universal Health Services, Inc. Class B	800	$85,616
		13,761,402
Household Products & Wares — 1.0%
Avery Dennison Corp.	2,200	281,248
Kimberly-Clark Corp.	21,240	3,136,298
		3,417,546
Pharmaceuticals — 9.7%
AbbVie, Inc.	27,644	2,421,338
AmerisourceBergen Corp.	5,900	571,828
Becton Dickinson and Co.	12,726	2,961,086
Cardinal Health, Inc.	8,600	403,770
Cigna Corp.	10,000	1,694,100
CVS Health Corp.	50,942	2,975,013
Jazz Pharmaceuticals PLC (a)	1,700	242,403
Johnson & Johnson	54,865	8,168,301
McKesson Corp.	5,300	789,329
Merck & Co., Inc.	73,600	6,105,120
Perrigo Co. PLC	4,000	183,640
Pfizer, Inc.	149,839	5,499,091
		32,015,019
		76,658,284
Energy — 3.6%
Oil & Gas — 2.7%
Chevron Corp.	53,900	3,880,800
Occidental Petroleum Corp.	18,677	186,957
TOTAL SE (b)	120,632	4,141,662
TOTAL SE Sponsored ADR	24,800	850,640
		9,060,059
Oil & Gas Services — 0.3%
Halliburton Co.	74,891	902,437
Pipelines — 0.6%
Cheniere Energy, Inc. (a)	3,900	180,453
TC Energy Corp.	36,497	1,533,604
The Williams Cos., Inc.	19,000	373,350
		2,087,407
		12,049,903
Financial — 21.8%
Banks — 11.2%
Bank of America Corp.	256,400	6,176,676
The Bank of New York Mellon Corp.	26,500	910,010
Commerce Bancshares, Inc.	3,300	185,757
Cullen/Frost Bankers, Inc.	1,700	108,715
East West Bancorp, Inc.	3,800	124,412
Fifth Third Bancorp	152,058	3,241,876
The Goldman Sachs Group, Inc.	10,200	2,049,894
JP Morgan Chase & Co.	90,400	8,702,808

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Morgan Stanley	120,812	$5,841,260
Northern Trust Corp.	6,200	483,414
The PNC Financial Services Group, Inc.	20,700	2,275,137
Signature Bank	1,500	124,485
State Street Corp.	42,484	2,520,576
SVB Financial Group (a)	1,600	384,992
Wells Fargo & Co.	165,631	3,893,985
		37,023,997
Diversified Financial Services — 3.0%
Ally Financial, Inc.	5,800	145,406
American Express Co.	23,700	2,375,925
Ameriprise Financial, Inc.	4,100	631,851
BlackRock, Inc.	4,500	2,535,975
Capital One Financial Corp.	13,500	970,110
The Charles Schwab Corp.	30,600	1,108,638
Credit Acceptance Corp. (a) (b)	600	203,184
Eaton Vance Corp.	3,200	122,080
LPL Financial Holdings, Inc.	2,300	176,341
Raymond James Financial, Inc.	4,100	298,316
SEI Investments Co.	4,200	213,024
T. Rowe Price Group, Inc.	6,700	859,074
The Western Union Co.	11,700	250,731
		9,890,655
Insurance — 6.3%
Aflac, Inc.	21,200	770,620
The Allstate Corp.	9,400	884,916
American International Group, Inc.	95,550	2,630,492
Arch Capital Group Ltd. (a)	11,900	348,075
Assurant, Inc.	1,800	218,358
Chubb Ltd.	45,210	5,249,785
Equitable Holdings, Inc.	13,500	246,240
Everest Re Group Ltd.	1,100	217,294
First American Financial Corp.	3,100	157,821
Globe Life, Inc.	6,700	535,330
Kemper Corp.	700	46,781
Loews Corp.	8,800	305,800
Markel Corp. (a)	430	418,691
MetLife, Inc.	101,485	3,772,197
Old Republic International Corp.	6,200	91,388
Primerica, Inc.	1,100	124,454
Principal Financial Group, Inc.	4,100	165,107
The Progressive Corp.	16,200	1,533,654
Prudential Financial, Inc.	11,600	736,832
The Travelers Cos., Inc.	15,300	1,655,307
Voya Financial, Inc.	4,500	215,685
W.R. Berkley Corp.	4,700	287,405
		20,612,232

	Number of Shares	Value
Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	9,900	$465,003
Real Estate Investment Trusts (REITS) — 1.2%
Equity Residential	22,966	1,178,845
SL Green Realty Corp. (b)	24,921	1,155,587
Weyerhaeuser Co.	52,906	1,508,879
		3,843,311
		71,835,198
Industrial — 13.7%
Aerospace & Defense — 3.3%
The Boeing Co.	12,973	2,143,918
General Dynamics Corp.	8,400	1,162,812
L3 Harris Technologies, Inc.	16,329	2,773,317
Lockheed Martin Corp.	8,200	3,142,896
Northrop Grumman Corp.	4,900	1,545,901
		10,768,844
Building Materials — 0.9%
Fortune Brands Home & Security, Inc.	4,000	346,080
Johnson Controls International PLC	45,283	1,849,811
Masco Corp.	8,200	452,066
Owens Corning	3,200	220,192
		2,868,149
Electrical Components & Equipment — 0.3%
Emerson Electric Co.	17,000	1,114,690
Electronics — 1.2%
Arrow Electronics, Inc. (a)	2,300	180,918
Honeywell International, Inc.	19,000	3,127,590
Hubbell, Inc.	1,600	218,944
Jabil, Inc.	4,100	140,466
Sensata Technologies Holding PLC (a)	4,600	198,444
		3,866,362
Environmental Controls — 0.1%
Pentair PLC	4,600	210,542
Hand & Machine Tools — 0.1%
Lincoln Electric Holdings, Inc.	1,600	147,264
Snap-on, Inc.	1,600	235,408
		382,672
Machinery – Construction & Mining — 0.8%
BWX Technologies, Inc.	1,500	84,465
Caterpillar, Inc.	15,900	2,371,485
Oshkosh Corp.	2,100	154,350
		2,610,300
Machinery – Diversified — 0.8%
AGCO Corp.	2,200	163,394
Deere & Co.	9,100	2,016,833
Dover Corp.	4,100	444,194

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
The Middleby Corp. (a)	900	$80,739
		2,705,160
Miscellaneous - Manufacturing — 2.4%
3M Co.	15,495	2,481,989
Carlisle Cos., Inc.	1,600	195,792
Eaton Corp. PLC	11,900	1,214,157
General Electric Co.	503,768	3,138,475
ITT, Inc.	2,300	135,815
Parker-Hannifin Corp.	3,700	748,658
Textron, Inc.	3,600	129,924
		8,044,810
Packaging & Containers — 0.4%
Amcor PLC	24,500	270,725
Crown Holdings, Inc. (a)	4,000	307,440
Packaging Corp. of America	2,700	294,435
Sealed Air Corp.	4,300	166,883
Sonoco Products Co.	2,300	117,461
		1,156,944
Transportation — 3.4%
CSX Corp.	22,400	1,739,808
Knight-Swift Transportation Holdings, Inc.	5,100	207,570
Norfolk Southern Corp.	6,950	1,487,230
United Parcel Service, Inc. Class B	47,671	7,943,419
		11,378,027
		45,106,500
Technology — 11.3%
Computers — 1.6%
Cognizant Technology Solutions Corp. Class A	15,000	1,041,300
HP, Inc.	39,700	753,903
International Business Machines Corp.	25,600	3,114,752
Leidos Holdings, Inc.	2,200	196,130
NetApp, Inc.	6,300	276,192
		5,382,277
Semiconductors — 6.6%
Applied Materials, Inc.	23,000	1,367,350
Broadcom, Inc.	11,500	4,189,680
Intel Corp.	125,000	6,472,500
KLA Corp.	2,400	464,976
Lam Research Corp.	3,400	1,127,950
Micron Technology, Inc. (a)	31,600	1,483,936
ON Semiconductor Corp. (a)	12,000	260,280
Qorvo, Inc. (a)	3,200	412,832
QUALCOMM, Inc.	48,693	5,730,192
Teradyne, Inc.	2,600	206,596
		21,716,292

	Number of Shares	Value
Software — 3.1%
CDK Global, Inc.	3,400	$148,206
Electronic Arts, Inc. (a)	8,500	1,108,485
Microsoft Corp.	17,729	3,728,941
Oracle Corp.	90,100	5,378,970
		10,364,602
		37,463,171
Utilities — 4.0%
Electric — 3.5%
AES Corp.	18,300	331,413
American Electric Power Co., Inc.	16,600	1,356,718
Edison International	21,689	1,102,669
Evergy, Inc.	6,500	330,330
Exelon Corp.	15,200	543,552
NRG Energy, Inc.	7,300	224,402
OGE Energy Corp.	5,700	170,943
Pinnacle West Capital Corp.	5,000	372,750
Public Service Enterprise Group, Inc.	22,100	1,213,511
Sempra Energy	9,184	1,087,018
The Southern Co.	83,475	4,526,015
Vistra Corp.	13,900	262,154
		11,521,475
Gas — 0.5%
NiSource, Inc.	77,496	1,704,912
		13,226,387

TOTAL COMMON STOCK (Cost $320,766,127)		317,555,181

PREFERRED STOCK — 1.1%
Consumer, Non-cyclical — 0.1%
Pharmaceuticals — 0.1%
Becton Dickinson and Co. Convertible 6.000% (b)	9,601	505,492
Utilities — 1.0%
Electric — 1.0%
Sempra Energy Convertible 6.000%	22,837	2,248,303
Sempra Energy Convertible 6.750%	2,159	211,604
The Southern Co. Convertible 6.750%	15,036	699,775
		3,159,682

TOTAL PREFERRED STOCK (Cost $3,744,429)		3,665,174

TOTAL EQUITIES (Cost $324,510,556)		321,220,355

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
WARRANTS — 0.0%
Energy — 0.0%
Oil & Gas — 0.0%
Occidental Petroleum Corp., Expires 8/3/27 (a)	4,284	$12,852

TOTAL WARRANTS (Cost $21,205)		12,852

MUTUAL FUNDS — 3.1%
Diversified Financial Services — 3.1%
iShares Russell 1000 Value ETF	44,300	5,233,159
State Street Navigator Securities Lending Prime Portfolio (c)	4,857,734	4,857,734
		10,090,893

TOTAL MUTUAL FUNDS (Cost $10,184,379)		10,090,893

TOTAL LONG-TERM INVESTMENTS (Cost $334,716,140)		331,324,100

SHORT-TERM INVESTMENTS — 0.7%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	104	104
	Principal Amount
Repurchase Agreement — 0.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (d)	$2,408,400	2,408,400

TOTAL SHORT-TERM INVESTMENTS (Cost $2,408,504)		2,408,504

TOTAL INVESTMENTS — 101.1% (Cost $337,124,644) (e)		333,732,604

Other Assets/(Liabilities) — (1.1)%		(3,781,788)

NET ASSETS — 100.0%		$329,950,816

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $6,022,825 or 1.83% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $1,410,411 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $2,408,400. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $2,456,642.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 98.9%
COMMON STOCK — 98.9%
Basic Materials — 5.3%
Chemicals — 3.8%
Air Products & Chemicals, Inc.	8,183	$2,437,388
DuPont de Nemours, Inc.	155,898	8,649,221
Element Solutions, Inc. (a)	178,376	1,874,732
FMC Corp.	15,569	1,648,913
Linde PLC	17,737	4,223,712
PPG Industries, Inc.	10,206	1,245,948
		20,079,914
Mining — 1.5%
Barrick Gold Corp.	96,359	2,708,651
Kinross Gold Corp. (a)	134,604	1,187,207
Newmont Corp.	28,279	1,794,303
Yamana Gold, Inc.	373,532	2,121,662
		7,811,823
		27,891,737
Communications — 5.7%
Internet — 1.1%
Alphabet, Inc. Class A (a)	2,966	4,346,970
Facebook, Inc. Class A (a)	6,015	1,575,328
		5,922,298
Media — 1.5%
Altice USA, Inc. Class A (a)	65,595	1,705,470
Comcast Corp. Class A	133,596	6,180,151
		7,885,621
Telecommunications — 3.1%
AT&T, Inc.	62,919	1,793,821
Cisco Systems, Inc.	159,372	6,277,663
T-Mobile US, Inc. (a)	33,154	3,791,491
Verizon Communications, Inc.	71,157	4,233,130
		16,096,105
		29,904,024
Consumer, Cyclical — 11.2%
Apparel — 0.3%
Tapestry, Inc.	94,957	1,484,178
Auto Manufacturers — 0.5%
Cummins, Inc.	11,112	2,346,410
Auto Parts & Equipment — 0.2%
Lear Corp.	7,671	836,522
Distribution & Wholesale — 0.2%
LKQ Corp. (a)	45,894	1,272,641
Entertainment — 0.8%
Marriott Vacations Worldwide Corp.	23,562	2,139,665

	Number of Shares	Value
SeaWorld Entertainment, Inc. (a)	105,194	$2,074,426
		4,214,091
Food Services — 0.4%
Aramark	81,636	2,159,272
Home Builders — 1.3%
Lennar Corp. Class A	80,913	6,608,974
Home Furnishing — 0.5%
Whirlpool Corp.	14,758	2,713,849
Leisure Time — 0.2%
Harley-Davidson, Inc.	48,891	1,199,785
Lodging — 1.5%
Las Vegas Sands Corp.	67,634	3,155,802
Marriott International, Inc. Class A	13,428	1,243,164
MGM Resorts International	96,326	2,095,091
Wyndham Hotels & Resorts, Inc.	26,421	1,334,261
		7,828,318
Retail — 4.9%
Advance Auto Parts, Inc.	12,518	1,921,513
AutoZone, Inc. (a)	4,545	5,352,374
Best Buy Co., Inc.	40,980	4,560,664
Dollar General Corp.	3,502	734,089
Lowe’s Cos., Inc.	59,294	9,834,503
The TJX Cos., Inc.	38,175	2,124,439
Williams-Sonoma, Inc.	12,256	1,108,432
		25,636,014
Textiles — 0.4%
Mohawk Industries, Inc. (a)	20,746	2,024,602
		58,324,656
Consumer, Non-cyclical — 21.9%
Beverages — 1.7%
Coca-Cola European Partners PLC	186,072	7,221,455
Molson Coors Beverage Co. Class B	56,202	1,886,139
		9,107,594
Biotechnology — 1.1%
Corteva, Inc.	194,188	5,594,556
Commercial Services — 1.3%
Aaron’s, Inc.	44,148	2,500,984
Quanta Services, Inc.	49,291	2,605,522
United Rentals, Inc. (a)	10,421	1,818,465
		6,924,971
Foods — 0.8%
The Kroger Co.	115,507	3,916,842
Health Care – Products — 3.4%
Avantor, Inc. (a)	92,313	2,076,119
Envista Holdings Corp. (a)	68,795	1,697,860
Hologic, Inc. (a)	19,219	1,277,487

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
LivaNova PLC (a)	18,770	$848,592
Medtronic PLC	98,965	10,284,443
Zimmer Biomet Holdings, Inc.	10,183	1,386,314
		17,570,815
Health Care – Services — 3.4%
Anthem, Inc.	25,960	6,972,596
Humana, Inc.	3,769	1,559,952
UnitedHealth Group, Inc.	30,226	9,423,560
		17,956,108
Household Products & Wares — 0.5%
Kimberly-Clark Corp.	17,526	2,587,889
Pharmaceuticals — 9.7%
AmerisourceBergen Corp.	31,915	3,093,202
Cigna Corp.	54,527	9,237,419
CVS Health Corp.	99,134	5,789,426
GlaxoSmithKline PLC Sponsored ADR	55,613	2,093,273
Johnson & Johnson	92,123	13,715,272
McKesson Corp.	21,154	3,150,465
Merck & Co., Inc.	35,945	2,981,638
Novartis AG Sponsored ADR	52,541	4,568,965
Pfizer, Inc.	168,451	6,182,152
		50,811,812
		114,470,587
Energy — 4.1%
Oil & Gas — 3.9%
Chevron Corp.	17,811	1,282,392
ConocoPhillips	105,052	3,449,907
Hess Corp.	94,517	3,868,581
Marathon Petroleum Corp.	92,832	2,723,691
Parsley Energy, Inc. Class A	121,408	1,136,379
Phillips 66	81,973	4,249,480
Valero Energy Corp.	83,659	3,624,108
		20,334,538
Oil & Gas Services — 0.2%
Schlumberger NV	72,148	1,122,623
		21,457,161
Financial — 24.2%
Banks — 9.9%
Bank of America Corp.	268,658	6,471,971
The Bank of New York Mellon Corp.	36,673	1,259,351
Citigroup, Inc.	87,056	3,752,984
Fifth Third Bancorp	69,092	1,473,042
The Goldman Sachs Group, Inc.	10,220	2,053,913
Huntington Bancshares, Inc.	227,266	2,084,029
JP Morgan Chase & Co.	163,148	15,706,258
Northern Trust Corp.	51,538	4,018,418

	Number of Shares	Value
Truist Financial Corp.	104,689	$3,983,417
US Bancorp	160,815	5,765,218
Wells Fargo & Co.	223,310	5,250,018
		51,818,619
Diversified Financial Services — 2.0%
American Express Co.	56,883	5,702,521
The Charles Schwab Corp.	61,585	2,231,225
Navient Corp.	84,585	714,743
SLM Corp.	174,538	1,412,012
		10,060,501
Insurance — 9.4%
Aflac, Inc.	49,613	1,803,433
American International Group, Inc.	191,718	5,277,997
Aon PLC Class A	16,902	3,486,883
Assurant, Inc.	16,144	1,958,429
Axis Capital Holdings Ltd.	15,322	674,781
Berkshire Hathaway, Inc. Class B (a)	49,965	10,639,547
Chubb Ltd.	86,427	10,035,903
Everest Re Group Ltd.	12,997	2,567,427
Fidelity National Financial, Inc.	52,656	1,648,659
Marsh & McLennan Cos., Inc.	18,775	2,153,492
The Progressive Corp.	51,418	4,867,742
RenaissanceRe Holdings Ltd.	7,193	1,220,940
Willis Towers Watson PLC	13,886	2,899,674
		49,234,907
Real Estate Investment Trusts (REITS) — 2.3%
American Campus Communities, Inc.	64,198	2,241,794
Corporate Office Properties Trust	27,763	658,538
Healthpeak Properties, Inc.	116,158	3,153,690
MGM Growth Properties LLC Class A	141,177	3,950,133
VICI Properties, Inc.	89,889	2,100,706
		12,104,861
Savings & Loans — 0.6%
New York Community Bancorp, Inc.	379,942	3,142,120
		126,361,008
Industrial — 13.4%
Aerospace & Defense — 2.4%
General Dynamics Corp.	35,295	4,885,887
Howmet Aerospace, Inc.	72,537	1,212,819
Northrop Grumman Corp.	4,642	1,464,504
Raytheon Technologies Corp.	89,798	5,166,977
		12,730,187
Building Materials — 1.4%
CRH PLC Sponsored ADR	41,436	1,495,425
Owens Corning	80,762	5,557,233
		7,052,658

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Electrical Components & Equipment — 0.6%
AMETEK, Inc.	11,314	$1,124,612
Emerson Electric Co.	33,341	2,186,169
		3,310,781
Engineering & Construction — 0.8%
AECOM (a)	49,455	2,069,197
Jacobs Engineering Group, Inc.	21,055	1,953,273
		4,022,470
Hand & Machine Tools — 1.3%
Stanley Black & Decker, Inc.	42,295	6,860,249
Machinery – Construction & Mining — 1.0%
BWX Technologies, Inc.	31,776	1,789,307
Caterpillar, Inc.	23,060	3,439,399
		5,228,706
Machinery – Diversified — 3.7%
Deere & Co.	51,093	11,323,741
Dover Corp.	22,048	2,388,680
Otis Worldwide Corp.	22,380	1,396,960
Westinghouse Air Brake Technologies Corp.	68,867	4,261,490
		19,370,871
Miscellaneous - Manufacturing — 0.9%
Eaton Corp. PLC	48,388	4,937,028
Shipbuilding — 0.2%
Huntington Ingalls Industries, Inc.	6,550	921,913
Transportation — 1.1%
J.B. Hunt Transport Services, Inc.	15,736	1,988,716
Kansas City Southern	7,873	1,423,674
Union Pacific Corp.	11,068	2,178,957
		5,591,347
		70,026,210
Technology — 8.9%
Computers — 0.9%
Cognizant Technology Solutions Corp. Class A	69,183	4,802,684
Semiconductors — 5.7%
Applied Materials, Inc.	53,471	3,178,851
Broadcom, Inc.	8,191	2,984,145
KLA Corp.	11,823	2,290,588
Lam Research Corp.	11,893	3,945,503
Marvell Technology Group Ltd.	55,377	2,198,467
Microchip Technology, Inc.	22,969	2,360,294
Micron Technology, Inc. (a)	70,147	3,294,103
NXP Semiconductor NV	24,704	3,083,306
ON Semiconductor Corp. (a)	18,315	397,252
Qorvo, Inc. (a)	14,097	1,818,654
QUALCOMM, Inc.	18,013	2,119,770

	Number of Shares	Value
Texas Instruments, Inc.	16,045	$2,291,066
		29,961,999
Software — 2.3%
Microsoft Corp.	7,898	1,661,186
Oracle Corp.	135,060	8,063,082
SS&C Technologies Holdings, Inc	36,988	2,238,514
		11,962,782
		46,727,465
Utilities — 4.2%
Electric — 4.2%
CenterPoint Energy, Inc.	264,402	5,116,179
Edison International	79,907	4,062,472
Entergy Corp.	39,383	3,880,407
Exelon Corp.	150,001	5,364,036
FirstEnergy Corp.	47,326	1,358,729
Vistra Corp.	101,995	1,923,626
		21,705,449

TOTAL COMMON STOCK (Cost $507,754,035)		516,868,297

TOTAL EQUITIES (Cost $507,754,035)		516,868,297

TOTAL LONG-TERM INVESTMENTS (Cost $507,754,035)		516,868,297
	Principal Amount
SHORT-TERM INVESTMENTS — 1.3%
Repurchase Agreement — 1.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (b)	$6,495,304	6,495,304

TOTAL SHORT-TERM INVESTMENTS (Cost $6,495,304)		6,495,304

TOTAL INVESTMENTS — 100.2% (Cost $514,249,339) (c)		523,363,601

Other Assets/(Liabilities) — (0.2)%		(847,704)

NET ASSETS — 100.0%		$522,515,897

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund — Portfolio of Investments (Continued)

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $6,495,304. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $6,625,263.

(c)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	85.7%
Ireland	5.2%
Switzerland	2.8%
United Kingdom	1.9%
Bermuda	1.3%
Canada	1.2%
Netherlands	0.8%
Total Long-Term Investments	98.9%
Short-Term Investments and Other Assets and Liabilities	1.1%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 99.8%
COMMON STOCK — 99.8%
Basic Materials — 2.1%
Chemicals — 1.8%
Air Products & Chemicals, Inc.	25,161	$7,494,457
Albemarle Corp.	12,115	1,081,627
Celanese Corp.	13,474	1,447,781
CF Industries Holdings, Inc.	24,407	749,539
Dow, Inc.	84,418	3,971,867
DuPont de Nemours, Inc.	83,587	4,637,407
Eastman Chemical Co.	15,417	1,204,376
Ecolab, Inc.	28,281	5,651,675
FMC Corp.	14,758	1,563,020
International Flavors & Fragrances, Inc.	12,196	1,493,400
Linde PLC	59,842	14,250,176
LyondellBasell Industries NV Class A	29,280	2,063,947
The Mosaic Co.	39,294	717,901
PPG Industries, Inc.	26,879	3,281,388
The Sherwin-Williams Co.	9,334	6,503,371
		56,111,932
Forest Products & Paper — 0.1%
International Paper Co.	44,776	1,815,219
Iron & Steel — 0.0%
Nucor Corp.	34,354	1,541,121
Mining — 0.2%
Freeport-McMoRan, Inc.	165,416	2,587,106
Newmont Corp.	91,475	5,804,089
		8,391,195
		67,859,467
Communications — 16.7%
Advertising — 0.1%
The Interpublic Group of Cos., Inc.	44,476	741,415
Omnicom Group, Inc.	24,466	1,211,067
		1,952,482
Internet — 11.8%
Alphabet, Inc. Class A (a)	34,225	50,160,160
Alphabet, Inc. Class C (a)	33,442	49,146,363
Amazon.com, Inc. (a)	48,496	152,700,810
Booking Holdings, Inc. (a)	4,664	7,978,612
CDW Corp.	16,244	1,941,645
E*TRADE Financial Corp.	25,184	1,260,459
eBay, Inc.	75,735	3,945,794
Etsy, Inc. (a)	13,592	1,653,195
Expedia Group, Inc.	15,462	1,417,711
F5 Networks, Inc. (a)	6,968	855,461
Facebook, Inc. Class A (a)	273,862	71,724,458

	Number of Shares	Value
Netflix, Inc. (a)	50,234	$25,118,507
NortonLifeLock, Inc.	67,319	1,402,928
Twitter, Inc. (a)	90,094	4,009,183
VeriSign, Inc. (a)	11,513	2,358,438
		375,673,724
Media — 2.1%
Charter Communications, Inc. Class A (a)	17,038	10,637,505
Comcast Corp. Class A	519,258	24,020,875
Discovery, Inc. Class A (a) (b)	18,249	397,281
Discovery, Inc. Class C (a)	35,260	691,096
DISH Network Corp. Class A (a)	28,102	815,801
Fox Corp. Class A	39,121	1,088,737
Fox Corp. Class B (a)	17,843	499,069
News Corp. Class A	44,309	621,212
News Corp. Class B	13,790	192,784
ViacomCBS, Inc. Class B (b)	64,217	1,798,718
The Walt Disney Co.	205,835	25,540,007
		66,303,085
Telecommunications — 2.7%
Arista Networks, Inc. (a)	6,235	1,290,209
AT&T, Inc.	811,579	23,138,117
CenturyLink, Inc.	112,514	1,135,266
Cisco Systems, Inc.	482,212	18,994,331
Corning, Inc.	86,630	2,807,678
Juniper Networks, Inc.	37,803	812,765
Motorola Solutions, Inc.	19,340	3,032,705
T-Mobile US, Inc. (a)	66,267	7,578,294
Verizon Communications, Inc.	471,349	28,040,552
		86,829,917
		530,759,208
Consumer, Cyclical — 8.3%
Airlines — 0.2%
Alaska Air Group, Inc.	14,083	515,860
American Airlines Group, Inc. (b)	57,928	711,935
Delta Air Lines, Inc.	72,656	2,221,821
Southwest Airlines Co.	67,190	2,519,625
United Airlines Holdings, Inc. (a)	33,145	1,151,789
		7,121,030
Apparel — 0.7%
Hanesbrands, Inc.	39,728	625,716
NIKE, Inc. Class B	141,798	17,801,321
PVH Corp.	8,100	483,084
Ralph Lauren Corp.	5,486	372,883
Tapestry, Inc.	31,523	492,705
Under Armour, Inc. Class A (a)	21,520	241,670
Under Armour, Inc. Class C (a)	22,150	217,956

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
VF Corp.	36,397	$2,556,889
		22,792,224
Auto Manufacturers — 0.5%
Cummins, Inc.	16,821	3,551,922
Ford Motor Co.	445,091	2,964,306
General Motors Co.	143,449	4,244,656
PACCAR, Inc.	39,428	3,362,420
		14,123,304
Auto Parts & Equipment — 0.1%
Aptiv PLC	30,757	2,819,802
BorgWarner, Inc.	23,607	914,535
		3,734,337
Distribution & Wholesale — 0.3%
Copart, Inc. (a)	23,533	2,474,730
Fastenal Co.	65,377	2,947,849
LKQ Corp. (a)	31,888	884,254
W.W. Grainger, Inc.	5,126	1,828,803
		8,135,636
Entertainment — 0.0%
Live Nation Entertainment, Inc. (a)	16,219	873,880
Home Builders — 0.3%
D.R. Horton, Inc.	37,699	2,851,175
Lennar Corp. Class A	31,281	2,555,032
NVR, Inc. (a)	396	1,616,915
PulteGroup, Inc.	30,547	1,414,021
		8,437,143
Home Furnishing — 0.1%
Leggett & Platt, Inc.	15,102	621,749
Whirlpool Corp.	7,096	1,304,884
		1,926,633
Housewares — 0.0%
Newell Brands, Inc.	43,014	738,120
Leisure Time — 0.1%
Carnival Corp. (b)	58,991	895,483
Norwegian Cruise Line Holdings Ltd. (a) (b)	31,395	537,169
Royal Caribbean Cruises Ltd.	20,295	1,313,695
		2,746,347
Lodging — 0.3%
Hilton Worldwide Holdings, Inc.	31,587	2,695,003
Las Vegas Sands Corp.	37,411	1,745,597
Marriott International, Inc. Class A	30,292	2,804,434
MGM Resorts International	46,636	1,014,333
Wynn Resorts Ltd.	11,056	793,931
		9,053,298

	Number of Shares	Value
Retail — 5.7%
Advance Auto Parts, Inc.	7,887	$1,210,655
AutoZone, Inc. (a)	2,661	3,133,700
Best Buy Co., Inc.	26,239	2,920,138
CarMax, Inc. (a)	18,577	1,707,412
Chipotle Mexican Grill, Inc. (a)	3,186	3,962,460
Costco Wholesale Corp.	50,292	17,853,660
Darden Restaurants, Inc.	14,827	1,493,672
Dollar General Corp.	28,366	5,946,081
Dollar Tree, Inc. (a)	27,031	2,469,012
Domino’s Pizza, Inc.	4,482	1,906,105
The Gap, Inc.	23,405	398,587
Genuine Parts Co.	16,433	1,563,929
The Home Depot, Inc.	122,615	34,051,412
L Brands, Inc.	26,637	847,323
Lowe’s Cos., Inc.	86,083	14,277,726
McDonald’s Corp.	84,758	18,603,533
O’Reilly Automotive, Inc. (a)	8,436	3,889,671
Ross Stores, Inc.	40,563	3,785,339
Starbucks Corp.	133,156	11,440,764
Target Corp.	57,023	8,976,561
Tiffany & Co.	12,304	1,425,418
The TJX Cos., Inc.	136,580	7,600,677
Tractor Supply Co.	13,239	1,897,678
Ulta Beauty, Inc. (a)	6,416	1,437,056
Walgreens Boots Alliance, Inc.	81,924	2,942,710
Walmart, Inc.	158,163	22,128,585
Yum! Brands, Inc.	34,331	3,134,420
		181,004,284
Textiles — 0.0%
Mohawk Industries, Inc. (a)	6,812	664,783
Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	14,515	1,200,681
		262,551,700
Consumer, Non-cyclical — 22.0%
Agriculture — 0.8%
Altria Group, Inc.	211,682	8,179,392
Archer-Daniels-Midland Co.	63,291	2,942,399
Philip Morris International, Inc.	177,384	13,302,026
		24,423,817
Beverages — 1.7%
Brown-Forman Corp. Class B	20,815	1,567,786
The Coca-Cola Co.	440,348	21,739,981
Constellation Brands, Inc. Class A	19,138	3,626,842
Molson Coors Beverage Co. Class B	21,466	720,399
Monster Beverage Corp. (a)	42,051	3,372,490

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
PepsiCo, Inc.	157,718	$21,859,715
		52,887,213
Biotechnology — 1.9%
Alexion Pharmaceuticals, Inc. (a)	24,965	2,856,745
Amgen, Inc.	66,714	16,956,030
Bio-Rad Laboratories, Inc. Class A (a)	2,436	1,255,661
Biogen, Inc. (a)	18,033	5,115,602
Corteva, Inc.	85,266	2,456,514
Gilead Sciences, Inc.	142,807	9,023,974
Illumina, Inc. (a)	16,630	5,140,000
Incyte Corp. (a)	21,174	1,900,155
Regeneron Pharmaceuticals, Inc. (a)	11,908	6,665,860
Vertex Pharmaceuticals, Inc. (a)	29,669	8,073,528
		59,444,069
Commercial Services — 2.4%
Automatic Data Processing, Inc.	48,976	6,831,662
Cintas Corp.	9,903	3,296,015
Equifax, Inc.	13,835	2,170,712
FleetCor Technologies, Inc. (a)	9,566	2,277,665
Gartner, Inc. (a)	10,164	1,269,992
Global Payments, Inc.	34,086	6,052,992
IHS Markit Ltd.	42,487	3,335,654
MarketAxess Holdings, Inc.	4,327	2,083,840
Moody’s Corp.	18,387	5,329,472
Nielsen Holdings PLC	40,687	576,942
PayPal Holdings, Inc. (a)	133,646	26,332,271
Quanta Services, Inc.	15,711	830,483
Robert Half International, Inc.	13,080	692,455
Rollins, Inc.	16,800	910,392
S&P Global, Inc.	27,451	9,898,831
United Rentals, Inc. (a)	8,210	1,432,645
Verisk Analytics, Inc.	18,497	3,427,679
		76,749,702
Cosmetics & Personal Care — 1.6%
Colgate-Palmolive Co.	97,663	7,534,700
The Estee Lauder Cos., Inc. Class A	25,694	5,607,716
The Procter & Gamble Co.	283,582	39,415,062
		52,557,478
Foods — 1.2%
Campbell Soup Co.	23,060	1,115,412
Conagra Brands, Inc.	55,593	1,985,226
General Mills, Inc.	69,587	4,292,126
The Hershey Co.	16,791	2,406,822
Hormel Foods Corp.	31,985	1,563,747
The J.M. Smucker Co.	12,994	1,501,067
Kellogg Co.	28,905	1,866,974
The Kraft Heinz Co.	73,807	2,210,520
The Kroger Co.	88,610	3,004,765

	Number of Shares	Value
Lamb Weston Holdings, Inc.	16,552	$1,096,901
McCormick & Co., Inc.	14,112	2,739,139
Mondelez International, Inc. Class A	162,696	9,346,885
Sysco Corp.	57,940	3,605,027
Tyson Foods, Inc. Class A	33,517	1,993,591
		38,728,202
Health Care – Products — 4.2%
Abbott Laboratories	201,674	21,948,181
ABIOMED, Inc. (a)	5,131	1,421,595
Align Technology, Inc. (a)	8,167	2,673,549
Baxter International, Inc.	57,663	4,637,259
Boston Scientific Corp. (a)	162,962	6,226,778
The Cooper Cos., Inc.	5,597	1,886,861
Danaher Corp.	71,917	15,485,888
Dentsply Sirona, Inc.	24,888	1,088,352
Edwards Lifesciences Corp. (a)	70,820	5,652,852
Henry Schein, Inc. (a)	16,262	955,880
Hologic, Inc. (a)	29,472	1,959,004
IDEXX Laboratories, Inc. (a)	9,688	3,808,450
Intuitive Surgical, Inc. (a)	13,330	9,458,168
Medtronic PLC	153,114	15,911,607
ResMed, Inc.	16,512	2,830,652
Steris PLC	9,696	1,708,338
Stryker Corp.	37,222	7,755,948
Teleflex, Inc.	5,299	1,803,886
Thermo Fisher Scientific, Inc.	45,060	19,894,891
Varian Medical Systems, Inc. (a)	10,380	1,785,360
West Pharmaceutical Services, Inc.	8,411	2,312,184
Zimmer Biomet Holdings, Inc.	23,584	3,210,726
		134,416,409
Health Care – Services — 2.1%
Anthem, Inc.	28,648	7,694,566
Catalent, Inc. (a)	18,696	1,601,499
Centene Corp. (a)	66,005	3,850,072
DaVita, Inc. (a)	9,171	785,496
HCA Healthcare, Inc.	30,033	3,744,515
Humana, Inc.	15,069	6,236,908
IQVIA Holdings, Inc. (a)	21,787	3,434,285
Laboratory Corp. of America Holdings (a)	11,095	2,088,856
Quest Diagnostics, Inc.	15,298	1,751,468
UnitedHealth Group, Inc.	108,247	33,748,167
Universal Health Services, Inc. Class B	8,866	948,839
		65,884,671
Household Products & Wares — 0.4%
Avery Dennison Corp.	9,507	1,215,375
Church & Dwight Co., Inc.	28,170	2,639,811

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
The Clorox Co.	14,377	$3,021,614
Kimberly-Clark Corp.	38,847	5,736,148
		12,612,948
Pharmaceuticals — 5.7%
AbbVie, Inc.	201,025	17,607,780
AmerisourceBergen Corp.	16,742	1,622,635
Becton Dickinson and Co.	33,018	7,682,628
Bristol-Myers Squibb Co.	256,736	15,478,613
Cardinal Health, Inc.	33,325	1,564,609
Cigna Corp.	41,826	7,085,743
CVS Health Corp.	149,069	8,705,629
DexCom, Inc. (a)	10,906	4,495,780
Eli Lilly and Co.	90,426	13,384,856
Johnson & Johnson	299,894	44,648,219
McKesson Corp.	18,474	2,751,333
Merck & Co., Inc.	288,093	23,897,314
Mylan NV (a)	59,006	875,059
Perrigo Co. PLC	15,558	714,268
Pfizer, Inc.	632,961	23,229,669
Zoetis, Inc.	54,122	8,950,155
		182,694,290
		700,398,799
Energy — 2.0%
Oil & Gas — 1.7%
Apache Corp.	43,079	407,958
Cabot Oil & Gas Corp.	45,491	789,724
Chevron Corp.	212,699	15,314,328
Concho Resources, Inc.	22,406	988,553
ConocoPhillips	122,172	4,012,129
Devon Energy Corp.	43,690	413,307
Diamondback Energy, Inc.	18,015	542,612
EOG Resources, Inc.	66,321	2,383,577
Exxon Mobil Corp.	481,621	16,534,049
Hess Corp.	31,137	1,274,437
HollyFrontier Corp.	16,978	334,636
Marathon Oil Corp.	90,233	369,053
Marathon Petroleum Corp.	74,118	2,174,622
Noble Energy, Inc.	55,204	471,994
Occidental Petroleum Corp.	95,354	954,494
Phillips 66	49,742	2,578,625
Pioneer Natural Resources Co.	18,712	1,609,045
Valero Energy Corp.	46,446	2,012,041
		53,165,184
Oil & Gas Services — 0.1%
Baker Hughes Co.	74,768	993,667
Halliburton Co.	100,136	1,206,639
National Oilwell Varco, Inc.	44,323	401,566
Schlumberger NV	158,113	2,460,238

	Number of Shares	Value
TechnipFMC PLC	48,012	$302,956
		5,365,066
Pipelines — 0.2%
Kinder Morgan, Inc.	221,734	2,733,980
ONEOK, Inc.	50,597	1,314,510
The Williams Cos., Inc.	138,231	2,716,239
		6,764,729
		65,294,979
Financial — 13.9%
Banks — 4.0%
Bank of America Corp.	868,465	20,921,322
The Bank of New York Mellon Corp.	92,832	3,187,851
Citigroup, Inc.	237,137	10,222,976
Citizens Financial Group, Inc.	48,618	1,229,063
Comerica, Inc.	15,873	607,142
Fifth Third Bancorp	81,128	1,729,649
First Republic Bank	19,605	2,138,121
The Goldman Sachs Group, Inc.	39,192	7,876,416
Huntington Bancshares, Inc.	115,765	1,061,565
JP Morgan Chase & Co.	347,140	33,419,168
KeyCorp	111,172	1,326,282
M&T Bank Corp.	14,612	1,345,619
Morgan Stanley	136,498	6,599,678
Northern Trust Corp.	23,703	1,848,123
The PNC Financial Services Group, Inc.	48,353	5,314,478
Regions Financial Corp.	109,241	1,259,549
State Street Corp.	40,138	2,381,388
SVB Financial Group (a)	5,896	1,418,695
Truist Financial Corp.	153,501	5,840,713
US Bancorp	156,141	5,597,655
Wells Fargo & Co.	469,298	11,033,196
Zions Bancorp NA	18,708	546,648
		126,905,297
Diversified Financial Services — 3.9%
American Express Co.	74,287	7,447,272
Ameriprise Financial, Inc.	13,699	2,111,153
BlackRock, Inc.	16,153	9,103,023
Capital One Financial Corp.	52,014	3,737,726
Cboe Global Markets, Inc.	12,388	1,086,923
The Charles Schwab Corp.	132,106	4,786,200
CME Group, Inc.	40,849	6,834,446
Discover Financial Services	34,903	2,016,695
Franklin Resources, Inc.	30,469	620,044
Intercontinental Exchange, Inc.	63,929	6,396,097
Invesco Ltd.	42,951	490,071
Mastercard, Inc. Class A	100,620	34,026,665
Nasdaq, Inc.	13,107	1,608,360

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Raymond James Financial, Inc.	13,921	$1,012,892
Synchrony Financial	61,839	1,618,327
T. Rowe Price Group, Inc.	25,855	3,315,128
Visa, Inc. Class A	192,046	38,403,439
The Western Union Co.	46,898	1,005,024
		125,619,485
Insurance — 3.3%
Aflac, Inc.	75,521	2,745,188
The Allstate Corp.	35,575	3,349,030
American International Group, Inc.	98,122	2,701,299
Aon PLC Class A	26,386	5,443,432
Arthur J Gallagher & Co.	21,813	2,303,016
Assurant, Inc.	6,808	825,878
Berkshire Hathaway, Inc. Class B (a)	225,786	48,078,871
Chubb Ltd.	51,413	5,970,077
Cincinnati Financial Corp.	17,040	1,328,609
Everest Re Group Ltd.	4,553	899,400
Globe Life, Inc.	11,176	892,962
The Hartford Financial Services Group, Inc.	40,801	1,503,925
Lincoln National Corp.	20,691	648,249
Loews Corp.	27,153	943,567
Marsh & McLennan Cos., Inc.	57,697	6,617,846
MetLife, Inc.	87,880	3,266,500
Principal Financial Group, Inc.	29,069	1,170,609
The Progressive Corp.	66,680	6,312,596
Prudential Financial, Inc.	44,993	2,857,955
The Travelers Cos., Inc.	28,840	3,120,200
Unum Group	23,223	390,843
W.R. Berkley Corp.	16,018	979,501
Willis Towers Watson PLC	14,678	3,065,060
		105,414,613
Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	38,190	1,793,784
Real Estate Investment Trusts (REITS) — 2.6%
Alexandria Real Estate Equities, Inc.	13,360	2,137,600
American Tower Corp.	50,525	12,213,408
Apartment Investment and Management Co. Class A	16,992	572,970
AvalonBay Communities, Inc.	16,032	2,394,219
Boston Properties, Inc.	16,132	1,295,400
Crown Castle International Corp.	47,803	7,959,199
Digital Realty Trust, Inc.	30,640	4,496,726
Duke Realty Corp.	42,209	1,557,512
Equinix, Inc.	10,087	7,667,431
Equity Residential	39,005	2,002,127
Essex Property Trust, Inc.	7,428	1,491,468
Extra Space Storage, Inc.	14,702	1,572,967

	Number of Shares	Value
Federal Realty Investment Trust	7,840	$575,770
Healthpeak Properties, Inc.	61,318	1,664,784
Host Hotels & Resorts, Inc.	80,468	868,250
Iron Mountain, Inc. (b)	32,854	880,159
Kimco Realty Corp.	49,371	555,917
Mid-America Apartment Communities, Inc.	13,027	1,510,481
Prologis, Inc.	84,150	8,467,173
Public Storage	17,323	3,858,179
Realty Income Corp.	39,302	2,387,597
Regency Centers Corp.	17,969	683,181
SBA Communications Corp.	12,751	4,060,938
Simon Property Group, Inc.	34,843	2,253,645
SL Green Realty Corp. (b)	8,344	386,911
UDR, Inc.	33,655	1,097,490
Ventas, Inc.	42,497	1,783,174
Vornado Realty Trust	17,854	601,858
Welltower, Inc.	47,533	2,618,593
Weyerhaeuser Co.	85,004	2,424,314
		82,039,441
Savings & Loans — 0.0%
People’s United Financial, Inc.	48,460	499,623
		442,272,243
Industrial — 8.1%
Aerospace & Defense — 1.6%
The Boeing Co.	60,436	9,987,653
General Dynamics Corp.	26,473	3,664,657
Howmet Aerospace, Inc.	44,711	747,568
L3 Harris Technologies, Inc.	24,626	4,182,480
Lockheed Martin Corp.	28,020	10,739,506
Northrop Grumman Corp.	17,660	5,571,553
Raytheon Technologies Corp.	174,009	10,012,478
Teledyne Technologies, Inc. (a)	4,199	1,302,572
TransDigm Group, Inc.	6,174	2,933,391
		49,141,858
Building Materials — 0.4%
Carrier Global Corp.	92,742	2,832,341
Fortune Brands Home & Security, Inc.	15,736	1,361,479
Johnson Controls International PLC	84,751	3,462,078
Martin Marietta Materials, Inc.	7,093	1,669,408
Masco Corp.	29,790	1,642,323
Vulcan Materials Co.	15,087	2,044,892
		13,012,521
Electrical Components & Equipment — 0.2%
AMETEK, Inc.	26,156	2,599,907
Emerson Electric Co.	68,069	4,463,284
		7,063,191

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Electronics — 1.3%
Agilent Technologies, Inc.	35,118	$3,544,811
Allegion PLC	10,506	1,039,148
Amphenol Corp. Class A	33,987	3,679,772
FLIR Systems, Inc.	14,935	535,420
Fortive Corp.	38,394	2,926,007
Garmin Ltd.	16,991	1,611,766
Honeywell International, Inc.	79,937	13,158,430
Keysight Technologies, Inc. (a)	21,316	2,105,594
Mettler-Toledo International, Inc. (a)	2,729	2,635,532
PerkinElmer, Inc.	12,736	1,598,495
Roper Technologies, Inc.	11,927	4,712,477
TE Connectivity Ltd.	37,593	3,674,340
Waters Corp. (a)	7,054	1,380,327
		42,602,119
Engineering & Construction — 0.0%
Jacobs Engineering Group, Inc.	14,850	1,377,634
Environmental Controls — 0.3%
Pentair PLC	18,916	865,785
Republic Services, Inc.	23,944	2,235,173
Waste Management, Inc.	44,271	5,010,149
		8,111,107
Hand & Machine Tools — 0.1%
Snap-on, Inc.	6,204	912,794
Stanley Black & Decker, Inc.	18,189	2,950,256
		3,863,050
Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	61,681	9,199,721
Machinery – Diversified — 0.7%
Deere & Co.	35,695	7,911,083
Dover Corp.	16,399	1,776,668
Flowserve Corp.	14,858	405,475
IDEX Corp.	8,605	1,569,638
Ingersoll Rand, Inc. (a)	42,280	1,505,168
Otis Worldwide Corp.	46,370	2,894,415
Rockwell Automation, Inc.	13,209	2,914,962
Westinghouse Air Brake Technologies Corp.	20,376	1,260,867
Xylem, Inc.	20,498	1,724,292
		21,962,568
Miscellaneous - Manufacturing — 1.1%
3M Co.	65,612	10,509,730
A.O. Smith Corp.	15,419	814,123
Eaton Corp. PLC	45,574	4,649,915
General Electric Co.	997,051	6,211,628
Illinois Tool Works, Inc.	32,772	6,331,878
Parker-Hannifin Corp.	14,652	2,964,686

	Number of Shares	Value
Textron, Inc.	25,987	$937,871
Trane Technologies PLC	27,264	3,305,760
		35,725,591
Packaging & Containers — 0.3%
Amcor PLC	178,659	1,974,182
Ball Corp.	37,210	3,092,895
Packaging Corp. of America	10,802	1,177,958
Sealed Air Corp.	17,769	689,615
WestRock Co.	29,593	1,028,061
		7,962,711
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	4,620	650,265
Transportation — 1.8%
C.H. Robinson Worldwide, Inc.	15,364	1,570,047
CSX Corp.	87,144	6,768,475
Expeditors International of Washington, Inc.	19,097	1,728,660
FedEx Corp.	27,456	6,905,733
J.B. Hunt Transport Services, Inc.	9,494	1,199,852
Kansas City Southern	10,747	1,943,380
Norfolk Southern Corp.	29,058	6,218,121
Old Dominion Freight Line, Inc.	10,959	1,982,702
Union Pacific Corp.	77,324	15,222,776
United Parcel Service, Inc. Class B	80,541	13,420,547
		56,960,293
		257,632,629
Technology — 23.7%
Computers — 8.1%
Accenture PLC Class A	72,467	16,376,817
Apple, Inc.	1,831,195	212,070,693
Cognizant Technology Solutions Corp. Class A	61,764	4,287,657
DXC Technology Co.	28,966	517,043
Fortinet, Inc. (a)	15,314	1,804,142
Hewlett Packard Enterprise Co.	146,647	1,374,082
HP, Inc.	156,449	2,970,967
International Business Machines Corp.	101,442	12,342,448
Leidos Holdings, Inc.	15,240	1,358,646
NetApp, Inc.	25,245	1,106,741
Seagate Technology PLC	25,422	1,252,542
Western Digital Corp.	34,459	1,259,477
		256,721,255
Office & Business Equipment — 0.0%
Zebra Technologies Corp. Class A (a)	6,076	1,533,947
Office Equipment/Supplies — 0.0%
Xerox Holdings Corp.	20,381	382,551

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Semiconductors — 5.1%
Advanced Micro Devices, Inc. (a)	133,732	$10,964,687
Analog Devices, Inc.	42,095	4,914,170
Applied Materials, Inc.	104,028	6,184,465
Broadcom, Inc.	45,811	16,689,863
Intel Corp.	484,442	25,084,407
IPG Photonics Corp. (a)	4,055	689,228
KLA Corp.	17,697	3,428,617
Lam Research Corp.	16,588	5,503,069
Maxim Integrated Products, Inc.	30,431	2,057,440
Microchip Technology, Inc.	28,756	2,954,967
Micron Technology, Inc. (a)	126,549	5,942,741
NVIDIA Corp.	70,280	38,036,942
Qorvo, Inc. (a)	13,012	1,678,678
QUALCOMM, Inc.	128,516	15,123,763
Skyworks Solutions, Inc.	19,026	2,768,283
Teradyne, Inc.	18,912	1,502,747
Texas Instruments, Inc.	104,331	14,897,423
Xilinx, Inc.	27,829	2,900,895
		161,322,385
Software — 10.5%
Activision Blizzard, Inc.	87,942	7,118,905
Adobe, Inc. (a)	54,637	26,795,624
Akamai Technologies, Inc. (a)	18,522	2,047,422
ANSYS, Inc. (a)	9,772	3,197,692
Autodesk, Inc. (a)	24,977	5,769,937
Broadridge Financial Solutions, Inc.	13,104	1,729,728
Cadence Design Systems, Inc. (a)	31,756	3,386,142
Cerner Corp.	34,785	2,514,608
Citrix Systems, Inc.	14,071	1,937,717
Electronic Arts, Inc. (a)	32,896	4,289,967
Fidelity National Information Services, Inc.	70,576	10,389,493
Fiserv, Inc. (a)	63,310	6,524,096
Intuit, Inc.	29,821	9,727,908
Jack Henry & Associates, Inc.	8,730	1,419,411
Microsoft Corp.	862,000	181,304,460
MSCI, Inc.	9,527	3,399,043
Oracle Corp.	220,211	13,146,597
Paychex, Inc.	36,493	2,911,047
Paycom Software, Inc. (a)	5,577	1,736,120
salesforce.com, Inc. (a)	103,654	26,050,323
ServiceNow, Inc. (a)	21,847	10,595,795
Synopsys, Inc. (a)	17,287	3,699,072
Take-Two Interactive Software, Inc. (a)	13,024	2,151,825

	Number of Shares	Value
Tyler Technologies, Inc. (a)	4,584	$1,597,799
		333,440,731
		753,400,869
Utilities — 3.0%
Electric — 2.8%
AES Corp.	75,762	1,372,050
Alliant Energy Corp.	28,436	1,468,719
Ameren Corp.	28,144	2,225,628
American Electric Power Co., Inc.	56,515	4,618,971
CenterPoint Energy, Inc.	62,058	1,200,822
CMS Energy Corp.	32,609	2,002,519
Consolidated Edison, Inc.	38,101	2,964,258
Dominion Energy, Inc.	95,696	7,553,285
DTE Energy Co.	21,944	2,524,438
Duke Energy Corp.	83,770	7,418,671
Edison International	43,082	2,190,289
Entergy Corp.	22,805	2,246,977
Evergy, Inc.	25,837	1,313,036
Eversource Energy	39,032	3,261,124
Exelon Corp.	111,002	3,969,432
FirstEnergy Corp.	61,750	1,772,843
NextEra Energy, Inc.	55,774	15,480,631
NRG Energy, Inc.	27,866	856,601
Pinnacle West Capital Corp.	12,840	957,222
PPL Corp.	87,569	2,382,752
Public Service Enterprise Group, Inc.	57,609	3,163,310
Sempra Energy	32,948	3,899,725
The Southern Co.	120,300	6,522,666
WEC Energy Group, Inc.	35,930	3,481,617
Xcel Energy, Inc.	59,840	4,129,558
		88,977,144
Gas — 0.1%
Atmos Energy Corp.	14,051	1,343,135
NiSource, Inc.	43,690	961,180
		2,304,315
Water — 0.1%
American Water Works Co., Inc.	20,640	2,990,323
		94,271,782

TOTAL COMMON STOCK (Cost $1,806,158,149)		3,174,441,676

TOTAL EQUITIES (Cost $1,806,158,149)		3,174,441,676

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 0.1%
Diversified Financial Services — 0.1%
State Street Navigator Securities Lending Prime Portfolio (c)	2,507,873	$2,507,873

TOTAL MUTUAL FUNDS (Cost $2,507,873)		2,507,873

TOTAL LONG-TERM INVESTMENTS (Cost $1,808,666,022)		3,176,949,549
	Principal Amount
SHORT-TERM INVESTMENTS — 0.8%
Repurchase Agreement — 0.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (d)	$17,517,775	17,517,775
U.S. Treasury Bill — 0.2%
U.S. Treasury Bill
0.000% 1/28/21 (e)	7,365,000	7,362,535

TOTAL SHORT-TERM INVESTMENTS (Cost $24,880,097)		24,880,310

TOTAL INVESTMENTS — 100.7% (Cost $1,833,546,119) (f)		3,201,829,859

Other Assets/(Liabilities) — (0.7)%		(22,068,180)

NET ASSETS — 100.0%		$3,179,761,679

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $5,409,068 or 0.17% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $3,084,725 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $17,517,775. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $17,868,177.

(e)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
S&P 500 E Mini Index	12/18/20	159	$26,573,044	$75,356

The accompanying notes are an integral part of the financial statements.

MassMutual Select Equity Opportunities Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 98.5%
COMMON STOCK — 97.7%
Basic Materials — 6.3%
Chemicals — 6.0%
CF Industries Holdings, Inc.	112,800	$3,464,088
DuPont de Nemours, Inc.	120,900	6,707,532
Ecolab, Inc.	68,709	13,730,806
Linde PLC	80,676	19,211,376
		43,113,802
Forest Products & Paper — 0.3%
International Paper Co.	61,400	2,489,156
		45,602,958
Communications — 2.1%
Media — 1.6%
Comcast Corp. Class A	134,800	6,235,848
Fox Corp. Class B (a)	126,500	3,538,205
The Walt Disney Co.	13,900	1,724,712
		11,498,765
Telecommunications — 0.5%
Cisco Systems, Inc.	92,900	3,659,331
		15,158,096
Consumer, Cyclical — 11.9%
Apparel — 4.2%
NIKE, Inc. Class B	238,875	29,988,367
Lodging — 0.3%
Las Vegas Sands Corp.	53,300	2,486,978
Retail — 7.4%
McDonald’s Corp.	135,837	29,814,863
The TJX Cos., Inc.	415,126	23,101,762
		52,916,625
		85,391,970
Consumer, Non-cyclical — 34.8%
Agriculture — 0.6%
Philip Morris International, Inc.	60,250	4,518,148
Beverages — 10.0%
The Coca-Cola Co.	552,300	27,267,051
Diageo PLC	626,528	21,463,720
PepsiCo, Inc.	165,178	22,893,671
		71,624,442
Biotechnology — 0.3%
Gilead Sciences, Inc.	34,300	2,167,417
Cosmetics & Personal Care — 5.1%
Colgate-Palmolive Co.	329,546	25,424,474
The Procter & Gamble Co.	79,184	11,005,784
		36,430,258

	Number of Shares	Value
Foods — 1.0%
Conagra Brands, Inc.	68,200	$2,435,422
Tyson Foods, Inc. Class A	78,400	4,663,232
		7,098,654
Health Care – Products — 6.8%
Baxter International, Inc.	160,093	12,874,679
Danaher Corp.	52,175	11,234,843
Medtronic PLC	239,054	24,842,491
		48,952,013
Health Care – Services — 4.5%
Anthem, Inc.	20,150	5,412,088
UnitedHealth Group, Inc.	86,866	27,082,213
		32,494,301
Household Products & Wares — 0.5%
Kimberly-Clark Corp.	25,600	3,780,096
Pharmaceuticals — 6.0%
AbbVie, Inc.	44,050	3,858,340
Becton Dickinson and Co.	20,300	4,723,404
CVS Health Corp.	82,100	4,794,640
Johnson & Johnson	201,507	30,000,362
		43,376,746
		250,442,075
Energy — 1.7%
Oil & Gas — 1.2%
Occidental Petroleum Corp.	30,000	300,300
TOTAL SE (b)	174,600	5,994,548
TOTAL SE Sponsored ADR	57,800	1,982,540
		8,277,388
Oil & Gas Services — 0.2%
Halliburton Co.	118,000	1,421,900
Pipelines — 0.3%
TC Energy Corp.	58,600	2,462,372
		12,161,660
Financial — 18.4%
Banks — 3.8%
Fifth Third Bancorp	212,400	4,528,368
Morgan Stanley	118,800	5,743,980
The PNC Financial Services Group, Inc.	72,894	8,011,779
State Street Corp.	50,700	3,008,031
Wells Fargo & Co.	264,800	6,225,448
		27,517,606
Diversified Financial Services — 4.7%
American Express Co.	239,411	24,000,953
Visa, Inc. Class A	47,633	9,525,171
		33,526,124

The accompanying notes are an integral part of the financial statements.

MassMutual Select Equity Opportunities Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 6.7%
American International Group, Inc.	153,900	$4,236,867
Chubb Ltd.	215,442	25,017,125
Marsh & McLennan Cos., Inc.	126,201	14,475,255
MetLife, Inc.	120,800	4,490,136
		48,219,383
Real Estate Investment Trusts (REITS) — 3.2%
American Tower Corp.	26,783	6,474,255
Equity Residential	36,900	1,894,077
Public Storage	46,706	10,402,360
SL Green Realty Corp. (b)	40,000	1,854,800
Weyerhaeuser Co.	85,700	2,444,164
		23,069,656
		132,332,769
Industrial — 14.1%
Aerospace & Defense — 5.7%
The Boeing Co.	21,250	3,511,775
L3 Harris Technologies, Inc.	26,050	4,424,332
Lockheed Martin Corp.	41,004	15,716,013
Northrop Grumman Corp.	54,769	17,279,072
		40,931,192
Building Materials — 0.2%
Johnson Controls International PLC	37,900	1,548,215
Machinery – Diversified — 1.7%
Deere & Co.	55,874	12,383,355
Miscellaneous - Manufacturing — 0.7%
General Electric Co.	812,000	5,058,760
Transportation — 5.8%
Canadian National Railway Co.	130,262	13,872,895
Union Pacific Corp.	104,533	20,579,412
United Parcel Service, Inc. Class B	44,100	7,348,383
		41,800,690
		101,722,212
Technology — 6.5%
Computers — 1.8%
Accenture PLC Class A	58,073	13,123,917
Semiconductors — 1.3%
QUALCOMM, Inc.	78,100	9,190,808
Software — 3.4%
Microsoft Corp.	118,162	24,853,014
		47,167,739
Utilities — 1.9%
Electric — 1.5%
Edison International	35,000	1,779,400
Sempra Energy	14,800	1,751,728

	Number of Shares	Value
The Southern Co.	133,500	$7,238,370
		10,769,498
Gas — 0.4%
NiSource, Inc.	123,000	2,706,000
		13,475,498

TOTAL COMMON STOCK (Cost $631,389,862)		703,454,977

PREFERRED STOCK — 0.8%
Consumer, Non-cyclical — 0.1%
Pharmaceuticals — 0.1%
Becton Dickinson and Co. Convertible 6.000% (b)	15,000	789,750
Utilities — 0.7%
Electric — 0.7%
Sempra Energy Convertible 6.000%	36,700	3,613,115
Sempra Energy Convertible 6.750% (b)	2,750	269,528
The Southern Co. Convertible 6.750%	23,100	1,075,074
		4,957,717

TOTAL PREFERRED STOCK (Cost $5,860,935)		5,747,467

TOTAL EQUITIES (Cost $637,250,797)		709,202,444

WARRANTS — 0.0%
Energy — 0.0%
Oil & Gas — 0.0%
Occidental Petroleum Corp., Expires 8/03/27 (a)	6,250	18,750

TOTAL WARRANTS (Cost $30,938)		18,750

MUTUAL FUNDS — 1.0%
Diversified Financial Services — 1.0%
State Street Navigator Securities Lending Prime Portfolio (c)	6,872,020	6,872,020

TOTAL MUTUAL FUNDS (Cost $6,872,020)		6,872,020

TOTAL LONG-TERM INVESTMENTS (Cost $644,153,755)		716,093,214

The accompanying notes are an integral part of the financial statements.

MassMutual Select Equity Opportunities Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 1.5%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	156	$156
	Principal Amount
Repurchase Agreement — 1.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (d)	$11,074,883	11,074,883

TOTAL SHORT-TERM INVESTMENTS (Cost $11,075,039)		11,075,039

TOTAL INVESTMENTS — 101.0% (Cost $655,228,794) (e)		727,168,253

Other Assets/(Liabilities) — (1.0)%		(6,951,994)

NET ASSETS — 100.0%		$720,216,259

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $8,558,321 or 1.19% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $2,041,418 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $11,074,883. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $11,296,459.

(e)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	81.4%
Ireland	8.2%
Switzerland	3.5%
United Kingdom	3.0%
Canada	2.3%
France	1.1%
Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 100.7%
COMMON STOCK — 100.7%
Basic Materials — 1.4%
Chemicals — 1.4%
Celanese Corp.	3,500	$376,075
RPM International, Inc.	6,220	515,265
		891,340
Communications — 6.8%
Internet — 5.7%
CDW Corp.	12,457	1,488,985
Etsy, Inc. (a)	8,028	976,446
Expedia Group, Inc.	3,120	286,073
Zendesk, Inc. (a)	9,180	944,805
		3,696,309
Telecommunications — 1.1%
NICE Systems Ltd. Sponsored ADR (a) (b)	3,040	690,171
		4,386,480
Consumer, Cyclical — 12.9%
Entertainment — 1.6%
Vail Resorts, Inc.	4,824	1,032,191
Food Services — 1.6%
Aramark	40,173	1,062,576
Home Builders — 0.9%
D.R. Horton, Inc.	7,730	584,620
Retail — 8.8%
Burlington Stores, Inc. (a)	7,562	1,558,453
Chipotle Mexican Grill, Inc. (a)	628	781,050
Domino’s Pizza, Inc.	2,662	1,132,095
Lululemon Athletica, Inc. (a)	950	312,901
O’Reilly Automotive, Inc. (a)	1,855	855,303
Ross Stores, Inc.	5,930	553,388
Ulta Beauty, Inc. (a)	2,220	497,236
		5,690,426
		8,369,813
Consumer, Non-cyclical — 30.2%
Biotechnology — 6.6%
Ascendis Pharma A/S ADR (a)	5,100	787,032
BioMarin Pharmaceutical, Inc. (a)	5,500	418,440
Bluebird Bio, Inc. (a)	10,606	572,194
Incyte Corp. (a)	10,644	955,192
Seattle Genetics, Inc. (a)	7,917	1,549,278
		4,282,136
Commercial Services — 9.5%
Avalara, Inc. (a)	5,019	639,120
Bright Horizons Family Solutions, Inc. (a)	8,660	1,316,666

	Number of Shares	Value
CoStar Group, Inc. (a)	655	$555,774
FleetCor Technologies, Inc. (a)	2,890	688,109
Global Payments, Inc.	5,460	969,587
Square, Inc. Class A (a)	2,680	435,634
TransUnion	17,984	1,512,994
		6,117,884
Health Care – Products — 10.0%
ABIOMED, Inc. (a)	2,356	652,753
Align Technology, Inc. (a)	1,570	513,955
The Cooper Cos., Inc.	1,970	664,126
IDEXX Laboratories, Inc. (a)	6,877	2,703,418
Insulet Corp. (a)	1,390	328,860
Masimo Corp. (a)	1,850	436,711
Penumbra, Inc. (a)	2,965	576,337
Steris PLC	3,270	576,141
		6,452,301
Health Care – Services — 3.2%
ICON PLC (a)	8,799	1,681,401
Quest Diagnostics, Inc.	3,490	399,570
		2,080,971
Pharmaceuticals — 0.9%
DexCom, Inc. (a)	1,490	614,223
		19,547,515
Financial — 7.9%
Diversified Financial Services — 3.9%
Hamilton Lane, Inc. Class A	20,404	1,317,894
Tradeweb Markets, Inc. Class A	20,571	1,193,118
		2,511,012
Insurance — 0.7%
Arthur J Gallagher & Co.	4,460	470,887
Real Estate Investment Trusts (REITS) — 3.3%
SBA Communications Corp.	4,936	1,572,018
Sun Communities, Inc.	4,110	577,907
		2,149,925
		5,131,824
Industrial — 15.7%
Aerospace & Defense — 3.0%
Hexcel Corp.	22,604	758,364
Teledyne Technologies, Inc. (a)	1,760	545,970
TransDigm Group, Inc.	1,354	643,312
		1,947,646
Building Materials — 1.2%
Fortune Brands Home & Security, Inc.	9,364	810,173
Electrical Components & Equipment — 0.8%
AMETEK, Inc.	4,980	495,012

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Electronics — 3.4%
Mettler-Toledo International, Inc. (a)	2,258	$2,180,663
Environmental Controls — 0.4%
Waste Connections, Inc.	2,750	285,450
Machinery – Construction & Mining — 2.6%
BWX Technologies, Inc.	29,826	1,679,502
Machinery – Diversified — 1.0%
Rockwell Automation, Inc.	2,860	631,145
Miscellaneous - Manufacturing — 0.9%
Trane Technologies PLC	4,670	566,238
Transportation — 2.4%
J.B. Hunt Transport Services, Inc.	12,252	1,548,408
		10,144,237
Technology — 25.8%
Computers — 2.3%
Cognizant Technology Solutions Corp. Class A	7,840	544,253
Fortinet, Inc. (a)	5,720	673,873
NCR Corp. (a)	11,890	263,245
		1,481,371
Semiconductors — 7.1%
Applied Materials, Inc.	8,870	527,321
KLA Corp.	7,517	1,456,344
Lam Research Corp.	1,260	418,005
Microchip Technology, Inc.	5,930	609,367
Monolithic Power Systems, Inc.	3,867	1,081,252
NXP Semiconductor NV	4,140	516,713
		4,609,002
Software — 16.4%
Dropbox, Inc. Class A (a)	28,900	556,614
Fidelity National Information Services, Inc.	2,620	385,690
Guidewire Software, Inc. (a)	8,224	857,516
HubSpot, Inc. (a)	1,310	382,821
Medallia, Inc. (a) (b)	35,492	973,191
MongoDB, Inc. (a)	1,760	407,458
MSCI, Inc.	1,210	431,704
RingCentral, Inc. Class A (a)	1,080	296,579
Slack Technologies, Inc. Class A (a) (b)	19,196	515,605
Splunk, Inc. (a)	4,980	936,887
SS&C Technologies Holdings, Inc	31,639	1,914,792
Take-Two Interactive Software, Inc. (a)	8,887	1,468,310
Twilio, Inc. Class A (a)	3,050	753,624

	Number of Shares	Value
Tyler Technologies, Inc. (a)	2,030	$707,577
		10,588,368
		16,678,741

TOTAL COMMON STOCK (Cost $56,852,471)		65,149,950

TOTAL EQUITIES (Cost $56,852,471)		65,149,950

MUTUAL FUNDS — 0.1%
Diversified Financial Services — 0.1%
State Street Navigator Securities Lending Prime Portfolio (c)	64,652	64,652

TOTAL MUTUAL FUNDS (Cost $64,652)		64,652

TOTAL LONG-TERM INVESTMENTS (Cost $56,917,123)		65,214,602
	Principal Amount
SHORT-TERM INVESTMENTS — 0.4%
Repurchase Agreement — 0.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (d)	$287,525	287,525

TOTAL SHORT-TERM INVESTMENTS (Cost $287,525)		287,525

TOTAL INVESTMENTS — 101.2% (Cost $57,204,648) (e)		65,502,127

Other Assets/(Liabilities) — (1.2)%		(795,253)

NET ASSETS — 100.0%		$64,706,874

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $1,539,283 or 2.38% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $1,522,946 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $287,525. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $293,358.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 99.7%
COMMON STOCK — 99.7%
Basic Materials — 0.3%
Chemicals — 0.3%
Air Products & Chemicals, Inc.	1,432	$426,536
Linde PLC	31,364	7,468,709
PPG Industries, Inc.	9,456	1,154,388
The Sherwin-Williams Co.	3,890	2,710,319
		11,759,952
Communications — 33.5%
Internet — 31.0%
Alibaba Group Holding Ltd. Sponsored ADR (a)	801,286	235,562,058
Alphabet, Inc. Class A (a)	50,703	74,310,317
Alphabet, Inc. Class C (a)	101,436	149,070,346
Amazon.com, Inc. (a)	131,359	413,614,024
Booking Holdings, Inc. (a)	11,441	19,571,890
Etsy, Inc. (a)	26,962	3,279,388
Facebook, Inc. Class A (a)	1,013,294	265,381,699
GoodRx Holdings, Inc. Class A (a)	12,483	694,055
Match Group, Inc. (a)	170,693	18,887,180
Netflix, Inc. (a)	111,874	55,940,356
Shopify, Inc. Class A (a)	3,606	3,688,830
Snap, Inc. Class A (a)	138,746	3,622,658
Spotify Technology SA (a)	45,557	11,050,761
Tencent Holdings Ltd.	921,200	61,345,815
Trip.com Group Ltd. ADR (a)	24,267	755,674
Wix.com Ltd. (a)	46,182	11,769,483
		1,328,544,534
Media — 1.7%
Charter Communications, Inc. Class A (a)	5,948	3,713,574
FactSet Research Systems, Inc.	100,207	33,557,320
The Walt Disney Co.	302,310	37,510,625
		74,781,519
Telecommunications — 0.8%
Cisco Systems, Inc.	839,006	33,048,447
		1,436,374,500
Consumer, Cyclical — 4.2%
Airlines — 0.0%
United Airlines Holdings, Inc. (a)	1,012	35,167
Apparel — 0.3%
NIKE, Inc. Class B	94,673	11,885,249
Auto Manufacturers — 0.0%
Tesla, Inc. (a)	1,700	729,317
Auto Parts & Equipment — 0.0%
Aptiv PLC	14,577	1,336,419

	Number of Shares	Value
Lodging — 0.1%
Hilton Worldwide Holdings, Inc.	5,534	$472,161
Marriott International, Inc. Class A	16,002	1,481,465
		1,953,626
Retail — 3.8%
Carvana Co. (a)	5,300	1,182,218
Chipotle Mexican Grill, Inc. (a)	11,422	14,205,655
Dollar General Corp.	143,769	30,136,858
Dollar Tree, Inc. (a)	2,135	195,011
Domino’s Pizza, Inc.	3,000	1,275,840
Lowe’s Cos., Inc.	11,588	1,921,986
Lululemon Athletica, Inc. (a)	47,808	15,746,521
McDonald’s Corp.	5,900	1,294,991
Ross Stores, Inc.	150,046	14,002,293
Starbucks Corp.	411,426	35,349,722
The TJX Cos., Inc.	20,290	1,129,138
Yum China Holdings, Inc.	338,284	17,912,138
Yum! Brands, Inc.	323,425	29,528,702
		163,881,073
		179,820,851
Consumer, Non-cyclical — 19.5%
Beverages — 1.6%
Monster Beverage Corp. (a)	870,010	69,774,802
Biotechnology — 3.7%
Exact Sciences Corp. (a) (b)	43,813	4,466,735
Illumina, Inc. (a)	131,347	40,596,731
Incyte Corp. (a)	111,530	10,008,702
Regeneron Pharmaceuticals, Inc. (a)	112,182	62,797,240
Seattle Genetics, Inc. (a)	11,418	2,234,389
Vertex Pharmaceuticals, Inc. (a)	135,852	36,968,046
		157,071,843
Commercial Services — 4.1%
Ant International Co. Ltd., Class C (Acquired 6/07/18, Cost $3,358,253) (a) (c) (d) (e)	598,619	5,411,516
Automatic Data Processing, Inc.	90,729	12,655,788
Cintas Corp.	25,616	8,525,773
CoStar Group, Inc. (a)	19,967	16,942,199
Equifax, Inc.	54,950	8,621,655
Global Payments, Inc.	239,217	42,480,155
IHS Markit Ltd.	9,173	720,172
PayPal Holdings, Inc. (a)	317,268	62,511,314
S&P Global, Inc.	49,244	17,757,387
		175,625,959
Cosmetics & Personal Care — 0.7%
Colgate-Palmolive Co.	395,664	30,525,478
Health Care – Products — 4.0%
Align Technology, Inc. (a)	2,131	697,604

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Danaher Corp.	152,228	$32,779,255
Edwards Lifesciences Corp. (a)	5,340	426,239
Intuitive Surgical, Inc. (a)	86,132	61,114,099
Stryker Corp.	143,511	29,903,387
Thermo Fisher Scientific, Inc.	66,136	29,200,367
Varian Medical Systems, Inc. (a)	93,030	16,001,160
		170,122,111
Health Care – Services — 2.0%
Anthem, Inc.	64,833	17,413,495
Centene Corp. (a)	223,675	13,046,963
HCA Healthcare, Inc.	29,490	3,676,813
Humana, Inc.	15,611	6,461,237
PPD, Inc. (a)	55,823	2,064,893
UnitedHealth Group, Inc.	141,607	44,148,814
		86,812,215
Pharmaceuticals — 3.4%
AbbVie, Inc.	4,593	402,301
Becton Dickinson and Co.	3,030	705,020
Cigna Corp.	160,543	27,197,590
Novartis AG Sponsored ADR	399,814	34,767,825
Novo Nordisk A/S Sponsored ADR (b)	270,818	18,802,894
Roche Holding AG Sponsored ADR	1,359,308	58,191,976
Zoetis, Inc.	49,787	8,233,276
		148,300,882
		838,233,290
Energy — 0.3%
Oil & Gas — 0.0%
Pioneer Natural Resources Co.	7,181	617,494
Oil & Gas Services — 0.3%
Schlumberger NV	702,957	10,938,011
		11,555,505
Financial — 7.5%
Banks — 0.4%
The Goldman Sachs Group, Inc.	58,247	11,705,899
Morgan Stanley	135,851	6,568,396
State Street Corp.	14,554	863,489
		19,137,784
Diversified Financial Services — 6.7%
The Charles Schwab Corp.	66,616	2,413,498
Intercontinental Exchange, Inc.	90,080	9,012,504
Mastercard, Inc. Class A	189,515	64,088,287
SEI Investments Co.	565,272	28,670,596
Visa, Inc. Class A	913,539	182,680,394
		286,865,279
Insurance — 0.4%
Chubb Ltd.	3,694	428,947

	Number of Shares	Value
Marsh & McLennan Cos., Inc.	37,725	$4,327,058
Willis Towers Watson PLC	53,589	11,190,455
		15,946,460
		321,949,523
Industrial — 5.2%
Aerospace & Defense — 1.4%
The Boeing Co.	349,118	57,695,241
L3 Harris Technologies, Inc.	2,197	373,138
Northrop Grumman Corp.	1,420	447,996
		58,516,375
Building Materials — 0.0%
Johnson Controls International PLC	45,605	1,862,964
Electronics — 0.5%
Agilent Technologies, Inc.	5,581	563,346
Fortive Corp.	77,679	5,919,917
Honeywell International, Inc.	2,123	349,467
Roper Technologies, Inc.	33,629	13,287,154
TE Connectivity Ltd.	34,549	3,376,819
		23,496,703
Machinery – Diversified — 1.7%
Deere & Co.	325,037	72,037,950
Miscellaneous - Manufacturing — 0.0%
Parker-Hannifin Corp.	5,578	1,128,653
Transportation — 1.6%
Canadian Pacific Railway Ltd.	12,357	3,761,841
Expeditors International of Washington, Inc.	545,026	49,335,754
Kansas City Southern	11,736	2,122,221
Norfolk Southern Corp.	17,329	3,708,233
Union Pacific Corp.	42,252	8,318,151
		67,246,200
		224,288,845
Technology — 29.2%
Computers — 2.6%
Apple, Inc.	963,200	111,548,192
Semiconductors — 6.0%
Advanced Micro Devices, Inc. (a)	239,906	19,669,893
Applied Materials, Inc.	64,323	3,824,002
KLA Corp.	4,731	916,584
Lam Research Corp.	9,266	3,073,996
Marvell Technology Group Ltd.	425,557	16,894,613
Maxim Integrated Products, Inc.	74,564	5,041,272
NVIDIA Corp.	271,161	146,757,756
QUALCOMM, Inc.	497,565	58,553,449
Texas Instruments, Inc.	32,785	4,681,370
		259,412,935

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 20.6%
Atlassian Corp. PLC Class A (a)	29,535	$5,369,168
Autodesk, Inc. (a)	378,904	87,530,613
Cerner Corp.	459,789	33,238,147
Coupa Software, Inc. (a)	7,669	2,103,147
DocuSign, Inc. (a)	58,882	12,673,762
Electronic Arts, Inc. (a)	5,954	776,461
Fidelity National Information Services, Inc.	246,547	36,294,184
Fiserv, Inc. (a)	262,143	27,013,836
Intuit, Inc.	141,792	46,253,968
Microsoft Corp.	952,919	200,427,453
MSCI, Inc.	9,711	3,464,691
Oracle Corp.	1,325,142	79,110,977
Paycom Software, Inc. (a)	14,236	4,431,667
salesforce.com, Inc. (a)	618,751	155,504,501
Sea Ltd. (a)	146,913	22,630,479
ServiceNow, Inc. (a)	122,195	59,264,575
Snowflake, Inc. Class A (a) (b)	6,361	1,596,611
Splunk, Inc. (a)	105,677	19,881,014
Synopsys, Inc. (a)	76,349	16,337,159
Twilio, Inc. Class A (a)	6,725	1,661,680
Veeva Systems, Inc. Class A (a)	29,995	8,434,294
Workday, Inc. Class A (a)	234,180	50,379,143
Zoom Video Communications, Inc. Class A (a)	22,046	10,364,045
		884,741,575
		1,255,702,702
Utilities — 0.0%
Electric — 0.0%
Sempra Energy	9,336	1,105,009

TOTAL COMMON STOCK (Cost $2,394,361,062)		4,280,790,177

TOTAL EQUITIES (Cost $2,394,361,062)		4,280,790,177

MUTUAL FUNDS — 0.1%
Diversified Financial Services — 0.1%
State Street Navigator Securities Lending Prime Portfolio (f)	1,613,606	1,613,606

TOTAL MUTUAL FUNDS (Cost $1,613,606)		1,613,606

TOTAL LONG-TERM INVESTMENTS (Cost $2,395,974,668)		4,282,403,783

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 0.3%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	1,075	$1,075
	Principal Amount
Repurchase Agreement — 0.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (g)	$13,263,282	13,263,282

TOTAL SHORT-TERM INVESTMENTS (Cost $13,264,357)		13,264,357

TOTAL INVESTMENTS — 100.1% (Cost $2,409,239,025) (h)		4,295,668,140

Other Assets/(Liabilities) — (0.1)%		(3,192,219)

NET ASSETS — 100.0%		$4,292,475,921

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $3,686,014 or 0.09% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $2,151,303 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Investment was valued using significant unobservable inputs.
(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2020, these securities amounted to a value of $5,411,516 or 0.13% of net assets.

(e)

Restricted security. Certain securities are restricted as to resale. At September 30, 2020, these securities amounted to a value of $5,411,516 or 0.13% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(f)	Represents investment of security lending cash collateral. (Note 2).
(g)

Maturity value of $13,263,282. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $13,528,586.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	87.5%
Cayman Islands	7.4%
Switzerland	2.3%
Ireland	0.5%
Denmark	0.4%
Bermuda	0.4%
Israel	0.3%
Luxembourg	0.3%
Netherlands	0.3%
Canada	0.2%
United Kingdom	0.2%
Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 98.0%
COMMON STOCK — 98.0%
Communications — 29.8%
Internet — 26.4%
Alphabet, Inc. Class A (a)	8,190	$12,003,265
Amazon.com, Inc. (a)	11,517	36,263,923
Facebook, Inc. Class A (a)	34,607	9,063,573
Match Group, Inc. (a)	190,542	21,083,472
Netflix, Inc. (a)	54,848	27,425,646
Uber Technologies, Inc. (a)	396,966	14,481,320
Wix.com Ltd. (a)	17,100	4,357,935
Zillow Group, Inc. Class C (a) (b)	61,600	6,257,944
		130,937,078
Media — 3.4%
Charter Communications, Inc. Class A (a)	26,771	16,714,206
		147,651,284
Consumer, Cyclical — 4.7%
Apparel — 1.7%
NIKE, Inc. Class B	66,439	8,340,752
Entertainment — 0.8%
Warner Music Group Corp. Class A	144,713	4,159,052
Retail — 2.2%
Floor & Decor Holdings, Inc. Class A (a)	77,300	5,782,040
Starbucks Corp.	62,006	5,327,555
		11,109,595
		23,609,399
Consumer, Non-cyclical — 20.7%
Beverages — 0.6%
Monster Beverage Corp. (a)	34,328	2,753,106
Biotechnology — 2.7%
Illumina, Inc. (a)	35,466	10,961,831
Mirati Therapeutics, Inc. (a)	15,950	2,648,498
		13,610,329
Commercial Services — 6.9%
CoStar Group, Inc. (a)	9,850	8,357,824
PayPal Holdings, Inc. (a)	51,006	10,049,712
Square, Inc. Class A (a)	98,309	15,980,128
		34,387,664

	Number of Shares	Value
Foods — 0.8%
Grocery Outlet Holding Corp. (a)	96,000	$3,774,720
Health Care – Products — 5.1%
Align Technology, Inc. (a)	19,872	6,505,298
Edwards Lifesciences Corp. (a)	142,954	11,410,588
Intuitive Surgical, Inc. (a)	10,343	7,338,772
		25,254,658
Health Care – Services — 1.4%
IQVIA Holdings, Inc. (a)	44,024	6,939,503
Pharmaceuticals — 3.2%
DexCom, Inc. (a)	9,275	3,823,433
Sarepta Therapeutics, Inc. (a)	21,705	3,048,033
Zoetis, Inc.	55,424	9,165,467
		16,036,933
		102,756,913
Financial — 9.3%
Diversified Financial Services — 7.9%
Mastercard, Inc. Class A	31,637	10,698,684
Visa, Inc. Class A (b)	141,702	28,336,149
		39,034,833
Private Equity — 1.4%
KKR & Co., Inc. Class A	202,790	6,963,809
		45,998,642
Industrial — 2.8%
Environmental Controls — 1.5%
Waste Management, Inc.	64,970	7,352,655
Packaging & Containers — 1.3%
Ball Corp.	78,571	6,530,821
		13,883,476
Technology — 30.7%
Software — 30.7%
Adobe, Inc. (a)	35,464	17,392,610
Atlassian Corp. PLC Class A (a)	24,100	4,381,139
Autodesk, Inc. (a)	30,739	7,101,016
Coupa Software, Inc. (a)	35,258	9,669,154
Intuit, Inc.	27,725	9,044,172
Microsoft Corp.	138,647	29,161,623
Paycom Software, Inc. (a)	23,113	7,195,077
Sea Ltd. (a)	135,400	20,857,016
ServiceNow, Inc. (a)	55,326	26,833,110
Snowflake, Inc. Class A (a) (b)	10,759	2,700,509

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Twilio, Inc. Class A (a)	72,252	$17,852,747
		152,188,173

TOTAL COMMON STOCK (Cost $290,310,489)		486,087,887

TOTAL EQUITIES (Cost $290,310,489)		486,087,887

MUTUAL FUNDS — 0.6%
Diversified Financial Services — 0.6%
State Street Navigator Securities Lending Prime Portfolio (c)	2,729,319	2,729,319

TOTAL MUTUAL FUNDS (Cost $2,729,319)		2,729,319

TOTAL LONG-TERM INVESTMENTS (Cost $293,039,808)		488,817,206
	Principal Amount
SHORT-TERM INVESTMENTS — 2.3%
Repurchase Agreement — 2.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (d)	$11,492,652	11,492,652

TOTAL SHORT-TERM INVESTMENTS (Cost $11,492,652)		11,492,652

TOTAL INVESTMENTS — 100.9% (Cost $304,532,460) (e)		500,309,858

Other Assets/(Liabilities) — (0.9)%		(4,492,937)

NET ASSETS — 100.0%		$495,816,921

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $19,908,909 or 4.02% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $17,541,119 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $11,492,652. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $11,722,541.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 94.9%
COMMON STOCK — 94.9%
Basic Materials — 1.3%
Forest Products & Paper — 1.3%
Mondi PLC	62,813	$1,321,930
Communications — 3.6%
Internet — 1.4%
F5 Networks, Inc. (a)	11,870	1,457,280
Media — 1.2%
Fox Corp. Class B (a)	43,008	1,202,934
Telecommunications — 1.0%
Rogers Communications, Inc. Class B	27,531	1,092,101
		3,752,315
Consumer, Cyclical — 11.6%
Airlines — 1.5%
Southwest Airlines Co.	39,984	1,499,400
Auto Manufacturers — 2.8%
Cummins, Inc.	3,557	751,096
Honda Motor Co. Ltd. Sponsored ADR (b)	39,824	943,829
PACCAR, Inc.	14,228	1,213,364
		2,908,289
Auto Parts & Equipment — 1.5%
Aptiv PLC	9,202	843,640
BorgWarner, Inc.	18,168	703,828
		1,547,468
Food Services — 1.0%
Sodexo SA	14,783	1,052,741
Retail — 4.3%
Advance Auto Parts, Inc.	10,754	1,650,739
Genuine Parts Co.	14,755	1,404,233
MSC Industrial Direct Co., Inc. Class A	22,746	1,439,367
		4,494,339
Textiles — 0.5%
Mohawk Industries, Inc. (a)	5,409	527,864
		12,030,101
Consumer, Non-cyclical — 22.3%
Commercial Services — 0.4%
Euronet Worldwide, Inc. (a)	4,371	398,198
Foods — 8.4%
Conagra Brands, Inc.	43,891	1,567,348
The J.M. Smucker Co.	13,818	1,596,256
Kellogg Co.	16,609	1,072,775
Koninklijke Ahold Delhaize NV	56,944	1,685,293
Mondelez International, Inc. Class A	10,903	626,377
Orkla ASA	96,693	978,547

	Number of Shares	Value
Sysco Corp.	18,629	$1,159,097
		8,685,693
Health Care – Products — 6.4%
Envista Holdings Corp. (a)	65,475	1,615,923
Henry Schein, Inc. (a)	19,946	1,172,426
Hologic, Inc. (a)	11,277	749,582
Zimmer Biomet Holdings, Inc.	22,767	3,099,499
		6,637,430
Health Care – Services — 3.4%
Quest Diagnostics, Inc.	15,007	1,718,151
Universal Health Services, Inc. Class B	16,989	1,818,163
		3,536,314
Household Products & Wares — 0.4%
Kimberly-Clark Corp.	3,100	457,746
Pharmaceuticals — 3.3%
Becton Dickinson and Co.	3,359	781,572
Cardinal Health, Inc.	25,883	1,215,207
McKesson Corp.	10,026	1,493,172
		3,489,951
		23,205,332
Energy — 2.3%
Oil & Gas — 2.1%
Cimarex Energy Co.	10,268	249,820
ConocoPhillips	33,152	1,088,712
Noble Energy, Inc.	90,887	777,084
		2,115,616
Oil & Gas Services — 0.2%
Baker Hughes Co.	18,185	241,678
		2,357,294
Financial — 18.9%
Banks — 7.0%
The Bank of New York Mellon Corp.	22,847	784,566
Commerce Bancshares, Inc.	21,074	1,186,255
Northern Trust Corp.	38,471	2,999,584
State Street Corp.	9,963	591,105
Truist Financial Corp.	25,623	974,955
Westamerica Bancorp.	14,105	766,607
		7,303,072
Diversified Financial Services — 2.9%
Ameriprise Financial, Inc.	8,631	1,330,124
The Charles Schwab Corp.	22,644	820,392
T. Rowe Price Group, Inc.	6,827	875,358
		3,025,874
Insurance — 5.2%
Aflac, Inc.	26,917	978,433

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Arthur J Gallagher & Co.	8,144	$859,843
Brown & Brown, Inc.	4,773	216,074
Chubb Ltd.	20,855	2,421,683
Reinsurance Group of America, Inc.	9,654	918,964
		5,394,997
Real Estate Investment Trusts (REITS) — 3.2%
Healthpeak Properties, Inc.	21,631	587,282
MGM Growth Properties LLC Class A	30,199	844,968
Piedmont Office Realty Trust, Inc. Class A	19,356	262,661
Welltower, Inc.	9,800	539,882
Weyerhaeuser Co.	36,774	1,048,794
		3,283,587
Savings & Loans — 0.6%
Capitol Federal Financial, Inc.	67,970	629,742
		19,637,272
Industrial — 20.9%
Aerospace & Defense — 1.9%
BAE Systems PLC	157,852	976,393
General Dynamics Corp.	7,327	1,014,277
		1,990,670
Building Materials — 1.8%
Johnson Controls International PLC	46,142	1,884,901
Electrical Components & Equipment — 2.3%
Emerson Electric Co.	36,422	2,388,190
Electronics — 4.8%
Hubbell, Inc.	14,322	1,959,822
nVent Electric PLC	92,749	1,640,730
TE Connectivity Ltd.	13,967	1,365,135
		4,965,687
Environmental Controls — 1.7%
Republic Services, Inc.	18,893	1,763,662
Hand & Machine Tools — 0.5%
Lincoln Electric Holdings, Inc.	5,062	465,906
Machinery – Construction & Mining — 0.8%
Oshkosh Corp.	11,876	872,886
Miscellaneous - Manufacturing — 1.9%
IMI PLC	76,999	1,037,483
Textron, Inc.	24,836	896,331
		1,933,814
Packaging & Containers — 3.4%
Graphic Packaging Holding Co.	47,708	672,205
Packaging Corp. of America	12,716	1,386,680
Sonoco Products Co.	29,714	1,517,494
		3,576,379

	Number of Shares	Value
Transportation — 1.8%
Heartland Express, Inc.	47,423	$882,068
Norfolk Southern Corp.	4,501	963,169
		1,845,237
		21,687,332
Technology — 5.7%
Computers — 1.1%
HP, Inc.	62,844	1,193,408
Semiconductors — 2.7%
Applied Materials, Inc.	25,298	1,503,966
Maxim Integrated Products, Inc.	12,233	827,073
Microchip Technology, Inc.	4,134	424,810
		2,755,849
Software — 1.9%
Cerner Corp.	20,133	1,455,415
Open Text Corp.	11,398	481,451
		1,936,866
		5,886,123
Utilities — 8.3%
Electric — 6.6%
Ameren Corp.	7,425	587,169
Edison International	27,645	1,405,472
Evergy, Inc.	14,462	734,959
Eversource Energy	3,279	273,960
NorthWestern Corp.	26,008	1,265,029
Pinnacle West Capital Corp.	23,305	1,737,388
Xcel Energy, Inc.	12,531	864,764
		6,868,741
Gas — 1.7%
Atmos Energy Corp.	10,207	975,687
Spire, Inc.	14,285	759,962
		1,735,649
		8,604,390

TOTAL COMMON STOCK (Cost $98,016,585)		98,482,089

TOTAL EQUITIES (Cost $98,016,585)		98,482,089

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 2.3%
Diversified Financial Services — 2.3%
iShares Russell Mid-Cap Value ETF (b)	27,453	$2,219,301
State Street Navigator Securities Lending Prime Portfolio (c)	115,500	115,500
		2,334,801

TOTAL MUTUAL FUNDS (Cost $2,198,289)		2,334,801

TOTAL LONG-TERM INVESTMENTS (Cost $100,214,874)		100,816,890
	Principal Amount
SHORT-TERM INVESTMENTS — 2.5%
Repurchase Agreement — 2.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (d)	$2,629,155	2,629,155

TOTAL SHORT-TERM INVESTMENTS (Cost $2,629,155)		2,629,155

TOTAL INVESTMENTS — 99.7% (Cost $102,844,029) (e)		103,446,045

Other Assets/(Liabilities) — 0.3%		315,275

NET ASSETS — 100.0%		$103,761,320

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $1,047,549 or 1.01% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $940,326 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $2,629,155. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $2,681,777.

(e)	See Note 6 for aggregate cost for federal tax purposes.

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.	12/30/20	USD	577,688	JPY	60,606,700	$2,251
Credit Suisse International	12/31/20	USD	2,390,462	EUR	2,036,409	(2,233)
Goldman Sachs & Co.	12/30/20	USD	822,019	NOK	7,686,320	(2,278)
JP Morgan Chase Bank N.A.	12/31/20	USD	2,810,110	GBP	2,205,615	(37,788)
Morgan Stanley & Co. LLC	12/31/20	USD	930,344	CAD	1,240,272	(1,558)
						$(41,606)

Currency Legend

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 97.1%
COMMON STOCK — 97.1%
Basic Materials — 5.4%
Chemicals — 3.6%
Element Solutions, Inc. (a)	54,390	$571,639
Ingevity Corp. (a)	3,500	173,040
Orion Engineered Carbons SA	46,620	583,216
Rogers Corp. (a)	9,088	891,169
Stepan Co.	4,600	501,400
		2,720,464
Forest Products & Paper — 0.7%
Neenah, Inc.	13,110	491,232
Iron & Steel — 1.0%
Allegheny Technologies, Inc. (a)	87,478	762,808
Mining — 0.1%
Ferroglobe PLC (a)	86,396	57,799
Ferroglobe Representation & Warranty Insurance Trust (a) (b) (c)	234,800	—
		57,799
		4,032,303
Communications — 1.4%
Telecommunications — 1.4%
Ciena Corp. (a)	19,831	787,092
Infinera Corp. (a)	45,484	280,182
		1,067,274
		1,067,274
Consumer, Cyclical — 9.7%
Apparel — 0.8%
Kontoor Brands, Inc.	24,280	587,576
Auto Parts & Equipment — 4.5%
Adient PLC (a)	72,688	1,259,683
American Axle & Manufacturing Holdings, Inc. (a)	140,472	810,524
Cooper Tire & Rubber Co.	15,410	488,497
Gentherm, Inc. (a)	20,496	838,286
		3,396,990
Food Services — 1.0%
Aramark	29,750	786,887
Home Builders — 1.0%
TRI Pointe Group, Inc. (a)	41,840	758,978
Home Furnishing — 1.4%
Whirlpool Corp.	5,637	1,036,588
Lodging — 0.6%
Wyndham Hotels & Resorts, Inc.	8,950	451,975

	Number of Shares	Value
Textiles — 0.4%
UniFirst Corp.	1,600	$302,992
		7,321,986
Consumer, Non-cyclical — 12.6%
Agriculture — 1.4%
Darling Ingredients, Inc. (a)	29,009	1,045,194
Beverages — 0.5%
C&C Group PLC	134,326	339,219
Commercial Services — 3.8%
AMN Healthcare Services, Inc. (a)	3,250	189,995
BrightView Holdings, Inc. (a)	37,120	423,168
CBIZ, Inc. (a)	16,940	387,418
Forrester Research, Inc. (a)	12,057	395,349
Huron Consulting Group, Inc. (a)	17,080	671,756
ICF International, Inc.	7,490	460,860
Monro, Inc.	7,800	316,446
		2,844,992
Foods — 2.4%
Cranswick PLC	13,904	649,707
Post Holdings, Inc. (a)	5,180	445,480
SunOpta, Inc. (a) (d)	93,314	692,390
		1,787,577
Health Care – Products — 1.0%
Invacare Corp.	28,972	217,869
Lantheus Holdings, Inc. (a)	32,570	412,662
Natus Medical, Inc. (a)	8,070	138,239
		768,770
Health Care – Services — 1.1%
Encompass Health Corp.	13,274	862,545
Household Products & Wares — 2.4%
Acco Brands Corp.	73,760	427,808
Helen of Troy Ltd. (a)	2,220	429,614
Spectrum Brands Holdings, Inc.	16,830	962,003
		1,819,425
		9,467,722
Energy — 1.0%
Oil & Gas — 0.6%
Kosmos Energy Ltd.	129,460	126,301
Magnolia Oil & Gas Corp. Class A (a)	56,980	294,587
		420,888
Oil & Gas Services — 0.4%
Thermon Group Holdings, Inc. (a)	29,110	326,905
		747,793
Financial — 23.2%
Banks — 8.9%
1st Source Corp.	9,130	281,569

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Atlantic Union Bankshares Corp.	17,630	$376,753
First Midwest Bancorp, Inc.	29,970	323,077
Great Western Bancorp, Inc.	21,660	269,667
Hancock Whitney Corp.	20,460	384,853
International Bancshares Corp.	19,980	520,679
OFG Bancorp	70,276	875,639
Prosperity Bancshares, Inc.	18,672	967,770
Synovus Financial Corp.	20,350	430,809
Texas Capital Bancshares, Inc. (a)	35,241	1,097,052
Umpqua Holdings Corp.	81,593	866,518
Webster Financial Corp.	12,710	335,671
		6,730,057
Diversified Financial Services — 1.5%
PRA Group, Inc. (a)	28,221	1,127,429
Insurance — 6.3%
Alleghany Corp.	1,678	873,315
Argo Group International Holdings Ltd.	4,100	141,163
Assured Guaranty Ltd.	14,500	311,460
Kemper Corp.	11,350	758,521
MGIC Investment Corp.	139,258	1,233,826
Reinsurance Group of America, Inc.	5,680	540,679
White Mountains Insurance Group Ltd.	1,080	841,320
		4,700,284
Real Estate — 0.6%
Alexander & Baldwin, Inc.	38,840	435,396
Real Estate Investment Trusts (REITS) — 4.8%
Brandywine Realty Trust	54,060	558,980
Corporate Office Properties Trust	27,220	645,659
Lexington Realty Trust	36,300	379,335
Physicians Realty Trust	44,290	793,234
Piedmont Office Realty Trust, Inc. Class A	14,060	190,794
PotlatchDeltic Corp.	14,503	610,576
RPT Realty	78,080	424,755
		3,603,333
Savings & Loans — 1.1%
Banc of California, Inc.	45,330	458,740
Northwest Bancshares, Inc.	41,790	384,468
		843,208
		17,439,707
Industrial — 32.1%
Aerospace & Defense — 0.7%
Hexcel Corp.	11,300	379,115
Park Aerospace Corp.	13,495	147,365
		526,480

	Number of Shares	Value
Building Materials — 4.4%
American Woodmark Corp. (a)	9,350	$734,349
Apogee Enterprises, Inc.	37,494	801,247
Gibraltar Industries, Inc. (a)	15,102	983,744
Louisiana-Pacific Corp.	6,510	192,110
Tyman PLC	213,108	610,438
		3,321,888
Electrical Components & Equipment — 1.7%
Belden, Inc.	21,110	656,943
Encore Wire Corp.	13,875	644,078
		1,301,021
Electronics — 3.4%
Coherent, Inc. (a)	4,430	491,420
FARO Technologies, Inc. (a)	16,493	1,005,743
II-VI, Inc. (a) (d)	26,318	1,067,458
		2,564,621
Engineering & Construction — 3.2%
Primoris Services Corp.	64,498	1,163,544
WillScot Mobile Mini Holdings Corp. (a)	75,955	1,266,929
		2,430,473
Environmental Controls — 1.8%
Clean Harbors, Inc. (a)	8,980	503,149
Harsco Corp. (a)	59,943	833,807
		1,336,956
Hand & Machine Tools — 3.4%
Colfax Corp. (a)	35,128	1,101,614
Kennametal, Inc.	33,624	973,079
Luxfer Holdings PLC	38,502	483,200
		2,557,893
Machinery – Diversified — 0.4%
Albany International Corp. Class A	6,330	313,398
Metal Fabricate & Hardware — 1.9%
Mueller Industries, Inc.	27,780	751,727
Valmont Industries, Inc.	5,350	664,363
		1,416,090
Miscellaneous - Manufacturing — 3.2%
Enerpac Tool Group Corp.	43,822	824,292
ESCO Technologies, Inc.	3,430	276,321
Federal Signal Corp.	26,429	773,048
Materion Corp.	10,528	547,772
		2,421,433
Packaging & Containers — 2.4%
Sealed Air Corp.	21,930	851,103
TriMas Corp. (a)	40,100	914,280
		1,765,383

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Transportation — 3.3%
Air Transport Services Group, Inc. (a)	37,858	$948,722
Bristow Group, Inc. (a)	5,239	111,329
Dorian LPG Ltd. (a)	27,857	223,135
Forward Air Corp.	2,940	168,697
Saia, Inc. (a)	3,810	480,593
Scorpio Tankers, Inc. (d)	9,162	101,423
SEACOR Holdings, Inc. (a)	13,660	397,233
		2,431,132
Trucking & Leasing — 2.3%
GATX Corp. (d)	8,790	560,363
The Greenbrier Cos., Inc.	40,171	1,181,027
		1,741,390
		24,128,158
Technology — 9.3%
Computers — 1.1%
Exlservice Holdings, Inc. (a)	4,790	315,996
WNS Holdings Ltd. ADR (a)	8,340	533,427
		849,423
Semiconductors — 6.5%
Brooks Automation, Inc.	25,630	1,185,644
Cohu, Inc.	47,819	821,530
CTS Corp.	23,370	514,841
Diodes, Inc. (a)	17,225	972,351
Onto Innovation, Inc. (a)	25,688	764,989
Photronics, Inc. (a)	59,648	594,094
		4,853,449
Software — 1.7%
Allscripts Healthcare Solutions, Inc. (a)	61,230	498,412
CDK Global, Inc.	17,220	750,620
		1,249,032
		6,951,904
Utilities — 2.4%
Electric — 0.5%
Portland General Electric Co.	10,400	369,200
Gas — 1.9%
New Jersey Resources Corp.	14,800	399,896
Spire, Inc.	6,050	321,860

	Number of Shares	Value
UGI Corp.	21,545	$710,554
		1,432,310
		1,801,510

TOTAL COMMON STOCK (Cost $79,444,785)		72,958,357

TOTAL EQUITIES (Cost $79,444,785)		72,958,357

MUTUAL FUNDS — 0.9%
Diversified Financial Services — 0.9%
State Street Navigator Securities Lending Prime Portfolio (e)	687,309	687,309

TOTAL MUTUAL FUNDS (Cost $687,309)		687,309

TOTAL LONG-TERM INVESTMENTS (Cost $80,132,094)		73,645,666
	Principal Amount
SHORT-TERM INVESTMENTS — 2.8%
Repurchase Agreement — 2.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (f)	$2,122,612	2,122,612

TOTAL SHORT-TERM INVESTMENTS (Cost $2,122,612)		2,122,612

TOTAL INVESTMENTS — 100.8% (Cost $82,254,706) (g)		75,768,278

Other Assets/(Liabilities) — (0.8)%		(588,697)

NET ASSETS — 100.0%		$75,179,581

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund — Portfolio of Investments (Continued)

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Investment was valued using significant unobservable inputs.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2020, these securities amounted to a value of $0 or 0.00% of net assets.
(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $2,222,242 or 2.96% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $1,605,261 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(e)	Represents investment of security lending cash collateral. (Note 2).
(f)

Maturity value of $2,122,612. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $2,165,144.

(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 98.2%
COMMON STOCK — 98.2%
Basic Materials — 3.0%
Chemicals — 1.9%
AdvanSix, Inc. (a)	5,610	$72,257
GCP Applied Technologies, Inc. (a)	29,541	618,884
Minerals Technologies, Inc.	19,305	986,485
Orion Engineered Carbons SA	119,368	1,493,294
		3,170,920
Iron & Steel — 1.1%
Carpenter Technology Corp.	40,518	735,807
Schnitzer Steel Industries, Inc. Class A	53,220	1,023,420
		1,759,227
Mining — 0.0%
Ferroglobe Representation & Warranty Insurance Trust (a) (b) (c)	49,975	—
		4,930,147
Communications — 2.0%
Internet — 0.7%
Criteo SA Sponsored ADR (a)	95,151	1,159,891
Media — 0.5%
Entravision Communications Corp. Class A	200,369	304,561
Houghton Mifflin Harcourt Co. (a)	217,222	375,794
Townsquare Media, Inc. Class A	17,707	82,514
		762,869
Telecommunications — 0.8%
A10 Networks, Inc. (a)	86,789	552,846
Casa Systems, Inc. (a)	179,733	724,324
		1,277,170
		3,199,930
Consumer, Cyclical — 21.5%
Airlines — 0.9%
SkyWest, Inc.	48,356	1,443,910
Apparel — 2.3%
Crocs, Inc. (a)	25,390	1,084,915
Oxford Industries, Inc.	31,177	1,258,304
Skechers U.S.A., Inc. Class A (a)	30,224	913,369
Tapestry, Inc.	31,929	499,050
		3,755,638
Auto Manufacturers — 1.2%
Blue Bird Corp. (a)	80,441	978,162
REV Group, Inc.	117,803	929,466
		1,907,628
Auto Parts & Equipment — 2.6%
Cooper Tire & Rubber Co.	32,324	1,024,671

	Number of Shares	Value
Dana, Inc.	134,556	$1,657,730
The Shyft Group, Inc.	80,240	1,514,931
		4,197,332
Distribution & Wholesale — 0.1%
KAR Auction Services, Inc.	10,877	156,629
Entertainment — 0.3%
Accel Entertainment, Inc. (a)	31,343	335,683
Penn National Gaming, Inc. (a) (d)	3,424	248,925
		584,608
Food Services — 0.3%
Healthcare Services Group, Inc.	25,639	552,008
Home Builders — 2.4%
KB Home	51,870	1,991,289
Skyline Champion Corp. (a)	16,094	430,837
Taylor Morrison Home Corp. (a)	58,129	1,429,392
		3,851,518
Leisure Time — 2.4%
Brunswick Corp.	6,166	363,239
Callaway Golf Co.	80,354	1,537,976
Malibu Boats, Inc. Class A (a)	31,281	1,550,286
OneWater Marine, Inc. Class A (a)	20,476	419,553
		3,871,054
Lodging — 0.1%
Hilton Grand Vacations, Inc. (a)	10,432	218,864
Office Furnishings — 0.5%
Knoll, Inc.	65,239	786,782
Retail — 7.7%
BJ’s Restaurants, Inc.	8,057	237,198
Boot Barn Holdings, Inc. (a) (d)	14,082	396,268
Citi Trends, Inc.	55,016	1,374,300
El Pollo Loco Holdings, Inc. (a)	91,874	1,488,359
Foot Locker, Inc.	36,380	1,201,631
Foundation Building Materials, Inc. (a)	33,562	527,595
GMS, Inc. (a)	15,848	381,937
MarineMax, Inc. (a)	14,875	381,841
Papa John’s International, Inc.	16,690	1,373,253
Penske Automotive Group, Inc.	21,261	1,013,299
Red Robin Gourmet Burgers, Inc. (a) (d)	35,123	462,219
Regis Corp. (a) (d)	120,852	742,031
Ruth’s Hospitality Group, Inc.	141,907	1,569,491
Williams-Sonoma, Inc.	15,220	1,376,497
		12,525,919
Textiles — 0.7%
Mohawk Industries, Inc. (a)	4,808	469,213

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
UniFirst Corp.	3,547	$671,695
		1,140,908
		34,992,798
Consumer, Non-cyclical — 9.9%
Beverages — 0.9%
Primo Water Corp.	99,867	1,418,111
Commercial Services — 3.2%
Barrett Business Services, Inc.	7,083	371,432
The Brink’s Co.	22,844	938,660
Cardtronics PLC Class A (a)	21,952	434,650
Cass Information Systems, Inc.	6,344	255,283
Deluxe Corp.	25,206	648,550
Euronet Worldwide, Inc. (a)	2,547	232,032
EVERTEC, Inc.	23,940	830,957
Herc Holdings, Inc. (a)	29,580	1,171,664
Korn Ferry	14,318	415,222
		5,298,450
Cosmetics & Personal Care — 0.5%
Edgewell Personal Care Co. (a)	29,590	824,969
Foods — 1.9%
The Hain Celestial Group, Inc. (a) (d)	44,504	1,526,487
Nomad Foods Ltd. (a)	62,438	1,590,921
		3,117,408
Health Care – Services — 1.9%
ICON PLC (a)	6,409	1,224,696
Molina Healthcare, Inc. (a)	7,237	1,324,661
National HealthCare Corp.	3,316	206,620
The Providence Service Corp. (a)	3,062	284,490
		3,040,467
Household Products & Wares — 0.9%
Spectrum Brands Holdings, Inc.	25,433	1,453,750
Pharmaceuticals — 0.6%
Patterson Cos., Inc.	4,324	104,230
Premier, Inc. Class A	25,541	838,511
		942,741
		16,095,896
Energy — 2.2%
Energy – Alternate Sources — 0.4%
Enviva Partners LP (e)	13,830	556,796
Oil & Gas — 0.0%
Earthstone Energy, Inc. Class A (a) (d)	17,166	44,460
Oil & Gas Services — 1.8%
ChampionX Corp. (a)	70,567	563,830
Dril-Quip, Inc. (a)	39,933	988,741
Helix Energy Solutions Group, Inc. (a)	298,682	719,824
MRC Global, Inc. (a)	152,404	652,289

	Number of Shares	Value
NCS Multistage Holdings, Inc. (a)	72,038	$42,791
		2,967,475
		3,568,731
Financial — 33.7%
Banks — 15.8%
1st Source Corp.	27,528	848,964
Ameris Bancorp	23,029	524,601
Associated Banc-Corp.	64,199	810,191
Bank of Marin Bancorp	27,806	805,262
BankUnited, Inc.	108,969	2,387,511
Carter Bank & Trust	91,175	606,314
CrossFirst Bankshares, Inc. (a)	28,478	247,474
First Hawaiian, Inc.	15,541	224,878
First Horizon National Corp.	99,369	937,050
HarborOne Bancorp, Inc. (a)	153,797	1,241,142
Heritage Financial Corp.	57,632	1,059,852
Hilltop Holdings, Inc.	33,880	697,250
Home BancShares, Inc.	82,014	1,243,332
Independent Bank Group, Inc.	50,807	2,244,653
Old National Bancorp	25,344	318,321
Origin Bancorp, Inc.	20,652	441,127
Renasant Corp.	10,370	235,606
Sandy Spring Bancorp, Inc.	39,419	909,791
Signature Bank	9,196	763,176
South State Corp.	7,488	360,547
Synovus Financial Corp.	66,577	1,409,435
Texas Capital Bancshares, Inc. (a)	35,315	1,099,356
Towne Bank	19,367	317,619
TriCo Bancshares	44,936	1,100,483
UMB Financial Corp.	21,550	1,056,165
Umpqua Holdings Corp.	92,144	978,569
Valley National Bancorp	130,097	891,164
Webster Financial Corp.	51,972	1,372,580
Zions Bancorp NA	23,468	685,735
		25,818,148
Diversified Financial Services — 2.0%
Ares Management Corp. Class A	7,500	303,150
Moelis & Co. Class A	44,777	1,573,464
Stifel Financial Corp.	27,900	1,410,624
		3,287,238
Insurance — 4.5%
Axis Capital Holdings Ltd.	26,713	1,176,441
Essent Group Ltd.	32,038	1,185,726
First American Financial Corp.	16,748	852,641
The Hanover Insurance Group, Inc.	13,780	1,284,020
James River Group Holdings Ltd.	16,696	743,473
ProAssurance Corp.	11,456	179,172
ProSight Global, Inc. (a)	30,892	350,315

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Selective Insurance Group, Inc.	23,852	$1,228,139
State Auto Financial Corp.	25,980	357,485
		7,357,412
Investment Companies — 1.0%
Compass Diversified Holdings (e)	81,235	1,548,339
Real Estate Investment Trusts (REITS) — 8.0%
Armada Hoffler Properties, Inc.	64,365	596,020
Brandywine Realty Trust	65,634	678,656
CareTrust REIT, Inc.	8,342	148,446
City Office REIT, Inc.	80,730	607,090
Cousins Properties, Inc.	57,037	1,630,688
Four Corners Property Trust, Inc.	20,208	517,123
Highwoods Properties, Inc.	6,034	202,561
Independence Realty Trust, Inc.	126,000	1,460,340
Kite Realty Group Trust	59,309	686,798
Lexington Realty Trust	30,318	316,823
National Health Investors, Inc.	4,215	254,038
National Storage Affiliates Trust	32,164	1,052,084
Physicians Realty Trust	101,529	1,818,384
RLJ Lodging Trust	92,530	801,310
Sabra Health Care REIT, Inc.	9,961	137,312
STAG Industrial, Inc. (d)	55,848	1,702,806
Summit Hotel Properties, Inc.	22,182	114,903
Weingarten Realty Investors	20,351	345,153
		13,070,535
Savings & Loans — 2.4%
Pacific Premier Bancorp, Inc.	82,088	1,653,252
Sterling Bancorp	91,236	959,803
WSFS Financial Corp.	49,676	1,339,762
		3,952,817
		55,034,489
Industrial — 17.6%
Aerospace & Defense — 0.6%
AAR Corp.	52,239	982,093
Building Materials — 1.1%
Eagle Materials, Inc.	1,187	102,462
Masonite International Corp. (a)	14,767	1,453,073
Tecnoglass, Inc.	62,698	332,299
		1,887,834
Electrical Components & Equipment — 2.1%
Belden, Inc.	55,599	1,730,241
EnerSys	21,556	1,446,838
Graham Corp.	19,774	252,514
		3,429,593
Electronics — 2.1%
Advanced Energy Industries, Inc. (a)	5,773	363,353
Avnet, Inc.	34,335	887,216

	Number of Shares	Value
Coherent, Inc. (a)	7,701	$854,272
II-VI, Inc. (a) (d)	21,718	880,882
TTM Technologies, Inc. (a)	1,120	12,779
Vishay Intertechnology, Inc.	33,042	514,464
		3,512,966
Engineering & Construction — 1.8%
Arcosa, Inc.	8,051	354,969
Dycom Industries, Inc. (a)	12,468	658,560
NV5 Global, Inc. (a)	8,764	462,476
Primoris Services Corp.	82,003	1,479,334
		2,955,339
Environmental Controls — 0.2%
CECO Environmental Corp. (a)	37,531	273,601
Hand & Machine Tools — 2.9%
Colfax Corp. (a)	12,470	391,059
Hurco Cos., Inc.	7,278	206,695
Kennametal, Inc.	63,283	1,831,410
Luxfer Holdings PLC	18,327	230,004
Regal Beloit Corp.	21,780	2,044,489
		4,703,657
Machinery – Construction & Mining — 0.7%
Terex Corp.	58,949	1,141,253
Machinery – Diversified — 1.2%
Albany International Corp. Class A	6,934	343,302
Cactus, Inc. Class A	60,770	1,166,176
CSW Industrials, Inc.	575	44,419
DXP Enterprises, Inc. (a)	22,516	363,183
		1,917,080
Metal Fabricate & Hardware — 0.5%
The Timken Co.	15,832	858,411
Miscellaneous - Manufacturing — 1.6%
EnPro Industries, Inc.	10,949	617,633
Hillenbrand, Inc.	39,096	1,108,763
Trinseo SA	34,289	879,170
		2,605,566
Packaging & Containers — 1.8%
Graphic Packaging Holding Co.	178,803	2,519,334
Pactiv Evergreen, Inc. (a) (d)	30,161	383,045
		2,902,379
Trucking & Leasing — 1.0%
GATX Corp.	25,080	1,598,850
		28,768,622
Technology — 6.1%
Computers — 1.7%
NCR Corp. (a)	38,965	862,685
NetScout Systems, Inc. (a)	35,566	776,406

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
TTEC Holdings, Inc.	6,468	$352,830
Unisys Corp. (a)	71,572	763,673
		2,755,594
Semiconductors — 1.6%
Kulicke & Soffa Industries, Inc.	66,701	1,494,102
Magnachip Semiconductor Corp. (a) (d)	73,340	1,004,758
MKS Instruments, Inc.	1,100	120,153
		2,619,013
Software — 2.8%
CDK Global, Inc.	6,102	265,986
CommVault Systems, Inc. (a)	29,017	1,183,894
CSG Systems International, Inc.	13,860	567,567
Donnelley Financial Solutions, Inc. (a)	62,281	832,074
IBEX Ltd. (a)	2,563	39,419
InnerWorkings, Inc. (a)	63,399	189,563
Sapiens International Corp. NV	5,669	173,358
Teradata Corp. (a)	57,419	1,303,411
		4,555,272
		9,929,879
Utilities — 2.2%
Electric — 1.3%
Black Hills Corp.	14,292	764,479
Charah Solutions, Inc. (a)	76,405	234,563
PNM Resources, Inc. (d)	28,678	1,185,262
		2,184,304
Gas — 0.9%
Southwest Gas Holdings, Inc.	22,910	1,445,621
		3,629,925

TOTAL COMMON STOCK (Cost $178,897,383)		160,150,417

TOTAL EQUITIES (Cost $178,897,383)		160,150,417

MUTUAL FUNDS — 0.5%
Diversified Financial Services — 0.5%
State Street Navigator Securities Lending Prime Portfolio (f)	856,534	856,534

TOTAL MUTUAL FUNDS (Cost $856,534)		856,534

TOTAL LONG-TERM INVESTMENTS (Cost $179,753,917)		161,006,951

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.5%
Repurchase Agreement — 1.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (g)	$2,370,278	$2,370,278

TOTAL SHORT-TERM INVESTMENTS (Cost $2,370,278)		2,370,278

TOTAL INVESTMENTS — 100.2% (Cost $182,124,195) (h)		163,377,229

Other Assets/(Liabilities) — (0.2)%		(271,283)

NET ASSETS — 100.0%		$163,105,946

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Investment was valued using significant unobservable inputs.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2020, these securities amounted to a value of $0 or 0.00% of net assets.
(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $7,216,958 or 4.42% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $6,455,098 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(e)	Security is a Master Limited Partnership
(f)	Represents investment of security lending cash collateral. (Note 2).
(g)

Maturity value of $2,370,278. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $2,417,775.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 99.9%
COMMON STOCK — 99.9%
Basic Materials — 3.7%
Chemicals — 2.0%
Ashland Global Holdings, Inc.	12,301	$872,387
Cabot Corp.	12,756	459,599
The Chemours Co.	37,106	775,886
Ingevity Corp. (a)	9,330	461,275
Minerals Technologies, Inc.	7,708	393,879
NewMarket Corp.	1,654	566,197
Olin Corp.	32,113	397,559
RPM International, Inc.	29,377	2,433,591
Sensient Technologies Corp.	9,571	552,629
Valvoline, Inc.	41,808	796,024
		7,709,026
Forest Products & Paper — 0.1%
Domtar Corp.	12,471	327,613
Iron & Steel — 1.0%
Commercial Metals Co.	26,903	537,522
Reliance Steel & Aluminum Co.	14,411	1,470,499
Steel Dynamics, Inc.	45,171	1,293,246
United States Steel Corp. (b)	49,766	365,282
		3,666,549
Mining — 0.6%
Compass Minerals International, Inc.	7,672	455,333
Royal Gold, Inc.	14,825	1,781,520
		2,236,853
		13,940,041
Communications — 3.5%
Internet — 0.6%
GrubHub, Inc. (a)	20,857	1,508,587
TripAdvisor, Inc.	21,720	425,495
Yelp, Inc. (a)	15,538	312,158
		2,246,240
Media — 2.2%
AMC Networks, Inc. Class A (a)	9,164	226,442
Cable One, Inc.	1,225	2,309,652
FactSet Research Systems, Inc.	8,587	2,875,615
John Wiley & Sons, Inc. Class A	9,870	312,978
The New York Times Co. Class A (b)	32,634	1,396,409
TEGNA, Inc.	49,490	581,507
World Wrestling Entertainment, Inc. Class A (b)	10,553	427,080
		8,129,683
Telecommunications — 0.7%
Ciena Corp. (a)	34,716	1,377,878
InterDigital, Inc.	6,963	397,309

	Number of Shares	Value
Telephone & Data Systems, Inc.	22,499	$414,881
ViaSat, Inc. (a)	14,494	498,449
		2,688,517
		13,064,440
Consumer, Cyclical — 17.2%
Airlines — 0.2%
JetBlue Airways Corp. (a)	61,576	697,656
Apparel — 1.1%
Carter’s, Inc.	9,863	853,939
Columbia Sportswear Co.	6,878	598,248
Deckers Outdoor Corp. (a)	6,334	1,393,543
Skechers U.S.A., Inc. Class A (a)	30,808	931,018
Urban Outfitters, Inc. (a)	15,471	321,952
		4,098,700
Auto Parts & Equipment — 1.4%
Adient PLC (a)	21,220	367,742
Dana, Inc.	32,646	402,199
Delphi Technologies PLC (a)	19,511	326,029
Fox Factory Holding Corp. (a)	9,366	696,175
Gentex Corp.	55,553	1,430,490
Lear Corp.	12,330	1,344,586
The The Goodyear Tire & Rubber Co.	52,667	403,956
Visteon Corp. (a)	6,287	435,186
		5,406,363
Distribution & Wholesale — 2.1%
Avient Corp.	20,652	546,452
IAA, Inc. (a)	30,276	1,576,471
KAR Auction Services, Inc.	29,197	420,437
Pool Corp.	9,058	3,030,263
Univar Solutions, Inc. (a)	38,213	645,036
Watsco, Inc.	7,419	1,727,811
		7,946,470
Entertainment — 2.2%
Caesars Entertainment, Inc. (a)	45,004	2,522,924
Churchill Downs, Inc.	8,022	1,314,164
Cinemark Holdings, Inc. (b)	24,179	241,790
Marriott Vacations Worldwide Corp.	9,280	842,717
Penn National Gaming, Inc. (a) (b)	32,538	2,365,513
Scientific Games Corp. Class A (a) (b)	12,630	440,913
Six Flags Entertainment Corp.	17,051	346,135
		8,074,156
Food Services — 0.1%
Healthcare Services Group, Inc.	16,815	362,027
Home Builders — 1.2%
KB Home	19,904	764,114
Taylor Morrison Home Corp. (a)	29,315	720,856
Thor Industries, Inc.	12,472	1,188,083

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Toll Brothers, Inc.	25,954	$1,262,922
TRI Pointe Group, Inc. (a)	29,457	534,350
		4,470,325
Home Furnishing — 0.3%
Tempur Sealy International, Inc. (a)	10,839	966,730
Housewares — 0.9%
The Scotts Miracle-Gro Co.	9,202	1,407,078
The Toro Co.	24,252	2,035,955
		3,443,033
Leisure Time — 0.8%
Brunswick Corp.	17,893	1,054,077
Harley-Davidson, Inc.	34,637	849,992
Polaris, Inc.	13,032	1,229,439
		3,133,508
Lodging — 0.7%
Boyd Gaming Corp.	18,127	556,318
Choice Hotels International, Inc.	6,507	559,342
Wyndham Destinations, Inc.	19,269	592,714
Wyndham Hotels & Resorts, Inc.	21,057	1,063,378
		2,771,752
Office Furnishings — 0.2%
Herman Miller, Inc.	13,306	401,309
HNI Corp.	9,636	302,378
		703,687
Retail — 5.8%
American Eagle Outfitters, Inc. (b)	33,667	498,608
AutoNation, Inc. (a)	13,208	699,099
BJ’s Wholesale Club Holdings, Inc. (a)	31,179	1,295,487
Casey’s General Stores, Inc.	8,342	1,481,956
Cracker Barrel Old Country Store, Inc.	5,354	613,890
Dick’s Sporting Goods, Inc.	14,722	852,109
Dunkin’ Brands Group, Inc.	18,596	1,523,198
FirstCash, Inc.	9,364	535,714
Five Below, Inc. (a)	12,622	1,602,994
Foot Locker, Inc.	23,560	778,187
Jack in the Box, Inc.	5,123	406,305
Kohl’s Corp.	35,662	660,817
Lithia Motors, Inc. Class A	5,072	1,156,112
MSC Industrial Direct Co., Inc. Class A	10,290	651,151
Nordstrom, Inc. (b)	24,478	291,778
Nu Skin Enterprises, Inc. Class A	11,615	581,795
Ollie’s Bargain Outlet Holdings, Inc. (a)	12,856	1,122,972
Papa John’s International, Inc.	7,417	610,271
RH (a) (b)	3,488	1,334,579
Sally Beauty Holdings, Inc. (a) (b)	25,504	221,630

	Number of Shares	Value
Texas Roadhouse, Inc.	14,746	$896,409
The Wendy’s Co.	40,471	902,301
Williams-Sonoma, Inc.	17,584	1,590,297
Wingstop, Inc.	6,690	914,189
World Fuel Services Corp.	14,351	304,098
		21,525,946
Toys, Games & Hobbies — 0.2%
Mattel, Inc. (a)	78,383	917,081
		64,517,434
Consumer, Non-cyclical — 18.3%
Agriculture — 0.5%
Darling Ingredients, Inc. (a)	36,608	1,318,986
Sanderson Farms, Inc.	4,472	527,562
		1,846,548
Beverages — 0.5%
The Boston Beer Co., Inc. Class A (a)	2,059	1,818,838
Biotechnology — 1.5%
Arrowhead Pharmaceuticals, Inc. (a) (b)	23,121	995,590
Emergent BioSolutions, Inc. (a)	10,168	1,050,660
Exelixis, Inc. (a)	69,842	1,707,637
Ligand Pharmaceuticals, Inc. (a) (b)	3,634	346,393
Nektar Therapeutics (a) (b)	40,436	670,833
United Therapeutics Corp. (a)	10,038	1,013,838
		5,784,951
Commercial Services — 4.1%
Aaron’s, Inc.	15,176	859,720
Adtalem Global Education, Inc. (a)	11,725	287,732
ASGN, Inc. (a)	11,863	754,012
Avis Budget Group, Inc. (a)	11,653	306,707
The Brink’s Co.	11,408	468,755
CoreLogic, Inc.	17,960	1,215,353
FTI Consulting, Inc. (a)	8,271	876,478
Graham Holdings Co. Class B	938	379,055
Grand Canyon Education, Inc. (a)	10,691	854,639
H&R Block, Inc.	43,600	710,244
HealthEquity, Inc. (a)	17,334	890,448
Insperity, Inc.	8,156	534,136
Liveramp Holdings, Inc. (a)	14,890	770,855
ManpowerGroup, Inc.	13,126	962,530
Paylocity Holding Corp. (a)	8,393	1,354,798
Sabre Corp.	70,432	458,512
Service Corp. International	39,830	1,680,029
Strategic Education, Inc.	5,517	504,640
WEX, Inc. (a)	9,967	1,385,114
WW International, Inc. (a)	10,607	200,154
		15,453,911

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Cosmetics & Personal Care — 0.1%
Coty, Inc. Class A	63,984	$172,757
Edgewell Personal Care Co. (a)	12,278	342,310
		515,067
Foods — 1.9%
Flowers Foods, Inc.	44,480	1,082,198
Grocery Outlet Holding Corp. (a)	18,841	740,828
The Hain Celestial Group, Inc. (a)	18,884	647,721
Ingredion, Inc.	15,141	1,145,871
Lancaster Colony Corp.	4,417	789,760
Pilgrim’s Pride Corp. (a)	11,032	165,094
Post Holdings, Inc. (a)	14,232	1,223,952
Sprouts Farmers Market, Inc. (a)	26,659	557,973
Tootsie Roll Industries, Inc. (b)	3,945	121,900
TreeHouse Foods, Inc. (a)	12,771	517,609
		6,992,906
Health Care – Products — 4.4%
Avanos Medical, Inc. (a)	10,811	359,141
Bio-Techne Corp.	8,713	2,158,471
Cantel Medical Corp.	8,480	372,611
Globus Medical, Inc. Class A (a)	17,026	843,128
Haemonetics Corp. (a)	11,459	999,798
Hill-Rom Holdings, Inc.	15,055	1,257,243
ICU Medical, Inc. (a)	4,401	804,327
Integra LifeSciences Holdings Corp. (a)	16,000	755,520
LivaNova PLC (a)	11,000	497,310
Masimo Corp. (a)	11,426	2,697,222
NuVasive, Inc. (a)	11,580	562,441
Penumbra, Inc. (a)	7,590	1,475,344
Quidel Corp. (a)	8,628	1,892,811
Repligen Corp. (a)	11,036	1,628,251
		16,303,618
Health Care – Services — 3.9%
Acadia Healthcare Co., Inc. (a)	20,097	592,460
Amedisys, Inc. (a)	7,338	1,734,923
Charles River Laboratories International, Inc. (a)	11,229	2,542,807
Chemed Corp.	3,598	1,728,299
Encompass Health Corp.	22,478	1,460,621
LHC Group, Inc. (a)	7,140	1,517,678
MEDNAX, Inc. (a)	19,298	314,171
Medpace Holdings, Inc. (a)	6,162	688,604
Molina Healthcare, Inc. (a)	13,403	2,453,285
Syneos Health, Inc. (a)	15,779	838,812
Tenet Healthcare Corp. (a)	23,821	583,853
		14,455,513

	Number of Shares	Value
Household Products & Wares — 0.3%
Helen of Troy Ltd. (a)	5,724	$1,107,709
Pharmaceuticals — 1.1%
Jazz Pharmaceuticals PLC (a)	12,535	1,787,366
Patterson Cos., Inc.	19,601	472,482
PRA Health Sciences, Inc. (a)	14,457	1,466,518
Prestige Consumer Healthcare, Inc. (a)	11,344	413,148
		4,139,514
		68,418,575
Energy — 3.6%
Energy – Alternate Sources — 2.3%
Enphase Energy, Inc. (a)	28,481	2,352,246
First Solar, Inc. (a)	19,144	1,267,333
SolarEdge Technologies, Inc. (a)	11,328	2,700,029
Sunrun, Inc. (a)	28,682	2,210,521
		8,530,129
Oil & Gas — 0.9%
Cimarex Energy Co.	23,070	561,293
CNX Resources Corp. (a)	50,715	478,750
EQT Corp.	57,743	746,617
Murphy Oil Corp. (b)	32,635	291,104
Murphy USA, Inc. (a)	6,133	786,680
WPX Energy, Inc. (a)	91,295	447,346
		3,311,790
Oil & Gas Services — 0.1%
ChampionX Corp. (a)	41,973	335,364
Pipelines — 0.3%
Antero Midstream Corp. (b)	64,634	347,084
Equitrans Midstream Corp.	91,834	776,916
		1,124,000
		13,301,283
Financial — 22.2%
Banks — 5.2%
Associated Banc-Corp.	34,723	438,204
BancorpSouth Bank	21,793	422,348
Bank of Hawaii Corp.	9,052	457,307
Bank OZK	27,314	582,335
Cathay General Bancorp	16,917	366,761
CIT Group, Inc.	22,226	393,622
Commerce Bancshares, Inc.	22,681	1,276,714
Cullen/Frost Bankers, Inc.	12,613	806,601
East West Bancorp, Inc.	31,969	1,046,665
F.N.B. Corp.	72,997	494,920
First Financial Bankshares, Inc.	32,097	895,827
First Horizon National Corp.	125,015	1,178,891
Fulton Financial Corp.	36,633	341,786
Glacier Bancorp, Inc.	21,565	691,158

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Hancock Whitney Corp.	19,496	$366,720
Home BancShares, Inc.	34,354	520,807
International Bancshares Corp.	12,581	327,861
PacWest Bancorp	26,389	450,724
Pinnacle Financial Partners, Inc.	17,143	610,119
Prosperity Bancshares, Inc.	20,937	1,085,165
Signature Bank	12,104	1,004,511
Synovus Financial Corp.	33,280	704,538
TCF Financial Corp.	34,409	803,794
Texas Capital Bancshares, Inc. (a)	11,394	354,695
Trustmark Corp.	14,330	306,805
UMB Financial Corp.	9,769	478,779
Umpqua Holdings Corp.	49,758	528,430
United Bankshares, Inc.	29,328	629,672
Valley National Bancorp	91,270	625,200
Webster Financial Corp.	20,374	538,077
Wintrust Financial Corp.	13,008	520,970
		19,250,006
Diversified Financial Services — 2.5%
Affiliated Managers Group, Inc.	10,522	719,494
Alliance Data Systems Corp.	10,785	452,754
Eaton Vance Corp.	25,806	984,499
Evercore, Inc. Class A	9,175	600,596
Federated Hermes, Inc.	21,513	462,745
Interactive Brokers Group, Inc. Class A	17,868	863,560
Janus Henderson Group PLC	34,076	740,131
Jefferies Financial Group, Inc.	48,814	878,652
LendingTree, Inc. (a) (b)	1,779	545,957
Navient Corp.	43,833	370,389
SEI Investments Co.	27,484	1,393,988
SLM Corp.	84,754	685,660
Stifel Financial Corp.	15,496	783,478
		9,481,903
Insurance — 4.7%
Alleghany Corp.	3,235	1,683,656
American Financial Group, Inc.	16,210	1,085,746
Brighthouse Financial, Inc. (a)	21,026	565,810
Brown & Brown, Inc.	53,057	2,401,890
CNO Financial Group, Inc.	32,032	513,793
Essent Group Ltd.	25,411	940,461
First American Financial Corp.	25,206	1,283,238
Genworth Financial, Inc. Class A (a)	114,373	383,150
The Hanover Insurance Group, Inc.	8,526	794,453
Kemper Corp.	13,881	927,667
Mercury General Corp.	6,006	248,468
Old Republic International Corp.	63,910	942,033
Primerica, Inc.	8,933	1,010,680

	Number of Shares	Value
Reinsurance Group of America, Inc.	15,355	$1,461,642
RenaissanceRe Holdings Ltd.	11,576	1,964,910
RLI Corp.	8,941	748,630
Selective Insurance Group, Inc.	13,519	696,093
		17,652,320
Real Estate — 0.3%
Jones Lang LaSalle, Inc.	11,704	1,119,605
Real Estate Investment Trusts (REITS) — 9.0%
American Campus Communities, Inc.	31,109	1,086,326
Brixmor Property Group, Inc.	66,984	783,043
Camden Property Trust	22,014	1,958,806
CoreSite Realty Corp.	9,614	1,142,912
Corporate Office Properties Trust	25,345	601,183
Cousins Properties, Inc.	33,580	960,052
CyrusOne, Inc.	26,417	1,849,982
Douglas Emmett, Inc.	37,249	934,950
EastGroup Properties, Inc.	8,890	1,149,744
EPR Properties	16,864	463,760
First Industrial Realty Trust, Inc.	28,743	1,143,971
The GEO Group, Inc.	27,422	310,965
Healthcare Realty Trust, Inc.	30,751	926,220
Highwoods Properties, Inc.	23,473	787,989
Hudson Pacific Properties, Inc.	34,663	760,160
JBG SMITH Properties	25,402	679,249
Kilroy Realty Corp.	23,691	1,230,984
Lamar Advertising Co. Class A	19,527	1,292,102
Life Storage, Inc.	10,605	1,116,388
The Macerich Co. (b)	25,337	172,038
Medical Properties Trust, Inc.	119,530	2,107,314
National Retail Properties, Inc.	39,225	1,353,655
Omega Healthcare Investors, Inc.	51,302	1,535,982
Park Hotels & Resorts, Inc.	53,233	531,798
Pebblebrook Hotel Trust (b)	29,545	370,199
Physicians Realty Trust	47,046	842,594
PotlatchDeltic Corp.	15,128	636,889
PS Business Parks, Inc.	4,533	554,794
Rayonier, Inc.	30,856	815,833
Rexford Industrial Realty, Inc.	27,980	1,280,365
Sabra Health Care REIT, Inc.	46,447	640,272
Service Properties Trust	37,184	295,613
Spirit Realty Capital, Inc.	23,291	786,071
STORE Capital Corp.	51,557	1,414,209
Taubman Centers, Inc.	13,949	464,362
Urban Edge Properties	24,795	241,007
Weingarten Realty Investors	27,209	461,465
		33,683,246
Savings & Loans — 0.5%
New York Community Bancorp, Inc.	104,828	866,927

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Sterling Bancorp	43,938	$462,228
Washington Federal, Inc.	17,106	356,831
		1,685,986
		82,873,066
Industrial — 20.1%
Aerospace & Defense — 0.4%
Hexcel Corp.	18,865	632,921
Mercury Systems, Inc. (a)	12,658	980,488
		1,613,409
Building Materials — 2.5%
Builders FirstSource, Inc. (a)	26,383	860,614
Eagle Materials, Inc.	9,438	814,688
Lennox International, Inc.	7,868	2,144,896
Louisiana-Pacific Corp.	25,385	749,111
MDU Resources Group, Inc.	45,309	1,019,453
Owens Corning	24,414	1,679,927
Trex Co., Inc. (a)	26,164	1,873,342
		9,142,031
Electrical Components & Equipment — 2.1%
Acuity Brands, Inc.	8,957	916,749
Belden, Inc.	10,062	313,129
Energizer Holdings, Inc.	13,164	515,239
EnerSys	9,601	644,419
Generac Holdings, Inc. (a)	14,192	2,748,139
Littelfuse, Inc.	5,502	975,725
Universal Display Corp.	9,688	1,751,009
		7,864,409
Electronics — 3.6%
Arrow Electronics, Inc. (a)	17,546	1,380,168
Avnet, Inc.	22,315	576,620
Coherent, Inc. (a)	5,480	607,896
Hubbell, Inc.	12,257	1,677,248
II-VI, Inc. (a) (b)	23,432	950,402
Jabil, Inc.	30,631	1,049,418
National Instruments Corp.	29,708	1,060,576
nVent Electric PLC	38,409	679,455
SYNNEX Corp.	9,311	1,304,099
Trimble, Inc. (a)	56,556	2,754,277
Vishay Intertechnology, Inc.	29,950	466,322
Woodward, Inc.	13,113	1,051,138
		13,557,619
Engineering & Construction — 1.5%
AECOM (a)	36,252	1,516,784
Dycom Industries, Inc. (a)	7,196	380,093
EMCOR Group, Inc.	12,410	840,281
Fluor Corp.	28,198	248,424
KBR, Inc.	32,177	719,478

	Number of Shares	Value
MasTec, Inc. (a)	12,681	$535,138
TopBuild Corp. (a)	7,477	1,276,249
		5,516,447
Environmental Controls — 0.8%
Clean Harbors, Inc. (a)	11,570	648,267
Stericycle, Inc. (a)	20,678	1,303,955
Tetra Tech, Inc.	12,180	1,163,190
		3,115,412
Hand & Machine Tools — 1.2%
Colfax Corp. (a)	22,745	713,283
Kennametal, Inc.	18,735	542,191
Lincoln Electric Holdings, Inc.	13,419	1,235,085
MSA Safety, Inc.	8,174	1,096,705
Regal Beloit Corp.	9,172	860,976
		4,448,240
Machinery – Construction & Mining — 0.4%
Oshkosh Corp.	15,394	1,131,459
Terex Corp.	15,664	303,255
		1,434,714
Machinery – Diversified — 2.9%
AGCO Corp.	13,881	1,030,942
Cognex Corp.	39,113	2,546,256
Crane Co.	11,148	558,849
Curtiss-Wright Corp.	9,398	876,458
Graco, Inc.	37,681	2,311,729
The Middleby Corp. (a)	12,571	1,127,745
Nordson Corp.	12,199	2,340,012
		10,791,991
Metal Fabricate & Hardware — 0.5%
The Timken Co.	15,277	828,319
Valmont Industries, Inc.	4,826	599,292
Worthington Industries, Inc.	8,151	332,398
		1,760,009
Miscellaneous - Manufacturing — 2.0%
AptarGroup, Inc.	14,573	1,649,664
Axon Enterprise, Inc. (a)	14,347	1,301,273
Carlisle Cos., Inc.	12,337	1,509,679
Donaldson Co., Inc.	28,499	1,322,923
ITT, Inc.	19,529	1,153,187
Trinity Industries, Inc. (b)	20,116	392,262
		7,328,988
Packaging & Containers — 0.6%
Greif, Inc. Class A	5,975	216,355
O-I Glass, Inc.	35,476	375,691
Silgan Holdings, Inc.	17,795	654,322
Sonoco Products Co.	22,688	1,158,676
		2,405,044

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Transportation — 1.5%
Kirby Corp. (a)	13,566	$490,682
Knight-Swift Transportation Holdings, Inc.	28,468	1,158,647
Landstar System, Inc.	8,675	1,088,626
Ryder System, Inc.	12,165	513,850
Werner Enterprises, Inc.	13,119	550,867
XPO Logistics, Inc. (a) (b)	20,642	1,747,552
		5,550,224
Trucking & Leasing — 0.1%
GATX Corp.	7,911	504,326
		75,032,863
Technology — 7.8%
Computers — 1.8%
CACI International, Inc. Class A (a)	5,673	1,209,257
Lumentum Holdings, Inc. (a)	16,997	1,276,985
MAXIMUS, Inc.	13,854	947,752
NCR Corp. (a)	29,022	642,547
NetScout Systems, Inc. (a)	16,377	357,510
Perspecta, Inc.	30,885	600,713
Qualys, Inc. (a)	7,629	747,718
Science Applications International Corp.	13,147	1,030,988
		6,813,470
Semiconductors — 2.6%
Cirrus Logic, Inc. (a)	13,190	889,665
CMC Materials, Inc.	6,567	937,833
Cree, Inc. (a)	24,791	1,580,178
MKS Instruments, Inc.	12,460	1,361,006
Monolithic Power Systems, Inc.	9,542	2,668,039
Semtech Corp. (a)	14,721	779,624
Silicon Laboratories, Inc. (a)	9,899	968,617
Synaptics, Inc. (a)	7,737	622,210
		9,807,172
Software — 3.4%
ACI Worldwide, Inc. (a)	26,307	687,402
Blackbaud, Inc.	11,212	625,966
CDK Global, Inc.	27,472	1,197,505
Ceridian HCM Holding, Inc. (a)	29,343	2,425,199
CommVault Systems, Inc. (a)	10,486	427,829
Fair Isaac Corp. (a)	6,555	2,788,366
j2 Global, Inc. (a)	10,115	700,160
Manhattan Associates, Inc. (a)	14,358	1,371,045
PTC, Inc. (a)	23,621	1,953,929
Teradata Corp. (a)	24,637	559,260
		12,736,661
		29,357,303

	Number of Shares	Value
Utilities — 3.5%
Electric — 1.5%
ALLETE, Inc.	11,727	$606,755
Black Hills Corp.	14,179	758,435
Hawaiian Electric Industries, Inc.	24,678	820,297
IDACORP, Inc.	11,400	910,860
NorthWestern Corp.	11,432	556,052
OGE Energy Corp.	45,229	1,356,418
PNM Resources, Inc.	17,998	743,857
		5,752,674
Gas — 1.4%
National Fuel Gas Co.	20,558	834,449
New Jersey Resources Corp.	21,683	585,875
ONE Gas, Inc.	11,962	825,498
Southwest Gas Holdings, Inc.	12,638	797,458
Spire, Inc.	11,636	619,035
UGI Corp.	47,086	1,552,896
		5,215,211
Water — 0.6%
Essential Utilities, Inc.	50,425	2,029,606
		12,997,491

TOTAL COMMON STOCK (Cost $362,270,433)		373,502,496

TOTAL EQUITIES (Cost $362,270,433)		373,502,496

MUTUAL FUNDS — 0.3%
Diversified Financial Services — 0.3%
State Street Navigator Securities Lending Prime Portfolio (c)	1,085,921	1,085,921

TOTAL MUTUAL FUNDS (Cost $1,085,921)		1,085,921

TOTAL LONG-TERM INVESTMENTS (Cost $363,356,354)		374,588,417

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (d)	$797,299	$797,299
U.S. Treasury Bill — 0.5%
U.S. Treasury Bill
0.000%1/28/21(e)	1,930,000	1,929,354

TOTAL SHORT-TERM INVESTMENTS (Cost $2,726,597)		2,726,653

TOTAL INVESTMENTS — 100.9% (Cost $366,082,951) (f)		377,315,070

Other Assets/(Liabilities) — (0.9)%		(3,379,424)

NET ASSETS — 100.0%		$373,935,646

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $10,010,431 or 2.68% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $9,028,521 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $797,299. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $813,299.

(e)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
S&P Midcap 400 E Mini Index	12/18/20	13	$2,393,396	$19,274

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 99.5%
COMMON STOCK — 99.5%
Basic Materials — 3.1%
Chemicals — 1.5%
AdvanSix, Inc. (a)	3,673	$47,308
AgroFresh Solutions, Inc. (a)	4,352	10,575
American Vanguard Corp.	4,076	53,559
Amyris, Inc. (a) (b)	14,491	42,314
Balchem Corp.	4,390	428,596
Bluegreen Vacations Holding Corp.	1,760	23,566
Codexis, Inc. (a) (b)	7,287	85,549
Ferro Corp. (a)	11,315	140,306
GCP Applied Technologies, Inc. (a)	6,643	139,171
Glatfelter Corp.	6,027	82,992
H.B. Fuller Co.	7,022	321,467
Hawkins, Inc.	1,319	60,806
Ingevity Corp. (a)	5,664	280,028
Innospec, Inc.	3,331	210,919
Intrepid Potash, Inc. (a)	1,353	11,419
Koppers Holdings, Inc. (a)	2,798	58,506
Kraton Corp. (a)	4,246	75,664
Kronos Worldwide, Inc.	2,981	38,336
Marrone Bio Innovations, Inc. (a)	9,848	12,014
Minerals Technologies, Inc.	4,628	236,491
Oil-Dri Corp. of America	744	26,613
Orion Engineered Carbons SA	8,215	102,770
Poseida Therapeutics, Inc. (a)	1,818	16,126
PQ Group Holdings, Inc. (a)	5,331	54,696
Quaker Chemical Corp. (b)	1,815	326,174
Rayonier Advanced Materials, Inc. (a)	8,740	27,968
Rogers Corp. (a)	2,542	249,268
Sensient Technologies Corp.	5,786	334,083
Stepan Co.	2,940	320,460
Tronox Holdings PLC Class A (a)	12,085	95,109
		3,912,853
Forest Products & Paper — 0.2%
Clearwater Paper Corp. (a)	2,189	83,051
Domtar Corp.	7,496	196,920
Neenah, Inc.	2,244	84,083
Schweitzer-Mauduit International, Inc.	4,286	130,251
Verso Corp. Class A	4,248	33,517
		527,822
Iron & Steel — 0.5%
Allegheny Technologies, Inc. (a)	17,287	150,743
Carpenter Technology Corp.	6,555	119,039
Cleveland-Cliffs, Inc. (b)	53,887	345,954
Commercial Metals Co.	16,198	323,636
Schnitzer Steel Industries, Inc. Class A	3,569	68,632

	Number of Shares	Value
United States Steel Corp. (b)	29,871	$219,253
		1,227,257
Mining — 0.9%
Alcoa Corp. (a)	25,546	297,100
Arconic Corp. (a)	13,580	258,699
Caledonia Mining Corp. PLC	1,575	26,759
Century Aluminum Co. (a)	6,945	49,449
Coeur Mining, Inc. (a)	33,034	243,791
Compass Minerals International, Inc.	4,660	276,571
Energy Fuels, Inc. (a) (b)	16,455	27,644
Ferroglobe Representation & Warranty Insurance Trust (c) (d)	10,133	—
Gold Resource Corp.	8,493	28,961
Hecla Mining Co.	71,209	361,742
Kaiser Aluminum Corp.	2,141	114,736
Livent Corp. (a) (b)	20,011	179,499
Novagold Resources, Inc. (a)	32,434	385,640
United States Lime & Minerals, Inc.	252	22,705
Uranium Energy Corp. (a) (b)	24,194	24,117
		2,297,413
		7,965,345
Communications — 4.3%
Advertising — 0.1%
Boston Omaha Corp. Class A (a) (b)	1,772	28,352
Fluent, Inc. (a)	6,064	15,039
National CineMedia, Inc.	8,848	24,022
Quotient Technology, Inc. (a)	11,857	87,505
		154,918
Internet — 2.1%
1-800-Flowers.com, Inc. Class A (a) (b)	3,380	84,297
Boingo Wireless, Inc. (a)	6,038	61,558
Cargurus, Inc. (a)	11,780	254,802
CarParts.com, Inc. (a)	2,810	30,376
Cars.com, Inc. (a)	9,252	74,756
ChannelAdvisor Corp. (a)	3,745	54,190
Cogent Communications Holdings, Inc.	5,801	348,350
Comscore, Inc. (a)	8,242	16,814
DHI Group, Inc. (a)	7,101	16,048
Endurance International Group Holdings, Inc. (a)	9,105	52,263
ePlus, Inc. (a)	1,832	134,102
Eventbrite, Inc. Class A (a) (b)	8,658	93,939
Everquote, Inc. Class A (a)	1,913	73,918
Groupon, Inc. (a)	3,203	65,341
HealthStream, Inc. (a)	3,482	69,884
Lands’ End, Inc. (a)	1,620	21,109

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Limelight Networks, Inc. (a)	16,024	$92,298
Liquidity Services, Inc. (a)	3,922	29,258
Livexlive Media, Inc. (a) (b)	6,218	16,136
Magnite, Inc. (a) (b)	14,242	98,907
Mimecast Ltd. (a)	7,796	365,788
NIC, Inc.	8,975	176,808
Overstock.com, Inc. (a)	5,821	422,896
Perficient, Inc. (a)	4,440	189,766
Q2 Holdings, Inc. (a) (b)	6,770	617,830
QuinStreet, Inc. (a)	6,376	100,996
Realreal, Inc. (a)	8,505	123,067
Shutterstock, Inc.	2,984	155,287
Stamps.com, Inc. (a)	2,320	559,004
Stitch Fix, Inc. Class A (a)	7,672	208,141
TechTarget, Inc. (a)	3,215	141,332
TrueCar, Inc. (a)	14,368	71,840
Tucows, Inc. Class A (a) (b)	1,276	87,916
Upwork, Inc. (a)	12,649	220,599
VirnetX Holding Corp. (b)	8,505	44,821
Yelp, Inc. (a)	9,707	195,014
Zix Corp. (a) (b)	7,535	44,004
		5,413,455
Media — 0.6%
AMC Networks, Inc. Class A (a)	5,272	130,271
Central European Media Enterprises Ltd. Class A (a)	12,531	52,505
The E.W. Scripps Co. Class A	7,706	88,157
Entercom Communications Corp. Class A (b)	16,937	27,269
Entravision Communications Corp. Class A	8,492	12,908
Gannett Co., Inc. (b)	17,495	22,744
Gray Television, Inc. (a)	11,815	162,693
Hemisphere Media Group, Inc. (a)	2,373	20,621
Houghton Mifflin Harcourt Co. (a)	14,891	25,761
iHeartMedia, Inc. Class A (a) (b)	8,134	66,048
Liberty Latin America Ltd. Class A (a)	6,166	50,870
Liberty Latin America Ltd. Class C (a)	27,200	221,405
Meredith Corp.	5,394	70,769
MSG Networks, Inc. Class A (a) (b)	5,234	50,089
Saga Communications, Inc. Class A	539	10,715
Scholastic Corp.	3,951	82,931
Sinclair Broadcast Group, Inc. Class A (b)	6,010	115,572
TEGNA, Inc.	29,919	351,548
Tribune Publishing Co.	2,018	23,530
Value Line, Inc.	150	3,705
WideOpenWest, Inc. (a)	7,381	38,307
		1,628,418

	Number of Shares	Value
Telecommunications — 1.5%
A10 Networks, Inc. (a)	8,566	$54,565
Acacia Communications, Inc. (a)	5,303	357,422
ADTRAN, Inc.	6,573	67,406
Alaska Communications Systems Group, Inc.	6,407	12,814
Anterix, Inc. (a) (b)	1,478	48,345
ATN International, Inc.	1,498	75,110
CalAmp Corp. (a)	4,728	33,994
Calix, Inc. (a)	7,177	127,607
Cambium Networks Corp. (a)	720	12,146
Casa Systems, Inc. (a)	4,151	16,729
Cincinnati Bell, Inc. (a)	6,799	101,985
Clearfield, Inc. (a)	1,479	29,831
Consolidated Communications Holdings, Inc. (a)	9,876	56,194
DZS, Inc. (a)	1,761	16,501
Extreme Networks, Inc. (a)	16,534	66,467
Gogo, Inc. (a) (b)	7,525	69,531
GTT Communications, Inc. (a) (b)	4,439	22,905
Harmonic, Inc. (a)	13,031	72,713
HC2 Holdings, Inc. (a) (b)	5,081	12,296
IDT Corp. Class B (a)	2,199	14,469
Infinera Corp. (a)	21,620	133,179
Inseego Corp. (a) (b)	9,411	97,122
InterDigital, Inc.	4,197	239,481
Iridium Communications, Inc. (a)	16,043	410,380
KVH Industries, Inc. (a)	2,321	20,912
Loral Space & Communications, Inc. (b)	1,812	33,160
Luna Innovations, Inc. (a)	3,808	22,772
Maxar Technologies, Inc.	8,400	209,496
NeoPhotonics Corp. (a)	6,707	40,846
NETGEAR, Inc. (a)	3,992	123,033
Ooma, Inc. (a)	2,846	37,140
ORBCOMM, Inc. (a)	10,444	35,510
PCTEL, Inc.	2,577	14,586
Plantronics, Inc. (b)	4,685	55,470
Powerfleet, Inc. (a) (b)	4,003	22,537
Preformed Line Products Co.	435	21,193
Resonant, Inc. (a) (b)	7,252	17,260
Ribbon Communications, Inc. (a)	9,549	36,955
Shenandoah Telecommunications Co.	6,577	292,249
Spok Holdings, Inc.	2,248	21,379
Viavi Solutions, Inc. (a)	31,134	365,202
Vonage Holdings Corp. (a)	31,591	323,176
		3,842,068
		11,038,859

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Consumer, Cyclical — 14.6%
Airlines — 0.3%
Allegiant Travel Co.	1,786	$213,963
Hawaiian Holdings, Inc.	6,221	80,189
Mesa Air Group, Inc. (a)	4,085	12,051
SkyWest, Inc.	6,721	200,689
Spirit Airlines, Inc. (a)	12,106	194,906
		701,798
Apparel — 0.9%
Crocs, Inc. (a)	9,109	389,228
Deckers Outdoor Corp. (a)	3,819	840,218
Kontoor Brands, Inc. (a) (b)	7,027	170,053
Lakeland Industries, Inc. (a)	1,067	21,127
Oxford Industries, Inc.	2,253	90,931
Rocky Brands, Inc.	871	21,627
Steven Madden Ltd.	11,216	218,712
Superior Group of Cos, Inc.	1,434	33,312
Unifi, Inc. (a)	1,766	22,675
Urban Outfitters, Inc. (a)	9,415	195,926
Weyco Group, Inc.	861	13,922
Wolverine World Wide, Inc.	10,888	281,346
		2,299,077
Auto Manufacturers — 0.3%
Blue Bird Corp. (a)	2,252	27,384
Navistar International Corp. (a)	6,810	296,508
REV Group, Inc.	3,827	30,195
Wabash National Corp.	7,225	86,411
Workhorse Group, Inc. (a) (b)	12,861	325,126
		765,624
Auto Parts & Equipment — 1.2%
Adient PLC (a)	11,994	207,856
American Axle & Manufacturing Holdings, Inc. (a)	15,318	88,385
Cooper Tire & Rubber Co.	6,864	217,589
Cooper-Standard Holding, Inc. (a)	2,309	30,502
Dana, Inc.	19,720	242,950
Dorman Products, Inc. (a)	3,633	328,351
Douglas Dynamics, Inc.	3,115	106,533
Fox Factory Holding Corp. (a)	5,644	419,518
Gentherm, Inc. (a)	4,450	182,005
Meritor, Inc. (a)	9,451	197,904
Methode Electronics, Inc.	5,013	142,870
Miller Industries, Inc.	1,556	47,567
Modine Manufacturing Co. (a)	6,643	41,519
Motorcar Parts of America, Inc. (a)	2,630	40,923
The Shyft Group, Inc.	4,749	89,661
Standard Motor Products, Inc.	2,873	128,279
Telenav, Inc. (a)	4,324	15,566

	Number of Shares	Value
Tenneco, Inc. Class A (a) (b)	7,021	$48,726
The The Goodyear Tire & Rubber Co.	31,513	241,705
Visteon Corp. (a)	3,780	261,652
XPEL, Inc. (a)	2,298	59,932
		3,139,993
Distribution & Wholesale — 1.0%
A-Mark Precious Metals, Inc.	625	21,075
Avient Corp.	12,464	329,797
Core-Mark Holding Co., Inc.	6,096	176,357
EVI Industries, Inc. (a)	606	16,126
Fossil Group, Inc. (a)	6,455	37,052
G-III Apparel Group Ltd. (a)	5,988	78,503
H&E Equipment Services, Inc.	4,397	86,445
KAR Auction Services, Inc.	17,605	253,512
Resideo Technologies, Inc. (a)	16,897	185,867
ScanSource, Inc. (a)	3,466	68,731
SiteOne Landscape Supply, Inc. (a)	5,995	731,090
Systemax, Inc.	1,654	39,597
Titan Machinery, Inc. (a)	2,686	35,536
Triton International Ltd.	6,807	276,841
Veritiv Corp. (a)	1,787	22,623
VSE Corp.	1,196	36,645
WESCO International, Inc. (a)	6,691	294,538
		2,690,335
Entertainment — 2.1%
Accel Entertainment, Inc. (a)	5,924	63,446
AMC Entertainment Holdings, Inc. Class A (b)	7,340	34,571
Caesars Entertainment, Inc. (a) (b)	18,973	1,063,626
Churchill Downs, Inc.	5,190	850,226
Cinemark Holdings, Inc. (b)	14,580	145,800
Eros STX Global Corp. (a) (b)	20,541	45,396
Everi Holdings, Inc. (a)	11,173	92,177
GAN Ltd. (a)	1,084	18,320
Golden Entertainment, Inc. (a)	2,183	30,191
IMAX Corp. (a)	6,691	80,024
International Game Technology PLC (b)	13,567	151,001
Liberty Media Corp-Liberty Braves Class A (a)	1,413	29,503
Liberty Media Corp-Liberty Braves Class C (a)	5,003	105,113
Marriott Vacations Worldwide Corp.	5,527	501,907
Monarch Casino & Resort, Inc. (a)	1,723	76,846
Penn National Gaming, Inc. (a) (b)	20,761	1,509,325
RCI Hospitality Holdings, Inc. (b)	1,123	22,909
Red Rock Resorts, Inc. Class A	8,984	153,626
Scientific Games Corp. Class A (a)	7,791	271,984
SeaWorld Entertainment, Inc. (a)	6,923	136,522

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Twin River Worldwide Holdings, Inc.	2,441	$64,125
		5,446,638
Food Services — 0.1%
Healthcare Services Group, Inc.	10,177	219,111
Home Builders — 1.6%
Beazer Homes USA, Inc. (a)	4,023	53,104
Cavco Industries, Inc. (a)	1,253	225,928
Century Communities, Inc. (a)	3,981	168,516
Forestar Group, Inc. (a)	2,232	39,506
Green Brick Partners, Inc. (a)	3,245	52,245
Installed Building Products, Inc. (a)	3,118	317,256
KB Home	12,035	462,024
LCI Industries	3,361	357,241
LGI Homes, Inc. (a)	3,041	353,273
M.D.C. Holdings, Inc.	6,935	326,638
M/I Homes, Inc. (a)	3,799	174,944
Meritage Home Corp. (a)	5,074	560,119
Skyline Champion Corp. (a)	7,172	191,994
Taylor Morrison Home Corp. (a)	17,219	423,415
TRI Pointe Group, Inc. (a)	17,668	320,498
Winnebago Industries, Inc.	4,249	219,546
		4,246,247
Home Furnishing — 0.4%
Casper Sleep, Inc. (a)	3,434	24,690
Daktronics, Inc.	5,294	20,964
Ethan Allen Interiors, Inc.	3,070	41,568
Hamilton Beach Brands Holding Co. Class A	917	17,836
Hooker Furniture Corp.	1,645	42,490
iRobot Corp. (a) (b)	3,764	285,688
Purple Innovation, Inc. (a)	3,023	75,152
Sleep Number Corp. (a)	3,693	180,625
Sonos, Inc. (a)	10,986	166,767
Universal Electronics, Inc. (a)	1,869	70,536
VOXX International Corp. (a)	2,595	19,956
		946,272
Housewares — 0.1%
Lifetime Brands, Inc.	1,682	15,895
Tupperware Brands Corp.	6,692	134,911
		150,806
Leisure Time — 0.7%
Acushnet Holdings Corp.	4,671	156,992
Callaway Golf Co.	12,739	243,824
Camping World Holdings, Inc. Class A	4,478	133,221
Clarus Corp. (b)	3,295	46,525
Escalade, Inc.	1,497	27,380
Johnson Outdoors, Inc. Class A	737	60,353

	Number of Shares	Value
Liberty TripAdvisor Holdings, Inc. Class A (a)	10,063	$17,409
Lindblad Expeditions Holdings, Inc. (a)	3,634	30,925
Malibu Boats, Inc. Class A (a)	2,783	137,926
Marine Products Corp.	925	14,467
MasterCraft Boat Holdings, Inc. (a)	2,553	44,652
Nautilus, Inc. (a) (b)	4,073	69,893
OneSpaWorld Holdings Ltd.	6,070	39,455
OneWater Marine, Inc. Class A (a)	648	13,278
Vista Outdoor, Inc. (a)	7,928	159,987
YETI Holdings, Inc. (a)	10,916	494,713
		1,691,000
Lodging — 0.2%
Bluegreen Vacations Corp.	755	3,700
Boyd Gaming Corp.	11,093	340,444
Century Casinos, Inc. (a)	3,932	21,547
Hilton Grand Vacations, Inc. (a)	11,619	243,767
The Marcus Corp.	3,039	23,491
Target Hospitality Corp. (a) (b)	3,365	4,105
		637,054
Office Furnishings — 0.3%
CompX International, Inc.	230	3,439
Herman Miller, Inc.	8,025	242,034
HNI Corp.	5,787	181,596
Interface, Inc.	8,058	49,315
Kimball International, Inc. Class B	5,092	53,670
Knoll, Inc.	7,021	84,673
Steelcase, Inc. Class A	11,885	120,157
		734,884
Retail — 5.3%
Abercrombie & Fitch Co. Class A	8,503	118,447
America’s Car-Mart, Inc. (a)	842	71,469
American Eagle Outfitters, Inc. (b)	20,583	304,834
Asbury Automotive Group, Inc. (a)	2,629	256,196
Aspen Aerogels, Inc. (a)	2,841	31,109
At Home Group, Inc. (a)	7,318	108,745
Beacon Roofing Supply, Inc. (a)	7,441	231,192
Bed Bath & Beyond, Inc. (b)	17,305	259,229
Big Lots, Inc.	5,356	238,878
Biglari Holdings, Inc. (a)	134	11,927
Biglari Holdings, Inc. Class A (a)	7	3,415
BJ’s Restaurants, Inc.	3,009	88,585
BJ’s Wholesale Club Holdings, Inc. (a)	18,689	776,528
Bloomin’ Brands, Inc.	11,934	182,232
BMC Stock Holdings, Inc. (a)	9,176	393,008
Boot Barn Holdings, Inc. (a) (b)	3,864	108,733

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Brinker International, Inc.	6,133	$262,002
The Buckle, Inc. (b)	3,954	80,622
Caleres, Inc.	5,029	48,077
Cannae Holdings, Inc. (a)	11,812	440,115
Carrols Restaurant Group, Inc. (a) (b)	4,717	30,425
The Cato Corp. Class A	2,951	23,077
The Cheesecake Factory, Inc. (b)	5,775	160,198
Chico’s FAS, Inc. (b)	15,527	15,100
The Children’s Place, Inc. (b)	1,943	55,084
Chuy’s Holdings, Inc. (a)	2,671	52,298
Citi Trends, Inc.	1,352	33,773
Conn’s, Inc. (a)	2,463	26,059
The Container Store Group, Inc. (a) (b)	2,531	15,718
Cracker Barrel Old Country Store, Inc.	3,237	371,154
Dave & Buster’s Entertainment, Inc. (b)	6,026	91,354
Del Taco Restaurants, Inc. (a)	3,838	31,472
Denny’s Corp. (a)	8,460	84,600
Designer Brands, Inc.	8,512	46,220
Dillard’s, Inc. Class A (b)	1,065	38,894
Dine Brands Global, Inc.	2,133	116,440
Duluth Holdings, Inc. Class B (a)	1,520	18,574
El Pollo Loco Holdings, Inc. (a)	2,528	40,954
Envela Corp. (a)	1,130	4,848
Express, Inc. (a) (b)	8,879	5,416
Fiesta Restaurant Group, Inc. (a)	2,393	22,422
FirstCash, Inc.	5,554	317,744
Foundation Building Materials, Inc. (a)	2,877	45,226
Freshpet, Inc. (a)	5,286	590,182
Gaia, Inc. (a)	1,718	16,888
GameStop Corp. Class A (a) (b)	7,720	78,744
Genesco, Inc. (a)	1,914	41,228
GMS, Inc. (a)	5,772	139,105
Group 1 Automotive, Inc.	2,375	209,926
GrowGeneration Corp. (a)	4,887	78,094
Guess?, Inc.	5,755	66,873
Haverty Furniture Cos., Inc.	2,264	47,408
Hibbett Sports, Inc. (a) (b)	2,268	88,951
Hudson Ltd. Class A (a) (b)	5,461	41,504
Jack in the Box, Inc.	3,092	245,227
Kura Sushi USA, Inc.Class A (a) (b)	496	6,498
La-Z-Boy, Inc.	6,059	191,646
Lithia Motors, Inc. Class A	3,045	694,077
The Lovesac Co. (a) (b)	1,311	36,328
Lumber Liquidators Holdings, Inc. (a)	3,894	85,863
Macy’s, Inc. (b)	42,604	242,843
MarineMax, Inc. (a)	2,820	72,389

	Number of Shares	Value
The Michaels Cos., Inc. (a) (b)	10,300	$99,446
Movado Group, Inc.	2,217	22,037
National Vision Holdings, Inc. (a)	10,977	419,760
Noodles & Co. (a)	4,144	28,469
The ODP Corp.	7,160	139,262
OptimizeRx Corp. (a)	1,954	40,741
Papa John’s International, Inc.	4,467	367,545
PC Connection, Inc.	1,535	63,027
PetIQ, Inc. (a) (b)	2,905	95,633
PetMed Express, Inc. (b)	2,633	83,255
PriceSmart, Inc.	3,104	206,261
Red Robin Gourmet Burgers, Inc. (a)	2,102	27,662
Regis Corp. (a) (b)	3,322	20,397
RH (a)	2,122	811,920
Rite Aid Corp. (a) (b)	7,569	71,830
Rush Enterprises, Inc. Class A	3,726	188,312
Rush Enterprises, Inc. Class B	555	24,586
Ruth’s Hospitality Group, Inc.	4,419	48,874
Sally Beauty Holdings, Inc. (a) (b)	15,382	133,670
Shake Shack, Inc. Class A (a)	4,789	308,795
Shoe Carnival, Inc.	1,250	41,975
Signet Jewelers Ltd. (b)	7,151	133,724
Sonic Automotive, Inc. Class A	3,295	132,327
Sportsman’s Warehouse Holdings, Inc. (a)	5,821	83,298
Texas Roadhouse, Inc.	8,970	545,286
Tilly’s, Inc. Class A	3,112	18,765
Vera Bradley, Inc. (a)	2,852	17,426
Waitr Holdings, Inc. (a)	11,207	36,087
Wingstop, Inc.	4,044	552,613
Winmark Corp.	399	68,700
World Fuel Services Corp.	8,525	180,645
Zumiez, Inc. (a)	2,851	79,315
		13,727,810
Textiles — 0.1%
UniFirst Corp.	2,050	388,208
Toys, Games & Hobbies — 0.0%
Funko, Inc. (a) (b)	3,517	20,363
		37,805,220
Consumer, Non-cyclical — 26.4%
Agriculture — 0.7%
Alico, Inc.	733	20,978
The Andersons, Inc.	4,248	81,434
Cadiz, Inc. (a) (b)	2,813	27,933
Darling Ingredients, Inc. (a)	21,956	791,075
Fresh Del Monte Produce, Inc.	4,241	97,204
Greenlane Holdings, Inc. Class A (a) (b)	1,398	3,132

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Limoneira Co. (b)	2,296	$32,833
Sanderson Farms, Inc.	2,750	324,417
Tejon Ranch Co. (a)	2,953	41,785
Turning Point Brands, Inc.	1,619	45,170
Universal Corp.	3,318	138,958
Vector Group Ltd.	19,034	184,439
Vital Farms, Inc. (a)	1,396	56,580
		1,845,938
Beverages — 0.3%
Celsius Holdings, Inc. (a) (b)	4,749	107,850
Coca-Cola Consolidated, Inc.	642	154,517
Craft Brew Alliance, Inc. (a) (d)	1,646	27,175
Farmer Brothers Co. (a)	2,351	10,391
MGP Ingredients, Inc.	1,754	69,704
National Beverage Corp. (a) (b)	1,616	109,904
NewAge, Inc. (a)	12,423	21,492
Primo Water Corp.	21,323	302,787
		803,820
Biotechnology — 8.9%
Abeona Therapeutics, Inc. (a)	7,838	7,995
ADMA Biologics, Inc. (a) (b)	8,810	21,056
Aduro Biotech, Inc. (a)	9,298	22,594
Adverum Biotechnologies, Inc. (a)	11,842	121,973
Affimed NV (a)	11,192	37,941
Agenus, Inc. (a)	20,688	82,752
Akero Therapeutics, Inc. (a)	1,844	56,777
Akouos, Inc. (a)	1,979	45,260
Albireo Pharma, Inc. (a)	1,829	61,034
Allakos, Inc. (a)	3,323	270,658
Allogene Therapeutics, Inc. (a)	7,356	277,395
ALX Oncology Holdings, Inc. (a)	1,304	49,213
AMAG Pharmaceuticals, Inc. (a)	4,104	38,578
Amicus Therapeutics, Inc. (a)	34,682	489,710
AnaptysBio, Inc. (a)	3,000	44,250
Anavex Life Sciences Corp. (a) (b)	7,217	32,837
ANI Pharmaceuticals, Inc. (a)	1,279	36,081
Annexon, Inc. (a)	2,009	60,732
Apellis Pharmaceuticals, Inc. (a)	8,194	247,213
Applied Genetic Technologies Corp. (a)	3,416	16,602
Applied Molecular Transport, Inc. (a)	1,693	53,871
Applied Therapeutics, Inc. (a)	1,875	38,925
Aprea Therapeutics, Inc. (a) (b)	1,014	24,397
Aptinyx, Inc. (a) (b)	3,594	12,148
Aravive, Inc. (a)	1,525	7,167
Arcturus Therapeutics Holdings, Inc. (a)	2,182	93,608
Arcus Biosciences, Inc. (a)	5,752	98,589
Arcutis Biotherapeutics, Inc. (a) (b)	2,464	72,195
Ardelyx, Inc. (a)	10,050	52,762

	Number of Shares	Value
Arena Pharmaceuticals, Inc. (a)	7,933	$593,309
Arrowhead Pharmaceuticals, Inc. (a)	13,696	589,750
Aspira Women’s Health, Inc. (a) (b)	10,760	33,195
Assembly Biosciences, Inc. (a)	4,215	69,295
Atara Biotherapeutics, Inc. (a)	9,871	127,928
Athersys, Inc. (a) (b)	23,886	46,578
Atreca, Inc. Class A (a) (b)	3,831	53,519
AVEO Pharmaceuticals, Inc. (a)	2,964	17,606
Avid Bioservices, Inc. (a)	7,743	59,002
Avidity Biosciences, Inc. (a)	2,281	64,210
Avrobio, Inc. (a)	4,220	54,944
Beam Therapeutics, Inc. (a) (b)	4,820	118,668
BioCryst Pharmaceuticals, Inc. (a)	24,074	82,694
Biohaven Pharmaceutical Holding Co. Ltd. (a)	6,573	427,311
Black Diamond Therapeutics, Inc. (a) (b)	2,464	74,487
Blueprint Medicines Corp. (a)	7,561	700,905
BrainStorm Cell Therapeutics, Inc. (a) (b)	3,937	66,614
Bridgebio Pharma, Inc. (a) (b)	9,939	372,911
Cabaletta Bio, Inc. (a) (b)	1,802	19,534
Calithera Biosciences, Inc. (a)	9,056	31,243
Cara Therapeutics, Inc. (a) (b)	5,581	71,018
CASI Pharmaceuticals, Inc. (a)	8,562	13,100
Catabasis Pharmaceuticals, Inc. (a) (b)	2,640	16,342
CEL-SCI Corp. (a) (b)	4,654	59,338
Centogene NV (a)	1,149	10,870
Cerecor, Inc. (a)	4,672	10,629
Champions Oncology, Inc. (a)	1,056	9,768
Checkmate Pharmaceuticals, Inc. (a)	676	7,781
ChemoCentryx, Inc. (a)	6,765	370,722
ChromaDex Corp. (a) (b)	5,817	23,326
Cohbar, Inc. (a)	3,580	3,400
Constellation Pharmaceuticals, Inc. (a)	4,185	84,788
ContraFect Corp. (a)	3,316	17,508
Cortexyme, Inc. (a)	2,162	108,100
Crinetics Pharmaceuticals, Inc. (a) (b)	3,727	58,402
Cue Biopharma, Inc. (a)	3,941	59,312
Cymabay Therapeutics, Inc. (a)	9,519	68,918
CytomX Therapeutics, Inc. (a)	6,336	42,134
Deciphera Pharmaceuticals, Inc. (a)	5,104	261,835
Denali Therapeutics, Inc. (a)	8,580	307,421
Dermtech, Inc. (a) (b)	1,044	12,476
Dicerna Pharmaceuticals, Inc. (a)	8,923	160,525
Dyadic International, Inc. (a) (b)	2,688	20,348
Dynavax Technologies Corp. (a) (b)	14,473	62,523
Editas Medicine, Inc. (a) (b)	8,566	240,362
Eiger BioPharmaceuticals, Inc. (a) (b)	3,736	30,411

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Emergent BioSolutions, Inc. (a)	6,092	$629,486
Enochian Biosciences, Inc. (a) (b)	1,957	7,006
Enzo Biochem, Inc. (a)	6,263	13,215
Epizyme, Inc. (a)	12,103	144,389
Esperion Therapeutics, Inc. (a) (b)	3,531	131,247
Evelo Biosciences, Inc. (a)	2,702	14,240
Evolus, Inc. (a) (b)	3,187	12,461
Exagen, Inc. (a) (b)	699	7,577
Exicure, Inc. (a)	7,723	13,515
Fate Therapeutics, Inc. (a)	9,773	390,627
FibroGen, Inc. (a)	11,491	472,510
Five Prime Therapeutics, Inc. (a)	3,919	18,419
Forma Therapeutics Holdings, Inc. (a)	2,198	109,548
Frequency Therapeutics, Inc. (a) (b)	3,422	65,737
Galera Therapeutics, Inc. (a)	1,280	11,571
Generation Bio Co., (a)	1,673	51,712
Genprex, Inc. (a) (b)	3,710	12,466
Geron Corp. (a) (b)	39,145	68,112
GlycoMimetics, Inc. (a)	5,176	15,890
Gossamer Bio, Inc. (a) (b)	7,722	95,830
Halozyme Therapeutics, Inc. (a)	18,529	486,942
Harvard Bioscience, Inc. (a)	4,981	14,993
Homology Medicines, Inc. (a) (b)	4,680	50,076
iBio, Inc. (a) (b)	7,541	15,308
IGM Biosciences, Inc. (a)	977	72,112
Immunic, Inc. (a)	751	13,946
ImmunoGen, Inc. (a)	23,604	84,974
Immunovant, Inc. (a)	4,765	167,680
Innoviva, Inc. (a)	8,666	90,560
Inovio Pharmaceuticals, Inc. (a) (b)	21,388	248,101
Inozyme Pharma, Inc. (a)	1,105	29,050
Insmed, Inc. (a)	13,814	443,982
Intercept Pharmaceuticals, Inc. (a)	3,550	147,183
iTeos Therapeutics, Inc. (a)	1,456	35,920
IVERIC bio, Inc. (a)	10,937	61,685
Kaleido Biosciences, Inc. (a) (b)	1,453	16,085
Karuna Therapeutics, Inc. (a) (b)	2,162	167,166
Karyopharm Therapeutics, Inc. (a)	9,527	139,094
Keros Therapeutics, Inc. (a)	936	36,101
Kezar Life Sciences, Inc. (a)	4,126	19,970
Kindred Biosciences, Inc. (a)	5,254	22,540
Kiniksa Pharmaceuticals Ltd. Class A (a)	3,640	55,765
Kodiak Sciences, Inc. (a)	3,937	233,110
Krystal Biotech, Inc. (a)	1,844	79,384
Lexicon Pharmaceuticals, Inc. (a) (b)	5,873	8,457
Ligand Pharmaceuticals, Inc. (a) (b)	1,965	187,304
Liquidia Technologies, Inc. (a) (b)	3,680	18,106

	Number of Shares	Value
LogicBio Therapeutics, Inc. (a)	1,559	$14,156
Lyra Therapeutics, Inc. (a)	601	6,719
MacroGenics, Inc. (a)	7,200	181,368
Magenta Therapeutics, Inc. (a)	2,854	19,407
Marker Therapeutics, Inc. (a)	4,330	6,495
MEI Pharma, Inc. (a)	14,239	44,426
MeiraGTx Holdings PLC (a) (b)	2,897	38,356
Mersana Therapeutics, Inc. (a)	7,260	135,181
Mirati Therapeutics, Inc. (a)	5,127	851,338
Molecular Templates, Inc. (a)	3,648	39,836
Mustang Bio, Inc. (a) (b)	3,919	12,345
Myriad Genetics, Inc. (a)	9,704	126,540
NantKwest, Inc. (a) (b)	4,198	29,113
NeoGenomics, Inc. (a)	14,135	521,440
NextCure, Inc. (a) (b)	2,172	19,114
NGM Biopharmaceuticals, Inc. (a)	3,328	52,948
Nkarta, Inc. (a)	2,216	66,613
Novavax, Inc. (a) (b)	8,411	911,332
Nurix Therapeutics, Inc. (a)	1,514	52,854
Omeros Corp. (a) (b)	8,053	81,376
Oncocyte Corp. (a) (b)	8,488	11,798
Organogenesis Holdings, Inc. (a)	2,611	10,026
Orgenesis, Inc. (a)	2,322	11,703
Osmotica Pharmaceuticals PLC (a) (b)	1,749	9,462
Ovid Therapeutics, Inc. (a) (b)	6,040	34,670
Oyster Point Pharma, Inc. (a)	849	17,922
Pacific Biosciences of California, Inc. (a) (b)	22,758	224,621
Pandion Therapeutics, Inc. (a)	1,013	11,609
PDL BioPharma, Inc. (a)	15,084	47,515
Phathom Pharmaceuticals, Inc. (a) (b)	1,481	54,308
Pieris Pharmaceuticals, Inc. (a)	6,493	13,440
Pliant Therapeutics, Inc. (a)	1,422	32,208
Precigen, Inc. (a) (b)	9,087	31,804
Prevail Therapeutics, Inc. (a)	1,868	19,016
Protara Therapeutics, Inc. (a)	237	3,989
Prothena Corp. PLC (a)	4,092	40,879
Provention Bio, Inc. (a) (b)	6,490	83,267
PTC Therapeutics, Inc. (a)	8,429	394,056
Puma Biotechnology, Inc. (a)	4,286	43,246
Radius Health, Inc. (a)	6,200	70,308
RAPT Therapeutics, Inc. (a)	1,479	47,624
REGENXBIO, Inc. (a)	4,703	129,427
Relay Therapeutics, Inc. (a)	4,389	186,927
Replimune Group, Inc. (a)	2,845	65,492
Retrophin, Inc. (a)	6,669	123,110
REVOLUTION Medicines, Inc. (a)	5,262	183,118
Rigel Pharmaceuticals, Inc. (a) (b)	23,238	55,771
Rocket Pharmaceuticals, Inc. (a)	4,599	105,133

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Rubius Therapeutics, Inc. (a)	4,972	$24,910
Sangamo Therapeutics, Inc. (a)	15,691	148,280
Satsuma Pharmaceuticals, Inc. (a) (b)	1,297	5,045
Savara, Inc. (a) (b)	6,793	7,404
Scholar Rock Holding Corp. (a)	3,136	55,476
Selecta Biosciences, Inc. (a)	9,415	23,349
Solid Biosciences, Inc. (a)	3,617	7,342
Sorrento Therapeutics, Inc. (a) (b)	30,185	336,563
SpringWorks Therapeutics, Inc. (a)	2,890	137,766
Stoke Therapeutics, Inc. (a) (b)	1,661	55,627
Strongbridge Biopharma PLC (a)	4,568	9,593
Sutro Biopharma, Inc. (a) (b)	3,534	35,517
Syndax Pharmaceuticals, Inc. (a) (b)	3,705	54,686
TCR2 Therapeutics, Inc. (a) (b)	3,462	70,348
Tela Bio, Inc. (a) (b)	968	16,011
Theravance Biopharma, Inc. (a) (b)	6,360	94,033
Translate Bio, Inc. (a) (b)	9,295	126,505
TransMedics Group, Inc. (a)	3,423	47,169
Turning Point Therapeutics, Inc. (a)	4,660	407,098
Twist Bioscience Corp. (a)	4,465	339,206
Tyme Technologies, Inc. (a) (b)	9,595	9,403
Ultragenyx Pharmaceutical, Inc. (a)	7,848	645,027
UNITY Biotechnology, Inc. (a) (b)	4,462	15,439
Vaxart, Inc. (a) (b)	7,127	47,395
VBI Vaccines, Inc. (a)	23,378	66,861
Veracyte, Inc. (a)	7,811	253,779
Verastem, Inc. (a) (b)	23,075	27,921
Vericel Corp. (a)	6,132	113,626
Veru, Inc. (a)	7,255	19,008
Viela Bio, Inc. (a) (b)	2,950	82,836
Viking Therapeutics, Inc. (a) (b)	8,929	51,967
Vir Biotechnology, Inc. (a) (b)	7,308	250,884
VolitionRX Ltd. (a) (b)	3,440	11,042
VYNE Therapeutics, Inc. (a) (b)	19,702	32,705
WaVe Life Sciences Ltd. (a) (b)	3,339	28,348
X4 Pharmaceuticals, Inc. (a)	2,353	15,930
XBiotech, Inc. (a)	2,013	38,428
Xencor, Inc. (a)	7,564	293,408
XOMA Corp. (a) (b)	792	14,921
Y-mAbs Therapeutics, Inc. (a)	4,078	156,554
Zentalis Pharmaceuticals, Inc. (a)	1,572	51,389
ZIOPHARM Oncology, Inc. (a) (b)	29,172	73,513
		23,016,243
Commercial Services — 4.0%
Aaron’s, Inc.	9,199	521,123
ABM Industries, Inc.	9,139	335,036
Acacia Research Corp. (a)	6,712	23,291
Adtalem Global Education, Inc. (a)	7,065	173,375

	Number of Shares	Value
Alta Equipment Group, Inc. (a) (b)	2,216	$17,351
American Public Education, Inc. (a)	1,984	55,929
AMN Healthcare Services, Inc. (a)	6,367	372,215
Arlo Technologies, Inc. (a)	10,915	57,413
ASGN, Inc. (a)	6,942	441,234
Aspen Group, Inc. /CO (a)	2,617	29,232
Avis Budget Group, Inc. (a)	7,183	189,057
Barrett Business Services, Inc.	1,055	55,324
BG Staffing, Inc.	1,096	9,283
BrightView Holdings, Inc. (a)	5,516	62,882
The Brink’s Co.	6,852	281,549
CAI International, Inc.	2,316	63,759
Cardtronics PLC Class A (a)	4,979	98,584
Carriage Services, Inc.	2,321	51,781
Cass Information Systems, Inc.	1,940	78,066
CBIZ, Inc. (a)	7,070	161,691
Cimpress PLC (a) (b)	2,424	182,188
Collectors Universe, Inc.	1,281	63,397
Corvel Corp. (a)	1,191	101,747
CRA International, Inc.	1,063	39,831
Cross Country Healthcare, Inc. (a)	5,051	32,781
Deluxe Corp.	5,722	147,227
Emerald Holding, Inc. (b)	3,563	7,269
Ennis, Inc.	3,633	63,360
EVERTEC, Inc.	8,199	284,587
Evo Payments, Inc. Class A (a)	5,646	140,303
Forrester Research, Inc. (a)	1,501	49,218
Franchise Group, Inc.	2,975	75,446
Franklin Covey Co. (a)	1,767	31,347
Genasys, Inc. (a)	4,812	29,594
GP Strategies Corp. (a)	1,811	17,458
Green Dot Corp. Class A (a)	6,950	351,739
GreenSky, Inc. Class A (a)	8,291	36,812
The Hackett Group, Inc.	3,514	39,287
HealthEquity, Inc. (a)	10,284	528,289
Heidrick & Struggles International, Inc.	2,656	52,190
Herc Holdings, Inc. (a)	3,290	130,317
Hertz Global Holdings, Inc. (a)	21,250	23,587
HMS Holdings Corp. (a)	12,017	287,807
Huron Consulting Group, Inc. (a)	3,126	122,946
ICF International, Inc.	2,474	152,225
Information Services Group, Inc. (a)	5,062	10,681
Insperity, Inc.	4,949	324,110
K12, Inc. (a)	5,443	143,369
Kelly Services, Inc. Class A	4,616	78,657
Kforce, Inc.	2,663	85,669
Korn Ferry	7,732	224,228
Laureate Education, Inc. Class A (a)	14,654	194,605

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Liveramp Holdings, Inc. (a)	8,746	$452,780
Medifast, Inc.	1,542	253,582
MoneyGram International, Inc. (a) (b)	8,198	23,159
Monro, Inc.	4,498	182,484
National Research Corp. Class A	1,805	88,824
Nesco Holdings, Inc. (a) (b)	1,646	6,831
Perdoceo Education Corp. (a)	9,559	117,002
PFSweb, Inc. (a)	2,046	13,688
Priority Technology Holdings, Inc. (a)	994	3,136
Progyny, Inc. (a) (b)	3,632	106,890
Quad/Graphics, Inc.	4,871	14,759
R1 RCM, Inc. (a)	14,584	250,116
Rent-A-Center, Inc.	6,607	197,483
Repay Holdings Corp. (a)	8,115	190,702
Resources Connection, Inc.	4,290	49,549
ServiceSource International, Inc. (a)	12,713	18,688
ShotSpotter, Inc. (a) (b)	1,115	34,610
SP Plus Corp. (a)	3,170	56,901
Strategic Education, Inc.	3,292	301,119
Team, Inc. (a)	4,235	23,292
Textainer Group Holdings Ltd. (a)	7,038	99,658
TriNet Group, Inc. (a)	5,616	333,141
TrueBlue, Inc. (a)	4,925	76,288
Universal Technical Institute, Inc. (a) (b)	3,749	19,045
Vectrus, Inc. (a)	1,585	60,230
Viad Corp.	2,772	57,741
Vivint Smart Home, Inc. (a)	9,973	170,339
Willdan Group, Inc. (a)	1,455	37,117
WW International, Inc. (a)	6,428	121,296
		10,490,896
Cosmetics & Personal Care — 0.2%
Edgewell Personal Care Co. (a)	7,433	207,232
elf Beauty, Inc. (a)	6,161	113,177
Inter Parfums, Inc.	2,452	91,582
Revlon, Inc. Class A (a) (b)	980	6,194
		418,185
Foods — 1.2%
B&G Foods, Inc. (b)	8,707	241,793
BellRing Brands, Inc. Class A (a)	5,499	114,049
Bridgford Foods Corp. (a)	245	4,486
Cal-Maine Foods, Inc. (a)	4,268	163,763
Calavo Growers, Inc.	2,244	148,710
The Chefs’ Warehouse, Inc. (a)	4,112	59,789
HF Foods Group, Inc. (a)	5,015	33,149
Hostess Brands, Inc. (a)	16,645	205,233
Ingles Markets, Inc. Class A	1,943	73,912
J&J Snack Foods Corp.	2,043	266,387

	Number of Shares	Value
John B Sanfilippo & Son, Inc.	1,195	$90,079
Lancaster Colony Corp.	2,588	462,734
Landec Corp. (a)	3,363	32,688
Nathan’s Famous, Inc.	358	18,348
Natural Grocers by Vitamin Cottage, Inc.	1,295	12,769
Performance Food Group Co. (a)	17,879	618,971
Seneca Foods Corp. Class A (a)	924	33,015
The Simply Good Foods Co. (a)	11,623	256,287
SpartanNash Co.	4,831	78,987
Tootsie Roll Industries, Inc. (b)	2,183	67,455
United Natural Foods, Inc. (a)	7,435	110,558
Village Super Market, Inc. Class A	1,186	29,187
Weis Markets, Inc.	1,336	64,128
		3,186,477
Health Care – Products — 4.2%
Accelerate Diagnostics, Inc. (a) (b)	4,170	44,452
Accuray, Inc. (a)	12,629	30,310
Acutus Medical, Inc. (a)	1,341	39,962
Alpha Pro Tech Ltd. (a)	1,726	25,510
Alphatec Holdings, Inc. (a)	6,281	41,706
AngioDynamics, Inc. (a)	5,176	62,423
Apyx Medical Corp. (a) (b)	4,647	21,887
AtriCure, Inc. (a)	5,966	238,043
Atrion Corp.	192	120,192
Avanos Medical, Inc. (a)	6,493	215,697
AxoGen, Inc. (a)	5,020	58,383
Axonics Modulation Technologies, Inc. (a) (b)	4,127	210,642
Bellerophon Therapeutics, Inc. (a) (b)	503	5,121
BioLife Solutions, Inc. (a)	1,873	54,205
BioSig Technologies, Inc. (a) (b)	3,102	15,293
BioTelemetry, Inc. (a)	4,567	208,164
Cantel Medical Corp. (b)	5,175	227,389
Cardiovascular Systems, Inc. (a)	5,273	207,493
CareDx, Inc. (a)	6,533	247,862
Castle Biosciences, Inc. (a)	1,601	82,371
Cerus Corp. (a)	22,390	140,161
Chembio Diagnostics, Inc. (a)	2,519	12,242
Co-Diagnostics, Inc. (a) (b)	3,701	50,297
CONMED Corp.	3,708	291,708
CryoLife, Inc. (a)	5,078	93,791
Cutera, Inc. (a)	2,365	44,864
CytoSorbents Corp. (a)	5,595	44,620
Electromed, Inc. (a)	1,018	10,597
FONAR Corp. (a)	805	16,808
GenMark Diagnostics, Inc. (a)	9,558	135,724
Glaukos Corp. (a) (b)	5,820	288,206
Hanger, Inc. (a)	5,100	80,682

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Inari Medical, Inc. (a)	1,049	$72,402
InfuSystem Holdings, Inc. (a)	1,915	24,550
Inogen, Inc. (a)	2,507	72,703
Inspire Medical Systems, Inc. (a)	3,572	460,967
Integer Holdings Corp. (a)	4,462	263,303
Intersect ENT, Inc. (a)	4,398	71,731
Invacare Corp.	4,492	33,780
iRadimed Corp. (a)	847	18,109
iRhythm Technologies, Inc. (a)	3,742	891,008
Lantheus Holdings, Inc. (a)	9,145	115,867
LeMaitre Vascular, Inc.	2,213	71,989
LivaNova PLC (a)	6,663	301,234
Luminex Corp.	5,890	154,612
Meridian Bioscience, Inc. (a)	5,773	98,026
Merit Medical Systems, Inc. (a)	7,393	321,595
Milestone Scientific, Inc. (a)	6,054	8,415
Misonix, Inc. (a)	1,624	19,049
NanoString Technologies, Inc. (a)	5,156	230,473
Natera, Inc. (a)	9,661	697,911
Natus Medical, Inc. (a)	4,602	78,832
Nemaura Medical, Inc. (a)	983	3,490
Nevro Corp. (a)	4,582	638,273
NuVasive, Inc. (a)	7,010	340,476
Nymox Pharmaceutical Corp. (a) (b)	5,768	14,189
OraSure Technologies, Inc. (a)	9,691	117,939
Orthofix Medical, Inc. (a)	2,495	77,694
OrthoPediatrics Corp. (a) (b)	1,787	82,059
PAVmed, Inc. (a) (b)	5,247	9,340
Precision BioSciences, Inc. (a)	6,442	39,683
Pulse Biosciences, Inc. (a)	1,709	20,149
Quanterix Corp. (a) (b)	2,867	96,733
Quotient Ltd. (a) (b)	7,827	40,231
Repro-Med Systems, Inc. (a)	3,595	25,956
Retractable Technologies, Inc. (a) (b)	1,941	12,927
SeaSpine Holdings Corp. (a)	3,646	52,138
Shockwave Medical, Inc. (a) (b)	3,882	294,256
Sientra, Inc. (a) (b)	6,448	21,923
Silk Road Medical, Inc. (a)	3,670	246,661
Soleno Therapeutics, Inc. (a)	8,071	20,258
Soliton, Inc. (a) (b)	779	5,952
STAAR Surgical Co. (a)	6,264	354,292
Stereotaxis, Inc. (a) (b)	5,819	20,832
Surgalign Holdings, Inc. (a)	8,059	14,587
Surmodics, Inc. (a)	1,817	70,699
Tactile Systems Technology, Inc. (a)	2,501	91,512
Utah Medical Products, Inc.	478	38,178
Varex Imaging Corp. (a)	5,334	67,848
Venus Concept, Inc. (a)	2,696	6,255
ViewRay, Inc. (a) (b)	15,365	53,777

	Number of Shares	Value
Wright Medical Group NV (a) (b)	17,559	$536,252
Zynex, Inc. (a)	2,545	44,410
		10,832,330
Health Care – Services — 2.1%
Accolade, Inc. (a)	1,585	61,609
Addus HomeCare Corp. (a)	1,883	177,962
American Renal Associates Holdings, Inc. (a)	2,004	13,828
Apollo Medical Holdings, Inc. (a) (b)	2,694	48,330
Avalon GloboCare Corp. (a) (b)	1,488	1,860
Brookdale Senior Living, Inc. (a)	24,965	63,411
Cellular Biomedicine Group, Inc. (a)	1,738	31,875
Community Health Systems, Inc. (a)	11,478	48,437
The Ensign Group, Inc.	6,979	398,222
Five Star Senior Living, Inc. (a)	2,764	14,013
Fulgent Genetics, Inc. (a) (b)	1,364	54,615
Invitae Corp. (a) (b)	15,750	682,763
The Joint Corp. (a)	1,872	32,554
LHC Group, Inc. (a)	4,143	880,636
Magellan Health, Inc. (a)	3,250	246,285
MEDNAX, Inc. (a)	10,143	165,128
Medpace Holdings, Inc. (a)	3,726	416,381
National HealthCare Corp.	1,735	108,108
OPKO Health, Inc. (a) (b)	54,236	200,131
The Pennant Group, Inc. (a)	3,477	134,073
Personalis, Inc. (a) (b)	3,229	69,972
Progenity, Inc. (a)	463	4,176
The Providence Service Corp. (a)	1,648	153,116
RadNet, Inc. (a) (b)	5,974	91,701
Select Medical Holdings Corp. (a)	14,812	308,386
SI-BONE, Inc. (a)	3,452	81,881
Surgery Partners, Inc. (a)	3,097	67,824
Tenet Healthcare Corp. (a)	14,257	349,439
Tivity Health, Inc. (a)	5,967	83,657
Triple-S Management Corp. Class B (a)	3,071	54,879
U.S. Physical Therapy, Inc.	1,721	149,521
Vapotherm, Inc. (a) (b)	2,728	79,112
Viemed Healthcare, Inc. (a)	4,680	40,435
		5,314,320
Household Products & Wares — 0.5%
Acco Brands Corp.	12,652	73,382
Central Garden & Pet Co. (a)	1,362	54,385
Central Garden & Pet Co. Class A (a)	5,338	192,915
Helen of Troy Ltd. (a)	3,452	668,031
Quanex Building Products Corp.	4,474	82,500
WD-40 Co.	1,862	352,495
		1,423,708

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 4.3%
89bio, Inc. (a) (b)	887	$22,760
AcelRx Pharmaceuticals, Inc. (a) (b)	11,146	15,827
AdaptHealth Corp. (a)	3,409	74,350
Aeglea BioTherapeutics, Inc. (a)	5,924	42,001
Aerie Pharmaceuticals, Inc. (a) (b)	4,907	57,755
Agile Therapeutics, Inc. (a) (b)	9,581	29,126
Aimmune Therapeutics, Inc. (a) (b)	6,344	218,551
Akcea Therapeutics, Inc. (a)	2,280	41,359
Akebia Therapeutics, Inc. (a)	19,487	48,912
Alector, Inc. (a)	6,309	66,465
Allovir, Inc. (a)	2,440	67,100
Amneal Pharmaceuticals, Inc. (a) (b)	13,674	53,055
Amphastar Pharmaceuticals, Inc. (a)	4,870	91,312
Anika Therapeutics, Inc. (a)	1,897	67,135
Antares Pharma, Inc. (a)	22,730	61,371
Aquestive Therapeutics, Inc. (a)	2,908	14,118
Arvinas, Inc. (a)	3,968	93,684
Athenex, Inc. (a)	8,450	102,245
Avenue Therapeutics, Inc. (a)	975	10,559
Axcella Health, Inc. (a)	2,034	9,397
Axsome Therapeutics, Inc. (a) (b)	3,780	269,325
Aytu BioScience, Inc. (a) (b)	3,351	3,988
Beyond Air, Inc. (a) (b)	1,913	9,928
Beyondspring, Inc. (a)	1,982	26,380
BioDelivery Sciences International, Inc. (a)	11,903	44,398
BioSpecifics Technologies Corp. (a)	863	45,592
Bioxcel Therapeutics, Inc. (a)	1,598	69,289
Calyxt, Inc. (a) (b)	1,512	8,301
Cassava Sciences, Inc. (a) (b)	3,065	35,278
Catalyst Biosciences, Inc. (a)	2,840	12,212
Catalyst Pharmaceuticals, Inc. (a) (b)	13,540	40,214
Checkpoint Therapeutics, Inc. (a)	5,979	16,024
Chiasma, Inc. (a) (b)	6,821	29,330
Chimerix, Inc. (a)	6,814	16,967
Cidara Therapeutics, Inc. (a)	4,889	13,934
Clovis Oncology, Inc. (a) (b)	11,301	65,885
Coherus Biosciences, Inc. (a) (b)	7,849	143,951
Collegium Pharmaceutical, Inc. (a)	4,701	97,875
Concert Pharmaceuticals, Inc. (a)	3,865	37,954
Corbus Pharmaceuticals Holdings, Inc. (a) (b)	9,394	16,909
Corcept Therapeutics, Inc. (a)	13,106	228,110
CorMedix, Inc. (a) (b)	4,041	24,367
Cyclerion Therapeutics, Inc. (a) (b)	3,125	19,000
Cytokinetics, Inc. (a)	9,050	195,932
Durect Corp. (a)	27,196	46,505
Eagle Pharmaceuticals, Inc. (a)	1,517	64,442

	Number of Shares	Value
Eidos Therapeutics, Inc. (a) (b)	1,486	$75,088
Eloxx Pharmaceuticals, Inc. (a) (b)	3,899	10,254
Enanta Pharmaceuticals, Inc. (a)	2,578	118,021
Endo International PLC (a)	30,882	101,911
Eton Pharmaceuticals, Inc. (a) (b)	1,925	15,208
Evofem Biosciences, Inc. (a) (b)	10,448	24,657
Fennec Pharmaceuticals, Inc. (a) (b)	2,995	18,150
Flexion Therapeutics, Inc. (a) (b)	5,965	62,096
Fortress Biotech, Inc. (a)	8,497	34,328
Fulcrum Therapeutics, Inc. (a) (b)	1,792	14,211
G1 Therapeutics, Inc. (a) (b)	4,646	53,661
Galectin Therapeutics, Inc. (a) (b)	5,247	14,009
Gritstone Oncology, Inc. (a)	3,855	10,216
Harpoon Therapeutics, Inc. (a)	1,478	25,111
Harrow Health, Inc. (a)	3,275	18,307
Heron Therapeutics, Inc. (a)	11,948	177,069
Heska Corp. (a) (b)	958	94,641
Hookipa Pharma, Inc. (a) (b)	1,633	15,465
Ideaya Biosciences, Inc. (a)	2,166	27,205
IMARA, Inc. (a)	724	14,726
Intellia Therapeutics, Inc. (a) (b)	6,832	135,820
Intra-Cellular Therapies, Inc. (a)	8,919	228,862
Ironwood Pharmaceuticals, Inc. (a)	21,758	195,713
Jounce Therapeutics, Inc. (a) (b)	2,397	19,560
Kadmon Holdings, Inc. (a)	23,508	92,151
Kala Pharmaceuticals, Inc. (a) (b)	5,577	41,828
KalVista Pharmaceuticals, Inc. (a) (b)	1,896	23,871
Kura Oncology, Inc. (a)	7,237	221,742
La Jolla Pharmaceutical Co. (a) (b)	2,637	10,627
Lannett Co., Inc. (a) (b)	4,424	27,031
Lifevantage Corp. (a)	1,764	21,291
Madrigal Pharmaceuticals, Inc. (a)	1,206	143,188
Mallinckrodt PLC (a) (b)	10,943	10,651
MannKind Corp. (a) (b)	29,920	56,250
Marinus Pharmaceuticals, Inc. (a) (b)	3,410	43,822
MediciNova, Inc. (a) (b)	5,819	30,492
Minerva Neurosciences, Inc. (a) (b)	4,765	15,153
Mirum Pharmaceuticals, Inc. (a) (b)	738	14,221
Momenta Pharmaceuticals, Inc. (a)	16,087	844,246
Morphic Holding, Inc. (a)	1,847	50,497
MyoKardia, Inc. (a)	6,931	944,903
Nature’s Sunshine Products, Inc. (a)	1,236	14,301
Neogen Corp. (a)	7,198	563,243
Neoleukin Therapeutics, Inc. (a) (b)	4,389	52,668
Neubase Therapeutics, Inc. (a)	2,350	17,837
NeuroBo Pharmaceuticals, Inc. (a) (b)	627	3,524
Ocular Therapeutix, Inc. (a)	8,244	62,737
Odonate Therapeutics, Inc. (a)	1,742	23,395
Optinose, Inc. (a) (b)	4,753	18,537

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Option Care Health, Inc. (a)	5,987	$80,046
ORIC Pharmaceuticals, Inc. (a)	1,228	30,712
Owens & Minor, Inc.	8,582	215,494
Pacira BioSciences, Inc. (a)	5,703	342,864
Paratek Pharmaceuticals, Inc. (a) (b)	5,968	32,287
Passage Bio, Inc. (a)	1,882	24,673
Patterson Cos., Inc.	11,576	279,039
PhaseBio Pharmaceuticals, Inc. (a) (b)	2,190	7,687
Phibro Animal Health Corp. Class A	2,732	47,537
Prestige Consumer Healthcare, Inc. (a)	6,869	250,169
Protagonist Therapeutics, Inc. (a)	4,133	80,800
Recro Pharma, Inc. (a)	2,781	5,840
Relmada Therapeutics, Inc. (a)	1,995	75,052
Revance Therapeutics, Inc. (a)	8,586	215,852
Rhythm Pharmaceuticals, Inc. (a)	4,579	99,227
Rockwell Medical, Inc. (a) (b)	10,017	10,718
scPharmaceuticals, Inc. (a)	786	5,856
Seres Therapeutics, Inc. (a)	7,242	205,021
SIGA Technologies, Inc. (a)	7,088	48,695
Spectrum Pharmaceuticals, Inc. (a)	19,635	80,111
Spero Therapeutics, Inc. (a) (b)	1,948	21,740
Supernus Pharmaceuticals, Inc. (a)	6,749	140,649
Syros Pharmaceuticals, Inc. (a) (b)	5,595	49,460
TG Therapeutics, Inc. (a)	15,152	405,468
TherapeuticsMD, Inc. (a) (b)	32,541	51,415
Tricida, Inc. (a) (b)	3,894	35,280
UroGen Pharma Ltd. (a) (b)	2,667	51,446
USANA Health Sciences, Inc. (a)	1,576	116,072
Vanda Pharmaceuticals, Inc. (a)	7,451	71,977
Vaxcyte, Inc. (a)	2,483	122,611
Verrica Pharmaceuticals, Inc. (a) (b)	1,630	12,616
Voyager Therapeutics, Inc. (a)	3,646	38,903
vTv Therapeutics, Inc. Class A (a)	1,420	2,513
Xeris Pharmaceuticals, Inc. (a) (b)	6,261	37,128
Zogenix, Inc. (a)	7,575	135,820
		11,052,445
		68,384,362
Diversified — 0.0%
Holding Company – Diversified — 0.0%
Professional Holding Corp. Class A (a) (b)	1,534	20,571
Energy — 2.8%
Coal — 0.1%
Advanced Emissions Solutions, Inc. (b)	2,335	9,480
CONSOL Energy, Inc. (a)	3,655	16,192
NACCO Industries, Inc. Class A	525	9,560
Peabody Energy Corp.	8,739	20,100

	Number of Shares	Value
SunCoke Energy, Inc.	11,714	$40,062
Warrior Met Coal, Inc.	7,054	120,482
		215,876
Energy – Alternate Sources — 1.2%
Clean Energy Fuels Corp. (a)	17,868	44,313
FuelCell Energy, Inc. (a) (b)	28,965	61,985
FutureFuel Corp.	3,422	38,908
Green Plains, Inc. (a)	4,646	71,920
Maxeon Solar Technologies Ltd. (a) (b)	1,348	22,862
Plug Power, Inc. (a) (b)	46,510	623,699
Renewable Energy Group, Inc. (a)	5,218	278,746
REX American Resources Corp. (a)	772	50,651
Sunnova Energy International, Inc. (a)	7,244	220,290
SunPower Corp. (a) (b)	10,441	130,617
Sunrun, Inc. (a)	16,212	1,249,459
TPI Composites, Inc. (a)	4,164	120,589
Vivint Solar, Inc. (a) (b)	6,712	284,253
		3,198,292
Oil & Gas — 1.1%
Adams Resources & Energy, Inc.	248	4,935
Antero Resources Corp. (a)	33,087	90,989
Berry Corp.	9,036	28,644
Bonanza Creek Energy, Inc. (a)	2,642	49,670
Brigham Minerals, Inc. Class A	5,021	44,787
CNX Resources Corp. (a)	30,369	286,683
Comstock Resources, Inc. (a)	3,442	15,076
Contango Oil & Gas Co. (a) (b)	11,950	16,013
CVR Energy, Inc. (b)	4,047	50,102
Delek US Holdings, Inc.	8,513	94,750
Earthstone Energy, Inc. Class A (a) (b)	2,874	7,444
Evolution Petroleum Corp.	3,884	8,700
Falcon Minerals Corp.	5,472	13,352
Goodrich Petroleum Corp. (a)	1,281	9,851
Gulfport Energy Corp. (a) (b)	20,682	10,901
Kosmos Energy Ltd.	55,103	53,759
Magnolia Oil & Gas Corp. Class A (a)	17,218	89,017
Matador Resources Co. (a)	15,050	124,313
Montage Resources Corp. (a)	2,996	13,152
Murphy USA, Inc. (a)	3,764	482,808
Nabors Industries Ltd. (b)	986	24,098
Ovintiv, Inc. (b)	35,719	291,467
Par Pacific Holdings, Inc. (a)	5,509	37,296
Patterson-UTI Energy, Inc.	24,928	71,045
PBF Energy, Inc. Class A	13,031	74,146
PDC Energy, Inc. (a)	13,556	168,027
Penn Virginia Corp. (a)	1,947	19,178
PrimeEnergy Corp. (a)	71	4,700

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
ProPetro Holding Corp. (a)	11,024	$44,757
Range Resources Corp.	29,222	193,450
SM Energy Co.	15,895	25,273
Southwestern Energy Co. (a)	81,747	192,105
Talos Energy, Inc. (a) (b)	1,613	10,404
Tellurian, Inc. (a) (b)	21,343	17,006
Transocean Ltd. (a) (b)	79,611	64,238
Trecora Resources (a)	3,535	21,705
W&T Offshore, Inc. (a) (b)	13,301	23,942
Whiting Petroleum Corp. (a)	171	2,957
		2,780,740
Oil & Gas Services — 0.4%
Archrock, Inc.	17,881	96,200
ChampionX Corp. (a)	25,342	202,482
DMC Global, Inc. (b)	1,969	64,859
Dril-Quip, Inc. (a)	4,791	118,625
Exterran Corp. (a)	3,814	15,866
Frank’s International NV (a)	20,810	32,047
Helix Energy Solutions Group, Inc. (a) (b)	19,212	46,301
Liberty Oilfield Services, Inc. Class A (b)	8,918	71,255
Matrix Service Co. (a)	3,612	30,160
MRC Global, Inc. (a)	10,965	46,930
National Energy Services Reunited Corp. (a)	2,677	17,079
Newpark Resources, Inc. (a)	12,620	13,251
NexTier Oilfield Solutions, Inc. (a)	22,314	41,281
NOW, Inc. (a)	15,053	68,341
Oceaneering International, Inc. (a)	13,505	47,538
Oil States International, Inc. (a)	8,157	22,269
RPC, Inc. (a)	8,248	21,775
Select Energy Services, Inc. Class A (a)	7,925	30,432
Solaris Oilfield Infrastructure, Inc. Class A	3,607	22,868
Thermon Group Holdings, Inc. (a)	4,583	51,467
US Silica Holdings, Inc.	9,841	29,523
		1,090,549
Pipelines — 0.0%
NextDecade Corp. (a)	2,652	7,903
		7,293,360
Financial — 20.9%
Banks — 7.0%
The The Bank of Princeton	795	14,445
1st Constitution Bancorp (b)	1,091	12,983
1st Source Corp.	2,232	68,835
ACNB Corp.	1,193	24,814
Alerus Financial Corp.	1,975	38,710

	Number of Shares	Value
Allegiance Bancshares, Inc.	2,610	$60,996
Altabancorp	2,241	45,089
Amalgamated Bank Class A	1,863	19,711
American National Bankshares, Inc.	1,503	31,443
Ameris Bancorp	9,001	205,043
Ames National Corp.	1,257	21,231
Arrow Financial Corp.	1,862	46,724
Atlantic Capital Bancshares, Inc. (a)	2,947	33,448
Atlantic Union Bankshares Corp.	10,585	226,201
Auburn National Bancorp, Inc.	342	12,401
BancFirst Corp.	2,542	103,815
The Bancorp, Inc. (a)	7,076	61,137
BancorpSouth Bank	13,446	260,584
Bank First Corp. (b)	888	52,126
Bank of Commerce Holdings	2,192	15,278
Bank of Marin Bancorp	1,819	52,678
The Bank of NT Butterfield & Son Ltd.	6,901	153,754
Bank7 Corp.	415	3,901
BankUnited, Inc.	12,510	274,094
Bankwell Financial Group, Inc.	801	11,334
Banner Corp.	4,809	155,138
Bar Harbor Bankshares	2,020	41,511
Baycom Corp. (a) (b)	1,438	14,811
BCB Bancorp, Inc.	2,107	16,856
Bogota Financial Corp. (a)	846	6,447
Bridge Bancorp, Inc.	2,280	39,740
Bridgewater Bancshares, Inc. (a)	3,108	29,495
Bryn Mawr Bank Corp.	2,684	66,751
Business First Bancshares, Inc. (b)	2,614	39,210
Byline Bancorp, Inc.	3,190	35,983
C&F Financial Corp.	478	14,197
Cadence BanCorp	16,791	144,235
California Bancorp, Inc. (a)	903	10,231
Cambridge Bancorp	894	47,525
Camden National Corp.	2,093	63,261
Capital Bancorp, Inc. /MD (a)	1,135	10,737
Capital City Bank Group, Inc.	1,892	35,551
Capstar Financial Holdings, Inc.	2,329	22,848
Carter Bank & Trust	2,820	18,753
Cathay General Bancorp	10,250	222,220
CB Financial Services, Inc.	590	11,257
CBTX, Inc.	2,483	40,572
Central Pacific Financial Corp.	3,775	51,227
Central Valley Community Bancorp	1,491	18,414
Century Bancorp, Inc. Class A	402	26,428
Chemung Financial Corp.	443	12,789
ChoiceOne Financial Services, Inc.	998	25,968
CIT Group, Inc.	13,444	238,093

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Citizens & Northern Corp.	1,883	$30,580
Citizens Holding Co.	685	15,358
City Holding Co.	2,133	122,882
Civista Bancshares, Inc.	1,998	25,015
CNB Financial Corp.	2,088	31,049
Coastal Financial Corp. (a)	1,135	13,904
Codorus Valley Bancorp, Inc.	1,336	17,502
Colony Bankcorp, Inc.	1,052	11,309
Columbia Banking System, Inc.	9,764	232,871
Community Bank System, Inc.	7,181	391,077
The Community Financial Corp.	761	16,247
Community Trust Bancorp, Inc.	2,108	59,572
ConnectOne Bancorp, Inc.	5,055	71,124
County Bancorp, Inc.	732	13,762
CrossFirst Bankshares, Inc. (a) (b)	6,486	56,363
Customers Bancorp, Inc. (a)	4,027	45,102
CVB Financial Corp.	17,624	293,087
Eagle Bancorp, Inc.	4,431	118,707
Enterprise Bancorp, Inc.	1,150	24,173
Enterprise Financial Services Corp.	3,363	91,709
Equity Bancshares, Inc. Class A (a)	1,915	29,683
Esquire Financial Holdings, Inc. (a)	985	14,775
Evans Bancorp, Inc.	672	14,952
Farmers & Merchants Bancorp, Inc. /Archbold OH (b)	1,427	28,554
Farmers National Banc Corp.	3,511	38,340
FB Financial Corp.	4,338	108,971
Fidelity D&D Bancorp, Inc. (b)	556	27,083
Financial Institutions, Inc.	2,235	34,419
First BanCorp	29,225	152,555
First Bancorp	4,009	83,908
First Bancorp, Inc.	1,427	30,081
The First Bancshares, Inc.	2,788	58,464
First Bank	2,348	14,558
First Busey Corp.	6,888	109,450
First Business Financial Services, Inc.	1,169	16,705
First Choice Bancorp	1,305	17,343
First Commonwealth Financial Corp.	13,035	100,891
First Community Bancshares, Inc.	2,436	43,970
First Community Corp.	1,047	14,271
First Financial Bancorp	13,144	157,794
First Financial Bankshares, Inc.	17,597	491,132
First Financial Corp.	1,907	59,880
First Foundation, Inc.	5,500	71,885
First Guaranty Bancshares, Inc.	425	5,147
First Internet Bancorp	1,334	19,650
First Interstate BancSystem, Inc. Class A	5,703	181,641
First Merchants Corp.	7,256	168,049

	Number of Shares	Value
First Mid Bancshares, Inc.	2,051	$51,172
First Midwest Bancorp, Inc.	15,405	166,066
First Northwest Bancorp	1,317	13,038
The First of Long Island Corp.	3,200	47,392
First United Corp.	982	11,499
Flagstar Bancorp, Inc.	5,821	172,476
FNCB Bancorp, Inc. (b)	2,425	12,901
Franklin Financial Services Corp.	585	12,507
Fulton Financial Corp.	21,549	201,052
FVCBankcorp, Inc. (a) (b)	1,739	17,390
German American Bancorp Inc.	3,452	93,687
Glacier Bancorp, Inc.	13,060	418,573
Great Southern Bancorp, Inc.	1,554	56,286
Great Western Bancorp, Inc.	7,407	92,217
Guaranty Bancshares, Inc.	907	22,575
Hancock Whitney Corp.	11,715	220,359
Hanmi Financial Corp.	3,970	32,594
HarborOne Bancorp, Inc. (a)	7,280	58,750
Hawthorn Bancshares, Inc.	833	15,777
HBT Financial, Inc.	1,184	13,284
Heartland Financial USA, Inc.	4,678	140,317
Heritage Commerce Corp.	7,765	51,676
Heritage Financial Corp.	4,962	91,251
Hilltop Holdings, Inc.	9,809	201,869
Home BancShares, Inc.	20,772	314,904
HomeStreet, Inc.	2,996	77,177
Hope Bancorp, Inc.	16,117	122,247
Horizon Bancorp, Inc.	5,885	59,380
Howard Bancorp, Inc. (a)	1,934	17,367
Independent Bank Corp.	4,477	234,505
Independent Bank Corp. of Michigan	2,980	37,459
Independent Bank Group, Inc.	5,047	222,976
International Bancshares Corp.	7,255	189,065
Investar Holding Corp.	1,489	19,089
Kearny Financial Corp.	10,911	78,668
Lakeland Bancorp, Inc.	6,552	65,192
Lakeland Financial Corp.	3,355	138,226
Landmark Bancorp, Inc.	441	9,415
LCNB Corp.	1,505	20,543
Level One Bancorp, Inc.	723	11,279
Limestone Bancorp, Inc. (a)	738	7,764
Live Oak Bancshares, Inc.	3,878	98,230
Luther Burbank Corp.	2,706	22,595
Macatawa Bank Corp.	3,327	21,725
Mackinac Financial Corp.	1,305	12,593
MainStreet Bancshares, Inc. (a)	1,003	12,277
Mercantile Bank Corp.	2,083	37,536
Merchants Bancorp	1,131	22,292
Meridian Corp.	786	12,678

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Meta Financial Group, Inc.	4,516	$86,798
Metrocity Bankshares, Inc. (b)	2,309	30,410
Metropolitan Bank Holding Corp. (a)	995	27,860
Mid Penn Bancorp, Inc.	976	16,895
Middlefield Banc Corp.	874	16,868
Midland States Bancorp, Inc.	2,841	36,507
MidWestOne Financial Group, Inc.	2,071	37,009
MVB Financial Corp.	1,252	19,994
National Bank Holdings Corp. Class A	3,938	103,373
National Bankshares, Inc.	935	23,684
NBT Bancorp, Inc.	5,777	154,939
Nicolet Bankshares, Inc. (a)	1,255	68,536
Northeast Bank (a)	1,065	19,596
Northrim BanCorp, Inc.	916	23,349
Norwood Financial Corp.	747	18,167
Oak Valley Bancorp (b)	971	11,128
OFG Bancorp	6,957	86,684
Ohio Valley Banc Corp.	631	13,036
Old National Bancorp	22,297	280,050
Old Second Bancorp, Inc.	3,788	28,391
OP Bancorp	1,847	10,565
Origin Bancorp, Inc.	3,002	64,123
Orrstown Financial Services, Inc.	1,598	20,454
Park National Corp.	1,954	160,150
Parke Bancorp, Inc.	1,313	15,677
Partners Bancorp	985	5,546
PCB Bancorp	1,829	16,077
PCSB Financial Corp.	2,088	25,202
Peapack Gladstone Financial Corp.	2,580	39,087
Penns Woods Bancorp, Inc.	973	19,314
Peoples Bancorp of North Carolina, Inc.	652	10,060
Peoples Bancorp, Inc.	2,392	45,663
Peoples Financial Services Corp.	985	34,239
Pioneer Bancorp, Inc. (a)	1,697	15,069
Plumas Bancorp	680	13,382
Ponce de Leon Federal Bank (a)	1,059	9,340
Preferred Bank	1,874	60,193
Premier Financial Bancorp, Inc.	1,849	19,969
Premier Financial Corp.	5,094	79,339
Provident Bancorp, Inc.	1,232	9,597
QCR Holdings, Inc.	2,000	54,820
RBB Bancorp	2,199	24,937
Red River Bancshares, Inc. (b)	696	29,928
Reliant Bancorp, Inc.	2,166	31,407
Renasant Corp.	7,368	167,401
Republic Bancorp, Inc. Class A	1,372	38,636
Republic First Bancorp, Inc. (a)	5,271	10,437
Richmond Mutual BanCorp, Inc.	1,523	16,113

	Number of Shares	Value
S&T Bancorp, Inc.	5,225	$92,430
Salisbury Bancorp, Inc.	371	11,727
Sandy Spring Bancorp, Inc.	6,336	146,235
SB Financial Group, Inc.	1,039	14,016
Seacoast Banking Corp. of Florida (a)	7,131	128,572
Select Bancorp, Inc. (a)	2,240	16,106
ServisFirst Bancshares, Inc.	6,623	225,381
Shore Bancshares, Inc.	1,754	19,259
Sierra Bancorp	1,836	30,826
Silvergate Capital Corp. (a) (b)	2,175	31,320
Simmons First National Corp. Class A	14,744	233,766
SmartFinancial, Inc.	1,833	24,910
South Plains Financial, Inc.	1,550	19,236
South State Corp.	9,546	459,640
Southern First Bancshares, Inc. (a)	934	22,556
Southern National Bancorp of Virginia, Inc.	2,453	21,292
Southside Bancshares, Inc.	4,383	107,077
Spirit of Texas Bancshares, Inc. (a)	1,689	18,849
Standard AVB Financial Corp.	564	18,415
Sterling Bancorp, Inc.	2,325	6,998
Stock Yards Bancorp, Inc.	2,762	94,019
Summit Financial Group, Inc.	1,593	23,592
Texas Capital Bancshares, Inc. (a)	6,890	214,486
Tompkins Financial Corp.	1,941	110,268
Towne Bank	9,283	152,241
TriCo Bancshares	3,705	90,735
TriState Capital Holdings, Inc. (a)	3,684	48,776
Triumph Bancorp, Inc. (a)	3,103	96,627
TrustCo Bank Corp NY	12,893	67,301
Trustmark Corp.	8,563	183,334
UMB Financial Corp.	5,934	290,825
United Bankshares, Inc.	16,872	362,242
United Community Banks, Inc.	10,582	179,153
United Security Bancshares/Fresno CA	1,910	11,670
Unity Bancorp, Inc.	1,117	12,935
Univest Corp. of Pennsylvania	3,851	55,339
Valley National Bancorp	54,115	370,688
Veritex Holdings, Inc.	6,443	109,724
Walker & Dunlop, Inc.	3,857	204,421
Washington Trust Bancorp, Inc.	2,389	73,247
WesBanco, Inc.	8,859	189,228
West BanCorp, Inc.	2,083	32,995
Westamerica Bancorp.	3,557	193,323
Western New England Bancorp, Inc.	2,841	15,995
		18,148,231

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial Services — 2.4%
Altisource Portfolio Solutions SA (a) (b)	576	$7,298
Amerant Bancorp, Inc. (a) (b)	3,199	29,783
Arlington Asset Investment Corp. Class A	5,131	14,572
Artisan Partners Asset Management, Inc. Class A	7,508	292,737
Assetmark Financial Holdings, Inc. (a)	2,320	50,437
Associated Capital Group, Inc. Class A	274	9,900
Atlanticus Holdings Corp. (a)	739	8,794
B. Riley Financial, Inc.	2,526	63,302
BGC Partners, Inc. Class A	40,808	97,939
Blucora, Inc. (a)	6,748	63,566
Boston Private Financial Holdings, Inc.	11,106	61,305
Brightsphere Investment Group, Inc.	8,366	107,921
Calamos Asset Management, Inc. (c) (d)	2,722	—
Cohen & Steers, Inc.	3,337	186,004
Columbia Financial, Inc. (a)	6,633	73,626
Cowen, Inc.	3,620	58,897
Curo Group Holdings Corp.	2,679	18,887
Diamond Hill Investment Group, Inc.	421	53,181
Encore Capital Group, Inc. (a)	4,258	164,316
Enova International, Inc. (a)	4,064	66,609
EZCORP, Inc. Class A (a)	6,841	34,410
Federal Agricultural Mortgage Corp. Class C	1,243	79,129
Federated Hermes, Inc.	13,179	283,480
First Western Financial, Inc. (a)	914	11,836
Focus Financial Partners, Inc. Class A (a)	4,353	142,735
GAMCO Investors, Inc. Class A	603	6,977
Greenhill & Co., Inc.	1,994	22,632
Hamilton Lane, Inc. Class A	4,115	265,788
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	9,860	416,782
Houlihan Lokey, Inc.	6,993	412,937
I3 Verticals, Inc. Class A (a)	1,968	49,692
International Money Express, Inc. (a) (b)	3,215	46,184
LendingClub Corp. (a)	9,410	44,321
Marlin Business Services Corp.	1,240	8,742
MMA Capital Holdings, Inc. (a)	681	15,329
Moelis & Co. Class A	7,220	253,711
Mr Cooper Group, Inc. (a)	10,446	233,155
Navient Corp.	26,109	220,621
Nelnet, Inc. Class A	2,345	141,286

	Number of Shares	Value
Oportun Financial Corp. (a) (b)	2,743	$32,340
Oppenheimer Holdings, Inc. Class A	1,224	27,320
Paysign, Inc. (a) (b)	4,344	24,674
PennyMac Financial Services, Inc.	5,792	336,631
Piper Sandler Cos.	2,374	173,302
PJT Partners, Inc. Class A	3,214	194,801
PRA Group, Inc. (a)	6,158	246,012
Pzena Investment Management, Inc. Class A	1,998	10,709
Regional Management Corp. (a)	1,086	18,093
Sculptor Capital Management, Inc. (b)	2,458	28,857
Siebert Financial Corp. (a) (b)	1,489	4,810
Silvercrest Asset Management Group, Inc. Class A	1,138	11,904
Stifel Financial Corp.	9,092	459,692
Stonex Group, Inc. (a)	2,232	114,189
Virtus Investment Partners, Inc.	996	138,095
Waddell & Reed Financial, Inc. Class A (b)	8,786	130,472
Westwood Holdings Group, Inc.	1,145	12,755
WisdomTree Investments, Inc.	19,392	62,054
World Acceptance Corp. (a) (b)	642	67,763
		6,213,294
Insurance — 2.8%
Ambac Financial Group, Inc. (a)	6,194	79,097
American Equity Investment Life Holding Co.	12,371	272,038
AMERISAFE, Inc.	2,608	149,595
Argo Group International Holdings Ltd.	4,501	154,969
BRP Group, Inc. (a)	4,604	114,686
Citizens, Inc. (a) (b)	6,645	36,813
CNO Financial Group, Inc.	19,306	309,668
Crawford & Co. Class A	2,305	15,075
Donegal Group, Inc. Class A	1,599	22,498
eHealth, Inc. (a)	3,478	274,762
Employers Holdings, Inc.	3,915	118,429
Enstar Group Ltd. (a)	1,640	264,860
Essent Group Ltd.	15,043	556,742
FBL Financial Group, Inc. Class A	1,302	62,756
Fednat Holding Co.	1,547	9,777
Genworth Financial, Inc. Class A (a)	68,835	230,597
Goosehead Insurance, Inc. Class A	1,762	152,572
Greenlight Capital Re Ltd. Class A (a)	3,807	25,621
GWG Holdings, Inc. (a) (b)	411	3,535
HCI Group, Inc.	867	42,734
Heritage Insurance Holdings, Inc.	3,548	35,906
Horace Mann Educators Corp.	5,646	188,576
Independence Holding Co.	578	21,796

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Investors Title Co.	160	$20,810
James River Group Holdings Ltd.	4,076	181,504
Kinsale Capital Group, Inc.	2,888	549,240
MBIA, Inc. (a) (b)	7,198	43,620
National General Holdings Corp.	9,307	314,111
National Western Life Group, Inc. Class A	349	63,787
NI Holdings, Inc. (a)	1,160	19,592
NMI Holdings, Inc. Class A (a)	11,218	199,680
Palomar Holdings, Inc. (a)	2,767	288,432
ProAssurance Corp.	7,307	114,282
ProSight Global, Inc. (a)	1,365	15,479
Protective Insurance Corp. Class B	1,101	14,456
Radian Group, Inc.	26,081	381,043
RLI Corp.	5,403	452,393
Safety Insurance Group, Inc.	1,970	136,107
Security National Financial Corp. Class A (a)	1,392	8,909
Selective Insurance Group, Inc.	8,069	415,473
Selectquote, Inc. (a)	4,349	88,067
State Auto Financial Corp.	2,477	34,084
Stewart Information Services Corp.	3,593	157,122
Third Point Reinsurance Ltd. (a)	11,096	77,117
Tiptree, Inc.	3,091	15,301
Trean Insurance Group, Inc. (a)	1,631	24,873
Trupanion, Inc. (a) (b)	4,057	320,097
United Fire Group, Inc.	2,854	57,993
United Insurance Holdings Corp.	2,924	17,720
Universal Insurance Holdings, Inc.	3,745	51,831
Vericity, Inc. (b)	272	2,774
Watford Holdings Ltd. (a) (b)	2,359	54,116
		7,263,115
Investment Companies — 0.0%
Grid Dynamics Holdings, Inc. (a)	2,789	21,559
Rafael Holdings, Inc. Class B (a)	1,344	20,832
		42,391
Private Equity — 0.1%
Kennedy-Wilson Holdings, Inc.	16,679	242,179
Real Estate — 0.8%
Alexander & Baldwin, Inc.	9,890	110,867
American Realty Investors, Inc. (a)	159	1,442
CTO Realty Growth, Inc.	592	26,107
Cushman & Wakefield PLC (a) (b)	15,078	158,470
eXp World Holdings, Inc. (a)	3,342	134,816
Fathom Holdings, Inc. (a)	653	10,278
FRP Holdings, Inc. (a)	949	39,545
Griffin Industrial Realty, Inc.	379	20,258
Legacy Housing Corp. (a) (b)	1,078	14,747

	Number of Shares	Value
Marcus & Millichap, Inc. (a)	3,178	$87,459
Maui Land & Pineapple Co., Inc. (a)	964	10,430
McGrath RentCorp	3,283	195,634
Newmark Group, Inc. Class A	19,458	84,059
RE/MAX Holdings, Inc. Class A	2,380	77,897
Realogy Holdings Corp.	15,643	147,670
Redfin Corp. (a)	13,229	660,524
The RMR Group, Inc. Class A	2,051	56,341
The St. Joe Co. (a)	4,479	92,402
Stratus Properties, Inc. (a)	831	17,916
Transcontinental Realty Investors, Inc. (a)	198	4,936
		1,951,798
Real Estate Investment Trusts (REITS) — 6.9%
Acadia Realty Trust	11,464	120,372
Agree Realty Corp.	7,277	463,108
Alexander’s, Inc.	293	71,849
Alpine Income Property Trust, Inc.	991	15,410
American Assets Trust, Inc.	6,858	165,209
American Finance Trust, Inc.	14,912	93,498
Anworth Mortgage Asset Corp. (b)	13,877	22,758
Apollo Commercial Real Estate Finance, Inc.	20,261	182,552
Arbor Realty Trust, Inc.	14,426	165,466
Ares Commercial Real Estate Corp.	4,126	37,712
Armada Hoffler Properties, Inc.	7,661	70,941
ARMOUR Residential REIT, Inc.	8,979	85,390
Blackstone Mortgage Trust, Inc. Class A	18,826	413,607
Bluerock Residential Growth REIT, Inc.	3,332	25,257
Broadmark Realty Capital, Inc.	17,551	173,053
BRT Apartments Corp.	1,443	16,999
Capstead Mortgage Corp.	12,971	72,897
CareTrust REIT, Inc.	13,037	231,993
Catchmark Timber Trust, Inc. Class A	6,704	59,867
Chatham Lodging Trust	6,539	49,827
Cherry Hill Mortgage Investment Corp.	2,144	19,253
Chimera Investment Corp.	26,217	214,979
CIM Commercial Trust Corp.	1,564	15,421
City Office REIT, Inc.	5,808	43,676
Clipper Realty, Inc.	1,893	11,453
Colony Capital, Inc.	65,535	178,911
Colony Credit Real Estate Inc.	11,364	55,797
Columbia Property Trust, Inc.	15,605	170,251
Community Healthcare Trust, Inc.	2,918	136,446
CoreCivic, Inc.	16,309	130,472
CorEnergy Infrastructure Trust, Inc.	2,008	11,727

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
CorePoint Lodging Inc.	5,140	$28,013
DiamondRock Hospitality Co.	27,103	137,412
Diversified Healthcare Trust	32,334	113,816
Dynex Capital, Inc. (b)	2,981	45,341
Easterly Government Properties, Inc.	10,929	244,919
EastGroup Properties, Inc.	5,277	682,474
Ellington Financial, Inc.	5,583	68,448
Ellington Residential Mortgage REIT	1,165	12,931
Essential Properties Realty Trust, Inc.	12,709	232,829
Farmland Partners, Inc. (b)	3,641	24,249
Four Corners Property Trust, Inc.	9,610	245,920
Franklin Street Properties Corp.	14,098	51,599
Front Yard Residential Corp.	6,897	60,280
The GEO Group, Inc.	16,076	182,302
Getty Realty Corp.	4,665	121,337
Gladstone Commercial Corp.	4,604	77,577
Gladstone Land Corp.	2,676	40,193
Global Medical REIT, Inc.	5,671	76,558
Global Net Lease, Inc.	12,259	194,918
Granite Point Mortgage Trust, Inc.	7,345	52,076
Great Ajax Corp. (b)	2,919	24,198
Healthcare Realty Trust, Inc.	18,455	555,865
Hersha Hospitality Trust	4,719	26,143
Independence Realty Trust, Inc.	12,883	149,314
Industrial Logistics Properties Trust	8,870	193,987
Innovative Industrial Properties, Inc.	2,903	360,291
Invesco Mortgage Capital, Inc. (b)	24,881	67,427
Investors Real Estate Trust	1,730	112,744
iStar, Inc. (b)	9,938	117,368
Jernigan Capital, Inc.	3,152	54,025
Kite Realty Group Trust	11,272	130,530
KKR Real Estate Finance Trust, Inc.	3,889	64,285
Ladder Capital Corp.	14,344	102,129
Lexington Realty Trust	37,336	390,161
LTC Properties, Inc.	5,305	184,932
The Macerich Co. (b)	20,440	138,788
Mack-Cali Realty Corp.	11,838	149,396
MFA Financial, Inc.	61,890	165,865
Monmouth Real Estate Investment Corp.	12,966	179,579
National Health Investors, Inc.	5,873	353,966
National Storage Affiliates Trust	8,550	279,670
NETSTREIT Corp. (a)	1,635	29,855
New Senior Investment Group, Inc.	11,563	46,252
New York Mortgage Trust, Inc.	51,682	131,789
NexPoint Residential Trust, Inc.	2,939	130,345
Office Properties, Inc. ome Trust	6,496	134,597
One Liberty Properties, Inc.	2,076	33,963
Orchid Island Capital, Inc. (b)	9,051	45,345

	Number of Shares	Value
Pebblebrook Hotel Trust	17,761	$222,545
PennyMac Mortgage Investment Trust	13,532	217,459
Physicians Realty Trust	28,516	510,722
Piedmont Office Realty Trust, Inc. Class A	17,207	233,499
Plymouth Industrial REIT, Inc.	2,078	25,643
PotlatchDeltic Corp.	8,946	376,627
Preferred Apartment Communities, Inc. Class A	6,678	36,061
PS Business Parks, Inc.	2,745	335,961
QTS Realty Trust, Inc. Class A	8,390	528,738
Ready Capital Corp. REIT	5,722	64,086
Redwood Trust, Inc.	15,613	117,410
Retail Opportunity Investments Corp.	15,860	165,182
Retail Properties of America, Inc. Class A	29,240	169,884
Retail Value, Inc.	2,315	29,100
RLJ Lodging Trust	22,390	193,897
RPT Realty	11,187	60,857
Ryman Hospitality Properties, Inc.	6,887	253,442
Sabra Health Care REIT, Inc.	28,035	386,462
Safehold, Inc. (b)	2,362	146,680
Saul Centers, Inc.	1,570	41,731
Seritage Growth Properties Class A (a) (b)	4,679	62,933
Service Properties Trust	22,368	177,826
SITE Centers Corp.	21,033	151,438
STAG Industrial, Inc.	20,473	624,222
Summit Hotel Properties, Inc.	14,062	72,841
Sunstone Hotel Investors, Inc.	29,321	232,809
Tanger Factory Outlet Centers, Inc. (b)	12,328	74,338
Terreno Realty Corp.	9,105	498,590
TPG RE Finance Trust, Inc.	8,182	69,220
Two Harbors Investment Corp.	37,366	190,193
UMH Properties, Inc.	4,981	67,443
Uniti Group, Inc.	26,377	277,882
Universal Health Realty Income Trust	1,749	99,675
Urban Edge Properties	15,834	153,906
Urstadt Biddle Properties, Inc. Class A	3,880	35,696
Washington Real Estate Investment Trust	11,255	226,563
Western Asset Mortgage Capital Corp. (b)	7,372	15,039
Whitestone REIT	5,139	30,834
Xenia Hotels & Resorts, Inc.	15,651	137,416
		17,887,002
Savings & Loans — 0.9%
Axos Financial, Inc. (a)	7,832	182,564
Banc of California, Inc.	6,183	62,572

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
BankFinancial Corp.	1,983	$14,317
Berkshire Hills Bancorp, Inc.	6,035	61,014
Brookline Bancorp, Inc.	10,701	92,510
Capitol Federal Financial, Inc.	18,010	166,863
Community Bankers Trust Corp.	3,111	15,804
Dime Community Bancshares, Inc.	4,025	45,523
Eagle Bancorp Montana, Inc.	920	16,210
ESSA Bancorp, Inc.	1,326	16,350
First Capital, Inc. (b)	459	25,727
First Savings Financial Group, Inc.	273	14,835
Flushing Financial Corp.	3,644	38,335
FS Bancorp, Inc.	482	19,762
Greene County Bancorp, Inc.	471	10,216
Hingham Institution for Savings	183	33,672
Home Bancorp Inc. (b)	1,132	27,338
HomeTrust Bancshares, Inc.	2,206	29,957
Investors Bancorp, Inc.	31,365	227,710
Meridian Bancorp, Inc.	6,375	65,981
Northfield Bancorp, Inc.	6,259	57,082
Northwest Bancshares, Inc.	15,894	146,225
OceanFirst Financial Corp.	7,996	109,465
Oconee Federal Financial Corp.	153	3,335
Pacific Premier Bancorp, Inc.	10,848	218,479
Provident Financial Holdings, Inc.	838	9,972
Provident Financial Services, Inc.	9,760	119,072
Prudential Bancorp, Inc.	1,234	13,006
Riverview Bancorp, Inc.	2,450	10,167
Southern Missouri Bancorp, Inc.	1,099	25,914
Territorial Bancorp, Inc.	1,147	23,204
Timberland Bancorp, Inc.	1,050	18,900
Washington Federal, Inc.	10,266	214,149
Waterstone Financial, Inc.	3,214	49,785
WSFS Financial Corp.	6,809	183,639
		2,369,654
Venture Capital — 0.0%
Safeguard Scientifics, Inc.	2,307	12,642
		54,130,306
Government — 0.0%
Multi-National — 0.0%
Banco Latinoamericano de Comercio Exterior SA	4,119	50,046
Industrial — 13.8%
Aerospace & Defense — 0.7%
AAR Corp.	4,597	86,424
Aerojet Rocketdyne Holdings, Inc. (a)	10,011	399,339
Aerovironment, Inc. (a)	2,953	177,210
Astronics Corp. (a)	3,255	25,129
Barnes Group, Inc.	6,387	228,271

	Number of Shares	Value
Ducommun, Inc. (a)	1,485	$48,886
Kaman Corp.	3,751	146,176
Kratos Defense & Security Solutions, Inc. (a)	16,561	319,296
Moog, Inc. Class A	4,053	257,487
National Presto Industries, Inc.	688	56,320
Park Aerospace Corp.	2,822	30,816
Triumph Group, Inc.	7,083	46,110
		1,821,464
Building Materials — 1.9%
AAON, Inc.	5,598	337,280
American Woodmark Corp. (a)	2,304	180,956
Apogee Enterprises, Inc.	3,507	74,945
Boise Cascade Co.	5,330	212,774
Builders FirstSource, Inc. (a)	15,778	514,678
Caesarstone Ltd.	3,095	30,331
Cornerstone Building Brands, Inc. (a)	5,855	46,723
Forterra, Inc. (a)	2,679	31,666
Gibraltar Industries, Inc. (a)	4,446	289,613
Griffon Corp.	5,860	114,504
JELD-WEN Holding, Inc. (a)	9,254	209,140
Louisiana-Pacific Corp.	15,391	454,188
LSI Industries, Inc.	3,562	24,044
Masonite International Corp. (a)	3,324	327,082
Patrick Industries, Inc.	3,043	175,033
PGT Innovations, Inc. (a)	7,770	136,130
Research Frontiers, Inc. (a) (b)	3,882	10,481
Simpson Manufacturing Co., Inc.	5,945	577,616
SPX Corp. (a)	5,854	271,509
Summit Materials, Inc. Class A (a)	15,621	258,371
UFP Industries, Inc.	8,159	461,065
US Concrete, Inc. (a)	2,205	64,033
		4,802,162
Electrical Components & Equipment — 0.6%
American Superconductor Corp. (a)	2,932	42,455
Belden, Inc.	6,002	186,782
Encore Wire Corp.	2,757	127,980
EnerSys	5,784	388,222
Graham Corp.	1,363	17,405
Insteel Industries, Inc.	2,541	47,517
nLight, Inc. (a)	4,749	111,507
Novanta, Inc. (a)	4,667	491,622
Orion Energy Systems, Inc. (a)	3,758	28,448
Powell Industries, Inc.	1,265	30,524
Ultralife Corp. (a)	1,329	7,841
Vicor Corp. (a)	2,631	204,508
		1,684,811

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Electronics — 2.2%
Advanced Energy Industries, Inc. (a)	5,182	$326,155
Akoustis Technologies, Inc. (a) (b)	4,378	35,725
Alarm.com Holdings, Inc. (a)	6,485	358,296
Allied Motion Technologies, Inc.	1,034	42,684
API Group Corp. (a) (e)	19,101	271,807
Applied Optoelectronics, Inc. (a) (b)	2,867	32,254
Atkore International Group, Inc. (a)	6,445	146,495
Badger Meter, Inc.	3,973	259,715
Bel Fuse, Inc. Class B	1,404	14,995
Benchmark Electronics, Inc.	5,031	101,375
Brady Corp. Class A	6,417	256,808
Comtech Telecommunications Corp.	3,353	46,942
CyberOptics Corp. (a)	992	31,585
Digimarc Corp. (a) (b)	1,656	36,979
FARO Technologies, Inc. (a)	2,452	149,523
Fitbit, Inc. Class A (a)	33,225	231,246
Fluidigm Corp. (a) (b)	9,516	70,704
GoPro, Inc. Class A (a)	17,713	80,240
II-VI, Inc. (a) (b)	13,754	557,862
IntriCon Corp. (a)	1,164	14,178
Itron, Inc. (a)	5,468	332,126
Kimball Electronics, Inc. (a)	3,152	36,437
Knowles Corp. (a)	12,050	179,545
Mesa Laboratories, Inc.	646	164,575
Napco Security Technologies, Inc. (a) (b)	1,642	38,587
NVE Corp.	614	30,135
OSI Systems, Inc. (a)	2,304	178,813
Plexus Corp. (a)	3,915	276,517
Sanmina Corp. (a)	9,161	247,805
SMART Global Holdings, Inc. (a)	1,960	53,586
Stoneridge, Inc. (a)	3,650	67,051
Transcat, Inc. (a)	991	29,036
TTM Technologies, Inc. (a)	13,845	157,971
Turtle Beach Corp. (a)	1,797	32,705
Vishay Intertechnology, Inc.	18,105	281,895
Vishay Precision Group, Inc. (a)	1,634	41,373
Watts Water Technologies, Inc. Class A	3,734	373,960
Wrap Technologies, Inc. (a) (b)	1,672	11,319
		5,599,004
Engineering & Construction — 1.8%
Aegion Corp. (a)	4,211	59,501
Arcosa, Inc.	6,622	291,964
Comfort Systems USA, Inc.	4,900	252,399
Concrete Pumping Holdings, Inc. (a)	3,763	13,434
Construction Partners, Inc. Class A (a)	3,586	65,265
Dycom Industries, Inc. (a)	4,188	221,210

	Number of Shares	Value
EMCOR Group, Inc.	7,412	$501,867
Exponent, Inc.	7,002	504,354
Fluor Corp.	19,210	169,240
Granite Construction, Inc. (b)	6,380	112,352
Great Lakes Dredge & Dock Corp. (a)	8,614	81,919
IES Holdings, Inc. (a)	1,127	35,805
Iteris, Inc. (a)	5,101	20,914
KBR, Inc.	19,427	434,388
MasTec, Inc. (a)	7,729	326,164
Mistras Group, Inc. (a)	2,577	10,076
MYR Group, Inc. (a)	2,210	82,168
NV5 Global, Inc. (a)	1,491	78,680
Primoris Services Corp.	6,481	116,917
Sterling Construction Co., Inc. (a)	3,901	55,238
TopBuild Corp. (a)	4,515	770,665
Tutor Perini Corp. (a)	5,541	61,671
WillScot Mobile Mini Holdings Corp. (a)	21,889	365,109
		4,631,300
Environmental Controls — 0.9%
Advanced Disposal Services, Inc. (a)	10,061	304,144
Casella Waste Systems, Inc. Class A (a)	6,272	350,291
CECO Environmental Corp. (a)	4,369	31,850
Covanta Holding Corp.	16,404	127,131
Energy Recovery, Inc. (a) (b)	5,347	43,845
Evoqua Water Technologies Corp. (a)	12,452	264,232
Harsco Corp. (a)	10,646	148,086
Heritage-Crystal Clean, Inc. (a)	2,137	28,529
Montrose Environmental Group, Inc. (a)	1,489	35,468
Pure Cycle Corp. (a)	2,443	22,012
Sharps Compliance Corp. (a)	2,089	13,098
Tetra Tech, Inc.	7,348	701,734
US Ecology, Inc.	4,293	140,252
		2,210,672
Hand & Machine Tools — 0.3%
Franklin Electric Co., Inc.	6,280	369,453
Hurco Cos., Inc.	918	26,071
Kennametal, Inc.	11,327	327,803
Luxfer Holdings PLC	4,022	50,476
		773,803
Machinery – Construction & Mining — 0.3%
Argan, Inc.	2,005	84,029
Astec Industries, Inc.	3,059	165,951
Bloom Energy Corp. Class A (a) (b)	12,098	217,401
Hyster-Yale Materials Handling, Inc.	1,397	51,898
The Manitowoc Co., Inc. (a)	4,790	40,284

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Terex Corp.	9,149	$177,125
		736,688
Machinery – Diversified — 1.2%
Alamo Group, Inc.	1,370	148,001
Albany International Corp. Class A	4,188	207,348
Altra Industrial Motion Corp.	8,796	325,188
Applied Industrial Technologies, Inc.	5,261	289,881
Cactus, Inc. Class A	6,549	125,675
Chart Industries, Inc. (a)	4,925	346,080
CIRCOR International, Inc. (a)	2,715	74,255
Columbus McKinnon Corp.	3,186	105,457
CSW Industrials, Inc.	1,864	143,994
DXP Enterprises, Inc. (a)	2,314	37,325
Eastman Kodak Co. (a) (b)	2,250	19,845
Gencor Industries, Inc. (a)	1,288	14,207
The Gorman-Rupp Co.	2,405	70,851
Ichor Holdings Ltd. (a)	2,977	64,214
Intevac, Inc. (a)	3,386	18,657
Kadant, Inc.	1,556	170,569
Lindsay Corp.	1,476	142,700
Mueller Water Products, Inc. Class A	21,303	221,338
NN, Inc. (b)	5,953	30,717
Ranpak Holdings Corp. (a)	3,826	36,423
SPX FLOW, Inc. (a)	5,802	248,442
Tennant Co.	2,484	149,934
Welbilt, Inc. (a)	17,864	110,042
		3,101,143
Metal Fabricate & Hardware — 0.9%
Advanced Drainage Systems, Inc.	7,586	473,670
AZZ, Inc.	3,580	122,150
The Eastern Co.	673	13,137
Helios Technologies, Inc.	4,236	154,190
Lawson Products, Inc. (a)	647	26,546
LB Foster Co. Class A (a)	1,418	19,030
Mayville Engineering Co., Inc. (a)	1,064	9,778
Mueller Industries, Inc.	7,596	205,548
Northwest Pipe Co. (a)	1,244	32,916
Olympic Steel, Inc.	1,318	14,973
Omega Flex, Inc.	386	60,494
Park-Ohio Holdings Corp. (b)	1,233	19,814
RBC Bearings, Inc. (a)	3,359	407,144
Rexnord Corp.	16,634	496,359
Ryerson Holding Corp. (a)	2,299	13,173
Standex International Corp.	1,683	99,634
TimkenSteel Corp. (a)	6,344	22,521
Tredegar Corp.	3,514	52,253
Worthington Industries, Inc.	4,978	203,003
		2,446,333

	Number of Shares	Value
Miscellaneous - Manufacturing — 1.2%
American Outdoor Brands, Inc. (a)	1,924	$25,070
Chase Corp.	1,018	97,117
Enerpac Tool Group Corp.	7,488	140,849
EnPro Industries, Inc.	2,866	161,671
ESCO Technologies, Inc.	3,483	280,591
Fabrinet (a)	5,005	315,465
Federal Signal Corp.	8,152	238,446
Haynes International, Inc.	1,610	27,515
Hillenbrand, Inc.	10,104	286,549
John Bean Technologies Corp.	4,271	392,462
Lydall, Inc. (a)	2,413	39,911
Materion Corp.	2,811	146,256
Myers Industries, Inc.	4,893	64,734
NL Industries, Inc.	1,160	4,930
Proto Labs, Inc. (a)	3,649	472,546
Raven Industries, Inc.	4,935	106,201
Smith & Wesson Brands, Inc. (b)	7,438	115,438
Sturm, Ruger & Co., Inc.	2,316	141,647
Trinseo SA	5,218	133,790
		3,191,188
Packaging & Containers — 0.2%
Greif, Inc. Class A	3,466	125,504
Greif, Inc. Class B	813	32,097
Matthews International Corp. Class A	4,162	93,062
O-I Glass, Inc.	21,374	226,351
TriMas Corp. (a)	5,874	133,927
UFP Technologies, Inc. (a)	937	38,811
		649,752
Transportation — 1.4%
Air Transport Services Group, Inc. (a)	8,019	200,956
ArcBest Corp.	3,431	106,567
Ardmore Shipping Corp.	4,733	16,850
Atlas Air Worldwide Holdings, Inc. (a)	3,511	213,820
Bristow Group, Inc. (a)	921	19,571
Costamare, Inc.	7,002	42,502
Covenant Logistics Group, Inc. (a)	1,579	27,617
CryoPort, Inc. (a) (b)	4,672	221,453
Daseke, Inc. (a)	6,090	32,703
DHT Holdings, Inc.	15,192	78,391
Diamond S Shipping, Inc. (a) (b)	3,860	26,518
Dorian LPG Ltd. (a)	5,118	40,995
Eagle Bulk Shipping, Inc. (a)	898	14,700
Echo Global Logistics, Inc. (a)	3,586	92,411
Forward Air Corp.	3,790	217,470
Frontline Ltd. (b)	16,166	105,079
Genco Shipping & Trading Ltd.	2,207	15,228
Golar LNG Ltd. (a) (b)	12,416	75,179

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Heartland Express, Inc.	6,613	$123,002
Hub Group, Inc. Class A (a)	4,467	224,221
International Seaways, Inc.	3,264	47,687
Marten Transport Ltd.	8,186	133,596
Matson, Inc.	5,836	233,965
Nordic American Tankers Ltd. (b)	19,746	68,914
Overseas Shipholding Group, Inc. Class A (a)	9,164	19,611
PAM Transportation Services, Inc. (a)	271	10,190
Pangaea Logistics Solutions Ltd.	1,543	3,996
Radiant Logistics, Inc. (a)	4,997	25,685
Safe Bulkers, Inc. (a)	7,230	7,447
Saia, Inc. (a)	3,587	452,464
Scorpio Bulkers, Inc.	1,209	17,119
Scorpio Tankers, Inc. (b)	7,019	77,700
SEACOR Holdings, Inc. (a)	2,613	75,986
SFL Corp. Ltd.	13,125	98,306
Tidewater, Inc. (a) (b)	5,345	35,865
Universal Logistics Holdings, Inc.	984	20,526
US Xpress Enterprises, Inc. Class A (a)	3,102	25,623
Werner Enterprises, Inc.	8,315	349,147
		3,599,060
Trucking & Leasing — 0.2%
GATX Corp.	4,745	302,494
General Finance Corp. (a)	1,480	9,369
The Greenbrier Cos., Inc.	4,388	129,007
Willis Lease Finance Corp. (a)	412	7,601
		448,471
		35,695,851
Technology — 10.4%
Computers — 2.2%
3D Systems Corp. (a) (b)	15,897	78,054
Conduent, Inc. (a)	22,363	71,114
Cubic Corp.	4,281	249,026
Diebold Nixdorf, Inc. (a) (b)	9,737	74,391
Exlservice Holdings, Inc. (a)	4,574	301,747
The ExOne Co. (a) (b)	1,529	18,684
iCAD, Inc. (a) (b)	2,836	24,985
Insight Enterprises, Inc. (a)	4,724	267,284
Mastech Holdings, Inc. (a)	571	10,284
MAXIMUS, Inc.	8,338	570,403
Mitek Systems, Inc. (a)	5,436	69,255
MTS Systems Corp.	2,653	50,699
NetScout Systems, Inc. (a)	9,469	206,708
Onespan, Inc. (a)	4,577	95,934
PAE, Inc. (a) (b)	8,040	68,340
PAR Technology Corp. (a) (b)	2,192	88,798

	Number of Shares	Value
Parsons Corp. (a)	3,066	$102,834
Perspecta, Inc.	18,986	369,278
Ping Identity Holding Corp. (a)	4,993	155,832
PlayAGS, Inc. (a)	3,860	13,664
Qualys, Inc. (a)	4,646	455,354
Quantum Corp. (a)	4,068	18,713
Rackspace Technology, Inc. (a)	4,617	89,062
Rapid7, Inc. (a)	6,875	421,025
Rimini Street, Inc. (a)	2,884	9,286
SecureWorks Corp. Class A (a)	1,306	14,875
Startek, Inc. (a)	2,354	12,358
Super Micro Computer, Inc. (a)	6,180	163,152
Sykes Enterprises, Inc. (a)	5,261	179,979
Tenable Holdings, Inc. (a)	9,513	359,116
TTEC Holdings, Inc.	2,475	135,011
Unisys Corp. (a)	8,435	90,001
Varonis Systems, Inc. (a) (b)	4,253	490,881
Virtusa Corp. (a)	3,987	196,001
Vocera Communications, Inc. (a)	4,373	127,167
		5,649,295
Office & Business Equipment — 0.0%
Pitney Bowes, Inc.	23,613	125,385
Semiconductors — 2.4%
Alpha & Omega Semiconductor Ltd. (a)	2,729	34,986
Ambarella, Inc. (a)	4,512	235,436
Amkor Technology, Inc. (a)	13,603	152,354
Atomera, Inc. (a) (b)	2,097	21,914
Axcelis Technologies, Inc. (a)	4,612	101,464
AXT, Inc. (a) (b)	5,509	33,715
Brooks Automation, Inc.	9,909	458,390
CEVA, Inc. (a)	2,992	117,795
CMC Materials, Inc.	3,962	565,813
Cohu, Inc.	5,501	94,507
CTS Corp.	4,242	93,451
Diodes, Inc. (a)	5,781	326,337
DSP Group, Inc. (a)	2,851	37,576
FormFactor, Inc. (a)	10,628	264,956
GSI Technology, Inc. (a)	2,283	12,876
Impinj, Inc. (a) (b)	2,270	59,815
Intellicheck, Inc. (a)	2,524	16,835
Lattice Semiconductor Corp. (a)	18,347	531,329
MACOM Technology Solutions Holdings, Inc. (a)	6,408	217,936
MaxLinear, Inc. (a)	9,182	213,390
Onto Innovation, Inc. (a)	6,467	192,587
Photronics, Inc. (a)	8,710	86,752
Pixelworks, Inc. (a)	4,974	10,197
Power Integrations, Inc.	8,046	445,748

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Rambus, Inc. (a)	15,451	$211,524
Semtech Corp. (a)	8,810	466,578
Silicon Laboratories, Inc. (a)	5,916	578,881
SiTime Corp. (a)	1,245	104,617
Synaptics, Inc. (a)	4,643	373,390
Ultra Clean Holdings, Inc. (a)	5,500	118,030
Veeco Instruments, Inc. (a)	6,665	77,781
		6,256,960
Software — 5.8%
1Life Healthcare, Inc. (a)	10,727	304,218
8x8, Inc. (a)	14,136	219,815
ACI Worldwide, Inc. (a)	15,618	408,098
Agilysys, Inc. (a)	2,498	60,352
Akerna Corp. (a)	1,039	3,782
Allscripts Healthcare Solutions, Inc. (a)	22,054	179,520
Altair Engineering, Inc. Class A (a)	5,843	245,289
American Software, Inc. Class A	4,132	58,013
Appfolio, Inc. Class A (a)	2,218	314,535
Appian Corp. (a) (b)	4,856	314,426
Asure Software, Inc. (a)	1,967	14,851
Avaya Holdings Corp. (a)	11,281	171,471
Avid Technology, Inc. (a) (b)	4,407	37,724
Bandwidth, Inc. Class A (a) (b)	2,619	457,199
Benefitfocus, Inc. (a) (b)	4,092	45,830
Blackbaud, Inc.	6,742	376,406
Blackline, Inc. (a)	6,849	613,876
Bottomline Technologies de, Inc. (a)	5,902	248,828
Box, Inc. Class A (a)	18,926	328,555
Brightcove, Inc. (a)	5,506	56,381
Cardlytics, Inc. (a) (b)	3,578	252,499
Cerence, Inc. (a) (b)	5,016	245,132
Cloudera, Inc. (a) (b)	27,947	304,343
CommVault Systems, Inc. (a)	5,700	232,560
Computer Programs & Systems, Inc.	1,731	47,793
Cornerstone OnDemand, Inc. (a)	8,272	300,770
Covetrus, Inc. (a)	13,387	326,643
CSG Systems International, Inc.	4,453	182,350
Daily Journal Corp. (a) (b)	154	37,268
Digi International, Inc. (a)	4,038	63,114
Digital Turbine, Inc. (a)	11,241	368,030
Domo, Inc. Class B (a)	3,478	133,312
Donnelley Financial Solutions, Inc. (a)	4,201	56,125
Ebix, Inc. (b)	3,620	74,572
eGain Corp. (a)	2,775	39,322
Envestnet, Inc. (a)	7,246	559,101
Evolent Health, Inc. Class A (a)	10,296	127,773
Glu Mobile, Inc. (a)	19,928	152,947

	Number of Shares	Value
GTY Technology Holdings, Inc. (a) (b)	6,487	$17,191
Health Catalyst, Inc. (a)	4,552	166,603
IBEX Ltd. (a)	642	9,874
Immersion Corp. (a)	2,275	16,039
Inovalon Holdings, Inc. Class A (a)	10,063	266,166
Intelligent Systems Corp. (a)	1,014	39,526
j2 Global, Inc. (a)	6,179	427,710
LivePerson, Inc. (a) (b)	8,415	437,496
ManTech International Corp. Class A	3,705	255,200
MicroStrategy, Inc. Class A (a)	1,053	158,540
MobileIron, Inc. (a)	13,474	94,453
Model N, Inc. (a)	4,648	163,981
NantHealth, Inc. (a)	3,944	9,229
NextGen Healthcare, Inc. (a)	7,671	97,728
Omnicell, Inc. (a)	5,795	432,655
Ontrak, Inc. (a) (b)	1,107	66,420
Park City Group, Inc. (a)	1,806	8,904
PDF Solutions, Inc. (a)	4,017	75,158
Phreesia, Inc. (a)	3,852	123,765
Progress Software Corp.	6,120	224,482
PROS Holdings, Inc. (a)	5,353	170,975
QAD, Inc. Class A	1,572	66,338
Red Violet, Inc. (a)	891	16,448
Rosetta Stone, Inc. (a)	3,193	95,726
SailPoint Technologies Holding, Inc. (a)	12,015	475,434
Sapiens International Corp. NV	3,498	106,969
Schrodinger, Inc. /United States (a) (b)	3,982	189,185
Seachange International, Inc. (a)	4,410	3,838
Simulations Plus, Inc.	1,923	144,917
Smith Micro Software, Inc. (a)	4,894	18,255
Sprout Social, Inc. Class A (a)	3,718	143,143
SPS Commerce, Inc. (a)	4,795	373,387
SVMK, Inc. (a)	16,606	367,159
SWK Holdings Corp. (a)	519	7,266
Synchronoss Technologies, Inc. (a)	5,844	17,590
Tabula Rasa HealthCare, Inc. (a) (b)	2,792	113,830
Upland Software, Inc. (a)	3,550	133,835
Verint Systems, Inc. (a)	8,739	421,045
Veritone, Inc. (a) (b)	3,239	29,669
Verra Mobility Corp. (a)	18,236	176,160
Workiva, Inc. (a)	5,337	297,591
Xperi Holding Corp.	14,647	168,294
Yext, Inc. (a) (b)	13,792	209,363
Zuora, Inc. Class A (a) (b)	13,824	142,940
		14,943,300
		26,974,940

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Utilities — 3.2%
Electric — 1.7%
ALLETE, Inc.	7,109	$367,820
Ameresco, Inc. Class A (a)	3,284	109,686
Atlantic Power Corp. (a) (b)	12,791	25,070
Avista Corp.	9,189	313,529
Black Hills Corp.	8,584	459,158
Brookfield Renewable Corp.	9,341	547,383
Clearway Energy, Inc. Class A	4,713	116,411
Clearway Energy, Inc. Class C	11,104	299,364
Genie Energy Ltd. Class B	1,661	13,288
MGE Energy, Inc.	4,973	311,608
NorthWestern Corp.	6,921	336,637
Ormat Technologies, Inc.	5,462	322,859
Otter Tail Corp.	5,579	201,792
PNM Resources, Inc.	10,841	448,058
Portland General Electric Co.	12,282	436,011
Spark Energy, Inc. Class A	1,677	13,953
Unitil Corp.	2,022	78,130
		4,400,757
Gas — 1.0%
Brookfield Infrastructure Corp. Class A	4,445	246,208
Chesapeake Utilities Corp.	2,202	185,629
New Jersey Resources Corp.	13,007	351,449
Northwest Natural Holding Co.	4,156	188,641
ONE Gas, Inc.	7,158	493,974
RGC Resources, Inc.	990	23,215
South Jersey Industries, Inc.	13,767	265,290
Southwest Gas Holdings, Inc.	7,647	482,526
Spire, Inc.	6,854	364,633
		2,601,565
Water — 0.5%
American States Water Co.	5,034	377,298
Arch Resources, Inc.	2,060	87,509
Artesian Resources Corp. Class A	1,135	39,123
California Water Service Group	6,802	295,547
Consolidated Water Co. Ltd.	2,120	22,069
Global Water Resources, Inc.	1,602	17,270
Middlesex Water Co.	2,320	144,188
PICO Holdings, Inc. (a)	2,096	18,780
SJW Group	3,603	219,279

	Number of Shares	Value
The York Water Co.	1,777	$75,115
		1,296,178
		8,298,500

TOTAL COMMON STOCK (Cost $258,080,229)		257,657,360

TOTAL EQUITIES (Cost $258,080,229)		257,657,360

WARRANTS — 0.0%
Consumer, Non-cyclical — 0.0%
Health Care – Products — 0.0%
Pulse Biosciences, Inc. (c) (d)	49	234

TOTAL WARRANTS (Cost $—)		234

RIGHTS — 0.0%
Consumer, Non-cyclical — 0.0%
Biotechnology — 0.0%
Tobira Therapeutics, Inc. CVR (c) (d)	1,376	10,471
Pharmaceuticals — 0.0%
GTx, Inc. CVR (b) (c) (d)	111	—
Omthera Pharmaceuticals, Inc. CVR (c) (d)	428	—
		10,471

TOTAL RIGHTS (Cost $310)		10,471

MUTUAL FUNDS — 3.7%
Diversified Financial Services — 3.7%
State Street Navigator Securities Lending Prime Portfolio (f)	9,561,888	9,561,888

TOTAL MUTUAL FUNDS (Cost $9,561,888)		9,561,888

TOTAL LONG-TERM INVESTMENTS (Cost $267,642,427)		267,229,953

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Principal Amount		Value
SHORT-TERM INVESTMENTS — 0.4%
U.S. Treasury Bill — 0.4%
U.S. Treasury Bill
0.112%1/28/21(g)	‘$	1,155,000	$1,154,613

TOTAL SHORT-TERM INVESTMENTS (Cost $1,154,580)			1,154,613

TOTAL INVESTMENTS — 103.6% (Cost $268,797,007) (h)			268,384,566

Other Assets/(Liabilities) — (3.6)%			(9,338,269)

NET ASSETS — 100.0%			$259,046,297

Abbreviation Legend

CVR	Contingent Value Rights

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $27,159,368 or 10.48% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $18,356,870 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Investment was valued using significant unobservable inputs.
(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2020, these securities amounted to a value of $37,880 or 0.01% of net assets.

(e)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2020, the aggregate market value of these securities amounted to $271,807 or 0.10% of net assets.

(f)	Represents investment of security lending cash collateral. (Note 2).
(g)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(h)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
Russell 2000 E Mini Index	12/18/20	21	$1,571,699	$7,921

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 97.9%
COMMON STOCK — 97.5%
Basic Materials — 1.6%
Chemicals — 1.1%
FMC Corp.	342,806	$36,306,584
Procore Technologies, Inc. (Acquired 7/15/20, Cost $724,815) (a) (b) (c) (d)	16,107	724,815
RPM International, Inc.	381,000	31,562,040
The Sherwin-Williams Co.	34,279	23,883,550
		92,476,989
Mining — 0.5%
Kirkland Lake Gold Ltd. (e)	900,000	43,857,000
		136,333,989
Communications — 4.4%
Internet — 3.7%
Etsy, Inc. (d)	287,000	34,907,810
GoodRx Holdings, Inc. Class A (d)	34,682	1,928,319
IAC/InterActiveCorp (d)	482,033	57,737,913
Match Group, Inc. (d)	952,000	105,338,800
Okta, Inc. (d)	158,763	33,951,467
Spotify Technology SA (d)	232,000	56,276,240
Twitter, Inc. (d)	750,020	33,375,890
		323,516,439
Telecommunications — 0.7%
Corning, Inc.	1,719,000	55,712,790
		379,229,229
Consumer, Cyclical — 14.6%
Airlines — 0.2%
Alaska Air Group, Inc.	381,000	13,956,030
Apparel — 0.4%
Tapestry, Inc.	231,000	3,610,530
VF Corp.	383,000	26,905,750
		30,516,280
Auto Parts & Equipment — 0.7%
Aptiv PLC	676,000	61,975,680
Visteon Corp. (d)	12,701	879,163
		62,854,843
Entertainment — 1.7%
Caesars Entertainment, Inc. (d) (e)	1,323,573	74,199,502
DraftKings, Inc. Class A (d) (e)	394,000	23,182,960
Vail Resorts, Inc.	252,000	53,920,440
		151,302,902
Leisure Time — 0.2%
Planet Fitness, Inc. Class A (d)	216,135	13,318,239
Lodging — 1.7%
Hilton Worldwide Holdings, Inc.	764,000	65,184,480

	Number of Shares	Value
Marriott International, Inc. Class A	279,000	$25,829,820
MGM Resorts International	2,759,000	60,008,250
		151,022,550
Retail — 9.4%
Advance Auto Parts, Inc.	61,953	9,509,786
Burlington Stores, Inc. (d)	521,816	107,541,059
CarMax, Inc. (d)	180,000	16,543,800
Carvana Co. (d) (e)	133,470	29,771,818
Casey’s General Stores, Inc.	445,000	79,054,250
Chipotle Mexican Grill, Inc. (d)	38,000	47,260,980
Dollar General Corp.	626,983	131,428,176
Dollar Tree, Inc. (d)	620,000	56,630,800
Domino’s Pizza, Inc.	61,566	26,182,789
Dunkin’ Brands Group, Inc.	667,000	54,633,970
Five Below, Inc. (d)	112,000	14,224,000
Floor & Decor Holdings, Inc. Class A (d)	294,256	22,010,349
Lululemon Athletica, Inc. (d)	154,083	50,750,318
O’Reilly Automotive, Inc. (d)	217,583	100,323,170
Ross Stores, Inc.	544,626	50,824,498
Ulta Beauty, Inc. (d)	82,000	18,366,360
		815,056,123
Toys, Games & Hobbies — 0.3%
Mattel, Inc. (d)	2,497,592	29,221,826
		1,267,248,793
Consumer, Non-cyclical — 32.1%
Biotechnology — 5.1%
ACADIA Pharmaceuticals, Inc. (d)	327,026	13,489,822
Alnylam Pharmaceuticals, Inc. (d)	240,000	34,944,000
Argenx SE ADR (d)	141,000	37,015,320
Ascendis Pharma A/S ADR (d)	86,000	13,271,520
BioMarin Pharmaceutical, Inc. (d)	212,632	16,177,042
Exact Sciences Corp. (d) (e)	748,608	76,320,586
Illumina, Inc. (d)	30,486	9,422,613
Incyte Corp. (d)	810,532	72,737,142
Ionis Pharmaceuticals, Inc. (d)	576,000	27,331,200
Moderna, Inc. (d)	151,233	10,699,735
Royalty Pharma PLC Class A	365,496	15,376,417
Seattle Genetics, Inc. (d)	528,184	103,360,327
Ultragenyx Pharmaceutical, Inc. (d)	87,000	7,150,530
		437,296,254
Commercial Services — 9.7%
Booz Allen Hamilton Holding Corp.	120,415	9,992,037
Bright Horizons Family Solutions, Inc. (d)	228,184	34,693,095
Cintas Corp.	133,425	44,407,843
CoStar Group, Inc. (d)	92,000	78,062,920
Dun & Bradstreet Holdings, Inc. (d)	791,000	20,297,060

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Equifax, Inc.	335,000	$52,561,500
FleetCor Technologies, Inc. (d)	290,000	69,049,000
Gartner, Inc. (d)	173,000	21,616,350
Global Payments, Inc.	516,104	91,649,748
IHS Markit Ltd.	1,056,749	82,965,364
MarketAxess Holdings, Inc.	67,000	32,266,530
Moody’s Corp.	77,124	22,354,391
Quanta Services, Inc.	525,659	27,786,335
Square, Inc. Class A (d)	531,922	86,463,921
TransUnion	819,000	68,902,470
Verisk Analytics, Inc.	405,000	75,050,550
Wework Companies, Inc., Class A (Acquired 5/26/15, Cost $240,273) (a) (b) (c) (d)	16,955	—
WEX, Inc. (d)	135,000	18,760,950
		836,880,064
Foods — 0.5%
Sprouts Farmers Market, Inc. (d)	859,000	17,978,870
TreeHouse Foods, Inc. (d)	670,000	27,155,100
		45,133,970
Health Care – Products — 10.5%
Alcon, Inc. (d)	786,660	44,800,287
Align Technology, Inc. (d)	72,000	23,569,920
Avantor, Inc. (d)	2,489,000	55,977,610
Bruker Corp.	1,838,000	73,060,500
The Cooper Cos., Inc.	339,973	114,611,698
Edwards Lifesciences Corp. (d)	147,261	11,754,373
Hologic, Inc. (d)	2,852,925	189,633,925
ICU Medical, Inc. (d)	156,000	28,510,560
IDEXX Laboratories, Inc. (d)	133,895	52,635,463
Insulet Corp. (d)	158,723	37,552,274
Quidel Corp. (d)	105,500	23,144,590
ResMed, Inc.	99,423	17,044,085
Steris PLC	126,677	22,319,221
Teleflex, Inc.	491,636	167,362,727
West Pharmaceutical Services, Inc.	162,000	44,533,800
		906,511,033
Health Care – Services — 2.4%
Acadia Healthcare Co., Inc. (d)	958,000	28,241,840
Catalent, Inc. (d)	1,524,000	130,545,840
Humana, Inc.	39,312	16,270,844
Molina Healthcare, Inc. (d)	72,000	13,178,880
PPD, Inc. (d)	552,000	20,418,480
		208,655,884
Household Products & Wares — 0.8%
Avery Dennison Corp.	388,000	49,601,920
Reynolds Consumer Products, Inc.	737,000	22,566,940
		72,168,860

	Number of Shares	Value
Pharmaceuticals — 3.1%
Alkermes PLC (d)	1,465,000	$24,275,050
Dentsply Sirona, Inc.	334,000	14,605,820
DexCom, Inc. (d)	57,234	23,593,572
Elanco Animal Health, Inc. (d)	1,790,000	49,994,700
Horizon Therapeutics PLC (d)	256,083	19,892,527
MyoKardia, Inc. (d)	67,000	9,134,110
Neurocrine Biosciences, Inc. (d)	285,000	27,405,600
Perrigo Co. PLC	970,000	44,532,700
PRA Health Sciences, Inc. (d)	574,000	58,226,560
		271,660,639
		2,778,306,704
Diversified — 0.4%
Holding Company – Diversified — 0.4%
Churchill Capital Corp. III Class A (d) (e)	1,919,000	19,669,750
Pershing Square Tontine Holdings Ltd. Class A (d)	720,000	16,336,800
		36,006,550
Energy — 0.7%
Oil & Gas — 0.7%
Concho Resources, Inc.	768,000	33,884,160
Pioneer Natural Resources Co.	240,000	20,637,600
Venture Global LNG, Inc., Series B (Acquired 3/08/18, Cost $652,320) (a) (b) (c) (d)	216	831,168
Venture Global LNG, Inc., Series C (Acquired 10/16/17-3/08/18, Cost $4,872,708) (a) (b) (c) (d)	1,328	5,110,144
		60,463,072
Financial — 5.0%
Banks — 0.5%
SVB Financial Group (d)	94,062	22,633,198
Webster Financial Corp.	782,000	20,652,620
		43,285,818
Diversified Financial Services — 1.6%
Cboe Global Markets, Inc.	574,000	50,362,760
Nasdaq, Inc.	173,227	21,256,685
Raymond James Financial, Inc.	235,000	17,098,600
Tradeweb Markets, Inc. Class A	844,000	48,952,000
		137,670,045
Insurance — 1.6%
Aon PLC Class A	170,925	35,261,827
Assurant, Inc.	371,000	45,006,010
Axis Capital Holdings Ltd.	707,000	31,136,280
GoHealth, Inc. Class A (d)	512,000	6,668,800
Kemper Corp.	219,000	14,635,770

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Selectquote, Inc. (d)	326,000	$6,601,500
		139,310,187
Private Equity — 0.9%
KKR & Co., Inc. Class A	2,347,737	80,621,289
Real Estate Investment Trusts (REITS) — 0.4%
SBA Communications Corp.	109,274	34,801,584
		435,688,923
Industrial — 16.6%
Aerospace & Defense — 0.6%
L3 Harris Technologies, Inc.	314,928	53,487,372
Building Materials — 0.7%
Builders FirstSource, Inc. (d)	437,163	14,260,257
Martin Marietta Materials, Inc.	76,000	17,887,360
Masco Corp.	165,824	9,141,877
Vulcan Materials Co.	134,165	18,184,724
		59,474,218
Commercial Services — 0.7%
Terminix Global Holdings, Inc. (d)	1,473,000	58,743,240
Electronics — 5.1%
Agilent Technologies, Inc.	1,247,211	125,893,478
Allegion PLC	117,000	11,572,470
Amphenol Corp. Class A	456,709	49,447,883
Fortive Corp.	919,000	70,036,990
Keysight Technologies, Inc. (d)	755,000	74,578,900
National Instruments Corp.	1,214,000	43,339,800
Roper Technologies, Inc.	162,851	64,344,059
		439,213,580
Environmental Controls — 0.8%
Stericycle, Inc. (d)	256,524	16,176,404
Waste Connections, Inc.	484,303	50,270,651
		66,447,055
Hand & Machine Tools — 0.6%
Colfax Corp. (d)	1,596,000	50,050,560
Machinery – Construction & Mining — 0.5%
BWX Technologies, Inc.	824,000	46,399,440
Machinery – Diversified — 2.6%
Cognex Corp.	226,000	14,712,600
IDEX Corp.	483,000	88,104,030
Ingersoll Rand, Inc. (d)	2,691,000	95,799,600
Rockwell Automation, Inc.	108,145	23,865,439
		222,481,669
Miscellaneous - Manufacturing — 0.9%
Textron, Inc.	2,318,000	83,656,620
Packaging & Containers — 2.9%
Ball Corp.	2,310,847	192,077,603
Packaging Corp. of America	187,000	20,392,350

	Number of Shares	Value
Sealed Air Corp.	1,046,000	$40,595,260
		253,065,213
Transportation — 1.2%
J.B. Hunt Transport Services, Inc.	619,000	78,229,220
Knight-Swift Transportation Holdings, Inc.	603,949	24,580,724
		102,809,944
		1,435,828,911
Technology — 21.1%
Computers — 0.7%
Crowdstrike Holdings, Inc. Class A (d)	174,000	23,893,680
Genpact Ltd.	393,250	15,317,088
Leidos Holdings, Inc.	213,742	19,055,099
		58,265,867
Semiconductors — 8.2%
Advanced Micro Devices, Inc. (d)	630,503	51,694,941
Cree, Inc. (d)	182,377	11,624,710
Entegris, Inc.	590,000	43,860,600
Inphi Corp. (d)	192,000	21,552,000
KLA Corp.	203,510	39,428,027
Lam Research Corp.	121,886	40,435,680
Marvell Technology Group Ltd.	3,288,489	130,553,013
Maxim Integrated Products, Inc.	872,000	58,955,920
Microchip Technology, Inc. (e)	1,497,106	153,842,613
Monolithic Power Systems, Inc.	55,844	15,614,541
Skyworks Solutions, Inc.	382,000	55,581,000
Xilinx, Inc.	854,744	89,098,515
		712,241,560
Software — 12.2%
Atlassian Corp. PLC Class A (d)	476,018	86,535,312
Autodesk, Inc. (d)	74,833	17,287,172
Bentley Systems, Inc. Class A (d) (e)	89,428	2,808,039
Bill.com Holdings, Inc. (d)	115,000	11,535,650
Black Knight, Inc. (d)	715,000	62,240,750
Broadridge Financial Solutions, Inc.	191,000	25,212,000
Ceridian HCM Holding, Inc. (d)	775,000	64,053,750
Citrix Systems, Inc.	96,000	13,220,160
Clarivate PLC (d)	2,851,000	88,352,490
Coupa Software, Inc. (d)	149,496	40,997,783
DocuSign, Inc. (d)	477,000	102,669,480
Dynatrace, Inc. (d)	402,070	16,492,911
Electronic Arts, Inc. (d)	150,320	19,603,231
Fiserv, Inc. (d)	192,000	19,785,600
Five9, Inc. (d)	300,072	38,913,337
MongoDB, Inc. (d) (e)	155,515	36,003,278
MSCI, Inc.	76,477	27,285,464
Paycom Software, Inc. (d)	98,793	30,754,261
RingCentral, Inc. Class A (d)	139,728	38,370,706

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Slack Technologies, Inc. Class A (d) (e)	471,000	$12,651,060
Snowflake, Inc. Class A (d) (e)	13,980	3,508,980
Splunk, Inc. (d)	598,270	112,552,535
SS&C Technologies Holdings, Inc	332,000	20,092,640
Veeva Systems, Inc. Class A (d)	409,130	115,043,265
Workday, Inc. Class A (d)	92,640	19,929,643
Zynga, Inc. Class A (d)	3,387,000	30,889,440
		1,056,788,937
		1,827,296,364
Utilities — 1.0%
Electric — 0.8%
Eversource Energy	190,000	15,874,500
Sempra Energy	429,000	50,776,440
		66,650,940
Gas — 0.2%
Atmos Energy Corp.	225,000	21,507,750
		88,158,690

TOTAL COMMON STOCK (Cost $6,358,116,117)		8,444,561,225

PREFERRED STOCK — 0.4%
Communications — 0.1%
Internet — 0.1%
Roofoods, Ltd., Series F (Acquired 9/12/17, Cost $5,955,543) (a) (b) (c) (d)	16,844	6,546,421
Roofoods, Ltd., Series G (Acquired 9/12/17, Cost $5,955,543) (a) (b) (c) (d)	630	263,278
		6,809,699
Consumer, Cyclical — 0.3%
Auto Manufacturers — 0.3%
Rivian Automotive, Inc., Series D (Acquired 12/23/19, Cost $11,560,694) (a) (b) (c) (d)	1,076,014	16,667,457
Rivian Automotive, Inc., Series E (Acquired 7/10/20, Cost $6,096,028) (a) (b) (c) (d)	393,546	6,096,028
		22,763,485
Consumer, Non-cyclical — 0.0%
Commercial Services — 0.0%
Wework Companies, Inc., Series D-1 (Acquired 12/09/14, Cost $1,394,302) (a) (b) (c) (d)	83,736	—
Wework Companies, Inc., Series D-2 (Acquired 12/09/14, Cost $1,095,513) (a) (b) (c) (d)	65,792	—
		—

	Number of Shares	Value
Technology — 0.0%
Software — 0.0%
DoorDash, Inc., Series H (Acquired 6/17/20, Cost $2,291,178) (a) (b) (c) (d)	9,982	$2,291,178
Procore Technologies, Inc.,Series B (Acquired 7/15/20, Cost $483,210) (a) (b) (c) (d)	10,738	483,210
		2,774,388

TOTAL PREFERRED STOCK (Cost $29,140,551)		32,347,572

TOTAL EQUITIES (Cost $6,387,256,668)		8,476,908,797

WARRANTS — 0.0%
Diversified — 0.0%
Holding Company – Diversified — 0.0%
Pershing Square Tontine Holdings Ltd., Expires 7/24/25 (d)	80,019	573,736

TOTAL WARRANTS (Cost $454,870)		573,736

MUTUAL FUNDS — 0.5%
Diversified Financial Services — 0.5%
State Street Navigator Securities Lending Prime Portfolio (f)	47,853,363	47,853,363

TOTAL MUTUAL FUNDS (Cost $47,853,363)		47,853,363

TOTAL LONG-TERM INVESTMENTS (Cost $6,435,564,901)		8,525,335,896

SHORT-TERM INVESTMENTS — 3.0%
Mutual Fund — 1.8%
T. Rowe Price Treasury Reserve Fund	153,820,895	153,820,895

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Repurchase Agreement — 1.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (g)	$102,123,408	$102,123,408

TOTAL SHORT-TERM INVESTMENTS (Cost $255,944,303)		255,944,303

TOTAL INVESTMENTS — 101.4% (Cost $6,691,509,204) (h)		8,781,280,199

Other Assets/(Liabilities) — (1.4)%		(119,945,764)

NET ASSETS — 100.0%		$8,661,334,435

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2020, these securities amounted to a value of $39,013,699 or 0.45% of net assets.

(b)	Investment was valued using significant unobservable inputs.
(c)

Restricted security. Certain securities are restricted as to resale. At September 30, 2020, these securities amounted to a value of $39,013,699 or 0.45% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(d)	Non-income producing security.
(e)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $121,136,704 or 1.40% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $74,854,579 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(f)	Represents investment of security lending cash collateral. (Note 2).
(g)

Maturity value of $102,123,408. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $104,166,016.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 98.3%
COMMON STOCK — 98.1%
Basic Materials — 0.9%
Chemicals — 0.7%
Cabot Corp.	31,618	$1,139,197
Ingevity Corp. (a)	31,571	1,560,870
Methanex Corp. (b)	49,267	1,202,115
		3,902,182
Mining — 0.2%
SSR Mining, Inc. (a) (b)	65,348	1,220,047
		5,122,229
Communications — 3.4%
Internet — 2.4%
Mimecast Ltd. (a)	69,210	3,247,333
Perficient, Inc. (a)	78,582	3,358,595
Q2 Holdings, Inc. (a) (b)	44,400	4,051,944
Shutterstock, Inc.	25,124	1,307,453
Stamps.com, Inc. (a)	9,204	2,217,704
Veracode, Inc. (Escrow Shares) (Acquired 8/26/14, Cost $57,059) (a) (c) (d) (e)	30,294	20,327
		14,203,356
Media — 0.8%
Cable One, Inc.	1,806	3,405,087
The New York Times Co. Class A (b)	36,190	1,548,570
		4,953,657
Telecommunications — 0.2%
Ciena Corp. (a)	29,668	1,177,523
		20,334,536
Consumer, Cyclical — 17.0%
Apparel — 1.6%
Carter’s, Inc.	18,191	1,574,977
Deckers Outdoor Corp. (a)	6,887	1,515,209
Skechers U.S.A., Inc. Class A (a)	61,804	1,867,717
Steven Madden Ltd.	53,265	1,038,667
Wolverine World Wide, Inc.	141,604	3,659,047
		9,655,617
Auto Parts & Equipment — 0.9%
Fox Factory Holding Corp. (a)	48,079	3,573,712
Visteon Corp. (a)	23,202	1,606,042
		5,179,754
Distribution & Wholesale — 1.2%
Pool Corp.	14,655	4,902,684
SiteOne Landscape Supply, Inc. (a)	20,203	2,463,756
		7,366,440
Entertainment — 1.9%
Churchill Downs, Inc.	16,463	2,696,969

	Number of Shares	Value
Cinemark Holdings, Inc. (b)	108,628	$1,086,280
DraftKings, Inc. PIPE (Acquired 8/22/17-8/04/20, Cost $1,598,094) (a) (c) (d)	87,703	5,132,169
Penn National Gaming, Inc. (a)	34,282	2,492,301
		11,407,719
Home Builders — 2.2%
Cavco Industries, Inc. (a)	10,659	1,921,924
Century Communities, Inc. (a)	34,736	1,470,375
KB Home	16,053	616,275
Meritage Home Corp. (a)	21,844	2,411,359
Skyline Champion Corp. (a)	148,879	3,985,491
Thor Industries, Inc. (b)	24,661	2,349,207
		12,754,631
Home Furnishing — 0.2%
iRobot Corp. (a) (b)	16,262	1,234,286
Leisure Time — 1.7%
Acushnet Holdings Corp.	49,120	1,650,923
BRP, Inc.	36,292	1,917,421
Planet Fitness, Inc. Class A (a)	16,971	1,045,753
Polaris, Inc.	21,294	2,008,876
YETI Holdings, Inc. (a)	76,248	3,455,560
		10,078,533
Lodging — 0.2%
Choice Hotels International, Inc.	14,980	1,287,681
Retail — 7.1%
BJ’s Wholesale Club Holdings, Inc. (a)	56,289	2,338,808
BMC Stock Holdings, Inc. (a)	102,666	4,397,185
Denny’s Corp. (a)	94,200	942,000
FirstCash, Inc.	25,484	1,457,940
Five Below, Inc. (a)	41,749	5,302,123
Floor & Decor Holdings, Inc. Class A (a)	33,996	2,542,901
Freshpet, Inc. (a)	49,581	5,535,719
La-Z-Boy, Inc.	56,688	1,793,041
Lithia Motors, Inc. Class A	8,480	1,932,931
Nu Skin Enterprises, Inc. Class A	42,018	2,104,682
Ollie’s Bargain Outlet Holdings, Inc. (a)	27,924	2,439,161
Papa John’s International, Inc.	18,885	1,553,858
Rush Enterprises, Inc. Class A	75,319	3,806,622
Vroom, Inc. (a)	30,347	1,571,368
Wingstop, Inc.	29,864	4,080,915
		41,799,254
		100,763,915

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Consumer, Non-cyclical — 28.2%
Agriculture — 0.2%
Sanderson Farms, Inc.	10,557	$1,245,409
Vital Farms, Inc. (a)	6,349	257,325
		1,502,734
Beverages — 0.2%
The Boston Beer Co., Inc. Class A (a)	1,590	1,404,542
Biotechnology — 7.5%
Acceleron Pharma, Inc. (a)	26,255	2,954,475
Akero Therapeutics, Inc. (a)	15,056	463,574
Allakos, Inc. (a) (b)	15,443	1,257,832
ALX Oncology Holdings, Inc. (a)	33,847	1,277,386
Amicus Therapeutics, Inc. (a)	198,433	2,801,874
Apellis Pharmaceuticals, Inc. (a)	77,315	2,332,594
Arena Pharmaceuticals, Inc. (a)	26,905	2,012,225
Ascendis Pharma A/S ADR (a)	8,367	1,291,196
Biohaven Pharmaceutical Holding Co. Ltd. (a)	11,460	745,015
Blueprint Medicines Corp. (a)	13,413	1,243,385
ChemoCentryx, Inc. (a)	32,238	1,766,642
Constellation Pharmaceuticals, Inc. (a)	58,904	1,193,395
CRISPR Therapeutics AG (a)	8,543	714,537
Deciphera Pharmaceuticals, Inc. (a)	18,023	924,580
Dicerna Pharmaceuticals, Inc. (a)	44,985	809,280
Freeline Therapeutics Holdings plc (a)	40,000	624,400
Halozyme Therapeutics, Inc. (a)	43,103	1,132,747
ImmunoGen, Inc. (a)	181,259	652,532
Iovance Biotherapeutics, Inc. (a)	32,628	1,074,114
Kodiak Sciences, Inc. (a) (b)	41,702	2,469,175
Mersana Therapeutics, Inc. (a)	42,897	798,742
Mirati Therapeutics, Inc. (a)	11,506	1,910,571
NeoGenomics, Inc. (a)	65,936	2,432,379
PTC Therapeutics, Inc. (a)	27,772	1,298,341
RAPT Therapeutics, Inc. (a)	19,252	619,914
Theravance Biopharma, Inc. (a) (b)	33,737	498,802
Turning Point Therapeutics, Inc. (a)	28,731	2,509,940
Ultragenyx Pharmaceutical, Inc. (a)	15,576	1,280,192
Veracyte, Inc. (a) (b)	73,224	2,379,048
Y-mAbs Therapeutics, Inc. (a)	75,039	2,880,747
		44,349,634
Commercial Services — 4.2%
2U, Inc. (a) (b)	35,913	1,216,014
Avalara, Inc. (a)	29,621	3,771,938
Cardtronics PLC Class A (a)	64,879	1,284,604
Chegg, Inc. (a)	41,394	2,957,187
Green Dot Corp. Class A (a)	20,385	1,031,685
Herc Holdings, Inc. (a)	38,700	1,532,907
HMS Holdings Corp. (a)	53,252	1,275,386

	Number of Shares	Value
Liveramp Holdings, Inc. (a)	68,841	$3,563,899
Monro, Inc.	6,311	256,037
Paylocity Holding Corp. (a)	26,720	4,313,143
TriNet Group, Inc. (a)	60,182	3,569,996
		24,772,796
Foods — 0.8%
BellRing Brands, Inc. Class A (a)	78,731	1,632,881
Grocery Outlet Holding Corp. (a)	43,329	1,703,696
Performance Food Group Co. (a)	41,171	1,425,340
		4,761,917
Health Care – Products — 10.4%
10X Genomics, Inc. Class A (a)	8,101	1,010,033
Avanos Medical, Inc. (a)	40,173	1,334,547
Axonics Modulation Technologies, Inc. (a) (b)	39,474	2,014,753
Bio-Techne Corp.	8,741	2,165,408
CareDx, Inc. (a)	53,010	2,011,200
GenMark Diagnostics, Inc. (a)	48,334	686,343
Glaukos Corp. (a) (b)	17,614	872,245
Globus Medical, Inc. Class A (a)	77,902	3,857,707
Haemonetics Corp. (a)	16,533	1,442,504
Hill-Rom Holdings, Inc.	16,579	1,384,512
Inspire Medical Systems, Inc. (a) (b)	33,012	4,260,199
Insulet Corp. (a)	26,095	6,173,816
Integer Holdings Corp. (a)	10,499	619,546
iRhythm Technologies, Inc. (a)	13,682	3,257,821
Masimo Corp. (a)	21,239	5,013,678
NanoString Technologies, Inc. (a) (b)	27,427	1,225,987
Novocure Ltd. (a)	8,838	983,758
Penumbra, Inc. (a)	13,264	2,578,256
Quidel Corp. (a)	20,839	4,571,660
Repligen Corp. (a)	42,720	6,302,909
Silk Road Medical, Inc. (a)	30,211	2,030,481
Tandem Diabetes Care, Inc. (a)	67,634	7,676,459
		61,473,822
Health Care – Services — 2.9%
Acadia Healthcare Co., Inc. (a)	42,893	1,264,486
Addus HomeCare Corp. (a)	9,829	928,939
Amedisys, Inc. (a)	23,736	5,611,902
LHC Group, Inc. (a)	22,670	4,818,735
Medpace Holdings, Inc. (a)	38,771	4,332,659
		16,956,721
Pharmaceuticals — 2.0%
Akebia Therapeutics, Inc. (a)	67,631	169,754
Global Blood Therapeutics, Inc. (a)	43,384	2,392,194
Heron Therapeutics, Inc. (a)	76,528	1,134,145
MyoKardia, Inc. (a)	18,707	2,550,325
PRA Health Sciences, Inc. (a)	13,810	1,400,886

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Reata Pharmaceuticals, Inc. Class A (a) (b)	5,024	$489,438
Revance Therapeutics, Inc. (a)	48,715	1,224,695
TG Therapeutics, Inc. (a)	42,597	1,139,896
Tricida, Inc. (a) (b)	27,978	253,481
UroGen Pharma Ltd. (a) (b)	44,173	852,097
		11,606,911
		166,829,077
Diversified — 0.2%
Holding Company – Diversified — 0.2%
BowX Acquisition Corp. (a)	132,557	1,360,035
Energy — 1.4%
Energy – Alternate Sources — 1.3%
Atlantica Sustainable Infrastructure PLC	52,118	1,491,096
First Solar, Inc. (a)	61,682	4,083,348
Maxeon Solar Technologies Ltd. (a) (b)	17,694	300,090
SunPower Corp. (a) (b)	141,556	1,770,866
		7,645,400
Oil & Gas — 0.1%
Delek US Holdings, Inc.	55,607	618,906
Viper Energy Partners LP	49,516	372,360
		991,266
		8,636,666
Financial — 10.9%
Banks — 1.9%
Ameris Bancorp	67,941	1,547,696
Atlantic Union Bankshares Corp.	68,781	1,469,850
First Interstate BancSystem, Inc. Class A	49,972	1,591,608
National Bank Holdings Corp. Class A	55,419	1,454,749
Pinnacle Financial Partners, Inc.	26,694	950,039
Seacoast Banking Corp. of Florida (a)	79,354	1,430,753
Western Alliance Bancorp	94,832	2,998,588
		11,443,283
Diversified Financial Services — 3.3%
Air Lease Corp.	44,911	1,321,282
Ares Management Corp. Class A	39,797	1,608,595
Artisan Partners Asset Management, Inc. Class A	13,944	543,676
Cohen & Steers, Inc.	21,966	1,224,385
Hamilton Lane, Inc. Class A	57,057	3,685,312
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	99,297	4,197,284
LPL Financial Holdings, Inc.	42,918	3,290,523
PRA Group, Inc. (a)	92,236	3,684,828
		19,555,885

	Number of Shares	Value
Insurance — 2.0%
Assured Guaranty Ltd.	53,200	$1,142,736
James River Group Holdings Ltd.	67,059	2,986,137
Kemper Corp.	22,077	1,475,406
Kinsale Capital Group, Inc.	13,127	2,496,493
MGIC Investment Corp.	163,610	1,449,585
Selective Insurance Group, Inc.	26,668	1,373,135
Third Point Reinsurance Ltd. (a)	152,992	1,063,294
		11,986,786
Investment Companies — 0.1%
StepStone Group, Inc. Class A (a)	18,866	502,024
Real Estate — 0.7%
McGrath RentCorp	29,414	1,752,780
Redfin Corp. (a) (b)	40,956	2,044,933
		3,797,713
Real Estate Investment Trusts (REITS) — 2.2%
Essential Properties Realty Trust, Inc.	185,190	3,392,681
First Industrial Realty Trust, Inc.	66,936	2,664,053
JBG SMITH Properties	50,999	1,363,713
Life Storage, Inc.	16,355	1,721,691
PotlatchDeltic Corp.	36,408	1,532,777
PS Business Parks, Inc.	13,897	1,700,854
Xenia Hotels & Resorts, Inc.	99,849	876,674
		13,252,443
Savings & Loans — 0.7%
OceanFirst Financial Corp.	89,567	1,226,172
Sterling Bancorp	252,167	2,652,797
		3,878,969
		64,417,103
Industrial — 17.3%
Aerospace & Defense — 0.8%
Aerojet Rocketdyne Holdings, Inc. (a)	71,246	2,842,003
Mercury Systems, Inc. (a)	22,947	1,777,475
		4,619,478
Building Materials — 2.6%
The AZEK Co., Inc. (a)	41,841	1,456,485
Gibraltar Industries, Inc. (a)	25,498	1,660,940
Louisiana-Pacific Corp.	114,641	3,383,056
Simpson Manufacturing Co., Inc.	27,575	2,679,187
SPX Corp. (a)	45,685	2,118,870
Trex Co., Inc. (a)	54,700	3,916,520
		15,215,058
Electrical Components & Equipment — 1.6%
EnerSys	26,442	1,774,787
Generac Holdings, Inc. (a)	17,677	3,422,974
Novanta, Inc. (a)	37,353	3,934,765
		9,132,526

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Electronics — 0.3%
II-VI, Inc. (a) (b)	45,093	$1,828,972
Engineering & Construction — 1.1%
Comfort Systems USA, Inc.	58,686	3,022,916
TopBuild Corp. (a)	21,746	3,711,825
		6,734,741
Environmental Controls — 1.4%
Casella Waste Systems, Inc. Class A (a)	68,480	3,824,608
Clean Harbors, Inc. (a)	25,606	1,434,704
Tetra Tech, Inc.	33,610	3,209,755
		8,469,067
Hand & Machine Tools — 0.9%
Colfax Corp. (a)	34,729	1,089,101
Kennametal, Inc.	130,065	3,764,081
Regal Beloit Corp.	6,250	586,688
		5,439,870
Machinery – Construction & Mining — 0.5%
Argan, Inc.	74,640	3,128,162
Machinery – Diversified — 2.0%
Albany International Corp. Class A	24,402	1,208,143
Chart Industries, Inc. (a)	79,756	5,604,454
Curtiss-Wright Corp.	28,150	2,625,269
SPX FLOW, Inc. (a)	49,404	2,115,479
		11,553,345
Metal Fabricate & Hardware — 2.3%
Advanced Drainage Systems, Inc.	136,957	8,551,595
Rexnord Corp.	169,351	5,053,434
		13,605,029
Miscellaneous - Manufacturing — 2.0%
Axon Enterprise, Inc. (a)	13,970	1,267,079
Enerpac Tool Group Corp.	80,009	1,504,969
Federal Signal Corp.	59,621	1,743,914
ITT, Inc.	93,864	5,542,669
John Bean Technologies Corp.	16,306	1,498,359
		11,556,990
Packaging & Containers — 0.3%
Graphic Packaging Holding Co.	132,718	1,869,997
Transportation — 1.3%
CryoPort, Inc. (a) (b)	55,385	2,625,249
Kirby Corp. (a)	23,205	839,325
Saia, Inc. (a)	34,569	4,360,534
		7,825,108
Trucking & Leasing — 0.2%
GATX Corp.	21,266	1,355,707
		102,334,050

	Number of Shares	Value
Technology — 18.6%
Computers — 3.0%
Endava PLC Sponsored ADR (a) (b)	23,691	$1,496,087
Globant SA (a)	16,089	2,883,470
Kornit Digital Ltd. (a)	80,347	5,212,110
Lumentum Holdings, Inc. (a)	16,231	1,219,435
Rapid7, Inc. (a)	74,382	4,555,154
Varonis Systems, Inc. (a)	20,355	2,349,374
		17,715,630
Semiconductors — 5.6%
ACM Research, Inc. Class A (a) (b)	18,168	1,255,409
Entegris, Inc.	67,882	5,046,348
FormFactor, Inc. (a)	28,400	708,012
Inphi Corp. (a)	20,557	2,307,523
Lattice Semiconductor Corp. (a)	190,583	5,519,284
MACOM Technology Solutions Holdings, Inc. (a)	46,486	1,580,989
MKS Instruments, Inc.	53,205	5,811,582
Monolithic Power Systems, Inc.	20,824	5,822,598
Power Integrations, Inc.	11,940	661,476
Tower Semiconductor Ltd. (a)	233,283	4,250,416
		32,963,637
Software — 10.0%
1Life Healthcare, Inc. (a)	64,407	1,826,583
Bandwidth, Inc. Class A (a) (b)	41,916	7,317,276
Bill.com Holdings, Inc. (a)	13,425	1,346,662
Cardlytics, Inc. (a) (b)	38,244	2,698,879
Cloudera, Inc. (a) (b)	143,230	1,559,775
Digital Turbine, Inc. (a)	50,587	1,656,218
Duck Creek Technologies, Inc. (a)	8,279	376,115
Envestnet, Inc. (a)	24,144	1,862,951
Everbridge, Inc. (a)	8,685	1,091,965
Five9, Inc. (a)	50,895	6,600,064
Health Catalyst, Inc. (a) (b)	51,835	1,897,161
HubSpot, Inc. (a)	17,704	5,173,640
j2 Global, Inc. (a) (b)	23,211	1,606,665
Jamf Holding Corp. (a)	8,905	334,917
JFrog Ltd. (a)	2,765	234,057
Manhattan Associates, Inc. (a)	47,403	4,526,512
ManTech International Corp. Class A	17,758	1,223,171
MongoDB, Inc. (a) (b)	14,183	3,283,506
nCino, Inc. (a) (b)	2,570	204,778
Oak Street Health, Inc. (a)	10,399	555,723
Omnicell, Inc. (a)	37,359	2,789,223
PagerDuty, Inc. (a) (b)	49,054	1,329,854
Phreesia, Inc. (a)	40,985	1,316,848
SailPoint Technologies Holding, Inc. (a)	31,598	1,250,333

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Sprout Social, Inc. Class A (a) (b)	43,763	$1,684,876
Sumo Logic, Inc. (a) (b)	6,303	137,405
SVMK, Inc. (a)	78,308	1,731,390
Vertex, Inc. Class A (a)	11,620	267,260
Zynga, Inc. Class A (a)	396,453	3,615,651
		59,499,458
		110,178,725
Utilities — 0.2%
Electric — 0.2%
Portland General Electric Co.	36,148	1,283,254

TOTAL COMMON STOCK (Cost $469,335,745)		581,259,590

PREFERRED STOCK — 0.2%
Communications — 0.1%
Internet — 0.1%
The Honest Company, Inc., Series D (Acquired 8/03/15, Cost $650,636) (a) (c) (d) (e)	14,220	587,570
Technology — 0.1%
Software — 0.1%
MarkLogic Corp., Series F (Acquired 4/27/15, Cost $894,502) (a) (c) (d) (e)	77,018	696,243

TOTAL PREFERRED STOCK (Cost $1,545,139)		1,283,813

TOTAL EQUITIES (Cost $470,880,884)		582,543,403

MUTUAL FUNDS — 1.6%
Diversified Financial Services — 1.6%
iShares Russell 2000 Growth ETF (b)	12,677	2,808,209
iShares Russell 2000 ETF (b)	7,480	1,120,429
State Street Navigator Securities Lending Prime Portfolio (f)	5,473,204	5,473,204
		9,401,842

TOTAL MUTUAL FUNDS (Cost $9,397,029)		9,401,842

TOTAL LONG-TERM INVESTMENTS (Cost $480,277,913)		591,945,245

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.3%
Repurchase Agreement — 1.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (g)	$7,422,792	$7,422,792

TOTAL SHORT-TERM INVESTMENTS (Cost $7,422,792)		7,422,792

TOTAL INVESTMENTS — 101.2% (Cost $487,700,705) (h)		599,368,037

Other Assets/(Liabilities) — (1.2)%		(7,153,633)

NET ASSETS — 100.0%		$592,214,404

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
PIPE	Private Investment in Public Equity

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $46,520,081 or 7.86% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $42,103,432 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2020, these securities amounted to a value of $6,436,309 or 1.09% of net assets.

(d)

Restricted security. Certain securities are restricted as to resale. At September 30, 2020, these securities amounted to a value of $6,436,309 or 1.09% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(e)	Investment was valued using significant unobservable inputs.
(f)	Represents investment of security lending cash collateral. (Note 2).
(g)

Maturity value of $7,422,792. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $7,571,389.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 97.2%
COMMON STOCK — 96.6%
Australia — 6.3%
Afterpay Ltd. (a)	3,105	$181,469
The AGL Energy Ltd.	9,014	88,092
AMP Ltd. (b)	48,431	45,579
Ampol Ltd.	3,489	60,008
APA Group	16,884	125,193
Aristocrat Leisure Ltd.	8,145	175,652
ASX Ltd.	2,783	163,008
Aurizon Holdings Ltd.	26,607	81,190
AusNet Services	29,454	39,869
Australia & New Zealand Banking Group Ltd.	40,179	497,427
BHP Group Ltd.	41,965	1,079,877
BlueScope Steel Ltd.	6,989	63,801
Brambles Ltd.	21,514	161,959
CIMIC Group Ltd. (a) (b)	1,649	21,970
Coca-Cola Amatil Ltd.	7,769	52,973
Cochlear Ltd.	904	128,491
Coles Group Ltd.	18,986	231,556
Commonwealth Bank of Australia	25,187	1,151,159
Computershare Ltd.	7,251	63,662
Crown Resorts Ltd.	4,509	28,477
CSL Ltd.	6,463	1,331,648
Dexus	15,362	98,039
Evolution Mining Ltd.	23,269	96,604
Fortescue Metals Group Ltd.	24,067	281,724
Goodman Group	23,310	300,001
The GPT Group	27,308	76,530
Insurance Australia Group Ltd.	33,446	105,258
Lendlease Corp Ltd.	9,141	72,403
Macquarie Group Ltd.	4,775	410,160
Magellan Financial Group Ltd.	1,757	71,610
Medibank Pvt. Ltd.	38,844	69,973
Mirvac Group	51,971	81,396
National Australia Bank Ltd.	45,308	578,099
Newcrest Mining Ltd.	11,539	260,078
Northern Star Resources Ltd.	10,690	105,115
Orica Ltd.	6,092	67,504
Origin Energy Ltd.	24,056	74,386
Qantas Airways Ltd. (a)	12,901	37,588
QBE Insurance Group Ltd.	20,980	129,843
Ramsay Health Care Ltd.	2,540	120,491
REA Group Ltd. (b)	820	64,792
Rio Tinto Ltd.	5,303	359,033
Santos Ltd.	24,380	85,558
Scentre Group	74,843	118,424

	Number of Shares	Value
SEEK Ltd.	4,665	$71,363
Sonic Healthcare Ltd.	6,529	155,327
South32 Ltd.	66,958	98,180
Stockland	34,082	92,579
Suncorp Group Ltd.	17,505	106,338
Sydney Airport	18,958	79,806
Tabcorp Holdings Ltd.	29,581	70,991
Telstra Corp. Ltd.	60,171	120,032
TPG Telecom Ltd. (a)	4,863	25,783
Transurban Group	39,184	397,108
Treasury Wine Estates Ltd.	10,344	66,371
Vicinity Centres	54,847	54,197
Washington H Soul Pattinson & Co. Ltd. (b)	1,775	29,958
Wesfarmers Ltd.	16,109	513,613
Westpac Banking Corp.	51,379	619,941
WiseTech Global Ltd.	2,222	41,778
Woodside Petroleum Ltd.	13,266	167,562
Woolworths Group Ltd.	18,139	474,221
		12,622,817
Austria — 0.1%
ANDRITZ AG	1,108	34,134
Erste Group Bank AG (a)	3,996	83,570
OMV AG (a)	1,984	54,198
Raiffeisen Bank International AG (a)	2,364	36,139
Verbund AG	945	51,593
voestalpine AG	1,629	42,826
		302,460
Belgium — 0.9%
Ageas	2,542	103,739
Anheuser-Busch InBev SA	10,833	584,739
Colruyt SA	850	55,156
Elia Group SA/NV (b)	475	47,425
Galapagos NV (a)	603	85,648
Groupe Bruxelles Lambert SA	1,604	144,570
KBC Group NV	3,615	181,014
Proximus SADP	2,002	36,546
Sofina SA	197	53,746
Solvay SA	1,032	88,746
Telenet Group Holding NV	750	29,073
UCB SA	1,836	208,498
Umicore SA	2,843	118,378
		1,737,278
Bermuda — 0.2%
CK Infrastructure Holdings Ltd.	9,000	42,117
Dairy Farm International Holdings Ltd.	5,200	19,683
Hongkong Land Holdings Ltd.	17,600	65,547

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Jardine Matheson Holdings Ltd.	3,100	$123,040
Jardine Strategic Holdings Ltd.	3,400	67,359
Kerry Properties Ltd.	11,000	28,107
Pacific Century Premium Developments Ltd. (a)	7,143	1,879
		347,732
Cayman Islands — 0.6%
ASM Pacific Technology Ltd.	4,100	41,908
BeiGene Ltd. ADR (a)	581	166,422
Budweiser Brewing Co. APAC Ltd. (c)	24,225	70,766
CK Asset Holdings Ltd.	37,245	181,721
CK Hutchison Holdings Ltd.	38,745	234,907
Melco Resorts & Entertainment Ltd. ADR	2,996	49,883
Microport Scientific Corp.	9,000	35,985
Sands China Ltd.	33,600	130,747
WH Group Ltd. (c)	137,072	111,566
Wharf Real Estate Investment Co. Ltd.	24,000	98,247
Wynn Macau Ltd. (a)	22,800	36,498
		1,158,650
Denmark — 2.5%
Ambu A/S Class B (b)	2,350	66,535
AP Moller - Maersk A/S Class A	49	71,573
AP Moller - Maersk A/S Class B	91	144,272
Carlsberg A/S Class B	1,514	203,860
Chr Hansen Holding A/S	1,526	169,600
Coloplast A/S Class B	1,679	265,531
Danske Bank A/S (a)	9,994	135,374
Demant A/S (a) (b)	1,501	47,218
DSV PANALPINA A/S	2,930	478,145
Genmab A/S (a)	941	341,689
GN Store Nord A/S	1,801	136,273
H Lundbeck A/S	941	31,019
Novo Nordisk A/S Class B	24,455	1,698,688
Novozymes A/S Class B	2,937	184,734
Orsted A/S (c)	2,682	369,941
Pandora A/S	1,446	104,053
Tryg A/S	1,868	58,876
Vestas Wind Systems A/S	2,785	450,631
		4,958,012
Finland — 1.2%
Elisa OYJ	2,052	120,949
Fortum OYJ	6,328	128,078
Kone OYJ Class B	4,870	428,132
Neste OYJ	5,989	314,924
Nokia OYJ (a)	80,279	314,661
Nordea Bank Abp (a)	46,319	352,829

	Number of Shares	Value
Orion OYJ Class B	1,474	$66,707
Sampo OYJ Class A	6,663	263,601
Stora Enso OYJ Class R	8,217	128,766
UPM-Kymmene OYJ	7,651	232,866
Wartsila OYJ Abp	6,191	48,715
		2,400,228
France — 9.7%
Accor SA (a)	2,685	75,098
Aeroports de Paris	422	42,020
Air Liquide SA	6,723	1,066,828
Alstom SA (a)	2,784	138,609
Amundi SA (a) (c)	846	59,642
Arkema SA	952	100,996
Atos SE (a)	1,404	113,098
AXA SA	27,490	507,474
BioMerieux	596	93,298
BNP Paribas SA (a)	16,022	580,413
Bollore SA	12,570	46,918
Bouygues SA	3,261	113,055
Bureau Veritas SA (a)	4,103	92,158
Capgemini SE	2,269	290,604
Carrefour SA	8,720	139,574
Cie de Saint-Gobain (a)	7,328	307,672
Cie Generale des Etablissements Michelin SCA	2,458	263,018
CNP Assurances (a)	2,465	30,805
Covivio	751	53,011
Credit Agricole SA (a)	16,693	145,909
Danone SA	8,862	573,204
Dassault Aviation SA (a)	33	28,011
Dassault Systemes SE	1,900	354,416
Edenred	3,506	157,298
Eiffage SA (a)	1,191	97,071
Electricite de France SA	9,048	95,720
Engie SA (a)	25,949	346,821
EssilorLuxottica SA (a)	4,044	549,925
Eurazeo SE (a)	586	31,715
Faurecia SE (a)	1,104	47,675
Gecina SA	692	91,552
Getlink SE (a)	6,255	84,808
Hermes International	457	393,926
ICADE	432	24,249
Iliad SA	231	42,497
Ingenico Group SA (a) (b)	874	135,239
Ipsen SA	525	55,079
JCDecaux SA (a)	1,295	22,439
Kering SA	1,080	717,536
Klepierre (b)	2,405	33,740
L’Oreal SA	3,582	1,165,590

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
La Francaise des Jeux SAEM (c)	1,192	$43,779
Legrand SA	3,836	306,242
LVMH Moet Hennessy Louis Vuitton SE	3,955	1,848,946
Natixis SA (a)	13,748	30,898
Orange SA	28,162	293,041
Orpea (a)	733	83,251
Pernod Ricard SA	3,002	479,089
Peugeot SA (a) (b)	8,460	152,537
Publicis Groupe SA	3,151	102,113
Remy Cointreau SA	315	57,498
Renault SA (a)	2,693	69,512
Safran SA (a)	4,541	446,852
Sanofi	16,061	1,610,421
Sartorius Stedim Biotech	397	136,732
Schneider Electric SE	7,902	980,757
SCOR SE (a)	2,098	58,129
SEB SA	321	52,214
Societe Generale SA (a)	11,688	154,663
Sodexo SA	1,255	89,372
Suez SA	5,173	95,764
Teleperformance	825	254,070
Thales SA	1,523	114,040
TOTAL SE (b)	35,145	1,206,635
Ubisoft Entertainment SA (a)	1,307	118,113
Unibail Rodamco Westfield (b)	11,160	19,689
Unibail Rodamco Westfield (b)	1,582	58,373
Valeo SA	3,236	98,903
Veolia Environnement SA	7,796	168,128
Vinci SA	7,307	609,483
Vivendi SA	11,661	325,018
Wendel SE	408	37,010
Worldline SA (a) (c)	1,975	161,945
		19,571,928
Germany — 8.7%
adidas AG (a)	2,711	877,451
Allianz SE Registered	5,929	1,137,292
BASF SE	13,090	797,105
Bayer AG Registered	13,966	872,884
Bayerische Motoren Werke AG	4,772	346,495
Beiersdorf AG	1,438	163,526
Brenntag AG	2,193	139,541
Carl Zeiss Meditec AG	567	71,762
Commerzbank AG (a)	13,241	65,078
Continental AG	1,573	170,522
Covestro AG (c)	2,426	120,455
Daimler AG Registered	12,172	656,320
Delivery Hero AG (a) (c)	1,861	214,071
Deutsche Bank AG Registered (a)	27,861	234,905

	Number of Shares	Value
Deutsche Boerse AG	2,702	$474,523
Deutsche Lufthansa AG Registered (a)	4,041	34,831
Deutsche Post AG Registered	14,072	641,699
Deutsche Telekom AG Registered	47,403	794,106
Deutsche Wohnen SE	4,856	242,978
E.ON SE	31,882	352,254
Evonik Industries AG	2,943	76,244
Fraport AG Frankfurt Airport Services Worldwide (a)	688	27,244
Fresenius Medical Care AG & Co. KGaA	3,021	255,087
Fresenius SE & Co. KGaA	5,931	269,977
GEA Group AG	2,095	73,849
Hannover Rueck SE	877	135,952
HeidelbergCement AG	2,101	128,878
Henkel AG & Co. KGaA	1,477	138,348
HOCHTIEF AG	407	31,684
Infineon Technologies AG	17,776	502,825
KION Group AG	899	77,207
Knorr-Bremse AG	1,042	123,087
LANXESS AG	1,262	72,428
LEG Immobilien AG	982	140,183
Merck KGaA	1,831	267,368
METRO AG	2,772	27,686
MTU Aero Engines AG	765	127,234
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	1,990	505,260
Nemetschek SE	888	65,039
Puma SE (a)	186	16,759
Puma SE (a)	980	88,312
RWE AG	9,262	347,245
SAP SE	14,853	2,312,959
Scout24 AG (c)	1,498	130,751
Siemens AG Registered	10,875	1,375,097
Siemens Energy AG (a) (f)	5,438	146,630
Siemens Healthineers AG (c)	3,862	173,418
Symrise AG	1,852	256,209
Teamviewer AG (a) (c)	1,870	92,342
Telefonica Deutschland Holding AG	14,241	36,528
thyssenkrupp AG (a)	6,262	31,649
Uniper SE	2,854	92,212
United Internet AG Registered	1,454	55,638
Volkswagen AG (a)	427	74,645
Vonovia SE	7,309	502,264
Zalando SE (a) (c)	2,192	205,175
		17,391,211
Hong Kong — 2.5%
AIA Group Ltd.	171,780	1,692,236

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
The Bank of East Asia Ltd.	19,595	$36,125
BOC Hong Kong Holdings Ltd.	53,500	141,922
CLP Holdings Ltd.	22,999	214,380
Galaxy Entertainment Group Ltd.	31,000	209,819
Hang Lung Properties Ltd.	27,000	68,851
Hang Seng Bank Ltd.	10,900	161,799
Henderson Land Development Co. Ltd.	19,325	71,293
HK Electric Investments & HK Electric Investments Ltd. Class SS	40,206	41,525
HKT Trust & HKT Ltd.	52,840	70,006
Hong Kong & China Gas Co. Ltd.	152,753	219,515
Hong Kong Exchanges & Clearing Ltd.	17,181	807,582
Link REIT	29,895	244,373
MTR Corp. Ltd.	21,028	104,357
New World Development Co. Ltd.	21,722	105,749
PCCW Ltd.	66,136	39,527
Power Assets Holdings Ltd.	19,500	102,559
Sino Land Co. Ltd.	42,341	49,276
SJM Holdings Ltd.	30,000	35,429
Sun Hung Kai Properties Ltd.	18,758	240,476
Swire Pacific Ltd. Class A	8,000	38,792
Swire Properties Ltd.	17,196	45,437
Techtronic Industries Co. Ltd.	19,903	261,718
		5,002,746
Ireland — 0.8%
CRH PLC	11,108	401,123
DCC PLC	1,424	109,741
Flutter Entertainment PLC (a)	2,192	347,332
James Hardie Industries PLC	6,382	152,011
Kerry Group PLC Class A	2,287	293,589
Kingspan Group PLC (a)	2,215	201,461
Smurfit Kappa Group PLC	3,115	122,230
		1,627,487
Israel — 0.6%
Azrieli Group Ltd.	547	24,371
Bank Hapoalim B.M.	15,145	80,859
Bank Leumi Le-Israel BM	19,460	85,613
Check Point Software Technologies Ltd. (a)	1,671	201,088
CyberArk Software Ltd. (a)	534	55,226
Elbit Systems Ltd.	414	50,283
Israel Chemicals Ltd.	11,207	39,563
Israel Discount Bank Ltd. Class A	17,833	48,067
Mizrahi Tefahot Bank Ltd.	1,929	34,182
Nice Ltd. (a)	868	196,679
Teva Pharmaceutical Industries Ltd. Sponsored ADR (a)	15,796	142,322

	Number of Shares	Value
Wix.com Ltd. (a)	742	$189,099
		1,147,352
Italy — 1.7%
Assicurazioni Generali SpA	16,054	226,096
Atlantia SpA (a) (b)	6,990	109,614
DiaSorin SpA	361	72,764
Enel SpA	115,630	1,004,033
Eni SpA	36,854	288,303
FinecoBank Banca Fineco SpA (a)	8,740	120,260
Infrastrutture Wireless Italiane SpA (c)	3,366	37,325
Intesa Sanpaolo SpA (a)	233,863	439,131
Leonardo SpA (b)	5,414	31,657
Mediobanca Banca di Credito Finanziario SpA	8,084	63,393
Moncler SpA (a)	2,716	111,243
Nexi SpA (a) (c)	5,359	107,464
Pirelli & C SpA (a) (c)	6,657	28,513
Poste Italiane SpA (c)	8,000	70,866
Prysmian SpA	3,395	98,717
Recordati Industria Chimica e Farmaceutica SpA	1,409	72,087
Snam SpA	29,531	151,842
Telecom Italia SpA	123,893	49,575
Terna Rete Elettrica Nazionale SpA	19,590	137,252
UniCredit SpA (a)	30,619	252,506
		3,472,641
Japan — 25.2%
ABC-Mart, Inc.	500	26,026
Acom Co. Ltd. (b)	6,300	27,294
Advantest Corp.	2,900	140,856
Aeon Co. Ltd.	9,400	252,687
Aeon Mall Co. Ltd.	1,500	21,086
AGC, Inc.	2,900	84,932
Air Water, Inc.	2,800	37,878
Aisin Seiki Co. Ltd.	2,200	70,341
Ajinomoto Co. Inc.	6,500	133,624
Alfresa Holdings Corp.	2,900	63,441
Amada Holdings Co. Ltd.	4,900	45,925
ANA Holdings, Inc. (a)	1,700	39,387
Aozora Bank Ltd. (b)	1,900	31,575
Asahi Group Holdings Ltd.	6,500	226,392
Asahi Intecc Co. Ltd.	2,700	84,813
Asahi Kasei Corp.	17,300	151,018
Astellas Pharma, Inc.	26,800	398,959
Bandai Namco Holdings, Inc.	2,800	204,538
The Bank of Kyoto Ltd.	800	38,648
Benesse Holdings, Inc.	1,100	28,244
Bridgestone Corp.	7,600	240,059
Brother Industries Ltd.	3,400	54,002

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Calbee, Inc.	1,300	$42,857
Canon, Inc.	14,400	239,009
Casio Computer Co. Ltd. (b)	2,900	46,823
Central Japan Railway Co.	2,100	301,281
Century Tokyo Leasing Corp.	600	32,651
The Chiba Bank Ltd. (b)	8,000	44,148
Chubu Electric Power Co. Inc.	9,100	110,686
Chugai Pharmaceutical Co. Ltd.	9,600	430,791
The Chugoku Electric Power Co., Inc.	3,900	48,828
Coca-Cola Bottlers Japan Holdings, Inc.	1,900	31,803
Concordia Financial Group Ltd. (b)	12,700	44,270
Cosmos Pharmaceutical Corp.	300	52,184
CyberAgent, Inc.	1,500	92,767
Dai Nippon Printing Co. Ltd.	3,600	72,919
Dai-ichi Life Holdings, Inc.	15,500	218,756
Daicel Corp.	3,800	27,386
Daifuku Co. Ltd.	1,400	140,910
Daiichi Sankyo Co. Ltd.	24,300	746,703
Daikin Industries Ltd.	3,600	663,806
Daito Trust Construction Co. Ltd.	900	79,795
Daiwa House Industry Co. Ltd.	8,100	208,117
Daiwa House REIT Investment Corp.	26	66,579
Daiwa Securities Group, Inc. (b)	19,300	81,006
Denso Corp.	6,200	271,576
Dentsu Group, Inc.	3,000	88,641
Disco Corp.	400	97,330
East Japan Railway Co.	4,300	264,957
Eisai Co. Ltd.	3,600	328,503
Electric Power Development Co. Ltd.	2,200	33,950
ENEOS Holdings, Inc.	43,500	155,336
FamilyMart Co. Ltd. (b)	2,500	56,537
FANUC Corp.	2,700	517,960
Fast Retailing Co. Ltd.	800	501,968
Fuji Electric Co. Ltd.	1,700	53,712
FUJIFILM Holdings Corp.	5,200	256,233
Fujitsu Ltd.	2,800	383,405
Fukuoka Financial Group, Inc.	2,700	45,457
GLP J-REIT	51	78,730
GMO Payment Gateway, Inc.	600	64,526
Hakuhodo DY Holdings, Inc.	3,700	47,814
Hamamatsu Photonics KK	1,900	95,736
Hankyu Hanshin Holdings, Inc.	3,100	99,726
Hikari Tsushin, Inc.	300	71,490
Hino Motors Ltd.	4,200	27,219
Hirose Electric Co. Ltd.	525	67,595
Hisamitsu Pharmaceutical Co., Inc.	800	40,843
Hitachi Construction Machinery Co. Ltd. (b)	1,500	54,320

	Number of Shares	Value
Hitachi Ltd.	13,900	$469,677
Hitachi Metals Ltd.	2,800	43,043
Honda Motor Co. Ltd.	23,100	545,022
Hoshizaki Corp.	700	55,825
Hoya Corp.	5,400	608,686
Hulic Co. Ltd.	4,500	42,208
Idemitsu Kosan Co. Ltd. (b)	2,671	56,907
Iida Group Holdings Co. Ltd.	2,000	40,437
Inpex Corp.	14,200	75,966
Isetan Mitsukoshi Holdings Ltd. (b)	4,700	24,930
Isuzu Motors Ltd.	7,700	67,457
Ito En Ltd.	800	57,076
ITOCHU Corp. (b)	19,400	496,073
Itochu Techno-Solutions Corp.	1,400	53,281
Japan Airlines Co. Ltd. (a)	1,800	33,790
Japan Airport Terminal Co. Ltd.	800	35,297
Japan Exchange Group, Inc.	7,300	204,287
Japan Post Bank Co. Ltd.	5,000	39,052
Japan Post Holdings Co. Ltd.	22,700	154,835
Japan Post Insurance Co. Ltd.	2,900	45,629
Japan Prime Realty Investment Corp.	12	37,264
Japan Real Estate Investment Corp.	18	92,032
Japan Retail Fund Investment Corp.	40	61,942
Japan Tobacco, Inc.	17,100	312,260
JFE Holdings, Inc. (a)	6,800	47,559
JGC Holdings Corp.	3,300	34,277
JSR Corp. (b)	3,000	71,156
JTEKT Corp.	3,300	25,862
Kajima Corp.	6,700	80,248
Kakaku.com, Inc. (b)	2,100	55,518
Kamigumi Co. Ltd.	1,600	31,501
The Kansai Electric Power Co., Inc.	9,500	92,089
Kansai Paint Co. Ltd. (b)	2,500	62,095
Kao Corp.	6,800	510,273
Kawasaki Heavy Industries Ltd. (a)	2,300	31,128
KDDI Corp.	23,000	581,807
Keihan Holdings Co. Ltd.	1,500	62,209
Keikyu Corp. (b)	3,100	47,616
Keio Corp.	1,400	86,573
Keisei Electric Railway Co. Ltd.	2,000	56,541
Keyence Corp.	2,600	1,211,711
Kikkoman Corp. (b)	2,000	110,988
Kintetsu Group Holdings Co. Ltd.	2,500	106,649
Kirin Holdings Co. Ltd.	11,800	221,628
Kobayashi Pharmaceutical Co. Ltd.	700	67,758
Kobe Bussan Co. Ltd.	900	49,485
Koito Manufacturing Co. Ltd.	1,500	76,470
Komatsu Ltd.	12,500	275,183
Konami Holdings Corp. (b)	1,200	52,015

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Kose Corp.	500	$61,135
Kubota Corp.	14,800	264,755
Kuraray Co. Ltd.	5,100	49,530
Kurita Water Industries Ltd.	1,400	46,206
Kyocera Corp.	4,600	262,835
Kyowa Kirin Co. Ltd.	3,800	107,935
Kyushu Electric Power Co, Inc.	5,300	48,140
Kyushu Railway Co.	2,200	46,997
Lasertec Corp.	1,100	90,974
Lawson, Inc.	800	38,112
LINE Corp. (a)	600	30,563
Lion Corp.	3,400	69,923
LIXIL Group Corp. (b)	3,500	70,373
M3, Inc.	6,200	384,970
Makita Corp.	3,100	147,862
Marubeni Corp.	22,700	128,790
Marui Group Co. Ltd. (b)	2,900	55,631
Maruichi Steel Tube Ltd.	900	22,509
Mazda Motor Corp. (b)	7,100	41,517
McDonald’s Holdings Co. Japan Ltd.	900	43,781
Mebuki Financial Group Inc.	13,300	30,176
Medipal Holdings Corp.	2,700	54,064
MEIJI Holdings Co. Ltd.	1,600	122,246
Mercari, Inc. (a)	1,300	60,068
MinebeaMitsumi, Inc.	5,100	96,223
MISUMI Group, Inc. (b)	3,900	109,003
Mitsubishi Chemical Holding Corp.	17,300	99,885
Mitsubishi Corp.	18,900	452,152
Mitsubishi Electric Corp.	26,200	353,721
Mitsubishi Estate Co. Ltd.	16,800	253,916
Mitsubishi Gas Chemical Co., Inc.	2,100	38,960
Mitsubishi Heavy Industries Ltd.	4,400	97,729
Mitsubishi Materials Corp.	1,800	35,537
Mitsubishi Motors Corp. (a)	10,600	23,398
Mitsubishi UFJ Financial Group, Inc.	172,200	683,362
Mitsubishi UFJ Lease & Finance Co. Ltd.	6,400	29,601
Mitsui & Co. Ltd.	23,000	395,077
Mitsui Chemicals, Inc.	2,500	60,477
Mitsui Fudosan Co. Ltd.	13,300	231,656
Miura Co. Ltd.	1,300	63,566
Mizuho Financial Group, Inc.	34,600	432,207
MonotaRO Co. Ltd.	1,700	84,668
MS&AD Insurance Group Holdings, Inc.	6,300	170,636
Murata Manufacturing Co. Ltd.	8,100	522,627
Nabtesco Corp.	1,600	58,297
Nagoya Railroad Co. Ltd.	2,800	76,726
NEC Corp.	3,600	210,729

	Number of Shares	Value
Nexon Co. Ltd.	7,000	$173,844
NGK Insulators Ltd.	3,500	49,938
NGK Spark Plug Co. Ltd.	1,800	31,402
NH Foods Ltd.	1,200	53,552
Nidec Corp.	6,300	585,906
Nihon M&A Center, Inc.	2,100	119,786
Nikon Corp. (b)	4,700	31,756
Nintendo Co. Ltd.	1,600	909,569
Nippon Building Fund, Inc.	18	102,187
Nippon Express Co. Ltd.	1,000	58,213
Nippon Paint Holdings Co. Ltd.	2,100	216,111
Nippon Prologis REIT, Inc.	30	101,297
Nippon Shinyaku Co. Ltd.	700	57,713
Nippon Steel Corp. (a)	11,400	107,673
Nippon Telegraph & Telephone Corp.	18,200	372,355
Nippon Yusen KK	2,300	39,873
Nissan Chemical Corp. (b)	1,800	96,019
Nissan Motor Co. Ltd. (a)	34,400	122,263
Nisshin Seifun Group, Inc.	2,700	43,051
Nissin Foods Holdings Co. Ltd. (b)	900	84,601
Nitori Holdings Co. Ltd.	1,100	228,789
Nitto Denko Corp.	2,200	143,428
Nomura Holdings, Inc.	45,300	206,647
Nomura Real Estate Holdings, Inc.	1,300	24,726
Nomura Real Estate Master Fund, Inc.	59	74,177
Nomura Research Institute Ltd.	4,500	132,255
NSK Ltd.	5,700	43,628
NTT Data Corp.	8,900	114,092
NTT DOCOMO, Inc.	16,100	597,061
Obayashi Corp.	9,800	88,818
Obic Co. Ltd.	1,000	175,955
Odakyu Electric Railway Co. Ltd. (b)	4,000	100,638
Oji Holdings Corp.	13,200	60,579
Olympus Corp.	16,500	342,494
Omron Corp.	2,600	202,523
Ono Pharmaceutical Co. Ltd.	5,200	163,249
Oracle Corp.	500	54,209
Oriental Land Co. Ltd. (b)	2,800	392,260
ORIX Corp.	18,700	232,804
Orix JREIT, Inc.	39	60,165
Osaka Gas Co. Ltd.	5,300	103,259
Otsuka Corp.	1,600	81,881
Otsuka Holdings Co. Ltd.	5,600	237,500
Pan Pacific International Holding Corp.	5,800	135,111
Panasonic Corp.	31,800	269,373
Park24 Co. Ltd.	1,500	24,215
PeptiDream, Inc. (a)	1,300	61,083
Persol Holdings Co. Ltd.	2,400	39,036

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Pigeon Corp.	1,600	$71,484
Pola Orbis Holdings, Inc.	1,200	22,664
Rakuten, Inc.	12,300	132,871
Recruit Holdings Co. Ltd.	18,200	722,129
Renesas Electronics Corp. (a)	11,500	84,229
Resona Holdings, Inc.	28,200	96,107
Ricoh Co. Ltd. (b)	9,200	62,020
Rinnai Corp.	500	48,849
Rohm Co. Ltd.	1,200	92,657
Ryohin Keikaku Co. Ltd.	3,600	59,797
Santen Pharmaceutical Co. Ltd.	5,100	104,575
SBI Holdings, Inc.	3,342	86,477
SCSK Corp.	800	44,758
Secom Co. Ltd.	3,000	274,122
Sega Sammy Holdings, Inc.	2,800	34,057
Seibu Holdings, Inc.	2,900	31,195
Seiko Epson Corp. (b)	4,100	47,132
Sekisui Chemical Co. Ltd.	5,500	87,921
Sekisui House Ltd.	8,700	153,866
Seven & i Holdings Co. Ltd.	10,900	336,952
Seven Bank Ltd. (b)	9,000	21,822
SG Holdings Co. Ltd. (b)	2,300	119,542
Sharp Corp.	3,200	39,647
Shimadzu Corp.	3,000	91,520
Shimamura Co. Ltd.	300	29,326
Shimano, Inc.	1,000	196,883
Shimizu Corp.	8,300	62,243
Shin-Etsu Chemical Co. Ltd.	5,000	652,610
Shinsei Bank Ltd. (b)	2,400	29,737
Shionogi & Co. Ltd.	3,700	197,954
Shiseido Co. Ltd.	5,700	327,069
The Shizuoka Bank Ltd.	6,600	45,648
Showa Denko KK	2,100	38,492
SMC Corp.	800	445,246
Softbank Corp. (b)	40,800	457,159
SoftBank Group Corp.	22,300	1,376,964
Sohgo Security Services Co. Ltd.	1,100	52,416
Sompo Holdings, Inc.	4,800	166,263
Sony Corp.	17,900	1,369,080
Square Enix Holdings Co. Ltd.	1,300	86,432
Stanley Electric Co. Ltd.	1,900	54,523
Subaru Corp.	8,800	170,831
Sumco Corp.	3,600	50,633
Sumitomo Chemical Co. Ltd.	22,800	75,494
Sumitomo Corp. (b)	16,700	200,247
Sumitomo Dainippon Pharma Co. Ltd. (b)	2,600	34,237
Sumitomo Electric Industries Ltd.	10,400	116,863
Sumitomo Heavy Industries Ltd.	1,800	41,875

	Number of Shares	Value
Sumitomo Metal Mining Co. Ltd.	3,200	$99,059
Sumitomo Mitsui Financial Group, Inc.	18,800	523,131
Sumitomo Mitsui Trust Holdings, Inc.	4,700	125,065
Sumitomo Realty & Development Co. Ltd.	4,300	127,216
Sumitomo Rubber Industries Ltd.	3,000	27,828
Sundrug Co. Ltd.	1,100	41,415
Suntory Beverage & Food Ltd.	1,900	71,413
Suzuken Co. Ltd.	800	30,492
Suzuki Motor Corp.	5,300	227,007
Sysmex Corp.	2,400	229,042
T&D Holdings, Inc.	7,100	70,217
Taiheiyo Cement Corp.	1,900	48,491
Taisei Corp.	2,600	87,609
Taisho Pharmaceutical Holdings Co. Ltd.	500	32,975
Taiyo Nippon Sanso Corp. (b)	2,100	32,461
Takeda Pharmaceutical Co. Ltd.	22,541	802,955
TDK Corp.	1,800	196,837
Teijin Ltd.	2,800	43,413
Terumo Corp.	9,300	370,526
THK Co. Ltd.	1,900	47,669
TIS, Inc.	3,400	72,263
Tobu Railway Co. Ltd.	2,700	83,396
Toho Co. Ltd.	1,600	65,951
Toho Gas Co. Ltd.	1,000	49,575
Tohoku Electric Power Co., Inc.	6,000	60,123
Tokio Marine Holdings, Inc.	9,000	394,130
Tokyo Electric Power Co. Holdings, Inc. (a)	18,500	50,862
Tokyo Electron Ltd.	2,100	549,632
Tokyo Gas Co. Ltd.	5,400	123,371
Tokyu Corp.	6,700	86,962
Tokyu Fudosan Holdings Corp.	9,000	38,747
Toppan Printing Co. Ltd.	3,400	47,888
Toray Industries, Inc.	19,100	87,342
Toshiba Corp.	5,600	142,543
Tosoh Corp.	3,500	56,907
TOTO Ltd. (b)	1,900	87,176
Toyo Suisan Kaisha Ltd. (b)	1,200	63,418
Toyoda Gosei Co. Ltd.	1,100	25,212
Toyota Industries Corp.	2,000	126,465
Toyota Motor Corp.	30,200	1,997,415
Toyota Tsusho Corp.	3,200	89,368
Trend Micro, Inc.	1,900	115,934
Tsuruha Holdings, Inc.	500	70,762
Unicharm Corp.	5,800	259,109
United Urban Investment Corp.	43	47,955

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
USS Co. Ltd.	3,000	$53,663
Welcia Holdings Co. Ltd.	1,400	61,553
West Japan Railway Co.	2,300	113,680
Yakult Honsha Co. Ltd.	1,700	94,321
Yamada Denki Co. Ltd.	9,500	47,370
Yamaha Corp.	1,900	90,946
Yamaha Motor Co. Ltd.	4,300	62,525
Yamato Holdings Co. Ltd.	4,400	115,820
Yamazaki Baking Co. Ltd.	1,700	29,692
Yaskawa Electric Corp.	3,400	132,774
Yokogawa Electric Corp.	3,100	49,249
The Yokohama Rubber Co. Ltd.	1,800	25,619
Z Holdings Corp.	38,200	255,220
ZOZO, Inc. (b)	1,600	44,625
		50,585,990
Luxembourg — 0.2%
ArcelorMittal SA (a)	10,256	136,774
Aroundtown SA (a)	16,193	81,394
Eurofins Scientific SE (a)	191	151,203
SES SA	5,372	38,005
Tenaris SA	7,095	35,366
		442,742
Netherlands — 5.2%
ABN AMRO Bank NV (c)	5,832	48,768
Adyen NV (a) (c)	260	479,143
Aegon NV	24,097	62,582
AerCap Holdings NV (a)	1,805	45,468
Airbus SE (a)	8,411	610,510
Akzo Nobel NV	2,703	273,746
Altice Europe NV (a)	8,742	41,868
Argenx SE (a)	613	161,472
ASML Holding NV	6,059	2,234,163
CNH Industrial NV (a)	14,222	110,528
Davide Campari-Milano NV	8,680	94,871
EXOR NV	1,535	83,531
Ferrari NV	218	39,904
Ferrari NV	1,554	286,076
Fiat Chrysler Automobiles NV (a) (b)	11,145	136,192
Fiat Chrysler Automobiles NV (a)	4,004	49,018
Heineken Holding NV	1,616	125,765
Heineken NV	3,669	326,051
ING Groep NV (a)	55,325	391,748
Just Eat Takeaway (a) (b) (c)	1,800	201,578
Koninklijke Ahold Delhaize NV	15,801	467,640
Koninklijke DSM NV	2,475	407,870
Koninklijke KPN NV	51,796	121,792
Koninklijke Philips NV (a)	13,112	617,709
Koninklijke Vopak NV	1,054	59,382

	Number of Shares	Value
NN Group NV	4,006	$150,472
Prosus NV (a)	6,924	638,517
QIAGEN NV (a)	3,239	168,226
Randstad NV (a)	1,688	88,080
STMicroelectronics NV	9,029	275,992
Unilever NV	20,764	1,253,527
Wolters Kluwer NV	3,867	330,149
		10,382,338
New Zealand — 0.3%
The a2 Milk Co. Ltd. (a)	10,475	106,687
Auckland International Airport Ltd. (a)	18,950	91,817
Fisher & Paykel Healthcare Corp. Ltd.	8,357	183,953
Mercury NZ Ltd.	10,346	34,909
Meridian Energy Ltd.	17,222	56,177
Ryman Healthcare Ltd.	5,546	51,870
Spark New Zealand Ltd.	24,523	76,480
		601,893
Norway — 0.5%
Adevinta ASA (a)	3,053	52,359
DNB ASA (a)	13,721	189,510
Equinor ASA	14,548	205,310
Gjensidige Forsikring ASA (b)	2,996	60,819
Mowi ASA	6,193	109,859
Norsk Hydro ASA (a)	19,981	54,999
Orkla ASA	10,367	104,916
Schibsted ASA Class B (a)	1,466	58,573
Telenor ASA	10,351	173,431
Yara International ASA	2,530	97,415
		1,107,191
Papua New Guinea — 0.0%
Oil Search Ltd.	29,456	55,943
Portugal — 0.2%
Banco Espirito Santo SA (a) (d)	39,664	—
EDP - Energias de Portugal SA	40,312	198,136
Galp Energia SGPS SA	7,206	66,793
Jeronimo Martins SGPS SA	3,859	62,000
		326,929
Singapore — 1.0%
Ascendas REIT	42,944	102,522
CapitaLand Commercial Trust	40,643	49,200
CapitaLand Ltd. (b)	34,246	68,426
CapitaLand Mall Trust	35,200	50,119
City Developments Ltd.	6,800	38,245
DBS Group Holdings, Ltd.	25,763	378,931
Genting Singapore Ltd.	97,400	47,853
Jardine Cycle & Carriage Ltd.	1,177	15,612
Keppel Corp. Ltd.	20,100	65,930
Mapletree Commercial Trust	28,500	40,787

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Mapletree Logistics Trust	42,100	$63,242
Oversea-Chinese Banking Corp. Ltd.	47,129	292,800
Singapore Airlines Ltd.	17,949	45,878
Singapore Exchange Ltd.	11,300	76,042
Singapore Technologies Engineering Ltd.	23,600	60,144
Singapore Telecommunications Ltd.	114,900	179,239
Suntec REIT	28,100	30,080
United Overseas Bank Ltd.	16,693	234,339
UOL Group Ltd.	6,669	32,664
Venture Corp. Ltd.	3,800	53,880
Wilmar International Ltd.	26,900	87,141
Yangzijiang Shipbuilding Holdings Ltd.	39,700	28,948
		2,042,022
Spain — 2.2%
ACS Actividades de Construccion y Servicios SA	3,853	87,298
Aena SME SA (a) (c)	954	132,884
Amadeus IT Group SA	6,346	352,177
Banco Bilbao Vizcaya Argentaria SA	96,142	265,715
Banco Santander SA (a)	234,873	437,559
Bankinter SA	9,963	42,867
CaixaBank SA	51,453	109,095
Cellnex Telecom SAU (c)	4,533	275,497
Enagas SA	3,429	79,000
Endesa SA	4,453	119,094
Ferrovial SA	6,860	166,419
Grifols SA (b)	4,268	123,002
Iberdrola SA	84,437	1,039,237
Industria de Diseno Textil SA	15,789	438,977
Mapfre SA	17,511	27,419
Naturgy Energy Group SA	4,127	82,752
Red Electrica Corp. SA	6,111	114,664
Repsol SA	21,151	141,272
Siemens Gamesa Renewable Energy SA	3,396	91,535
Telefonica SA	68,530	235,047
		4,361,510
Sweden — 3.1%
Alfa Laval AB (a)	4,502	99,362
Assa Abloy AB Class B	14,225	332,026
Atlas Copco AB Class A	9,632	458,418
Atlas Copco AB Class B	5,476	228,147
Boliden AB	3,825	113,725
Electrolux AB Series B	3,058	71,276
Epiroc AB Class A	9,143	132,705
Epiroc AB Class B	5,116	71,154
EQT AB	3,425	66,286

	Number of Shares	Value
Essity AB Class B (a)	8,765	$296,177
Evolution Gaming Group AB (c)	1,833	121,162
Hennes & Mauritz AB Class B	11,575	199,652
Hexagon AB Class B (a)	4,053	306,309
Husqvarna AB Class B	6,352	69,941
ICA Gruppen AB (b)	1,485	75,491
Industrivarden AB Class C (a)	2,212	58,942
Investment AB Latour	2,105	49,352
Investor AB Class B	6,549	427,047
Kinnevik AB	3,537	143,176
L E Lundbergforetagen AB Class B (a)	1,060	52,433
Lundin Energy AB	2,607	51,636
Nibe Industrier AB Class B (a)	4,477	115,389
Sandvik AB (a)	16,043	312,952
Securitas AB Class B (a)	4,370	66,879
Skandinaviska Enskilda Banken AB Class A (a)	22,957	203,213
Skanska AB Class B (a)	4,803	101,200
SKF AB Class B	5,429	111,875
Svenska Cellulosa AB Class B (a)	8,480	116,240
Svenska Handelsbanken AB Class A (a)	21,993	184,711
Swedbank AB Class A (a)	12,833	200,704
Swedish Match AB	2,243	183,002
Tele2 AB Class B (b)	6,980	98,553
Telefonaktiebolaget LM Ericsson Class B	41,920	458,338
Telia Co AB	35,052	144,147
Volvo AB Class B (a)	21,100	405,259
		6,126,879
Switzerland — 10.1%
ABB Ltd. Registered	26,254	665,407
Adecco Group AG Registered	2,198	116,153
Alcon, Inc. (a)	6,982	396,396
Baloise Holding AG Registered	648	95,321
Banque Cantonale Vaudoise Registered	452	45,821
Barry Callebaut AG Registered	43	95,609
Chocoladefabriken Lindt & Spruengli AG	15	126,600
Chocoladefabriken Lindt & Spruengli AG Registered	1	88,995
Cie Financiere Richemont SA Registered	7,437	498,136
Clariant AG	2,675	52,592
Coca-Cola HBC AG	2,837	70,128
Credit Suisse Group AG Registered	35,085	351,157
EMS-Chemie Holding AG Registered	115	103,186
Geberit AG Registered	537	318,189
Givaudan SA Registered	133	573,234

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Julius Baer Group Ltd.	3,179	$135,525
Kuehne & Nagel International AG Registered	770	149,307
LafargeHolcim Ltd. Registered	3,036	138,391
LafargeHolcim Ltd. Registered	4,338	197,741
Logitech International SA Registered	2,398	185,566
Lonza Group AG Registered	1,058	653,083
Nestle SA Registered	42,414	5,031,958
Novartis AG Registered	31,592	2,745,385
Partners Group Holding AG	268	246,606
Roche Holding AG	10,000	3,421,272
Schindler Holding AG	607	165,732
Schindler Holding AG Registered	264	71,823
SGS SA Registered	88	235,873
Sika AG Registered	2,013	494,534
Sonova Holding AG Registered (a)	796	201,855
Straumann Holding AG Registered	150	150,910
The Swatch Group AG	434	101,095
The Swatch Group AG Registered	681	30,575
Swiss Life Holding AG Registered	463	174,932
Swiss Prime Site AG Registered	1,082	98,205
Swiss Re AG	4,188	309,979
Swisscom AG Registered	374	198,389
Temenos Group AG Registered	935	125,913
UBS Group AG Registered	52,145	582,129
Vifor Pharma AG	641	87,258
Zurich Insurance Group AG	2,151	747,872
		20,278,832
United Kingdom — 12.8%
3i Group PLC	13,955	179,134
Admiral Group PLC	2,726	91,941
Anglo American PLC	17,464	421,731
Antofagasta PLC	5,591	73,716
Ashtead Group PLC	6,511	233,283
Associated British Foods PLC	5,080	122,371
AstraZeneca PLC	18,675	2,032,604
Auto Trader Group PLC (c)	14,569	105,385
Aveva Group PLC	902	55,773
Aviva PLC	57,106	209,989
BAE Systems PLC	45,510	281,502
Barclays PLC (a)	245,388	308,787
Barratt Developments PLC	14,242	87,080
The Berkeley Group Holdings PLC	1,733	94,282
BHP Group PLC	30,074	641,142
BP PLC	287,991	836,154
British American Tobacco PLC	32,625	1,172,639
The British Land Co. PLC	12,184	52,971
BT Group PLC	128,791	163,669

	Number of Shares	Value
Bunzl PLC	4,868	$157,059
Burberry Group PLC	5,684	113,806
Coca-Cola European Partners PLC	2,980	115,654
Compass Group PLC	25,401	381,298
Croda International PLC	1,843	148,797
Diageo PLC	33,251	1,139,119
Direct Line Insurance Group PLC	18,830	65,546
Evraz PLC	6,253	27,881
Experian PLC	12,893	482,467
Ferguson PLC	3,199	321,872
GlaxoSmithKline PLC	71,375	1,336,988
Glencore PLC (a)	141,761	293,688
GVC Holdings PLC (a)	8,343	105,010
Halma PLC	5,377	162,065
Hargreaves Lansdown PLC	4,735	94,916
Hikma Pharmaceuticals PLC	2,449	82,026
HSBC Holdings PLC	289,943	1,126,405
Imperial Brands PLC	13,425	236,640
Informa PLC (a)	21,085	102,231
InterContinental Hotels Group PLC (a)	2,385	125,215
Intertek Group PLC	2,318	188,551
J Sainsbury PLC	25,225	62,012
JD Sports Fashion PLC	5,518	57,748
Johnson Matthey PLC	2,681	81,074
Kingfisher PLC	30,388	116,137
Land Securities Group PLC	9,957	67,046
Legal & General Group PLC	86,592	209,857
Lloyds Banking Group PLC (a)	1,018,550	345,649
London Stock Exchange Group PLC	4,499	514,689
M&G PLC	37,138	76,009
Melrose Industries PLC (a)	69,715	102,860
Mondi PLC	6,856	144,288
National Grid PLC	49,871	574,101
Natwest Group PLC (a)	67,215	91,776
Next PLC	1,867	143,083
Ocado Group PLC (a)	6,497	229,603
Pearson PLC	10,964	77,541
Persimmon PLC	4,559	144,800
Prudential PLC	37,144	530,295
Reckitt Benckiser Group PLC	10,114	986,046
RELX PLC	27,477	608,201
Rentokil Initial PLC (a)	26,837	184,699
Rio Tinto PLC	15,974	963,841
Rolls-Royce Holdings PLC	26,729	44,351
Royal Dutch Shell PLC Class A	58,273	721,256
Royal Dutch Shell PLC Class B	52,820	638,964
RSA Insurance Group PLC	13,850	80,568
The Sage Group PLC	15,473	143,298

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Schroders PLC	1,719	$59,909
Segro PLC	17,203	206,799
Severn Trent PLC	3,356	105,521
Smith & Nephew PLC	12,655	246,600
Smiths Group PLC	5,678	99,824
Spirax-Sarco Engineering PLC	1,064	151,274
SSE PLC	14,963	232,954
St. James’s Place PLC	7,489	89,485
Standard Chartered PLC (a)	37,873	173,632
Standard Life Aberdeen PLC	33,227	96,737
Taylor Wimpey PLC	51,802	72,083
Tesco PLC	139,247	381,758
Unilever PLC	16,669	1,027,109
United Utilities Group PLC	9,730	107,594
Vodafone Group PLC	383,818	509,204
Whitbread PLC (a)	2,873	78,362
Wm Morrison Supermarkets PLC	34,257	75,200
WPP PLC	17,539	136,975
		25,762,199

TOTAL COMMON STOCK (Cost $186,398,693)		193,815,010

PREFERRED STOCK — 0.6%
Germany — 0.6%
Bayerische Motoren Werke AG 6.470%	763	41,806
Fuchs Petrolub SE 2.180%	973	49,482
Henkel AG & Co. KGaA 1.980%	2,566	268,688
Porsche Automobil Holding SE 3.240%	2,125	126,873
Sartorius AG 0.290%	515	211,559
Volkswagen AG 2.680%	2,663	428,579
		1,126,987
Italy — 0.0%
Telecom Italia SpA 5.420%	73,532	29,787

TOTAL PREFERRED STOCK (Cost $1,091,123)		1,156,774

TOTAL EQUITIES (Cost $187,489,816)		194,971,784

	Number of Shares	Value
MUTUAL FUNDS — 1.0%
United States — 1.0%
iShares Core MSCI EAFE ETF	4,600	$277,288
State Street Navigator Securities Lending Prime Portfolio (e)	1,799,705	1,799,705
		2,076,993

TOTAL MUTUAL FUNDS (Cost $2,035,489)		2,076,993

TOTAL LONG-TERM INVESTMENTS (Cost $189,525,305)		197,048,777
	Principal Amount
SHORT-TERM INVESTMENTS — 0.6%
Repurchase Agreement — 0.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (g)	$1,320,257	1,320,257

TOTAL SHORT-TERM INVESTMENTS (Cost $1,320,257)		1,320,257

TOTAL INVESTMENTS — 98.8% (Cost $190,845,562) (h)		198,369,034

Other Assets/(Liabilities) — 1.2%		2,321,981

NET ASSETS — 100.0%		$200,691,015

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $5,511,655 or 2.75% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $3,988,536 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2020, the aggregate market value of these securities amounted to $3,362,436 or 1.68% of net assets.

(d)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2020, these securities amounted to a value of $0 or 0.00% of net assets.
(e)	Represents investment of security lending cash collateral. (Note 2).
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)

Maturity value of $1,320,257. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $1,346,677.

(h)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	28.1%
Financial	17.6%
Industrial	13.5%
Consumer, Cyclical	12.7%
Basic Materials	6.6%
Communications	6.1%
Technology	5.5%
Utilities	3.8%
Energy	3.1%
Mutual Funds	1.0%
Diversified	0.2%
Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%
Net Assets	100.0%

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of New York Mellon*	12/16/20	SEK	804,954	USD	92,230	$(2,266)
Bank of New York Mellon*	12/16/20	HKD	184,325	USD	23,768	9
Bank of New York Mellon*	12/16/20	EUR	1,060,667	USD	1,257,687	(12,012)
Bank of New York Mellon*	12/16/20	USD	11,238	NOK	101,065	401
Bank of New York Mellon*	12/16/20	USD	182,717	AUD	250,348	3,370
BNP Paribas SA*	12/16/20	USD	170,344	CHF	154,345	2,391
Citibank N.A.*	12/16/20	DKK	164,266	USD	26,284	(376)
Citibank N.A.*	12/16/20	GBP	29,397	USD	37,650	300
Citibank N.A.*	12/16/20	CHF	126,669	USD	139,807	(1,970)
Citibank N.A.*	12/16/20	JPY	23,880,000	USD	229,082	(2,427)
Citibank N.A.*	12/16/20	USD	35,073	ILS	119,805	61
Citibank N.A.*	12/16/20	USD	1,948	SGD	2,658	1
Morgan Stanley & Co. LLC*	12/16/20	AUD	95,440	USD	69,592	(1,220)
Morgan Stanley & Co. LLC*	12/16/20	JPY	106,662,353	USD	1,007,779	4,597
Morgan Stanley & Co. LLC*	12/16/20	GBP	120,000	USD	154,147	768
Morgan Stanley & Co. LLC*	12/16/20	USD	510,975	EUR	430,410	5,490
Morgan Stanley & Co. LLC*	12/16/20	USD	448,324	JPY	47,272,738	(360)
						$(3,243)

*	Contracts are subject to a Master Netting Agreement.

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund — Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
Hang Seng Index	10/29/20	1	$151,558	$(398)
Topix Index	12/10/20	9	1,375,945	11,198
SPI 200 Index	12/17/20	5	528,804	(9,344)
Euro Stoxx 50 Index	12/18/20	63	2,426,216	(66,989)
FTSE 100 Index	12/18/20	13	1,004,660	(24,775)
				$(90,308)

Currency Legend

AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 97.2%
COMMON STOCK — 97.0%
Australia — 1.2%
AMP Ltd. (a)	2,246,638	$2,114,361
Brambles Ltd.	243,700	1,834,589
Orica Ltd.	297,577	3,297,365
		7,246,315
Belgium — 1.0%
Anheuser-Busch InBev SA	37,200	2,007,966
KBC Group NV	84,495	4,230,923
		6,238,889
Brazil — 0.2%
Ambev SA ADR	468,035	1,057,759
Canada — 2.4%
Canadian National Railway Co.	79,949	8,511,371
Cenovus Energy, Inc.	679,517	2,648,562
Open Text Corp.	49,000	2,071,060
Suncor Energy, Inc.	112,394	1,372,480
		14,603,473
Cayman Islands — 1.3%
Alibaba Group Holding Ltd. (b)	34,440	1,273,545
Alibaba Group Holding Ltd. Sponsored ADR (b)	700	205,786
Baidu, Inc. Sponsored ADR (b)	16,770	2,122,914
Tencent Holdings Ltd.	43,700	2,910,131
Trip.com Group Ltd. ADR (b)	49,400	1,538,316
		8,050,692
Denmark — 1.8%
Carlsberg A/S Class B	21,360	2,876,127
Novo Nordisk A/S Class B	120,020	8,336,802
		11,212,929
Finland — 0.4%
UPM-Kymmene OYJ	89,700	2,730,113
France — 15.5%
Accor SA (b)	171,021	4,783,379
Air Liquide SA	75,905	12,044,855
BNP Paribas SA (b)	256,201	9,281,143
Bureau Veritas SA (b)	80,661	1,811,729
Capgemini SE	37,960	4,861,754
Danone SA	85,255	5,514,388
Dassault Systemes SE	12,522	2,335,787
Engie SA (b)	286,579	3,830,265
EssilorLuxottica SA (b)	46,010	6,256,690
Hermes International	980	844,744
L’Oreal SA	15,310	4,981,906
Legrand SA	46,016	3,673,624

	Number of Shares	Value
LVMH Moet Hennessy Louis Vuitton SE	16,280	$7,610,832
Pernod Ricard SA	39,105	6,240,770
Publicis Groupe SA	144,877	4,694,965
Schneider Electric SE	112,901	14,012,706
Valeo SA	93,830	2,867,755
		95,647,292
Germany — 12.3%
Allianz SE Registered	25,950	4,977,692
Bayer AG	400	25,024
Bayer AG Registered	178,457	11,153,682
Bayerische Motoren Werke AG	102,985	7,477,751
Beiersdorf AG	62,552	7,113,286
Continental AG	65,880	7,141,740
Daimler AG Registered	162,273	8,749,834
Deutsche Boerse AG	29,335	5,151,786
Fresenius Medical Care AG & Co. KGaA	23,500	1,984,290
Henkel AG & Co. KGaA	8,500	796,178
Merck KGaA	37,300	5,446,650
MTU Aero Engines AG	10,395	1,728,883
SAP SE	76,581	11,925,453
thyssenkrupp AG (b)	500	2,521
thyssenkrupp AG (b)	444,717	2,247,658
		75,922,428
Hong Kong — 1.7%
AIA Group Ltd.	1,069,200	10,532,880
India — 2.1%
Axis Bank Ltd. (b)	636,805	3,689,573
Housing Development Finance Corp. Ltd.	122,319	2,891,299
Tata Consultancy Services Ltd.	179,512	6,065,675
		12,646,547
Indonesia — 0.4%
Bank Mandiri Persero Tbk PT	6,940,600	2,329,013
Ireland — 2.1%
Linde PLC	19,196	4,543,359
Ryanair Holdings PLC (b)	11,700	155,575
Ryanair Holdings PLC Sponsored ADR (b)	98,585	8,060,310
		12,759,244
Israel — 0.8%
Check Point Software Technologies Ltd. (b)	43,569	5,243,093
Italy — 2.2%
Eni SpA	216,154	1,690,940
Intesa Sanpaolo SpA (b)	6,176,785	11,598,319
		13,289,259

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Japan — 11.2%
Daikin Industries Ltd. (a)	46,700	$8,611,042
Denso Corp.	41,000	1,795,906
FANUC Corp.	5,500	1,055,105
Hitachi Ltd.	163,800	5,534,753
Hoya Corp.	85,900	9,682,618
Japan Tobacco, Inc.	174,600	3,188,336
Koito Manufacturing Co. Ltd.	52,000	2,650,976
Komatsu Ltd.	145,100	3,194,321
Kose Corp.	18,700	2,286,442
Kubota Corp.	324,000	5,795,986
Kyocera Corp.	82,700	4,725,310
Olympus Corp.	338,300	7,022,164
Shin-Etsu Chemical Co. Ltd.	17,600	2,297,186
SMC Corp.	2,800	1,558,361
Terumo Corp.	170,300	6,785,012
Toyota Motor Corp.	42,400	2,804,317
		68,987,835
Mexico — 0.3%
Grupo Televisa SAB Sponsored ADR (b)	296,700	1,833,606
Netherlands — 5.4%
Akzo Nobel NV	56,782	5,750,590
CNH Industrial NV (b)	996,797	7,746,708
EXOR NV	84,100	4,576,501
ING Groep NV (b)	481,317	3,408,136
Koninklijke Philips NV (b)	112,411	5,295,709
QIAGEN NV (b)	60,968	3,166,538
Randstad NV (b)	66,886	3,490,108
		33,434,290
Portugal — 0.4%
Galp Energia SGPS SA	255,624	2,369,403
Republic of Korea — 0.7%
NAVER Corp.	8,635	2,186,304
Samsung Electronics Co. Ltd.	36,750	1,851,673
		4,037,977
Singapore — 0.6%
DBS Group Holdings, Ltd.	232,600	3,421,157
South Africa — 0.8%
Naspers Ltd.	29,100	5,132,559
Spain — 1.5%
Amadeus IT Group SA	170,347	9,453,572
Sweden — 2.5%
Essity AB Class B (b)	107,321	3,626,465
Hennes & Mauritz AB Class B	260,694	4,496,604
SKF AB Class B	170,800	3,519,667

	Number of Shares	Value
Volvo AB Class B (b)	186,000	$3,572,426
		15,215,162
Switzerland — 12.1%
Alcon, Inc. (b)	15,337	870,744
Cie Financiere Richemont SA Registered	91,392	6,121,508
Credit Suisse Group AG Registered	769,725	7,703,993
Julius Baer Group Ltd.	58,776	2,505,695
LafargeHolcim Ltd. Registered	49,684	2,264,770
Nestle SA Registered	139,506	16,550,865
Novartis AG Registered	90,790	7,889,766
Roche Holding AG	39,218	13,417,546
Sika AG Registered	14,785	3,632,232
The Swatch Group AG	12,440	2,897,758
UBS Group AG Registered	486,400	5,430,007
Zurich Insurance Group AG	14,723	5,118,977
		74,403,861
Taiwan — 1.2%
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	88,633	7,185,477
United Kingdom — 14.4%
Ashtead Group PLC	94,390	3,381,906
Bunzl PLC	48,931	1,578,683
Compass Group PLC	429,679	6,449,980
Diageo PLC	168,575	5,775,076
Experian PLC	201,109	7,525,663
Ferguson PLC	16,167	1,626,664
G4S PLC (b)	859,000	2,217,105
Glencore PLC (b)	4,452,900	9,225,123
Liberty Global PLC Class C (b)	2,000	41,070
Liberty Global PLC Series A (b)	172,300	3,620,023
Lloyds Banking Group PLC (b)	25,658,300	8,707,249
Natwest Group PLC (b)	2,325,500	3,175,276
Prudential PLC	264,700	3,779,054
Reckitt Benckiser Group PLC	54,267	5,290,660
RELX PLC	190,286	4,243,744
RELX PLC	89,016	1,970,363
Rio Tinto PLC	62,771	3,787,482
Rolls-Royce Holdings PLC (a)	1,313,406	2,179,311
Schroders PLC	300	7,163
Schroders PLC	85,868	2,992,588
Smiths Group PLC	235,367	4,137,955
Tesco PLC	1,363,650	3,738,563
WPP PLC	426,944	3,334,327
		88,785,028

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
United States — 0.5%
Yum China Holdings, Inc.	60,659	$3,211,894

TOTAL COMMON STOCK (Cost $585,513,309)		596,981,747

PREFERRED STOCK — 0.2%
Germany — 0.2%
Henkel AG & Co. KGaA 1.980%	12,200	1,277,474

TOTAL PREFERRED STOCK (Cost $1,207,163)		1,277,474

TOTAL EQUITIES (Cost $586,720,472)		598,259,221

MUTUAL FUNDS — 0.3%
United States — 0.3%
State Street Navigator Securities Lending Prime Portfolio (c)	1,960,355	1,960,355

TOTAL MUTUAL FUNDS (Cost $1,960,355)		1,960,355

TOTAL LONG-TERM INVESTMENTS (Cost $588,680,827)		600,219,576
	Principal Amount
SHORT-TERM INVESTMENTS — 1.9%
Repurchase Agreement — 1.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (d)	$11,579,242	11,579,242

TOTAL SHORT-TERM INVESTMENTS (Cost $11,579,242)		11,579,242

TOTAL INVESTMENTS — 99.4% (Cost $600,260,069) (e)		611,798,818

Other Assets/(Liabilities) — 0.6%		3,458,943

NET ASSETS — 100.0%		$615,257,761

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $10,880,192 or 1.77% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $9,511,020 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)	Non-income producing security.
(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $11,579,242. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $11,810,921.

(e)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	30.2%
Financial	17.5%
Industrial	15.4%
Consumer, Cyclical	13.8%
Basic Materials	6.9%
Technology	6.8%
Communications	4.7%
Energy	1.3%
Utilities	0.6%
Mutual Funds	0.3%
Total Long-Term Investments	97.5%
Short-Term Investments and Other Assets and Liabilities	2.5%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund — Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
State Street Bank and Trust Co.*	12/16/20	USD	1,901,869	CHF	1,797,000	$(53,567)

*	Contracts are subject to a Master Netting Agreement.

Currency Legend

CHF	Swiss Franc
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
Suzano SA (b)	89,089	$722,592
		8,518,358
British Virgin Islands — 0.1%
Mail.ru Group Ltd. GDR (b) (c)	45,093	1,232,522
Canada — 2.7%
Element Fleet Management Corp.	281,770	2,344,645
Franco-Nevada Corp.	16,928	2,365,509
Lightspeed POS, Inc. (a) (b)	20,849	667,957
Lundin Mining Corp.	52,623	293,634
Magna International, Inc.	181,821	8,318,311
Manulife Financial Corp.	104,977	1,460,083
National Bank of Canada	111,350	5,530,914
Seven Generations Energy Ltd. Class A (b)	492,848	1,328,771
Sun Life Financial, Inc.	132,916	5,416,261
TC Energy Corp. (a)	52,948	2,222,818
TMX Group Ltd.	28,940	2,976,263
Waste Connections, Inc.	21,529	2,234,710
		35,159,876
Cayman Islands — 7.7%
Alibaba Group Holding Ltd. Sponsored ADR (b)	101,911	29,959,796
Alibaba Group Holding Ltd. (b)	192,080	7,102,862
Baidu, Inc. Sponsored ADR (b)	43,281	5,478,942
China Mengniu Dairy Co. Ltd.	1,540,000	7,267,970
CK Hutchison Holdings Ltd.	677,500	4,107,605
ENN Energy Holdings Ltd.	81,600	890,226
Farfetch Ltd. Class A (a) (b)	48,762	1,226,852
Greentown Service Group Co. Ltd.	334,000	408,782
Hengan International Group Co. Ltd.	98,000	712,433
JOYY, Inc. ADR	33,537	2,705,430
Kingboard Holdings Ltd.	100,500	332,166
Meituan Dianping Class B (b) (c)	27,100	852,275
Pagseguro Digital Ltd. Class A (a) (b)	29,637	1,117,611
Shimao Group Holdings Ltd.	54,500	226,483
Sino Biopharmaceutical Ltd.	1,229,000	1,347,057
StoneCo Ltd. Class A (b)	57,007	3,015,100
Sunny Optical Technology Group Co. Ltd.	61,000	934,212
TAL Education Group Sponsored ADR (b)	34,896	2,653,492
Tencent Holdings Ltd.	376,000	25,039,108
Tencent Music Entertainment Group ADR (b)	59,100	872,907
Tongcheng-Elong Holdings Ltd. (b)	173,200	317,493
Trip.com Group Ltd. ADR (b)	48,050	1,496,277
Vipshop Holdings Ltd. ADR (b)	19,617	306,810
Weibo Corp. Sponsored ADR (a) (b)	5,904	215,083

	Number of Shares	Value
EQUITIES — 98.1%
COMMON STOCK — 97.1%
Australia — 2.4%
Australia & New Zealand Banking Group Ltd.	108,100	$1,338,309
BHP Group Ltd.	280,159	7,209,275
Challenger Ltd.	187,081	515,086
CSL Ltd.	4,614	950,677
Downer EDI Ltd.	665,459	2,106,026
IGO Ltd.	438,437	1,320,624
Incitec Pivot Ltd.	1,050,769	1,533,536
Macquarie Group Ltd.	27,605	2,371,197
Rio Tinto Ltd. (a)	13,390	906,552
Scentre Group	1,353,902	2,142,283
South32 Ltd.	3,255,776	4,773,928
Suncorp Group Ltd.	242,466	1,472,912
Treasury Wine Estates Ltd.	354,781	2,276,398
Worley Ltd.	383,797	2,636,991
		31,553,794
Austria — 0.5%
BAWAG Group AG (b) (c)	75,958	2,737,668
Erste Group Bank AG (b)	159,687	3,339,582
		6,077,250
Belgium — 0.6%
Anheuser-Busch InBev SA	30,752	1,659,919
Galapagos NV (b)	10,908	1,549,330
KBC Group NV	59,888	2,998,775
Umicore SA	39,179	1,631,346
		7,839,370
Bermuda — 0.6%
China Resources Gas Group Ltd.	44,000	196,992
Credicorp Ltd.	33,021	4,094,274
Haier Electronics Group Co. Ltd.	67,000	243,056
Hiscox Ltd. (b)	214,197	2,465,360
Hongkong Land Holdings Ltd.	306,100	1,139,986
Kunlun Energy Co. Ltd	348,000	229,357
		8,369,025
Brazil — 0.7%
B3 SA - Brasil Bolsa Balcao	196,400	1,923,817
Banco BTG Pactual SA	12,100	156,963
BRF SA (b)	39,000	127,641
CCR SA	77,100	173,945
EDP - Energias do Brasil SA	443,308	1,374,311
Lojas Renner SA	159,958	1,129,353
Porto Seguro SA	54,314	466,648
Raia Drogasil SA	585,830	2,443,088

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
XP, Inc. (b)	67,470	$2,812,824
		101,399,796
Chile — 0.1%
Banco Santander Chile Sponsored ADR	115,060	1,594,732
China — 3.1%
Anhui Conch Cement Co. Ltd. Class H	512,500	3,543,424
BTG Hotels Group Co. Ltd. Class A	439,025	1,150,615
China Merchants Bank Co. Ltd. Class H	222,000	1,057,160
Fuyao Glass Industry Group Co. Ltd.	52,800	252,114
Gree Electric Appliances, Inc. of Zhuhai Class A	844,600	6,637,942
Guangzhou Automobile Group Co. Ltd. Class H	344,000	288,398
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	370,161	2,079,744
Hisense Home Appliances Group Co. Ltd.	115,700	211,044
Jiangsu Hengrui Medicine Co. Ltd. Class A	71,100	941,177
Kweichow Moutai Co. Ltd. Class A	23,198	5,702,826
Midea Group Co. Ltd. Class A	112,000	1,197,487
PICC Property & Casualty Co. Ltd. Class H	4,998,000	3,497,168
Ping An Bank Co. Ltd. Class A	144,600	322,392
Ping An Insurance Group Co. of China Ltd. Class A	32,800	367,652
Ping An Insurance Group Co. of China Ltd. Class H	668,000	6,891,244
Postal Savings Bank of China Co. Ltd.	324,500	214,999
Shanghai International Airport Co. Ltd. Class A	78,700	793,735
Sinopharm Group Co. Ltd. Class H	395,600	839,672
Tsingtao Brewery Co. Ltd. Class H	338,000	2,760,607
Yifeng Pharmacy Chain Co. Ltd. Class A	113,120	1,650,234
Zhejiang Expressway Co. Ltd. Class H	368,000	265,888
		40,665,522
Czech Republic — 0.0%
Komercni banka AS (b)	27,660	581,339
Denmark — 0.1%
Ascendis Pharma A/S ADR (b)	4,825	744,594
Novo Nordisk A/S Class B	15,120	1,050,262
		1,794,856
Finland — 1.2%
Nokia OYJ (b)	544,333	2,133,565
Nordea Bank Abp (b)	546,373	4,161,930
Sampo OYJ Class A	169,032	6,687,219

	Number of Shares	Value
Stora Enso OYJ Class R	176,992	$2,773,574
		15,756,288
France — 6.5%
Air Liquide SA	30,198	4,791,918
AXA SA	479,255	8,847,206
BNP Paribas SA (b)	183,938	6,663,342
Dassault Aviation SA (b)	5,691	4,830,624
Electricite de France SA	201,975	2,136,723
Engie SA (b)	465,927	6,227,336
EssilorLuxottica SA (b)	50,331	6,844,283
Eutelsat Communications SA	123,312	1,198,117
Ipsen SA	13,446	1,410,647
Kering SA	2,820	1,873,566
L’Oreal SA	11,298	3,676,393
Legrand SA	20,119	1,606,173
LVMH Moet Hennessy Louis Vuitton SE	2,348	1,097,680
Orange SA	144,196	1,500,436
Safran SA (b)	17,506	1,722,657
Sanofi	100,276	10,054,578
Teleperformance	5,282	1,626,661
Thales SA	138,923	10,402,377
TOTAL SE (a)	260,080	8,929,336
		85,440,053
Germany — 6.1%
BASF SE	63,136	3,844,617
Bayer AG Registered	196,228	12,264,382
Covestro AG (c)	74,962	3,721,995
Daimler AG Registered	53,785	2,900,112
Evotec SE (b)	123,062	3,256,119
Fresenius SE & Co. KGaA	60,316	2,745,559
GEA Group AG	64,966	2,290,047
HeidelbergCement AG	26,764	1,641,743
KION Group AG	29,247	2,511,765
Knorr-Bremse AG	31,991	3,778,960
MorphoSys AG (b)	11,167	1,418,415
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	25,763	6,541,207
SAP SE	63,315	9,859,626
Siemens AG Registered	90,923	11,496,821
Siemens Energy AG (b) (h)	45,462	1,225,931
Siemens Healthineers AG (c)	46,312	2,079,580
Stroeer SE & Co KGaA (b)	17,441	1,357,272
Teamviewer AG (b) (c)	37,049	1,829,499
Telefonica Deutschland Holding AG	526,906	1,351,493
Zalando SE (b) (c)	42,970	4,022,066
		80,137,209

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Hong Kong — 2.1%
AIA Group Ltd.	1,904,000	$18,756,644
Beijing Enterprises Holdings Ltd.	235,000	707,825
China Resources Beer Holdings Company Ltd.	306,000	1,877,082
CNOOC Ltd.	275,000	266,191
CSPC Pharmaceutical Group Ltd.	641,600	1,244,968
Fosun International Ltd.	1,531,000	1,789,470
Galaxy Entertainment Group Ltd.	195,000	1,319,831
Guangdong Investment Ltd.	156,000	247,691
Hong Kong Exchanges & Clearing Ltd.	18,600	874,281
		27,083,983
Hungary — 0.2%
OTP Bank Nyrt (b)	87,056	2,618,389
India — 2.5%
Ambuja Cements Ltd.	125,397	369,789
Ashok Leyland Ltd.	152,355	154,808
Axis Bank Ltd. (b)	423,329	2,452,718
Bharti Infratel Ltd.	455,004	1,080,850
HDFC Bank Ltd. (b)	210,152	3,094,881
Hindalco Industries Ltd.	50,690	120,691
Housing Development Finance Corp. Ltd.	450,622	10,651,516
ICICI Bank Ltd. (b)	67,969	328,552
ICICI Bank Ltd. Sponsored ADR (b)	140,913	1,385,175
Infosys Ltd.	249,532	3,439,699
Kotak Mahindra Bank Ltd. (b)	91,092	1,566,025
Maruti Suzuki India Ltd.	32,556	2,986,405
NTPC Ltd.	2,699,431	3,117,912
Reliance Industries Ltd.	8,452	257,039
Shriram Transport Finance Co. Ltd.	164,914	1,393,339
Tata Consultancy Services Ltd.	18,296	618,218
Tech Mahindra Ltd.	26,732	287,442
		33,305,059
Indonesia — 0.7%
Astra International Tbk PT	3,386,400	1,018,822
Bank Central Asia Tbk PT	2,951,400	5,386,228
Bank Rakyat Indonesia Persero Tbk PT	1,238,300	254,025
Sarana Menara Nusantara Tbk PT	37,340,300	2,604,440
		9,263,515
Ireland — 0.5%
DCC PLC	21,593	1,664,065
Linde PLC (b)	21,488	5,085,835
		6,749,900
Italy — 1.1%
Banca Mediolanum SpA	282,086	2,029,783

	Number of Shares	Value
DiaSorin SpA	12,245	$2,468,122
Eni SpA	202,332	1,582,812
Intesa Sanpaolo SpA (b)	549,310	1,031,455
Leonardo SpA (a)	252,409	1,475,876
Moncler SpA (b)	52,394	2,145,970
Prysmian SpA	145,644	4,234,924
		14,968,942
Japan — 16.3%
Asahi Group Holdings Ltd.	35,300	1,229,482
Asahi Kasei Corp.	226,900	1,980,698
Asics Corp.	110,200	1,542,624
Astellas Pharma, Inc.	578,000	8,604,419
Benesse Holdings, Inc.	51,400	1,319,779
Bridgestone Corp.	48,600	1,535,114
Central Japan Railway Co.	10,800	1,549,443
CyberAgent, Inc.	37,300	2,306,801
Daiichi Sankyo Co. Ltd.	58,800	1,806,837
Denso Corp.	62,700	2,746,422
DIC Corp.	71,500	1,786,321
Disco Corp.	5,600	1,362,619
Electric Power Development Co. Ltd.	74,600	1,151,200
en-japan, Inc.	22,200	559,388
Ezaki Glico Co. Ltd.	47,200	2,113,633
Fujitsu General Ltd.	132,000	3,827,309
Fujitsu Ltd.	34,200	4,683,021
Hamamatsu Photonics KK	37,600	1,894,570
Hitachi Ltd.	114,300	3,862,163
Hitachi Metals Ltd.	155,100	2,384,269
Honda Motor Co. Ltd.	34,800	821,072
Hoshizaki Corp.	21,000	1,674,749
Japan Tobacco, Inc.	120,400	2,198,600
JGC Holdings Corp.	123,100	1,278,618
Kansai Paint Co. Ltd. (a)	68,900	1,711,351
Kao Corp.	24,200	1,815,971
Kirin Holdings Co. Ltd.	163,300	3,067,103
Matsumotokiyoshi Holdings Co. Ltd.	51,900	1,893,392
Mitsubishi Corp.	63,500	1,519,135
Mitsubishi Electric Corp.	618,900	8,355,641
Mitsubishi Estate Co. Ltd.	148,200	2,239,905
Mitsubishi Motors Corp. (b)	428,200	945,189
Mitsubishi UFJ Financial Group, Inc.	1,169,400	4,640,672
Mitsubishi UFJ Lease & Finance Co. Ltd.	190,200	879,695
Mitsui Fudosan Co. Ltd.	272,200	4,741,114
Mitsui Mining & Smelting Co. Ltd.	27,300	663,524
Murata Manufacturing Co. Ltd.	100,100	6,458,639
Nippon Shokubai Co. Ltd. (a)	30,900	1,649,097
Nippon Telegraph & Telephone Corp.	764,900	15,649,131
NTT Data Corp.	199,300	2,554,896

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Omron Corp.	21,200	$1,651,338
ORIX Corp.	254,000	3,162,151
Otsuka Holdings Co. Ltd.	257,700	10,929,253
Outsourcing, Inc.	146,600	1,359,389
Pan Pacific International Holding Corp.	88,200	2,054,620
Panasonic Corp.	171,900	1,456,136
Persol Holdings Co. Ltd.	265,900	4,324,883
Pola Orbis Holdings, Inc.	22,300	421,173
Recruit Holdings Co. Ltd.	58,300	2,313,193
Renesas Electronics Corp. (b)	116,400	852,548
Seven & i Holdings Co. Ltd.	160,900	4,973,904
Shimadzu Corp.	46,400	1,415,515
SMC Corp.	1,800	1,001,804
SoftBank Group Corp.	28,900	1,784,496
Sompo Holdings, Inc.	75,400	2,611,718
Sony Corp.	31,100	2,378,681
Stanley Electric Co. Ltd.	232,700	6,677,586
Sumitomo Corp. (a)	364,700	4,373,059
Sumitomo Mitsui Trust Holdings, Inc.	40,800	1,085,670
Sumitomo Rubber Industries Ltd.	58,100	538,942
Suzuki Motor Corp.	78,400	3,357,992
Takeda Pharmaceutical Co. Ltd.	310,131	11,047,480
Takeda Pharmaceutical Co. Ltd. Sponsored ADR	58,739	1,047,904
TechnoPro Holdings, Inc.	24,500	1,515,021
Terumo Corp.	25,100	1,000,022
THK Co. Ltd.	63,700	1,598,167
Tokio Marine Holdings, Inc.	65,700	2,877,146
Tokyo Electron Ltd.	19,300	5,051,379
Tosoh Corp.	21,300	346,320
Toyota Motor Corp.	134,900	8,922,226
Welcia Holdings Co. Ltd.	25,200	1,107,947
Z Holdings Corp.	1,221,400	8,160,359
		214,401,628
Luxembourg — 0.2%
Samsonite International SA (b) (c)	571,800	583,523
Tenaris SA	34,665	172,795
Tenaris SA ADR	187,444	1,846,323
		2,602,641
Mexico — 0.3%
Grupo Aeroportuario del Pacifico SAB de CV ADR (a)	1,952	157,409
Grupo Aeroportuario del Sureste SAB de CV ADR (b)	10,951	1,270,644
Grupo Mexico SAB de CV Series B	92,194	234,660
Orbia Advance Corp. SAB de CV	173,300	302,373
Wal-Mart de Mexico SAB de CV	677,800	1,621,889
		3,586,975

	Number of Shares	Value
Netherlands — 6.5%
ABN AMRO Bank NV (c)	169,027	$1,413,418
Adyen NV (b) (c)	799	1,472,443
Airbus SE (b)	42,702	3,099,514
Akzo Nobel NV	65,277	6,610,920
ASML Holding NV	35,839	13,215,077
CNH Industrial NV (b)	352,949	2,742,978
ING Groep NV (b)	911,260	6,452,501
Koninklijke DSM NV	18,069	2,977,696
Koninklijke Philips NV (b)	326,875	15,399,158
NXP Semiconductor NV	107,141	13,372,268
Prosus NV (b)	79,125	7,296,749
Unilever NV	139,953	8,448,995
X5 Retail Group NV GDR	48,665	1,800,358
Yandex NV Class A (a) (b)	17,200	1,122,300
		85,424,375
Norway — 0.5%
DNB ASA (b)	217,517	3,004,278
Equinor ASA	168,161	2,373,190
Storebrand ASA (b)	290,250	1,520,276
		6,897,744
Philippines — 0.4%
PLDT, Inc.	5,900	162,875
SM Investments Corp.	208,710	3,788,636
Universal Robina Corp.	456,750	1,262,480
		5,213,991
Poland — 0.2%
Powszechny Zaklad Ubezpieczen SA (b)	346,913	2,221,498
Portugal — 0.8%
Banco Comercial Portugues SA (b)	5,380,813	504,137
Galp Energia SGPS SA	657,583	6,095,198
Jeronimo Martins SGPS SA	255,117	4,098,771
		10,698,106
Republic of Korea — 5.0%
Amorepacific Corp.	1,309	182,246
KT Corp.	34,569	677,951
KT Corp. Sponsored ADR	170,669	1,640,129
LG Household & Health Care Ltd.	7,799	9,682,188
NAVER Corp.	57,945	14,671,151
Paradise Co. Ltd.	11,846	137,837
POSCO	8,380	1,408,343
Samsung Electronics Co. Ltd.	679,502	34,237,166
SK Hynix, Inc.	42,936	3,080,732
		65,717,743
Russia — 0.8%
LUKOIL PJSC Sponsored ADR	5,362	310,025

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Mobile TeleSystems PJSC	37,550	$163,852
Novatek PJSC Sponsored GDR Registered	695	95,097
Sberbank of Russia PJSC Sponsored ADR (b)	892,127	10,408,179
		10,977,153
Saudi Arabia — 0.1%
Al Rajhi Bank	62,267	1,091,234
Singapore — 0.6%
DBS Group Holdings, Ltd.	70,200	1,032,525
United Overseas Bank Ltd.	337,900	4,743,494
Wilmar International Ltd.	624,700	2,023,683
Yangzijiang Shipbuilding Holdings Ltd.	431,800	314,857
		8,114,559
South Africa — 1.4%
Capitec Bank Holdings Ltd.	30,008	1,857,402
Clicks Group Ltd.	79,626	1,055,320
FirstRand Ltd.	492,706	1,210,709
Naspers Ltd.	62,214	10,973,093
Sanlam Ltd.	253,352	784,773
Shoprite Holdings Ltd. (a)	210,547	1,715,972
Telkom SA SOC Ltd.	103,522	161,852
		17,759,121
Spain — 0.6%
Amadeus IT Group SA	52,888	2,935,071
Iberdrola SA	388,321	4,779,390
Indra Sistemas SA (b)	106,191	753,637
		8,468,098
Sweden — 1.4%
Assa Abloy AB Class B	52,310	1,220,971
Elekta AB (a)	157,005	1,974,463
Essity AB Class B (b)	80,674	2,726,041
Getinge AB Class B	81,126	1,764,446
Lundin Energy AB	85,282	1,689,163
Svenska Handelsbanken AB Class A (b)	225,977	1,897,900
Swedbank AB Class A (b)	202,951	3,174,084
Telefonaktiebolaget LM Ericsson Class B	318,901	3,486,747
		17,933,815
Switzerland — 6.5%
ABB Ltd. Registered	122,258	3,098,628
Adecco Group AG Registered	28,768	1,520,245
Alcon, Inc. (b)	46,712	2,652,029
Barry Callebaut AG Registered	652	1,449,698
Julius Baer Group Ltd.	97,389	4,151,816
LafargeHolcim Ltd. Registered	3,219	146,733

	Number of Shares	Value
Lonza Group AG Registered	11,174	$6,897,490
Nestle SA Registered	165,856	19,677,006
Novartis AG Registered	165,654	14,395,543
PSP Swiss Property AG Registered	3,247	392,746
Roche Holding AG	59,417	20,328,173
Temenos Group AG Registered	13,980	1,882,636
UBS Group AG Registered	249,863	2,789,387
Zurich Insurance Group AG	19,199	6,675,218
		86,057,348
Taiwan — 4.0%
Hon Hai Precision Industry Co. Ltd.	158,000	422,985
Largan Precision Co. Ltd.	44,000	5,140,847
MediaTek, Inc.	57,000	1,201,954
President Chain Store Corp.	181,000	1,645,343
Taiwan Semiconductor Manufacturing Co. Ltd.	2,804,000	42,112,086
Uni-President Enterprises Corp.	249,000	538,353
Vanguard International Semiconductor Corp.	313,000	1,044,350
		52,105,918
Thailand — 0.5%
Airports of Thailand PCL	445,400	794,165
CP ALL PCL (b)	2,966,000	5,639,495
Land & Houses PCL	1,066,600	229,256
		6,662,916
Turkey — 0.1%
BIM Birlesik Magazalar AS	81,940	738,025
United Arab Emirates — 0.2%
First Abu Dhabi Bank PJSC	930,972	2,852,000
United Kingdom — 9.8%
Amcor PLC	645,873	7,182,169
Antofagasta PLC	291,064	3,837,598
Ashtead Group PLC	84,432	3,025,120
ASOS PLC (b)	101,232	6,717,508
AstraZeneca PLC Sponsored ADR	131,860	7,225,928
Aviva PLC	313,832	1,154,017
BHP Group PLC	98,505	2,100,010
boohoo Group PLC (b)	468,113	2,258,749
BP PLC Sponsored ADR	139,671	2,438,656
British American Tobacco PLC	70,319	2,527,473
BT Group PLC	1,290,194	1,639,597
Bunzl PLC	40,727	1,313,994
Burberry Group PLC	126,477	2,532,344
Close Brothers Group PLC	35,105	460,697
Compass Group PLC	106,256	1,595,026
Diageo PLC	78,277	2,681,629
Direct Line Insurance Group PLC	187,325	652,064

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Fresnillo PLC	17,224	$265,618
GlaxoSmithKline PLC Sponsored ADR	238,110	8,962,460
Great Portland Estates PLC	367,979	2,839,700
HomeServe PLC	146,939	2,334,084
HSBC Holdings PLC	342,164	1,329,280
Imperial Brands PLC	121,383	2,139,599
Informa PLC (b)	215,687	1,045,763
Investec PLC	252,167	463,710
Johnson Matthey PLC	69,845	2,112,131
Kingfisher PLC	669,185	2,557,502
Lloyds Banking Group PLC (b)	10,662,757	3,618,450
London Stock Exchange Group PLC	45,181	5,168,739
Meggitt PLC	759,528	2,518,819
Melrose Industries PLC (b)	1,253,724	1,849,781
Mondi PLC	48,558	1,021,926
National Grid PLC	201,924	2,324,491
Network International Holdings PLC (b) (c)	817,188	2,886,820
Next PLC	57,018	4,369,744
Persimmon PLC	53,226	1,690,533
Playtech PLC (b)	221,422	1,035,140
Rolls-Royce Holdings PLC (a)	435,963	723,386
Royal Dutch Shell PLC Class B Sponsored ADR	42,410	1,027,170
Royal Dutch Shell PLC Class B	241,755	2,924,512
Royalty Pharma PLC Class A	10,083	424,192
Smith & Nephew PLC	93,441	1,820,826
Smiths Group PLC	119,435	2,099,770
Standard Chartered PLC (b)	124,840	572,338
THG Holdings Ltd. (b)	97,453	752,227
Unilever PLC	136,375	8,403,140
Vodafone Group PLC	2,221,217	2,946,845
Vodafone Group PLC Sponsored ADR	139,322	1,869,701
The Weir Group PLC	70,643	1,138,617
WPP PLC	526,243	4,109,827
		128,689,420
United States — 1.4%
Autoliv, Inc.	19,565	1,434,257
Booking Holdings, Inc. (b)	807	1,380,519
Broadcom, Inc.	8,432	3,071,946
MercadoLibre, Inc. (b)	2,307	2,497,282
Philip Morris International, Inc.	91,011	6,824,915
Southern Copper Corp.	27,175	1,230,212
Visa, Inc. Class A	12,060	2,411,638
		18,850,769

TOTAL COMMON STOCK (Cost $1,256,336,194)		1,277,174,855

	Number of Shares	Value
PREFERRED STOCK — 1.0%
Brazil — 0.4%
Banco Bradesco SA 3.340%	38,100	$131,684
Itau Unibanco Holding SA 0.550%	1,295,350	5,189,796
Petroleo Brasileiro SA 0.250%	86,200	300,999
		5,622,479
Germany — 0.3%
Sartorius AG 0.290%	1,495	614,136
Volkswagen AG 2.680%	16,780	2,700,548
		3,314,684
Italy — 0.1%
Telecom Italia SpA 5.420%	1,982,342	803,026
Republic of Korea — 0.2%
Samsung Electronics Co. Ltd. 3.760%	57,492	2,480,383
United States — 0.0%
Roofoods Ltd., Series G, (Acquired 5/16/19, Cost $550,376) (b) (d) (e) (f)	1,317	550,376

TOTAL PREFERRED STOCK (Cost $16,969,240)		12,770,948

TOTAL EQUITIES (Cost $1,273,305,434)		1,289,945,803

MUTUAL FUNDS — 0.8%
United States — 0.8%
iShares MSCI Taiwan ETF	1,100	49,390
State Street Navigator Securities Lending Prime Portfolio (g)	10,108,088	10,108,088
		10,157,478

TOTAL MUTUAL FUNDS (Cost $10,156,217)		10,157,478

RIGHTS — 0.0%
Russia — 0.0%
Moscow Exchange (b)	83,990	158,326

TOTAL RIGHTS (Cost $150,842)		158,326

TOTAL LONG-TERM INVESTMENTS (Cost $1,283,612,493)		1,300,261,607

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 1.4%
Mutual Fund — 1.3%
T. Rowe Price Government Reserve Investment Fund	17,663,937	$17,663,937
	Principal Amount
Repurchase Agreement — 0.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (i)	$1,000,000	1,000,000

TOTAL SHORT-TERM INVESTMENTS (Cost $18,663,937)		18,663,937

TOTAL INVESTMENTS — 100.3% (Cost $1,302,276,430) (j)		1,318,925,544

Other Assets/(Liabilities) — (0.3)%		(4,492,460)

NET ASSETS — 100.0%		$1,314,433,084

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $28,926,497 or 2.20% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $20,353,180 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)	Non-income producing security.
(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2020, the aggregate market value of these securities amounted to $22,831,809 or 1.74% of net assets.

(d)	Investment was valued using significant unobservable inputs.
(e)

Restricted security. Certain securities are restricted as to resale. At September 30, 2020, these securities amounted to a value of $550,376 or 0.04% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(f)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2020, these securities amounted to a value of $550,376 or 0.04% of net assets.

(g)	Represents investment of security lending cash collateral. (Note 2).
(h)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(i)

Maturity value of $1,000,000. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $1,020,035.

(j)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	24.2%
Financial	19.4%
Communications	13.5%
Technology	11.6%
Industrial	9.8%
Consumer, Cyclical	9.2%
Basic Materials	5.6%
Energy	2.7%
Utilities	1.8%
Mutual Funds	0.8%
Diversified	0.3%
Total Long-Term Investments	98.9%
Short-Term Investments and Other Assets and Liabilities	1.1%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments (Continued)

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
Farfetch Ltd.	JP Morgan Chase Bank N.A.*	10/16/20	25.00	41	USD	102,500	$(5,892)	$(8,661)	$2,769
Farfetch Ltd.	JP Morgan Chase Bank N.A.*	10/16/20	26.00	76	USD	197,600	(7,690)	(18,195)	10,505
NXP Semiconductors NV	JP Morgan Chase Bank N.A.*	1/15/21	140.00	7	USD	98,000	(3,822)	(5,060)	1,238
NXP Semiconductors NV	JP Morgan Chase Bank N.A.*	1/15/21	145.00	7	USD	101,500	(2,928)	(3,944)	1,016
NXP Semiconductors NV	JP Morgan Chase Bank N.A.*	1/15/21	150.00	10	USD	150,000	(3,178)	(7,477)	4,299
NXP Semiconductors NV	JP Morgan Chase Bank N.A.*	1/15/21	150.00	23	USD	345,000	(7,309)	(18,869)	11,560
							$(30,819)	$(62,206)	$31,387

*	Contracts are subject to a Master Netting Agreement.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements
Statements of Assets and Liabilities September 30, 2020

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Assets:
Investments, at value (Note 2) (a)	$908,228,519	$743,467,033
Repurchase agreements, at value (Note 2) (b)	—	9,535,524
Other short-term investments, at value (Note 2) (c)	99,516,393	14,028,111
Total investments (d)	1,007,744,912	767,030,668
Cash	10,110,159	46,096
Foreign currency, at value (e)	—	3,030,874
Receivables from:
Investments sold
Regular delivery	21,521,460	521,324
Delayed delivery	43,077,336	108,297
Closed swap agreements, at value	—	5,520
Open forward contracts (Note 2)	—	1,319,117
Fund shares sold	635,079	506,765
Collateral pledged for open futures and options contracts (Note 2)	1,925,000	1,459,536
Collateral pledged for open swap agreements (Note 2)	—	6,148,820
Variation margin on open derivative instruments (Note 2)	—	2,232,827
Interest and dividends	3,264,743	4,510,217
Interest tax reclaim	912	1,092
Foreign taxes withheld	—	—
Open swap agreements, at value (Note 2)	—	89,068
Prepaid expenses	42,741	35,595
Total assets	1,088,322,342	787,045,816
Liabilities:
Payables for:
Investments purchased
Regular delivery	23,151,910	1,450,262
Delayed delivery	150,107,343	31,062,575
Written options outstanding, at value (Note 2) (f)	—	95,000
Open forward contracts (Note 2)	—	1,964,911
Foreign currency overdraft	—	—
Fund shares repurchased	4,237,711	4,380,406
Collateral held for securities on loan (Note 2) (g)	—	—
Trustees’ fees and expenses (Note 3)	173,587	56,388
Variation margin on open derivative instruments (Note 2)	40,312	—
Affiliates (Note 3):
Investment advisory fees	225,558	233,898
Administration fees	56,454	67,063
Service fees	92,801	80,066
Shareholder service fees	7,793	17,924
Distribution fees	17,277	9,932
Commitment and Contingent Liabilities (Note 9)	—	—
Accrued expense and other liabilities	82,387	118,249
Total liabilities	178,193,133	39,536,674
Net assets	$910,129,209	$747,509,142
Net assets consist of:
Paid-in capital	$836,473,029	$682,946,649
Accumulated Gain (Loss)	73,656,180	64,562,493
Net assets	$910,129,209	$747,509,142

(a)	Cost of investments:	$881,165,613	$712,365,194
(b)	Cost of repurchase agreements:	$—	$9,535,524
(c)	Cost of other short-term investments:	$99,510,715	$14,028,069
(d)	Securities on loan with market value of:	$—	$—
(e)	Cost of foreign currency:	$—	$3,039,094
(f)	Premiums on written options:	$—	$153,425
(g)	Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MM S&P 500 Index Fund	MassMutual Select Equity Opportunities Fund	MassMutual Select Fundamental Growth Fund

$331,324,100	$516,868,297	$3,176,949,549	$716,093,214	$65,214,602
2,408,400	6,495,304	17,517,775	11,074,883	287,525
104	—	7,362,535	156	—
333,732,604	523,363,601	3,201,829,859	727,168,253	65,502,127
—	117,935	17,905	—	43,058
—	211,845	—	48,182	—

321,746	1,084,597	—	614,493	264,239
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
891,841	866,400	1,064,620	517,394	29,723
—	—	—	—	—
—	—	—	—	—
—	—	154,483	—	—
525,762	639,231	2,232,785	1,513,036	14,421
—	—	—	—	—
20,890	137,568	—	100,141	—
—	—	—	—	—
48,970	44,801	40,824	45,019	39,478
335,541,813	526,465,978	3,205,340,476	730,006,518	65,893,046

30,671	2,004,013	—	56,312	96,652
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
27	—	—	—	—
310,910	1,331,123	21,088,826	2,158,692	899,304
4,857,734	—	2,507,873	6,872,020	64,652
156,962	208,543	496,947	130,501	18,048
—	—	—	—	—

135,997	261,094	251,106	411,275	34,578
19,822	33,232	347,755	40,296	11,143
24,660	29,266	504,693	42,918	12,450
6,025	12,409	65,079	14,783	3,881
969	643	135,596	2,167	1,765
—	—	—	—	—
47,220	69,758	180,922	61,295	43,699
5,590,997	3,950,081	25,578,797	9,790,259	1,186,172
$329,950,816	$522,515,897	$3,179,761,679	$720,216,259	$64,706,874

$336,777,580	$528,040,297	$1,432,786,577	$609,436,991	$26,026,056
(6,826,764)	(5,524,400)	1,746,975,102	110,779,268	38,680,818
$329,950,816	$522,515,897	$3,179,761,679	$720,216,259	$64,706,874

$334,716,140	$507,754,035	$1,808,666,022	$644,153,755	$56,917,123
$2,408,400	$6,495,304	$17,517,775	$11,074,883	$287,525
$104	$—	$7,362,322	$156	$—
$6,022,825	$—	$5,409,068	$8,558,321	$1,539,283
$—	$207,755	$—	$47,903	$—
$—	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2020

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Class I shares:
Net assets	$616,931,936	$423,904,264
Shares outstanding (a)	57,106,404	37,509,403
Net asset value, offering price and redemption price per share	$10.80	$11.30
Class R5 shares:
Net assets	$38,177,115	$89,644,394
Shares outstanding (a)	3,539,678	7,928,777
Net asset value, offering price and redemption price per share	$10.79	$11.31
Service Class shares:
Net assets	$93,185,323	$37,610,832
Shares outstanding (a)	8,610,454	3,326,191
Net asset value, offering price and redemption price per share	$10.82	$11.31
Administrative Class shares:
Net assets	$20,595,716	$70,366,048
Shares outstanding (a)	1,912,868	6,252,751
Net asset value, offering price and redemption price per share	$10.77	$11.25
Class A shares:
Net assets	$11,334,493	$60,452,366
Shares outstanding (a)	1,057,224	5,390,377
Net asset value, and redemption price per share	$10.72	$11.21
Offering price per share (100/[100-maximum sales charge] of net asset value)	$11.20	$11.71
Class R4 shares:
Net assets	$102,119,963	$49,770,364
Shares outstanding (a)	9,430,318	4,452,570
Net asset value, offering price and redemption price per share	$10.83	$11.18
Class R3 shares:
Net assets	$27,784,663	$15,760,874
Shares outstanding (a)	2,588,520	1,423,828
Net asset value, offering price and redemption price per share	$10.73	$11.07

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MM S&P 500 Index Fund	MassMutual Select Equity Opportunities Fund	MassMutual Select Fundamental Growth Fund

$197,914,979	$268,367,577	$1,210,250,675	$402,371,388	$12,278,346
20,059,870	35,689,631	62,660,983	23,366,246	1,473,376
$9.87	$7.52	$19.31	$17.22	$8.33

$62,820,936	$132,369,735	$416,360,072	$156,171,413	$12,350,673
6,353,279	17,475,789	21,480,644	9,028,844	1,475,406
$9.89	$7.57	$19.38	$17.30	$8.37

$13,966,553	$21,653,746	$381,744,733	$48,503,517	$6,285,029
1,412,176	2,875,607	19,663,003	2,873,268	775,308
$9.89	$7.53	$19.41	$16.88	$8.11

$16,358,677	$56,879,719	$370,740,200	$45,175,226	$13,485,367
1,642,206	7,485,604	19,521,196	2,723,160	1,727,796
$9.96	$7.60	$18.99	$16.59	$7.80

$27,574,680	$34,647,437	$23,908,135	$55,831,835	$15,843,002
2,799,446	4,644,873	1,287,322	3,569,831	2,185,746
$9.85	$7.46	$18.57	$15.64	$7.25
$10.42	$7.89	$19.65	$16.55	$7.67

$9,823,040	$7,608,549	$561,314,700	$8,715,894	$1,661,709
1,012,468	1,039,551	29,998,762	568,180	232,722
$9.70	$7.32	$18.71	$15.34	$7.14

$1,491,951	$989,134	$215,443,164	$3,446,986	$2,802,748
152,650	135,975	11,891,008	242,342	434,634
$9.77	$7.27	$18.12	$14.22	$6.45

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2020

	MassMutual Select Blue Chip Growth Fund	MassMutual Select Growth Opportunities Fund
Assets:
Investments, at value (Note 2) (a)	$4,282,403,783	$488,817,206
Repurchase agreements, at value (Note 2) (b)	13,263,282	11,492,652
Other short-term investments, at value (Note 2) (c)	1,075	—
Total investments (d)	4,295,668,140	500,309,858
Cash	6,728,673	—
Foreign currency, at value (e)	—	—
Receivables from:
Investments sold
Regular delivery	5,195,738	611,356
Open forward contracts (Note 2)	—	—
Fund shares sold	1,494,992	163,894
Investment adviser (Note 3)	—	—
Variation margin on open derivative instruments (Note 2)	—	—
Interest and dividends	760,085	18,558
Foreign taxes withheld	1,033,198	10,968
Prepaid expenses	39,268	45,112
Total assets	4,310,920,094	501,159,746
Liabilities:
Payables for:
Investments purchased
Regular delivery	7,294,138	519,707
Open forward contracts (Note 2)	—	—
Fund shares repurchased	6,416,044	1,576,099
Collateral held for securities on loan (Note 2) (f)	1,613,606	2,729,319
Trustees’ fees and expenses (Note 3)	264,794	112,535
Variation margin on open derivative instruments (Note 2)	—	—
Affiliates (Note 3):
Investment advisory fees	2,130,565	285,941
Administration fees	193,691	31,922
Service fees	236,868	28,397
Shareholder service fees	80,010	13,423
Distribution fees	37,923	604
Due to custodian	—	—
Commitment and Contingent Liabilities (Note 9)	—	—
Accrued expense and other liabilities	176,534	44,878
Total liabilities	18,444,173	5,342,825
Net assets	$4,292,475,921	$495,816,921
Net assets consist of:
Paid-in capital	$2,275,921,514	$214,020,838
Accumulated Gain (Loss)	2,016,554,407	281,796,083
Net assets	$4,292,475,921	$495,816,921

(a)	Cost of investments:	$2,395,974,668	$293,039,808
(b)	Cost of repurchase agreements:	$13,263,282	$11,492,652
(c)	Cost of other short-term investments:	$1,075	$—
(d)	Securities on loan with market value of:	$3,686,014	$19,908,909
(e)	Cost of foreign currency:	$—	$—
(f)	Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund	MM Russell 2000 Small Cap Index Fund

$100,816,890	$73,645,666	$161,006,951	$374,588,417	$267,229,953
2,629,155	2,122,612	2,370,278	797,299	—
—	—	—	1,929,354	1,154,613
103,446,045	75,768,278	163,377,229	377,315,070	268,384,566
—	—	—	—	—
5	69	—	—	13

505,700	63,999	901,765	—	478,949
2,251	—	—	—	—
405,871	705,431	529,919	283,079	344,547
23,742	—	—	—	—
—	—	—	19,666	—
208,224	83,576	137,996	368,499	259,028
2,006	—	—	—	—
46,523	40,320	41,366	44,098	43,239
104,640,367	76,661,673	164,988,275	378,030,412	269,510,342

343,617	126,954	367,239	582,713	133,191
43,857	—	—	—	—
239,930	539,093	390,725	2,021,763	398,739
115,500	687,309	856,534	1,085,921	9,561,888
21,944	23,180	73,704	40,482	29,233
—	—	—	—	581

59,867	46,745	115,766	31,027	21,438
6,064	7,477	13,012	59,489	40,178
2,733	5,526	7,585	134,138	74,325
497	1,091	3,113	9,763	8,302
242	475	141	63,920	29,921
—	—	—	—	118,054
—	—	—	—	—
44,796	44,242	54,510	65,550	48,195
879,047	1,482,092	1,882,329	4,094,766	10,464,045
$103,761,320	$75,179,581	$163,105,946	$373,935,646	$259,046,297

$107,449,277	$83,358,394	$191,191,733	$343,914,679	$253,685,284
(3,687,957)	(8,178,813)	(28,085,787)	30,020,967	5,361,013
$103,761,320	$75,179,581	$163,105,946	$373,935,646	$259,046,297

$100,214,874	$80,132,094	$179,753,917	$363,356,354	$267,642,427
$2,629,155	$2,122,612	$2,370,278	$797,299	$—
$—	$—	$—	$1,929,298	$1,154,580
$1,047,549	$2,222,242	$7,216,958	$10,010,431	$27,159,368
$5	$69	$—	$—	$13

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2020

	MassMutual Select Blue Chip Growth Fund	MassMutual Select Growth Opportunities Fund
Class I shares:
Net assets	$2,729,246,062	$248,332,735
Shares outstanding (a)	94,168,738	23,504,579
Net asset value, offering price and redemption price per share	$28.98	$10.57
Class R5 shares:
Net assets	$604,630,431	$112,882,035
Shares outstanding (a)	20,901,402	10,922,895
Net asset value, offering price and redemption price per share	$28.93	$10.33
Service Class shares:
Net assets	$184,567,298	$31,955,270
Shares outstanding (a)	6,444,132	3,270,521
Net asset value, offering price and redemption price per share	$28.64	$9.77
Administrative Class shares:
Net assets	$388,847,496	$57,076,066
Shares outstanding (a)	13,801,045	6,300,552
Net asset value, offering price and redemption price per share	$28.18	$9.06
Class A shares:
Net assets	$202,793,810	$41,810,289
Shares outstanding (a)	7,569,617	5,414,844
Net asset value, and redemption price per share	$26.79	$7.72
Offering price per share (100/[100-maximum sales charge] of net asset value)	$28.35	$8.17
Class R4 shares:
Net assets	$121,842,904	$2,776,661
Shares outstanding (a)	4,552,839	354,213
Net asset value, offering price and redemption price per share	$26.76	$7.84
Class R3 shares:
Net assets	$60,547,920	$983,865
Shares outstanding (a)	2,445,752	153,847
Net asset value, offering price and redemption price per share	$24.76	$6.40

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund	MM Russell 2000 Small Cap Index Fund

$97,456,588	$51,492,453	$86,121,434	$83,944,158	$75,987,207
8,666,743	5,904,590	11,698,388	6,496,291	6,552,692
$11.24	$8.72	$7.36	$12.92	$11.60

$843,227	$10,194,336	$48,006,314	$22,831,625	$14,075,535
74,209	1,165,942	6,473,191	1,773,195	1,214,817
$11.36	$8.74	$7.42	$12.88	$11.59

$202,996	$2,572,032	$4,280,612	$19,643,323	$8,862,599
17,993	292,709	581,121	1,533,806	771,398
$11.28	$8.79	$7.37	$12.81	$11.49

$872,866	$3,126,215	$12,971,062	$42,109,041	$44,133,912
75,875	359,162	1,804,146	3,289,856	3,836,078
$11.50	$8.70	$7.19	$12.80	$11.50

$3,070,893	$4,714,788	$10,693,814	$30,053,340	$19,729,663
272,411	550,882	1,556,899	2,354,242	1,727,834
$11.27	$8.56	$6.87	$12.77	$11.42
$11.93	$9.06	$7.27	$13.51	$12.08

$933,738	$2,331,647	$881,611	$77,571,713	$50,001,399
83,839	274,373	130,127	6,106,130	4,395,094
$11.14	$8.50	$6.78	$12.70	$11.38

$381,012	$748,110	$151,099	$97,782,446	$46,255,982
34,321	88,904	24,268	7,739,078	4,090,627
$11.10	$8.41	$6.23	$12.63	$11.31

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2020

	MassMutual Select Mid Cap Growth Fund	MassMutual Select Small Cap Growth Equity Fund
Assets:
Investments, at value (Note 2) (a)	$8,525,335,896	$591,945,245
Repurchase agreements, at value (Note 2) (b)	102,123,408	7,422,792
Other short-term investments, at value (Note 2) (c)	153,820,895	—
Total investments (d)	8,781,280,199	599,368,037
Cash	37,440	—
Foreign currency, at value (e)	—	12
Receivables from:
Investments sold
Regular delivery	7,919,555	2,503,633
Open forward contracts (Note 2)	—	—
Fund shares sold	2,373,273	322,184
Collateral pledged for open futures contracts (Note 2)	—	—
Investment adviser (Note 3)	—	—
Variation margin on open derivative instruments (Note 2)	—	—
Interest and dividends	1,645,673	192,811
Foreign taxes withheld	—	—
Prepaid expenses	65,175	45,570
Total assets	8,793,321,315	602,432,247
Liabilities:
Payables for:
Investments purchased
Regular delivery	18,966,486	2,850,984
Delayed delivery	—	—
Written options outstanding, at value (Note 2) (f)	—	—
Open forward contracts (Note 2)	—	—
Fund shares repurchased	58,918,136	1,246,633
Collateral held for securities on loan (Note 2) (g)	47,853,363	5,473,204
Trustees’ fees and expenses (Note 3)	553,257	118,631
Affiliates (Note 3):
Investment advisory fees	4,815,401	383,173
Administration fees	297,792	31,363
Service fees	263,837	33,314
Shareholder service fees	69,573	9,068
Distribution fees	19,468	2,541
Commitment and Contingent Liabilities (Note 9)	—	—
Accrued expense and other liabilities	229,567	68,932
Total liabilities	131,986,880	10,217,843
Net assets	$8,661,334,435	$592,214,404
Net assets consist of:
Paid-in capital	$6,096,482,129	$448,079,478
Accumulated Gain (Loss)	2,564,852,306	144,134,926
Net assets	$8,661,334,435	$592,214,404

(a)	Cost of investments:	$6,435,564,901	$480,277,913
(b)	Cost of repurchase agreements:	$102,123,408	$7,422,792
(c)	Cost of other short-term investments:	$153,820,895	$—
(d)	Securities on loan with market value of:	$121,136,704	$46,520,081
(e)	Cost of foreign currency:	$—	$12
(f)	Premiums on written options:	$—	$—
(g)	Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund	MassMutual Select T. Rowe Price International Equity Fund

$197,048,777	$600,219,576	$1,300,261,607
1,320,257	11,579,242	1,000,000
—	—	17,663,937
198,369,034	611,798,818	1,318,925,544
5,012	36,859	167,596
1,397,790	34,796	1,141,744

—	1,828,650	1,467,814
17,388	—	—
183,219	3,110,096	101,640
—	—	—
—	34,326	107,324
1,529,597	—	—
666,339	676,270	4,269,519
747,336	2,331,804	1,980,536
43,241	44,755	9,509
202,958,956	619,896,374	1,328,171,226

—	1,024,049	1,338,789
140,318	—	1,163,356
—	—	30,819
20,631	53,567	—
90,501	572,078	851,644
1,799,705	1,960,355	10,108,088
33,039	116,494	38,077

16,674	409,540	—
31,910	35,274	8,297
55,930	34,351	—
6,604	7,848	—
21,142	3,492	—
—	—	—
51,487	421,565	199,072
2,267,941	4,638,613	13,738,142
$200,691,015	$615,257,761	$1,314,433,084

$194,538,838	$618,593,344	$1,351,320,254
6,152,177	(3,335,583)	(36,887,170)
$200,691,015	$615,257,761	$1,314,433,084

$189,525,305	$588,680,827	$1,283,612,493
$1,320,257	$11,579,242	$1,000,000
$—	$—	$17,663,937
$5,511,655	$10,880,192	$28,926,497
$1,410,840	$34,704	$1,132,470
$—	$—	$62,206

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2020

	MassMutual Select Mid Cap Growth Fund	MassMutual Select Small Cap Growth Equity Fund
Class I shares:
Net assets	$6,188,462,580	$342,888,088
Shares outstanding (a)	242,599,184	20,882,876
Net asset value, offering price and redemption price per share	$25.51	$16.42
Class R5 shares:
Net assets	$1,471,580,498	$134,136,491
Shares outstanding (a)	58,386,668	8,315,623
Net asset value, offering price and redemption price per share	$25.20	$16.13
Service Class shares:
Net assets	$335,782,096	$31,976,994
Shares outstanding (a)	13,723,066	2,133,501
Net asset value, offering price and redemption price per share	$24.47	$14.99
Administrative Class shares:
Net assets	$261,188,275	$29,067,009
Shares outstanding (a)	11,257,285	2,110,604
Net asset value, offering price and redemption price per share	$23.20	$13.77
Class A shares:
Net assets	$196,755,603	$34,698,828
Shares outstanding (a)	9,333,811	2,963,954
Net asset value, and redemption price per share	$21.08	$11.71
Offering price per share (100/[100-maximum sales charge] of net asset value)	$22.31	$12.39
Class R4 shares:
Net assets	$176,500,337	$15,517,479
Shares outstanding (a)	8,295,499	1,312,547
Net asset value, offering price and redemption price per share	$21.28	$11.82
Class R3 shares:
Net assets	$31,065,046	$3,929,515
Shares outstanding (a)	1,621,663	401,889
Net asset value, offering price and redemption price per share	$19.16	$9.78

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund	MassMutual Select T. Rowe Price International Equity Fund

$63,542,248	$370,549,314	$1,314,433,084
5,313,467	46,370,718	138,190,069
$11.96	$7.99	$9.51

$15,217,012	$132,845,341	$—
1,273,454	16,559,160	—
$11.95	$8.02	$—

$3,670,538	$37,996,564	$—
306,399	4,767,232	—
$11.98	$7.97	$—

$32,705,675	$19,033,891	$—
2,754,825	2,365,434	—
$11.87	$8.05	$—

$19,155,852	$30,720,947	$—
1,619,651	3,911,368	—
$11.83	$7.85	$—
$12.52	$8.31	$—

$34,159,494	$18,019,196	$—
2,900,335	2,347,756	—
$11.78	$7.68	$—

$32,240,196	$6,092,508	$—
2,749,275	784,871	—
$11.73	$7.76	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2020

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Investment income (Note 2):
Dividends (a)	$—	$—
Interest (b)	21,471,995	23,144,434
Securities lending net income	45,833	6,425
Total investment income	21,517,828	23,150,859
Expenses (Note 3):
Investment advisory fees	2,621,615	2,706,888
Custody fees	123,822	246,580
Audit fees	56,501	52,903
Legal fees	26,230	21,708
Proxy fees	1,222	1,222
Accounting & Administration fees	99,049	170,781
Shareholder reporting fees	49,567	43,607
Trustees’ fees	41,351	33,772
Registration and filing fees	99,649	97,735
Transfer agent fees	2,978	2,978
	3,121,984	3,378,174
Administration fees:
Class R5	35,767	73,889
Service Class	151,939	52,057
Administrative Class	30,784	109,204
Class A	13,075	79,936
Class R4	262,775	111,689
Class R3	56,718	34,396
Distribution and Service fees:
Class A	21,792	133,227
Class R4	328,468	139,611
Class R3	141,794	85,991
Shareholder service fees:
Service Class	50,647	17,352
Administrative Class	30,784	109,204
Class A	13,075	79,936
Total expenses	4,259,602	4,404,666
Net investment income (loss)	17,258,226	18,746,193

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MM S&P 500 Index Fund	MassMutual Select Equity Opportunities Fund	MassMutual Select Fundamental Growth Fund

$10,118,265	$14,705,503	$61,941,321	$15,215,666	$815,111
12,753	23,443	115,456	44,183	7,224
14,421	4,478	38,866	25,660	1,602
10,145,439	14,733,424	62,095,643	15,285,509	823,937

1,689,488	3,528,287	3,093,046	4,471,902	652,262
32,404	60,505	249,955	45,214	29,193
35,311	36,585	38,066	38,072	39,346
9,978	14,957	95,084	18,643	3,265
1,222	1,222	1,222	1,222	1,222
44,228	40,238	149,530	48,071	31,961
23,712	38,108	161,727	34,110	26,973
16,436	30,699	155,359	30,197	5,356
99,244	100,220	98,221	100,575	98,810
1,999	2,978	2,978	2,978	2,979
1,954,022	3,853,799	4,045,188	4,790,984	891,367

67,809	162,033	450,689	163,659	26,010
17,175	35,623	778,694	73,390	10,807
26,952	79,525	826,085	75,727	20,475
46,018	79,985	51,884	86,455	23,059
17,849	15,668	1,421,968	15,370	2,859
3,298	3,174	530,284	6,839	5,605

76,697	133,308	64,855	144,092	38,432
22,311	19,585	1,421,968	19,213	3,574
8,244	7,936	1,060,569	17,097	14,012

5,725	11,874	194,673	24,463	3,603
26,952	79,525	619,564	75,727	20,475
46,018	79,985	38,913	86,455	23,059
2,319,070	4,562,020	11,505,334	5,579,471	1,083,337
7,826,369	10,171,404	50,590,309	9,706,038	(259,400)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2020

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$35,940,594	$11,845,710
Futures contracts	5,524,862	24,087,451
Written options	200,400	8,555,472
Swap agreements	29,678	(23,601,067)
Foreign currency transactions	663,110	(1,747)
Forward contracts	328,894	(5,042,358)
Net realized gain (loss)	42,687,538	15,843,461
Net change in unrealized appreciation (depreciation) on:
Investment transactions	5,114,709	991,336
Futures contracts	225,789	(1,629,385)
Written options	—	(92,263)
Swap agreements	130,016	10,334,441
Translation of assets and liabilities in foreign currencies	20	45,610
Forward contracts	—	(86,878)
Net change in unrealized appreciation (depreciation)	5,470,534	9,562,861
Net realized gain (loss) and change in unrealized appreciation (depreciation)	48,158,072	25,406,322
Net increase (decrease) in net assets resulting from operations	$65,416,298	$44,152,515

(a)	Net of foreign withholding tax of:	$—	$—
(b)	Net of foreign withholding tax of:	$570	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MM S&P 500 Index Fund	MassMutual Select Equity Opportunities Fund	MassMutual Select Fundamental Growth Fund

$(7,083,837)	$(14,561,741)	$389,472,134	$39,967,330	$35,588,200
—	—	7,294,092	—	—
—	—	—	—	—
—	—	—	—	—
3,158	11,454	—	7,221	(603)
—	—	—	—	—
(7,080,679)	(14,550,287)	396,766,226	39,974,551	35,587,597

(24,286,484)	(44,852,123)	15,322,919	(30,901,065)	(9,850,354)
—	—	190,147	—	—
—	—	—	—	—
—	—	—	—	—
1,997	11,528	—	(685)	—
—	—	—	—	—
(24,284,487)	(44,840,595)	15,513,066	(30,901,750)	(9,850,354)
(31,365,166)	(59,390,882)	412,279,292	9,072,801	25,737,243
$(23,538,797)	$(49,219,478)	$462,869,601	$18,778,839	$25,477,843

$76,609	$53,337	$—	$152,769	$986
$—	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2020

	MassMutual Select Blue Chip Growth Fund	MassMutual Select Growth Opportunities Fund
Investment income (Note 2):
Dividends (a)	$24,671,758	$1,982,291
Interest	48,189	51,568
Securities lending net income	63,578	520,565
Total investment income	24,783,525	2,554,424
Expenses (Note 3):
Investment advisory fees	21,742,700	3,315,349
Custody fees	233,009	34,369
Audit fees	37,305	38,085
Legal fees	82,654	10,637
Proxy fees	1,222	1,222
Accounting & Administration fees	145,091	40,352
Shareholder reporting fees	112,316	29,430
Trustees’ fees	163,617	22,451
Registration and filing fees	110,342	99,621
Transfer agent fees	2,978	2,977
	22,631,234	3,594,493
Administration fees:
Class R5	499,146	125,096
Service Class	189,601	85,852
Administrative Class	505,194	74,906
Class A	282,208	55,124
Class R4	220,068	11,496
Class R3	118,410	1,718
Distribution and Service fees:
Class A	470,346	91,873
Class R4	275,085	14,370
Class R3	296,026	4,296
Shareholder service fees:
Service Class	63,200	28,618
Administrative Class	505,194	74,906
Class A	282,208	55,124
Total expenses	26,337,920	4,217,872
Expenses waived (Note 3):
Class I fees reimbursed by adviser	—	—
Class R5 fees reimbursed by adviser	—	—
Service Class fees reimbursed by adviser	—	—
Administrative Class fees reimbursed by adviser	—	—
Class A fees reimbursed by adviser	—	—
Class R4 fees reimbursed by adviser	—	—
Class R3 fees reimbursed by adviser	—	—
Class I advisory fees waived	—	(18,974)
Class R5 advisory fees waived	—	(12,388)
Service Class advisory fees waived	—	(5,662)
Administrative Class advisory fees waived	—	(4,948)
Class A advisory fees waived	—	(3,642)
Class R4 advisory fees waived	—	(569)
Class R3 advisory fees waived	—	(85)
Net expenses:	26,337,920	4,171,604
Net investment income (loss)	(1,554,395)	(1,617,180)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund	MM Russell 2000 Small Cap Index Fund

$2,409,900	$981,907	$2,930,132	$6,382,298	$3,373,445
6,944	10,981	13,922	27,936	18,498
5,630	3,176	16,850	62,349	418,329
2,422,474	996,064	2,960,904	6,472,583	3,810,272

663,636	592,644	1,511,953	413,295	271,074
54,250	38,354	50,604	48,659	84,378
38,531	38,561	37,763	33,441	33,405
2,835	1,966	8,224	9,986	7,061
1,222	1,222	1,222	1,222	1,222
33,953	31,730	34,818	42,116	53,095
46,172	15,202	29,563	88,920	49,804
4,497	3,887	8,854	20,374	13,263
98,920	99,272	100,588	98,681	97,273
2,978	2,978	2,978	2,977	2,978
946,994	825,816	1,786,567	759,671	613,553

1,202	12,869	60,541	29,474	14,621
306	5,092	7,895	39,880	18,174
1,358	4,667	16,194	94,734	93,012
4,490	8,702	21,343	65,438	43,340
1,915	7,511	1,378	221,740	131,797
930	1,547	575	272,911	123,334

7,482	14,505	35,572	81,797	54,175
2,394	9,389	1,722	221,740	131,797
2,326	3,869	1,438	545,822	246,667

102	1,697	2,632	9,970	4,543
1,358	4,667	16,194	71,051	69,759
4,490	8,702	21,343	49,078	32,505
975,347	909,033	1,973,394	2,463,306	1,577,277

(175,133)	—	—	—	(2,957)
(2,390)	—	—	—	(565)
(415)	—	—	—	(361)
(1,846)	—	—	—	(1,907)
(5,928)	—	—	—	(884)
(1,895)	—	—	—	(2,075)
(944)	—	—	—	(1,885)
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
786,796	909,033	1,973,394	2,463,306	1,566,643
1,635,678	87,031	987,510	4,009,277	2,243,629

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2020

	MassMutual Select Blue Chip Growth Fund	MassMutual Select Growth Opportunities Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$174,866,127	$97,446,596
Futures contracts	—	—
Foreign currency transactions	743	—
Forward contracts	—	—
Net realized gain (loss)	174,866,870	97,446,596
Net change in unrealized appreciation (depreciation) on:
Investment transactions	903,520,530	76,888,644
Futures contracts	—	—
Translation of assets and liabilities in foreign currencies	10	—
Forward contracts	—	—
Net change in unrealized appreciation (depreciation)	903,520,540	76,888,644
Net realized gain (loss) and change in unrealized appreciation (depreciation)	1,078,387,410	174,335,240
Net increase (decrease) in net assets resulting from operations	$1,076,833,015	$172,718,060

(a)	Net of foreign withholding tax of:	$467,085	$6,505

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund	MM Russell 2000 Small Cap Index Fund

$(2,469,802)	$(545,336)	$(9,516,572)	$19,934,445	$9,674,633
—	—	—	2,504,647	1,659,982
(3,945)	124	—	—	—
(48,709)	—	—	—	—
(2,522,456)	(545,212)	(9,516,572)	22,439,092	11,334,615

(4,991,540)	(13,486,311)	(20,020,210)	(36,156,640)	(12,638,103)
—	—	—	75,707	95,632
38	2	—	—	—
(144,954)	—	—	—	—
(5,136,456)	(13,486,309)	(20,020,210)	(36,080,933)	(12,542,471)
(7,658,912)	(14,031,521)	(29,536,782)	(13,641,841)	(1,207,856)
$(6,023,234)	$(13,944,490)	$(28,549,272)	$(9,632,564)	$1,035,773

$28,029	$3,408	$13,772	$1,393	$3,710

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2020

	MassMutual Select Mid Cap Growth Fund	MassMutual Select Small Cap Growth Equity Fund
Investment income (Note 2):
Dividends (a)	$58,912,921	$3,400,261
Interest (b)	2,220,415	39,929
Securities lending net income	627,301	175,503
Total investment income	61,760,637	3,615,693
Expenses (Note 3):
Investment advisory fees	57,290,989	4,279,385
Custody fees	462,776	64,191
Audit fees	35,058	41,560
Legal fees	213,658	21,842
Proxy fees	1,222	1,222
Accounting & Administration fees	321,614	42,696
Shareholder reporting fees	565,922	55,589
Trustees’ fees	402,555	25,490
Registration and filing fees	106,211	102,387
Transfer agent fees	2,977	2,978
	59,402,982	4,637,340
Administration fees:
Class R5	1,465,813	126,923
Service Class	506,070	47,660
Administrative Class	397,033	42,573
Class A	308,506	49,423
Class R4	396,064	26,665
Class R3	61,028	6,343
Distribution and Service fees:
Class A	514,177	82,372
Class R4	495,080	33,331
Class R3	152,570	15,858
Shareholder service fees:
Service Class	168,690	15,887
Administrative Class	397,033	42,573
Class A	308,506	49,423
Total expenses	64,573,552	5,176,371
Expenses waived (Note 3):
Class I fees reimbursed by adviser	—	—
Class R5 fees reimbursed by adviser	—	—
Service Class fees reimbursed by adviser	—	—
Administrative Class fees reimbursed by adviser	—	—
Class A fees reimbursed by adviser	—	—
Class R4 fees reimbursed by adviser	—	—
Class R3 fees reimbursed by adviser	—	—
Net expenses:	64,573,552	5,176,371
Net investment income (loss)	(2,812,915)	(1,560,678)

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund	MassMutual Select T. Rowe Price International Equity Fund

$5,300,395	$8,872,608	$26,429,972
1,265	43,527	212,668
25,000	41,937	131,401
5,326,660	8,958,072	26,774,041

215,789	4,717,577	6,948,382
89,238	253,172	698,924
34,896	54,291	43,058
5,646	15,354	42,802
1,222	716	1,222
48,271	64,591	54,172
43,374	33,744	42,124
10,505	28,047	57,213
96,951	100,288	63,801
2,978	2,977	2,907
548,870	5,270,757	7,954,605

20,854	134,151	—
7,145	53,880	—
73,164	29,345	—
44,160	44,255	—
91,396	32,389	—
88,271	7,937	—

55,200	73,758	—
91,396	40,487	—
176,542	19,842	—

1,786	17,960	—
54,873	29,345	—
33,120	44,255	—
1,286,777	5,798,361	7,954,605

—	(208,466)	(1,207,625)
—	(78,030)	—
—	(21,323)	—
—	(11,231)	—
—	(19,621)	—
—	(10,011)	—
—	(2,458)	—
1,286,777	5,447,221	6,746,980
4,039,883	3,510,851	20,027,061

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2020

	MassMutual Select Mid Cap Growth Fund	MassMutual Select Small Cap Growth Equity Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$524,223,254	$44,667,622
Futures contracts	—	—
Written options	—	—
Foreign currency transactions	28	(1,119)
Forward contracts	—	—
Net realized gain (loss)	524,223,282	44,666,503
Net change in unrealized appreciation (depreciation) on:
Investment transactions	648,992,660	57,341,832
Futures contracts	—	—
Written options	—	—
Translation of assets and liabilities in foreign currencies	—	(6)
Forward contracts	—	—
Net change in unrealized appreciation (depreciation)	648,992,660	57,341,826
Net realized gain (loss) and change in unrealized appreciation (depreciation)	1,173,215,942	102,008,329
Net increase (decrease) in net assets resulting from operations	$1,170,403,027	$100,447,651

(a)	Net of foreign withholding tax of:	$141,702	$8,718
(b)	Net of foreign withholding tax of:	$—	$—
*	Net of net increase (decrease) in accrued foreign capital gains tax of:	$—	$—

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund	MassMutual Select T. Rowe Price International Equity Fund

$1,460,407	$(2,831,288)	$(29,268,852)
161,670	—	—
—	—	314,225
110,216	(61,045)	(174,147)
94,785	(8,879)	(13,812)
1,827,078	(2,901,212)	(29,142,586)

(4,318,865)	(159,169)*	49,004,913
(137,532)	—	—
—	—	8,958
110,940	40,314	188,683
7,485	(83,000)	(8,318)
(4,337,972)	(201,855)	49,194,236
(2,510,894)	(3,103,067)	20,051,650
$1,528,989	$407,784	$40,078,711

$481,929	$1,720,604	$2,844,303
$—	$—	$431
$—	$58,766	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select Total Return Bond Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$17,258,226	$24,805,835
Net realized gain (loss)	42,687,538	26,041,923
Net change in unrealized appreciation (depreciation)	5,470,534	33,455,202
Net increase (decrease) in net assets resulting from operations	65,416,298	84,302,960
Distributions to shareholders (Note 2):
Class I	(14,496,136)	(12,861,958)
Class R5	(1,165,597)	(1,467,037)
Service Class	(3,168,205)	(3,296,801)
Administrative Class	(542,340)	(1,374,011)
Class A	(209,443)	(182,951)
Class R4	(3,964,383)	(4,142,266)
Class R3	(674,501)	(680,228)
Total distributions	(24,220,605)	(24,005,252)
Net fund share transactions (Note 5):
Class I	110,388,950	19,472,489
Class R5	(8,128,950)	(10,184,144)
Service Class	(27,486,984)	(23,131,382)
Administrative Class	(1,525,261)	(35,168,941)
Class A	2,495,648	3,600,258
Class R4	(64,423,288)	(22,621,508)
Class R3	(3,957,393)	(5,192,468)
Increase (decrease) in net assets from fund share transactions	7,362,722	(73,225,696)
Total increase (decrease) in net assets	48,558,415	(12,927,988)
Net assets
Beginning of year	861,570,794	874,498,782
End of year	$910,129,209	$861,570,794

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund		MassMutual Select Diversified Value Fund
Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

$18,746,193	$21,515,269	$7,826,369	$8,379,422
15,843,461	16,042,025	(7,080,679)	16,734,845
9,562,861	39,876,091	(24,284,487)	(23,965,507)
44,152,515	77,433,385	(23,538,797)	1,148,760

(16,309,511)	(8,470,181)	(15,492,478)	(28,659,584)
(2,772,395)	(2,165,273)	(5,283,654)	(20,081,978)
(1,377,962)	(1,196,330)	(713,075)	(1,299,372)
(2,903,139)	(1,764,483)	(1,352,099)	(2,096,273)
(1,857,498)	(956,568)	(2,365,876)	(5,991,866)
(2,464,809)	(1,563,692)	(491,606)	(775,376)
(634,788)	(414,599)	(133,835)	(334,894)
(28,320,102)	(16,531,126)	(25,832,623)	(59,239,343)

36,368,845	58,765,471	14,587,695	33,417,897
8,061,676	(5,685,479)	(716,037)	(45,265,898)
800,340	(20,483,012)	5,839,105	(2,224,736)
(7,485,686)	(550,903)	(1,213,744)	7,101,576
9,386,747	612,512	(5,078,648)	(2,497,800)
(17,912,908)	(6,646,992)	4,942,031	2,629,146
(3,082,511)	(2,567,947)	386,797	(454,914)
26,136,503	23,443,650	18,747,199	(7,294,729)
41,968,916	84,345,909	(30,624,221)	(65,385,312)

705,540,226	621,194,317	360,575,037	425,960,349
$747,509,142	$705,540,226	$329,950,816	$360,575,037

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select Fundamental Value Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$10,171,404	$17,333,770
Net realized gain (loss)	(14,550,287)	125,035,162
Net change in unrealized appreciation (depreciation)	(44,840,595)	(158,835,512)
Net increase (decrease) in net assets resulting from operations	(49,219,478)	(16,466,580)
Distributions to shareholders (Note 2):
Class I	(68,929,847)	(73,708,191)
Class R5	(40,227,396)	(32,593,317)
Service Class	(5,484,269)	(5,125,760)
Administrative Class	(11,771,480)	(9,316,716)
Class A	(13,438,208)	(8,857,469)
Class R4	(1,849,486)	(1,053,343)
Class R3	(501,573)	(328,097)
Total distributions	(142,202,259)	(130,982,893)
Net fund share transactions (Note 5):
Class I	6,514,392	(199,844,345)
Class R5	(10,279,554)	(72,882,287)
Service Class	(1,612,739)	(13,502,374)
Administrative Class	13,491,438	(16,077,434)
Class A	(11,590,568)	(8,162,544)
Class R4	1,021,203	977,854
Class R3	(718,135)	(117,749)
Increase (decrease) in net assets from fund share transactions	(3,173,963)	(309,608,879)
Total increase (decrease) in net assets	(194,595,700)	(457,058,352)
Net assets
Beginning of year	717,111,597	1,174,169,949
End of year	$522,515,897	$717,111,597

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund		MassMutual Select Equity Opportunities Fund
Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

$50,590,309	$51,688,195	$9,706,038	$9,220,524
396,766,226	144,404,884	39,974,551	55,293,513
15,513,066	(73,830,725)	(30,901,750)	(1,480,715)
462,869,601	122,262,354	18,778,839	63,033,322

(75,810,865)	(124,447,157)	(24,583,662)	(24,257,844)
(31,948,165)	(71,529,319)	(15,717,523)	(16,380,730)
(25,666,923)	(60,024,630)	(4,589,902)	(4,548,999)
(29,315,593)	(82,715,153)	(4,621,502)	(6,378,705)
(1,633,249)	(4,330,792)	(5,706,449)	(6,773,750)
(37,696,711)	(91,379,754)	(727,168)	(1,011,804)
(13,900,835)	(35,840,947)	(352,956)	(268,342)
(215,972,341)	(470,267,752)	(56,299,162)	(59,620,174)

6,634,993	333,952,990	139,953,914	1,469,995
(94,195,929)	11,094,676	(11,465,936)	(7,926,725)
(42,962,537)	(39,048,606)	(1,744,551)	3,076,615
(124,897,747)	(61,649,576)	(6,354,201)	(18,911,812)
(6,231,995)	(2,633,381)	(3,617,657)	(13,919,302)
(70,233,986)	(12,865,178)	2,191,280	(2,598,514)
(22,623,021)	237,194	422,466	584,920
(354,510,222)	229,088,119	119,385,315	(38,224,823)
(107,612,962)	(118,917,279)	81,864,992	(34,811,675)

3,287,374,641	3,406,291,920	638,351,267	673,162,942
$3,179,761,679	$3,287,374,641	$720,216,259	$638,351,267

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select Fundamental Growth Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(259,400)	$218,554
Net realized gain (loss)	35,587,597	23,131,178
Net change in unrealized appreciation (depreciation)	(9,850,354)	(18,402,166)
Net increase (decrease) in net assets resulting from operations	25,477,843	4,947,566
Distributions to shareholders (Note 2):
Class I	(11,328,772)	(12,107,941)
Class R5	(5,192,507)	(5,727,800)
Service Class	(1,680,311)	(1,806,108)
Administrative Class	(2,362,047)	(2,415,550)
Class A	(2,838,685)	(3,200,614)
Class R4	(222,136)	(540,125)
Class R3	(552,331)	(647,771)
Total distributions	(24,176,789)	(26,445,909)
Net fund share transactions (Note 5):
Class I	(55,999,329)	12,614,277
Class R5	(18,902,368)	3,117,335
Service Class	(3,559,568)	1,557,092
Administrative Class	(1,281,251)	3,909,630
Class A	644,543	(963,441)
Class R4	378,011	(969,477)
Class R3	(9,495)	18,898
Increase (decrease) in net assets from fund share transactions	(78,729,457)	19,284,314
Total increase (decrease) in net assets	(77,428,403)	(2,214,029)
Net assets
Beginning of year	142,135,277	144,349,306
End of year	$64,706,874	$142,135,277

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund		MassMutual Select Growth Opportunities Fund
Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

$(1,554,395)	$6,847,416	$(1,617,180)	$(2,208,466)
174,866,870	216,007,985	97,446,596	162,514,440
903,520,540	(106,607,979)	76,888,644	(156,877,363)
1,076,833,015	116,247,422	172,718,060	3,428,611

(116,241,249)	(102,738,297)	(50,975,012)	(76,357,844)
(26,463,154)	(27,201,261)	(39,010,130)	(30,171,346)
(5,702,690)	(6,197,046)	(23,180,329)	(13,542,503)
(17,893,032)	(16,625,240)	(15,284,502)	(11,409,550)
(10,722,606)	(10,484,536)	(12,819,694)	(11,000,480)
(6,055,123)	(6,375,294)	(3,621,672)	(3,732,083)
(3,671,493)	(3,632,300)	(396,148)	(234,569)
(186,749,347)	(173,253,974)	(145,287,487)	(146,448,375)

211,010,413	173,871,531	58,103,654	(147,202,085)
30,492,892	(35,038,220)	(22,026,799)	5,902,924
34,842,807	(5,799,817)	(37,421,325)	15,689,762
(6,008,712)	3,638,511	5,062,756	3,378,588
(23,567,107)	(11,139,179)	4,455,751	(2,244,807)
(10,343,604)	978,189	(5,021,408)	(3,542,464)
(13,830,028)	2,368,031	104,590	132,464
222,596,661	128,879,046	3,257,219	(127,885,618)
1,112,680,329	71,872,494	30,687,792	(270,905,382)

3,179,795,592	3,107,923,098	465,129,129	736,034,511
$4,292,475,921	$3,179,795,592	$495,816,921	$465,129,129

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select Mid-Cap Value Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,635,678	$1,579,725
Net realized gain (loss)	(2,522,456)	(979,226)
Net change in unrealized appreciation (depreciation)	(5,136,456)	2,414,117
Net increase (decrease) in net assets resulting from operations	(6,023,234)	3,014,616
Distributions to shareholders (Note 2):
Class I	(1,720,169)	(11,503,586)
Class R5	(23,976)	(158,819)
Service Class	(3,523)	(31,116)
Administrative Class	(13,705)	(104,376)
Class A	(41,913)	(253,992)
Class R4	(14,160)	(128,818)
Class R3	(6,426)	(48,457)
Total distributions	(1,823,872)	(12,229,164)
Net fund share transactions (Note 5):
Class I	10,970,630	11,119,289
Class R5	(233,144)	483,437
Service Class	8,330	(15,667)
Administrative Class	86,175	81,246
Class A	673,589	523,247
Class R4	(23,803)	811,697
Class R3	(64,818)	153,602
Increase (decrease) in net assets from fund share transactions	11,416,959	13,156,851
Total increase (decrease) in net assets	3,569,853	3,942,303
Net assets
Beginning of year	100,191,467	96,249,164
End of year	$103,761,320	$100,191,467

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund		MassMutual Select Small Company Value Fund
Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

$87,031	$308,455	$987,510	$1,265,717
(545,212)	8,373,565	(9,516,572)	9,995,093
(13,486,309)	(20,758,491)	(20,020,210)	(30,227,625)
(13,944,490)	(12,076,471)	(28,549,272)	(18,966,815)

(5,187,429)	(12,834,546)	(4,994,472)	(13,734,961)
(1,558,062)	(11,337,240)	(3,427,906)	(9,717,111)
(368,640)	(1,323,324)	(343,971)	(1,044,583)
(304,272)	(1,349,612)	(580,242)	(1,890,023)
(603,450)	(3,228,716)	(884,442)	(2,762,400)
(415,594)	(841,985)	(28,852)	(91,622)
(81,577)	(400,490)	(17,675)	(74,193)
(8,519,024)	(31,315,913)	(10,277,560)	(29,314,893)

18,951,494	13,787,316	10,302,017	14,500,126
(3,671,876)	(9,187,418)	(17,443,639)	19,825,300
(1,160,570)	773,912	(1,459,392)	(3,282)
549,107	(112,637)	3,160,641	159,355
(1,867,912)	717,581	(2,353,825)	323,059
(938,133)	2,085,499	480,905	27,392
88,436	(148,766)	(216,899)	114,371
11,950,546	7,915,487	(7,530,192)	34,946,321
(10,512,968)	(35,476,897)	(46,357,024)	(13,335,387)

85,692,549	121,169,446	209,462,970	222,798,357
$75,179,581	$85,692,549	$163,105,946	$209,462,970

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MM S&P Mid Cap Index Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,009,277	$4,738,828
Net realized gain (loss)	22,439,092	10,654,270
Net change in unrealized appreciation (depreciation)	(36,080,933)	(31,453,055)
Net increase (decrease) in net assets resulting from operations	(9,632,564)	(16,059,957)
Distributions to shareholders (Note 2):
Class I	(3,459,749)	(4,293,020)
Class R5	(1,311,412)	(1,337,826)
Service Class	(809,111)	(1,650,071)
Administrative Class	(2,028,235)	(4,009,925)
Class A	(1,187,910)	(2,022,709)
Class R4	(3,602,840)	(7,946,180)
Class R3	(4,138,636)	(8,491,936)
Total distributions	(16,537,893)	(29,751,667)
Net fund share transactions (Note 5):
Class I	8,475,321	21,910,360
Class R5	(7,629,918)	11,985,229
Service Class	(550,871)	(3,368,055)
Administrative Class	(8,469,243)	(5,527,823)
Class A	(3,908,120)	2,455,640
Class R4	(27,109,750)	(14,693,206)
Class R3	(23,749,232)	(11,526,582)
Increase (decrease) in net assets from fund share transactions	(62,941,813)	1,235,563
Total increase (decrease) in net assets	(89,112,270)	(44,576,061)
Net assets
Beginning of year	463,047,916	507,623,977
End of year	$373,935,646	$463,047,916

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund		MassMutual Select Mid Cap Growth Fund
Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

$2,243,629	$2,869,104	$(2,812,915)	$6,976,804
11,334,615	14,101,666	524,223,282	544,145,992
(12,542,471)	(47,573,309)	648,992,660	(8,142,217)
1,035,773	(30,602,539)	1,170,403,027	542,980,579

(5,018,091)	(4,859,403)	(322,407,169)	(441,755,322)
(972,716)	(1,227,006)	(83,304,762)	(120,458,826)
(624,710)	(1,027,598)	(20,001,203)	(32,706,464)
(3,215,208)	(3,462,205)	(16,621,612)	(27,875,145)
(1,467,484)	(1,758,380)	(13,974,500)	(23,553,867)
(3,581,019)	(4,654,801)	(13,362,278)	(20,553,850)
(3,210,572)	(4,158,147)	(2,187,663)	(3,485,296)
(18,089,800)	(21,147,540)	(471,859,187)	(670,388,770)

6,433,683	16,872,438	(245,077,176)	545,699,703
(467,867)	(3,473,580)	(180,492,380)	44,591,111
363,633	(7,609,543)	(64,780,429)	(22,747,183)
(2,867,442)	4,996,603	(48,419,613)	(36,972,890)
(1,985,638)	(1,326,081)	(42,279,216)	(33,908,807)
(6,991,898)	(3,139,704)	(57,002,375)	983,439
(6,972,564)	(3,829,184)	(3,660,990)	(983,218)
(12,488,093)	2,490,949	(641,712,179)	496,662,155
(29,542,120)	(49,259,130)	56,831,661	369,253,964

288,588,417	337,847,547	8,604,502,774	8,235,248,810
$259,046,297	$288,588,417	$8,661,334,435	$8,604,502,774

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select Small Cap Growth Equity Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(1,560,678)	$(793,016)
Net realized gain (loss)	44,666,503	64,756,184
Net change in unrealized appreciation (depreciation)	57,341,826	(84,314,977)
Net increase (decrease) in net assets resulting from operations	100,447,651	(20,351,809)
Distributions to shareholders (Note 2):
Class I	(32,558,345)	(53,822,840)
Class R5	(15,279,790)	(20,516,696)
Service Class	(4,338,467)	(4,720,329)
Administrative Class	(3,706,126)	(5,468,942)
Class A	(5,215,987)	(7,811,191)
Class R4	(1,960,542)	(2,518,076)
Class R3	(480,410)	(568,996)
Total distributions	(63,539,667)	(95,427,070)
Net fund share transactions (Note 5):
Class I	48,838,806	(50,423,111)
Class R5	(2,199,711)	10,239,283
Service Class	(3,632,842)	6,209,414
Administrative Class	(964,948)	(156,954)
Class A	212,385	(102,073)
Class R4	2,093,781	1,884,803
Class R3	979,023	733,765
Increase (decrease) in net assets from fund share transactions	45,326,494	(31,614,873)
Total increase (decrease) in net assets	82,234,478	(147,393,752)
Net assets
Beginning of year	509,979,926	657,373,678
End of year	$592,214,404	$509,979,926

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund		MassMutual Select Overseas Fund
Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

$4,039,883	$6,273,139	$3,510,851	$13,057,717
1,827,078	539,631	(2,901,212)	6,844,156
(4,337,972)	(10,623,653)	(201,855)	(25,929,592)
1,528,989	(3,810,883)	407,784	(6,027,719)

(2,128,393)	(1,978,597)	(14,676,789)	(35,516,273)
(812,776)	(566,304)	(5,799,133)	(12,169,771)
(95,838)	(1,092,714)	(1,434,801)	(3,746,863)
(1,358,826)	(1,509,852)	(801,623)	(2,773,420)
(719,248)	(831,254)	(1,012,176)	(3,438,284)
(1,238,985)	(1,930,293)	(579,655)	(1,327,602)
(1,140,187)	(1,654,082)	(123,568)	(380,242)
(7,494,253)	(9,563,096)	(24,427,745)	(59,352,455)

8,504,269	11,779,930	34,680,466	25,315,923
(6,778,443)	10,171,965	17,613,241	823,626
478,095	(21,714,698)	3,311,529	1,168,660
(6,818,236)	4,231,809	(1,943,738)	(6,257,211)
(4,071,851)	2,751,176	2,584,426	(7,479,197)
(6,346,733)	(4,117,818)	3,655,707	3,233,507
(7,991,296)	(2,192,418)	2,895,431	(197,348)
(23,024,195)	909,946	62,797,062	16,607,960
(28,989,459)	(12,464,033)	38,777,101	(48,772,214)

229,680,474	242,144,507	576,480,660	625,252,874
$200,691,015	$229,680,474	$615,257,761	$576,480,660

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price International Equity Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$20,027,061	$27,465,770
Net realized gain (loss)	(29,142,586)	(36,296,937)
Net change in unrealized appreciation (depreciation)	49,194,236	14,812,828
Net increase (decrease) in net assets resulting from operations	40,078,711	5,981,661
Distributions to shareholders (Note 2):
Class I	(28,120,959)	(14,075,026)
Total distributions	(28,120,959)	(14,075,026)
Net fund share transactions (Note 5):
Class I	166,534,812	334,418,347
Increase (decrease) in net assets from fund share transactions	166,534,812	334,418,347
Total increase (decrease) in net assets	178,492,564	326,324,982
Net assets
Beginning of year	1,135,940,520	809,615,538
End of year	$1,314,433,084	$1,135,940,520

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select Total Return Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including interest expense)	Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j]	Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]	Net investment income (loss) to average daily net assets (including interest expense)
Class I
9/30/20	$ 10.30	$ 0.22	$ 0.59	$ 0.81	$ (0.31)	$ —	$ (0.31)	$ 10.80	8.06%	$ 616,932	0.36%	N/A	N/A	2.08%
9/30/19	9.62	0.30	0.67	0.97	(0.29)	—	(0.29)	10.30	10.42%	479,295	0.36%	N/A	N/A	3.03%
9/30/18	9.99	0.25	(0.34)	(0.09)	(0.28)	—	(0.28)	9.62	(0.98%)	426,828	0.34%	N/A	N/A	2.62%
9/30/17	10.43	0.22	(0.18)	0.04	(0.27)	(0.21)	(0.48)	9.99	0.57%	361,805	0.35%	N/A	N/A	2.18%
9/30/16	10.17	0.21	0.30	0.51	(0.22)	(0.03)	(0.25)	10.43	5.10%	303,783	0.37%	0.34%	0.34%	2.02%
Class R5
9/30/20	$ 10.28	$ 0.21	$ 0.59	$ 0.80	$ (0.29)	$ —	$ (0.29)	$ 10.79	8.04%	$ 38,177	0.46%	N/A	N/A	2.04%
9/30/19	9.60	0.29	0.67	0.96	(0.28)	—	(0.28)	10.28	10.32%	44,973	0.46%	N/A	N/A	2.93%
9/30/18	9.96	0.24	(0.34)	(0.10)	(0.26)	—	(0.26)	9.60	(1.01%)	51,708	0.44%	N/A	N/A	2.49%
9/30/17	10.41	0.20	(0.18)	0.02	(0.26)	(0.21)	(0.47)	9.96	0.36%	68,491	0.45%	N/A	N/A	2.04%
9/30/16	10.15	0.20	0.30	0.50	(0.21)	(0.03)	(0.24)	10.41	5.01%	115,428	0.47%	0.44%	0.44%	1.94%
Service Class
9/30/20	$ 10.32	$ 0.20	$ 0.59	$ 0.79	$ (0.29)	$ —	$ (0.29)	$ 10.82	7.82%	$ 93,185	0.56%	N/A	N/A	1.93%
9/30/19	9.63	0.28	0.68	0.96	(0.27)	—	(0.27)	10.32	10.24%	116,389	0.56%	N/A	N/A	2.83%
9/30/18	10.00	0.23	(0.34)	(0.11)	(0.26)	—	(0.26)	9.63	(1.17%)	131,813	0.54%	N/A	N/A	2.41%
9/30/17	10.45	0.19	(0.19)	—	(0.24)	(0.21)	(0.45)	10.00	0.25%	158,965	0.55%	N/A	N/A	1.95%
9/30/16	10.17	0.19	0.31	0.50	(0.19)	(0.03)	(0.22)	10.45	5.04%	193,887	0.57%	0.54%	0.54%	1.83%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	316%	217%	243%	289%	264%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including interest expense)	Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j]	Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]	Net investment income (loss) to average daily net assets (including interest expense)
Administrative Class
9/30/20	$ 10.25	$ 0.19	$ 0.59	$ 0.78	$ (0.26)	$ —	$ (0.26)	$ 10.77	7.79%	$ 20,596	0.66%	N/A	N/A	1.84%
9/30/19	9.57	0.27	0.67	0.94	(0.26)	—	(0.26)	10.25	10.10%	21,183	0.66%	N/A	N/A	2.77%
9/30/18	9.93	0.22	(0.34)	(0.12)	(0.24)	—	(0.24)	9.57	(1.21%)	53,849	0.64%	N/A	N/A	2.30%
9/30/17	10.37	0.18	(0.18)	—	(0.23)	(0.21)	(0.44)	9.93	0.19%	63,399	0.65%	N/A	N/A	1.86%
9/30/16	10.11	0.17	0.31	0.48	(0.19)	(0.03)	(0.22)	10.37	4.80%	80,444	0.67%	0.64%	0.64%	1.73%
Class A
9/30/20	$ 10.23	$ 0.16	$ 0.58	$ 0.74	$ (0.25)	$ —	$ (0.25)	$ 10.72	7.45%	$ 11,334	0.91%	N/A	N/A	1.56%
9/30/19	9.56	0.24	0.68	0.92	(0.25)	—	(0.25)	10.23	9.89%	8,464	0.91%	N/A	N/A	2.48%
9/30/18	9.93	0.20	(0.35)	(0.15)	(0.22)	—	(0.22)	9.56	(1.51%)	4,327	0.89%	N/A	N/A	2.07%
9/30/17	10.38	0.17	(0.19)	(0.02)	(0.22)	(0.21)	(0.43)	9.93	(0.01%)	4,703	0.90%	N/A	N/A	1.68%
9/30/16	10.13	0.15	0.31	0.46	(0.18)	(0.03)	(0.21)	10.38	4.62%	1,943	0.92%	0.89%	0.89%	1.47%
Class R4
9/30/20	$ 10.32	$ 0.18	$ 0.59	$ 0.77	$ (0.26)	$ —	$ (0.26)	$ 10.83	7.64%	$ 102,120	0.81%	N/A	N/A	1.72%
9/30/19	9.63	0.25	0.69	0.94	(0.25)	—	(0.25)	10.32	9.96%	160,788	0.81%	N/A	N/A	2.58%
9/30/18	9.99	0.21	(0.35)	(0.14)	(0.22)	—	(0.22)	9.63	(1.42%)	172,390	0.79%	N/A	N/A	2.15%
9/30/17	10.43	0.17	(0.19)	(0.02)	(0.21)	(0.21)	(0.42)	9.99	0.02%	221,969	0.80%	N/A	N/A	1.71%
9/30/16	10.16	0.16	0.31	0.47	(0.17)	(0.03)	(0.20)	10.43	4.70%	295,696	0.82%	0.79%	0.79%	1.58%
Class R3
9/30/20	$ 10.23	$ 0.15	$ 0.58	$ 0.73	$ (0.23)	$ —	$ (0.23)	$ 10.73	7.33%	$ 27,785	1.06%	N/A	N/A	1.43%
9/30/19	9.55	0.23	0.67	0.90	(0.22)	—	(0.22)	10.23	9.63%	30,478	1.06%	N/A	N/A	2.33%
9/30/18	9.90	0.18	(0.34)	(0.16)	(0.19)	—	(0.19)	9.55	(1.61%)	33,583	1.04%	N/A	N/A	1.91%
9/30/17	10.35	0.14	(0.19)	(0.05)	(0.19)	(0.21)	(0.40)	9.90	(0.27%)	35,633	1.05%	N/A	N/A	1.46%
9/30/16	10.08	0.13	0.32	0.45	(0.15)	(0.03)	(0.18)	10.35	4.49%	46,206	1.07%	1.04%	1.04%	1.33%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 11.05	$ 0.30	$ 0.41	$ 0.71	$ (0.31)	$ (0.15)	$ (0.46)	$ 11.30	6.70%	$ 423,904	0.47%	0.47%[n]	2.76%
9/30/19	10.12	0.35	0.86	1.21	(0.28)	—	(0.28)	11.05	12.31%	377,879	0.49%	0.48%	3.37%
9/30/18	10.65	0.32	(0.60)	(0.28)	(0.25)	—	(0.25)	10.12	(2.69%)	287,070	0.47%	0.47%[n]	3.13%
9/30/17	10.67	0.27	(0.01)aa	0.26	(0.28)	—	(0.28)	10.65	2.64%	178,204	0.50%	0.48%	2.59%
9/30/16	10.22	0.29	0.46	0.75	(0.30)	—	(0.30)	10.67	7.62%	99,498	0.54%	0.48%	2.80%
Class R5
9/30/20	$ 11.05	$ 0.29	$ 0.42	$ 0.71	$ (0.30)	$ (0.15)	$ (0.45)	$ 11.31	6.66%	$ 89,644	0.57%	0.57%[n]	2.65%
9/30/19	10.12	0.34	0.86	1.20	(0.27)	—	(0.27)	11.05	12.20%	79,978	0.59%	0.58%	3.27%
9/30/18	10.65	0.31	(0.60)	(0.29)	(0.24)	—	(0.24)	10.12	(2.79%)	78,583	0.57%	0.57%[n]	3.02%
9/30/17	10.67	0.26	(0.01)aa	0.25	(0.27)	—	(0.27)	10.65	2.55%	71,341	0.60%	0.58%	2.53%
9/30/16	10.22	0.28	0.46	0.74	(0.29)	—	(0.29)	10.67	7.51%	61,789	0.64%	0.58%	2.70%
Service Class
9/30/20	$ 11.05	$ 0.28	$ 0.42	$ 0.70	$ (0.29)	$ (0.15)	$ (0.44)	$ 11.31	6.53%	$ 37,611	0.67%	0.67%[n]	2.57%
9/30/19	10.12	0.33	0.86	1.19	(0.26)	—	(0.26)	11.05	12.02%	36,123	0.69%	0.68%	3.17%
9/30/18	10.64	0.30	(0.59)	(0.29)	(0.23)	—	(0.23)	10.12	(2.78%)	52,794	0.67%	0.67%[n]	2.89%
9/30/17	10.67	0.25	(0.02)aa	0.23	(0.26)	—	(0.26)	10.64	2.30%	66,969	0.70%	0.68%	2.40%
9/30/16	10.22	0.27	0.47	0.74	(0.29)	—	(0.29)	10.67	7.42%	47,296	0.74%	0.68%	2.61%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	193%	262%	294%	224%	207%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 11.00	$ 0.27	$ 0.41	$ 0.68	$ (0.28)	$ (0.15)	$ (0.43)	$ 11.25	6.40%	$ 70,366	0.77%	0.77%[n]	2.47%
9/30/19	10.08	0.32	0.85	1.17	(0.25)	—	(0.25)	11.00	11.91%	76,297	0.79%	0.78%	3.07%
9/30/18	10.61	0.29	(0.60)	(0.31)	(0.22)	—	(0.22)	10.08	(2.96%)	70,368	0.77%	0.77%[n]	2.81%
9/30/17	10.64	0.24	(0.01)aa	0.23	(0.26)	—	(0.26)	10.61	2.30%	66,460	0.80%	0.78%	2.33%
9/30/16	10.18	0.26	0.47	0.73	(0.27)	—	(0.27)	10.64	7.39%	42,980	0.84%	0.78%	2.50%
Class A
9/30/20	$ 10.97	$ 0.24	$ 0.41	$ 0.65	$ (0.26)	$ (0.15)	$ (0.41)	$ 11.21	6.09%	$ 60,452	1.02%	1.02%[n]	2.20%
9/30/19	10.04	0.29	0.86	1.15	(0.22)	—	(0.22)	10.97	11.72%	49,917	1.04%	1.03%	2.82%
9/30/18	10.57	0.26	(0.59)	(0.33)	(0.20)	—	(0.20)	10.04	(3.23%)	45,189	1.02%	1.02%[n]	2.54%
9/30/17	10.60	0.21	(0.01)aa	0.20	(0.23)	—	(0.23)	10.57	1.99%	53,329	1.05%	1.03%	2.07%
9/30/16	10.15	0.23	0.47	0.70	(0.25)	—	(0.25)	10.60	7.12%	45,782	1.09%	1.03%	2.25%
Class R4
9/30/20	$ 10.93	$ 0.25	$ 0.41	$ 0.66	$ (0.26)	$ (0.15)	$ (0.41)	$ 11.18	6.29%	$ 49,770	0.92%	0.92%[n]	2.33%
9/30/19	10.01	0.30	0.86	1.16	(0.24)	—	(0.24)	10.93	11.82%	66,656	0.94%	0.93%	2.91%
9/30/18	10.55	0.27	(0.60)	(0.33)	(0.21)	—	(0.21)	10.01	(3.17%)	67,672	0.92%	0.92%[n]	2.67%
9/30/17	10.58	0.22	(0.01)aa	0.21	(0.24)	—	(0.24)	10.55	2.15%	61,286	0.95%	0.93%	2.14%
9/30/16	10.15	0.24	0.47	0.71	(0.28)	—	(0.28)	10.58	7.20%	26,419	0.99%	0.93%	2.36%
Class R3
9/30/20	$ 10.82	$ 0.22	$ 0.41	$ 0.63	$ (0.23)	$ (0.15)	$ (0.38)	$ 11.07	6.02%	$ 15,761	1.17%	1.17%[n]	2.09%
9/30/19	9.92	0.27	0.84	1.11	(0.21)	—	(0.21)	10.82	11.48%	18,689	1.19%	1.18%	2.67%
9/30/18	10.45	0.24	(0.58)	(0.34)	(0.19)	—	(0.19)	9.92	(3.32%)	19,519	1.17%	1.17%[n]	2.42%
9/30/17	10.50	0.19	(0.01)aa	0.18	(0.23)	—	(0.23)	10.45	1.84%	16,295	1.20%	1.18%	1.90%
9/30/16	10.06	0.22	0.46	0.68	(0.24)	—	(0.24)	10.50	6.95%	5,810	1.24%	1.18%	2.12%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 11.48	$ 0.25	$ (1.01)	$ (0.76)	$ (0.28)	$ (0.57)	$ (0.85)	$ 9.87	(7.64%)	$ 197,915	0.58%	2.42%
9/30/19	13.48	0.26	(0.33)	(0.07)	(0.26)	(1.67)	(1.93)	11.48	1.59%	210,652	0.58%	2.31%
9/30/18	16.69	0.25	1.70	1.95	(0.42)	(4.74)	(5.16)	13.48	13.43%	202,121	0.57%	1.85%
9/30/17	14.90	0.30	2.47	2.77	(0.35)	(0.63)	(0.98)	16.69	19.25%	145,732	0.58%	1.90%
9/30/16	13.64	0.27	1.20	1.47	(0.21)	—	(0.21)	14.90	10.89%	251,684	0.57%	1.90%
Class R5
9/30/20	$ 11.50	$ 0.24	$ (1.02)	$ (0.78)	$ (0.26)	$ (0.57)	$ (0.83)	$ 9.89	(7.75%)	$ 62,821	0.68%	2.33%
9/30/19	13.50	0.25	(0.33)	(0.08)	(0.25)	(1.67)	(1.92)	11.50	1.48%	74,403	0.68%	2.19%
9/30/18	16.71	0.24	1.69	1.93	(0.40)	(4.74)	(5.14)	13.50	13.28%	143,091	0.67%	1.80%
9/30/17	14.90	0.29	2.47	2.76	(0.32)	(0.63)	(0.95)	16.71	19.16%	50,361	0.68%	1.83%
9/30/16	13.64	0.28	1.18	1.46	(0.20)	—	(0.20)	14.90	10.78%	46,830	0.67%	2.00%
Service Class
9/30/20	$ 11.51	$ 0.23	$ (1.02)	$ (0.79)	$ (0.26)	$ (0.57)	$ (0.83)	$ 9.89	(7.88%)	$ 13,967	0.78%	2.25%
9/30/19	13.49	0.24	(0.32)	(0.08)	(0.23)	(1.67)	(1.90)	11.51	1.40%	10,046	0.78%	2.08%
9/30/18	16.69	0.22	1.70	1.92	(0.38)	(4.74)	(5.12)	13.49	13.21%	13,564	0.77%	1.64%
9/30/17	14.90	0.27	2.47	2.74	(0.32)	(0.63)	(0.95)	16.69	18.97%	11,721	0.78%	1.71%
9/30/16	13.63	0.25	1.21	1.46	(0.19)	—	(0.19)	14.90	10.75%	8,656	0.77%	1.78%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	52%	42%	75%	71%	39%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 11.59	$ 0.22	$ (1.03)	$ (0.81)	$ (0.25)	$ (0.57)	$ (0.82)	$ 9.96	(7.99%)	$ 16,359	0.88%	2.12%
9/30/19	13.58	0.23	(0.33)	(0.10)	(0.22)	(1.67)	(1.89)	11.59	1.29%	20,346	0.88%	2.01%
9/30/18	16.76	0.21	1.70	1.91	(0.35)	(4.74)	(5.09)	13.58	13.07%	15,165	0.87%	1.61%
9/30/17	14.96	0.26	2.48	2.74	(0.31)	(0.63)	(0.94)	16.76	18.92%	5,176	0.88%	1.63%
9/30/16	13.68	0.24	1.20	1.44	(0.16)	—	(0.16)	14.96	10.57%	6,903	0.87%	1.66%
Class A
9/30/20	$ 11.46	$ 0.19	$ (1.02)	$ (0.83)	$ (0.21)	$ (0.57)	$ (0.78)	$ 9.85	(8.22%)	$ 27,575	1.13%	1.87%
9/30/19	13.45	0.20	(0.32)	(0.12)	(0.20)	(1.67)	(1.87)	11.46	1.03%	37,170	1.13%	1.75%
9/30/18	16.64	0.18	1.69	1.87	(0.32)	(4.74)	(5.06)	13.45	12.82%	45,319	1.12%	1.36%
9/30/17	14.85	0.21	2.48	2.69	(0.27)	(0.63)	(0.90)	16.64	18.64%	16,573	1.13%	1.36%
9/30/16	13.58	0.20	1.20	1.40	(0.13)	—	(0.13)	14.85	10.33%	19,968	1.12%	1.43%
Class R4
9/30/20	$ 11.31	$ 0.20	$ (1.01)	$ (0.81)	$ (0.23)	$ (0.57)	$ (0.80)	$ 9.70	(8.14%)	$ 9,823	1.03%	2.00%
9/30/19	13.32	0.21	(0.32)	(0.11)	(0.23)	(1.67)	(1.90)	11.31	1.18%	6,570	1.03%	1.88%
9/30/18	16.56	0.19	1.68	1.87	(0.37)	(4.74)	(5.11)	13.32	12.93%	4,523	1.02%	1.44%
9/30/17	14.81	0.23	2.46	2.69	(0.31)	(0.63)	(0.94)	16.56	18.74%	861	1.03%	1.47%
9/30/16	13.57	0.22	1.18	1.40	(0.16)	—	(0.16)	14.81	10.38%	711	1.02%	1.57%
Class R3
9/30/20	$ 11.39	$ 0.18	$ (1.02)	$ (0.84)	$ (0.21)	$ (0.57)	$ (0.78)	$ 9.77	(8.38%)	$ 1,492	1.28%	1.76%
9/30/19	13.37	0.18	(0.31)	(0.13)	(0.18)	(1.67)	(1.85)	11.39	0.91%	1,387	1.28%	1.59%
9/30/18	16.59	0.15	1.68	1.83	(0.31)	(4.74)	(5.05)	13.37	12.56%	2,177	1.27%	1.13%
9/30/17	14.83	0.19	2.46	2.65	(0.26)	(0.63)	(0.89)	16.59	18.44%	2,046	1.28%	1.22%
9/30/16	13.62	0.19	1.19	1.38	(0.17)	—	(0.17)	14.83	10.17%	1,635	1.27%	1.36%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 10.33	$ 0.15	$ (0.72)	$ (0.57)	$ (0.23)	$ (2.01)	$ (2.24)	$ 7.52	(8.51%)	$ 268,368	0.66%	1.85%
9/30/19	11.93	0.20	(0.39)	(0.19)	(0.23)	(1.18)	(1.41)	10.33	(0.07%)	353,302	0.64%	1.96%
9/30/18	13.01	0.23	0.81	1.04	(0.24)	(1.88)	(2.12)	11.93	8.56%	632,974	0.63%	1.91%
9/30/17	12.39	0.23	1.60	1.83	(0.25)	(0.96)	(1.21)	13.01	15.49%	594,578	0.64%	1.82%
9/30/16	12.46	0.25	1.27	1.52	(0.23)	(1.36)	(1.59)	12.39	13.21%	500,270	0.63%	2.04%
Class R5
9/30/20	$ 10.39	$ 0.14	$ (0.73)	$ (0.59)	$ (0.22)	$ (2.01)	$ (2.23)	$ 7.57	(8.68%)	$ 132,370	0.76%	1.75%
9/30/19	11.98	0.19	(0.38)	(0.19)	(0.22)	(1.18)	(1.40)	10.39	(0.13%)	196,887	0.74%	1.85%
9/30/18	13.06	0.22	0.80	1.02	(0.22)	(1.88)	(2.10)	11.98	8.39%	309,004	0.73%	1.80%
9/30/17	12.43	0.21	1.61	1.82	(0.23)	(0.96)	(1.19)	13.06	15.41%	368,686	0.74%	1.72%
9/30/16	12.49	0.23	1.29	1.52	(0.22)	(1.36)	(1.58)	12.43	13.12%	372,531	0.73%	1.95%
Service Class
9/30/20	$ 10.34	$ 0.13	$ (0.72)	$ (0.59)	$ (0.21)	$ (2.01)	$ (2.22)	$ 7.53	(8.76%)	$ 21,654	0.86%	1.64%
9/30/19	11.93	0.18	(0.38)	(0.20)	(0.21)	(1.18)	(1.39)	10.34	(0.25%)	30,115	0.84%	1.75%
9/30/18	13.00	0.20	0.81	1.01	(0.20)	(1.88)	(2.08)	11.93	8.36%	49,551	0.83%	1.69%
9/30/17	12.38	0.20	1.60	1.80	(0.22)	(0.96)	(1.18)	13.00	15.24%	60,852	0.84%	1.59%
9/30/16	12.44	0.22	1.29	1.51	(0.21)	(1.36)	(1.57)	12.38	13.06%	124,126	0.83%	1.86%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	54%	103%	46%	13%	16%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 10.41	$ 0.13	$ (0.73)	$ (0.60)	$ (0.20)	$ (2.01)	$ (2.21)	$ 7.60	(8.78%)	$ 56,880	0.96%	1.53%
9/30/19	12.00	0.17	(0.38)	(0.21)	(0.20)	(1.18)	(1.38)	10.41	(0.36%)	58,983	0.94%	1.65%
9/30/18	13.07	0.19	0.81	1.00	(0.19)	(1.88)	(2.07)	12.00	8.21%	85,905	0.93%	1.60%
9/30/17	12.44	0.19	1.61	1.80	(0.21)	(0.96)	(1.17)	13.07	15.16%	92,380	0.94%	1.51%
9/30/16	12.49	0.21	1.29	1.50	(0.19)	(1.36)	(1.55)	12.44	12.93%	94,316	0.93%	1.75%
Class A
9/30/20	$ 10.26	$ 0.11	$ (0.73)	$ (0.62)	$ (0.17)	$ (2.01)	$ (2.18)	$ 7.46	(9.06%)	$ 34,647	1.21%	1.33%
9/30/19	11.83	0.14	(0.37)	(0.23)	(0.16)	(1.18)	(1.34)	10.26	(0.58%)	66,407	1.19%	1.38%
9/30/18	12.90	0.16	0.80	0.96	(0.15)	(1.88)	(2.03)	11.83	7.94%	84,733	1.18%	1.34%
9/30/17	12.28	0.16	1.59	1.75	(0.17)	(0.96)	(1.13)	12.90	14.90%	108,447	1.19%	1.26%
9/30/16	12.35	0.18	1.26	1.44	(0.15)	(1.36)	(1.51)	12.28	12.58%	161,322	1.18%	1.50%
Class R4
9/30/20	$ 10.11	$ 0.11	$ (0.70)	$ (0.59)	$ (0.19)	$ (2.01)	$ (2.20)	$ 7.32	(8.98%)	$ 7,609	1.11%	1.41%
9/30/19	11.67	0.15	(0.37)	(0.22)	(0.16)	(1.18)	(1.34)	10.11	(0.47%)	9,055	1.09%	1.48%
9/30/18	12.77	0.17	0.79	0.96	(0.18)	(1.88)	(2.06)	11.67	8.06%	9,172	1.08%	1.45%
9/30/17	12.21	0.17	1.57	1.74	(0.22)	(0.96)	(1.18)	12.77	14.98%	16,370	1.09%	1.37%
9/30/16	12.32	0.20	1.26	1.46	(0.21)	(1.36)	(1.57)	12.21	12.78%	6,905	1.08%	1.66%
Class R3
9/30/20	$ 10.05	$ 0.09	$ (0.71)	$ (0.62)	$ (0.15)	$ (2.01)	$ (2.16)	$ 7.27	(9.23%)	$ 989	1.36%	1.15%
9/30/19	11.63	0.12	(0.37)	(0.25)	(0.15)	(1.18)	(1.33)	10.05	(0.77%)	2,362	1.34%	1.23%
9/30/18	12.72	0.14	0.79	0.93	(0.14)	(1.88)	(2.02)	11.63	7.84%	2,831	1.33%	1.21%
9/30/17	12.14	0.14	1.57	1.71	(0.17)	(0.96)	(1.13)	12.72	14.72%	2,936	1.34%	1.14%
9/30/16	12.25	0.16	1.25	1.41	(0.16)	(1.36)	(1.52)	12.14	12.41%	1,512	1.33%	1.34%

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 17.92	$ 0.32	$ 2.30	$ 2.62	$ (0.40)	$ (0.83)	$ (1.23)	$ 19.31	15.04%	$ 1,210,251	0.12%	1.79%
9/30/19	20.48	0.32	(0.00)d,aa	0.32	(0.37)	(2.51)	(2.88)	17.92	4.17%	1,083,523	0.12%	1.86%
9/30/18	21.59	0.37	3.00	3.37	(0.48)	(4.00)	(4.48)	20.48	17.77%	819,557	0.12%	1.86%
9/30/17	19.40	0.39	3.03	3.42	(0.44)	(0.79)	(1.23)	21.59	18.44%	541,131	0.12%	1.95%
9/30/16	17.50	0.38	2.24	2.62	(0.36)	(0.36)	(0.72)	19.40	15.30%	1,078,531	0.12%	2.05%
Class R5
9/30/20	$ 17.98	$ 0.30	$ 2.31	$ 2.61	$ (0.38)	$ (0.83)	$ (1.21)	$ 19.38	14.93%	$ 416,360	0.22%	1.70%
9/30/19	20.53	0.31	(0.01)aa	0.30	(0.34)	(2.51)	(2.85)	17.98	4.05%	487,312	0.22%	1.76%
9/30/18	21.63	0.35	3.01	3.36	(0.46)	(4.00)	(4.46)	20.53	17.65%	532,163	0.22%	1.75%
9/30/17	19.43	0.38	3.03	3.41	(0.42)	(0.79)	(1.21)	21.63	18.33%	710,184	0.22%	1.88%
9/30/16	17.52	0.37	2.24	2.61	(0.34)	(0.36)	(0.70)	19.43	15.20%	828,915	0.22%	1.95%
Service Class
9/30/20	$ 18.00	$ 0.28	$ 2.31	$ 2.59	$ (0.35)	$ (0.83)	$ (1.18)	$ 19.41	14.80%	$ 381,745	0.37%	1.54%
9/30/19	20.55	0.28	(0.01)aa	0.27	(0.31)	(2.51)	(2.82)	18.00	3.84%	395,249	0.37%	1.61%
9/30/18	21.64	0.32	3.02	3.34	(0.43)	(4.00)	(4.43)	20.55	17.48%	481,405	0.37%	1.59%
9/30/17	19.43	0.35	3.03	3.38	(0.38)	(0.79)	(1.17)	21.64	18.17%	508,135	0.37%	1.72%
9/30/16	17.52	0.34	2.24	2.58	(0.31)	(0.36)	(0.67)	19.43	15.03%	499,673	0.37%	1.80%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	6%	4%	3%[q]	5%	4%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 12% including securities received from subscriptions in-kind.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 17.63	$ 0.25	$ 2.27	$ 2.52	$ (0.33)	$ (0.83)	$ (1.16)	$ 18.99	14.68%	$ 370,740	0.47%	1.45%
9/30/19	20.19	0.26	(0.01)aa	0.25	(0.30)	(2.51)	(2.81)	17.63	3.77%	476,225	0.47%	1.51%
9/30/18	21.34	0.29	2.97	3.26	(0.41)	(4.00)	(4.41)	20.19	17.34%	606,359	0.47%	1.50%
9/30/17	19.19	0.32	3.00	3.32	(0.38)	(0.79)	(1.17)	21.34	18.03%	572,199	0.47%	1.62%
9/30/16	17.30	0.32	2.22	2.54	(0.29)	(0.36)	(0.65)	19.19	14.96%	506,085	0.47%	1.70%
Class A
9/30/20	$ 17.26	$ 0.21	$ 2.21	$ 2.42	$ (0.28)	$ (0.83)	$ (1.11)	$ 18.57	14.40%	$ 23,908	0.72%	1.20%
9/30/19	19.82	0.21	(0.02)aa	0.19	(0.24)	(2.51)	(2.75)	17.26	3.46%	28,147	0.72%	1.26%
9/30/18	21.03	0.24	2.92	3.16	(0.37)	(4.00)	(4.37)	19.82	17.06%	34,494	0.72%	1.25%
9/30/17	18.92	0.27	2.96	3.23	(0.33)	(0.79)	(1.12)	21.03	17.80%	27,907	0.72%	1.37%
9/30/16	17.12	0.27	2.19	2.46	(0.30)	(0.36)	(0.66)	18.92	14.63%	21,320	0.72%	1.46%
Class R4
9/30/20	$ 17.39	$ 0.22	$ 2.24	$ 2.46	$ (0.31)	$ (0.83)	$ (1.14)	$ 18.71	14.51%	$ 561,315	0.62%	1.29%
9/30/19	19.95	0.23	(0.02)aa	0.21	(0.26)	(2.51)	(2.77)	17.39	3.61%	594,415	0.62%	1.36%
9/30/18	21.13	0.26	2.93	3.19	(0.37)	(4.00)	(4.37)	19.95	17.15%	681,097	0.62%	1.35%
9/30/17	19.01	0.29	2.97	3.26	(0.35)	(0.79)	(1.14)	21.13	17.88%	670,521	0.62%	1.47%
9/30/16	17.16	0.29	2.19	2.48	(0.27)	(0.36)	(0.63)	19.01	14.72%	632,838	0.62%	1.55%
Class R3
9/30/20	$ 16.87	$ 0.17	$ 2.17	$ 2.34	$ (0.26)	$ (0.83)	$ (1.09)	$ 18.12	14.25%	$ 215,443	0.87%	1.04%
9/30/19	19.45	0.18	(0.02)aa	0.16	(0.23)	(2.51)	(2.74)	16.87	3.34%	222,503	0.87%	1.11%
9/30/18	20.72	0.21	2.87	3.08	(0.35)	(4.00)	(4.35)	19.45	16.90%	251,216	0.87%	1.10%
9/30/17	18.70	0.24	2.91	3.15	(0.34)	(0.79)	(1.13)	20.72	17.54%	208,410	0.87%	1.21%
9/30/16	16.95	0.24	2.17	2.41	(0.30)	(0.36)	(0.66)	18.70	14.49%	95,197	0.87%	1.29%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Equity Opportunities Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 18.33	$ 0.27	$ 0.26	$ 0.53	$ (0.29)	$ (1.35)	$ (1.64)	$ 17.22	2.73%	$ 402,371	0.74%	1.64%
9/30/19	18.41	0.27	1.36	1.63	(0.28)	(1.43)	(1.71)	18.33	10.82%	274,970	0.74%	1.60%
9/30/18	22.45	0.27	2.75	3.02	(0.51)	(6.55)	(7.06)	18.41	16.23%	268,240	0.74%	1.50%
9/30/17	18.40	0.41	4.27	4.68	(0.27)	(0.36)	(0.63)	22.45	25.85%	228,919	0.74%	2.00%
9/30/16	19.31	0.25	2.13	2.38	(0.36)	(2.93)	(3.29)	18.40	13.56%	213,648	0.73%	1.43%
Class R5
9/30/20	$ 18.41	$ 0.26	$ 0.25	$ 0.51	$ (0.27)	$ (1.35)	$ (1.62)	$ 17.30	2.61%	$ 156,171	0.84%	1.50%
9/30/19	18.47	0.26	1.37	1.63	(0.26)	(1.43)	(1.69)	18.41	10.76%	180,002	0.84%	1.50%
9/30/18	22.50	0.25	2.75	3.00	(0.48)	(6.55)	(7.03)	18.47	16.09%	188,418	0.84%	1.38%
9/30/17	18.44	0.39	4.28	4.67	(0.25)	(0.36)	(0.61)	22.50	25.73%	207,798	0.84%	1.87%
9/30/16	19.34	0.23	2.14	2.37	(0.34)	(2.93)	(3.27)	18.44	13.44%	203,817	0.83%	1.32%
Service Class
9/30/20	$ 18.00	$ 0.23	$ 0.25	$ 0.48	$ (0.25)	$ (1.35)	$ (1.60)	$ 16.88	2.52%	$ 48,504	0.94%	1.41%
9/30/19	18.10	0.24	1.33	1.57	(0.24)	(1.43)	(1.67)	18.00	10.61%	53,931	0.94%	1.41%
9/30/18	22.17	0.23	2.71	2.94	(0.46)	(6.55)	(7.01)	18.10	16.00%	50,746	0.94%	1.28%
9/30/17	18.18	0.35	4.23	4.58	(0.23)	(0.36)	(0.59)	22.17	25.59%	61,849	0.94%	1.74%
9/30/16	19.11	0.21	2.10	2.31	(0.31)	(2.93)	(3.24)	18.18	13.31%	69,632	0.93%	1.22%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	41%	33%	35%	131%	36%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 17.71	$ 0.21	$ 0.25	$ 0.46	$ (0.23)	$ (1.35)	$ (1.58)	$ 16.59	2.42%	$ 45,175	1.04%	1.30%
9/30/19	17.84	0.21	1.31	1.52	(0.22)	(1.43)	(1.65)	17.71	10.46%	55,316	1.04%	1.29%
9/30/18	21.94	0.21	2.68	2.89	(0.44)	(6.55)	(6.99)	17.84	15.92%	75,215	1.04%	1.19%
9/30/17	17.99	0.33	4.19	4.52	(0.21)	(0.36)	(0.57)	21.94	25.50%	82,359	1.04%	1.66%
9/30/16	18.94	0.20	2.07	2.27	(0.29)	(2.93)	(3.22)	17.99	13.19%	89,646	1.03%	1.12%
Class A
9/30/20	$ 16.78	$ 0.16	$ 0.24	$ 0.40	$ (0.19)	$ (1.35)	$ (1.54)	$ 15.64	2.19%	$ 55,832	1.29%	1.05%
9/30/19	16.98	0.16	1.24	1.40	(0.17)	(1.43)	(1.60)	16.78	10.19%	63,914	1.29%	1.04%
9/30/18	21.17	0.16	2.56	2.72	(0.36)	(6.55)	(6.91)	16.98	15.62%	78,457	1.29%	0.92%
9/30/17	17.37	0.28	4.02	4.30	(0.14)	(0.36)	(0.50)	21.17	25.13%	107,667	1.29%	1.42%
9/30/16	18.38	0.15	2.01	2.16	(0.24)	(2.93)	(3.17)	17.37	12.93%	146,239	1.28%	0.87%
Class R4
9/30/20	$ 16.48	$ 0.18	$ 0.23	$ 0.41	$ (0.20)	$ (1.35)	$ (1.55)	$ 15.34	2.28%	$ 8,716	1.19%	1.18%
9/30/19	16.74	0.17	1.21	1.38	(0.21)	(1.43)	(1.64)	16.48	10.30%	6,921	1.19%	1.13%
9/30/18	21.00	0.17	2.54	2.71	(0.42)	(6.55)	(6.97)	16.74	15.70%	9,409	1.19%	1.04%
9/30/17	17.28	0.31	3.99	4.30	(0.22)	(0.36)	(0.58)	21.00	25.27%	8,146	1.19%	1.58%
9/30/16	18.35	0.16	2.02	2.18	(0.32)	(2.93)	(3.25)	17.28	13.11%	6,065	1.18%	0.98%
Class R3
9/30/20	$ 15.42	$ 0.13	$ 0.22	$ 0.35	$ (0.20)	$ (1.35)	$ (1.55)	$ 14.22	2.00%	$ 3,447	1.44%	0.92%
9/30/19	15.77	0.13	1.12	1.25	(0.17)	(1.43)	(1.60)	15.42	10.01%	3,297	1.44%	0.92%
9/30/18	20.10	0.12	2.41	2.53	(0.31)	(6.55)	(6.86)	15.77	15.43%	2,679	1.44%	0.78%
9/30/17	16.55	0.24	3.83	4.07	(0.16)	(0.36)	(0.52)	20.10	25.00%	3,087	1.44%	1.28%
9/30/16	17.72	0.12	1.93	2.05	(0.29)	(2.93)	(3.22)	16.55	12.76%	3,539	1.43%	0.74%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 8.03	$ (0.00)[d]	$ 1.67	$ 1.67	$ (0.02)	$ (1.35)	$ (1.37)	$ 8.33	23.25%	$ 12,278	0.89%	N/A	(0.01%)
9/30/19	9.81	0.02	(0.00)d,aa	0.02	(0.05)	(1.75)	(1.80)	8.03	4.27%	67,992	0.82%	0.78%	0.31%
9/30/18	8.44	0.05	1.95	2.00	(0.07)	(0.56)	(0.63)	9.81	24.98%	64,876	0.78%	0.70%	0.56%
9/30/17	8.01	0.08	1.37	1.45	(0.08)	(0.94)	(1.02)	8.44	20.59%	75,206	0.84%	0.70%	1.09%
9/30/16	8.02	0.07	0.86	0.93	(0.08)	(0.86)	(0.94)	8.01	12.02%	56,680	0.82%	0.70%	0.86%
Class R5
9/30/20	$ 8.05	$ (0.01)	$ 1.69	$ 1.68	$ (0.01)	$ (1.35)	$ (1.36)	$ 8.37	23.34%	$ 12,351	0.99%	N/A	(0.17%)
9/30/19	9.83	0.02	(0.01)aa	0.01	(0.04)	(1.75)	(1.79)	8.05	4.13%	31,014	0.92%	0.88%	0.21%
9/30/18	8.46	0.04	1.95	1.99	(0.06)	(0.56)	(0.62)	9.83	24.80%	32,604	0.88%	0.80%	0.45%
9/30/17	8.02	0.08	1.38	1.46	(0.08)	(0.94)	(1.02)	8.46	20.56%	26,201	0.94%	0.80%	0.99%
9/30/16	8.03	0.06	0.86	0.92	(0.07)	(0.86)	(0.93)	8.02	11.88%	23,154	0.92%	0.80%	0.76%
Service Class
9/30/20	$ 7.83	$ (0.02)	$ 1.66	$ 1.64	$ (0.01)	$ (1.35)	$ (1.36)	$ 8.11	23.35%	$ 6,285	1.09%	N/A	(0.30%)
9/30/19	9.62	0.01	(0.02)aa	(0.01)	(0.03)	(1.75)	(1.78)	7.83	3.97%	9,805	1.02%	0.98%	0.11%
9/30/18	8.29	0.03	1.92	1.95	(0.06)	(0.56)	(0.62)	9.62	24.72%	9,630	0.98%	0.90%	0.35%
9/30/17	7.88	0.07	1.35	1.42	(0.07)	(0.94)	(1.01)	8.29	20.41%	8,668	1.04%	0.90%	0.88%
9/30/16	7.91	0.05	0.84	0.89	(0.06)	(0.86)	(0.92)	7.88	11.69%	6,561	1.02%	0.90%	0.67%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	164%	123%	47%	52%	49%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 7.59	$ (0.03)	$ 1.59	1.56	$ —	$ (1.35)	$ (1.35)	$ 7.80	23.08%	$ 13,485	1.19%	N/A	(0.41%)
9/30/19	9.38	0.00[d]	(0.02)aa	(0.02)	(0.02)	(1.75)	(1.77)	7.59	3.97%	14,315	1.12%	1.09%	0.01%
9/30/18	8.10	0.02	1.87	1.89	(0.05)	(0.56)	(0.61)	9.38	24.56%	12,307	1.08%	1.00%	0.25%
9/30/17	7.72	0.06	1.32	1.38	(0.06)	(0.94)	(1.00)	8.10	20.31%	10,889	1.14%	1.00%	0.77%
9/30/16	7.77	0.04	0.83	0.87	(0.06)	(0.86)	(0.92)	7.72	11.54%	10,205	1.12%	1.00%	0.56%
Class A
9/30/20	$ 7.15	$ (0.04)	$ 1.49	$ 1.45	$ —	$ (1.35)	$ (1.35)	$ 7.25	22.92%	$ 15,843	1.44%	N/A	(0.67%)
9/30/19	8.95	(0.02)	(0.03)aa	(0.05)	—	(1.75)	(1.75)	7.15	3.67%	14,997	1.37%	1.33%	(0.23%)
9/30/18	7.75	0.00[d]	1.79	1.79	(0.03)	(0.56)	(0.59)	8.95	24.31%	18,868	1.33%	1.25%	0.00%[e]
9/30/17	7.43	0.04	1.26	1.30	(0.04)	(0.94)	(0.98)	7.75	19.91%	15,687	1.39%	1.25%	0.53%
9/30/16	7.50	0.02	0.80	0.82	(0.03)	(0.86)	(0.89)	7.43	11.30%	16,594	1.37%	1.25%	0.31%
Class R4
9/30/20	$ 7.06	$ (0.04)	$ 1.47	$ 1.43	$ —	$ (1.35)	$ (1.35)	$ 7.14	22.94%	$ 1,662	1.34%	N/A	(0.59%)
9/30/19	8.86	(0.01)	(0.03)aa	(0.04)	(0.01)	(1.75)	(1.76)	7.06	3.87%	1,217	1.27%	1.22%	(0.08%)
9/30/18	7.68	0.01	1.77	1.78	(0.04)	(0.56)	(0.60)	8.86	24.48%	2,757	1.23%	1.15%	0.10%
9/30/17	7.39	0.05	1.25	1.30	(0.07)	(0.94)	(1.01)	7.68	20.10%	2,908	1.29%	1.15%	0.63%
9/30/16	7.49	0.03	0.79	0.82	(0.06)	(0.86)	(0.92)	7.39	11.33%	720	1.27%	1.15%	0.42%
Class R3
9/30/20	$ 6.51	$ (0.05)	$ 1.34	$ 1.29	$ —	$ (1.35)	$ (1.35)	$ 6.45	22.70%	$ 2,803	1.59%	N/A	(0.82%)
9/30/19	8.34	(0.03)	(0.05)aa	(0.08)	—	(1.75)	(1.75)	6.51	3.54%	2,794	1.52%	1.48%	(0.40%)
9/30/18	7.27	(0.01)	1.67	1.66	(0.03)	(0.56)	(0.59)	8.34	24.08%	3,307	1.48%	1.40%	(0.15%)
9/30/17	7.04	0.03	1.19	1.22	(0.05)	(0.94)	(0.99)	7.27	19.93%	2,301	1.54%	1.40%	0.39%
9/30/16	7.19	0.01	0.76	0.77	(0.06)	(0.86)	(0.92)	7.04	11.15%	1,343	1.52%	1.40%	0.20%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 22.73	$ 0.01	$ 7.59	$ 7.60	$ (0.09)	$ (1.26)	$ (1.35)	$ 28.98	34.96%	$ 2,729,246	0.64%	0.06%
9/30/19	23.37	0.07	0.59	0.66	(0.11)	(1.19)	(1.30)	22.73	3.82%	1,947,695	0.64%	0.34%
9/30/18	19.78	0.06	4.45	4.51	(0.11)	(0.81)	(0.92)	23.37	23.49%	1,799,107	0.64%	0.30%
9/30/17	16.66	0.07	3.81	3.88	(0.10)	(0.66)	(0.76)	19.78	24.41%	1,081,072	0.65%	0.38%
9/30/16	17.24	0.05	2.33	2.38	(0.10)	(2.86)	(2.96)	16.66	14.57%	511,543	0.66%	0.34%
Class R5
9/30/20	$ 22.69	$ (0.01)	$ 7.58	$ 7.57	$ (0.07)	$ (1.26)	$ (1.33)	$ 28.93	34.84%	$ 604,630	0.74%	(0.04%)
9/30/19	23.32	0.05	0.59	0.64	(0.08)	(1.19)	(1.27)	22.69	3.75%	456,222	0.74%	0.24%
9/30/18	19.75	0.04	4.43	4.47	(0.09)	(0.81)	(0.90)	23.32	23.31%	503,294	0.74%	0.19%
9/30/17	16.63	0.05	3.81	3.86	(0.08)	(0.66)	(0.74)	19.75	24.33%	443,867	0.75%	0.28%
9/30/16	17.22	0.04	2.31	2.35	(0.08)	(2.86)	(2.94)	16.63	14.38%	367,547	0.76%	0.23%
Service Class
9/30/20	$ 22.47	$ (0.04)	$ 7.51	$ 7.47	$ (0.04)	$ (1.26)	$ (1.30)	$ 28.64	34.72%	$ 184,567	0.84%	(0.17%)
9/30/19	23.10	0.03	0.58	0.61	(0.05)	(1.19)	(1.24)	22.47	3.61%	114,021	0.84%	0.14%
9/30/18	19.57	0.02	4.39	4.41	(0.07)	(0.81)	(0.88)	23.10	23.21%	122,916	0.84%	0.09%
9/30/17	16.49	0.03	3.77	3.80	(0.06)	(0.66)	(0.72)	19.57	24.14%	133,658	0.85%	0.18%
9/30/16	17.09	0.02	2.31	2.33	(0.07)	(2.86)	(2.93)	16.49	14.37%	212,993	0.86%	0.14%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	28%	25%	17%	27%	30%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 22.13	$ (0.06)	$ 7.40	$ 7.34	$ (0.03)	$ (1.26)	$ (1.29)	$ 28.18	34.60%	$ 388,847	0.94%	(0.24%)
9/30/19	22.78	0.01	0.57	0.58	(0.04)	(1.19)	(1.23)	22.13	3.51%	312,815	0.94%	0.04%
9/30/18	19.31	(0.00)[d]	4.33	4.33	(0.05)	(0.81)	(0.86)	22.78	23.08%	315,952	0.94%	(0.01%)
9/30/17	16.28	0.01	3.73	3.74	(0.05)	(0.66)	(0.71)	19.31	24.05%	257,730	0.95%	0.08%
9/30/16	16.90	0.01	2.27	2.28	(0.04)	(2.86)	(2.90)	16.28	14.23%	232,088	0.96%	0.04%
Class A
9/30/20	$ 21.13	$ (0.11)	$ 7.03	$ 6.92	$ —	$ (1.26)	$ (1.26)	$ 26.79	34.23%	$ 202,794	1.18%	(0.48%)
9/30/19	21.82	(0.04)	0.54	0.50	—	(1.19)	(1.19)	21.13	3.27%	181,457	1.19%	(0.21%)
9/30/18	18.53	(0.05)	4.15	4.10	—	(0.81)	(0.81)	21.82	22.76%	198,284	1.19%	(0.26%)
9/30/17	15.65	(0.03)	3.58	3.55	(0.01)	(0.66)	(0.67)	18.53	23.73%	162,073	1.20%	(0.16%)
9/30/16	16.35	(0.03)	2.20	2.17	(0.01)	(2.86)	(2.87)	15.65	13.93%	161,079	1.21%	(0.22%)
Class R4
9/30/20	$ 21.09	$ (0.09)	$ 7.02	$ 6.93	$ —	$ (1.26)	$ (1.26)	$ 26.76	34.34%	$ 121,843	1.09%	(0.38%)
9/30/19	21.78	(0.02)	0.54	0.52	(0.02)	(1.19)	(1.21)	21.09	3.38%	106,445	1.09%	(0.11%)
9/30/18	18.51	(0.03)	4.15	4.12	(0.04)	(0.81)	(0.85)	21.78	22.92%	107,811	1.09%	(0.16%)
9/30/17	15.66	(0.01)	3.57	3.56	(0.05)	(0.66)	(0.71)	18.51	23.81%	67,035	1.10%	(0.07%)
9/30/16	16.38	(0.02)	2.21	2.19	(0.05)	(2.86)	(2.91)	15.66	14.08%	44,451	1.11%	(0.11%)
Class R3
9/30/20	$ 19.64	$ (0.13)	$ 6.51	$ 6.38	$ —	$ (1.26)	$ (1.26)	$ 24.76	34.06%	$ 60,548	1.33%	(0.62%)
9/30/19	20.41	(0.07)	0.49	0.42	—	(1.19)	(1.19)	19.64	3.10%	61,141	1.34%	(0.36%)
9/30/18	17.41	(0.08)	3.90	3.82	(0.01)	(0.81)	(0.82)	20.41	22.57%	60,560	1.34%	(0.41%)
9/30/17	14.78	(0.05)	3.37	3.32	(0.03)	(0.66)	(0.69)	17.41	23.59%	40,705	1.35%	(0.32%)
9/30/16	15.65	(0.05)	2.09	2.04	(0.05)	(2.86)	(2.91)	14.78	13.77%	22,853	1.36%	(0.36%)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 10.21	$ (0.02)	$ 3.53	$ 3.51	$ (0.06)	$ (3.09)	$ (3.15)	$ 10.57	45.81%	$ 248,333	0.77%	0.76%	(0.23%)
9/30/19	13.19	(0.03)	(0.29)aa	(0.32)	—	(2.66)	(2.66)	10.21	1.63%	168,427	0.76%	N/A	(0.24%)
9/30/18	11.97	(0.04)	2.81	2.77	—	(1.55)	(1.55)	13.19	25.79%	390,266	0.74%	N/A	(0.30%)
9/30/17	10.82	(0.02)	1.95	1.93	—	(0.78)	(0.78)	11.97	19.63%	378,731	0.74%	N/A	(0.18%)
9/30/16	10.98	(0.01)	1.07	1.06	—	(1.22)	(1.22)	10.82	9.61%	352,915	0.74%	N/A	(0.10%)
Class R5
9/30/20	$ 10.05	$ (0.03)	$ 3.45	$ 3.42	$ (0.05)	$ (3.09)	$ (3.14)	$ 10.33	45.51%	$ 112,882	0.87%	0.86%	(0.31%)
9/30/19	13.04	(0.04)	(0.29)aa	(0.33)	—	(2.66)	(2.66)	10.05	1.56%	127,577	0.86%	N/A	(0.36%)
9/30/18	11.87	(0.05)	2.77	2.72	—	(1.55)	(1.55)	13.04	25.58%	153,460	0.84%	N/A	(0.40%)
9/30/17	10.74	(0.03)	1.94	1.91	—	(0.78)	(0.78)	11.87	19.59%	185,795	0.84%	N/A	(0.28%)
9/30/16	10.92	(0.01)	1.05	1.04	—	(1.22)	(1.22)	10.74	9.47%	192,509	0.84%	N/A	(0.14%)
Service Class
9/30/20	$ 9.66	$ (0.03)	$ 3.27	$ 3.24	$ (0.04)	$ (3.09)	$ (3.13)	$ 9.77	45.46%	$ 31,955	0.97%	0.96%	(0.37%)
9/30/19	12.67	(0.05)	(0.30)aa	(0.35)	—	(2.66)	(2.66)	9.66	1.40%	73,129	0.96%	N/A	(0.47%)
9/30/18	11.58	(0.06)	2.70	2.64	—	(1.55)	(1.55)	12.67	25.52%	68,041	0.94%	N/A	(0.50%)
9/30/17	10.50	(0.04)	1.90	1.86	—	(0.78)	(0.78)	11.58	19.55%	74,058	0.94%	N/A	(0.38%)
9/30/16	10.72	(0.03)	1.03	1.00	—	(1.22)	(1.22)	10.50	9.26%	149,667	0.94%	N/A	(0.31%)

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	47%	33%	28%	19%	22%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 9.17	$ (0.04)	$ 3.05	$ 3.01	$ (0.03)	$ (3.09)	$ (3.12)	$ 9.06	45.29%	$ 57,076	1.07%	1.06%	(0.52%)
9/30/19	12.19	(0.05)	(0.31)aa	(0.36)	—	(2.66)	(2.66)	9.17	1.38%	48,666	1.06%	N/A	(0.56%)
9/30/18	11.21	(0.07)	2.60	2.53	—	(1.55)	(1.55)	12.19	25.36%	56,625	1.04%	N/A	(0.60%)
9/30/17	10.21	(0.05)	1.83	1.78	—	(0.78)	(0.78)	11.21	19.31%	89,663	1.04%	N/A	(0.48%)
9/30/16	10.46	(0.04)	1.01	0.97	—	(1.22)	(1.22)	10.21	9.21%	90,616	1.04%	N/A	(0.43%)
Class A
9/30/20	$ 8.24	(0.05)	$ 2.63	$ 2.58	$ (0.01)	$ (3.09)	$ (3.10)	$ 7.72	44.93%	$ 41,810	1.32%	1.31%	(0.77%)
9/30/19	11.30	(0.07)	(0.33)aa	(0.40)	—	(2.66)	(2.66)	8.24	1.06%	36,629	1.31%	N/A	(0.81%)
9/30/18	10.52	(0.09)	2.42	2.33	—	(1.55)	(1.55)	11.30	25.08%	49,746	1.29%	N/A	(0.85%)
9/30/17	9.65	(0.07)	1.72	1.65	—	(0.78)	(0.78)	10.52	19.07%	76,756	1.29%	N/A	(0.73%)
9/30/16	9.97	(0.07)	0.97	0.90	—	(1.22)	(1.22)	9.65	8.93%	103,902	1.29%	N/A	(0.72%)
Class R4
9/30/20	$ 8.32	$ (0.04)	$ 2.66	$ 2.62	$ (0.01)	$ (3.09)	$ (3.10)	$ 7.84	45.05%	$ 2,777	1.22%	1.21%	(0.60%)
9/30/19	11.37	(0.06)	(0.33)aa	(0.39)	—	(2.66)	(2.66)	8.32	1.17%	9,775	1.21%	N/A	(0.71%)
9/30/18	10.57	(0.08)	2.43	2.35	—	(1.55)	(1.55)	11.37	25.17%	16,920	1.19%	N/A	(0.75%)
9/30/17	9.68	(0.06)	1.73	1.67	—	(0.78)	(0.78)	10.57	19.22%	9,200	1.19%	N/A	(0.63%)
9/30/16	9.99	(0.05)	0.96	0.91	—	(1.22)	(1.22)	9.68	9.02%	6,861	1.19%	N/A	(0.58%)
Class R3
9/30/20	$ 7.33	$ (0.05)	$ 2.21	$ 2.16	$ (0.00)[d]	$ (3.09)	$ (3.09)	$ 6.40	44.85%	$ 984	1.47%	1.46%	(0.92%)
9/30/19	10.41	(0.07)	(0.35)aa	(0.42)	—	(2.66)	(2.66)	7.33	0.95%	925	1.46%	N/A	(0.97%)
9/30/18	9.82	(0.10)	2.24	2.14	—	(1.55)	(1.55)	10.41	24.93%	976	1.44%	N/A	(1.00%)
9/30/17	9.08	(0.08)	1.60	1.52	—	(0.78)	(0.78)	9.82	18.82%	1,035	1.44%	N/A	(0.88%)
9/30/16	9.46	(0.07)	0.91	0.84	—	(1.22)	(1.22)	9.08	8.77%	859	1.44%	N/A	(0.81%)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 12.42	$ 0.20	$ (1.15)	$ (0.95)	$ (0.23)	$ —	$ (0.23)	$ 11.24	(7.88%)	$ 97,457	1.00%	0.80%	1.75%
9/30/19	14.05	0.21	(0.11)aa	0.10	(0.16)	(1.57)	(1.73)	12.42	2.92%	93,413	1.00%	0.80%	1.73%
9/30/18	15.20	0.18	0.99	1.17	(0.21)	(2.11)	(2.32)	14.05	8.30%	91,004	0.98%	0.80%	1.28%
9/30/17	13.59	0.21	1.87	2.08	(0.21)	(0.26)	(0.47)	15.20	15.51%	81,793	0.92%	0.80%	1.46%
9/30/16	13.71	0.15	1.93	2.08	(0.20)	(2.00)	(2.20)	13.59	17.08%	106,786	0.94%	0.80%	1.19%
Class R5
9/30/20	$ 12.55	$ 0.20	$ (1.17)	$ (0.97)	$ (0.22)	$ —	$ (0.22)	$ 11.36	(7.96%)	$ 843	1.10%	0.90%	1.67%
9/30/19	14.15	0.20	(0.10)aa	0.10	(0.13)	(1.57)	(1.70)	12.55	2.78%	1,332	1.10%	0.90%	1.68%
9/30/18	15.28	0.16	1.02	1.18	(0.20)	(2.11)	(2.31)	14.15	8.26%	949	1.08%	0.90%	1.10%
9/30/17	13.67	0.20	1.87	2.07	(0.20)	(0.26)	(0.46)	15.28	15.32%	7,290	1.02%	0.90%	1.34%
9/30/16	13.75	0.15	1.93	2.08	(0.16)	(2.00)	(2.16)	13.67	17.03%	7,072	1.04%	0.90%	1.12%
Service Class
9/30/20	$ 12.46	$ 0.18	$ (1.16)	$ (0.98)	$ (0.20)	$ —	$ (0.20)	$ 11.28	(8.05%)	$ 203	1.20%	1.00%	1.55%
9/30/19	14.09	0.18	(0.10)aa	0.08	(0.14)	(1.57)	(1.71)	12.46	2.73%	215	1.20%	1.00%	1.53%
9/30/18	15.24	0.17	0.97	1.14	(0.18)	(2.11)	(2.29)	14.09	8.03%	255	1.18%	1.00%	1.14%
9/30/17	13.62	0.19	1.87	2.06	(0.18)	(0.26)	(0.44)	15.24	15.29%	1,998	1.12%	1.00%	1.29%
9/30/16	13.72	0.12	1.94	2.06	(0.16)	(2.00)	(2.16)	13.62	16.87%	2,158	1.14%	1.00%	0.95%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	74%	54%	98%	88%	96%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 12.71	$ 0.17	$ (1.19)	$ (1.02)	$ (0.19)	$ —	$ (0.19)	$ 11.50	(8.19%)	$ 873	1.30%	1.10%	1.46%
9/30/19	14.32	0.18	(0.10)aa	0.08	(0.12)	(1.57)	(1.69)	12.71	2.62%	889	1.30%	1.10%	1.44%
9/30/18	15.43	0.14	1.03	1.17	(0.17)	(2.11)	(2.28)	14.32	8.08%	888	1.28%	1.10%	0.97%
9/30/17	13.81	0.17	1.90	2.07	(0.19)	(0.26)	(0.45)	15.43	15.15%	811	1.22%	1.10%	1.14%
9/30/16	13.81	0.13	1.94	2.07	(0.07)	(2.00)	(2.07)	13.81	16.74%	656	1.24%	1.10%	0.97%
Class A
9/30/20	$ 12.47	$ 0.14	$ (1.17)	$ (1.03)	$ (0.17)	$ —	$ (0.17)	$ 11.27	(8.41%)	$ 3,071	1.55%	1.35%	1.23%
9/30/19	14.07	0.14	(0.09)aa	0.05	(0.08)	(1.57)	(1.65)	12.47	2.41%	2,788	1.55%	1.35%	1.18%
9/30/18	15.21	0.10	1.00	1.10	(0.13)	(2.11)	(2.24)	14.07	7.73%	2,464	1.53%	1.35%	0.73%
9/30/17	13.61	0.13	1.87	2.00	(0.14)	(0.26)	(0.40)	15.21	14.83%	2,178	1.47%	1.35%	0.90%
9/30/16	13.67	0.08	1.93	2.01	(0.07)	(2.00)	(2.07)	13.61	16.46%	1,755	1.49%	1.35%	0.62%
Class R4
9/30/20	$ 12.31	$ 0.15	$ (1.14)	$ (0.99)	$ (0.18)	$ —	$ (0.18)	$ 11.14	(8.27%)	$ 934	1.45%	1.25%	1.29%
9/30/19	13.97	0.16	(0.11)aa	0.05	(0.14)	(1.57)	(1.71)	12.31	2.48%	1,050	1.45%	1.25%	1.36%
9/30/18	15.11	0.13	0.99	1.12	(0.15)	(2.11)	(2.26)	13.97	7.89%	307	1.43%	1.25%	0.90%
9/30/17	13.54	0.14	1.85	1.99	(0.16)	(0.26)	(0.42)	15.11	14.90%	130	1.37%	1.25%	0.98%
9/30/16	13.65	0.10	1.92	2.02	(0.13)	(2.00)	(2.13)	13.54	16.62%	94	1.39%	1.25%	0.75%
Class R3
9/30/20	$ 12.28	$ 0.12	$ (1.15)	$ (1.03)	$ (0.15)	$ —	$ (0.15)	$ 11.10	(8.53%)	$ 381	1.70%	1.50%	1.05%
9/30/19	13.90	0.13	(0.11)aa	0.02	(0.07)	(1.57)	(1.64)	12.28	2.19%	503	1.70%	1.50%	1.06%
9/30/18	15.06	0.08	1.00	1.08	(0.13)	(2.11)	(2.24)	13.90	7.66%	383	1.68%	1.50%	0.57%
9/30/17	13.48	0.12	1.84	1.96	(0.12)	(0.26)	(0.38)	15.06	14.70%	333	1.62%	1.50%	0.80%
9/30/16	13.60	0.07	1.90	1.97	(0.09)	(2.00)	(2.09)	13.48	16.25%	102	1.64%	1.50%	0.52%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 11.17	$ 0.02	$ (1.39)	$ (1.37)	$ (0.03)	$ (1.05)	$ (1.08)	$ 8.72	(14.27%)	$ 51,492	1.05%	N/A	0.22%
9/30/19	18.11	0.05	(2.20)	(2.15)	(0.06)	(4.73)	(4.79)	11.17	(8.20%)	47,894	0.97%	0.93%	0.44%
9/30/18	18.07	0.06	2.07	2.13	(0.09)	(2.00)	(2.09)	18.11	12.92%	51,328	0.89%	0.80%	0.32%
9/30/17	16.19	0.09	2.76	2.85	(0.08)	(0.89)	(0.97)	18.07	17.90%	113,321	0.86%	0.80%	0.55%
9/30/16	14.62	0.08	2.08	2.16	(0.09)	(0.50)	(0.59)	16.19	15.20%	122,745	0.87%	0.80%	0.55%
Class R5
9/30/20	$ 11.19	$ 0.01	$ (1.40)	$ (1.39)	$ (0.01)	$ (1.05)	$ (1.06)	$ 8.74	(14.38%)	$ 10,194	1.15%	N/A	0.11%
9/30/19	18.12	0.04	(2.20)	(2.16)	(0.04)	(4.73)	(4.77)	11.19	(8.26%)	16,680	1.07%	1.01%	0.31%
9/30/18	18.08	0.04	2.08	2.12	(0.08)	(2.00)	(2.08)	18.12	12.80%	42,389	0.99%	0.90%	0.24%
9/30/17	16.20	0.08	2.75	2.83	(0.06)	(0.89)	(0.95)	18.08	17.76%	43,715	0.96%	0.90%	0.44%
9/30/16	14.62	0.06	2.09	2.15	(0.07)	(0.50)	(0.57)	16.20	15.15%	49,774	0.97%	0.90%	0.43%
Service Class
9/30/20	$ 11.24	$ 0.00[d]	$ (1.40)	$ (1.40)	$ (0.00)[d]	$ (1.05)	$ (1.05)	$ 8.79	(14.38%)	$ 2,572	1.25%	N/A	0.02%
9/30/19	18.15	0.03	(2.20)	(2.17)	(0.01)	(4.73)	(4.74)	11.24	(8.39%)	4,730	1.17%	1.12%	0.23%
9/30/18	18.11	0.02	2.08	2.10	(0.06)	(2.00)	(2.06)	18.15	12.66%	5,773	1.09%	1.00%	0.14%
9/30/17	16.22	0.06	2.77	2.83	(0.05)	(0.89)	(0.94)	18.11	17.71%	8,940	1.06%	1.00%	0.34%
9/30/16	14.66	0.06	2.07	2.13	(0.07)	(0.50)	(0.57)	16.22	14.97%	7,326	1.07%	1.00%	0.37%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	77%	30%	24%	21%	26%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 11.16	$ (0.01)	$ (1.40)	$ (1.41)	$ —	$ (1.05)	$ (1.05)	$ 8.70	(14.58%)	$ 3,126	1.35%	N/A	(0.08%)
9/30/19	18.07	0.02	(2.19)	(2.17)	(0.01)	(4.73)	(4.74)	11.16	(8.45%)	3,240	1.27%	1.22%	0.13%
9/30/18	18.00	(0.00)[d]	2.07	2.07	(0.00)[d]	(2.00)	(2.00)	18.07	12.57%	5,162	1.19%	1.10%	(0.01%)
9/30/17	16.15	0.04	2.75	2.79	(0.05)	(0.89)	(0.94)	18.00	17.57%	8,977	1.16%	1.10%	0.26%
9/30/16	14.57	0.03	2.08	2.11	(0.03)	(0.50)	(0.53)	16.15	14.89%	4,908	1.17%	1.10%	0.22%
Class A
9/30/20	$ 11.01	$ (0.03)	$ (1.37)	$ (1.40)	$ —	$ (1.05)	$ (1.05)	$ 8.56	(14.70%)	$ 4,715	1.60%	N/A	(0.34%)
9/30/19	17.93	(0.01)	(2.18)	(2.19)	—	(4.73)	(4.73)	11.01	(8.68%)	7,990	1.52%	1.47%	(0.11%)
9/30/18	17.92	(0.03)	2.04	2.01	(0.00)[d]	(2.00)	(2.00)	17.93	12.26%	11,623	1.44%	1.35%	(0.20%)
9/30/17	16.08	0.00[d]	2.73	2.73	(0.00)[d]	(0.89)	(0.89)	17.92	17.25%	10,493	1.41%	1.35%	0.01%
9/30/16	14.52	0.00[d]	2.07	2.07	(0.01)	(0.50)	(0.51)	16.08	14.59%	8,850	1.42%	1.35%	0.00%[e]
Class R4
9/30/20	$ 10.93	$ (0.02)	$ (1.36)	$ (1.38)	$ —	$ (1.05)	$ (1.05)	$ 8.50	(14.62%)	$ 2,332	1.50%	N/A	(0.24%)
9/30/19	17.83	(0.00)[d]	(2.17)	(2.17)	—	(4.73)	(4.73)	10.93	(8.59%)	4,301	1.42%	1.38%	(0.00%)[e]
9/30/18	17.85	(0.01)	2.03	2.02	(0.04)	(2.00)	(2.04)	17.83	12.37%	3,350	1.34%	1.25%	(0.08%)
9/30/17	16.01	0.01	2.73	2.74	(0.01)	(0.89)	(0.90)	17.85	17.42%	2,491	1.31%	1.25%	0.07%
9/30/16	14.51	0.02	2.05	2.07	(0.07)	(0.50)	(0.57)	16.01	14.66%	1,748	1.32%	1.25%	0.12%
Class R3
9/30/20	$ 10.86	$ (0.04)	$ (1.36)	$ (1.40)	$ —	$ (1.05)	$ (1.05)	$ 8.41	(14.92%)	$ 748	1.75%	N/A	(0.47%)
9/30/19	17.79	(0.03)	(2.17)	(2.20)	—	(4.73)	(4.73)	10.86	(8.84%)	856	1.67%	1.61%	(0.27%)
9/30/18	17.81	(0.06)	2.04	1.98	—	(2.00)	(2.00)	17.79	12.14%	1,544	1.59%	1.50%	(0.34%)
9/30/17	16.00	(0.03)	2.73	2.70	—	(0.89)	(0.89)	17.81	17.14%	1,214	1.56%	1.50%	(0.18%)
9/30/16	14.48	(0.02)	2.05	2.03	(0.01)	(0.50)	(0.51)	16.00	14.37%	440	1.57%	1.50%	(0.12%)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 9.22	$ 0.05	$ (1.41)	$ (1.36)	$ (0.07)	$ (0.43)	$ (0.50)	$ 7.36	(15.96%)	$ 86,121	1.00%	N/A	0.67%
9/30/19	12.04	0.07	(1.28)	(1.21)	(0.04)	(1.57)	(1.61)	9.22	(8.59%)	95,423	0.98%	0.98%[k]	0.73%
9/30/18	13.45	0.06	0.93	0.99	(0.09)	(2.31)	(2.40)	12.04	8.45%	103,334	0.95%	0.93%	0.47%
9/30/17	11.30	0.09	2.27	2.36	(0.13)	(0.08)	(0.21)	13.45	20.96%	112,070	0.95%	0.93%	0.72%
9/30/16	13.03	0.10	1.26	1.36	(0.09)	(3.00)	(3.09)	11.30	13.23%	125,482	0.94%	0.92%	0.96%
Class R5
9/30/20	$ 9.28	$ 0.04	$ (1.41)	$ (1.37)	$ (0.06)	$ (0.43)	$ (0.49)	$ 7.42	(15.95%)	$ 48,006	1.10%	N/A	0.55%
9/30/19	12.10	0.06	(1.28)	(1.22)	(0.03)	(1.57)	(1.60)	9.28	(8.67%)	78,145	1.08%	1.08%[k]	0.64%
9/30/18	13.50	0.04	0.95	0.99	(0.08)	(2.31)	(2.39)	12.10	8.35%	74,247	1.05%	1.03%	0.37%
9/30/17	11.35	0.08	2.27	2.35	(0.12)	(0.08)	(0.20)	13.50	20.77%	84,951	1.05%	1.03%	0.63%
9/30/16	13.06	0.09	1.27	1.36	(0.07)	(3.00)	(3.07)	11.35	13.18%	106,993	1.04%	1.02%	0.85%
Service Class
9/30/20	$ 9.23	$ 0.04	$ (1.42)	$ (1.38)	$ (0.05)	$ (0.43)	$ (0.48)	$ 7.37	(16.11%)	$ 4,281	1.20%	N/A	0.44%
9/30/19	12.03	0.05	(1.27)	(1.22)	(0.01)	(1.57)	(1.58)	9.23	(8.70%)	6,847	1.18%	1.18%[k]	0.52%
9/30/18	13.43	0.03	0.94	0.97	(0.06)	(2.31)	(2.37)	12.03	8.25%	8,664	1.15%	1.13%	0.27%
9/30/17	11.29	0.06	2.26	2.32	(0.10)	(0.08)	(0.18)	13.43	20.65%	12,810	1.15%	1.13%	0.50%
9/30/16	13.00	0.08	1.26	1.34	(0.05)	(3.00)	(3.05)	11.29	13.05%	15,783	1.14%	1.12%	0.77%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	57%	146%	65%	57%	60%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 9.01	$ 0.03	$ (1.38)	$ (1.35)	$ (0.04)	$ (0.43)	$ (0.47)	$ 7.19	(16.15%)	$ 12,971	1.30%	N/A	0.36%
9/30/19	11.80	0.04	(1.26)	(1.22)	(0.00)[d]	(1.57)	(1.57)	9.01	(8.88%)	11,363	1.28%	1.28%[k]	0.42%
9/30/18	13.22	0.02	0.92	0.94	(0.05)	(2.31)	(2.36)	11.80	8.14%	14,411	1.25%	1.23%	0.17%
9/30/17	11.12	0.05	2.23	2.28	(0.10)	(0.08)	(0.18)	13.22	20.53%	14,943	1.25%	1.23%	0.41%
9/30/16	12.85	0.07	1.24	1.31	(0.04)	(3.00)	(3.04)	11.12	12.95%	16,447	1.24%	1.22%	0.66%
Class A
9/30/20	$ 8.64	$ 0.01	$ (1.33)	$ (1.32)	$ (0.02)	$ (0.43)	$ (0.45)	$ 6.87	(16.45%)	$ 10,694	1.55%	N/A	0.11%
9/30/19	11.40	0.01	(1.20)	(1.19)	—	(1.57)	(1.57)	8.64	(9.03%)	16,723	1.53%	1.53%[k]	0.17%
9/30/18	12.85	(0.01)	0.89	0.88	(0.02)	(2.31)	(2.33)	11.40	7.84%	21,061	1.50%	1.48%	(0.08%)
9/30/17	10.80	0.02	2.17	2.19	(0.06)	(0.08)	(0.14)	12.85	20.31%	23,325	1.50%	1.48%	0.15%
9/30/16	12.56	0.04	1.20	1.24	(0.00)[d]	(3.00)	(3.00)	10.80	12.59%	26,790	1.49%	1.47%	0.40%
Class R4
9/30/20	$ 8.52	$ 0.02	$ (1.30)	$ (1.28)	$ (0.03)	$ (0.43)	$ (0.46)	$ 6.78	(16.25%)	$ 882	1.45%	N/A	0.28%
9/30/19	11.26	0.02	(1.19)	(1.17)	(0.00)[d]	(1.57)	(1.57)	8.52	(8.96%)	541	1.43%	1.43%[k]	0.27%
9/30/18	12.73	0.00[d]	0.88	0.88	(0.04)	(2.31)	(2.35)	11.26	7.95%	663	1.40%	1.38%	0.02%
9/30/17	10.74	0.03	2.15	2.18	(0.11)	(0.08)	(0.19)	12.73	20.33%	525	1.40%	1.38%	0.28%
9/30/16	12.52	0.05	1.21	1.26	(0.04)	(3.00)	(3.04)	10.74	12.80%	184	1.39%	1.37%	0.51%
Class R3
9/30/20	$ 7.86	$ (0.00)[d]	$ (1.20)	$ (1.20)	$ (0.00)[d]	$ (0.43)	$ (0.43)	$ 6.23	(16.47%)	$ 151	1.70%	N/A	(0.04%)
9/30/19	10.57	0.00[d]	(1.14)	(1.14)	—	(1.57)	(1.57)	7.86	(9.30%)	422	1.68%	1.68%[k]	0.04%
9/30/18	12.09	(0.02)	0.83	0.81	(0.02)	(2.31)	(2.33)	10.57	7.76%	418	1.65%	1.63%	(0.19%)
9/30/17	10.19	(0.00)[d]	2.05	2.05	(0.07)	(0.08)	(0.15)	12.09	20.14%	180	1.65%	1.63%	(0.03%)
9/30/16	12.03	0.03	1.13	1.16	—	(3.00)	(3.00)	10.19	12.42%	84	1.64%	1.62%	0.28%

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 13.76	$ 0.18	$ (0.46)	$ (0.28)	$ (0.20)	$ (0.36)	$ (0.56)	$ 12.92	(2.34%)	$ 83,944	0.18%	N/A	1.38%
9/30/19	15.27	0.20	(0.75)	(0.55)	(0.22)	(0.74)	(0.96)	13.76	(2.62%)	81,697	0.18%	0.18%[n]	1.48%
9/30/18	14.31	0.21	1.72	1.93	(0.17)	(0.80)	(0.97)	15.27	14.06%	64,388	0.16%	0.16%[n]	1.43%
9/30/17	13.56	0.17	2.02	2.19	(0.22)	(1.22)	(1.44)	14.31	17.06%	48,408	0.18%	0.18%[n]	1.22%
9/30/16	12.44	0.19	1.61	1.80	(0.16)	(0.52)	(0.68)	13.56	15.15%	73,807	0.20%	0.20%[n]	1.49%
Class R5
9/30/20	$ 13.71	$ 0.16	$ (0.44)	$ (0.28)	$ (0.19)	$ (0.36)	$ (0.55)	$ 12.88	(2.34%)	$ 22,832	0.28%	N/A	1.28%
9/30/19	15.22	0.19	(0.76)	(0.57)	(0.20)	(0.74)	(0.94)	13.71	(2.77%)	32,207	0.28%	0.28%[n]	1.41%
9/30/18	14.26	0.19	1.73	1.92	(0.16)	(0.80)	(0.96)	15.22	13.99%	22,023	0.26%	0.26%[n]	1.31%
9/30/17	13.52	0.15	2.02	2.17	(0.21)	(1.22)	(1.43)	14.26	16.94%	25,668	0.28%	0.28%[n]	1.13%
9/30/16	12.41	0.18	1.60	1.78	(0.15)	(0.52)	(0.67)	13.52	15.01%	21,499	0.30%	0.30%[n]	1.44%
Service Class
9/30/20	$ 13.64	$ 0.14	$ (0.45)	$ (0.31)	$ (0.16)	$ (0.36)	$ (0.52)	$ 12.81	(2.55%)	$ 19,643	0.43%	N/A	1.13%
9/30/19	15.14	0.16	(0.74)	(0.58)	(0.18)	(0.74)	(0.92)	13.64	(2.87%)	21,397	0.43%	0.43%[n]	1.22%
9/30/18	14.19	0.17	1.72	1.89	(0.14)	(0.80)	(0.94)	15.14	13.82%	27,225	0.41%	0.41%[n]	1.18%
9/30/17	13.46	0.13	2.01	2.14	(0.19)	(1.22)	(1.41)	14.19	16.78%	25,968	0.43%	0.43%[n]	0.99%
9/30/16	12.36	0.16	1.59	1.75	(0.13)	(0.52)	(0.65)	13.46	14.77%	23,328	0.45%	0.45%[n]	1.26%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	18%	15%	13%	33%	48%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 13.63	$ 0.13	$ (0.45)	$ (0.32)	$ (0.15)	$ (0.36)	(0.51)	$ 12.80	(2.63%)	$ 42,109	0.53%	N/A	1.03%
9/30/19	15.13	0.15	(0.75)	(0.60)	(0.16)	(0.74)	(0.90)	13.63	(3.00%)	54,062	0.53%	0.53%[n]	1.12%
9/30/18	14.19	0.16	1.70	1.86	(0.12)	(0.80)	(0.92)	15.13	13.64%	66,044	0.51%	0.51%[n]	1.07%
9/30/17	13.45	0.12	2.01	2.13	(0.17)	(1.22)	(1.39)	14.19	16.73%	60,979	0.53%	0.53%[n]	0.90%
9/30/16	12.35	0.15	1.59	1.74	(0.12)	(0.52)	(0.64)	13.45	14.69%	62,951	0.55%	0.55%[n]	1.17%
Class A
9/30/20	$ 13.60	$ 0.10	$ (0.45)	$ (0.35)	$ (0.12)	$ (0.36)	$ (0.48)	$ 12.77	(2.86%)	$ 30,053	0.78%	N/A	0.78%
9/30/19	15.09	0.12	(0.74)	(0.62)	(0.13)	(0.74)	(0.87)	13.60	(3.24%)	36,013	0.78%	0.78%[n]	0.88%
9/30/18	14.14	0.12	1.71	1.83	(0.08)	(0.80)	(0.88)	15.09	13.42%	36,885	0.76%	0.76%[n]	0.83%
9/30/17	13.42	0.09	1.99	2.08	(0.14)	(1.22)	(1.36)	14.14	16.34%	33,142	0.78%	0.78%[n]	0.65%
9/30/16	12.32	0.11	1.61	1.72	(0.10)	(0.52)	(0.62)	13.42	14.49%	42,316	0.80%	0.80%[n]	0.91%
Class R4
9/30/20	$ 13.53	$ 0.11	$ (0.46)	$ (0.35)	$ (0.12)	$ (0.36)	$ (0.48)	$ 12.70	(2.84%)	$ 77,572	0.68%	N/A	0.88%
9/30/19	15.02	0.13	(0.74)	(0.61)	(0.14)	(0.74)	(0.88)	13.53	(3.13%)	109,915	0.68%	0.68%[n]	0.97%
9/30/18	14.10	0.13	1.70	1.83	(0.11)	(0.80)	(0.91)	15.02	13.51%	137,402	0.66%	0.66%[n]	0.92%
9/30/17	13.39	0.10	2.00	2.10	(0.17)	(1.22)	(1.39)	14.10	16.52%	130,620	0.68%	0.68%[n]	0.76%
9/30/16	12.32	0.13	1.59	1.72	(0.13)	(0.52)	(0.65)	13.39	14.56%	36,917	0.70%	0.70%[n]	1.04%
Class R3
9/30/20	$ 13.46	$ 0.08	$ (0.46)	$ (0.38)	$ (0.09)	$ (0.36)	$ (0.45)	$ 12.63	(3.07%)	$ 97,782	0.93%	N/A	0.63%
9/30/19	14.94	0.10	(0.74)	(0.64)	(0.10)	(0.74)	(0.84)	13.46	(3.38%)	127,756	0.93%	0.93%[n]	0.72%
9/30/18	14.04	0.10	1.69	1.79	(0.09)	(0.80)	(0.89)	14.94	13.20%	153,657	0.91%	0.91%[n]	0.67%
9/30/17	13.35	0.07	1.98	2.05	(0.14)	(1.22)	(1.36)	14.04	16.22%	144,122	0.93%	0.93%[n]	0.51%
9/30/16	12.31	0.10	1.58	1.68	(0.12)	(0.52)	(0.64)	13.35	14.25%	33,905	0.95%	0.95%[n]	0.81%

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 12.32	$ 0.14	$ (0.04)	$ 0.10	$ (0.20)	$ (0.62)	$ (0.82)	$ 11.60	0.29%	$ 75,987	0.23%	0.22%	1.18%
9/30/19	14.72	0.17	(1.60)	(1.43)	(0.15)	(0.82)	(0.97)	12.32	(8.94%)	74,592	0.21%	0.20%	1.34%
9/30/18	14.16	0.17	1.81	1.98	(0.18)	(1.24)	(1.42)	14.72	15.17%	68,359	0.20%	0.20%[n]	1.24%
9/30/17	12.57	0.17	2.34	2.51	(0.19)	(0.73)	(0.92)	14.16	20.64%	49,853	0.22%	0.20%	1.28%
9/30/16	11.28	0.17	1.54	1.71	(0.14)	(0.28)	(0.42)	12.57	15.62%	127,660	0.21%	0.20%	1.48%
Class R5
9/30/20	$ 12.31	$ 0.12	$ (0.03)	$ 0.09	$ (0.19)	$ (0.62)	$ (0.81)	$ 11.59	0.18%	$ 14,076	0.33%	0.32%	1.08%
9/30/19	14.71	0.15	(1.60)	(1.45)	(0.13)	(0.82)	(0.95)	12.31	(9.06%)	15,613	0.31%	0.30%	1.23%
9/30/18	14.15	0.16	1.81	1.97	(0.17)	(1.24)	(1.41)	14.71	15.07%	22,393	0.30%	0.30%[n]	1.13%
9/30/17	12.56	0.15	2.35	2.50	(0.18)	(0.73)	(0.91)	14.15	20.57%	16,566	0.32%	0.30%	1.18%
9/30/16	11.28	0.16	1.53	1.69	(0.13)	(0.28)	(0.41)	12.56	15.42%	15,287	0.31%	0.30%	1.40%
Service Class
9/30/20	$ 12.21	$ 0.11	$ (0.04)	$ 0.07	$ (0.17)	$ (0.62)	$ (0.79)	$ 11.49	0.01%	$ 8,863	0.48%	0.47%	0.94%
9/30/19	14.58	0.13	(1.58)	(1.45)	(0.10)	(0.82)	(0.92)	12.21	(9.15%)	9,013	0.46%	0.45%	1.06%
9/30/18	14.04	0.14	1.78	1.92	(0.14)	(1.24)	(1.38)	14.58	14.86%	19,285	0.45%	0.45%[n]	0.98%
9/30/17	12.48	0.13	2.32	2.45	(0.16)	(0.73)	(0.89)	14.04	20.33%	19,390	0.47%	0.45%	1.03%
9/30/16	11.21	0.14	1.52	1.66	(0.11)	(0.28)	(0.39)	12.48	15.23%	13,347	0.46%	0.45%	1.22%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	17%	16%	20%	38%	37%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 12.23	$ 0.10	$ (0.05)	$ 0.05	$ (0.16)	$ (0.62)	(0.78)	$ 11.50	(0.13%)	$ 44,134	0.58%	0.57%	0.83%
9/30/19	14.61	0.12	(1.58)	(1.46)	(0.10)	(0.82)	(0.92)	12.23	(9.27%)	50,106	0.56%	0.55%	0.99%
9/30/18	14.06	0.12	1.80	1.92	(0.13)	(1.24)	(1.37)	14.61	14.80%	53,624	0.55%	0.55%[n]	0.87%
9/30/17	12.50	0.12	2.32	2.44	(0.15)	(0.73)	(0.88)	14.06	20.16%	52,240	0.57%	0.55%	0.93%
9/30/16	11.23	0.13	1.52	1.65	(0.10)	(0.28)	(0.38)	12.50	15.11%	44,061	0.56%	0.55%	1.14%
Class A
9/30/20	$ 12.15	$ 0.07	$ (0.05)	$ 0.02	$ (0.13)	$ (0.62)	$ (0.75)	$ 11.42	(0.37%)	$ 19,730	0.83%	0.82%	0.58%
9/30/19	14.51	0.09	(1.56)	(1.47)	(0.07)	(0.82)	(0.89)	12.15	(9.45%)	23,469	0.81%	0.80%	0.74%
9/30/18	13.97	0.09	1.79	1.88	(0.10)	(1.24)	(1.34)	14.51	14.52%	29,287	0.80%	0.80%[n]	0.63%
9/30/17	12.43	0.09	2.30	2.39	(0.12)	(0.73)	(0.85)	13.97	19.85%	23,317	0.82%	0.80%	0.68%
9/30/16	11.16	0.10	1.52	1.62	(0.07)	(0.28)	(0.35)	12.43	14.91%	19,806	0.81%	0.80%	0.89%
Class R4
9/30/20	$ 12.10	$ 0.08	$ (0.05)	$ 0.03	$ (0.13)	$ (0.62)	$ (0.75)	$ 11.38	(0.25%)	$ 50,001	0.73%	0.72%	0.68%
9/30/19	14.46	0.10	(1.56)	(1.46)	(0.08)	(0.82)	(0.90)	12.10	(9.38%)	60,168	0.71%	0.70%	0.84%
9/30/18	13.94	0.10	1.78	1.88	(0.12)	(1.24)	(1.36)	14.46	14.60%	74,670	0.70%	0.70%[n]	0.73%
9/30/17	12.40	0.10	2.31	2.41	(0.14)	(0.73)	(0.87)	13.94	20.08%	63,118	0.72%	0.70%	0.76%
9/30/16	11.17	0.11	1.51	1.62	(0.11)	(0.28)	(0.39)	12.40	14.93%	29,129	0.71%	0.70%	1.00%
Class R3
9/30/20	$ 12.03	$ 0.05	$ (0.05)	$ 0.00[d]	$ (0.10)	$ (0.62)	$ (0.72)	$ 11.31	(0.50%)	$ 46,256	0.98%	0.97%	0.43%
9/30/19	14.38	0.07	(1.56)	(1.49)	(0.04)	(0.82)	(0.86)	12.03	(9.63%)	55,627	0.96%	0.95%	0.59%
9/30/18	13.87	0.07	1.77	1.84	(0.09)	(1.24)	(1.33)	14.38	14.38%	70,230	0.95%	0.95%[n]	0.48%
9/30/17	12.36	0.07	2.29	2.36	(0.12)	(0.73)	(0.85)	13.87	19.73%	57,433	0.97%	0.95%	0.51%
9/30/16	11.16	0.09	1.49	1.58	(0.10)	(0.28)	(0.38)	12.36	14.60%	22,081	0.96%	0.95%	0.75%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 23.34	$ 0.01	$ 3.43	$ 3.44	$ (0.01)	$ (1.26)	$ (1.27)	$ 25.51	15.23%	$6,188,463	0.71%	0.03%
9/30/19	24.10	0.03	1.14	1.17	(0.01)	(1.92)	(1.93)	23.34	6.66%	5,925,776	0.71%	0.15%
9/30/18	21.92	0.01	3.59	3.60	—	(1.42)	(1.42)	24.10	17.21%	5,436,930	0.71%	0.06%
9/30/17	19.16	(0.00)[d]	3.64	3.64	(0.03)	(0.85)	(0.88)	21.92	19.83%	3,055,936	0.72%	(0.00%)[e]
9/30/16	18.74	0.01	1.91	1.92	—	(1.50)	(1.50)	19.16	10.74%	1,668,899	0.73%	0.07%
Class R5
9/30/20	$ 23.08	$ (0.02)	$ 3.40	$ 3.38	$ —	$ (1.26)	$ (1.26)	$ 25.20	15.13%	$ 1,471,580	0.81%	(0.07%)
9/30/19	23.87	0.01	1.12	1.13	—	(1.92)	(1.92)	23.08	6.54%	1,533,487	0.81%	0.05%
9/30/18	21.75	(0.01)	3.55	3.54	—	(1.42)	(1.42)	23.87	17.06%	1,517,553	0.81%	(0.04%)
9/30/17	19.01	(0.02)	3.62	3.60	(0.01)	(0.85)	(0.86)	21.75	19.76%	1,167,243	0.82%	(0.11%)
9/30/16	18.63	(0.00)[d]	1.88	1.88	—	(1.50)	(1.50)	19.01	10.58%	826,289	0.83%	(0.03%)
Service Class
9/30/20	$ 22.47	$ (0.04)	$ 3.30	$ 3.26	$ —	$ (1.26)	$ (1.26)	$ 24.47	15.00%	$ 335,782	0.91%	(0.17%)
9/30/19	23.31	(0.01)	1.09	1.08	—	(1.92)	(1.92)	22.47	6.48%	373,475	0.91%	(0.05%)
9/30/18	21.30	(0.03)	3.46	3.43	—	(1.42)	(1.42)	23.31	16.90%	405,725	0.91%	(0.14%)
9/30/17	18.64	(0.04)	3.55	3.51	—	(0.85)	(0.85)	21.30	19.65%	252,898	0.92%	(0.20%)
9/30/16	18.30	(0.02)	1.86	1.84	—	(1.50)	(1.50)	18.64	10.55%	234,465	0.93%	(0.13%)

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	37%	37%	34%	36%	36%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 21.38	$ (0.06)	$ 3.14	$ 3.08	$ —	$ (1.26)	$ (1.26)	$ 23.20	14.92%	$ 261,188	1.01%	(0.27%)
9/30/19	22.32	(0.03)	1.01	0.98	—	(1.92)	(1.92)	21.38	6.31%	290,024	1.01%	(0.15%)
9/30/18	20.46	(0.05)	3.33	3.28	—	(1.42)	(1.42)	22.32	16.85%	337,284	1.01%	(0.25%)
9/30/17	17.96	(0.06)	3.41	3.35	—	(0.85)	(0.85)	20.46	19.49%	339,090	1.02%	(0.30%)
9/30/16	17.71	(0.04)	1.79	1.75	—	(1.50)	(1.50)	17.96	10.38%	340,187	1.03%	(0.23%)
Class A
9/30/20	$ 19.58	$ (0.10)	$ 2.86	$ 2.76	$ —	$ (1.26)	$ (1.26)	$ 21.08	14.64%	$ 196,756	1.26%	(0.52%)
9/30/19	20.67	(0.07)	0.90	0.83	—	(1.92)	(1.92)	19.58	6.06%	226,723	1.26%	(0.40%)
9/30/18	19.10	(0.10)	3.09	2.99	—	(1.42)	(1.42)	20.67	16.52%	272,769	1.26%	(0.50%)
9/30/17	16.86	(0.10)	3.19	3.09	—	(0.85)	(0.85)	19.10	19.21%	274,719	1.27%	(0.55%)
9/30/16	16.75	(0.08)	1.69	1.61	—	(1.50)	(1.50)	16.86	10.12%	297,498	1.28%	(0.48%)
Class R4
9/30/20	$ 19.74	$ (0.08)	$ 2.88	$ 2.80	$ —	$ (1.26)	$ (1.26)	$ 21.28	14.73%	$ 176,500	1.16%	(0.42%)
9/30/19	20.80	(0.06)	0.92	0.86	—	(1.92)	(1.92)	19.74	6.18%	222,247	1.16%	(0.29%)
9/30/18	19.19	(0.08)	3.11	3.03	—	(1.42)	(1.42)	20.80	16.65%	229,517	1.16%	(0.39%)
9/30/17	16.92	(0.08)	3.20	3.12	—	(0.85)	(0.85)	19.19	19.33%	125,717	1.17%	(0.46%)
9/30/16	16.79	(0.06)	1.69	1.63	—	(1.50)	(1.50)	16.92	10.22%	54,177	1.18%	(0.39%)
Class R3
9/30/20	$ 17.93	$ (0.12)	$ 2.61	$ 2.49	$ —	$ (1.26)	$ (1.26)	$ 19.16	14.48%	$ 31,065	1.41%	(0.67%)
9/30/19	19.14	(0.09)	0.80	0.71	—	(1.92)	(1.92)	17.93	5.91%	32,770	1.41%	(0.54%)
9/30/18	17.81	(0.12)	2.87	2.75	—	(1.42)	(1.42)	19.14	16.36%	35,471	1.41%	(0.64%)
9/30/17	15.80	(0.11)	2.97	2.86	—	(0.85)	(0.85)	17.81	19.04%	27,527	1.42%	(0.70%)
9/30/16	15.81	(0.10)	1.59	1.49	—	(1.50)	(1.50)	15.80	9.95%	14,056	1.43%	(0.63%)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 15.30	$ (0.03)	$ 2.97	$ 2.94	$ (0.14)	$ (1.68)	$ —	(1.82)	$ 16.42	20.54%	$ 342,888	0.87%	(0.19%)
9/30/19	19.08	(0.01)	(1.04)	(1.05)	—	(2.73)	—	(2.73)	15.30	(2.31%)	269,356	0.86%	(0.05%)
9/30/18	15.74	(0.03)	4.24	4.21	—	(0.87)	—	(0.87)	19.08	27.96%	385,194	0.85%	(0.15%)
9/30/17	13.05	(0.01)	2.70	2.69	—	—	—	—	15.74	20.61%	306,490	0.86%	(0.05%)
9/30/16	15.17	(0.00)[d]	1.05	1.05	—	(3.17)	(0.00)[d]	(3.17)	13.05	8.25%	276,267	0.87%	(0.03%)
Class R5
9/30/20	$ 15.06	$ (0.04)	$ 2.91	$ 2.87	$ (0.12)	$ (1.68)	$ —	$ (1.80)	$ 16.13	20.40%	$ 134,136	0.97%	(0.29%)
9/30/19	18.85	(0.02)	(1.04)	(1.06)	—	(2.73)	—	(2.73)	15.06	(2.40%)	128,280	0.96%	(0.14%)
9/30/18	15.57	(0.04)	4.19	4.15	—	(0.87)	—	(0.87)	18.85	27.87%	142,284	0.95%	(0.25%)
9/30/17	12.93	(0.02)	2.66	2.64	—	—	—	—	15.57	20.42%	119,338	0.96%	(0.15%)
9/30/16	15.07	(0.02)	1.05	1.03	—	(3.17)	(0.00)[d]	(3.17)	12.93	8.16%	119,577	0.97%	(0.15%)
Service Class
9/30/20	$ 14.12	$ (0.05)	$ 2.71	$ 2.66	$ (0.11)	$ (1.68)	$ —	$ (1.79)	$ 14.99	20.26%	$ 31,977	1.07%	(0.39%)
9/30/19	17.89	(0.03)	(1.01)	(1.04)	—	(2.73)	—	(2.73)	14.12	(2.43%)	34,404	1.06%	(0.23%)
9/30/18	14.84	(0.06)	3.98	3.92	—	(0.87)	—	(0.87)	17.89	27.69%	33,978	1.05%	(0.34%)
9/30/17	12.33	(0.03)	2.54	2.51	—	—	—	—	14.84	20.36%	34,017	1.06%	(0.25%)
9/30/16	14.53	(0.03)	1.00	0.97	—	(3.17)	(0.00)[d]	(3.17)	12.33	8.02%	36,718	1.07%	(0.23%)

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	79%	71%	85%	86%	85%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 13.10	$ (0.06)	$ 2.51	$ 2.45	$ (0.10)	$ (1.68)	$ —	$ (1.78)	13.77	20.16%	$ 29,067	1.17%	(0.49%)
9/30/19	16.87	(0.04)	(1.00)	(1.04)	—	(2.73)	—	(2.73)	13.10	(2.60%)	28,372	1.16%	(0.34%)
9/30/18	14.05	(0.07)	3.76	3.69	—	(0.87)	—	(0.87)	16.87	27.60%	35,642	1.15%	(0.45%)
9/30/17	11.69	(0.04)	2.40	2.36	—	—	—	—	14.05	20.19%	30,295	1.16%	(0.35%)
9/30/16	13.95	(0.04)	0.95	0.91	—	(3.17)	(0.00)[d]	(3.17)	11.69	7.92%	29,335	1.17%	(0.34%)
Class A
9/30/20	$ 11.38	$ (0.08)	$ 2.16	$ 2.08	$ (0.07)	$ (1.68)	$ —	$ (1.75)	$ 11.71	19.94%	$ 34,699	1.42%	(0.74%)
9/30/19	15.14	(0.07)	(0.96)	(1.03)	—	(2.73)	—	(2.73)	11.38	(2.87%)	33,997	1.41%	(0.59%)
9/30/18	12.72	(0.09)	3.38	3.29	—	(0.87)	—	(0.87)	15.14	27.33%	43,682	1.40%	(0.70%)
9/30/17	10.61	(0.07)	2.18	2.11	—	—	—	—	12.72	19.89%	35,240	1.41%	(0.60%)
9/30/16	12.97	(0.06)	0.87	0.81	—	(3.17)	(0.00)[d]	(3.17)	10.61	7.70%	40,045	1.42%	(0.59%)
Class R4
9/30/20	$ 11.48	$ (0.07)	$ 2.18	$ 2.11	$ (0.09)	$ (1.68)	$ —	$ (1.77)	$ 11.82	20.01%	$ 15,517	1.32%	(0.65%)
9/30/19	15.23	(0.06)	(0.96)	(1.02)	—	(2.73)	—	(2.73)	11.48	(2.76%)	12,843	1.31%	(0.49%)
9/30/18	12.78	(0.08)	3.40	3.32	—	(0.87)	—	(0.87)	15.23	27.44%	13,972	1.30%	(0.60%)
9/30/17	10.65	(0.06)	2.19	2.13	—	—	—	—	12.78	20.00%	5,081	1.31%	(0.50%)
9/30/16	13.00	(0.05)	0.87	0.82	—	(3.17)	(0.00)[d]	(3.17)	10.65	7.78%	1,781	1.32%	(0.45%)
Class R3
9/30/20	$ 9.79	$ (0.08)	$ 1.82	$ 1.74	$ (0.07)	$ (1.68)	$ —	$ (1.75)	$ 9.78	19.66%	$ 3,930	1.57%	(0.90%)
9/30/19	13.51	(0.07)	(0.92)	(0.99)	—	(2.73)	—	(2.73)	9.79	(2.94%)	2,728	1.56%	(0.73%)
9/30/18	11.46	(0.10)	3.02	2.92	—	(0.87)	—	(0.87)	13.51	27.10%	2,622	1.55%	(0.85%)
9/30/17	9.57	(0.08)	1.97	1.89	—	—	—	—	11.46	19.75%	2,199	1.56%	(0.75%)
9/30/16	12.02	(0.06)	0.78	0.72	—	(3.17)	(0.00)[d]	(3.17)	9.57	7.52%	1,254	1.57%	(0.69%)

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 12.34	$ 0.27	$ (0.20)	$ 0.07	$ (0.39)	$ (0.06)	$ (0.45)	$ 11.96	0.35%	$ 63,542	0.25%	0.25%[n]	2.27%
9/30/19	13.12	0.39	(0.61)	(0.22)	(0.34)	(0.22)	(0.56)	12.34	(1.15%)	56,770	0.23%	0.23%[n]	3.20%
9/30/18	13.40	0.38	(0.05)	0.33	(0.43)	(0.18)	(0.61)	13.12	2.49%	46,834	0.32%	0.25%	2.82%
9/30/17	12.10	0.32	1.80	2.12	(0.61)	(0.21)	(0.82)	13.40	18.96%	39,255	0.31%	0.25%	2.72%
9/30/16	11.68	0.34	0.38	0.72	(0.27)	(0.03)	(0.30)	12.10	6.26%	93,913	0.24%	0.24%[n]	2.89%
Class R5
9/30/20	$ 12.33	$ 0.25	$ (0.19)	$ 0.06	$ (0.38)	$ (0.06)	$ (0.44)	$ 11.95	0.29%	$ 15,217	0.35%	0.35%[n]	2.09%
9/30/19	13.11	0.36	(0.60)	(0.24)	(0.32)	(0.22)	(0.54)	12.33	(1.26%)	22,402	0.33%	0.33%[n]	3.00%
9/30/18	13.39	0.36	(0.04)	0.32	(0.42)	(0.18)	(0.60)	13.11	2.38%	12,947	0.42%	0.35%	2.69%
9/30/17	12.09	0.26	1.85	2.11	(0.60)	(0.21)	(0.81)	13.39	18.87%	13,724	0.41%	0.35%	2.13%
9/30/16	11.68	0.34	0.36	0.70	(0.26)	(0.03)	(0.29)	12.09	6.11%	32,195	0.34%	0.34%[n]	2.96%
Service Class
9/30/20	$ 12.28	$ 0.24	$ (0.22)	$ 0.02	$ (0.26)	$ (0.06)	$ (0.32)	$ 11.98	0.02%	$ 3,671	0.50%	0.50%[n]	2.01%
9/30/19	13.05	0.32	(0.56)	(0.24)	(0.31)	(0.22)	(0.53)	12.28	(1.31%)	3,340	0.48%	0.48%[n]	2.66%
9/30/18	13.33	0.31	(0.01)	0.30	(0.40)	(0.18)	(0.58)	13.05	2.26%	27,218	0.57%	0.50%	2.31%
9/30/17	12.05	0.32	1.75	2.07	(0.58)	(0.21)	(0.79)	13.33	18.58%	25,208	0.56%	0.50%	2.62%
9/30/16	11.64	0.32	0.36	0.68	(0.24)	(0.03)	(0.27)	12.05	5.94%	16,897	0.49%	0.49%[n]	2.79%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	9%	7%	15%	35%	26%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 12.26	$ 0.21	$ (0.19)	$ 0.02	$ (0.35)	$ (0.06)	$ (0.41)	$ 11.87	(0.04%)	$ 32,706	0.60%	0.60%[n]	1.81%
9/30/19	13.03	0.33	(0.59)	(0.26)	(0.29)	(0.22)	(0.51)	12.26	(1.49%)	40,745	0.58%	0.58%[n]	2.78%
9/30/18	13.31	0.31	(0.03)	0.28	(0.38)	(0.18)	(0.56)	13.03	2.15%	38,753	0.67%	0.60%	2.31%
9/30/17	12.03	0.29	1.77	2.06	(0.57)	(0.21)	(0.78)	13.31	18.48%	43,896	0.66%	0.60%	2.39%
9/30/16	11.62	0.32	0.35	0.67	(0.23)	(0.03)	(0.26)	12.03	5.87%	39,646	0.59%	0.59%[n]	2.72%
Class A
9/30/20	$ 12.22	$ 0.19	$ (0.20)	$ (0.01)	$ (0.32)	$ (0.06)	$ (0.38)	$ 11.83	(0.29%)	$ 19,156	0.85%	0.85%[n]	1.62%
9/30/19	12.98	0.31	(0.59)	(0.28)	(0.26)	(0.22)	(0.48)	12.22	(1.66%)	23,948	0.83%	0.83%[n]	2.59%
9/30/18	13.27	0.28	(0.03)	0.25	(0.36)	(0.18)	(0.54)	12.98	1.87%	22,344	0.92%	0.85%	2.15%
9/30/17	12.00	0.26	1.76	2.02	(0.54)	(0.21)	(0.75)	13.27	18.16%	18,255	0.91%	0.85%	2.17%
9/30/16	11.59	0.27	0.38	0.65	(0.21)	(0.03)	(0.24)	12.00	5.63%	13,495	0.84%	0.84%[n]	2.35%
Class R4
9/30/20	$ 12.16	$ 0.20	$ (0.20)	$ 0.00[d]	$ (0.32)	$ (0.06)	$ (0.38)	$ 11.78	(0.18%)	$ 34,159	0.75%	0.75%[n]	1.70%
9/30/19	12.92	0.31	(0.58)	(0.27)	(0.27)	(0.22)	(0.49)	12.16	(1.56%)	41,622	0.73%	0.73%[n]	2.65%
9/30/18	13.21	0.30	(0.04)	0.26	(0.37)	(0.18)	(0.55)	12.92	1.95%	48,486	0.82%	0.75%	2.25%
9/30/17	11.96	0.29	1.74	2.03	(0.57)	(0.21)	(0.78)	13.21	18.31%	45,031	0.81%	0.75%	2.39%
9/30/16	11.59	0.32	0.33	0.65	(0.25)	(0.03)	(0.28)	11.96	5.66%	25,933	0.74%	0.74%[n]	2.74%
Class R3
9/30/20	$ 12.11	$ 0.17	$ (0.20)	$ (0.03)	$ (0.29)	$ (0.06)	$ (0.35)	$ 11.73	(0.41%)	$ 32,240	1.00%	1.00%[n]	1.43%
9/30/19	12.87	0.28	(0.58)	(0.30)	(0.24)	(0.22)	(0.46)	12.11	(1.86%)	40,853	0.98%	0.98%[n]	2.39%
9/30/18	13.17	0.26	(0.04)	0.22	(0.34)	(0.18)	(0.52)	12.87	1.69%	45,563	1.07%	1.00%	2.01%
9/30/17	11.93	0.25	1.75	2.00	(0.55)	(0.21)	(0.76)	13.17	18.05%	40,921	1.06%	1.00%	2.06%
9/30/16	11.58	0.28	0.34	0.62	(0.24)	(0.03)	(0.27)	11.93	5.44%	24,798	0.99%	0.99%[n]	2.46%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 8.35	$ 0.05	$ (0.07)	$ (0.02)	$ (0.19)	$ (0.15)	$ (0.34)	$ 7.99	(0.59%)	$ 370,549	0.89%	0.83%	0.68%
9/30/19	9.42	0.20	(0.34)	(0.14)	(0.15)	(0.78)	(0.93)	8.35	0.01%	348,467	0.87%	N/A	2.42%
9/30/18	9.61	0.16	(0.16)	0.00[d]	(0.19)	—	(0.19)	9.42	(0.02%)	362,074	0.92%	N/A	1.68%
9/30/17	7.88	0.15	1.76	1.91	(0.18)	—	(0.18)	9.61	24.71%	318,534	0.93%	N/A	1.70%
9/30/16	7.68	0.14	0.19	0.33	(0.13)	—	(0.13)	7.88	4.28%	328,518	0.92%	N/A	1.88%
Class R5
9/30/20	$ 8.38	$ 0.05	$ (0.08)	$ (0.03)	$ (0.18)	$ (0.15)	$ (0.33)	$ 8.02	(0.67%)	$ 132,845	0.99%	0.94%	0.58%
9/30/19	9.45	0.19	(0.34)	(0.15)	(0.14)	(0.78)	(0.92)	8.38	(0.14%)	122,168	0.97%	N/A	2.34%
9/30/18	9.64	0.15	(0.16)	(0.01)	(0.18)	—	(0.18)	9.45	(0.11%)	134,803	1.02%	N/A	1.54%
9/30/17	7.90	0.13	1.78	1.91	(0.17)	—	(0.17)	9.64	24.64%	154,039	1.03%	N/A	1.52%
9/30/16	7.70	0.13	0.19	0.32	(0.12)	—	(0.12)	7.90	4.15%	138,668	1.02%	N/A	1.71%
Service Class
9/30/20	$ 8.33	$ 0.04	$ (0.08)	$ (0.04)	$ (0.17)	$ (0.15)	$ (0.32)	$ 7.97	(0.79%)	$ 37,997	1.09%	1.03%	0.49%
9/30/19	9.39	0.18	(0.33)	(0.15)	(0.13)	(0.78)	(0.91)	8.33	(0.15%)	36,489	1.07%	N/A	2.27%
9/30/18	9.58	0.14	(0.16)	(0.02)	(0.17)	—	(0.17)	9.39	(0.22%)	39,149	1.12%	N/A	1.45%
9/30/17	7.86	0.11	1.77	1.88	(0.16)	—	(0.16)	9.58	24.39%	45,240	1.13%	N/A	1.26%
9/30/16	7.66	0.12	0.19	0.31	(0.11)	—	(0.11)	7.86	4.07%	69,873	1.12%	N/A	1.63%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	34%	27%	46%	29%	38%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 8.40	$ 0.03	$ (0.07)	$ (0.04)	$ (0.16)	$ (0.15)	$ (0.31)	$ 8.05	(0.77%)	$ 19,034	1.19%	1.14%	0.38%
9/30/19	9.46	0.17	(0.33)	(0.16)	(0.12)	(0.78)	(0.90)	8.40	(0.32%)	21,563	1.17%	N/A	2.03%
9/30/18	9.65	0.13	(0.16)	(0.03)	(0.16)	—	(0.16)	9.46	(0.33%)	31,199	1.22%	N/A	1.31%
9/30/17	7.92	0.12	1.76	1.88	(0.15)	—	(0.15)	9.65	24.22%	40,543	1.23%	N/A	1.40%
9/30/16	7.72	0.12	0.18	0.30	(0.10)	—	(0.10)	7.92	3.93%	37,189	1.22%	N/A	1.54%
Class A
9/30/20	$ 8.21	$ 0.01	$ (0.08)	$ (0.07)	$ (0.14)	$ (0.15)	$ (0.29)	$ 7.85	(1.17%)	$ 30,721	1.44%	1.38%	0.17%
9/30/19	9.25	0.15	(0.32)	(0.17)	(0.09)	(0.78)	(0.87)	8.21	(0.48%)	29,537	1.42%	N/A	1.86%
9/30/18	9.44	0.11	(0.16)	(0.05)	(0.14)	—	(0.14)	9.25	(0.60%)	41,179	1.47%	N/A	1.11%
9/30/17	7.75	0.09	1.73	1.82	(0.13)	—	(0.13)	9.44	23.89%	49,218	1.48%	N/A	1.09%
9/30/16	7.55	0.10	0.18	0.28	(0.08)	—	(0.08)	7.75	3.73%	58,816	1.47%	N/A	1.31%
Class R4
9/30/20	$ 8.03	$ 0.02	$ (0.06)	$ (0.04)	$ (0.16)	$ (0.15)	$ (0.31)	$ 7.68	(0.90%)	$ 18,019	1.34%	1.28%	0.28%
9/30/19	9.10	0.17	(0.34)	(0.17)	(0.12)	(0.78)	(0.90)	8.03	(0.51%)	14,876	1.32%	N/A	2.14%
9/30/18	9.30	0.12	(0.16)	(0.04)	(0.16)	—	(0.16)	9.10	(0.48%)	12,903	1.37%	N/A	1.23%
9/30/17	7.64	0.10	1.70	1.80	(0.14)	—	(0.14)	9.30	24.05%	7,779	1.38%	N/A	1.26%
9/30/16	7.47	0.12	0.16	0.28	(0.11)	—	(0.11)	7.64	3.79%	6,660	1.37%	N/A	1.57%
Class R3
9/30/20	$ 8.11	$ (0.00)[d]	$ (0.07)	$ (0.07)	$ (0.13)	$ (0.15)	$ (0.28)	$ 7.76	(1.19%)	$ 6,093	1.59%	1.53%	(0.03%)
9/30/19	9.17	0.15	(0.34)	(0.19)	(0.09)	(0.78)	(0.87)	8.11	(0.72%)	3,382	1.57%	N/A	1.86%
9/30/18	9.37	0.10	(0.17)	(0.07)	(0.13)	—	(0.13)	9.17	(0.75%)	3,947	1.62%	N/A	1.08%
9/30/17	7.70	0.08	1.72	1.80	(0.13)	—	(0.13)	9.37	23.73%	3,267	1.63%	N/A	1.00%
9/30/16	7.52	0.09	0.18	0.27	(0.09)	—	(0.09)	7.70	3.63%	1,918	1.62%	N/A	1.25%

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 9.43	$ 0.15	$ 0.16	$ 0.31	$ (0.23)	$ —	$ (0.23)	$ 9.51	3.11%	$1,314,433	0.65%	0.55%	1.63%
9/30/19	9.70	0.26	(0.39)	(0.13)	(0.14)	—	(0.14)	9.43	(1.17%)	1,135,941	0.79%	0.67%	2.80%
9/30/18[g]	10.00	0.19	(0.49)	(0.30)	—	—	—	9.70	(3.00%)[b]	809,616	0.89%[a]	0.67%[a]	3.03%[a]

	Year ended September 30		Period ended
	2020	2019	September 30, 2018[b]
Portfolio turnover rate	30%	26%	24%[q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 19 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Select Total Return Bond Fund (“Total Return Bond Fund”)

MassMutual Select Strategic Bond Fund (“Strategic Bond Fund”)

MassMutual Select Diversified Value Fund (“Diversified Value Fund”)

MassMutual Select Fundamental Value Fund (“Fundamental Value Fund”)

MM S&P 500® Index Fund (“S&P 500 Index Fund”)

MassMutual Select Equity Opportunities Fund (“Equity Opportunities Fund”)

MassMutual Select Fundamental Growth Fund (“Fundamental Growth Fund”)

MassMutual Select Blue Chip Growth Fund (“Blue Chip Growth Fund”)

MassMutual Select Growth Opportunities Fund (“Growth Opportunities Fund”)

MassMutual Select Mid-Cap Value Fund (“Mid-Cap Value Fund”)

MassMutual Select Small Cap Value Equity Fund (“Small Cap Value Equity Fund”)

MassMutual Select Small Company Value Fund (“Small Company Value Fund”)

MM S&P® Mid Cap Index Fund (“S&P Mid Cap Index Fund”)

MM Russell 2000® Small Cap Index Fund (“Russell 2000 Small Cap Index Fund”)

MassMutual Select Mid Cap Growth Fund (“Mid Cap Growth Fund”)

MassMutual Select Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)

MM MSCI EAFE® International Index Fund (“MSCI EAFE International Index Fund”)

MassMutual Select Overseas Fund (“Overseas Fund”)

MassMutual Select T. Rowe Price International Equity Fund (“MM Select T. Rowe Price International Equity Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general

Notes to Financial Statements (Continued)

oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in

[1]

The voting members of the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Trustees may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Notes to Financial Statements (Continued)

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The Fundamental Value Fund, Fundamental Growth Fund, and Growth Opportunities Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of September 30, 2020. For each Fund noted in the preceding sentence, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of September 30, 2020, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Total Return Bond Fund
Asset Investments
Bank Loans	$—	$11,835,916	$—	$11,835,916
Corporate Debt	—	217,027,779	—	217,027,779
Municipal Obligations	—	5,049,435	—	5,049,435
Non-U.S. Government Agency Obligations	—	109,731,967	—	109,731,967
Sovereign Debt Obligations	—	7,138,876	—	7,138,876
U.S. Government Agency Obligations and Instrumentalities	—	303,386,767	—	303,386,767
U.S. Treasury Obligations	—	254,057,779	—	254,057,779
Short-Term Investments	—	99,516,393	—	99,516,393
Total Investments	$—	$1,007,744,912	$—	$1,007,744,912
Asset Derivatives
Futures Contracts	$26,107	$—	$—	$26,107
Liability Derivatives
Futures Contracts	$(47,722)	$—	$—	$(47,722)

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Strategic Bond Fund
Asset Investments
Bank Loans (Less Unfunded Loan Commitments)	$—	$36,075,162	$—	$36,075,162
Corporate Debt	—	288,745,359	—	288,745,359
Municipal Obligations	—	503,729	—	503,729
Non-U.S. Government Agency Obligations	—	71,544,416	—	71,544,416
Sovereign Debt Obligations	—	62,051,375	—	62,051,375
U.S. Government Agency Obligations and Instrumentalities	—	161,521,464	—	161,521,464
U.S. Treasury Obligations	—	122,948,783	—	122,948,783
Purchased Options	78,375	—	—	78,375
Short-Term Investments	—	23,563,635	—	23,563,635
Unfunded Loan Commitments***	—	(1,630)	—	(1,630)
Total Investments	$78,375	$766,952,293	$—	$767,030,668
Asset Derivatives
Forward Contracts	$—	$1,319,117	$—	$1,319,117
Futures Contracts	1,855,343	—	—	1,855,343
Swap Agreements	—	3,840,677	—	3,840,677
Total	$1,855,343	$5,159,794	$—	$7,015,137
Liability Derivatives
Forward Contracts	$—	$(1,964,911)	$—	$(1,964,911)
Futures Contracts	(2,368,864)	—	—	(2,368,864)
Swap Agreements	—	(10,003)	—	(10,003)
Written Options	(95,000)	—	—	(95,000)
Total	$(2,463,864)	$(1,974,914)	$—	$(4,438,778)

Diversified Value Fund
Asset Investments
Common Stock	$313,413,519	$4,141,662 *	$—	$317,555,181
Preferred Stock	3,665,174	—	—	3,665,174
Warrants	12,852	—	—	12,852
Mutual Funds	10,090,893	—	—	10,090,893
Short-Term Investments	104	2,408,400	—	2,408,504
Total Investments	$327,182,542	$6,550,062	$—	$333,732,604

S&P 500 Index Fund
Asset Investments
Common Stock	$3,174,441,676	$—	$—	$3,174,441,676
Mutual Funds	2,507,873	—	—	2,507,873
Short-Term Investments	—	24,880,310	—	24,880,310
Total Investments	$3,176,949,549	$24,880,310	$—	$3,201,829,859
Asset Derivatives
Futures Contracts	$75,356	$—	$—	$75,356

Equity Opportunities Fund
Asset Investments
Common Stock	$675,996,709	$27,458,268 *	$—	$703,454,977
Preferred Stock	5,747,467	—	—	5,747,467
Warrants	18,750	—	—	18,750
Mutual Funds	6,872,020	—	—	6,872,020
Short-Term Investments	156	11,074,883	—	11,075,039
Total Investments	$688,635,102	$38,533,151	$—	$727,168,253

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total
Blue Chip Growth Fund
Asset Investments
Common Stock	$4,155,840,870	$119,537,791	*	$5,411,516	**	$4,280,790,177
Mutual Funds	1,613,606	—		—		1,613,606
Short-Term Investments	1,075	13,263,282		—		13,264,357
Total Investments	$4,157,455,551	$132,801,073		$5,411,516		$4,295,668,140

Mid-Cap Value Fund
Asset Investments
Common Stock	$91,429,702	$7,052,387	*	$—		$98,482,089
Mutual Funds	2,334,801	—		—		2,334,801
Short-Term Investments	—	2,629,155		—		2,629,155
Total Investments	$93,764,503	$9,681,542		$—		$103,446,045
Asset Derivatives
Forward Contracts	$—	$2,251		$—		$2,251
Liability Derivatives
Forward Contracts	$—	$(43,857)		$—		$(43,857)

Small Cap Value Equity Fund
Asset Investments
Common Stock	$71,358,993	$1,599,364	*	$—	+**	$72,958,357
Mutual Funds	687,309	—		—		687,309
Short-Term Investments	—	2,122,612		—		2,122,612
Total Investments	$72,046,302	$3,721,976		$—		$75,768,278

Small Company Value Fund
Asset Investments
Common Stock	$160,150,417	$—		$—	+**	$160,150,417
Mutual Funds	856,534	—		—		856,534
Short-Term Investments	—	2,370,278		—		2,370,278
Total Investments	$161,006,951	$2,370,278		$—		$163,377,229

S&P Mid Cap Index Fund
Asset Investments
Common Stock	$373,502,496	$—		$—		$373,502,496
Mutual Funds	1,085,921	—		—		1,085,921
Short-Term Investments	—	2,726,653		—		2,726,653
Total Investments	$374,588,417	$2,726,653		$—		$377,315,070
Asset Derivatives
Futures Contracts	$19,274	$—		$—		$19,274

Russell 2000 Small Cap Index Fund
Asset Investments
Common Stock	$257,630,185	$27,175		$—	+**	$257,657,360
Warrants	—	—		234	**	234
Rights	—	—		10,471	**	10,471
Mutual Funds	9,561,888	—		—		9,561,888
Short-Term Investments	—	1,154,613		—		1,154,613
Total Investments	$267,192,073	$1,181,788		$10,705		$268,384,566
Asset Derivatives
Futures Contracts	$7,921	$—		$—		$7,921

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Mid Cap Growth Fund
Asset Investments
Common Stock	$8,437,895,098	$—	$6,666,127	**	$8,444,561,225
Preferred Stock	—	—	32,347,572	**	32,347,572
Warrants	573,736	—	—		573,736
Mutual Funds	47,853,363	—	—		47,853,363
Short-Term Investments	153,820,895	102,123,408	—		255,944,303
Total Investments	$8,640,143,092	$102,123,408	$39,013,699		$8,781,280,199

Small Cap Growth Equity Fund
Asset Investments
Common Stock	$576,107,094	$5,132,169	$20,327	**	$581,259,590
Preferred Stock	—	—	1,283,813	**	1,283,813
Mutual Funds	9,401,842	—	—		9,401,842
Short-Term Investments	—	7,422,792	—		7,422,792
Total Investments	$585,508,936	$12,554,961	$1,304,140		$599,368,037

MSCI EAFE International Index Fund
Asset Investments
Common Stock*
Australia	$—	$12,622,817	$—		$12,622,817
Austria	—	302,460	—		302,460
Belgium	—	1,737,278	—		1,737,278
Bermuda	—	347,732	—		347,732
Cayman Islands	216,305	942,345	—		1,158,650
Denmark	—	4,958,012	—		4,958,012
Finland	—	2,400,228	—		2,400,228
France	—	19,571,928	—		19,571,928
Germany	234,942	17,156,269	—		17,391,211
Hong Kong	—	5,002,746	—		5,002,746
Ireland	—	1,627,487	—		1,627,487
Israel	587,735	559,617	—		1,147,352
Italy	—	3,472,641	—		3,472,641
Japan	—	50,585,990	—		50,585,990
Luxembourg	—	442,742	—		442,742
Netherlands	467,736	9,914,602	—		10,382,338
New Zealand	—	601,893	—		601,893
Norway	—	1,107,191	—		1,107,191
Papua New Guinea	—	55,943	—		55,943
Portugal	—	326,929	—		326,929
Singapore	—	2,042,022	—		2,042,022
Spain	—	4,361,510	—		4,361,510
Sweden	—	6,126,879	—		6,126,879
Switzerland	—	20,278,832	—		20,278,832
United Kingdom	115,654	25,646,545	—		25,762,199
Preferred Stock*
Germany	—	1,126,987	—		1,126,987
Italy	—	29,787	—		29,787
Mutual Funds	2,076,993	—	—		2,076,993
Short-Term Investments	—	1,320,257	—		1,320,257
Total Investments	$3,699,365	$194,669,669	$—		$198,369,034

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
MSCI EAFE International Index Fund (Continued)
Asset Derivatives
Forward Contracts	$—	$17,388	$—	$17,388
Futures Contracts	11,198	—	—	11,198
Total	$11,198	$17,388	$—	$28,586
Liability Derivatives
Forward Contracts	$—	$(20,631)	$—	$(20,631)
Futures Contracts	(101,506)	—	—	(101,506)
Total	$(101,506)	$(20,631)	$—	$(122,137)

Overseas Fund
Asset Investments
Common Stock*
Australia	$—	$7,246,315	$—	$7,246,315
Belgium	—	6,238,889	—	6,238,889
Brazil	1,057,759	—	—	1,057,759
Canada	14,603,473	—	—	14,603,473
Cayman Islands	3,867,016	4,183,676	—	8,050,692
Denmark	—	11,212,929	—	11,212,929
Finland	—	2,730,113	—	2,730,113
France	—	95,647,292	—	95,647,292
Germany	—	75,922,428	—	75,922,428
Hong Kong	—	10,532,880	—	10,532,880
India	—	12,646,547	—	12,646,547
Indonesia	—	2,329,013	—	2,329,013
Ireland	8,060,310	4,698,934	—	12,759,244
Israel	5,243,093	—	—	5,243,093
Italy	—	13,289,259	—	13,289,259
Japan	—	68,987,835	—	68,987,835
Mexico	1,833,606	—	—	1,833,606
Netherlands	—	33,434,290	—	33,434,290
Portugal	—	2,369,403	—	2,369,403
Republic of Korea	—	4,037,977	—	4,037,977
Singapore	—	3,421,157	—	3,421,157
South Africa	—	5,132,559	—	5,132,559
Spain	—	9,453,572	—	9,453,572
Sweden	—	15,215,162	—	15,215,162
Switzerland	—	74,403,861	—	74,403,861
Taiwan	7,185,477	—	—	7,185,477
United Kingdom	3,661,093	85,123,935	—	88,785,028
United States	3,211,894	—	—	3,211,894
Preferred Stock*
Germany	—	1,277,474	—	1,277,474
Mutual Funds	1,960,355	—	—	1,960,355
Short-Term Investments	—	11,579,242	—	11,579,242
Total Investments	$50,684,076	$561,114,742	$—	$611,798,818
Liability Derivatives
Forward Contracts	$—	$(53,567)	$—	$(53,567)

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
MM Select T. Rowe Price International Equity Fund
Asset Investments
Common Stock*
Australia	$—	$31,553,794	$—		$31,553,794
Austria	—	6,077,250	—		6,077,250
Belgium	—	7,839,370	—		7,839,370
Bermuda	4,094,274	4,274,751	—		8,369,025
Brazil	8,518,358	—	—		8,518,358
British Virgin Islands	—	1,232,522	—		1,232,522
Canada	35,159,876	—	—		35,159,876
Cayman Islands	51,861,124	49,538,672	—		101,399,796
Chile	1,594,732	—	—		1,594,732
China	—	40,665,522	—		40,665,522
Czech Republic	—	581,339	—		581,339
Denmark	744,594	1,050,262	—		1,794,856
Finland	—	15,756,288	—		15,756,288
France	—	85,440,053	—		85,440,053
Germany	1,225,931	78,911,278	—		80,137,209
Hong Kong	—	27,083,983	—		27,083,983
Hungary	—	2,618,389	—		2,618,389
India	1,385,175	31,919,884	—		33,305,059
Indonesia	—	9,263,515	—		9,263,515
Ireland	—	6,749,900	—		6,749,900
Italy	—	14,968,942	—		14,968,942
Japan	1,047,904	213,353,724	—		214,401,628
Luxembourg	1,846,323	756,318	—		2,602,641
Mexico	3,586,975	—	—		3,586,975
Netherlands	14,494,568	70,929,807	—		85,424,375
Norway	—	6,897,744	—		6,897,744
Philippines	—	5,213,991	—		5,213,991
Poland	—	2,221,498	—		2,221,498
Portugal	—	10,698,106	—		10,698,106
Republic of Korea	1,640,129	64,077,614	—		65,717,743
Russia	—	10,977,153	—		10,977,153
Saudi Arabia	—	1,091,234	—		1,091,234
Singapore	—	8,114,559	—		8,114,559
South Africa	—	17,759,121	—		17,759,121
Spain	—	8,468,098	—		8,468,098
Sweden	—	17,933,815	—		17,933,815
Switzerland	—	86,057,348	—		86,057,348
Taiwan	—	52,105,918	—		52,105,918
Thailand	6,433,660	229,256	—		6,662,916
Turkey	—	738,025	—		738,025
United Arab Emirates	—	2,852,000	—		2,852,000
United Kingdom	22,700,334	105,989,086	—		128,689,420
United States	17,416,512	1,434,257	—		18,850,769
Preferred Stock*
Brazil	5,622,479	—	—		5,622,479
Germany	—	3,314,684	—		3,314,684
Italy	—	803,026	—		803,026
Republic of Korea	—	2,480,383	—		2,480,383
United States	—	—	550,376	**	550,376

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
MM Select T. Rowe Price International Equity Fund (Continued)
Asset Investments (Continued)
Mutual Funds	$10,157,478	$—	$—	$10,157,478
Rights	—	158,326	—	158,326
Short-Term Investments	17,663,937	1,000,000	—	18,663,937
Total Investments	$207,194,363	$1,111,180,805	$550,376	$1,318,925,544
Liability Derivatives
Written Options	$—	$(30,819)	$—	$(30,819)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their respective foreign markets, as applicable.

**

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at September 30, 2020 in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2020 is not presented.

***	Unfunded loan commitments are valued at the unrealized appreciation (depreciation) on the commitment.
+	Represents a security at $0 value as of September 30, 2020.

For certain Fund(s) the Statement of Assets and Liabilities shows receivables from: investments sold on a delayed delivery basis, collateral pledged for open futures contracts, and collateral pledged for open swap agreements, as well as, any applicable liabilities for investments purchased on a delayed delivery basis, amounts due to custodian, and collateral held for securities on loan. These amounts approximate fair value and would be categorized at Level 2 for each applicable Fund as of September 30, 2020.

The Funds had no Level 3 transfers during the year ended September 30, 2020.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended September 30, 2020 are discussed below.

At September 30, 2020, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Total Return Bond Fund
Asset Derivatives
Futures Contracts^^	$—	$—	$—	$26,107	$26,107
Liability Derivatives
Futures Contracts^^	$—	$—	$—	$(47,722)	$(47,722)
Realized Gain (Loss)#
Forward Contracts	$—	$—	$328,894	$—	$328,894
Futures Contracts	—	—	—	5,524,862	5,524,862
Swap Agreements	—	—	—	29,678	29,678
Written Options	—	—	—	200,400	200,400
Total Realized Gain (Loss)	$—	$—	$328,894	$5,754,940	$6,083,834

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Total Return Bond Fund (Continued)
Change in Appreciation (Depreciation)##
Futures Contracts	$—	$—	$—	$225,789	$225,789
Swap Agreements	—	—	—	130,016	130,016
Total Change in Appreciation (Depreciation)	$—	$—	$—	$355,805	$355,805

Strategic Bond Fund
Asset Derivatives
Purchased Options*,^^^	$—	$—	$—	$78,375	$78,375
Forward Contracts*	—	—	1,319,117	—	1,319,117
Futures Contracts^^	—	—	—	1,855,343	1,855,343
Swap Agreements*	—	—	—	89,068	89,068
Swap Agreements^^,^^^	1,458,448	—	—	2,293,161	3,751,609
Total Value	$1,458,448	$—	$1,319,117	$4,315,947	$7,093,512
Liability Derivatives
Forward Contracts^	$—	$—	$(1,964,911)	$—	$(1,964,911)
Futures Contracts^^	—	—	—	(2,368,864)	(2,368,864)
Swap Agreements^^,^^^	—	—	—	(10,003)	(10,003)
Written Options^,^^^	—	—	—	(95,000)	(95,000)
Total Value	$—	$—	$(1,964,911)	$(2,473,867)	$(4,438,778)
Realized Gain (Loss)#
Purchased Options	$—	$—	$(526,179)	$(7,858,693)	$(8,384,872)
Forward Contracts	—	—	(5,042,358)	—	(5,042,358)
Futures Contracts	—	—	—	24,087,451	24,087,451
Swap Agreements	360,145	—	—	(23,961,212)	(23,601,067)
Written Options	—	—	428,586	8,126,886	8,555,472
Total Realized Gain (Loss)	$360,145	$—	$(5,139,951)	$394,432	$(4,385,374)
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$(533,989)	$(51,355)	$(585,344)
Forward Contracts	—	—	(86,878)	—	(86,878)
Futures Contracts	—	—	—	(1,629,385)	(1,629,385)
Swap Agreements	1,015,339	—	—	9,319,102	10,334,441
Written Options	—	—	—	(92,263)	(92,263)
Total Change in Appreciation (Depreciation)	$1,015,339	$—	$(620,867)	$7,546,099	$7,940,571

S&P 500 Index Fund
Asset Derivatives
Futures Contracts^^	$—	$75,356	$—	$—	$75,356
Realized Gain (Loss)#
Futures Contracts	$—	$7,294,092	$—	$—	$7,294,092
Change in Appreciation (Depreciation)##
Futures Contracts	$—	$190,147	$—	$—	$190,147

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Mid-Cap Value Fund
Asset Derivatives
Forward Contracts*,^^^	$—	$—	$2,251	$—	$2,251
Liability Derivatives
Forward Contracts^,^^^	$—	$—	$(43,857)	$—	$(43,857)
Realized Gain (Loss)#
Forward Contracts	$—	$—	$(48,709)	$—	$(48,709)
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$—	$(144,954)	$—	$(144,954)

S&P Mid Cap Index Fund
Asset Derivatives
Futures Contracts^^	$—	$19,274	$—	$—	$19,274
Realized Gain (Loss)#
Futures Contracts	$—	$2,504,647	$—	$—	$2,504,647
Change in Appreciation (Depreciation)##
Futures Contracts	$—	$75,707	$—	$—	$75,707

Russell 2000 Small Cap Index Fund
Asset Derivatives
Futures Contracts^^	$—	$7,921	$—	$—	$7,921
Realized Gain (Loss)#
Futures Contracts	$—	$1,659,982	$—	$—	$1,659,982
Change in Appreciation (Depreciation)##
Futures Contracts	$—	$95,632	$—	$—	$95,632

MSCI EAFE International Index Fund
Asset Derivatives
Forward Contracts*	$—	$—	$17,388	$—	$17,388
Futures Contracts^^	—	11,198	—	—	11,198
Total Value	$—	$11,198	$17,388	$—	$28,586
Liability Derivatives
Forward Contracts^	$—	$—	$(20,631)	$—	$(20,631)
Futures Contracts^^	—	(101,506)	—	—	(101,506)
Total Value	$—	$(101,506)	$(20,631)	$—	$(122,137)
Realized Gain (Loss)#
Forward Contracts	$—	$—	$94,785	$—	$94,785
Futures Contracts	—	161,670	—	—	161,670
Total Realized Gain (Loss)	$—	$161,670	$94,785	$—	$256,455
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$—	$7,485	$—	$7,485
Futures Contracts	—	(137,532)	—	—	(137,532)
Total Change in Appreciation (Depreciation)	$—	$(137,532)	$7,485	$—	$(130,047)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Overseas Fund
Liability Derivatives
Forward Contracts^	$—	$—	$(53,567)	$—	$(53,567)
Realized Gain (Loss)#
Forward Contracts	$—	$—	$(8,879)	$—	$(8,879)
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$—	$(83,000)	$—	$(83,000)

MM Select T. Rowe Price International Equity Fund
Liability Derivatives
Written Options^	$—	$(30,819)	$—	$—	$(30,819)
Realized Gain (Loss)#
Forward Contracts	$—	$—	$(13,812)	$—	$(13,812)
Written Options	—	314,225	—	—	314,225
Total Realized Gain (Loss)	$—	$314,225	$(13,812)	$—	$300,413
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$—	$(8,318)	$—	$(8,318)
Written Options	—	8,958	—	—	8,958
Total Change in Appreciation (Depreciation)	$—	$8,958	$(8,318)	$—	$640

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts or written options outstanding, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents centrally cleared swaps, exchange-traded purchased and written options, or forward contracts, which are not subject to a master netting agreement or similar agreement.
#

Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

Notes to Financial Statements (Continued)

For the year ended September 30, 2020, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions
Total Return Bond Fund	729	$13,023,972	$95,630,714	—	$—	200	$—
Strategic Bond Fund	4,000	115,395,085	524,981,700	12,688,031	8,711,429	4,474,384	37,488,000
S&P 500 Index Fund	187	—	—	—	—	—	—
Mid-Cap Value Fund	—	8,926,111	—	—	—	—	—
S&P Mid Cap Index Fund	38	—	—	—	—	—	—
Russell 2000 Small Cap Index Fund	65	—	—	—	—	—	—
MSCI EAFE International Index Fund	87	7,766,499	—	—	—	—	—
Overseas Fund	—	2,157,239	—	—	—	—	—
MM Select T. Rowe Price International Equity Fund	—	1,549,651	—	—	—	282	—

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased swaptions and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2020.

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of a Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s derivatives exposure as of September 30, 2020. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) or similar agreement and net of the related collateral received by the Fund(s) as of September 30, 2020.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Strategic Bond Fund
BNP Paribas SA	$507,679	$(507,679)	$—	$—
Citibank N.A.	361,839	(289,358)	—	72,481
Goldman Sachs & Co.	538,667	(164,977)	(135,778)	237,912
	$1,408,185	$(962,014)	$(135,778)	$310,393
MSCI EAFE International Index Fund
Bank of New York Mellon	$3,780	$(3,780)	$—	$—
BNP Paribas SA	2,391	—	—	2,391
Citibank N.A.	362	(362)	—	—
Morgan Stanley & Co. LLC	10,855	(1,580)	—	9,275
	$17,388	$(5,722)	$—	$11,666

Notes to Financial Statements (Continued)

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA or similar agreement and net of the related collateral pledged by the Fund(s) as of September 30, 2020.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Strategic Bond Fund
BNP Paribas SA	$(1,510,576)	$507,679	$—	$(1,002,897)
Citibank N.A.	(289,358)	289,358	—	—
Goldman Sachs & Co.	(164,977)	164,977	—	—
	$(1,964,911)	$962,014	$—	$(1,002,897)
MSCI EAFE International Index Fund
Bank of New York Mellon	$(14,278)	$3,780	$—	$(10,498)
Citibank N.A.	(4,773)	362	—	(4,411)
Morgan Stanley & Co. LLC	(1,580)	1,580	—	—
	$(20,631)	$5,722	$—	$(14,909)
Overseas Fund
State Street Bank and Trust Co.	$(53,567)	$—	$—	$(53,567)

MM Select T. Rowe Price International Equity Fund
JP Morgan Chase Bank N.A.	$(30,819)	$—	$—	$(30,819)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within an MNA or similar agreement.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may also buy and sell options on currencies. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a futures contract or forward contract with respect to that currency. For example, futures contracts are exchange-traded and typically have minimal exposure to counterparty risk and forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Notes to Financial Statements (Continued)

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts and related options.

Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

Notes to Financial Statements (Continued)

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Notes to Financial Statements (Continued)

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Notes to Financial Statements (Continued)

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC

Notes to Financial Statements (Continued)

options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Hybrid Instruments

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to one or more underlying assets, indexes, economic factors, or other benchmarks. Because hybrid instruments may be designed to provide indirect exposures to virtually any type of derivative instrument, a Fund may invest in a hybrid instrument for any purpose it might engage in derivatives transactions. Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity. The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies or other types of investments, and will depend upon the terms of the instrument. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful. The terms of a hybrid instrument may create investment leverage. Hybrid instruments are typically privately issued, presenting credit risk of the issuer, and may be highly illiquid and difficult to value.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

Notes to Financial Statements (Continued)

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

The Strategic Bond Fund entered into certain loan agreements which are unfunded. The Strategic Bond Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the Strategic Bond Fund’s Portfolio of Investments. At September 30, 2020, the Strategic Bond Fund had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being

Notes to Financial Statements (Continued)

within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) and/or securities (U.S. Treasury and Agency obligations) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2020, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Notes to Financial Statements (Continued)

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the year ended September 30, 2020, is reflected as securities lending income on the Statement of Operations.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets or another alternative method.

Foreign Securities

Each of the MSCI EAFE International Index Fund, Overseas Fund, and MM Select T. Rowe Price International Equity Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may

Notes to Financial Statements (Continued)

adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3. Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rates shown in the following table.

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services.

The Funds’ subadvisory fees, if applicable, are paid monthly by MML Advisers out of the advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Total Return Bond Fund	0.30% on the first $2 billion; and	Metropolitan West Asset Management, LLC
0.27% on any excess over $2 billion
Strategic Bond Fund	0.45% on the first $200 million; and	Western Asset Management Company, LLC; and
	0.35% on any excess over $200 million	Western Asset Management Company Limited
Diversified Value Fund	0.50% on the first $400 million; and	Brandywine Global Investment Management, LLC;
	0.475% on any excess over $400 million	and T. Rowe Price Associates, Inc.
Fundamental Value Fund	0.60% on the first $1.25 billion;	Barrow, Hanley, Mewhinney & Strauss, LLC; and
	0.575% on the next $250 million; and	Boston Partners Global Investors, Inc.
0.55% on any excess over $1.5 billion
S&P 500 Index Fund	0.10% on the first $2.5 billion;	Northern Trust Investments, Inc.
0.08% on the next $2.5 billion; and
0.05% on any excess over $5 billion

Notes to Financial Statements (Continued)

Fund	Investment Advisory Fee	Investment Subadviser(s)
Equity Opportunities Fund	0.69% on the first $1 billion; and	T. Rowe Price Associates, Inc.; and
	0.64% on any excess over $1 billion	Wellington Management Company LLP
Fundamental Growth Fund*	0.65% on the first $300 million; and	Wellington Management Company LLP; and
	0.60% on any excess over $300 million	Westfield Capital Management Company, L.P.
Blue Chip Growth Fund	0.65% on the first $750 million; and	Loomis, Sayles & Company, L.P.; and
	0.60% on any excess over $750 million	T. Rowe Price Associates, Inc.
Growth Opportunities Fund	0.71% on the first $500 million; and	Jackson Square Partners LLC; and
	0.68% on any excess over $500 million	Sands Capital Management, LLC
Mid-Cap Value Fund	0.70% on the first $300 million; and	American Century Investment Management, Inc.
0.65% on any excess over $300 million
Small Cap Value Equity Fund	0.75% on the first $300 million; and 0.70% on any excess over $300 million	Barrow, Hanley, Mewhinney & Strauss, LLC; and Wellington Management Company LLP
Small Company Value Fund	0.85% on the first $750 million; and	AllianceBernstein L.P.; and
	0.80% on any excess over $750 million	American Century Investment Management, Inc.
S&P Mid Cap Index Fund	0.10% on the first $500 million; and	Northern Trust Investments, Inc.
0.08% on any excess over $500 million
Russell 2000 Small Cap Index Fund	0.10% on the first $500 million; and	Northern Trust Investments, Inc.
0.08% on any excess over $500 million
Mid Cap Growth Fund	0.72% on the first $2 billion; and	Frontier Capital Management Company, LLC;
	0.67% on any excess over $2 billion	and T. Rowe Price Associates, Inc.
Small Cap Growth Equity Fund	0.80% on the first $1 billion; and	Invesco Advisers, Inc.; and Wellington
	0.78% on any excess over $1 billion	Management Company LLP
MSCI EAFE International Index Fund	0.10% on the first $1 billion; and	Northern Trust Investments, Inc.
0.09% on any excess over $1 billion
Overseas Fund	0.80% on the first $750 million;	Harris Associates L.P.; and
	0.775% on the next $500 million; and	Massachusetts Financial Services Company
0.75% on any excess over $1.25 billion
MM Select T. Rowe Price International Equity Fund**	0.00%***	T. Rowe Price Associates, Inc.

*	Effective March 2, 2020, Westfield Capital Management Company, L.P. was added as a subadviser of the Fund.

**	T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited each serves as a sub-subadviser of the Fund.

***	Prior to August 1, 2020, the advisory fee was 0.69%.

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Total Return Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Strategic Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Diversified Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Fundamental Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
S&P 500 Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Equity Opportunities Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Fundamental Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Blue Chip Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Growth Opportunities Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

Notes to Financial Statements (Continued)

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Mid-Cap Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Value Equity Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Company Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
S&P Mid Cap Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Russell 2000 Small Cap Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Mid Cap Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Growth Equity Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MSCI EAFE International Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Overseas Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM Select T. Rowe Price International Equity Fund	None	N/A	N/A	N/A	N/A	N/A	N/A

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

The Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Mid-Cap Value Fund*	0.80%	0.90%	1.00%	1.10%	1.35%	1.25%	1.50%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2021.

Notes to Financial Statements (Continued)

MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Class I
MM Select T. Rowe Price International Equity Fund*	0.00%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2022.

Prior to August 1, 2020, MML Advisers agreed to cap the Fees and Expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Class I
MM Select T. Rowe Price International Equity Fund	0.67%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

Effective March 1, 2020, MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Overseas Fund*	0.79%	0.89%	0.99%	1.09%	1.34%	1.24%	1.49%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense cap in effect through January 31, 2022.

Prior to February 1, 2020, MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Strategic Bond Fund	0.48%	0.58%	0.68%	0.78%	1.03%	0.93%	1.18%
Russell 2000 Small Cap Index Fund	0.20%	0.30%	0.45%	0.55%	0.80%	0.70%	0.95%
MSCI EAFE International Index Fund	0.25%	0.35%	0.50%	0.60%	0.85%	0.75%	1.00%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

Notes to Financial Statements (Continued)

Effective April 1, 2020, MML Advisers has agreed to voluntarily waive 0.02% of the advisory fees of the Growth Opportunities Fund. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended September 30, 2020, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Diversified Value Fund	$4,037
Fundamental Value Fund	211
Equity Opportunities Fund	1,707
Blue Chip Growth Fund	44,618
Growth Opportunities Fund	13,326
Small Cap Value Equity Fund	202
Mid Cap Growth Fund	113,349
Small Cap Growth Equity Fund	6,291

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2020:

Total % Ownership by Related Party
Total Return Bond Fund	73.5%
Strategic Bond Fund	70.8%
Diversified Value Fund	66.4%
Fundamental Value Fund	91.9%
S&P 500 Index Fund	69.5%
Equity Opportunities Fund	70.3%
Fundamental Growth Fund	73.5%
Blue Chip Growth Fund	53.7%
Growth Opportunities Fund	56.8%
Mid-Cap Value Fund	77.7%
Small Cap Value Equity Fund	82.6%
Small Company Value Fund	60.5%

Notes to Financial Statements (Continued)

Total % Ownership by Related Party
S&P Mid Cap Index Fund	65.1%
Russell 2000 Small Cap Index Fund	59.4%
Mid Cap Growth Fund	19.0%
Small Cap Growth Equity Fund	73.1%
MSCI EAFE International Index Fund	59.6%
Overseas Fund	83.3%
MM Select T. Rowe Price International Equity Fund	100.0%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2020, were as follows:

	Purchases		Sales
	Long- Term U.S. Government Securities	Other Long-Term Securities	Long- Term U.S. Government Securities	Other Long-Term Securities
Total Return Bond Fund	$2,550,911,424	$191,502,283	$2,534,814,310	$234,177,011
Strategic Bond Fund	1,225,673,072	162,506,447	1,308,248,121	57,080,333
Diversified Value Fund	—	173,555,928	—	174,108,400
Fundamental Value Fund	—	313,725,994	—	441,159,567
S&P 500 Index Fund	—	177,776,457	—	690,061,694
Equity Opportunities Fund	—	333,044,840	—	257,248,689
Fundamental Growth Fund	—	163,247,383	—	259,670,457
Blue Chip Growth Fund	—	1,037,039,648	—	983,551,863
Growth Opportunities Fund	—	216,780,988	—	357,693,505
Mid-Cap Value Fund	—	79,353,953	—	68,365,933
Small Cap Value Equity Fund	—	62,951,234	—	59,221,381
Small Company Value Fund	—	100,658,448	—	110,549,107
S&P Mid Cap Index Fund	—	74,344,396	—	144,525,566
Russell 2000 Small Cap Index Fund	—	45,513,697	—	70,113,450
Mid Cap Growth Fund	—	2,991,470,686	—	3,866,925,126
Small Cap Growth Equity Fund	—	416,039,968	—	431,166,302
MSCI EAFE International Index Fund	—	18,791,754	—	46,305,347
Overseas Fund	—	233,791,761	—	195,966,716
MM Select T. Rowe Price International Equity Fund	—	525,250,566	—	360,522,462

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

	Purchases	Sales
Mid Cap Growth Fund	$—	$438,981

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Total Return Bond Fund Class I
Sold	26,740,428	$278,564,867	13,670,678	$133,137,029
Issued as reinvestment of dividends	1,448,165	14,496,136	1,368,293	12,861,958
Redeemed	(17,609,306)	(182,672,053)	(12,888,794)	(126,526,498)
Net increase (decrease)	10,579,287	$110,388,950	2,150,177	$19,472,489
Total Return Bond Fund Class R5
Sold	1,400,696	$14,841,749	589,795	$5,786,794
Issued as reinvestment of dividends	116,560	1,165,597	156,234	1,467,037
Redeemed	(2,351,594)	(24,136,296)	(1,758,884)	(17,437,975)
Net increase (decrease)	(834,338)	$(8,128,950)	(1,012,855)	$(10,184,144)
Total Return Bond Fund Service Class
Sold	2,687,070	$28,121,822	1,146,933	$11,383,394
Issued as reinvestment of dividends	315,558	3,168,205	349,608	3,296,801
Redeemed	(5,668,967)	(58,777,011)	(3,905,740)	(37,811,577)
Net increase (decrease)	(2,666,339)	$(27,486,984)	(2,409,199)	$(23,131,382)
Total Return Bond Fund Administrative Class
Sold	710,503	$7,453,290	928,035	$8,928,665
Issued as reinvestment of dividends	54,234	542,340	146,483	1,374,011
Redeemed	(918,398)	(9,520,891)	(4,635,251)	(45,471,617)
Net increase (decrease)	(153,661)	$(1,525,261)	(3,560,733)	$(35,168,941)
Total Return Bond Fund Class A
Sold	611,827	$6,472,950	469,048	$4,513,313
Issued as reinvestment of dividends	21,007	209,443	19,525	182,951
Redeemed	(403,194)	(4,186,745)	(113,567)	(1,096,006)
Net increase (decrease)	229,640	$2,495,648	375,006	$3,600,258
Total Return Bond Fund Class R4
Sold	1,840,435	$19,264,501	1,538,264	$15,178,209
Issued as reinvestment of dividends	393,683	3,964,383	438,335	4,142,266
Redeemed	(8,377,218)	(87,652,172)	(4,296,874)	(41,941,983)
Net increase (decrease)	(6,143,100)	$(64,423,288)	(2,320,275)	$(22,621,508)
Total Return Bond Fund Class R3
Sold	504,550	$5,289,113	544,404	$5,281,932
Issued as reinvestment of dividends	67,450	674,501	72,442	680,228
Redeemed	(961,364)	(9,921,007)	(1,155,413)	(11,154,628)
Net increase (decrease)	(389,364)	$(3,957,393)	(538,567)	$(5,192,468)
Strategic Bond Fund Class I
Sold	18,250,299	$199,276,300	15,122,892	$156,124,408
Issued as reinvestment of dividends	1,527,108	16,309,511	857,306	8,470,181
Redeemed	(16,471,194)	(179,216,966)	(10,143,378)	(105,829,118)
Net increase (decrease)	3,306,213	$36,368,845	5,836,820	$58,765,471
Strategic Bond Fund Class R5
Sold	3,253,588	$36,313,939	1,372,654	$14,063,551
Issued as reinvestment of dividends	259,102	2,772,395	218,936	2,165,273
Redeemed	(2,822,518)	(31,024,658)	(2,117,406)	(21,914,303)
Net increase (decrease)	690,172	$8,061,676	(525,816)	$(5,685,479)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Strategic Bond Fund Service Class
Sold	1,056,415	$11,786,637	935,636	$9,773,940
Issued as reinvestment of dividends	128,661	1,377,962	120,964	1,196,330
Redeemed	(1,128,304)	(12,364,259)	(3,005,889)	(31,453,282)
Net increase (decrease)	56,772	$800,340	(1,949,289)	$(20,483,012)
Strategic Bond Fund Administrative Class
Sold	1,107,480	$12,012,532	1,663,582	$17,174,712
Issued as reinvestment of dividends	272,339	2,903,139	178,954	1,764,483
Redeemed	(2,061,667)	(22,401,357)	(1,889,873)	(19,490,098)
Net increase (decrease)	(681,848)	$(7,485,686)	(47,337)	$(550,903)
Strategic Bond Fund Class A
Sold	3,335,460	$36,392,503	1,516,195	$15,841,245
Issued as reinvestment of dividends	174,413	1,857,498	97,113	956,568
Redeemed	(2,670,600)	(28,863,254)	(1,561,785)	(16,185,301)
Net increase (decrease)	839,273	$9,386,747	51,523	$612,512
Strategic Bond Fund Class R4
Sold	1,296,220	$14,105,529	1,495,702	$15,315,402
Issued as reinvestment of dividends	232,529	2,464,809	159,397	1,563,692
Redeemed	(3,174,379)	(34,483,246)	(2,314,903)	(23,526,086)
Net increase (decrease)	(1,645,630)	$(17,912,908)	(659,804)	$(6,646,992)
Strategic Bond Fund Class R3
Sold	635,251	$6,876,869	605,558	$6,250,400
Issued as reinvestment of dividends	60,341	634,788	42,610	414,599
Redeemed	(998,607)	(10,594,168)	(889,108)	(9,232,946)
Net increase (decrease)	(303,015)	$(3,082,511)	(240,940)	$(2,567,947)
Diversified Value Fund Class I
Sold	7,927,280	$78,863,563	3,808,671	$42,123,866
Issued as reinvestment of dividends	1,350,696	15,492,478	2,860,238	28,659,584
Redeemed	(7,563,444)	(79,768,346)	(3,315,480)	(37,365,553)
Net increase (decrease)	1,714,532	$14,587,695	3,353,429	$33,417,897
Diversified Value Fund Class R5
Sold	545,903	$5,566,498	436,167	$5,156,305
Issued as reinvestment of dividends	459,049	5,283,654	2,000,197	20,081,978
Redeemed	(1,120,315)	(11,566,189)	(6,566,005)	(70,504,181)
Net increase (decrease)	(115,363)	$(716,037)	(4,129,641)	$(45,265,898)
Diversified Value Fund Service Class
Sold	662,914	$6,983,178	179,187	$2,004,575
Issued as reinvestment of dividends	61,899	713,075	129,162	1,299,372
Redeemed	(185,388)	(1,857,148)	(440,982)	(5,528,683)
Net increase (decrease)	539,425	$5,839,105	(132,633)	$(2,224,736)
Diversified Value Fund Administrative Class
Sold	408,808	$4,213,066	641,755	$7,342,582
Issued as reinvestment of dividends	116,460	1,352,099	206,937	2,096,273
Redeemed	(638,612)	(6,778,909)	(209,911)	(2,337,279)
Net increase (decrease)	(113,344)	$(1,213,744)	638,781	$7,101,576

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Diversified Value Fund Class A
Sold	576,272	$5,876,381	555,732	$6,224,083
Issued as reinvestment of dividends	205,695	2,365,497	596,709	5,990,960
Redeemed	(1,226,460)	(13,320,526)	(1,278,614)	(14,712,843)
Net increase (decrease)	(444,493)	$(5,078,648)	(126,173)	$(2,497,800)
Diversified Value Fund Class R4
Sold	609,100	$6,580,761	261,772	$2,953,952
Issued as reinvestment of dividends	42,879	485,396	76,842	760,735
Redeemed	(220,514)	(2,124,126)	(97,110)	(1,085,541)
Net increase (decrease)	431,465	$4,942,031	241,504	$2,629,146
Diversified Value Fund Class R3
Sold	72,005	$796,458	47,374	$542,182
Issued as reinvestment of dividends	11,709	133,835	33,523	334,894
Redeemed	(52,853)	(543,496)	(121,907)	(1,331,990)
Net increase (decrease)	30,861	$386,797	(41,010)	$(454,914)
Fundamental Value Fund Class I
Sold	10,392,675	$78,613,563	6,322,314	$61,866,915
Issued as reinvestment of dividends	7,895,744	68,929,847	8,037,971	73,708,191
Redeemed	(16,784,966)	(141,029,018)	(33,222,488)	(335,419,451)
Net increase (decrease)	1,503,453	$6,514,392	(18,862,203)	$(199,844,345)
Fundamental Value Fund Class R5
Sold	1,228,390	$9,256,683	701,718	$7,064,621
Issued as reinvestment of dividends	4,571,295	40,227,396	3,531,237	32,593,317
Redeemed	(7,270,124)	(59,763,633)	(11,072,213)	(112,540,225)
Net increase (decrease)	(1,470,439)	$(10,279,554)	(6,839,258)	$(72,882,287)
Fundamental Value Fund Service Class
Sold	922,360	$6,513,275	310,891	$3,089,946
Issued as reinvestment of dividends	625,969	5,483,484	557,701	5,125,269
Redeemed	(1,585,769)	(13,609,498)	(2,110,307)	(21,717,589)
Net increase (decrease)	(37,440)	$(1,612,739)	(1,241,715)	$(13,502,374)
Fundamental Value Fund Administrative Class
Sold	2,254,254	$16,283,135	307,371	$3,094,452
Issued as reinvestment of dividends	1,331,615	11,771,480	1,006,125	9,316,716
Redeemed	(1,764,414)	(14,563,177)	(2,807,615)	(28,488,602)
Net increase (decrease)	1,821,455	$13,491,438	(1,494,119)	$(16,077,434)
Fundamental Value Fund Class A
Sold	660,980	$4,661,173	388,142	$3,865,775
Issued as reinvestment of dividends	1,543,560	13,428,969	968,469	8,851,803
Redeemed	(4,033,924)	(29,680,710)	(2,046,669)	(20,880,122)
Net increase (decrease)	(1,829,384)	$(11,590,568)	(690,058)	$(8,162,544)
Fundamental Value Fund Class R4
Sold	141,194	$1,023,469	169,685	$1,603,882
Issued as reinvestment of dividends	216,821	1,849,486	117,038	1,053,343
Redeemed	(214,386)	(1,851,752)	(176,872)	(1,679,371)
Net increase (decrease)	143,629	$1,021,203	109,851	$977,854

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Fundamental Value Fund Class R3
Sold	25,383	$183,885	34,557	$331,846
Issued as reinvestment of dividends	59,078	501,573	36,577	328,097
Redeemed	(183,552)	(1,403,593)	(79,587)	(777,692)
Net increase (decrease)	(99,091)	$(718,135)	(8,453)	$(117,749)
S&P 500 Index Fund Class I
Sold	33,421,119	$556,933,137	25,054,216	$421,941,279
Issued as reinvestment of dividends	4,195,226	75,807,742	3,843,029	58,029,729
Redeemed	(35,434,447)	(626,105,886)	(8,426,764)	(146,018,018)
Net increase (decrease)	2,181,898	$6,634,993	20,470,481	$333,952,990
S&P 500 Index Fund Class R5
Sold	2,204,399	$38,510,146	5,890,459	$106,248,343
Issued as reinvestment of dividends	1,761,200	31,948,165	4,718,293	71,529,319
Redeemed	(9,593,636)	(164,654,240)	(9,419,098)	(166,682,986)
Net increase (decrease)	(5,628,037)	$(94,195,929)	1,189,654	$11,094,676
S&P 500 Index Fund Service Class
Sold	2,069,060	$36,686,768	2,897,796	$49,815,312
Issued as reinvestment of dividends	1,411,046	25,666,923	3,948,989	60,024,630
Redeemed	(5,771,824)	(105,316,228)	(8,317,098)	(148,888,548)
Net increase (decrease)	(2,291,718)	$(42,962,537)	(1,470,313)	$(39,048,606)
S&P 500 Index Fund Administrative Class
Sold	2,390,439	$41,989,674	2,565,659	$44,080,037
Issued as reinvestment of dividends	1,646,019	29,315,593	5,551,353	82,715,153
Redeemed	(11,527,435)	(196,203,014)	(11,132,277)	(188,444,766)
Net increase (decrease)	(7,490,977)	$(124,897,747)	(3,015,265)	$(61,649,576)
S&P 500 Index Fund Class A
Sold	235,638	$3,904,695	412,369	$7,070,716
Issued as reinvestment of dividends	93,596	1,633,249	296,224	4,330,792
Redeemed	(672,357)	(11,769,939)	(818,742)	(14,034,889)
Net increase (decrease)	(343,123)	$(6,231,995)	(110,149)	$(2,633,381)
S&P 500 Index Fund Class R4
Sold	5,133,080	$87,682,429	4,443,603	$74,660,223
Issued as reinvestment of dividends	2,145,497	37,696,386	6,212,016	91,378,752
Redeemed	(11,459,467)	(195,612,801)	(10,609,716)	(178,904,153)
Net increase (decrease)	(4,180,890)	$(70,233,986)	45,903	$(12,865,178)
S&P 500 Index Fund Class R3
Sold	2,443,017	$39,040,236	2,230,813	$36,601,220
Issued as reinvestment of dividends	815,298	13,900,835	2,506,360	35,840,947
Redeemed	(4,555,528)	(75,564,092)	(4,464,002)	(72,204,973)
Net increase (decrease)	(1,297,213)	$(22,623,021)	273,171	$237,194
Equity Opportunities Fund Class I
Sold	12,421,310	$206,164,899	3,035,315	$50,661,376
Issued as reinvestment of dividends	1,402,377	24,583,662	1,601,178	24,257,844
Redeemed	(5,458,064)	(90,794,647)	(4,206,249)	(73,449,225)
Net increase (decrease)	8,365,623	$139,953,914	430,244	$1,469,995

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Equity Opportunities Fund Class R5
Sold	1,129,158	$18,791,000	938,398	$16,186,702
Issued as reinvestment of dividends	892,027	15,717,523	1,076,263	16,380,730
Redeemed	(2,771,893)	(45,974,459)	(2,434,422)	(40,494,157)
Net increase (decrease)	(750,708)	$(11,465,936)	(419,761)	$(7,926,725)
Equity Opportunities Fund Service Class
Sold	406,648	$6,836,961	1,048,495	$18,294,492
Issued as reinvestment of dividends	266,700	4,589,902	305,302	4,548,999
Redeemed	(796,043)	(13,171,414)	(1,161,106)	(19,766,876)
Net increase (decrease)	(122,695)	$(1,744,551)	192,691	$3,076,615
Equity Opportunities Fund Administrative Class
Sold	409,941	$6,720,228	445,737	$7,528,781
Issued as reinvestment of dividends	273,138	4,621,502	434,813	6,378,705
Redeemed	(1,083,340)	(17,695,931)	(1,974,322)	(32,819,298)
Net increase (decrease)	(400,261)	$(6,354,201)	(1,093,772)	$(18,911,812)
Equity Opportunities Fund Class A
Sold	661,466	$10,067,957	382,332	$6,088,708
Issued as reinvestment of dividends	356,843	5,705,925	486,232	6,773,205
Redeemed	(1,256,328)	(19,391,539)	(1,681,151)	(26,781,215)
Net increase (decrease)	(238,019)	$(3,617,657)	(812,587)	$(13,919,302)
Equity Opportunities Fund Class R4
Sold	256,078	$3,736,679	196,151	$2,995,598
Issued as reinvestment of dividends	46,405	727,168	74,016	1,011,804
Redeemed	(154,197)	(2,272,567)	(412,404)	(6,605,916)
Net increase (decrease)	148,286	$2,191,280	(142,237)	$(2,598,514)
Equity Opportunities Fund Class R3
Sold	91,828	$1,301,061	89,507	$1,310,598
Issued as reinvestment of dividends	24,242	352,956	20,932	268,342
Redeemed	(87,465)	(1,231,551)	(66,589)	(994,020)
Net increase (decrease)	28,605	$422,466	43,850	$584,920
Fundamental Growth Fund Class I
Sold	1,555,962	$11,876,408	2,372,970	$18,436,450
Issued as reinvestment of dividends	1,551,887	11,328,772	1,840,112	12,107,941
Redeemed	(10,104,729)	(79,204,509)	(2,356,329)	(17,930,114)
Net increase (decrease)	(6,996,880)	$(55,999,329)	1,856,753	$12,614,277
Fundamental Growth Fund Class R5
Sold	610,639	$4,501,243	472,267	$3,770,788
Issued as reinvestment of dividends	708,391	5,192,507	867,849	5,727,800
Redeemed	(3,695,958)	(28,596,118)	(804,346)	(6,381,253)
Net increase (decrease)	(2,376,928)	$(18,902,368)	535,770	$3,117,335
Fundamental Growth Fund Service Class
Sold	134,115	$1,002,132	172,913	$1,335,468
Issued as reinvestment of dividends	236,331	1,680,311	280,888	1,806,108
Redeemed	(846,723)	(6,242,011)	(203,230)	(1,584,484)
Net increase (decrease)	(476,277)	$(3,559,568)	250,571	$1,557,092

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Fundamental Growth Fund Administrative Class
Sold	208,578	$1,487,047	438,322	$3,304,256
Issued as reinvestment of dividends	345,329	2,362,047	387,729	2,415,549
Redeemed	(712,667)	(5,130,345)	(251,462)	(1,810,175)
Net increase (decrease)	(158,760)	$(1,281,251)	574,589	$3,909,630
Fundamental Growth Fund Class A
Sold	570,854	$3,964,976	213,865	$1,490,234
Issued as reinvestment of dividends	445,633	2,838,685	544,322	3,200,614
Redeemed	(928,341)	(6,159,118)	(768,837)	(5,654,289)
Net increase (decrease)	88,146	$644,543	(10,650)	$(963,441)
Fundamental Growth Fund Class R4
Sold	75,585	$478,627	33,222	$236,631
Issued as reinvestment of dividends	35,428	222,136	93,125	540,125
Redeemed	(50,776)	(322,752)	(264,950)	(1,746,233)
Net increase (decrease)	60,237	$378,011	(138,603)	$(969,477)
Fundamental Growth Fund Class R3
Sold	138,133	$805,381	149,242	$902,211
Issued as reinvestment of dividends	97,413	552,331	120,853	647,771
Redeemed	(230,213)	(1,367,207)	(237,264)	(1,531,084)
Net increase (decrease)	5,333	$(9,495)	32,831	$18,898
Blue Chip Growth Fund Class I
Sold	24,419,832	$600,677,402	20,120,565	$437,855,749
Issued as reinvestment of dividends	5,007,432	116,222,496	5,344,396	102,719,292
Redeemed	(20,957,706)	(505,889,485)	(16,761,416)	(366,703,510)
Net increase (decrease)	8,469,558	$211,010,413	8,703,545	$173,871,531
Blue Chip Growth Fund Class R5
Sold	7,001,349	$183,239,368	3,464,828	$75,999,367
Issued as reinvestment of dividends	1,141,637	26,463,154	1,416,732	27,201,261
Redeemed	(7,351,889)	(179,209,630)	(6,350,192)	(138,238,848)
Net increase (decrease)	791,097	$30,492,892	(1,468,632)	$(35,038,220)
Blue Chip Growth Fund Service Class
Sold	3,083,183	$75,676,788	860,467	$19,184,637
Issued as reinvestment of dividends	248,267	5,702,690	325,475	6,197,046
Redeemed	(1,960,951)	(46,536,671)	(1,432,997)	(31,181,500)
Net increase (decrease)	1,370,499	$34,842,807	(247,055)	$(5,799,817)
Blue Chip Growth Fund Administrative Class
Sold	2,440,560	$59,514,382	2,195,385	$47,310,357
Issued as reinvestment of dividends	791,377	17,893,032	886,207	16,625,240
Redeemed	(3,566,157)	(83,416,126)	(2,815,023)	(60,297,086)
Net increase (decrease)	(334,220)	$(6,008,712)	266,569	$3,638,511
Blue Chip Growth Fund Class A
Sold	2,243,301	$52,653,546	1,653,800	$34,076,522
Issued as reinvestment of dividends	497,800	10,722,606	584,097	10,484,536
Redeemed	(3,760,228)	(86,943,259)	(2,735,931)	(55,700,237)
Net increase (decrease)	(1,019,127)	$(23,567,107)	(498,034)	$(11,139,179)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Blue Chip Growth Fund Class R4
Sold	1,213,245	$27,972,007	1,131,356	$22,931,648
Issued as reinvestment of dividends	281,633	6,055,123	356,162	6,375,294
Redeemed	(1,990,207)	(44,370,734)	(1,388,803)	(28,328,753)
Net increase (decrease)	(495,329)	$(10,343,604)	98,715	$978,189
Blue Chip Growth Fund Class R3
Sold	523,850	$10,911,043	961,661	$18,198,359
Issued as reinvestment of dividends	184,219	3,671,493	217,503	3,632,300
Redeemed	(1,375,384)	(28,412,564)	(1,033,239)	(19,462,628)
Net increase (decrease)	(667,315)	$(13,830,028)	145,925	$2,368,031
Growth Opportunities Fund Class I
Sold	7,663,376	$69,462,161	4,727,649	$46,549,167
Issued as reinvestment of dividends	6,611,545	50,975,012	8,972,720	76,357,844
Redeemed	(7,264,392)	(62,333,519)	(26,787,530)	(270,109,096)
Net increase (decrease)	7,010,529	$58,103,654	(13,087,161)	$(147,202,085)
Growth Opportunities Fund Class R5
Sold	3,711,539	$31,104,596	1,719,230	$17,847,569
Issued as reinvestment of dividends	5,166,905	39,010,130	3,600,399	30,171,346
Redeemed	(10,649,912)	(92,141,525)	(4,390,156)	(42,115,991)
Net increase (decrease)	(1,771,468)	$(22,026,799)	929,473	$5,902,924
Growth Opportunities Fund Service Class
Sold	743,737	$6,082,594	2,094,944	$17,966,463
Issued as reinvestment of dividends	3,246,545	23,180,329	1,678,129	13,542,503
Redeemed	(8,288,552)	(66,684,248)	(1,574,323)	(15,819,204)
Net increase (decrease)	(4,298,270)	$(37,421,325)	2,198,750	$15,689,762
Growth Opportunities Fund Administrative Class
Sold	993,283	$7,602,818	973,514	$9,031,349
Issued as reinvestment of dividends	2,305,355	15,284,502	1,489,497	11,409,550
Redeemed	(2,306,044)	(17,824,564)	(1,798,663)	(17,062,311)
Net increase (decrease)	992,594	$5,062,756	664,348	$3,378,588
Growth Opportunities Fund Class A
Sold	861,868	$5,599,220	282,511	$2,394,294
Issued as reinvestment of dividends	2,264,835	12,818,964	1,594,182	10,999,852
Redeemed	(2,155,853)	(13,962,433)	(1,834,271)	(15,638,953)
Net increase (decrease)	970,850	$4,455,751	42,422	$(2,244,807)
Growth Opportunities Fund Class R4
Sold	248,215	$1,643,971	485,721	$4,221,113
Issued as reinvestment of dividends	630,953	3,621,672	536,219	3,732,083
Redeemed	(1,699,777)	(10,287,051)	(1,334,831)	(11,495,660)
Net increase (decrease)	(820,609)	$(5,021,408)	(312,891)	$(3,542,464)
Growth Opportunities Fund Class R3
Sold	33,097	$171,178	52,441	$355,497
Issued as reinvestment of dividends	84,467	396,148	38,203	234,569
Redeemed	(89,953)	(462,736)	(58,142)	(457,602)
Net increase (decrease)	27,611	$104,590	32,502	$132,464

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Mid-Cap Value Fund Class I
Sold	3,729,787	$40,718,223	1,945,607	$23,014,843
Issued as reinvestment of dividends	133,346	1,720,169	1,090,387	11,503,586
Redeemed	(2,715,837)	(31,467,762)	(1,991,844)	(23,399,140)
Net increase (decrease)	1,147,296	$10,970,630	1,044,150	$11,119,289
Mid-Cap Value Fund Class R5
Sold	49,016	$581,867	45,600	$583,696
Issued as reinvestment of dividends	1,837	23,976	14,885	158,819
Redeemed	(82,766)	(838,987)	(21,440)	(259,078)
Net increase (decrease)	(31,913)	$(233,144)	39,045	$483,437
Mid-Cap Value Fund Service Class
Sold	621	$7,141	1,014	$11,944
Issued as reinvestment of dividends	146	1,889	2,935	31,115
Redeemed	(66)	(700)	(4,756)	(58,726)
Net increase (decrease)	701	$8,330	(807)	$(15,667)
Mid-Cap Value Fund Administrative Class
Sold	17,103	$208,245	5,515	$66,815
Issued as reinvestment of dividends	914	12,087	9,647	104,376
Redeemed	(12,127)	(134,157)	(7,203)	(89,945)
Net increase (decrease)	5,890	$86,175	7,959	$81,246
Mid-Cap Value Fund Class A
Sold	179,196	$2,100,583	101,575	$1,218,321
Issued as reinvestment of dividends	3,227	41,913	23,871	253,992
Redeemed	(133,660)	(1,468,907)	(76,895)	(949,066)
Net increase (decrease)	48,763	$673,589	48,551	$523,247
Mid-Cap Value Fund Class R4
Sold	11,801	$128,182	62,837	$818,137
Issued as reinvestment of dividends	909	11,666	9,964	104,519
Redeemed	(14,163)	(163,651)	(9,445)	(110,959)
Net increase (decrease)	(1,453)	$(23,803)	63,356	$811,697
Mid-Cap Value Fund Class R3
Sold	11,345	$122,111	11,335	$135,286
Issued as reinvestment of dividends	502	6,426	4,619	48,457
Redeemed	(18,526)	(193,355)	(2,480)	(30,141)
Net increase (decrease)	(6,679)	$(64,818)	13,474	$153,602
Small Cap Value Equity Fund Class I
Sold	6,100,337	$58,694,533	2,378,615	$27,063,398
Issued as reinvestment of dividends	472,443	5,187,429	1,308,313	12,834,546
Redeemed	(4,955,518)	(44,930,468)	(2,233,910)	(26,110,628)
Net increase (decrease)	1,617,262	$18,951,494	1,453,018	$13,787,316
Small Cap Value Equity Fund Class R5
Sold	522,939	$4,348,445	467,994	$5,342,829
Issued as reinvestment of dividends	141,385	1,558,062	1,153,330	11,337,239
Redeemed	(989,032)	(9,578,383)	(2,470,021)	(25,867,486)
Net increase (decrease)	(324,708)	$(3,671,876)	(848,697)	$(9,187,418)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Small Cap Value Equity Fund Service Class
Sold	65,149	$604,616	51,953	$616,718
Issued as reinvestment of dividends	33,271	368,640	133,804	1,323,324
Redeemed	(226,453)	(2,133,826)	(83,070)	(1,166,130)
Net increase (decrease)	(128,033)	$(1,160,570)	102,687	$773,912
Small Cap Value Equity Fund Administrative Class
Sold	82,457	$639,173	36,730	$413,940
Issued as reinvestment of dividends	27,711	304,272	137,435	1,349,611
Redeemed	(41,458)	(394,338)	(169,471)	(1,876,188)
Net increase (decrease)	68,710	$549,107	4,694	$(112,637)
Small Cap Value Equity Fund Class A
Sold	64,916	$553,978	187,524	$2,414,070
Issued as reinvestment of dividends	55,772	603,450	332,515	3,228,716
Redeemed	(295,422)	(3,025,340)	(442,523)	(4,925,205)
Net increase (decrease)	(174,734)	$(1,867,912)	77,516	$717,581
Small Cap Value Equity Fund Class R4
Sold	87,810	$768,637	229,789	$2,518,800
Issued as reinvestment of dividends	38,696	415,594	87,434	841,985
Redeemed	(245,637)	(2,122,364)	(111,623)	(1,275,286)
Net increase (decrease)	(119,131)	$(938,133)	205,600	$2,085,499
Small Cap Value Equity Fund Class R3
Sold	19,140	$160,962	21,902	$245,409
Issued as reinvestment of dividends	7,660	81,577	41,761	400,490
Redeemed	(16,749)	(154,103)	(71,603)	(794,665)
Net increase (decrease)	10,051	$88,436	(7,940)	$(148,766)
Small Company Value Fund Class I
Sold	2,963,245	$22,052,782	1,398,393	$12,943,322
Issued as reinvestment of dividends	534,168	4,994,472	1,652,823	13,734,961
Redeemed	(2,146,728)	(16,745,237)	(1,285,919)	(12,178,157)
Net increase (decrease)	1,350,685	$10,302,017	1,765,297	$14,500,126
Small Company Value Fund Class R5
Sold	1,429,633	$9,999,491	1,884,740	$17,378,409
Issued as reinvestment of dividends	363,511	3,427,906	1,160,945	9,717,110
Redeemed	(3,737,145)	(30,871,036)	(762,859)	(7,270,219)
Net increase (decrease)	(1,944,001)	$(17,443,639)	2,282,826	$19,825,300
Small Company Value Fund Service Class
Sold	160,829	$1,294,652	96,178	$900,268
Issued as reinvestment of dividends	36,710	343,971	125,400	1,044,582
Redeemed	(358,367)	(3,098,015)	(199,547)	(1,948,132)
Net increase (decrease)	(160,828)	$(1,459,392)	22,031	$(3,282)
Small Company Value Fund Administrative Class
Sold	802,999	$5,171,896	125,580	$1,148,139
Issued as reinvestment of dividends	63,414	580,242	232,190	1,890,022
Redeemed	(322,795)	(2,591,497)	(318,316)	(2,878,806)
Net increase (decrease)	543,618	$3,160,641	39,454	$159,355

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Small Company Value Fund Class A
Sold	507,837	$3,448,739	202,547	$1,774,108
Issued as reinvestment of dividends	100,963	884,436	353,245	2,762,377
Redeemed	(988,003)	(6,687,000)	(466,722)	(4,213,426)
Net increase (decrease)	(379,203)	$(2,353,825)	89,070	$323,059
Small Company Value Fund Class R4
Sold	85,162	$594,070	3,894	$33,662
Issued as reinvestment of dividends	2,960	25,544	10,400	80,185
Redeemed	(21,474)	(138,709)	(9,695)	(86,455)
Net increase (decrease)	66,648	$480,905	4,599	$27,392
Small Company Value Fund Class R3
Sold	5,796	$35,382	23,453	$194,684
Issued as reinvestment of dividends	2,223	17,675	10,406	74,193
Redeemed	(37,484)	(269,956)	(19,683)	(154,506)
Net increase (decrease)	(29,465)	$(216,899)	14,176	$114,371
S&P Mid Cap Index Fund Class I
Sold	2,665,722	$33,865,976	2,474,940	$32,652,821
Issued as reinvestment of dividends	247,478	3,459,749	361,061	4,293,020
Redeemed	(2,355,283)	(28,850,404)	(1,114,159)	(15,035,481)
Net increase (decrease)	557,917	$8,475,321	1,721,842	$21,910,360
S&P Mid Cap Index Fund Class R5
Sold	674,660	$8,099,876	1,495,280	$19,691,738
Issued as reinvestment of dividends	94,075	1,311,412	112,801	1,337,826
Redeemed	(1,344,225)	(17,041,206)	(706,857)	(9,044,335)
Net increase (decrease)	(575,490)	$(7,629,918)	901,224	$11,985,229
S&P Mid Cap Index Fund Service Class
Sold	311,713	$3,815,970	315,675	$4,111,233
Issued as reinvestment of dividends	58,293	809,111	139,718	1,650,071
Redeemed	(405,314)	(5,175,952)	(684,608)	(9,129,359)
Net increase (decrease)	(35,308)	$(550,871)	(229,215)	$(3,368,055)
S&P Mid Cap Index Fund Administrative Class
Sold	637,480	$7,678,855	768,706	$10,364,039
Issued as reinvestment of dividends	146,126	2,028,235	339,249	4,009,925
Redeemed	(1,459,621)	(18,176,333)	(1,507,027)	(19,901,787)
Net increase (decrease)	(676,015)	$(8,469,243)	(399,072)	$(5,527,823)
S&P Mid Cap Index Fund Class A
Sold	662,924	$8,185,717	783,216	$10,436,417
Issued as reinvestment of dividends	85,646	1,187,910	171,271	2,022,709
Redeemed	(1,042,536)	(13,281,747)	(751,098)	(10,003,486)
Net increase (decrease)	(293,966)	$(3,908,120)	203,389	$2,455,640
S&P Mid Cap Index Fund Class R4
Sold	1,491,172	$17,581,946	1,042,070	$13,729,082
Issued as reinvestment of dividends	261,265	3,602,840	676,847	7,946,180
Redeemed	(3,771,508)	(48,294,536)	(2,743,741)	(36,368,468)
Net increase (decrease)	(2,019,071)	$(27,109,750)	(1,024,824)	$(14,693,206)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
S&P Mid Cap Index Fund Class R3
Sold	1,303,189	$14,656,532	1,206,282	$15,693,928
Issued as reinvestment of dividends	300,992	4,138,636	725,807	8,491,936
Redeemed	(3,356,801)	(42,544,400)	(2,726,508)	(35,712,446)
Net increase (decrease)	(1,752,620)	$(23,749,232)	(794,419)	$(11,526,582)
Russell 2000 Small Cap Index Fund Class I
Sold	2,311,259	$25,844,570	2,071,938	$25,558,462
Issued as reinvestment of dividends	399,529	5,018,091	440,962	4,859,403
Redeemed	(2,212,222)	(24,428,978)	(1,102,532)	(13,545,427)
Net increase (decrease)	498,566	$6,433,683	1,410,368	$16,872,438
Russell 2000 Small Cap Index Fund Class R5
Sold	471,010	$5,439,736	473,631	$5,760,788
Issued as reinvestment of dividends	77,446	972,716	111,344	1,227,006
Redeemed	(601,900)	(6,880,319)	(839,484)	(10,461,374)
Net increase (decrease)	(53,444)	$(467,867)	(254,509)	$(3,473,580)
Russell 2000 Small Cap Index Fund Service Class
Sold	296,348	$3,352,630	333,113	$3,925,612
Issued as reinvestment of dividends	50,097	624,710	93,930	1,027,598
Redeemed	(313,216)	(3,613,707)	(1,011,383)	(12,562,753)
Net increase (decrease)	33,229	$363,633	(584,340)	$(7,609,543)
Russell 2000 Small Cap Index Fund Administrative Class
Sold	988,531	$10,534,632	1,372,351	$16,841,132
Issued as reinvestment of dividends	257,217	3,215,208	315,607	3,462,205
Redeemed	(1,506,216)	(16,617,282)	(1,262,009)	(15,306,734)
Net increase (decrease)	(260,468)	$(2,867,442)	425,949	$4,996,603
Russell 2000 Small Cap Index Fund Class A
Sold	619,381	$6,966,379	492,327	$6,014,638
Issued as reinvestment of dividends	118,060	1,467,484	161,024	1,758,380
Redeemed	(941,792)	(10,419,501)	(739,494)	(9,099,099)
Net increase (decrease)	(204,351)	$(1,985,638)	(86,143)	$(1,326,081)
Russell 2000 Small Cap Index Fund Class R4
Sold	1,135,599	$11,901,409	1,189,568	$14,159,392
Issued as reinvestment of dividends	289,492	3,581,019	428,619	4,654,800
Redeemed	(2,003,882)	(22,474,326)	(1,809,012)	(21,953,896)
Net increase (decrease)	(578,791)	$(6,991,898)	(190,825)	$(3,139,704)
Russell 2000 Small Cap Index Fund Class R3
Sold	788,203	$7,900,655	810,412	$9,735,585
Issued as reinvestment of dividends	260,598	3,210,572	384,302	4,158,146
Redeemed	(1,582,707)	(18,083,791)	(1,455,406)	(17,722,915)
Net increase (decrease)	(533,906)	$(6,972,564)	(260,692)	$(3,829,184)
Mid Cap Growth Fund Class I
Sold	34,540,216	$783,148,497	48,309,809	$1,057,593,667
Issued as reinvestment of dividends	13,522,755	316,432,464	22,611,204	430,517,322
Redeemed	(59,395,439)	(1,344,658,137)	(42,622,650)	(942,411,286)
Net increase (decrease)	(11,332,468)	$(245,077,176)	28,298,363	$545,699,703

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Mid Cap Growth Fund Class R5
Sold	8,605,542	$193,613,482	11,799,308	$259,087,615
Issued as reinvestment of dividends	3,539,260	81,863,075	6,342,925	119,564,131
Redeemed	(20,191,300)	(455,968,937)	(15,282,524)	(334,060,635)
Net increase (decrease)	(8,046,498)	$(180,492,380)	2,859,709	$44,591,111
Mid Cap Growth Fund Service Class
Sold	2,176,739	$46,753,495	2,704,076	$58,013,252
Issued as reinvestment of dividends	889,733	20,001,203	1,781,398	32,706,464
Redeemed	(5,968,123)	(131,535,127)	(5,264,743)	(113,466,899)
Net increase (decrease)	(2,901,651)	$(64,780,429)	(779,269)	$(22,747,183)
Mid Cap Growth Fund Administrative Class
Sold	846,728	$17,188,547	1,297,301	$26,753,541
Issued as reinvestment of dividends	779,260	16,621,612	1,593,776	27,875,145
Redeemed	(3,931,168)	(82,229,772)	(4,441,398)	(91,601,576)
Net increase (decrease)	(2,305,180)	$(48,419,613)	(1,550,321)	$(36,972,890)
Mid Cap Growth Fund Class A
Sold	1,463,243	$27,546,264	1,272,860	$24,177,566
Issued as reinvestment of dividends	719,593	13,974,495	1,467,530	23,553,860
Redeemed	(4,426,059)	(83,799,975)	(4,358,596)	(81,640,233)
Net increase (decrease)	(2,243,223)	$(42,279,216)	(1,618,206)	$(33,908,807)
Mid Cap Growth Fund Class R4
Sold	1,506,667	$28,364,925	2,749,878	$52,170,375
Issued as reinvestment of dividends	682,445	13,362,278	1,271,897	20,553,850
Redeemed	(5,153,659)	(98,729,578)	(3,797,243)	(71,740,786)
Net increase (decrease)	(2,964,547)	$(57,002,375)	224,532	$983,439
Mid Cap Growth Fund Class R3
Sold	321,265	$5,403,623	428,551	$7,314,380
Issued as reinvestment of dividends	123,807	2,187,663	236,934	3,485,296
Redeemed	(650,993)	(11,252,276)	(691,174)	(11,782,894)
Net increase (decrease)	(205,921)	$(3,660,990)	(25,689)	$(983,218)
Small Cap Growth Equity Fund Class I
Sold	6,872,775	$98,397,814	2,812,583	$42,624,811
Issued as reinvestment of dividends	2,199,888	32,558,345	4,305,827	53,822,840
Redeemed	(5,793,620)	(82,117,353)	(9,706,385)	(146,870,762)
Net increase (decrease)	3,279,043	$48,838,806	(2,587,975)	$(50,423,111)
Small Cap Growth Equity Fund Class R5
Sold	1,038,242	$14,834,041	1,093,405	$16,831,930
Issued as reinvestment of dividends	1,050,157	15,279,790	1,666,669	20,516,696
Redeemed	(2,290,152)	(32,313,542)	(1,791,360)	(27,109,343)
Net increase (decrease)	(201,753)	$(2,199,711)	968,714	$10,239,283
Small Cap Growth Equity Fund Service Class
Sold	272,369	$3,712,366	728,699	$10,098,422
Issued as reinvestment of dividends	320,655	4,338,467	408,687	4,720,329
Redeemed	(896,739)	(11,683,675)	(598,963)	(8,609,337)
Net increase (decrease)	(303,715)	$(3,632,842)	538,423	$6,209,414

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Small Cap Growth Equity Fund Administrative Class
Sold	439,059	$5,175,707	453,290	$5,939,526
Issued as reinvestment of dividends	297,920	3,706,126	509,687	5,468,942
Redeemed	(791,903)	(9,846,781)	(910,471)	(11,565,422)
Net increase (decrease)	(54,924)	$(964,948)	52,506	$(156,954)
Small Cap Growth Equity Fund Class A
Sold	882,445	$9,151,636	905,145	$10,671,629
Issued as reinvestment of dividends	492,000	5,215,203	836,159	7,809,728
Redeemed	(1,396,998)	(14,154,454)	(1,640,833)	(18,583,430)
Net increase (decrease)	(22,553)	$212,385	100,471	$(102,073)
Small Cap Growth Equity Fund Class R4
Sold	587,299	$6,160,730	239,275	$2,797,544
Issued as reinvestment of dividends	183,400	1,960,542	267,596	2,518,076
Redeemed	(576,403)	(6,027,491)	(306,010)	(3,430,817)
Net increase (decrease)	194,296	$2,093,781	200,861	$1,884,803
Small Cap Growth Equity Fund Class R3
Sold	237,932	$2,024,807	102,157	$1,049,741
Issued as reinvestment of dividends	54,222	480,410	70,771	568,996
Redeemed	(169,009)	(1,526,194)	(88,254)	(884,972)
Net increase (decrease)	123,145	$979,023	84,674	$733,765
MSCI EAFE International Index Fund Class I
Sold	2,258,244	$26,056,327	1,858,350	$21,930,444
Issued as reinvestment of dividends	165,376	2,128,393	179,709	1,978,597
Redeemed	(1,709,286)	(19,680,451)	(1,008,871)	(12,129,111)
Net increase (decrease)	714,334	$8,504,269	1,029,188	$11,779,930
MSCI EAFE International Index Fund Class R5
Sold	762,542	$8,732,562	1,246,275	$14,886,208
Issued as reinvestment of dividends	63,202	812,776	51,435	566,304
Redeemed	(1,368,557)	(16,323,781)	(469,118)	(5,280,547)
Net increase (decrease)	(542,813)	$(6,778,443)	828,592	$10,171,965
MSCI EAFE International Index Fund Service Class
Sold	155,010	$1,865,866	234,420	$2,766,171
Issued as reinvestment of dividends	7,418	95,838	99,609	1,092,714
Redeemed	(128,119)	(1,483,609)	(2,147,939)	(25,573,583)
Net increase (decrease)	34,309	$478,095	(1,813,910)	$(21,714,698)
MSCI EAFE International Index Fund Administrative Class
Sold	498,299	$5,624,966	926,255	$11,150,706
Issued as reinvestment of dividends	106,075	1,358,826	137,635	1,509,852
Redeemed	(1,172,306)	(13,802,028)	(715,819)	(8,428,749)
Net increase (decrease)	(567,932)	$(6,818,236)	348,071	$4,231,809
MSCI EAFE International Index Fund Class A
Sold	424,152	$4,977,939	533,883	$6,317,776
Issued as reinvestment of dividends	56,235	719,248	75,914	831,254
Redeemed	(821,055)	(9,769,038)	(370,733)	(4,397,854)
Net increase (decrease)	(340,668)	$(4,071,851)	239,064	$2,751,176
MSCI EAFE International Index Fund Class R4
Sold	719,665	$8,177,543	923,407	$10,969,746
Issued as reinvestment of dividends	97,405	1,238,985	177,254	1,930,293
Redeemed	(1,340,057)	(15,763,261)	(1,429,114)	(17,017,857)
Net increase (decrease)	(522,987)	$(6,346,733)	(328,453)	$(4,117,818)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
MSCI EAFE International Index Fund Class R3
Sold	545,939	$5,840,980	591,425	$6,917,634
Issued as reinvestment of dividends	89,849	1,140,187	152,169	1,654,082
Redeemed	(1,259,855)	(14,972,463)	(910,821)	(10,764,134)
Net increase (decrease)	(624,067)	$(7,991,296)	(167,227)	$(2,192,418)
Overseas Fund Class I
Sold	27,008,575	$210,743,283	14,609,132	$120,038,774
Issued as reinvestment of dividends	1,669,715	14,676,789	4,898,796	35,516,273
Redeemed	(24,059,555)	(190,739,606)	(16,203,816)	(130,239,124)
Net increase (decrease)	4,618,735	$34,680,466	3,304,112	$25,315,923
Overseas Fund Class R5
Sold	6,459,621	$53,061,465	1,459,284	$12,060,545
Issued as reinvestment of dividends	656,010	5,799,133	1,669,379	12,169,771
Redeemed	(5,135,391)	(41,247,357)	(2,820,212)	(23,406,690)
Net increase (decrease)	1,980,240	$17,613,241	308,451	$823,626
Overseas Fund Service Class
Sold	920,427	$7,317,041	649,470	$5,243,843
Issued as reinvestment of dividends	163,231	1,434,801	516,809	3,746,863
Redeemed	(698,674)	(5,440,313)	(952,999)	(7,822,046)
Net increase (decrease)	384,984	$3,311,529	213,280	$1,168,660
Overseas Fund Administrative Class
Sold	359,566	$2,617,115	427,042	$3,527,754
Issued as reinvestment of dividends	90,273	801,623	378,883	2,773,420
Redeemed	(650,714)	(5,362,476)	(1,537,146)	(12,558,385)
Net increase (decrease)	(200,875)	$(1,943,738)	(731,221)	$(6,257,211)
Overseas Fund Class A
Sold	1,038,714	$8,080,953	351,246	$2,818,127
Issued as reinvestment of dividends	116,606	1,012,143	480,193	3,438,187
Redeemed	(843,012)	(6,508,670)	(1,682,419)	(13,735,511)
Net increase (decrease)	312,308	$2,584,426	(850,980)	$(7,479,197)
Overseas Fund Class R4
Sold	794,469	$5,910,224	650,327	$5,086,326
Issued as reinvestment of dividends	68,356	579,655	189,387	1,327,602
Redeemed	(367,130)	(2,834,172)	(405,833)	(3,180,421)
Net increase (decrease)	495,695	$3,655,707	433,881	$3,233,507
Overseas Fund Class R3
Sold	486,025	$3,763,094	127,320	$987,475
Issued as reinvestment of dividends	14,385	123,568	53,631	380,242
Redeemed	(132,373)	(991,231)	(194,368)	(1,565,065)
Net increase (decrease)	368,037	$2,895,431	(13,417)	$(197,348)
MM Select T. Rowe Price International Equity Fund Class I
Sold	35,195,102	$323,703,207	46,463,148	$421,225,038
Issued as reinvestment of dividends	2,784,253	28,120,959	— *	3
Redeemed	(20,190,886)	(185,289,354)	(9,486,051)	(86,806,694)
Net increase (decrease)	17,788,469	$166,534,812	36,977,097	$334,418,347

*	Less than 0.5 shares

Notes to Financial Statements (Continued)

Purchases of Class A shares are subject to a front-end sales charge of up to 5.50% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. The Distributor retained the following amounts during the year ended September 30, 2020:

Front-End Sales Charges Retained by Distributor
Blue Chip Growth Fund	$5,322
Russell 2000 Small Cap Index Fund	1

Redemptions of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended September 30, 2020, were waived for any redemptions subject to such a charge.

6.	Federal Income Tax Information

At September 30, 2020, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Total Return Bond Fund	$981,411,632	$31,896,131	$(5,584,466)	$26,311,665
Strategic Bond Fund	739,455,022	44,215,380	(14,577,686)	29,637,694
Diversified Value Fund	341,155,389	31,172,459	(38,595,244)	(7,422,785)
Fundamental Value Fund	518,917,828	51,706,567	(47,260,794)	4,445,773
S&P 500 Index Fund	1,876,833,931	1,477,595,333	(152,524,049)	1,325,071,284
Equity Opportunities Fund	658,697,028	96,731,427	(28,260,284)	68,471,143
Fundamental Growth Fund	58,287,391	8,667,107	(1,452,371)	7,214,736
Blue Chip Growth Fund	2,442,439,679	1,890,420,227	(37,191,766)	1,853,228,461
Growth Opportunities Fund	305,908,731	194,958,922	(557,795)	194,401,127
Mid-Cap Value Fund	105,361,238	3,710,915	(5,667,714)	(1,956,799)
Small Cap Value Equity Fund	86,521,454	4,263,565	(15,016,741)	(10,753,176)
Small Company Value Fund	184,756,442	11,979,980	(33,359,193)	(21,379,213)
S&P Mid Cap Index Fund	370,884,960	67,992,387	(61,543,003)	6,449,384
Russell 2000 Small Cap Index Fund	274,931,419	54,789,155	(61,328,120)	(6,538,965)
Mid Cap Growth Fund	6,730,728,496	2,291,983,081	(241,431,378)	2,050,551,703
Small Cap Growth Equity Fund	492,113,994	133,455,450	(26,201,407)	107,254,043
MSCI EAFE International Index Fund	197,989,103	31,537,501	(31,248,242)	289,259
Overseas Fund	629,867,403	56,082,867	(74,205,743)	(18,122,876)
MM Select T. Rowe Price International Equity Fund	1,335,234,782	143,576,065	(159,919,213)	(16,343,148)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses

Notes to Financial Statements (Continued)

could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2020, for federal income tax purposes, there were no unused capital losses.

At September 30, 2020, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Fundamental Value Fund	$14,029,134	$598,654
Mid-Cap Value Fund	1,081,844	1,175,780
Small Company Value Fund	6,367,925	1,258,276
MM Select T. Rowe Price International Equity Fund	11,064,270	27,921,927

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2020, post-October capital losses:

	Post-October Loss	Post-October Currency Loss
Diversified Value Fund	$5,161,466	$—

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2020, late year ordinary losses:

Amount
Blue Chip Growth Fund	$2,086,493
Mid Cap Growth Fund	613,903
Small Cap Growth Equity Fund	840,956

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2020, was as follows:

	Ordinary Income	Long Term Capital Gain
Total Return Bond Fund	$24,220,605	$—
Strategic Bond Fund	26,958,740	1,361,362
Diversified Value Fund	8,228,581	17,604,042
Fundamental Value Fund	18,074,839	124,127,420
S&P 500 Index Fund	64,623,731	151,348,610
Equity Opportunities Fund	9,963,794	46,335,368
Fundamental Growth Fund	1,340,480	22,836,309
Blue Chip Growth Fund	542,966	186,206,381
Growth Opportunities Fund	3,927,746	141,359,741
Mid-Cap Value Fund	1,823,872	—
Small Cap Value Equity Fund	220,339	8,298,685
Small Company Value Fund	1,037,198	9,240,362
S&P Mid Cap Index Fund	4,506,478	12,031,415
Russell 2000 Small Cap Index Fund	4,793,222	13,296,578
Mid Cap Growth Fund	2,976,557	468,882,630
Small Cap Growth Equity Fund	4,352,033	59,187,634
MSCI EAFE International Index Fund	6,435,642	1,058,611
Overseas Fund	14,570,121	9,857,624
MM Select T. Rowe Price International Equity Fund	28,120,959	—

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2019, was as follows:

	Ordinary Income	Long Term Capital Gain
Total Return Bond Fund	$24,005,252	$—
Strategic Bond Fund	16,531,126	—
Diversified Value Fund	8,107,115	51,132,228
Fundamental Value Fund	38,539,562	92,443,331
S&P 500 Index Fund	53,817,372	416,450,380
Equity Opportunities Fund	21,454,090	38,166,084
Fundamental Growth Fund	728,938	25,716,971
Blue Chip Growth Fund	6,807,061	166,446,913
Growth Opportunities Fund	—	146,448,375
Mid-Cap Value Fund	4,989,486	7,239,678
Small Cap Value Equity Fund	1,437,014	29,878,899
Small Company Value Fund	7,448,487	21,866,406
S&P Mid Cap Index Fund	8,683,329	21,068,338
Russell 2000 Small Cap Index Fund	5,201,838	15,945,702
Mid Cap Growth Fund	72,958,205	597,430,565
Small Cap Growth Equity Fund	13,279,054	82,148,016
MSCI EAFE International Index Fund	5,501,001	4,062,095
Overseas Fund	13,288,318	46,064,137
MM Select T. Rowe Price International Equity Fund	14,075,026	—

Notes to Financial Statements (Continued)

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2020:

Amount
MSCI EAFE International Index Fund	$371,186
Overseas Fund	930,996
MM Select T. Rowe Price International Equity Fund	2,365,700

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2020, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At September 30, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Total Return Bond Fund	$47,511,798	$—	$(167,209)	$26,311,591
Strategic Bond Fund	16,736,567	18,264,739	(51,195)	29,612,382
Diversified Value Fund	5,910,761	—	(5,315,981)	(7,421,544)
Fundamental Value Fund	4,855,098	(14,627,788)	(204,202)	4,452,492
S&P 500 Index Fund	46,325,082	376,052,259	(473,523)	1,325,071,284
Equity Opportunities Fund	6,802,341	35,630,351	(125,864)	68,472,440
Fundamental Growth Fund	13,916,479	17,566,808	(17,205)	7,214,736
Blue Chip Growth Fund	—	165,652,195	(2,326,284)	1,853,228,496
Growth Opportunities Fund	936,526	86,567,640	(109,210)	194,401,127
Mid-Cap Value Fund	547,712	(2,257,624)	(21,279)	(1,956,766)
Small Cap Value Equity Fund	—	2,596,959	(22,597)	(10,753,175)
Small Company Value Fund	992,043	(7,626,201)	(72,416)	(21,379,213)
S&P Mid Cap Index Fund	4,741,927	18,867,141	(37,485)	6,449,384
Russell 2000 Small Cap Index Fund	2,938,497	8,988,726	(27,278)	(6,538,932)
Mid Cap Growth Fund	13	515,407,313	(1,106,723)	2,050,551,703
Small Cap Growth Equity Fund	—	37,836,663	(955,780)	107,254,043
MSCI EAFE International Index Fund	3,725,653	2,092,110	(31,455)	365,869
Overseas Fund	5,243,333	9,860,015	(112,232)	(18,326,699)
MM Select T. Rowe Price International Equity Fund	18,368,308	(38,986,197)	(29,267)	(16,240,014)

Notes to Financial Statements (Continued)

During the year ended September 30, 2020, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Total Return Bond Fund	$—	$(3,722,694)	$3,722,694
Strategic Bond Fund	1	1,314,203	(1,314,204)
Diversified Value Fund	(27,156)	70,075	(42,919)
Fundamental Value Fund	—	3,021,145	(3,021,145)
S&P 500 Index Fund	—	(7,498,087)	7,498,087
Equity Opportunities Fund	—	645,026	(645,026)
Fundamental Growth Fund	—	(487,991)	487,991
Blue Chip Growth Fund	—	(9,469,165)	9,469,165
Growth Opportunities Fund	—	(3,658,999)	3,658,999
Mid-Cap Value Fund	—	85,294	(85,294)
Small Cap Value Equity Fund	—	86,646	(86,646)
Small Company Value Fund	1	(6,347)	6,346
S&P Mid Cap Index Fund	—	167	(167)
Russell 2000 Small Cap Index Fund	(2)	96,425	(96,423)
Mid Cap Growth Fund	—	31,106	(31,106)
Small Cap Growth Equity Fund	—	(6,001,725)	6,001,725
MSCI EAFE International Index Fund	—	(419,885)	419,885
Overseas Fund	11,374	(78,449)	67,075
MM Select T. Rowe Price International Equity Fund	—	145,531	(145,531)

The Funds did not have any unrecognized tax benefits at September 30, 2020, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2020, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 is effective for the fiscal year ending September 30, 2020. Management has implemented the applicable changes, and they did not have a material impact on the Funds’ financial statements. In October 2020, ASU 2017-08 was amended by Accounting Standards Update 2020-08, Codification Improvements to Subtopic 310-20, Receivables—Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 requires entities to reevaluate whether callable debt securities fall within the scope of ASU

Notes to Financial Statements (Continued)

2017-08 at each reporting period. ASU 2020-08 also amends the relevant guidance to require premiums to be amortized to the “next call date” rather than the “earliest call date,” and further clarifies the definition of “next call date.” ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption of ASU 2020-08 is not permitted. Management is currently evaluating the impact, if any, of applying ASU 2020-08.

In March 2020, FASB issued Accounting Standards Update 2020-04 — Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds. On April 5, 2012, the adversary proceeding was transferred to the Southern District of New York for consolidated pretrial proceedings. The action is now being prosecuted by the litigation trustee (“Trustee”) for the Tribune Litigation Trust.

The potential amounts sought to be recovered from the Diversified Value Fund and S&P 500 Index Fund, are approximately $1,621,800 and $1,186,430, respectively, plus interest and the Official Committee’s court costs.

In addition, on June 2, 2011, the Diversified Value Fund and S&P 500 Index Fund, were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds. On December 20, 2011, this action was transferred to the Southern District of New York for consolidated pretrial proceedings.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Trustee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

10.	Coronavirus (COVID-19) Pandemic

The global pandemic outbreak of the novel coronavirus known as COVID-19 has produced, and will likely continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, and global business disruption, and it may result in future significant adverse effects, such as exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession throughout the world. Such factors may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadvisers, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund.

Notes to Financial Statements (Continued)

11.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to September 30, 2020, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Effective November 20, 2020, MML Advisers has agreed to waive 0.03% of the advisory fees of the Total Return Bond Fund through January 31, 2022.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual Select Total Return Bond Fund, MassMutual Select Strategic Bond Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MM S&P 500® Index Fund, MassMutual Select Equity Opportunities Fund, MassMutual Select Fundamental Growth Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Growth Opportunities Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, MassMutual Select Mid Cap Growth Fund, MassMutual Select Small Cap Growth Equity Fund, MM MSCI EAFE® International Index Fund, MassMutual Select Overseas Fund, and MassMutual Select T. Rowe Price International Equity Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments as of September 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended except for the MassMutual Select T. Rowe Price International Equity Fund; the related statement of operations for the year ended September 30, 2020 and the related statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period February 9, 2018 (commencement of operations) to September 30, 2018, for the MassMutual Select T. Rowe Price International Equity Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds, except MassMutual Select T. Rowe Price International Equity Fund, as of September 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MassMutual Select T. Rowe Price International Equity Fund as of September 30, 2020, and the results of its operations for the year then ended, and the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period February 9, 2018 (commencement of operations) to September 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating

Report of Independent Registered Public Accounting Firm (Continued)

the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
November 24, 2020

We have served as the auditor of one or more MassMutual investment companies since 1995.

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2003	Retired.	109

Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee	Since 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Chairman (2011-2016), Academy of Executive Education, LLC (a Massachusetts LLC).	109

Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2012	Retired.	109

Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Year of birth: 1946	Chairperson Trustee	Since 2016 Since 2003	Retired.	109

Director (2007-2018), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2012	Retired.	109

Director (2015-2018), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (2017-2018), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Year of birth: 1952	Trustee	Since 2009	Retired.	111^

Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa A. Hassara^^ Year of birth: 1962	Trustee	Since 2017	Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	109

Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^^ Year of birth: 1945	Trustee	Since 2003	Retired.	111^

Director (since 2018), Jefferies Financial Group Inc. (holding company); Director (2013-2018), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Year of birth: 1975	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	109
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).

				109
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	109

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).

				109
Douglas Steele Year of birth: 1975	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	109
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).

				109
Eric H. Wietsma Year of birth: 1966	President Vice President	Since 2008 2006- 2008	President (2013-2018, since 2019), Vice President (2018-2019), Director (since 2013), MML Advisers; Head of Workplace Operations (since 2018), Senior Vice President (2010-2018), MassMutual; President (since 2019), Vice President (2006-2019), MML Series Investment Fund (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	109

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^

Mr. Joyal is an Interested Person through his position as a director of Jefferies Financial Group Inc., which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2020, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Diversified Value Fund	100.00%
Fundamental Value Fund	100.00%
S&P 500 Index Fund	99.93%
Equity Opportunities Fund	100.00%
Fundamental Growth Fund	4.93%
Blue Chip Growth Fund	100.00%
Growth Opportunities Fund	80.67%
Mid-Cap Value Fund	91.87%
Small Cap Value Equity Fund	100.00%
Small Company Value Fund	100.00%
S&P Mid Cap Index Fund	91.91%
Russell 2000 Small Cap Index Fund	60.33%
Mid Cap Growth Fund	100.00%
Small Cap Growth Equity Fund	24.64%
Overseas Fund	0.37%
MM Select T. Rowe Price International Equity Fund	1.31%

For the year ended September 30, 2020, the following Fund(s) earned the following foreign sources of income:

Amount
MSCI EAFE International Index Fund	$4,493,657
Overseas Fund	4,613,622
MM Select T. Rowe Price International Equity Fund	22,033,812

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2020.

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2020, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the Total Return Bond Fund, Strategic Bond Fund, Diversified Value Fund, Fundamental Value Fund, S&P 500 Index Fund, Equity Opportunities Fund, Fundamental Growth Fund, Blue Chip Growth Fund, Growth Opportunities Fund, Mid-Cap Value Fund, Small Cap Value Equity Fund, Small Company Value Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, Mid Cap Growth Fund, Small Cap Growth Equity Fund, MSCI EAFE International Index Fund, Overseas Fund, and MM Select T. Rowe Price International Equity Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against funds in its “category” and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about the subadvisers and their personnel with responsibility for providing services to the Funds and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML

Other Information (Unaudited) (Continued)

Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2019. The three-year periods do not apply for any Fund that does not yet have a three-year performance history. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that the total net expense ratios for the Total Return Bond Fund, Strategic Bond Fund, Diversified Value Fund, Fundamental Value Fund, S&P 500 Index Fund, Fundamental Growth Fund, Blue Chip Growth Fund, Growth Opportunities Fund, Mid-Cap Value Fund, Small Cap Value Equity Fund, Small Company Value Fund, S&P Mid Cap Index Fund, Mid Cap Growth Fund, Small Cap Growth Equity Fund, MSCI EAFE International Index Fund, Overseas Fund, and MM Select T. Rowe Price International Equity Fund were within the top fifty percent of their peer groups, and in most cases in the top forty percent. Of those Funds, all had net advisory fees at or below the medians of their peers, or in the top sixty percent of their peer groups, except the Small Cap Growth Equity Fund, Overseas Fund, Growth Opportunities Fund, Fundamental Growth Fund, and Small Company Value Fund, the levels of whose net advisory fees the Committee did not consider to be inconsistent with the advisory agreements’ continuation, in light of the Funds’ generally acceptable total net expense ratios and long-term relative performance records.

As to the Equity Opportunities Fund, the Committee considered MML Advisers’ statement that, although the Fund’s net advisory fee was at the 75th comparative percentile, the Fund’s total net expense ratio, at the 57th comparative percentile, was only four basis points above the peer group median. The Committee also considered that the Fund had achieved favorable three-year investment performance.

As to the Russell 2000 Small Cap Index Fund, the Committee considered MML Advisers’ statement that, although the Fund’s total net expense ratio was at the 67th comparative percentile, the Fund’s net advisory fee was at the 60th comparative percentile, only three basis points above the peer group median. The Committee also considered MML Advisers’ statement that the Fund’s total net expense ratio was within nine basis points of the peer group median and that the Fund’s peer group included much larger competitor index funds that had been able to achieve significantly greater economies of scale, as well as the fact that the Fund had experienced favorable three-year investment performance compared to its performance category.

The Committee determined on the basis of these factors that the Funds’ advisory fees, and the expenses of the Funds generally, were consistent with the continuation of their advisory agreements.

The Committee considered that the Strategic Bond Fund, Diversified Value Fund, S&P 500 Index Fund, Equity Opportunities Fund, Fundamental Growth Fund, Blue Chip Growth Fund, Growth Opportunities Fund, Mid-Cap Value Fund, Small Cap Value Equity Fund, Small Company Value Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, Mid Cap Growth Fund, Small Cap Growth Equity Fund, and Overseas Fund had achieved three-year investment performance above the medians of their performance categories, or in the top sixty percent of their performance categories. The Committee considered that the MSCI EAFE International Index Fund and Total Return Bond Fund experienced three-year investment performance outside the top sixty percent of their performance categories, but experienced improved performance for the one-year period to a level above the median of its performance category in the case of the MSCI EAFE International Index Fund and to the 59th comparative percentile in the case of the Total Return Bond Fund.

As to the Fundamental Value Fund, the Committee noted that the Fund had experienced three-year performance in the 84th comparative percentile, which had improved to the 72nd comparative percentile for the one-year period. The Committee considered MML Advisers’ statement that one of the Fund’s subadvisers was replaced in the past year, and that MML Advisers believes that the replacement will lead to improving performance.

Other Information (Unaudited) (Continued)

As to the MM Select T. Rowe Price International Equity Fund, the Committee noted that the Fund had achieved one-year performance in the first quartile of its performance category (the Fund had not yet achieved a three-year performance record). The Committee considered that it was too soon to draw any conclusions regarding the Fund on the basis of its one-year performance record.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the advisory agreements and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

Also at their meeting in May 2020, the Trustees, including the Independent Trustees, reviewed and approved a proposal to make changes to (i) the existing advisory agreement for the MM Select T. Rowe Price International Equity Fund, and (ii) the existing subadvisory agreement between MML Advisers and T. Rowe Price Associates, Inc. (“T. Rowe Price”) for the MM Select T. Rowe Price International Equity Fund, in order to eliminate the fees under each agreement to allow for the implementation of an all-inclusive advisory fee structure for each of the MassMutual Select T. Rowe Price Retirement Funds.

In arriving at their decision, the Trustees discussed the fees payable to T. Rowe Price under the new all-inclusive advisory fee structure for each of the MassMutual Select T. Rowe Price Retirement Funds and the effect of such fees on the profitability to MML Advisers. The Trustees concluded that they were satisfied that MML Advisers’ projected level of profitability due to the expense restructuring was not excessive and the expense restructuring was appropriate and in the best interests of the MM Select T. Rowe Price International Equity Fund’s and each MassMutual Select T. Rowe Price Retirement Fund’s shareholders. In their deliberations, the Trustees were advised by independent counsel.

In addition, the Trustees also approved a new sub-subadvisory agreement between T. Rowe Price and T. Rowe Price Hong Kong Limited for the MM Select T. Rowe Price International Equity Fund (the “New Sub-Subadvisory Agreement”). The Trustees considered, among other things, that the New Sub-Subadvisory Agreement would not result in any changes in the fees payable by the MM Select T. Rowe Price International Equity Fund or MML Advisers and that the services provided would continue to be subject to the supervision of T. Rowe Price. The Trustees concluded that the New Sub-Subadvisory Agreement is in the best interests of the MM Select T. Rowe Price International Equity Fund and its shareholders.

Other Information (Unaudited) (Continued)

Prior to the votes being taken to approve the amended advisory and subadvisory agreements discussed above and the New Sub-Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The New Sub-Subadvisory Agreement became effective on May 22, 2020. The amended advisory and subadvisory agreements became effective on August 1, 2020.

Also at their meeting in June 2020, the Trustees, including the Independent Trustees, approved new subadvisory agreements with Brandywine Global Investment Management, LLC (“Brandywine Global”) for the Diversified Value Fund and with Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) for the Strategic Bond Fund (the “Funds” and the “June Subadvisory Agreements”) due to a change in control of Legg Mason, Inc. (“Legg Mason”), the parent company of Brandywine Global, Western Asset, and Western Asset Limited. The acquisition of Legg Mason by Franklin Resources, Inc. (“Franklin”) would trigger the automatic assignment of the current subadvisory agreements, necessitating the need for the June Subadvisory Agreements, each of which is substantially identical to the current subadvisory agreements. The Trustees considered the nature of the transaction and that the transaction would not result in any change in the investment strategies or portfolio management teams of the Funds, or in the fees or expenses of the Funds. In addition, the Trustees considered the statements of Franklin that the change in control was not expected to have any material impact on Brandywine Global, Western Asset, or Western Asset Limited or the services they provide to the Funds, including the personnel providing services to the Funds.

Prior to the votes being taken to approve the June Subadvisory Agreements discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The June Subadvisory Agreements became effective on July 31, 2020.

At their meeting in September 2020, the Trustees, including the Independent Trustees, reviewed and approved a proposal to make changes to the existing subadvisory agreement between MML Advisers and Wellington Management Company LLP (“Wellington Management”) for the Small Cap Growth Equity Fund in order to lower the subadvisory fee paid on behalf of the Fund. In arriving at their decision, the Trustees discussed the fees payable to Wellington Management by MML Advisers under the amended subadvisory agreement and the effect of such fees on the profitability to MML Advisers. The Trustees concluded that they were satisfied that MML Advisers’ projected level of profitability due to the amended subadvisory agreement is not excessive and the subadvisory fee amount under the amended subadvisory agreement is fair and reasonable. In their deliberations, the Trustees were advised by independent counsel.

Prior to the vote being taken to approve the amendment to the subadvisory agreement discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The amended subadvisory agreement became effective on October 1, 2020.

Also at their meeting in September 2020, the Trustees, including the Independent Trustees, approved new subadvisory agreements with Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) for the Fundamental Value Fund and Small Cap Value Equity Fund (the “Funds” and the “September Subadvisory Agreements”) due to an expected change in control, whereby Perpetual U.S. Holding Company, Inc. (“Perpetual”) will acquire BrightSphere Investment Group Inc.’s (“BrightSphere”) equity

Other Information (Unaudited) (Continued)

interest in Barrow Hanley. The acquisition by Perpetual of BrightSphere’s equity interest in Barrow Hanley will trigger the automatic assignment of the current subadvisory agreements, necessitating the need for the September Subadvisory Agreements, each of which is substantially identical to the current subadvisory agreements. The Trustees considered the nature of the transaction and that the transaction would not result in any change in the investment strategies or portfolio management teams of the Funds, or in the fees or expenses of the Funds. In addition, the Trustees considered the statements of Perpetual and Barrow Hanley that the change in control was not expected to have any material impact on Barrow Hanley or the services it provides to the Funds, including the personnel providing services to the Funds.

Prior to the votes being taken to approve the September Subadvisory Agreements discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The September Subadvisory Agreements will become effective upon the close of the transaction.

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2020

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2020:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2020.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by 1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Total Return Bond Fund
Class I	$1,000	0.36%	$1,053.70	$1.85	$1,023.20	$1.82
Class R5	1,000	0.46%	1,053.70	2.36	1,022.70	2.33
Service Class	1,000	0.56%	1,052.50	2.87	1,022.20	2.83
Administrative Class	1,000	0.66%	1,052.80	3.39	1,021.70	3.34
Class A	1,000	0.91%	1,051.00	4.67	1,020.50	4.60
Class R4	1,000	0.81%	1,051.50	4.15	1,021.00	4.09
Class R3	1,000	1.06%	1,049.90	5.43	1,019.70	5.35

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Strategic Bond Fund
Class I	$1,000	0.47%	$1,091.80	$2.46	$1,022.70	$2.38
Class R5	1,000	0.58%	1,091.70	3.03	1,022.10	2.93
Service Class	1,000	0.67%	1,091.70	3.50	1,021.70	3.39
Administrative Class	1,000	0.77%	1,090.10	4.02	1,021.20	3.89
Class A	1,000	1.03%	1,089.30	5.38	1,019.90	5.20
Class R4	1,000	0.92%	1,089.70	4.81	1,020.40	4.65
Class R3	1,000	1.17%	1,088.50	6.11	1,019.20	5.91
Diversified Value Fund
Class I	1,000	0.58%	1,176.40	3.16	1,022.10	2.93
Class R5	1,000	0.68%	1,176.00	3.70	1,021.60	3.44
Service Class	1,000	0.78%	1,174.60	4.24	1,021.10	3.94
Administrative Class	1,000	0.88%	1,174.50	4.78	1,020.60	4.45
Class A	1,000	1.13%	1,172.60	6.14	1,019.40	5.70
Class R4	1,000	1.03%	1,172.90	5.60	1,019.90	5.20
Class R3	1,000	1.28%	1,171.50	6.95	1,018.60	6.46
Fundamental Value Fund
Class I	1,000	0.65%	1,218.80	3.61	1,021.80	3.29
Class R5	1,000	0.75%	1,217.00	4.16	1,021.30	3.79
Service Class	1,000	0.86%	1,216.50	4.77	1,020.70	4.34
Administrative Class	1,000	0.95%	1,216.00	5.26	1,020.30	4.80
Class A	1,000	1.20%	1,215.00	6.65	1,019.00	6.06
Class R4	1,000	1.11%	1,215.90	6.15	1,019.50	5.60
Class R3	1,000	1.35%	1,213.70	7.47	1,018.30	6.81
S&P 500 Index Fund
Class I	1,000	0.13%	1,310.90	0.75	1,024.40	0.66
Class R5	1,000	0.23%	1,310.30	1.33	1,023.90	1.16
Service Class	1,000	0.38%	1,309.70	2.19	1,023.10	1.92
Administrative Class	1,000	0.48%	1,308.80	2.77	1,022.60	2.43
Class A	1,000	0.73%	1,306.80	4.21	1,021.40	3.69
Class R4	1,000	0.63%	1,307.50	3.63	1,021.90	3.18
Class R3	1,000	0.88%	1,306.40	5.07	1,020.60	4.45
Equity Opportunities Fund
Class I	1,000	0.74%	1,210.10	4.09	1,021.30	3.74
Class R5	1,000	0.84%	1,209.80	4.64	1,020.80	4.24
Service Class	1,000	0.94%	1,209.20	5.19	1,020.30	4.75
Administrative Class	1,000	1.04%	1,208.30	5.74	1,019.80	5.25
Class A	1,000	1.29%	1,206.80	7.12	1,018.60	6.51
Class R4	1,000	1.19%	1,207.90	6.57	1,019.10	6.01
Class R3	1,000	1.44%	1,206.10	7.94	1,017.80	7.26
Fundamental Growth Fund
Class I	1,000	1.21%	1,393.00	7.24	1,019.00	6.11
Class R5	1,000	1.07%	1,392.70	6.40	1,019.70	5.40
Service Class	1,000	1.18%	1,393.50	7.06	1,019.10	5.96
Administrative Class	1,000	1.25%	1,392.20	7.48	1,018.80	6.31
Class A	1,000	1.49%	1,391.60	8.91	1,017.60	7.52
Class R4	1,000	1.38%	1,391.80	8.25	1,018.10	6.96
Class R3	1,000	1.65%	1,390.10	9.86	1,016.80	8.32

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blue Chip Growth Fund
Class I	$1,000	0.64%	$1,404.80	$3.85	$1,021.80	$3.23
Class R5	1,000	0.74%	1,404.40	4.45	1,021.30	3.74
Service Class	1,000	0.84%	1,403.20	5.05	1,020.80	4.24
Administrative Class	1,000	0.94%	1,403.40	5.65	1,020.30	4.75
Class A	1,000	1.19%	1,401.20	7.14	1,019.10	6.01
Class R4	1,000	1.09%	1,401.80	6.54	1,019.60	5.50
Class R3	1,000	1.34%	1,400.50	8.04	1,018.30	6.76
Growth Opportunities Fund
Class I	1,000	0.75%	1,514.30	4.71	1,021.30	3.79
Class R5	1,000	0.85%	1,512.40	5.34	1,020.80	4.29
Service Class	1,000	0.94%	1,512.40	5.90	1,020.30	4.75
Administrative Class	1,000	1.05%	1,512.50	6.60	1,019.80	5.30
Class A	1,000	1.30%	1,510.80	8.16	1,018.50	6.56
Class R4	1,000	1.17%	1,510.60	7.34	1,019.20	5.91
Class R3	1,000	1.45%	1,509.40	9.10	1,017.80	7.31
Mid-Cap Value Fund
Class I	1,000	0.80%	1,197.00	4.39	1,021.00	4.04
Class R5	1,000	0.90%	1,197.00	4.94	1,020.50	4.55
Service Class	1,000	1.00%	1,196.20	5.49	1,020.00	5.05
Administrative Class	1,000	1.10%	1,195.40	6.04	1,019.50	5.55
Class A	1,000	1.35%	1,193.90	7.40	1,018.30	6.81
Class R4	1,000	1.25%	1,195.30	6.86	1,018.80	6.31
Class R3	1,000	1.50%	1,193.50	8.23	1,017.50	7.57
Small Cap Value Equity Fund
Class I	1,000	1.09%	1,211.10	6.03	1,019.60	5.50
Class R5	1,000	1.19%	1,210.50	6.58	1,019.10	6.01
Service Class	1,000	1.30%	1,210.70	7.18	1,018.50	6.56
Administrative Class	1,000	1.38%	1,210.00	7.62	1,018.10	6.96
Class A	1,000	1.64%	1,209.00	9.06	1,016.80	8.27
Class R4	1,000	1.54%	1,209.10	8.51	1,017.30	7.77
Class R3	1,000	1.78%	1,206.60	9.82	1,016.10	8.97
Small Company Value Fund
Class I	1,000	1.02%	1,239.10	5.71	1,019.90	5.15
Class R5	1,000	1.12%	1,238.70	6.27	1,019.40	5.65
Service Class	1,000	1.23%	1,238.70	6.88	1,018.90	6.21
Administrative Class	1,000	1.32%	1,237.50	7.38	1,018.40	6.66
Class A	1,000	1.57%	1,235.60	8.77	1,017.20	7.92
Class R4	1,000	1.46%	1,237.20	8.17	1,017.70	7.36
Class R3	1,000	1.72%	1,236.10	9.62	1,016.40	8.67
S&P Mid Cap Index Fund
Class I	1,000	0.20%	1,298.50	1.15	1,024.00	1.01
Class R5	1,000	0.30%	1,298.40	1.72	1,023.50	1.52
Service Class	1,000	0.45%	1,297.90	2.59	1,022.80	2.28
Administrative Class	1,000	0.55%	1,296.90	3.16	1,022.30	2.78
Class A	1,000	0.80%	1,295.10	4.59	1,021.00	4.04
Class R4	1,000	0.70%	1,294.60	4.02	1,021.50	3.54
Class R3	1,000	0.95%	1,294.10	5.45	1,020.30	4.80

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Russell 2000 Small Cap Index Fund
Class I	$1,000	0.23%	$1,315.20	$1.33	$1,023.90	$1.16
Class R5	1,000	0.33%	1,315.60	1.91	1,023.40	1.67
Service Class	1,000	0.48%	1,313.10	2.78	1,022.60	2.43
Administrative Class	1,000	0.58%	1,312.80	3.35	1,022.10	2.93
Class A	1,000	0.83%	1,311.10	4.80	1,020.90	4.19
Class R4	1,000	0.73%	1,312.60	4.22	1,021.40	3.69
Class R3	1,000	0.98%	1,310.50	5.66	1,020.10	4.95
Mid Cap Growth Fund
Class I	1,000	0.71%	1,398.60	4.26	1,021.50	3.59
Class R5	1,000	0.81%	1,397.70	4.86	1,021.00	4.09
Service Class	1,000	0.91%	1,397.50	5.45	1,020.50	4.60
Administrative Class	1,000	1.01%	1,396.70	6.05	1,020.00	5.10
Class A	1,000	1.26%	1,395.10	7.54	1,018.70	6.36
Class R4	1,000	1.16%	1,395.40	6.95	1,019.20	5.86
Class R3	1,000	1.41%	1,394.50	8.44	1,018.00	7.11
Small Cap Growth Equity Fund
Class I	1,000	0.87%	1,445.40	5.32	1,020.70	4.40
Class R5	1,000	0.97%	1,444.00	5.93	1,020.20	4.90
Service Class	1,000	1.07%	1,444.10	6.54	1,019.70	5.40
Administrative Class	1,000	1.17%	1,443.40	7.15	1,019.20	5.91
Class A	1,000	1.42%	1,442.10	8.67	1,017.90	7.16
Class R4	1,000	1.32%	1,441.50	8.06	1,018.40	6.66
Class R3	1,000	1.57%	1,440.40	9.58	1,017.20	7.92
MSCI EAFE International Index Fund
Class I	1,000	0.26%	1,202.00	1.43	1,023.70	1.32
Class R5	1,000	0.36%	1,202.20	1.98	1,023.20	1.82
Service Class	1,000	0.51%	1,200.40	2.81	1,022.50	2.58
Administrative Class	1,000	0.62%	1,200.20	3.41	1,021.90	3.13
Class A	1,000	0.87%	1,198.60	4.78	1,020.70	4.40
Class R4	1,000	0.76%	1,199.60	4.18	1,021.20	3.84
Class R3	1,000	1.01%	1,198.20	5.55	1,020.00	5.10
Overseas Fund
Class I	1,000	0.79%	1,234.90	4.41	1,021.10	3.99
Class R5	1,000	0.90%	1,233.80	5.03	1,020.50	4.55
Service Class	1,000	1.00%	1,233.70	5.58	1,020.00	5.05
Administrative Class	1,000	1.10%	1,234.70	6.15	1,019.50	5.55
Class A	1,000	1.33%	1,230.40	7.42	1,018.40	6.71
Class R4	1,000	1.25%	1,232.70	6.98	1,018.80	6.31
Class R3	1,000	1.50%	1,231.70	8.37	1,017.50	7.57
MM Select T. Rowe Price International Equity Fund
Class I	1,000	0.43%	1,235.10	2.40	1,022.90	2.17

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2020, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 366 days in the year, unless stated otherwise.

Underwriter:
MML Distributors, LLC
100 Bright Meadow Blvd.
Enfield, Connecticut
06082-1981

© 2020 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-50210-00

MassMutual

Annual Report

MassMutual Select BlackRock Global Allocation Fund

September 30, 2020

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for MassMutual Select BlackRock Global Allocation Fund. Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

Important Notice: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (or from your financial intermediary, such as a broker-dealer, bank, or retirement plan recordkeeper). Instead, the reports will be made available on the Fund’s website (http://www.massmutual.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you would like to receive shareholder reports and other communications electronically from the Fund and are either a direct investor in the Fund or MassMutual serves as your retirement plan recordkeeper, please call (800) 767-1000 extension 43012 or send your request to enroll to RSProspectusFulfillment@massmutual.com. If you have invested in the Fund through another financial intermediary (such as a broker-dealer, bank, or retirement plan recordkeeper), you can request electronic delivery by contacting that financial intermediary. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest directly with the MassMutual Funds or MassMutual serves as your retirement plan recordkeeper, you can call (800) 767-1000 extension 43012 or send an email request to RSProspectusFulfillment@massmutual.com to inform the Funds or MassMutual that you wish to continue receiving paper copies of your shareholder reports. If you invest through a financial intermediary other than MassMutual, you can contact that financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select BlackRock Global Allocation Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“We encourage you to maintain perspective when it comes to retirement investing, despite short-term changes in the markets or day-to-day events that may seem unsettling. MassMutual’s view is that changing market conditions have the potential to reward patient investors.”

September 30, 2020

The return of market volatility challenges retirement investors

I am pleased to present you with the MassMutual Select BlackRock Global Allocation Fund Annual Report, covering the year ended September 30, 2020 (the “fiscal year”). U.S. stocks and international stocks both experienced gains in the fiscal year despite the global economic recession brought on by the COVID-19 crisis. A swift response to the pandemic by the Federal Reserve Board and Congress delivered unprecedented monetary and fiscal stimulus to support the U.S. economy and financial markets. The global response was similar in speed and magnitude. U.S. bond investors enjoyed positive returns in a falling yield environment, fueled by lower economic growth expectations, interest rate decreases, and supportive central bank policy.

The return of volatility and the reality of market sell-offs can test an investor’s mettle, but also serve to remind investors that market conditions are cyclical and subject to change anytime. In MassMutual’s view, the market environment that ensued from the pandemic (with stocks largely selling off and then, for the most part, recovering) underscores the importance of maintaining a long-term perspective and avoiding reacting to current events. That’s why we continue to believe that retirement investors should create and maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with market volatility.

Suggestions for retirement investors under any market conditions

●

You are likely in it for the long run. Investing for retirement doesn’t happen overnight. Most people save and invest for retirement throughout their working years. Although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward your retirement income goals.

●

Keep contributing. While it’s impossible to control how your investments perform, you can control how often and how much you save. Saving as much as possible and increasing your contributions regularly is one way smart retirement investors can help boost their retirement savings, regardless of the investment environment.*

●

Invest continually. Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Individuals who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions. This has the potential to put them at an advantage when the markets turn around.

●

Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. Those broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.*

* Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MassMutual Select BlackRock Global Allocation Fund – President’s Letter to Shareholders (Unaudited) (Continued)

If you work with a financial professional, you may wish to consider checking in with him or her to help you determine if:

●	you are saving enough for retirement;

●	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

●	you are taking the right steps to help reduce your longevity risk, which is the chance that you could “run out” of retirement savings during your lifetime.

We live mutual, every day

MassMutual believes that humanity brings out the best in one another. That’s why, for nearly 170 years, through ups and downs and good times and bad, we have continually believed that we are stronger when we rely on one another. That’s also why we encourage you to maintain perspective when it comes to retirement investing, despite short-term changes in the markets or day-to-day events that may seem unsettling. MassMutual’s view is that changing market conditions have the potential to reward patient investors. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma
President

© 2020 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 100 Bright Meadow Blvd., Enfield, CT 06082. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 10/1/20 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

2

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Overview (Unaudited)

September 30, 2020

Market Highlights

●	For the reporting period from October 1, 2019 through September 30, 2020, U.S. stocks were up over 15%, despite the global economic recession brought on by the COVID-19 crisis.

●

The first quarter of 2020 was one of the most difficult quarters on record for the markets. COVID-19 fears turned to reality as “social distancing,” shuttered businesses, and the associated lost economic activity became the new norm.

●

A swift response to the pandemic by the Federal Reserve Board and Congress delivered unprecedented monetary and fiscal stimulus to support the U.S. economy and financial markets. The global response was similar in speed and magnitude.

●

Foreign stocks in developed markets and emerging markets also experienced gains in the fiscal year, aided by increasing economic activity in the second half of the year and the weakening of the U.S. dollar.

●	U.S. bond investors enjoyed positive returns in a falling yield environment, fueled by lower economic growth expectations, interest rate decreases, and supportive central bank policy.

Market Environment

Global stock investors experienced significant levels of volatility for the fiscal year beginning October 1, 2019. U.S. stocks rose steadily until mid-February 2020, when the severity of the COVID-19 crisis was becoming apparent with rising case counts, hospitalizations, and deaths. Investor sentiment quickly turned negative, with March 2020 marking the end of the 11-year bull market. The S&P 500® Index* fell 34% from its February high to its March low, as the reality that the COVID-19 crisis had stalled the global economy and the imminence of a recession became evident.

Investors started the second quarter of 2020 facing increasing COVID-19 deaths, record unemployment levels, and expectations for an unprecedented decline in economic activity. Despite this, global markets ultimately recorded one of their best quarters ever. Investors responded positively to the massive amounts of monetary and fiscal stimulus. In addition, progress in combating COVID-19 and increasing economic activity, with the transition back to work for many, fueled the market turnaround. Central banks supported bond market liquidity and kept interest rates low through government and corporate bond purchases. Better-than-expected second quarter corporate earnings, a strong rebound in housing demand, and progress on COVID-19 therapeutics and vaccine research helped to tamp down investor concerns and drove many stocks, especially in the information technology sector, to new highs in the third quarter of 2020.

Global political tensions lessened significantly in the fiscal year, reducing market volatility up until the COVID-19 crisis emerged. In December 2019, a phase one trade agreement was reached between the U.S. and China. In the agreement, the U.S. agreed to roll back tariffs and China agreed to increase intellectual property protections, increase agricultural purchases, and open its markets to more U.S. firms. Similarly, the U.S., Mexico, and Canada reached a new trade agreement that opened up Mexico and Canada to more exports and strengthened intellectual property protection. In Europe, a Brexit agreement was reached in December 2019 that resulted in Britain’s departure from the European Union on January 31, 2020, and allowed investors to set aside concerns regarding European Union stability for the time being.

The broad market S&P 500 delivered a strong 15.15% return for the fiscal year. The Dow Jones Industrial AverageSM was also up a respectable 5.70%. The technology-heavy NASDAQ Composite Index was one of the biggest winners, up 40.96% for the fiscal year. Small- and mid-cap stocks underperformed their larger peers, as small caps barely broke even – while growth stocks outperformed their value counterparts by over 40% during the period.

Seven of 11 sectors delivered positive returns for the fiscal year, led by information technology, consumer discretionary, health care, and communication services, which all enjoyed double-digit growth and beat the S&P 500. The energy sector was the worst performer for the fiscal year, down over 45%. The financial, real estate, and utilities sectors also ended in negative territory.

*

Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

3

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Overview (Unaudited) (Continued)

Developed international markets, as measured by the MSCI EAFE® Index, significantly trailed their domestic peers, ending the fiscal year barely in positive territory, up 0.49%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, fared significantly better, ending up 10.54% for the period. Developed international and emerging-market stocks benefited from increasing economic activity in the second half of the fiscal year and the weakening U.S. dollar.

Bond yields fell sharply during the fiscal year, with the 10-year U.S. Treasury bond yield falling from a high of 1.94% in October 2019 to a low of 0.69% at the close of the period. Falling yields generally produce rising bond prices; consequently, bond index returns benefited. The Bloomberg Barclays U.S. Aggregate Bond Index ended the period up 6.98%. Investment-grade corporate bonds also advanced. The Bloomberg Barclays U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the period with a 7.90% gain. The Bloomberg Barclays U.S. Corporate High Yield Bond Index also ended in positive territory, advancing 3.25%, despite rising corporate bankruptcies.

Review and maintain your strategy

MassMutual is committed to helping people secure their long-term future and protect the ones they love. While the return of volatility and the reality of market sell-offs can test an investor’s mettle, we’d like to remind you as a retirement investor that it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly with little or no notice. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals. Thank you for your confidence in MassMutual.

© 2020 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 100 Bright Meadow Blvd., Enfield, CT 06082. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 10/1/20 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

4

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select BlackRock Global Allocation Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing in both equity and debt securities, including money market securities and other short-term debt obligations, of issuers located around the world, including emerging markets, without limitation on the percentage of assets the Fund can invest in a particular type of security. The Fund seeks to reduce volatility by allocating its assets broadly across markets, industries, and issuers and without geographic or market capitalization limits. The Fund’s subadviser is BlackRock Investment Management, LLC (BlackRock).

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class R5 shares returned 13.63%, outperforming the 10.41% return of the FTSE World Index (the “benchmark”), which measures the performance of the large- and mid-capitalization universe for developed and advanced emerging market segments. It is part of the FTSE Global Equity Index Series. The Fund outperformed the 6.77% return of the FTSE World Government Bond Index (WGBI), which measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. The Fund outperformed the 9.84% return of the Custom Global Allocation Index that comprises the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market; the FTSE World ex U.S. Index, an unmanaged, market-capitalization-weighted index representing the performance of the large- and mid-cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series excluding the United States; the BofA Merrill Lynch Current 5-Year U.S. Treasury Index, an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond; and the FTSE Non-U.S. Dollar World Government Bond Index, which measures the performance of fixed-rate, local currency, investment-grade sovereign bonds of all WGBI countries except the United States and is stated in U.S. dollar terms. It is a subset of the FTSE WGBI. The weightings of the component indexes are 36%, 24%, 24%, and 16%, respectively.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund is managed as a highly diversified portfolio invested across multiple asset classes, regions, sectors, currencies, and individual securities. The performance of any individual security is not intended to have a significant impact on the overall return of the Fund. Given the diversified composition of the Fund, the commentary below reflects the general themes affecting Fund performance over the period.

Within equities, stock selection and an overweight to consumer discretionary and information technology, relative to the benchmark, contributed to the Fund’s performance. Stock selection and an underweight to the energy sector also positively impacted returns. Within fixed income, yield curve positioning contributed to performance during the reporting period. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) The Fund’s holdings in domestic investment-grade bonds also had a positive impact on performance, as did its investments in gold-related securities.

Within equities, security selection in the industrial sector weighed on the Fund’s returns. Currency management, specifically an underweight to the Australian dollar and an overweight to the U.S. dollar, also detracted from the Fund’s full-year performance.

The Fund may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives benefited the Fund’s performance.

5

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Risk assets continued their rally from the second quarter of 2020 into the third quarter, albeit with increasing periods of volatility. BlackRock believes the sustained market confidence reflected strong economic data, with reported earnings generally exceeding consensus forecasts, a recovering labor market, a solid housing market, and a resilient consumer. It is important to note that the U.S. consumer entered the 2020 downturn quite strongly, with more sustainable levels of household debt and record low debt servicing costs. BlackRock believes this strength, coupled with a resilient corporate sector and the impact from a significant amount of stimulus, could support risk assets into 2021. Over the short term however, BlackRock remains cognizant of the fact that the market may be more volatile leading into the U.S. presidential election and has adjusted the Fund’s portfolio accordingly.

At fiscal year-end, the Fund’s portfolio was overweight equities, and underweight fixed income – with small exposures to precious metals and cash equivalents. Within equities, the Fund’s largest overweights were in the consumer discretionary, health care, and industrial sectors, while its largest underweights were in the consumer staples, real estate, and financial sectors. From a geographic perspective, the Fund was overweight in the U.S., China, and Europe (ex-U.K), and underweight in Japan. Within fixed income, the Fund was underweight in developed market government bonds, and overweight in credit and securitized debt. From a duration perspective, the total portfolio duration was 2.5 versus a benchmark duration of 2.8 (total portfolio duration assumes equity duration of 0). (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) From a currency perspective, the Fund was overweight in the U.S. dollar and the euro, and underweight in the Australian dollar.

MassMutual Select BlackRock Global Allocation Fund Largest Holdings (% of Net Assets) on 9/30/20
U.S. Treasury Inflation Index 0.125% 4/15/25	3.6%
U.S. Treasury Note 1.750% 11/15/29	2.5%
SPDR Gold Shares	2.2%
Apple, Inc.	2.1%
Microsoft Corp.	2.0%
Amazon.com, Inc.	2.0%
iShares iBoxx High Yield Corporate Bond ETF	1.9%
Alphabet, Inc. Class C	1.4%
China Government International Bond 3.290% 5/23/29	1.3%
U.S. Treasury Inflation Index 0.125% 10/15/24	1.3%
20.3%

MassMutual Select BlackRock Global Allocation Fund Portfolio Characteristics (% of Net Assets) on 9/30/20
Equities	63.3%
Bonds & Notes	25.4%
Mutual Funds	6.3%
Purchased Options	1.0%
Total Long-Term Investments	96.0%
Short-Term Investments and Other Assets and Liabilities	4.0%
Net Assets	100.0%
Equities Sold Short	(0.3)%

6

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	13.78%	7.37%		5.29%
Class R5	12/01/2009	13.63%	7.26%	5.96%
Service Class	12/01/2009	13.58%	7.16%	5.88%
Administrative Class	12/01/2009	13.45%	7.05%	5.79%
Class R4	04/01/2014	13.22%	6.87%		4.79%
Class A	12/01/2009	13.22%	6.77%	5.48%
Class A (sales load deducted)*	12/01/2009	6.99%	5.57%	4.89%
Class R3	04/01/2014	12.99%	6.63%		4.55%
FTSE World Index#		10.41%	10.88%	9.35%	7.73%
FTSE World Government Bond Index		6.77%	3.95%	1.86%	2.15%
Custom Global Allocation Index		9.84%	8.33%	7.20%	6.17%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

7

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 63.3%
COMMON STOCK — 62.3%
Australia — 0.2%
BHP Group Ltd.	948	$24,398
Brambles Ltd.	1,905	14,341
CSL Ltd.	26	5,357
Goodman Group	619	7,967
Newcrest Mining Ltd.	12,299	277,208
Quintis Group (Acquired 7/20/16-12/04/18, Cost $355,478) (a) (b) (c) (d)	578,796	675,737
Rio Tinto Ltd.	199	13,473
Wesfarmers Ltd.	827	26,368
		1,044,849
Bermuda — 0.2%
Brilliance China Automotive Holdings Ltd.	84,000	79,047
CK Infrastructure Holdings Ltd.	18,000	84,235
Jardine Matheson Holdings Ltd.	3,000	119,071
Kunlun Energy Co. Ltd	8,000	5,272
Marvell Technology Group Ltd.	16,068	637,900
		925,525
Brazil — 0.0%
B3 SA - Brasil Bolsa Balcao	2,257	22,108
Banco do Brasil SA	1,194	6,298
Banco Santander Brasil SA	991	4,934
Centrais Eletricas Brasileiras SA	559	3,018
Engie Brasil Energia SA	3,297	23,689
JBS SA	21,532	79,251
Vale SA Sponsored ADR	10,530	111,407
		250,705
Canada — 0.8%
Barrick Gold Corp.	17,115	480,719
Brookfield Asset Management, Inc. Class A	261	8,636
CGI, Inc. (d)	39	2,647
Constellation Software, Inc.	11	12,223
Enbridge, Inc.	107,002	3,125,964
Fairfax Financial Holdings Ltd.	46	13,546
First Quantum Minerals Ltd.	46,455	414,119
Loblaw Cos. Ltd.	414	21,680
Magna International, Inc.	83	3,798
Manulife Financial Corp.	420	5,842
Nutrien Ltd.	175	6,862
Restaurant Brands International, Inc.	206	11,832
Shopify, Inc. Class A (d)	15	15,340
TC Energy Corp.	29	1,217
Thomson Reuters Corp.	225	17,955

	Number of Shares	Value
Wheaton Precious Metals Corp.	10,750	$527,429
		4,669,809
Cayman Islands — 1.4%
AAC Technologies Holdings, Inc.	19,000	103,153
Agile Group Holdings Ltd.	4,000	5,256
Alibaba Group Holding Ltd. (d)	5,400	199,685
Alibaba Group Holding Ltd. Sponsored ADR (d)	6,053	1,779,461
ANTA Sports Products Ltd.	20,000	207,275
Baidu, Inc. Sponsored ADR (d)	145	18,356
China Feihe Ltd. (e)	9,000	20,976
Country Garden Services Holdings Co.Ltd.	2,344	15,168
Dali Foods Group Co. Ltd. (e)	15,500	9,479
Haidilao International Holding Ltd. (e)	15,000	108,562
Hansoh Pharmaceutical Group Co. Ltd. (d) (e)	8,000	39,178
Hengan International Group Co. Ltd.	1,500	10,905
Huazhu Group Ltd. ADR	4,672	202,017
JD.com, Inc. ADR (d)	615	47,730
KE Holdings, Inc. (d)	4,852	297,428
Kingdee International Software Group Co. Ltd.	188,000	488,575
Li Auto, Inc. ADR (d)	19,754	343,522
Meituan Dianping Class B (d)	5,800	182,406
Momo, Inc. Sponsored ADR	1,237	17,021
NetEase.com, Inc. ADR	588	267,346
New Oriental Education & Technology Group, Inc. Sponsored ADR (d)	935	139,782
Silergy Corp.	4,000	236,676
Tencent Holdings Ltd.	47,200	3,143,207
Tingyi Cayman Islands Holding Corp.	12,000	21,271
Trip.com Group Ltd. ADR (d)	9,090	283,063
Vipshop Holdings Ltd. ADR (d)	811	12,684
Want Want China Holdings Ltd.	129,000	90,035
WH Group Ltd. (e)	128,500	104,589
Wuxi Biologics Cayman, Inc. (d) (e)	7,000	171,783
Yihai International Holding Ltd.	7,000	110,292
		8,676,881
Chile — 0.0%
Cia Cervecerias Unidas SA ADR	1,306	16,939
China — 0.7%
Aier Eye Hospital Group Co. Ltd. Class A	26,798	202,449
Amoy Diagnostics Co. Ltd. Class A	8,550	96,164
Anhui Conch Cement Co. Ltd. Class H	1,500	10,371
Anhui Gujing Distillery Co. Ltd. Class B	500	5,571

The accompanying notes are an integral part of the consolidated financial statements.

8

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Asymchem Laboratories Tianjin Co. Ltd. Class A	3,827	$148,930
Autobio Diagnostics Co. Ltd. Class A	5,929	141,140
BYD Co. Ltd. Class A	7,700	132,372
China CITIC Bank Class H	12,000	4,659
China Galaxy Securities Co. Ltd. Class H	10,000	5,636
China Merchants Bank Co. Ltd. Class H	31,000	147,621
China National Building Material Co. Ltd. Class H	12,000	15,195
China Oilfield Services Ltd. Class H	42,000	29,472
China Telecom Corp. Ltd. Class H	106,000	31,795
Contemporary Amperex Technology Co. Ltd. Class A	8,300	257,346
CRRC Corp Ltd. Class H	40,000	16,017
Ganfeng Lithium Co. Ltd. Class H (e)	5,600	27,647
Glodon Co. Ltd. Class A	13,900	149,483
Gree Electric Appliances, Inc. of Zhuhai Class A	12,132	95,349
Guangdong Marubi Biotechnology Co. Ltd. Class A	8,152	77,528
Guangzhou Automobile Group Co. Ltd.	90,000	75,453
Guangzhou Automobile Group Co. Ltd. Class A	39,640	55,463
Guangzhou Baiyun International Airport Co. Ltd.	79,000	158,442
Haier Smart Home Co. Ltd. Class A	24,969	80,115
Haitong Securities Co. Ltd. Class H (d)	11,600	9,951
Han’s Laser Technology Industry Group Co. Ltd. Class A	30,699	149,107
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	58,650	329,524
Hangzhou Robam Appliances Co. Ltd. Class A	26,800	128,746
Hangzhou Tigermed Consulting Co. Ltd. Class A	5,599	85,157
Hangzhou Tigermed Consulting Co. Ltd. Class H (d) (e)	8,400	119,659
Hundsun Technologies, Inc. Class A	5,338	77,685
Industrial & Commercial Bank of China Ltd. Class H	218,000	113,651
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	18,399	104,429
Inspur Electronic Information Industry Co. Ltd. Class A	13,600	61,005
Jiangxi Copper Co. Ltd. Class H	6,000	6,748
Kweichow Moutai Co. Ltd. Class A	600	147,500
Offcn Education Technology Co. Ltd. Class A	1,000	4,793

	Number of Shares	Value
PICC Property & Casualty Co. Ltd. Class H	24,000	$16,793
Ping An Insurance Group Co. of China Ltd. Class A	11,944	133,879
Poly Property Services Co. Ltd.	200	1,559
Shanghai International Airport Co. Ltd. Class A	16,600	167,421
Shenzhen Goodix Technology Co. Ltd. Class A	100	2,311
Shenzhen Inovance Technology Co. Ltd. Class A	15,951	135,987
Venus MedTech Hangzhou, Inc. Class H (d) (e)	16,000	171,134
Venustech Group, Inc. Class A	27,650	140,729
Wuhan Raycus Fiber Laser Technologies Co. Ltd. Class A	14,398	131,588
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. Class A	1,400	8,176
WuXi AppTec Co. Ltd. Class A	6,020	90,142
Xinjiang Goldwind Science & Technology Co. Ltd. Class H	1,800	1,579
Yifeng Pharmacy Chain Co. Ltd. Class A	11,180	163,098
Yonyou Network Technology Co. Ltd. Class A	15,028	84,596
Zhejiang Century Huatong Group Co. Ltd. Class A (d)	5,340	7,489
		4,558,654
Denmark — 0.1%
AP Moller - Maersk A/S Class A	5	7,303
AP Moller - Maersk A/S Class B	11	17,440
DSV PANALPINA A/S	3,592	586,176
Genmab A/S (d)	373	135,441
		746,360
Finland — 0.3%
Fortum OYJ	383	7,752
Neste OYJ	32,389	1,703,136
Nokia OYJ (d)	24,400	95,638
		1,806,526
France — 2.3%
Arkema SA	11,030	1,170,159
AXA SA	787	14,528
BNP Paribas SA (d)	5,262	190,621
Carrefour SA	1,874	29,996
Cie de Saint-Gobain (d)	4,156	174,493
Danone SA	48,956	3,166,528
Engie SA (d)	775	10,358
EssilorLuxottica SA (d)	11,109	1,510,662
Kering SA	728	483,673

The accompanying notes are an integral part of the consolidated financial statements.

9

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
LVMH Moet Hennessy Louis Vuitton SE	3,332	$1,557,696
Orange SA	1,084	11,280
Pernod-Ricard SA	678	108,202
Safran SA (d)	25,919	2,550,528
Sanofi	30,093	3,017,396
Schneider Electric SA	197	24,451
Societe Generale SA (d)	10,426	137,963
Vivendi SA	956	26,646
		14,185,180
Germany — 2.1%
adidas AG (d)	9,502	3,075,448
Bayer AG Registered	362	22,625
Daimler AG Registered	158	8,519
Deutsche Boerse AG	227	39,866
Deutsche Post AG Registered	909	41,451
Deutsche Telekom AG	153,903	2,578,218
Evonik Industries AG	812	21,037
Fresenius SE & Co. KGaA	253	11,517
Henkel AG & Co. KGaA	80	7,494
Infineon Technologies AG	7,855	222,192
Siemens AG	44,756	5,659,203
Siemens Energy AG (d) (f)	22,867	616,639
Vonovia SE	6,206	426,467
		12,730,676
Hong Kong — 0.8%
AIA Group Ltd.	308,600	3,040,074
China Mobile Ltd.	6,500	41,786
China Resources Cement Holdings Ltd.	10,000	13,717
China Resources Pharmaceutical Group Ltd. (e)	12,000	6,173
China Resources Power Holdings Co. Ltd.	10,000	11,068
China Unicom Hong Kong Ltd.	24,000	15,735
CLP Holdings Ltd.	13,000	121,177
CNOOC Ltd.	8,000	7,744
Hang Lung Properties Ltd.	86,000	219,303
HKT Trust & HKT Ltd.	86,000	113,938
Hysan Development Co. Ltd.	20,000	59,842
Lenovo Group Ltd.	14,000	9,304
Sun Art Retail Group Ltd.	7,500	8,309
Sun Hung Kai Properties Ltd.	80,750	1,035,208
		4,703,378
India — 0.5%
HDFC Asset Management Co. Ltd. (e)	127	3,908
Hindustan Unilever Ltd.	318	8,919
NTPC Ltd.	6,818	7,875

	Number of Shares	Value
Petronet LNG Ltd.	18,923	$56,528
Reliance Industries Ltd.	8,164	149,230
Reliance Industries Ltd.	86,090	2,618,132
Vedanta Ltd.	7,319	13,649
Wipro Ltd.	719	3,065
Zee Entertainment Enterprises Ltd.	38,479	110,339
		2,971,645
Indonesia — 0.0%
Bank Central Asia Tbk PT	87,100	158,955
Ireland — 0.0%
Aon PLC Class A	97	20,011
Eaton Corp. PLC	286	29,181
Medtronic PLC	442	45,933
Willis Towers Watson PLC	20	4,176
		99,301
Italy — 1.6%
Enel SpA	569,557	4,945,550
Intesa Sanpaolo (d)	594,629	1,116,551
RAI Way SpA (e)	101,759	645,887
Snam SpA	42,117	216,557
UniCredit SpA (d)	341,154	2,813,392
		9,737,937
Japan — 2.2%
Aisin Seiki Co. Ltd.	100	3,197
Ajinomoto Co., Inc.	80,200	1,648,717
Asahi Kasei Corp.	1,200	10,475
Astellas Pharma, Inc.	114,450	1,703,764
Canon, Inc.	1,600	26,557
East Japan Railway Co.	14,653	902,887
Eisai Co. Ltd.	100	9,125
FamilyMart Co. Ltd.	400	9,046
FUJIFILM Holdings Corp.	200	9,855
Fujitsu	100	13,693
Hitachi Ltd.	400	13,516
Honda Motor Co. Ltd.	200	4,719
Hoya Corp.	17,720	1,997,392
KDDI Corp.	12,700	321,259
Keyence Corp.	800	372,834
Maeda Road Construction Co. Ltd.	2,000	36,550
Marubeni Corp.	1,400	7,943
Mitsubishi Corp.	600	14,354
Mitsubishi Estate Co. Ltd.	19,400	293,213
Mitsubishi Heavy Industries Ltd.	1,400	31,096
Murata Manufacturing Co. Ltd.	18,310	1,181,396
NEC Corp.	200	11,707
Nexon Co. Ltd.	100	2,484
Nippon Telegraph & Telephone Corp.	13,080	267,604
Nomura Holdings, Inc.	400	1,825

The accompanying notes are an integral part of the consolidated financial statements.

10

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
NTT Data Corp.	1,000	$12,819
Olympus Corp.	200	4,151
Otsuka Holdings Co. Ltd.	200	8,482
Panasonic Corp.	1,300	11,012
Rakuten, Inc.	1,100	11,883
Sekisui House Ltd.	300	5,306
Seven & i Holdings Co. Ltd.	700	21,639
Shin-Etsu Chemical Co. Ltd.	16,188	2,112,889
Shionogi & Co. Ltd.	100	5,350
Shiseido Co. Ltd.	100	5,738
Sompo Holdings, Inc.	300	10,391
Subaru Corp.	44,730	868,326
Sumitomo Electric Industries Ltd.	200	2,247
Suzuki Motor Corp.	31,137	1,333,646
		13,309,087
Luxembourg — 0.0%
Globant SA (d)	719	128,859
Mexico — 0.0%
Fomento Economico Mexicano SAB de CV	1,835	10,307
Grupo Bimbo SAB de CV Series A	8,242	15,335
Wal-Mart de Mexico SAB de CV	1,227	2,936
		28,578
Netherlands — 3.1%
Adyen NV (d) (e)	846	1,559,057
Akzo Nobel NV	35,668	3,612,272
ASML Holding NV	9,095	3,353,641
Fiat Chrysler Automobiles NV (d)	504	6,170
ING Groep NV (d)	399,239	2,826,954
Koninklijke Philips NV (d)	58,408	2,751,614
NXP Semiconductors NV	19,249	2,402,468
Prosus NV (d)	75	6,916
Schlumberger NV	789	12,277
STMicroelectronics NV	2,200	67,248
Unilever NV	43,391	2,619,525
		19,218,142
Poland — 0.0%
Polski Koncern Naftowy ORLEN SA	541	6,407
Portugal — 0.0%
Jeronimo Martins SGPS SA	7,371	118,424
Republic of Korea — 0.3%
Celltrion, Inc. (d)	35	7,701
Hyundai Mobis Co. Ltd.	37	7,268
Kakao Corp.	1,284	399,699
KB Financial Group, Inc.	171	5,515
Kia Motors Corp.	508	20,703
LG Chem Ltd.	931	519,827
LG Electronics, Inc.	204	16,186

	Number of Shares	Value
LG Uplus Corp.	526	$5,169
NCSoft Corp.	385	265,155
POSCO	553	92,937
Samsung Biologics Co. Ltd. (d) (e)	18	10,612
Samsung SDI Co. Ltd.	473	175,087
Shinhan Financial Group Co. Ltd.	377	8,767
SK Telecom Co. Ltd.	10	2,034
		1,536,660
Singapore — 0.3%
CapitaLand Ltd.	498,100	995,237
ComfortDelGro Corp. Ltd.	76,900	79,969
DBS Group Holdings Ltd.	11,900	175,029
Singapore Telecommunications Ltd.	18,000	28,079
United Overseas Bank Ltd.	21,100	296,205
		1,574,519
South Africa — 0.0%
Anglo American Platinum Ltd.	243	16,857
AngloGold Ashanti Ltd.	418	10,920
MTN Group Ltd.	5,606	18,860
		46,637
Spain — 0.3%
Cellnex Telecom SA (e)	33,833	2,056,227
Grifols SA	138	3,977
Repsol SA	3,701	24,720
Telefonica SA	5,807	19,917
		2,104,841
Sweden — 0.8%
Assa Abloy AB Class B	960	22,407
Atlas Copco AB Class A	4,662	221,880
Hexagon AB Class B (d)	6,350	479,907
Sandvik AB (d)	537	10,475
Telefonaktiebolaget LM Ericsson Class B	38,651	422,596
Volvo AB Class B (d)	178,070	3,420,118
		4,577,383
Switzerland — 1.4%
Alcon, Inc. (d)	430	24,413
Alcon, Inc. (d)	4,152	236,456
Chubb Ltd.	8,659	1,005,483
LafargeHolcim Ltd.	228	10,393
Lonza Group AG Registered	8	4,938
Nestle SA	20,500	2,432,101
Novartis AG Registered	583	50,663
Roche Holding AG	11,678	3,995,362
SGS SA Registered	7	18,763
Sika AG Registered	2,314	568,481
Straumann Holding AG Registered	241	242,462
		8,589,515

The accompanying notes are an integral part of the consolidated financial statements.

11

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Taiwan — 1.1%
ASE Technology Holding Co. Ltd.	3,000	$6,164
Asustek Computer	2,000	17,577
Cathay Financial Holding Co. Ltd.	74,000	98,886
Chunghwa Telecom Co. Ltd.	38,000	140,169
Formosa Chemicals & Fibre Corp.	33,000	77,222
Formosa Petrochemical Corp.	18,000	49,778
Formosa Plastics Corp.	29,000	78,780
Fubon Financial Holding Co. Ltd.	80,000	116,141
Hon Hai Precision Industry Co. Ltd.	42,080	112,653
MediaTek, Inc.	6,000	126,522
Nan Ya Plastics Corp.	40,000	82,240
Nanya Technology Corp.	7,000	13,919
Taiwan Semiconductor Manufacturing Co. Ltd.	367,000	5,511,817
Uni-President Enterprises Corp.	59,000	127,562
United Microelectronics Corp.	42,000	41,168
Yageo Corp.	13,000	158,732
		6,759,330
Thailand — 0.1%
Advanced Info Service PCL	22,900	123,579
Intouch Holdings PCL	73,500	120,615
Thai Beverage PCL	86,800	38,499
		282,693
Turkey — 0.0%
BIM Birlesik Magazalar AS	445	4,008
Tupras Turkiye Petrol Rafineriileri AS (d)	1,790	18,437
		22,445
United Kingdom — 1.3%
Anglo American PLC	5,010	120,985
Aptiv PLC	25,009	2,292,825
AstraZeneca PLC	877	95,454
Atlassian Corp. PLC Class A (d)	1,451	263,777
Berkeley Group Holdings PLC	5,926	322,398
BHP Group PLC	8,219	175,219
Coca-Cola European Partners PLC	44	1,708
Diageo PLC	1,400	47,962
Experian PLC	58	2,170
Ferguson PLC	3,343	336,360
GlaxoSmithKline PLC	925	17,327
Glencore PLC (d)	898	1,860
HSBC Holdings PLC	3,902	15,159
Legal & General Group PLC	5,114	12,394
NMC Health PLC (a) (c) (d)	27,178	—
RELX PLC	17,316	383,288
Rio Tinto PLC	3,019	182,161
Royal Dutch Shell PLC Class A	370	4,580

	Number of Shares	Value
Royal Dutch Shell PLC Class B	722	$8,734
Sensata Technologies Holding PLC (d)	735	31,708
Unilever PLC	22,420	1,381,473
Vodafone Group PLC	1,654,514	2,195,011
		7,892,553
United States — 40.4%
Abbott Laboratories	26,991	2,937,431
AbbVie, Inc.	35,999	3,153,152
Adobe, Inc. (d)	2,460	1,206,458
Advanced Micro Devices, Inc. (d)	106	8,691
Agilent Technologies, Inc.	20,140	2,032,932
Air Products & Chemicals, Inc. (g)	14,989	4,464,624
Akamai Technologies, Inc. (d)	1,724	190,571
Alaska Air Group, Inc.	1,538	56,337
Alexion Pharmaceuticals, Inc. (d)	1,170	133,883
The Allstate Corp.	252	23,723
Alphabet, Inc. Class C (d)	5,752	8,453,139
Altair Engineering, Inc. Class A (d)	8,439	354,269
Altria Group, Inc.	131	5,062
Amazon.com, Inc. (d) (g)	3,814	12,009,256
American Electric Power Co., Inc.	210	17,163
American Tower Corp.	1,865	450,826
American Water Works Co., Inc.	1,812	262,523
Amgen, Inc.	36	9,150
Analog Devices, Inc.	723	84,403
Anthem, Inc.	11,634	3,124,776
Apellis Pharmaceuticals, Inc. (d)	3,416	103,061
Apple, Inc.	111,951	12,965,045
Applied Materials, Inc.	43,435	2,582,211
Autodesk, Inc. (d)	8,469	1,956,424
Automatic Data Processing, Inc.	23	3,208
AutoZone, Inc. (d)	20	23,553
Bank of America Corp.	139,611	3,363,229
The Bank of New York Mellon Corp.	677	23,248
Baxter International, Inc.	3,179	255,655
Becton Dickinson and Co.	8,323	1,936,596
Berkshire Hathaway, Inc. Class B (d)	3,750	798,525
BioMarin Pharmaceutical, Inc. (d)	1,637	124,543
Booking Holdings, Inc. (d)	7	11,975
Boston Scientific Corp. (d)	36,885	1,409,376
Bristol-Myers Squibb Co.	33,936	2,046,001
Broadcom, Inc.	555	202,198
C.H. Robinson Worldwide, Inc.	3,462	353,782
Cadence Design Systems, Inc. (d)	3,396	362,115
Capital One Financial Corp.	45,975	3,303,764
Cardinal Health, Inc.	481	22,583
Cerner Corp.	276	19,952
The Charles Schwab Corp.	25,897	938,248

The accompanying notes are an integral part of the consolidated financial statements.

12

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Charter Communications, Inc. Class A (d) (g)	7,172	$4,477,767
Ciena Corp. (d)	738	29,291
Cigna Corp.	115	19,482
Citigroup, Inc.	26,765	1,153,839
The Clorox Co.	18	3,783
CME Group, Inc.	146	24,427
Cognizant Technology Solutions Corp. Class A	132	9,163
Colgate-Palmolive Co.	5,690	438,984
Comcast Corp. Class A (g)	112,053	5,183,572
Constellation Brands, Inc. Class A	99	18,762
Corteva, Inc.	203	5,848
Costco Wholesale Corp.	4,689	1,664,595
Crowdstrike Holdings, Inc. Class A (d)	5,860	804,695
Crown Castle International Corp.	184	30,636
Cummins, Inc.	33	6,968
D.R. Horton, Inc.	51,434	3,889,953
Dell Technologies Class C (d)	18,071	1,223,226
DexCom, Inc. (d)	380	156,647
Dollar General Corp.	73	15,302
Dollar Tree, Inc. (d)	123	11,235
eBay, Inc.	856	44,598
Edwards Lifesciences Corp. (d)	7,660	611,421
Electronic Arts, Inc. (d)	207	26,995
Eli Lilly & Co.	147	21,759
Emerson Electric Co.	37,446	2,455,334
EPAM Systems, Inc. (d)	581	187,826
Exelon Corp.	190	6,794
Facebook, Inc. Class A (d)	10,721	2,807,830
FedEx Corp.	100	25,152
Fieldwood Energy LLC (d)	4,052	41
Fieldwood Energy LLC (d)	1,094	11
FirstEnergy Corp.	564	16,192
Fiserv, Inc. (d)	82	8,450
Fortinet, Inc. (d)	2,921	344,123
Fortive Corp.	35,634	2,715,667
Fortune Brands Home & Security, Inc.	3,566	308,530
Freeport-McMoRan, Inc.	32,088	501,856
Gilead Sciences, Inc.	15,826	1,000,045
Global Payments, Inc.	11,964	2,124,567
The Goldman Sachs Group, Inc.	197	39,591
GoodRx Holdings, Inc. (d)	3,066	170,470
Guardant Health, Inc. (d)	3,367	376,363
HCA Healthcare, Inc.	21,519	2,682,989
Hess Corp.	7,924	324,329
Hewlett Packard Enterprise Co.	3,432	32,158
The Home Depot, Inc.	11,868	3,295,862
HP, Inc.	1,401	26,605

	Number of Shares	Value
Humana, Inc.	299	$123,753
Illinois Tool Works, Inc.	21	4,057
Illumina, Inc. (d)	362	111,887
Incyte Corp. (d)	87	7,807
Inphi Corp. (d)	367	41,196
Insulet Corp. (d)	434	102,680
Intel Corp.	2,818	145,916
International Flavors & Fragrances, Inc.	19,653	2,406,510
Intuit, Inc.	115	37,514
Intuitive Surgical, Inc. (d)	1,153	818,100
Iovance Biotherapeutics, Inc. (d)	2,291	75,420
IQVIA Holdings, Inc. (d)	240	37,831
Jawbone Health Hub, Inc. (Acquired 1/24/17, Cost $0) (a) (b) (c) (d)	19,705	—
Johnson & Johnson	30,297	4,510,617
JP Morgan Chase & Co.	53,372	5,138,122
Kinder Morgan, Inc.	1,694	20,887
The Kraft Heinz Co.	130	3,894
The Kroger Co.	451	15,293
L3 Harris Technologies, Inc.	28,192	4,788,129
Lennar Corp. Class A	14,482	1,182,890
Liberty Broadband Corp. Class C (d)	448	64,006
Liberty Media Corp-Liberty SiriusXM Class A (d)	14,784	490,385
Liberty Media Corp-Liberty SiriusXM Class C (d)	26,059	862,032
Live Nation Entertainment, Inc. (d)	1,436	77,372
Lookout, Inc. (Acquired 3/04/15, Cost $42,391) (a) (b) (c) (d)	3,711	19,446
Lowe’s Cos., Inc.	25,523	4,233,245
Madison Square Garden Sports Corp. (d)	62	9,330
Marsh & McLennan Cos., Inc.	27,528	3,157,462
Masco Corp.	9,174	505,763
Mastercard, Inc. Class A	16,303	5,513,186
McDonald’s Corp.	15,038	3,300,691
McKesson Corp.	44	6,553
MercadoLibre, Inc. (d)	7	7,577
Merck & Co., Inc.	38,646	3,205,686
MGM Resorts International	2,245	48,829
Microchip Technology, Inc.	13,782	1,416,238
Micron Technology, Inc. (d)	18,528	870,075
Microsoft Corp.	59,349	12,482,875
Mondelez International Inc. Class A	5,746	330,108
MongoDB, Inc. (d)	588	136,128
Moody’s Corp.	47	13,623
Morgan Stanley	100,061	4,837,949
Motorola Solutions, Inc.	3,463	543,033
MSCI, Inc.	12	4,281

The accompanying notes are an integral part of the consolidated financial statements.

13

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Netflix, Inc. (d)	42	$21,001
Nevro Corp. (d)	661	92,077
New Relic, Inc. (d)	2,201	124,048
Newmont Corp.	8,129	515,785
NextEra Energy, Inc.	18,003	4,996,913
Northrop Grumman Corp.	320	100,957
NortonLifeLock, Inc.	9,522	198,438
NVIDIA Corp.	5,755	3,114,721
Okta, Inc. (d)	1,956	418,291
Oracle Corp.	3,438	205,249
Otis Worldwide Corp.	710	44,318
Palantir Technologies, Inc. (d)	21,418	203,471
Palantir Technologies, Inc., Lockup Shares, (Acquired 3/27/14-9/30/20, Cost $525,179)
(b) (c) (d)	85,674	773,204
Palo Alto Networks, Inc. (d)	1,813	443,732
Paycom Software, Inc. (d)	674	209,816
PayPal Holdings, Inc. (d)	11,604	2,286,336
Peloton Interactive, Inc. Class A (d)	17,763	1,762,800
PepsiCo, Inc.	3,117	432,016
Pfizer, Inc.	56,420	2,070,614
PPG Industries, Inc.	24,705	3,015,986
The Procter & Gamble Co.	216	30,022
Proofpoint, Inc. (d)	1,331	140,487
Prudential Financial, Inc.	257	16,325
PTC Therapeutics, Inc. (d)	1,107	51,752
PTC, Inc. (d)	34,706	2,870,880
QUALCOMM, Inc.	4,870	573,102
Raytheon Technologies Corp.	59,459	3,421,271
Regeneron Pharmaceuticals, Inc. (d)	6	3,359
ResMed, Inc.	1,243	213,088
Rockwell Automation, Inc.	83	18,316
salesforce.com, Inc. (d)	16,914	4,250,826
Sarepta Therapeutics, Inc. (d)	1,025	143,941
Seattle Genetics, Inc. (d)	1,519	297,253
Sempra Energy	141	16,689
ServiceNow, Inc. (d)	3,110	1,508,350
The Sherwin-Williams Co.	11	7,664
The Simply Good Foods Co. (d)	8,084	178,252
The Southern Co.	279	15,127
Southwest Airlines Co.	3,268	122,550
Splunk, Inc. (d)	2,682	504,565
Stanley Black & Decker, Inc.	150	24,330
Starbucks Corp.	42,971	3,692,068
Stryker Corp.	1,199	249,836
T-Mobile US, Inc. (d)	2,783	318,264
Target Corp.	170	26,761
Tesla Motors, Inc. (d)	11	4,719

	Number of Shares	Value
Thermo Fisher Scientific, Inc.	6,011	$2,653,977
Thor Industries, Inc.	76	7,240
The TJX Cos., Inc.	42,885	2,386,550
Toll Brothers, Inc.	1,252	60,922
TransDigm Group, Inc.	985	467,993
The Travelers Cos., Inc.	2,536	274,370
Twilio, Inc. Class A (d)	816	201,625
Tyson Foods, Inc. Class A	249	14,811
U.S. Bancorp	12,648	453,431
Uber Technologies, Inc. (d)	51,474	1,877,772
Union Pacific Corp.	27,491	5,412,153
United Parcel Service, Inc. Class B	124	20,662
UnitedHealth Group, Inc.	19,702	6,142,493
Vail Resorts, Inc.	60	12,838
VeriSign, Inc. (d)	114	23,353
Verizon Communications, Inc.	5,092	302,923
Vertex Pharmaceuticals, Inc. (d)	4,503	1,225,356
Vertiv Holdings Co. (d)	126,431	2,189,785
Visa, Inc. Class A	3,836	767,085
Vistra Corp.	13,678	257,967
VMware, Inc. Class A (d) (h)	13,047	1,874,463
Wal-Mart Stores, Inc.	20,309	2,841,432
The Walt Disney Co.	14,980	1,858,718
Wells Fargo & Co.	8,576	201,622
Western Digital Corp.	4,625	169,044
Weyerhaeuser Co.	8,396	239,454
The Williams Cos., Inc.	262	5,148
Winnebago Industries, Inc.	120	6,200
Workday, Inc. Class A (d)	109	23,449
Wynn Resorts Ltd.	4,872	349,858
Xilinx, Inc.	9,920	1,034,061
Yum China Holdings, Inc.	4,384	232,133
Yum! Brands, Inc.	205	18,717
Zillow Group, Inc. Class C (d)	3,317	336,974
Zimmer Biomet Holdings, Inc.	19	2,587
Zoetis, Inc.	2,329	385,147
Zoom Video Communications, Inc. Class A (d)	24	11,283
Zscaler, Inc. (d)	2,864	402,936
		247,291,872

TOTAL COMMON STOCK (Cost $311,950,208)		380,771,265

PREFERRED STOCK — 1.0%
Brazil — 0.0%
Centrais Eletricas Brasileiras SA (d)	845	4,693
Itau Unibanco Holding SA 5.160%	26,136	104,713
		109,406

The accompanying notes are an integral part of the consolidated financial statements.

14

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Germany — 0.0%
Volkswagen AG 1.580%	58	$9,334
United Kingdom — 0.1%
Aptiv PLC, Convertible
5.500% (d)	3,561	403,889
United States — 0.9%
2020 Cash Mandatory Exchangeable Trust, Convertible
5.250% (d) (e)	914	994,066
Becton Dickinson and Co., Convertible
6.000% (d)	13,598	715,935
Boston Scientific Corp., Convertible
5.500% (d)	2,343	262,112
C3ai, Inc., Series D, (Acquired 10/07/19, Cost $501,053)
(a) (b) (c) (d)	113,005	600,057
C3ai, Inc., Series E, (Acquired 10/07/19, Cost $57,548)
(a) (b) (c) (d)	12,979	68,919
Citigroup Capital XIII, 3 mo. USD LIBOR + 6.370%
6.638% VRN	16,932	456,825
Databricks, Inc., Series F, (Acquired 10/22/19, Cost $283,760)
(a) (b) (c) (d)	6,607	317,136
GMAC Capital Trust I, Series 2, 7.542%, 3 mo. USD LIBOR + 5.785%
6.065% VRN	18,600	464,442
Grand Rounds, Inc., Series C, (Acquired 3/31/15, Cost $336,853)
(a) (b) (c) (d)	121,323	394,300
Grand Rounds, Inc., Series D, (Acquired 5/01/18, Cost $185,458)
(a) (b) (c) (d)	76,520	246,394
Lookout, Inc., Series F, (Acquired 9/19/14-10/22/14, Cost $628,910)
(a) (b) (c) (d)	55,056	627,638
Wells Fargo & Co. Series L
7.500% (d)	153	205,334
		5,353,158

TOTAL PREFERRED STOCK (Cost $5,496,933)		5,875,787

TOTAL EQUITIES (Cost $317,447,141)		386,647,052

	Principal Amount	Value
BONDS & NOTES — 25.4%

BANK LOANS — 0.9%
France — 0.1%
Casino Guichard-Perrachon SA, Term Loan B, 3 mo. EURIBOR + 5.500%
5.500% VRN 1/31/24 EUR (i)	$592,000	$657,942
Netherlands — 0.4%
Boels Topholding BV, 2020 Term Loan B, 1 mo. EURIBOR + 4.000%
4.000% VRN 1/14/27 EUR (i)	825,000	939,007
Ziggo BV, 2019 Term Loan H, 6 mo. EURIBOR + 3.000%
3.000% VRN 1/31/29 EUR (i)	1,017,786	1,162,898
		2,101,905
United States — 0.4%
Aimbridge Acquisition Co., Inc., 2020 Incremental Term Loan B,
0.000% 2/02/26 (j)	250,000	245,000
Airbnb, Inc., Term Loan, 3 mo. LIBOR + 7.500%
8.500% VRN 4/17/25	199,500	214,463
Cablevision Lightpath LLC, Term Loan B,
0.000% 9/15/27 (j)	64,000	63,600
Caesars Resort Collection LLC, 2020 Term Loan, 1 mo. LIBOR + 4.500%, 3 mo. LIBOR + 4.500%
4.647% - 4.772% VRN 7/21/25	117,000	113,068
Douglas Dynamics Holdings, Inc., 2020 Additional Term Loan B, 1 mo. LIBOR + 3.750%
4.750% VRN 6/08/26	40,648	40,241
Herschend Entertainment Co. LLC, Term Loan B, 3 mo. LIBOR + 5.750%
6.750% VRN 8/25/25	301,000	287,455
Hilton Worldwide Finance LLC, 2019 Term Loan B2, 1 mo. LIBOR + 1.750%
1.898% VRN 6/22/26	491,275	473,407
Knowlton Development Corp., Inc., 2020 EUR Term Loan B, 3 mo. EURIBOR + 5.000%
5.000% VRN 12/22/25 EUR	630,187	731,703
Pacific Gas & Electric Co., 2020 Exit Term Loan B, 3 mo. LIBOR + 4.500%
5.500% VRN 6/23/25	161,595	158,093
Pike Corporation, 2020 Term Loan B, 1 mo. LIBOR + 3.000%
3.150% VRN 7/24/26	92,000	91,080

The accompanying notes are an integral part of the consolidated financial statements.

15

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Shearer’s Foods, Inc., 2020 Term Loan B,
0.000% 9/23/27 (j)	$52,000	$51,578
		2,469,688

TOTAL BANK LOANS (Cost $5,087,310)		5,229,535

CORPORATE DEBT — 6.4%
Australia — 0.4%
FMG Resources August 2006 Pty Ltd.
4.750% 5/15/22 (e)	10,000	10,237
5.125% 3/15/23 (e)	7,000	7,305
5.125% 5/15/24 (e)	11,000	11,742
Quintis (Australia) Pty Limited First Lien Note, (Acquired 7/20/16-4/01/20, Cost $1,044,162),
7.500% 10/01/26 (a) (b) (c) (e)	1,045,462	1,045,462
Quintis (Australia) Pty Limited Second Lien Note, (Acquired 7/20/16, Cost $1,077,000),
12.000% 10/01/28 (a) (b) (c) (e)	1,095,355	1,095,355
		2,170,101
Canada — 0.1%
1011778 BC ULC / New Red Finance, Inc.
4.000% 10/15/30 (e) (f)	116,000	116,894
5.000% 10/15/25 (e)	34,000	34,862
Bausch Health Cos., Inc.
5.500% 11/01/25 (e)	19,000	19,499
5.750% 8/15/27 (e)	6,000	6,368
6.250% 2/15/29 (e)	56,000	57,599
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp.
6.250% 9/15/27 (e)	9,000	9,076
First Quantum Minerals Ltd.
6.875% 10/15/27 (e) (f)	200,000	192,750
Hudbay Minerals, Inc.
6.125% 4/01/29 (e)	26,000	25,740
Masonite International Corp.
5.375% 2/01/28 (e)	18,000	19,196
Mattamy Group Corp.
4.625% 3/01/30 (e)	124,000	125,562
		607,546
Cayman Islands — 0.0%
Fibria Overseas Finance Ltd.
5.500% 1/17/27	75,000	84,656

	Principal Amount	Value
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd.
8.000% 9/20/25 (e)	$52,000	$55,095
		139,751
Chile — 0.0%
Corp. Nacional del Cobre de Chile
4.250% 7/17/42 (e)	200,000	226,626
Colombia — 0.0%
Ecopetrol SA
6.875% 4/29/30	144,000	172,440
France — 0.1%
BNP Paribas SA 5 year CMT + 2.050%
2.588% VRN 8/12/35 (e)	306,000	297,109
India — 0.0%
REI Agro Ltd., Convertible
5.500% 11/13/14 (c) (e) (k)	618,000	5,939
Indonesia — 0.0%
Pertamina Persero PT
3.650% 7/30/29 (e)	200,000	214,577
Israel — 0.0%
Leviathan Bond Ltd.
5.750% 6/30/23 (e)	80,735	83,157
Italy — 0.0%
UniCredit SpA 5 year CMT + 4.750%
5.459% VRN 6/30/35 (e)	200,000	203,750
Japan — 0.1%
Takeda Pharmaceutical Co. Ltd.
3.175% 7/09/50	273,000	277,328
Mexico — 0.1%
Comision Federal de Electricidad
4.750% 2/23/27 (e)	200,000	214,750
Petroleos Mexicanos
6.500% 3/13/27	157,000	147,114
		361,864
Netherlands — 0.1%
Bio City Development Co. B.V., (Acquired 7/05/11, Cost $1,400,000),
8.000% 7/06/22 (a) (b) (c) (e) (k)	1,400,000	136,500
Petrobras Global Finance BV
5.299% 1/27/25	70,000	76,440
5.600% 1/03/31	144,000	153,822
		366,762
Saudi Arabia — 0.0%
Saudi Arabian Oil Co.
4.250% 4/16/39 (e)	200,000	229,897

The accompanying notes are an integral part of the consolidated financial statements.

16

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Singapore — 0.1%
CapitaLand Ltd.
1.950% 10/17/23 SGD (e) (i)	$500,000	$360,741
Spain — 0.1%
Banco Santander SA
2.746% 5/28/25	200,000	209,790
3.490% 5/28/30	200,000	218,080
		427,870
Switzerland — 0.0%
UBS Group AG
4.125% 9/24/25 (e)	220,000	250,598
United Arab Emirates — 0.0%
DP World PLC
6.850% 7/02/37 (e)	100,000	124,750
United Kingdom — 0.3%
Ellaktor Value PLC
6.375% 12/15/24 EUR (e) (i)	420,000	420,042
Ferguson Finance PLC
3.250% 6/02/30 (e)	200,000	217,381
Lloyds Bank PLC 5 Year UK Gilt + 13.400%
13.000% VRN GBP (i) (l)	365,000	813,415
Natwest Group PLC 5 year CMT + 2.350%
3.032% VRN 11/28/35	200,000	192,116
		1,642,954
United States — 5.0%
AbbVie, Inc.
4.250% 11/21/49 (e)	168,000	199,446
Acadia Healthcare Co., Inc.
5.000% 4/15/29 (e) (f)	18,000	18,000
5.500% 7/01/28 (e)	75,000	77,138
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC
3.500% 2/15/23 (e)	11,000	11,184
5.750% 3/15/25	42,000	43,325
7.500% 3/15/26 (e)	9,000	9,873
Ally Financial, Inc.
1.450% 10/02/23	83,000	82,908
AMC Networks, Inc.
4.750% 8/01/25	11,000	11,371
5.000% 4/01/24	14,000	14,315
American Express Co. 3 mo. USD LIBOR + 3.285%
3.535% VRN (l)	241,000	217,963
American Tower Corp.
3.100% 6/15/50	256,000	253,193

	Principal Amount	Value
Aramark Services, Inc.
4.750% 6/01/26	$7,000	$7,083
5.000% 2/01/28 (e)	16,000	16,120
AutoNation, Inc.
4.750% 6/01/30	76,000	89,544
Avantor Funding, Inc.
4.625% 7/15/28 (e)	95,000	98,562
Avantor, Inc.
6.000% 10/01/24 (e)	22,000	22,990
Ball Corp.
2.875% 8/15/30	81,000	80,089
Bank of America Corp.
SOFR + 2.150% 2.592% VRN 4/29/31	480,000	510,682
4.000% 1/22/25	195,000	217,230
Becton Dickinson and Co.
2.823% 5/20/30	48,000	51,764
3.794% 5/20/50	62,000	69,348
Boise Cascade Co.
4.875% 7/01/30 (e)	20,000	21,500
BorgWarner, Inc.
2.650% 7/01/27	82,000	86,536
BP Capital Markets America, Inc.
1.749% 8/10/30	48,000	47,631
Broadcom, Inc.
4.110% 9/15/28	44,000	49,621
4.150% 11/15/30	117,000	131,431
Buckeye Partners LP
4.125% 3/01/25 (e)	125,000	118,750
BY Crown Parent LLC / BY Bond Finance, Inc.
4.250% 1/31/26 (e)	30,000	30,544
Caesars Entertainment, Inc.
6.250% 7/01/25 (e)	566,000	591,609
Caesars Resort Collection LLC / CRC Finco Inc.
5.750% 7/01/25 (e)	78,000	80,437
Calpine Corp.
5.125% 3/15/28 (e)	34,000	35,190
Carrier Global Corp.
3.577% 4/05/50 (e)	114,000	121,106
Cedar Fair LP
5.250% 7/15/29	7,000	6,720
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op
5.375% 4/15/27	7,000	6,965
Centene Corp.
3.000% 10/15/30 (f)	250,000	255,050

The accompanying notes are an integral part of the consolidated financial statements.

17

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
4.250% 12/15/27	$35,000	$36,625
4.750% 1/15/25	210,000	215,838
5.250% 4/01/25 (e)	16,000	16,628
5.375% 6/01/26 (e)	235,000	247,631
5.375% 8/15/26 (e)	11,000	11,651
Charles River Laboratories International, Inc.
5.500% 4/01/26 (e)	7,000	7,368
Charter Communications Operating LLC/Charter Communications Operating Capital
2.800% 4/01/31	418,000	434,726
Cheniere Energy Partners LP
5.250% 10/01/25	55,000	56,265
5.625% 10/01/26	16,000	16,640
Cheniere Energy, Inc.
4.625% 10/15/28 (e)	102,000	104,677
CHS/Community Health Systems, Inc.
8.000% 3/15/26 (e)	82,000	80,606
Churchill Downs, Inc.
5.500% 4/01/27 (e)	9,000	9,394
Citigroup, Inc.
3 mo. USD LIBOR + 4.095% 4.375% VRN (l)	333,000	325,781
SOFR + 3.914% 4.412% VRN 3/31/31	172,000	206,181
Clark Equipment Co.
5.875% 6/01/25 (e)	27,000	27,979
Clean Harbors, Inc.
4.875% 7/15/27 (e)	8,000	8,300
Colfax Corp.
6.000% 2/15/24 (e)	9,000	9,326
Colt Merger Sub, Inc.
8.125% 7/01/27 (e)	215,000	227,900
CommScope, Inc.
7.125% 7/01/28 (e)	82,000	84,255
Crown Castle International Corp.
4.150% 7/01/50	266,000	304,043
CrownRock LP / CrownRock Finance, Inc.
5.625% 10/15/25 (e)	16,000	15,080
CSC Holdings LLC
4.125% 12/01/30 (e)	255,000	259,909
4.625% 12/01/30 (e)	416,000	419,120
CVS Health Corp.
2.700% 8/21/40	101,000	96,261
3.750% 4/01/30	171,000	195,134
5.050% 3/25/48	170,000	216,989
Darling Ingredients, Inc.
5.250% 4/15/27 (e)	7,000	7,350

	Principal Amount	Value
DaVita, Inc.
3.750% 2/15/31 (e)	$837,000	$806,491
4.625% 6/01/30 (e)	370,000	378,991
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.500% 10/20/25 (e)	152,000	156,082
The Dow Chemical Co.
3.625% 5/15/26	78,000	86,373
Elanco Animal Health, Inc.
4.912% STEP 8/27/21	7,000	7,184
5.272% STEP 8/28/23	11,000	11,798
Emergent BioSolutions, Inc.
3.875% 8/15/28 (e)	11,000	11,043
Endeavor Energy Resources LP / EER Finance, Inc.
5.500% 1/30/26 (e)	7,000	6,948
5.750% 1/30/28 (e)	14,000	14,070
Energizer Holdings, Inc.
4.375% 3/31/29 (e)	20,000	20,200
4.750% 6/15/28 (e)	54,000	55,885
Energy Transfer Operating LP
4.050% 3/15/25	112,000	117,721
ERAC USA Finance LLC
3.800% 11/01/25 (e)	172,000	191,473
ESH Hospitality, Inc.
5.250% 5/01/25 (e)	18,000	18,180
Exxon Mobil Corp.
3.452% 4/15/51	195,000	214,257
FLIR Systems, Inc.
2.500% 8/01/30	168,000	171,917
Flowserve Corp.
3.500% 10/01/30	185,000	183,189
Ford Motor Credit Co. LLC
4.125% 8/17/27	233,000	226,592
Forestar Group, Inc.
5.000% 3/01/28 (e)	266,000	268,660
8.000% 4/15/24 (e)	72,000	76,140
Freeport-McMoRan, Inc.
4.625% 8/01/30	60,000	63,087
5.000% 9/01/27	34,000	35,515
GCI LLC
4.750% 10/15/28 (e) (f)	38,000	38,475
General Electric Co.
4.350% 5/01/50	70,000	71,373
General Motors Co.
6.800% 10/01/27	81,000	98,653
General Motors Financial Co., Inc.
2.700% 8/20/27	228,000	226,342
3.600% 6/21/30	168,000	173,982
5.200% 3/20/23	115,000	124,757

The accompanying notes are an integral part of the consolidated financial statements.

18

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
5 year CMT + 4.997% 5.700% VRN (l)	$51,000	$51,191
Global Payments, Inc.
2.900% 5/15/30	175,000	187,252
GLP Capital LP / GLP Financing II, Inc.
4.000% 1/15/31	231,000	240,478
The Goldman Sachs Group, Inc.
2.600% 2/07/30	172,000	181,803
3 mo. USD LIBOR + 3.922% 4.165% VRN (l)	386,000	379,361
4.750% 10/21/45	40,000	52,619
Graham Packaging Co., Inc.
7.125% 8/15/28 (e)	16,000	16,660
Great Western Petroleum LLC / Great Western Finance Corp.
9.000% 9/30/21 (e)	92,000	53,590
H&E Equipment Services, Inc.
5.625% 9/01/25	13,000	13,553
Hanesbrands, Inc.
4.625% 5/15/24 (e)	13,000	13,517
HCA, Inc.
3.500% 9/01/30	515,000	524,723
5.250% 6/15/49	115,000	140,776
HD Supply, Inc.
5.375% 10/15/26 (e)	11,000	11,506
Hilton Domestic Operating Co., Inc.
5.125% 5/01/26	21,000	21,615
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
4.625% 4/01/25	12,000	12,120
4.875% 4/01/27	8,000	8,127
Hologic, Inc.
3.250% 2/15/29 (e)	220,000	221,375
Host Hotels & Resorts LP
3.500% 9/15/30	238,000	227,816
The Howard Hughes Corp.
5.375% 3/15/25 (e)	59,000	59,950
5.375% 8/01/28 (e)	189,000	188,904
Hughes Satellite Systems Corp.
7.625% 6/15/21	64,000	66,400
iHeartCommunications, Inc.
4.750% 1/15/28 (e)	57,000	53,720
5.250% 8/15/27 (e)	68,000	66,300
6.375% 5/01/26	388,305	404,526
8.375% 5/01/27	117,060	115,304
International Business Machines Corp.
1.950% 5/15/30	276,000	284,742
2.950% 5/15/50	100,000	103,323

	Principal Amount	Value
Iron Mountain, Inc.
4.500% 2/15/31 (e)	$266,000	$268,500
5.250% 7/15/30 (e)	280,000	291,900
JBS USA LUX SA/JBS USA Finance, Inc.
5.750% 6/15/25 (e)	49,000	50,509
6.500% 4/15/29 (e)	21,000	23,309
6.750% 2/15/28 (e)	14,000	15,224
Joseph T Ryerson & Son, Inc.
8.500% 8/01/28 (e)	40,000	42,100
JP Morgan Chase & Co. SOFR + 2.440%
3.109% VRN 4/22/51	220,000	236,087
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
5.250% 6/01/26 (e)	34,000	35,326
Kronos Acquisition Holdings, Inc.
9.000% 8/15/23 (e)	174,000	176,392
L Brands, Inc.
5.250% 2/01/28	23,000	22,253
6.625% 10/01/30 (e)	51,000	51,893
6.875% 7/01/25 (e)	34,000	36,720
Lamar Media Corp.
4.875% 1/15/29 (e)	26,000	27,040
5.750% 2/01/26	9,000	9,293
Lamb Weston Holdings, Inc.
4.625% 11/01/24 (e)	12,000	12,510
4.875% 11/01/26 (e)	12,000	12,510
Lennar Corp.
4.125% 1/15/22	8,000	8,190
4.500% 4/30/24	9,000	9,630
4.750% 4/01/21	7,000	7,061
Level 3 Financing, Inc.
3.625% 1/15/29 (e)	254,000	250,825
4.250% 7/01/28 (e)	477,000	484,308
4.625% 9/15/27 (e)	36,000	36,990
5.250% 3/15/26	11,000	11,395
Life Storage LP
2.200% 10/15/30	77,000	76,803
Lowe’s Cos., Inc.
5.125% 4/15/50	150,000	207,017
Marathon Petroleum Corp.
4.700% 5/01/25	148,000	167,251
Marriott International, Inc. /MD
3.500% 10/15/32	250,000	248,092
Marriott Ownership Resorts, Inc.
6.125% 9/15/25 (e)	200,000	206,000

The accompanying notes are an integral part of the consolidated financial statements.

19

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Marriott Ownership Resorts, Inc. / ILG LLC
6.500% 9/15/26	$11,000	$11,294
Mauser Packaging Solutions Holding Co.
7.250% 4/15/25 (e)	57,000	53,651
McDonald’s Corp.
4.200% 4/01/50	172,000	209,341
4.450% 9/01/48	150,000	186,783
Meritor, Inc.
6.250% 6/01/25 (e)	76,000	79,420
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.
4.625% 6/15/25 (e)	28,000	28,560
5.625% 5/01/24	15,000	15,904
Michaels Stores, Inc.
8.000% 7/15/27 (e)	102,000	106,590
Microchip Technology, Inc.
4.333% 6/01/23	163,000	175,422
Molina Healthcare, Inc.
5.375% STEP 11/15/22	10,000	10,450
Morgan Stanley
SOFR + 3.120% 3.622% VRN 4/01/31	268,000	307,927
3 mo. USD LIBOR + 3.610% 3.885% VRN (l)	277,000	261,419
Motorola Solutions, Inc.
2.300% 11/15/30	220,000	218,398
MPT Operating Partnership LP/MPT Finance Corp.
5.000% 10/15/27	20,000	20,854
Nationstar Mortgage Holdings, Inc.
5.500% 8/15/28 (e)	54,000	53,932
NBCUniversal Enterprise, Inc.
5.250% (e) (l)	300,000	303,000
Netflix, Inc.
5.500% 2/15/22	10,000	10,475
Newell Brands, Inc.
4.350% STEP 4/01/23	19,000	19,860
Nexstar Broadcasting, Inc.
4.750% 11/01/28 (e)	83,000	84,540
NRG Energy, Inc.
5.250% 6/15/29 (e)	11,000	11,963
5.750% 1/15/28	12,000	12,945
6.625% 1/15/27	18,000	19,035
7.250% 5/15/26	15,000	15,964
NuStar Logistics LP
5.750% 10/01/25	222,000	229,282

	Principal Amount	Value
Nutrition & Biosciences, Inc.
3.468% 12/01/50 (e)	$201,000	$202,945
NVIDIA Corp.
3.500% 4/01/50	130,000	152,136
ONEOK Partners LP
4.900% 3/15/25	260,000	284,915
ONEOK, Inc.
2.200% 9/15/25	10,000	9,859
2.750% 9/01/24	147,000	150,555
Oracle Corp.
3.600% 4/01/40	502,000	575,027
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.000% 8/15/27 (e)	9,000	8,775
6.250% 6/15/25 (e)	24,000	24,720
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer
5.875% 10/01/28 (e)	28,000	27,930
Parsley Energy LLC/Parsley Finance Corp.
5.250% 8/15/25 (e)	176,000	174,240
5.375% 1/15/25 (e)	69,000	68,827
5.625% 10/15/27 (e)	10,000	9,950
PBF Holding Co. LLC / PBF Finance Corp.
9.250% 5/15/25 (e)	182,000	186,554
PG&E Corp.
5.000% 7/01/28	161,000	156,170
5.250% 7/01/30	28,000	27,090
Picasso Finance Sub, Inc.
6.125% 6/15/25 (e)	35,000	37,700
Pilgrim’s Pride Corp.
5.875% 9/30/27 (e)	12,000	12,390
Pioneer Natural Resources Co.
1.900% 8/15/30	189,000	177,267
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.375% 8/31/27 (e)	32,000	30,696
Prudential Financial, Inc.
3.700% 3/13/51	184,000	202,926
3 mo. USD LIBOR + 3.920% 5.625% VRN 6/15/43	143,000	151,891
3 mo. USD LIBOR + 4.175% 5.875% VRN 9/15/42	211,000	222,227
QEP Resources, Inc.
5.250% 5/01/23	58,000	42,195
Quicken Loans LLC
5.250% 1/15/28 (e)	73,000	76,917
5.750% 5/01/25 (e)	17,000	17,502

The accompanying notes are an integral part of the consolidated financial statements.

20

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Quicken Loans LLC / Quicken Loans Co-Issuer, Inc.
3.625% 3/01/29 (e)	$446,000	$442,097
3.875% 3/01/31 (e)	359,000	354,512
Radiate Holdco LLC / Radiate Finance, Inc.
4.500% 9/15/26 (e)	67,000	66,986
Regeneron Pharmaceuticals, Inc.
2.800% 9/15/50	134,000	126,291
Reliance Steel & Aluminum Co.
2.150% 8/15/30	57,000	55,772
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
4.000% 10/15/27 (e) (f)	20,000	20,150
5.125% 7/15/23 (e)	34,000	34,425
SeaWorld Parks & Entertainment, Inc.
9.500% 8/01/25 (e)	26,000	27,013
Select Medical Corp.
6.250% 8/15/26 (e)	263,000	273,520
Sensata Technologies, Inc.
3.750% 2/15/31 (e)	14,000	13,913
Service Properties Trust
4.500% 6/15/23	230,000	225,556
5.000% 8/15/22	316,000	314,237
Shea Homes LP / Shea Homes Funding Corp.
4.750% 4/01/29 (e)	152,000	151,430
The Sherwin-Williams Co.
3.800% 8/15/49	172,000	195,724
Sirius XM Radio, Inc.
3.875% 8/01/22 (e)	14,000	14,149
4.125% 7/01/30 (e)	243,000	247,556
4.625% 7/15/24 (e)	20,000	20,688
5.000% 8/01/27 (e)	21,000	21,893
5.375% 7/15/26 (e)	14,000	14,570
5.500% 7/01/29 (e)	18,000	19,305
Six Flags Entertainment Corp.
4.875% 7/31/24 (e)	14,000	13,169
SM Energy Co.
1.500% 7/01/21	160,000	146,891
10.000% 1/15/25 (e)	144,000	136,800
Spectrum Brands, Inc.
5.500% 7/15/30 (e)	27,000	28,485
Standard Industries, Inc.
3.375% 1/15/31 (e)	26,000	25,662
4.375% 7/15/30 (e)	43,000	44,086
5.000% 2/15/27 (e)	7,000	7,280

	Principal Amount	Value
Starbucks Corp.
3.500% 11/15/50	$171,000	$182,076
Steel Dynamics, Inc.
3.250% 1/15/31	17,000	18,190
Summit Materials LLC / Summit Materials Finance Corp.
5.250% 1/15/29 (e)	24,000	24,990
Sunoco Logistics Partners Operations LP
4.000% 10/01/27	57,000	58,248
Sunoco LP / Sunoco Finance Corp.
4.875% 1/15/23	14,000	14,070
5.500% 2/15/26	11,000	10,986
6.000% 4/15/27	8,000	8,220
T-Mobile USA, Inc.
2.550% 2/15/31 (e)	372,000	384,875
3.875% 4/15/30 (e)	163,000	184,943
Talen Energy Supply LLC
7.625% 6/01/28 (e)	215,000	215,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.125% 2/01/25	7,000	6,983
5.375% 2/01/27	7,000	7,039
5.875% 4/15/26	14,000	14,374
6.500% 7/15/27	11,000	11,468
6.875% 1/15/29	12,000	12,836
TEGNA, Inc.
4.750% 3/15/26 (e)	53,000	54,060
Teleflex, Inc.
4.625% 11/15/27	7,000	7,368
Tempur Sealy International, Inc.
5.500% 6/15/26	8,000	8,304
Tenet Healthcare Corp.
4.625% 7/15/24	60,000	60,300
4.625% 9/01/24 (e)	8,000	8,065
4.625% 6/15/28 (e)	19,000	19,274
4.875% 1/01/26 (e)	29,000	29,527
5.125% 5/01/25	19,000	19,177
6.250% 2/01/27 (e)	22,000	22,709
Terex Corp.
5.625% 2/01/25 (e)	8,000	8,020
TransDigm, Inc.
6.250% 3/15/26 (e)	991,000	1,034,896
Uber Technologies, Inc.
6.250% 1/15/28 (e)	32,000	32,870
Union Pacific Corp.
3.250% 2/05/50	172,000	189,552
United Rentals North America, Inc.
4.625% 10/15/25	10,000	10,225

The accompanying notes are an integral part of the consolidated financial statements.

21

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
4.875% 1/15/28	$23,000	$24,150
5.500% 5/15/27	15,000	15,919
5.875% 9/15/26	15,000	15,806
US Concrete, Inc.
5.125% 3/01/29 (e)	76,000	76,190
6.375% 6/01/24	8,000	8,250
USB Capital IX 3 mo. USD LIBOR + 1.020%
3.500% VRN (l)	100,000	93,651
VICI Properties LP / VICI Note Co., Inc.
3.500% 2/15/25 (e)	95,000	94,050
3.750% 2/15/27 (e)	95,000	93,412
4.125% 8/15/30 (e)	110,000	108,212
Vistra Operations Co. LLC
5.000% 7/31/27 (e)	18,000	18,864
5.500% 9/01/26 (e)	14,000	14,613
5.625% 2/15/27 (e)	341,000	359,823
Weekley Homes LLC / Weekley Finance Corp.
4.875% 9/15/28 (e)	81,000	81,810
The William Carter Co.
5.625% 3/15/27 (e)	7,000	7,306
Williams Scotsman International, Inc.
4.625% 8/15/28 (e)	16,000	16,065
WPX Energy, Inc.
5.750% 6/01/26	7,000	7,245
Wyndham Destinations, Inc.
6.625% 7/31/26 (e)	112,000	117,332
Wyndham Hotels & Resorts, Inc.
4.375% 8/15/28 (e)	36,000	34,920
5.375% 4/15/26 (e)	7,000	7,123
Xerox Holdings Corp.
5.000% 8/15/25 (e)	114,000	112,663
XHR LP
6.375% 8/15/25 (e)	70,000	69,825
XPO Logistics, Inc.
6.125% 9/01/23 (e)	8,000	8,165
6.250% 5/01/25 (e)	95,000	101,518
6.750% 8/15/24 (e)	15,000	15,888
Yum! Brands, Inc.
3.625% 3/15/31	141,000	141,000
		30,731,650

TOTAL CORPORATE DEBT (Cost $39,889,627)		38,895,410

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS— 0.8%
United States — 0.8%
1211 Avenue of the Americas Trust, Series 2015-1211, Class D,
4.280% VRN 8/10/35 (e) (m)	$115,000	$118,166
AOA Mortgage Trust, Series 2015-1177, Class C,
3.110% VRN 12/13/29 (e) (m)	100,000	98,755
BANK
Series 2017-BNK9, Class A4, 3.538% 11/15/54	57,084	64,899
Series 2017-BNK8, Class B, 4.063% VRN 11/15/50 (m)	41,354	46,040
Barclays Commercial Mortgage Trust, Series 2018-TALL, Class C, 1 mo. USD LIBOR + 1.121%
1.273% FRN 3/15/37 (e)	128,000	119,820
BWAY Mortgage Trust, Series 2013-1515, Class D,
3.633% 3/10/33 (e)	100,000	101,339
BX Commercial Mortgage Trust
Series 2019-XL, Class A, 1 mo. USD LIBOR + .920% 1.072% FRN 10/15/36 (e)	151,888	151,900
Series 2019-XL, Class G, 1 mo. USD LIBOR + 2.300% 2.452% FRN 10/15/36 (e)	261,057	256,994
Series 2018-BIOA, Class F, 1 mo. USD LIBOR + 2.471% 2.623% FRN 3/15/37 (e)	100,000	95,952
Series 2019-XL, Class J, 1 mo. USD LIBOR + 2.650% 2.802% FRN 10/15/36 (e)	94,930	92,621
BX Trust
Series 2018-IND, Class G, 1 mo. USD LIBOR + 2.050% 2.202% FRN 11/15/35 (e)	70,000	68,911
Series 2019-OC11, Class D, 4.076% VRN 12/09/41 (e) (m)	204,000	196,360
Series 2019-OC11, Class E, 4.076% VRN 12/09/41 (e) (m)	286,000	260,304
CD Commercial Mortgage Trust, Series 2017-CD6, Class B,
3.911% VRN 11/13/50 (m)	22,907	23,688
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class E, 1 mo. USD LIBOR + 2.150%
2.302% FRN 7/15/32 (e)	91,354	90,455
Citigroup Commercial Mortgage Trust
Series 2014-GC23, Class AS, 3.863% 7/10/47	148,128	158,093
Series 2018-C6, Class A4, 4.412% 11/10/51	53,900	64,851

The accompanying notes are an integral part of the consolidated financial statements.

22

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
COMM Mortgage Trust
Series 2019-521F, Class A, 1 mo. USD LIBOR + .900% 1.052% FRN 6/15/34 (e)	$157,000	$153,885
Series 2014-CR21, Class A3, 3.528% 12/10/47	111,090	120,865
CORE Mortgage Trust, Series 2019-CORE, Class F, 1 mo. USD LIBOR + 2.350%
2.502% FRN 12/15/31 (e)	53,000	49,744
CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3,
2.561% 3/15/53	309,965	333,911
CSMC, Series 2020-NET, Class A,
2.257% 8/15/37 (e)	108,000	111,374
GRACE Mortgage Trust, Series 2014-GRCE, Class B,
3.520% 6/10/28 (e)	100,000	100,299
GS Mortgage Securities Trust, Series 2020-GC47, Class AS,
2.731% 5/12/53	118,084	124,512
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2019-COR4, Class A5, 4.029% 3/10/52	114,000	135,411
Series 2018-WPT, Class DFX, 5.350% 7/05/33 (e)	58,198	57,833
Mariner Finance Issuance Trust, Series 2020-AA, Class A,
2.190% 8/21/34 (e)	150,000	150,523
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2016-C32, Class A4, 3.720% 12/15/49	89,000	101,324
Series 2015-C24, Class C, 4.487% VRN 5/15/48 (m)	17,233	16,132
Morgan Stanley Capital I Trust, Series 2020-L4, Class A3,
2.698% 2/15/53	76,000	82,830
Navient Private Education Refi Loan Trust, Series 2019-A, Class A2A,
3.420% 1/15/43 (e)	96,338	100,882
SLM Private Credit Student Loan Trust
Series 2006-A, Class A5, 3 mo. USD LIBOR + .290% 0.540% FRN 6/15/39	174,562	166,032
Series 2007-A, Class A4A, 3 mo. USD LIBOR + .240% 0.553% FRN 12/16/41	185,209	171,723
Series 2005-B, Class A4, 3 mo. USD LIBOR + .330% 0.580% FRN 6/15/39	113,952	107,240

	Principal Amount	Value
Series 2010-C, Class A5, 1 mo. USD LIBOR + 4.750% 4.902% FRN 10/15/41 (e)	$422,000	$456,533
SMB Private Education Loan Trust
Series 2020-BA, Class B, 2.760% 7/15/53 (e)	100,000	97,228
Series 2019-A, Class A2A, 3.440% 7/15/36 (e)	110,000	115,545
SoFi Professional Loan Program LLC, Series 2019-A, Class A2FX,
3.690% 6/15/48 (e)	100,000	106,634
UBS Commercial Mortgage Trust, Series 2019-C17, Class A4,
2.921% 10/15/52	31,331	34,469
VNO Mortgage Trust
4.033% VRN 1/10/35 (e) (m)	100,000	101,220
Wells Fargo Commercial Mortgage Trust
Series 2015-C28, Class AS, 3.872% VRN 5/15/48 (m)	90,000	98,773
Series 2018-1745, Class A, 3.874% VRN 6/15/36 (e) (m)	100,000	110,141
		5,214,211

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $5,149,770)		5,214,211

SOVEREIGN DEBT OBLIGATIONS — 7.3%
Argentina — 0.2%
Argentine Republic Government International Bond
0.125% STEP 7/09/30	957,844	402,295
0.125% STEP 7/09/35	1,206,206	453,533
0.125% STEP 1/09/38	389,621	167,537
1.000% 7/09/29	100,849	45,987
		1,069,352
Australia — 0.7%
Australia Government International Bond
3.000% 3/21/47 AUD (e) (i)	4,837,000	4,478,740
Brazil — 0.2%
Brazil Notas do Tesouro Nacional Serie F
10.000% 1/01/27 BRL (i)	5,733,000	1,163,824
China — 1.6%
China Government International Bond
2.680% 5/21/30 CNY (i)	10,280,000	1,450,892
3.290% 5/23/29 CNY (i)	55,690,000	8,230,082
		9,680,974

The accompanying notes are an integral part of the consolidated financial statements.

23

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Colombia — 0.0%
Colombia Government International Bond
4.500% 3/15/29	$200,000	$224,628
Dominican Republic — 0.1%
Dominican Republic International Bond
4.500% 1/30/30 (e)	150,000	147,375
4.875% 9/23/32 (e)	150,000	149,175
5.500% 1/27/25 (e)	100,000	106,376
6.875% 1/29/26 (e)	100,000	111,251
		514,177
Germany — 0.1%
Bundesrepublik Deutschland Bundesanleihe
0.000% 8/15/50 EUR (e) (i)	661,294	797,318
Greece — 0.3%
Hellenic Republic Government Bond
2.000% 4/22/27 EUR (e) (i)	1,174,000	1,491,035
Italy — 2.0%
Italy Buoni Poliennali Del Tesoro
0.950% 8/01/30 EUR (e) (i)	3,269,000	3,879,498
1.350% 4/01/30 EUR (e) (i)	3,916,000	4,827,931
3.850% 9/01/49 EUR (e) (i)	1,971,000	3,420,985
		12,128,414
Japan — 0.9%
Japan Government Thirty Year Bond
0.400% 9/20/49 JPY (i)	589,450,000	5,316,200
Mexico — 0.0%
Mexico Government International Bond
4.750% 4/27/32	200,000	225,700
Panama — 0.0%
Panama Government International Bond
6.700% 1/26/36	53,000	76,917
Qatar — 0.0%
Qatar Government International Bond
4.400% 4/16/50 (e)	200,000	257,340
Romania — 0.0%
Romanian Government International Bond
6.125% 1/22/44 (e)	56,000	75,600
Russia — 0.0%
Russian Foreign Bond - Eurobond
5.250% 6/23/47 (e)	200,000	264,793

	Principal Amount	Value
Saudi Arabia — 0.0%
Saudi Government International Bond
4.625% 10/04/47 (e)	$200,000	$244,460
Spain — 1.1%
Spain Government International Bond
0.600% 10/31/29 EUR (e) (i)	3,457,000	4,220,571
1.000% 10/31/50 EUR (e) (i)	837,000	965,170
1.250% 10/31/30 EUR (e) (i)	478,000	616,010
2.700% 10/31/48 EUR (e) (i)	372,000	615,736
		6,417,487
Ukrainian — 0.1%
Ukraine Government International Bond
7.253% 3/15/33 (e)	200,000	183,760
7.750% 9/01/25 (e)	100,000	100,118
		283,878
Uruguay — 0.0%
Uruguay Government International Bond
5.100% 6/18/50	121,965	164,043

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $42,256,331)		44,874,880

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 0.0%
United States — 0.0%
Federal National Mortgage Association ACES Series 2018-M13, Class A2 3.820% 9/25/30 (m)	58,000	70,416

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $69,850)		70,416

The accompanying notes are an integral part of the consolidated financial statements.

24

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 10.0%
United States — 10.0%
U.S. Treasury Bond
1.125% 5/15/40 (g)	$966,900	$953,774
1.125% 8/15/40 (g)	1,386,000	1,362,815
2.375% 11/15/49 (g)	4,130,500	5,055,621
U.S. Treasury Inflation Index
0.125% 10/15/24	7,434,596	7,891,852
0.125% 4/15/25	20,550,738	21,872,354
0.125% 1/15/30	3,133,039	3,463,477
U.S. Treasury Note
1.750% 11/15/20 (n)	5,200,000	5,210,871
1.750% 11/15/29 (g)	13,677,700	15,066,423
		60,877,187

TOTAL U.S. TREASURY OBLIGATIONS (Cost $57,991,657)		60,877,187

TOTAL BONDS & NOTES (Cost $150,444,545)		155,161,639
	Number of Shares
MUTUAL FUNDS — 6.3%
Diversified Financial Services — 6.3%
United States — 6.3%
Consumer Discretionary Select Sector SPDR Fund	4,834	710,501
Financial Select Sector SPDR Fund	21,405	515,218
Industrial Select Sector SPDR Fund	13,942	1,073,255
Invesco QQQ Trust Series 1	14,831	4,120,645
iShares China Large-Cap ETF	13,033	547,386
iShares iBoxx $ Investment Grade Corporate Bond ETF	13,962	1,880,821
iShares iBoxx High Yield Corporate Bond ETF	135,362	11,356,872
iShares MSCI Brazil ETF	9,110	251,983
iShares MSCI Emerging Markets ETF	2,060	90,825
iShares Nasdaq Biotechnology ETF	793	107,380
iShares Russell 2000 ETF	15,654	2,344,813
iShares S&P 500 Value ETF	5,829	655,471
KraneShares CSI China Internet ETF	3,414	232,767

	Number of Shares	Value
SPDR Bloomberg Barclays High Yield Bond ETF	9,832	$1,025,183
SPDR Gold Shares (g) (n)	77,016	13,641,074
VanEck Vectors Semiconductor ETF	1,592	277,326
		38,831,520

TOTAL MUTUAL FUNDS (Cost $37,119,702)		38,831,520

TOTAL PURCHASED OPTIONS (#) — 1.0% (Cost $6,515,860)		6,137,061

TOTAL LONG-TERM INVESTMENTS (Cost $511,527,248)		586,777,272
	Principal Amount
SHORT-TERM INVESTMENTS — 4.4%
Repurchase Agreement — 0.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (o)	$4,156,082	4,156,082
Sovereign Debt Obligation — 0.6%
Japan Treasury Discount Bill
0.000% 10/12/20 JPY (i)	407,650,000	3,865,396
U.S. Treasury Bill — 3.1%
U.S. Treasury Bill
0.000% 10/27/20	2,000,000	1,999,888
0.000% 10/29/20	1,000,000	999,928
0.000% 11/12/20	1,000,000	999,894
0.000% 11/19/20	3,000,000	2,999,632
0.000% 11/27/20	3,000,000	2,999,549
0.000% 1/14/21	1,000,000	999,705
0.000% 1/28/21	4,000,000	3,998,661
0.000% 2/11/21	4,000,000	3,998,448
		18,995,705

TOTAL SHORT-TERM INVESTMENTS (Cost $26,963,995)		27,017,183

TOTAL INVESTMENTS — 100.4% (Cost $538,491,243) (p)		613,794,455

Other Assets/(Liabilities) — (0.4)%		(2,701,151)

NET ASSETS — 100.0%		$611,093,304

The accompanying notes are an integral part of the consolidated financial statements.

25

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
EQUITIES SOLD SHORT — (0.3)%
Finland — 0.0%
UPM-Kymmene OYJ	(9,130)	$(277,881)
Ireland — (0.1)%
Seagate Technology	(6,622)	(326,266)
Sweden — (0.1)%
Hennes & Mauritz AB Class B	(11,484)	(198,083)
Svenska Cellulosa AB Class B (d)	(21,549)	(295,383)
		(493,466)
United States — (0.1)%
Exxon Mobil Corp.	(9,499)	(326,101)
The J M Smucker Co.	(1,376)	(158,955)
McCormick & Co., Inc.	(769)	(149,263)
		(634,319)

TOTAL EQUITIES SOLD SHORT (Cost $(1,776,110))		(1,731,932)

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
FRN	Floating Rate Note
STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Consolidated Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Investment was valued using significant unobservable inputs.
(b)

Restricted security. Certain securities are restricted as to resale. At September 30, 2020, these securities amounted to a value of $6,000,148 or 0.98% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2020, these securities amounted to a value of $6,006,087 or 0.98% of net assets.

(d)	Non-income producing security.
(e)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2020, the aggregate market value of these securities amounted to $56,859,494 or 9.30% of net assets.

(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(h)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $1,794,007 or 0.29% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $1,856,517 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Consolidated Portfolio of Investments or the Consolidated Statement of Assets and Liabilities. (Note 2).

(i)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(j)	All or a portion of the security represents unsettled loan commitments at September 30, 2020 where the rate will be determined at time of settlement.
(k)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2020, these securities amounted to a value of $142,439 or 0.02% of net assets.

(l)	Security is perpetual and has no stated maturity date.
(m)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2020.

(n)	All or a portion of this security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.
(o)

Maturity value of $4,156,082. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $4,239,221.

(p)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the consolidated financial statements.

26

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

(#) OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
USD Call CAD Put	Bank of America N.A.*	11/03/20	1.36	3,787,250	USD	3,787,250	$6,438	$29,510	$(23,072)
Adidas AG	Barclays Bank PLC*	12/18/20	285.00	1,714	EUR	488,490	27,932	29,284	(1,352)
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank PLC*	12/18/20	415.00	2,290	EUR	950,350	37,169	45,244	(8,075)
SPDR Gold Shares (n)	BNP Paribas SA*	12/18/20	190.00	11,649	USD	2,213,310	34,518	65,467	(30,949)
EUR Call USD Put	BNP Paribas SA*	1/27/21	1.22	2,914,000	EUR	2,914,000	19,816	39,972	(20,156)
USD Call CNH Put	Citibank N.A.*	11/03/20	7.05	2,840,438	USD	2,840,438	1,704	29,356	(27,652)
Euro Stoxx 50 Index	Credit Suisse International*	12/17/21	3,400.00	357	EUR	1,213,800	61,359	84,383	(23,024)
EUR Call AUD Put	Goldman Sachs International*	10/13/20	1.65	4,705,903	EUR	4,705,903	13,794	57,013	(43,219)
SPDR Gold Shares (n)	Goldman Sachs International*	11/20/20	182.00	11,625	USD	2,115,750	41,757	37,200	4,557
Union Pacific Corp.	Goldman Sachs International*	11/20/20	207.50	3,452	USD	716,290	17,706	31,068	(13,362)
SPDR Gold Shares (n)	JP Morgan Chase Bank N.A.*	10/16/20	187.00	11,605	USD	2,170,135	3,968	59,186	(55,218)
EUR Call USD Put	JP Morgan Chase Bank N.A.*	10/22/20	1.17	1,232,583	EUR	1,232,583	14,596	16,925	(2,329)
USD Call NOK Put	Morgan Stanley & Co. LLC*	11/19/20	10.70	2,867,000	USD	2,867,000	3,440	30,433	(26,993)
SPDR Gold Shares (n)	Morgan Stanley & Co. LLC*	11/20/20	186.00	11,661	USD	2,168,946	29,842	61,435	(31,593)
SPDR S&P 500 Trust ETF	Morgan Stanley & Co. LLC*	6/18/21	360.00	15,000	USD	5,400,000	203,294	62,250	141,044
Boston Scientific Corp.	Nomura International PLC*	11/20/20	41.00	9,158	USD	375,478	7,530	18,619	(11,089)
Capital One Financial Corp.	Nomura International PLC*	11/20/20	55.00	4,087	USD	224,785	72,919	33,513	39,406
SPDR Gold Shares (n)	Societe Generale*	12/31/20	184.00	8,704	USD	1,601,536	41,333	45,609	(4,276)
SPDR Gold Shares (n)	Societe Generale*	1/15/21	190.00	11,648	USD	2,213,120	43,876	81,509	(37,633)
GBP Call USD Put	UBS AG*	12/17/20	1.32	1,162,000	GBP	1,162,000	18,892	22,370	(3,478)
							$701,883	$880,346	$(178,463)

The accompanying notes are an integral part of the consolidated financial statements.

27

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
USD Put BRL Call	Bank of America N.A.*	10/08/20	5.25	949,862	USD	949,862	$285	$16,603	$(16,318)
USD Put BRL Call	Bank of America N.A.*	10/13/20	5.20	946,484	USD	946,484	379	16,489	(16,110)
Amazon.com, Inc.	Citibank N.A.*	11/20/20	2,881.58	262	USD	754,974	31,010	66,666	(35,656)
D.R. Horton, Inc.	Credit Suisse International*	11/20/20	70.00	5,725	USD	400,750	16,822	20,462	(3,640)
Lennar Corp.	JP Morgan Chase Bank N.A.*	11/20/20	76.00	2,633	USD	200,108	8,686	15,429	(6,743)
AUD Put JPY Call	Morgan Stanley & Co. LLC*	10/12/20	72.50	10,152,533	AUD	10,152,533	2,909	106,363	(103,454)
AUD Put JPY Call	Morgan Stanley & Co. LLC*	10/13/20	73.00	5,102,627	AUD	5,102,627	2,924	53,419	(50,495)
USD Put MXN Call	Morgan Stanley & Co. LLC*	10/30/20	20.70	944,787	USD	944,787	1,701	11,846	(10,145)
USD Put MXN Call	Morgan Stanley & Co. LLC*	10/30/20	21.70	1,472,830	USD	1,472,830	15,465	14,796	669
							80,181	322,073	(241,892)
							$782,064	$1,202,419	$(420,355)

(#) Exchange-Traded Options Purchased

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
SPDR S&P 500 Trust ETF	10/07/20	340.00	168	USD	5,712,000	$26,544	$26,148	$396
SPDR S&P 500 Trust ETF	10/09/20	340.00	129	USD	4,386,000	27,735	30,590	(2,855)
SPDR S&P 500 Trust ETF	10/09/20	342.00	137	USD	4,685,400	22,331	32,949	(10,618)
Apple, Inc.	10/16/20	75.00	76	USD	570,000	311,296	37,897	273,399
Costco Wholesale Corp.	10/16/20	315.00	10	USD	315,000	39,450	14,022	25,428
The Home Depot, Inc.	10/16/20	275.00	48	USD	1,320,000	35,280	40,187	(4,907)
Invesco QQQ Trust Series 1	10/16/20	285.00	120	USD	3,420,000	36,960	51,011	(14,051)
Invesco QQQ Trust Series 1	10/16/20	290.00	65	USD	1,885,000	10,660	69,101	(58,441)
Invesco QQQ Trust Series 1	10/16/20	315.00	112	USD	3,528,000	448	65,961	(65,513)
L3Harris Technologies, Inc.	10/16/20	165.00	19	USD	313,500	13,870	17,523	(3,653)
Morgan Stanley	10/16/20	55.00	115	USD	632,500	920	32,170	(31,250)
NVIDIA Corp.	10/16/20	520.00	4	USD	208,000	13,800	11,609	2,191
PayPal Holdings, Inc.	10/16/20	192.50	14	USD	269,500	12,740	5,353	7,387
PayPal Holdings, Inc.	10/16/20	210.00	19	USD	399,000	3,648	12,305	(8,657)
SPDR S&P 500 Trust ETF	10/16/20	333.00	132	USD	4,395,600	92,268	101,602	(9,334)
SPDR S&P 500 Trust ETF	10/16/20	335.00	82	USD	2,747,000	47,396	37,189	10,207
SPDR S&P 500 Trust ETF	10/16/20	350.00	462	USD	16,170,000	44,352	214,448	(170,096)
Union Pacific Corp.	10/16/20	202.50	6	USD	121,500	1,128	2,678	(1,550)
VMware, Inc.	10/16/20	160.00	50	USD	800,000	1,500	55,112	(53,612)
Wal-Mart Stores, Inc.	10/16/20	145.00	29	USD	420,500	3,654	16,306	(12,652)

The accompanying notes are an integral part of the consolidated financial statements.

28

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call (Continued)
Wells Fargo & Co.	10/16/20	35.00	80	USD	280,000	$80	$14,419	$(14,339)
Invesco QQQ Trust Series 1	10/23/20	290.00	45	USD	1,305,000	13,500	13,456	44
Agilent Technologies, Inc.	11/20/20	105.00	92	USD	966,000	25,760	31,026	(5,266)
Alibaba Group Holding Ltd.	11/20/20	270.00	14	USD	378,000	46,173	27,652	18,521
Dow, Inc.	11/20/20	52.50	41	USD	215,250	4,100	9,545	(5,445)
Global Payments, Inc.	11/20/20	185.00	35	USD	647,500	24,850	27,926	(3,076)
Merck & Co., Inc.	11/20/20	87.50	114	USD	997,500	18,468	27,759	(9,291)
Micron Technology, Inc.	11/20/20	52.50	56	USD	294,000	7,168	8,188	(1,020)
Southwest Airlines Co.	11/20/20	40.00	56	USD	224,000	12,488	20,030	(7,542)
SPDR Euro Stoxx 50 ETF	11/20/20	38.00	28	USD	106,400	1,820	4,291	(2,471)
SPDR Euro Stoxx 50 ETF	11/20/20	41.00	28	USD	114,800	140	1,435	(1,295)
SPDR S&P 500 Trust ETF	11/20/20	350.00	97	USD	3,395,000	51,022	43,374	7,648
T-Mobile US, Inc.	11/20/20	125.00	38	USD	475,000	8,018	7,943	75
Wal-Mart Stores, Inc.	11/20/20	150.00	51	USD	765,000	14,178	13,688	490
The Walt Disney Co.	11/20/20	140.00	23	USD	322,000	3,703	10,511	(6,808)
Alphabet, Inc.	12/18/20	1,620.00	4	USD	648,000	18,640	27,659	(9,019)
Apple, Inc.	12/18/20	122.50	52	USD	637,000	33,800	32,865	935
Bank of America Corp.	12/18/20	27.00	391	USD	1,055,700	26,588	57,880	(31,292)
Bank of America Corp.	12/18/20	28.00	237	USD	663,600	11,613	35,132	(23,519)
Charter Communications, Inc.	12/18/20	670.00	5	USD	335,000	6,750	9,511	(2,761)
Citigroup, Inc.	12/18/20	52.50	123	USD	645,750	8,241	43,325	(35,084)
Dow, Inc.	12/18/20	52.50	65	USD	341,250	10,725	17,982	(7,257)
Fortive Corp.	12/18/20	75.00	87	USD	652,500	46,110	36,735	9,375
Global Payments, Inc.	12/18/20	180.00	36	USD	648,000	44,280	33,201	11,079
Health Care Select Sector SPDR Fund	12/18/20	111.00	166	USD	1,842,600	36,188	29,223	6,965
iShares Latin America 40 ETF	12/18/20	25.00	152	USD	380,000	3,800	17,060	(13,260)
JP Morgan Chase & Co.	12/18/20	110.00	36	USD	396,000	6,912	19,773	(12,861)
L3Harris Technologies, Inc.	12/18/20	190.00	34	USD	646,000	8,670	28,126	(19,456)
Lyondellbasell Industries NV	12/18/20	75.00	28	USD	210,000	12,320	15,232	(2,912)
McDonald’s Corp.	12/18/20	230.00	9	USD	207,000	5,985	6,519	(534)
McDonald’s Corp.	12/18/20	220.00	30	USD	660,000	31,950	18,517	13,433
Merck & Co., Inc.	12/18/20	90.00	54	USD	486,000	7,020	8,848	(1,828)
Microsoft Corp.	12/18/20	165.00	33	USD	544,500	158,070	43,961	114,109
Microsoft Corp.	12/18/20	220.00	30	USD	660,000	29,250	36,967	(7,717)
SPDR Gold Shares (n)	12/18/20	190.00	190	USD	3,610,000	57,000	125,053	(68,053)
SPDR S&P 500 Trust ETF	12/18/20	340.00	150	USD	5,100,000	200,100	153,936	46,164
SPDR S&P 500 Trust ETF	12/18/20	350.00	61	USD	2,135,000	56,547	60,709	(4,162)
SPDR S&P 500 Trust ETF	12/18/20	360.00	95	USD	3,420,000	47,120	55,977	(8,857)
SPDR S&P 500 Trust ETF	12/18/20	365.00	57	USD	2,080,500	21,375	35,353	(13,978)
SPDR S&P 500 Trust ETF	12/31/20	350.00	47	USD	1,645,000	46,530	30,608	15,922
Amazon.com, Inc.	1/15/21	2,350.00	1	USD	235,000	83,940	23,500	60,440
Amazon.com, Inc.	1/15/21	3,300.00	2	USD	660,000	49,800	50,284	(484)
Apple, Inc.	1/15/21	125.00	100	USD	1,250,000	68,500	111,181	(42,681)
Autodesk, Inc.	1/15/21	260.00	25	USD	650,000	25,625	46,181	(20,556)
Bank of America Corp.	1/15/21	27.00	236	USD	637,200	22,420	40,648	(18,228)
Comcast Corp.	1/15/21	45.00	142	USD	639,000	49,700	33,119	16,581
D.R. Horton, Inc.	1/15/21	80.00	86	USD	688,000	45,580	47,099	(1,519)

The accompanying notes are an integral part of the consolidated financial statements.

29

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call (Continued)
Mastercard, Inc.	1/15/21	335.00	52	USD	1,742,000	$137,280	$118,676	$18,604
Mastercard, Inc.	1/15/21	350.00	19	USD	665,000	34,295	33,197	1,098
Morgan Stanley	1/15/21	55.00	119	USD	654,500	18,088	37,156	(19,068)
PPG Industries, Inc.	1/15/21	125.00	52	USD	650,000	32,760	38,596	(5,836)
Raytheon Technologies Corp.	1/15/21	65.00	97	USD	630,500	18,915	50,657	(31,742)
Starbucks Corp.	1/15/21	82.50	78	USD	643,500	61,776	33,012	28,764
Starbucks Corp.	1/15/21	90.00	53	USD	477,000	22,525	22,379	146
Union Pacific Corp.	1/15/21	200.00	32	USD	640,000	38,208	33,192	5,016
VanEck Vectors Semiconductor	1/15/21	170.00	75	USD	1,275,000	109,500	70,968	38,532
VanEck Vectors Semiconductor	1/15/21	180.00	17	USD	306,000	16,405	14,522	1,883
VanEck Vectors Semiconductor	1/15/21	185.00	19	USD	351,500	14,440	15,223	(783)
The Walt Disney Co.	1/15/21	140.00	65	USD	910,000	20,800	36,945	(16,145)
Alibaba Group Holding Ltd.	2/19/21	210.00	51	USD	1,071,000	435,795	96,062	339,733
Microsoft Corp.	2/19/21	215.00	30	USD	645,000	46,500	42,817	3,683
Raytheon Technologies Corp.	2/19/21	65.00	97	USD	630,500	25,123	49,687	(24,564)
SPDR S&P 500 Trust ETF	12/17/21	305.00	69	USD	2,104,500	345,552	98,549	247,003
SPDR S&P 500 Trust ETF	12/17/21	360.00	34	USD	1,224,000	66,980	44,096	22,884
						$3,703,539	$3,303,302	$400,237
Put
Carnival Corp.	10/16/20	15.00	76	USD	114,000	$7,220	$17,748	$(10,528)
Chewy, Inc.	10/16/20	45.00	19	USD	85,500	456	10,326	(9,870)
Exxon Mobil Corp.	10/16/20	37.50	94	USD	352,500	31,490	17,224	14,266
iShares iBoxx $ Investment Grade Corporate Bond	10/16/20	134.00	1,902	USD	25,486,800	136,944	222,973	(86,029)
iShares Silver Trust (n)	10/16/20	20.00	246	USD	492,000	6,396	28,775	(22,379)
Alphabet, Inc.	11/20/20	1,415.00	4	USD	566,000	23,240	32,541	(9,301)
Alphabet, Inc.	11/20/20	1,480.00	3	USD	444,000	26,100	24,677	1,423
BJ’s Wholesale Club Holdings, Inc.	11/20/20	30.00	47	USD	141,000	1,645	11,573	(9,928)
NVIDIA Corp.	11/20/20	470.00	12	USD	564,000	20,400	40,112	(19,712)
Anthem, Inc.	12/18/20	250.00	22	USD	550,000	27,280	59,449	(32,169)
Charter Communications, Inc.	12/18/20	500.00	11	USD	550,000	5,500	27,965	(22,465)
UnitedHealth Group, Inc.	12/18/20	280.00	20	USD	560,000	18,500	54,045	(35,545)
Alphabet, Inc.	1/15/21	1,560.00	6	USD	936,000	94,740	68,688	26,052
Amazon.com, Inc.	1/15/21	3,250.00	3	USD	975,000	106,755	81,714	25,041
Apple, Inc.	1/15/21	125.00	70	USD	875,000	111,090	85,264	25,826
Microsoft Corp.	1/15/21	215.00	42	USD	903,000	77,280	72,272	5,008
Walgreens Boots Alliance, Inc.	1/15/21	42.50	144	USD	612,000	114,048	63,682	50,366
Amazon.com, Inc.	2/19/21	3,350.00	3	USD	1,005,000	137,460	103,647	33,813
Microsoft Corp.	2/19/21	215.00	41	USD	881,500	82,902	75,157	7,745
						1,029,446	1,097,832	(68,386)
						$4,732,985	$4,401,134	$331,851

The accompanying notes are an integral part of the consolidated financial statements.

30

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

(#) Interest Rate Swaptions Purchased

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount		Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
30-Year Interest Rate Swap, 6/15/51	BNP Paribas SA*	6/11/21	3-Month USD LIBOR BBA	Quarterly	1.00%	Semi-Annually	USD	899,732	$44,393	$54,344	$(9,951)
30-Year Interest Rate Swap, 10/21/50	Citibank N.A.*	10/19/20	3-Month USD LIBOR BBA	Quarterly	0.72%	Semi-Annually	USD	998,761	105	24,843	(24,738)
30-Year Interest Rate Swap, 10/29/50	Goldman Sachs International*	10/27/20	3-Month USD LIBOR BBA	Quarterly	0.58%	Semi-Annually	USD	2,472,955	235	49,305	(49,070)
30-Year Interest Rate Swap, 12/22/50	Goldman Sachs International*	12/18/20	3-Month USD LIBOR BBA	Quarterly	0.85%	Semi-Annually	USD	3,275,100	42,404	178,816	(136,412)
30-Year Interest Rate Swap, 6/08/51	JP Morgan Chase Bank N.A.*	6/04/21	3-Month USD LIBOR BBA	Quarterly	1.00%	Semi-Annually	USD	2,759,177	134,163	172,035	(37,872)
30-Year Interest Rate Swap, 10/23/50	Morgan Stanley & Co. LLC*	10/21/20	3-Month USD LIBOR BBA	Quarterly	0.93%	Semi-Annually	USD	2,379,000	5,272	136,492	(131,220)
									$226,572	$615,835	$(389,263)
Put
30-Year Interest Rate Swap, 10/28/50	Citibank N.A.*	10/26/20	1.17%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	848,013	$11,436	$9,116	$2,320
10-Year Interest Rate Swap, 11/23/30	Citibank N.A.*	11/19/20	0.81%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	2,290,817	9,962	16,494	(6,532)
30-Year Interest Rate Swap, 11/27/50	Citibank N.A.*	11/24/20	1.22%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	848,013	16,569	17,045	(476)
30-Year Interest Rate Swap, 12/30/50	Citibank N.A.*	12/24/20	1.27%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	848,013	21,956	18,995	2,961
30-Year Interest Rate Swap, 2/10/51	Citibank N.A.*	2/08/21	0.89%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	1,590,067	144,944	74,953	69,991

The accompanying notes are an integral part of the consolidated financial statements.

31

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount		Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put (Continued)
30-Year Interest Rate Swap, 10/28/50	Deutsche Bank AG*	10/26/20	1.15%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	4,869,000	$79,328	$81,312	$(1,984)
30-Year Interest Rate Swap, 10/29/50	Goldman Sachs International*	10/27/20	0.98%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	2,472,955	110,773	45,736	65,037
10-Year Interest Rate Swap, 10/06/30	JP Morgan Chase Bank N.A.*	10/02/20	0.75%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	1,710,006	472	32,821	(32,349)
									395,440	296,472	98,968
									$622,012	$912,307	$(290,295)

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
Sanofi	Barclays Bank PLC*	10/16/20	98.00	2,814	EUR	275,772	$(56)	$(2,143)	$2,087
Sanofi	Barclays Bank PLC*	11/20/20	98.00	2,292	EUR	224,616	(645)	(2,080)	1,435
Roche Holding AG	Barclays Bank PLC*	11/20/20	350.00	688	CHF	240,800	(1,232)	(1,658)	426
Adidas AG	Barclays Bank PLC*	12/18/20	325.00	1,714	EUR	557,050	(6,708)	(5,978)	(730)
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank PLC*	12/18/20	450.00	2,290	EUR	1,030,500	(12,188)	(16,482)	4,294
SPDR Gold Shares (n)	BNP Paribas SA*	12/18/20	210.00	11,649	USD	2,446,290	(11,710)	(25,162)	13,452
EUR Call USD Put	BNP Paribas SA*	1/27/21	1.34	4,371,000	EUR	4,371,000	(1,537)	(7,404)	5,867
Amazon.com, Inc.	Citibank N.A.*	11/20/20	3,397.23	262	USD	890,075	(36,124)	(46,212)	10,088
D.R. Horton, Inc.	Credit Suisse International*	11/20/20	85.00	5,725	USD	486,625	(10,579)	(14,461)	3,882
ASML Holding NV	Credit Suisse International*	11/20/20	335.00	595	EUR	199,325	(5,196)	(3,737)	(1,459)
EUR Call AUD Put	Goldman Sachs International*	10/13/20	1.71	4,705,903	EUR	4,705,903	(552)	(19,624)	19,072
SPDR Gold Shares (n)	Goldman Sachs International*	11/20/20	192.00	11,625	USD	2,232,000	(18,234)	(16,043)	(2,191)
Union Pacific Corp.	Goldman Sachs International*	11/20/20	227.50	3,452	USD	785,330	(3,709)	(3,831)	122

The accompanying notes are an integral part of the consolidated financial statements.

32

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call (Continued)
SPDR Gold Shares (n)	JP Morgan Chase Bank N.A.*	10/16/20	197.00	11,605	USD	2,286,185	$(978)	$(30,417)	$29,439
Lennar Corp.	JP Morgan Chase Bank N.A.*	11/20/20	86.00	2,633	USD	226,438	(9,557)	(9,683)	126
USD Call MXN Put	Morgan Stanley & Co. LLC*	10/30/20	22.50	944,787	USD	944,787	(15,117)	(3,536)	(11,581)
SPDR Gold Shares (n)	Morgan Stanley & Co. LLC*	11/20/20	198.00	11,661	USD	2,308,878	(11,647)	(26,585)	14,938
Boston Scientific Corp.	Nomura International PLC*	11/20/20	45.00	9,158	USD	412,110	(2,117)	(5,403)	3,286
Capital One Financial Corp.	Nomura International PLC*	11/20/20	70.00	4,087	USD	286,090	(26,626)	(14,100)	(12,526)
Autodesk, Inc.	Nomura International PLC*	11/20/20	260.00	3,414	USD	887,640	(14,304)	(58,550)	44,246
SPDR Gold Shares (n)	Societe Generale*	12/31/20	198.00	11,605	USD	2,297,790	(25,056)	(27,388)	2,332
SPDR Gold Shares (n)	Societe Generale*	1/15/21	215.00	11,648	USD	2,504,320	(14,343)	(30,521)	16,178
GBP Call USD Put	UBS AG*	12/17/20	1.37	2,324,000	GBP	2,324,000	(10,196)	(12,059)	1,863
							$(238,411)	$(383,057)	$144,646
Put
USD Put BRL Call	Bank of America N.A.*	10/08/20	5.05	1,424,793	USD	1,424,793	$(1)	$(9,958)	$9,957
USD Put BRL Call	Bank of America N.A.*	10/13/20	5.00	1,419,725	USD	1,419,725	(1)	(9,694)	9,693
Sanofi	Barclays Bank PLC*	10/16/20	80.00	2,814	EUR	225,120	(1,371)	(3,098)	1,727
Roche Holding AG	Barclays Bank PLC*	10/16/20	300.00	510	CHF	153,000	(831)	(2,412)	1,581
Sanofi	Barclays Bank PLC*	11/20/20	76.00	2,292	EUR	174,192	(2,155)	(3,134)	979
Roche Holding AG	Barclays Bank PLC*	11/20/20	285.00	688	CHF	196,080	(2,033)	(3,239)	1,206
Adidas AG	Barclays Bank PLC*	12/18/20	245.00	1,714	EUR	419,930	(15,501)	(16,161)	660
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank PLC*	12/18/20	375.00	1,145	EUR	429,375	(18,504)	(19,156)	652
EUR Put USD Call	BNP Paribas SA*	1/27/21	1.10	2,914,000	EUR	2,914,000	(4,441)	(10,904)	6,463
D.R. Horton, Inc.	Credit Suisse International*	11/20/20	60.00	5,725	USD	343,500	(5,149)	(7,647)	2,498
Euro Stoxx 50 Index	Credit Suisse International*	12/17/21	2,600.00	357	EUR	928,200	(57,487)	(64,546)	7,059
SPDR Gold Shares (n)	Goldman Sachs International*	11/20/20	165.00	5,812	USD	958,980	(8,004)	(10,752)	2,748
Union Pacific Corp.	Goldman Sachs International*	11/20/20	187.50	3,452	USD	647,250	(22,098)	(15,534)	(6,564)

The accompanying notes are an integral part of the consolidated financial statements.

33

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put (Continued)
SPDR Gold Shares (n)	JP Morgan Chase Bank N.A.*	10/16/20	170.00	11,605	USD	1,972,850	$(6,508)	$(19,729)	$13,221
Lennar Corp.	JP Morgan Chase Bank N.A.*	11/20/20	62.00	2,633	USD	163,246	(1,766)	(4,555)	2,789
AUD Put JPY Call	Morgan Stanley & Co. LLC*	10/13/20	69.50	5,102,627	AUD	5,102,627	(4)	(21,085)	21,081
USD Put MXN Call	Morgan Stanley & Co. LLC*	10/30/20	20.10	1,133,745	USD	1,133,745	(680)	(4,615)	3,935
USD Put MXN Call	Morgan Stanley & Co. LLC*	10/30/20	21.00	1,472,830	USD	1,472,830	(4,713)	(4,756)	43
SPDR Gold Shares (n)	Morgan Stanley & Co. LLC*	11/20/20	173.00	11,661	USD	2,017,353	(41,127)	(30,043)	(11,084)
Boston Scientific Corp.	Nomura International PLC*	11/20/20	35.00	4,579	USD	160,265	(4,220)	(4,350)	130
SPDR Gold Shares (n)	Societe Generale*	12/31/20	164.00	4,352	USD	713,728	(9,488)	(8,530)	(958)
SPDR Gold Shares (n)	Societe Generale*	1/15/21	170.00	11,648	USD	1,980,160	(49,096)	(55,253)	6,157
							(255,178)	(329,151)	73,973
							$(493,589)	$(712,208)	$218,619

Exchange-Traded Options Written

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
Apple, Inc.	10/16/20	82.50	152	USD	1,254,000	$(523,640)	$(36,196)	$(487,444)
Applied Materials, Inc.	10/16/20	65.00	55	USD	357,500	(1,650)	(4,662)	3,012
Comcast Corp.	10/16/20	40.00	158	USD	632,000	(100,330)	(16,727)	(83,603)
Costco Wholesale Corp.	10/16/20	345.00	10	USD	345,000	(13,010)	(4,078)	(8,932)
Guardant Health, Inc.	10/16/20	105.00	33	USD	346,500	(27,720)	(10,456)	(17,264)
The Home Depot, Inc.	10/16/20	295.00	73	USD	2,153,500	(5,475)	(17,429)	11,954
L3Harris Technologies, Inc.	10/16/20	190.00	19	USD	361,000	(285)	(2,902)	2,617
Lowe’s Cos., Inc.	10/16/20	175.00	23	USD	402,500	(2,415)	(3,398)	983
Marsh & McLennan Cos., Inc.	10/16/20	120.00	27	USD	324,000	(675)	(4,308)	3,633
McDonald’s Corp.	10/16/20	220.00	16	USD	352,000	(6,720)	(3,453)	(3,267)
Morgan Stanley	10/16/20	65.00	172	USD	1,118,000	(172)	(9,935)	9,763
NVIDIA Corp.	10/16/20	600.00	4	USD	240,000	(1,736)	(3,671)	1,935
PayPal Holdings, Inc.	10/16/20	240.00	19	USD	456,000	(190)	(2,939)	2,749
salesforce.com, Inc.	10/16/20	290.00	12	USD	348,000	(756)	(4,081)	3,325
VMware, Inc.	10/16/20	180.00	50	USD	900,000	(250)	(23,138)	22,888
Wal-Mart Stores, Inc.	10/16/20	155.00	22	USD	341,000	(330)	(2,635)	2,305
Wal-Mart Stores, Inc.	10/16/20	160.00	29	USD	464,000	(203)	(5,602)	5,399
The Walt Disney Co.	10/16/20	140.00	25	USD	350,000	(325)	(3,819)	3,494

The accompanying notes are an integral part of the consolidated financial statements.

34

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call (Continued)
Abbott Laboratories	11/20/20	110.00	32	USD	352,000	$(14,560)	$(6,327)	$(8,233)
Agilent Technologies, Inc.	11/20/20	110.00	33	USD	363,000	(4,620)	(4,645)	25
Agilent Technologies, Inc.	11/20/20	115.00	92	USD	1,058,000	(6,348)	(7,246)	898
Amazon.com, Inc.	11/20/20	3,500.00	4	USD	1,400,000	(43,200)	(63,434)	20,234
Dow, Inc.	11/20/20	60.00	41	USD	246,000	(779)	(2,144)	1,365
Edwards Lifesciences Corp.	11/20/20	85.00	40	USD	340,000	(10,280)	(8,185)	(2,095)
Facebook, Inc.	11/20/20	290.00	31	USD	899,000	(24,428)	(36,510)	12,082
Intel Corp.	11/20/20	55.00	17	USD	93,500	(2,601)	(3,403)	802
Intuitive Surgical, Inc.	11/20/20	760.00	4	USD	304,000	(8,280)	(6,896)	(1,384)
Mastercard, Inc.	11/20/20	360.00	21	USD	756,000	(16,065)	(14,031)	(2,034)
Merck & Co., Inc.	11/20/20	95.00	38	USD	361,000	(1,102)	(3,072)	1,970
Microsoft Corp.	11/20/20	240.00	30	USD	720,000	(7,200)	(15,847)	8,647
Nextera Energy, Inc.	11/20/20	310.00	23	USD	713,000	(5,865)	(7,136)	1,271
NVIDIA Corp.	11/20/20	560.00	13	USD	728,000	(49,920)	(39,534)	(10,386)
NVIDIA Corp.	11/20/20	620.00	6	USD	372,000	(10,752)	(12,042)	1,290
NVIDIA Corp.	11/20/20	650.00	9	USD	585,000	(12,150)	(9,290)	(2,860)
Pfizer, Inc.	11/20/20	40.00	230	USD	920,000	(14,260)	(27,950)	13,690
Pfizer, Inc.	11/20/20	41.00	88	USD	360,800	(3,696)	(5,088)	1,392
ServiceNow, Inc.	11/20/20	490.00	7	USD	343,000	(23,170)	(15,044)	(8,126)
U.S. Bancorp	11/20/20	42.50	32	USD	136,000	(1,312)	(3,608)	2,296
The Walt Disney Co.	11/20/20	160.00	34	USD	544,000	(884)	(3,052)	2,168
Xilinx, Inc.	11/20/20	110.00	12	USD	132,000	(5,340)	(3,946)	(1,394)
Alphabet, Inc.	12/18/20	1,800.00	4	USD	720,000	(5,040)	(8,499)	3,459
Anthem, Inc.	12/18/20	290.00	22	USD	638,000	(18,700)	(35,150)	16,450
Apple, Inc.	12/18/20	140.00	52	USD	728,000	(11,908)	(13,027)	1,119
Bank of America Corp.	12/18/20	30.00	236	USD	708,000	(5,900)	(15,048)	9,148
Bank of America Corp.	12/18/20	32.00	237	USD	758,400	(2,844)	(12,031)	9,187
Charter Communications, Inc.	12/18/20	600.00	11	USD	660,000	(51,590)	(16,255)	(35,335)
Charter Communications, Inc.	12/18/20	660.00	6	USD	396,000	(12,150)	(8,836)	(3,314)
Citigroup, Inc.	12/18/20	57.50	23	USD	132,250	(713)	(6,205)	5,492
Citigroup, Inc.	12/18/20	60.00	123	USD	738,000	(2,337)	(15,961)	13,624
Dow, Inc.	12/18/20	60.00	65	USD	390,000	(2,275)	(5,043)	2,768
Fortive Corp.	12/18/20	85.00	87	USD	739,500	(12,180)	(8,940)	(3,240)
Global Payments, Inc.	12/18/20	200.00	36	USD	720,000	(17,640)	(9,999)	(7,641)
HCA Healthcare, Inc.	12/18/20	145.00	27	USD	391,500	(8,100)	(19,919)	11,819
Johnson & Johnson	12/18/20	165.00	7	USD	115,500	(931)	(1,580)	649
L3Harris Technologies, Inc.	12/18/20	210.00	34	USD	714,000	(2,210)	(7,744)	5,534
Lyondellbasell Industries NV	12/18/20	85.00	28	USD	238,000	(3,640)	(5,936)	2,296
McDonald’s Corp.	12/18/20	250.00	9	USD	225,000	(1,827)	(1,940)	113
McDonald’s Corp.	12/18/20	240.00	30	USD	720,000	(10,800)	(4,733)	(6,067)
Microsoft Corp.	12/18/20	190.00	33	USD	627,000	(83,160)	(16,770)	(66,390)
Microsoft Corp.	12/18/20	250.00	30	USD	750,000	(6,930)	(12,233)	5,303
NVIDIA Corp.	12/18/20	700.00	11	USD	770,000	(14,300)	(40,288)	25,988
SPDR Gold Shares (n)	12/18/20	205.00	49	USD	1,004,500	(6,174)	(14,149)	7,975
SPDR Gold Shares (n)	12/18/20	210.00	141	USD	2,961,000	(13,818)	(38,462)	24,644
Uber Technologies, Inc.	12/18/20	40.00	31	USD	124,000	(6,758)	(5,945)	(813)
UnitedHealth Group, Inc.	12/18/20	320.00	20	USD	640,000	(29,640)	(30,355)	715
Amazon.com, Inc.	1/15/21	2,900.00	2	USD	580,000	(88,036)	(14,863)	(73,173)

The accompanying notes are an integral part of the consolidated financial statements.

35

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call (Continued)
Amazon.com, Inc.	1/15/21	3,750.00	2	USD	750,000	$(24,390)	$(23,647)	$(743)
Apple, Inc.	1/15/21	150.00	200	USD	3,000,000	(38,000)	(81,636)	43,636
Applied Materials, Inc.	1/15/21	70.00	55	USD	385,000	(10,945)	(10,075)	(870)
Autodesk, Inc.	1/15/21	290.00	25	USD	725,000	(8,875)	(19,194)	10,319
Bank of America Corp.	1/15/21	31.00	236	USD	731,600	(6,844)	(14,812)	7,968
Comcast Corp.	1/15/21	52.50	142	USD	745,500	(11,076)	(5,220)	(5,856)
D.R. Horton, Inc.	1/15/21	95.00	86	USD	817,000	(13,674)	(11,817)	(1,857)
The Home Depot, Inc.	1/15/21	320.00	25	USD	800,000	(10,125)	(13,655)	3,530
Lowe’s Cos., Inc.	1/15/21	180.00	49	USD	882,000	(31,850)	(21,940)	(9,910)
Mastercard, Inc.	1/15/21	365.00	52	USD	1,898,000	(68,640)	(58,642)	(9,998)
Mastercard, Inc.	1/15/21	400.00	19	USD	760,000	(8,550)	(7,747)	(803)
McDonald’s Corp.	1/15/21	240.00	31	USD	744,000	(14,105)	(16,539)	2,434
Morgan Stanley	1/15/21	62.50	119	USD	743,750	(5,117)	(12,348)	7,231
PPG Industries, Inc.	1/15/21	140.00	52	USD	728,000	(7,540)	(9,244)	1,704
Raytheon Technologies Corp.	1/15/21	75.00	97	USD	727,500	(6,208)	(21,123)	14,915
ResMed, Inc.	1/15/21	195.00	12	USD	234,000	(3,960)	(7,553)	3,593
Starbucks Corp.	1/15/21	92.50	78	USD	721,500	(27,300)	(10,901)	(16,399)
Starbucks Corp.	1/15/21	100.00	53	USD	530,000	(7,791)	(7,725)	(66)
Union Pacific Corp.	1/15/21	230.00	32	USD	736,000	(7,168)	(4,728)	(2,440)
VanEck Vectors Semiconductor	1/15/21	205.00	17	USD	348,500	(4,216)	(3,546)	(670)
VanEck Vectors Semiconductor	1/15/21	210.00	19	USD	399,000	(3,439)	(3,833)	394
The Walt Disney Co.	1/15/21	155.00	48	USD	744,000	(5,280)	(12,468)	7,188
Zoetis, Inc.	1/15/21	175.00	10	USD	175,000	(5,700)	(3,178)	(2,522)
Alibaba Group Holding Ltd.	2/19/21	350.00	52	USD	1,820,000	(50,180)	(65,799)	15,619
Microsoft Corp.	2/19/21	245.00	30	USD	735,000	(18,900)	(16,283)	(2,617)
Raytheon Technologies Corp.	2/19/21	75.00	97	USD	727,500	(7,954)	(20,638)	12,684
						$(1,780,122)	$(1,312,061)	$(468,061)
Put
Alphabet, Inc.	10/16/20	1,350.00	2	USD	270,000	$(940)	$(2,409)	$1,469
Amazon.com, Inc.	10/16/20	2,840.00	1	USD	284,000	(1,660)	(4,020)	2,360
Apple, Inc.	10/16/20	100.00	57	USD	570,000	(1,824)	(13,794)	11,970
Apple, Inc.	10/16/20	105.00	69	USD	724,500	(5,382)	(18,209)	12,827
Applied Materials, Inc.	10/16/20	47.50	55	USD	261,250	(385)	(5,377)	4,992
Chewy, Inc.	10/16/20	35.00	19	USD	66,500	(19)	(3,792)	3,773
Exxon Mobil Corp.	10/16/20	35.00	94	USD	329,000	(13,630)	(6,492)	(7,138)
Facebook, Inc.	10/16/20	235.00	11	USD	258,500	(1,100)	(3,813)	2,713
Guardant Health, Inc.	10/16/20	85.00	33	USD	280,500	(165)	(12,738)	12,573
Invesco QQQ Trust Series 1	10/16/20	245.00	98	USD	2,401,000	(6,370)	(23,896)	17,526
Invesco QQQ Trust Series 1	10/16/20	258.00	98	USD	2,528,400	(15,778)	(62,277)	46,499
iShares iBoxx $ Investment Grade Corporate Bond	10/16/20	129.00	1,902	USD	24,535,800	(26,628)	(95,597)	68,969
Microsoft Corp.	10/16/20	195.00	38	USD	741,000	(3,496)	(18,067)	14,571
NVIDIA Corp.	10/16/20	420.00	4	USD	168,000	(124)	(3,811)	3,687
NXP Semiconductors NV	10/16/20	110.00	24	USD	264,000	(912)	(7,386)	6,474
PayPal Holdings, Inc.	10/16/20	165.00	14	USD	231,000	(420)	(2,891)	2,471
salesforce.com, Inc.	10/16/20	210.00	42	USD	882,000	(2,100)	(13,108)	11,008
SPDR S&P 500 Trust ETF	10/16/20	300.00	59	USD	1,770,000	(3,658)	(22,393)	18,735

The accompanying notes are an integral part of the consolidated financial statements.

36

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put (Continued)
SPDR S&P 500 Trust ETF	10/16/20	310.00	32	USD	992,000	$(4,064)	$(17,112)	$13,048
Union Pacific Corp.	10/16/20	190.00	6	USD	114,000	(1,206)	(1,327)	121
Wal-Mart Stores, Inc.	10/16/20	125.00	22	USD	275,000	(198)	(2,328)	2,130
Wal-Mart Stores, Inc.	10/16/20	130.00	29	USD	377,000	(1,073)	(8,148)	7,075
The Walt Disney Co.	10/16/20	120.00	23	USD	276,000	(2,944)	(2,303)	(641)
Health Care Select Sector SPDR Fund	10/23/20	100.00	53	USD	530,000	(3,657)	(6,241)	2,584
Unitedhealth Group, Inc.	10/30/20	290.00	13	USD	377,000	(5,551)	(10,371)	4,820
Agilent Technologies, Inc.	11/20/20	90.00	46	USD	414,000	(5,750)	(7,740)	1,990
Alphabet, Inc.	11/20/20	1,200.00	4	USD	480,000	(4,140)	(11,432)	7,292
Alphabet, Inc.	11/20/20	1,280.00	3	USD	384,000	(6,390)	(8,979)	2,589
Amazon.com, Inc.	11/20/20	2,460.00	4	USD	984,000	(11,400)	(23,339)	11,939
BJ’s Wholesale Club Holdings, Inc.	11/20/20	25.00	47	USD	117,500	(940)	(4,595)	3,655
Dow, Inc.	11/20/20	40.00	41	USD	164,000	(3,444)	(4,834)	1,390
Edwards Lifesciences Corp.	11/20/20	70.00	40	USD	280,000	(3,000)	(7,766)	4,766
Global Payments, Inc.	11/20/20	155.00	35	USD	542,500	(7,525)	(20,370)	12,845
Intuitive Surgical, Inc.	11/20/20	600.00	4	USD	240,000	(2,880)	(6,272)	3,392
Invesco QQQ Trust Series 1	11/20/20	219.00	76	USD	1,664,400	(12,692)	(36,385)	23,693
Micron Technology, Inc.	11/20/20	40.00	56	USD	224,000	(3,976)	(3,438)	(538)
Microsoft Corp.	11/20/20	185.00	30	USD	555,000	(9,750)	(15,683)	5,933
Netflix, Inc.	11/20/20	350.00	9	USD	315,000	(2,421)	(7,720)	5,299
NVIDIA Corp.	11/20/20	380.00	6	USD	228,000	(1,692)	(6,106)	4,414
NVIDIA Corp.	11/20/20	400.00	9	USD	360,000	(4,185)	(12,001)	7,816
Southwest Airlines Co.	11/20/20	35.00	56	USD	196,000	(11,648)	(8,444)	(3,204)
SPDR S&P 500 Trust ETF	11/20/20	300.00	129	USD	3,870,000	(55,857)	(69,241)	13,384
Starbucks Corp.	11/20/20	77.50	53	USD	410,750	(8,480)	(8,732)	252
T-Mobile US, Inc.	11/20/20	95.00	133	USD	1,263,500	(14,497)	(21,360)	6,863
VanEck Vectors Semiconductor	11/20/20	165.00	19	USD	313,500	(10,944)	(16,012)	5,068
Visa, Inc.	11/20/20	180.00	49	USD	882,000	(15,925)	(24,589)	8,664
Vulcan Materials Co.	11/20/20	110.00	23	USD	253,000	(2,714)	(3,090)	376
Wal-Mart Stores, Inc.	11/20/20	130.00	51	USD	663,000	(13,311)	(20,660)	7,349
The Walt Disney Co.	11/20/20	120.00	23	USD	276,000	(11,040)	(7,883)	(3,157)
Alphabet, Inc.	12/18/20	1,300.00	4	USD	520,000	(13,360)	(14,978)	1,618
Anthem, Inc.	12/18/20	210.00	22	USD	462,000	(5,610)	(29,430)	23,820
Apple, Inc.	12/18/20	97.50	52	USD	507,000	(13,936)	(18,563)	4,627
Bank of America Corp.	12/18/20	21.00	236	USD	495,600	(18,408)	(17,172)	(1,236)
Bank of America Corp.	12/18/20	22.00	237	USD	521,400	(24,648)	(21,511)	(3,137)
Charter Communications, Inc.	12/18/20	590.00	5	USD	295,000	(9,300)	(9,989)	689
Citigroup, Inc.	12/18/20	42.50	123	USD	522,750	(42,435)	(19,405)	(23,030)
Dow, Inc.	12/18/20	40.00	65	USD	260,000	(9,750)	(10,175)	425
Fortive Corp.	12/18/20	65.00	87	USD	565,500	(8,265)	(22,425)	14,160
Global Payments, Inc.	12/18/20	150.00	36	USD	540,000	(11,520)	(22,959)	11,439
L3Harris Technologies, Inc.	12/18/20	155.00	34	USD	527,000	(18,360)	(16,924)	(1,436)
Lyondellbasell Industries NV	12/18/20	60.00	28	USD	168,000	(6,300)	(8,311)	2,011
McDonald’s Corp.	12/18/20	210.00	9	USD	189,000	(6,750)	(6,163)	(587)
McDonald’s Corp.	12/18/20	180.00	30	USD	540,000	(5,400)	(11,483)	6,083
Merck & Co., Inc.	12/18/20	70.00	54	USD	378,000	(4,104)	(4,154)	50
Microsoft Corp.	12/18/20	180.00	30	USD	540,000	(11,400)	(20,482)	9,082

The accompanying notes are an integral part of the consolidated financial statements.

37

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put (Continued)
UnitedHealth Group, Inc.	12/18/20	240.00	20	USD	480,000	$(4,040)	$(26,955)	$22,915
Visa, Inc.	12/18/20	175.00	49	USD	857,500	(18,081)	(25,615)	7,534
SPDR S&P 500 Trust ETF	12/31/20	250.00	47	USD	1,175,000	(8,648)	(35,191)	26,543
Alphabet, Inc.	1/15/21	1,320.00	6	USD	792,000	(28,980)	(24,966)	(4,014)
Amazon.com, Inc.	1/15/21	2,695.00	2	USD	539,000	(22,500)	(23,709)	1,209
Amazon.com, Inc.	1/15/21	2,740.00	3	USD	822,000	(38,310)	(32,528)	(5,782)
Apple, Inc.	1/15/21	100.00	100	USD	1,000,000	(42,000)	(38,818)	(3,182)
Apple, Inc.	1/15/21	107.50	70	USD	752,500	(47,250)	(39,061)	(8,189)
Applied Materials, Inc.	1/15/21	45.00	55	USD	247,500	(6,050)	(12,960)	6,910
Autodesk, Inc.	1/15/21	210.00	25	USD	525,000	(30,250)	(31,443)	1,193
Bank of America Corp.	1/15/21	22.00	236	USD	519,200	(29,736)	(25,668)	(4,068)
Comcast Corp.	1/15/21	37.50	142	USD	532,500	(9,656)	(17,858)	8,202
D.R. Horton, Inc.	1/15/21	60.00	86	USD	516,000	(17,458)	(22,817)	5,359
Mastercard, Inc.	1/15/21	280.00	19	USD	532,000	(13,205)	(14,492)	1,287
Mastercard, Inc.	1/15/21	300.00	26	USD	780,000	(29,120)	(41,801)	12,681
Microsoft Corp.	1/15/21	180.00	42	USD	756,000	(21,420)	(25,199)	3,779
Morgan Stanley	1/15/21	44.00	119	USD	523,600	(28,203)	(24,366)	(3,837)
PPG Industries, Inc.	1/15/21	100.00	52	USD	520,000	(12,220)	(17,043)	4,823
Raytheon Technologies Corp.	1/15/21	55.00	97	USD	533,500	(36,375)	(27,015)	(9,360)
ResMed, Inc.	1/15/21	160.00	12	USD	192,000	(10,200)	(9,778)	(422)
Starbucks Corp.	1/15/21	67.50	78	USD	526,500	(9,828)	(19,091)	9,263
Union Pacific Corp.	1/15/21	165.00	32	USD	528,000	(14,720)	(19,448)	4,728
VanEck Vectors Semiconductor	1/15/21	145.00	17	USD	246,500	(6,545)	(11,021)	4,476
VanEck Vectors Semiconductor	1/15/21	150.00	19	USD	285,000	(9,595)	(13,086)	3,491
Walgreens Boots Alliance, Inc.	1/15/21	37.50	144	USD	540,000	(60,768)	(28,765)	(32,003)
The Walt Disney Co.	1/15/21	100.00	46	USD	460,000	(8,280)	(6,317)	(1,963)
The Walt Disney Co.	1/15/21	110.00	65	USD	715,000	(23,400)	(23,570)	170
Zoetis, Inc.	1/15/21	140.00	10	USD	140,000	(2,550)	(4,778)	2,228
Amazon.com, Inc.	2/19/21	2,800.00	3	USD	840,000	(54,045)	(44,189)	(9,856)
Microsoft Corp.	2/19/21	185.00	41	USD	758,500	(32,595)	(34,497)	1,902
Raytheon Technologies Corp.	2/19/21	50.00	97	USD	485,000	(23,086)	(18,989)	(4,097)
Vulcan Materials Co.	2/19/21	110.00	23	USD	253,000	(8,510)	(9,216)	706
SPDR S&P 500 Trust ETF	12/17/21	270.00	17	USD	459,000	(26,775)	(32,192)	5,417
						(1,271,830)	(1,761,137)	489,307
						$(3,051,952)	$(3,073,198)	$21,246

The accompanying notes are an integral part of the consolidated financial statements.

38

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Interest Rate Swaptions Written

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount		Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
5-Year Interest Rate Swap, 4/12/27	Barclays Bank PLC*	4/08/22	(0.02%)	Anually	6-Month EURIBOR	Semi-Annually	EUR	4,590,000	$(108,412)	$(57,539)	$(50,873)
5-Year Interest Rate Swap, 4/21/27	Barclays Bank PLC*	4/19/22	(0.13%)	Annually	6-Month EURIBOR	Semi-Annually	EUR	3,030,000	(56,284)	(37,466)	(18,818)
5-Year Interest Rate Swap, 4/21/27	Barclays Bank PLC*	4/19/22	(0.15%)	Annually	6-Month EURIBOR	Semi-Annually	EUR	1,214,967	(21,535)	(15,054)	(6,481)
30-Year Interest Rate Swap, 6/15/51	BNP Paribas SA*	6/11/21	0.50%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	899,732	(14,346)	(21,594)	7,248
10-Year Interest Rate Swap, 11/23/30	Citibank N.A.*	11/19/20	0.51%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	2,290,817	(3,197)	(15,394)	12,197
10-Year Interest Rate Swap, 12/17/30	Citibank N.A.*	12/15/20	0.47%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	1,523,359	(3,740)	(6,703)	2,963
30-Year Interest Rate Swap, 1/13/51	Citibank N.A.*	1/11/21	0.71%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	1,887,210	(21,056)	(31,760)	10,704
30-Year Interest Rate Swap, 3/26/51	Citibank N.A.*	3/24/21	0.87%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	1,211,447	(34,852)	(37,494)	2,642
10-Year Interest Rate Swap, 9/17/31	Citibank N.A.*	9/15/21	0.55%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	1,523,359	(19,213)	(21,327)	2,114
5-Year Interest Rate Swap, 10/29/25	Goldman Sachs International*	10/27/20	0.17%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	12,517,428	(626)	(24,339)	23,713
30-Year Interest Rate Swap, 12/22/50	Goldman Sachs International*	12/18/20	0.60%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	3,275,100	(14,909)	(98,250)	83,341

The accompanying notes are an integral part of the consolidated financial statements.

39

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount		Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call (Continued)
30-Year Interest Rate Swap, 6/8/51	JP Morgan Chase Bank N.A.*	6/04/21	0.50%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	2,759,177	$(42,794)	$(66,220)	$23,426
10-Year Interest Rate Swap, 9/22/31	Morgan Stanley & Co. LLC*	9/20/21	0.55%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	1,502,814	(19,104)	(19,370)	266
									$(360,068)	$(452,510)	$92,442
Put
5-Year Interest Rate Swap, 4/12/27	Barclays Bank PLC*	4/08/22	6-Month EURIBOR	Semi-Annually	(0.02%)	Annually	EUR	4,590,000	$(19,712)	$(57,539)	$37,827
5-Year Interest Rate Swap, 4/21/27	Barclays Bank PLC*	4/19/22	6-Month EURIBOR	Semi-Annually	(0.13%)	Annually	EUR	3,030,000	(17,925)	(37,466)	19,541
5-Year Interest Rate Swap, 4/21/27	Barclays Bank PLC*	4/19/22	6-Month EURIBOR	Semi-Annually	(0.15%)	Annually	EUR	1,214,967	(7,612)	(15,054)	7,442
30-Year Interest Rate Swap, 10/21/50	Citibank N.A.*	10/19/20	3-Month USD LIBOR BBA	Quarterly	1.07%	Semi-Annually	USD	998,761	(24,510)	(20,839)	(3,671)
5-Year Interest Rate Swap, 11/27/25	Citibank N.A.*	11/25/20	3-Month USD LIBOR BBA	Quarterly	0.49%	Semi-Annually	USD	14,336,000	(9,290)	(31,898)	22,608
10-Year Interest Rate Swap, 12/17/30	Citibank N.A.*	12/15/20	3-Month USD LIBOR BBA	Quarterly	1.07%	Semi-Annually	USD	4,570,078	(9,368)	(15,081)	5,713
5-Year Interest Rate Swap, 2/10/26	Citibank N.A.*	2/08/21	3-Month USD LIBOR BBA	Quarterly	0.39%	Semi-Annually	USD	8,745,368	(37,512)	(32,964)	(4,548)
30-Year Interest Rate Swap, 2/10/51	Citibank N.A.*	2/08/21	3-Month USD LIBOR BBA	Quarterly	1.24%	Semi-Annually	USD	2,385,100	(92,825)	(42,600)	(50,225)
10-Year Interest Rate Swap, 9/17/31	Citibank N.A.*	9/15/21	3-Month USD LIBOR BBA	Quarterly	1.40%	Semi-Annually	USD	3,046,719	(21,784)	(22,911)	1,127
5-Year Interest Rate Swap, 10/29/25	Goldman Sachs International*	10/27/20	3-Month USD LIBOR BBA	Quarterly	0.37%	Semi-Annually	USD	12,517,428	(14,587)	(19,716)	5,129

The accompanying notes are an integral part of the consolidated financial statements.

40

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount		Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put (Continued)
30-Year Interest Rate Swap, 12/22/50	Goldman Sachs International*	12/18/20	3-Month USD LIBOR BBA	Quarterly	1.20%	Semi-Annually	USD	3,275,100	$(100,286)	$(91,146)	$(9,140)
10-Year Interest Rate Swap, 2/15/32	JP Morgan Chase Bank N.A.*	2/11/22	3-Month USD LIBOR BBA	Quarterly	2.00%	Semi-Annually	USD	6,418,516	(26,392)	(124,198)	97,806
30-Year Interest Rate Swap, 10/23/50	Morgan Stanley & Co. LLC*	10/21/20	3-Month USD LIBOR BBA	Quarterly	1.19%	Semi-Annually	USD	2,379,000	(23,133)	(67,626)	44,493
10-Year Interest Rate Swap, 9/22/31	Morgan Stanley & Co. LLC*	9/20/21	3-Month USD LIBOR BBA	Quarterly	1.40%	Semi-Annually	USD	3,005,629	(21,846)	(20,018)	(1,828)
									(426,782)	(599,056)	172,274
									$(786,850)	$(1,051,566)	$264,716

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	11/05/20	USD	51,990	CNH	363,000	$(1,431)
Bank of America N.A.*	11/13/20	USD	1,669,697	ZAR	28,887,436	(46,373)
Bank of America N.A.*	12/08/20	USD	1,262,704	INR	93,358,000	5,576
Bank of America N.A.*	12/11/20	NOK	202,000	USD	22,410	(750)
Barclays Bank PLC*	10/22/20	GBP	3,767,000	USD	4,800,364	60,879
Barclays Bank PLC*	11/12/20	EUR	780,201	USD	924,921	(9,400)
Barclays Bank PLC*	11/17/20	MYR	6,989,000	USD	1,665,634	13,365
Barclays Bank PLC*	12/17/20	EUR	777,382	USD	912,664	341
Barclays Bank PLC*	12/30/20	USD	2,694,291	CNH	18,395,000	(2,684)
Barclays Bank PLC*	1/08/21	USD	1,175,597	INR	87,428,000	2,223
BNP Paribas SA*	10/01/20	ZAR	24,832,500	USD	1,466,515	16,023
BNP Paribas SA*	10/30/20	JPY	1,387,430	EUR	11,208	11
BNP Paribas SA*	11/05/20	USD	478,442	MXN	10,712,369	(4,138)
BNP Paribas SA*	11/16/20	RUB	146,560,000	USD	1,989,412	(112,203)
BNP Paribas SA*	11/16/20	USD	1,982,711	RUB	146,560,000	105,502
BNP Paribas SA*	11/19/20	USD	620,861	EUR	520,722	9,735
BNP Paribas SA*	12/03/20	EUR	1,268,000	USD	1,516,902	(28,314)
BNP Paribas SA*	12/03/20	JPY	161,150,000	USD	1,518,969	10,092
BNP Paribas SA*	12/30/20	JPY	597,813,000	USD	5,711,265	(35,267)
Citibank N.A.*	11/05/20	MXN	32,860,000	USD	1,423,744	56,560
Citibank N.A.*	11/05/20	GBP	456,000	USD	599,145	(10,642)
Citibank N.A.*	11/05/20	USD	3,017,590	CNH	21,067,000	(82,725)

The accompanying notes are an integral part of the consolidated financial statements.

41

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Citibank N.A.*	11/13/20	BRL	7,147,000	USD	1,328,760	$(57,556)
Citibank N.A.*	11/13/20	USD	1,863,981	EUR	1,571,139	20,301
Citibank N.A.*	11/16/20	BRL	1,354,077	USD	245,184	(4,365)
Citibank N.A.*	12/04/20	EUR	794,554	USD	946,905	(14,098)
Citibank N.A.*	12/17/20	GBP	965,000	USD	1,243,611	2,180
Citibank N.A.*	12/30/20	JPY	548,000	USD	5,227	(24)
Deutsche Bank AG*	10/01/20	USD	87,385	GBP	68,000	(359)
Deutsche Bank AG*	11/16/20	KRW	2,136,165,000	USD	1,804,986	21,602
Goldman Sachs International*	10/01/20	USD	795,172	CAD	1,066,000	(5,399)
Goldman Sachs International*	10/08/20	JPY	304,865,000	USD	2,838,872	51,986
Goldman Sachs International*	1/14/21	CAD	1,066,000	USD	795,619	5,380
HSBC Bank PLC*	10/09/20	EUR	2,072,786	USD	2,373,913	56,677
HSBC Bank PLC*	10/22/20	USD	2,414,778	AUD	3,405,000	(24,160)
HSBC Bank PLC*	11/05/20	USD	2,941,161	HKD	22,799,000	(264)
HSBC Bank PLC*	11/06/20	USD	2,958,882	HKD	22,934,000	57
HSBC Bank PLC*	12/08/20	USD	594,222	INR	43,924,000	2,756
HSBC Bank PLC*	12/11/20	USD	2,577,371	CNH	17,722,000	(24,227)
HSBC Bank PLC*	12/29/20	GBP	471,000	USD	600,429	7,713
JP Morgan Chase Bank N.A.*	10/01/20	USD	4,476	CAD	6,000	(30)
JP Morgan Chase Bank N.A.*	10/01/20	USD	3,123,981	GBP	2,431,000	(12,858)
JP Morgan Chase Bank N.A.*	10/01/20	CAD	1,072,000	USD	787,339	17,738
JP Morgan Chase Bank N.A.*	10/01/20	GBP	2,499,000	USD	3,092,210	132,373
JP Morgan Chase Bank N.A.*	10/01/20	USD	1,421,510	ZAR	24,832,500	(61,027)
JP Morgan Chase Bank N.A.*	10/08/20	GBP	1,562,000	USD	1,962,039	53,540
JP Morgan Chase Bank N.A.*	10/14/20	USD	2,691,728	CNH	18,918,000	(96,825)
JP Morgan Chase Bank N.A.*	11/05/20	JPY	460,845,000	USD	4,346,304	24,978
JP Morgan Chase Bank N.A.*	11/05/20	EUR	848,000	USD	1,009,008	(14,073)
JP Morgan Chase Bank N.A.*	11/06/20	CHF	1,293,000	USD	1,415,676	(10,482)
JP Morgan Chase Bank N.A.*	11/12/20	JPY	514,350,000	USD	4,856,908	22,268
JP Morgan Chase Bank N.A.*	11/13/20	EUR	3,050,000	USD	3,609,298	(30,223)
JP Morgan Chase Bank N.A.*	11/19/20	MXN	25,810,000	USD	1,149,871	10,958
JP Morgan Chase Bank N.A.*	12/04/20	EUR	1,038,545	USD	1,231,868	(12,616)
JP Morgan Chase Bank N.A.*	12/10/20	EUR	755,000	USD	892,145	(5,614)
JP Morgan Chase Bank N.A.*	12/10/20	JPY	355,750,000	USD	3,357,739	18,340
JP Morgan Chase Bank N.A.*	12/11/20	NOK	5,417,000	USD	600,758	(19,913)
JP Morgan Chase Bank N.A.*	12/17/20	GBP	1,176,397	EUR	1,276,000	20,086
JP Morgan Chase Bank N.A.*	12/17/20	JPY	111,856,661	EUR	895,000	10,559
JP Morgan Chase Bank N.A.*	12/17/20	CAD	3,868,970	USD	2,907,336	(726)
JP Morgan Chase Bank N.A.*	1/08/21	EUR	1,866,002	USD	2,181,628	11,295
JP Morgan Chase Bank N.A.*	1/14/21	GBP	2,431,000	USD	3,126,541	12,659
Morgan Stanley & Co. LLC*	10/01/20	AUD	2,349,000	USD	1,671,548	10,923
Morgan Stanley & Co. LLC*	10/15/20	EUR	2,072,786	USD	2,373,769	57,121
Morgan Stanley & Co. LLC*	10/29/20	JPY	441,200,000	USD	4,199,151	(14,534)
Morgan Stanley & Co. LLC*	10/29/20	EUR	774,934	AUD	1,275,148	(4,303)
Morgan Stanley & Co. LLC*	10/30/20	JPY	317,123,622	EUR	2,561,792	2,524
State Street Bank and Trust Co.*	10/01/20	USD	1,620,040	AUD	2,349,000	(62,431)
State Street Bank and Trust Co.*	1/08/21	JPY	185,207,207	EUR	1,504,000	(8,726)

The accompanying notes are an integral part of the consolidated financial statements.

42

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
UBS AG*	10/23/20	USD	908,219	AUD	1,270,000	$(1,461)
UBS AG*	11/06/20	JPY	572,250,000	USD	5,381,334	46,726
						$80,826

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
Euro-BTP	12/08/20	44	$7,488,934	$124,392
Euro-OAT	12/08/20	29	5,696,566	34,310
Australia Bonds 10 Year	12/15/20	19	2,018,131	14,918
DAX Index	12/18/20	5	1,928,910	(56,068)
E-mini Russell 2000 Index	12/18/20	19	1,414,905	14,275
Euro Stoxx 50 Index	12/18/20	102	3,974,339	(154,638)
FTSE 100 Index	12/18/20	28	2,117,035	(6,514)
FTSE MIB Index	12/18/20	6	694,475	(27,410)
Mini MSCI Emerging Market Index	12/18/20	15	825,049	(8,674)
U.S. Treasury Note 10 Year	12/21/20	211	29,359,435	81,659
U.S. Treasury Note Ultra 10 Year	12/21/20	137	21,821,828	87,469
U.S. Treasury Ultra Bond	12/21/20	14	3,124,597	(19,222)
				$84,497
Short
Euro-Bund	12/08/20	3	$(611,594)	$(2,254)
Yen Denom Nikkei Index	12/10/20	1	(108,058)	(2,239)
Nasdaq 100 E Mini Index	12/18/20	32	(7,091,290)	(209,350)
S&P 500 E Mini Index	12/18/20	210	(34,921,121)	(274,879)
U.S. Treasury Long Bond	12/21/20	2	(353,798)	1,235
U.S. Treasury Note 2 Year	12/31/20	206	(45,490,245)	(27,708)
U.S. Treasury Note 5 Year	12/31/20	191	(24,062,830)	(9,138)
				$(524,333)

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Obligation/Index	Rate Paid by Fund	Payment Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 33†	1.000%	Quarterly	12/20/2024	USD	22,361,180	$(175,245)	$(493,336)	$318,091

The accompanying notes are an integral part of the consolidated financial statements.

43

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Centrally Cleared Credit Default Swap - Sell Protection††

Reference Obligation/ Index	Rate Received by Fund	Payment Frequency	Termination Date	Credit Rating	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
iTraxx Europe Crossover Series 34†	5.000%	Quarterly	12/20/25	NR	EUR	2,077,644	$174,305	$159,132	$15,173
CDX.NA.HY Series 34†	5.000%	Quarterly	6/20/25	BB-	USD	1,023,679	50,313	55,904	(5,591)
							$224,618	$215,036	$9,582

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
3-Month CDOR	Semi-Annually	Fixed 1.908%	Semi-Annually	7/09/21	CAD	18,349,315	$148,569	$3,250	$145,319
Fixed 1.060%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	3/27/22	USD	27,703,212	(350,908)	218	(351,126)
Fixed 0.880%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	8/17/22	USD	15,490,278	(191,742)	122	(191,864)
Fixed 0.526%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	6/06/24	USD	5,548,326	(22,919)	43	(22,962)
Fixed 1.600%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	1/24/25	USD	10,965,933	(610,623)	286	(610,909)
Fixed 0.351%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	8/27/25	USD	4,334,000	(884)	54	(938)
Fixed 0.690%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	6/23/30	USD	1,360,000	2,046	24	2,022
3-Month USD LIBOR BBA	Quarterly	Fixed 1.080%	Semi-Annually	8/17/30	USD	3,116,195	110,190	56	110,134
3-Month USD LIBOR BBA	Quarterly	Fixed 0.639%	Semi-Annually	8/21/30	USD	1,490,558	(11,245)	27	(11,272)
3-Month USD LIBOR BBA	Quarterly	Fixed 0.675%	Semi-Annually	9/14/30	USD	526,252	(2,370)	9	(2,379)
Fixed 0.710%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	9/25/30	USD	800,000	966	14	952
3-Month USD LIBOR BBA	Quarterly	Fixed 0.660%	Semi-Annually	9/25/30	USD	800,000	(4,857)	14	(4,871)
3-Month USD LIBOR BBA	Quarterly	Fixed 0.693%	Semi-Annually	9/29/30	USD	640,000	(1,848)	12	(1,860)
Fixed 0.764%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	9/29/30	USD	640,000	(2,623)	12	(2,635)
Fixed 0.885%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	7/02/50	USD	1,012,000	65,874	33	65,841
Fixed 0.875%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	7/21/50	USD	665,841	45,200	22	45,178
3-Month USD LIBOR BBA	Quarterly	Fixed 1.080%	Semi-Annually	9/28/50	USD	341,000	(4,705)	11	(4,716)

The accompanying notes are an integral part of the consolidated financial statements.

44

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
3-Month USD LIBOR BBA	Quarterly	Fixed 1.075%	Semi-Annually	9/28/50	USD	1,453,737	$(21,989)	$49	$(22,038)
3-Month USD LIBOR BBA	Quarterly	Fixed 0.970%	Semi-Annually	10/28/50	USD	816,000	(35,689)	28	(35,717)
							$(889,557)	$4,284	$(893,841)

OTC Total Return Swaps

Paid by the Fund				Received by the Fund
Rate/ Reference	No. of Contracts/ Notional		Frequency	Rate/ Reference	No. of Contracts/ Notional	Frequency	Counterparty	Termination Date	Value	Upfront Premium Received (Paid)/ Received	Unrealized Appreciation (Depreciation)
	USD	157,788	Maturity	S&P 500 Dividend Index Future December 2021	3,250	Maturity	BNP Paribas SA*	12/17/21	$11,376	$—	$11,376
	USD	131,931	Maturity	S&P 500 Dividend Index Future December 2020	2,750	Maturity	Goldman Sachs International*	12/18/20	26,056	—	26,056
3-Month USD LIBOR BBA - 10 bp	USD	855,089	Quarterly	Goldman Sachs Expensive Software Basket	2,839	Quarterly	Goldman Sachs International*	1/22/21	64,359	—	64,359
3-Month USD LIBOR BBA - 10 bp	USD	1,082,530	Quarterly	Goldman Sachs Expensive Software Basket	3,750	Quarterly	Goldman Sachs International*	1/24/21	131,957	—	131,957
									$233,748	$—	$233,748

The accompanying notes are an integral part of the consolidated financial statements.

45

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

OTC Total Return Swaps

Reference Entity	Counterparty	Termination Date	Notional Amount		Net Value of Reference Entities	Unrealized Appreciation/ (Depreciation)	Gross Notional Amount Asset %
Equity Securities Long/ Short(a)	Citigroup Global Markets Inc.*	1/25/2021-5/31/2023	USD	643,576	$659,351	$15,775	0.3%
Equity Securities Short(b)	JP Morgan Chase Bank N.A.*	2/8/2023	USD	(608,553)	(600,862)	7,691	0.1%
					$58,489	$23,466

*	Contracts are subject to a Master Netting Agreement.
(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specific benchmark, plus or minus a spread in a range of 17.5 to 150 basis points. Net payments are exchanged monthly. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

1 month USD LIBOR
1 week USD LIBOR
(b)

The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specific benchmark, plus or minus a spread in a range of 17 to 150 basis points. Net payments are exchanged monthly. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

1 month USD LIBOR
Federal Funds Rate
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the creditworthiness of the underlying issuer. As the credit rating declines, the likelihood of payment by the fund increases. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Offshore Chinese Yuan
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
RUB	Russian Ruble
SGD	Singapore Dollar
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of the consolidated financial statements.

46

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities September 30, 2020

Assets:
Investments, at value (Note 2) (a)	$586,777,272
Repurchase agreements, at value (Note 2) (b)	4,156,082
Other short-term investments, at value (Note 2) (c)	22,861,101
Total investments (d)	613,794,455
Foreign currency, at value (e)	276,339
Receivables from:
Investments sold
Regular delivery	1,853,544
Open forward contracts (Note 2)	901,047
Fund shares sold	670,686
Collateral pledged for open derivative instruments (Note 2)	103,853
Investment adviser (Note 3)	83,574
Collateral pledged for equities sold short	2,543,829
Variation margin on open derivative instruments (Note 2)	310,563
Interest and dividends	1,841,056
Interest tax reclaim	100,087
Foreign taxes withheld	442,971
Open swap agreements, at value (Note 2)	257,214
Prepaid expenses	33,134
Total assets	623,212,352
Liabilities:
Payables for:
Investments purchased
Regular delivery	2,078,577
Delayed delivery	1,227,165
Collateral held for open derivative instruments (Note 2)	750,000
Closed swap agreements, at value	19,053
Written options outstanding, at value (Note 2) (f)	4,332,391
Payable for dividend on short sales (Note 2)	4,304
Open forward contracts (Note 2)	820,221
Equities sold short, at value (Note 2) (g)	1,731,932
Interest and dividends	4,999
Fund shares repurchased	51,020
Premium on purchased options	139,892
Trustees’ fees and expenses (Note 3)	80,513
Affiliates (Note 3):
Investment advisory fees	393,710
Administration fees	57,760
Service fees	11,999
Shareholder service fees	1,429
Distribution fees	7,039
Due to custodian	17,900
Accrued expense and other liabilities	389,144
Total liabilities	12,119,048
Net assets	$611,093,304
Net assets consist of:
Paid-in capital	$505,668,582
Accumulated Gain (Loss)	105,424,722
Net assets	$611,093,304

(a)	Cost of investments:	$511,527,248
(b)	Cost of repurchase agreements:	$4,156,082
(c)	Cost of other short-term investments:	$22,807,913
(d)	Securities on loan with market value of:	$1,794,007
(e)	Cost of foreign currency:	$258,009
(f)	Premiums on written options:	$4,836,972
(g)	Proceeds from securities sold short:	$1,776,110

The accompanying notes are an integral part of the consolidated financial statements.

47

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)
Consolidated Statement of Assets and Liabilities September 30, 2020

Class I shares:
Net assets	$576,458,522
Shares outstanding (a)	47,690,277
Net asset value, offering price and redemption price per share	$12.09
Class R5 shares:
Net assets	$3,751,474
Shares outstanding (a)	305,734
Net asset value, offering price and redemption price per share	$12.27
Service Class shares:
Net assets	$4,335,263
Shares outstanding (a)	359,213
Net asset value, offering price and redemption price per share	$12.07
Administrative Class shares:
Net assets	$7,653,851
Shares outstanding (a)	613,437
Net asset value, offering price and redemption price per share	$12.48
Class A shares:
Net assets	$2,422,768
Shares outstanding (a)	201,372
Net asset value, and redemption price per share	$12.03
Offering price per share (100/[100-maximum sales charge] of net asset value)	$12.73
Class R4 shares:
Net assets	$5,391,072
Shares outstanding (a)	452,859
Net asset value, offering price and redemption price per share	$11.90
Class R3 shares:
Net assets	$11,080,354
Shares outstanding (a)	935,910
Net asset value, offering price and redemption price per share	$11.84

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the consolidated financial statements.

48

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)
Consolidated Statement of Operations For the Year Ended September 30, 2020

Investment income (Note 2):
Dividends (a)	$6,804,692
Interest	3,864,688
Securities lending net income	49,463
Total investment income	10,718,843
Expenses (Note 3):
Investment advisory fees	4,529,974
Custody fees	580,245
Dividend expense on short sales	31,744
Audit fees	132,175
Legal fees	36,281
Proxy fees	1,222
Accounting & Administration fees	100,889
Shareholder reporting fees	56,970
Trustees’ fees	27,516
Registration and filing fees	98,659
Transfer agent fees	2,978
5,598,653
Administration fees:
Class R5	4,832
Service Class	6,082
Administrative Class	10,862
Class A	3,663
Class R4	12,814
Class R3	22,596
Distribution and Service fees:
Class A	6,104
Class R4	16,017
Class R3	56,490
Shareholder service fees:
Service Class	2,027
Administrative Class	10,862
Class A	3,663
Total expenses	5,754,665
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(916,636)
Class R5 fees reimbursed by adviser	(8,349)
Service Class fees reimbursed by adviser	(7,005)
Administrative Class fees reimbursed by adviser	(12,491)
Class A fees reimbursed by adviser	(4,174)
Class R4 fees reimbursed by adviser	(10,748)
Class R3 fees reimbursed by adviser	(19,531)
Net expenses:	4,775,731
Net investment income (loss)	5,943,112

The accompanying notes are an integral part of the consolidated financial statements.

49

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)
Consolidated Statement of Operations For the Year Ended September 30, 2020

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$18,456,034
Futures contracts	5,830,553
Written options	4,042,279
Equities sold short	420,596
Swap agreements	(437,465)
Foreign currency transactions	(571,161)
Forward contracts	(2,332,629)
Net realized gain (loss)	25,408,207
Net change in unrealized appreciation (depreciation) on:
Investment transactions	43,434,055 *
Futures contracts	(58,517)
Written options	670,744
Equities sold short	44,178
Swap agreements	(358,265)
Translation of assets and liabilities in foreign currencies	50,275
Forward contracts	756,157
Net change in unrealized appreciation (depreciation)	44,538,627
Net realized gain (loss) and change in unrealized appreciation (depreciation)	69,946,834
Net increase (decrease) in net assets resulting from operations	$75,889,946

(a)	Net of foreign withholding tax of:	$161,289
*	Net of net increase (decrease) in accrued foreign capital gains tax of:	$(76,905)

The accompanying notes are an integral part of the consolidated financial statements.

50

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)
Consolidated Statements of Changes in Net Assets

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,943,112	$8,864,405
Net realized gain (loss)	25,408,207	13,446,994
Net change in unrealized appreciation (depreciation)	44,538,627	(6,387,024)
Net increase (decrease) in net assets resulting from operations	75,889,946	15,924,375
Distributions to shareholders (Note 2):
Class I	(18,899,024)	(22,186,688)
Class R5	(133,929)	(198,646)
Service Class	(132,327)	(174,343)
Administrative Class	(223,624)	(304,003)
Class A	(76,010)	(106,693)
Class R4	(220,315)	(353,100)
Class R3	(358,928)	(473,178)
Total distributions	(20,044,157)	(23,796,651)
Net fund share transactions (Note 5):
Class I	(15,545,900)	9,288,362
Class R5	(1,617,989)	(1,733,214)
Service Class	2,272	(530,569)
Administrative Class	(474,785)	(1,077,760)
Class A	(327,309)	(1,231,204)
Class R4	(2,061,225)	(2,214,510)
Class R3	(411,253)	(3,322,506)
Increase (decrease) in net assets from fund share transactions	(20,436,189)	(821,401)
Total increase (decrease) in net assets	35,409,600	(8,693,677)
Net assets
Beginning of year	575,683,704	584,377,381
End of year	$611,093,304	$575,683,704

The accompanying notes are an integral part of the consolidated financial statements.

51

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)
Consolidated Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including short sale dividend and loan expense)[y]	Ratio of expenses to average daily net assets after expense waivers (including short sale dividend and loan expense)[j,y]	Ratio of expenses to average daily net assets after expense waivers (excluding short sale dividend and loan expense)[j]	Net investment income (loss) to average daily net assets (including short sale dividend and loan expense)
Class I
9/30/20	$11.00	$0.12	$1.37	$1.49	$(0.13)	$(0.27)	$(0.40)	$12.09	13.78%	$576,459	0.96%	0.80%	0.79%	1.05%
9/30/19	11.18	0.17	0.11	0.28	(0.12)	(0.34)	(0.46)	11.00	2.99%	539,538	0.93%	0.80%	0.79%	1.61%
9/30/18	11.17	0.17	0.12	0.29	(0.25)	(0.03)	(0.28)	11.18	2.61%	537,404	0.97%	0.79%	0.79%[z]	1.51%
9/30/17	10.16	0.14	0.97	1.11	(0.10)	—	(0.10)	11.17	10.99%	545,487	1.00%	0.81%	0.79%	1.33%
9/30/16	10.11	0.14	0.53	0.67	(0.08)	(0.54)	(0.62)	10.16	6.91%	519,733	0.97%	0.80%	0.79%	1.39%
Class R5
9/30/20	$11.16	$0.10	$1.39	$1.49	$(0.11)	$(0.27)	$(0.38)	$12.27	13.63%	$3,751	1.07%	0.89%	0.88%	0.91%
9/30/19	11.33	0.16	0.12	0.28	(0.11)	(0.34)	(0.45)	11.16	2.89%	4,637	1.03%	0.90%	0.89%	1.50%
9/30/18	11.31	0.16	0.13	0.29	(0.24)	(0.03)	(0.27)	11.33	2.57%	6,466	1.06%	0.89%	0.89%[z]	1.41%
9/30/17	10.29	0.13	0.98	1.11	(0.09)	—	(0.09)	11.31	10.83%	7,554	1.10%	0.91%	0.89%	1.23%
9/30/16	10.23	0.13	0.54	0.67	(0.07)	(0.54)	(0.61)	10.29	6.81%	7,390	1.07%	0.90%	0.89%	1.33%
Service Class
9/30/20	$10.98	$0.10	$1.36	$1.46	$(0.10)	$(0.27)	$(0.37)	$12.07	13.58%	$4,335	1.17%	1.00%	0.99%	0.86%
9/30/19	11.16	0.15	0.11	0.26	(0.10)	(0.34)	(0.44)	10.98	2.74%	3,965	1.13%	1.00%	0.99%	1.40%
9/30/18	11.14	0.13	0.15	0.28	(0.23)	(0.03)	(0.26)	11.16	2.50%	4,587	1.16%	0.99%	0.99%[z]	1.20%
9/30/17	10.14	0.12	0.95	1.07	(0.07)	—	(0.07)	11.14	10.66%	11,011	1.20%	1.01%	0.99%	1.12%
9/30/16	10.08	0.12	0.54	0.66	(0.06)	(0.54)	(0.60)	10.14	6.79%	11,890	1.17%	1.00%	0.99%	1.23%
Administrative Class
9/30/20	$11.34	$0.09	$1.41	$1.50	$(0.09)	$(0.27)	$(0.36)	$12.48	13.45%	$7,654	1.27%	1.10%	1.09%	0.75%
9/30/19	11.50	0.14	0.13	0.27	(0.09)	(0.34)	(0.43)	11.34	2.71%	7,466	1.23%	1.10%	1.09%	1.31%
9/30/18	11.48	0.14	0.13	0.27	(0.22)	(0.03)	(0.25)	11.50	2.32%	8,687	1.26%	1.09%	1.09%[z]	1.19%
9/30/17	10.44	0.11	0.99	1.10	(0.06)	—	(0.06)	11.48	10.59%	9,916	1.30%	1.11%	1.09%	1.03%
9/30/16	10.36	0.11	0.55	0.66	(0.04)	(0.54)	(0.58)	10.44	6.61%	9,991	1.27%	1.10%	1.09%	1.11%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	197%	174%	145%	153%	171%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
y	Short sale dividend and loan expense incurred as a result of entering into short sales is included in the Fund’s net expenses in the Consolidated Statement of Operations.
z	Amount of short sale dividend and loan expense had no impact on the ratio of expenses to average daily net assets.

The accompanying notes are an integral part of the consolidated financial statements.

52

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including short sale dividend and loan expense)[y]	Ratio of expenses to average daily net assets after expense waivers (including short sale dividend and loan expense)[j,y]	Ratio of expenses to average daily net assets after expense waivers (excluding short sale dividend and loan expense)[j]	Net investment income (loss) to average daily net assets (including short sale dividend and loan expense)
Class A
9/30/20	$10.94	$0.06	$1.36	$1.42	$(0.06)	$(0.27)	$(0.33)	$12.03	13.22%	$2,423	1.52%	1.35%	1.34%	0.50%
9/30/19	11.10	0.11	0.12	0.23	(0.05)	(0.34)	(0.39)	10.94	2.42%	2,523	1.49%	1.35%	1.34%	1.04%
9/30/18	11.08	0.11	0.11	0.22	(0.17)	(0.03)	(0.20)	11.10	2.00%	3,836	1.52%	1.34%	1.34%[z]	0.96%
9/30/17	10.07	0.08	0.97	1.05	(0.04)	—	(0.04)	11.08	10.42%	3,873	1.55%	1.36%	1.34%	0.77%
9/30/16	10.01	0.09	0.52	0.61	(0.01)	(0.54)	(0.55)	10.07	6.26%	5,748	1.52%	1.35%	1.34%	0.87%
Class R4
9/30/20	$10.83	$0.07	$1.34	$1.41	$(0.07)	$(0.27)	$(0.34)	$11.90	13.22%	$5,391	1.41%	1.25%	1.24%	0.60%
9/30/19	11.00	0.12	0.12	0.24	(0.07)	(0.34)	(0.41)	10.83	2.57%	7,021	1.39%	1.25%	1.24%	1.17%
9/30/18	11.00	0.12	0.11	0.23	(0.20)	(0.03)	(0.23)	11.00	2.10%	9,324	1.41%	1.24%	1.24%[z]	1.05%
9/30/17	10.01	0.08	0.97	1.05	(0.06)	—	(0.06)	11.00	10.53%	10,527	1.45%	1.26%	1.24%	0.82%
9/30/16	9.99	0.11	0.51	0.62	(0.06)	(0.54)	(0.60)	10.01	6.46%	16,392	1.42%	1.25%	1.24%	1.10%
Class R3
9/30/20	$10.78	$0.04	$1.34	$1.38	$(0.05)	$(0.27)	$(0.32)	$11.84	12.99%	$11,080	1.67%	1.50%	1.49%	0.35%
9/30/19	10.95	0.10	0.11	0.21	(0.04)	(0.34)	(0.38)	10.78	2.31%	10,533	1.63%	1.50%	1.49%	0.92%
9/30/18	10.95	0.09	0.12	0.21	(0.18)	(0.03)	(0.21)	10.95	1.88%	14,074	1.67%	1.49%	1.49%[z]	0.82%
9/30/17	9.98	0.07	0.95	1.02	(0.05)	—	(0.05)	10.95	10.23%	14,001	1.70%	1.51%	1.49%	0.64%
9/30/16	9.98	0.08	0.52	0.60	(0.06)	(0.54)	(0.60)	9.98	6.16%	10,403	1.67%	1.50%	1.49%	0.83%

The accompanying notes are an integral part of the consolidated financial statements.

53

Notes to Consolidated Financial Statements

1.	The Fund

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The MassMutual Select BlackRock Global Allocation Fund (the “Fund”) is a series of the Trust.

Each share class of the Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Fund’s Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the consolidated financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Basis of Consolidation

The accompanying consolidated financial statements for the Fund include the accounts of MassMutual Select Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related investments consistent with the Fund’s investment objectives and policies as stated in its Prospectus and Statement of Additional Information. The Subsidiary allows the Fund to hold these commodity-related investments and still satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. As of September 30, 2020, the Fund’s net assets were $611,093,304, of which $18,874,841 or 3.09%, represents the Subsidiary’s net assets.

Investment Valuation

The net asset value of the Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, the Fund’s net asset value generally is not calculated and the Fund does not anticipate accepting buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities

54

Notes to Consolidated Financial Statements (Continued)

traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Fund’s Valuation Committee1 in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The Fund’s Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Fund’s Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Fund may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Fund does not price its shares. As a result, the values of the Fund’s portfolio securities may change on days when the prices of the Fund’s shares are not calculated. The prices of the Fund’s shares will reflect any such changes when the prices of the Fund’s shares are next calculated, which is the next business day. The Fund may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund’s investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Fund calculates its net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

1

The voting members of the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Trustees may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

55

Notes to Consolidated Financial Statements (Continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Fund’s subadviser utilizes one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date the Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Fund can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

56

Notes to Consolidated Financial Statements (Continued)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The following is the aggregate value by input level, as of September 30, 2020, for the Fund’s investments:

	Level 1	Level 2	Level 3		Total
Asset Investments
Common Stock*
Australia	$—	$369,112	$675,737	**	$1,044,849
Bermuda	637,900	287,625	—		925,525
Brazil	250,705	—	—		250,705
Canada	4,669,809	—	—		4,669,809
Cayman Islands	3,408,410	5,268,471	—		8,676,881
Chile	16,939	—	—		16,939
China	—	4,558,654	—		4,558,654
Denmark	—	746,360	—		746,360
Finland	—	1,806,526	—		1,806,526
France	—	14,185,180	—		14,185,180
Germany	616,639	12,114,037	—		12,730,676
Hong Kong	—	4,703,378	—		4,703,378
India	—	2,971,645	—		2,971,645
Indonesia	—	158,955	—		158,955
Ireland	99,301	—	—		99,301
Italy	—	9,737,937	—		9,737,937
Japan	—	13,309,087	—		13,309,087
Luxembourg	128,859	—	—		128,859
Mexico	28,578	—	—		28,578
Netherlands	2,414,745	16,803,397	—		19,218,142
Poland	—	6,407	—		6,407
Portugal	—	118,424	—		118,424
Republic of Korea	—	1,536,660	—		1,536,660
Singapore	—	1,574,519	—		1,574,519
South Africa	—	46,637	—		46,637
Spain	—	2,104,841	—		2,104,841
Sweden	—	4,577,383	—		4,577,383
Switzerland	1,241,939	7,347,576	—		8,589,515
Taiwan	—	6,759,330	—		6,759,330
Thailand	244,194	38,499	—		282,693
Turkey	—	22,445	—		22,445

57

Notes to Consolidated Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Asset Investments (Continued)
Common Stock* (Continued)
United Kingdom	$2,590,018	$5,302,535	$—	+**	$7,892,553
United States	246,499,170	773,256	19,446	**	247,291,872
Preferred Stock*
Brazil	109,406	—	—		109,406
Germany	—	9,334	—		9,334
United Kingdom	403,889	—	—		403,889
United States	2,104,648	994,066	2,254,444	**	5,353,158
Bank Loans	—	5,229,535	—		5,229,535
Corporate Debt	—	36,618,093	2,277,317	**	38,895,410
Non-U.S. Government Agency Obligations	—	5,214,211	—		5,214,211
Sovereign Debt Obligations	—	44,874,880	—		44,874,880
U.S. Government Agency Obligations and Instrumentalities	—	70,416	—		70,416
U.S. Treasury Obligations	—	60,877,187	—		60,877,187
Mutual Funds	38,831,520	—	—		38,831,520
Purchased Options	4,732,985	1,404,076	—		6,137,061
Short-Term Investments	—	27,017,183	—		27,017,183
Total Investments	$309,029,654	$299,537,857	$5,226,944		$613,794,455
Liability Investments
Equities Sold Short	$(960,585)	$(771,347)	$—		$(1,731,932)
Asset Derivatives
Forward Contracts	$—	$901,047	$—		$901,047
Futures Contracts	358,258	—	—		358,258
Swap Agreements	—	854,677	—		854,677
Total	$358,258	$1,755,724	$—		$2,113,982
Liability Derivatives
Forward Contracts	$—	$(820,221)	$—		$(820,221)
Futures Contracts	(798,094)	—	—		(798,094)
Swap Agreements	—	(1,437,647)	—		(1,437,647)
Written Options	(3,050,675)	(1,281,716)	—		(4,332,391)
Total	$(3,848,769)	$(3,539,584)	$—		$(7,388,353)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their respective foreign markets, as applicable.

**

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund. Level 3 investments at September 30, 2020 in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2020 is not presented.

+	Represents a security at $0 value as of September 30, 2020.

The assets and liabilities shown in the Consolidated Statement of Assets and Liabilities related to: collateral pledged for equities sold short, collateral pledged/held for open derivatives, and amounts due to custodian, approximate fair value, which would be categorized at Level 2, as of September 30, 2020.

The Fund had Level 3 transfers during the year ended September 30, 2020; however, none of the transfers individually or collectively had a material impact on the Fund.

58

Notes to Consolidated Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. The Fund may not be able to close out a derivative transaction at a favorable time or price.

At September 30, 2020, and during the year then ended, the Fund had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Asset Derivatives
Forward Contracts*	$—	$—	$901,047	$—	$901,047
Futures Contracts^^	—	14,275	—	343,983	358,258
Swap Agreements*	—	257,214	—	—	257,214
Swap Agreements^^,^^^	224,618	—	—	372,845	597,463
Purchased Options*,^^^	—	4,732,985	—	—	4,732,985
Purchased Options*	—	679,721	102,343	622,012	1,404,076
Total Value	$224,618	$5,684,195	$1,003,390	$1,338,840	$8,251,043
Liability Derivatives
Forward Contracts^	$—	$—	$(820,221)	$—	$(820,221)
Futures Contracts^^	—	(739,772)	—	(58,322)	(798,094)
Swap Agreements^^,^^^	(175,245)	—	—	(1,262,402)	(1,437,647)
Written Options^,^^^	—	(3,051,952)	—	—	(3,051,952)
Written Options^	—	(456,347)	(37,242)	(786,850)	(1,280,439)
Total Value	$(175,245)	$(4,248,071)	$(857,463)	$(2,107,574)	$(7,388,353)
Realized Gain (Loss)#
Forward Contracts	$—	$—	$(2,332,629)	$—	$(2,332,629)
Futures Contracts	—	1,800,404	—	4,030,149	5,830,553
Swap Agreements	(36,233)	(100,007)	—	(301,225)	(437,465)
Purchased Options	—	1,877,864	(852,050)	(910,450)	115,364
Written Options	—	2,537,162	700,243	804,874	4,042,279
Total Realized Gain (Loss)	$(36,233)	$6,115,423	$(2,484,436)	$3,623,348	$7,218,102
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$—	$756,157	$—	$756,157
Futures Contracts	—	(411,703)	—	353,186	(58,517)
Swap Agreements	328,704	163,235	—	(850,204)	(358,265)
Purchased Options	—	1,133,758	(148,250)	185	985,693
Written Options	—	316,255	184,004	170,485	670,744
Total Change in Appreciation (Depreciation)	$328,704	$1,201,545	$791,911	$(326,348)	$1,995,812

*	Consolidated Statement of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts or open swap agreements, at value, as applicable.
^	Consolidated Statement of Assets and Liabilities location: Payables for: open forward contracts, or written options outstanding, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in the Fund’s Consolidated Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Consolidated Statement of Assets and Liabilities.

^^^	Represents centrally cleared swaps or exchange-traded purchased and written options, which are not subject to a master netting agreement or similar agreement.

59

Notes to Consolidated Financial Statements (Continued)

#

Consolidated Statement of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, or forward contracts, as applicable.

##

Consolidated Statement of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, or forward contracts, as applicable.

For the year ended September 30, 2020, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

Number of Contracts, Notional Amounts, or Shares/Units†
Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions
974	$124,919,729	$90,687,003	95,506,108	$49,532,536	31,652,301	$87,275,285

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased swaptions and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2020.

The Consolidated Portfolio of Investments included in the Fund’s financial statements shows the assets or liabilities of the Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on the Fund’s derivatives exposure as of September 30, 2020. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) or similar agreement and net of the related collateral received by the Fund as of September 30, 2020.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Bank of America N.A.	$12,678	$(12,678)	$—	$—
Barclays Bank PLC	141,909	(141,909)	—	—
BNP Paribas SA	251,466	(211,956)	(39,510)	—
Citibank N.A.	316,727	(316,727)	—	—
Citigroup Global Markets Inc.	15,775	—	—	15,775
Credit Suisse International	78,181	(78,181)	—	—
Deutsche Bank AG	100,930	(359)	(80,000)	20,571
Goldman Sachs International	506,407	(188,404)	(270,000)	48,003
HSBC Bank PLC	67,203	(48,651)	—	18,552
JP Morgan Chase Bank N.A.	504,370	(352,382)	(30,000)	121,988
Morgan Stanley & Co. LLC	335,415	(156,208)	(179,207)	—
Nomura International PLC	80,449	(47,267)	(30,000)	3,182
Societe Generale	85,209	(85,209)	—	—
UBS AG	65,618	(11,657)	—	53,961
	$2,562,337	$(1,651,588)	$(628,717)	$282,032

60

Notes to Consolidated Financial Statements (Continued)

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA or similar agreement and net of the related collateral pledged by the Fund as of September 30, 2020.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Bank of America N.A.	$(48,556)	$12,678	$35,878	$—
Barclays Bank PLC	(304,788)	141,909	—	(162,879)
BNP Paribas SA	(211,956)	211,956	—	—
Citibank N.A.	(482,881)	316,727	—	(166,154)
Credit Suisse International	(78,411)	78,181	—	(230)
Deutsche Bank AG	(359)	359	—	—
Goldman Sachs International	(188,404)	188,404	—	—
HSBC Bank PLC	(48,651)	48,651	—	—
JP Morgan Chase Bank N.A.	(352,382)	352,382	—	—
Morgan Stanley & Co. LLC	(156,208)	156,208	—	—
Nomura International PLC	(47,267)	47,267	—	—
Societe Generale	(97,983)	85,209	—	(12,774)
State Street Bank and Trust Co.	(71,157)	—	—	(71,157)
UBS AG	(11,657)	11,657	—	—
	$(2,100,660)	$1,651,588	$35,878	$(413,194)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Consolidated Statement of Assets and Liabilities as some derivatives held by the counterparty are not covered within an MNA or similar agreement.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund during the year ended September 30, 2020, are discussed below.

Foreign Currency Exchange Transactions

The Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

The Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and the Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. The Fund may also buy and sell options on currencies. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If the Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a futures contract or forward contract with respect to that currency. For example, futures contracts are exchange-traded and typically have minimal exposure to counterparty risk and forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. The Fund may enter into foreign currency exchange transactions in order to hedge against

61

Notes to Consolidated Financial Statements (Continued)

changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce the Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever the Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If the Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that the Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

The Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Futures Contracts

The Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. The Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. The Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

62

Notes to Consolidated Financial Statements (Continued)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When the Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Total Return Swaps. The Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions). The Fund may also enter into contracts for difference, which are similar to total return swaps.

Credit Default Swaps. The Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If the Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. In the case of a credit default swap, the swap will become more or less valuable

63

Notes to Consolidated Financial Statements (Continued)

depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. The Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. The Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on the Fund’s Consolidated Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Fund’s Consolidated Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on the Fund’s Consolidated Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Consolidated Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Consolidated Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Consolidated Statement of Operations as realized gains and losses, respectively.

The Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

The Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. The Fund may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio of debt securities or the credit exposure of the portfolio.

64

Notes to Consolidated Financial Statements (Continued)

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. The Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When the Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security the Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security the Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. The Fund may not be able to close out a call option that it has previously written. The Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. The Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. The Fund may not be able to close out a put option that it has previously written.

When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. The Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. The Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. The Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by the Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

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Notes to Consolidated Financial Statements (Continued)

OTC Options. OTC options purchased or sold by the Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between the Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result the Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. The Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When the Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If the Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

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Notes to Consolidated Financial Statements (Continued)

Bank Loans

The Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. The Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. The Fund may also invest in loans through novations, assignments, and participation interests. In a novation, the Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When the Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If the Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, the Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At September 30, 2020, the Fund had no unfunded loan commitments.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, which could be unlimited, in cases where the Fund is unable for whatever reason to close out its short position; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

The Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the

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Notes to Consolidated Financial Statements (Continued)

unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although the Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in the Fund’s portfolio and increase the volatility of the Fund. If the Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Fund records on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Fund records a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Securities Lending

The Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Fund’s securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between the Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by the Fund to approved borrowers (each, a “Borrower”).

The Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) and/or securities (U.S. Treasury and Agency obligations) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. The Fund bears the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Fund may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Fund in the event of default by a Borrower with respect to a loan. The Fund receives compensation for lending its securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2020, the Fund’s collateral was equal to or greater than 100% of the market value of securities on loan.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Fund employs the Agent to implement its securities lending program and the Agent receives a fee from the Fund for its services. In addition, the Fund may be required to pay a rebate to the Borrower. Accordingly, the Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Fund in securities lending transactions during the year ended September 30, 2020, is reflected as securities lending income on the Consolidated Statement of Operations.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income, dividend expense and realized capital gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules

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Notes to Consolidated Financial Statements (Continued)

and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund determines the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Fund and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Fund, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets or another alternative method.

Foreign Securities

The Fund invests a significant amount of its assets in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is the Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Fund would not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, the Fund has not made any provision for federal income tax.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

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Notes to Consolidated Financial Statements (Continued)

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3. Advisory Fee and Other Transactions

Investment Advisory Fee and Investment Subadviser

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to the Fund. Under an investment advisory agreement between MML Advisers and the Trust on behalf of the Fund, MML Advisers is responsible for providing investment management services for the Fund. In return for these services, MML Advisers receives an advisory fee, based upon the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rate of 0.78% on the first $750 million; and 0.73% on any excess over $750 million.

MML Advisers has also entered into an investment subadvisory agreement with the unaffiliated investment subadviser, BlackRock Investment Management, LLC (“BlackRock”). MML Advisers pays a subadvisory fee to this subadviser based upon the average daily net assets of the Fund.

The Fund’s subadvisory fee is paid monthly by MML Advisers out of the advisory fee previously disclosed above.

BlackRock provides investment advisory services to the Subsidiary pursuant to an investment advisory agreement. The Subsidiary pays an advisory fee to BlackRock based upon the Subsidiary’s average daily net assets. The rate of this fee is equal to the subadvisory fee rate that MML Advisers pays BlackRock in respect to the Fund. The amount of the fee payable by MML Advisers to BlackRock in respect to the Fund for any period is reduced by the amount of the advisory fee payable by the Subsidiary to BlackRock for that period. Under the Fund’s investment advisory agreement, the amount of the advisory fee payable by the Fund to MML Advisers in respect to any period is also reduced by the amount of the advisory fee payable by the Subsidiary to BlackRock in respect to that period.

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of the Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Fund, at the following annual rates:

Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

The Subsidiary also pays certain other expenses, including administrative, accounting services, custodian, and transfer agent fees. In respect to certain (but not all) of these fees, the Fund has entered into offsetting arrangements with its service providers which result in a reduction of certain of the Fund’s expenses with respect to those assets held by the Subsidiary. Certain of these reductions are reflected within expenses waived on the Consolidated Statement of Operations.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of the Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of the Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments

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Notes to Consolidated Financial Statements (Continued)

compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to the Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

The Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of the Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Fund’s investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Fund separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Fund’s investors.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021 based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
0.79%	0.89%	0.99%	1.09%	1.34%	1.24%	1.49%

#	Acquired Fund Fees and Expenses are borne indirectly by the Fund through investments in other pooled investment vehicles.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Consolidated Statement of Operations.

Rebated Brokerage Commissions

The Fund has entered into agreements with certain brokers whereby the brokers will rebate to the Fund, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Fund and are included with realized gain or loss on investment transactions presented in the Consolidated Statement of Operations. For the year ended September 30, 2020, there were no brokerage commissions rebated under these agreements.

Deferred Compensation

Trustees of the Fund who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Fund’s books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Consolidated Statement of Assets and Liabilities.

Other

Certain officers and trustees of the Fund may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Fund.

The beneficial ownership of the Fund’s shares by affiliated parties at September 30, 2020, was 12.1%.

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Notes to Consolidated Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2020, were as follows:

Purchases		Sales
Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
$454,152,715	$556,145,672	$537,933,462	$481,881,284

5.	Capital Share Transactions

Changes in shares outstanding for the Fund were as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Class I
Sold	4,299,653	$47,495,492	4,360,626	$46,772,835
Issued as reinvestment of dividends	1,691,945	18,899,024	2,227,579	22,186,688
Redeemed	(7,365,245)	(81,940,416)	(5,607,359)	(59,671,161)
Net increase (decrease)	(1,373,647)	$(15,545,900)	980,846	$9,288,362
Class R5
Sold	187,845	$1,966,358	40,046	$438,605
Issued as reinvestment of dividends	11,800	133,929	19,648	198,646
Redeemed	(309,579)	(3,718,276)	(214,977)	(2,370,465)
Net increase (decrease)	(109,934)	$(1,617,989)	(155,283)	$(1,733,214)
Service Class
Sold	43,252	$475,206	25,804	$275,095
Issued as reinvestment of dividends	11,847	132,327	17,504	174,343
Redeemed	(57,000)	(605,261)	(93,389)	(980,007)
Net increase (decrease)	(1,901)	$2,272	(50,081)	$(530,569)
Administrative Class
Sold	65,451	$761,777	63,887	$710,622
Issued as reinvestment of dividends	19,345	223,624	29,544	304,003
Redeemed	(129,918)	(1,460,186)	(190,258)	(2,092,385)
Net increase (decrease)	(45,122)	$(474,785)	(96,827)	$(1,077,760)
Class A
Sold	18,014	$200,464	17,297	$183,645
Issued as reinvestment of dividends	6,805	76,010	10,723	106,693
Redeemed	(54,002)	(603,783)	(142,930)	(1,521,542)
Net increase (decrease)	(29,183)	$(327,309)	(114,910)	$(1,231,204)
Class R4
Sold	86,953	$957,934	220,393	$2,250,615
Issued as reinvestment of dividends	19,956	220,315	35,884	353,100
Redeemed	(302,500)	(3,239,474)	(455,247)	(4,818,225)
Net increase (decrease)	(195,591)	$(2,061,225)	(198,970)	$(2,214,510)

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Notes to Consolidated Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Class R3
Sold	321,579	$3,502,461	242,153	$2,515,546
Issued as reinvestment of dividends	32,630	358,928	48,234	473,178
Redeemed	(395,530)	(4,272,642)	(598,251)	(6,311,230)
Net increase (decrease)	(41,321)	$(411,253)	(307,864)	$(3,322,506)

Purchases of Class A shares are subject to a front-end sales charge of up to 5.50% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended September 30, 2020, no amounts have been retained by the Distributor.

Redemptions of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. For the year ended September 30, 2020, no amounts have been retained by the Distributor.

6.	Federal Income Tax Information

At September 30, 2020, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund, as computed on a federal income tax basis, were as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$539,285,656	$88,472,552	$(17,277,655)	$71,194,897

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2020, was as follows:

Ordinary Income	Long Term Capital Gain
$15,314,363	$4,729,794

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Notes to Consolidated Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2019, was as follows:

Ordinary Income	Long Term Capital Gain
$6,177,358	$17,619,293

Capital accounts within the consolidated financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2020, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At September 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
$19,106,792	$15,210,754	$(76,316)	$71,183,492

During the year ended September 30, 2020, the following amounts were reclassified due to permanent differences between book and tax accounting:

Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
$(2)	$(342,813)	$342,815

The Fund did not have any unrecognized tax benefits at September 30, 2020, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Consolidated Statement of Operations. During the year ended September 30, 2020, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

7.	Indemnifications

Under the Fund’s organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

74

Notes to Consolidated Financial Statements (Continued)

8.	New Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 is effective for the fiscal year ending September 30, 2020. Management has implemented the applicable changes, and they did not have a material impact on the Funds’ financial statements. In October 2020, ASU 2017-08 was amended by Accounting Standards Update 2020-08, Codification Improvements to Subtopic 310-20, Receivables—Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 requires entities to reevaluate whether callable debt securities fall within the scope of ASU 2017-08 at each reporting period. ASU 2020-08 also amends the relevant guidance to require premiums to be amortized to the “next call date” rather than the “earliest call date,” and further clarifies the definition of “next call date.” ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption of ASU 2020-08 is not permitted. Management is currently evaluating the impact, if any, of applying ASU 2020-08.

In March 2020, FASB issued Accounting Standards Update 2020-04 — Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

9.	Coronavirus (COVID-19) Pandemic

The global pandemic outbreak of the novel coronavirus known as COVID-19 has produced, and will likely continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, and global business disruption, and it may result in future significant adverse effects, such as exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession throughout the world. Such factors may have a significant adverse effect on the Fund’s performance and have the potential to impair the ability of the Fund’s investment adviser, subadvisers, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund.

75

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual Select BlackRock Global Allocation Fund:

Opinion on the Consolidated Financial Statements and Consolidated Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of MassMutual Select BlackRock Global Allocation Fund and subsidiary (the “Fund”), including the consolidated portfolio of investments, as of September 30, 2020, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
November 24, 2020

We have served as the auditor of one or more MassMutual investment companies since 1995.

76

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2003	Retired.	109

Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee	Since 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Chairman (2011-2016), Academy of Executive Education, LLC (a Massachusetts LLC).	109

Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2012	Retired.	109

Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Year of birth: 1946	Chairperson Trustee	Since 2016 Since 2003	Retired.	109

Director (2007-2018), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

77

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2012	Retired.	109

Director (2015-2018), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (2017-2018), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Year of birth: 1952	Trustee	Since 2009	Retired.	111^

Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa A. Hassara^^ Year of birth: 1962	Trustee	Since 2017	Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	109

Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

78

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^^ Year of birth: 1945	Trustee	Since 2003	Retired.	111^

Director (since 2018), Jefferies Financial Group Inc. (holding company); Director (2013-2018), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Year of birth: 1975	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	109
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (since 2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).

				109
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Head of Mutual Fund Administration (since 2018), Assistant Vice President (since 2015-2018), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	109

79

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).

				109
Douglas Steele Year of birth: 1975	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	109
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014-2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).

				109
Eric H. Wietsma Year of birth: 1966	President Vice President	Since 2008 2006- 2008	President (2013-2018, since 2019), Vice President (2018-2019), Director (since 2013), MML Advisers; Head of Workplace Operations (since 2018), Senior Vice President (since 2010-2018), MassMutual; President (since 2019), Vice President (2006-2019), MML Series Investment Fund (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	109

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^

Mr. Joyal is an Interested Person through his position as a director of Jefferies Financial Group Inc., which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

80

Federal Tax Information (Unaudited)

For corporate shareholders, 24.35% of the ordinary dividends paid during the Fund’s year ended September 30, 2020, qualified for the dividends received deduction.

Under Section 854(b)(2) of the Code, the Fund hereby designates the maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2020.

81

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund’s investment adviser and subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2020, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadviser (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreement (collectively, the “Contracts”) for the Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadviser provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Fund; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to the Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee, total expense, and performance information for the Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and the subadviser.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Fund, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Fund; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Fund; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Fund and the needs of the Fund for administrative and shareholder services.

The Committee then reviewed and considered the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against funds in its “category” and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding the Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Fund; and (ii) a wide range of information about the subadviser and its personnel with responsibility for providing services to the Fund and the fee payable to the subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning the Fund.

82

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for the Fund. (References to the one- and three-year period below are to periods ended December 31, 2019. The comparative expense information is that of the Fund’s “peer group” and the comparative performance information is that of the Fund’s “performance category.”)

The Committee considered that the Fund’s total net expense ratio was within the top forty percent of its peer group, and that the Fund had a net advisory fee below the median of its peers. The Committee determined on the basis of these factors that the Fund’s advisory fees, and the expenses of the Fund generally, were consistent with the continuation of its advisory agreement.

The Committee considered that the Fund had achieved three-year investment performance above the median of its performance category.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the Fund, including: (i) a description of MML Advisers’ revenues from the Fund (including advisory fee and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for the Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Fund and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Fund, and benefits accruing to the subadviser due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of the Fund and the subadvisory process; (ii) MML Advisers’ level of profitability from its relationship with the Fund was not excessive and the advisory fee payable under the advisory agreement and the Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadviser generally appear well suited to the Fund, given its investment objective and policies; (iv) the relative performance of the Fund (taking into account the investment strategy and risk profile of the Fund) is sufficient to warrant continuation of the Contracts for the Fund; and (v) the terms of the Contracts are fair and reasonable with respect to the Fund and are in the best interests of the Fund’s shareholders.

The Committee also considered the information presented and discussed regarding the existing advisory agreement for the Subsidiary.

83

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2020

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2020:

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2020.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Class I	$1,000	0.79%	$1,229.90	$4.40	$1,021.10	$3.99
Class R5	1,000	0.88%	1,229.50	4.90	1,020.60	4.45
Service Class	1,000	0.99%	1,229.10	5.52	1,020.10	5.00
Administrative Class	1,000	1.09%	1,228.30	6.07	1,019.60	5.50
Class A	1,000	1.34%	1,226.30	7.46	1,018.30	6.76
Class R4	1,000	1.24%	1,226.80	6.90	1,018.80	6.26
Class R3	1,000	1.49%	1,225.70	8.29	1,017.60	7.52

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2020, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 366 days in the year, unless stated otherwise.

84

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Underwriter:
MML Distributors, LLC
100 Bright Meadow Blvd.
Enfield, Connecticut 06082-1981

©2020 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-50203-00

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds Series of the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

Important Notice: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (or from your financial intermediary, such as a broker-dealer, bank, or retirement plan recordkeeper). Instead, the reports will be made available on the Fund’s website (http://www.massmutual.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you would like to receive shareholder reports and other communications electronically from the Fund and are either a direct investor in the Fund or MassMutual serves as your retirement plan recordkeeper, please call (800) 767-1000 extension 43012 or send your request to enroll to RSProspectusFulfillment@massmutual.com. If you have invested in the Fund through another financial intermediary (such as a broker-dealer, bank, or retirement plan recordkeeper), you can request electronic delivery by contacting that financial intermediary. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest directly with the MassMutual Funds or MassMutual serves as your retirement plan recordkeeper, you can call (800) 767-1000 extension 43012 or send an email request to RSProspectusFulfillment@massmutual.com to inform the Funds or MassMutual that you wish to continue receiving paper copies of your shareholder reports. If you invest through a financial intermediary other than MassMutual, you can contact that financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

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MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“We encourage you to maintain perspective when it comes to retirement investing, despite short-term changes in the markets or day-to-day events that may seem unsettling. MassMutual’s view is that changing market conditions have the potential to reward patient investors.”

September 30, 2020

The return of market volatility challenges retirement investors

I am pleased to present you with the MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds Annual Report, covering the year ended September 30, 2020 (the “fiscal year”). U.S. stocks and international stocks both experienced gains in the fiscal year despite the global economic recession brought on by the COVID-19 crisis. A swift response to the pandemic by the Federal Reserve Board and Congress delivered unprecedented monetary and fiscal stimulus to support the U.S. economy and financial markets. The global response was similar in speed and magnitude. U.S. bond investors enjoyed positive returns in a falling yield environment, fueled by lower economic growth expectations, interest rate decreases, and supportive central bank policy.

The return of volatility and the reality of market sell-offs can test an investor’s mettle, but also serve to remind investors that market conditions are cyclical and subject to change anytime. In MassMutual’s view, the market environment that ensued from the pandemic (with stocks largely selling off and then, for the most part, recovering) underscores the importance of maintaining a long-term perspective and avoiding reacting to current events. That’s why we continue to believe that retirement investors should create and maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with market volatility.

Suggestions for retirement investors under any market conditions

●

You are likely in it for the long run. Investing for retirement doesn’t happen overnight. Most people save and invest for retirement throughout their working years. Although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward your retirement income goals.

●

Keep contributing. While it’s impossible to control how your investments perform, you can control how often and how much you save. Saving as much as possible and increasing your contributions regularly is one way smart retirement investors can help boost their retirement savings, regardless of the investment environment.*

●

Invest continually. Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Individuals who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions. This has the potential to put them at an advantage when the markets turn around.

●

Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. Those broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.*

* Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – President’s Letter to Shareholders (Unaudited) (Continued)

If you work with a financial professional, you may wish to consider checking in with him or her to help you determine if:

●	you are saving enough for retirement;

●	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

●	you are taking the right steps to help reduce your longevity risk, which is the chance that you could “run out” of retirement savings during your lifetime.

We live mutual, every day

MassMutual believes that humanity brings out the best in one another. That’s why, for nearly 170 years, through ups and downs and good times and bad, we have continually believed that we are stronger when we rely on one another. That’s also why we encourage you to maintain perspective when it comes to retirement investing, despite short-term changes in the markets or day-to-day events that may seem unsettling. MassMutual’s view is that changing market conditions have the potential to reward patient investors. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma
President

© 2020 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com Underwriter: MML Distributors, LLC (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 100 Bright Meadow Blvd., Enfield, CT 06082. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 10/1/20 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

2

MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Economic and Market Overview (Unaudited)

September 30, 2020

Market Highlights

●	For the reporting period from October 1, 2019 through September 30, 2020, U.S. stocks were up over 15%, despite the global economic recession brought on by the COVID-19 crisis.

●

The first quarter of 2020 was one of the most difficult quarters on record for the markets. COVID-19 fears turned to reality as “social distancing,” shuttered businesses, and the associated lost economic activity became the new norm.

●

A swift response to the pandemic by the Federal Reserve Board and Congress delivered unprecedented monetary and fiscal stimulus to support the U.S. economy and financial markets. The global response was similar in speed and magnitude.

●

Foreign stocks in developed markets and emerging markets also experienced gains in the fiscal year, aided by increasing economic activity in the second half of the year and the weakening of the U.S. dollar.

●	U.S. bond investors enjoyed positive returns in a falling yield environment, fueled by lower economic growth expectations, interest rate decreases, and supportive central bank policy.

Market Environment

Global stock investors experienced significant levels of volatility for the fiscal year beginning October 1, 2019. U.S. stocks rose steadily until mid-February 2020, when the severity of the COVID-19 crisis was becoming apparent with rising case counts, hospitalizations, and deaths. Investor sentiment quickly turned negative, with March 2020 marking the end of the 11-year bull market. The S&P 500® Index* fell 34% from its February high to its March low, as the reality that the COVID-19 crisis had stalled the global economy and the imminence of a recession became evident.

Investors started the second quarter of 2020 facing increasing COVID-19 deaths, record unemployment levels, and expectations for an unprecedented decline in economic activity. Despite this, global markets ultimately recorded one of their best quarters ever. Investors responded positively to the massive amounts of monetary and fiscal stimulus. In addition, progress in combating COVID-19 and increasing economic activity, with the transition back to work for many, fueled the market turnaround. Central banks supported bond market liquidity and kept interest rates low through government and corporate bond purchases. Better-than-expected second quarter corporate earnings, a strong rebound in housing demand, and progress on COVID-19 therapeutics and vaccine research helped to tamp down investor concerns and drove many stocks, especially in the information technology sector, to new highs in the third quarter of 2020.

Global political tensions lessened significantly in the fiscal year, reducing market volatility up until the COVID-19 crisis emerged. In December 2019, a phase one trade agreement was reached between the U.S. and China. In the agreement, the U.S. agreed to roll back tariffs and China agreed to increase intellectual property protections, increase agricultural purchases, and open its markets to more U.S. firms. Similarly, the U.S., Mexico, and Canada reached a new trade agreement that opened up Mexico and Canada to more exports and strengthened intellectual property protection. In Europe, a Brexit agreement was reached in December 2019 that resulted in Britain’s departure from the European Union on January 31, 2020, and allowed investors to set aside concerns regarding European Union stability for the time being.

The broad market S&P 500 delivered a strong 15.15% return for the fiscal year. The Dow Jones Industrial AverageSM was also up a respectable 5.70%. The technology-heavy NASDAQ Composite Index was one of the biggest winners, up 40.96% for the fiscal year. Small- and mid-cap stocks underperformed their larger peers, as small caps barely broke even – while growth stocks outperformed their value counterparts by over 40% during the period.

Seven of 11 sectors delivered positive returns for the fiscal year, led by information technology, consumer discretionary, health care, and communication services, which all enjoyed double-digit growth and beat the S&P 500. The energy sector was the worst performer for the fiscal year, down over 45%. The financial, real estate, and utilities sectors also ended in negative territory.

* Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

3

MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Economic and Market Overview (Unaudited) (Continued)

Developed international markets, as measured by the MSCI EAFE® Index, significantly trailed their domestic peers, ending the fiscal year barely in positive territory, up 0.49%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, fared significantly better, ending up 10.54% for the period. Developed international and emerging-market stocks benefited from increasing economic activity in the second half of the fiscal year and the weakening U.S. dollar.

Bond yields fell sharply during the fiscal year, with the 10-year U.S. Treasury bond yield falling from a high of 1.94% in October 2019 to a low of 0.69% at the close of the period. Falling yields generally produce rising bond prices; consequently, bond index returns benefited. The Bloomberg Barclays U.S. Aggregate Bond Index ended the period up 6.98%. Investment-grade corporate bonds also advanced. The Bloomberg Barclays U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the period with a 7.90% gain. The Bloomberg Barclays U.S. Corporate High Yield Bond Index also ended in positive territory, advancing 3.25%, despite rising corporate bankruptcies.

Review and maintain your strategy

MassMutual is committed to helping people secure their long-term future and protect the ones they love. While the return of volatility and the reality of market sell-offs can test an investor’s mettle, we’d like to remind you as a retirement investor that it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly with little or no notice. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals. Thank you for your confidence in MassMutual.

© 2020 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 100 Bright Meadow Blvd., Enfield, CT 06082. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 10/1/20 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

4

MassMutual Select Target Allocation Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual Select Target Allocation Series, formerly known as the MassMutual RetireSMARTSM (risk-based) Series, and who is the Series’ investment adviser?

The MassMutual (“MM”) Select Target Allocation Series (the “Series”) comprises four Funds – each of which has a “fund of funds” structure. The four Funds are MM Select 20/80 Allocation Fund, formerly known as MM RetireSMART Conservative Fund; MM Select 40/60 Allocation Fund, formerly known as MM RetireSMART Moderate Fund; MM Select 60/40 Allocation Fund, formerly known as MM RetireSMART Moderate Growth Fund; and MM Select 80/20 Allocation Fund, formerly known as MM RetireSMART Growth Fund. All Funds in the Series seek to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Funds’ stated asset allocation.

Each Fund seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy. Underlying Funds will include a combination of MassMutual Select Funds and MassMutual Premier Funds (advised by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual)), and may also include Barings Funds (advised by Barings LLC (Barings), a wholly-owned, indirect subsidiary of MassMutual) and other, non-affiliated mutual funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments. The Series’ investment adviser is MML Advisers.

Each Fund’s assets are allocated among its Underlying Funds according to an asset allocation strategy, as follows:

●	MM Select 20/80 Allocation Fund: The Fund typically invests approximately 20% of its assets in equity and similar funds and approximately 80% in fixed income funds, including money market funds.

●	MM Select 40/60 Allocation Fund: The Fund typically invests approximately 40% of its assets in equity and similar funds and approximately 60% in fixed income funds, including money market funds.

●	MM Select 60/40 Allocation Fund: The Fund typically invests approximately 60% of its assets in equity and similar funds and approximately 40% in fixed income funds, including money market funds.

●	MM Select 80/20 Allocation Fund: The Fund typically invests approximately 80% of its assets in equity and similar funds and approximately 20% in fixed income funds, including money market funds.

How did each Fund perform during the 12 months ended September 30, 2020?

The return of each Fund’s Class R5 shares is shown below in comparison to the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS); and the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

	Fund’s Class R5 Shares Return	Lipper Balanced Fund Index Return	Bloomberg Barclays U.S. Aggregate Bond Index Return	S&P 500 Index Return
MM Select 20/80 Allocation Fund	6.89%	8.99%	6.98%*	15.15%
MM Select 40/60 Allocation Fund	9.12%	8.99%	6.98%	15.15%*
MM Select 60/40 Allocation Fund	8.93%	8.99%	6.98%	15.15%*
MM Select 80/20 Allocation Fund	9.71%	8.99%	6.98%	15.15%*

*	Benchmark return

For the year ended September 30, 2020, all of the MM Select Target Allocation Series, with the exception of the MM Select 20/80 Allocation Fund, outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. Similarly, the MM Select 20/80 Allocation Fund trailed the Lipper Balanced Fund Index, whereas the other three Funds outperformed. Finally, all of the Funds underperformed the S&P 500 Index by a substantial margin.

5

MassMutual Select Target Allocation Funds – Portfolio Manager Report (Unaudited) (Continued)

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

Global equity investors experienced significant levels of volatility during the fiscal year ending September 30, 2020 as the world economy shifted into a COVID-19 induced recession. Despite the heightened volatility, unprecedented levels of monetary and fiscal stimulus along with progress in combating COVID-19 helped global equities end the period ahead of global fixed income. As a result, the Funds’ allocation to equities versus fixed income was a significant performance driver during the reporting period. Allocations within markets made a difference, as U.S. equities outperformed international developed- and emerging-market equities by a wide margin, and U.S. large-cap equities outperformed their small-cap equity counterparts. Global equities also outperformed real estate investment trusts (REITs) and longer-duration bonds outperformed shorter-duration bonds. Duration is a measure of a fixed income investment’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.

Throughout the fiscal year, the Funds maintained a neutral position to target weights between stocks and bonds, which had little impact on performance. The Funds’ positions in U.S. REITs and U.S. high-yield bonds detracted from performance, while a position in long-term U.S. Treasuries contributed to returns. Those Funds with higher equity allocations – the MM Select 80/20 Allocation Fund, MM Select 60/40 Allocation Fund, and MM Select 40/60 Allocation Fund – outperformed their counterpart with higher fixed income allocations, the MM Select 20/80 Allocation Fund.

Fund management’s selection of underlying funds detracted from overall performance in the 12-month period ending September 30, 2020. Weak performance by the MassMutual Select Equity Opportunities Fund, MassMutual Select Overseas Fund, MassMutual Select Fundamental Value Fund, and MassMutual Premier Short-Duration Bond Fund were significant drivers of underperformance. Strong performance by the MM Select Equity Asset Fund, MassMutual Select Growth Opportunities Fund, and MassMutual Select Total Return Bond Fund helped overall performance.

There were some changes to the underlying funds during the year. The MassMutual Select Fundamental Growth Fund changed from Wellington Management Company LLP’s (Wellington) diversified growth strategy to Wellington’s focused mid-cap growth strategy and added Westfield Capital Management Company, L.P. (Westfield) as a subadviser. The MassMutual Premier International Equity Fund changed subadvisers from Invesco Advisers, Inc. (Invesco) to Wellington and Thompson, Siegel & Walmsley LLC (TSW).

Investment adviser outlook

MML Advisers believes the opportunity to take on an elevated level of equity risk has passed, with the equity markets rebounding strongly and valuations returning to their previously extended levels. MML Advisers believes that a combination of falling COVID-19 global case counts, unprecedented monetary and fiscal stimulus, and progress on therapeutics and vaccine research has convinced investors to stay invested in global equities. The prospect of lower financing costs, labor costs, energy costs, and levels of capital expenditures only adds to the “bull” case, in MML Advisers’ view. While uncertainty will always be present, MML Advisers opines that the economic and market impacts of the COVID-19 crisis are likely temporary. Looking ahead to 2021, MML Advisers will closely monitor how trends unfold as they manage the positioning of each Fund within the Series.

6

MassMutual Select Target Allocation Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select 20/80 Allocation Fund Asset Allocation (% of Net Assets) on 9/30/20
Fixed Income Funds	78.5%
Equity Funds	21.5%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

MassMutual Select 40/60 Allocation Fund Asset Allocation (% of Net Assets) on 9/30/20
Fixed Income Funds	57.2%
Equity Funds	42.9%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select 60/40 Allocation Fund Asset Allocation (% of Net Assets) on 9/30/20
Equity Funds	62.7%
Fixed Income Funds	37.4%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select 80/20 Allocation Fund Asset Allocation (% of Net Assets) on 9/30/20
Equity Funds	77.3%
Fixed Income Funds	22.8%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

7

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual RetireSMARTSM by JPMorgan (target date) Series, and who are the Series’ investment adviser and subadviser?

The MassMutual (“MM”) RetireSMART by JPMorgan (target date) Series (the “Series”) comprises 10 Funds – each of which has a “fund of funds” structure.

The 10 Funds are MM RetireSMART by JPMorgan In Retirement Fund, MM RetireSMART by JPMorgan 2020 Fund, MM RetireSMART by JPMorgan 2025 Fund, MM RetireSMART by JPMorgan 2030 Fund, MM RetireSMART by JPMorgan 2035 Fund, MM RetireSMART by JPMorgan 2040 Fund, MM RetireSMART by JPMorgan 2045 Fund, MM RetireSMART by JPMorgan 2050 Fund, MM RetireSMART by JPMorgan 2055 Fund, and MM RetireSMART by JPMorgan 2060 Fund.

MM RetireSMART by JPMorgan In Retirement Fund seeks current income and some capital appreciation.

MM RetireSMART by JPMorgan 2020/2025/2030/2035/2040/2045/2050/2055/2060 Funds each seeks total return through the Fund’s asset allocation, which is designed to become more conservative over time. As each Fund approaches and passes the target retirement date, the Fund’s objective will shift to seeking current income and some capital appreciation.

Each Fund seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year specified in the Fund’s name and likely to stop making new investments in the Fund at or around that time (or designed for investors who are retired or expect to retire soon for the MM RetireSMART by JPMorgan In Retirement Fund). Underlying Funds will include a combination of MassMutual Select Funds and MassMutual Premier Funds (advised by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual)), and J.P. Morgan Funds (advised by J.P. Morgan Investment Management Inc. (J.P. Morgan) or its affiliates), and may also include Barings Funds (advised by Barings LLC (Barings), a wholly-owned, indirect subsidiary of MassMutual) and other, non-affiliated mutual funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

Non-affiliated Underlying Funds in which the Funds may invest are typically passively managed funds that seek to track the performance of a particular market index, which may be broad-based or relate to a particular sector, market, region, or industry. Each Fund is advised by MML Advisers and subadvised by J.P. Morgan. J.P. Morgan has responsibility for determining each Fund’s strategic asset allocation and tactical asset allocation. MML Advisers has overall responsibility for each Fund and for implementing those allocations through the selection of, and allocations to, Underlying Funds. Most of the Funds’ assets will typically be invested in mutual funds advised by MML Advisers, J.P. Morgan, or their affiliates, including typically a 15% to 35% allocation to mutual funds advised or subadvised by J.P. Morgan or its affiliates.

Each Fund’s assets are allocated to the Underlying Funds according to an asset allocation strategy, as follows:

●

MM RetireSMART by JPMorgan In Retirement Fund: Assets are allocated among Underlying Funds according to an asset allocation strategy that emphasizes fixed income and money market funds, but also includes smaller allocations to equity and certain other funds. The Fund is designed for use as part of an overall investment strategy by an investor who is already in retirement or expects to retire soon.

●

MM RetireSMART by JPMorgan 2020/2025/2030/2035/2040/2045/2050/2055/2060 Funds: For each Fund, assets are allocated among Underlying Funds according to an asset allocation strategy that generally becomes increasingly conservative until it reaches its most conservative strategic target allocations by the end of its target retirement year. It is intended that each Fund’s strategic target allocations will approximate those of the MM RetireSMART by JPMorgan In Retirement Fund by the end of its target retirement year.

8

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

How did each Fund perform during the 12 months ended September 30, 2020?

The return of a representative class of each Fund is shown below in comparison to the return of each Fund’s respective S&P Target Date Index. For the year ended September 30, 2020, each of the Funds underperformed its respective S&P Target Date Index.

	Fund’s Service Class Shares Return	S&P Target Date Index* Return
MM RetireSMART by JPMorgan In Retirement Fund	5.13%	6.86%
MM RetireSMART by JPMorgan 2020 Fund	5.49%	6.98%
MM RetireSMART by JPMorgan 2025 Fund	5.76%	7.10%
MM RetireSMART by JPMorgan 2030 Fund	5.67%	7.14%
MM RetireSMART by JPMorgan 2035 Fund	5.60%	7.17%
MM RetireSMART by JPMorgan 2040 Fund	5.32%	7.16%
MM RetireSMART by JPMorgan 2045 Fund	5.15%	7.14%
MM RetireSMART by JPMorgan 2050 Fund	5.13%	7.14%
MM RetireSMART by JPMorgan 2055 Fund	5.15%	7.07%
	Fund’s Class I Shares Return
MM RetireSMART by JPMorgan 2060 Fund	5.39%	7.28%

*

The S&P Target Date Index for each Fund in the Series is as follows: MM RetireSMART by JPMorgan In Retirement Fund: S&P Target Date Retirement Income Index; MM RetireSMART by JPMorgan 2020 Fund: S&P Target Date 2020 Index; MM RetireSMART by JPMorgan 2025 Fund: S&P Target Date 2025 Index; MM RetireSMART by JPMorgan 2030 Fund: S&P Target Date 2030 Index; MM RetireSMART by JPMorgan 2035 Fund: S&P Target Date 2035 Index; MM RetireSMART by JPMorgan 2040 Fund: S&P Target Date 2040 Index; MM RetireSMART by JPMorgan 2045 Fund: S&P Target Date 2045 Index; MM RetireSMART by JPMorgan 2050 Fund: S&P Target Date 2050 Index; MM RetireSMART by JPMorgan 2055 Fund: S&P Target Date 2055 Index; and MM RetireSMART by JPMorgan 2060 Fund: S&P Target Date 2060+ Index.

S&P Target Date® Index Series:

The S&P Target Date Index Series consists of 12 multi-asset class indexes: the S&P Target Date Retirement Income Index and 11 date-specific indexes, corresponding to a specific target retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Discussion of factors that contributed to the Funds’ performance

By the end of 2019, the Funds were tactically neutral at the stock/bond level. Within equities, Fund management preferred the U.S. relative to the rest of the world. At the time, their view was that, although downside risks remained, those risks had moderated, while monetary policy globally remained supportive.

Entering 2020, Fund management’s macro outlook for the global economy remained constructive, and the Funds added to equities. By February, though the coronavirus had caused market volatility, Fund management expected second-quarter numbers to rebound on hopes that the interruption would be confined to a period of a few months. As such, the Funds maintained their overall equity overweight, relative to their respective benchmarks.

Entering March, the Funds neutralized their overall equity exposures across portfolios, as it became evident the coronavirus was spreading to developed countries. As the month drew to an end, the Funds shifted to an underweight stake in equities, and used the proceeds to take core fixed income to neutral, closing a prior underweight.

Throughout the second quarter of 2020, progress was made on the reopening of economies and a more positive virus outlook emerged, leading Fund management to increase the amount of risk in the Funds’ portfolios. By June, the Funds moved to an overweight stake in equity, adding to the overweight in U.S. small caps. Fund management shifted the Funds’ allocations in

9

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

emerging markets equity from neutral to overweight and in international developed equity from underweight to overweight. The Funds maintained both an underweight to real estate investment trusts (REITs) and an underweight to emerging markets debt, moving to an underweight in core fixed income as a funding source.

Entering the third quarter of 2020, the recovery continued as we entered a new, early-cycle phase. Fund management remained confident in a modest overweight to equity in the Funds’ portfolios, moving proceeds to emerging markets equity. With a continued negative view on emerging markets debt, Fund management initiated an overweight to high-yield and reduced exposure to core fixed income. In August, Fund management moved international developed equity allocations back to a neutral allocation, as virus resurgence in some parts of Europe negatively impacted their more cyclically oriented economies. Fund management put the proceeds into small-cap equity, on the belief that that market segment would be strongly supported by a rebound in the U.S. economy.

The Funds’ performance was impacted heavily by the magnitude of returns in the first quarter of 2020. The strategic asset allocation detracted from returns over the period. Within equities, relative to the S&P Target Date Indexes, having less exposure to U.S. large-cap equities detracted, as domestic equities meaningfully outpaced other developed markets, and to a lesser extent, emerging markets. Additionally, the Funds’ higher allocation to REITs relative to the S&P Target Date Indexes detracted. Within fixed income, Fund management’s more diversified approach – relative to the S&P Target Date Indexes – was a headwind, as U.S. core fixed income outperformed high-yield and emerging markets debt.

Tactical asset allocation overall detracted from relative performance, primarily driven by overall stock/bond positioning. Specifically, the Funds’ overweight equity allocation in February 2020 detracted. However, relative fixed income positioning proved additive.

Outlook

As global growth shifted to a more normal early-cycle pace, Fund management has continued to maintain a risk-on stance within the portfolios. Central banks looked to remain in easing mode for the foreseeable future, as earlier-than-expected pickup in capital expenditures reinforced near-term optimism about the industrial sector, and the U.S. labor market showed few signs of scarring. In Fund management’s view, China’s recovery appears to be on track, with monetary policy remaining accommodative. Fund management continues to maintain a “watch list” with the upcoming U.S. presidential election, continued U.S.-China tensions that appear here to stay, Brexit negotiation risk, and a U.S. fiscal package that, at the time of this writing, is still on pause. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s referendum to leave the European Union.)

At period-end, Fund management chose to maintain an overweight position in equities within the Funds’ portfolios, while adding meaningfully to high-yield (funded out of aggregate bonds). When focusing on the presidential election in early November, Fund management expects a point to come when they will consider neutralizing the Funds’ equity overweight, and look upon high-yield as a risk asset that has the potential to offer some downside protection through a time of potential volatility. Essentially, Fund management looks to take advantage of a normalized market environment to put money to work in the high-yield space – a position they expect they will have the potential to maintain for some time.

10

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual RetireSMART by JPMorgan In Retirement Fund Asset Allocation (% of Net Assets) on 9/30/20
Fixed Income Funds	65.7%
Equity Funds	34.4%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2020 Fund Asset Allocation (% of Net Assets) on 9/30/20
Fixed Income Funds	62.5%
Equity Funds	37.6%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2025 Fund Asset Allocation (% of Net Assets) on 9/30/20
Equity Funds	52.9%
Fixed Income Funds	47.2%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2030 Fund Asset Allocation (% of Net Assets) on 9/30/20
Equity Funds	65.3%
Fixed Income Funds	34.8%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2035 Fund Asset Allocation (% of Net Assets) on 9/30/20
Equity Funds	77.5%
Fixed Income Funds	22.6%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2040 Fund Asset Allocation (% of Net Assets) on 9/30/20
Equity Funds	86.4%
Fixed Income Funds	13.7%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2045 Fund Asset Allocation (% of Net Assets) on 9/30/20
Equity Funds	93.6%
Fixed Income Funds	6.5%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2050 Fund Asset Allocation (% of Net Assets) on 9/30/20
Equity Funds	93.6%
Fixed Income Funds	6.5%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

11

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual RetireSMART by JPMorgan 2055 Fund Asset Allocation (% of Net Assets) on 9/30/20
Equity Funds	93.6%
Fixed Income Funds	6.5%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2060 Fund Asset Allocation (% of Net Assets) on 9/30/20
Equity Funds	93.5%
Fixed Income Funds	6.5%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

12

MassMutual Select T. Rowe Price Retirement Balanced Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of the MassMutual Select T. Rowe Price Retirement Balanced Fund, and who is the Fund’s subadviser?

The Fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The Fund is a “fund of funds” and pursues its objective by investing in a diversified portfolio of other stock and bond series of both the MassMutual Select Funds and T. Rowe Price Funds that represent various asset classes and sectors (“Underlying Funds”). The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price). The Underlying Funds in which the Fund invests are predominantly either advised or subadvised by T. Rowe Price. The Fund is intended for retired investors who seek income and relative stability from bonds along with some capital appreciation potential from stocks. The Fund’s “neutral allocations,” which are what T. Rowe Price considers broadly appropriate for investors during their retirement years, are 40% stock funds and 60% bond funds. The allocations are referred to as “neutral allocations” because they do not reflect any tactical decisions made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its market outlook.

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class I shares returned 8.01%, outperforming the 6.86% return of the S&P Target Date Retirement Income Index (the “benchmark”), which provides varying levels of exposure to equities and fixed income.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Strong security selection within the Fund’s U.S. small-cap stock portfolio, most notably within the Fund’s allocation to U.S. small-cap growth stocks, helped to drive the Fund’s performance during the reporting period. Favorable security selection among the allocations to international developed value and core equities also bolstered relative results, as did U.S. large-cap value Fund holdings, as these allocations outperformed their respective style-specific benchmarks. Conversely, security selection among U.S. mid- and large-cap growth stocks weighed on relative returns.

Within fixed income, security selection among U.S. investment-grade debt was a notable detractor from the Fund’s performance. The Fund’s exposure to hedged nondollar bonds, the dynamic global bond strategy, and emerging-market bonds also detracted from relative returns, as these areas have trailed the Bloomberg Barclays U.S. Aggregate Bond Index. The inclusion of long-term U.S. Treasuries as a diversifying fixed income sector was, on the other hand, a notable contributor to relative results, as long-term Treasuries significantly outpaced the Bloomberg Barclays U.S. Aggregate Bond Index.

T. Rowe Price’s positioning choices between equities and fixed income benefited performance for the year ended September 30, 2020. In particular, T. Rowe Price added to equities during the downturn in global markets in the first quarter of 2020, which contributed to relative performance during the subsequent recovery.

Subadviser outlook

T. Rowe Price notes that aggressive monetary and fiscal stimulus measures in the U.S. and several other countries have helped fuel a rally that saw major indexes bounce back from March lows to new highs during the third quarter of 2020. T. Rowe Price believes that the course of the coronavirus pandemic and the outcome of upcoming U.S. presidential and congressional elections will have a significant impact on the path to a sustainable recovery. While T. Rowe Price can envision a scenario in which public health, geopolitical, and idiosyncratic risks abate – creating a favorable environment for growth and risk assets – T. Rowe Price is also cognizant of the potential for downside surprises among these myriad risks. On balance, T. Rowe Price expects that economic recovery will continue over the next 12 months, despite periodic volatility and, therefore, has sought opportunities to lean into risk in measured ways.

13

MassMutual Select T. Rowe Price Retirement Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Retirement Balanced Fund Asset Allocation (% of Net Assets) on 9/30/20
Fixed Income Funds	60.0%
Equity Funds	40.0%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

14

MassMutual Select T. Rowe Price (target-date) Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual Select T. Rowe Price (target date) Series, and who is the Series’ subadviser?

The MassMutual (“MM”) Select T. Rowe Price (target-date) Series (the “Series”) comprises 12 Funds – each of which has a “fund of funds” structure. The 12 Funds are MM Select T. Rowe Price Retirement 2005 Fund, MM Select T. Rowe Price Retirement 2010 Fund, MM Select T. Rowe Price Retirement 2015 Fund, MM Select T. Rowe Price Retirement 2020 Fund, MM Select T. Rowe Price Retirement 2025 Fund, MM Select T. Rowe Price Retirement 2030 Fund, MM Select T. Rowe Price Retirement 2035 Fund, MM Select T. Rowe Price Retirement 2040 Fund, MM Select T. Rowe Price Retirement 2045 Fund, MM Select T. Rowe Price Retirement 2050 Fund, MM Select T. Rowe Price Retirement 2055 Fund, and MM Select T. Rowe Price Retirement 2060 Fund. All Funds in the Series seek the highest total return over time consistent with an emphasis on both capital growth and income.

Each Fund pursues its investment objective by investing in a diversified portfolio of other stock and bond series of both the MassMutual Select Funds and T. Rowe Price Funds that represent various asset classes and sectors (“Underlying Funds”). Each Fund’s allocation between stock and bond funds will change over time in relation to its target retirement date. Each Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price). The Underlying Funds in which each Fund invests are predominantly either advised or subadvised by T. Rowe Price.

Each Fund is managed based on the specific retirement year (e.g., target date 2005) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would have retired or would plan to retire and likely stopped or would stop making new investments in the Fund. Each Fund is primarily designed for an investor who retired or anticipates retiring at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement.

Each Fund’s assets are allocated to the Underlying Funds according to an asset allocation strategy that becomes increasingly conservative, reaching approximately 55% allocation to stocks at the target date and continuing to decline until approximately 30 years after its target date, when its allocation to stocks and bonds will remain unchanged.

During the second quarter of 2020, each Fund began to shift its asset allocation strategy so that the overall allocation to stocks at 30 years past retirement will increase from 20% to 30%. The transition may take up to two years from the start of the transition to fully implement.

How did each Fund perform during the 12 months ended September 30, 2020?

The return of each Fund’s Class I shares is shown below in comparison to the return of each Fund’s respective S&P Target Date Index.

	Fund’s Class I Shares Return	S&P Target Date Index* Return
MM Select T. Rowe Price Retirement 2005 Fund	7.74%	6.86%
MM Select T. Rowe Price Retirement 2010 Fund	8.02%	7.28%
MM Select T. Rowe Price Retirement 2015 Fund	8.34%	7.14%
MM Select T. Rowe Price Retirement 2020 Fund	8.63%	6.98%
MM Select T. Rowe Price Retirement 2025 Fund	9.35%	7.10%
MM Select T. Rowe Price Retirement 2030 Fund	9.78%	7.14%
MM Select T. Rowe Price Retirement 2035 Fund	10.08%	7.17%
MM Select T. Rowe Price Retirement 2040 Fund	10.45%	7.16%
MM Select T. Rowe Price Retirement 2045 Fund	10.60%	7.14%
MM Select T. Rowe Price Retirement 2050 Fund	10.57%	7.14%
MM Select T. Rowe Price Retirement 2055 Fund	10.55%	7.07%
MM Select T. Rowe Price Retirement 2060 Fund	10.58%	7.28%

*

The S&P Target Date Index for each Fund in the Series is as follows: MM Select T. Rowe Price Retirement 2005 Fund: S&P Target Date Retirement Income Index; MM Select T. Rowe Price Retirement 2010 Fund: S&P Target Date 2010 Index; MM Select T. Rowe Price Retirement 2015 Fund: S&P Target Date 2015 Index; MM Select T. Rowe Price Retirement 2020 Fund: S&P Target Date 2020

15

MassMutual Select T. Rowe Price (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

Index; MM Select T. Rowe Price Retirement 2025 Fund: S&P Target Date 2025 Index; MM Select T. Rowe Price Retirement 2030 Fund: S&P Target Date 2030 Index; MM Select T. Rowe Price Retirement 2035 Fund: S&P Target Date 2035 Index; MM Select T. Rowe Price Retirement 2040 Fund: S&P Target Date 2040 Index; MM Select T. Rowe Price Retirement 2045 Fund: S&P Target Date 2045 Index; MM Select T. Rowe Price Retirement 2050 Fund: S&P Target Date 2050 Index; MM Select T. Rowe Price Retirement 2055 Fund: S&P Target Date 2055 Index; and MM Select T. Rowe Price Retirement 2060 Fund: S&P Target Date 2060+ Index.

For the year ended September 30, 2020, each of the MM Select T. Rowe Price Retirement (target-date) Funds outperformed its respective S&P Target Date Index. (S&P Target Date Indexes are defined in the following section.)

S&P Target Date® Index Series:

The S&P Target Date Index Series consists of 12 multi-asset class indexes: the S&P Target Date Retirement Income Index and 11 date-specific indexes, corresponding to a specific target retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Funds’ performance

Strong security selection within the Funds’ U.S. small-cap stock portfolio, most notably within the Funds’ allocation to U.S. small-cap growth stocks, helped to drive the Funds’ performance during the reporting period. Favorable security selection among the allocations to international developed value and core equities also bolstered relative results, as did U.S. large-cap value Fund holdings, as these allocations outperformed their respective style-specific benchmarks. The Funds’ overweight allocation to U.S. growth-oriented equities added value, as growth stocks outpaced value stocks across market capitalizations for the period. Conversely, security selection among U.S. mid- and large-cap growth stocks weighed on relative returns. The inclusion of real asset equities also detracted from relative performance, as the real assets sector trailed the blended equity benchmark. This negative impact was partly offset by an underweight tactical allocation to the real assets sector.

Within fixed income, security selection among U.S. investment-grade debt was a notable detractor from the Funds’ performance. The Funds’ exposure to hedged nondollar bonds, the dynamic global bond strategy, and emerging-market bonds also detracted from relative returns, as these areas have trailed the Bloomberg Barclays U.S. Aggregate Bond Index. The inclusion of long-term U.S. Treasuries as a diversifying fixed income sector was, on the other hand, a notable contributor to relative results, as long-term Treasuries significantly outpaced the Bloomberg Barclays U.S. Aggregate Bond Index.

Across the Funds, T. Rowe Price’s positioning choices between equities and fixed income benefited performance for the year ended September 30, 2020. In particular, T. Rowe Price added to equities during the downturn in global markets in the first quarter of 2020, which contributed to relative performance during the subsequent recovery.

Subadviser outlook

T. Rowe Price notes that aggressive monetary and fiscal stimulus measures in the U.S. and several other countries have helped fuel a rally that saw major indexes bounce back from March lows to new highs during the third quarter of 2020. T. Rowe Price believes that the course of the coronavirus pandemic and the outcome of upcoming U.S. presidential and congressional elections will have a significant impact on the path to a sustainable recovery. While T. Rowe Price can envision a scenario in which public health, geopolitical, and idiosyncratic risks abate – creating a favorable environment for growth and risk assets – T. Rowe Price is also cognizant of the potential for downside surprises among these myriad risks. On balance, T. Rowe Price expects that economic recovery will continue over the next 12 months, despite periodic volatility and, therefore, has sought opportunities to lean into risk in measured ways.

16

MassMutual Select T. Rowe Price (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Retirement 2005 Fund Asset Allocation (% of Net Assets) on 9/30/20
Fixed Income Funds	62.7%
Equity Funds	37.3%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2010 Fund Asset Allocation (% of Net Assets) on 9/30/20
Fixed Income Funds	57.4%
Equity Funds	42.6%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2015 Fund Asset Allocation (% of Net Assets) on 9/30/20
Fixed Income Funds	52.2%
Equity Funds	47.8%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2020 Fund Asset Allocation (% of Net Assets) on 9/30/20
Equity Funds	54.8%
Fixed Income Funds	45.3%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2025 Fund Asset Allocation (% of Net Assets) on 9/30/20
Equity Funds	64.5%
Fixed Income Funds	35.6%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2030 Fund Asset Allocation (% of Net Assets) on 9/30/20
Equity Funds	73.5%
Fixed Income Funds	26.6%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2035 Fund Asset Allocation (% of Net Assets) on 9/30/20
Equity Funds	80.7%
Fixed Income Funds	19.4%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2040 Fund Asset Allocation (% of Net Assets) on 9/30/20
Equity Funds	87.3%
Fixed Income Funds	12.8%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

17

MassMutual Select T. Rowe Price (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Retirement 2045 Fund Asset Allocation (% of Net Assets) on 9/30/20
Equity Funds	91.7%
Fixed Income Funds	8.4%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2050 Fund Asset Allocation (% of Net Assets) on 9/30/20
Equity Funds	91.7%
Fixed Income Funds	8.4%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2055 Fund Asset Allocation (% of Net Assets) on 9/30/20
Equity Funds	91.6%
Fixed Income Funds	8.5%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2060 Fund Asset Allocation (% of Net Assets) on 9/30/20
Equity Funds	91.6%
Fixed Income Funds	8.5%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

18

MassMutual Select 20/80 Allocation Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	Since Inception 06/20/2011	Since Inception 04/01/2014
Class I	04/01/2014	7.09%	5.84%		4.55%
Class R5	06/20/2011	6.89%	5.73%	4.96%
Service Class	06/20/2011	6.90%	5.64%	4.88%
Administrative Class	06/20/2011	6.72%	5.52%	4.78%
Class R4	04/01/2014	6.51%	5.34%		4.07%
Class A	06/20/2011	6.45%	5.27%	4.52%
Class A (sales load deducted)*	06/20/2011	0.60%	4.09%	3.88%
Class R3	04/01/2014	6.32%	5.12%		3.82%
Bloomberg Barclays U.S. Aggregate Bond Index#		6.98%	4.18%	3.70%	4.01%
S&P 500 Index		15.15%	14.15%	13.38%	11.67%
Lipper Balanced Fund Index+		8.99%	8.26%	7.22%	6.59%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

+ As of 7/01/2011

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

19

MassMutual Select 40/60 Allocation Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	Since Inception 06/20/2011	Since Inception 04/01/2014
Class I	04/01/2014	9.29%	7.80%		5.73%
Class R5	06/20/2011	9.12%	7.72%	6.69%
Service Class	06/20/2011	8.98%	7.58%	6.61%
Administrative Class	06/20/2011	8.94%	7.49%	6.51%
Class R4	04/01/2014	8.87%	7.34%		5.27%
Class A	06/20/2011	8.56%	7.21%	6.24%
Class A (sales load deducted)*	06/20/2011	2.59%	6.01%	5.59%
Class R3	04/01/2014	8.56%	7.07%		5.01%
S&P 500 Index#		15.15%	14.15%	13.38%	11.67%
Bloomberg Barclays U.S. Aggregate Bond Index		6.98%	4.18%	3.70%	4.01%
Lipper Balanced Fund Index+		8.99%	8.26%	7.22%	6.59%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

+ As of 7/01/2011

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

20

MassMutual Select 60/40 Allocation Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	Since Inception 06/20/2011	Since Inception 04/01/2014
Class I	04/01/2014	9.14%	9.14%		6.42%
Class R5	06/20/2011	8.93%	9.05%	7.88%
Service Class	06/20/2011	8.94%	8.92%	7.80%
Administrative Class	06/20/2011	8.78%	8.83%	7.70%
Class R4	04/01/2014	8.59%	8.67%		5.95%
Class A	06/20/2011	8.51%	8.55%	7.44%
Class A (sales load deducted)*	06/20/2011	2.54%	7.33%	6.79%
Class R3	04/01/2014	8.33%	8.38%		5.69%
S&P 500 Index#		15.15%	14.15%	13.38%	11.67%
Bloomberg Barclays U.S. Aggregate Bond Index		6.98%	4.18%	3.70%	4.01%
Lipper Balanced Fund Index+		8.99%	8.26%	7.22%	6.59%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

+ As of 7/01/2011

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

21

MassMutual Select 80/20 Allocation Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	Since Inception 06/20/2011	Since Inception 04/01/2014
Class I	04/01/2014	9.81%	9.83%		6.82%
Class R5	06/20/2011	9.71%	9.73%	8.53%
Service Class	06/20/2011	9.64%	9.62%	8.45%
Administrative Class	06/20/2011	9.49%	9.49%	8.33%
Class R4	04/01/2014	9.37%	9.34%		6.34%
Class A	06/20/2011	9.19%	9.23%	8.06%
Class A (sales load deducted)*	06/20/2011	3.19%	8.00%	7.41%
Class R3	04/01/2014	8.98%	9.05%		6.08%
S&P 500 Index#		15.15%	14.15%	13.38%	11.67%
Bloomberg Barclays U.S. Aggregate Bond Index		6.98%	4.18%	3.70%	4.01%
Lipper Balanced Fund Index+		8.99%	8.26%	7.22%	6.59%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

+ As of 7/01/2011

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

22

MassMutual RetireSMARTSM by JPMorgan In Retirement Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	5.27%	5.59%		4.23%
Class R5	04/01/2014	5.26%	5.50%		4.13%
Service Class	12/31/2003	5.13%	5.39%	4.99%
Administrative Class	12/31/2003	4.95%	5.29%	4.90%
Class R4	04/01/2014	4.90%	5.13%		3.77%
Class A	12/31/2003	4.74%	5.02%	4.60%
Class A (sales load deducted)*	12/31/2003	-1.02%	3.83%	4.01%
Class R3	12/31/2003	4.62%	4.87%	4.39%
S&P Target Date Retirement Income Index		6.86%	5.72%	5.25%	4.69%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

23

MassMutual RetireSMARTSM by JPMorgan 2020 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	5.74%	7.29%		5.26%
Class R5	04/01/2014	5.57%	7.18%		5.15%
Service Class	12/31/2003	5.49%	7.06%	7.07%
Administrative Class	12/31/2003	5.40%	6.95%	6.98%
Class R4	04/01/2014	5.23%	6.78%		4.77%
Class A	12/31/2003	5.10%	6.67%	6.67%
Class A (sales load deducted)*	12/31/2003	-0.68%	5.47%	6.07%
Class R3	12/31/2003	4.97%	6.51%	6.46%
S&P Target Date 2020 Index		6.98%	7.32%	7.20%	5.76%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

24

MassMutual RetireSMARTSM by JPMorgan 2025 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	6.02%	8.09%		5.75%
Class R5	04/01/2014	5.87%	8.02%		5.67%
Service Class	04/01/2010	5.76%	7.89%	7.74%
Administrative Class	04/01/2010	5.64%	7.79%	7.66%
Class R4	04/01/2014	5.49%	7.63%		5.28%
Class A	04/01/2010	5.46%	7.51%	7.35%
Class A (sales load deducted)*	04/01/2010	-0.34%	6.30%	6.74%
Class R3	04/01/2014	5.27%	7.36%		5.03%
S&P Target Date 2025 Index		7.10%	7.86%	7.73%	6.08%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

25

MassMutual RetireSMARTSM by JPMorgan 2030 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	5.91%	8.50%		5.97%
Class R5	04/01/2014	5.84%	8.36%		5.84%
Service Class	12/31/2003	5.67%	8.25%	8.01%
Administrative Class	12/31/2003	5.66%	8.17%	7.93%
Class R4	04/01/2014	5.42%	8.00%		5.47%
Class A	12/31/2003	5.34%	7.89%	7.60%
Class A (sales load deducted)*	12/31/2003	-0.45%	6.67%	6.99%
Class R3	12/31/2003	5.21%	7.72%	7.40%
S&P Target Date 2030 Index		7.14%	8.32%	8.18%	6.38%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

26

MassMutual RetireSMARTSM by JPMorgan 2035 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	5.75%	8.61%		6.00%
Class R5	04/01/2014	5.67%	8.48%		5.89%
Service Class	04/01/2010	5.60%	8.38%	8.14%
Administrative Class	04/01/2010	5.46%	8.27%	8.04%
Class R4	04/01/2014	5.30%	8.11%		5.54%
Class A	04/01/2010	5.26%	8.01%	7.74%
Class A (sales load deducted)*	04/01/2010	-0.53%	6.79%	7.13%
Class R3	04/01/2014	5.12%	7.85%		5.26%
S&P Target Date 2035 Index		7.17%	8.74%	8.58%	6.65%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

27

MassMutual RetireSMARTSM by JPMorgan 2040 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	5.59%	8.58%		5.98%
Class R5	04/01/2014	5.51%	8.49%		5.90%
Service Class	12/31/2003	5.32%	8.35%	8.15%
Administrative Class	12/31/2003	5.18%	8.24%	8.04%
Class R4	04/01/2014	5.04%	8.08%		5.50%
Class A	12/31/2003	5.03%	7.99%	7.74%
Class A (sales load deducted)*	12/31/2003	-0.74%	6.78%	7.13%
Class R3	12/31/2003	4.92%	7.83%	7.53%
S&P Target Date 2040 Index		7.16%	9.04%	8.85%	6.83%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

28

MassMutual RetireSMARTSM by JPMorgan 2045 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	5.41%	8.66%		6.02%
Class R5	04/01/2014	5.25%	8.53%		5.91%
Service Class	04/01/2010	5.15%	8.44%	8.40%
Administrative Class	04/01/2010	5.03%	8.32%	8.31%
Class R4	04/01/2014	4.89%	8.16%		5.54%
Class A	04/01/2010	4.79%	8.04%	8.00%
Class A (sales load deducted)*	04/01/2010	-0.97%	6.82%	7.39%
Class R3	04/01/2014	4.62%	7.88%		5.29%
S&P Target Date 2045 Index		7.14%	9.23%	9.03%	6.94%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

29

MassMutual RetireSMARTSM by JPMorgan 2050 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	5.29%	8.95%		6.20%
Class R5	04/01/2014	5.20%	8.85%		6.10%
Service Class	12/17/2007	5.13%	8.75%	8.51%
Administrative Class	12/17/2007	4.98%	8.65%	8.44%
Class R4	04/01/2014	4.78%	8.46%		5.74%
Class A	12/17/2007	4.81%	8.37%	8.12%
Class A (sales load deducted)*	12/17/2007	-0.95%	7.15%	7.51%
Class R3	12/17/2007	4.59%	8.23%	7.89%
S&P Target Date 2050 Index		7.14%	9.41%	9.18%	7.04%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

30

MassMutual RetireSMARTSM by JPMorgan 2055 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	Since Inception 09/17/2013	Since Inception 04/01/2014
Class I	04/01/2014	5.43%	9.03%		6.26%
Class R5	04/01/2014	5.34%	8.90%		6.14%
Service Class	09/17/2013	5.15%	8.80%	6.85%
Administrative Class	09/17/2013	5.13%	8.72%	6.75%
Class R4	04/01/2014	4.85%	8.55%		5.78%
Class A	09/17/2013	4.83%	8.43%	6.48%
Class A (sales load deducted)*	09/17/2013	-0.94%	7.21%	5.62%
Class R3	04/01/2014	4.69%	8.27%		5.53%
S&P Target Date 2055 Index		7.07%	9.50%	7.86%	7.09%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

31

MassMutual RetireSMARTSM by JPMorgan 2060 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	Since Inception 11/23/2015
Class I	11/23/2015	5.39%	7.89%
Class R5	11/23/2015	5.33%	7.77%
Service Class	11/23/2015	5.23%	7.67%
Administrative Class	11/23/2015	5.07%	7.56%
Class R4	11/23/2015	4.97%	7.41%
Class A	11/23/2015	4.89%	7.31%
Class A (sales load deducted)*	11/23/2015	-0.88%	6.07%
Class R3	11/23/2015	4.66%	7.15%
S&P Target Date 2060+ Index		7.28%	8.43%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

32

MassMutual Select T. Rowe Price Retirement Balanced Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	8.01%	5.59%
Class M5	02/16/2018	7.85%	5.46%
Class M4	02/16/2018	7.52%	5.16%
Class M3	02/16/2018	7.27%	4.92%
S&P Target Date Retirement Income Index		6.86%	5.50%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

33

MassMutual Select T. Rowe Price Retirement 2005 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	7.74%	5.69%
Class M5	02/16/2018	7.55%	5.50%
Class M4	02/16/2018	7.29%	5.25%
Class M3	02/16/2018	7.01%	4.97%
S&P Target Date Retirement Income Index		6.86%	5.50%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

34

MassMutual Select T. Rowe Price Retirement 2010 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	8.02%	5.77%
Class M5	02/16/2018	7.81%	5.61%
Class M4	02/16/2018	7.56%	5.34%
Class M3	02/16/2018	7.34%	5.10%
S&P Target Date 2010 Index		7.28%	5.61%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

35

MassMutual Select T. Rowe Price Retirement 2015 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	8.34%	5.80%
Class M5	02/16/2018	8.19%	5.66%
Class M4	02/16/2018	7.89%	5.38%
Class M3	02/16/2018	7.65%	5.12%
S&P Target Date 2015 Index		7.14%	5.52%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

36

MassMutual Select T. Rowe Price Retirement 2020 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	8.63%	5.84%
Class M5	02/16/2018	8.49%	5.68%
Class M4	02/16/2018	8.24%	5.43%
Class M3	02/16/2018	8.01%	5.17%
S&P Target Date 2020 Index		6.98%	5.40%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

37

MassMutual Select T. Rowe Price Retirement 2025 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	9.35%	5.99%
Class M5	02/16/2018	9.15%	5.82%
Class M4	02/16/2018	8.85%	5.56%
Class M3	02/16/2018	8.62%	5.30%
S&P Target Date 2025 Index		7.10%	5.31%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

38

MassMutual Select T. Rowe Price Retirement 2030 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	9.78%	6.03%
Class M5	02/16/2018	9.65%	5.88%
Class M4	02/16/2018	9.34%	5.62%
Class M3	02/16/2018	9.06%	5.35%
S&P Target Date 2030 Index		7.14%	5.17%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

39

MassMutual Select T. Rowe Price Retirement 2035 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	10.08%	6.02%
Class M5	02/16/2018	9.95%	5.88%
Class M4	02/16/2018	9.66%	5.60%
Class M3	02/16/2018	9.39%	5.35%
S&P Target Date 2035 Index		7.17%	5.00%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

40

MassMutual Select T. Rowe Price Retirement 2040 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	10.45%	6.06%
Class M5	02/16/2018	10.32%	5.90%
Class M4	02/16/2018	10.03%	5.64%
Class M3	02/16/2018	9.76%	5.38%
S&P Target Date 2040 Index		7.16%	4.89%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

41

MassMutual Select T. Rowe Price Retirement 2045 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	10.60%	6.04%
Class M5	02/16/2018	10.40%	5.89%
Class M4	02/16/2018	10.12%	5.61%
Class M3	02/16/2018	9.86%	5.36%
S&P Target Date 2045 Index		7.14%	4.79%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

42

MassMutual Select T. Rowe Price Retirement 2050 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	10.57%	6.04%
Class M5	02/16/2018	10.44%	5.89%
Class M4	02/16/2018	10.16%	5.62%
Class M3	02/16/2018	9.91%	5.36%
S&P Target Date 2050 Index		7.14%	4.72%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

43

MassMutual Select T. Rowe Price Retirement 2055 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	10.55%	6.02%
Class M5	02/16/2018	10.43%	5.87%
Class M4	02/16/2018	10.07%	5.59%
Class M3	02/16/2018	9.79%	5.33%
S&P Target Date 2055 Index		7.07%	4.67%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

44

MassMutual Select T. Rowe Price Retirement 2060 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	10.58%	6.01%
Class M5	02/16/2018	10.41%	5.86%
Class M4	02/16/2018	10.10%	5.61%
Class M3	02/16/2018	9.87%	5.35%
S&P Target Date 2060+ Index		7.28%	4.78%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

45

MassMutual Select 20/80 Allocation Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 21.5%
DFA Commodity Strategy Portfolio	455,138	$2,257,484
Invesco Real Estate Fund, Class R6	36,483	633,712
MassMutual Premier International Equity Fund, Class I (a)	59,635	780,026
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	68,273	903,247
MassMutual Select Blue Chip Growth Fund, Class I (a)	114,220	3,310,090
MassMutual Select Diversified Value Fund, Class I (a)	208,950	2,062,339
MassMutual Select Equity Opportunities Fund, Class I (a)	197,918	3,408,148
MassMutual Select Fundamental Value Fund, Class I (a)	313,427	2,356,970
MassMutual Select Growth Opportunities Fund, Class I (a)	112,090	1,184,788
MassMutual Select Mid Cap Growth Fund, Class I (a)	47,662	1,215,861
MassMutual Select Mid-Cap Value Fund, Class I (a)	154,533	1,736,952
MassMutual Select Overseas Fund, Class I (a)	312,951	2,500,479
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	12,996	213,390
MassMutual Select Small Cap Value Equity Fund, Class I (a)	68,706	599,116
MM Select Equity Asset Fund, Class I (a)	1,555,749	13,675,033
Vanguard Developed Markets Index Fund, Admiral Shares	282,431	3,711,149
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	32,941	1,181,582
Vanguard Mid-Cap Index Fund, Admiral Shares	9,697	2,116,303
Vanguard Small-Cap Index Fund, Admiral Shares	12,503	921,238
		44,767,907
Fixed Income Funds — 78.5%
Barings Global Floating Rate Fund, Class Y (a)	212,080	1,883,269
Invesco Oppenheimer International Bond Fund, Class R6	1,467,858	7,926,436
MassMutual Premier Core Bond Fund, Class I (a)	3,112,922	36,234,412
MassMutual Premier High Yield Fund, Class I (a)	201,975	1,743,048
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	561,250	6,398,256

	Number of Shares	Value
MassMutual Premier Short-Duration Bond Fund, Class I (a)	3,012,785	$30,399,001
MassMutual Select Strategic Bond Fund, Class I (a)	2,600,444	29,385,020
MassMutual Select Total Return Bond Fund, Class I (a)	3,106,186	33,546,813
Vanguard Long-Term Treasury Index Fund, Admiral Shares	10,530	352,323
Vanguard Total Bond Market Index Fund, Institutional Shares	1,322,654	15,369,239
		163,237,817

TOTAL MUTUAL FUNDS (Cost $195,738,516)		208,005,724

TOTAL LONG-TERM INVESTMENTS (Cost $195,738,516)		208,005,724

TOTAL INVESTMENTS — 100.0% (Cost $195,738,516) (b)		208,005,724

Other Assets/(Liabilities) — (0.0)%		(32,160)

NET ASSETS — 100.0%		$207,973,564

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

46

MassMutual Select 40/60 Allocation Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 42.9%
DFA Commodity Strategy Portfolio	431,928	$2,142,363
Invesco Real Estate Fund, Class R6	73,146	1,270,553
MassMutual Premier International Equity Fund, Class I (a)	154,763	2,024,306
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	157,139	2,078,954
MassMutual Select Blue Chip Growth Fund, Class I (a)	284,989	8,258,968
MassMutual Select Diversified Value Fund, Class I (a)	459,702	4,537,255
MassMutual Select Equity Opportunities Fund, Class I (a)	402,936	6,938,550
MassMutual Select Fundamental Value Fund, Class I (a)	683,913	5,143,029
MassMutual Select Growth Opportunities Fund, Class I (a)	247,823	2,619,491
MassMutual Select Mid Cap Growth Fund, Class I (a)	89,892	2,293,156
MassMutual Select Mid-Cap Value Fund, Class I (a)	296,455	3,332,154
MassMutual Select Overseas Fund, Class I (a)	773,894	6,183,415
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	32,647	536,067
MassMutual Select Small Cap Value Equity Fund, Class I (a)	186,815	1,629,027
MM Select Equity Asset Fund, Class I (a)	3,399,850	29,884,680
Vanguard Developed Markets Index Fund, Institutional Shares	606,169	7,971,117
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	71,507	2,564,970
Vanguard Mid-Cap Index Fund, Admiral Shares	21,001	4,583,337
Vanguard Small-Cap Index Fund, Admiral Shares	32,179	2,370,962
		96,362,354
Fixed Income Funds — 57.2%
Barings Global Floating Rate Fund, Class Y (a)	270,440	2,401,506
Invesco Oppenheimer International Bond Fund, Class R6	1,351,956	7,300,562
MassMutual Premier Core Bond Fund, Class I (a)	2,473,785	28,794,863
MassMutual Premier High Yield Fund, Class I (a)	257,879	2,225,495
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	404,655	4,613,062

	Number of Shares	Value
MassMutual Premier Short-Duration Bond Fund, Class I (a)	2,436,649	$24,585,785
MassMutual Select Strategic Bond Fund, Class I (a)	2,081,697	23,523,174
MassMutual Select Total Return Bond Fund, Class I (a)	2,330,819	25,172,843
Vanguard Long-Term Treasury Index Fund, Admiral Shares	11,276	377,294
Vanguard Total Bond Market Index Fund, Institutional Shares	839,415	9,753,998
		128,748,582

TOTAL MUTUAL FUNDS (Cost $213,257,233)		225,110,936

TOTAL LONG-TERM INVESTMENTS (Cost $213,257,233)		225,110,936

TOTAL INVESTMENTS — 100.1% (Cost $213,257,233) (b)		225,110,936

Other Assets/(Liabilities) — (0.1)%		(145,832)

NET ASSETS — 100.0%		$224,965,104

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

47

MassMutual Select 60/40 Allocation Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 62.7%
DFA Commodity Strategy Portfolio	348,575	$1,728,933
Invesco Real Estate Fund, Class R6	105,611	1,834,468
MassMutual Premier International Equity Fund, Class I (a)	256,911	3,360,395
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	269,413	3,564,333
MassMutual Select Blue Chip Growth Fund, Class I (a)	368,674	10,684,162
MassMutual Select Diversified Value Fund, Class I (a)	620,369	6,123,038
MassMutual Select Equity Opportunities Fund, Class I (a)	521,131	8,973,873
MassMutual Select Fundamental Value Fund, Class I (a)	789,992	5,940,741
MassMutual Select Growth Opportunities Fund, Class I (a)	333,320	3,523,188
MassMutual Select Mid Cap Growth Fund, Class I (a)	142,232	3,628,349
MassMutual Select Mid-Cap Value Fund, Class I (a)	362,296	4,072,207
MassMutual Select Overseas Fund, Class I (a)	990,100	7,910,902
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	65,038	1,067,928
MassMutual Select Small Cap Value Equity Fund, Class I (a)	316,174	2,757,039
MM Select Equity Asset Fund, Class I (a)	4,516,335	39,698,585
Vanguard Developed Markets Index Fund, Institutional Shares	822,263	10,812,759
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	116,454	4,177,214
Vanguard Mid-Cap Index Fund, Institutional Shares	129,197	6,228,572
Vanguard Small-Cap Index Fund, Admiral Shares	51,020	3,759,145
		129,845,831
Fixed Income Funds — 37.4%
Barings Global Floating Rate Fund, Class Y (a)	372,298	3,306,004
Invesco Oppenheimer International Bond Fund, Class R6	899,460	4,857,085
MassMutual Premier Core Bond Fund, Class I (a)	1,313,960	15,294,498
MassMutual Premier High Yield Fund, Class I (a)	420,280	3,627,019
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	211,105	2,406,591

	Number of Shares	Value
MassMutual Premier Short-Duration Bond Fund, Class I (a)	1,451,619	$14,646,831
MassMutual Select Strategic Bond Fund, Class I (a)	1,202,204	13,584,903
MassMutual Select Total Return Bond Fund, Class I (a)	1,239,214	13,383,507
Vanguard Long-Term Treasury Index Fund, Admiral Shares	12,372	413,965
Vanguard Total Bond Market Index Fund, Institutional Shares	521,661	6,061,696
		77,582,099

TOTAL MUTUAL FUNDS (Cost $196,486,861)		207,427,930

TOTAL LONG-TERM INVESTMENTS (Cost $196,486,861)		207,427,930

TOTAL INVESTMENTS — 100.1% (Cost $196,486,861) (b)		207,427,930

Other Assets/(Liabilities) — (0.1)%		(126,951)

NET ASSETS — 100.0%		$207,300,979

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

48

MassMutual Select 80/20 Allocation Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 77.3%
DFA Commodity Strategy Portfolio	203,467	$1,009,194
Invesco Real Estate Fund, Class R6	94,836	1,647,294
MassMutual Premier International Equity Fund, Class I (a)	180,831	2,365,263
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	216,555	2,865,023
MassMutual Select Blue Chip Growth Fund, Class I (a)	329,870	9,559,629
MassMutual Select Diversified Value Fund, Class I (a)	485,145	4,788,377
MassMutual Select Equity Opportunities Fund, Class I (a)	404,759	6,969,958
MassMutual Select Fundamental Value Fund, Class I (a)	645,499	4,854,155
MassMutual Select Growth Opportunities Fund, Class I (a)	261,359	2,762,566
MassMutual Select Mid Cap Growth Fund, Class I (a)	141,792	3,617,102
MassMutual Select Mid-Cap Value Fund, Class I (a)	299,387	3,365,107
MassMutual Select Overseas Fund, Class I (a)	859,814	6,869,915
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	65,674	1,078,368
MassMutual Select Small Cap Value Equity Fund, Class I (a)	253,556	2,211,005
MM Select Equity Asset Fund, Class I (a)	3,440,555	30,242,475
Vanguard Developed Markets Index Fund, Institutional Shares	633,218	8,326,811
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	89,703	3,217,660
Vanguard Mid-Cap Index Fund, Admiral Shares	21,865	4,771,788
Vanguard Small-Cap Index Fund, Admiral Shares	39,181	2,886,854
		103,408,544
Fixed Income Funds — 22.8%
Barings Global Floating Rate Fund, Class Y (a)	298,876	2,654,020
Invesco Oppenheimer International Bond Fund, Class R6	580,540	3,134,916
MassMutual Premier Core Bond Fund, Class I (a)	390,038	4,540,046
MassMutual Premier High Yield Fund, Class I (a)	357,835	3,088,113
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	66,161	754,234

	Number of Shares	Value
MassMutual Premier Short-Duration Bond Fund, Class I (a)	577,432	$5,826,293
MassMutual Select Strategic Bond Fund, Class I (a)	409,416	4,626,405
MassMutual Select Total Return Bond Fund, Class I (a)	346,324	3,740,299
Vanguard Long-Term Treasury Index Fund, Admiral Shares	5,921	198,128
Vanguard Total Bond Market Index Fund, Admiral Shares	159,594	1,854,481
		30,416,935

TOTAL MUTUAL FUNDS (Cost $127,703,522)		133,825,479

TOTAL LONG-TERM INVESTMENTS (Cost $127,703,522)		133,825,479

TOTAL INVESTMENTS — 100.1% (Cost $127,703,522) (b)		133,825,479

Other Assets/(Liabilities) — (0.1)%		(68,211)

NET ASSETS — 100.0%		$133,757,268

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

49

MassMutual RetireSMARTSM by JPMorgan In Retirement Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 34.4%
JPMorgan International Research Enhanced Equity Fund, Class R6	276,243	$4,613,256
JPMorgan Realty Income Fund, Class R6	92,398	1,149,435
MassMutual Premier International Equity Fund, Class I (a)	141,166	1,846,446
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	426,243	5,639,193
MassMutual Select Blue Chip Growth Fund, Class I (a)	97,868	2,836,220
MassMutual Select Diversified Value Fund, Class I (a)	315,616	3,115,132
MassMutual Select Equity Opportunities Fund, Class I (a)	263,222	4,532,676
MassMutual Select Fundamental Value Fund, Class I (a)	376,984	2,834,922
MassMutual Select Growth Opportunities Fund, Class I (a)	80,152	847,205
MassMutual Select Mid Cap Growth Fund, Class I (a)	52,093	1,328,901
MassMutual Select Mid-Cap Value Fund, Class I (a)	118,283	1,329,505
MassMutual Select Overseas Fund, Class I (a)	1,041,962	8,325,278
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	72,593	1,191,976
MassMutual Select Small Cap Value Equity Fund, Class I (a)	181,148	1,579,614
MM Select Equity Asset Fund, Class I (a)	1,611,333	14,163,621
Vanguard Developed Markets Index Fund, Admiral Shares	282,668	3,714,254
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	85,267	3,058,516
Vanguard Mid-Cap Index Fund, Admiral Shares	5,232	1,141,782
Vanguard Real Estate Index Fund, Admiral Shares	10,281	1,150,942
Vanguard Small-Cap Index Fund, Admiral Shares	16,194	1,193,208
		65,592,082
Fixed Income Funds — 65.7%
Barings Global Floating Rate Fund, Class Y (a)	269,870	2,396,443
JPMorgan Emerging Markets Debt Fund, Class R6	276,704	2,152,754
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	277,806	2,150,217
JPMorgan U.S. Government Money Market Fund, Class IM	9,522,775	9,522,775

	Number of Shares	Value
MassMutual Premier Core Bond Fund, Class I (a)	3,231,746	$37,617,527
MassMutual Premier High Yield Fund, Class I (a)	2,597,405	22,415,603
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	1,250,672	14,257,659
MassMutual Select Strategic Bond Fund, Class I (a)	1,121,084	12,668,244
MassMutual Select Total Return Bond Fund, Class I (a)	1,172,931	12,667,657
Vanguard Total Bond Market Index Fund, Institutional Shares	812,119	9,436,822
		125,285,701

TOTAL MUTUAL FUNDS (Cost $181,636,059)		190,877,783

TOTAL LONG-TERM INVESTMENTS (Cost $181,636,059)		190,877,783

TOTAL INVESTMENTS — 100.1% (Cost $181,636,059) (b)		190,877,783

Other Assets/(Liabilities) — (0.1)%		(243,474)

NET ASSETS — 100.0%		$190,634,309

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

50

MassMutual RetireSMARTSM by JPMorgan 2020 Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 37.6%
JPMorgan International Research Enhanced Equity Fund, Class R6	547,460	$9,142,582
JPMorgan Realty Income Fund, Class R6	193,509	2,407,255
MassMutual Premier International Equity Fund, Class I (a)	280,096	3,663,660
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	825,772	10,924,965
MassMutual Select Blue Chip Growth Fund, Class I (a)	193,222	5,599,567
MassMutual Select Diversified Value Fund, Class I (a)	626,289	6,181,476
MassMutual Select Equity Opportunities Fund, Class I (a)	522,135	8,991,157
MassMutual Select Fundamental Value Fund, Class I (a)	744,283	5,597,009
MassMutual Select Growth Opportunities Fund, Class I (a)	158,449	1,674,810
MassMutual Select Mid Cap Growth Fund, Class I (a)	103,240	2,633,641
MassMutual Select Mid-Cap Value Fund, Class I (a)	234,415	2,634,829
MassMutual Select Overseas Fund, Class I (a)	2,066,028	16,507,560
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	138,904	2,280,797
MassMutual Select Small Cap Value Equity Fund, Class I (a)	347,746	3,032,344
MM Select Equity Asset Fund, Class I (a)	3,184,723	27,993,713
Vanguard Developed Markets Index Fund, Institutional Shares	559,102	7,352,197
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	164,669	5,906,661
Vanguard Mid-Cap Index Fund, Admiral Shares	10,338	2,256,263
Vanguard Real Estate Index Fund, Admiral Shares	21,469	2,403,484
Vanguard Small-Cap Index Fund, Admiral Shares	30,975	2,282,204
		129,466,174
Fixed Income Funds — 62.5%
Barings Global Floating Rate Fund, Class Y (a)	389,809	3,461,506
JPMorgan Emerging Markets Debt Fund, Class R6	474,816	3,694,069
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	476,707	3,689,714
JPMorgan U.S. Government Money Market Fund, Class IM	13,773,738	13,773,738

	Number of Shares	Value
MassMutual Premier Core Bond Fund, Class I (a)	5,735,558	$66,761,897
MassMutual Premier High Yield Fund, Class I (a)	4,568,416	39,425,434
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	1,989,372	22,678,836
MassMutual Select Strategic Bond Fund, Class I (a)	1,988,339	22,468,233
MassMutual Select Total Return Bond Fund, Class I (a)	2,080,296	22,467,194
Vanguard Total Bond Market Index Fund, Institutional Shares	1,441,307	16,747,983
		215,168,604

TOTAL MUTUAL FUNDS (Cost $326,628,340)		344,634,778

TOTAL LONG-TERM INVESTMENTS (Cost $326,628,340)		344,634,778

TOTAL INVESTMENTS — 100.1% (Cost $326,628,340) (b)		344,634,778

Other Assets/(Liabilities) — (0.1)%		(270,791)

NET ASSETS — 100.0%		$344,363,987

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

51

MassMutual RetireSMARTSM by JPMorgan 2025 Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 52.9%
JPMorgan International Research Enhanced Equity Fund, Class R6	603,686	$10,081,563
JPMorgan Realty Income Fund, Class R6	246,175	3,062,420
MassMutual Premier International Equity Fund, Class I (a)	308,770	4,038,713
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	837,228	11,076,533
MassMutual Select Blue Chip Growth Fund, Class I (a)	210,844	6,110,252
MassMutual Select Diversified Value Fund, Class I (a)	681,778	6,729,152
MassMutual Select Equity Opportunities Fund, Class I (a)	568,125	9,783,114
MassMutual Select Fundamental Value Fund, Class I (a)	812,165	6,107,479
MassMutual Select Growth Opportunities Fund, Class I (a)	173,142	1,830,115
MassMutual Select Mid Cap Growth Fund, Class I (a)	112,860	2,879,070
MassMutual Select Mid-Cap Value Fund, Class I (a)	256,259	2,880,352
MassMutual Select Overseas Fund, Class I (a)	2,277,130	18,194,272
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	136,646	2,243,729
MassMutual Select Small Cap Value Equity Fund, Class I (a)	341,234	2,975,564
MM Select Equity Asset Fund, Class I (a)	3,476,058	30,554,550
Vanguard Developed Markets Index Fund, Institutional Shares	607,767	7,992,139
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	165,223	5,926,532
Vanguard Mid-Cap Index Fund, Admiral Shares	11,201	2,444,590
Vanguard Real Estate Index Fund, Admiral Shares	27,056	3,028,919
Vanguard Small-Cap Index Fund, Admiral Shares	30,093	2,217,261
		140,156,319
Fixed Income Funds — 47.2%
Barings Global Floating Rate Fund, Class Y (a)	222,702	1,977,592
JPMorgan Emerging Markets Debt Fund, Class R6	276,301	2,149,622
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	277,405	2,147,112
MassMutual Premier Core Bond Fund, Class I (a)	3,959,447	46,087,968

	Number of Shares	Value
MassMutual Premier High Yield Fund, Class I (a)	2,754,709	$23,773,138
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	556,028	6,338,717
MassMutual Select Strategic Bond Fund, Class I (a)	1,373,888	15,524,936
MassMutual Select Total Return Bond Fund, Class I (a)	1,437,428	15,524,224
Vanguard Total Bond Market Index Fund, Institutional Shares	983,216	11,424,966
		124,948,275

TOTAL MUTUAL FUNDS (Cost $251,826,381)		265,104,594

TOTAL LONG-TERM INVESTMENTS (Cost $251,826,381)		265,104,594

TOTAL INVESTMENTS — 100.1% (Cost $251,826,381) (b)		265,104,594

Other Assets/(Liabilities) — (0.1)%		(189,762)

NET ASSETS — 100.0%		$264,914,832

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

52

MassMutual RetireSMARTSM by JPMorgan 2030 Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 65.3%
JPMorgan International Research Enhanced Equity Fund, Class R6	1,093,563	$18,262,500
JPMorgan Realty Income Fund, Class R6	563,684	7,012,231
MassMutual Premier International Equity Fund, Class I (a)	665,013	8,698,376
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	1,734,616	22,948,971
MassMutual Select Blue Chip Growth Fund, Class I (a)	453,373	13,138,737
MassMutual Select Diversified Value Fund, Class I (a)	1,466,017	14,469,584
MassMutual Select Equity Opportunities Fund, Class I (a)	1,221,634	21,036,532
MassMutual Select Fundamental Value Fund, Class I (a)	1,746,373	13,132,722
MassMutual Select Growth Opportunities Fund, Class I (a)	372,298	3,935,189
MassMutual Select Mid Cap Growth Fund, Class I (a)	242,676	6,190,654
MassMutual Select Mid-Cap Value Fund, Class I (a)	551,018	6,193,438
MassMutual Select Overseas Fund, Class I (a)	5,337,694	42,648,172
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	278,659	4,575,581
MassMutual Select Small Cap Value Equity Fund, Class I (a)	697,132	6,078,990
MM Select Equity Asset Fund, Class I (a)	7,470,648	65,666,993
Vanguard Developed Markets Index Fund, Institutional Shares	1,320,416	17,363,472
Vanguard Emerging Markets Stock Index Fund, Institutional Shares	453,460	12,370,397
Vanguard Mid-Cap Index Fund, Admiral Shares	24,246	5,291,450
Vanguard Real Estate Index Fund, Institutional Shares	402,943	6,982,996
Vanguard Small-Cap Index Fund, Admiral Shares	61,812	4,554,285
		300,551,270
Fixed Income Funds — 34.8%
JPMorgan Emerging Markets Debt Fund, Class R6	339,050	2,637,806
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	340,401	2,634,706
MassMutual Premier Core Bond Fund, Class I (a)	5,335,669	62,107,192
MassMutual Premier High Yield Fund, Class I (a)	4,093,209	35,324,391

	Number of Shares	Value
MassMutual Select Strategic Bond Fund, Class I (a)	1,849,956	$20,904,502
MassMutual Select Total Return Bond Fund, Class I (a)	1,935,512	20,903,533
Vanguard Total Bond Market Index Fund, Institutional Shares	1,333,942	15,500,405
		160,012,535

TOTAL MUTUAL FUNDS (Cost $439,360,352)		460,563,805

TOTAL LONG-TERM INVESTMENTS (Cost $439,360,352)		460,563,805

TOTAL INVESTMENTS — 100.1% (Cost $439,360,352) (b)		460,563,805

Other Assets/(Liabilities) — (0.1)%		(332,777)

NET ASSETS — 100.0%		$460,231,028

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

53

MassMutual RetireSMARTSM by JPMorgan 2035 Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 77.5%
JPMorgan International Research Enhanced Equity Fund, Class R6	482,478	$8,057,386
JPMorgan Realty Income Fund, Class R6	263,703	3,280,469
MassMutual Premier International Equity Fund, Class I (a)	519,111	6,789,973
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	501,065	6,629,095
MassMutual Select Blue Chip Growth Fund, Class I (a)	355,443	10,300,728
MassMutual Select Diversified Value Fund, Class I (a)	696,526	6,874,713
MassMutual Select Equity Opportunities Fund, Class I (a)	399,094	6,872,391
MassMutual Select Fundamental Value Fund, Class I (a)	913,173	6,867,063
MassMutual Select Growth Opportunities Fund, Class I (a)	323,725	3,421,771
MassMutual Select Mid Cap Growth Fund, Class I (a)	126,357	3,223,360
MassMutual Select Mid-Cap Value Fund, Class I (a)	286,905	3,224,811
MassMutual Select Overseas Fund, Class I (a)	3,243,732	25,917,419
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	158,520	2,602,895
MassMutual Select Small Cap Value Equity Fund, Class I (a)	396,938	3,461,301
MM Select Equity Asset Fund, Class I (a)	3,906,372	34,337,008
Vanguard Developed Markets Index Fund, Admiral Shares	343,855	4,518,256
Vanguard Emerging Markets Stock Index Fund, Institutional Shares	451,298	12,311,401
Vanguard Mid-Cap Index Fund, Admiral Shares	12,607	2,751,253
Vanguard Real Estate Index Fund, Admiral Shares	29,149	3,263,186
Vanguard Small-Cap Index Fund, Admiral Shares	35,131	2,588,485
		157,292,964
Fixed Income Funds — 22.6%
JPMorgan Emerging Markets Debt Fund, Class R6	150,232	1,168,803
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	150,831	1,167,430
MassMutual Premier Core Bond Fund, Class I (a)	530,415	6,174,035
MassMutual Premier High Yield Fund, Class I (a)	1,475,330	12,732,095

	Number of Shares	Value
MassMutual Select Strategic Bond Fund, Class I (a)	1,026,054	$11,594,407
MassMutual Select Total Return Bond Fund, Class I (a)	1,073,506	11,593,869
Vanguard Total Bond Market Index Fund, Admiral Shares	132,518	1,539,861
		45,970,500

TOTAL MUTUAL FUNDS (Cost $194,755,642)		203,263,464

TOTAL LONG-TERM INVESTMENTS (Cost $194,755,642)		203,263,464

TOTAL INVESTMENTS — 100.1% (Cost $194,755,642) (b)		203,263,464

Other Assets/(Liabilities) — (0.1)%		(146,268)

NET ASSETS — 100.0%		$203,117,196

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

54

MassMutual RetireSMARTSM by JPMorgan 2040 Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 86.4%
JPMorgan International Research Enhanced Equity Fund, Class R6	702,803	$11,736,802
JPMorgan Realty Income Fund, Class R6	452,584	5,630,140
MassMutual Premier International Equity Fund, Class I (a)	846,959	11,078,229
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	800,970	10,596,839
MassMutual Select Blue Chip Growth Fund, Class I (a)	577,309	16,730,429
MassMutual Select Diversified Value Fund, Class I (a)	1,131,286	11,165,791
MassMutual Select Equity Opportunities Fund, Class I (a)	648,247	11,162,820
MassMutual Select Fundamental Value Fund, Class I (a)	1,483,182	11,153,528
MassMutual Select Growth Opportunities Fund, Class I (a)	525,778	5,557,476
MassMutual Select Mid Cap Growth Fund, Class I (a)	206,959	5,279,534
MassMutual Select Mid-Cap Value Fund, Class I (a)	469,921	5,281,907
MassMutual Select Overseas Fund, Class I (a)	5,471,666	43,718,614
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	251,715	4,133,153
MassMutual Select Small Cap Value Equity Fund, Class I (a)	629,157	5,486,247
MM Select Equity Asset Fund, Class I (a)	6,344,688	55,769,804
Vanguard Developed Markets Index Fund, Institutional Shares	559,016	7,351,063
Vanguard Emerging Markets Stock Index Fund, Institutional Shares	720,162	19,646,009
Vanguard Mid-Cap Index Fund, Admiral Shares	20,633	4,502,952
Vanguard Real Estate Index Fund, Admiral Shares	49,940	5,590,745
Vanguard Small-Cap Index Fund, Admiral Shares	55,688	4,103,086
		255,675,168
Fixed Income Funds — 13.7%
JPMorgan Emerging Markets Debt Fund, Class R6	122,111	950,027
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	122,599	948,913
MassMutual Premier Core Bond Fund, Class I (a)	377,332	4,392,141
MassMutual Premier High Yield Fund, Class I (a)	1,925,489	16,616,975

	Number of Shares	Value
MassMutual Select Strategic Bond Fund, Class I (a)	725,881	$8,202,457
MassMutual Select Total Return Bond Fund, Class I (a)	759,451	8,202,075
Vanguard Total Bond Market Index Fund, Admiral Shares	94,094	1,093,373
		40,405,961

TOTAL MUTUAL FUNDS (Cost $284,687,859)		296,081,129

TOTAL LONG-TERM INVESTMENTS (Cost $284,687,859)		296,081,129

TOTAL INVESTMENTS — 100.1% (Cost $284,687,859) (b)		296,081,129

Other Assets/(Liabilities) — (0.1)%		(197,506)

NET ASSETS — 100.0%		$295,883,623

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

55

MassMutual RetireSMARTSM by JPMorgan 2045 Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 93.6%
JPMorgan International Research Enhanced Equity Fund, Class R6	321,589	$5,370,540
JPMorgan Realty Income Fund, Class R6	229,176	2,850,955
MassMutual Premier International Equity Fund, Class I (a)	420,920	5,505,635
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	392,678	5,195,135
MassMutual Select Blue Chip Growth Fund, Class I (a)	287,447	8,330,214
MassMutual Select Diversified Value Fund, Class I (a)	561,107	5,538,130
MassMutual Select Equity Opportunities Fund, Class I (a)	322,165	5,547,684
MassMutual Select Fundamental Value Fund, Class I (a)	737,150	5,543,371
MassMutual Select Growth Opportunities Fund, Class I (a)	262,031	2,769,668
MassMutual Select Mid Cap Growth Fund, Class I (a)	102,862	2,624,008
MassMutual Select Mid-Cap Value Fund, Class I (a)	233,559	2,625,198
MassMutual Select Overseas Fund, Class I (a)	2,778,053	22,196,642
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	122,354	2,009,053
MassMutual Select Small Cap Value Equity Fund, Class I (a)	305,821	2,666,762
MM Select Equity Asset Fund, Class I (a)	3,155,935	27,740,666
Vanguard Developed Markets Index Fund, Admiral Shares	279,581	3,673,689
Vanguard Emerging Markets Stock Index Fund, Institutional Shares	354,711	9,676,515
Vanguard Mid-Cap Index Fund, Admiral Shares	10,290	2,245,655
Vanguard Real Estate Index Fund, Admiral Shares	25,374	2,840,603
Vanguard Small-Cap Index Fund, Admiral Shares	27,160	2,001,178
		126,951,301
Fixed Income Funds — 6.5%
JPMorgan Emerging Markets Debt Fund, Class R6	17,574	136,722
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	17,643	136,560
MassMutual Premier Core Bond Fund, Class I (a)	32,003	372,518
MassMutual Premier High Yield Fund, Class I (a)	774,634	6,685,091

	Number of Shares	Value
MassMutual Select Strategic Bond Fund, Class I (a)	60,547	$684,179
MassMutual Select Total Return Bond Fund, Class I (a)	63,347	684,147
Vanguard Total Bond Market Index Fund, Admiral Shares	7,934	92,196
		8,791,413

TOTAL MUTUAL FUNDS (Cost $130,507,005)		135,742,714

TOTAL LONG-TERM INVESTMENTS (Cost $130,507,005)		135,742,714

TOTAL INVESTMENTS — 100.1% (Cost $130,507,005) (b)		135,742,714

Other Assets/(Liabilities) — (0.1)%		(99,003)

NET ASSETS — 100.0%		$135,643,711

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

56

MassMutual RetireSMARTSM by JPMorgan 2050 Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 93.6%
JPMorgan International Research Enhanced Equity Fund, Class R6	428,240	$7,151,614
JPMorgan Realty Income Fund, Class R6	304,924	3,793,258
MassMutual Premier International Equity Fund, Class I (a)	559,874	7,323,149
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	522,379	6,911,080
MassMutual Select Blue Chip Growth Fund, Class I (a)	382,866	11,095,449
MassMutual Select Diversified Value Fund, Class I (a)	748,133	7,384,075
MassMutual Select Equity Opportunities Fund, Class I (a)	428,662	7,381,551
MassMutual Select Fundamental Value Fund, Class I (a)	981,849	7,383,507
MassMutual Select Growth Opportunities Fund, Class I (a)	348,644	3,685,166
MassMutual Select Mid Cap Growth Fund, Class I (a)	136,862	3,491,341
MassMutual Select Mid-Cap Value Fund, Class I (a)	310,759	3,492,931
MassMutual Select Overseas Fund, Class I (a)	3,699,389	29,558,116
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	162,795	2,673,101
MassMutual Select Small Cap Value Equity Fund, Class I (a)	406,899	3,548,157
MM Select Equity Asset Fund, Class I (a)	4,203,556	36,949,254
Vanguard Developed Markets Index Fund, Admiral Shares	372,766	4,898,149
Vanguard Emerging Markets Stock Index Fund, Institutional Shares	472,871	12,899,914
Vanguard Mid-Cap Index Fund, Admiral Shares	13,719	2,993,952
Vanguard Real Estate Index Fund, Admiral Shares	33,829	3,787,205
Vanguard Small-Cap Index Fund, Admiral Shares	36,211	2,668,049
		169,069,018
Fixed Income Funds — 6.5%
JPMorgan Emerging Markets Debt Fund, Class R6	23,314	181,383
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	23,407	181,167
MassMutual Premier Core Bond Fund, Class I (a)	42,459	494,217
MassMutual Premier High Yield Fund, Class I (a)	1,032,804	8,913,098

	Number of Shares	Value
MassMutual Select Strategic Bond Fund, Class I (a)	80,327	$907,698
MassMutual Select Total Return Bond Fund, Class I (a)	84,042	907,655
Vanguard Total Bond Market Index Fund, Admiral Shares	10,578	122,921
		11,708,139

TOTAL MUTUAL FUNDS (Cost $173,851,508)		180,777,157

TOTAL LONG-TERM INVESTMENTS (Cost $173,851,508)		180,777,157

TOTAL INVESTMENTS — 100.1% (Cost $173,851,508) (b)		180,777,157

Other Assets/(Liabilities) — (0.1)%		(99,668)

NET ASSETS — 100.0%		$180,677,489

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

57

MassMutual RetireSMARTSM by JPMorgan 2055 Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 93.6%
JPMorgan International Research Enhanced Equity Fund, Class R6	145,086	$2,422,930
JPMorgan Realty Income Fund, Class R6	103,347	1,285,633
MassMutual Premier International Equity Fund, Class I (a)	189,758	2,482,028
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	177,043	2,342,279
MassMutual Select Blue Chip Growth Fund, Class I (a)	129,719	3,759,265
MassMutual Select Diversified Value Fund, Class I (a)	253,552	2,502,559
MassMutual Select Equity Opportunities Fund, Class I (a)	145,281	2,501,747
MassMutual Select Fundamental Value Fund, Class I (a)	332,661	2,501,614
MassMutual Select Growth Opportunities Fund, Class I (a)	118,163	1,248,980
MassMutual Select Mid Cap Growth Fund, Class I (a)	46,385	1,183,291
MassMutual Select Mid-Cap Value Fund, Class I (a)	105,323	1,183,829
MassMutual Select Overseas Fund, Class I (a)	1,253,343	10,014,213
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	55,175	905,970
MassMutual Select Small Cap Value Equity Fund, Class I (a)	137,908	1,202,557
MM Select Equity Asset Fund, Class I (a)	1,424,211	12,518,819
Vanguard Developed Markets Index Fund, Admiral Shares	126,341	1,660,123
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	121,831	4,370,079
Vanguard Mid-Cap Index Fund, Admiral Shares	4,650	1,014,707
Vanguard Real Estate Index Fund, Admiral Shares	11,466	1,283,564
Vanguard Small-Cap Index Fund, Admiral Shares	12,273	904,258
		57,288,445
Fixed Income Funds — 6.5%
JPMorgan Emerging Markets Debt Fund, Class R6	7,882	61,321
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	7,928	61,363
MassMutual Premier Core Bond Fund, Class I (a)	14,379	167,377
MassMutual Premier High Yield Fund, Class I (a)	350,041	3,020,855

	Number of Shares	Value
MassMutual Select Strategic Bond Fund, Class I (a)	27,204	$307,410
MassMutual Select Total Return Bond Fund, Class I (a)	28,463	307,396
Vanguard Total Bond Market Index Fund, Admiral Shares	3,585	41,661
		3,967,383

TOTAL MUTUAL FUNDS (Cost $59,132,307)		61,255,828

TOTAL LONG-TERM INVESTMENTS (Cost $59,132,307)		61,255,828

TOTAL INVESTMENTS — 100.1% (Cost $59,132,307) (b)		61,255,828

Other Assets/(Liabilities) — (0.1)%		(31,751)

NET ASSETS — 100.0%		$61,224,077

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

58

MassMutual RetireSMARTSM by JPMorgan 2060 Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 93.5%
JPMorgan International Research Enhanced Equity Fund, Class R6	42,892	$716,299
JPMorgan Realty Income Fund, Class R6	30,589	380,525
MassMutual Premier International Equity Fund, Class I (a)	56,141	734,319
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	52,384	693,039
MassMutual Select Blue Chip Growth Fund, Class I (a)	38,367	1,111,873
MassMutual Select Diversified Value Fund, Class I (a)	75,049	740,729
MassMutual Select Equity Opportunities Fund, Class I (a)	43,002	740,486
MassMutual Select Fundamental Value Fund, Class I (a)	98,391	739,899
MassMutual Select Growth Opportunities Fund, Class I (a)	34,974	369,679
MassMutual Select Mid Cap Growth Fund, Class I (a)	13,729	350,238
MassMutual Select Mid-Cap Value Fund, Class I (a)	31,174	350,398
MassMutual Select Overseas Fund, Class I (a)	370,533	2,960,560
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	16,331	268,156
MassMutual Select Small Cap Value Equity Fund, Class I (a)	40,818	355,934
MM Select Equity Asset Fund, Class I (a)	421,237	3,702,672
Vanguard Developed Markets Index Fund, Admiral Shares	37,464	492,271
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	36,124	1,295,780
Vanguard Mid-Cap Index Fund, Admiral Shares	1,379	300,881
Vanguard Real Estate Index Fund, Admiral Shares	3,400	380,604
Vanguard Small-Cap Index Fund, Admiral Shares	3,639	268,132
		16,952,474
Fixed Income Funds — 6.5%
JPMorgan Emerging Markets Debt Fund, Class R6	2,333	18,152
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	2,342	18,130
MassMutual Premier Core Bond Fund, Class I (a)	4,249	49,455
MassMutual Premier High Yield Fund, Class I (a)	103,622	894,256

	Number of Shares	Value
MassMutual Select Strategic Bond Fund, Class I (a)	8,038	$90,830
MassMutual Select Total Return Bond Fund, Class I (a)	8,410	90,826
Vanguard Total Bond Market Index Fund, Admiral Shares	1,063	12,354
		1,174,003

TOTAL MUTUAL FUNDS (Cost $17,388,428)		18,126,477

TOTAL LONG-TERM INVESTMENTS (Cost $17,388,428)		18,126,477

TOTAL INVESTMENTS — 100.0% (Cost $17,388,428) (b)		18,126,477

Other Assets/(Liabilities) — (0.0)%		(4,658)

NET ASSETS — 100.0%		$18,121,819

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

59

MassMutual Select T. Rowe Price Retirement Balanced Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 40.0%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	2,119,623	$20,157,618
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	910,982	11,842,769
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	165,603	1,627,878
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	903,577	11,213,391
MM S&P 500 Index Fund, Class I (a)	1,208,565	23,337,394
		68,179,050
Fixed Income Funds — 60.0%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	3,072,062	32,717,460
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	629,869	5,983,756
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	4,215,975	44,857,972
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a)	89,581	1,170,827
State Street Institutional U.S. Government Money Market Fund	5,213,385	5,213,385
T. Rowe Price Dynamic Global Bond Fund, Class I	504,744	4,896,019
T. Rowe Price Floating Rate Fund, Class I	131,718	1,223,663
T. Rowe Price High Yield Fund, Inc. Class I	507,449	3,232,453

	Number of Shares	Value
T. Rowe Price Institutional Floating Rate Fund	57,676	$546,772
T. Rowe Price Institutional High Yield Fund	280,622	2,371,252
		102,213,559

TOTAL MUTUAL FUNDS (Cost $162,599,448)		170,392,609

TOTAL LONG-TERM INVESTMENTS (Cost $162,599,448)		170,392,609

TOTAL INVESTMENTS — 100.0% (Cost $162,599,448) (b)		170,392,609

Other Assets/(Liabilities) — (0.0)%		(63,290)

NET ASSETS — 100.0%		$170,329,319

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

60

MassMutual Select T. Rowe Price Retirement 2005 Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 37.3%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	377,918	$3,594,004
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	167,422	2,176,483
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	30,135	296,229
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	160,357	1,990,031
MM S&P 500 Index Fund, Class I (a)	217,871	4,207,083
		12,263,830
Fixed Income Funds — 62.7%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	812,337	8,651,393
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	171,604	1,630,236
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	530,886	5,648,623
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a)	24,242	316,841
State Street Institutional U.S. Government Money Market Fund	1,008,405	1,008,405
T. Rowe Price Dynamic Global Bond Fund, Class I	140,285	1,360,764
T. Rowe Price Floating Rate Fund, Class I	37,211	345,689
T. Rowe Price High Yield Fund, Inc. Class I	127,508	812,225
T. Rowe Price Institutional Floating Rate Fund	17,827	168,998

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	77,275	$652,978
		20,596,152

TOTAL MUTUAL FUNDS (Cost $30,836,500)		32,859,982

TOTAL LONG-TERM INVESTMENTS (Cost $30,836,500)		32,859,982

TOTAL INVESTMENTS — 100.0% (Cost $30,836,500) (b)		32,859,982

Other Assets/(Liabilities) — (0.0)%		(1,520)

NET ASSETS — 100.0%		$32,858,462

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

61

MassMutual Select T. Rowe Price Retirement 2010 Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 42.6%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	1,930,828	$18,362,176
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	847,070	11,011,907
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	151,128	1,485,586
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	816,878	10,137,451
MM S&P 500 Index Fund, Class I (a)	1,100,173	21,244,346
		62,241,466
Fixed Income Funds — 57.4%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	3,303,077	35,177,766
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	707,046	6,716,939
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	2,094,551	22,286,019
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a)	120,604	1,576,295
State Street Institutional U.S. Government Money Market Fund	4,324,327	4,324,327
T. Rowe Price Dynamic Global Bond Fund, Class I	593,619	5,758,102
T. Rowe Price Floating Rate Fund, Class I	145,596	1,352,587
T. Rowe Price High Yield Fund, Inc. Class I	507,982	3,235,843
T. Rowe Price Institutional Floating Rate Fund	69,461	658,487

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	322,453	$2,724,732
		83,811,097

TOTAL MUTUAL FUNDS (Cost $138,405,668)		146,052,563

TOTAL LONG-TERM INVESTMENTS (Cost $138,405,668)		146,052,563

TOTAL INVESTMENTS — 100.0% (Cost $138,405,668) (b)		146,052,563

Other Assets/(Liabilities) — (0.0)%		(62,998)

NET ASSETS — 100.0%		$145,989,565

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

62

MassMutual Select T. Rowe Price Retirement 2015 Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 47.8%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	2,063,982	$19,628,472
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	1,429,103	18,578,342
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	162,236	1,594,776
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	880,215	10,923,468
MM S&P 500 Index Fund, Class I (a)	821,301	15,859,320
		66,584,378
Fixed Income Funds — 52.2%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	3,020,380	32,167,046
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	589,758	5,602,702
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	1,606,383	17,091,917
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a)	118,931	1,554,429
State Street Institutional U.S. Government Money Market Fund	4,301,243	4,301,243
T. Rowe Price Dynamic Global Bond Fund, Class I	522,211	5,065,443
T. Rowe Price Floating Rate Fund, Class I	124,519	1,156,783
T. Rowe Price High Yield Fund, Inc. Class I	468,807	2,986,303
T. Rowe Price Institutional Floating Rate Fund	59,765	566,571

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	273,892	$2,314,389
		72,806,826

TOTAL MUTUAL FUNDS (Cost $130,894,919)		139,391,204

TOTAL LONG-TERM INVESTMENTS (Cost $130,894,919)		139,391,204

TOTAL INVESTMENTS — 100.0% (Cost $130,894,919) (b)		139,391,204

Other Assets/(Liabilities) — (0.0)%		(51,348)

NET ASSETS — 100.0%		$139,339,856

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

63

MassMutual Select T. Rowe Price Retirement 2020 Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 54.8%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	12,640,831	$120,214,306
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	10,342,144	134,447,878
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	1,000,295	9,832,898
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	5,462,971	67,795,474
MM S&P 500 Index Fund, Class I (a)	4,004,711	77,330,965
		409,621,521
Fixed Income Funds — 45.3%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	15,535,924	165,457,590
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	2,697,320	25,624,545
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	5,620,095	59,797,808
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a)	671,467	8,776,074
State Street Institutional U.S. Government Money Market Fund	23,921,097	23,921,097
T. Rowe Price Dynamic Global Bond Fund, Class I	2,325,148	22,553,933
T. Rowe Price Floating Rate Fund, Class I	591,993	5,499,611
T. Rowe Price High Yield Fund, Inc. Class I	2,106,820	13,420,446
T. Rowe Price Institutional Floating Rate Fund	272,697	2,585,165

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	1,241,798	$10,493,196
		338,129,465

TOTAL MUTUAL FUNDS (Cost $697,375,774)		747,750,986

TOTAL LONG-TERM INVESTMENTS (Cost $697,375,774)		747,750,986

TOTAL INVESTMENTS — 100.1% (Cost $697,375,774) (b)		747,750,986

Other Assets/(Liabilities) — (0.1)%		(431,924)

NET ASSETS — 100.0%		$747,319,062

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

64

MassMutual Select T. Rowe Price Retirement 2025 Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 64.5%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	11,751,350	$111,755,338
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	9,654,783	125,512,183
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	894,513	8,793,064
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	5,032,109	62,448,470
MM S&P 500 Index Fund, Class I (a)	3,656,778	70,612,383
		379,121,438
Fixed Income Funds — 35.6%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	10,535,081	112,198,612
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	1,664,774	15,815,352
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	1,927,479	20,508,376
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a)	585,597	7,653,746
State Street Institutional U.S. Government Money Market Fund	18,540,912	18,540,912
T. Rowe Price Dynamic Global Bond Fund, Class I	1,533,848	14,878,324
T. Rowe Price Floating Rate Fund, Class I	398,832	3,705,150
T. Rowe Price High Yield Fund, Inc. Class I	1,413,530	9,004,186
T. Rowe Price Institutional Floating Rate Fund	145,987	1,383,955

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	656,533	$5,547,706
		209,236,319

TOTAL MUTUAL FUNDS (Cost $544,069,770)		588,357,757

TOTAL LONG-TERM INVESTMENTS (Cost $544,069,770)		588,357,757

TOTAL INVESTMENTS — 100.1% (Cost $544,069,770) (b)		588,357,757

Other Assets/(Liabilities) — (0.1)%		(341,470)

NET ASSETS — 100.0%		$588,016,287

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

65

MassMutual Select T. Rowe Price Retirement 2030 Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 73.5%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	29,685,907	$282,312,980
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	27,194,632	353,530,213
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	2,236,283	21,982,667
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	13,072,237	162,226,455
MM S&P 500 Index Fund, Class I (a)	8,650,704	167,045,101
		987,097,416
Fixed Income Funds — 26.6%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	17,968,266	191,362,031
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	2,758,312	26,203,965
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	1,522,400	16,198,336
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a)	1,377,566	18,004,793
State Street Institutional U.S. Government Money Market Fund	46,804,043	46,804,043
T. Rowe Price Dynamic Global Bond Fund, Class I	2,711,078	26,297,451
T. Rowe Price Floating Rate Fund, Class I	752,910	6,994,538
T. Rowe Price High Yield Fund, Inc. Class I	2,158,692	13,750,870
T. Rowe Price Institutional Floating Rate Fund	212,329	2,012,880

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	1,203,496	$10,169,541
		357,798,448

TOTAL MUTUAL FUNDS (Cost $1,228,033,175)		1,344,895,864

TOTAL LONG-TERM INVESTMENTS (Cost $1,228,033,175)		1,344,895,864

TOTAL INVESTMENTS — 100.1% (Cost $1,228,033,175) (b)		1,344,895,864

Other Assets/(Liabilities) — (0.1)%		(893,183)

NET ASSETS — 100.0%		$1,344,002,681

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

66

MassMutual Select T. Rowe Price Retirement 2035 Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 80.7%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	13,503,220	$128,415,627
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	13,806,775	179,488,073
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	1,006,182	9,890,767
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	5,947,112	73,803,655
MM S&P 500 Index Fund, Class I (a)	3,170,102	61,214,664
		452,812,786
Fixed Income Funds — 19.4%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	5,386,335	57,364,467
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	861,228	8,181,663
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a)	538,413	7,037,062
State Street Institutional U.S. Government Money Market Fund	18,026,560	18,026,560
T. Rowe Price Dynamic Global Bond Fund, Class I	866,373	8,403,822
T. Rowe Price Floating Rate Fund, Class I	254,044	2,360,068
T. Rowe Price High Yield Fund, Inc. Class I	584,251	3,721,678
T. Rowe Price Institutional Floating Rate Fund	53,848	510,482

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	356,558	$3,012,911
		108,618,713

TOTAL MUTUAL FUNDS (Cost $511,412,530)		561,431,499

TOTAL LONG-TERM INVESTMENTS (Cost $511,412,530)		561,431,499

TOTAL INVESTMENTS — 100.1% (Cost $511,412,530) (b)		561,431,499

Other Assets/(Liabilities) — (0.1)%		(354,575)

NET ASSETS — 100.0%		$561,076,924

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

67

MassMutual Select T. Rowe Price Retirement 2040 Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 87.3%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	27,386,082	$260,441,637
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	30,600,638	397,808,289
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	1,940,934	19,079,377
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	12,010,250	149,047,197
MM S&P 500 Index Fund, Class I (a)	4,835,542	93,374,318
		919,750,818
Fixed Income Funds — 12.8%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	6,519,562	69,433,332
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	919,929	8,739,329
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a)	857,777	11,211,143
State Street Institutional U.S. Government Money Market Fund	24,645,703	24,645,703
T. Rowe Price Dynamic Global Bond Fund, Class I	1,072,232	10,400,648
T. Rowe Price Floating Rate Fund, Class I	273,219	2,538,206
T. Rowe Price High Yield Fund, Inc. Class I	658,295	4,193,337
T. Rowe Price Institutional Floating Rate Fund	82,289	780,102

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	372,447	$3,147,175
		135,088,975

TOTAL MUTUAL FUNDS (Cost $955,537,039)		1,054,839,793

TOTAL LONG-TERM INVESTMENTS (Cost $955,537,039)		1,054,839,793

TOTAL INVESTMENTS — 100.1% (Cost $955,537,039) (b)		1,054,839,793

Other Assets/(Liabilities) — (0.1)%		(758,857)

NET ASSETS — 100.0%		$1,054,080,936

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

68

MassMutual Select T. Rowe Price Retirement 2045 Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 91.7%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	11,072,739	$105,301,751
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	12,553,531	163,195,899
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	764,211	7,512,194
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	4,812,401	59,721,897
MM S&P 500 Index Fund, Class I (a)	1,725,947	33,328,043
		369,059,784
Fixed Income Funds — 8.4%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	1,310,969	13,961,820
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	177,971	1,690,726
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a)	230,763	3,016,070
State Street Institutional U.S. Government Money Market Fund	10,616,239	10,616,239
T. Rowe Price Dynamic Global Bond Fund, Class I	240,617	2,333,986
T. Rowe Price Floating Rate Fund, Class I	55,647	516,964
T. Rowe Price High Yield Fund, Inc. Class I	105,563	672,436
T. Rowe Price Institutional Floating Rate Fund	19,672	186,491

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	82,196	$694,559
		33,689,291

TOTAL MUTUAL FUNDS (Cost $362,765,578)		402,749,075

TOTAL LONG-TERM INVESTMENTS (Cost $362,765,578)		402,749,075

TOTAL INVESTMENTS — 100.1% (Cost $362,765,578) (b)		402,749,075

Other Assets/(Liabilities) — (0.1)%		(279,572)

NET ASSETS — 100.0%		$402,469,503

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

69

MassMutual Select T. Rowe Price Retirement 2050 Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 91.7%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	17,861,550	$169,863,344
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	20,139,387	261,812,031
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	1,239,829	12,187,522
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	7,752,928	96,213,841
MM S&P 500 Index Fund, Class I (a)	2,789,684	53,868,798
		593,945,536
Fixed Income Funds — 8.4%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	2,102,193	22,388,360
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	277,959	2,640,606
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a)	377,857	4,938,589
State Street Institutional U.S. Government Money Market Fund	17,229,503	17,229,503
T. Rowe Price Dynamic Global Bond Fund, Class I	389,466	3,777,821
T. Rowe Price Floating Rate Fund, Class I	89,111	827,844
T. Rowe Price High Yield Fund, Inc. Class I	168,403	1,072,728
T. Rowe Price Institutional Floating Rate Fund	31,686	300,380

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	135,161	$1,142,107
		54,317,938

TOTAL MUTUAL FUNDS (Cost $586,027,155)		648,263,474

TOTAL LONG-TERM INVESTMENTS (Cost $586,027,155)		648,263,474

TOTAL INVESTMENTS — 100.1% (Cost $586,027,155) (b)		648,263,474

Other Assets/(Liabilities) — (0.1)%		(469,801)

NET ASSETS — 100.0%		$647,793,673

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

70

MassMutual Select T. Rowe Price Retirement 2055 Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 91.6%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	6,007,865	$57,134,798
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	6,746,648	87,706,419
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	417,856	4,107,526
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	2,600,469	32,271,824
MM S&P 500 Index Fund, Class I (a)	920,561	17,776,027
		198,996,594
Fixed Income Funds — 8.5%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	705,804	7,516,809
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	97,417	925,457
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a)	124,501	1,627,222
State Street Institutional U.S. Government Money Market Fund	6,092,951	6,092,951
T. Rowe Price Dynamic Global Bond Fund, Class I	127,373	1,235,517
T. Rowe Price Floating Rate Fund, Class I	29,448	273,575
T. Rowe Price High Yield Fund, Inc. Class I	55,561	353,927
T. Rowe Price Institutional Floating Rate Fund	9,360	88,729

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	43,465	$367,277
		18,481,464

TOTAL MUTUAL FUNDS (Cost $196,501,350)		217,478,058

TOTAL LONG-TERM INVESTMENTS (Cost $196,501,350)		217,478,058

TOTAL INVESTMENTS — 100.1% (Cost $196,501,350) (b)		217,478,058

Other Assets/(Liabilities) — (0.1)%		(137,913)

NET ASSETS — 100.0%		$217,340,145

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

71

MassMutual Select T. Rowe Price Retirement 2060 Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 91.6%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	1,739,857	$16,546,037
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	1,942,317	25,250,126
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	122,207	1,201,293
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	751,810	9,329,966
MM S&P 500 Index Fund, Class I (a)	269,541	5,204,832
		57,532,254
Fixed Income Funds — 8.5%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	203,763	2,170,075
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	24,489	232,646
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a)	40,872	534,195
State Street Institutional U.S. Government Money Market Fund	1,669,552	1,669,552
T. Rowe Price Dynamic Global Bond Fund, Class I	36,797	356,936
T. Rowe Price Floating Rate Fund, Class I	9,800	91,040
T. Rowe Price High Yield Fund, Inc. Class I	23,399	149,055
T. Rowe Price Institutional Floating Rate Fund	2,648	25,103

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	8,204	$69,326
		5,297,928

TOTAL MUTUAL FUNDS (Cost $56,927,742)		62,830,182

TOTAL LONG-TERM INVESTMENTS (Cost $56,927,742)		62,830,182

TOTAL INVESTMENTS — 100.1% (Cost $56,927,742) (b)		62,830,182

Other Assets/(Liabilities) — (0.1)%		(33,351)

NET ASSETS — 100.0%		$62,796,831

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

72

MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements
Statements of Assets and Liabilities September 30, 2020

	MassMutual Select 20/80 Allocation Fund	MassMutual Select 40/60 Allocation Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$34,469,466	$38,335,156
Investments, at value - affiliated issuers (Note 2 & 7) (b)	173,536,258	186,775,780
Total investments	208,005,724	225,110,936
Receivables from:
Investments sold
Regular delivery	703,748	1,135,403
Fund shares sold	186,349	79,774
Investment adviser (Note 3)	18,403	14,152
Dividends	51,626	42,654
Prepaid expenses	39,358	39,358
Total assets	209,005,208	226,422,277
Liabilities:
Payables for:
Investments purchased
Regular delivery	51,626	42,654
Fund shares repurchased	852,769	1,213,942
Trustees’ fees and expenses (Note 3)	28,313	48,201
Affiliates (Note 3):
Investment advisory fees	—	—
Administration fees	32,566	33,420
Service fees	22,662	68,530
Shareholder service fees	11,744	16,095
Distribution fees	4,271	5,724
Accrued expense and other liabilities	27,693	28,607
Total liabilities	1,031,644	1,457,173
Net assets	$207,973,564	$224,965,104
Net assets consist of:
Paid-in capital	$200,306,616	$220,117,362
Accumulated Gain (Loss)	7,666,948	4,847,742
Net assets	$207,973,564	$224,965,104

(a)	Cost of investments - unaffiliated issuers:	$33,176,924	$38,120,302
(b)	Cost of investments – affiliated issuers:	$162,561,592	$175,136,931

The accompanying notes are an integral part of the financial statements.

73

MassMutual Select 60/40 Allocation Fund	MassMutual Select 80/20 Allocation Fund	MassMutual RetireSMART by JPMorgan In Retirement Fund	MassMutual RetireSMART by JPMorgan 2020 Fund	MassMutual RetireSMART by JPMorgan 2025 Fund

$39,873,837	$27,047,126	$39,283,961	$69,656,150	$50,475,124
167,554,093	106,778,353	151,593,822	274,978,628	214,629,470
207,427,930	133,825,479	190,877,783	344,634,778	265,104,594

2,734,045	727,879	1,475,908	2,242,507	1,398,962
78,079	52,580	25,824	203,237	2,432,067
13,327	13,548	—	14,478	21,787
34,323	20,381	26,116	42,997	27,493
39,358	39,357	26,673	36,348	37,265
210,327,062	134,679,224	192,432,304	347,174,345	269,022,168

34,323	20,381	1,004,577	1,801,161	3,691,834
2,810,982	779,726	522,245	685,740	166,039
38,877	13,332	46,910	80,715	19,828

—	—	3,119	—	—
32,467	22,568	47,836	47,186	38,866
54,222	39,195	73,404	106,699	101,611
16,200	7,277	13,644	18,011	13,781
9,765	11,324	18,956	36,464	41,976
29,247	28,153	67,304	34,382	33,401
3,026,083	921,956	1,797,995	2,810,358	4,107,336
$207,300,979	$133,757,268	$190,634,309	$344,363,987	$264,914,832

$207,162,135	$135,797,931	$184,357,904	$338,924,704	$262,901,107
138,844	(2,040,663)	6,276,405	5,439,283	2,013,725
$207,300,979	$133,757,268	$190,634,309	$344,363,987	$264,914,832

$39,469,472	$27,243,649	$38,661,515	$67,670,134	$49,164,485
$157,017,389	$100,459,873	$142,974,544	$258,958,206	$202,661,896

The accompanying notes are an integral part of the financial statements.

74

MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2020

	MassMutual Select 20/80 Allocation Fund	MassMutual Select 40/60 Allocation Fund
Class I shares:
Net assets	$17,847,657	$36,725,122
Shares outstanding (a)	1,726,473	3,747,523
Net asset value, offering price and redemption price per share	$10.34	$9.80
Class R5 shares:
Net assets	$5,945,619	$9,330,800
Shares outstanding (a)	575,971	951,373
Net asset value, offering price and redemption price per share	$10.32	$9.81
Service Class shares:
Net assets	$114,463,866	$17,682,787
Shares outstanding (a)	11,090,459	1,794,519
Net asset value, offering price and redemption price per share	$10.32	$9.85
Administrative Class shares:
Net assets	$34,036,225	$53,133,296
Shares outstanding (a)	3,293,881	5,400,614
Net asset value, offering price and redemption price per share	$10.33	$9.84
Class A shares:
Net assets	$22,073,473	$69,682,110
Shares outstanding (a)	2,127,008	7,064,540
Net asset value, and redemption price per share	$10.38	$9.86
Offering price per share (100/[100-maximum sales charge] of net asset value)	$10.98	$10.43
Class R4 shares:
Net assets	$6,643,224	$29,626,023
Shares outstanding (a)	650,423	3,040,062
Net asset value, offering price and redemption price per share	$10.21	$9.75
Class R3 shares:
Net assets	$6,963,500	$8,784,966
Shares outstanding (a)	682,800	902,182
Net asset value, offering price and redemption price per share	$10.20	$9.74

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

75

MassMutual Select 60/40 Allocation Fund	MassMutual Select 80/20 Allocation Fund	MassMutual RetireSMART by JPMorgan In Retirement Fund	MassMutual RetireSMART by JPMorgan 2020 Fund	MassMutual RetireSMART by JPMorgan 2025 Fund

$21,696,000	$30,941,562	$19,692,699	$43,646,263	$49,477,811
2,283,932	3,009,967	1,637,929	3,503,922	4,044,437
$9.50	$10.28	$12.02	$12.46	$12.23

$15,434,813	$6,024,869	$5,758,499	$44,057,858	$467,704
1,624,016	585,576	477,997	3,545,485	37,865
$9.50	$10.29	$12.05	$12.43	$12.35

$25,086,812	$11,040,820	$16,755,210	$35,284,839	$9,969,846
2,629,074	1,071,294	1,389,558	2,820,712	813,776
$9.54	$10.31	$12.06	$12.51	$12.25

$59,725,147	$23,104,802	$30,972,261	$46,758,286	$39,672,940
6,264,241	2,244,703	2,569,480	3,754,157	3,253,593
$9.53	$10.29	$12.05	$12.46	$12.19

$59,453,890	$31,252,252	$74,154,063	$88,010,974	$69,042,459
6,213,975	3,042,201	6,224,023	7,124,094	5,728,816
$9.57	$10.27	$11.91	$12.35	$12.05
$10.13	$10.87	$12.60	$13.07	$12.75

$10,218,381	$13,465,284	$14,383,665	$29,367,326	$30,218,442
1,083,238	1,328,415	1,212,914	2,412,671	2,517,983
$9.43	$10.14	$11.86	$12.17	$12.00

$15,685,936	$17,927,679	$28,917,912	$57,238,441	$66,065,630
1,668,070	1,778,205	2,459,868	4,785,588	5,520,396
$9.40	$10.08	$11.76	$11.96	$11.97

The accompanying notes are an integral part of the financial statements.

76

MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2020

	MassMutual RetireSMART by JPMorgan 2030 Fund	MassMutual RetireSMART by JPMorgan 2035 Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$92,610,248	$40,646,530
Investments, at value - affiliated issuers (Note 2 & 7) (b)	367,953,557	162,616,934
Total investments	460,563,805	203,263,464
Receivables from:
Investments sold
Regular delivery	2,420,450	970,929
Fund shares sold	1,376,351	849,146
Investment adviser (Note 3)	12,371	13,467
Dividends	27,698	2,747
Prepaid expenses	35,878	36,936
Total assets	464,436,553	205,136,689
Liabilities:
Payables for:
Investments purchased
Regular delivery	3,635,186	1,661,331
Fund shares repurchased	186,852	160,415
Trustees’ fees and expenses (Note 3)	76,591	15,148
Affiliates (Note 3):
Administration fees	61,279	31,485
Service fees	134,029	74,456
Shareholder service fees	22,136	9,129
Distribution fees	56,838	34,586
Accrued expense and other liabilities	32,614	32,943
Total liabilities	4,205,525	2,019,493
Net assets	$460,231,028	$203,117,196
Net assets consist of:
Paid-in capital	$465,248,755	$207,630,868
Accumulated Gain (Loss)	(5,017,727)	(4,513,672)
Net assets	$460,231,028	$203,117,196

(a)	Cost of investments - unaffiliated issuers:	$92,606,968	$40,342,149
(b)	Cost of investments - affiliated issuers:	$346,753,384	$154,413,493

The accompanying notes are an integral part of the financial statements.

77

MassMutual RetireSMART by JPMorgan 2040 Fund	MassMutual RetireSMART by JPMorgan 2045 Fund	MassMutual RetireSMART by JPMorgan 2050 Fund	MassMutual RetireSMART by JPMorgan 2055 Fund	MassMutual RetireSMART by JPMorgan 2060 Fund

$61,553,110	$29,024,613	$38,677,612	$13,105,639	$3,883,128
234,528,019	106,718,101	142,099,545	48,150,189	14,243,349
296,081,129	135,742,714	180,777,157	61,255,828	18,126,477

1,307,744	521,675	759,845	273,614	114,783
1,695,694	322,818	260,152	72,396	6,633
12,564	17,904	17,022	18,364	16,855
2,002	218	288	97	29
36,220	36,934	34,631	43,511	25,660
299,135,353	136,642,263	181,849,095	61,663,810	18,290,437

2,770,237	755,812	867,980	298,243	84,748
233,648	88,182	151,356	47,545	36,602
46,726	8,975	16,366	2,974	851

41,284	25,047	28,647	16,190	9,607
79,266	54,503	45,753	24,949	2,257
13,500	6,061	7,828	2,246	359
33,624	27,240	20,510	14,937	1,159
33,445	32,732	33,166	32,649	33,035
3,251,730	998,552	1,171,606	439,733	168,618
$295,883,623	$135,643,711	$180,677,489	$61,224,077	$18,121,819

$308,210,412	$139,599,262	$189,114,997	$62,947,789	$18,386,032
(12,326,789)	(3,955,551)	(8,437,508)	(1,723,712)	(264,213)
$295,883,623	$135,643,711	$180,677,489	$61,224,077	$18,121,819

$61,838,769	$28,814,066	$38,322,470	$13,102,897	$3,888,933
$222,849,090	$101,692,939	$135,529,038	$46,029,410	$13,499,495

The accompanying notes are an integral part of the financial statements.

78

MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2020

	MassMutual RetireSMART by JPMorgan 2030 Fund	MassMutual RetireSMART by JPMorgan 2035 Fund
Class I shares:
Net assets	$50,324,587	$42,469,590
Shares outstanding (a)	4,176,819	3,517,760
Net asset value, offering price and redemption price per share	$12.05	$12.07
Class R5 shares:
Net assets	$72,807,704	$2,269,994
Shares outstanding (a)	6,073,120	187,782
Net asset value, offering price and redemption price per share	$11.99	$12.09
Service Class shares:
Net assets	$50,072,132	$8,234,011
Shares outstanding (a)	4,150,354	673,364
Net asset value, offering price and redemption price per share	$12.06	$12.23
Administrative Class shares:
Net assets	$70,563,322	$28,848,389
Shares outstanding (a)	5,867,535	2,371,810
Net asset value, offering price and redemption price per share	$12.03	$12.16
Class A shares:
Net assets	$92,603,204	$42,080,423
Shares outstanding (a)	7,768,100	3,498,971
Net asset value, and redemption price per share	$11.92	$12.03
Offering price per share (100/[100-maximum sales charge] of net asset value)	$12.61	$12.73
Class R4 shares:
Net assets	$34,744,591	$24,244,467
Shares outstanding (a)	2,939,565	2,025,729
Net asset value, offering price and redemption price per share	$11.82	$11.97
Class R3 shares:
Net assets	$89,115,488	$54,970,322
Shares outstanding (a)	7,668,930	4,608,578
Net asset value, offering price and redemption price per share	$11.62	$11.93

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

79

MassMutual RetireSMART by JPMorgan 2040 Fund	MassMutual RetireSMART by JPMorgan 2045 Fund	MassMutual RetireSMART by JPMorgan 2050 Fund	MassMutual RetireSMART by JPMorgan 2055 Fund	MassMutual RetireSMART by JPMorgan 2060 Fund

$38,582,792	$21,522,435	$18,528,194	$9,428,534	$10,758,087
3,344,366	1,799,462	2,230,251	929,215	1,085,134
$11.54	$11.96	$8.31	$10.15	$9.91

$51,048,303	$935,499	$42,985,312	$642,562	$764,249
4,428,295	78,198	5,182,842	63,315	77,298
$11.53	$11.96	$8.29	$10.15	$9.89

$25,091,025	$4,390,839	$10,119,347	$2,497,714	$1,452,508
2,166,573	366,891	1,212,989	245,277	147,128
$11.58	$11.97	$8.34	$10.18	$9.87

$52,611,305	$19,670,950	$34,366,701	$7,482,247	$1,303,591
4,569,975	1,653,129	4,140,675	740,226	132,285
$11.51	$11.90	$8.30	$10.11	$9.85

$49,795,174	$28,189,698	$26,812,637	$10,137,467	$1,189,667
4,365,412	2,395,061	3,258,505	1,005,332	121,041
$11.41	$11.77	$8.23	$10.08	$9.83
$12.07	$12.46	$8.71	$10.67	$10.40

$24,740,128	$18,224,662	$15,257,680	$6,886,906	$769,020
2,190,708	1,557,538	1,864,754	685,696	78,056
$11.29	$11.70	$8.18	$10.04	$9.85

$54,014,896	$42,709,628	$32,607,618	$24,148,647	$1,884,697
4,872,775	3,663,625	4,020,767	2,417,665	192,259
$11.09	$11.66	$8.11	$9.99	$9.80

The accompanying notes are an integral part of the financial statements.

80

MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2020

	MassMutual Select T. Rowe Price Retirement Balanced Fund	MassMutual Select T. Rowe Price Retirement 2005 Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$17,483,544	$4,349,059
Investments, at value - affiliated issuers (Note 2 & 7) (b)	152,909,065	28,510,923
Total investments	170,392,609	32,859,982
Receivables from:
Investments sold
Regular delivery	883	—
Fund shares sold	451,361	12,552
Investment adviser (Note 3)	17,591	3,832
Dividends	38,127	10,299
Total assets	170,900,571	32,886,665
Liabilities:
Payables for:
Investments purchased
Regular delivery	425,811	17,454
Fund shares repurchased	63,706	5,367
Affiliates (Note 3):
Investment advisory fees	61,335	1,558
Service fees	16,239	2,977
Distribution fees	4,161	847
Total liabilities	571,252	28,203
Net assets	$170,329,319	$32,858,462
Net assets consist of:
Paid-in capital	$160,810,481	$30,300,212
Accumulated Gain (Loss)	9,518,838	2,558,250
Net assets	$170,329,319	$32,858,462

(a)	Cost of investments - unaffiliated issuers:	$17,325,794	$4,284,248
(b)	Cost of investments - affiliated issuers:	$145,273,654	$26,552,252

The accompanying notes are an integral part of the financial statements.

81

MassMutual Select T. Rowe Price Retirement 2010 Fund	MassMutual Select T. Rowe Price Retirement 2015 Fund	MassMutual Select T. Rowe Price Retirement 2020 Fund	MassMutual Select T. Rowe Price Retirement 2025 Fund	MassMutual Select T. Rowe Price Retirement 2030 Fund

$18,054,078	$16,390,732	$78,473,448	$53,060,233	$106,029,323
127,998,485	123,000,472	669,277,538	535,297,524	1,238,866,541
146,052,563	139,391,204	747,750,986	588,357,757	1,344,895,864

—	350,701	68,882	2,506,017	107,048
110,117	26,452	57,086	124,304	672,925
16,573	13,424	75,488	53,173	115,276
40,783	37,129	165,792	103,987	173,801
146,220,036	139,818,910	748,118,234	591,145,238	1,345,964,914

133,581	37,129	165,792	103,987	173,801
16,577	376,406	122,055	2,627,233	772,997

45,769	48,186	330,761	268,523	683,406
25,139	12,783	136,792	92,752	251,457
9,405	4,550	43,772	36,456	80,572
230,471	479,054	799,172	3,128,951	1,962,233
$145,989,565	$139,339,856	$747,319,062	$588,016,287	$1,344,002,681

$137,732,979	$130,187,373	$694,343,838	$539,842,580	$1,224,419,593
8,256,586	9,152,483	52,975,224	48,173,707	119,583,088
$145,989,565	$139,339,856	$747,319,062	$588,016,287	$1,344,002,681

$17,987,793	$16,266,710	$78,182,556	$52,642,748	$105,495,604
$120,417,875	$114,628,209	$619,193,218	$491,427,022	$1,122,537,571

The accompanying notes are an integral part of the financial statements.

82

MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2020

	MassMutual Select T. Rowe Price Retirement Balanced Fund	MassMutual Select T. Rowe Price Retirement 2005 Fund
Class I shares:
Net assets	$18,598,078	$19,736,283
Shares outstanding (a)	1,149,018	1,215,591
Net asset value, offering price and redemption price per share	$16.19	$16.24
Class M5 shares:
Net assets	$126,059,465	$8,439,988
Shares outstanding (a)	7,783,750	520,992
Net asset value, offering price and redemption price per share	$16.20	$16.20
Class M4 shares:
Net assets	$19,598,410	$3,455,139
Shares outstanding (a)	1,214,662	213,685
Net asset value, offering price and redemption price per share	$16.13	$16.17
Class M3 shares:
Net assets	$6,073,366	$1,227,052
Shares outstanding (a)	377,097	76,175
Net asset value, offering price and redemption price per share	$16.11	$16.11

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

83

MassMutual Select T. Rowe Price Retirement 2010 Fund	MassMutual Select T. Rowe Price Retirement 2015 Fund	MassMutual Select T. Rowe Price Retirement 2020 Fund	MassMutual Select T. Rowe Price Retirement 2025 Fund	MassMutual Select T. Rowe Price Retirement 2030 Fund

$72,186,967	$65,345,956	$265,327,656	$284,761,940	$432,291,713
4,498,475	4,042,432	16,353,582	17,304,222	26,138,424
$16.05	$16.17	$16.22	$16.46	$16.54

$28,892,439	$53,925,965	$257,134,366	$158,254,947	$489,123,216
1,802,396	3,341,071	15,869,101	9,631,654	29,612,727
$16.03	$16.14	$16.20	$16.43	$16.52

$30,398,017	$12,857,085	$159,245,652	$89,755,454	$298,651,773
1,900,627	797,482	9,848,514	5,473,425	18,125,166
$15.99	$16.12	$16.17	$16.40	$16.48

$14,512,142	$7,210,850	$65,611,388	$55,243,946	$123,935,979
907,815	448,396	4,061,165	3,379,610	7,528,995
$15.99	$16.08	$16.16	$16.35	$16.46

The accompanying notes are an integral part of the financial statements.

84

MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2020

	MassMutual Select T. Rowe Price Retirement 2035 Fund	MassMutual Select T. Rowe Price Retirement 2040 Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$36,035,521	$45,705,171
Investments, at value - affiliated issuers (Note 2 & 7) (b)	525,395,978	1,009,134,622
Total investments	561,431,499	1,054,839,793
Receivables from:
Investments sold
Regular delivery	85,767	—
Fund shares sold	154,153	449,796
Investment adviser (Note 3)	46,752	80,059
Dividends	51,828	58,578
Total assets	561,769,999	1,055,428,226
Liabilities:
Payables for:
Investments purchased
Regular delivery	51,828	77,805
Fund shares repurchased	237,010	425,138
Affiliates (Note 3):
Investment advisory fees	284,900	578,895
Service fees	82,665	201,941
Distribution fees	36,672	63,511
Total liabilities	693,075	1,347,290
Net assets	$561,076,924	$1,054,080,936
Net assets consist of:
Paid-in capital	$509,334,341	$951,129,689
Accumulated Gain (Loss)	51,742,583	102,951,247
Net assets	$561,076,924	$1,054,080,936

(a)	Cost of investments - unaffiliated issuers:	$35,686,075	$45,136,063
(b)	Cost of investments - affiliated issuers:	$475,726,455	$910,400,976

The accompanying notes are an integral part of the financial statements.

85

MassMutual Select T. Rowe Price Retirement 2045 Fund	MassMutual Select T. Rowe Price Retirement 2050 Fund	MassMutual Select T. Rowe Price Retirement 2055 Fund	MassMutual Select T. Rowe Price Retirement 2060 Fund

$15,020,675	$24,350,383	$8,411,976	$2,361,012
387,728,400	623,913,091	209,066,082	60,469,170
402,749,075	648,263,474	217,478,058	62,830,182

832,264	170,815	—	—
131,841	244,169	189,241	158,430
32,708	48,764	23,034	5,094
12,113	19,248	6,324	1,873
403,758,001	648,746,470	217,696,657	62,995,579

12,113	19,248	48,223	106,426
962,007	411,661	146,218	53,592

217,840	363,806	114,387	23,281
66,869	119,742	33,619	11,898
29,669	38,340	14,065	3,551
1,288,498	952,797	356,512	198,748
$402,469,503	$647,793,673	$217,340,145	$62,796,831

$361,381,417	$582,364,488	$195,218,619	$56,515,381
41,088,086	65,429,185	22,121,526	6,281,450
$402,469,503	$647,793,673	$217,340,145	$62,796,831

$14,873,827	$24,134,070	$8,332,869	$2,334,135
$347,891,751	$561,893,085	$188,168,481	$54,593,607

The accompanying notes are an integral part of the financial statements.

86

MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2020

	MassMutual Select T. Rowe Price Retirement 2035 Fund	MassMutual Select T. Rowe Price Retirement 2040 Fund
Class I shares:
Net assets	$250,301,267	$300,976,047
Shares outstanding (a)	15,040,787	17,993,205
Net asset value, offering price and redemption price per share	$16.64	$16.73
Class M5 shares:
Net assets	$176,645,500	$405,437,177
Shares outstanding (a)	10,630,338	24,266,899
Net asset value, offering price and redemption price per share	$16.62	$16.71
Class M4 shares:
Net assets	$75,337,403	$249,597,868
Shares outstanding (a)	4,542,785	14,983,563
Net asset value, offering price and redemption price per share	$16.58	$16.66
Class M3 shares:
Net assets	$58,792,754	$98,069,844
Shares outstanding (a)	3,553,371	5,891,774
Net asset value, offering price and redemption price per share	$16.55	$16.65

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

87

MassMutual Select T. Rowe Price Retirement 2045 Fund	MassMutual Select T. Rowe Price Retirement 2050 Fund	MassMutual Select T. Rowe Price Retirement 2055 Fund	MassMutual Select T. Rowe Price Retirement 2060 Fund

$154,475,541	$161,862,932	$67,777,034	$27,483,968
9,215,096	9,646,658	4,045,803	1,642,559
$16.76	$16.78	$16.75	$16.73

$141,318,750	$280,002,811	$94,766,700	$15,067,090
8,442,469	16,709,720	5,665,174	902,012
$16.74	$16.76	$16.73	$16.70

$60,056,495	$147,993,807	$32,270,016	$14,447,352
3,595,588	8,857,476	1,933,078	867,712
$16.70	$16.71	$16.69	$16.65

$46,618,717	$57,934,123	$22,526,395	$5,798,421
2,796,932	3,471,466	1,353,446	349,108
$16.67	$16.69	$16.64	$16.61

The accompanying notes are an integral part of the financial statements.

88

MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2020

	MassMutual Select 20/80 Allocation Fund	MassMutual Select 40/60 Allocation Fund
Investment income (Note 2):
Dividends - unaffiliated issuers	$959,799	$1,084,472
Dividends - affiliated issuers (Note 7)	5,096,031	4,119,407
Total investment income	6,055,830	5,203,879
Expenses (Note 3):
Custody fees	7,526	6,901
Audit fees	32,523	32,679
Legal fees	5,524	5,958
Proxy fees	1,222	1,222
Accounting & Administration fees	57,543	56,639
Shareholder reporting fees	23,163	23,681
Trustees’ fees	10,321	11,309
Registration and filing fees	99,066	99,611
Transfer agent fees	2,978	2,978
	239,866	240,978
Administration fees:
Class R5	6,359	10,385
Service Class	79,093	20,100
Administrative Class	50,573	86,230
Class A	35,857	108,476
Class R4	153,583	73,311
Class R3	13,353	18,381
Distribution and Service fees:
Class A	59,761	180,794
Class R4	191,979	91,639
Class R3	33,382	45,953
Shareholder service fees:
Service Class	26,364	6,700
Administrative Class	50,573	86,230
Class A	35,857	108,476
Total expenses	976,600	1,077,653
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(13,924)	(21,320)
Class R5 fees reimbursed by adviser	(5,809)	(6,606)
Service Class fees reimbursed by adviser	(49,934)	(8,621)
Administrative Class fees reimbursed by adviser	(30,852)	(36,400)
Class A fees reimbursed by adviser	(21,831)	(45,869)
Class R4 fees reimbursed by adviser	(68,338)	(23,188)
Class R3 fees reimbursed by adviser	(6,111)	(5,851)
Net expenses:	779,801	929,798
Net investment income (loss)	5,276,029	4,274,081

The accompanying notes are an integral part of the financial statements.

89

MassMutual Select 60/40 Allocation Fund	MassMutual Select 80/20 Allocation Fund	MassMutual RetireSMART by JPMorgan In Retirement Fund	MassMutual RetireSMART by JPMorgan 2020 Fund	MassMutual RetireSMART by JPMorgan 2025 Fund

$1,041,115	$663,181	$1,054,711	$2,022,298	$1,619,272
3,116,308	1,562,037	4,442,214	8,280,361	5,649,274
4,157,423	2,225,218	5,496,925	10,302,659	7,268,546

6,104	7,769	3,477	10,770	11,517
32,513	32,560	28,869	32,631	32,498
5,292	3,194	4,184	9,586	7,141
1,222	1,222	1,222	1,222	1,222
56,653	57,218	69,468	56,692	57,230
22,380	18,434	26,279	29,512	25,475
10,139	6,101	10,038	17,355	12,847
98,524	99,354	89,664	101,865	99,304
2,978	2,978	1,409	2,978	2,978
235,805	228,830	234,610	262,611	250,212

13,948	5,736	7,279	51,533	438
22,482	9,528	23,666	49,207	13,522
98,267	37,481	50,138	83,244	59,942
91,825	45,932	101,858	120,089	91,008
40,430	32,619	36,046	75,054	84,208
29,102	32,781	64,733	118,122	141,097

153,041	76,553	169,764	200,148	151,680
50,538	40,773	45,058	93,817	105,260
72,754	81,954	161,832	295,306	352,742

7,494	3,176	7,888	16,402	4,508
98,267	37,481	50,138	83,244	59,942
91,824	45,932	101,858	120,089	91,008
1,005,777	678,776	1,054,868	1,568,866	1,405,567

(13,604)	(30,872)	(10,466)	(13,460)	(36,186)
(10,170)	(6,114)	(4,659)	(17,230)	(370)
(10,894)	(6,685)	(9,701)	(11,376)	(7,564)
(47,601)	(26,789)	(20,960)	(18,339)	(33,844)
(44,567)	(32,686)	(41,600)	(27,786)	(51,491)
(14,772)	(17,637)	(11,585)	(12,175)	(34,660)
(10,578)	(17,526)	(20,397)	(20,142)	(59,566)
853,591	540,467	935,500	1,448,358	1,181,886
3,303,832	1,684,751	4,561,425	8,854,301	6,086,660

The accompanying notes are an integral part of the financial statements.

90

MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2020

	MassMutual Select 20/80 Allocation Fund	MassMutual Select 40/60 Allocation Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	$402,399	$563,474
Investment transactions - affiliated issuers (Note 7)	(594,197)	(6,745,587)
Realized gain distributions - unaffiliated issuers	19,702	62,668
Realized gain distributions - affiliated issuers (Note 7)	2,928,513	8,291,977
Net realized gain (loss)	2,756,417	2,172,532
Net change in unrealized appreciation (depreciation) on:
Investment transactions - unaffiliated issuers	232,165	213,895
Investment transactions - affiliated issuers (Note 7)	4,024,771	11,933,770
Net change in unrealized appreciation (depreciation)	4,256,936	12,147,665
Net realized gain (loss) and change in unrealized appreciation (depreciation)	7,013,353	14,320,197
Net increase (decrease) in net assets resulting from operations	$12,289,382	$18,594,278

The accompanying notes are an integral part of the financial statements.

91

MassMutual Select 60/40 Allocation Fund	MassMutual Select 80/20 Allocation Fund	MassMutual RetireSMART by JPMorgan In Retirement Fund	MassMutual RetireSMART by JPMorgan 2020 Fund	MassMutual RetireSMART by JPMorgan 2025 Fund

$(131,040)	$(21,125)	$(448,956)	$(2,017,849)	$(1,825,417)
(9,974,899)	(8,024,852)	(2,243,448)	(5,782,091)	(6,370,260)
68,822	50,595	132,713	302,047	307,419
8,863,689	6,485,093	3,448,238	7,755,919	7,688,684
(1,173,428)	(1,510,289)	888,547	258,026	(199,574)

681,711	98,609	(908,482)	(933,971)	(780,110)
13,789,492	10,381,362	4,042,518	7,768,434	8,473,346
14,471,203	10,479,971	3,134,036	6,834,463	7,693,236
13,297,775	8,969,682	4,022,583	7,092,489	7,493,662
$16,601,607	$10,654,433	$8,584,008	$15,946,790	$13,580,322

The accompanying notes are an integral part of the financial statements.

92

MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2020

	MassMutual RetireSMART by JPMorgan 2030 Fund	MassMutual RetireSMART by JPMorgan 2035 Fund
Investment income (Note 2):
Dividends - unaffiliated issuers	$2,932,737	$1,249,888
Dividends - affiliated issuers (Note 7)	8,839,150	3,465,010
Total investment income	11,771,887	4,714,898
Expenses (Note 3):
Custody fees	9,370	9,995
Audit fees	32,411	32,524
Legal fees	11,536	5,464
Proxy fees	1,222	1,222
Accounting & Administration fees	57,345	57,062
Shareholder reporting fees	34,769	22,236
Trustees’ fees	22,693	9,812
Registration and filing fees	100,425	98,231
Transfer agent fees	2,728	2,978
	272,499	239,524
Administration fees:
Class R5	80,047	1,907
Service Class	70,200	12,355
Administrative Class	120,270	43,381
Class A	119,368	55,400
Class R4	87,651	69,986
Class R3	186,423	113,260
Distribution and Service fees:
Class A	198,945	92,333
Class R4	109,564	87,483
Class R3	466,058	283,149
Shareholder service fees:
Service Class	23,400	4,118
Administrative Class	120,270	43,381
Class A	119,368	55,400
Total expenses	1,974,063	1,101,677
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(7,997)	(23,644)
Class R5 fees reimbursed by adviser	(14,583)	(1,317)
Service Class fees reimbursed by adviser	(8,962)	(5,683)
Administrative Class fees reimbursed by adviser	(14,379)	(19,985)
Class A fees reimbursed by adviser	(15,313)	(25,585)
Class R4 fees reimbursed by adviser	(7,590)	(23,265)
Class R3 fees reimbursed by adviser	(17,494)	(39,100)
Net expenses:	1,887,745	963,098
Net investment income (loss)	9,884,142	3,751,800
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	(2,924,819)	(2,456,381)
Investment transactions - affiliated issuers (Note 7)	(23,752,269)	(10,114,263)
Realized gain distributions - unaffiliated issuers	668,458	341,703
Realized gain distributions - affiliated issuers (Note 7)	16,581,529	8,532,863
Net realized gain (loss)	(9,427,101)	(3,696,078)
Net change in unrealized appreciation (depreciation) on:
Investment transactions - unaffiliated issuers	(3,362,336)	(1,022,258)
Investment transactions - affiliated issuers (Note 7)	23,761,429	11,838,221
Net change in unrealized appreciation (depreciation)	20,399,093	10,815,963
Net realized gain (loss) and change in unrealized appreciation (depreciation)	10,971,992	7,119,885
Net increase (decrease) in net assets resulting from operations	$20,856,134	$10,871,685

The accompanying notes are an integral part of the financial statements.

93

MassMutual RetireSMART by JPMorgan 2040 Fund	MassMutual RetireSMART by JPMorgan 2045 Fund	MassMutual RetireSMART by JPMorgan 2050 Fund	MassMutual RetireSMART by JPMorgan 2055 Fund	MassMutual RetireSMART by JPMorgan 2060 Fund

$1,868,954	$811,056	$1,123,268	$357,106	$95,638
4,677,614	1,832,620	2,599,776	805,739	208,085
6,546,568	2,643,676	3,723,044	1,162,845	303,723

9,824	10,244	10,571	10,604	11,176
32,661	32,553	32,535	32,585	32,600
8,319	3,483	4,989	1,534	390
1,222	1,222	1,222	1,222	1,222
56,595	57,062	57,080	57,121	57,127
27,228	18,787	21,406	15,158	12,647
14,584	6,312	8,737	2,753	731
101,468	98,230	99,265	97,899	87,838
2,978	2,978	2,978	2,978	2,978
254,879	230,871	238,783	221,854	206,709

56,466	815	43,646	585	1,045
34,810	5,901	13,647	3,559	1,244
87,551	29,005	58,840	10,925	1,382
67,165	34,014	34,738	12,541	1,141
64,316	44,570	36,173	18,028	1,000
107,315	87,458	62,974	44,943	2,752

111,941	56,690	57,897	20,902	1,902
80,395	55,712	45,216	22,534	1,250
268,288	218,644	157,436	112,356	6,880

11,603	1,967	4,549	1,186	415
87,552	29,005	58,840	10,925	1,382
67,165	34,014	34,738	12,541	1,141
1,299,446	828,666	847,477	492,879	228,243

(13,705)	(27,959)	(16,956)	(28,686)	(134,843)
(25,467)	(1,279)	(49,257)	(2,267)	(13,839)
(10,826)	(6,175)	(10,372)	(9,175)	(10,971)
(26,299)	(30,324)	(43,966)	(28,136)	(12,185)
(20,197)	(35,573)	(26,359)	(32,202)	(10,064)
(14,600)	(34,827)	(20,226)	(34,801)	(6,606)
(24,400)	(68,610)	(35,719)	(86,587)	(18,204)
1,163,952	623,919	644,622	271,025	21,531
5,382,616	2,019,757	3,078,422	891,820	282,192

(4,708,592)	(1,818,233)	(3,367,197)	(681,914)	(142,085)
(22,209,491)	(8,520,877)	(14,663,544)	(2,621,576)	(753,100)
576,621	254,168	363,087	112,415	29,034
14,217,778	6,342,079	8,992,889	2,787,692	719,937
(12,123,684)	(3,742,863)	(8,674,765)	(403,383)	(146,214)

(2,085,775)	(568,856)	(731,686)	(358,902)	(88,814)
19,948,141	9,393,905	13,126,755	3,097,516	961,860
17,862,366	8,825,049	12,395,069	2,738,614	873,046
5,738,682	5,082,186	3,720,304	2,335,231	726,832
$11,121,298	$7,101,943	$6,798,726	$3,227,051	$1,009,024

The accompanying notes are an integral part of the financial statements.

94

MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2020

	MassMutual Select T. Rowe Price Retirement Balanced Fund	MassMutual Select T. Rowe Price Retirement 2005 Fund
Investment income (Note 2):
Dividends - unaffiliated issuers	$435,753	$117,157
Dividends - affiliated issuers (Note 7)	3,399,661	621,770
Total investment income	3,835,414	738,927
Expenses (Note 3):
Custody fees	9,523	9,565
Audit fees	27,144	27,144
Legal fees	5,172	808
Proxy fees	1,221	1,221
Accounting & Administration fees	34,118	34,118
Shareholder reporting fees	8,353	7,981
Trustees’ fees	5,784	1,086
Registration and filing fees	88,011	75,058
Transfer agent fees	2,483	2,483
	181,809	159,464
Management fees:
Class I	11,821	14,217
Class M5	115,866	8,070
Class M4	17,508	3,253
Class M3	6,023	1,206
Administration fees:
Class M5	150,777	10,343
Class M4	23,871	4,264
Class M3	8,591	1,904
Distribution and Service fees:
Class M4	47,801	8,531
Class M3	34,154	7,402
Total expenses	598,221	218,654
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(20,316)	(91,956)
Class M5 fees reimbursed by adviser	(155,590)	(47,058)
Class M4 fees reimbursed by adviser	(24,278)	(19,349)
Class M3 fees reimbursed by adviser	(8,620)	(8,578)
Net expenses:	389,417	51,713
Net investment income (loss)	3,445,997	687,214
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	(239,822)	(55,487)
Investment transactions - affiliated issuers (Note 7)	735,141	548,699
Realized gain distributions - affiliated issuers (Note 7)	2,003,517	343,001
Net realized gain (loss)	2,498,836	836,213
Net change in unrealized appreciation (depreciation) on:
Investment transactions - unaffiliated issuers	287,516	89,607
Investment transactions - affiliated issuers (Note 7)	5,686,779	804,127
Net change in unrealized appreciation (depreciation)	5,974,295	893,734
Net realized gain (loss) and change in unrealized appreciation (depreciation)	8,473,131	1,729,947
Net increase (decrease) in net assets resulting from operations	$11,919,128	$2,417,161

The accompanying notes are an integral part of the financial statements.

95

MassMutual Select T. Rowe Price Retirement 2010 Fund	MassMutual Select T. Rowe Price Retirement 2015 Fund	MassMutual Select T. Rowe Price Retirement 2020 Fund	MassMutual Select T. Rowe Price Retirement 2025 Fund	MassMutual Select T. Rowe Price Retirement 2030 Fund

$494,850	$448,472	$2,011,629	$1,254,467	$2,153,016
2,953,248	2,868,470	14,306,627	10,363,514	21,549,136
3,448,098	3,316,942	16,318,256	11,617,981	23,702,152

9,273	10,041	10,132	10,116	10,060
27,144	27,144	27,143	27,144	27,144
3,690	3,740	19,184	15,057	32,708
1,221	1,221	1,221	1,221	1,221
34,118	34,178	34,178	34,178	34,178
8,752	8,857	11,945	11,396	15,413
5,326	5,272	27,436	20,684	46,119
75,898	76,911	85,865	90,439	100,328
2,483	2,483	2,483	2,483	2,483
167,905	169,847	219,587	212,718	269,654

50,289	49,815	209,149	237,599	391,283
27,793	53,387	269,563	176,459	570,057
24,561	13,088	156,128	99,707	321,153
14,129	7,210	72,203	63,780	148,946

37,688	64,917	313,426	199,521	566,221
30,213	16,150	181,150	104,147	313,097
17,436	9,767	87,856	76,317	156,589

61,109	32,407	364,468	211,346	637,517
70,492	38,606	350,709	302,709	629,274
501,615	455,194	2,224,239	1,684,303	4,003,791

(100,127)	(91,768)	(123,054)	(134,141)	(145,570)
(43,594)	(75,559)	(125,084)	(83,174)	(169,103)
(35,646)	(18,741)	(71,904)	(45,386)	(93,895)
(20,850)	(11,057)	(34,224)	(30,760)	(44,867)
301,398	258,069	1,869,973	1,390,842	3,550,356
3,146,700	3,058,873	14,448,283	10,227,139	20,151,796

(314,688)	(280,479)	(1,413,554)	(901,604)	(1,673,596)
373,532	1,037,399	2,329,850	2,392,201	671,266
1,829,016	1,665,084	8,754,869	6,085,457	11,862,525
1,887,860	2,422,004	9,671,165	7,576,054	10,860,195

351,184	305,058	1,634,260	1,107,480	2,069,065
4,329,063	4,181,189	30,092,509	27,334,162	79,909,348
4,680,247	4,486,247	31,726,769	28,441,642	81,978,413
6,568,107	6,908,251	41,397,934	36,017,696	92,838,608
$9,714,807	$9,967,124	$55,846,217	$46,244,835	$112,990,404

The accompanying notes are an integral part of the financial statements.

96

MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2020

	MassMutual Select T. Rowe Price Retirement 2035 Fund	MassMutual Select T. Rowe Price Retirement 2040 Fund
Investment income (Note 2):
Dividends - unaffiliated issuers	$664,466	$777,150
Dividends - affiliated issuers (Note 7)	8,376,270	14,700,291
Total investment income	9,040,736	15,477,441
Expenses (Note 3):
Custody fees	9,404	9,348
Audit fees	27,144	27,144
Legal fees	12,911	24,777
Proxy fees	1,221	1,221
Accounting & Administration fees	34,107	34,107
Shareholder reporting fees	11,136	13,250
Trustees’ fees	18,676	34,639
Registration and filing fees	88,900	95,868
Transfer agent fees	2,483	2,483
	205,982	242,837
Management fees:
Class I	236,080	298,232
Class M5	211,986	505,884
Class M4	89,751	280,552
Class M3	71,163	126,565
Administration fees:
Class M5	204,713	450,915
Class M4	83,957	247,010
Class M3	69,918	118,973
Distribution and Service fees:
Class M4	170,962	505,828
Class M3	282,274	481,520
Total expenses	1,626,786	3,258,316
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(134,425)	(122,772)
Class M5 fees reimbursed by adviser	(96,711)	(150,859)
Class M4 fees reimbursed by adviser	(40,123)	(82,294)
Class M3 fees reimbursed by adviser	(32,665)	(38,509)
Net expenses:	1,322,862	2,863,882
Net investment income (loss)	7,717,874	12,613,559
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	(626,404)	(929,387)
Investment transactions - affiliated issuers (Note 7)	1,362,578	3,981,730
Realized gain distributions - affiliated issuers (Note 7)	4,327,162	6,983,352
Net realized gain (loss)	5,063,336	10,035,695
Net change in unrealized appreciation (depreciation) on:
Investment transactions - unaffiliated issuers	768,108	1,206,305
Investment transactions - affiliated issuers (Note 7)	33,908,027	69,258,040
Net change in unrealized appreciation (depreciation)	34,676,135	70,464,345
Net realized gain (loss) and change in unrealized appreciation (depreciation)	39,739,471	80,500,040
Net increase (decrease) in net assets resulting from operations	$47,457,345	$93,113,599

The accompanying notes are an integral part of the financial statements.

97

MassMutual Select T. Rowe Price Retirement 2045 Fund	MassMutual Select T. Rowe Price Retirement 2050 Fund	MassMutual Select T. Rowe Price Retirement 2055 Fund	MassMutual Select T. Rowe Price Retirement 2060 Fund

$183,925	$289,848	$95,275	$23,111
5,500,033	8,485,340	2,773,656	585,247
5,683,958	8,775,188	2,868,931	608,358

9,326	9,228	9,032	9,225
27,144	27,144	27,144	27,144
9,740	15,048	5,069	1,225
1,221	1,221	1,221	1,221
34,107	34,107	34,107	34,107
9,892	10,797	8,839	7,959
13,444	20,809	6,833	1,509
86,288	88,514	81,054	76,451
2,483	2,483	2,483	2,483
193,645	209,351	175,782	161,324

156,395	166,942	69,287	27,358
178,519	355,549	119,337	18,773
76,148	169,065	40,425	17,310
59,984	77,793	28,695	7,344

158,888	303,273	102,818	12,979
67,807	141,503	33,639	12,894
55,561	69,733	25,601	5,453

138,060	291,234	69,293	27,155
224,664	283,422	104,116	22,984
1,309,671	2,067,865	768,993	313,574

(103,244)	(86,225)	(66,892)	(71,941)
(89,698)	(133,446)	(96,179)	(40,312)
(38,180)	(62,470)	(31,778)	(39,770)
(30,966)	(30,106)	(23,803)	(16,829)
1,047,583	1,755,618	550,341	144,722
4,636,375	7,019,570	2,318,590	463,636

(270,647)	(412,224)	(138,924)	(28,390)
1,723,390	3,894,533	1,422,077	583,468
2,436,830	3,781,469	1,224,328	259,308
3,889,573	7,263,778	2,507,481	814,386

310,886	490,744	160,748	37,672
27,687,542	43,816,221	14,658,228	4,606,052
27,998,428	44,306,965	14,818,976	4,643,724
31,888,001	51,570,743	17,326,457	5,458,110
$36,524,376	$58,590,313	$19,645,047	$5,921,746

The accompanying notes are an integral part of the financial statements.

98

MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select 20/80 Allocation Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,276,029	$5,412,633
Net realized gain (loss)	2,756,417	1,107,539
Net change in unrealized appreciation (depreciation)	4,256,936	6,933,129
Net increase (decrease) in net assets resulting from operations	12,289,382	13,453,301
Distributions to shareholders (Note 2):
Class I	(665,330)	(456,635)
Class R5	(334,028)	(340,190)
Service Class	(457,166)	(396,511)
Administrative Class	(1,375,252)	(1,811,415)
Class A	(1,090,948)	(1,203,067)
Class R4	(5,853,418)	(5,116,375)
Class R3	(287,914)	(351,773)
Total distributions	(10,064,056)	(9,675,966)
Net fund share transactions (Note 5):
Class I	5,217,271	3,494,383
Class R5	(1,018,986)	(211,948)
Service Class	96,410,225	1,174,439
Administrative Class	1,136,442	(7,530,815)
Class A	(4,015,869)	(2,089,284)
Class R4	(109,333,406)	14,980,780
Class R3	(245,200)	(682,332)
Increase (decrease) in net assets from fund share transactions	(11,849,523)	9,135,223
Total increase (decrease) in net assets	(9,624,197)	12,912,558
Net assets
Beginning of year	217,597,761	204,685,203
End of year	$207,973,564	$217,597,761

The accompanying notes are an integral part of the financial statements.

99

MassMutual Select 40/60 Allocation Fund		MassMutual Select 60/40 Allocation Fund
Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

$4,274,081	$5,858,144	$3,303,832	$4,650,879
2,172,532	15,919,347	(1,173,428)	18,432,655
12,147,665	(11,008,818)	14,471,203	(16,784,046)
18,594,278	10,768,673	16,601,607	6,299,488

(3,067,300)	(1,282,311)	(2,104,500)	(1,681,179)
(1,195,477)	(2,363,743)	(1,817,642)	(1,504,204)
(950,280)	(1,032,379)	(865,363)	(1,040,049)
(5,744,770)	(7,634,289)	(8,086,145)	(11,431,456)
(7,168,948)	(7,802,596)	(7,599,728)	(9,053,344)
(4,091,189)	(3,153,518)	(3,401,000)	(3,190,043)
(872,839)	(1,001,709)	(1,677,229)	(2,012,259)
(23,090,803)	(24,270,545)	(25,551,607)	(29,912,534)

7,804,596	16,294,613	6,384,087	8,479,697
(161,145)	(14,086,453)	3,930,445	(384,705)
5,672,514	615,021	14,067,050	1,258,530
(16,901,882)	(11,820,906)	(19,460,610)	(2,871,542)
(10,597,656)	(4,750,920)	(3,104,290)	(4,215,607)
(8,666,670)	7,326,034	(13,480,452)	5,496,513
(64,451)	(1,609,640)	98,787	1,303,419
(22,914,694)	(8,032,251)	(11,564,983)	9,066,305
(27,411,219)	(21,534,123)	(20,514,983)	(14,546,741)

252,376,323	273,910,446	227,815,962	242,362,703
$224,965,104	$252,376,323	$207,300,979	$227,815,962

The accompanying notes are an integral part of the financial statements.

100

MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select 80/20 Allocation Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,684,751	$2,089,459
Net realized gain (loss)	(1,510,289)	10,069,595
Net change in unrealized appreciation (depreciation)	10,479,971	(10,341,071)
Net increase (decrease) in net assets resulting from operations	10,654,433	1,817,983
Distributions to shareholders (Note 2):
Class I	(3,311,847)	(2,594,461)
Class R5	(686,078)	(586,773)
Service Class	(306,858)	(362,897)
Administrative Class	(2,905,452)	(4,425,472)
Class A	(3,568,823)	(4,251,879)
Class R4	(2,305,120)	(2,263,160)
Class R3	(2,092,220)	(1,070,597)
Total distributions	(15,176,398)	(15,555,239)
Net fund share transactions (Note 5):
Class I	8,404,143	8,035,877
Class R5	1,454,685	(210,705)
Service Class	6,726,607	578,070
Administrative Class	(7,313,597)	(928,570)
Class A	1,519,459	404,980
Class R4	(2,393,487)	3,120,412
Class R3	9,828,838	1,555,830
Increase (decrease) in net assets from fund share transactions	18,226,648	12,555,894
Total increase (decrease) in net assets	13,704,683	(1,181,362)
Net assets
Beginning of year	120,052,585	121,233,947
End of year	$133,757,268	$120,052,585

The accompanying notes are an integral part of the financial statements.

101

MassMutual RetireSMART by JPMorgan In Retirement Fund		MassMutual RetireSMART by JPMorgan 2020 Fund
Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

$4,561,425	$2,249,155	$8,854,301	$9,994,966
888,547	(1,046,134)	258,026	8,789,481
3,134,036	12,418,808	6,834,463	(506,722)
8,584,008	13,621,829	15,946,790	18,277,725

(518,218)	(144,704)	(2,347,748)	(3,156,055)
(279,379)	(75,776)	(3,609,194)	(4,124,720)
(453,384)	(520,524)	(1,869,159)	(5,009,458)
(1,086,634)	(938,553)	(3,930,329)	(7,959,196)
(1,787,822)	(1,167,602)	(4,530,167)	(6,256,148)
(654,174)	(168,434)	(2,936,348)	(5,176,395)
(851,238)	(513,708)	(3,429,244)	(7,305,993)
(5,630,849)	(3,529,301)	(22,652,189)	(38,987,965)

3,222,301	12,586,418	8,067,393	17,088,046
(2,798,811)	6,938,660	(13,556,134)	45,907,464
1,090,814	2,149,395	3,677,369	(46,894,530)
(9,064,299)	15,772,241	(27,007,468)	(6,739,841)
9,714,744	40,579,974	15,341,022	702,607
(9,857,229)	18,076,961	(20,112,675)	(4,182,447)
(9,213,101)	22,227,107	(8,967,757)	(6,794,731)
(16,905,581)	118,330,756	(42,558,250)	(913,432)
(13,952,422)	128,423,284	(49,263,649)	(21,623,672)

204,586,731	76,163,447	393,627,636	415,251,308
$190,634,309	$204,586,731	$344,363,987	$393,627,636

The accompanying notes are an integral part of the financial statements.

102

MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual RetireSMART by JPMorgan 2025 Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,086,660	$6,411,942
Net realized gain (loss)	(199,574)	10,764,491
Net change in unrealized appreciation (depreciation)	7,693,236	(4,769,325)
Net increase (decrease) in net assets resulting from operations	13,580,322	12,407,108
Distributions to shareholders (Note 2):
Class I	(3,525,433)	(3,641,934)
Class R5	(33,248)	(5,683)
Service Class	(720,145)	(1,792,633)
Administrative Class	(3,214,269)	(4,672,252)
Class A	(4,524,795)	(3,514,932)
Class R4	(4,605,538)	(6,739,429)
Class R3	(5,720,526)	(8,904,717)
Total distributions	(22,343,954)	(29,271,580)
Net fund share transactions (Note 5):
Class I	8,934,793	20,113,089
Class R5	(58,391)	458,099
Service Class	906,103	(8,923,885)
Administrative Class	(2,635,063)	(1,023,462)
Class A	17,071,280	15,026,057
Class R4	(25,882,256)	(3,104,960)
Class R3	(10,195,578)	(3,557,826)
Increase (decrease) in net assets from fund share transactions	(11,859,112)	18,987,112
Total increase (decrease) in net assets	(20,622,744)	2,122,640
Net assets
Beginning of year	285,537,576	283,414,936
End of year	$264,914,832	$285,537,576

The accompanying notes are an integral part of the financial statements.

103

MassMutual RetireSMART by JPMorgan 2030 Fund		MassMutual RetireSMART by JPMorgan 2035 Fund
Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

$9,884,142	$11,122,925	$3,751,800	$4,578,281
(9,427,101)	32,189,895	(3,696,078)	15,002,435
20,399,093	(23,133,616)	10,815,963	(13,446,943)
20,856,134	20,179,204	10,871,685	6,133,773

(4,184,783)	(4,461,097)	(4,031,218)	(3,557,363)
(8,663,794)	(6,897,350)	(200,233)	(15,945)
(4,185,363)	(8,708,981)	(876,054)	(1,396,330)
(8,581,994)	(12,618,240)	(3,149,269)	(3,771,444)
(7,025,120)	(7,801,913)	(3,818,540)	(3,169,502)
(5,301,308)	(7,808,568)	(5,295,963)	(6,389,269)
(8,817,879)	(14,006,420)	(6,232,186)	(7,734,831)
(46,760,241)	(62,302,569)	(23,603,463)	(26,034,684)

8,934,448	24,084,019	10,414,382	13,717,802
(6,090,593)	76,105,683	562,726	1,618,228
7,316,633	(61,042,834)	557,419	(3,683,781)
(31,975,779)	10,657,675	(1,846,880)	1,933,210
21,400,149	3,840,359	9,636,980	3,343,896
(19,986,599)	(5,169,898)	(20,981,152)	(2,003,823)
(9,730,904)	(5,334,432)	(3,506,402)	(1,859,248)
(30,132,645)	43,140,572	(5,162,927)	13,066,284
(56,036,752)	1,017,207	(17,894,705)	(6,834,627)

516,267,780	515,250,573	221,011,901	227,846,528
$460,231,028	$516,267,780	$203,117,196	$221,011,901

The accompanying notes are an integral part of the financial statements.

104

MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual RetireSMART by JPMorgan 2040 Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,382,616	$6,479,465
Net realized gain (loss)	(12,123,684)	27,220,107
Net change in unrealized appreciation (depreciation)	17,862,366	(24,759,757)
Net increase (decrease) in net assets resulting from operations	11,121,298	8,939,815
Distributions to shareholders (Note 2):
Class I	(3,486,911)	(2,736,758)
Class R5	(7,170,479)	(4,654,320)
Service Class	(2,410,262)	(5,250,215)
Administrative Class	(7,435,074)	(9,079,419)
Class A	(4,677,279)	(4,336,919)
Class R4	(4,678,634)	(5,533,240)
Class R3	(5,904,393)	(7,786,600)
Total distributions	(35,763,032)	(39,377,471)
Net fund share transactions (Note 5):
Class I	10,932,358	17,488,614
Class R5	(3,163,957)	52,614,192
Service Class	4,121,955	(39,014,312)
Administrative Class	(18,471,734)	9,514,682
Class A	10,303,574	1,348,592
Class R4	(15,663,646)	1,450,234
Class R3	(2,197,553)	1,537,468
Increase (decrease) in net assets from fund share transactions	(14,139,003)	44,939,470
Total increase (decrease) in net assets	(38,780,737)	14,501,814
Net assets
Beginning of year	334,664,360	320,162,546
End of year	$295,883,623	$334,664,360

The accompanying notes are an integral part of the financial statements.

105

MassMutual RetireSMART by JPMorgan 2045 Fund		MassMutual RetireSMART by JPMorgan 2050 Fund
Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

$2,019,757	$2,625,526	$3,078,422	$3,676,721
(3,742,863)	11,727,812	(8,674,765)	15,948,089
8,825,049	(10,938,015)	12,395,069	(14,162,578)
7,101,943	3,415,323	6,798,726	5,462,232

(2,290,625)	(1,763,124)	(1,787,053)	(1,550,399)
(91,363)	(18,331)	(5,204,699)	(3,893,659)
(455,111)	(1,113,350)	(933,843)	(2,771,186)
(2,243,119)	(2,297,794)	(5,193,345)	(6,259,727)
(2,397,261)	(1,924,872)	(2,344,984)	(2,376,030)
(3,505,240)	(3,532,658)	(2,525,281)	(2,965,880)
(5,160,018)	(5,793,557)	(3,256,926)	(5,047,633)
(16,142,737)	(16,443,686)	(21,246,131)	(24,864,514)

3,220,326	10,348,795	3,951,882	9,849,042
228,513	609,181	3,739,490	39,620,995
719,909	(5,080,655)	2,152,774	(28,387,351)
(686,142)	4,890,013	(15,192,046)	13,052,803
9,424,215	1,705,007	6,851,120	2,424,990
(9,177,068)	2,006,332	(6,244,152)	3,022,991
(995,947)	2,134,444	82,958	(797,829)
2,733,806	16,613,117	(4,657,974)	38,785,641
(6,306,988)	3,584,754	(19,105,379)	19,383,359

141,950,699	138,365,945	199,782,868	180,399,509
$135,643,711	$141,950,699	$180,677,489	$199,782,868

The accompanying notes are an integral part of the financial statements.

106

MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual RetireSMART by JPMorgan 2055 Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$891,820	$1,098,473
Net realized gain (loss)	(403,383)	2,966,198
Net change in unrealized appreciation (depreciation)	2,738,614	(2,393,171)
Net increase (decrease) in net assets resulting from operations	3,227,051	1,671,500
Distributions to shareholders (Note 2):
Class I	(904,107)	(668,592)
Class R5	(61,240)	(27,380)
Service Class	(261,894)	(673,919)
Administrative Class	(786,245)	(745,615)
Class A	(851,085)	(658,269)
Class R4	(1,390,113)	(1,284,484)
Class R3	(2,315,797)	(2,425,873)
Class M5	—	—
Class M4	—	—
Class M3	—	—
Total distributions	(6,570,481)	(6,484,132)
Net fund share transactions (Note 5):
Class I	1,885,454	4,276,660
Class R5	133,694	322,389
Service Class	329,758	(2,661,756)
Administrative Class	(528,451)	2,601,541
Class A	2,935,337	999,495
Class R4	(4,381,002)	2,194,809
Class R3	3,218,859	2,803,243
Class M5	—	—
Class M4	—	—
Class M3	—	—
Increase (decrease) in net assets from fund share transactions	3,593,649	10,536,381
Total increase (decrease) in net assets	250,219	5,723,749
Net assets
Beginning of year	60,973,858	55,250,109
End of year	$61,224,077	$60,973,858

The accompanying notes are an integral part of the financial statements.

107

MassMutual RetireSMART by JPMorgan 2060 Fund		MassMutual Select T. Rowe Price Retirement Balanced Fund
Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

$282,192	$343,017	$3,445,997	$810,153
(146,214)	789,382	2,498,836	805,565
873,046	(879,757)	5,974,295	1,382,358
1,009,024	252,642	11,919,128	2,998,076

(1,264,216)	(1,494,091)	(426,283)	(302,771)
(163,846)	(44,637)	—	—
(66,555)	(93,014)	—	—
(85,772)	(57,919)	—	—
(55,176)	(38,502)	—	—
(49,173)	(33,943)	—	—
(92,975)	(101,371)	—	—
—	—	(3,719,842)	(273,993)
—	—	(543,452)	(420,708)
—	—	(179,071)	(194,378)
(1,777,713)	(1,863,477)	(4,868,648)	(1,191,850)

460,001	291,567	3,474,224	8,369,697
(146,078)	927,279	—	—
886,453	(50,021)	—	—
663,315	259,051	—	—
747,737	163,803	—	—
409,734	131,381	—	—
606,974	362,207	—	—
—	—	1,971,858	109,014,199
—	—	846,223	3,297,286
—	—	(1,625,554)	915,469
3,628,136	2,085,267	4,666,751	121,596,651
2,859,447	474,432	11,717,231	123,402,877

15,262,372	14,787,940	158,612,088	35,209,211
$18,121,819	$15,262,372	$170,329,319	$158,612,088

The accompanying notes are an integral part of the financial statements.

108

MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Retirement 2005 Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$687,214	$368,145
Net realized gain (loss)	836,213	227,604
Net change in unrealized appreciation (depreciation)	893,734	960,786
Net increase (decrease) in net assets resulting from operations	2,417,161	1,556,535
Distributions to shareholders (Note 2):
Class I	(609,704)	(196,650)
Class M5	(388,470)	(144,916)
Class M4	(146,977)	(34,772)
Class M3	(61,261)	(15,251)
Total distributions	(1,206,412)	(391,589)
Net fund share transactions (Note 5):
Class I	5,511,651	7,792,141
Class M5	(219,855)	343,170
Class M4	226,625	948,409
Class M3	(355,335)	596,130
Increase (decrease) in net assets from fund share transactions	5,163,086	9,679,850
Total increase (decrease) in net assets	6,373,835	10,844,796
Net assets
Beginning of year	26,484,627	15,639,831
End of year	$32,858,462	$26,484,627

The accompanying notes are an integral part of the financial statements.

109

MassMutual Select T. Rowe Price Retirement 2010 Fund		MassMutual Select T. Rowe Price Retirement 2015 Fund
Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

$3,146,700	$2,760,205	$3,058,873	$2,323,811
1,887,860	2,600,786	2,422,004	1,668,534
4,680,247	1,977,342	4,486,247	3,194,872
9,714,807	7,338,333	9,967,124	7,187,217

(3,445,570)	(1,324,019)	(2,885,875)	(928,545)
(1,668,689)	(781,704)	(2,519,440)	(1,194,090)
(1,239,970)	(517,025)	(569,800)	(240,259)
(585,880)	(273,398)	(347,634)	(182,792)
(6,940,109)	(2,896,146)	(6,322,749)	(2,545,686)

4,764,950	43,523,680	7,426,486	26,867,843
(2,178,351)	(3,026,064)	91,642	(2,587,815)
6,622,384	2,254,863	(1,264,238)	1,290,307
263,170	(1,790,309)	(1,590,026)	655,776
9,472,153	40,962,170	4,663,864	26,226,111
12,246,851	45,404,357	8,308,239	30,867,642

133,742,714	88,338,357	131,031,617	100,163,975
$145,989,565	$133,742,714	$139,339,856	$131,031,617

The accompanying notes are an integral part of the financial statements.

110

MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Retirement 2020 Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$14,448,283	$11,319,127
Net realized gain (loss)	9,671,165	11,358,535
Net change in unrealized appreciation (depreciation)	31,726,769	11,471,503
Net increase (decrease) in net assets resulting from operations	55,846,217	34,149,165
Distributions to shareholders (Note 2):
Class I	(10,363,843)	(3,437,606)
Class M5	(11,773,999)	(5,153,643)
Class M4	(6,438,259)	(2,930,615)
Class M3	(2,884,412)	(1,236,920)
Total distributions	(31,460,513)	(12,758,784)
Net fund share transactions (Note 5):
Class I	37,296,084	101,082,244
Class M5	(2,901,399)	1,606,298
Class M4	7,475,946	6,097,108
Class M3	(11,672,837)	(3,368,135)
Increase (decrease) in net assets from fund share transactions	30,197,794	105,417,515
Total increase (decrease) in net assets	54,583,498	126,807,896
Net assets
Beginning of year	692,735,564	565,927,668
End of year	$747,319,062	$692,735,564

The accompanying notes are an integral part of the financial statements.

111

MassMutual Select T. Rowe Price Retirement 2025 Fund		MassMutual Select T. Rowe Price Retirement 2030 Fund
Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

$10,227,139	$6,126,578	$20,151,796	$13,991,159
7,576,054	6,592,832	10,860,195	15,010,351
28,441,642	11,862,860	81,978,413	23,057,459
46,244,835	24,582,270	112,990,404	52,058,969

(8,251,898)	(2,301,367)	(12,184,030)	(3,891,424)
(6,246,014)	(2,822,407)	(15,961,122)	(7,185,026)
(2,919,051)	(1,125,831)	(8,242,876)	(3,874,767)
(2,073,164)	(836,639)	(3,768,988)	(1,667,890)
(19,490,127)	(7,086,244)	(40,157,016)	(16,619,107)

69,635,135	112,277,935	78,496,248	166,728,300
(3,069,398)	2,917,847	27,708,646	15,207,255
3,913,755	17,677,580	37,476,948	46,144,131
(11,842,908)	17,599,368	(14,306,054)	3,405,026
58,636,584	150,472,730	129,375,788	231,484,712
85,391,292	167,968,756	202,209,176	266,924,574

502,624,995	334,656,239	1,141,793,505	874,868,931
$588,016,287	$502,624,995	$1,344,002,681	$1,141,793,505

The accompanying notes are an integral part of the financial statements.

112

MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Retirement 2035 Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$7,717,874	$4,324,814
Net realized gain (loss)	5,063,336	4,540,403
Net change in unrealized appreciation (depreciation)	34,676,135	11,516,104
Net increase (decrease) in net assets resulting from operations	47,457,345	20,381,321
Distributions to shareholders (Note 2):
Class I	(5,823,869)	(1,666,648)
Class M5	(5,107,092)	(2,205,200)
Class M4	(1,892,688)	(790,206)
Class M3	(1,461,360)	(664,471)
Total distributions	(14,285,009)	(5,326,525)
Net fund share transactions (Note 5):
Class I	62,490,258	94,496,456
Class M5	10,492,516	14,829,949
Class M4	5,552,384	9,883,555
Class M3	(2,250,445)	5,650,985
Increase (decrease) in net assets from fund share transactions	76,284,713	124,860,945
Total increase (decrease) in net assets	109,457,049	139,915,741
Net assets
Beginning of year	451,619,875	311,704,134
End of year	$561,076,924	$451,619,875

The accompanying notes are an integral part of the financial statements.

113

MassMutual Select T. Rowe Price Retirement 2040 Fund		MassMutual Select T. Rowe Price Retirement 2045 Fund
Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

$12,613,559	$7,768,695	$4,636,375	$2,454,781
10,035,695	7,068,904	3,889,573	2,210,928
70,464,345	19,686,866	27,998,428	8,883,112
93,113,599	34,524,465	36,524,376	13,548,821

(6,514,109)	(2,134,692)	(3,036,511)	(854,193)
(9,674,007)	(4,636,177)	(3,248,992)	(1,521,303)
(4,927,004)	(2,394,399)	(1,257,426)	(523,651)
(2,051,897)	(895,414)	(924,255)	(409,006)
(23,167,017)	(10,060,682)	(8,467,184)	(3,308,153)

57,812,409	113,452,266	32,117,695	65,717,446
39,294,656	14,816,788	12,101,747	10,625,063
45,523,784	51,651,032	2,574,232	11,852,221
(4,111,688)	6,009,488	(1,676,585)	7,769,839
138,519,161	185,929,574	45,117,089	95,964,569
208,465,743	210,393,357	73,174,281	106,205,237

845,615,193	635,221,836	329,295,222	223,089,985
$1,054,080,936	$845,615,193	$402,469,503	$329,295,222

The accompanying notes are an integral part of the financial statements.

114

MassMutual Select Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Retirement 2050 Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$7,019,570	$4,161,586
Net realized gain (loss)	7,263,778	3,158,922
Net change in unrealized appreciation (depreciation)	44,306,965	12,482,197
Net increase (decrease) in net assets resulting from operations	58,590,313	19,802,705
Distributions to shareholders (Note 2):
Class I	(3,187,897)	(942,819)
Class M5	(5,841,778)	(2,833,186)
Class M4	(2,486,626)	(1,271,412)
Class M3	(1,051,810)	(452,516)
Total distributions	(12,568,111)	(5,499,933)
Net fund share transactions (Note 5):
Class I	27,930,668	69,278,443
Class M5	36,815,399	19,215,697
Class M4	31,840,095	28,317,325
Class M3	(88,666)	7,752,970
Increase (decrease) in net assets from fund share transactions	96,497,496	124,564,435
Total increase (decrease) in net assets	142,519,698	138,867,207
Net assets
Beginning of year	505,273,975	366,406,768
End of year	$647,793,673	$505,273,975

The accompanying notes are an integral part of the financial statements.

115

MassMutual Select T. Rowe Price Retirement 2055 Fund		MassMutual Select T. Rowe Price Retirement 2060 Fund
Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

$2,318,590	$1,184,169	$463,636	$154,315
2,507,481	1,171,161	814,386	103,359
14,818,976	4,649,341	4,643,724	1,084,744
19,645,047	7,004,671	5,921,746	1,342,418

(1,226,648)	(331,818)	(372,583)	(77,246)
(2,060,990)	(880,982)	(226,185)	(60,999)
(606,864)	(226,477)	(225,270)	(73,216)
(421,625)	(164,088)	(79,445)	(32,275)
(4,316,127)	(1,603,365)	(903,483)	(243,736)

16,286,748	27,616,493	11,203,601	10,053,285
13,407,392	13,548,353	5,968,348	4,466,830
4,472,997	6,752,157	4,848,242	4,341,433
1,158,309	5,647,786	1,899,738	1,204,199
35,325,446	53,564,789	23,919,929	20,065,747
50,654,366	58,966,095	28,938,192	21,164,429

166,685,779	107,719,684	33,858,639	12,694,210
$217,340,145	$166,685,779	$62,796,831	$33,858,639

The accompanying notes are an integral part of the financial statements.

116

MassMutual Select 20/80 Allocation Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 10.15	$ 0.25	$ 0.45	$ 0.70	$ (0.31)	$ (0.20)	$ —	$ (0.51)	$ 10.34	7.09%	$ 17,848	0.11%	0.02%	2.49%
9/30/19	10.02	0.27	0.37	0.64	(0.32)	(0.19)	—	(0.51)	10.15	6.95%	12,197	0.12%	0.02%	2.78%
9/30/18	10.04	0.23	0.04	0.27	(0.29)	—	—	(0.29)	10.02	2.71%	8,431	0.12%	0.02%	2.27%
9/30/17	9.72	0.09	0.46	0.55	(0.22)	—	(0.01)	(0.23)	10.04	5.86%	6,399	0.12%	0.03%	0.88%
9/30/16	9.40	0.23	0.38	0.61	(0.26)	(0.03)	—	(0.29)	9.72	6.66%	288	0.13%	0.02%	2.46%
Class R5
9/30/20	$ 10.14	$ 0.28	$ 0.40	$ 0.68	$ (0.30)	$ (0.20)	$ —	$ (0.50)	$ 10.32	6.89%	$ 5,946	0.21%	0.12%	2.85%
9/30/19	10.01	0.29	0.34	0.63	(0.31)	(0.19)	—	(0.50)	10.14	6.83%	6,919	0.22%	0.12%	2.96%
9/30/18	10.02	0.34	(0.07)	0.27	(0.28)	—	—	(0.28)	10.01	2.72%	7,023	0.22%	0.13%	3.45%
9/30/17	9.70	0.17	0.37	0.54	(0.21)	—	(0.01)	(0.22)	10.02	5.77%	11,556	0.22%	0.13%	1.76%
9/30/16	9.39	0.23	0.36	0.59	(0.25)	(0.03)	—	(0.28)	9.70	6.49%	9,490	0.23%	0.12%	2.43%
Service Class
9/30/20	$ 10.13	$ 0.05	$ 0.63	$ 0.68	$ (0.29)	$ (0.20)	$ —	$ (0.49)	$ 10.32	6.90%	$ 114,464	0.31%	0.22%	0.51%
9/30/19	10.01	0.27	0.34	0.61	(0.30)	(0.19)	—	(0.49)	10.13	6.62%	9,225	0.32%	0.22%	2.74%
9/30/18	10.02	0.23	0.03	0.26	(0.27)	—	—	(0.27)	10.01	2.61%	7,882	0.32%	0.22%	2.27%
9/30/17	9.69	0.17	0.37	0.54	(0.20)	—	(0.01)	(0.21)	10.02	5.72%	7,138	0.32%	0.23%	1.80%
9/30/16	9.37	0.28	0.30	0.58	(0.23)	(0.03)	—	(0.26)	9.69	6.39%	8,032	0.33%	0.22%	3.03%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	33%	39%	62%	39%	69%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

117

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 10.14	$ 0.22	$ 0.44	$ 0.66	$ (0.27)	$ (0.20)	$ —	$ (0.47)	$ 10.33	6.72%	$ 34,036	0.41%	0.32%	2.17%
9/30/19	10.01	0.28	0.33	0.61	(0.29)	(0.19)	—	(0.48)	10.14	6.57%	32,206	0.42%	0.32%	2.87%
9/30/18	10.02	0.27	(0.02)	0.25	(0.26)	—	—	(0.26)	10.01	2.50%	39,271	0.42%	0.33%	2.72%
9/30/17	9.70	0.16	0.36	0.52	(0.19)	—	(0.01)	(0.20)	10.02	5.53%	52,556	0.42%	0.33%	1.64%
9/30/16	9.38	0.22	0.36	0.58	(0.23)	(0.03)	—	(0.26)	9.70	6.33%	53,140	0.43%	0.32%	2.39%
Class A
9/30/20	$ 10.19	$ 0.23	$ 0.41	$ 0.64	$ (0.25)	$ (0.20)	$ —	$ (0.45)	$ 10.38	6.45%	$ 22,073	0.66%	0.57%	2.30%
9/30/19	10.05	0.25	0.34	0.59	(0.26)	(0.19)	—	(0.45)	10.19	6.34%	25,898	0.67%	0.57%	2.59%
9/30/18	10.05	0.23	0.00[d]	0.23	(0.23)	—	—	(0.23)	10.05	2.30%	27,681	0.67%	0.58%	2.25%
9/30/17	9.68	0.15	0.35	0.50	(0.12)	—	(0.01)	(0.13)	10.05	5.29%	32,580	0.67%	0.58%	1.50%
9/30/16	9.36	0.24	0.31	0.55	(0.20)	(0.03)	—	(0.23)	9.68	6.03%	39,639	0.68%	0.57%	2.56%
Class R4
9/30/20	$ 10.04	$ 0.39	$ 0.25	$ 0.64	$ (0.27)	$ (0.20)	$ —	$ (0.47)	$ 10.21	6.51%	$ 6,643	0.56%	0.47%	3.94%
9/30/19	9.92	0.24	0.35	0.59	(0.28)	(0.19)	—	(0.47)	10.04	6.42%	124,050	0.57%	0.47%	2.47%
9/30/18	9.94	0.22	0.01	0.23	(0.25)	—	—	(0.25)	9.92	2.31%	106,763	0.57%	0.48%	2.24%
9/30/17	9.64	0.13	0.38	0.51	(0.20)	—	(0.01)	(0.21)	9.94	5.41%	98,559	0.57%	0.48%	1.37%
9/30/16	9.36	0.00[d]	0.56	0.56	(0.25)	(0.03)	—	(0.28)	9.64	6.13%	81,328	0.58%	0.47%	0.05%
Class R3
9/30/20	$ 10.01	$ 0.21	$ 0.41	$ 0.62	$ (0.23)	$ (0.20)	$ —	$ (0.43)	$ 10.20	6.32%	$ 6,964	0.81%	0.72%	2.11%
9/30/19	9.89	0.22	0.34	0.56	(0.25)	(0.19)	—	(0.44)	10.01	6.15%	7,102	0.82%	0.72%	2.30%
9/30/18	9.91	0.20	0.01	0.21	(0.23)	—	—	(0.23)	9.89	2.10%	7,635	0.82%	0.73%	2.03%
9/30/17	9.61	0.10	0.38	0.48	(0.17)	—	(0.01)	(0.18)	9.91	5.13%	7,538	0.82%	0.73%	1.00%
9/30/16	9.33	0.09	0.45	0.54	(0.23)	(0.03)	—	(0.26)	9.61	5.96%	5,155	0.83%	0.72%	1.00%

The accompanying notes are an integral part of the financial statements.

118

MassMutual Select 40/60 Allocation Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 9.93	$ 0.18	$ 0.71	$ 0.89	$ (0.24)	$ (0.78)	$ (1.02)	$ 9.80	9.29%	$ 36,725	0.10%	0.04%	1.94%
9/30/19	10.58	0.21	0.13	0.34	(0.31)	(0.68)	(0.99)	9.93	4.69%	28,843	0.10%	0.04%	2.13%
9/30/18	10.31	0.16	0.47	0.63	(0.34)	(0.02)	(0.36)	10.58	6.21%	12,666	0.09%	0.05%	1.50%
9/30/17	9.53	0.04	0.96	1.00	(0.22)	—	(0.22)	10.31	10.72%	7,078	0.08%	0.07%	0.40%
9/30/16	9.14	0.45	0.28	0.73	(0.23)	(0.11)	(0.34)	9.53	8.18%	198	0.08%	0.04%	4.89%
Class R5
9/30/20	$ 9.94	$ 0.22	$ 0.65	$ 0.87	$ (0.22)	$ (0.78)	(1.00)	$ 9.81	9.12%	$ 9,331	0.20%	0.14%	2.34%
9/30/19	10.57	0.28	0.06	0.34	(0.29)	(0.68)	(0.97)	9.94	4.76%	9,972	0.20%	0.14%	2.88%
9/30/18	10.31	0.29	0.32	0.61	(0.33)	(0.02)	(0.35)	10.57	6.01%	25,611	0.19%	0.15%	2.78%
9/30/17	9.53	0.15	0.84	0.99	(0.21)	—	(0.21)	10.31	10.62%	41,947	0.18%	0.16%	1.52%
9/30/16	9.13	0.20	0.53	0.73	(0.22)	(0.11)	(0.33)	9.53	8.21%	39,100	0.18%	0.14%	2.16%
Service Class
9/30/20	$ 9.98	$ 0.13	$ 0.73	$ 0.86	$ (0.21)	$ (0.78)	$ (0.99)	$ 9.85	8.98%	$ 17,683	0.30%	0.24%	1.37%
9/30/19	10.62	0.23	0.10	0.33	(0.29)	(0.68)	(0.97)	9.98	4.53%	11,427	0.30%	0.24%	2.35%
9/30/18	10.35	0.10	0.51	0.61	(0.32)	(0.02)	(0.34)	10.62	5.97%	11,330	0.29%	0.25%	0.96%
9/30/17	9.55	0.17	0.82	0.99	(0.19)	—	(0.19)	10.35	10.53%	4,509	0.28%	0.26%	1.77%
9/30/16	9.14	0.25	0.46	0.71	(0.19)	(0.11)	(0.30)	9.55	7.98%	5,623	0.28%	0.24%	2.76%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	52%	43%	52%	30%	62%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

119

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 9.96	$ 0.19	$ 0.67	$ 0.86	$ (0.20)	$ (0.78)	$ (0.98)	$ 9.84	8.94%	$ 53,133	0.40%	0.34%	1.98%
9/30/19	10.59	0.23	0.09	0.32	(0.27)	(0.68)	(0.95)	9.96	4.50%	70,893	0.40%	0.34%	2.40%
9/30/18	10.32	0.23	0.37	0.60	(0.31)	(0.02)	(0.33)	10.59	5.86%	87,160	0.39%	0.35%	2.18%
9/30/17	9.54	0.12	0.85	0.97	(0.19)	—	(0.19)	10.32	10.36%	98,641	0.38%	0.36%	1.26%
9/30/16	9.14	0.20	0.51	0.71	(0.20)	(0.11)	(0.31)	9.54	7.92%	105,186	0.38%	0.34%	2.22%
Class A
9/30/20	$ 9.99	$ 0.16	$ 0.67	$ 0.83	$ (0.18)	$ (0.78)	$ (0.96)	$ 9.86	8.56%	$ 69,682	0.65%	0.59%	1.67%
9/30/19	10.61	0.21	0.09	0.30	(0.24)	(0.68)	(0.92)	9.99	4.24%	81,959	0.65%	0.59%	2.13%
9/30/18	10.34	0.20	0.37	0.57	(0.28)	(0.02)	(0.30)	10.61	5.56%	91,459	0.64%	0.60%	1.90%
9/30/17	9.54	0.11	0.85	0.96	(0.16)	—	(0.16)	10.34	10.22%	115,392	0.63%	0.61%	1.18%
9/30/16	9.14	0.17	0.51	0.68	(0.17)	(0.11)	(0.28)	9.54	7.59%	138,758	0.63%	0.59%	1.85%
Class R4
9/30/20	$ 9.88	$ 0.18	$ 0.67	$ 0.85	$ (0.20)	$ (0.78)	$ (0.98)	$ 9.75	8.87%	$ 29,626	0.55%	0.49%	1.96%
9/30/19	10.53	0.19	0.10	0.29	(0.26)	(0.68)	(0.94)	9.88	4.19%	40,232	0.55%	0.49%	2.02%
9/30/18	10.26	0.18	0.41	0.59	(0.30)	(0.02)	(0.32)	10.53	5.80%	34,455	0.54%	0.50%	1.69%
9/30/17	9.50	0.10	0.85	0.95	(0.19)	—	(0.19)	10.26	10.25%	28,109	0.53%	0.51%	1.06%
9/30/16	9.13	0.03	0.66	0.69	(0.21)	(0.11)	(0.32)	9.50	7.72%	21,403	0.53%	0.49%	0.31%
Class R3
9/30/20	$ 9.86	$ 0.14	$ 0.68	$ 0.82	$ (0.16)	$ (0.78)	$ (0.94)	$ 9.74	8.56%	$ 8,785	0.80%	0.74%	1.46%
9/30/19	10.50	0.18	0.09	0.27	(0.23)	(0.68)	(0.91)	9.86	3.95%	9,050	0.80%	0.74%	1.90%
9/30/18	10.24	0.18	0.37	0.55	(0.27)	(0.02)	(0.29)	10.50	5.46%	11,230	0.79%	0.75%	1.73%
9/30/17	9.47	0.07	0.86	0.93	(0.16)	—	(0.16)	10.24	10.04%	12,819	0.78%	0.76%	0.72%
9/30/16	9.12	0.13	0.53	0.66	(0.20)	(0.11)	(0.31)	9.47	7.45%	8,773	0.78%	0.74%	1.38%

The accompanying notes are an integral part of the financial statements.

120

MassMutual Select 60/40 Allocation Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 9.90	$ 0.16	$ 0.71	$ 0.87	$ (0.21)	$ (1.06)	$ (1.27)	$ 9.50	9.14%	$ 21,696	0.11%	0.04%	1.73%
9/30/19	11.21	0.21	(0.12)aa	0.09	(0.32)	(1.08)	(1.40)	9.90	3.17%	15,679	0.11%	0.04%	2.19%
9/30/18	10.77	0.20	0.75	0.95	(0.40)	(0.11)	(0.51)	11.21	9.07%	8,011	0.10%	0.06%	1.84%
9/30/17	9.55	0.02	1.41	1.43	(0.21)	—	(0.21)	10.77	15.26%	10,236	0.10%	0.09%	0.24%
9/30/16	9.10	0.36	0.47	0.83	(0.20)	(0.18)	(0.38)	9.55	9.39%	110	0.09%	0.04%	3.85%
Class R5
9/30/20	$ 9.91	$ 0.18	$ 0.67	$ 0.85	$ (0.20)	$ (1.06)	$ (1.26)	$ 9.50	8.93%	$ 15,435	0.21%	0.14%	1.92%
9/30/19	11.21	0.22	(0.14)aa	0.08	(0.30)	(1.08)	(1.38)	9.91	3.12%	12,028	0.21%	0.14%	2.21%
9/30/18	10.77	0.29	0.65	0.94	(0.39)	(0.11)	(0.50)	11.21	8.96%	13,583	0.20%	0.16%	2.60%
9/30/17	9.55	0.12	1.30	1.42	(0.20)	—	(0.20)	10.77	15.16%	21,697	0.20%	0.17%	1.24%
9/30/16	9.09	0.19	0.64	0.83	(0.19)	(0.18)	(0.37)	9.55	9.43%	22,452	0.19%	0.14%	2.09%
Service Class
9/30/20	$ 9.93	$ 0.07	$ 0.79	$ 0.86	$ (0.19)	$ (1.06)	$ (1.25)	$ 9.54	8.94%	$ 25,087	0.31%	0.24%	0.76%
9/30/19	11.24	0.20	(0.14)aa	0.06	(0.29)	(1.08)	(1.37)	9.93	2.90%	9,014	0.31%	0.24%	2.03%
9/30/18	10.80	0.11	0.82	0.93	(0.38)	(0.11)	(0.49)	11.24	8.81%	8,522	0.30%	0.25%	1.01%
9/30/17	9.55	0.13	1.29	1.42	(0.17)	—	(0.17)	10.80	15.13%	4,209	0.30%	0.27%	1.29%
9/30/16	9.09	0.21	0.60	0.81	(0.17)	(0.18)	(0.35)	9.55	9.18%	7,021	0.29%	0.24%	2.25%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	58%	44%	55%	33%	62%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

121

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 9.92	$ 0.16	$ 0.68	$ 0.84	$ (0.17)	$ (1.06)	$ (1.23)	$ 9.53	8.78%	$ 59,725	0.41%	0.34%	1.71%
9/30/19	11.22	0.21	(0.15)aa	0.06	(0.28)	(1.08)	(1.36)	9.92	2.88%	81,829	0.41%	0.34%	2.11%
9/30/18	10.79	0.19	0.72	0.91	(0.37)	(0.11)	(0.48)	11.22	8.62%	93,858	0.40%	0.36%	1.75%
9/30/17	9.55	0.10	1.32	1.42	(0.18)	—	(0.18)	10.79	15.08%	96,560	0.40%	0.37%	1.00%
9/30/16	9.09	0.18	0.62	0.80	(0.16)	(0.18)	(0.34)	9.55	9.14%	98,971	0.39%	0.34%	2.02%
Class A
9/30/20	$ 9.96	$ 0.13	$ 0.69	$ 0.82	$ (0.15)	$ (1.06)	$ (1.21)	$ 9.57	8.51%	$ 59,454	0.66%	0.59%	1.43%
9/30/19	11.24	0.19	(0.14)aa	0.05	(0.25)	(1.08)	(1.33)	9.96	2.67%	65,910	0.66%	0.59%	1.90%
9/30/18	10.80	0.17	0.72	0.89	(0.34)	(0.11)	(0.45)	11.24	8.42%	77,780	0.65%	0.61%	1.54%
9/30/17	9.56	0.09	1.30	1.39	(0.15)	—	(0.15)	10.80	14.73%	92,645	0.65%	0.62%	0.86%
9/30/16	9.10	0.15	0.62	0.77	(0.13)	(0.18)	(0.31)	9.56	8.77%	104,156	0.64%	0.59%	1.61%
Class R4
9/30/20	$ 9.84	$ 0.20	$ 0.62	$ 0.82	$ (0.17)	$ (1.06)	$ (1.23)	$ 9.43	8.59%	$ 10,218	0.56%	0.49%	2.13%
9/30/19	11.14	0.18	(0.13)aa	0.05	(0.27)	(1.08)	(1.35)	9.84	2.75%	27,212	0.56%	0.49%	1.87%
9/30/18	10.72	0.16	0.73	0.89	(0.36)	(0.11)	(0.47)	11.14	8.47%	24,118	0.55%	0.51%	1.46%
9/30/17	9.51	0.08	1.31	1.39	(0.18)	—	(0.18)	10.72	14.90%	22,154	0.55%	0.52%	0.79%
9/30/16	9.08	0.03	0.76	0.79	(0.18)	(0.18)	(0.36)	9.51	9.00%	16,185	0.54%	0.49%	0.36%
Class R3
9/30/20	$ 9.80	$ 0.11	$ 0.68	$ 0.79	$ (0.13)	$ (1.06)	$ (1.19)	$ 9.40	8.33%	$ 15,686	0.81%	0.74%	1.16%
9/30/19	11.10	0.16	(0.13)aa	0.03	(0.25)	(1.08)	(1.33)	9.80	2.45%	16,144	0.81%	0.74%	1.66%
9/30/18	10.69	0.13	0.73	0.86	(0.34)	(0.11)	(0.45)	11.10	8.21%	16,492	0.80%	0.76%	1.16%
9/30/17	9.49	0.05	1.31	1.36	(0.16)	—	(0.16)	10.69	14.54%	13,615	0.80%	0.77%	0.51%
9/30/16	9.07	0.10	0.67	0.77	(0.17)	(0.18)	(0.35)	9.49	8.73%	7,529	0.79%	0.74%	1.13%

The accompanying notes are an integral part of the financial statements.

122

MassMutual Select 80/20 Allocation Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 10.59	$ 0.16	$ 0.86	$ 1.02	$ (0.19)	$ (1.14)	$ (1.33)	$ 10.28	9.81%	$ 30,942	0.18%	0.07%	1.58%
9/30/19	12.25	0.21	(0.27)	(0.06)	(0.34)	(1.26)	(1.60)	10.59	2.28%	23,314	0.20%	0.07%	2.06%
9/30/18	11.62	0.16	1.01	1.17	(0.43)	(0.11)	(0.54)	12.25	10.36%	17,151	0.21%	0.08%	1.34%
9/30/17	10.08	0.01	1.71	1.72	(0.18)	—	(0.18)	11.62	17.35%	7,411	0.22%	0.12%	0.06%
9/30/16	9.63	0.37	0.55	0.92	(0.18)	(0.29)	(0.47)	10.08	9.87%	129	0.24%	0.07%	3.78%
Class R5
9/30/20	$ 10.60	$ 0.15	$ 0.86	$ 1.01	$ (0.18)	$ (1.14)	$ (1.32)	$ 10.29	9.71%	$ 6,025	0.28%	0.17%	1.54%
9/30/19	12.25	0.19	(0.25)	(0.06)	(0.33)	(1.26)	(1.59)	10.60	2.21%	5,024	0.30%	0.17%	1.83%
9/30/18	11.62	0.23	0.93	1.16	(0.42)	(0.11)	(0.53)	12.25	10.26%	5,780	0.31%	0.19%	1.96%
9/30/17	10.08	0.09	1.62	1.71	(0.17)	—	(0.17)	11.62	17.23%	6,432	0.33%	0.21%	0.83%
9/30/16	9.63	0.18	0.73	0.91	(0.17)	(0.29)	(0.46)	10.08	9.76%	4,662	0.34%	0.17%	1.83%
Service Class
9/30/20	$ 10.61	$ 0.05	$ 0.95	$ 1.00	$ (0.16)	$ (1.14)	$ (1.30)	$ 10.31	9.64%	$ 11,041	0.38%	0.27%	0.51%
9/30/19	12.27	0.19	(0.27)	(0.08)	(0.32)	(1.26)	(1.58)	10.61	2.01%	3,115	0.40%	0.27%	1.84%
9/30/18	11.63	0.11	1.05	1.16	(0.41)	(0.11)	(0.52)	12.27	10.22%	2,834	0.41%	0.28%	0.94%
9/30/17	10.09	0.10	1.60	1.70	(0.16)	—	(0.16)	11.63	17.09%	1,604	0.43%	0.30%	0.90%
9/30/16	9.62	0.20	0.71	0.91	(0.15)	(0.29)	(0.44)	10.09	9.68%	1,657	0.44%	0.27%	2.11%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	62%	38%	64%	39%	70%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

123

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 10.59	$ 0.14	$ 0.84	$ 0.98	$ (0.14)	$ (1.14)	$ (1.28)	$ 10.29	9.49%	$ 23,105	0.48%	0.37%	1.38%
9/30/19	12.25	0.20	(0.30)	(0.10)	(0.30)	(1.26)	(1.56)	10.59	1.88%	31,091	0.50%	0.37%	1.91%
9/30/18	11.62	0.18	0.96	1.14	(0.40)	(0.11)	(0.51)	12.25	10.05%	36,154	0.51%	0.39%	1.50%
9/30/17	10.07	0.07	1.63	1.70	(0.15)	—	(0.15)	11.62	17.08%	32,761	0.53%	0.40%	0.66%
9/30/16	9.62	0.16	0.73	0.89	(0.15)	(0.29)	(0.44)	10.07	9.49%	30,872	0.54%	0.37%	1.64%
Class A
9/30/20	$ 10.58	$ 0.11	$ 0.85	$ 0.96	$ (0.13)	$ (1.14)	$ (1.27)	$ 10.27	9.19%	$ 31,252	0.73%	0.62%	1.11%
9/30/19	12.22	0.18	(0.29)	(0.11)	(0.27)	(1.26)	(1.53)	10.58	1.66%	30,795	0.75%	0.62%	1.69%
9/30/18	11.59	0.17	0.94	1.11	(0.37)	(0.11)	(0.48)	12.22	9.77%	34,466	0.75%	0.64%	1.46%
9/30/17	10.05	0.06	1.60	1.66	(0.12)	—	(0.12)	11.59	16.71%	44,394	0.78%	0.65%	0.56%
9/30/16	9.59	0.12	0.75	0.87	(0.12)	(0.29)	(0.41)	10.05	9.33%	46,706	0.79%	0.62%	1.25%
Class R4
9/30/20	$ 10.46	$ 0.15	$ 0.81	$ 0.96	$ (0.14)	$ (1.14)	$ (1.28)	$ 10.14	9.37%	$ 13,465	0.63%	0.52%	1.51%
9/30/19	12.12	0.18	(0.29)	(0.11)	(0.29)	(1.26)	(1.55)	10.46	1.73%	17,701	0.65%	0.52%	1.71%
9/30/18	11.51	0.15	0.96	1.11	(0.39)	(0.11)	(0.50)	12.12	9.86%	16,469	0.66%	0.54%	1.26%
9/30/17	10.00	0.04	1.63	1.67	(0.16)	—	(0.16)	11.51	16.89%	15,136	0.68%	0.56%	0.37%
9/30/16	9.58	0.09	0.79	0.88	(0.17)	(0.29)	(0.46)	10.00	9.39%	6,786	0.69%	0.52%	0.98%
Class R3
9/30/20	$ 10.44	$ 0.10	$ 0.82	$ 0.92	$ (0.14)	$ (1.14)	$ (1.28)	$ 10.08	8.98%	$ 17,928	0.88%	0.77%	1.08%
9/30/19	12.08	0.14	(0.26)	(0.12)	(0.26)	(1.26)	(1.52)	10.44	1.58%	9,013	0.90%	0.77%	1.36%
9/30/18	11.47	0.12	0.96	1.08	(0.36)	(0.11)	(0.47)	12.08	9.63%	8,381	0.91%	0.79%	1.04%
9/30/17	9.97	0.02	1.61	1.63	(0.13)	—	(0.13)	11.47	16.53%	7,927	0.93%	0.81%	0.19%
9/30/16	9.57	0.04	0.80	0.84	(0.15)	(0.29)	(0.44)	9.97	9.06%	4,573	0.94%	0.77%	0.44%

The accompanying notes are an integral part of the financial statements.

124

MassMutual RetireSMARTSM by JPMorgan In Retirement Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 11.78	$ 0.29	$ 0.33	$ 0.62	$ (0.28)	$ (0.10)	$ (0.38)	$ 12.02	5.27%	$ 19,693	0.12%	0.06%	2.52%
9/30/19	11.69	0.12	0.52	0.64	(0.40)	(0.15)	(0.55)	11.78	6.08%	16,125	0.22%	0.06%	1.08%
9/30/18	11.55	0.32	0.05	0.37	(0.23)	—	(0.23)	11.69	3.22%	2,436	0.30%	0.07%	2.77%
9/30/17	11.13	0.22	0.47	0.69	(0.27)	—	(0.27)	11.55	6.43%	2,603	0.26%	0.08%	1.95%
9/30/16	10.40	0.17	0.56	0.73	—	—	—	11.13	7.02%	2,467	0.27%	0.06%	1.53%
Class R5
9/30/20	$ 11.80	$ 0.37	$ 0.25	$ 0.62	$ (0.27)	$ (0.10)	$ (0.37)	$ 12.05	5.26%	$ 5,758	0.22%	0.16%	3.16%
9/30/19	11.69	0.12	0.51	0.63	(0.37)	(0.15)	(0.52)	11.80	6.02%	8,776	0.32%	0.16%	1.01%
9/30/18	11.56	0.31	0.04	0.35	(0.22)	—	(0.22)	11.69	3.02%	1,270	0.39%	0.17%	2.66%
9/30/17	11.14	0.17	0.51	0.68	(0.26)	—	(0.26)	11.56	6.32%	4,574	0.37%	0.18%	1.49%
9/30/16	10.42	0.08	0.64	0.72	—	—	—	11.14	6.91%	3,494	0.37%	0.16%	0.77%
Service Class
9/30/20	$ 11.81	$ 0.28	$ 0.32	$ 0.60	$ (0.25)	$ (0.10)	$ (0.35)	$ 12.06	5.13%	$ 16,755	0.32%	0.26%	2.39%
9/30/19	11.71	0.28	0.34	0.62	(0.37)	(0.15)	(0.52)	11.81	5.89%	15,324	0.42%	0.26%	2.44%
9/30/18	11.57	0.28	0.06	0.34	(0.20)	—	(0.20)	11.71	3.00%	12,630	0.50%	0.27%	2.40%
9/30/17	11.15	0.19	0.48	0.67	(0.25)	—	(0.25)	11.57	6.20%	14,194	0.47%	0.28%	1.67%
9/30/16	10.44	0.27	0.44	0.71	—	—	—	11.15	6.80%	15,440	0.47%	0.26%	2.51%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	74%	39%	80%	47%	75%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

125

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 11.81	$ 0.31	$ 0.27	$ 0.58	$ (0.24)	$ (0.10)	$ (0.34)	$ 12.05	4.95%	$ 30,972	0.42%	0.36%	2.69%
9/30/19	11.71	0.23	0.38	0.61	(0.36)	(0.15)	(0.51)	11.81	5.79%	39,483	0.52%	0.36%	1.97%
9/30/18	11.56	0.27	0.07	0.34	(0.19)	—	(0.19)	11.71	2.97%	22,101	0.60%	0.37%	2.35%
9/30/17	11.14	0.18	0.48	0.66	(0.24)	—	(0.24)	11.56	6.08%	23,318	0.57%	0.38%	1.58%
9/30/16	10.44	0.22	0.48	0.70	—	—	—	11.14	6.70%	28,573	0.57%	0.36%	2.07%
Class A
9/30/20	$ 11.68	$ 0.23	$ 0.32	$ 0.55	$ (0.22)	$ (0.10)	$ (0.32)	$ 11.91	4.74%	$ 74,154	0.67%	0.61%	2.02%
9/30/19	11.61	0.17	0.40	0.57	(0.35)	(0.15)	(0.50)	11.68	5.47%	63,336	0.77%	0.61%	1.53%
9/30/18	11.47	0.26	0.04	0.30	(0.16)	—	(0.16)	11.61	2.67%	20,199	0.84%	0.62%	2.29%
9/30/17	11.05	0.14	0.49	0.63	(0.21)	—	(0.21)	11.47	5.88%	20,529	0.82%	0.63%	1.27%
9/30/16	10.39	0.19	0.47	0.66	—	—	—	11.05	6.35%	20,906	0.82%	0.61%	1.74%
Class R4
9/30/20	$ 11.62	$ 0.34	$ 0.23	$ 0.57	$ (0.23)	$ (0.10)	$ (0.33)	$ 11.86	4.90%	$ 14,384	0.57%	0.51%	2.93%
9/30/19	11.53	0.06	0.52	0.58	(0.34)	(0.15)	(0.49)	11.62	5.55%	24,032	0.67%	0.51%	0.52%
9/30/18	11.39	0.25	0.06	0.31	(0.17)	—	(0.17)	11.53	2.75%	4,368	0.75%	0.52%	2.22%
9/30/17	10.98	0.18	0.46	0.64	(0.23)	—	(0.23)	11.39	5.99%	4,906	0.71%	0.53%	1.68%
9/30/16	10.31	0.20	0.47	0.67	—	—	—	10.98	6.50%	6,233	0.72%	0.51%	1.91%
Class R3
9/30/20	$ 11.52	$ 0.25	$ 0.28	$ 0.53	$ (0.19)	$ (0.10)	$ (0.29)	$ 11.76	4.62%	$ 28,918	0.82%	0.76%	2.23%
9/30/19	11.43	0.10	0.45	0.55	(0.31)	(0.15)	(0.46)	11.52	5.35%	37,510	0.92%	0.76%	0.88%
9/30/18	11.30	0.22	0.06	0.28	(0.15)	—	(0.15)	11.43	2.45%	13,161	1.00%	0.77%	1.92%
9/30/17	10.90	0.13	0.48	0.61	(0.21)	—	(0.21)	11.30	5.73%	13,260	0.97%	0.78%	1.15%
9/30/16	10.26	0.16	0.48	0.64	—	—	—	10.90	6.24%	13,673	0.97%	0.76%	1.50%

The accompanying notes are an integral part of the financial statements.

126

MassMutual RetireSMARTSM by JPMorgan 2020 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 12.53	$ 0.31	$ 0.39	$ 0.70	$ (0.36)	$ (0.41)	$ —	$ (0.77)	$ 12.46	5.74%	$ 43,646	0.07%	0.04%	2.58%
9/30/19	13.32	0.36	0.20	0.56	(0.39)	(0.96)	—	(1.35)	12.53	5.63%	35,602	0.08%	0.04%	2.95%
9/30/18	13.01	0.32	0.42	0.74	(0.42)	(0.01)	—	(0.43)	13.32	5.77%	19,424	0.06%	0.05%	2.41%
9/30/17	12.01	0.16	1.11	1.27	(0.24)	—	(0.03)	(0.27)	13.01	10.85%	20,595	0.06%	0.05%	1.30%
9/30/16	11.48	0.23	0.73	0.96	(0.26)	(0.17)	—	(0.43)	12.01	8.58%	11,261	0.05%	0.04%	2.02%
Class R5
9/30/20	$ 12.51	$ 0.35	$ 0.33	$ 0.68	$ (0.35)	$ (0.41)	$ —	$ (0.76)	$ 12.43	5.57%	$ 44,058	0.17%	0.14%	2.91%
9/30/19	13.30	0.30	0.25	0.55	(0.38)	(0.96)	—	(1.34)	12.51	5.56%	60,303	0.18%	0.14%	2.45%
9/30/18	12.99	0.32	0.41	0.73	(0.41)	(0.01)	—	(0.42)	13.30	5.69%	13,848	0.16%	0.15%	2.48%
9/30/17	12.00	0.15	1.10	1.25	(0.23)	—	(0.03)	(0.26)	12.99	10.66%	26,146	0.16%	0.15%	1.22%
9/30/16	11.47	0.13	0.82	0.95	(0.25)	(0.17)	—	(0.42)	12.00	8.49%	18,944	0.15%	0.14%	1.15%
Service Class
9/30/20	$ 12.58	$ 0.28	$ 0.40	$ 0.68	$ (0.34)	$ (0.41)	$ —	$ (0.75)	$ 12.51	5.49%	$ 35,285	0.27%	0.24%	2.33%
9/30/19	13.34	0.40	0.14	0.54	(0.34)	(0.96)	—	(1.30)	12.58	5.42%	31,848	0.28%	0.24%	3.22%
9/30/18	13.03	0.28	0.43	0.71	(0.39)	(0.01)	—	(0.40)	13.34	5.50%	83,925	0.26%	0.25%	2.14%
9/30/17	12.02	0.18	1.08	1.26	(0.22)	—	(0.03)	(0.25)	13.03	10.66%	117,952	0.26%	0.25%	1.44%
9/30/16	11.49	0.25	0.68	0.93	(0.23)	(0.17)	—	(0.40)	12.02	8.33%	156,529	0.25%	0.24%	2.19%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	69%	46%	62%	33%	69%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

127

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 12.53	$ 0.35	$ 0.31	$ 0.66	$ (0.32)	$ (0.41)	$ —	$ (0.73)	$ 12.46	5.40%	$ 46,758	0.37%	0.34%	2.84%
9/30/19	13.30	0.34	0.19	0.53	(0.34)	(0.96)	—	(1.30)	12.53	5.38%	74,837	0.38%	0.34%	2.79%
9/30/18	12.99	0.29	0.40	0.69	(0.37)	(0.01)	—	(0.38)	13.30	5.43%	86,230	0.36%	0.35%	2.24%
9/30/17	11.99	0.16	1.07	1.23	(0.20)	—	(0.03)	(0.23)	12.99	10.50%	103,799	0.36%	0.35%	1.28%
9/30/16	11.47	0.22	0.69	0.91	(0.22)	(0.17)	—	(0.39)	11.99	8.15%	122,809	0.35%	0.34%	1.95%
Class A
9/30/20	$ 12.44	$ 0.24	$ 0.38	$ 0.62	$ (0.30)	$ (0.41)	$ —	$ (0.71)	$ 12.35	5.10%	$ 88,011	0.62%	0.59%	2.04%
9/30/19	13.22	0.27	0.22	0.49	(0.31)	(0.96)	—	(1.27)	12.44	5.05%	73,800	0.63%	0.59%	2.19%
9/30/18	12.91	0.23	0.43	0.66	(0.34)	(0.01)	—	(0.35)	13.22	5.15%	76,268	0.61%	0.60%	1.72%
9/30/17	11.91	0.14	1.06	1.20	(0.18)	—	(0.02)	(0.20)	12.91	10.27%	67,000	0.61%	0.60%	1.17%
9/30/16	11.39	0.20	0.68	0.88	(0.19)	(0.17)	—	(0.36)	11.91	7.90%	88,095	0.60%	0.59%	1.72%
Class R4
9/30/20	$ 12.26	$ 0.36	$ 0.27	$ 0.63	$ (0.31)	$ (0.41)	$ —	$ (0.72)	$ 12.17	5.23%	$ 29,367	0.52%	0.49%	2.98%
9/30/19	13.04	0.31	0.19	0.50	(0.32)	(0.96)	—	(1.28)	12.26	5.21%	50,600	0.53%	0.49%	2.60%
9/30/18	12.76	0.24	0.41	0.65	(0.36)	(0.01)	—	(0.37)	13.04	5.18%	57,866	0.51%	0.50%	1.90%
9/30/17	11.78	0.13	1.07	1.20	(0.20)	—	(0.02)	(0.22)	12.76	10.41%	60,476	0.51%	0.50%	1.07%
9/30/16	11.30	0.19	0.68	0.87	(0.22)	(0.17)	—	(0.39)	11.78	7.96%	58,346	0.50%	0.49%	1.65%
Class R3
9/30/20	$ 12.05	$ 0.25	$ 0.34	$ 0.59	$ (0.27)	$ (0.41)	$ —	$ (0.68)	$ 11.96	4.97%	$ 57,238	0.77%	0.74%	2.14%
9/30/19	12.84	0.28	0.18	0.46	(0.29)	(0.96)	—	(1.25)	12.05	4.93%	66,638	0.78%	0.74%	2.37%
9/30/18	12.56	0.22	0.40	0.62	(0.33)	(0.01)	—	(0.34)	12.84	4.98%	77,690	0.76%	0.75%	1.71%
9/30/17	11.61	0.10	1.04	1.14	(0.17)	—	(0.02)	(0.19)	12.56	10.01%	84,681	0.76%	0.75%	0.84%
9/30/16	11.12	0.15	0.70	0.85	(0.19)	(0.17)	—	(0.36)	11.61	7.87%	88,411	0.75%	0.74%	1.33%

The accompanying notes are an integral part of the financial statements.

128

MassMutual RetireSMARTSM by JPMorgan 2025 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 12.50	$ 0.31	$ 0.42	$ 0.73	$ (0.32)	$ (0.68)	$ (1.00)	$ 12.23	6.02%	$ 49,478	0.09%	0.01%	2.59%
9/30/19	13.49	0.33	0.15	0.48	(0.40)	(1.07)	(1.47)	12.50	5.30%	40,806	0.10%	0.01%	2.74%
9/30/18	13.29	0.30	0.63	0.93	(0.49)	(0.24)	(0.73)	13.49	7.15%	21,942	0.09%	0.03%	2.28%
9/30/17	12.07	0.15	1.39	1.54	(0.26)	(0.06)	(0.32)	13.29	13.03%	23,079	0.10%	0.04%	1.22%
9/30/16	11.37	0.22	0.80	1.02	(0.24)	(0.08)	(0.32)	12.07	9.13%	14,968	0.12%	0.01%	1.88%
Class R5
9/30/20	$ 12.62	$ 0.28	$ 0.44	$ 0.72	$ (0.31)	$ (0.68)	$ (0.99)	$ 12.35	5.87%	$ 468	0.19%	0.11%	2.32%
9/30/19	13.51	0.07	0.42	0.49	(0.31)	(1.07)	(1.38)	12.62	5.26%	527	0.20%	0.11%	0.61%
9/30/18	13.29	0.23	0.70	0.93	(0.47)	(0.24)	(0.71)	13.51	7.16%	44	0.19%	0.12%	1.72%
9/30/17	12.05	0.21	1.32	1.53	(0.23)	(0.06)	(0.29)	13.29	12.97%	355	0.20%	0.14%	1.66%
9/30/16	11.35	0.38	0.63	1.01	(0.23)	(0.08)	(0.31)	12.05	9.03%	638	0.22%	0.11%	3.36%
Service Class
9/30/20	$ 12.52	$ 0.28	$ 0.42	$ 0.70	$ (0.29)	$ (0.68)	$ (0.97)	$ 12.25	5.76%	$ 9,970	0.29%	0.21%	2.37%
9/30/19	13.49	0.39	0.08	0.47	(0.37)	(1.07)	(1.44)	12.52	5.14%	9,278	0.30%	0.21%	3.23%
9/30/18	13.29	0.27	0.63	0.90	(0.46)	(0.24)	(0.70)	13.49	6.94%	19,582	0.29%	0.23%	2.00%
9/30/17	12.06	0.16	1.36	1.52	(0.23)	(0.06)	(0.29)	13.29	12.86%	21,854	0.30%	0.24%	1.31%
9/30/16	11.36	0.22	0.78	1.00	(0.22)	(0.08)	(0.30)	12.06	8.94%	28,337	0.32%	0.21%	1.91%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	73%	47%	67%	42%	69%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

129

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 12.47	$ 0.27	$ 0.42	$ 0.69	$ (0.29)	$ (0.68)	$ (0.97)	$ 12.19	5.64%	$ 39,673	0.39%	0.31%	2.30%
9/30/19	13.44	0.32	0.14	0.46	(0.36)	(1.07)	(1.43)	12.47	5.07%	43,407	0.40%	0.31%	2.61%
9/30/18	13.25	0.26	0.62	0.88	(0.45)	(0.24)	(0.69)	13.44	6.79%	47,433	0.39%	0.33%	1.94%
9/30/17	12.03	0.15	1.35	1.50	(0.22)	(0.06)	(0.28)	13.25	12.78%	46,256	0.40%	0.34%	1.17%
9/30/16	11.33	0.21	0.78	0.99	(0.21)	(0.08)	(0.29)	12.03	8.85%	41,735	0.42%	0.31%	1.85%
Class A
9/30/20	$ 12.34	$ 0.22	$ 0.44	$ 0.66	$ (0.27)	$ (0.68)	$ (0.95)	$ 12.05	5.46%	$ 69,042	0.64%	0.56%	1.89%
9/30/19	13.32	0.21	0.21	0.42	(0.33)	(1.07)	(1.40)	12.34	4.74%	53,785	0.65%	0.56%	1.71%
9/30/18	13.13	0.20	0.63	0.83	(0.40)	(0.24)	(0.64)	13.32	6.50%	40,219	0.64%	0.58%	1.54%
9/30/17	11.92	0.14	1.32	1.46	(0.19)	(0.06)	(0.25)	13.13	12.53%	33,364	0.65%	0.59%	1.11%
9/30/16	11.23	0.18	0.76	0.94	(0.17)	(0.08)	(0.25)	11.92	8.50%	37,413	0.67%	0.56%	1.59%
Class R4
9/30/20	$ 12.29	$ 0.36	$ 0.30	$ 0.66	$ (0.27)	$ (0.68)	$ (0.95)	$ 12.00	5.49%	$ 30,218	0.54%	0.46%	3.02%
9/30/19	13.27	0.30	0.13	0.43	(0.34)	(1.07)	(1.41)	12.29	4.88%	58,761	0.55%	0.46%	2.50%
9/30/18	13.09	0.22	0.63	0.85	(0.43)	(0.24)	(0.67)	13.27	6.66%	66,329	0.54%	0.48%	1.70%
9/30/17	11.89	0.12	1.35	1.47	(0.21)	(0.06)	(0.27)	13.09	12.59%	60,658	0.55%	0.49%	0.99%
9/30/16	11.22	0.20	0.76	0.96	(0.21)	(0.08)	(0.29)	11.89	8.69%	49,731	0.57%	0.46%	1.76%
Class R3
9/30/20	$ 12.25	$ 0.24	$ 0.39	$ 0.63	$ (0.23)	$ (0.68)	$ (0.91)	$ 11.97	5.27%	$ 66,066	0.79%	0.71%	2.02%
9/30/19	13.23	0.26	0.14	0.40	(0.31)	(1.07)	(1.38)	12.25	4.59%	78,974	0.80%	0.71%	2.18%
9/30/18	13.04	0.20	0.63	0.83	(0.40)	(0.24)	(0.64)	13.23	6.47%	87,865	0.79%	0.73%	1.52%
9/30/17	11.85	0.09	1.34	1.43	(0.18)	(0.06)	(0.24)	13.04	12.32%	88,305	0.80%	0.74%	0.76%
9/30/16	11.20	0.14	0.78	0.92	(0.19)	(0.08)	(0.27)	11.85	8.30%	75,449	0.82%	0.71%	1.25%

The accompanying notes are an integral part of the financial statements.

130

MassMutual RetireSMARTSM by JPMorgan 2030 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 12.51	$ 0.28	$ 0.45	$ 0.73	$ (0.30)	$ (0.89)	$ (1.19)	$ 12.05	5.91%	$ 50,325	0.06%	0.04%	2.41%
9/30/19	13.91	0.32	0.03	0.35	(0.40)	(1.35)	(1.75)	12.51	4.77%	42,529	0.06%	0.04%	2.64%
9/30/18	13.38	0.29	0.78	1.07	(0.49)	(0.05)	(0.54)	13.91	8.11%	20,448	0.05%	0.04%	2.09%
9/30/17	11.93	0.15	1.56	1.71	(0.26)	—	(0.26)	13.38	14.60%	17,732	0.05%	0.05%[k]	1.23%
9/30/16	11.44	0.22	0.81	1.03	(0.24)	(0.30)	(0.54)	11.93	9.37%	9,404	0.05%	0.04%	1.93%
Class R5
9/30/20	$ 12.45	$ 0.29	$ 0.43	$ 0.72	$ (0.29)	$ (0.89)	$ (1.18)	$ 11.99	5.84%	$ 72,808	0.16%	0.14%	2.50%
9/30/19	13.87	0.25	0.08	0.33	(0.40)	(1.35)	(1.75)	12.45	4.56%	88,078	0.16%	0.14%	2.03%
9/30/18	13.35	0.31	0.74	1.05	(0.48)	(0.05)	(0.53)	13.87	7.96%	11,359	0.15%	0.14%	2.26%
9/30/17	11.91	0.14	1.55	1.69	(0.25)	—	(0.25)	13.35	14.44%	35,101	0.15%	0.15%[k]	1.11%
9/30/16	11.42	0.10	0.92	1.02	(0.23)	(0.30)	(0.53)	11.91	9.29%	23,121	0.15%	0.14%	0.93%
Service Class
9/30/20	$ 12.52	$ 0.24	$ 0.47	$ 0.71	$ (0.28)	$ (0.89)	$ (1.17)	$ 12.06	5.67%	$ 50,072	0.26%	0.24%	2.00%
9/30/19	13.90	0.36	(0.03)aa	0.33	(0.36)	(1.35)	(1.71)	12.52	4.48%	44,334	0.26%	0.24%	2.88%
9/30/18	13.37	0.25	0.79	1.04	(0.46)	(0.05)	(0.51)	13.90	7.88%	115,828	0.25%	0.24%	1.87%
9/30/17	11.92	0.16	1.52	1.68	(0.23)	—	(0.23)	13.37	14.36%	144,766	0.25%	0.25%[k]	1.28%
9/30/16	11.43	0.25	0.76	1.01	(0.22)	(0.30)	(0.52)	11.92	9.14%	159,589	0.25%	0.24%	2.18%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	70%	39%	63%	35%	69%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

131

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 12.48	$ 0.28	$ 0.42	$ 0.70	$ (0.26)	$ (0.89)	$ (1.15)	$ 12.03	5.66%	$ 70,563	0.36%	0.34%	2.33%
9/30/19	13.88	0.28	0.03	0.31	(0.36)	(1.35)	(1.71)	12.48	4.38%	106,439	0.36%	0.34%	2.33%
9/30/18	13.35	0.24	0.78	1.02	(0.44)	(0.05)	(0.49)	13.88	7.78%	104,308	0.35%	0.34%	1.79%
9/30/17	11.91	0.14	1.52	1.66	(0.22)	—	(0.22)	13.35	14.17%	103,870	0.35%	0.35%[k]	1.15%
9/30/16	11.41	0.22	0.79	1.01	(0.21)	(0.30)	(0.51)	11.91	9.13%	120,154	0.35%	0.34%	1.90%
Class A
9/30/20	$ 12.39	$ 0.19	$ 0.47	$ 0.66	$ (0.24)	$ (0.89)	$ (1.13)	$ 11.92	5.34%	$ 92,603	0.61%	0.59%	1.66%
9/30/19	13.78	0.23	0.05	0.28	(0.32)	(1.35)	(1.67)	12.39	4.13%	73,893	0.61%	0.59%	1.92%
9/30/18	13.25	0.20	0.78	0.98	(0.40)	(0.05)	(0.45)	13.78	7.52%	75,440	0.60%	0.59%	1.44%
9/30/17	11.82	0.12	1.50	1.62	(0.19)	—	(0.19)	13.25	13.92%	68,917	0.60%	0.60%[k]	1.01%
9/30/16	11.33	0.18	0.79	0.97	(0.18)	(0.30)	(0.48)	11.82	8.80%	82,599	0.60%	0.59%	1.60%
Class R4
9/30/20	$ 12.29	$ 0.29	$ 0.38	$ 0.67	$ (0.25)	$ (0.89)	$ (1.14)	$ 11.82	5.42%	$ 34,745	0.51%	0.49%	2.50%
9/30/19	13.69	0.27	0.02	0.29	(0.34)	(1.35)	(1.69)	12.29	4.23%	57,900	0.51%	0.49%	2.22%
9/30/18	13.18	0.21	0.78	0.99	(0.43)	(0.05)	(0.48)	13.69	7.62%	68,964	0.50%	0.49%	1.57%
9/30/17	11.76	0.12	1.51	1.63	(0.21)	—	(0.21)	13.18	14.09%	64,718	0.50%	0.50%[k]	0.94%
9/30/16	11.30	0.17	0.80	0.97	(0.21)	(0.30)	(0.51)	11.76	8.90%	54,855	0.50%	0.49%	1.55%
Class R3
9/30/20	$ 12.09	$ 0.20	$ 0.43	$ 0.63	$ (0.21)	$ (0.89)	$ (1.10)	$ 11.62	5.21%	$ 89,115	0.76%	0.74%	1.78%
9/30/19	13.50	0.25	0.00[d]	0.25	(0.31)	(1.35)	(1.66)	12.09	3.92%	103,094	0.76%	0.74%	2.08%
9/30/18	13.00	0.18	0.77	0.95	(0.40)	(0.05)	(0.45)	13.50	7.38%	118,905	0.75%	0.74%	1.35%
9/30/17	11.61	0.09	1.48	1.57	(0.18)	—	(0.18)	13.00	13.75%	111,137	0.75%	0.75%[k]	0.72%
9/30/16	11.16	0.14	0.79	0.93	(0.18)	(0.30)	(0.48)	11.61	8.59%	101,258	0.75%	0.74%	1.29%

The accompanying notes are an integral part of the financial statements.

132

MassMutual RetireSMARTSM by JPMorgan 2035 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 12.73	$ 0.26	$ 0.48	$ 0.74	$ (0.30)	$ (1.10)	$ (1.40)	$ 12.07	5.75%	$ 42,470	0.12%	0.05%	2.23%
9/30/19	14.18	0.32	(0.09)aa	0.23	(0.41)	(1.27)	(1.68)	12.73	3.77%	33,309	0.12%	0.05%	2.56%
9/30/18	13.77	0.25	0.93	1.18	(0.51)	(0.26)	(0.77)	14.18	8.81%	21,586	0.11%	0.07%	1.83%
9/30/17	12.26	0.15	1.69	1.84	(0.24)	(0.09)	(0.33)	13.77	15.44%	15,744	0.13%	0.09%	1.16%
9/30/16	11.49	0.20	0.89	1.09	(0.23)	(0.09)	(0.32)	12.26	9.62%	9,851	0.16%	0.05%	1.68%
Class R5
9/30/20	$ 12.75	$ 0.23	$ 0.50	$ 0.73	$ (0.29)	$ (1.10)	$ (1.39)	$ 12.09	5.67%	$ 2,270	0.22%	0.15%	1.91%
9/30/19	14.16	0.05	0.17	0.22	(0.36)	(1.27)	(1.63)	12.75	3.68%	1,801	0.22%	0.15%	0.41%
9/30/18	13.75	0.43	0.73	1.16	(0.49)	(0.26)	(0.75)	14.16	8.68%	132	0.21%	0.18%	3.09%
9/30/17	12.24	0.19	1.63	1.82	(0.22)	(0.09)	(0.31)	13.75	15.31%	1,045	0.23%	0.18%	1.53%
9/30/16	11.48	0.30	0.77	1.07	(0.22)	(0.09)	(0.31)	12.24	9.43%	1,928	0.26%	0.15%	2.57%
Service Class
9/30/20	$ 12.87	$ 0.23	$ 0.50	$ 0.73	$ (0.27)	$ (1.10)	$ (1.37)	$ 12.23	5.60%	$ 8,234	0.32%	0.25%	1.89%
9/30/19	14.30	0.33	(0.12)aa	0.21	(0.37)	(1.27)	(1.64)	12.87	3.55%	8,093	0.32%	0.25%	2.62%
9/30/18	13.88	0.25	0.91	1.16	(0.48)	(0.26)	(0.74)	14.30	8.59%	12,908	0.31%	0.27%	1.78%
9/30/17	12.36	0.15	1.68	1.83	(0.22)	(0.09)	(0.31)	13.88	15.15%	17,717	0.33%	0.29%	1.14%
9/30/16	11.59	0.21	0.86	1.07	(0.21)	(0.09)	(0.30)	12.36	9.35%	18,361	0.36%	0.25%	1.75%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	92%	50%	62%	41%	69%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized (loss) and net change in unrealized appreciation (depreciation) on investments due to the timing of the commencement of operations of the share class in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

133

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 12.81	$ 0.22	$ 0.49	$ 0.71	$ (0.26)	$ (1.10)	$ (1.36)	$ 12.16	5.46%	$ 28,848	0.42%	0.35%	1.83%
9/30/19	14.25	0.29	(0.09)aa	0.20	(0.37)	(1.27)	(1.64)	12.81	3.44%	32,361	0.42%	0.35%	2.31%
9/30/18	13.83	0.23	0.92	1.15	(0.47)	(0.26)	(0.73)	14.25	8.53%	33,416	0.41%	0.37%	1.63%
9/30/17	12.32	0.12	1.69	1.81	(0.21)	(0.09)	(0.30)	13.83	15.04%	30,323	0.43%	0.39%	0.97%
9/30/16	11.55	0.19	0.86	1.05	(0.19)	(0.09)	(0.28)	12.32	9.25%	27,200	0.46%	0.35%	1.64%
Class A
9/30/20	$ 12.69	$ 0.17	$ 0.51	$ 0.68	$ (0.24)	$ (1.10)	$ (1.34)	$ 12.03	5.26%	$ 42,080	0.67%	0.60%	1.48%
9/30/19	14.12	0.22	(0.05)aa	0.17	(0.33)	(1.27)	(1.60)	12.69	3.21%	34,479	0.67%	0.60%	1.74%
9/30/18	13.70	0.17	0.93	1.10	(0.42)	(0.26)	(0.68)	14.12	8.23%	33,548	0.66%	0.62%	1.25%
9/30/17	12.21	0.11	1.65	1.76	(0.18)	(0.09)	(0.27)	13.70	14.73%	26,817	0.68%	0.64%	0.88%
9/30/16	11.45	0.16	0.85	1.01	(0.16)	(0.09)	(0.25)	12.21	8.95%	31,291	0.71%	0.60%	1.41%
Class R4
9/30/20	$ 12.63	$ 0.30	$ 0.39	$ 0.69	$ (0.24)	$ (1.10)	$ (1.34)	$ 11.97	5.30%	$ 24,244	0.57%	0.50%	2.47%
9/30/19	14.06	0.27	(0.09)aa	0.18	(0.34)	(1.27)	(1.61)	12.63	3.37%	49,044	0.57%	0.50%	2.17%
9/30/18	13.67	0.19	0.91	1.10	(0.45)	(0.26)	(0.71)	14.06	8.28%	56,342	0.56%	0.52%	1.40%
9/30/17	12.18	0.10	1.67	1.77	(0.19)	(0.09)	(0.28)	13.67	14.92%	48,392	0.58%	0.54%	0.80%
9/30/16	11.45	0.19	0.83	1.02	(0.20)	(0.09)	(0.29)	12.18	9.04%	37,564	0.61%	0.50%	1.66%
Class R3
9/30/20	$ 12.58	$ 0.18	$ 0.48	$ 0.66	$ (0.21)	$ (1.10)	$ (1.31)	$ 11.93	5.12%	$ 54,970	0.82%	0.75%	1.51%
9/30/19	14.02	0.24	(0.10)aa	0.14	(0.31)	(1.27)	(1.58)	12.58	2.99%	61,925	0.82%	0.75%	1.95%
9/30/18	13.62	0.17	0.90	1.07	(0.41)	(0.26)	(0.67)	14.02	8.08%	69,914	0.81%	0.77%	1.26%
9/30/17	12.15	0.07	1.66	1.73	(0.17)	(0.09)	(0.26)	13.62	14.55%	64,790	0.83%	0.79%	0.58%
9/30/16	11.41	0.13	0.87	1.00	(0.17)	(0.09)	(0.26)	12.15	8.85%	57,715	0.86%	0.75%	1.08%

The accompanying notes are an integral part of the financial statements.

134

MassMutual RetireSMARTSM by JPMorgan 2040 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 12.19	$ 0.23	$ 0.47	$ 0.70	$ (0.27)	$ (1.08)	$ (1.35)	$ 11.54	5.59%	$ 38,583	0.09%	0.04%	2.06%
9/30/19	13.81	0.28	(0.16)aa	0.12	(0.39)	(1.35)	(1.74)	12.19	3.22%	28,872	0.09%	0.04%	2.32%
9/30/18	13.23	0.27	0.92	1.19	(0.49)	(0.12)	(0.61)	13.81	9.19%	12,676	0.08%	0.05%	2.00%
9/30/17	11.65	0.12	1.69	1.81	(0.23)	—	(0.23)	13.23	15.80%	10,771	0.08%	0.07%	0.99%
9/30/16	11.24	0.19	0.84	1.03	(0.23)	(0.39)	(0.62)	11.65	9.52%	4,137	0.08%	0.04%	1.72%
Class R5
9/30/20	$ 12.18	$ 0.24	$ 0.45	$ 0.69	$ (0.26)	$ (1.08)	$ (1.34)	$ 11.53	5.51%	$ 51,048	0.19%	0.14%	2.15%
9/30/19	13.80	0.22	(0.11)aa	0.11	(0.38)	(1.35)	(1.73)	12.18	3.14%	63,062	0.19%	0.14%	1.84%
9/30/18	13.22	0.26	0.92	1.18	(0.48)	(0.12)	(0.60)	13.80	9.10%	10,301	0.18%	0.15%	1.94%
9/30/17	11.65	0.10	1.69	1.79	(0.22)	—	(0.22)	13.22	15.61%	20,737	0.18%	0.17%	0.78%
9/30/16	11.23	0.08	0.95	1.03	(0.22)	(0.39)	(0.61)	11.65	9.53%	11,346	0.18%	0.14%	0.72%
Service Class
9/30/20	$ 12.23	$ 0.19	$ 0.48	$ 0.67	$ (0.24)	$ (1.08)	$ (1.32)	$ 11.58	5.32%	$ 25,091	0.29%	0.24%	1.67%
9/30/19	13.81	0.34	(0.23)aa	0.11	(0.34)	(1.35)	(1.69)	12.23	3.08%	22,042	0.29%	0.24%	2.77%
9/30/18	13.23	0.23	0.93	1.16	(0.46)	(0.12)	(0.58)	13.81	8.95%	68,297	0.28%	0.25%	1.71%
9/30/17	11.66	0.14	1.63	1.77	(0.20)	—	(0.20)	13.23	15.45%	81,099	0.28%	0.27%	1.16%
9/30/16	11.24	0.23	0.78	1.01	(0.20)	(0.39)	(0.59)	11.66	9.37%	90,564	0.28%	0.24%	2.06%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	89%	40%	59%	37%	70%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

135

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 12.17	$ 0.23	$ 0.42	$ 0.65	$ (0.23)	$ (1.08)	$ (1.31)	$ 11.51	5.18%	$ 52,611	0.39%	0.34%	1.99%
9/30/19	13.77	0.26	(0.16)aa	0.10	(0.35)	(1.35)	(1.70)	12.17	2.99%	75,729	0.39%	0.34%	2.20%
9/30/18	13.19	0.22	0.92	1.14	(0.44)	(0.12)	(0.56)	13.77	8.86%	73,290	0.38%	0.35%	1.66%
9/30/17	11.62	0.12	1.64	1.76	(0.19)	—	(0.19)	13.19	15.39%	73,514	0.38%	0.37%	0.98%
9/30/16	11.21	0.19	0.80	0.99	(0.19)	(0.39)	(0.58)	11.62	9.21%	83,838	0.38%	0.34%	1.74%
Class A
9/30/20	$ 12.07	$ 0.15	$ 0.48	$ 0.63	$ (0.21)	$ (1.08)	$ (1.29)	$ 11.41	5.03%	$ 49,795	0.64%	0.59%	1.34%
9/30/19	13.66	0.20	(0.14)aa	0.06	(0.30)	(1.35)	(1.65)	12.07	2.68%	42,006	0.64%	0.59%	1.71%
9/30/18	13.09	0.18	0.92	1.10	(0.41)	(0.12)	(0.53)	13.66	8.54%	44,233	0.63%	0.60%	1.34%
9/30/17	11.53	0.11	1.61	1.72	(0.16)	—	(0.16)	13.09	15.16%	41,159	0.63%	0.62%	0.88%
9/30/16	11.12	0.16	0.80	0.96	(0.16)	(0.39)	(0.55)	11.53	8.97%	50,466	0.63%	0.59%	1.44%
Class R4
9/30/20	$ 11.96	$ 0.24	$ 0.38	$ 0.62	$ (0.21)	$ (1.08)	$ (1.29)	$ 11.29	5.04%	$ 24,740	0.54%	0.49%	2.15%
9/30/19	13.56	0.24	(0.16)aa	0.08	(0.33)	(1.35)	(1.68)	11.96	2.84%	43,641	0.54%	0.49%	2.05%
9/30/18	13.01	0.19	0.91	1.10	(0.43)	(0.12)	(0.55)	13.56	8.63%	46,980	0.53%	0.50%	1.40%
9/30/17	11.47	0.10	1.62	1.72	(0.18)	—	(0.18)	13.01	15.23%	41,195	0.53%	0.52%	0.79%
9/30/16	11.09	0.16	0.81	0.97	(0.20)	(0.39)	(0.59)	11.47	9.06%	36,572	0.53%	0.49%	1.45%
Class R3
9/30/20	$ 11.75	$ 0.15	$ 0.45	$ 0.60	$ (0.18)	$ (1.08)	$ (1.26)	$ 11.09	4.92%	$ 54,015	0.79%	0.74%	1.34%
9/30/19	13.36	0.21	(0.18)aa	0.03	(0.29)	(1.35)	(1.64)	11.75	2.48%	59,312	0.79%	0.74%	1.85%
9/30/18	12.82	0.16	0.90	1.06	(0.40)	(0.12)	(0.52)	13.36	8.44%	64,385	0.78%	0.75%	1.19%
9/30/17	11.31	0.06	1.61	1.67	(0.16)	—	(0.16)	12.82	14.95%	59,300	0.78%	0.77%	0.51%
9/30/16	10.94	0.11	0.82	0.93	(0.17)	(0.39)	(0.56)	11.31	8.80%	50,774	0.78%	0.74%	1.01%

The accompanying notes are an integral part of the financial statements.

136

MassMutual RetireSMARTSM by JPMorgan 2045 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 12.75	$ 0.24	$ 0.48	$ 0.72	$ (0.29)	$ (1.22)	$ (1.51)	$ 11.96	5.41%	$ 21,522	0.18%	0.02%	2.04%
9/30/19	14.41	0.29	(0.18)aa	0.11	(0.39)	(1.38)	(1.77)	12.75	3.08%	19,099	0.18%	0.02%	2.32%
9/30/18	13.88	0.21	1.06	1.27	(0.51)	(0.23)	(0.74)	14.41	9.38%	9,650	0.18%	0.03%	1.51%
9/30/17	12.32	0.13	1.80	1.93	(0.23)	(0.14)	(0.37)	13.88	16.07%	6,210	0.21%	0.06%	0.98%
9/30/16	11.53	0.18	0.93	1.11	(0.22)	(0.10)	(0.32)	12.32	9.79%	3,428	0.27%	0.02%	1.50%
Class R5
9/30/20	$ 12.76	$ 0.20	$ 0.50	$ 0.70	$ (0.28)	$ (1.22)	$ (1.50)	$ 11.96	5.25%	$ 935	0.28%	0.12%	1.70%
9/30/19	14.41	0.12	(0.02)aa	0.10	(0.37)	(1.38)	(1.75)	12.76	3.02%	750	0.28%	0.12%	0.92%
9/30/18	13.88	0.33	0.92	1.25	(0.49)	(0.23)	(0.72)	14.41	9.24%	147	0.28%	0.14%	2.33%
9/30/17	12.31	0.17	1.74	1.91	(0.20)	(0.14)	(0.34)	13.88	15.92%	219	0.31%	0.15%	1.34%
9/30/16	11.52	0.34	0.76	1.10	(0.21)	(0.10)	(0.31)	12.31	9.68%	355	0.37%	0.12%	2.93%
Service Class
9/30/20	$ 12.75	$ 0.20	$ 0.48	$ 0.68	$ (0.24)	$ (1.22)	$ (1.46)	$ 11.97	5.15%	$ 4,391	0.38%	0.22%	1.69%
9/30/19	14.39	0.32	(0.23)aa	0.09	(0.35)	(1.38)	(1.73)	12.75	2.92%	3,874	0.38%	0.22%	2.58%
9/30/18	13.86	0.23	1.01	1.24	(0.48)	(0.23)	(0.71)	14.39	9.19%	9,964	0.38%	0.24%	1.66%
9/30/17	12.31	0.14	1.75	1.89	(0.20)	(0.14)	(0.34)	13.86	15.77%	10,572	0.41%	0.25%	1.08%
9/30/16	11.52	0.22	0.87	1.09	(0.20)	(0.10)	(0.30)	12.31	9.60%	10,622	0.47%	0.22%	1.84%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	95%	46%	58%	39%	68%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

137

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 12.69	$ 0.19	$ 0.49	$ 0.68	$ (0.25)	$ (1.22)	$ (1.47)	$ 11.90	5.12%	$ 19,671	0.48%	0.32%	1.59%
9/30/19	14.35	0.26	(0.19)aa	0.07	(0.35)	(1.38)	(1.73)	12.69	2.72%	21,597	0.48%	0.32%	2.12%
9/30/18	13.82	0.22	1.01	1.23	(0.47)	(0.23)	(0.70)	14.35	9.12%	18,549	0.48%	0.34%	1.54%
9/30/17	12.28	0.11	1.76	1.87	(0.19)	(0.14)	(0.33)	13.82	15.64%	16,509	0.51%	0.36%	0.86%
9/30/16	11.50	0.17	0.90	1.07	(0.19)	(0.10)	(0.29)	12.28	9.42%	12,831	0.57%	0.32%	1.47%
Class A
9/30/20	$ 12.58	$ 0.14	$ 0.49	$ 0.63	$ (0.22)	$ (1.22)	$ (1.44)	$ 11.77	4.79%	$ 28,190	0.73%	0.57%	1.18%
9/30/19	14.22	0.20	(0.15)aa	0.05	(0.31)	(1.38)	(1.69)	12.58	2.54%	19,901	0.73%	0.57%	1.61%
9/30/18	13.70	0.18	0.99	1.17	(0.42)	(0.23)	(0.65)	14.22	8.77%	19,675	0.74%	0.59%	1.25%
9/30/17	12.17	0.10	1.73	1.83	(0.16)	(0.14)	(0.30)	13.70	15.43%	16,011	0.76%	0.60%	0.82%
9/30/16	11.40	0.16	0.87	1.03	(0.16)	(0.10)	(0.26)	12.17	9.11%	17,430	0.82%	0.57%	1.35%
Class R4
9/30/20	$ 12.51	$ 0.24	$ 0.40	$ 0.64	$ (0.23)	$ (1.22)	$ (1.45)	$ 11.70	4.89%	$ 18,225	0.63%	0.47%	2.04%
9/30/19	14.15	0.24	(0.18)aa	0.06	(0.32)	(1.38)	(1.70)	12.51	2.68%	29,963	0.63%	0.47%	1.93%
9/30/18	13.65	0.20	0.98	1.18	(0.45)	(0.23)	(0.68)	14.15	8.86%	30,899	0.63%	0.49%	1.42%
9/30/17	12.13	0.09	1.75	1.84	(0.18)	(0.14)	(0.32)	13.65	15.52%	27,976	0.66%	0.51%	0.71%
9/30/16	11.38	0.17	0.87	1.04	(0.19)	(0.10)	(0.29)	12.13	9.27%	22,131	0.72%	0.47%	1.44%
Class R3
9/30/20	$ 12.47	$ 0.14	$ 0.47	$ 0.61	$ (0.20)	$ (1.22)	$ (1.42)	$ 11.66	4.62%	$ 42,710	0.88%	0.72%	1.25%
9/30/19	14.11	0.22	(0.19)aa	0.03	(0.29)	(1.38)	(1.67)	12.47	2.41%	46,767	0.88%	0.72%	1.82%
9/30/18	13.61	0.16	0.99	1.15	(0.42)	(0.23)	(0.65)	14.11	8.62%	49,481	0.88%	0.74%	1.19%
9/30/17	12.10	0.06	1.74	1.80	(0.15)	(0.14)	(0.29)	13.61	15.25%	44,618	0.91%	0.76%	0.48%
9/30/16	11.36	0.12	0.88	1.00	(0.16)	(0.10)	(0.26)	12.10	8.96%	36,332	0.97%	0.72%	1.02%

The accompanying notes are an integral part of the financial statements.

138

MassMutual RetireSMARTSM by JPMorgan 2050 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 8.80	$ 0.16	$ 0.33	$ 0.49	$ (0.19)	$ (0.79)	$ (0.98)	$ 8.31	5.29%	$ 18,528	0.13%	0.02%	2.02%
9/30/19	10.18	0.20	(0.15)aa	0.05	(0.28)	(1.15)	(1.43)	8.80	3.10%	15,050	0.14%	0.02%	2.27%
9/30/18	9.77	0.18	0.77	0.95	(0.36)	(0.18)	(0.54)	10.18	10.02%	5,973	0.14%	0.04%	1.82%
9/30/17	8.52	0.09	1.33	1.42	(0.15)	(0.02)	(0.17)	9.77	17.03%	3,775	0.15%	0.06%	0.96%
9/30/16	8.08	0.13	0.64	0.77	(0.15)	(0.18)	(0.33)	8.52	9.82%	2,211	0.18%	0.02%	1.54%
Class R5
9/30/20	$ 8.78	$ 0.16	$ 0.32	$ 0.48	$ (0.18)	$ (0.79)	$ (0.97)	$ 8.29	5.20%	$ 42,985	0.23%	0.12%	1.93%
9/30/19	10.16	0.17	(0.13)aa	0.04	(0.27)	(1.15)	(1.42)	8.78	3.03%	45,022	0.24%	0.12%	1.94%
9/30/18	9.76	0.18	0.75	0.93	(0.35)	(0.18)	(0.53)	10.16	9.83%	5,701	0.24%	0.14%	1.78%
9/30/17	8.51	0.06	1.35	1.41	(0.14)	(0.02)	(0.16)	9.76	16.95%	14,378	0.25%	0.16%	0.72%
9/30/16	8.07	0.04	0.73	0.77	(0.15)	(0.18)	(0.33)	8.51	9.73%	7,907	0.28%	0.12%	0.45%
Service Class
9/30/20	$ 8.82	$ 0.13	$ 0.34	$ 0.47	$ (0.16)	$ (0.79)	$ (0.95)	$ 8.34	5.13%	$ 10,119	0.33%	0.22%	1.59%
9/30/19	10.17	0.24	(0.20)aa	0.04	(0.24)	(1.15)	(1.39)	8.82	2.92%	8,399	0.34%	0.22%	2.73%
9/30/18	9.76	0.15	0.78	0.93	(0.34)	(0.18)	(0.52)	10.17	9.81%	41,405	0.34%	0.24%	1.55%
9/30/17	8.51	0.08	1.32	1.40	(0.13)	(0.02)	(0.15)	9.76	16.81%	40,188	0.35%	0.26%	0.94%
9/30/16	8.07	0.15	0.61	0.76	(0.14)	(0.18)	(0.32)	8.51	9.60%	37,620	0.38%	0.22%	1.90%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	92%	40%	65%	43%	68%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

139

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 8.79	$ 0.16	$ 0.30	$ 0.46	$ (0.16)	$ (0.79)	$ (0.95)	$ 8.30	4.98%	$ 34,367	0.43%	0.32%	1.97%
9/30/19	10.16	0.18	(0.15)aa	0.03	(0.25)	(1.15)	(1.40)	8.79	2.84%	52,850	0.44%	0.32%	2.06%
9/30/18	9.75	0.15	0.77	0.92	(0.33)	(0.18)	(0.51)	10.16	9.72%	44,569	0.44%	0.34%	1.47%
9/30/17	8.51	0.07	1.32	1.39	(0.13)	(0.02)	(0.15)	9.75	16.60%	37,139	0.45%	0.36%	0.76%
9/30/16	8.06	0.13	0.63	0.76	(0.13)	(0.18)	(0.31)	8.51	9.64%	33,053	0.48%	0.32%	1.55%
Class A
9/30/20	$ 8.72	$ 0.10	$ 0.34	$ 0.44	$ (0.14)	$ (0.79)	$ (0.93)	$ 8.23	4.81%	$ 26,813	0.68%	0.57%	1.22%
9/30/19	10.08	0.15	(0.14)aa	0.01	(0.22)	(1.15)	(1.37)	8.72	2.54%	21,195	0.69%	0.57%	1.70%
9/30/18	9.68	0.12	0.76	0.88	(0.30)	(0.18)	(0.48)	10.08	9.34%	20,721	0.69%	0.59%	1.25%
9/30/17	8.44	0.06	1.31	1.37	(0.11)	(0.02)	(0.13)	9.68	16.48%	19,612	0.70%	0.61%	0.62%
9/30/16	8.01	0.10	0.62	0.72	(0.11)	(0.18)	(0.29)	8.44	9.18%	20,244	0.73%	0.57%	1.29%
Class R4
9/30/20	$ 8.68	$ 0.16	$ 0.28	$ 0.44	$ (0.15)	$ (0.79)	$ (0.94)	$ 8.18	4.78%	$ 15,258	0.58%	0.47%	1.93%
9/30/19	10.05	0.16	(0.15)aa	0.01	(0.23)	(1.15)	(1.38)	8.68	2.66%	23,206	0.59%	0.47%	1.91%
9/30/18	9.65	0.13	0.77	0.90	(0.32)	(0.18)	(0.50)	10.05	9.56%	22,706	0.59%	0.49%	1.37%
9/30/17	8.42	0.06	1.31	1.37	(0.12)	(0.02)	(0.14)	9.65	16.52%	20,958	0.60%	0.51%	0.70%
9/30/16	8.00	0.10	0.63	0.73	(0.13)	(0.18)	(0.31)	8.42	9.32%	19,931	0.63%	0.47%	1.30%
Class R3
9/30/20	$ 8.60	$ 0.10	$ 0.32	$ 0.42	$ (0.12)	$ (0.79)	$ (0.91)	$ 8.11	4.59%	$ 32,608	0.83%	0.72%	1.23%
9/30/19	9.96	0.16	(0.16)aa	0.00[d]	(0.21)	(1.15)	(1.36)	8.60	2.44%	34,061	0.84%	0.72%	1.86%
9/30/18	9.57	0.11	0.76	0.87	(0.30)	(0.18)	(0.48)	9.96	9.28%	39,324	0.84%	0.74%	1.13%
9/30/17	8.36	0.03	1.30	1.33	(0.10)	(0.02)	(0.12)	9.57	16.20%	35,264	0.85%	0.76%	0.38%
9/30/16	7.94	0.07	0.64	0.71	(0.11)	(0.18)	(0.29)	8.36	9.12%	28,523	0.88%	0.72%	0.91%

The accompanying notes are an integral part of the financial statements.

140

MassMutual RetireSMARTSM by JPMorgan 2055 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 10.73	$ 0.21	$ 0.40	$ 0.61	$ (0.23)	$ (0.96)	$ (1.19)	$ 10.15	5.43%	$ 9,429	0.39%	0.00%	2.09%
9/30/19	12.04	0.24	(0.13)aa	0.11	(0.33)	(1.09)	(1.42)	10.73	3.15%	7,761	0.41%	0.00%	2.31%
9/30/18	11.71	0.19	0.94	1.13	(0.44)	(0.36)	(0.80)	12.04	9.97%	3,804	0.49%	0.02%	1.61%
9/30/17	10.30	0.10	1.62	1.72	(0.17)	(0.14)	(0.31)	11.71	17.23%	2,188	0.65%	0.04%	0.93%
9/30/16	9.59	0.17	0.77	0.94	(0.17)	(0.06)	(0.23)	10.30	9.92%	952	1.16%	0.00%	1.69%
Class R5
9/30/20	$ 10.73	$ 0.17	$ 0.43	$ 0.60	$ (0.22)	$ (0.96)	$ (1.18)	$ 10.15	5.34%	$ 643	0.49%	0.10%	1.72%
9/30/19	12.04	0.17	(0.08)aa	0.09	(0.31)	(1.09)	(1.40)	10.73	3.02%	534	0.51%	0.10%	1.61%
9/30/18	11.71	0.15	0.96	1.11	(0.42)	(0.36)	(0.78)	12.04	9.84%	231	0.59%	0.11%	1.24%
9/30/17	10.29	0.13	1.59	1.72	(0.16)	(0.14)	(0.30)	11.71	17.14%	139	0.77%	0.13%	1.19%
9/30/16	9.60	0.24	0.68	0.92	(0.17)	(0.06)	(0.23)	10.29	9.69%	174	1.26%	0.10%	2.48%
Service Class
9/30/20	$ 10.75	$ 0.18	$ 0.40	$ 0.58	$ (0.19)	$ (0.96)	$ (1.15)	$ 10.18	5.15%	$ 2,498	0.59%	0.20%	1.77%
9/30/19	12.05	0.28	(0.19)aa	0.09	(0.30)	(1.09)	(1.39)	10.75	2.99%	2,291	0.61%	0.20%	2.63%
9/30/18	11.72	0.18	0.93	1.11	(0.42)	(0.36)	(0.78)	12.05	9.78%	5,512	0.69%	0.22%	1.55%
9/30/17	10.32	0.10	1.60	1.70	(0.16)	(0.14)	(0.30)	11.72	16.92%	4,159	0.86%	0.23%	0.88%
9/30/16	9.62	0.15	0.77	0.92	(0.16)	(0.06)	(0.22)	10.32	9.69%	2,737	1.36%	0.20%	1.54%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	89%	50%	62%	47%	74%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

141

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 10.69	$ 0.16	$ 0.42	$ 0.58	$ (0.20)	$ (0.96)	$ (1.16)	$ 10.11	5.13%	$ 7,482	0.69%	0.30%	1.61%
9/30/19	12.00	0.21	(0.14)aa	0.07	(0.29)	(1.09)	(1.38)	10.69	2.79%	8,364	0.71%	0.30%	1.98%
9/30/18	11.67	0.18	0.92	1.10	(0.41)	(0.36)	(0.77)	12.00	9.73%	6,286	0.79%	0.32%	1.52%
9/30/17	10.28	0.08	1.60	1.68	(0.15)	(0.14)	(0.29)	11.67	16.83%	5,022	0.95%	0.34%	0.71%
9/30/16	9.58	0.14	0.77	0.91	(0.15)	(0.06)	(0.21)	10.28	9.64%	2,512	1.46%	0.30%	1.43%
Class A
9/30/20	$ 10.67	$ 0.13	$ 0.42	$ 0.55	$ (0.18)	$ (0.96)	$ (1.14)	$ 10.08	4.83%	$ 10,137	0.94%	0.55%	1.29%
9/30/19	11.97	0.16	(0.11)aa	0.05	(0.26)	(1.09)	(1.35)	10.67	2.55%	7,587	0.96%	0.55%	1.57%
9/30/18	11.64	0.12	0.94	1.06	(0.37)	(0.36)	(0.73)	11.97	9.41%	7,070	1.04%	0.57%	1.02%
9/30/17	10.25	0.08	1.58	1.66	(0.13)	(0.14)	(0.27)	11.64	16.58%	4,975	1.22%	0.58%	0.77%
9/30/16	9.56	0.13	0.75	0.88	(0.13)	(0.06)	(0.19)	10.25	9.32%	4,294	1.71%	0.55%	1.36%
Class R4
9/30/20	$ 10.64	$ 0.22	$ 0.33	$ 0.55	$ (0.19)	$ (0.96)	$ (1.15)	$ 10.04	4.85%	$ 6,887	0.84%	0.45%	2.20%
9/30/19	11.94	0.21	(0.14)aa	0.07	(0.28)	(1.09)	(1.37)	10.64	2.75%	12,251	0.86%	0.45%	2.02%
9/30/18	11.62	0.14	0.93	1.07	(0.39)	(0.36)	(0.75)	11.94	9.50%	11,111	0.94%	0.47%	1.19%
9/30/17	10.24	0.06	1.60	1.66	(0.14)	(0.14)	(0.28)	11.62	16.66%	7,998	1.10%	0.49%	0.54%
9/30/16	9.55	0.13	0.77	0.90	(0.15)	(0.06)	(0.21)	10.24	9.50%	4,650	1.61%	0.45%	1.34%
Class R3
9/30/20	$ 10.58	$ 0.11	$ 0.42	$ 0.53	$ (0.16)	$ (0.96)	$ (1.12)	$ 9.99	4.69%	$ 24,149	1.09%	0.70%	1.17%
9/30/19	11.88	0.19	(0.15)aa	0.04	(0.25)	(1.09)	(1.34)	10.58	2.44%	22,185	1.11%	0.70%	1.79%
9/30/18	11.57	0.13	0.90	1.03	(0.36)	(0.36)	(0.72)	11.88	9.22%	21,236	1.19%	0.72%	1.10%
9/30/17	10.20	0.04	1.59	1.63	(0.12)	(0.14)	(0.26)	11.57	16.41%	16,657	1.36%	0.73%	0.41%
9/30/16	9.53	0.08	0.78	0.86	(0.13)	(0.06)	(0.19)	10.20	9.14%	12,090	1.86%	0.70%	0.82%

The accompanying notes are an integral part of the financial statements.

142

MassMutual RetireSMARTSM by JPMorgan 2060 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 10.53	$ 0.20	$ 0.39	$ 0.59	$ (0.23)	$ (0.98)	$ (1.21)	$ 9.91	5.39%	$ 10,758	1.32%	0.00%	2.06%
9/30/19	11.92	0.28	(0.19)	0.09	(0.32)	(1.16)	(1.48)	10.53	3.15%	10,904	1.57%	0.00%	2.70%
9/30/18	11.40	0.22	0.89	1.11	(0.39)	(0.20)	(0.59)	11.92	10.03%	11,994	1.68%	0.02%	1.90%
9/30/17	10.17	0.12	1.54	1.66	(0.18)	(0.25)	(0.43)	11.40	17.02%	11,238	2.19%	0.04%	1.13%
9/30/16[g]	10.00	0.18	0.14	0.32	(0.15)	—	(0.15)	10.17	3.28%[b]	9,709	2.66%[a]	0.00%[a]	2.18%[a]
Class R5
9/30/20	$ 10.51	$ 0.25	$ 0.33	$ 0.58	$ (0.22)	$ (0.98)	$ (1.20)	$ 9.89	5.33%	$ 764	1.42%	0.10%	2.51%
9/30/19	11.91	0.10	(0.03)	0.07	(0.31)	(1.16)	(1.47)	10.51	2.96%	1,257	1.67%	0.10%	1.01%
9/30/18	11.39	0.13	0.97	1.10	(0.38)	(0.20)	(0.58)	11.91	9.94%	319	1.78%	0.11%	1.09%
9/30/17	10.16	0.10	1.55	1.65	(0.17)	(0.25)	(0.42)	11.39	16.92%	143	2.27%	0.14%	0.92%
9/30/16[g]	10.00	0.17	0.14	0.31	(0.15)	—	(0.15)	10.16	3.17%[b]	103	2.76%[a]	0.10%[a]	2.08%[a]
Service Class
9/30/20	$ 10.49	$ 0.12	$ 0.45	$ 0.57	$ (0.21)	$ (0.98)	$ (1.19)	$ 9.87	5.23%	$ 1,453	1.52%	0.20%	1.20%
9/30/19	11.90	0.32	(0.27)	0.05	(0.30)	(1.16)	(1.46)	10.49	2.79%	529	1.77%	0.20%	3.10%
9/30/18	11.38	0.12	0.98	1.10	(0.38)	(0.20)	(0.58)	11.90	9.88%	668	1.88%	0.21%	1.01%
9/30/17	10.16	0.08	1.56	1.64	(0.17)	(0.25)	(0.42)	11.38	16.76%	275	2.36%	0.24%	0.77%
9/30/16[g]	10.00	0.16	0.15	0.31	(0.15)	—	(0.15)	10.16	3.16%[b]	114	2.86%[a]	0.20%[a]	1.97%[a]

	Year ended September 30				Period ended
	2020	2019	2018	2017	September 30, 2016[b]
Portfolio turnover rate	77%	51%	58%	29%	54%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period November 23, 2015 (commencement of operations) through September 30, 2016.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

143

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 10.48	$ 0.12	$ 0.43	$ 0.55	$ (0.20)	$ (0.98)	$ (1.18)	$ 9.85	5.07%	$ 1,304	1.62%	0.30%	1.29%
9/30/19	11.87	0.20	(0.15)	0.05	(0.28)	(1.16)	(1.44)	10.48	2.81%	665	1.87%	0.30%	1.97%
9/30/18	11.36	0.17	0.91	1.08	(0.37)	(0.20)	(0.57)	11.87	9.71%	448	1.98%	0.32%	1.47%
9/30/17	10.15	0.04	1.59	1.63	(0.17)	(0.25)	(0.42)	11.36	16.67%	349	2.41%	0.34%	0.34%
9/30/16[g]	10.00	0.15	0.15	0.30	(0.15)	—	(0.15)	10.15	3.04%[b]	115	2.96%[a]	0.30%[a]	1.87%[a]
Class A
9/30/20	$ 10.46	$ 0.07	$ 0.46	$ 0.53	$ (0.18)	$ (0.98)	$ (1.16)	$ 9.83	4.89%	$ 1,190	1.87%	0.55%	0.74%
9/30/19	11.86	0.19	(0.17)	0.02	(0.26)	(1.16)	(1.42)	10.46	2.50%	437	2.12%	0.55%	1.84%
9/30/18	11.35	0.10	0.95	1.05	(0.34)	(0.20)	(0.54)	11.86	9.47%	304	2.23%	0.56%	0.89%
9/30/17	10.13	0.06	1.54	1.60	(0.13)	(0.25)	(0.38)	11.35	16.40%	155	2.73%	0.59%	0.53%
9/30/16[g]	10.00	0.13	0.14	0.27	(0.14)	—	(0.14)	10.13	2.81%[b]	114	3.21%[a]	0.55%[a]	1.58%[a]
Class R4
9/30/20	$ 10.47	$ 0.12	$ 0.42	$ 0.54	$ (0.18)	$ (0.98)	$ (1.16)	$ 9.85	4.97%	$ 769	1.77%	0.45%	1.26%
9/30/19	11.87	0.14	(0.11)	0.03	(0.27)	(1.16)	(1.43)	10.47	2.60%	374	2.02%	0.45%	1.36%
9/30/18	11.36	0.14	0.92	1.06	(0.35)	(0.20)	(0.55)	11.87	9.58%	255	2.13%	0.47%	1.24%
9/30/17	10.14	0.06	1.55	1.61	(0.14)	(0.25)	(0.39)	11.36	16.47%	162	2.62%	0.49%	0.55%
9/30/16[g]	10.00	0.14	0.14	0.28	(0.14)	—	(0.14)	10.14	2.93%[b]	103	3.11%[a]	0.45%[a]	1.73%[a]
Class R3
9/30/20	$ 10.41	$ 0.08	$ 0.43	$ 0.51	$ (0.14)	$ (0.98)	$ (1.12)	$ 9.80	4.66%	$ 1,885	2.02%	0.70%	0.89%
9/30/19	11.80	0.14	(0.12)	0.02	(0.25)	(1.16)	(1.41)	10.41	2.49%	1,096	2.27%	0.70%	1.38%
9/30/18	11.32	0.08	0.94	1.02	(0.34)	(0.20)	(0.54)	11.80	9.20%	800	2.38%	0.72%	0.73%
9/30/17	10.12	0.02	1.57	1.59	(0.14)	(0.25)	(0.39)	11.32	16.25%	322	2.83%	0.74%	0.15%
9/30/16[g]	10.00	0.12	0.14	0.26	(0.14)	—	(0.14)	10.12	2.70%[b]	120	3.36%[a]	0.70%[a]	1.48%[a]

The accompanying notes are an integral part of the financial statements.

144

MassMutual Select T. Rowe Price Retirement Balanced Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 15.46	$ 0.31	$ 0.91	$ 1.22	$ (0.38)	$ (0.11)	$ (0.49)	$ 16.19	8.01%	$ 18,598	0.19%	0.06%	2.03%
9/30/19	15.22	0.29	0.44	0.73	(0.36)	(0.13)	(0.49)	15.46	5.24%	14,363	0.27%	0.01%	1.94%
9/30/18[g]	15.00	0.02	0.20	0.22	—	—	—	15.22	1.47%[b]	5,429	0.41%[a]	0.00%[a]	0.25%[a]
Class M5
9/30/20	$ 15.48	$ 0.34	$ 0.85	$ 1.19	$ (0.36)	$ (0.11)	$ (0.47)	$ 16.20	7.85%	$ 126,059	0.33%	0.20%	2.17%
9/30/19	15.21	0.08	0.64	0.72	(0.32)	(0.13)	(0.45)	15.48	5.11%	118,872	0.42%	0.16%	0.53%
9/30/18[g]	15.00	0.01	0.20	0.21	—	—	—	15.21	1.40%[b]	9,189	0.56%[a]	0.15%[a]	0.09%[a]
Class M4
9/30/20	$ 15.42	$ 0.30	$ 0.84	$ 1.14	$ (0.32)	$ (0.11)	$ (0.43)	$ 16.13	7.52%	$ 19,598	0.58%	0.45%	1.94%
9/30/19	15.18	0.27	0.41	0.68	(0.31)	(0.13)	(0.44)	15.42	4.85%	17,961	0.67%	0.40%	1.79%
9/30/18[g]	15.00	(0.02)	0.20	0.18	—	—	—	15.18	1.20%[b]	14,251	0.81%[a]	0.40%[a]	(0.16%)[a]
Class M3
9/30/20	$ 15.39	$ 0.28	$ 0.82	$ 1.10	$ (0.27)	$ (0.11)	$ (0.38)	$ 16.11	7.27%	$ 6,073	0.83%	0.70%	1.79%
9/30/19	15.16	0.25	0.39	0.64	(0.28)	(0.13)	(0.41)	15.39	4.61%	7,417	0.92%	0.66%	1.68%
9/30/18[g]	15.00	(0.04)	0.20	0.16	—	—	—	15.16	1.07%[b]	6,340	1.06%[a]	0.65%[a]	(0.41%)[a]

	Year ended September 30		Period ended
	2020	2019	September 30, 2018[b]
Portfolio turnover rate	50%	19%	60%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

145

MassMutual Select T. Rowe Price Retirement 2005 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 15.74	$ 0.34	$ 0.85	$ 1.19	$ (0.43)	$ (0.26)	$ (0.69)	$ 16.24	7.74%	$ 19,736	0.62%	0.06%	2.21%
9/30/19	15.19	0.21	0.66	0.87	(0.29)	(0.03)	(0.32)	15.74	5.96%	13,386	0.87%	0.02%	1.40%
9/30/18[g]	15.00	0.04	0.15	0.19	—	—	—	15.19	1.27%[b]	4,932	2.26%[a]	0.00%[a]	0.38%[a]
Class M5
9/30/20	$ 15.71	$ 0.41	$ 0.75	$ 1.16	$ (0.41)	$ (0.26)	$ (0.67)	$ 16.20	7.55%	$ 8,440	0.77%	0.20%	2.63%
9/30/19	15.17	0.34	0.50	0.84	(0.27)	(0.03)	(0.30)	15.71	5.80%	8,422	1.03%	0.16%	2.26%
9/30/18[g]	15.00	0.02	0.15	0.17	—	—	—	15.17	1.13%[b]	7,754	2.41%[a]	0.15%[a]	0.21%[a]
Class M4
9/30/20	$ 15.69	$ 0.36	$ 0.76	$ 1.12	$ (0.38)	$ (0.26)	$ (0.64)	$ 16.17	7.29%	$ 3,455	1.02%	0.45%	2.30%
9/30/19	15.15	0.25	0.56	0.81	(0.24)	(0.03)	(0.27)	15.69	5.53%	3,138	1.28%	0.41%	1.64%
9/30/18[g]	15.00	(0.00)[d]	0.15	0.15	—	—	—	15.15	1.00%[b]	2,059	2.66%[a]	0.40%[a]	(0.05%)[a]
Class M3
9/30/20	$ 15.64	$ 0.32	$ 0.76	$ 1.08	$ (0.35)	$ (0.26)	$ (0.61)	$ 16.11	7.01%	$ 1,227	1.27%	0.69%	2.07%
9/30/19	15.12	0.22	0.55	0.77	(0.22)	(0.03)	(0.25)	15.64	5.28%	1,539	1.53%	0.66%	1.45%
9/30/18[g]	15.00	(0.03)	0.15	0.12	—	—	—	15.12	0.80%[b]	895	2.91%[a]	0.65%[a]	(0.30%)[a]

	Year ended September 30		Period ended
	2020	2019	September 30, 2018[b]
Portfolio turnover rate	59%	41%	39%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

146

MassMutual Select T. Rowe Price Retirement 2010 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 15.66	$ 0.37	$ 0.85	$ 1.22	$ (0.43)	$ (0.40)	$ (0.83)	$ 16.05	8.02%	$ 72,187	0.20%	0.05%	2.40%
9/30/19	15.20	0.34	0.50	0.84	(0.37)	(0.01)	(0.38)	15.66	5.84%	65,842	0.16%	0.01%	2.26%
9/30/18[g]	15.00	0.02	0.18	0.20	—	—	—	15.20	1.33%[b]	19,842	0.26%[a]	0.00%[a]	0.33%[a]
Class M5
9/30/20	$ 15.65	$ 0.39	$ 0.80	$ 1.19	$ (0.41)	$ (0.40)	$ (0.81)	$ 16.03	7.81%	$ 28,892	0.34%	0.20%	2.53%
9/30/19	15.19	0.36	0.46	0.82	(0.35)	(0.01)	(0.36)	15.65	5.70%	30,690	0.31%	0.16%	2.43%
9/30/18[g]	15.00	0.01	0.18	0.19	—	—	—	15.19	1.27%[b]	32,952	0.41%[a]	0.15%[a]	0.16%[a]
Class M4
9/30/20	$ 15.61	$ 0.33	$ 0.82	$ 1.15	$ (0.37)	$ (0.40)	$ (0.77)	$ 15.99	7.56%	$ 30,398	0.60%	0.45%	2.16%
9/30/19	15.17	0.31	0.46	0.77	(0.32)	(0.01)	(0.33)	15.61	5.37%	23,473	0.56%	0.41%	2.06%
9/30/18[g]	15.00	(0.01)	0.18	0.17	—	—	—	15.17	1.13%[b]	20,459	0.66%[a]	0.40%[a]	(0.08%)[a]
Class M3
9/30/20	$ 15.59	$ 0.25	$ 0.87	$ 1.12	$ (0.32)	$ (0.40)	$ (0.72)	$ 15.99	7.34%	$ 14,512	0.85%	0.70%	1.62%
9/30/19	15.14	0.26	0.48	0.74	(0.28)	(0.01)	(0.29)	15.59	5.15%	13,737	0.81%	0.66%	1.74%
9/30/18[g]	15.00	(0.04)	0.18	0.14	—	—	—	15.14	0.93%[b]	15,085	0.91%[a]	0.65%[a]	(0.33%)[a]

	Year ended September 30		Period ended
	2020	2019	September 30, 2018[b]
Portfolio turnover rate	53%	27%	14%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

147

MassMutual Select T. Rowe Price Retirement 2015 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 15.64	$ 0.35	$ 0.93	$ 1.28	$ (0.41)	$ (0.34)	$ (0.75)	$ 16.17	8.40%	$ 65,346	0.20%	0.06%	2.29%
9/30/19	15.21	0.30	0.49	0.79	(0.34)	(0.02)	(0.36)	15.64	5.52%	56,389	0.17%	0.01%	1.99%
9/30/18[g]	15.00	0.02	0.19	0.21	—	—	—	15.21	1.40%[b]	27,304	0.34%[a]	0.00%[a]	0.29%[a]
Class M5
9/30/20	$ 15.62	$ 0.36	$ 0.89	$ 1.25	$ (0.39)	$ (0.34)	$ (0.73)	$ 16.14	8.19%	$ 53,926	0.35%	0.21%	2.30%
9/30/19	15.19	0.32	0.46	0.78	(0.33)	(0.02)	(0.35)	15.62	5.44%	52,284	0.32%	0.16%	2.14%
9/30/18[g]	15.00	0.01	0.18	0.19	—	—	—	15.19	1.27%[b]	53,386	0.49%[a]	0.15%[a]	0.14%[a]
Class M4
9/30/20	$ 15.60	$ 0.31	$ 0.89	$ 1.20	$ (0.34)	$ (0.34)	$ (0.68)	$ 16.12	7.89%	$ 12,857	0.60%	0.46%	2.03%
9/30/19	15.17	0.23	0.51	0.74	(0.29)	(0.02)	(0.31)	15.60	5.15%	13,738	0.57%	0.41%	1.52%
9/30/18[g]	15.00	(0.01)	0.18	0.17	—	—	—	15.17	1.13%[b]	11,781	0.74%[a]	0.40%[a]	(0.12%)[a]
Class M3
9/30/20	$ 15.56	$ 0.30	$ 0.87	$ 1.17	$ (0.31)	$ (0.34)	$ (0.65)	$ 16.08	7.65%	$ 7,211	0.85%	0.70%	1.96%
9/30/19	15.15	0.28	0.41	0.69	(0.26)	(0.02)	(0.28)	15.56	4.84%	8,621	0.82%	0.66%	1.89%
9/30/18[g]	15.00	(0.04)	0.19	0.15	—	—	—	15.15	1.00%[b]	7,694	0.99%[a]	0.65%[a]	(0.37%)[a]

	Year ended September 30		Period ended
	2020	2019	September 30, 2018[b]
Portfolio turnover rate	57%	32%	19%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

148

MassMutual Select T. Rowe Price Retirement 2020 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 15.63	$ 0.33	$ 0.99	$ 1.32	$ (0.39)	$ (0.34)	$ (0.73)	$ 16.22	8.63%	$ 265,328	0.12%	0.07%	2.11%
9/30/19	15.23	0.27	0.47	0.74	(0.33)	(0.01)	(0.34)	15.63	5.20%	219,375	0.05%	0.02%	1.81%
9/30/18[g]	15.00	0.02	0.21	0.23	—	—	—	15.23	1.53%[b]	110,027	0.05%[a]	0.00%[a]	0.25%[a]
Class M5
9/30/20	$ 15.61	$ 0.34	$ 0.96	$ 1.30	$ (0.37)	$ (0.34)	$ (0.71)	$ 16.20	8.49%	$ 257,134	0.26%	0.21%	2.17%
9/30/19	15.21	0.29	0.43	0.72	(0.31)	(0.01)	(0.32)	15.61	5.07%	251,317	0.20%	0.17%	1.93%
9/30/18[g]	15.00	0.01	0.20	0.21	—	—	—	15.21	1.40%[b]	243,194	0.20%[a]	0.15%[a]	0.09%[a]
Class M4
9/30/20	$ 15.58	$ 0.30	$ 0.96	$ 1.26	$ (0.33)	$ (0.34)	$ (0.67)	$ 16.17	8.24%	$ 159,246	0.51%	0.46%	1.92%
9/30/19	15.19	0.26	0.42	0.68	(0.28)	(0.01)	(0.29)	15.58	4.79%	147,162	0.45%	0.42%	1.77%
9/30/18[g]	15.00	(0.01)	0.20	0.19	—	—	—	15.19	1.27%[b]	136,540	0.45%[a]	0.40%[a]	(0.16%)[a]
Class M3
9/30/20	$ 15.56	$ 0.25	$ 0.97	$ 1.22	$ (0.28)	$ (0.34)	$ (0.62)	$ 16.16	8.01%	$ 65,611	0.76%	0.71%	1.65%
9/30/19	15.17	0.21	0.43	0.64	(0.24)	(0.01)	(0.25)	15.56	4.49%	74,882	0.70%	0.67%	1.39%
9/30/18[g]	15.00	(0.04)	0.21	0.17	—	—	—	15.17	1.13%[b]	76,167	0.70%[a]	0.65%[a]	(0.41%)[a]

	Year ended September 30		Period ended
	2020	2019	September 30, 2018[b]
Portfolio turnover rate	53%	19%	11%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

149

MassMutual Select T. Rowe Price Retirement 2025 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 15.62	$ 0.29	$ 1.15	$ 1.44	$ (0.36)	$ (0.24)	$ (0.60)	$ 16.46	9.35%	$ 284,762	0.14%	0.08%	1.89%
9/30/19	15.23	0.22	0.47	0.69	(0.29)	(0.01)	(0.30)	15.62	4.91%	202,728	0.06%	0.02%	1.43%
9/30/18[g]	15.00	0.02	0.21	0.23	—	—	—	15.23	1.53%[b]	81,689	0.09%[a]	0.00%[a]	0.20%[a]
Class M5
9/30/20	$ 15.60	$ 0.32	$ 1.09	$ 1.41	$ (0.34)	$ (0.24)	$ (0.58)	$ 16.43	9.15%	$ 158,255	0.27%	0.22%	2.07%
9/30/19	15.22	0.26	0.41	0.67	(0.28)	(0.01)	(0.29)	15.60	4.72%	154,071	0.21%	0.16%	1.73%
9/30/18[g]	15.00	0.00[d]	0.22	0.22	—	—	—	15.22	1.47%[b]	147,045	0.24%[a]	0.15%[a]	0.05%[a]
Class M4
9/30/20	$ 15.58	$ 0.26	$ 1.11	$ 1.37	$ (0.31)	$ (0.24)	$ (0.55)	$ 16.40	8.85%	$ 89,755	0.53%	0.48%	1.69%
9/30/19	15.20	0.20	0.44	0.64	(0.25)	(0.01)	(0.26)	15.58	4.48%	81,705	0.46%	0.41%	1.33%
9/30/18[g]	15.00	(0.02)	0.22	0.20	—	—	—	15.20	1.33%[b]	61,589	0.49%[a]	0.40%[a]	(0.20%)[a]
Class M3
9/30/20	$ 15.53	$ 0.25	$ 1.08	$ 1.33	$ (0.27)	$ (0.24)	$ (0.51)	$ 16.35	8.62%	$ 55,244	0.77%	0.72%	1.59%
9/30/19	15.17	0.16	0.44	0.60	(0.23)	(0.01)	(0.24)	15.53	4.23%	64,120	0.71%	0.66%	1.10%
9/30/18[g]	15.00	(0.04)	0.21	0.17	—	—	—	15.17	1.13%[b]	44,333	0.74%[a]	0.65%[a]	(0.45%)[a]

	Year ended September 30		Period ended
	2020	2019	September 30, 2018[b]
Portfolio turnover rate	42%	14%	10%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

150

MassMutual Select T. Rowe Price Retirement 2030 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 15.60	$ 0.27	$ 1.23	$ 1.50	$ (0.34)	$ (0.22)	$ (0.56)	$ 16.54	9.78%	$ 432,292	0.13%	0.09%	1.74%
9/30/19	15.23	0.20	0.45	0.65	(0.28)	(0.00)[d]	(0.28)	15.60	4.61%	329,602	0.04%	0.01%	1.37%
9/30/18[g]	15.00	0.01	0.22	0.23	—	—	—	15.23	1.53%[b]	148,473	0.04%[a]	0.00%[a]	0.16%[a]
Class M5
9/30/20	$ 15.58	$ 0.28	$ 1.20	$ 1.48	$ (0.32)	$ (0.22)	$ (0.54)	$ 16.52	9.65%	$ 489,123	0.27%	0.23%	1.77%
9/30/19	15.22	0.23	0.39	0.62	(0.26)	(0.00)[d]	(0.26)	15.58	4.41%	434,061	0.19%	0.16%	1.53%
9/30/18[g]	15.00	0.00[d]	0.22	0.22	—	—	—	15.22	1.47%[b]	409,120	0.19%[a]	0.15%[a]	0.00%[a]
Class M4
9/30/20	$ 15.55	$ 0.23	$ 1.20	$ 1.43	$ (0.28)	$ (0.22)	$ (0.50)	$ 16.48	9.34%	$ 298,652	0.52%	0.48%	1.51%
9/30/19	15.20	0.20	0.39	0.59	(0.24)	(0.00)[d]	(0.24)	15.55	4.16%	247,113	0.44%	0.41%	1.34%
9/30/18[g]	15.00	(0.02)	0.22	0.20	—	—	—	15.20	1.33%[b]	193,313	0.44%[a]	0.40%[a]	(0.25%)[a]
Class M3
9/30/20	$ 15.53	$ 0.20	$ 1.19	$ 1.39	$ (0.24)	$ (0.22)	$ (0.46)	$ 16.46	9.06%	$ 123,936	0.77%	0.73%	1.30%
9/30/19	15.17	0.15	0.41	0.56	(0.20)	(0.00)[d]	(0.20)	15.53	3.93%	131,017	0.69%	0.66%	1.01%
9/30/18[g]	15.00	(0.05)	0.22	0.17	—	—	—	15.17	1.13%[b]	123,963	0.69%[a]	0.65%[a]	(0.50%)[a]

	Year ended September 30		Period ended
	2020	2019	September 30, 2018[b]
Portfolio turnover rate	34%	12%	7%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

151

MassMutual Select T. Rowe Price Retirement 2035 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 15.58	$ 0.25	$ 1.30	$ 1.55	$ (0.32)	$ (0.17)	$ (0.49)	$ 16.64	10.08%	$ 250,301	0.15%	0.09%	1.59%
9/30/19	15.24	0.17	0.42	0.59	(0.25)	(0.00)[d]	(0.25)	15.58	4.23%	172,985	0.07%	0.02%	1.15%
9/30/18[g]	15.00	0.01	0.23	0.24	—	—	—	15.24	1.60%[b]	70,756	0.10%[a]	0.00%[a]	0.12%[a]
Class M5
9/30/20	$ 15.56	$ 0.26	$ 1.27	$ 1.53	$ (0.30)	$ (0.17)	$ (0.47)	$ 16.62	9.95%	$ 176,646	0.29%	0.23%	1.68%
9/30/19	15.23	0.20	0.37	0.57	(0.24)	(0.00)[d]	(0.24)	15.56	4.05%	155,562	0.22%	0.16%	1.31%
9/30/18[g]	15.00	(0.00)[d]	0.23	0.23	—	—	—	15.23	1.53%[b]	136,793	0.25%[a]	0.15%[a]	(0.03%)[a]
Class M4
9/30/20	$ 15.53	$ 0.22	$ 1.27	$ 1.49	$ (0.27)	$ (0.17)	$ (0.44)	$ 16.58	9.66%	$ 75,337	0.55%	0.49%	1.38%
9/30/19	15.20	0.16	0.38	0.54	(0.21)	(0.00)[d]	(0.21)	15.53	3.81%	65,583	0.47%	0.41%	1.05%
9/30/18[g]	15.00	(0.03)	0.23	0.20	—	—	—	15.20	1.33%[b]	54,036	0.50%[a]	0.40%[a]	(0.28%)[a]
Class M3
9/30/20	$ 15.50	$ 0.19	$ 1.25	$ 1.44	$ (0.22)	$ (0.17)	$ (0.39)	$ 16.55	9.39%	$ 58,793	0.79%	0.73%	1.19%
9/30/19	15.18	0.12	0.39	0.51	(0.19)	(0.00)[d]	(0.19)	15.50	3.57%	57,490	0.72%	0.66%	0.80%
9/30/18[g]	15.00	(0.05)	0.23	0.18	—	—	—	15.18	1.20%[b]	50,119	0.75%[a]	0.65%[a]	(0.53%)[a]

	Year ended September 30		Period ended
	2020	2019	September 30, 2018[b]
Portfolio turnover rate	27%	12%	9%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

152

MassMutual Select T. Rowe Price Retirement 2040 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 15.56	$ 0.23	$ 1.38	$ 1.61	$ (0.31)	$ (0.13)	$ (0.44)	$ 16.73	10.45%	$ 300,976	0.14%	0.09%	1.49%
9/30/19	15.24	0.16	0.40	0.56	(0.24)	(0.00)[d]	(0.24)	15.56	3.97%	223,242	0.04%	0.02%	1.05%
9/30/18[g]	15.00	0.01	0.23	0.24	—	—	—	15.24	1.60%[b]	99,534	0.05%[a]	0.00%[a]	0.08%[a]
Class M5
9/30/20	$ 15.54	$ 0.23	$ 1.36	$ 1.59	$ (0.29)	$ (0.13)	$ (0.42)	$ 16.71	10.32%	$ 405,437	0.29%	0.25%	1.47%
9/30/19	15.23	0.18	0.35	0.53	(0.22)	(0.00)[d]	(0.22)	15.54	3.77%	337,741	0.19%	0.16%	1.20%
9/30/18[g]	15.00	(0.01)	0.24	0.23	—	—	—	15.23	1.53%[b]	316,521	0.20%[a]	0.15%[a]	(0.07%)[a]
Class M4
9/30/20	$ 15.50	$ 0.19	$ 1.35	$ 1.54	$ (0.25)	$ (0.13)	$ (0.38)	$ 16.66	10.03%	$ 249,598	0.54%	0.50%	1.22%
9/30/19	15.21	0.15	0.34	0.49	(0.20)	(0.00)[d]	(0.20)	15.50	3.48%	189,684	0.44%	0.42%	1.00%
9/30/18[g]	15.00	(0.03)	0.24	0.21	—	—	—	15.21	1.40%[b]	132,361	0.45%[a]	0.40%[a]	(0.32%)[a]
Class M3
9/30/20	$ 15.49	$ 0.15	$ 1.35	$ 1.50	$ (0.21)	$ (0.13)	$ (0.34)	$ 16.65	9.76%	$ 98,070	0.78%	0.74%	0.96%
9/30/19	15.18	0.09	0.38	0.47	(0.16)	(0.00)[d]	(0.16)	15.49	3.30%	94,948	0.69%	0.66%	0.64%
9/30/18[g]	15.00	(0.05)	0.23	0.18	—	—	—	15.18	1.20%[b]	86,806	0.70%[a]	0.65%[a]	(0.57%)[a]

	Year ended September 30		Period ended
	2020	2019	September 30, 2018[b]
Portfolio turnover rate	22%	10%	6%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

153

MassMutual Select T. Rowe Price Retirement 2045 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 15.54	$ 0.22	$ 1.41	$ 1.63	$ (0.29)	$ (0.12)	$ (0.41)	$ 16.76	10.60%	$ 154,476	0.18%	0.10%	1.39%
9/30/19	15.25	0.14	0.38	0.52	(0.23)	(0.00)[d]	(0.23)	15.54	3.71%	111,981	0.08%	0.01%	0.91%
9/30/18[g]	15.00	0.01	0.24	0.25	—	—	—	15.25	1.67%[b]	41,249	0.12%[a]	0.00%[a]	0.06%[a]
Class M5
9/30/20	$ 15.53	$ 0.22	$ 1.38	$ 1.60	$ (0.27)	$ (0.12)	$ (0.39)	$ 16.74	10.40%	$ 141,319	0.31%	0.25%	1.40%
9/30/19	15.23	0.16	0.35	0.51	(0.21)	(0.00)[d]	(0.21)	15.53	3.64%	119,760	0.23%	0.15%	1.08%
9/30/18[g]	15.00	(0.01)	0.24	0.23	—	—	—	15.23	1.53%[b]	106,428	0.27%[a]	0.15%[a]	(0.09%)[a]
Class M4
9/30/20	$ 15.50	$ 0.18	$ 1.38	$ 1.56	$ (0.24)	$ (0.12)	$ (0.36)	$ 16.70	10.12%	$ 60,056	0.56%	0.50%	1.15%
9/30/19	15.21	0.12	0.35	0.47	(0.18)	(0.00)[d]	(0.18)	15.50	3.35%	53,040	0.48%	0.40%	0.78%
9/30/18[g]	15.00	(0.03)	0.24	0.21	—	—	—	15.21	1.40%[b]	39,913	0.52%[a]	0.40%[a]	(0.34%)[a]
Class M3
9/30/20	$ 15.47	$ 0.14	$ 1.38	$ 1.52	$ (0.20)	$ (0.12)	$ (0.32)	$ 16.67	9.86%	$ 46,619	0.81%	0.74%	0.92%
9/30/19	15.19	0.08	0.36	0.44	(0.16)	(0.00)[d]	(0.16)	15.47	3.08%	44,515	0.73%	0.65%	0.55%
9/30/18[g]	15.00	(0.05)	0.24	0.19	—	—	—	15.19	1.27%[b]	35,501	0.77%[a]	0.65%[a]	(0.59%)[a]

	Year ended September 30		Period ended
	2020	2019	September 30, 2018[b]
Portfolio turnover rate	22%	10%	8%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

154

MassMutual Select T. Rowe Price Retirement 2050 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 15.55	$ 0.22	$ 1.41	$ 1.63	$ (0.29)	$ (0.11)	$ (0.40)	$ 16.78	10.57%	$ 161,863	0.16%	0.10%	1.39%
9/30/19	15.25	0.13	0.40	0.53	(0.23)	(0.00)[d]	(0.23)	15.55	3.75%	121,897	0.06%	0.01%	0.90%
9/30/18[g]	15.00	0.00[d]	0.25	0.25	—	—	—	15.25	1.67%[b]	46,555	0.08%[a]	0.00%[a]	0.06%[a]
Class M5
9/30/20	$ 15.53	$ 0.21	$ 1.40	$ 1.61	$ (0.27)	$ (0.11)	$ (0.38)	$ 16.76	10.44%	$ 280,003	0.30%	0.25%	1.34%
9/30/19	15.23	0.16	0.35	0.51	(0.21)	(0.00)[d]	(0.21)	15.53	3.62%	223,250	0.21%	0.15%	1.11%
9/30/18[g]	15.00	(0.01)	0.24	0.23	—	—	—	15.23	1.53%[b]	199,760	0.23%[a]	0.15%[a]	(0.09%)[a]
Class M4
9/30/20	$ 15.49	$ 0.17	$ 1.39	$ 1.56	$ (0.23)	$ (0.11)	$ (0.34)	$ 16.71	10.16%	$ 147,994	0.55%	0.50%	1.09%
9/30/19	15.21	0.14	0.33	0.47	(0.19)	(0.00)[d]	(0.19)	15.49	3.33%	106,909	0.46%	0.41%	0.93%
9/30/18[g]	15.00	(0.03)	0.24	0.21	—	—	—	15.21	1.40%[b]	76,013	0.48%[a]	0.40%[a]	(0.34%)[a]
Class M3
9/30/20	$ 15.47	$ 0.13	$ 1.39	$ 1.52	$ (0.19)	$ (0.11)	$ (0.30)	$ 16.69	9.91%	$ 57,934	0.80%	0.74%	0.84%
9/30/19	15.19	0.08	0.35	0.43	(0.15)	(0.00)[d]	(0.15)	15.47	3.03%	53,218	0.71%	0.65%	0.54%
9/30/18[g]	15.00	(0.05)	0.24	0.19	—	—	—	15.19	1.27%[b]	44,079	0.73%[a]	0.65%[a]	(0.59%)[a]

	Year ended September 30		Period ended
	2020	2019	September 30, 2018[b]
Portfolio turnover rate	22%	10%	5%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

155

MassMutual Select T. Rowe Price Retirement 2055 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 15.54	$ 0.21	$ 1.41	$ 1.62	$ (0.29)	$ (0.12)	$ (0.41)	$ 16.75	10.55%	$ 67,777	0.22%	0.10%	1.32%
9/30/19	15.25	0.13	0.39	0.52	(0.23)	(0.00)[d]	(0.23)	15.54	3.70%	46,245	0.15%	0.01%	0.85%
9/30/18[g]	15.00	(0.00)[d]	0.25	0.25	—	—	—	15.25	1.67%[b]	16,170	0.24%[a]	0.00%[a]	0.06%[a]
Class M5
9/30/20	$ 15.52	$ 0.21	$ 1.39	$ 1.60	$ (0.27)	$ (0.12)	$ (0.39)	$ 16.73	10.43%	$ 94,767	0.36%	0.24%	1.34%
9/30/19	15.23	0.16	0.34	0.50	(0.21)	(0.00)[d]	(0.21)	15.52	3.57%	75,163	0.30%	0.15%	1.06%
9/30/18[g]	15.00	(0.01)	0.24	0.23	—	—	—	15.23	1.53%[b]	59,887	0.39%[a]	0.15%[a]	(0.09%)[a]
Class M4
9/30/20	$ 15.50	$ 0.17	$ 1.38	$ 1.55	$ (0.24)	$ (0.12)	$ (0.36)	$ 16.69	10.07%	$ 32,270	0.61%	0.50%	1.07%
9/30/19	15.21	0.11	0.36	0.47	(0.18)	(0.00)[d]	(0.18)	15.50	3.34%	25,459	0.55%	0.40%	0.71%
9/30/18[g]	15.00	(0.03)	0.24	0.21	—	—	—	15.21	1.40%[b]	18,047	0.64%[a]	0.40%[a]	(0.34%)[a]
Class M3
9/30/20	$ 15.46	$ 0.13	$ 1.37	$ 1.50	$ (0.20)	$ (0.12)	$ (0.32)	$ 16.64	9.79%	$ 22,526	0.86%	0.74%	0.86%
9/30/19	15.19	0.08	0.35	0.43	(0.16)	(0.00)[d]	(0.16)	15.46	3.05%	19,819	0.80%	0.65%	0.51%
9/30/18[g]	15.00	(0.05)	0.24	0.19	—	—	—	15.19	1.27%[b]	13,616	0.89%[a]	0.65%[a]	(0.59%)[a]

	Year ended September 30		Period ended
	2020	2019	September 30, 2018[b]
Portfolio turnover rate	24%	9%	9%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

156

MassMutual Select T. Rowe Price Retirement 2060 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 15.51	$ 0.17	$ 1.46	$ 1.63	$ (0.29)	$ (0.12)	$ (0.41)	$ 16.73	10.58%	$ 27,484	0.49%	0.12%	1.10%
9/30/19	15.25	0.12	0.39	0.51	(0.23)	(0.02)	(0.25)	15.51	3.67%	14,159	0.85%	0.01%	0.79%
9/30/18[g]	15.00	0.00[d]	0.25	0.25	—	—	—	15.25	1.67%[b]	3,616	2.35%[a]	0.00%[a]	0.06%[a]
Class M5
9/30/20	$ 15.49	$ 0.17	$ 1.43	$ 1.60	$ (0.27)	$ (0.12)	$ (0.39)	$ 16.70	10.41%	$ 15,067	0.64%	0.27%	1.07%
9/30/19	15.24	0.12	0.36	0.48	(0.21)	(0.02)	(0.23)	15.49	3.50%	7,791	1.00%	0.15%	0.78%
9/30/18[g]	15.00	(0.01)	0.25	0.24	—	—	—	15.24	1.60%[b]	3,032	2.50%[a]	0.15%[a]	(0.09%)[a]
Class M4
9/30/20	$ 15.46	$ 0.15	$ 1.40	$ 1.55	$ (0.24)	$ (0.12)	$ (0.36)	$ 16.65	10.10%	$ 14,447	0.88%	0.52%	0.96%
9/30/19	15.21	0.10	0.36	0.46	(0.19)	(0.02)	(0.21)	15.46	3.34%	8,489	1.25%	0.40%	0.68%
9/30/18[g]	15.00	(0.02)	0.23	0.21	—	—	—	15.21	1.40%[b]	3,919	2.75%[a]	0.40%[a]	(0.34%)[a]
Class M3
9/30/20	$ 15.42	$ 0.09	$ 1.42	$ 1.51	$ (0.20)	$ (0.12)	$ (0.32)	$ 16.61	9.87%	$ 5,798	1.13%	0.77%	0.61%
9/30/19	15.19	0.07	0.35	0.42	(0.17)	(0.02)	(0.19)	15.42	3.03%	3,420	1.50%	0.65%	0.49%
9/30/18[g]	15.00	(0.04)	0.23	0.19	—	—	—	15.19	1.27%[b]	2,126	3.00%[a]	0.65%[a]	(0.59%)[a]

	Year ended September 30		Period ended
	2020	2019	September 30, 2018[b]
Portfolio turnover rate	31%	16%	36%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

157

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 27 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Select 20/80 Allocation Fund (formerly known as MassMutual RetireSMARTSM Conservative Fund) (“20/80 Allocation Fund”)

MassMutual Select 40/60 Allocation Fund (formerly known as MassMutual RetireSMARTSM Moderate Fund) (“40/60 Allocation Fund”)

MassMutual Select 60/40 Allocation Fund (formerly known as MassMutual RetireSMARTSM Moderate Growth Fund) (“60/40 Allocation Fund”)

MassMutual Select 80/20 Allocation Fund (formerly known as MassMutual RetireSMARTSM Growth Fund) (“80/20 Allocation Fund”)

MassMutual RetireSMARTSM by JPMorgan In Retirement Fund (“MM RetireSMART by JPMorgan In Retirement Fund”)

MassMutual RetireSMARTSM by JPMorgan 2020 Fund (“MM RetireSMART by JPMorgan 2020 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2025 Fund (“MM RetireSMART by JPMorgan 2025 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2030 Fund (“MM RetireSMART by JPMorgan 2030 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2035 Fund (“MM RetireSMART by JPMorgan 2035 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2040 Fund (“MM RetireSMART by JPMorgan 2040 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2045 Fund (“MM RetireSMART by JPMorgan 2045 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2050 Fund (“MM RetireSMART by JPMorgan 2050 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2055 Fund (“MM RetireSMART by JPMorgan 2055 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2060 Fund (“MM RetireSMART by JPMorgan 2060 Fund”)

MassMutual Select T. Rowe Price Retirement Balanced Fund (“MM Select T. Rowe Price Retirement Balanced Fund”)

MassMutual Select T. Rowe Price Retirement 2005 Fund (“MM Select T. Rowe Price Retirement 2005 Fund”)

MassMutual Select T. Rowe Price Retirement 2010 Fund (“MM Select T. Rowe Price Retirement 2010 Fund”)

MassMutual Select T. Rowe Price Retirement 2015 Fund (“MM Select T. Rowe Price Retirement 2015 Fund”)

MassMutual Select T. Rowe Price Retirement 2020 Fund (“MM Select T. Rowe Price Retirement 2020 Fund”)

MassMutual Select T. Rowe Price Retirement 2025 Fund (“MM Select T. Rowe Price Retirement 2025 Fund”)

MassMutual Select T. Rowe Price Retirement 2030 Fund (“MM Select T. Rowe Price Retirement 2030 Fund”)

MassMutual Select T. Rowe Price Retirement 2035 Fund (“MM Select T. Rowe Price Retirement 2035 Fund”)

MassMutual Select T. Rowe Price Retirement 2040 Fund (“MM Select T. Rowe Price Retirement 2040 Fund”)

MassMutual Select T. Rowe Price Retirement 2045 Fund (“MM Select T. Rowe Price Retirement 2045 Fund”)

MassMutual Select T. Rowe Price Retirement 2050 Fund (“MM Select T. Rowe Price Retirement 2050 Fund”)

MassMutual Select T. Rowe Price Retirement 2055 Fund (“MM Select T. Rowe Price Retirement 2055 Fund”)

MassMutual Select T. Rowe Price Retirement 2060 Fund (“MM Select T. Rowe Price Retirement 2060 Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

The 20/80 Allocation Fund, 40/60 Allocation Fund, 60/40 Allocation Fund, and 80/20 Allocation Fund (the “MM Select Target Allocation Funds”) invest their investable assets in shares of series of the Trust and MassMutual Premier Funds (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)), Barings Funds (advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual), and non-affiliated mutual funds (together, the “MM Select Target Allocation Underlying Funds”).

158

Notes to Financial Statements (Continued)

The MM RetireSMART by JPMorgan In Retirement Fund, MM RetireSMART by JPMorgan 2020 Fund, MM RetireSMART by JPMorgan 2025 Fund, MM RetireSMART by JPMorgan 2030 Fund, MM RetireSMART by JPMorgan 2035 Fund, MM RetireSMART by JPMorgan 2040 Fund, MM RetireSMART by JPMorgan 2045 Fund, MM RetireSMART by JPMorgan 2050 Fund, MM RetireSMART by JPMorgan 2055 Fund, and MM RetireSMART by JPMorgan 2060 Fund (the “MM RetireSMART by JPMorgan Funds”) invest their investable assets in shares of series of the Trust, MassMutual Premier Funds, Barings Funds, J.P. Morgan Funds (advised by J.P. Morgan Investment Management Inc. (“J.P. Morgan”) or its affiliates), and non-affiliated mutual funds (together, the “MM RetireSMART by JPMorgan Underlying Funds”).

The MM Select T. Rowe Price Retirement Balanced Fund, MM Select T. Rowe Price Retirement 2005 Fund, MM Select T. Rowe Price Retirement 2010 Fund, MM Select T. Rowe Price Retirement 2015 Fund, MM Select T. Rowe Price Retirement 2020 Fund, MM Select T. Rowe Price Retirement 2025 Fund, MM Select T. Rowe Price Retirement 2030 Fund, MM Select T. Rowe Price Retirement 2035 Fund, MM Select T. Rowe Price Retirement 2040 Fund, MM Select T. Rowe Price Retirement 2045 Fund, MM Select T. Rowe Price Retirement 2050 Fund, MM Select T. Rowe Price Retirement 2055 Fund, and MM Select T. Rowe Price Retirement 2060 Fund (the “MM Select T. Rowe Price Retirement Funds”) invest their investable assets primarily in shares of series of the Trust and T. Rowe Price Funds (together, the “MM Select T. Rowe Price Underlying Funds”).

The MM Select Target Allocation Underlying Funds, MM RetireSMART by JPMorgan Underlying Funds, and MM Select T. Rowe Price Underlying Funds are hereinafter collectively referred to as the “Underlying Funds.” The financial statements included herein are those of the MM Select Target Allocation Funds, MM RetireSMART by JPMorgan Funds, and MM Select T. Rowe Price Retirement Funds. The financial statements of the applicable Underlying Funds are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov or by calling MML Advisers at 1-888-309-3539.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that an Underlying Fund holds foreign securities that trade on days that foreign securities markets are open.

The net asset value of each Fund is based upon the net asset value(s) of its corresponding Underlying Funds. Shares of the Underlying Funds are valued at their closing net asset values as reported on each business day.

159

Notes to Financial Statements (Continued)

Certain Underlying Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.

The Prospectuses and Statements of Additional Information (“SAIs”) for the Underlying Funds explain the valuation methods for the Underlying Funds, including the circumstances under which the Underlying Funds may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Various inputs may be used to determine the value of the Funds’ investments. The Funds categorize the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as summarized below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

Each Fund characterized all investments at Level 1, as of September 30, 2020. For each Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Funds had no Level 3 transfers during the year ended September 30, 2020.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions including realized gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets or another alternative method.

160

Notes to Financial Statements (Continued)

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and each Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Foreign Securities

Certain Underlying Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadviser

MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund.

With respect to the MM Select Target Allocation Funds and MM RetireSMART by JP Morgan Funds, MML Advisers does not receive advisory fees in return for these services.

With respect to the MM Select T. Rowe Price Retirement Funds, in return for these services, effective August 1, 2020, MML Advisers receives all-inclusive advisory fees based on each share class of each Fund’s average daily net assets. The all-inclusive advisory fees are computed and accrued daily and payable monthly, and include investment management services and ordinary, recurring operating expenses, but do not cover interest; expenses related to borrowings, securities lending, leverage, taxes, and brokerage; short sale dividend and loan expense; acquired fund fees and expenses; payments pursuant to a Rule 12b-1 plan or similar plan; non-recurring or unusual expenses; and extraordinary legal and other expenses.

161

Notes to Financial Statements (Continued)

The applicable all-inclusive fee rate for each class of a MM Select T. Rowe Price Retirement Fund with a specified target retirement year in its name (“Annual Fee Rate”) shall be determined on each June 1 by calculating the “Years to Target Date” by subtracting the calendar year in which such June 1 falls (e.g., 2030) from the target year in the name of the Fund (e.g., 2060); and (ii) identifying the Annual Fee Rate shown in the table below next to the Years to Target Date so determined. The applicable Annual Fee Rate determined as of any June 1 shall be in effect from, and including, that June 1 through, and including, the following May 31.

	Annual Fee Rate (%)
Years to Target Date	Class I	Class M5	Class M4	Class M3
All Prior Years	0.614%	0.764%	0.764%	0.764%
31	0.613%	0.763%	0.763%	0.763%
30	0.613%	0.763%	0.763%	0.763%
29	0.613%	0.763%	0.763%	0.763%
28	0.613%	0.763%	0.763%	0.763%
27	0.613%	0.763%	0.763%	0.763%
26	0.613%	0.763%	0.763%	0.763%
25	0.610%	0.760%	0.760%	0.760%
24	0.608%	0.758%	0.758%	0.758%
23	0.605%	0.755%	0.755%	0.755%
22	0.603%	0.753%	0.753%	0.753%
21	0.599%	0.749%	0.749%	0.749%
20	0.595%	0.745%	0.745%	0.745%
19	0.591%	0.741%	0.741%	0.741%
18	0.586%	0.736%	0.736%	0.736%
17	0.582%	0.732%	0.732%	0.732%
16	0.578%	0.728%	0.728%	0.728%
15	0.573%	0.723%	0.723%	0.723%
14	0.567%	0.717%	0.717%	0.717%
13	0.562%	0.712%	0.712%	0.712%
12	0.556%	0.706%	0.706%	0.706%
11	0.551%	0.701%	0.701%	0.701%
10	0.544%	0.694%	0.694%	0.694%
9	0.537%	0.687%	0.687%	0.687%
8	0.531%	0.681%	0.681%	0.681%
7	0.524%	0.674%	0.674%	0.674%
6	0.517%	0.667%	0.667%	0.667%
5	0.510%	0.660%	0.660%	0.660%
4	0.502%	0.652%	0.652%	0.652%
3	0.495%	0.645%	0.645%	0.645%
2	0.487%	0.637%	0.637%	0.637%
1	0.480%	0.630%	0.630%	0.630%
0	0.474%	0.624%	0.624%	0.624%
(1)	0.469%	0.619%	0.619%	0.619%
(2)	0.463%	0.613%	0.613%	0.613%
(3)	0.458%	0.608%	0.608%	0.608%
(4)	0.452%	0.602%	0.602%	0.602%
(5)	0.446%	0.596%	0.596%	0.596%
(6)	0.440%	0.590%	0.590%	0.590%
(7)	0.433%	0.583%	0.583%	0.583%
(8)	0.427%	0.577%	0.577%	0.577%
Therafter	0.421%	0.571%	0.571%	0.571%

162

Notes to Financial Statements (Continued)

The all-inclusive fee rate for each class of the MM Select T. Rowe Price Retirement Balanced Fund is as shown below.

	Annual Fee Rate (%)
	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement Balanced Fund	0.396%	0.546%	0.546%	0.546%

Prior to August, 1, 2020, MML Advisers did not receive advisory fees in return for these services.

MML Advisers has also entered into an investment subadvisory agreement with the unaffiliated investment subadviser, J.P. Morgan, for each of the MM RetireSMART by JPMorgan Funds, and with the unaffiliated investment subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), for each of the MM Select T. Rowe Price Retirement Funds.

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3	Class M5	Class M4	Class M3
20/80 Allocation Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
40/60 Allocation Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
60/40 Allocation Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
80/20 Allocation Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan In Retirement Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2020 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2025 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2030 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2035 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2040 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2045 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2050 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2055 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2060 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
MM Select T. Rowe Price Retirement Balanced Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2005 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2010 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2015 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%

163

Notes to Financial Statements (Continued)

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement 2020 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2025 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2030 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2035 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2040 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2045 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2050 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2055 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2060 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%

*

Pursuant to the Fund’s investment advisory agreement, MML Advisers has agreed to pay all of the fees payable by the Fund under the Administrative and Shareholder Services Agreement. As a component of the all-inclusive advisory fees that it receives, MML Advisers receives from the Fund administrative services fees, which are equal to the fees payable under the Administrative and Shareholder Services Agreement.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as a distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares, Class R4 shares, and Class M4 shares of each applicable Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares and Class M3 shares of each applicable Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

The Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each applicable Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.

164

Notes to Financial Statements (Continued)

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
20/80 Allocation Fund*	0.02%	0.12%	0.22%	0.32%	0.57%	0.47%	0.72%
40/60 Allocation Fund*	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
60/40 Allocation Fund*	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
80/20 Allocation Fund*	0.07%	0.17%	0.27%	0.37%	0.62%	0.52%	0.77%
MMRetireSMART by JPMorgan In Retirement Fund*	0.06%	0.16%	0.26%	0.36%	0.61%	0.51%	0.76%
MM RetireSMART by JPMorgan 2020 Fund*	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART by JPMorgan 2025 Fund*	0.01%	0.11%	0.21%	0.31%	0.56%	0.46%	0.71%
MM RetireSMART by JPMorgan 2030 Fund*	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART by JPMorgan 2035 Fund*	0.05%	0.15%	0.25%	0.35%	0.60%	0.50%	0.75%
MM RetireSMART by JPMorgan 2040 Fund*	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART by JPMorgan 2045 Fund*	0.02%	0.12%	0.22%	0.32%	0.57%	0.47%	0.72%
MM RetireSMART by JPMorgan 2050 Fund*	0.02%	0.12%	0.22%	0.32%	0.57%	0.47%	0.72%
MM RetireSMART by JPMorgan 2055 Fund*	0.00%	0.10%	0.20%	0.30%	0.55%	0.45%	0.70%
MM RetireSMART by JPMorgan 2060 Fund*	0.00%	0.10%	0.20%	0.30%	0.55%	0.45%	0.70%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2021.

Effective August 1, 2020, MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary legal and other expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement Balanced Fund*	0.33%	0.48%	0.73%	0.98%
MM Select T. Rowe Price Retirement 2005 Fund*	0.35%	0.50%	0.75%	1.00%
MM Select T. Rowe Price Retirement 2010 Fund*	0.35%	0.50%	0.75%	1.00%
MM Select T. Rowe Price Retirement 2015 Fund*	0.39%	0.54%	0.79%	1.04%
MM Select T. Rowe Price Retirement 2020 Fund*	0.41%	0.56%	0.81%	1.06%
MM Select T. Rowe Price Retirement 2025 Fund*	0.45%	0.60%	0.85%	1.10%
MM Select T. Rowe Price Retirement 2030 Fund*	0.48%	0.63%	0.88%	1.13%
MM Select T. Rowe Price Retirement 2035 Fund*	0.49%	0.66%	0.91%	1.16%
MM Select T. Rowe Price Retirement 2040 Fund*	0.50%	0.68%	0.93%	1.18%
MM Select T. Rowe Price Retirement 2045 Fund*	0.50%	0.70%	0.95%	1.20%
MM Select T. Rowe Price Retirement 2050 Fund*	0.51%	0.70%	0.95%	1.20%
MM Select T. Rowe Price Retirement 2055 Fund*	0.51%	0.70%	0.95%	1.20%
MM Select T. Rowe Price Retirement 2060 Fund*	0.51%	0.70%	0.95%	1.20%

*	Expense caps in effect through January 31, 2022.

165

Notes to Financial Statements (Continued)

Prior to August 1, 2020, MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement Balanced Fund	0.34%	0.49%	0.74%	0.99%
MM Select T. Rowe Price Retirement 2060 Fund	0.56%	0.71%	0.96%	1.21%

From October 18, 2019 to August 1, 2020, MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expense such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement 2005 Fund	0.37%	0.52%	0.77%	1.02%
MM Select T. Rowe Price Retirement 2010 Fund	0.37%	0.52%	0.77%	1.02%
MM Select T. Rowe Price Retirement 2015 Fund	0.40%	0.55%	0.80%	1.05%
MM Select T. Rowe Price Retirement 2020 Fund	0.43%	0.58%	0.83%	1.08%
MM Select T. Rowe Price Retirement 2025 Fund	0.47%	0.62%	0.87%	1.12%
MM Select T. Rowe Price Retirement 2030 Fund	0.50%	0.65%	0.90%	1.15%
MM Select T. Rowe Price Retirement 2035 Fund	0.52%	0.67%	0.92%	1.17%
MM Select T. Rowe Price Retirement 2040 Fund	0.54%	0.69%	0.94%	1.19%
MM Select T. Rowe Price Retirement 2045 Fund	0.55%	0.70%	0.95%	1.20%
MM Select T. Rowe Price Retirement 2050 Fund	0.55%	0.70%	0.95%	1.20%
MM Select T. Rowe Price Retirement 2055 Fund	0.55%	0.70%	0.95%	1.20%

Prior to October 18, 2019, MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement 2005 Fund	0.38%	0.53%	0.78%	1.03%
MM Select T. Rowe Price Retirement 2010 Fund	0.38%	0.53%	0.78%	1.03%
MM Select T. Rowe Price Retirement 2015 Fund	0.41%	0.56%	0.81%	1.06%
MM Select T. Rowe Price Retirement 2020 Fund	0.45%	0.60%	0.85%	1.10%
MM Select T. Rowe Price Retirement 2025 Fund	0.48%	0.63%	0.88%	1.13%
MM Select T. Rowe Price Retirement 2030 Fund	0.51%	0.66%	0.91%	1.16%
MM Select T. Rowe Price Retirement 2035 Fund	0.54%	0.69%	0.94%	1.19%
MM Select T. Rowe Price Retirement 2040 Fund	0.56%	0.71%	0.96%	1.21%
MM Select T. Rowe Price Retirement 2045 Fund	0.56%	0.71%	0.96%	1.21%
MM Select T. Rowe Price Retirement 2050 Fund	0.56%	0.71%	0.96%	1.21%
MM Select T. Rowe Price Retirement 2055 Fund	0.56%	0.71%	0.96%	1.21%

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

166

Notes to Financial Statements (Continued)

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2020:

Total % Ownership by Related Party
20/80 Allocation Fund	89.7%
40/60 Allocation Fund	86.4%
60/40 Allocation Fund	88.0%
80/20 Allocation Fund	81.9%
MM RetireSMART by JPMorgan In Retirement Fund	42.6%
MM RetireSMART by JPMorgan 2020 Fund	61.9%
MM RetireSMART by JPMorgan 2025 Fund	53.5%
MM RetireSMART by JPMorgan 2030 Fund	67.0%
MM RetireSMART by JPMorgan 2035 Fund	59.1%
MM RetireSMART by JPMorgan 2040 Fund	67.9%
MM RetireSMART by JPMorgan 2045 Fund	61.3%
MM RetireSMART by JPMorgan 2050 Fund	62.2%
MM RetireSMART by JPMorgan 2055 Fund	64.2%
MM RetireSMART by JPMorgan 2060 Fund	82.6%
MM Select T. Rowe Price Retirement Balanced Fund	22.2%
MM Select T. Rowe Price Retirement 2005 Fund	55.5%
MM Select T. Rowe Price Retirement 2010 Fund	56.2%
MM Select T. Rowe Price Retirement 2015 Fund	69.8%
MM Select T. Rowe Price Retirement 2020 Fund	68.9%
MM Select T. Rowe Price Retirement 2025 Fund	65.1%
MM Select T. Rowe Price Retirement 2030 Fund	69.1%
MM Select T. Rowe Price Retirement 2035 Fund	66.8%
MM Select T. Rowe Price Retirement 2040 Fund	69.2%
MM Select T. Rowe Price Retirement 2045 Fund	69.5%
MM Select T. Rowe Price Retirement 2050 Fund	72.8%
MM Select T. Rowe Price Retirement 2055 Fund	76.8%
MM Select T. Rowe Price Retirement 2060 Fund	58.9%

167

Notes to Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investments in Underlying Funds (excluding short-term investments) for the year ended September 30, 2020, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long- Term Securities	Long-Term U.S. Government Securities	Other Long- Term Securities
20/80 Allocation Fund	$—	$71,012,624	$—	$84,900,794
40/60 Allocation Fund	—	122,271,274	—	155,742,188
60/40 Allocation Fund	—	122,371,582	—	147,343,700
80/20 Allocation Fund	—	91,528,273	—	80,312,782
MM RetireSMART by JPMorgan In Retirement Fund	—	142,299,245	—	156,922,981
MM RetireSMART by JPMorgan 2020 Fund	—	245,723,583	—	294,141,557
MM RetireSMART by JPMorgan 2025 Fund	—	195,851,749	—	216,073,436
MM RetireSMART by JPMorgan 2030 Fund	—	328,420,738	—	378,304,019
MM RetireSMART by JPMorgan 2035 Fund	—	187,234,366	—	203,468,220
MM RetireSMART by JPMorgan 2040 Fund	—	268,534,024	—	298,344,372
MM RetireSMART by JPMorgan 2045 Fund	—	124,655,299	—	129,519,680
MM RetireSMART by JPMorgan 2050 Fund	—	167,237,728	—	180,771,295
MM RetireSMART by JPMorgan 2055 Fund	—	52,535,378	—	51,775,092
MM RetireSMART by JPMorgan 2060 Fund	—	14,847,728	—	12,026,817
MM Select T. Rowe Price Retirement Balanced Fund	—	86,434,251	—	81,196,884
MM Select T. Rowe Price Retirement 2005 Fund	—	22,190,219	—	17,240,578
MM Select T. Rowe Price Retirement 2010 Fund	—	79,518,111	—	72,029,732
MM Select T. Rowe Price Retirement 2015 Fund	—	80,517,815	—	77,467,955
MM Select T. Rowe Price Retirement 2020 Fund	—	396,890,510	—	374,842,743
MM Select T. Rowe Price Retirement 2025 Fund	—	283,522,776	—	227,947,364
MM Select T. Rowe Price Retirement 2030 Fund	—	530,707,548	—	409,098,077
MM Select T. Rowe Price Retirement 2035 Fund	—	210,751,496	—	136,555,943
MM Select T. Rowe Price Retirement 2040 Fund	—	343,075,675	—	207,763,350
MM Select T. Rowe Price Retirement 2045 Fund	—	123,495,068	—	79,655,372
MM Select T. Rowe Price Retirement 2050 Fund	—	215,642,255	—	120,676,727
MM Select T. Rowe Price Retirement 2055 Fund	—	79,737,590	—	45,139,616
MM Select T. Rowe Price Retirement 2060 Fund	—	38,121,987	—	14,392,753

168

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
20/80 Allocation Fund Class I
Sold	731,226	$7,289,180	499,503	$4,902,290
Issued as reinvestment of dividends	67,409	665,330	50,401	456,635
Redeemed	(273,844)	(2,737,239)	(189,335)	(1,864,542)
Net increase (decrease)	524,791	$5,217,271	360,569	$3,494,383
20/80 Allocation Fund Class R5
Sold	70,752	$681,951	90,640	$888,916
Issued as reinvestment of dividends	33,843	334,028	37,590	340,190
Redeemed	(211,224)	(2,034,965)	(147,310)	(1,441,054)
Net increase (decrease)	(106,629)	$(1,018,986)	(19,080)	$(211,948)
20/80 Allocation Fund Service Class
Sold	11,731,611	$112,032,160	133,889	$1,320,355
Issued as reinvestment of dividends	46,318	457,166	43,765	396,511
Redeemed	(1,597,951)	(16,079,101)	(54,901)	(542,427)
Net increase (decrease)	10,179,978	$96,410,225	122,753	$1,174,439
20/80 Allocation Fund Administrative Class
Sold	1,515,269	$15,125,549	616,085	$6,014,019
Issued as reinvestment of dividends	139,055	1,375,252	199,715	1,811,415
Redeemed	(1,536,975)	(15,364,359)	(1,563,517)	(15,356,249)
Net increase (decrease)	117,349	$1,136,442	(747,717)	$(7,530,815)
20/80 Allocation Fund Class A
Sold	423,739	$4,284,645	302,606	$2,971,866
Issued as reinvestment of dividends	109,643	1,090,948	131,771	1,203,067
Redeemed	(949,053)	(9,391,462)	(646,562)	(6,264,217)
Net increase (decrease)	(415,671)	$(4,015,869)	(212,185)	$(2,089,284)
20/80 Allocation Fund Class R4
Sold	985,156	$9,883,365	1,788,652	$17,257,637
Issued as reinvestment of dividends	597,898	5,853,418	569,118	5,116,375
Redeemed	(13,284,805)	(125,070,189)	(766,086)	(7,393,232)
Net increase (decrease)	(11,701,751)	$(109,333,406)	1,591,684	$14,980,780
20/80 Allocation Fund Class R3
Sold	161,722	$1,602,854	206,281	$1,977,157
Issued as reinvestment of dividends	29,409	287,914	39,173	351,773
Redeemed	(217,968)	(2,135,968)	(308,026)	(3,011,262)
Net increase (decrease)	(26,837)	$(245,200)	(62,572)	$(682,332)
40/60 Allocation Fund Class I
Sold	1,354,564	$12,455,413	1,860,064	$17,955,623
Issued as reinvestment of dividends	324,239	3,067,300	150,506	1,282,311
Redeemed	(835,221)	(7,718,117)	(304,263)	(2,943,321)
Net increase (decrease)	843,582	$7,804,596	1,706,307	$16,294,613
40/60 Allocation Fund Class R5
Sold	467,646	$4,426,209	429,875	$4,145,087
Issued as reinvestment of dividends	126,238	1,195,477	277,435	2,363,743
Redeemed	(646,145)	(5,782,831)	(2,125,974)	(20,595,283)
Net increase (decrease)	(52,261)	$(161,145)	(1,418,664)	$(14,086,453)

169

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
40/60 Allocation Fund Service Class
Sold	964,430	$8,772,160	113,130	$1,111,248
Issued as reinvestment of dividends	99,819	950,280	120,464	1,032,379
Redeemed	(414,809)	(4,049,926)	(155,655)	(1,528,606)
Net increase (decrease)	649,440	$5,672,514	77,939	$615,021
40/60 Allocation Fund Administrative Class
Sold	828,423	$7,818,635	749,857	$7,259,665
Issued as reinvestment of dividends	603,442	5,744,770	891,856	7,634,289
Redeemed	(3,149,880)	(30,465,287)	(2,750,350)	(26,714,860)
Net increase (decrease)	(1,718,015)	$(16,901,882)	(1,108,637)	$(11,820,906)
40/60 Allocation Fund Class A
Sold	471,867	$4,543,446	516,390	$5,007,317
Issued as reinvestment of dividends	749,890	7,168,948	907,279	7,802,596
Redeemed	(2,365,379)	(22,310,050)	(1,834,983)	(17,560,833)
Net increase (decrease)	(1,143,622)	$(10,597,656)	(411,314)	$(4,750,920)
40/60 Allocation Fund Class R4
Sold	508,434	$4,803,536	737,851	$7,115,434
Issued as reinvestment of dividends	433,389	4,091,189	370,566	3,153,518
Redeemed	(1,971,824)	(17,561,395)	(311,884)	(2,942,918)
Net increase (decrease)	(1,030,001)	$(8,666,670)	796,533	$7,326,034
40/60 Allocation Fund Class R3
Sold	270,203	$2,575,941	257,998	$2,458,618
Issued as reinvestment of dividends	92,364	872,839	117,848	1,001,709
Redeemed	(378,034)	(3,513,231)	(528,157)	(5,069,967)
Net increase (decrease)	(15,467)	$(64,451)	(152,311)	$(1,609,640)
60/40 Allocation Fund Class I
Sold	826,119	$7,615,185	1,242,844	$12,380,305
Issued as reinvestment of dividends	226,534	2,104,500	202,308	1,681,179
Redeemed	(352,480)	(3,335,598)	(576,140)	(5,581,787)
Net increase (decrease)	700,173	$6,384,087	869,012	$8,479,697
60/40 Allocation Fund Class R5
Sold	496,546	$4,728,797	148,857	$1,420,162
Issued as reinvestment of dividends	195,445	1,817,642	180,794	1,504,204
Redeemed	(282,155)	(2,615,994)	(327,106)	(3,309,071)
Net increase (decrease)	409,836	$3,930,445	2,545	$(384,705)
60/40 Allocation Fund Service Class
Sold	2,130,667	$18,018,215	95,053	$920,431
Issued as reinvestment of dividends	92,651	865,363	124,557	1,040,049
Redeemed	(501,704)	(4,816,528)	(70,619)	(701,950)
Net increase (decrease)	1,721,614	$14,067,050	148,991	$1,258,530
60/40 Allocation Fund Administrative Class
Sold	950,218	$8,892,964	836,033	$8,213,767
Issued as reinvestment of dividends	864,828	8,086,145	1,370,678	11,431,456
Redeemed	(3,797,452)	(36,439,719)	(2,322,361)	(22,516,765)
Net increase (decrease)	(1,982,406)	$(19,460,610)	(115,650)	$(2,871,542)

170

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
60/40 Allocation Fund Class A
Sold	461,739	$4,260,578	482,620	$4,699,767
Issued as reinvestment of dividends	808,482	7,599,728	1,079,064	9,053,344
Redeemed	(1,676,306)	(14,964,596)	(1,860,258)	(17,968,718)
Net increase (decrease)	(406,085)	$(3,104,290)	(298,574)	$(4,215,607)
60/40 Allocation Fund Class R4
Sold	561,292	$4,901,568	674,160	$6,647,090
Issued as reinvestment of dividends	367,279	3,401,000	385,271	3,190,043
Redeemed	(2,611,215)	(21,783,020)	(458,004)	(4,340,620)
Net increase (decrease)	(1,682,644)	$(13,480,452)	601,427	$5,496,513
60/40 Allocation Fund Class R3
Sold	424,780	$3,837,863	316,579	$3,044,205
Issued as reinvestment of dividends	181,322	1,677,229	243,320	2,012,259
Redeemed	(585,340)	(5,416,305)	(398,374)	(3,753,045)
Net increase (decrease)	20,762	$98,787	161,525	$1,303,419
80/20 Allocation Fund Class I
Sold	1,171,793	$11,917,038	996,922	$10,416,338
Issued as reinvestment of dividends	327,258	3,311,847	296,171	2,594,461
Redeemed	(690,840)	(6,824,742)	(491,096)	(4,974,922)
Net increase (decrease)	808,211	$8,404,143	801,997	$8,035,877
80/20 Allocation Fund Class R5
Sold	494,232	$4,946,253	97,231	$1,005,721
Issued as reinvestment of dividends	67,727	686,078	66,907	586,773
Redeemed	(450,562)	(4,177,646)	(161,631)	(1,803,199)
Net increase (decrease)	111,397	$1,454,685	2,507	$(210,705)
80/20 Allocation Fund Service Class
Sold	1,112,047	$10,083,144	51,397	$534,634
Issued as reinvestment of dividends	30,203	306,858	41,285	362,897
Redeemed	(364,546)	(3,663,395)	(30,126)	(319,461)
Net increase (decrease)	777,704	$6,726,607	62,556	$578,070
80/20 Allocation Fund Administrative Class
Sold	544,031	$5,409,672	420,177	$4,378,093
Issued as reinvestment of dividends	286,251	2,905,452	504,040	4,425,472
Redeemed	(1,520,652)	(15,628,721)	(941,354)	(9,732,135)
Net increase (decrease)	(690,370)	$(7,313,597)	(17,137)	$(928,570)
80/20 Allocation Fund Class A
Sold	378,831	$3,663,407	280,167	$2,912,805
Issued as reinvestment of dividends	351,608	3,568,823	483,718	4,251,879
Redeemed	(598,803)	(5,712,771)	(674,199)	(6,759,704)
Net increase (decrease)	131,636	$1,519,459	89,686	$404,980
80/20 Allocation Fund Class R4
Sold	856,631	$8,373,347	498,857	$5,228,458
Issued as reinvestment of dividends	230,282	2,305,120	260,433	2,263,160
Redeemed	(1,450,205)	(13,071,954)	(426,662)	(4,371,206)
Net increase (decrease)	(363,292)	$(2,393,487)	332,628	$3,120,412

171

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
80/20 Allocation Fund Class R3
Sold	1,149,954	$12,044,210	175,634	$1,792,521
Issued as reinvestment of dividends	209,641	2,092,220	123,341	1,070,597
Redeemed	(445,085)	(4,307,592)	(129,030)	(1,307,288)
Net increase (decrease)	914,510	$9,828,838	169,945	$1,555,830
MM RetireSMART by JPMorgan In Retirement Fund Class I
Sold	1,588,478	$18,405,823	373,682	$4,261,164
Issued - merger	—	—	1,158,389	12,580,102
Issued as reinvestment of dividends	44,104	518,218	13,887	144,704
Redeemed	(1,363,539)	(15,701,740)	(385,482)	(4,399,552)
Net increase (decrease)	269,043	$3,222,301	1,160,476	$12,586,418
MM RetireSMART by JPMorgan In Retirement Fund Class R5
Sold	147,987	$1,758,053	335,681	$3,731,691
Issued - merger	—	—	414,058	4,509,089
Issued as reinvestment of dividends	23,716	279,379	7,251	75,776
Redeemed	(437,254)	(4,836,243)	(122,003)	(1,377,896)
Net increase (decrease)	(265,551)	$(2,798,811)	634,987	$6,938,660
MM RetireSMART by JPMorgan In Retirement Fund Service Class
Sold	197,890	$2,285,966	171,644	$1,948,705
Issued - merger	—	—	799,447	8,713,968
Issued as reinvestment of dividends	38,422	453,384	49,716	520,524
Redeemed	(144,365)	(1,648,536)	(801,491)	(9,033,802)
Net increase (decrease)	91,947	$1,090,814	219,316	$2,149,395
MM RetireSMART by JPMorgan In Retirement Fund Administrative Class
Sold	275,782	$3,155,071	284,123	$3,243,600
Issued - merger	—	—	1,664,111	18,155,449
Issued as reinvestment of dividends	92,088	1,086,634	89,642	938,553
Redeemed	(1,142,317)	(13,306,004)	(581,774)	(6,565,361)
Net increase (decrease)	(774,447)	$(9,064,299)	1,456,102	$15,772,241
MM RetireSMART by JPMorgan In Retirement Fund Class A
Sold	2,506,415	$29,030,351	3,395,336	$38,161,692
Issued - merger	—	—	1,505,152	16,270,688
Issued as reinvestment of dividends	152,566	1,783,498	112,484	1,167,586
Redeemed	(1,855,805)	(21,099,105)	(1,331,688)	(15,019,992)
Net increase (decrease)	803,176	$9,714,744	3,681,284	$40,579,974
MM RetireSMART by JPMorgan In Retirement Fund Class R4
Sold	285,786	$3,325,183	355,881	$4,038,329
Issued - merger	—	—	1,892,083	20,339,891
Issued as reinvestment of dividends	56,297	654,174	16,321	168,434
Redeemed	(1,196,459)	(13,836,586)	(575,807)	(6,469,693)
Net increase (decrease)	(854,376)	$(9,857,229)	1,688,478	$18,076,961

172

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan In Retirement Fund Class R3
Sold	308,185	$3,507,762	275,838	$3,070,897
Issued - merger	—	—	2,468,945	26,343,643
Issued as reinvestment of dividends	73,700	851,238	50,118	513,708
Redeemed	(1,178,227)	(13,572,101)	(689,970)	(7,701,141)
Net increase (decrease)	(796,342)	$(9,213,101)	2,104,931	$22,227,107
MM RetireSMART by JPMorgan 2020 Fund Class I
Sold	2,311,435	$27,894,717	1,691,071	$21,212,876
Issued as reinvestment of dividends	192,754	2,347,748	287,699	3,156,055
Redeemed	(1,841,511)	(22,175,072)	(596,109)	(7,280,885)
Net increase (decrease)	662,678	$8,067,393	1,382,661	$17,088,046
MM RetireSMART by JPMorgan 2020 Fund Class R5
Sold	568,384	$6,911,943	3,881,000	$47,582,486
Issued as reinvestment of dividends	296,809	3,609,194	376,687	4,124,720
Redeemed	(2,141,317)	(24,077,271)	(477,652)	(5,799,742)
Net increase (decrease)	(1,276,124)	$(13,556,134)	3,780,035	$45,907,464
MM RetireSMART by JPMorgan 2020 Fund Service Class
Sold	546,989	$6,688,710	251,817	$3,105,058
Issued as reinvestment of dividends	152,584	1,869,159	454,167	5,009,458
Redeemed	(410,228)	(4,880,500)	(4,465,857)	(55,009,046)
Net increase (decrease)	289,345	$3,677,369	(3,759,873)	$(46,894,530)
MM RetireSMART by JPMorgan 2020 Fund Administrative Class
Sold	699,501	$8,480,309	647,922	$7,907,394
Issued as reinvestment of dividends	321,894	3,930,329	724,221	7,959,196
Redeemed	(3,240,830)	(39,418,106)	(1,880,649)	(22,606,431)
Net increase (decrease)	(2,219,435)	$(27,007,468)	(508,506)	$(6,739,841)
MM RetireSMART by JPMorgan 2020 Fund Class A
Sold	3,010,431	$36,507,866	2,718,407	$32,976,033
Issued as reinvestment of dividends	373,468	4,530,167	571,860	6,256,148
Redeemed	(2,190,775)	(25,697,011)	(3,128,984)	(38,529,574)
Net increase (decrease)	1,193,124	$15,341,022	161,283	$702,607
MM RetireSMART by JPMorgan 2020 Fund Class R4
Sold	813,603	$9,781,471	977,037	$11,762,202
Issued as reinvestment of dividends	245,925	2,936,348	480,631	5,176,395
Redeemed	(2,773,906)	(32,830,494)	(1,766,507)	(21,121,044)
Net increase (decrease)	(1,714,378)	$(20,112,675)	(308,839)	$(4,182,447)
MM RetireSMART by JPMorgan 2020 Fund Class R3
Sold	694,583	$7,914,582	507,355	$6,009,107
Issued as reinvestment of dividends	291,602	3,429,244	688,595	7,305,993
Redeemed	(1,728,949)	(20,311,583)	(1,716,347)	(20,109,831)
Net increase (decrease)	(742,764)	$(8,967,757)	(520,397)	$(6,794,731)
MM RetireSMART by JPMorgan 2025 Fund Class I
Sold	2,338,434	$27,625,751	1,887,559	$23,567,104
Issued as reinvestment of dividends	292,324	3,525,433	338,155	3,641,934
Redeemed	(1,849,633)	(22,216,391)	(588,913)	(7,095,949)
Net increase (decrease)	781,125	$8,934,793	1,636,801	$20,113,089

173

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2025 Fund Class R5
Sold	10,188	$122,675	38,270	$455,692
Issued as reinvestment of dividends	2,730	33,248	523	5,683
Redeemed	(16,818)	(214,314)	(268)	(3,276)
Net increase (decrease)	(3,900)	$(58,391)	38,525	$458,099
MM RetireSMART by JPMorgan 2025 Fund Service Class
Sold	161,272	$1,963,570	113,889	$1,374,274
Issued as reinvestment of dividends	59,565	720,145	166,138	1,792,633
Redeemed	(148,410)	(1,777,612)	(990,563)	(12,090,792)
Net increase (decrease)	72,427	$906,103	(710,536)	$(8,923,885)
MM RetireSMART by JPMorgan 2025 Fund Administrative Class
Sold	459,956	$5,466,842	600,235	$7,271,123
Issued as reinvestment of dividends	266,966	3,214,269	434,224	4,672,252
Redeemed	(955,463)	(11,316,174)	(1,080,688)	(12,966,837)
Net increase (decrease)	(228,541)	$(2,635,063)	(46,229)	$(1,023,462)
MM RetireSMART by JPMorgan 2025 Fund Class A
Sold	3,006,336	$35,324,158	2,954,328	$35,646,642
Issued as reinvestment of dividends	379,279	4,524,795	329,422	3,514,932
Redeemed	(2,014,168)	(22,777,673)	(1,945,112)	(24,135,517)
Net increase (decrease)	1,371,447	$17,071,280	1,338,638	$15,026,057
MM RetireSMART by JPMorgan 2025 Fund Class R4
Sold	998,129	$11,923,620	946,287	$11,430,135
Issued as reinvestment of dividends	387,998	4,605,538	634,598	6,739,429
Redeemed	(3,649,398)	(42,411,414)	(1,796,695)	(21,274,524)
Net increase (decrease)	(2,263,271)	$(25,882,256)	(215,810)	$(3,104,960)
MM RetireSMART by JPMorgan 2025 Fund Class R3
Sold	832,043	$9,731,378	711,540	$8,473,301
Issued as reinvestment of dividends	482,338	5,720,526	840,068	8,904,717
Redeemed	(2,242,822)	(25,647,482)	(1,746,155)	(20,935,844)
Net increase (decrease)	(928,441)	$(10,195,578)	(194,547)	$(3,557,826)
MM RetireSMART by JPMorgan 2030 Fund Class I
Sold	2,546,148	$29,851,579	1,927,987	$24,592,397
Issued as reinvestment of dividends	349,023	4,184,783	418,489	4,461,097
Redeemed	(2,118,284)	(25,101,914)	(416,042)	(4,969,475)
Net increase (decrease)	776,887	$8,934,448	1,930,434	$24,084,019
MM RetireSMART by JPMorgan 2030 Fund Class R5
Sold	1,314,012	$15,530,205	6,113,519	$75,434,452
Issued as reinvestment of dividends	725,611	8,663,794	649,468	6,897,350
Redeemed	(3,039,547)	(30,284,592)	(508,976)	(6,226,119)
Net increase (decrease)	(999,924)	$(6,090,593)	6,254,011	$76,105,683
MM RetireSMART by JPMorgan 2030 Fund Service Class
Sold	805,129	$9,341,965	579,350	$7,225,760
Issued as reinvestment of dividends	347,910	4,185,363	814,685	8,708,981
Redeemed	(543,516)	(6,210,695)	(6,186,844)	(76,977,575)
Net increase (decrease)	609,523	$7,316,633	(4,792,809)	$(61,042,834)

174

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2030 Fund Administrative Class
Sold	974,649	$11,417,671	1,549,863	$18,968,375
Issued as reinvestment of dividends	715,166	8,581,994	1,183,700	12,618,240
Redeemed	(4,349,438)	(51,975,444)	(1,721,133)	(20,928,940)
Net increase (decrease)	(2,659,623)	$(31,975,779)	1,012,430	$10,657,675
MM RetireSMART by JPMorgan 2030 Fund Class A
Sold	3,443,173	$40,006,725	2,261,261	$27,599,684
Issued as reinvestment of dividends	589,356	7,025,120	735,336	7,801,913
Redeemed	(2,227,557)	(25,631,696)	(2,508,027)	(31,561,238)
Net increase (decrease)	1,804,972	$21,400,149	488,570	$3,840,359
MM RetireSMART by JPMorgan 2030 Fund Class R4
Sold	1,002,412	$11,683,386	1,006,059	$12,131,276
Issued as reinvestment of dividends	448,883	5,301,308	742,965	7,808,568
Redeemed	(3,222,248)	(36,971,293)	(2,076,053)	(25,109,742)
Net increase (decrease)	(1,770,953)	$(19,986,599)	(327,029)	$(5,169,898)
MM RetireSMART by JPMorgan 2030 Fund Class R3
Sold	1,019,174	$11,481,404	935,763	$11,119,229
Issued as reinvestment of dividends	758,201	8,817,879	1,351,971	14,006,419
Redeemed	(2,632,323)	(30,030,187)	(2,573,579)	(30,460,080)
Net increase (decrease)	(854,948)	$(9,730,904)	(285,845)	$(5,334,432)
MM RetireSMART by JPMorgan 2035 Fund Class I
Sold	1,860,990	$21,788,698	1,239,073	$15,948,803
Issued as reinvestment of dividends	332,609	4,031,218	329,691	3,557,363
Redeemed	(1,293,100)	(15,405,534)	(474,321)	(5,788,364)
Net increase (decrease)	900,499	$10,414,382	1,094,443	$13,717,802
MM RetireSMART by JPMorgan 2035 Fund Class R5
Sold	44,225	$500,226	136,689	$1,678,622
Issued as reinvestment of dividends	15,657	190,072	367	3,966
Redeemed	(13,422)	(127,572)	(5,040)	(64,360)
Net increase (decrease)	46,460	$562,726	132,016	$1,618,228
MM RetireSMART by JPMorgan 2035 Fund Service Class
Sold	80,256	$945,612	116,202	$1,456,950
Issued as reinvestment of dividends	71,282	876,054	127,869	1,396,330
Redeemed	(107,014)	(1,264,247)	(518,171)	(6,537,061)
Net increase (decrease)	44,524	$557,419	(274,100)	$(3,683,781)
MM RetireSMART by JPMorgan 2035 Fund Administrative Class
Sold	467,132	$5,531,138	627,212	$7,884,573
Issued as reinvestment of dividends	257,293	3,149,269	346,640	3,771,444
Redeemed	(879,223)	(10,527,287)	(792,744)	(9,722,807)
Net increase (decrease)	(154,798)	$(1,846,880)	181,108	$1,933,210
MM RetireSMART by JPMorgan 2035 Fund Class A
Sold	1,607,988	$19,246,470	1,501,811	$18,798,450
Issued as reinvestment of dividends	315,061	3,818,540	293,473	3,169,502
Redeemed	(1,141,014)	(13,428,030)	(1,454,001)	(18,624,056)
Net increase (decrease)	782,035	$9,636,980	341,283	$3,343,896

175

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2035 Fund Class R4
Sold	806,770	$9,794,852	962,058	$12,085,840
Issued as reinvestment of dividends	439,135	5,295,963	594,904	6,389,269
Redeemed	(3,104,387)	(36,071,967)	(1,678,857)	(20,478,932)
Net increase (decrease)	(1,858,482)	$(20,981,152)	(121,895)	$(2,003,823)
MM RetireSMART by JPMorgan 2035 Fund Class R3
Sold	486,836	$5,767,363	621,405	$7,666,391
Issued as reinvestment of dividends	517,623	6,232,186	721,533	7,734,831
Redeemed	(1,316,681)	(15,505,951)	(1,410,023)	(17,260,470)
Net increase (decrease)	(312,222)	$(3,506,402)	(67,085)	$(1,859,248)
MM RetireSMART by JPMorgan 2040 Fund Class I
Sold	2,166,111	$24,515,296	1,496,558	$18,454,462
Issued as reinvestment of dividends	298,281	3,486,911	266,740	2,736,758
Redeemed	(1,488,068)	(17,069,849)	(313,459)	(3,702,606)
Net increase (decrease)	976,324	$10,932,358	1,449,839	$17,488,614
MM RetireSMART by JPMorgan 2040 Fund Class R5
Sold	1,114,875	$12,904,769	4,270,625	$51,499,544
Issued as reinvestment of dividends	613,912	7,170,479	453,637	4,654,320
Redeemed	(2,477,170)	(23,239,205)	(294,250)	(3,539,672)
Net increase (decrease)	(748,383)	$(3,163,957)	4,430,012	$52,614,192
MM RetireSMART by JPMorgan 2040 Fund Service Class
Sold	476,841	$5,253,502	552,224	$6,665,468
Issued as reinvestment of dividends	205,129	2,410,262	509,235	5,250,215
Redeemed	(318,122)	(3,541,809)	(4,204,209)	(50,929,995)
Net increase (decrease)	363,848	$4,121,955	(3,142,750)	$(39,014,312)
MM RetireSMART by JPMorgan 2040 Fund Administrative Class
Sold	1,026,433	$11,732,939	1,220,622	$14,719,998
Issued as reinvestment of dividends	636,020	7,435,074	884,934	9,079,419
Redeemed	(3,317,161)	(37,639,747)	(1,203,721)	(14,284,735)
Net increase (decrease)	(1,654,708)	$(18,471,734)	901,835	$9,514,682
MM RetireSMART by JPMorgan 2040 Fund Class A
Sold	1,791,115	$20,071,370	1,631,442	$19,311,340
Issued as reinvestment of dividends	403,214	4,677,279	425,188	4,336,919
Redeemed	(1,308,831)	(14,445,075)	(1,815,213)	(22,299,667)
Net increase (decrease)	885,498	$10,303,574	241,417	$1,348,592
MM RetireSMART by JPMorgan 2040 Fund Class R4
Sold	706,074	$7,974,124	872,122	$10,333,032
Issued as reinvestment of dividends	407,546	4,678,634	547,846	5,533,240
Redeemed	(2,571,519)	(28,316,404)	(1,234,865)	(14,416,038)
Net increase (decrease)	(1,457,899)	$(15,663,646)	185,103	$1,450,234
MM RetireSMART by JPMorgan 2040 Fund Class R3
Sold	872,761	$9,257,952	597,655	$6,972,109
Issued as reinvestment of dividends	522,975	5,904,393	782,573	7,786,600
Redeemed	(1,568,886)	(17,359,898)	(1,155,337)	(13,221,241)
Net increase (decrease)	(173,150)	$(2,197,553)	224,891	$1,537,468

176

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2045 Fund Class I
Sold	926,718	$10,714,594	814,952	$10,501,317
Issued as reinvestment of dividends	187,910	2,290,625	164,778	1,763,124
Redeemed	(812,682)	(9,784,893)	(151,899)	(1,915,646)
Net increase (decrease)	301,946	$3,220,326	827,831	$10,348,795
MM RetireSMART by JPMorgan 2045 Fund Class R5
Sold	16,466	$190,616	51,215	$641,804
Issued as reinvestment of dividends	6,603	80,562	534	5,723
Redeemed	(3,628)	(42,665)	(3,188)	(38,346)
Net increase (decrease)	19,441	$228,513	48,561	$609,181
MM RetireSMART by JPMorgan 2045 Fund Service Class
Sold	81,842	$938,392	144,772	$1,797,355
Issued as reinvestment of dividends	37,274	455,111	103,955	1,113,350
Redeemed	(56,178)	(673,594)	(637,368)	(7,991,360)
Net increase (decrease)	62,938	$719,909	(388,641)	$(5,080,655)
MM RetireSMART by JPMorgan 2045 Fund Administrative Class
Sold	410,451	$4,666,652	504,179	$6,307,575
Issued as reinvestment of dividends	184,619	2,243,119	215,351	2,297,794
Redeemed	(643,164)	(7,595,913)	(311,377)	(3,715,356)
Net increase (decrease)	(48,094)	$(686,142)	408,153	$4,890,013
MM RetireSMART by JPMorgan 2045 Fund Class A
Sold	1,203,907	$13,836,206	846,760	$10,427,774
Issued as reinvestment of dividends	199,108	2,397,261	181,592	1,924,872
Redeemed	(590,005)	(6,809,252)	(830,182)	(10,647,639)
Net increase (decrease)	813,010	$9,424,215	198,170	$1,705,007
MM RetireSMART by JPMorgan 2045 Fund Class R4
Sold	670,922	$7,854,183	799,240	$9,823,032
Issued as reinvestment of dividends	293,080	3,505,240	335,485	3,532,658
Redeemed	(1,801,913)	(20,536,491)	(922,444)	(11,349,358)
Net increase (decrease)	(837,911)	$(9,177,068)	212,281	$2,006,332
MM RetireSMART by JPMorgan 2045 Fund Class R3
Sold	541,679	$6,163,060	594,005	$7,353,615
Issued as reinvestment of dividends	432,162	5,160,018	551,242	5,793,557
Redeemed	(1,062,043)	(12,319,025)	(901,101)	(11,012,728)
Net increase (decrease)	(88,202)	$(995,947)	244,146	$2,134,444
MM RetireSMART by JPMorgan 2050 Fund Class I
Sold	1,336,371	$10,693,552	1,086,818	$9,819,005
Issued as reinvestment of dividends	210,986	1,787,053	210,082	1,550,399
Redeemed	(1,027,191)	(8,528,723)	(173,502)	(1,520,362)
Net increase (decrease)	520,166	$3,951,882	1,123,398	$9,849,042
MM RetireSMART by JPMorgan 2050 Fund Class R5
Sold	1,443,679	$11,798,498	4,482,446	$39,569,796
Issued as reinvestment of dividends	615,213	5,204,699	528,312	3,893,659
Redeemed	(2,003,857)	(13,263,707)	(443,970)	(3,842,460)
Net increase (decrease)	55,035	$3,739,490	4,566,788	$39,620,995

177

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2050 Fund Service Class
Sold	401,758	$3,213,899	459,841	$4,091,800
Issued as reinvestment of dividends	109,606	933,843	373,979	2,771,186
Redeemed	(250,367)	(1,994,968)	(3,952,121)	(35,250,337)
Net increase (decrease)	260,997	$2,152,774	(3,118,301)	$(28,387,351)
MM RetireSMART by JPMorgan 2050 Fund Administrative Class
Sold	1,322,990	$10,874,295	1,532,803	$13,211,603
Issued as reinvestment of dividends	612,423	5,193,345	847,054	6,259,727
Redeemed	(3,807,462)	(31,259,686)	(752,682)	(6,418,527)
Net increase (decrease)	(1,872,049)	$(15,192,046)	1,627,175	$13,052,803
MM RetireSMART by JPMorgan 2050 Fund Class A
Sold	1,563,852	$12,671,916	1,308,800	$11,281,195
Issued as reinvestment of dividends	278,502	2,344,984	323,269	2,376,030
Redeemed	(1,013,634)	(8,165,780)	(1,257,212)	(11,232,235)
Net increase (decrease)	828,720	$6,851,120	374,857	$2,424,990
MM RetireSMART by JPMorgan 2050 Fund Class R4
Sold	732,785	$5,963,673	1,000,089	$8,594,628
Issued as reinvestment of dividends	301,706	2,525,281	406,285	2,965,880
Redeemed	(1,843,867)	(14,733,106)	(992,007)	(8,537,517)
Net increase (decrease)	(809,376)	$(6,244,152)	414,367	$3,022,991
MM RetireSMART by JPMorgan 2050 Fund Class R3
Sold	998,834	$7,703,306	698,825	$5,921,409
Issued as reinvestment of dividends	391,929	3,256,926	696,225	5,047,633
Redeemed	(1,330,844)	(10,877,274)	(1,380,889)	(11,766,871)
Net increase (decrease)	59,919	$82,958	14,161	$(797,829)
MM RetireSMART by JPMorgan 2055 Fund Class I
Sold	588,591	$5,802,869	482,497	$5,190,177
Issued as reinvestment of dividends	87,438	904,107	74,288	668,592
Redeemed	(469,989)	(4,821,522)	(149,449)	(1,582,109)
Net increase (decrease)	206,040	$1,885,454	407,336	$4,276,660
MM RetireSMART by JPMorgan 2055 Fund Class R5
Sold	18,992	$185,144	32,519	$342,951
Issued as reinvestment of dividends	3,816	39,491	154	1,387
Redeemed	(9,280)	(90,941)	(2,097)	(21,949)
Net increase (decrease)	13,528	$133,694	30,576	$322,389
MM RetireSMART by JPMorgan 2055 Fund Service Class
Sold	63,374	$635,760	188,075	$1,983,886
Issued as reinvestment of dividends	16,941	176,017	63,067	569,492
Redeemed	(48,174)	(482,019)	(495,221)	(5,215,134)
Net increase (decrease)	32,141	$329,758	(244,079)	$(2,661,756)
MM RetireSMART by JPMorgan 2055 Fund Administrative Class
Sold	299,784	$2,862,312	380,434	$4,002,115
Issued as reinvestment of dividends	76,186	786,245	82,938	745,615
Redeemed	(417,911)	(4,177,008)	(205,098)	(2,146,189)
Net increase (decrease)	(41,941)	$(528,451)	258,274	$2,601,541

178

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2055 Fund Class A
Sold	521,887	$5,132,600	434,140	$4,537,162
Issued as reinvestment of dividends	82,469	851,085	73,222	658,269
Redeemed	(309,768)	(3,048,348)	(387,118)	(4,195,936)
Net increase (decrease)	294,588	$2,935,337	120,244	$999,495
MM RetireSMART by JPMorgan 2055 Fund Class R4
Sold	417,125	$4,199,564	507,138	$5,279,630
Issued as reinvestment of dividends	135,357	1,390,113	143,518	1,284,484
Redeemed	(1,018,551)	(9,970,679)	(429,053)	(4,369,305)
Net increase (decrease)	(466,069)	$(4,381,002)	221,603	$2,194,809
MM RetireSMART by JPMorgan 2055 Fund Class R3
Sold	552,242	$5,411,970	536,837	$5,537,152
Issued as reinvestment of dividends	226,373	2,315,797	271,959	2,425,873
Redeemed	(457,548)	(4,508,908)	(499,279)	(5,159,782)
Net increase (decrease)	321,067	$3,218,859	309,517	$2,803,243
MM RetireSMART by JPMorgan 2060 Fund Class I
Sold	101,089	$969,443	41,509	$425,098
Issued as reinvestment of dividends	10,781	108,883	9,132	80,633
Redeemed	(62,182)	(618,325)	(21,046)	(214,164)
Net increase (decrease)	49,688	$460,001	29,595	$291,567
MM RetireSMART by JPMorgan 2060 Fund Class R5
Sold	68,168	$669,340	141,975	$1,437,544
Issued as reinvestment of dividends	14,001	141,127	1,909	16,841
Redeemed	(124,446)	(956,545)	(51,139)	(527,106)
Net increase (decrease)	(42,277)	$(146,078)	92,745	$927,279
MM RetireSMART by JPMorgan 2060 Fund Service Class
Sold	111,178	$1,024,090	27,456	$285,089
Issued as reinvestment of dividends	4,373	44,035	7,408	65,341
Redeemed	(18,784)	(181,672)	(40,633)	(400,451)
Net increase (decrease)	96,767	$886,453	(5,769)	$(50,021)
MM RetireSMART by JPMorgan 2060 Fund Administrative Class
Sold	139,796	$1,290,003	24,882	$257,200
Issued as reinvestment of dividends	7,329	73,727	4,904	43,208
Redeemed	(78,279)	(700,415)	(4,049)	(41,357)
Net increase (decrease)	68,846	$663,315	25,737	$259,051
MM RetireSMART by JPMorgan 2060 Fund Class A
Sold	106,934	$1,002,821	17,144	$175,676
Issued as reinvestment of dividends	3,294	33,104	1,304	11,484
Redeemed	(30,986)	(288,188)	(2,291)	(23,357)
Net increase (decrease)	79,242	$747,737	16,157	$163,803
MM RetireSMART by JPMorgan 2060 Fund Class R4
Sold	44,923	$434,043	33,243	$331,382
Issued as reinvestment of dividends	3,708	37,340	2,196	19,346
Redeemed	(6,319)	(61,649)	(21,196)	(219,347)
Net increase (decrease)	42,312	$409,734	14,243	$131,381

179

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2060 Fund Class R3
Sold	125,594	$1,007,502	53,512	$541,159
Issued as reinvestment of dividends	8,135	81,599	9,917	86,975
Redeemed	(46,816)	(482,127)	(25,887)	(265,927)
Net increase (decrease)	86,913	$606,974	37,542	$362,207
MM Select T. Rowe Price Retirement Balanced Fund Class I
Sold	505,441	$7,830,380	715,063	$10,523,961
Issued as reinvestment of dividends	27,361	426,283	22,020	302,771
Redeemed	(312,615)	(4,782,439)	(165,003)	(2,457,035)
Net increase (decrease)	220,187	$3,474,224	572,080	$8,369,697
MM Select T. Rowe Price Retirement Balanced Fund Class M5
Sold	909,657	$14,135,886	7,310,111	$112,575,729
Issued as reinvestment of dividends	238,299	3,719,842	19,869	273,993
Redeemed	(1,041,995)	(15,883,870)	(256,202)	(3,835,523)
Net increase (decrease)	105,961	$1,971,858	7,073,778	$109,014,199
MM Select T. Rowe Price Retirement Balanced Fund Class M4
Sold	316,195	$4,923,191	381,996	$5,662,771
Issued as reinvestment of dividends	34,881	543,452	30,575	420,708
Redeemed	(300,878)	(4,620,420)	(186,638)	(2,786,193)
Net increase (decrease)	50,198	$846,223	225,933	$3,297,286
MM Select T. Rowe Price Retirement Balanced Fund Class M3
Sold	71,607	$1,120,108	171,862	$2,548,969
Issued as reinvestment of dividends	11,494	179,071	14,126	194,378
Redeemed	(187,969)	(2,924,733)	(122,194)	(1,827,878)
Net increase (decrease)	(104,868)	$(1,625,554)	63,794	$915,469
MM Select T. Rowe Price Retirement 2005 Fund Class I
Sold	574,313	$8,776,690	802,012	$11,968,942
Issued as reinvestment of dividends	39,059	609,704	14,056	196,650
Redeemed	(247,992)	(3,874,743)	(290,650)	(4,373,451)
Net increase (decrease)	365,380	$5,511,651	525,418	$7,792,141
MM Select T. Rowe Price Retirement 2005 Fund Class M5
Sold	128,882	$2,018,275	154,444	$2,332,076
Issued as reinvestment of dividends	24,918	388,470	10,366	144,916
Redeemed	(168,830)	(2,626,600)	(140,063)	(2,133,822)
Net increase (decrease)	(15,030)	$(219,855)	24,747	$343,170
MM Select T. Rowe Price Retirement 2005 Fund Class M4
Sold	73,355	$1,129,545	92,736	$1,371,799
Issued as reinvestment of dividends	9,422	146,977	2,486	34,772
Redeemed	(69,022)	(1,049,897)	(31,241)	(458,162)
Net increase (decrease)	13,755	$226,625	63,981	$948,409
MM Select T. Rowe Price Retirement 2005 Fund Class M3
Sold	25,381	$401,739	94,140	$1,441,159
Issued as reinvestment of dividends	3,675	57,222	973	13,589
Redeemed	(51,266)	(814,296)	(55,900)	(858,618)
Net increase (decrease)	(22,210)	$(355,335)	39,213	$596,130

180

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price Retirement 2010 Fund Class I
Sold	1,036,902	$16,070,396	3,480,969	$52,363,263
Issued as reinvestment of dividends	223,014	3,445,570	95,805	1,324,019
Redeemed	(965,780)	(14,751,016)	(677,620)	(10,163,602)
Net increase (decrease)	294,136	$4,764,950	2,899,154	$43,523,680
MM Select T. Rowe Price Retirement 2010 Fund Class M5
Sold	321,252	$4,990,473	208,173	$3,098,309
Issued as reinvestment of dividends	108,006	1,668,689	56,563	781,704
Redeemed	(588,447)	(8,837,513)	(472,331)	(6,906,077)
Net increase (decrease)	(159,189)	$(2,178,351)	(207,595)	$(3,026,064)
MM Select T. Rowe Price Retirement 2010 Fund Class M4
Sold	697,744	$11,126,079	959,088	$14,493,387
Issued as reinvestment of dividends	80,309	1,239,970	37,411	517,025
Redeemed	(380,821)	(5,743,665)	(841,921)	(12,755,549)
Net increase (decrease)	397,232	$6,622,384	154,578	$2,254,863
MM Select T. Rowe Price Retirement 2010 Fund Class M3
Sold	232,467	$3,479,570	158,810	$2,339,321
Issued as reinvestment of dividends	37,872	585,880	19,769	273,398
Redeemed	(243,510)	(3,802,280)	(293,607)	(4,403,028)
Net increase (decrease)	26,829	$263,170	(115,028)	$(1,790,309)
MM Select T. Rowe Price Retirement 2015 Fund Class I
Sold	1,715,394	$26,993,253	2,921,985	$43,464,100
Issued as reinvestment of dividends	185,348	2,885,875	67,876	928,545
Redeemed	(1,463,150)	(22,452,642)	(1,180,373)	(17,524,802)
Net increase (decrease)	437,592	$7,426,486	1,809,488	$26,867,843
MM Select T. Rowe Price Retirement 2015 Fund Class M5
Sold	548,201	$8,571,710	207,254	$3,077,805
Issued as reinvestment of dividends	161,918	2,519,440	87,287	1,194,090
Redeemed	(716,315)	(10,999,508)	(460,776)	(6,859,710)
Net increase (decrease)	(6,196)	$91,642	(166,235)	$(2,587,815)
MM Select T. Rowe Price Retirement 2015 Fund Class M4
Sold	132,111	$2,027,150	520,739	$7,643,194
Issued as reinvestment of dividends	36,596	569,800	17,563	240,259
Redeemed	(252,007)	(3,861,188)	(434,108)	(6,593,146)
Net increase (decrease)	(83,300)	$(1,264,238)	104,194	$1,290,307
MM Select T. Rowe Price Retirement 2015 Fund Class M3
Sold	68,189	$1,062,314	302,940	$4,449,202
Issued as reinvestment of dividends	22,341	347,634	13,362	182,792
Redeemed	(196,175)	(2,999,974)	(270,206)	(3,976,218)
Net increase (decrease)	(105,645)	$(1,590,026)	46,096	$655,776
MM Select T. Rowe Price Retirement 2020 Fund Class I
Sold	5,822,591	$90,134,127	8,843,169	$131,770,115
Issued as reinvestment of dividends	660,959	10,363,843	254,826	3,437,606
Redeemed	(4,166,766)	(63,201,886)	(2,287,599)	(34,125,477)
Net increase (decrease)	2,316,784	$37,296,084	6,810,396	$101,082,244
MM Select T. Rowe Price Retirement 2020 Fund Class M5
Sold	2,365,310	$35,975,912	1,899,483	$28,406,581
Issued as reinvestment of dividends	751,372	11,773,999	382,034	5,153,643
Redeemed	(3,346,170)	(50,651,310)	(2,170,204)	(31,953,926)
Net increase (decrease)	(229,488)	$(2,901,399)	111,313	$1,606,298

181

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price Retirement 2020 Fund Class M4
Sold	2,561,289	$40,263,892	3,641,894	$53,642,198
Issued as reinvestment of dividends	410,865	6,438,259	217,243	2,930,614
Redeemed	(2,569,453)	(39,226,205)	(3,402,739)	(50,475,704)
Net increase (decrease)	402,701	$7,475,946	456,398	$6,097,108
MM Select T. Rowe Price Retirement 2020 Fund Class M3
Sold	968,862	$14,896,382	1,118,238	$16,614,183
Issued as reinvestment of dividends	183,838	2,884,412	91,624	1,236,920
Redeemed	(1,903,179)	(29,453,631)	(1,420,528)	(21,219,238)
Net increase (decrease)	(750,479)	$(11,672,837)	(210,666)	$(3,368,135)
MM Select T. Rowe Price Retirement 2025 Fund Class I
Sold	6,967,454	$110,149,283	8,890,099	$131,530,176
Issued as reinvestment of dividends	518,987	8,251,898	172,516	2,301,367
Redeemed	(3,158,403)	(48,766,046)	(1,448,913)	(21,553,608)
Net increase (decrease)	4,328,038	$69,635,135	7,613,702	$112,277,935
MM Select T. Rowe Price Retirement 2025 Fund Class M5
Sold	2,006,804	$31,560,774	1,613,989	$23,948,276
Issued as reinvestment of dividends	393,078	6,246,014	211,575	2,822,407
Redeemed	(2,642,780)	(40,876,186)	(1,613,561)	(23,852,836)
Net increase (decrease)	(242,898)	$(3,069,398)	212,003	$2,917,847
MM Select T. Rowe Price Retirement 2025 Fund Class M4
Sold	1,512,384	$23,669,635	2,077,684	$30,828,841
Issued as reinvestment of dividends	183,704	2,919,051	84,395	1,125,831
Redeemed	(1,468,014)	(22,674,931)	(969,895)	(14,277,092)
Net increase (decrease)	228,074	$3,913,755	1,192,184	$17,677,580
MM Select T. Rowe Price Retirement 2025 Fund Class M3
Sold	730,555	$11,329,202	1,695,979	$24,966,869
Issued as reinvestment of dividends	130,634	2,073,164	62,764	836,639
Redeemed	(1,610,103)	(25,245,274)	(552,348)	(8,204,140)
Net increase (decrease)	(748,914)	$(11,842,908)	1,206,395	$17,599,368
MM Select T. Rowe Price Retirement 2030 Fund Class I
Sold	8,972,646	$139,727,652	13,050,410	$192,196,785
Issued as reinvestment of dividends	761,978	12,184,030	295,252	3,891,424
Redeemed	(4,723,481)	(73,415,434)	(1,964,370)	(29,359,909)
Net increase (decrease)	5,011,143	$78,496,248	11,381,292	$166,728,300
MM Select T. Rowe Price Retirement 2030 Fund Class M5
Sold	4,508,917	$69,015,232	3,188,555	$47,400,864
Issued as reinvestment of dividends	998,819	15,961,122	545,146	7,185,026
Redeemed	(3,747,768)	(57,267,708)	(2,760,716)	(39,378,635)
Net increase (decrease)	1,759,968	$27,708,646	972,985	$15,207,255
MM Select T. Rowe Price Retirement 2030 Fund Class M4
Sold	4,595,332	$73,625,972	6,247,960	$91,709,076
Issued as reinvestment of dividends	515,825	8,242,876	293,988	3,874,767
Redeemed	(2,878,852)	(44,391,900)	(3,369,443)	(49,439,712)
Net increase (decrease)	2,232,305	$37,476,948	3,172,505	$46,144,131

182

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price Retirement 2030 Fund Class M3
Sold	1,469,704	$23,021,940	1,985,823	$29,157,592
Issued as reinvestment of dividends	235,709	3,768,988	126,451	1,667,890
Redeemed	(2,611,493)	(41,096,982)	(1,846,333)	(27,420,456)
Net increase (decrease)	(906,080)	$(14,306,054)	265,941	$3,405,026
MM Select T. Rowe Price Retirement 2035 Fund Class I
Sold	5,894,835	$92,785,186	7,701,823	$113,316,937
Issued as reinvestment of dividends	361,506	5,823,869	127,615	1,666,648
Redeemed	(2,318,697)	(36,118,797)	(1,369,211)	(20,487,129)
Net increase (decrease)	3,937,644	$62,490,258	6,460,227	$94,496,456
MM Select T. Rowe Price Retirement 2035 Fund Class M5
Sold	2,006,861	$31,628,849	1,671,354	$24,703,622
Issued as reinvestment of dividends	317,211	5,107,092	168,851	2,205,200
Redeemed	(1,690,404)	(26,243,425)	(828,195)	(12,078,873)
Net increase (decrease)	633,668	$10,492,516	1,012,010	$14,829,949
MM Select T. Rowe Price Retirement 2035 Fund Class M4
Sold	1,221,818	$19,183,872	1,461,052	$21,615,240
Issued as reinvestment of dividends	117,558	1,892,688	60,506	790,206
Redeemed	(1,018,285)	(15,524,176)	(854,490)	(12,521,891)
Net increase (decrease)	321,091	$5,552,384	667,068	$9,883,555
MM Select T. Rowe Price Retirement 2035 Fund Class M3
Sold	748,695	$11,616,342	1,061,245	$15,507,787
Issued as reinvestment of dividends	90,824	1,461,360	50,878	664,471
Redeemed	(995,844)	(15,328,147)	(704,441)	(10,521,273)
Net increase (decrease)	(156,325)	$(2,250,445)	407,682	$5,650,985
MM Select T. Rowe Price Retirement 2040 Fund Class I
Sold	5,779,120	$90,855,053	8,735,413	$127,450,877
Issued as reinvestment of dividends	402,354	6,514,109	164,587	2,134,692
Redeemed	(2,538,833)	(39,556,753)	(1,079,424)	(16,133,303)
Net increase (decrease)	3,642,641	$57,812,409	7,820,576	$113,452,266
MM Select T. Rowe Price Retirement 2040 Fund Class M5
Sold	4,113,144	$62,999,824	2,589,387	$38,412,459
Issued as reinvestment of dividends	597,530	9,674,007	357,454	4,636,176
Redeemed	(2,174,907)	(33,379,175)	(1,999,903)	(28,231,847)
Net increase (decrease)	2,535,767	$39,294,656	946,938	$14,816,788
MM Select T. Rowe Price Retirement 2040 Fund Class M4
Sold	4,451,240	$72,244,021	5,659,486	$82,779,307
Issued as reinvestment of dividends	304,700	4,927,004	184,753	2,394,399
Redeemed	(2,009,465)	(31,647,241)	(2,311,800)	(33,522,674)
Net increase (decrease)	2,746,475	$45,523,784	3,532,439	$51,651,032
MM Select T. Rowe Price Retirement 2040 Fund Class M3
Sold	1,400,514	$21,901,768	1,335,894	$19,755,276
Issued as reinvestment of dividends	126,739	2,051,897	69,037	895,414
Redeemed	(1,765,557)	(28,065,353)	(992,195)	(14,641,202)
Net increase (decrease)	(238,304)	$(4,111,688)	412,736	$6,009,488

183

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price Retirement 2045 Fund Class I
Sold	3,344,227	$52,781,959	4,825,952	$70,722,450
Issued as reinvestment of dividends	186,862	3,036,511	66,165	854,192
Redeemed	(1,520,069)	(23,700,775)	(393,225)	(5,859,196)
Net increase (decrease)	2,011,020	$32,117,695	4,498,892	$65,717,446
MM Select T. Rowe Price Retirement 2045 Fund Class M5
Sold	1,610,568	$25,386,107	1,377,185	$20,318,648
Issued as reinvestment of dividends	199,938	3,248,992	117,839	1,521,303
Redeemed	(1,081,070)	(16,533,352)	(768,440)	(11,214,888)
Net increase (decrease)	729,436	$12,101,747	726,584	$10,625,063
MM Select T. Rowe Price Retirement 2045 Fund Class M4
Sold	881,354	$13,778,971	1,405,261	$20,676,318
Issued as reinvestment of dividends	77,380	1,257,426	40,562	523,650
Redeemed	(785,304)	(12,462,165)	(647,689)	(9,347,747)
Net increase (decrease)	173,430	$2,574,232	798,134	$11,852,221
MM Select T. Rowe Price Retirement 2045 Fund Class M3
Sold	564,240	$8,661,435	1,103,028	$16,144,760
Issued as reinvestment of dividends	56,912	924,255	31,681	409,006
Redeemed	(702,205)	(11,262,275)	(594,177)	(8,783,927)
Net increase (decrease)	(81,053)	$(1,676,585)	540,532	$7,769,839
MM Select T. Rowe Price Retirement 2050 Fund Class I
Sold	3,318,156	$52,315,998	5,165,979	$75,065,703
Issued as reinvestment of dividends	195,937	3,187,897	73,030	942,819
Redeemed	(1,708,624)	(27,573,227)	(451,265)	(6,730,079)
Net increase (decrease)	1,805,469	$27,930,668	4,787,744	$69,278,443
MM Select T. Rowe Price Retirement 2050 Fund Class M5
Sold	3,187,392	$49,761,830	2,460,056	$36,302,056
Issued as reinvestment of dividends	359,052	5,841,778	219,457	2,833,186
Redeemed	(1,212,422)	(18,788,209)	(1,416,651)	(19,919,545)
Net increase (decrease)	2,334,022	$36,815,399	1,262,862	$19,215,697
MM Select T. Rowe Price Retirement 2050 Fund Class M4
Sold	3,007,133	$48,417,616	3,347,203	$49,084,934
Issued as reinvestment of dividends	153,023	2,486,626	98,559	1,271,412
Redeemed	(1,204,499)	(19,064,147)	(1,541,277)	(22,039,021)
Net increase (decrease)	1,955,657	$31,840,095	1,904,485	$28,317,325
MM Select T. Rowe Price Retirement 2050 Fund Class M3
Sold	1,033,715	$16,196,014	987,413	$14,536,866
Issued as reinvestment of dividends	64,687	1,051,810	35,052	452,516
Redeemed	(1,065,972)	(17,336,490)	(485,774)	(7,236,412)
Net increase (decrease)	32,430	$(88,666)	536,691	$7,752,970
MM Select T. Rowe Price Retirement 2055 Fund Class I
Sold	1,796,442	$27,932,708	2,073,698	$30,011,948
Issued as reinvestment of dividends	75,486	1,226,648	25,722	331,818
Redeemed	(801,727)	(12,872,608)	(184,281)	(2,727,273)
Net increase (decrease)	1,070,201	$16,286,748	1,915,139	$27,616,493

184

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price Retirement 2055 Fund Class M5
Sold	1,525,201	$23,854,167	1,331,593	$19,683,299
Issued as reinvestment of dividends	126,908	2,060,990	68,293	880,982
Redeemed	(828,441)	(12,507,765)	(489,534)	(7,015,928)
Net increase (decrease)	823,668	$13,407,392	910,352	$13,548,353
MM Select T. Rowe Price Retirement 2055 Fund Class M4
Sold	602,704	$9,410,652	726,186	$10,758,596
Issued as reinvestment of dividends	37,368	606,864	17,543	226,477
Redeemed	(349,693)	(5,544,519)	(287,457)	(4,232,916)
Net increase (decrease)	290,379	$4,472,997	456,272	$6,752,157
MM Select T. Rowe Price Retirement 2055 Fund Class M3
Sold	376,880	$5,849,250	522,727	$7,682,748
Issued as reinvestment of dividends	25,978	421,625	12,720	164,088
Redeemed	(331,528)	(5,112,566)	(149,847)	(2,199,050)
Net increase (decrease)	71,330	$1,158,309	385,600	$5,647,786
MM Select T. Rowe Price Retirement 2060 Fund Class I
Sold	1,124,027	$17,333,019	751,081	$11,185,254
Issued as reinvestment of dividends	22,971	372,583	5,997	77,246
Redeemed	(417,196)	(6,502,001)	(81,469)	(1,209,215)
Net increase (decrease)	729,802	$11,203,601	675,609	$10,053,285
MM Select T. Rowe Price Retirement 2060 Fund Class M5
Sold	587,294	$8,883,810	372,900	$5,525,676
Issued as reinvestment of dividends	13,945	226,185	4,736	60,999
Redeemed	(202,074)	(3,141,647)	(73,818)	(1,119,845)
Net increase (decrease)	399,165	$5,968,348	303,818	$4,466,830
MM Select T. Rowe Price Retirement 2060 Fund Class M4
Sold	608,593	$9,309,910	466,616	$6,922,722
Issued as reinvestment of dividends	13,914	225,270	5,689	73,216
Redeemed	(304,041)	(4,686,938)	(180,680)	(2,654,505)
Net increase (decrease)	318,466	$4,848,242	291,625	$4,341,433
MM Select T. Rowe Price Retirement 2060 Fund Class M3
Sold	222,970	$3,367,492	164,502	$2,442,099
Issued as reinvestment of dividends	4,907	79,445	2,510	32,274
Redeemed	(100,587)	(1,547,199)	(85,177)	(1,270,174)
Net increase (decrease)	127,290	$1,899,738	81,835	$1,204,199

Purchases of Class A shares are subject to a front-end sales charge of up to 5.50% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended September 30, 2020, no amounts have been retained by the Distributor.

Redemptions of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended September 30, 2020, were waived for any redemptions subject to such a charge.

185

Notes to Financial Statements (Continued)

6.	Federal Income Tax Information

At September 30, 2020, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
20/80 Allocation Fund	$204,011,285	$5,412,809	$(1,418,370)	$3,994,439
40/60 Allocation Fund	225,177,191	2,626,126	(2,692,381)	(66,255)
60/40 Allocation Fund	210,493,011	757,831	(3,822,912)	(3,065,081)
80/20 Allocation Fund	139,884,771	9,166,531	(15,225,823)	(6,059,292)
MM RetireSMART by JPMorgan In Retirement Fund	192,475,292	10,030,529	(11,628,038)	(1,597,509)
MM RetireSMART by JPMorgan 2020 Fund	346,679,218	19,496,396	(21,540,836)	(2,044,440)
MM RetireSMART by JPMorgan 2025 Fund	271,523,645	14,927,183	(21,346,234)	(6,419,051)
MM RetireSMART by JPMorgan 2030 Fund	476,242,590	25,304,529	(40,983,314)	(15,678,785)
MM RetireSMART by JPMorgan 2035 Fund	212,200,054	10,692,388	(19,628,978)	(8,936,590)
MM RetireSMART by JPMorgan 2040 Fund	307,262,408	15,370,074	(26,551,353)	(11,181,279)
MM RetireSMART by JPMorgan 2045 Fund	143,231,178	7,280,240	(14,768,704)	(7,488,464)
MM RetireSMART by JPMorgan 2050 Fund	189,964,754	9,572,293	(18,759,890)	(9,187,597)
MM RetireSMART by JPMorgan 2055 Fund	65,534,653	2,975,284	(7,254,109)	(4,278,825)
MM RetireSMART by JPMorgan 2060 Fund	19,167,736	960,031	(2,001,290)	(1,041,259)
MM Select T. Rowe Price Retirement Balanced Fund	164,186,800	6,570,770	(364,961)	6,205,809
MM Select T. Rowe Price Retirement 2005 Fund	31,220,858	1,644,855	(5,731)	1,639,124
MM Select T. Rowe Price Retirement 2010 Fund	140,917,045	5,331,865	(196,347)	5,135,518
MM Select T. Rowe Price Retirement 2015 Fund	133,775,194	5,695,845	(79,835)	5,616,010
MM Select T. Rowe Price Retirement 2020 Fund	711,467,633	37,214,995	(931,642)	36,283,353
MM Select T. Rowe Price Retirement 2025 Fund	551,700,233	37,199,945	(542,421)	36,657,524
MM Select T. Rowe Price Retirement 2030 Fund	1,243,818,238	104,199,055	(3,121,429)	101,077,626
MM Select T. Rowe Price Retirement 2035 Fund	517,236,162	44,587,080	(391,743)	44,195,337
MM Select T. Rowe Price Retirement 2040 Fund	963,932,190	95,010,031	(4,102,428)	90,907,603
MM Select T. Rowe Price Retirement 2045 Fund	366,203,430	37,211,625	(665,980)	36,545,645
MM Select T. Rowe Price Retirement 2050 Fund	590,976,673	59,167,926	(1,881,125)	57,286,801
MM Select T. Rowe Price Retirement 2055 Fund	198,248,057	19,346,296	(116,295)	19,230,001
MM Select T. Rowe Price Retirement 2060 Fund	57,385,146	5,448,640	(3,604)	5,445,036

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2020, for federal income tax purposes, there were no unused capital losses.

At September 30, 2020, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
MM RetireSMART by JPMorgan 2040 Fund	$1,223,053	$—

186

Notes to Financial Statements (Continued)

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2020, late year ordinary losses:

Amount
MM Select T. Rowe Price Retirement 2020 Fund	$13,137
MM Select T. Rowe Price Retirement 2030 Fund	851,884
MM Select T. Rowe Price Retirement 2035 Fund	608,342
MM Select T. Rowe Price Retirement 2040 Fund	1,810,683
MM Select T. Rowe Price Retirement 2045 Fund	743,150
MM Select T. Rowe Price Retirement 2050 Fund	1,066,882
MM Select T. Rowe Price Retirement 2055 Fund	394,943
MM Select T. Rowe Price Retirement 2060 Fund	108,340

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2020, was as follows:

	Ordinary Income	Long Term Capital Gain
20/80 Allocation Fund	$5,747,946	$4,316,110
40/60 Allocation Fund	4,610,294	18,480,509
60/40 Allocation Fund	3,258,252	22,293,355
80/20 Allocation Fund	1,756,778	13,419,620
MM RetireSMART by JPMorgan In Retirement Fund	3,986,517	1,644,332
MM RetireSMART by JPMorgan 2020 Fund	9,947,585	12,704,604
MM RetireSMART by JPMorgan 2025 Fund	6,347,874	15,996,080
MM RetireSMART by JPMorgan 2030 Fund	10,526,767	36,233,474
MM RetireSMART by JPMorgan 2035 Fund	4,307,784	19,295,679
MM RetireSMART by JPMorgan 2040 Fund	6,537,830	29,225,202
MM RetireSMART by JPMorgan 2045 Fund	2,574,417	13,568,320
MM RetireSMART by JPMorgan 2050 Fund	3,541,130	17,705,001
MM RetireSMART by JPMorgan 2055 Fund	1,050,423	5,520,058
MM RetireSMART by JPMorgan 2060 Fund	323,078	1,454,635
MM Select T. Rowe Price Retirement Balanced Fund	3,705,925	1,162,723
MM Select T. Rowe Price Retirement 2005 Fund	788,977	417,435
MM Select T. Rowe Price Retirement 2010 Fund	3,505,809	3,434,300
MM Select T. Rowe Price Retirement 2015 Fund	3,390,369	2,932,380
MM Select T. Rowe Price Retirement 2020 Fund	15,979,748	15,480,765
MM Select T. Rowe Price Retirement 2025 Fund	11,096,912	8,393,215
MM Select T. Rowe Price Retirement 2030 Fund	22,873,900	17,283,116
MM Select T. Rowe Price Retirement 2035 Fund	9,026,219	5,258,790
MM Select T. Rowe Price Retirement 2040 Fund	15,606,525	7,560,492
MM Select T. Rowe Price Retirement 2045 Fund	5,806,858	2,660,326
MM Select T. Rowe Price Retirement 2050 Fund	8,746,057	3,822,054
MM Select T. Rowe Price Retirement 2055 Fund	2,928,259	1,387,868
MM Select T. Rowe Price Retirement 2060 Fund	617,586	285,897

187

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2019, was as follows:

	Ordinary Income	Long Term Capital Gain
20/80 Allocation Fund	$5,886,054	$3,789,912
40/60 Allocation Fund	7,033,467	17,237,078
60/40 Allocation Fund	6,020,100	23,892,434
80/20 Allocation Fund	2,948,353	12,606,886
MM RetireSMART by JPMorgan In Retirement Fund	2,517,932	1,011,369
MM RetireSMART by JPMorgan 2020 Fund	10,305,547	28,682,418
MM RetireSMART by JPMorgan 2025 Fund	7,486,257	21,785,323
MM RetireSMART by JPMorgan 2030 Fund	13,258,513	49,044,056
MM RetireSMART by JPMorgan 2035 Fund	5,565,250	20,469,434
MM RetireSMART by JPMorgan 2040 Fund	7,789,184	31,588,287
MM RetireSMART by JPMorgan 2045 Fund	3,117,216	13,326,470
MM RetireSMART by JPMorgan 2050 Fund	4,278,529	20,585,985
MM RetireSMART by JPMorgan 2055 Fund	1,305,053	5,179,079
MM RetireSMART by JPMorgan 2060 Fund	399,571	1,463,906
MM Select T. Rowe Price Retirement Balanced Fund	1,191,850	—
MM Select T. Rowe Price Retirement 2005 Fund	391,589	—
MM Select T. Rowe Price Retirement 2010 Fund	2,896,146	—
MM Select T. Rowe Price Retirement 2015 Fund	2,545,686	—
MM Select T. Rowe Price Retirement 2020 Fund	12,758,784	—
MM Select T. Rowe Price Retirement 2025 Fund	7,086,244	—
MM Select T. Rowe Price Retirement 2030 Fund	16,409,012	210,095
MM Select T. Rowe Price Retirement 2035 Fund	5,172,443	154,082
MM Select T. Rowe Price Retirement 2040 Fund	9,234,641	826,041
MM Select T. Rowe Price Retirement 2045 Fund	2,985,113	323,040
MM Select T. Rowe Price Retirement 2050 Fund	4,971,195	528,738
MM Select T. Rowe Price Retirement 2055 Fund	1,459,059	144,306
MM Select T. Rowe Price Retirement 2060 Fund	218,078	25,658

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2020:

Amount
20/80 Allocation Fund	$11,636
40/60 Allocation Fund	37,376
60/40 Allocation Fund	42,758
80/20 Allocation Fund	31,973
MM RetireSMART by JPMorgan In Retirement Fund	24,943
MM RetireSMART by JPMorgan 2020 Fund	57,972
MM RetireSMART by JPMorgan 2025 Fund	60,189
MM RetireSMART by JPMorgan 2030 Fund	103,374
MM RetireSMART by JPMorgan 2035 Fund	70,222
MM RetireSMART by JPMorgan 2040 Fund	121,260
MM RetireSMART by JPMorgan 2045 Fund	55,023
MM RetireSMART by JPMorgan 2050 Fund	78,044
MM RetireSMART by JPMorgan 2055 Fund	24,185
MM RetireSMART by JPMorgan 2060 Fund	6,250
MM Select T. Rowe Price Retirement Balanced Fund	34,829
MM Select T. Rowe Price Retirement 2005 Fund	5,431

188

Notes to Financial Statements (Continued)

Amount
MM Select T. Rowe Price Retirement 2010 Fund	$29,766
MM Select T. Rowe Price Retirement 2015 Fund	34,754
MM Select T. Rowe Price Retirement 2020 Fund	215,572
MM Select T. Rowe Price Retirement 2025 Fund	190,342
MM Select T. Rowe Price Retirement 2030 Fund	469,110
MM Select T. Rowe Price Retirement 2035 Fund	208,233
MM Select T. Rowe Price Retirement 2040 Fund	410,103
MM Select T. Rowe Price Retirement 2045 Fund	167,186
MM Select T. Rowe Price Retirement 2050 Fund	258,448
MM Select T. Rowe Price Retirement 2055 Fund	84,988
MM Select T. Rowe Price Retirement 2060 Fund	17,872

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2020, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At September 30, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
20/80 Allocation Fund	$147,291	$3,551,949	$(26,732)	$3,994,440
40/60 Allocation Fund	392,513	4,567,978	(46,494)	(66,255)
60/40 Allocation Fund	507,001	2,734,279	(37,355)	(3,065,081)
80/20 Allocation Fund	164,774	3,866,257	(12,402)	(6,059,292)
MM RetireSMART by JPMorgan In Retirement Fund	3,336,956	4,582,462	(45,504)	(1,597,509)
MM RetireSMART by JPMorgan 2020 Fund	1,061,034	6,500,799	(78,110)	(2,044,440)
MM RetireSMART by JPMorgan 2025 Fund	764,183	7,686,487	(17,894)	(6,419,051)
MM RetireSMART by JPMorgan 2030 Fund	695,235	10,039,021	(73,198)	(15,678,785)
MM RetireSMART by JPMorgan 2035 Fund	156,978	4,279,624	(13,684)	(8,936,590)
MM RetireSMART by JPMorgan 2040 Fund	122,103	(1,223,053)	(44,560)	(11,181,279)
MM RetireSMART by JPMorgan 2045 Fund	91,784	3,449,163	(8,033)	(7,488,465)
MM RetireSMART by JPMorgan 2050 Fund	322,995	442,162	(15,068)	(9,187,597)
MM RetireSMART by JPMorgan 2055 Fund	44,008	2,513,667	(2,562)	(4,278,825)
MM RetireSMART by JPMorgan 2060 Fund	50,300	727,486	(740)	(1,041,259)
MM Select T. Rowe Price Retirement Balanced Fund	213,960	3,099,069	—	6,205,809
MM Select T. Rowe Price Retirement 2005 Fund	111,550	807,576	—	1,639,124
MM Select T. Rowe Price Retirement 2010 Fund	106,649	3,014,419	—	5,135,518
MM Select T. Rowe Price Retirement 2015 Fund	172,429	3,364,044	—	5,616,010
MM Select T. Rowe Price Retirement 2020 Fund	—	16,705,008	(13,137)	36,283,353
MM Select T. Rowe Price Retirement 2025 Fund	—	11,516,183	—	36,657,524
MM Select T. Rowe Price Retirement 2030 Fund	—	19,357,346	(851,884)	101,077,626
MM Select T. Rowe Price Retirement 2035 Fund	—	8,155,588	(608,342)	44,195,337
MM Select T. Rowe Price Retirement 2040 Fund	—	13,854,327	(1,810,683)	90,907,603
MM Select T. Rowe Price Retirement 2045 Fund	79,882	5,205,709	(743,150)	36,545,645
MM Select T. Rowe Price Retirement 2050 Fund	100,517	9,108,749	(1,066,882)	57,286,801
MM Select T. Rowe Price Retirement 2055 Fund	41,280	3,245,188	(394,943)	19,230,001
MM Select T. Rowe Price Retirement 2060 Fund	50,076	894,678	(108,340)	5,445,036

189

Notes to Financial Statements (Continued)

During the year ended September 30, 2020, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
20/80 Allocation Fund	$—	$(33,782)	$33,782
40/60 Allocation Fund	—	(133,014)	133,014
60/40 Allocation Fund	—	(370,039)	370,039
80/20 Allocation Fund	—	(133,809)	133,809
MM RetireSMART by JPMorgan In Retirement Fund	1,200	(291,111)	289,911
MM RetireSMART by JPMorgan 2020 Fund	1	(571,967)	571,966
MM RetireSMART by JPMorgan 2025 Fund	—	(864,051)	864,051
MM RetireSMART by JPMorgan 2030 Fund	—	(859,904)	859,904
MM RetireSMART by JPMorgan 2035 Fund	—	(359,913)	359,913
MM RetireSMART by JPMorgan 2040 Fund	—	(239,765)	239,765
MM RetireSMART by JPMorgan 2045 Fund	—	(205,799)	205,799
MM RetireSMART by JPMorgan 2050 Fund	—	(334,125)	334,125
MM RetireSMART by JPMorgan 2055 Fund	—	(98,090)	98,090
MM RetireSMART by JPMorgan 2060 Fund	—	(25,633)	25,633
MM Select T. Rowe Price Retirement Balanced Fund	—	(217,072)	217,072
MM Select T. Rowe Price Retirement 2005 Fund	—	(32,617)	32,617
MM Select T. Rowe Price Retirement 2010 Fund	—	(144,050)	144,050
MM Select T. Rowe Price Retirement 2015 Fund	—	(158,951)	158,951
MM Select T. Rowe Price Retirement 2020 Fund	—	(1,265,229)	1,265,229
MM Select T. Rowe Price Retirement 2025 Fund	—	(1,133,716)	1,133,716
MM Select T. Rowe Price Retirement 2030 Fund	—	(2,356,556)	2,356,556
MM Select T. Rowe Price Retirement 2035 Fund	(1)	(743,419)	743,420
MM Select T. Rowe Price Retirement 2040 Fund	—	(1,247,928)	1,247,928
MM Select T. Rowe Price Retirement 2045 Fund	—	(432,379)	432,379
MM Select T. Rowe Price Retirement 2050 Fund	—	(668,745)	668,745
MM Select T. Rowe Price Retirement 2055 Fund	—	(216,964)	216,964
MM Select T. Rowe Price Retirement 2060 Fund	—	(47,233)	47,233

The Funds did not have any unrecognized tax benefits at September 30, 2020, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2020, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years or returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

190

Notes to Financial Statements (Continued)

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended September 30, 2020, was as follows:

	Beginning Value as of 9/30/19	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/20	Number of Shares Held as of 9/30/20	Dividend Income	Realized Gains Distributions
20/80 Allocation Fund
Barings Global Floating Rate Fund, Class Y*	$1,920,054	$195,299	$(153,133)	$(75,173)	$(3,778)	$1,883,269	212,080	$87,236	$6,018
MassMutual Premier Core Bond Fund, Class I	39,623,464	10,882,741	(15,087,090)	484,107	331,190	36,234,412	3,112,922	1,261,348	—
MassMutual Premier High Yield Fund, Class I	2,911,409	636,023	(1,471,909)	(135,650)	(196,825)	1,743,048	201,975	178,978	—
MassMutual Premier Inflation-Protected and Income Fund, Class I	8,557,578	1,635,689	(4,279,858)	308,318	176,529	6,398,256	561,250	180,216	—
MassMutual Premier International Equity Fund, Class I	1,804,835	469,963	(1,477,098)	120,829	(138,503)	780,026	59,635	17,128	48,440
MassMutual Premier Short-Duration Bond Fund, Class I	29,033,110	8,644,141	(6,564,707)	(450,083)	(263,460)	30,399,001	3,012,785	976,955	—
MassMutual Premier Strategic Emerging Markets Fund, Class I	1,148,262	443,427	(666,394)	(8,215)	(13,833)	903,247	68,273	6,540	89,740
MassMutual Select Blue Chip Growth Fund, Class I	2,803,622	2,559,425	(2,882,518)	535,929	293,632	3,310,090	114,220	11,487	154,109
MassMutual Select Diversified Value Fund, Class I	2,886,926	776,600	(1,215,237)	(52,708)	(333,242)	2,062,339	208,950	66,558	137,560
MassMutual Select Equity Opportunities Fund, Class I	2,080,705	2,245,886	(853,960)	17,267	(81,750)	3,408,148	197,918	32,495	151,863
MassMutual Select Fundamental Growth Fund, Class I	1,540,624	373,751	(1,924,762)	1,528	8,859	—	—	3,910	252,195
MassMutual Select Fundamental Value Fund, Class I	2,603,154	1,746,726	(1,350,897)	(147,879)	(494,134)	2,356,970	313,427	56,673	486,472
MassMutual Select Growth Opportunities Fund, Class I	1,006,943	541,233	(451,009)	265,167	(177,546)	1,184,788	112,090	5,870	305,499
MassMutual Select Mid Cap Growth Fund, Class I	1,493,536	897,591	(1,434,783)	253,241	6,276	1,215,861	47,662	745	79,978
MassMutual Select Mid-Cap Value Fund, Class I	1,531,351	834,888	(601,579)	121,496	(149,204)	1,736,952	154,533	27,292	—
MassMutual Select Overseas Fund, Class I	3,676,398	1,355,093	(2,196,641)	(11,668)	(322,703)	2,500,479	312,951	83,225	66,183
MassMutual Select Small Cap Growth Equity Fund, Class I	536,142	130,501	(469,757)	3,102	13,402	213,390	12,996	4,804	57,876
MassMutual Select Small Cap Value Equity Fund, Class I	1,100,902	261,288	(514,413)	(50,275)	(198,386)	599,116	68,706	2,463	98,022
MassMutual Select Strategic Bond Fund, Class I	30,291,336	8,504,550	(9,896,714)	(50,139)	535,987	29,385,020	2,600,444	866,967	414,083
MassMutual Select Total Return Bond Fund, Class I	32,560,013	11,596,994	(12,265,550)	869,034	786,322	33,546,813	3,106,186	1,046,821	—
MM Select Equity Asset Fund, Class I	12,911,126	5,964,291	(6,853,897)	2,026,543	(373,030)	13,675,033	1,555,749	178,320	580,475
	$182,021,490	$60,696,100	$(72,611,906)	$4,024,771	$(594,197)	$173,536,258		$5,096,031	$2,928,513

191

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/19	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/20	Number of Shares Held as of 9/30/20	Dividend Income	Realized Gains Distributions
40/60 Allocation Fund
Barings Global Floating Rate Fund, Class Y*	$1,670,324	$991,943	$(154,338)	$(99,237)	$(7,186)	$2,401,506	270,440	$96,851	$5,046
MassMutual Premier Core Bond Fund, Class I	21,568,682	17,039,948	(10,618,017)	419,767	384,483	28,794,863	2,473,785	657,469	—
MassMutual Premier High Yield Fund, Class I	2,476,411	1,712,492	(1,576,586)	(133,247)	(253,575)	2,225,495	257,879	145,244	—
MassMutual Premier Inflation-Protected and Income Fund, Class I	4,888,833	3,234,065	(3,851,825)	181,417	160,572	4,613,062	404,655	98,871	—
MassMutual Premier International Equity Fund, Class I	6,057,293	574,627	(4,768,124)	535,658	(375,148)	2,024,306	154,763	54,517	154,179
MassMutual Premier Short-Duration Bond Fund, Class I	16,369,039	14,180,660	(5,632,278)	(167,587)	(164,049)	24,585,785	2,436,649	530,084	—
MassMutual Premier Strategic Emerging Markets Fund, Class I	3,840,937	843,030	(2,577,756)	(30,248)	2,991	2,078,954	157,139	20,930	287,195
MassMutual Select Blue Chip Growth Fund, Class I	9,246,862	5,611,292	(8,861,676)	1,201,668	1,060,822	8,258,968	284,989	36,352	487,705
MassMutual Select Diversified Value Fund, Class I	9,472,092	1,185,518	(5,271,460)	320,464	(1,169,359)	4,537,255	459,702	209,757	433,520
MassMutual Select Equity Opportunities Fund, Class I	6,846,462	4,255,593	(3,892,659)	(211,175)	(59,671)	6,938,550	402,936	102,885	480,817
MassMutual Select Fundamental Growth Fund, Class I	5,084,112	880,176	(5,926,096)	(176,089)	137,897	—	—	12,391	799,108
MassMutual Select Fundamental Value Fund, Class I	8,608,314	3,724,108	(5,387,671)	(247,319)	(1,554,403)	5,143,029	683,913	179,894	1,544,177
MassMutual Select Growth Opportunities Fund, Class I	3,354,084	1,308,982	(2,074,435)	567,836	(536,976)	2,619,491	247,823	18,662	971,329
MassMutual Select Mid Cap Growth Fund, Class I	5,026,322	1,405,144	(4,591,137)	360,865	91,962	2,293,156	89,892	2,404	257,992
MassMutual Select Mid-Cap Value Fund, Class I	5,153,644	1,155,675	(2,871,928)	318,363	(423,600)	3,332,154	296,455	88,211	—
MassMutual Select Overseas Fund, Class I	12,380,491	2,786,405	(8,472,797)	319,502	(830,186)	6,183,415	773,894	269,216	214,088
MassMutual Select Small Cap Growth Equity Fund, Class I	2,110,938	288,493	(1,924,120)	35,313	25,443	536,067	32,647	18,056	217,515
MassMutual Select Small Cap Value Equity Fund, Class I	4,369,938	538,444	(2,603,822)	101,354	(776,887)	1,629,027	186,815	9,353	372,202
MassMutual Select Strategic Bond Fund, Class I	16,504,260	13,855,890	(7,331,986)	(29,540)	524,550	23,523,174	2,081,697	452,877	216,305
MassMutual Select Total Return Bond Fund, Class I	17,744,803	15,494,863	(9,377,506)	607,439	703,244	25,172,843	2,330,819	546,819	—
MM Select Equity Asset Fund, Class I	42,892,922	10,770,382	(28,150,679)	8,058,566	(3,686,511)	29,884,680	3,399,850	568,564	1,850,799
	$205,666,763	$101,837,730	$(125,916,896)	$11,933,770	$(6,745,587)	$186,775,780		$4,119,407	$8,291,977

192

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/19	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/20	Number of Shares Held as of 9/30/20	Dividend Income	Realized Gains Distributions
60/40 Allocation Fund
Barings Global Floating Rate Fund, Class Y*	$1,322,010	$2,315,349	$(182,184)	$(140,573)	$(8,598)	$3,306,004	372,298	$115,458	$4,177
MassMutual Premier Core Bond Fund, Class I	10,148,255	11,637,636	(6,919,427)	116,022	312,012	15,294,498	1,313,960	331,354	—
MassMutual Premier High Yield Fund, Class I	1,964,256	3,808,909	(1,715,111)	(168,282)	(262,753)	3,627,019	420,280	123,293	—
MassMutual Premier Inflation-Protected and Income Fund, Class I	2,487,022	2,382,882	(2,638,531)	62,234	112,984	2,406,591	211,105	53,739	—
MassMutual Premier International Equity Fund, Class I	6,948,583	1,766,978	(5,573,093)	652,715	(434,788)	3,360,395	256,911	60,011	169,721
MassMutual Premier Short-Duration Bond Fund, Class I	8,184,488	10,066,332	(3,464,516)	(40,604)	(98,869)	14,646,831	1,451,619	283,121	—
MassMutual Premier Strategic Emerging Markets Fund, Class I	5,254,005	1,234,847	(2,936,460)	(8,507)	20,448	3,564,333	269,413	27,375	375,623
MassMutual Select Blue Chip Growth Fund, Class I	10,270,191	5,482,152	(7,549,815)	1,254,565	1,227,069	10,684,162	368,674	38,351	514,524
MassMutual Select Diversified Value Fund, Class I	10,553,869	1,442,176	(4,821,199)	33,582	(1,085,390)	6,123,038	620,369	222,151	459,136
MassMutual Select Equity Opportunities Fund , Class I	7,627,632	5,065,338	(3,343,467)	(326,213)	(49,417)	8,973,873	521,131	108,803	508,476
MassMutual Select Fundamental Growth Fund, Class I	5,646,603	995,266	(6,646,707)	(37,152)	41,990	—	—	13,145	847,727
MassMutual Select Fundamental Value Fund, Class I	9,531,186	3,474,132	(4,905,664)	(449,787)	(1,709,126)	5,940,741	789,992	189,599	1,627,488
MassMutual Select Growth Opportunities Fund, Class I	3,742,788	1,427,077	(1,842,360)	811,166	(615,483)	3,523,188	333,320	19,952	1,038,434
MassMutual Select Mid Cap Growth Fund, Class I	5,804,049	1,492,029	(4,173,082)	586,919	(81,566)	3,628,349	142,232	2,650	284,457
MassMutual Select Mid-Cap Value Fund, Class I	5,952,960	1,290,103	(2,916,888)	323,971	(577,939)	4,072,207	362,296	97,263	—
MassMutual Select Overseas Fund, Class I	14,143,166	3,386,992	(8,806,390)	592,451	(1,405,317)	7,910,902	990,100	293,824	233,658
MassMutual Select Small Cap Growth Equity Fund, Class I	2,805,331	417,269	(2,267,892)	59,128	54,092	1,067,928	65,038	22,908	275,965
MassMutual Select Small Cap Value Equity Fund, Class I	5,766,657	816,600	(2,842,317)	(403,969)	(579,932)	2,757,039	316,174	11,724	466,580
MassMutual Select Strategic Bond Fund, Class I	7,748,845	10,404,009	(4,831,897)	(109,823)	373,769	13,584,903	1,202,204	227,589	108,702
MassMutual Select Total Return Bond Fund, Class I	8,350,261	10,946,490	(6,610,811)	214,710	482,857	13,383,507	1,239,214	275,260	—
MM Select Equity Asset Fund, Class I	47,622,719	13,598,604	(26,598,735)	10,766,939	(5,690,942)	39,698,585	4,516,335	598,738	1,949,021
	$181,874,876	$93,451,170	$(111,586,546)	$13,789,492	$(9,974,899)	$167,554,093		$3,116,308	$8,863,689

193

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/19	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/20	Number of Shares Held as of 9/30/20	Dividend Income	Realized Gains Distributions
80/20 Allocation Fund
Barings Global Floating Rate Fund, Class Y*	$579,152	$2,435,123	$(239,225)	$(116,513)	$(4,517)	$2,654,020	298,876	$87,412	$2,226
MassMutual Premier Core Bond Fund, Class I	827,329	5,544,763	(1,956,392)	137,709	(13,363)	4,540,046	390,038	35,120	—
MassMutual Premier High Yield Fund, Class I	870,755	3,777,749	(1,269,629)	(98,154)	(192,608)	3,088,113	357,835	65,984	—
MassMutual Premier Inflation-Protected and Income Fund, Class I	359,426	1,595,864	(1,250,309)	36,397	12,856	754,234	66,161	9,438	—
MassMutual Premier International Equity Fund, Class I	4,471,451	1,433,174	(3,642,074)	426,024	(323,312)	2,365,263	180,831	44,480	125,798
MassMutual Premier Short-Duration Bond Fund, Class I	1,062,896	6,069,377	(1,292,018)	20,678	(34,640)	5,826,293	577,432	45,294	—
MassMutual Premier Strategic Emerging Markets Fund, Class I	3,357,492	1,661,230	(2,145,164)	71,476	(80,011)	2,865,023	216,555	20,502	281,325
MassMutual Select Blue Chip Growth Fund, Class I	6,518,078	5,539,418	(4,589,758)	1,199,625	892,266	9,559,629	329,870	28,493	382,263
MassMutual Select Diversified Value Fund, Class I	6,732,231	1,943,496	(3,057,019)	(116,794)	(713,537)	4,788,377	485,145	162,616	336,090
MassMutual Select Equity Opportunities Fund, Class I	4,858,103	4,582,412	(2,189,883)	(203,681)	(76,993)	6,969,958	404,759	79,640	372,182
MassMutual Select Fundamental Growth Fund, Class I	3,611,384	1,177,726	(4,799,135)	(31,104)	41,129	—	—	9,641	621,773
MassMutual Select Fundamental Value Fund, Class I	6,057,607	3,738,228	(3,323,677)	(389,377)	(1,228,626)	4,854,155	645,499	140,946	1,209,857
MassMutual Select Growth Opportunities Fund, Class I	2,388,082	1,413,222	(1,234,055)	614,155	(418,838)	2,762,566	261,359	14,642	762,071
MassMutual Select Mid Cap Growth Fund, Class I	3,711,403	1,584,156	(2,145,369)	553,631	(86,719)	3,617,102	141,792	1,944	208,639
MassMutual Select Mid-Cap Value Fund, Class I	3,805,616	1,385,359	(1,620,942)	118,472	(323,398)	3,365,107	299,387	71,200	—
MassMutual Select Overseas Fund, Class I	9,043,973	4,193,660	(5,783,426)	415,303	(999,595)	6,869,915	859,814	220,652	175,468
MassMutual Select Small Cap Growth Equity Fund, Class I	1,781,497	593,183	(1,382,976)	64,621	22,043	1,078,368	65,674	16,867	203,190
MassMutual Select Small Cap Value Equity Fund, Class I	3,669,959	1,132,664	(1,808,849)	(399,957)	(382,812)	2,211,005	253,556	8,638	343,772
MassMutual Select Strategic Bond Fund, Class I	634,781	5,040,529	(1,142,497)	71,139	22,453	4,626,405	409,416	24,200	11,559
MassMutual Select Total Return Bond Fund, Class I	681,319	4,729,222	(1,870,123)	157,706	42,175	3,740,299	346,324	29,233	—
MM Select Equity Asset Fund, Class I	30,198,888	13,480,860	(17,108,474)	7,850,006	(4,178,805)	30,242,475	3,440,555	445,095	1,448,880
	$95,221,422	$73,051,415	$(63,850,994)	$10,381,362	$(8,024,852)	$106,778,353		$1,562,037	$6,485,093

194

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/19	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/20	Number of Shares Held as of 9/30/20	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan In Retirement Fund
Barings Global Floating Rate Fund, Class Y*	$5,095,239	$577,391	$(3,180,781)	$19,124	$(114,530)	$2,396,443	269,870	$156,591	$16,327
MassMutual Premier Core Bond Fund, Class I	44,430,683	18,189,503	(26,050,800)	(214,338)	1,262,479	37,617,527	3,231,746	1,508,112	—
MassMutual Premier High Yield Fund, Class I	15,387,506	18,047,106	(9,689,548)	(595,797)	(733,664)	22,415,603	2,597,405	885,383	—
MassMutual Premier Inflation-Protected and Income Fund, Class I	15,447,465	5,063,714	(7,246,703)	710,743	282,440	14,257,659	1,250,672	323,790	—
MassMutual Premier International Equity Fund, Class I	2,965,695	1,389,182	(2,797,532)	207,603	81,498	1,846,446	141,166	29,215	82,626
MassMutual Premier Strategic Emerging Markets Fund, Class I	1,995,732	10,483,443	(6,038,032)	374,606	(1,176,556)	5,639,193	426,243	18,553	254,575
MassMutual Select Blue Chip Growth Fund, Class I	3,357,849	1,400,651	(2,689,131)	527,745	239,106	2,836,220	97,868	13,615	182,652
MassMutual Select Diversified Value Fund, Class I	3,394,665	2,473,816	(2,404,136)	41,099	(390,312)	3,115,132	315,616	80,053	165,452
MassMutual Select Equity Opportunities Fund, Class I	2,491,630	4,937,586	(2,685,872)	(138,840)	(71,828)	4,532,676	263,222	38,993	182,232
MassMutual Select Fundamental Growth Fund, Class I	1,856,987	486,733	(2,340,873)	37,447	(40,294)	—	—	4,691	302,524
MassMutual Select Fundamental Value Fund, Class I	3,078,200	2,517,252	(1,970,077)	(40,608)	(749,845)	2,834,922	376,984	69,094	593,087
MassMutual Select Growth Opportunities Fund, Class I	1,221,007	732,740	(1,108,605)	272,240	(270,177)	847,205	80,152	7,128	370,966
MassMutual Select Mid Cap Growth Fund, Class I	1,397,837	655,761	(873,412)	182,594	(33,879)	1,328,901	52,093	698	74,958
MassMutual Select Mid-Cap Value Fund, Class I	1,407,573	859,457	(866,515)	35,341	(106,351)	1,329,505	118,283	25,782	—
MassMutual Select Overseas Fund, Class I	6,947,886	8,146,982	(6,832,798)	547,523	(484,315)	8,325,278	1,041,962	172,300	137,018
MassMutual Select Small Cap Growth Equity Fund, Class I	336,720	2,288,831	(1,335,536)	90,561	(188,600)	1,191,976	72,593	7,008	84,421
MassMutual Select Small Cap Value Equity Fund, Class I	454,832	3,677,314	(2,043,876)	16,871	(525,527)	1,579,614	181,148	2,427	96,608
MassMutual Select Strategic Bond Fund, Class I	14,953,395	7,370,193	(9,942,684)	(380,346)	667,686	12,668,244	1,121,084	430,644	205,685
MassMutual Select Total Return Bond Fund, Class I	14,952,351	6,451,485	(9,311,035)	(2,761)	577,617	12,667,657	1,172,931	453,372	—
MM Select Equity Asset Fund, Class I	15,449,348	8,096,374	(11,265,416)	2,351,711	(468,396)	14,163,621	1,611,333	214,765	699,107
	$156,622,600	$103,845,514	$(110,673,362)	$4,042,518	$(2,243,448)	$151,593,822		$4,442,214	$3,448,238
MM RetireSMART by JPMorgan 2020 Fund
Barings Global Floating Rate Fund, Class Y*	$7,507,267	$687,592	$(4,558,092)	$11,077	$(186,338)	$3,461,506	389,809	$227,695	$23,375
MassMutual Premier Core Bond Fund, Class I	82,823,586	32,926,256	(50,771,177)	(896,915)	2,680,147	66,761,897	5,735,558	2,804,363	—
MassMutual Premier High Yield Fund, Class I	27,474,575	31,403,522	(16,969,398)	(937,936)	(1,545,329)	39,425,434	4,568,416	1,566,374	—

195

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/19	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/20	Number of Shares Held as of 9/30/20	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2020 Fund (Continued)
MassMutual Premier Inflation-Protected and Income Fund, Class I	$22,541,975	$9,179,939	$(10,624,199)	$1,239,375	$341,746	$22,678,836	1,989,372	$471,951	$—
MassMutual Premier International Equity Fund, Class I	6,512,446	2,404,394	(5,871,137)	568,554	49,403	3,663,660	280,096	68,316	193,208
MassMutual Premier Strategic Emerging Markets Fund, Class I	5,059,555	18,786,635	(11,389,682)	622,522	(2,154,065)	10,924,965	825,772	42,625	584,874
MassMutual Select Blue Chip Growth Fund, Class I	7,650,161	2,875,135	(6,439,096)	902,885	610,482	5,599,567	193,222	30,917	414,785
MassMutual Select Diversified Value Fund, Class I	7,739,162	3,865,662	(4,655,064)	414,824	(1,183,108)	6,181,476	626,289	182,067	376,292
MassMutual Select Equity Opportunities Fund, Class I	5,667,327	9,197,248	(5,317,085)	(322,251)	(234,081)	8,991,157	522,135	88,621	414,157
MassMutual Select Fundamental Growth Fund, Class I	4,233,045	859,494	(5,073,044)	(154,736)	135,241	—	—	10,655	687,180
MassMutual Select Fundamental Value Fund, Class I	7,013,285	5,150,687	(4,769,270)	53,170	(1,850,863)	5,597,009	744,283	156,680	1,344,912
MassMutual Select Growth Opportunities Fund, Class I	2,783,062	1,441,943	(2,468,223)	450,961	(532,933)	1,674,810	158,449	16,173	841,727
MassMutual Select Mid Cap Growth Fund, Class I	3,205,322	1,124,209	(1,964,255)	385,133	(116,768)	2,633,641	103,240	1,594	171,149
MassMutual Select Mid-Cap Value Fund, Class I	3,227,604	1,488,323	(1,917,138)	154,859	(318,819)	2,634,829	234,415	58,868	—
MassMutual Select Overseas Fund, Class I	16,961,780	14,600,461	(15,038,200)	1,365,319	(1,381,800)	16,507,560	2,066,028	402,282	319,906
MassMutual Select Small Cap Growth Equity Fund, Class I	945,332	4,192,458	(2,659,398)	148,524	(346,119)	2,280,797	138,904	16,114	194,119
MassMutual Select Small Cap Value Equity Fund, Class I	1,272,273	6,106,237	(3,326,947)	6,150	(1,025,369)	3,032,344	347,746	5,578	221,987
MassMutual Select Strategic Bond Fund, Class I	27,874,900	13,389,410	(19,243,695)	(932,173)	1,379,791	22,468,233	1,988,339	800,002	382,100
MassMutual Select Total Return Bond Fund, Class I	27,872,918	11,644,112	(18,064,345)	(191,458)	1,205,967	22,467,194	2,080,296	842,223	—
MM Select Equity Asset Fund, Class I	35,188,262	15,595,403	(26,361,226)	4,880,550	(1,309,276)	27,993,713	3,184,723	487,263	1,586,148
	$303,553,837	$186,919,120	$(217,480,671)	$7,768,434	$(5,782,091)	$274,978,628		$8,280,361	$7,755,919
MM RetireSMART by JPMorgan 2025 Fund
Barings Global Floating Rate Fund, Class Y*	$1,723,985	$856,274	$(496,233)	$(61,122)	$(45,312)	$1,977,592	222,702	$87,736	$5,458
MassMutual Premier Core Bond Fund, Class I	53,280,466	26,328,567	(34,813,517)	(667,091)	1,959,543	46,087,968	3,959,447	1,839,679	—
MassMutual Premier High Yield Fund, Class I	16,282,776	20,596,913	(11,613,599)	(580,393)	(912,559)	23,773,138	2,754,709	931,440	—
MassMutual Premier Inflation-Protected and Income Fund, Class I	5,172,360	3,987,365	(3,259,475)	307,049	131,418	6,338,717	556,028	110,259	—
MassMutual Premier International Equity Fund, Class I	6,790,410	2,564,007	(5,962,045)	603,771	42,570	4,038,713	308,770	71,253	201,515

196

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/19	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/20	Number of Shares Held as of 9/30/20	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2025 Fund (Continued)
MassMutual Premier Strategic Emerging Markets Fund, Class I	$5,696,363	$15,303,523	$(8,853,744)	$400,662	$(1,470,271)	$11,076,533	837,228	$43,419	$595,775
MassMutual Select Blue Chip Growth Fund, Class I	7,556,711	3,225,595	(6,269,864)	727,226	870,584	6,110,252	210,844	31,116	417,468
MassMutual Select Diversified Value Fund, Class I	7,612,441	4,548,781	(4,633,418)	279,900	(1,078,552)	6,729,152	681,778	182,932	378,079
MassMutual Select Equity Opportunities Fund, Class I	5,587,349	8,749,598	(4,020,241)	(139,392)	(394,200)	9,783,114	568,125	89,071	416,259
MassMutual Select Fundamental Growth Fund, Class I	4,163,663	1,068,307	(5,217,782)	(122,524)	108,336	—	—	10,721	691,440
MassMutual Select Fundamental Value Fund, Class I	6,927,796	5,415,328	(4,426,757)	(110,862)	(1,698,026)	6,107,479	812,165	157,844	1,354,902
MassMutual Select Growth Opportunities Fund, Class I	2,737,431	1,591,442	(2,451,208)	515,589	(563,139)	1,830,115	173,142	16,255	846,044
MassMutual Select Mid Cap Growth Fund, Class I	3,190,387	1,226,911	(1,836,455)	369,922	(71,695)	2,879,070	112,860	1,627	174,641
MassMutual Select Mid-Cap Value Fund, Class I	3,212,984	1,663,320	(1,828,118)	178,485	(346,319)	2,880,352	256,259	60,068	—
MassMutual Select Overseas Fund, Class I	17,644,043	14,297,840	(13,701,537)	1,322,410	(1,368,484)	18,194,272	2,277,130	421,827	335,450
MassMutual Select Small Cap Growth Equity Fund, Class I	1,171,238	3,378,709	(2,217,869)	206,101	(294,450)	2,243,729	136,646	16,349	196,947
MassMutual Select Small Cap Value Equity Fund, Class I	1,569,946	5,047,316	(2,774,738)	(115,889)	(751,071)	2,975,564	341,234	5,659	225,213
MassMutual Select Strategic Bond Fund, Class I	17,951,685	9,985,695	(12,757,781)	(638,173)	983,510	15,524,936	1,373,888	526,666	251,548
MassMutual Select Total Return Bond Fund, Class I	17,950,485	8,704,284	(11,833,702)	(192,133)	895,290	15,524,224	1,437,428	554,465	—
MM Select Equity Asset Fund, Class I	34,732,147	15,850,401	(23,850,375)	6,189,810	(2,367,433)	30,554,550	3,476,058	490,888	1,597,945
	$220,954,666	$154,390,176	$(162,818,458)	$8,473,346	$(6,370,260)	$214,629,470		$5,649,274	$7,688,684
MM RetireSMART by JPMorgan 2030 Fund
MassMutual Premier Core Bond Fund, Class I	$74,729,760	$38,446,946	$(52,873,411)	$(1,219,509)	$3,023,406	$62,107,192	5,335,669	$2,538,997	$—
MassMutual Premier High Yield Fund, Class I	22,641,929	34,026,058	(19,015,958)	(745,344)	(1,582,294)	35,324,391	4,093,209	1,233,391	—
MassMutual Premier International Equity Fund, Class I	15,587,156	4,494,350	(12,647,982)	1,681,726	(416,874)	8,698,376	665,013	157,913	446,604
MassMutual Premier Strategic Emerging Markets Fund, Class I	13,447,282	28,215,939	(16,603,711)	239,935	(2,350,474)	22,948,971	1,734,616	95,083	1,304,700
MassMutual Select Blue Chip Growth Fund, Class I	16,729,165	6,190,454	(13,011,944)	694,832	2,536,230	13,138,737	453,373	67,568	906,515
MassMutual Select Diversified Value Fund, Class I	16,867,843	8,608,759	(9,029,155)	817,897	(2,795,760)	14,469,584	1,466,017	396,833	820,163
MassMutual Select Equity Opportunities Fund, Class I	12,379,896	17,735,711	(7,609,327)	(199,197)	(1,270,551)	21,036,532	1,221,634	193,135	902,588
MassMutual Select Fundamental Growth Fund, Class I	9,225,932	1,841,243	(11,027,881)	(352,352)	313,058	—	—	23,236	1,498,495

197

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/19	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/20	Number of Shares Held as of 9/30/20	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2030 Fund (Continued)
MassMutual Select Fundamental Value Fund, Class I	$15,337,124	$10,685,858	$(8,732,092)	$34,768	$(4,192,936)	$13,132,722	1,746,373	$342,720	$2,941,847
MassMutual Select Growth Opportunities Fund, Class I	6,065,808	3,125,207	(5,065,603)	1,090,140	(1,280,363)	3,935,189	372,298	35,305	1,837,499
MassMutual Select Mid Cap Growth Fund, Class I	7,111,044	2,045,456	(3,487,693)	609,099	(87,252)	6,190,654	242,676	3,545	380,428
MassMutual Select Mid-Cap Value Fund, Class I	7,161,450	2,994,632	(3,490,036)	367,798	(840,406)	6,193,438	551,018	130,830	—
MassMutual Select Overseas Fund, Class I	42,797,396	31,267,398	(30,770,038)	3,101,283	(3,747,867)	42,648,172	5,337,694	1,010,982	803,964
MassMutual Select Small Cap Growth Equity Fund, Class I	2,855,374	5,975,875	(4,071,551)	484,961	(669,078)	4,575,581	278,659	35,520	427,895
MassMutual Select Small Cap Value Equity Fund, Class I	3,841,699	9,160,026	(5,125,163)	(19,116)	(1,778,456)	6,078,990	697,132	12,351	491,551
MassMutual Select Strategic Bond Fund, Class I	25,174,427	14,533,351	(19,256,362)	(1,022,859)	1,475,945	20,904,502	1,849,956	728,447	347,923
MassMutual Select Total Return Bond Fund, Class I	25,172,799	12,403,976	(17,626,416)	(382,603)	1,335,777	20,903,533	1,935,512	766,895	—
MM Select Equity Asset Fund, Class I	76,888,363	29,009,899	(47,386,865)	18,579,970	(11,424,374)	65,666,993	7,470,648	1,066,399	3,471,357
	$394,014,447	$260,761,138	$(286,831,188)	$23,761,429	$(23,752,269)	$367,953,557		$8,839,150	$16,581,529
MM RetireSMART by JPMorgan 2035 Fund
MassMutual Premier Core Bond Fund, Class I	$21,634,798	$8,503,813	$(23,925,659)	$(974,122)	$935,205	$6,174,035	530,415	$741,955	$—
MassMutual Premier High Yield Fund, Class I	9,264,340	9,123,262	(5,190,075)	(242,055)	(223,377)	12,732,095	1,475,330	443,508	—
MassMutual Premier International Equity Fund, Class I	7,493,965	5,495,833	(6,948,552)	740,303	8,424	6,789,973	519,111	77,772	219,951
MassMutual Premier Strategic Emerging Markets Fund, Class I	6,122,550	10,911,315	(9,651,432)	162,162	(915,500)	6,629,095	501,065	48,638	667,393
MassMutual Select Blue Chip Growth Fund, Class I	8,547,889	6,701,084	(7,115,011)	847,982	1,318,784	10,300,728	355,443	35,243	472,837
MassMutual Select Diversified Value Fund, Class I	8,614,786	3,357,397	(4,200,031)	189,297	(1,086,736)	6,874,713	696,526	207,649	429,163
MassMutual Select Equity Opportunities Fund, Class I	6,317,271	5,340,865	(4,345,826)	(214,934)	(224,985)	6,872,391	399,094	101,075	472,362
MassMutual Select Fundamental Growth Fund, Class I	4,712,734	1,049,790	(5,733,022)	(83,795)	54,293	—	—	12,180	785,522
MassMutual Select Fundamental Value Fund, Class I	7,834,972	5,121,591	(3,985,437)	(275,891)	(1,828,172)	6,867,063	913,173	178,845	1,535,173
MassMutual Select Growth Opportunities Fund, Class I	3,087,930	2,622,515	(2,519,272)	808,544	(577,946)	3,421,771	323,725	18,446	960,033
MassMutual Select Mid Cap Growth Fund, Class I	3,559,790	952,909	(1,592,720)	304,456	(1,075)	3,223,360	126,357	1,819	195,194
MassMutual Select Mid-Cap Value Fund, Class I	3,585,527	1,531,190	(1,682,281)	127,430	(337,055)	3,224,811	286,905	67,138	—
MassMutual Select Overseas Fund, Class I	21,696,551	20,406,340	(15,710,603)	1,060,150	(1,535,019)	25,917,419	3,243,732	519,859	413,408

198

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/19	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/20	Number of Shares Held as of 9/30/20	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2035 Fund (Continued)
MassMutual Select Small Cap Growth Equity Fund, Class I	$1,346,434	$3,606,935	$(2,174,096)	$242,459	$(418,837)	$2,602,895	158,520	$18,208	$219,340
MassMutual Select Small Cap Value Equity Fund, Class I	1,801,465	5,747,686	(3,020,521)	(138,345)	(928,984)	3,461,301	396,938	6,329	251,858
MassMutual Select Strategic Bond Fund, Class I	7,272,546	17,205,991	(13,398,903)	(12,809)	527,582	11,594,407	1,026,054	209,534	100,079
MassMutual Select Total Return Bond Fund, Class I	7,272,081	16,358,342	(12,730,427)	47,821	646,052	11,593,869	1,073,506	220,612	—
MM Select Equity Asset Fund, Class I	39,322,579	14,493,878	(23,202,100)	9,249,568	(5,526,917)	34,337,008	3,906,372	556,200	1,810,550
	$169,488,208	$138,530,736	$(147,125,968)	$11,838,221	$(10,114,263)	$162,616,934		$3,465,010	$8,532,863
MM RetireSMART by JPMorgan 2040 Fund
MassMutual Premier Core Bond Fund, Class I	$18,971,537	$10,067,820	$(24,587,206)	$(847,985)	$787,975	$4,392,141	377,332	$643,364	$—
MassMutual Premier High Yield Fund, Class I	11,690,926	12,991,080	(7,442,618)	(299,576)	(322,837)	16,616,975	1,925,489	517,939	—
MassMutual Premier International Equity Fund, Class I	12,724,881	8,835,214	(11,488,967)	1,233,859	(226,758)	11,078,229	846,959	131,564	372,086
MassMutual Premier Strategic Emerging Markets Fund, Class I	10,776,094	16,886,657	(15,731,802)	55,849	(1,389,959)	10,596,839	800,970	81,550	1,118,998
MassMutual Select Blue Chip Growth Fund, Class I	14,400,104	11,037,046	(11,866,511)	861,290	2,298,500	16,730,429	577,309	58,864	789,729
MassMutual Select Diversified Value Fund, Class I	14,510,134	4,999,223	(6,603,307)	372,933	(2,113,192)	11,165,791	1,131,286	345,721	714,526
MassMutual Select Equity Opportunities Fund, Class I	10,647,249	8,802,385	(7,314,729)	(284,019)	(688,066)	11,162,820	648,247	168,403	787,005
MassMutual Select Fundamental Growth Fund, Class I	7,939,093	1,646,842	(9,551,550)	(242,398)	208,013	—	—	20,282	1,308,026
MassMutual Select Fundamental Value Fund, Class I	13,195,425	8,412,144	(6,669,515)	(257,666)	(3,526,860)	11,153,528	1,483,182	298,637	2,563,450
MassMutual Select Growth Opportunities Fund, Class I	5,207,984	4,359,444	(4,225,745)	1,303,058	(1,087,265)	5,557,476	525,778	30,738	1,599,772
MassMutual Select Mid Cap Growth Fund , Class I	6,046,547	1,488,329	(2,613,970)	388,053	(29,425)	5,279,534	206,959	3,059	328,315
MassMutual Select Mid-Cap Value Fund, Class I	6,089,849	2,329,770	(2,662,443)	172,864	(648,133)	5,281,907	469,921	112,718	—
MassMutual Select Overseas Fund, Class I	39,219,449	32,653,610	(26,358,720)	2,036,333	(3,832,058)	43,718,614	5,471,666	920,442	731,965
MassMutual Select Small Cap Growth Equity Fund, Class I	2,405,199	5,472,416	(3,390,942)	447,757	(801,277)	4,133,153	251,715	30,764	370,606
MassMutual Select Small Cap Value Equity Fund, Class I	3,224,238	8,807,816	(4,727,733)	(18,493)	(1,799,581)	5,486,247	629,157	10,629	422,991
MassMutual Select Strategic Bond Fund, Class I	6,389,776	18,500,222	(17,200,838)	(26,518)	539,815	8,202,457	725,881	182,296	87,069
MassMutual Select Total Return Bond Fund, Class I	6,389,396	17,707,319	(16,466,952)	(83,672)	655,984	8,202,075	759,451	191,907	—
MM Select Equity Asset Fund, Class I	66,276,267	22,848,835	(38,257,403)	15,136,472	(10,234,367)	55,769,804	6,344,688	928,737	3,023,240
	$256,104,148	$197,846,172	$(217,160,951)	$19,948,141	$(22,209,491)	$234,528,019		$4,677,614	$14,217,778

199

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/19	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/20	Number of Shares Held as of 9/30/20	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2045 Fund
MassMutual Premier Core Bond Fund, Class I	$4,625,331	$3,066,056	$(7,290,738)	$(224,518)	$196,387	$372,518	32,003	$154,700	$—
MassMutual Premier High Yield Fund, Class I	4,229,008	5,536,657	(2,900,318)	(107,924)	(72,332)	6,685,091	774,634	172,409	—
MassMutual Premier International Equity Fund, Class I	6,224,073	4,263,544	(5,521,168)	570,240	(31,054)	5,505,635	420,920	59,073	167,067
MassMutual Premier Strategic Emerging Markets Fund, Class I	4,962,758	7,023,783	(6,305,543)	97,007	(582,870)	5,195,135	392,678	36,424	499,792
MassMutual Select Blue Chip Growth Fund, Class I	6,487,760	5,744,413	(5,573,286)	511,228	1,160,099	8,330,214	287,447	26,271	352,460
MassMutual Select Diversified Value Fund, Class I	6,528,010	2,476,269	(2,746,608)	(12,753)	(706,788)	5,538,130	561,107	154,548	319,417
MassMutual Select Equity Opportunities Fund, Class I	4,790,316	4,466,943	(3,367,583)	(232,992)	(109,000)	5,547,684	322,165	75,289	351,850
MassMutual Select Fundamental Growth Fund, Class I	3,571,715	774,905	(4,328,794)	(76,192)	58,366	—	—	9,068	584,807
MassMutual Select Fundamental Value Fund, Class I	5,945,063	3,990,214	(2,776,335)	(304,471)	(1,311,100)	5,543,371	737,150	133,275	1,144,011
MassMutual Select Growth Opportunities Fund, Class I	2,356,817	2,159,085	(1,946,481)	633,071	(432,824)	2,769,668	262,031	13,717	713,933
MassMutual Select Mid Cap Growth Fund, Class I	2,730,936	748,546	(1,086,108)	221,424	9,210	2,624,008	102,862	1,366	146,514
MassMutual Select Mid-Cap Value Fund, Class I	2,745,106	1,167,000	(1,104,792)	38,380	(220,496)	2,625,198	233,559	50,390	—
MassMutual Select Overseas Fund, Class I	17,747,939	17,019,011	(12,025,375)	766,890	(1,311,823)	22,196,642	2,778,053	423,002	336,385
MassMutual Select Small Cap Growth Equity Fund, Class I	1,117,749	2,466,334	(1,479,243)	213,660	(309,447)	2,009,053	122,354	13,732	165,420
MassMutual Select Small Cap Value Equity Fund, Class I	1,498,775	3,689,554	(1,755,263)	(37,670)	(728,634)	2,666,762	305,821	4,763	189,557
MassMutual Select Strategic Bond Fund, Class I	1,550,646	4,566,483	(5,606,887)	(63,767)	237,704	684,179	60,547	43,789	20,915
MassMutual Select Total Return Bond Fund, Class I	1,550,551	4,377,861	(5,349,811)	(52,651)	158,197	684,147	63,347	46,100	—
MM Select Equity Asset Fund, Class I	29,843,937	11,768,258	(16,802,000)	7,454,943	(4,524,472)	27,740,666	3,155,935	414,704	1,349,951
	$108,506,490	$85,304,916	$(87,966,333)	$9,393,905	$(8,520,877)	$106,718,101		$1,832,620	$6,342,079
MM RetireSMART by JPMorgan 2050 Fund
MassMutual Premier Core Bond Fund, Class I	$6,513,785	$4,197,329	$(10,170,927)	$(315,461)	$269,491	$494,217	42,459	$220,060	$—
MassMutual Premier High Yield Fund, Class I	5,948,447	7,505,453	(4,256,657)	(154,170)	(129,975)	8,913,098	1,032,804	244,846	—
MassMutual Premier International Equity Fund, Class I	8,783,652	6,238,845	(8,330,747)	801,065	(169,666)	7,323,149	559,874	83,827	237,078
MassMutual Premier Strategic Emerging Markets Fund, Class I	6,979,839	10,016,443	(9,299,697)	134,470	(919,975)	6,911,080	522,379	51,688	709,242

200

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/19	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/20	Number of Shares Held as of 9/30/20	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2050 Fund (Continued)
MassMutual Select Blue Chip Growth Fund, Class I	$9,136,891	$7,846,537	$(7,949,995)	$543,221	$1,518,795	$11,095,449	382,866	$37,289	$500,276
MassMutual Select Diversified Value Fund, Class I	9,201,967	3,565,653	(4,247,502)	137,583	(1,273,626)	7,384,075	748,133	218,608	451,812
MassMutual Select Equity Opportunities Fund, Class I	6,752,285	6,437,179	(5,190,614)	(394,506)	(222,793)	7,381,551	428,662	106,491	497,670
MassMutual Select Fundamental Growth Fund, Class I	5,034,714	1,158,357	(6,174,452)	(66,298)	47,679	—	—	12,826	827,156
MassMutual Select Fundamental Value Fund, Class I	8,372,598	5,514,794	(4,082,933)	(343,866)	(2,077,086)	7,383,507	981,849	189,176	1,623,853
MassMutual Select Growth Opportunities Fund, Class I	3,308,644	3,025,623	(2,819,466)	920,002	(749,637)	3,685,166	348,644	19,436	1,011,603
MassMutual Select Mid Cap Growth Fund, Class I	3,834,473	1,089,164	(1,668,034)	283,034	(47,296)	3,491,341	136,862	1,934	207,605
MassMutual Select Mid-Cap Value Fund, Class I	3,862,032	1,654,852	(1,712,437)	107,890	(419,406)	3,492,931	310,759	71,407	—
MassMutual Select Overseas Fund, Class I	25,042,489	23,347,429	(17,475,905)	961,660	(2,317,557)	29,558,116	3,699,389	599,718	476,915
MassMutual Select Small Cap Growth Equity Fund, Class I	1,569,244	3,433,785	(2,128,844)	289,164	(490,248)	2,673,101	162,795	19,491	234,790
MassMutual Select Small Cap Value Equity Fund, Class I	2,104,121	5,129,625	(2,557,091)	(20,543)	(1,107,955)	3,548,157	406,899	6,760	269,055
MassMutual Select Strategic Bond Fund, Class I	2,183,736	6,267,105	(7,767,790)	(90,598)	315,245	907,698	80,327	62,149	29,684
MassMutual Select Total Return Bond Fund, Class I	2,183,612	6,011,405	(7,425,694)	(74,549)	212,881	907,655	84,042	65,429	—
MM Select Equity Asset Fund, Class I	42,029,201	16,110,259	(24,496,448)	10,408,657	(7,102,415)	36,949,254	4,203,556	588,641	1,916,150
	$152,841,730	$118,549,837	$(127,755,233)	$13,126,755	$(14,663,544)	$142,099,545		$2,599,776	$8,992,889
MM RetireSMART by JPMorgan 2055 Fund
MassMutual Premier Core Bond Fund, Class I	$1,996,073	$1,375,273	$(3,191,705)	$(93,335)	$81,071	$167,377	14,379	$68,153	$—
MassMutual Premier High Yield Fund, Class I	1,812,968	2,554,554	(1,268,695)	(53,675)	(24,297)	3,020,855	350,041	75,897	—
MassMutual Premier International Equity Fund, Class I	2,675,609	2,060,975	(2,494,299)	195,366	44,377	2,482,028	189,758	25,984	73,489
MassMutual Premier Strategic Emerging Markets Fund, Class I	2,135,027	3,276,339	(2,859,890)	62,518	(271,715)	2,342,279	177,043	16,022	219,842
MassMutual Select Blue Chip Growth Fund, Class I	2,800,700	2,693,985	(2,482,013)	347,286	399,307	3,759,265	129,719	11,552	154,980
MassMutual Select Diversified Value Fund, Class I	2,800,573	1,267,904	(1,249,142)	(76,039)	(240,737)	2,502,559	253,552	67,897	140,326
MassMutual Select Equity Opportunities Fund, Class I	2,054,939	2,106,429	(1,511,722)	(154,306)	6,407	2,501,747	145,281	33,076	154,574
MassMutual Select Fundamental Growth Fund, Class I	1,535,084	387,884	(1,914,357)	(3,399)	(5,212)	—	—	3,984	256,912
MassMutual Select Fundamental Value Fund, Class I	2,566,296	1,897,756	(1,259,165)	(208,877)	(494,396)	2,501,614	332,661	58,606	503,064

201

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/19	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/20	Number of Shares Held as of 9/30/20	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2055 Fund (Continued)
MassMutual Select Growth Opportunities Fund, Class I	$1,008,926	$1,021,014	$(873,397)	$289,915	$(197,478)	$1,248,980	118,163	$6,026	$313,635
MassMutual Select Mid Cap Growth Fund, Class I	1,171,347	406,682	(498,990)	115,058	(10,806)	1,183,291	46,385	600	64,364
MassMutual Select Mid-Cap Value Fund, Class I	1,177,539	602,496	(517,858)	24,103	(102,451)	1,183,829	105,323	22,139	—
MassMutual Select Overseas Fund, Class I	7,686,856	7,989,357	(5,436,295)	175,808	(401,513)	10,014,213	1,253,343	185,800	147,755
MassMutual Select Small Cap Growth Equity Fund, Class I	478,546	1,145,691	(678,280)	83,339	(123,326)	905,970	55,175	6,032	72,670
MassMutual Select Small Cap Value Equity Fund, Class I	641,666	1,695,339	(800,106)	(59,360)	(274,982)	1,202,557	137,908	2,093	83,273
MassMutual Select Strategic Bond Fund, Class I	669,181	2,054,629	(2,494,542)	(25,891)	104,033	307,410	27,204	19,252	9,196
MassMutual Select Total Return Bond Fund, Class I	669,142	1,964,523	(2,373,425)	(21,513)	68,669	307,396	28,463	20,269	—
MM Select Equity Asset Fund, Class I	12,882,115	6,023,062	(7,708,349)	2,500,518	(1,178,527)	12,518,819	1,424,211	182,357	593,612
	$46,762,587	$40,523,892	$(39,612,230)	$3,097,516	$(2,621,576)	$48,150,189		$805,739	$2,787,692
MM RetireSMART by JPMorgan 2060 Fund
MassMutual Premier Core Bond Fund, Class I	$500,859	$377,838	$(826,440)	$(23,949)	$21,147	$49,455	4,249	$17,602	$—
MassMutual Premier High Yield Fund, Class I	454,758	757,477	(298,636)	(10,738)	(8,605)	894,256	103,622	19,618	—
MassMutual Premier International Equity Fund, Class I	669,625	585,738	(582,248)	59,019	2,185	734,319	56,141	6,720	19,004
MassMutual Premier Strategic Emerging Markets Fund, Class I	534,249	909,583	(695,646)	25,542	(80,689)	693,039	52,384	4,143	56,850
MassMutual Select Blue Chip Growth Fund, Class I	702,263	777,757	(579,361)	94,372	116,842	1,111,873	38,367	2,983	40,019
MassMutual Select Diversified Value Fund, Class I	702,142	393,590	(272,540)	(18,067)	(64,396)	740,729	75,049	17,515	36,200
MassMutual Select Equity Opportunities Fund, Class I	515,212	585,211	(324,972)	(27,351)	(7,614)	740,486	43,002	8,532	39,876
MassMutual Select Fundamental Growth Fund, Class I	384,161	103,031	(482,731)	(9,470)	5,009	—	—	1,028	66,276
MassMutual Select Fundamental Value Fund, Class I	643,491	539,382	(260,247)	(55,806)	(126,921)	739,899	98,391	15,133	129,900
MassMutual Select Growth Opportunities Fund, Class I	253,028	289,980	(205,326)	78,371	(46,374)	369,679	34,974	1,557	81,060
MassMutual Select Mid Cap Growth Fund , Class I	293,763	129,580	(103,842)	33,802	(3,065)	350,238	13,729	155	16,635
MassMutual Select Mid-Cap Value Fund, Class I	295,267	185,401	(109,828)	2,195	(22,637)	350,398	31,174	5,721	—
MassMutual Select Overseas Fund, Class I	1,922,855	2,187,062	(1,117,211)	96,341	(128,487)	2,960,560	370,533	47,984	38,158
MassMutual Select Small Cap Growth Equity Fund, Class I	119,955	318,756	(161,215)	25,337	(34,677)	268,156	16,331	1,559	18,781
MassMutual Select Small Cap Value Equity Fund, Class I	160,907	465,790	(181,321)	(17,773)	(71,669)	355,934	40,818	541	21,522

202

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/19	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/20	Number of Shares Held as of 9/30/20	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2060 Fund (Continued)
MassMutual Select Strategic Bond Fund, Class I	$167,912	$591,679	$(691,393)	$(6,505)	$29,137	$90,830	8,038	$4,972	$2,375
MassMutual Select Total Return Bond Fund, Class I	167,903	565,576	(656,176)	(5,374)	18,897	90,826	8,410	5,234	—
MM Select Equity Asset Fund, Class I	3,230,207	1,769,551	(1,667,817)	721,914	(351,183)	3,702,672	421,237	47,088	153,281
	$11,718,557	$11,532,982	$(9,216,950)	$961,860	$(753,100)	$14,243,349		$208,085	$719,937
MM Select T. Rowe Price Retirement Balanced Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$28,449,890	$11,974,428	$(7,905,298)	$(60,462)	$258,902	$32,717,460	3,072,062	$849,502	$145,284
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	5,648,370	1,622,803	(1,042,649)	(229,795)	(14,973)	5,983,756	629,869	290,324	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	18,842,273	5,117,343	(4,068,516)	523,252	(256,734)	20,157,618	2,119,623	460,337	—
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	—	11,304,414	(120,167)	642,191	16,331	11,842,769	910,982	—	—
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	46,760,437	10,862,695	(14,084,559)	1,226,652	92,747	44,857,972	4,215,975	892,967	3,068
MassMutual Select T. Rowe Price Real Assets Fund, Class I	1,363,581	503,664	(198,969)	(19,610)	(20,788)	1,627,878	165,603	37,671	—
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	10,659,574	2,038,400	(2,375,276)	708,809	181,884	11,213,391	903,577	62,181	196,840
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	4,188,619	1,020,339	(4,198,954)	(332,098)	492,921	1,170,827	89,581	88,964	161,195
MM S&P 500 Index Fund, Class I	31,674,353	16,986,939	(28,536,589)	3,227,840	(15,149)	23,337,394	1,208,565	717,715	1,497,130
	$147,587,097	$61,431,025	$(62,530,977)	$5,686,779	$735,141	$152,909,065		$3,399,661	$2,003,517
MM Select T. Rowe Price Retirement 2005 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$7,096,935	$4,224,654	$(2,745,316)	$(42,662)	$117,782	$8,651,393	812,337	$224,152	$38,335
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	1,440,706	672,897	(444,523)	(45,756)	6,912	1,630,236	171,604	77,854	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	2,822,830	1,735,929	(1,081,078)	132,963	(16,640)	3,594,004	377,918	71,780	—
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	—	2,113,973	(59,914)	112,442	9,982	2,176,483	167,422	—	—
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	4,893,463	2,882,480	(2,300,808)	146,650	26,838	5,648,623	530,886	98,363	338
MassMutual Select T. Rowe Price Real Assets Fund, Class I	203,557	148,519	(60,110)	8,010	(3,747)	296,229	30,135	5,915	—
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	1,587,702	795,845	(589,269)	176,053	19,700	1,990,031	160,357	9,674	30,624

203

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/19	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/20	Number of Shares Held as of 9/30/20	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2005 Fund (Continued)
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	$1,026,140	$350,683	$(1,103,451)	$(122,696)	$166,165	$316,841	24,242	$21,468	$38,900
MM S&P 500 Index Fund, Class I	4,787,496	4,096,127	(5,337,370)	439,123	221,707	4,207,083	217,871	112,564	234,804
	$23,858,829	$17,021,107	$(13,721,839)	$804,127	$548,699	$28,510,923		$621,770	$343,001
MM Select T. Rowe Price Retirement 2010 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$33,313,032	$12,309,926	$(10,539,407)	$(283,562)	$377,777	$35,177,766	3,303,077	$995,291	$170,217
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	6,495,170	1,629,297	(1,124,178)	(243,646)	(39,704)	6,716,939	707,046	331,990	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	16,401,741	6,156,555	(4,332,227)	766,944	(630,837)	18,362,176	1,930,828	393,423	—
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	—	10,560,816	(136,614)	570,144	17,561	11,011,907	847,070	—	—
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	22,048,001	7,775,612	(8,149,152)	523,607	87,951	22,286,019	2,094,551	419,920	1,443
MassMutual Select T. Rowe Price Real Assets Fund, Class I	1,157,287	577,354	(226,752)	(1,369)	(20,934)	1,485,586	151,128	31,795	—
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	9,169,332	2,433,639	(2,208,105)	576,239	166,346	10,137,451	816,878	52,967	167,671
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	5,168,873	1,261,148	(5,051,087)	(742,555)	939,916	1,576,295	120,604	104,399	189,162
MM S&P 500 Index Fund, Class I	27,475,151	16,044,232	(24,913,754)	3,163,261	(524,544)	21,244,346	1,100,173	623,463	1,300,523
	$121,228,587	$58,748,579	$(56,681,276)	$4,329,063	$373,532	$127,998,485		$2,953,248	$1,829,016
MM Select T. Rowe Price Retirement 2015 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$29,795,196	$13,854,914	$(11,576,800)	$(317,588)	$411,324	$32,167,046	3,020,380	$933,137	$159,586
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	5,727,926	1,453,449	(1,350,819)	(231,116)	3,262	5,602,702	589,758	301,274	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	18,592,421	6,809,716	(5,876,639)	531,497	(428,523)	19,628,472	2,063,982	459,340	—
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	7,741,053	11,444,501	(2,236,879)	1,432,292	197,375	18,578,342	1,429,103	85,310	—
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	17,834,355	6,716,976	(7,934,738)	438,125	37,199	17,091,917	1,606,383	348,328	1,197
MassMutual Select T. Rowe Price Real Assets Fund, Class I	1,345,176	610,059	(320,566)	(12,379)	(27,514)	1,594,776	162,236	38,001	—
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	10,579,294	2,804,526	(3,247,718)	624,065	163,301	10,923,468	880,215	62,363	197,412

204

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/19	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/20	Number of Shares Held as of 9/30/20	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2015 Fund (Continued)
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	$4,983,203	$1,333,805	$(5,010,411)	$(627,140)	$874,972	$1,554,429	118,931	$108,114	$195,893
MM S&P 500 Index Fund, Class I	23,402,795	14,888,254	(24,581,165)	2,343,433	(193,997)	15,859,320	821,301	532,603	1,110,996
	$120,001,419	$59,916,200	$(62,135,735)	$4,181,189	$1,037,399	$123,000,472		$2,868,470	$1,665,084
MM Select T. Rowe Price Retirement 2020 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$139,931,770	$72,895,550	$(48,018,704)	$(886,296)	$1,535,270	$165,457,590	15,535,924	$4,235,870	$724,426
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	25,794,622	4,979,742	(4,101,204)	(946,455)	(102,160)	25,624,545	2,697,320	1,337,528	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	118,250,711	33,059,400	(32,365,847)	5,730,522	(4,460,480)	120,214,306	12,640,831	2,849,224	—
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	73,804,614	64,862,581	(17,168,176)	11,695,198	1,253,661	134,447,878	10,342,144	782,712	—
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	59,576,902	25,282,591	(26,674,279)	1,419,196	193,398	59,797,808	5,620,095	1,138,717	3,912
MassMutual Select T. Rowe Price Real Assets Fund, Class I	8,706,898	2,889,079	(1,477,003)	(145,701)	(140,375)	9,832,898	1,000,295	239,390	—
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	66,520,502	13,545,849	(17,507,988)	3,790,131	1,446,980	67,795,474	5,462,971	384,621	1,217,542
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	25,709,846	5,756,593	(23,705,235)	(3,517,577)	4,532,447	8,776,074	671,467	566,169	1,025,850
MM S&P 500 Index Fund, Class I	124,612,830	72,285,977	(130,592,442)	12,953,491	(1,928,891)	77,330,965	4,004,711	2,772,396	5,783,139
	$642,908,695	$295,557,362	$(301,610,878)	$30,092,509	$2,329,850	$669,277,538		$14,306,627	$8,754,869
MM Select T. Rowe Price Retirement 2025 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$86,879,872	$55,873,799	$(30,921,240)	$(643,978)	$1,010,159	$112,198,612	10,535,081	$2,775,405	$474,655
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	15,145,802	3,821,794	(2,523,972)	(583,069)	(45,203)	15,815,352	1,664,774	814,594	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	99,479,612	32,094,453	(20,463,117)	3,223,948	(2,579,558)	111,755,338	11,751,350	2,515,761	—
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	89,622,555	36,995,352	(16,043,140)	13,674,165	1,263,251	125,512,183	9,654,783	1,009,442	—
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	23,537,319	9,383,306	(12,829,160)	428,904	(11,993)	20,508,376	1,927,479	469,102	1,611
MassMutual Select T. Rowe Price Real Assets Fund, Class I	7,195,702	2,863,219	(984,421)	(207,540)	(73,896)	8,793,064	894,513	207,975	—
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	55,180,539	14,736,103	(12,230,348)	3,589,421	1,172,755	62,448,470	5,032,109	337,828	1,069,416

205

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/19	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/20	Number of Shares Held as of 9/30/20	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2025 Fund (Continued)
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	$17,956,262	$4,535,405	$(15,596,607)	$(2,120,219)	$2,878,905	$7,653,746	585,597	$434,392	$787,080
MM S&P 500 Index Fund, Class I	76,359,110	50,353,206	(64,850,244)	9,972,530	(1,222,219)	70,612,383	3,656,778	1,799,015	3,752,695
	$471,356,773	$210,656,637	$(176,442,249)	$27,334,162	$2,392,201	$535,297,524		$10,363,514	$6,085,457
MM Select T. Rowe Price Retirement 2030 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$160,963,195	$83,078,598	$(53,358,043)	$(746,327)	$1,424,608	$191,362,031	17,968,266	$4,968,232	$849,676
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	26,571,680	4,965,486	(4,294,256)	(977,332)	(61,613)	26,203,965	2,758,312	1,361,523	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	252,574,052	67,225,049	(40,100,709)	7,755,449	(5,140,861)	282,312,980	29,685,907	6,200,240	—
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	279,469,832	80,200,389	(52,350,842)	40,390,984	5,819,850	353,530,213	27,194,632	3,053,191	—
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	24,394,386	12,026,993	(20,238,095)	110,460	(95,408)	16,198,336	1,522,400	484,496	1,665
MassMutual Select T. Rowe Price Real Assets Fund, Class I	18,391,609	6,115,988	(1,818,449)	(558,580)	(147,901)	21,982,667	2,236,283	512,994	—
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	140,450,748	32,946,388	(24,179,937)	10,683,625	2,325,631	162,226,455	13,072,237	825,579	2,613,420
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	37,500,361	10,865,263	(32,212,546)	(4,426,690)	6,278,405	18,004,793	1,377,566	890,937	1,614,300
MM S&P 500 Index Fund, Class I	142,282,031	100,459,558	(93,642,802)	27,677,759	(9,731,445)	167,045,101	8,650,704	3,251,944	6,783,464
	$1,082,597,894	$397,883,712	$(322,195,679)	$79,909,348	$671,266	$1,238,866,541		$21,549,136	$11,862,525
MM Select T. Rowe Price Retirement 2035 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$51,801,020	$23,184,700	$(17,520,056)	$(479,874)	$378,677	$57,364,467	5,386,335	$1,665,722	$284,875
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	7,603,430	2,220,101	(1,321,869)	(303,845)	(16,154)	8,181,663	861,228	414,952	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	109,497,737	33,940,621	(15,855,915)	2,879,319	(2,046,135)	128,415,627	13,503,220	2,752,219	—
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	136,112,500	43,826,839	(22,843,827)	19,956,233	2,436,328	179,488,073	13,806,775	1,525,140	—
MassMutual Select T. Rowe Price Real Assets Fund, Class I	7,929,391	3,005,332	(673,766)	(313,959)	(56,231)	9,890,767	1,006,182	227,808	—
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	60,943,753	16,454,786	(9,270,098)	4,794,752	880,462	73,803,655	5,947,112	370,621	1,173,223
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	13,373,722	4,583,870	(11,587,919)	(1,531,763)	2,199,152	7,037,062	538,413	337,941	612,319
MM S&P 500 Index Fund, Class I	46,671,116	37,458,324	(29,408,419)	8,907,164	(2,413,521)	61,214,664	3,170,102	1,081,867	2,256,745
	$433,932,669	$164,674,573	$(108,481,869)	$33,908,027	$1,362,578	$525,395,978		$8,376,270	$4,327,162

206

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/19	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/20	Number of Shares Held as of 9/30/20	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2040 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$70,282,869	$25,227,779	$(25,694,117)	$(875,229)	$492,030	$69,433,332	6,519,562	$2,210,627	$378,066
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	9,069,078	1,742,579	(1,715,873)	(320,281)	(36,174)	8,739,329	919,929	477,305	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	218,398,458	65,224,172	(25,524,488)	5,316,466	(2,972,971)	260,441,637	27,386,082	5,420,348	—
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	297,280,444	87,690,368	(36,450,497)	44,969,887	4,318,087	397,808,289	30,600,638	3,280,122	—
MassMutual Select T. Rowe Price Real Assets Fund, Class I	15,818,953	5,292,304	(1,193,681)	(767,528)	(70,671)	19,079,377	1,940,934	447,591	—
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	121,843,329	31,390,532	(15,970,569)	10,030,078	1,753,827	149,047,197	12,010,250	727,203	2,302,005
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	21,842,738	7,960,098	(19,606,834)	(2,733,811)	3,748,952	11,211,143	857,777	564,260	1,022,390
MM S&P 500 Index Fund, Class I	67,851,051	54,398,511	(39,262,352)	13,638,458	(3,251,350)	93,374,318	4,835,542	1,572,835	3,280,891
	$822,386,920	$278,926,343	$(165,418,411)	$69,258,040	$3,981,730	$1,009,134,622		$14,700,291	$6,983,352
MM Select T. Rowe Price Retirement 2045 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$19,871,016	$4,241,667	$(9,885,137)	$(481,192)	$215,466	$13,961,820	1,310,969	$610,309	$104,376
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	2,199,956	367,911	(812,249)	(57,518)	(7,374)	1,690,726	177,971	115,048	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	88,879,321	26,545,019	(11,032,451)	2,142,886	(1,233,024)	105,301,751	11,072,739	2,209,696	—
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	126,282,623	34,586,395	(17,961,776)	18,248,076	2,040,581	163,195,899	12,553,531	1,396,747	—
MassMutual Select T. Rowe Price Real Assets Fund, Class I	6,382,998	2,044,873	(534,758)	(356,246)	(24,673)	7,512,194	764,211	179,970	—
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	49,342,622	11,874,418	(6,170,862)	4,053,884	621,835	59,721,897	4,812,401	295,756	936,232
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	7,024,453	2,743,555	(6,964,121)	(950,151)	1,162,334	3,016,070	230,763	176,345	319,523
MM S&P 500 Index Fun, Class I	22,571,473	19,844,928	(13,124,406)	5,087,803	(1,051,755)	33,328,043	1,725,947	516,162	1,076,699
	$322,554,462	$102,248,766	$(66,485,760)	$27,687,542	$1,723,390	$387,728,400		$5,500,033	$2,436,830
MM Select T. Rowe Price Retirement 2050 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$29,922,443	$7,712,835	$(14,894,047)	$(687,517)	$334,646	$22,388,360	2,102,193	$926,533	$158,457
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	3,532,084	636,345	(1,429,017)	(87,628)	(11,178)	2,640,606	277,959	168,012	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	136,673,739	46,310,828	(14,983,417)	3,327,957	(1,465,763)	169,863,344	17,861,550	3,415,911	—

207

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/19	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/20	Number of Shares Held as of 9/30/20	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2050 Fund (Continued)
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	$193,716,242	$62,477,712	$(27,101,252)	$29,061,198	$3,658,131	$261,812,031	20,139,387	$2,159,969	$—
MassMutual Select T. Rowe Price Real Assets Fund, Class I	9,787,066	3,676,589	(735,401)	(522,436)	(18,296)	12,187,522	1,239,829	278,064	—
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	76,079,630	21,608,412	(9,114,896)	6,592,663	1,048,032	96,213,841	7,752,928	456,862	1,446,225
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	10,788,503	4,807,592	(10,999,373)	(1,500,587)	1,842,454	4,938,589	377,857	277,455	502,725
MM S&P 500 Index Fund, Class I	34,553,193	33,539,645	(20,363,118)	7,632,571	(1,493,493)	53,868,798	2,789,684	802,534	1,674,062
	$495,052,900	$180,769,958	$(99,620,521)	$43,816,221	$3,894,533	$623,913,091		$8,485,340	$3,781,469
MM Select T. Rowe Price Retirement 2055 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$9,857,827	$2,996,386	$(5,231,783)	$(240,411)	$134,790	$7,516,809	705,804	$302,263	$51,694
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	1,114,186	253,252	(407,248)	(30,997)	(3,736)	925,457	97,417	58,147	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	45,282,900	18,054,311	(6,911,235)	1,406,682	(697,860)	57,134,798	6,007,865	1,123,294	—
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	63,729,610	24,347,752	(11,325,323)	9,587,126	1,367,254	87,706,419	6,746,648	702,781	—
MassMutual Select T. Rowe Price Real Assets Fund, Class I	3,233,556	1,417,821	(377,058)	(154,198)	(12,595)	4,107,526	417,856	90,893	—
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	25,111,809	8,822,661	(4,252,264)	2,155,452	434,166	32,271,824	2,600,469	149,588	473,529
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	3,556,984	1,792,486	(3,836,263)	(476,617)	590,632	1,627,222	124,501	87,868	159,211
MM S&P 500 Index Fund, Class I	11,395,151	11,235,528	(6,875,269)	2,411,191	(390,574)	17,776,027	920,561	258,822	539,894
	$163,282,023	$68,920,197	$(39,216,443)	$14,658,228	$1,422,077	$209,066,082		$2,773,656	$1,224,328
MM Select T. Rowe Price Retirement 2060 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$2,003,376	$1,506,626	$(1,336,049)	$(46,453)	$42,575	$2,170,075	203,763	$63,312	$10,828
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	228,914	145,770	(134,503)	(7,308)	(227)	232,646	24,489	12,380	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	9,155,121	9,467,214	(2,530,335)	595,106	(141,069)	16,546,037	1,739,857	236,215	—
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	13,051,524	12,965,630	(4,036,493)	2,820,859	448,606	25,250,126	1,942,317	148,823	—
MassMutual Select T. Rowe Price Real Assets Fund, Class I	661,190	705,854	(150,825)	(7,538)	(7,388)	1,201,293	122,207	19,349	—
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	5,152,124	4,902,434	(1,598,067)	789,078	84,397	9,329,966	751,810	31,644	100,169

208

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/19	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/20	Number of Shares Held as of 9/30/20	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2060 Fund (Continued)
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	$722,855	$724,525	$(947,080)	$(85,606)	$119,501	$534,195	40,872	$18,457	$33,442
MM S&P 500 Index Fund, Class I	2,309,337	4,383,177	(2,072,669)	547,914	37,073	5,204,832	269,541	55,067	114,869
	$33,284,441	$34,801,230	$(12,806,021)	$4,606,052	$583,468	$60,469,170		$585,247	$259,308

*	Fund advised by Barings LLC.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	Acquisition of MassMutual RetireSMART by JPMorgan 2010 Fund and MassMutual RetireSMART by JPMorgan 2015 Fund

Effective January 28, 2019, the MassMutual RetireSMARTSM by JPMorgan 2010 Fund (“MM RetireSMART by JPMorgan 2010 Fund”) and MassMutual RetireSMARTSM by JPMorgan 2015 Fund (“MM RetireSMART by JPMorgan 2015 Fund”) reorganized into the MM RetireSMART by JPMorgan In Retirement Fund. Under the terms of each Agreement and Plan of Reorganization, the MM RetireSMART by JPMorgan 2010 Fund’s and MM RetireSMART by JPMorgan 2015 Fund’s assets and liabilities were transferred to the MM RetireSMART by JPMorgan In Retirement Fund in return for shares of the MM RetireSMART by JPMorgan In Retirement Fund. The transactions were part of a restructuring designed to eliminate the offering of overlapping portfolios of funds with similar investment objectives and similar investment strategies.

The MM RetireSMART by JPMorgan 2010 Fund acquisition was accomplished by a tax-free exchange of 354,588 Class I shares, 404,318 Class R5 shares, 471,246 Service Class shares 645,002 Administrative Class shares, 842,400 Class A shares, 482,964 Class R4 shares, and 799,920 Class R3 shares of the MM RetireSMART by JPMorgan 2010 Fund, valued at $43,450,624 in total, for 354,241 Class I shares, 405,988 Class R5 shares, 476,052 Service Class shares, 648,103 Administrative Class shares, 850,025 Class A shares, 484,243 Class R4 shares, and 799,271 Class R3 shares of the MM RetireSMART by JPMorgan In Retirement Fund.

The MM RetireSMART by JPMorgan 2015 Fund acquisition was accomplished by a tax-free exchange of 841,367 Class I shares, 8,444 Class R5 shares, 338,644 Service Class shares, 1,069,475 Administrative Class shares, 685,860 Class A shares, 1,477,307 Class R4 shares, and 1,737,507 Class R3 shares of the MM RetireSMART by JPMorgan 2015 Fund, valued at $63,462,206 in total, for 804,148 Class I shares, 8,070 Class R5 shares, 323,395 Service Class shares, 1,016,008 Administrative Class shares, 655,127 Class A shares, 1,407,840 Class R4 shares, and 1,669,674 Class R3 shares of the MM RetireSMART by JPMorgan In Retirement Fund.

The investment portfolios of the MM RetireSMART by JPMorgan 2010 Fund and the MM RetireSMART by JPMorgan 2015 Fund, with a value of $43,578,326 and $63,578,428 in investments, respectively, and a cost basis of $46,393,707 and $67,636,093, respectively, at January 25, 2019, were the principal assets acquired by the MM RetireSMART by JPMorgan In Retirement Fund. For financial reporting purposes, assets received and shares issued by the MM RetireSMART by JPMorgan In Retirement Fund were recorded at fair value; however, the cost basis of the investments received from each of the MM RetireSMART by JPMorgan 2010 Fund and MM RetireSMART by JPMorgan 2015 Fund were carried forward to align ongoing

209

Notes to Financial Statements (Continued)

reporting of the MM RetireSMART by JPMorgan In Retirement Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for federal income tax purposes. Immediately prior to the acquisition, the MM RetireSMART by JPMorgan In Retirement Fund’s net assets were $80,892,559.

Assuming the acquisitions had been completed on October 1, 2018, the beginning of the annual reporting period of the MM RetireSMART by JPMorgan In Retirement Fund, the MM RetireSMART by JPMorgan In Retirement Fund’s pro forma results of operations for the year ended September 30, 2019, would have been as follows:

Net investment income	$5,147,397	*
Net realized gain (loss) and change in unrealized appreciation (depreciation)	$5,693,262	**
Net increase (decrease) in net assets resulting from operations	$10,840,659

*	$2,249,155 as reported, plus $2,565,466 of the MM RetireSMART by JPMorgan 2010 Fund and MM RetireSMART by JPMorgan 2015 Fund pre-merger, plus $332,776 of pro-forma eliminated expenses.
**	$4,499,628 plus $1,193,634 of the MM RetireSMART by JPMorgan 2010 Fund and MM RetireSMART by JPMorgan 2015 Fund pre-merger.

Because the MM RetireSMART by JPMorgan 2010 Fund, MM RetireSMART by JPMorgan 2015 Fund, and MM RetireSMART by JPMorgan In Retirement Fund continuously sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisitions were completed, it is also not practicable to separate the amounts of revenue and earnings of the MM RetireSMART by JPMorgan 2010 Fund and MM RetireSMART by JPMorgan 2015 Fund that have been included in the MM RetireSMART by JPMorgan In Retirement Fund’s Statement of Operations since January 28, 2019.

See Note 5, Capital Share Transactions, for the changes in shares outstanding for the MM RetireSMART by JPMorgan In Retirement Fund during the period.

10.	Coronavirus (COVID-19) Pandemic

The global pandemic outbreak of the novel coronavirus known as COVID-19 has produced, and will likely continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, and global business disruption, and it may result in future significant adverse effects, such as exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession throughout the world. Such factors may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund.

210

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the MassMutual Select Funds and Shareholders of MassMutual Select 20/80 Allocation Fund (formerly known as MassMutual RetireSMARTSM Conservative Fund), MassMutual Select 40/60 Allocation Fund (formerly known as MassMutual RetireSMARTSM Moderate Fund), MassMutual Select 60/40 Allocation Fund (formerly known as MassMutual RetireSMARTSM Moderate Growth Fund), MassMutual Select 80/20 Allocation Fund (formerly known as MassMutual RetireSMARTSM Growth Fund), MassMutual RetireSMARTSM by JPMorgan In Retirement Fund, MassMutual RetireSMARTSM by JPMorgan 2020 Fund, MassMutual RetireSMARTSM by JPMorgan 2025 Fund, MassMutual RetireSMARTSM by JPMorgan 2030 Fund, MassMutual RetireSMARTSM by JPMorgan 2035 Fund, MassMutual RetireSMARTSM by JPMorgan 2040 Fund, MassMutual RetireSMARTSM by JPMorgan 2045 Fund, MassMutual RetireSMARTSM by JPMorgan 2050 Fund, MassMutual RetireSMARTSM by JPMorgan 2055 Fund, MassMutual RetireSMARTSM by JPMorgan 2060 Fund, MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, and MassMutual Select T. Rowe Price Retirement 2060 Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of September 30, 2020; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

211

Report of Independent Registered Public Accounting Firm (Continued)

Individual Fund Comprising the MassMutual Select Funds	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

MassMutual Select 20/80 Allocation Fund (formerly known as MassMutual RetireSMARTSM Conservative Fund), MassMutual Select 40/60 Allocation Fund (formerly known as MassMutual RetireSMARTSM Moderate Fund), MassMutual Select 60/40 Allocation Fund (formerly known as MassMutual RetireSMARTSM Moderate Growth Fund), MassMutual Select 80/20 Allocation Fund (formerly known as MassMutual RetireSMARTSM Growth Fund), MassMutual RetireSMARTSM by JPMorgan In Retirement Fund, MassMutual RetireSMARTSM by JPMorgan 2020 Fund, MassMutual RetireSMARTSM by JPMorgan 2025 Fund, MassMutual RetireSMARTSM by JPMorgan 2030 Fund, MassMutual RetireSMARTSM by JPMorgan 2035 Fund, MassMutual RetireSMARTSM by JPMorgan 2040 Fund, MassMutual RetireSMARTSM by JPMorgan 2045 Fund, MassMutual RetireSMARTSM by JPMorgan 2050 Fund, and MassMutual RetireSMARTSM by JPMorgan 2055 Fund.

	For the year ended September 30, 2020	For each of the two years in the period ended September 30, 2020	For each of the five years in the period ended September 30, 2020.
MassMutual RetireSMARTSM by JPMorgan 2060 Fund	For the year ended September 30, 2020	For each of the two years in the period ended September 30, 2020	For each of the four years in the period ended September 30, 2020, and for the period from November 23, 2015 (commencement of operations) through September 30, 2016.

MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, and MassMutual Select T. Rowe Price Retirement 2060 Fund

	For the year ended September 30, 2020	For each of the two years in the period ended September 30, 2020	For each of the two years in the period ended September 30, 2020, and for the period from February 16, 2018 (commencement of operations) through September 30, 2018.

212

Report of Independent Registered Public Accounting Firm (Continued)

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with transfer agents; when replies were not received from transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
November 24, 2020

We have served as the auditor of one or more MassMutual investment companies since 1995.

213

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2003	Retired.	109

Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee	Since 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Chairman (2011-2016), Academy of Executive Education, LLC (a Massachusetts LLC).	109

Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2012	Retired.	109

Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Year of birth: 1946	Chairperson Trustee	Since 2016 Since 2003	Retired.	109

Director (2007-2018), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

214

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2012	Retired.	109

Director (2015-2018), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (2017-2018), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Year of birth: 1952	Trustee	Since 2009	Retired.	111^

Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa A. Hassara^^ Year of birth: 1962	Trustee	Since 2017	Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	109

Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

215

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^^ Year of birth: 1945	Trustee	Since 2003	Retired.	111^

Director (since 2018), Jefferies Financial Group Inc. (holding company); Director (2013-2018), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Year of birth: 1975	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	109
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).

				109
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	109

216

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).

				109
Douglas Steele Year of birth: 1975	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	109
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).

				109
Eric H. Wietsma Year of birth: 1966	President Vice President	Since 2008 2006- 2008	President (2013-2018, since 2019), Vice President (2018-2019), Director (since 2013), MML Advisers; Head of Workplace Operations (since 2018), Senior Vice President (2010-2018), MassMutual; President (since 2019), Vice President (2006-2019), MML Series Investment Fund (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	109

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^

Mr. Joyal is an Interested Person through his position as a director of Jefferies Financial Group Inc., which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

217

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2020, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
20/80 Allocation Fund	7.49%
40/60 Allocation Fund	28.50%
60/40 Allocation Fund	38.73%
80/20 Allocation Fund	54.93%
MM RetireSMART by JPMorgan In Retirement Fund	12.93%
MM RetireSMART by JPMorgan 2020 Fund	13.03%
MM RetireSMART by JPMorgan 2025 Fund	17.75%
MM RetireSMART by JPMorgan 2030 Fund	22.85%
MM RetireSMART by JPMorgan 2035 Fund	30.62%
MM RetireSMART by JPMorgan 2040 Fund	35.18%
MM RetireSMART by JPMorgan 2045 Fund	40.75%
MM RetireSMART by JPMorgan 2050 Fund	38.50%
MM RetireSMART by JPMorgan 2055 Fund	40.75%
MM RetireSMART by JPMorgan 2060 Fund	34.28%
MM Select T. Rowe Price Retirement Balanced Fund	20.21%
MM Select T. Rowe Price Retirement 2005 Fund	14.84%
MM Select T. Rowe Price Retirement 2010 Fund	19.70%
MM Select T. Rowe Price Retirement 2015 Fund	20.00%
MM Select T. Rowe Price Retirement 2020 Fund	25.17%
MM Select T. Rowe Price Retirement 2025 Fund	28.73%
MM Select T. Rowe Price Retirement 2030 Fund	31.63%
MM Select T. Rowe Price Retirement 2035 Fund	33.39%
MM Select T. Rowe Price Retirement 2040 Fund	36.13%
MM Select T. Rowe Price Retirement 2045 Fund	37.86%
MM Select T. Rowe Price Retirement 2050 Fund	40.11%
MM Select T. Rowe Price Retirement 2055 Fund	38.84%
MM Select T. Rowe Price Retirement 2060 Fund	36.69%

For the year ended September 30, 2020, the following Fund(s) earned the following foreign sources of income:

Amount
20/80 Allocation Fund	$38,872
40/60 Allocation Fund	125,301
60/40 Allocation Fund	139,431
80/20 Allocation Fund	104,469
MM RetireSMART by JPMorgan In Retirement Fund	81,014
MM RetireSMART by JPMorgan 2020 Fund	188,806
MM RetireSMART by JPMorgan 2025 Fund	197,141
MM RetireSMART by JPMorgan 2030 Fund	462,968
MM RetireSMART by JPMorgan 2035 Fund	236,704
MM RetireSMART by JPMorgan 2040 Fund	414,403
MM RetireSMART by JPMorgan 2045 Fund	189,370
MM RetireSMART by JPMorgan 2050 Fund	268,536
MM RetireSMART by JPMorgan 2055 Fund	83,205
MM RetireSMART by JPMorgan 2060 Fund	21,494

218

Federal Tax Information (Unaudited) (Continued)

Amount
MM Select T. Rowe Price Retirement Balanced Fund	$324,284
MM Select T. Rowe Price Retirement 2005 Fund	50,565
MM Select T. Rowe Price Retirement 2010 Fund	277,146
MM Select T. Rowe Price Retirement 2015 Fund	323,582
MM Select T. Rowe Price Retirement 2020 Fund	2,007,131
MM Select T. Rowe Price Retirement 2025 Fund	1,772,223
MM Select T. Rowe Price Retirement 2030 Fund	4,367,749
MM Select T. Rowe Price Retirement 2035 Fund	1,938,796
MM Select T. Rowe Price Retirement 2040 Fund	3,818,355
MM Select T. Rowe Price Retirement 2045 Fund	1,556,616
MM Select T. Rowe Price Retirement 2050 Fund	2,406,333
MM Select T. Rowe Price Retirement 2055 Fund	791,303
MM Select T. Rowe Price Retirement 2060 Fund	166,402

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2020.

219

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment subadviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2020, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, J.P. Morgan, or T. Rowe Price (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the 20/80 Allocation Fund, 40/60 Allocation Fund, 60/40 Allocation Fund, 80/20 Allocation Fund, MM RetireSMART by JPMorgan In Retirement Fund, MM RetireSMART by JPMorgan 2020 Fund, MM RetireSMART by JPMorgan 2025 Fund, MM RetireSMART by JPMorgan 2030 Fund, MM RetireSMART by JPMorgan 2035 Fund, MM RetireSMART by JPMorgan 2040 Fund, MM RetireSMART by JPMorgan 2045 Fund, MM RetireSMART by JPMorgan 2050 Fund, MM RetireSMART by JPMorgan 2055 Fund, MM RetireSMART by JPMorgan 2060 Fund, MM Select T. Rowe Price Retirement Balanced Fund, MM Select T. Rowe Price Retirement 2005 Fund, MM Select T. Rowe Price Retirement 2010 Fund, MM Select T. Rowe Price Retirement 2015 Fund, MM Select T. Rowe Price Retirement 2020 Fund, MM Select T. Rowe Price Retirement 2025 Fund, MM Select T. Rowe Price Retirement 2030 Fund, MM Select T. Rowe Price Retirement 2035 Fund, MM Select T. Rowe Price Retirement 2040 Fund, MM Select T. Rowe Price Retirement 2045 Fund, MM Select T. Rowe Price Retirement 2050 Fund, MM Select T. Rowe Price Retirement 2055 Fund, and MM Select T. Rowe Price Retirement 2060 Fund. In preparation for the meetings, the Trustees requested, and MML Advisers, J.P. Morgan, and T. Rowe Price provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers, J.P. Morgan, and T. Rowe Price.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against funds in its “category” and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding

220

Other Information (Unaudited) (Continued)

each Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about each of J.P. Morgan and T. Rowe Price and its personnel with responsibility for providing services to the Funds, as applicable, and the fees payable to J.P. Morgan and T. Rowe Price by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2019. The three-year periods do not apply for any Fund that does not yet have a three-year performance history. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that the total net expense ratios for all of the Funds were within the top forty percent of their peer groups, and that each Fund had net advisory fees at or below the medians of their peers. The Committee determined on the basis of these factors that the Funds’ advisory fees, and the expenses of the Funds generally, were consistent with the continuation of their advisory agreements.

The Committee considered that each of the MM Select Target Allocation Funds and MM RetireSMART by JPMorgan Funds achieved three-year investment performance above the medians of their performance categories.

As to the MM Select T. Rowe Price Retirement Funds (target dates 2005 – 2060 and the MM Select T. Rowe Price Retirement Balanced Fund), the Committee noted that each of the Funds paid net advisory fees in the first comparative percentile and had a total net expense ratio in the first or second comparative quartile. The Committee considered MML Advisers’ statement that, of the thirteen Funds, all had achieved one-year performance above the medians of their performance categories (none of the Funds had yet achieved a three-year performance record). The Committee considered that it was too soon to draw any conclusions regarding the Funds on the basis of their one-year performance records.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds.

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the advisory agreements and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of J.P. Morgan and T. Rowe Price generally appear well suited to the Funds, as applicable, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the

221

Other Information (Unaudited) (Continued)

steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

Also at their meeting in May 2020, the Trustees, including the Independent Trustees, reviewed and approved a proposal to make changes to (i) the existing advisory agreements for each of the MM Select T. Rowe Price Retirement Funds, and (ii) the existing subadvisory agreements between MML Advisers and T. Rowe Price for each of the MM Select T. Rowe Price Retirement Funds, in order to institute an all-inclusive advisory fee structure for each of the Funds.

In arriving at their decision, the Trustees discussed the fees payable to T. Rowe Price under the new all-inclusive advisory fee structure for each of the MassMutual Select T. Rowe Price Retirement Funds and the effect of such fees on the profitability to MML Advisers. The Trustees concluded that they were satisfied that MML Advisers’ projected level of profitability due to the expense restructuring was not excessive and the expense restructuring was appropriate and in the best interests of each MassMutual Select T. Rowe Price Retirement Fund’s shareholders. In their deliberations, the Trustees were advised by independent counsel.

Prior to the votes being taken to approve the amended advisory and subadvisory agreements discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The amended advisory and subadvisory agreements became effective on August 1, 2020.

At their meeting in September 2020, the Trustees, including the Independent Trustees, reviewed and approved a proposal to make changes to the existing subadvisory agreements between MML Advisers and T. Rowe Price for each of the MM Select T. Rowe Price Retirement Funds, in order to lower the subadvisory fee paid to T. Rowe Price for the MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund.

In arriving at their decision, the Trustees discussed the fees payable to T. Rowe Price by MML Advisers on behalf of the MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund and the effect of such fees on the profitability to MML Advisers. The Trustees concluded that they were satisfied that MML Advisers’ projected level of profitability due to the amended subadvisory agreements was not excessive and the subadvisory fee amount under the amended subadvisory agreements is fair and reasonable. In their deliberations, the Trustees were advised by independent counsel.

Prior to the vote being taken to approve the amendment to the subadvisory agreements discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The amended subadvisory agreements became effective on October 5, 2020.

222

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2020

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2020:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2020.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
20/80 Allocation Fund
Class I	$1,000	0.02%	$1,122.70	$0.11	$1,024.90	$0.10
Class R5	1,000	0.12%	1,120.50	0.64	1,024.40	0.61
Service Class	1,000	0.22%	1,121.70	1.17	1,023.90	1.11
Administrative Class	1,000	0.32%	1,120.40	1.70	1,023.40	1.62
Class A	1,000	0.57%	1,118.50	3.02	1,022.20	2.88
Class R4	1,000	0.47%	1,118.30	2.49	1,022.70	2.38
Class R3	1,000	0.72%	1,118.40	3.81	1,021.40	3.64
40/60 Allocation Fund
Class I	1,000	0.04%	1,168.10	0.22	1,024.80	0.20
Class R5	1,000	0.14%	1,167.90	0.76	1,024.30	0.71
Service Class	1,000	0.24%	1,167.10	1.30	1,023.80	1.21
Administrative Class	1,000	0.34%	1,167.30	1.84	1,023.30	1.72
Class A	1,000	0.59%	1,164.10	3.19	1,022.10	2.98
Class R4	1,000	0.49%	1,166.30	2.65	1,022.60	2.48
Class R3	1,000	0.74%	1,165.10	4.01	1,021.30	3.74

223

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
60/40 Allocation Fund
Class I	$1,000	0.04%	$1,211.70	$0.22	$1,024.80	$0.20
Class R5	1,000	0.14%	1,210.20	0.77	1,024.30	0.71
Service Class	1,000	0.24%	1,210.70	1.33	1,023.80	1.21
Administrative Class	1,000	0.34%	1,209.40	1.88	1,023.30	1.72
Class A	1,000	0.59%	1,208.30	3.26	1,022.10	2.98
Class R4	1,000	0.49%	1,209.00	2.71	1,022.60	2.48
Class R3	1,000	0.74%	1,206.70	4.08	1,021.30	3.74
80/20 Allocation Fund
Class I	1,000	0.07%	1,244.60	0.39	1,024.70	0.35
Class R5	1,000	0.17%	1,244.30	0.95	1,024.20	0.86
Service Class	1,000	0.27%	1,243.70	1.51	1,023.70	1.37
Administrative Class	1,000	0.37%	1,242.80	2.07	1,023.20	1.87
Class A	1,000	0.62%	1,241.80	3.47	1,021.90	3.13
Class R4	1,000	0.52%	1,242.60	2.92	1,022.40	2.63
Class R3	1,000	0.77%	1,239.90	4.31	1,021.20	3.89
MM RetireSMART by JPMorgan In Retirement Fund
Class I	1,000	0.06%	1,141.50	0.32	1,024.70	0.30
Class R5	1,000	0.16%	1,141.10	0.86	1,024.20	0.81
Service Class	1,000	0.26%	1,141.00	1.39	1,023.70	1.32
Administrative Class	1,000	0.36%	1,138.90	1.93	1,023.20	1.82
Class A	1,000	0.61%	1,137.50	3.26	1,022.00	3.08
Class R4	1,000	0.51%	1,139.30	2.73	1,022.50	2.58
Class R3	1,000	0.76%	1,138.40	4.06	1,021.20	3.84
MM RetireSMART by JPMorgan 2020 Fund
Class I	1,000	0.04%	1,148.40	0.21	1,024.80	0.20
Class R5	1,000	0.14%	1,147.70	0.75	1,024.30	0.71
Service Class	1,000	0.24%	1,146.70	1.29	1,023.80	1.21
Administrative Class	1,000	0.34%	1,146.30	1.82	1,023.30	1.72
Class A	1,000	0.59%	1,144.60	3.16	1,022.10	2.98
Class R4	1,000	0.49%	1,144.90	2.63	1,022.60	2.48
Class R3	1,000	0.74%	1,143.40	3.97	1,021.30	3.74
MM RetireSMART by JPMorgan 2025 Fund
Class I	1,000	0.01%	1,177.10	0.05	1,025.00	0.05
Class R5	1,000	0.11%	1,176.20	0.60	1,024.50	0.56
Service Class	1,000	0.21%	1,175.60	1.14	1,024.00	1.06
Administrative Class	1,000	0.31%	1,175.50	1.69	1,023.50	1.57
Class A	1,000	0.56%	1,173.30	3.04	1,022.20	2.83
Class R4	1,000	0.46%	1,174.20	2.50	1,022.70	2.33
Class R3	1,000	0.71%	1,173.50	3.86	1,021.50	3.59
MM RetireSMART by JPMorgan 2030 Fund
Class I	1,000	0.04%	1,199.00	0.22	1,024.80	0.20
Class R5	1,000	0.14%	1,197.80	0.77	1,024.30	0.71
Service Class	1,000	0.24%	1,196.40	1.32	1,023.80	1.21
Administrative Class	1,000	0.34%	1,197.00	1.87	1,023.30	1.72
Class A	1,000	0.59%	1,195.60	3.24	1,022.10	2.98
Class R4	1,000	0.49%	1,196.40	2.69	1,022.60	2.48
Class R3	1,000	0.74%	1,194.20	4.06	1,021.30	3.74

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Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART by JPMorgan 2035 Fund
Class I	$1,000	0.05%	$1,224.10	$0.28	$1,024.80	$0.25
Class R5	1,000	0.15%	1,223.70	0.83	1,024.30	0.76
Service Class	1,000	0.25%	1,223.00	1.39	1,023.80	1.26
Administrative Class	1,000	0.35%	1,222.10	1.94	1,023.30	1.77
Class A	1,000	0.60%	1,221.30	3.33	1,022.00	3.03
Class R4	1,000	0.50%	1,221.40	2.78	1,022.50	2.53
Class R3	1,000	0.75%	1,219.80	4.16	1,021.30	3.79
MM RetireSMART by JPMorgan 2040 Fund
Class I	1,000	0.04%	1,242.20	0.22	1,024.80	0.20
Class R5	1,000	0.14%	1,242.50	0.78	1,024.30	0.71
Service Class	1,000	0.24%	1,241.20	1.34	1,023.80	1.21
Administrative Class	1,000	0.34%	1,240.30	1.90	1,023.30	1.72
Class A	1,000	0.59%	1,238.90	3.30	1,022.10	2.98
Class R4	1,000	0.49%	1,239.30	2.74	1,022.60	2.48
Class R3	1,000	0.74%	1,239.10	4.14	1,021.30	3.74
MM RetireSMART by JPMorgan 2045 Fund
Class I	1,000	0.02%	1,256.30	0.11	1,024.90	0.10
Class R5	1,000	0.12%	1,256.30	0.68	1,024.40	0.61
Service Class	1,000	0.22%	1,256.00	1.24	1,023.90	1.11
Administrative Class	1,000	0.32%	1,255.30	1.80	1,023.40	1.62
Class A	1,000	0.57%	1,253.50	3.21	1,022.20	2.88
Class R4	1,000	0.47%	1,254.00	2.65	1,022.70	2.38
Class R3	1,000	0.72%	1,252.40	4.05	1,021.40	3.64
MM RetireSMART by JPMorgan 2050 Fund
Class I	1,000	0.02%	1,257.20	0.11	1,024.90	0.10
Class R5	1,000	0.12%	1,256.10	0.68	1,024.40	0.61
Service Class	1,000	0.22%	1,256.00	1.24	1,023.90	1.11
Administrative Class	1,000	0.32%	1,255.70	1.80	1,023.40	1.62
Class A	1,000	0.57%	1,252.70	3.21	1,022.20	2.88
Class R4	1,000	0.47%	1,254.60	2.65	1,022.70	2.38
Class R3	1,000	0.72%	1,251.50	4.05	1,021.40	3.64
MM RetireSMART by JPMorgan 2055 Fund
Class I	1,000	0.00%	1,257.70	0.00	1,025.00	0.00
Class R5	1,000	0.10%	1,256.20	0.56	1,024.50	0.51
Service Class	1,000	0.20%	1,255.20	1.13	1,024.00	1.01
Administrative Class	1,000	0.30%	1,255.90	1.69	1,023.50	1.52
Class A	1,000	0.55%	1,252.20	3.10	1,022.30	2.78
Class R4	1,000	0.45%	1,253.40	2.54	1,022.80	2.28
Class R3	1,000	0.70%	1,251.90	3.94	1,021.50	3.54
MM RetireSMART by JPMorgan 2060 Fund
Class I	1,000	0.00%	1,256.00	0.00	1,025.00	0.00
Class R5	1,000	0.10%	1,256.70	0.56	1,024.50	0.51
Service Class	1,000	0.20%	1,254.10	1.13	1,024.00	1.01
Administrative Class	1,000	0.30%	1,254.80	1.69	1,023.50	1.52
Class A	1,000	0.55%	1,253.80	3.10	1,022.30	2.78
Class R4	1,000	0.45%	1,253.20	2.53	1,022.80	2.28
Class R3	1,000	0.70%	1,251.60	3.94	1,021.50	3.54

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Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM Select T. Rowe Price Retirement Balanced Fund
Class I	$1,000	0.10%	$1,163.90	$0.54	$1,024.50	$0.51
Class M5	1,000	0.25%	1,163.00	1.35	1,023.80	1.26
Class M4	1,000	0.49%	1,161.30	2.65	1,022.60	2.48
Class M3	1,000	0.74%	1,159.80	4.00	1,021.30	3.74
MM Select T. Rowe Price Retirement 2005 Fund
Class I	1,000	0.10%	1,158.30	0.54	1,024.50	0.51
Class M5	1,000	0.24%	1,157.10	1.29	1,023.80	1.21
Class M4	1,000	0.49%	1,155.80	2.64	1,022.60	2.48
Class M3	1,000	0.73%	1,154.00	3.93	1,021.40	3.69
MM Select T. Rowe Price Retirement 2010 Fund
Class I	1,000	0.09%	1,169.80	0.49	1,024.60	0.46
Class M5	1,000	0.24%	1,169.20	1.30	1,023.80	1.21
Class M4	1,000	0.49%	1,167.20	2.65	1,022.60	2.48
Class M3	1,000	0.74%	1,166.30	4.01	1,021.30	3.74
MM Select T. Rowe Price Retirement 2015 Fund
Class I	1,000	0.11%	1,183.00	0.60	1,024.50	0.56
Class M5	1,000	0.26%	1,182.40	1.42	1,023.70	1.32
Class M4	1,000	0.51%	1,181.00	2.78	1,022.50	2.58
Class M3	1,000	0.76%	1,179.80	4.14	1,021.20	3.84
MM Select T. Rowe Price Retirement 2020 Fund
Class I	1,000	0.12%	1,202.40	0.66	1,024.40	0.61
Class M5	1,000	0.27%	1,200.90	1.49	1,023.70	1.37
Class M4	1,000	0.52%	1,199.60	2.86	1,022.40	2.63
Class M3	1,000	0.77%	1,198.80	4.23	1,021.20	3.89
MM Select T. Rowe Price Retirement 2025 Fund
Class I	1,000	0.15%	1,226.50	0.83	1,024.30	0.76
Class M5	1,000	0.29%	1,225.20	1.61	1,023.60	1.47
Class M4	1,000	0.54%	1,223.90	3.00	1,022.30	2.73
Class M3	1,000	0.79%	1,222.90	4.39	1,021.10	3.99
MM Select T. Rowe Price Retirement 2030 Fund
Class I	1,000	0.16%	1,247.40	0.90	1,024.20	0.81
Class M5	1,000	0.31%	1,245.90	1.74	1,023.50	1.57
Class M4	1,000	0.56%	1,244.70	3.14	1,022.20	2.83
Class M3	1,000	0.81%	1,242.30	4.54	1,021.00	4.09
MM Select T. Rowe Price Retirement 2035 Fund
Class I	1,000	0.17%	1,263.50	0.96	1,024.20	0.86
Class M5	1,000	0.32%	1,262.90	1.81	1,023.40	1.62
Class M4	1,000	0.58%	1,260.80	3.28	1,022.10	2.93
Class M3	1,000	0.82%	1,260.50	4.63	1,020.90	4.14
MM Select T. Rowe Price Retirement 2040 Fund
Class I	1,000	0.18%	1,279.10	1.03	1,024.10	0.91
Class M5	1,000	0.34%	1,277.50	1.94	1,023.30	1.72
Class M4	1,000	0.59%	1,275.70	3.36	1,022.10	2.98
Class M3	1,000	0.83%	1,274.90	4.72	1,020.90	4.19
MM Select T. Rowe Price Retirement 2045 Fund
Class I	1,000	0.18%	1,289.20	1.03	1,024.10	0.91
Class M5	1,000	0.35%	1,288.70	2.00	1,023.30	1.77
Class M4	1,000	0.60%	1,286.60	3.43	1,022.00	3.03
Class M3	1,000	0.84%	1,285.30	4.80	1,020.80	4.24

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Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM Select T. Rowe Price Retirement 2050 Fund
Class I	$1,000	0.18%	$1,289.80	$1.03	$1,024.10	$0.91
Class M5	1,000	0.35%	1,288.20	2.00	1,023.30	1.77
Class M4	1,000	0.60%	1,286.40	3.43	1,022.00	3.03
Class M3	1,000	0.84%	1,284.80	4.80	1,020.80	4.24
MM Select T. Rowe Price Retirement 2055 Fund
Class I	1,000	0.18%	1,289.50	1.03	1,024.10	0.91
Class M5	1,000	0.34%	1,287.90	1.94	1,023.30	1.72
Class M4	1,000	0.59%	1,286.80	3.37	1,022.10	2.98
Class M3	1,000	0.84%	1,284.90	4.80	1,020.80	4.24
MM Select T. Rowe Price Retirement 2060 Fund
Class I	1,000	0.20%	1,288.90	1.14	1,024.00	1.01
Class M5	1,000	0.36%	1,287.60	2.06	1,023.20	1.82
Class M4	1,000	0.61%	1,286.70	3.49	1,022.00	3.08
Class M3	1,000	0.86%	1,285.60	4.91	1,020.70	4.34

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2020, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 366 days in the year, unless stated otherwise.

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Underwriter:
MML Distributors, LLC
100 Bright Meadow Blvd.
Enfield, Connecticut 06082-1981

© 2020 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-50237-00

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MM Select Equity Asset Fund, and MassMutual Select T. Rowe Price Funds, each a Series of the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

Important Notice: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (or from your financial intermediary, such as a broker-dealer, bank, or retirement plan recordkeeper). Instead, the reports will be made available on the Fund’s website (http://www.massmutual.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you would like to receive shareholder reports and other communications electronically from the Fund and are either a direct investor in the Fund or MassMutual serves as your retirement plan recordkeeper, please call (800) 767-1000 extension 43012 or send your request to enroll to RSProspectusFulfillment@massmutual.com. If you have invested in the Fund through another financial intermediary (such as a broker-dealer, bank, or retirement plan recordkeeper), you can request electronic delivery by contacting that financial intermediary. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest directly with the MassMutual Funds or MassMutual serves as your retirement plan recordkeeper, you can call (800) 767-1000 extension 43012 or send an email request to RSProspectusFulfillment@massmutual.com to inform the Funds or MassMutual that you wish to continue receiving paper copies of your shareholder reports. If you invest through a financial intermediary other than MassMutual, you can contact that financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

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MM Select Equity Asset Fund and the MassMutual Select T. Rowe Price Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“We encourage you to maintain perspective when it comes to retirement investing, despite short-term changes in the markets or day-to-day events that may seem unsettling. MassMutual’s view is that changing market conditions have the potential to reward patient investors.”

September 30, 2020

The return of market volatility challenges retirement investors

I am pleased to present you with the MM Select Equity Asset Fund and the MassMutual Select T. Rowe Price Funds Annual Report, covering the year ended September 30, 2020 (the “fiscal year”). U.S. stocks and international stocks both experienced gains in the fiscal year despite the global economic recession brought on by the COVID-19 crisis. A swift response to the pandemic by the Federal Reserve Board and Congress delivered unprecedented monetary and fiscal stimulus to support the U.S. economy and financial markets. The global response was similar in speed and magnitude. U.S. bond investors enjoyed positive returns in a falling yield environment, fueled by lower economic growth expectations, interest rate decreases, and supportive central bank policy.

The return of volatility and the reality of market sell-offs can test an investor’s mettle, but also serve to remind investors that market conditions are cyclical and subject to change anytime. In MassMutual’s view, the market environment that ensued from the pandemic (with stocks largely selling off and then, for the most part, recovering) underscores the importance of maintaining a long-term perspective and avoiding reacting to current events. That’s why we continue to believe that retirement investors should create and maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with market volatility.

Suggestions for retirement investors under any market conditions

●

You are likely in it for the long run. Investing for retirement doesn’t happen overnight. Most people save and invest for retirement throughout their working years. Although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward your retirement income goals.

●

Keep contributing. While it’s impossible to control how your investments perform, you can control how often and how much you save. Saving as much as possible and increasing your contributions regularly is one way smart retirement investors can help boost their retirement savings, regardless of the investment environment.*

●

Invest continually. Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Individuals who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions. This has the potential to put them at an advantage when the markets turn around.

●

Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. Those broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.*

* Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MM Select Equity Asset Fund and the MassMutual Select T. Rowe Price Funds – President’s Letter to Shareholders (Unaudited) (Continued)

If you work with a financial professional, you may wish to consider checking in with him or her to help you determine if:

●	you are saving enough for retirement;

●	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

●	you are taking the right steps to help reduce your longevity risk, which is the chance that you could “run out” of retirement savings during your lifetime.

We live mutual, every day

MassMutual believes that humanity brings out the best in one another. That’s why, for nearly 170 years, through ups and downs and good times and bad, we have continually believed that we are stronger when we rely on one another. That’s also why we encourage you to maintain perspective when it comes to retirement investing, despite short-term changes in the markets or day-to-day events that may seem unsettling. MassMutual’s view is that changing market conditions have the potential to reward patient investors. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma
President

© 2020 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 100 Bright Meadow Blvd., Enfield, CT 06082. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 10/1/20 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

2

MM Select Equity Asset Fund and the MassMutual Select T. Rowe Price Funds – Economic and Market Overview (Unaudited)

September 30, 2020

Market Highlights

●	For the reporting period from October 1, 2019 through September 30, 2020, U.S. stocks were up over 15%, despite the global economic recession brought on by the COVID-19 crisis.

●

The first quarter of 2020 was one of the most difficult quarters on record for the markets. COVID-19 fears turned to reality as “social distancing,” shuttered businesses, and the associated lost economic activity became the new norm.

●

A swift response to the pandemic by the Federal Reserve Board and Congress delivered unprecedented monetary and fiscal stimulus to support the U.S. economy and financial markets. The global response was similar in speed and magnitude.

●

Foreign stocks in developed markets and emerging markets also experienced gains in the fiscal year, aided by increasing economic activity in the second half of the year and the weakening of the U.S. dollar.

●	U.S. bond investors enjoyed positive returns in a falling yield environment, fueled by lower economic growth expectations, interest rate decreases, and supportive central bank policy.

Market Environment

Global stock investors experienced significant levels of volatility for the fiscal year beginning October 1, 2019. U.S. stocks rose steadily until mid-February 2020, when the severity of the COVID-19 crisis was becoming apparent with rising case counts, hospitalizations, and deaths. Investor sentiment quickly turned negative, with March 2020 marking the end of the 11-year bull market. The S&P 500® Index* fell 34% from its February high to its March low, as the reality that the COVID-19 crisis had stalled the global economy and the imminence of a recession became evident.

Investors started the second quarter of 2020 facing increasing COVID-19 deaths, record unemployment levels, and expectations for an unprecedented decline in economic activity. Despite this, global markets ultimately recorded one of their best quarters ever. Investors responded positively to the massive amounts of monetary and fiscal stimulus. In addition, progress in combating COVID-19 and increasing economic activity, with the transition back to work for many, fueled the market turnaround. Central banks supported bond market liquidity and kept interest rates low through government and corporate bond purchases. Better-than-expected second quarter corporate earnings, a strong rebound in housing demand, and progress on COVID-19 therapeutics and vaccine research helped to tamp down investor concerns and drove many stocks, especially in the information technology sector, to new highs in the third quarter of 2020.

Global political tensions lessened significantly in the fiscal year, reducing market volatility up until the COVID-19 crisis emerged. In December 2019, a phase one trade agreement was reached between the U.S. and China. In the agreement, the U.S. agreed to roll back tariffs and China agreed to increase intellectual property protections, increase agricultural purchases, and open its markets to more U.S. firms. Similarly, the U.S., Mexico, and Canada reached a new trade agreement that opened up Mexico and Canada to more exports and strengthened intellectual property protection. In Europe, a Brexit agreement was reached in December 2019 that resulted in Britain’s departure from the European Union on January 31, 2020, and allowed investors to set aside concerns regarding European Union stability for the time being.

The broad market S&P 500 delivered a strong 15.15% return for the fiscal year. The Dow Jones Industrial AverageSM was also up a respectable 5.70%. The technology-heavy NASDAQ Composite Index was one of the biggest winners, up 40.96% for the fiscal year. Small- and mid-cap stocks underperformed their larger peers, as small caps barely broke even – while growth stocks outperformed their value counterparts by over 40% during the period.

Seven of 11 sectors delivered positive returns for the fiscal year, led by information technology, consumer discretionary, health care, and communication services, which all enjoyed double-digit growth and beat the S&P 500. The energy sector was the worst performer for the fiscal year, down over 45%. The financial, real estate, and utilities sectors also ended in negative territory.

* Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

3

MM Select Equity Asset Fund and the MassMutual Select T. Rowe Price Funds – Economic and Market Overview (Unaudited) (Continued)

Developed international markets, as measured by the MSCI EAFE® Index, significantly trailed their domestic peers, ending the fiscal year barely in positive territory, up 0.49%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, fared significantly better, ending up 10.54% for the period. Developed international and emerging-market stocks benefited from increasing economic activity in the second half of the fiscal year and the weakening U.S. dollar.

Bond yields fell sharply during the fiscal year, with the 10-year U.S. Treasury bond yield falling from a high of 1.94% in October 2019 to a low of 0.69% at the close of the period. Falling yields generally produce rising bond prices; consequently, bond index returns benefited. The Bloomberg Barclays U.S. Aggregate Bond Index ended the period up 6.98%. Investment-grade corporate bonds also advanced. The Bloomberg Barclays U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the period with a 7.90% gain. The Bloomberg Barclays U.S. Corporate High Yield Bond Index also ended in positive territory, advancing 3.25%, despite rising corporate bankruptcies.

Review and maintain your strategy

MassMutual is committed to helping people secure their long-term future and protect the ones they love. While the return of volatility and the reality of market sell-offs can test an investor’s mettle, we’d like to remind you as a retirement investor that it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly with little or no notice. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals. Thank you for your confidence in MassMutual.

© 2020 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 100 Bright Meadow Blvd., Enfield, CT 06082. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 10/1/20 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

4

MM Select Equity Asset Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM Select Equity Asset Fund, and who is the Fund’s subadviser?

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500® Index*). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadviser is J.P. Morgan Investment Management Inc. (J.P. Morgan).

* The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by MassMutual. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class I shares returned 17.91%, outperforming the 15.15% return of the S&P 500 Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection in the technology, industrial cyclical, and telecommunications sectors contributed most to the Fund’s performance during the reporting period, while Fund holdings in the insurance, basic materials, and consumer cyclical sectors hampered results the most.

On the positive side, an overweight allocation, relative to the benchmark, to PayPal, a worldwide online payments system, and underweight positions in Boeing, the world’s largest aerospace company, and Disney, a mass media and entertainment conglomerate, were the top individual contributors. PayPal, the largest driver of the Fund’s performance over the period, stood out as a result of accelerating e-commerce adoption due to COVID-19. Data points during the second quarter of 2020 indicate that multiple years of typical e-commerce adoption were condensed into April and May of this year, and daily net new active customer growth reached record highs. Trends from states and countries that have “opened” most recently have seen only modest deceleration rates in e-commerce, suggesting a significant share of this changed consumer behavior is likely to be permanent.

On the negative side, overweight allocations to Citigroup, a multinational investment bank and financial services corporation, Automatic Data Processing, a provider of human resources management software and services, and Discovery Communications, a mass media company that primarily operates a group of factual and lifestyle television brands, were the top individual detractors. Fund holding Citigroup, the largest detractor over the period, was weighed down by fears over the pace of the economic recovery in the U.S. Concerns over rising credit losses and lower interest rates have negatively affected the near-term earnings outlook for all banks.

Derivatives may be used as substitutes for securities in which the Fund can invest. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund used futures to hedge cash positions, which are less than 5% of the Fund’s market value. The positions had a negligible impact on performance over the period.

Subadviser outlook

Looking ahead, J.P. Morgan continues to focus on the fundamentals of the economy and on company earnings. Its core analysts’ estimates for S&P 500® earnings currently project the potential for -19% growth for 2020 and +26% for 2021. While subject to revision, this forecast reflects J.P. Morgan’s expectations for a very weak year – yet an ultimate recovery in the underlying economy – and includes its best analysis of earnings expectations. J.P. Morgan believes unemployment and other uncertainties, such as trade, fiscal stimulus, and the U.S. presidential election, will be integral to investor sentiment moving forward.

5

MM Select Equity Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

While J.P. Morgan believes the economy will recover, Fund management views that it will first need time to heal, and hence the Fund remains balanced and continues to monitor incremental risks that could represent headwinds for U.S. stocks. Through the volatility, the Fund continues to increase its exposure to quality, focus on high-conviction stocks, and take advantage of market dislocations for compelling stock selection opportunities.

MM Select Equity Asset Fund Largest Holdings (% of Net Assets) on 9/30/20
Apple, Inc.	6.9%
Microsoft Corp.	6.5%
Amazon.com, Inc.	5.1%
Facebook, Inc. Class A	2.1%
Alphabet, Inc. Class A	1.9%
Mastercard, Inc. Class A	1.8%
Berkshire Hathaway, Inc. Class B	1.6%
Alphabet, Inc. Class C	1.6%
The Procter & Gamble Co.	1.5%
salesforce.com, Inc.	1.3%
30.3%

MM Select Equity Asset Fund Sector Table (% of Net Assets) on 9/30/20
Technology	23.5%
Consumer, Non-cyclical	22.2%
Communications	16.8%
Financial	13.3%
Consumer, Cyclical	7.8%
Industrial	7.3%
Utilities	2.9%
Energy	2.0%
Basic Materials	1.9%
Mutual Funds	0.0%
Total Long-Term Investments	97.7%
Short-Term Investments and Other Assets and Liabilities	2.3%
Net Assets	100.0%

6

MM Select Equity Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	Since Inception 09/15/2016
Class I	09/15/2016	17.91%	12.40%
S&P 500 Index		15.15%	14.25%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

7

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Bond Asset Fund, and who is the Fund’s subadviser?

The Fund seeks a regular level of income consistent with the preservation of capital over time. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. The Fund’s investments may include, but are not limited to, obligations issued by U.S. and foreign governments and their agencies, bonds issued by U.S. and foreign corporations, U.S. and non-U.S. dollar denominated foreign securities (including securities of emerging market issuers), mortgage- and asset-backed securities, Treasury inflation protected securities, and bank loans (which represent interests in amounts loaned to companies by banks and other lenders). The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price). In addition, T. Rowe Price International Ltd serves as a sub-subadviser for the Fund.

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class I shares returned 4.15%, underperforming the 6.98% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The core bond allocation underperformed the benchmark during the reporting period. Despite a steady rebound in credit sectors in the second and third quarters of 2020, the Fund’s exposure to emerging-market corporate bonds and high-yield debt detracted from performance, as spreads widened significantly during the period of market volatility and liquidity stress experienced as the coronavirus spread globally. Credit spreads are the differences in yields between comparable bonds, with widening spreads often indicating increasing yields and decreasing prices for bonds. Security selection within investment-grade corporate bonds and CMBS was also negative, as global lockdown measures, mixed with spiking oil prices, weighed on many industries as well as the commercial real estate market.

The U.S.-dollar hedged international bond allocation outperformed the Bloomberg Barclay’s Aggregate ex-U.S. USD Hedged Index. In country and duration positioning, the Fund’s underweight duration stances to the eurozone and Japan supported relative gains, along with several emerging-market overweights, such as Chile. Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall. By contrast, an underweight duration stance to the U.K. detracted. In currencies, an overweight to the Australian dollar added strongly to relative performance. However, in aggregate, tactical allocations to the Japanese yen, used mostly as a risk hedge, detracted. Within sector allocation and security selection, the Fund’s security selection within euro-denominated corporate bonds contributed to relative returns.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. As of September 30, 2020, the Fund held interest rate futures, interest rate swaps, currency options, currency forwards, non-deliverable forwards (NDF), credit default swaps, and index credit default swaps generating gross exposure of approximately 83.2%. Credit default swap index (CDX) swaptions, interest rate future options, and fixed income total return swaps were also held during the period. The use of currency forwards and swaps detracted from the Fund’s performance. The use of futures added to returns, and options had a negligible impact on the Fund’s performance.

Subadviser outlook

T. Rowe Price notes that aggressive monetary and fiscal stimulus measures in the U.S. and several other countries have helped fuel a rally that saw major indexes bounce back from March lows to new highs during the third quarter of 2020. Fund management believes that the course of the coronavirus pandemic and the outcome of upcoming U.S. presidential and congressional elections will have a significant impact on the path to a sustainable recovery. While T. Rowe Price can envision a scenario in which public health, geopolitical, and idiosyncratic risks abate – creating a favorable environment for growth and risk assets – Fund management is also cognizant of the potential for downside surprises among these myriad risks. On balance, T. Rowe Price expects that the economic recovery will continue over the next 12 months, despite periodic volatility and, therefore, has sought opportunities to lean into risk in measured ways.

8

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Bond Asset Fund Portfolio Characteristics (% of Net Assets) on 9/30/20
Corporate Debt	34.7%
Non-U.S. Government Agency Obligations	16.8%
U.S. Government Agency Obligations and Instrumentalities	14.0%
Sovereign Debt Obligations	13.7%
U.S. Treasury Obligations	12.3%
Bank Loans	1.9%
Purchased Options	0.0%
Total Long-Term Investments	93.4%
Short-Term Investments and Other Assets and Liabilities	6.6%
Net Assets	100.0%

9

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	4.15%	5.12%
Bloomberg Barclays U.S. Aggregate Bond Index		6.98%	6.61%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

10

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Emerging Markets Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to provide high income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt securities of emerging market governments or companies located in emerging market countries (including so-called “frontier markets”). The Fund relies on a classification by either J.P. Morgan or the International Monetary Fund to determine which countries are considered emerging markets. The Fund normally will invest in at least three countries. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class I shares returned 0.98%, underperforming the 4.06% return of the Bloomberg Barclays EM USD Aggregate Total Return Index (the “benchmark”), which is a flagship hard currency Emerging Markets debt benchmark that includes USD-denominated debt from sovereign, quasi-sovereign, and corporate emerging market issuers.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Venezuela weighed on the Fund’s relative performance for the year ended September 30, 2020. The sanctioned bonds largely do not trade, yet mark-to-market pricing is ongoing. (Mark-to-market involves recording the price or value of a security to calculate its profits or losses.)

The Fund’s structural underweight, relative to the benchmark, to lower-spread, investment-grade markets, such as Chile, China, and the Gulf States, detracted during the reporting period, as those markets held up notably better during the sell-off that occurred earlier in 2020. Investment-grade countries outperformed high-yield countries over the period, and the Fund’s lower exposure to those markets held back performance.

Security selection related to oil and air travel in Brazil and Mexico detracted from relative returns. Fund holdings that declined following travel restrictions stemming from coronavirus containment measures included Azul Airlines and Mexico City Airport Trust. Two other Fund holdings, quasi-sovereign oil company Petrobras and state-owned Petroleos Mexicanos, underperformed amid volatile oil prices. The Fund’s investment in perpetual bonds from high-yield Banco do Brasil also fell during the reporting period.

The Fund’s underweight exposure to Lebanon added to relative performance, as the country experienced a series of crises over the period. Lebanese bonds were down sharply as investor demand shifted suddenly to safe-haven assets in March. The heavily indebted sovereign defaulted on its debt for the first time and continues to experience significant political instability.

Positioning in Argentina was also beneficial. The Fund’s overweight exposure to Argentina relative to the benchmark generated gains as the country successfully restructured its debt and recovered from oversold levels. The Fund’s selection of corporate issuers outperformed amid periods of increased demand for yield.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. As of September 30, 2020, the Fund held interest rate futures, currency forwards, non-deliverable forwards (NDF), credit default swaps, and index credit default swaps generating gross exposure of approximately 9.9%. Currency options and credit default swap index (CDX) swaptions were also held during the period. The use of currency forwards, futures, options, and swaps enhanced the Fund’s performance for the period.

Subadviser outlook

T. Rowe Price notes that, while the global slowdown and health care crisis have weighed on fundamentals in emerging markets and some of the more fragile countries could remain impaired, T. Rowe Price believes most countries should weather the storm and continue to gradually recover. Financial conditions have been supportive, and the new issue market has been healthy. On the other hand, valuations have moderated in recent months, and technicals were more balanced as of the end of the reporting period. Exogenous risks from developed markets picked up at the end of the reporting period as well. As a result, the Fund’s current outlook and positioning is relatively neutral.

11

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Emerging Markets Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/20
Sovereign Debt Obligations	60.9%
Corporate Debt	33.9%
U.S. Treasury Obligations	0.3%
Total Long-Term Investments	95.1%
Short-Term Investments and Other Assets and Liabilities	4.9%
Net Assets	100.0%

12

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	0.98%	1.28%
Bloomberg Barclays EM USD Aggregate Total Return Index		4.06%	5.08%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

13

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Large Cap Blend Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation through investments in common stock. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large cap companies. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class I shares returned 15.60%, underperforming the 16.01% return of the Russell 1000® Index (the “benchmark”), which measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2020, within the Fund’s large-cap value allocation, the consumer staples sector was the largest detractor from relative performance due to stock selection and an underweight allocation, relative to the benchmark. Within the sector, Fund holdings in the food products industry weighed the most on relative returns. The consumer discretionary sector also had an adverse impact on the Fund’s relative results due to unfavorable security selection. On the other hand, the information technology sector was the primary contributor to relative performance due to security selection, while an overweight allocation to the sector also contributed. Within the sector, Fund holdings in the software industry contributed the most. An underweight allocation, coupled with strong stock selection within the energy sector, aided relative returns. The real estate sector also boosted relative results due to favorable security selection.

Within the Fund’s large-cap growth allocation, the information technology sector was the primary detractor from relative returns due to unfavorable security selection and an underweight allocation. Within the sector, the technology hardware, storage, and peripherals industry weighed the most on relative results. Stock selection in the industrials and business services sector also had a negative impact on relative results. The consumer discretionary sector hindered relative performance due to security selection, although an overweight allocation partially offset the negative impact. Turning to the positive, favorable stock selection in the communication services sector contributed the most to relative returns, led by Fund holdings within the interactive media and services industry. The Fund’s significantly underweight allocation to the consumer staples sector also aided relative performance.

Subadviser outlook

T. Rowe Price notes that aggressive monetary and fiscal stimulus measures in the U.S. and several other countries have helped fuel a rally that saw major indexes bounce back from March lows to new highs during the third quarter of 2020. Fund management believes that the course of the coronavirus pandemic and the outcome of upcoming U.S. presidential and congressional elections will have a significant impact on the path to a sustainable recovery. While T. Rowe Price can envision a scenario in which public health, geopolitical, and idiosyncratic risks abate – creating a favorable environment for growth and risk assets – Fund management is also cognizant of the potential for downside surprises among these myriad risks. On balance, T. Rowe Price expects that the economic recovery will continue over the next 12 months, despite periodic volatility and, therefore, has sought opportunities to lean into risk in measured ways.

14

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Large Cap Blend Fund Largest Holdings (% of Net Assets) on 9/30/20
Microsoft Corp.	5.9%
Amazon.com, Inc.	5.6%
Apple, Inc.	3.4%
Alphabet, Inc. Class C	3.0%
Facebook, Inc. Class A	2.6%
Danaher Corp.	1.8%
NextEra Energy, Inc.	1.6%
Prologis, Inc.	1.6%
QUALCOMM, Inc.	1.5%
Visa, Inc. Class A	1.5%
28.5%

MassMutual Select T. Rowe Price Large Cap Blend Fund Sector Table (% of Net Assets) on 9/30/20
Technology	25.2%
Communications	18.4%
Consumer, Non-cyclical	16.3%
Financial	12.9%
Industrial	10.6%
Consumer, Cyclical	8.0%
Utilities	4.4%
Basic Materials	2.3%
Energy	1.4%
Mutual Funds	0.3%
Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%
Net Assets	100.0%

15

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	15.60%	11.22%
Russell 1000 Index		16.01%	12.92%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

16

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, and who is the Fund’s subadviser?

The Fund seeks a level of income that is consistent with the current rate of inflation. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. The Fund invests in a diversified portfolio of short- and intermediate-term investment-grade bonds. The Fund’s investments may include inflation-linked securities, including Treasury Inflation Protected Securities, as well as corporate, government, mortgage-backed, and asset-backed securities. The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class I shares returned 5.58%, outperforming the 5.36% return of the Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index (the “benchmark”), which includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 5 years, are rated investment grade, and have $250 million or more of outstanding face value.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

A slightly longer-than-benchmark duration posture, on average, was a leading contributor to the Fund’s relative outperformance, as real and nominal rates fell sharply across the yield curve in response to the pandemic and the Federal Reserve’s (the Fed) aggressive monetary policy response. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall. The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.)

The Fund’s positions in inflation swaps contributed to performance during the reporting period. The Fund increased its exposure to expanding breakeven spreads (which represent the yield differential between nominal Treasuries and TIPS) using these inflation-linked derivatives after inflation expectations cratered in the first quarter. Breakeven spreads widened back toward pre-pandemic levels over the final half of the period, as abundant monetary and fiscal stimulus boosted inflation expectations. An out-of-benchmark position in short-dated investment-grade corporates also contributed. Credit spreads rapidly retightened after the March sell-off as the Fed began purchasing shorter-maturity corporate credit and took other measures to restore investor confidence.

Some of the portfolio’s TIPS holdings detracted from relative performance. As a result of the extreme liquidity challenges in March, the Fund sold certain positions possessing better liquidity at inopportune prices to meet cash needs. The Fund added back to TIPS after volatility subsided. Small non-benchmark positions in securitized credit sectors also marginally detracted, as those markets were battered by the economic shutdown and recovered less rapidly than high-grade corporate debt. (Bond issuers create “securitized” bonds by pooling various types of contractual debt, such as mortgages, auto loans, or credit card debt.)

As of September 30, 2020, the Fund held interest rate futures, currency forwards, and inflation swaps generating gross exposure of approximately 94.4%. Interest rate future options and index credit default swaps were also held during the period. The estimated return impact from employing currency forwards was negligible; the use of futures and swaps enhanced the Fund’s performance, and the use of options detracted from the Fund’s full-period returns.

Subadviser outlook

T. Rowe Price believes that the economic rebound remains intact, but its strength is largely dependent on the ability of government (at all levels) to effectively manage the public health crisis. Moreover, the absence of a fiscal stimulus deal has fostered uncertainty over supplementary unemployment benefits and funding for state and local governments, posing an

17

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

additional risk for the U.S. economy. T. Rowe Price expects the Fed to keep its accommodative policies in place well into 2021, although the central bank is, in its view, unlikely to take additional actions to stimulate the economy unless fiscal stimulus from Congress remains on hold.

In this environment, Fund management believes inflation could remain subdued for some time. Although inflation may rise somewhat in 2021 from the current low levels, elevated unemployment and low oil prices could, in their view, limit inflation increases. Over a longer time horizon, T. Rowe Price believes that changing fiscal policies could contribute to a re-emergence of inflation.

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/20
U.S. Treasury Obligations	72.2%
Non-U.S. Government Agency Obligations	9.2%
Corporate Debt	6.1%
U.S. Government Agency Obligations and Instrumentalities	3.9%
Municipal Obligations	1.8%
Total Long-Term Investments	93.2%
Short-Term Investments and Other Assets and Liabilities	6.8%
Net Assets	100.0%

18

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	5.58%	3.94%
Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index		5.36%	3.85%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

19

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Real Assets Fund, and who is the Fund’s subadviser?

The Fund seeks to provide long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in “real assets” and securities of companies that derive at least 50% of their profits or revenues from, or commit at least 50% of assets to, real assets and activities related to real assets. The Fund’s subadviser currently defines real assets broadly and considers them to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price). In addition, T. Rowe Price Japan, Inc. serves as a sub-subadviser for the Fund.

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class I shares returned -3.68%, significantly underperforming the 10.44% return of the MSCI All Country World Index (ACWI) (the “benchmark”), which measures the performance of the large- and mid-cap segments of all country markets. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2020, the Fund’s security selection in its underlying U.S. real estate portfolio had a modestly negative impact on performance, as that sector trailed its style-specific benchmark.

Contributing to performance for the full period was the Fund’s security selection. Most notably, selection within the Fund’s allocation to commodities – which includes investments in natural resources, precious metals, and global metals – positively contributed to the Fund’s relative performance. The Fund’s performance was also lifted by Fund holdings within the real estate sector, which includes exposure to U.S. and global real estate investment trusts (REITs). Multi-asset overlays, which the Fund employs to efficiently implement desired positions, also had a positive impact on relative results.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. As of September 30, 2020, the Fund held currency forwards, index futures, and equity options generating gross exposure of approximately 5.0%. Currency options, equity total return swaps, interest rate futures, and rights were also held during the period. The estimated impact from using currency forwards was a drag on the Fund’s performance. The Fund’s use of futures and options contributed to full-period returns, whereas the Fund experienced a negligible return impact from the use of rights. Finally, the Fund’s use of swaps during the reporting period slightly hindered the Fund’s performance.

Subadviser outlook

T. Rowe Price notes that aggressive monetary and fiscal stimulus measures in the U.S. and several other countries have helped fuel a rally that saw major indexes bounce back from March lows to new highs during the third quarter of 2020. Fund management believes that the course of the coronavirus pandemic and the outcome of upcoming U.S. presidential and congressional elections will have a significant impact on the path to a sustainable recovery. While T. Rowe Price can envision a scenario in which public health, geopolitical, and idiosyncratic risks abate – creating a favorable environment for growth and risk assets – Fund management is also cognizant of the potential for downside surprises among these myriad risks. On balance, T. Rowe Price expects that the economic recovery will continue over the next 12 months, despite periodic volatility and, therefore, has sought opportunities to lean into risk in measured ways.

20

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Real Assets Fund Largest Holdings (% of Net Assets) on 9/30/20
BHP Group Ltd.	4.4%
Prologis, Inc.	2.8%
Equinix, Inc.	2.4%
Rio Tinto PLC	2.2%
AvalonBay Communities, Inc.	1.9%
Newmont Corp.	1.7%
Barrick Gold Corp.	1.7%
Camden Property Trust	1.4%
Digital Realty Trust, Inc.	1.3%
American Campus Communities, Inc.	1.3%
21.1%

MassMutual Select T. Rowe Price Real Assets Fund Sector Table (% of Net Assets) on 9/30/20
Basic Materials	40.6%
Financial	38.2%
Energy	7.4%
Industrial	4.8%
Utilities	3.1%
Mutual Funds	2.2%
Consumer, Cyclical	1.4%
Consumer, Non-cyclical	0.6%
Technology	0.4%
Purchase Options	0.0%
Total Long-Term Investments	98.7%
Short-Term Investments and Other Assets and Liabilities	1.3%
Net Assets	100.0%

21

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	-3.68%	1.09%
MSCI ACWI Index		10.44%	6.81%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

22

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in common stocks of small and mid cap companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small and mid cap companies. The Fund’s subadviser currently considers small and mid cap companies to include companies with market capitalizations at the time of purchase that are within the market capitalization range of companies included in either the Russell 2000® Index or the Russell Midcap® Index. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class I shares returned 10.97%, significantly outperforming the 2.22% return of the Russell 2500 Index (the “benchmark”), which measures the performance of the small- to mid-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on the combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s allocations to small-cap stocks outperformed their respective benchmarks, while performance among its allocations to mid-cap stocks was mixed.

The Fund’s small-cap stock allocation had positive absolute returns for the Fund. The information technology sector contributed the most to relative returns, due to favorable security selection. Within the sector, holdings in the software industry aided relative results. The real estate sector also contributed to relative returns due to favorable security selection and an underweight allocation, relative to the benchmark. Conversely, the consumer discretionary sector detracted the most from relative performance due to security selection, led by Fund holdings in the hotels, restaurants, and leisure industry.

The Fund’s small-cap growth allocation had positive absolute returns for the period, as Fund holdings within the information technology sector were the largest contributors to relative results. The health care sector also contributed to relative performance on strong security selection, led by Fund holdings in the health care equipment and supplies industry. On the downside, unfavorable stock selection, coupled with an underweight allocation to the consumer discretionary sector, detracted the most from relative results – driven by holdings in the hotels, restaurants, and leisure industry.

The small-cap value allocation experienced negative absolute returns. The financials sector contributed most to relative performance, as Fund holdings in the bank industry led relative returns. Stock selection and an overweight allocation to the health care sector aided relative performance. The consumer discretionary sector detracted the most from relative returns, as Fund holdings within the hotels, restaurants, and leisure industry fared the worst.

The mid-cap growth allocation had positive absolute returns during the reporting period. The consumer discretionary sector detracted the most from relative returns due to Fund holdings in the hotels, restaurants, and leisure industry. The information technology sector also hampered relative performance due to an unfavorable underweight allocation and security selection within the sector. Turning to the positive, the communication services sector contributed the most to relative performance due to an underweight allocation as well as Fund holdings in the media industry. A lack of exposure to the real estate sector also added value.

The mid-cap value allocation had negative absolute returns over the period. Less-than-favorable stock selection, coupled with a beneficial overweight allocation to the materials sector, contributed the most to relative returns. The health care sector boosted relative results due to an overweight allocation. On the downside, the energy sector detracted the most from relative results due to an overweight allocation to the sector, although favorable stock selection had a positive impact. Security selection within the communication services sector also weighed on relative returns, driven by Fund holdings in the interactive media and services industry.

23

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. As of September 30, 2020, the Fund held warrants generating minimal exposure. Rights were also held during the period. The estimated return impact from employing rights was slightly negative for the Fund’s performance, and there was a negligible return impact from the use of warrants.

Subadviser outlook

T. Rowe Price notes that aggressive monetary and fiscal stimulus measures in the U.S. and several other countries have helped fuel a rally that saw major indexes bounce back from March lows to new highs during the third quarter of 2020. Fund management believes that the course of the coronavirus pandemic and the outcome of upcoming U.S. presidential and congressional elections will have a significant impact on the path to a sustainable recovery. While T. Rowe Price can envision a scenario in which public health, geopolitical, and idiosyncratic risks abate – creating a favorable environment for growth and risk assets – Fund management is also cognizant of the potential for downside surprises among these myriad risks. On balance, T. Rowe Price expects that the economic recovery will continue over the next 12 months, despite periodic volatility and, therefore, has sought opportunities to lean into risk in measured ways.

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund Largest Holdings (% of Net Assets) on 9/30/20
Hologic, Inc.	1.1%
Clarivate PLC	0.9%
Ceridian HCM Holding, Inc.	0.8%
Veeva Systems, Inc. Class A	0.8%
DocuSign, Inc.	0.8%
Textron, Inc.	0.8%
Burlington Stores, Inc.	0.8%
CoStar Group, Inc.	0.7%
Cable One, Inc.	0.7%
Catalent, Inc.	0.7%
8.1%

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund Sector Table (% of Net Assets) on 9/30/20
Consumer, Non-cyclical	29.6%
Financial	15.1%
Industrial	13.8%
Technology	13.8%
Consumer, Cyclical	9.4%
Communications	5.4%
Basic Materials	4.2%
Energy	3.3%
Utilities	2.8%
Mutual Funds	0.4%
Diversified	0.2%
Total Long-Term Investments	98.0%
Short-Term Investments and Other Assets and Liabilities	2.0%
Net Assets	100.0%

24

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	10.97%	10.27%
Russell 2500 Index		2.22%	4.98%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

25

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, and who is the Fund’s subadviser?

The Fund seeks a high level of income consistent with capital preservation. Under normal circumstances, the Fund invests at least 85% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government and in repurchase agreements on U.S. Treasury securities. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

Effective October 5, 2020, the Fund changed its name to the MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund.

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class I shares returned 15.26%, underperforming the 16.34% return of the Bloomberg Barclays U.S. Long Treasury Total Return Index (the “benchmark”), an unmanaged index that measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2020, the Fund produced strong, positive absolute returns, but underperformed the benchmark. Treasury yields fell significantly during the reporting period. In an attempt to curtail the economic damage of the coronavirus, the Federal Reserve (the Fed) slashed its policy rate to near 0% in March and began purchasing roughly $120 billion of Treasuries and agency mortgage-backed securities (MBS) per month. (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.) The Fed’s interventions drove long-term Treasury yields to all-time lows and suppressed interest rate volatility.

In this environment, the Fund’s non-benchmark holdings of Ginnie Mae MBS added value. In mid-March, the risk premia for owning MBS over Treasuries reached their widest levels since the Global Financial Crisis. However, spreads tightened significantly as the Fed absorbed the increased MBS issuance that resulted from a surge in mortgage origination amid record-low rates. (Spreads represent the difference in yields between comparable Treasury and corporate bonds. Tightening spreads often reflect rising corporate bond prices; widening spreads often reflect falling corporate bond prices.)

Yield curve positioning detracted from relative performance. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) In early 2020, amid forecasts for improved economic growth, the Fund was positioned to reflect Fund management’s expectations for curve steepening. However, yields dropped and the curve flattened early in the pandemic.

As of September 30, 2020, the Fund held interest rate futures generating gross exposure of approximately 143%. Interest rate future options were also held during the period. The use of Futures had a significantly negative impact on the Fund’s performance; the use of options mildly detracted from returns for the period. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

T. Rowe Price notes that the potential for another wave of coronavirus infections and a shortage of stimulus spending through 2020 continue to cast uncertainty over the near-term U.S. economic outlook. Nonetheless, Fund management anticipates the potential for economic growth into 2021 – albeit at a less rapid pace than seen in the third quarter of 2020 – as strength in the housing and manufacturing sectors could meaningfully contribute to a continued recovery. T. Rowe Price foresees the possibility of improvement in the labor market, but cautions that ongoing, permanent layoffs could lead to an extended period of high unemployment.

26

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund – Portfolio Manager Report (Unaudited) (Continued)

Fund management believes that the recent evolution in the Fed’s inflation framework could prove consequential over the long run and has the potential to reinforce asset price inflation. Though they see potential for inflation breakeven spreads (which represent the yield differential between nominal Treasuries and TIPS) to widen somewhat through 2021, they feel that steady fiscal stimulus is ultimately needed to reduce slack in the economy and drive consumer prices meaningfully higher in the coming years.

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund Portfolio Characteristics (% of Net Assets) on 9/30/20
U.S. Treasury Obligations	89.1%
U.S. Government Agency Obligations and Instrumentalities	9.5%
Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%
Net Assets	100.0%

27

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	15.26%	14.79%
Bloomberg Barclays Long-Term U.S. Treasury Index		16.34%	15.41%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

28

MM Select Equity Asset Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 97.7%
COMMON STOCK — 97.7%
Basic Materials — 1.9%
Chemicals — 1.7%
Air Products & Chemicals, Inc.	3,204	$954,344
Celanese Corp.	8,258	887,322
Dow, Inc.	19,586	921,521
DuPont de Nemours, Inc.	15,361	852,228
Eastman Chemical Co.	21,850	1,706,922
Linde PLC	5,579	1,328,527
LyondellBasell Industries NV Class A	7,405	521,979
		7,172,843
Mining — 0.2%
Ferroglobe Representation & Warranty Insurance Trust (a) (b) (c)	3,141	—
Newmont Corp.	11,693	741,921
		741,921
		7,914,764
Communications — 16.8%
Internet — 12.4%
Alphabet, Inc. Class A (c)	5,619	8,235,206
Alphabet, Inc. Class C (c)	4,505	6,620,548
Amazon.com, Inc. (c)	6,883	21,672,709
Booking Holdings, Inc. (c)	1,010	1,727,787
Facebook, Inc. Class A (c)	33,889	8,875,529
Lyft, Inc. Class A (c)	6,744	185,797
Netflix, Inc. (c)	9,867	4,933,796
		52,251,372
Media — 2.4%
Altice USA, Inc. Class A (c)	15,439	401,414
Charter Communications, Inc. Class A (c)	6,688	4,175,586
Comcast Corp. Class A	89,654	4,147,394
Discovery, Inc. Class A (c) (d)	31,530	686,408
Discovery, Inc. Class C (c)	45,351	888,880
		10,299,682
Telecommunications — 2.0%
Cisco Systems, Inc.	32,617	1,284,784
Motorola Solutions, Inc.	1,446	226,747
T-Mobile US, Inc. (c)	21,693	2,480,811
Verizon Communications, Inc.	76,891	4,574,246
		8,566,588
		71,117,642
Consumer, Cyclical — 7.8%
Airlines — 0.3%
Delta Air Lines, Inc.	14,044	429,466

	Number of Shares	Value
Southwest Airlines Co.	18,205	$682,687
		1,112,153
Apparel — 1.0%
Carter’s, Inc.	11,150	965,367
NIKE, Inc. Class B	25,486	3,199,512
		4,164,879
Auto Manufacturers — 0.6%
Cummins, Inc.	8,232	1,738,269
General Motors Co.	25,802	763,481
		2,501,750
Auto Parts & Equipment — 0.1%
Magna International, Inc.	13,337	610,168
Home Builders — 0.4%
Lennar Corp. Class A	21,971	1,794,591
Lodging — 0.2%
Hilton Worldwide Holdings, Inc.	11,211	956,523
Retail — 5.2%
AutoZone, Inc. (c)	1,602	1,886,579
Best Buy Co., Inc.	22,770	2,534,073
Costco Wholesale Corp.	5,168	1,834,640
Dollar Tree, Inc. (c)	10,324	942,994
FF Group (b) (c)	294	1,655
The Home Depot, Inc.	17,161	4,765,782
Lowe’s Cos., Inc.	25,714	4,264,924
Ross Stores, Inc.	685	63,924
Target Corp.	16,488	2,595,541
The TJX Cos., Inc.	31,497	1,752,808
Yum! Brands, Inc.	14,950	1,364,935
		22,007,855
		33,147,919
Consumer, Non-cyclical — 22.2%
Agriculture — 1.2%
Altria Group, Inc.	59,450	2,297,148
Philip Morris International, Inc.	38,808	2,910,212
		5,207,360
Beverages — 1.2%
The Coca-Cola Co.	57,814	2,854,277
Constellation Brands, Inc. Class A	11,179	2,118,532
		4,972,809
Biotechnology — 1.8%
Alexion Pharmaceuticals, Inc. (c)	12,772	1,461,500
Amgen, Inc.	2,721	691,569
Biogen, Inc. (c)	4,005	1,136,138
Illumina, Inc. (c)	3,371	1,041,909
Regeneron Pharmaceuticals, Inc. (c)	2,694	1,508,047
Vertex Pharmaceuticals, Inc. (c)	6,681	1,818,034
		7,657,197

The accompanying notes are an integral part of the financial statements.

29

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Commercial Services — 2.7%
Automatic Data Processing, Inc.	7,467	$1,041,572
Booz Allen Hamilton Holding Corp.	4,925	408,676
Cintas Corp.	1,552	516,552
FleetCor Technologies, Inc. (c)	1,268	301,911
H&R Block, Inc. (d)	5,802	94,515
MarketAxess Holdings, Inc.	1,127	542,752
PayPal Holdings, Inc. (c)	26,589	5,238,831
S&P Global, Inc.	7,529	2,714,957
Verisk Analytics, Inc.	2,406	445,856
		11,305,622
Cosmetics & Personal Care — 1.7%
The Estee Lauder Cos., Inc. Class A	4,200	916,650
The Procter & Gamble Co.	44,591	6,197,703
		7,114,353
Foods — 0.9%
China Huishan Dairy Holdings Co. Ltd. (a) (b) (c)	44,000	—
Conagra Brands, Inc.	7,300	260,683
The Kroger Co.	20,646	700,106
Mondelez International, Inc. Class A	50,431	2,897,261
		3,858,050
Health Care – Products — 3.8%
ABIOMED, Inc. (c)	659	182,583
Baxter International, Inc.	24,507	1,970,853
Boston Scientific Corp. (c)	36,390	1,390,462
Edwards Lifesciences Corp. (c)	5,402	431,188
Intuitive Surgical, Inc. (c)	1,170	830,162
Medtronic PLC	33,574	3,489,010
Thermo Fisher Scientific, Inc.	11,385	5,026,705
Zimmer Biomet Holdings, Inc.	18,625	2,535,607
		15,856,570
Health Care – Services — 1.7%
Anthem, Inc.	5,192	1,394,519
Centene Corp. (c)	4,771	278,293
DaVita, Inc. (c)	231	19,785
Town Health International Medical Group Ltd. (b) (c)	62,000	5,520
UnitedHealth Group, Inc.	17,496	5,454,728
		7,152,845
Household Products & Wares — 0.7%
Avery Dennison Corp.	7,292	932,209
Kimberly-Clark Corp.	14,365	2,121,136
		3,053,345
Pharmaceuticals — 6.5%
AbbVie, Inc.	49,677	4,351,209
Becton Dickinson and Co.	5,530	1,286,720

	Number of Shares	Value
Bristol-Myers Squibb Co.	67,072	$4,043,771
Cigna Corp.	12,657	2,144,222
DexCom, Inc. (c)	1,386	571,351
Eli Lilly and Co.	22,598	3,344,956
Johnson & Johnson	25,033	3,726,913
McKesson Corp.	15,370	2,289,054
Merck & Co., Inc.	61,554	5,105,904
Pfizer, Inc.	18,911	694,034
		27,558,134
		93,736,285
Energy — 2.0%
Oil & Gas — 1.7%
Brightoil Petroleum Holdings Ltd. (b) (c)	52,000	10,064
Cabot Oil & Gas Corp.	7,022	121,902
Chevron Corp.	36,249	2,609,928
Diamondback Energy, Inc.	12,673	381,711
EOG Resources, Inc.	34,332	1,233,892
Exxon Mobil Corp.	17,326	594,802
Phillips 66	21,191	1,098,541
Pioneer Natural Resources Co.	15,958	1,372,228
		7,423,068
Pipelines — 0.3%
Cheniere Energy, Inc. (c)	8,964	414,764
Kinder Morgan, Inc.	32,281	398,025
The Williams Cos., Inc.	17,860	350,949
		1,163,738
		8,586,806
Financial — 13.3%
Banks — 4.0%
Bank of America Corp.	77,848	1,875,358
Citigroup, Inc.	87,872	3,788,162
Citizens Financial Group, Inc.	32,057	810,401
The Goldman Sachs Group, Inc.	4,851	974,906
KeyCorp	109,736	1,309,151
Morgan Stanley	51,187	2,474,891
Regions Financial Corp.	84,670	976,245
State Street Corp.	15,780	936,227
Truist Financial Corp.	14,828	564,205
US Bancorp	25,793	924,679
Wells Fargo & Co.	88,986	2,092,061
		16,726,286
Diversified Financial Services — 4.1%
BlackRock, Inc.	4,590	2,586,695
Calamos Asset Management, Inc. (a) (b) (c)	730	—
Capital One Financial Corp.	22,761	1,635,606
Intercontinental Exchange, Inc.	10,080	1,008,504

The accompanying notes are an integral part of the financial statements.

30

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mastercard, Inc. Class A	22,549	$7,625,395
T. Rowe Price Group, Inc.	3,002	384,916
Visa, Inc. Class A	20,406	4,080,588
		17,321,704
Insurance — 3.4%
The Allstate Corp.	22,592	2,126,811
American International Group, Inc.	12,823	353,017
Berkshire Hathaway, Inc. Class B (c)	32,104	6,836,226
Chubb Ltd.	9,859	1,144,827
Convoy Global Holdings Ltd. (b) (c)	42,000	905
The Hartford Financial Services Group, Inc.	15,482	570,667
Marsh & McLennan Cos., Inc.	7,529	863,576
MetLife, Inc.	4,694	174,476
The Progressive Corp.	23,796	2,252,767
Voya Financial, Inc.	5,461	261,746
		14,585,018
Real Estate Investment Trusts (REITS) — 1.8%
Camden Property Trust	10,490	933,400
Equinix, Inc.	2,937	2,232,502
Equity LifeStyle Properties, Inc.	6,091	373,378
Mid-America Apartment Communities, Inc.	6,538	758,081
Prologis, Inc.	24,016	2,416,490
Realty Income Corp.	3,122	189,661
Sun Communities, Inc.	2,001	281,361
UDR, Inc.	4,336	141,397
Ventas, Inc.	11,506	482,792
		7,809,062
		56,442,070
Industrial — 7.3%
Aerospace & Defense — 1.0%
General Dynamics Corp.	4,898	678,030
Northrop Grumman Corp.	5,277	1,664,841
Raytheon Technologies Corp.	33,042	1,901,237
		4,244,108
Building Materials — 0.6%
Carrier Global Corp.	36,675	1,120,055
Masco Corp.	25,310	1,395,340
		2,515,395
Electrical Components & Equipment — 0.2%
Emerson Electric Co.	15,566	1,020,663
Electronics — 1.3%
Honeywell International, Inc.	28,048	4,616,981
TE Connectivity Ltd.	7,243	707,931
Waters Corp. (c)	1,019	199,398
		5,524,310

	Number of Shares	Value
Engineering & Construction — 0.0%
Hsin Chong Group Holdings Ltd. (a) (b) (c)	40,000	$—
Hand & Machine Tools — 0.7%
Snap-on, Inc.	4,270	628,245
Stanley Black & Decker, Inc.	13,420	2,176,724
		2,804,969
Machinery – Diversified — 0.3%
Deere & Co.	5,473	1,212,981
Miscellaneous - Manufacturing — 1.5%
Eaton Corp. PLC	28,960	2,954,789
Parker-Hannifin Corp.	9,843	1,991,633
Trane Technologies PLC	11,402	1,382,492
		6,328,914
Packaging & Containers — 0.4%
Crown Holdings, Inc. (c)	10,646	818,251
Packaging Corp. of America	2,913	317,663
WestRock Co.	15,168	526,936
		1,662,850
Transportation — 1.3%
CSX Corp.	20,808	1,616,157
Norfolk Southern Corp.	15,389	3,293,092
Union Pacific Corp.	2,916	574,073
		5,483,322
		30,797,512
Technology — 23.5%
Computers — 8.9%
Accenture PLC Class A	15,420	3,484,766
Apple, Inc.	252,444	29,235,540
Fortinet, Inc. (c)	2,103	247,754
HP, Inc.	49,450	939,056
International Business Machines Corp.	19,532	2,376,458
Leidos Holdings, Inc.	17,423	1,553,260
		37,836,834
Semiconductors — 5.5%
Advanced Micro Devices, Inc. (c)	27,131	2,224,471
Analog Devices, Inc.	22,566	2,634,355
Applied Materials, Inc.	35,135	2,088,776
Intel Corp.	18,648	965,594
Lam Research Corp.	4,975	1,650,456
Microchip Technology, Inc.	7,890	810,776
Micron Technology, Inc. (c)	23,840	1,119,526
NVIDIA Corp.	7,526	4,073,222
NXP Semiconductor NV	14,684	1,832,710
Qorvo, Inc. (c)	8,494	1,095,811

The accompanying notes are an integral part of the financial statements.

31

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
QUALCOMM, Inc.	5,894	$693,606
Texas Instruments, Inc.	28,870	4,122,347
		23,311,650
Software — 9.1%
Electronic Arts, Inc. (c)	4,755	620,100
Intuit, Inc.	9,419	3,072,572
Microsoft Corp.	131,222	27,599,923
MSCI, Inc.	1,617	576,913
salesforce.com, Inc. (c)	21,868	5,495,866
Workday, Inc. Class A (c)	4,493	966,579
		38,331,953
		99,480,437
Utilities — 2.9%
Electric — 2.9%
Ameren Corp.	8,550	676,134
CMS Energy Corp.	16,499	1,013,203
DTE Energy Co.	8,690	999,698
Entergy Corp.	21,919	2,159,679
FirstEnergy Corp.	8,363	240,102
NextEra Energy, Inc.	15,533	4,311,339
Public Service Enterprise Group, Inc.	25,979	1,426,507
Sempra Energy	4,389	519,482
Xcel Energy, Inc.	10,874	750,415
		12,096,559

TOTAL COMMON STOCK (Cost $338,165,461)		413,319,994

TOTAL EQUITIES (Cost $338,165,461)		413,319,994

WARRANTS — 0.0%
Consumer, Non-cyclical — 0.0%
Commercial Services — 0.0%
Ezion Holdings Ltd. Expires 4/16/23, Strike 0.2763 SGD (a) (b) (c)	14,640	—
Industrial — 0.0%
Engineering & Construction — 0.0%
Abengoa SA, Expires 3/31/25, Strike 0.0002 EUR (c)	11,608	65

TOTAL WARRANTS (Cost $0)		65

	Number of Shares	Value
RIGHTS — 0.0%
Consumer, Non-cyclical — 0.0%
Biotechnology — 0.0%
Tobira Therapeutics, Inc. CVR (a) (b) (c)	505	$3,843

TOTAL RIGHTS (Cost $30)		3,843

MUTUAL FUNDS — 0.0%
Diversified Financial Services — 0.0%
State Street Navigator Securities Lending Prime Portfolio (e)	99,346	99,346

TOTAL MUTUAL FUNDS (Cost $99,346)		99,346

TOTAL LONG-TERM INVESTMENTS (Cost $338,264,837)		413,423,248
	Principal Amount
SHORT-TERM INVESTMENTS — 1.8%
Repurchase Agreement — 1.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (f)	$7,623,292	7,623,292

TOTAL SHORT-TERM INVESTMENTS (Cost $7,623,292)		7,623,292

TOTAL INVESTMENTS — 99.5% (Cost $345,888,129) (g)		421,046,540

Other Assets/(Liabilities) — 0.5%		2,037,048

NET ASSETS — 100.0%		$423,083,588

The accompanying notes are an integral part of the financial statements.

32

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

Abbreviation Legend

CVR	Contingent Value Rights

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Investment was valued using significant unobservable inputs.
(b)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2020, these securities amounted to a value of $21,987 or 0.01% of net assets.

(c)	Non-income producing security.
(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $115,746 or 0.03% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $19,004 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(e)	Represents investment of security lending cash collateral. (Note 2).
(f)

Maturity value of $7,623,292. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $7,775,851.

(g)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
S&P 500 E Mini Index	12/18/20	47	$7,774,683	$102,517

Currency Legend

EUR	Euro
SGD	Singapore Dollar

The accompanying notes are an integral part of the financial statements.

33

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments
September 30, 2020

	Principal Amount	Value
BONDS & NOTES — 93.4%
BANK LOANS — 1.9%
Advertising — 0.1%
Lamar Media Corp., 2020 Term Loan B, 1 mo. LIBOR + 1.500%
1.659% VRN 2/05/27	$355,000	$346,863
Aerospace & Defense — 0.0%
TransDigm, Inc., 2020 Term Loan G, 1 mo. LIBOR + 2.250%
2.397% VRN 8/22/24	279,296	263,905
Auto Parts & Equipment — 0.0%
Clarios Global LP, USD Term Loan B, 1 mo. LIBOR + 3.500%
3.647% VRN 4/30/26	336,103	326,964
Automotive & Parts — 0.0%
PQ Corp., 2018 Term Loan B, 3 mo. LIBOR + 2.250%
2.511% VRN 2/07/27	180,769	176,024
Biotechnology — 0.1%
Aldevron LLC, 2019 Term Loan B, 1 mo. LIBOR + 4.250%
5.250% VRN 10/12/26	448,099	447,911
Commercial Services — 0.1%
Refinitiv US Holding, Inc., 2018 USD Term Loan, 1 mo. LIBOR + 3.250%
3.397% VRN 10/01/25	274,476	271,487
Weight Watchers International, Inc., 2017 Term Loan B, 1 mo. LIBOR + 4.750%
5.500% VRN 11/29/24	78,556	78,183
		349,670
Computers — 0.1%
Western Digital Corp.
2018 Term Loan A, 1 mo. LIBOR + 1.500%
1.656% VRN 2/27/23	411,795	401,158
2018 Term Loan B4, 1 mo. LIBOR + 1.750%
1.906% VRN 4/29/23	331,445	328,250
		729,408
Distribution & Wholesale — 0.0%
KAR Auction Services, Inc., 2019 Term Loan B6, 1 mo. LIBOR + 2.250%
2.438% VRN 9/19/26	39,600	38,115

	Principal Amount	Value
Diversified Financial Services — 0.0%
AI Alpine AT Bidco GmbH, 2018 USD Term Loan B, 6 mo. LIBOR + 3.000%
4.209% VRN 10/31/25	$106,961	$98,404
Electric — 0.0%
Eastern Power LLC, Term Loan B, 3 mo. LIBOR + 3.750%
4.750% VRN 10/02/25	240,753	238,497
Environmental Controls — 0.1%
Filtration Group Corp., 2018 1st Lien Term Loan, 1 mo. LIBOR + 3.000%
3.147% VRN 3/29/25	247,362	242,146
GFL Environmental, Inc., 2018 USD Term Loan B, 1 mo. LIBOR + 3.000%
4.000% VRN 5/30/25	250,817	249,437
		491,583
Foods — 0.0%
Atkins Nutritionals Holdings II, Inc., 2017 Term Loan B, 1 mo. LIBOR + 3.750%
4.750% VRN 7/07/24	120,282	120,358
Health Care – Products — 0.0%
Avantor Funding, Inc., USD Term Loan B3, 1 mo. LIBOR + 2.250%
3.250% VRN 11/21/24	128,206	126,337
Health Care – Services — 0.1%
ATI Holdings Acquisition, Inc., 2016 Term Loan,
0.000% 5/10/23 (a)	184,038	174,031
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, 1 mo. LIBOR + 3.750%
3.897% VRN 11/17/25	172,857	167,671
Wink Holdco, Inc., 1st Lien Term Loan B, 1 mo. LIBOR + 3.000%
4.000% VRN 12/02/24	392,169	390,699
		732,401
Insurance — 0.3%
Acrisure LLC, 2020 Term Loan B, 1 mo. LIBOR + 3.500%
3.647% VRN 2/15/27	199,000	191,786
Alliant Holdings Intermediate LLC, 2018 Term Loan B, 1 mo. LIBOR + 2.750%
2.897% VRN 5/09/25	344,566	334,187

The accompanying notes are an integral part of the financial statements.

34

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
AssuredPartners Capital, Inc., 2020 Incremental Term Loan B, 1 mo. LIBOR + 4.500%
5.500% VRN 2/12/27	$234,074	$233,002
Asurion LLC
2017 Term Loan B4, 1 mo. LIBOR + 3.000%
3.147% VRN 8/04/22	254,986	251,745
2018 Term Loan B7, 1 mo. LIBOR + 3.000%
3.147% VRN 11/03/24	392,470	385,359
2017 2nd Lien Term Loan, 1 mo. LIBOR + 6.500%
6.647% VRN 8/04/25	93,939	93,959
Hub International Ltd.
2018 Term Loan B, 3 mo. LIBOR + 3.000%
3.264% VRN 4/25/25	290,469	280,358
2019 Incremental Term Loan B, 3 mo. LIBOR + 4.000%
5.000% VRN 4/25/25	337,450	335,868
USI, Inc., 2017 Repriced Term Loan, 3 mo. LIBOR + 3.000%
3.220% VRN 5/16/24	258,667	249,828
		2,356,092
Investment Companies — 0.1%
UFC Holdings LLC, 2019 Term Loan, 6 mo. LIBOR + 3.250%
4.250% VRN 4/29/26	429,532	421,479
Lodging — 0.1%
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, 1 mo. LIBOR + 2.750%
2.897% VRN 12/23/24	382,051	356,997
Marriott Ownership Resorts, Inc., 2019 Term Loan B, 1 mo. LIBOR + 1.750%
1.897% VRN 8/29/25	521,063	496,963
		853,960
Machinery - Diversified — 0.0%
Vertical US Newco, Inc., USD Term Loan B, 6 mo. LIBOR + 4.250%
4.570% VRN 7/30/27	245,000	242,682
Media — 0.0%
CSC Holdings LLC
2017 1st Lien Term Loan, 1 mo. LIBOR + 2.250%
2.402% VRN 7/17/25	135,695	131,042

	Principal Amount	Value
2018 Incremental Term Loan, 1 mo. LIBOR + 2.250%
2.402% VRN 1/15/26	$115,587	$111,517
		242,559
Metal Fabricate & Hardware — 0.0%
Advanced Drainage Systems, Inc., Term Loan B, 1 mo. LIBOR + 2.250%
2.438% VRN 7/31/26	42,802	42,659
Packaging & Containers — 0.1%
Charter NEX US, Inc.
Incremental Term Loan, 1 mo. LIBOR + 3.250%
3.397% VRN 5/16/24	304,642	296,710
2017 Term Loan B, 1 mo. LIBOR + 2.750%
3.750% VRN 5/16/24	302,842	295,019
Flex Acquisition Co., Inc.
2018 Incremental Term Loan, 3 mo. LIBOR + 3.250%
3.546% VRN 6/29/25	75,000	72,656
1st Lien Term Loan, 3 mo. LIBOR + 3.000%
4.000% VRN 12/29/23	216,747	211,599
Reynolds Group Holdings, Inc., USD 2017 Term Loan, 1 mo. LIBOR + 2.750%, PRIME + 1.750%
2.897% - 5.000% VRN 2/05/23	154,859	152,788
		1,028,772
Pharmaceuticals — 0.0%
Bausch Health Cos., Inc., 2018 Term Loan B, 1 mo. LIBOR + 3.000%
3.151% VRN 6/02/25	92,271	90,330
Pipelines — 0.1%
Buckeye Partners LP, 2019 Term Loan B, 1 mo. LIBOR + 2.750%
2.897% VRN 11/01/26	383,075	375,414
Retail — 0.1%
KFC Holding Co., 2018 Term Loan B, 1 mo. LIBOR + 1.750%
1.900% VRN 4/03/25	790,698	770,765
Software — 0.4%
Applied Systems, Inc., 2017 1st Lien Term Loan, 3 mo. LIBOR + 3.250%
4.250% VRN 9/19/24	396,132	393,284
Ascend Learning LLC, 2017 Term Loan B, 1 mo. LIBOR + 3.000%
4.000% VRN 7/12/24	247,449	243,737

The accompanying notes are an integral part of the financial statements.

35

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Camelot U.S. Acquisition 1 Co.
Term Loan B,
0.000% 10/30/26 (a)	$110,000	$109,404
2020 Incremental Term Loan B,
3.147% 10/30/26	104,213	102,096
CCC Information Services, Inc, 2017 1st Lien Term Loan, 1 mo. LIBOR + 3.000%
4.000% VRN 4/29/24	352,211	349,203
Emerald TopCo, Inc., Term Loan, 3 mo. LIBOR + 3.500%
3.761% VRN 7/24/26	267,300	256,776
Hyland Software, Inc., 2018 1st Lien Term Loan,
0.000% 7/01/24 (a)	403,969	401,865
Solera LLC, USD Term Loan B, 2 mo. LIBOR + 2.750%
2.938% VRN 3/03/23	148,446	145,189
The Ultimate Software Group, Inc.
2020 Incremental Term Loan B, 3 mo. LIBOR + 4.000%
4.750% VRN 5/04/26	580,000	577,900
2020 2nd Lien Incremental Term Loan, 3 mo. LIBOR + 6.750%
7.500% VRN 5/03/27	75,000	76,250
		2,655,704
Telecommunications — 0.1%
Iridium Satellite LLC, Term Loan, 1 mo. LIBOR + 3.750%
4.750% VRN 11/04/26	203,975	203,320
Level 3 Financing, Inc., 2019 Term Loan B, 1 mo. LIBOR + 1.750%
1.897% VRN 3/01/27	286,729	277,499
		480,819
Transportation — 0.0%
Mileage Plus Holdings LLC, 2020 Term Loan B, 3 mo. LIBOR + 5.250%
6.250% VRN 6/25/27	270,000	274,201

TOTAL BANK LOANS (Cost $14,498,798)		14,321,876

CORPORATE DEBT — 34.7%
Advertising — 0.0%
Omnicom Group, Inc./Omnicom Capital, Inc.
3.650% 11/01/24	75,000	82,511

	Principal Amount	Value
Aerospace & Defense — 0.0%
TransDigm, Inc.
8.000% 12/15/25 (b)	$135,000	$146,813
Agriculture — 0.4%
BAT Capital Corp.
3.222% 8/15/24	220,000	235,382
3.557% 8/15/27	770,000	831,608
BAT International Finance PLC
1.668% 3/25/26	205,000	205,697
3.250% 6/07/22 (b)	450,000	468,997
3.950% 6/15/25 (b)	786,000	873,304
Bunge Finance Europe BV
1.850% 6/16/23 EUR (c)	220,000	262,680
Reynolds American, Inc.
4.450% 6/12/25	395,000	444,509
		3,322,177
Airlines — 0.2%
American Airlines Pass Through Trust
Series 2017-2, Class B, 3.700% 4/15/27	661,366	420,743
Series 2016-3, Class B, 3.750% 4/15/27	237,608	166,031
Series 2017-2, Class A, 3.350% 4/15/31	936,343	886,955
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.500% 10/20/25 (b)	10,000	10,269
United Airlines Pass Through Trust
2.900% 11/01/29	160,000	139,084
2.700% 11/01/33	100,000	94,594
		1,717,676
Auto Manufacturers — 1.1%
American Honda Finance Corp.
1.950% 10/18/24 EUR (c)	200,000	251,186
FCE Bank PLC
0.869% 9/13/21 EUR (b) (c)	200,000	229,507
1.660% 2/11/21 EUR (b) (c)	225,000	261,519
General Motors Financial Co., Inc.
2.200% 4/01/24 EUR (b) (c)	370,000	445,391
3.200% 7/06/21	65,000	65,984
4.000% 10/06/26	620,000	664,364
4.200% 3/01/21	150,000	151,837
4.350% 4/09/25	750,000	813,618
5.100% 1/17/24	435,000	475,021
Hyundai Capital America
1.800% 10/15/25 (b)	300,000	298,413
2.375% 2/10/23 (b)	515,000	528,720

The accompanying notes are an integral part of the financial statements.

36

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Volkswagen Bank GmbH
1.875% 1/31/24 EUR (b) (c)	$100,000	$122,006
2.500% 7/31/26 EUR (b) (c)	700,000	893,399
Volkswagen Group of America Finance LLC
2.850% 9/26/24 (b)	285,000	302,243
3.200% 9/26/26 (b)	1,320,000	1,442,939
3.350% 5/13/25 (b)	500,000	545,973
Volkswagen International Finance NV
1.875% 3/30/27 EUR (b) (c)	300,000	374,049
Volkswagen Leasing GmbH
1.500% 6/19/26 EUR (b) (c)	145,000	175,762
1.625% 8/15/25 EUR (b) (c)	450,000	547,988
		8,589,919
Auto Parts & Equipment — 0.0%
Clarios Global LP/Clarios US Finance Co.
6.250% 5/15/26 (b)	120,000	125,826
Banks — 7.2%
ABN AMRO Bank NV
6.375% 4/27/21 EUR (b) (c)	200,000	242,720
AIB Group PLC
2.250% 7/03/25 EUR (b) (c)	300,000	374,678
3 mo. USD LIBOR + 1.874% 4.263% VRN 4/10/25 (b)	640,000	687,523
Arion Banki HF
1.000% 3/20/23 EUR (b) (c)	150,000	177,204
1.625% 12/01/21 EUR (b) (c)	100,000	119,377
Banco Bilbao Vizcaya Argentaria SA
0.375% 10/02/24 EUR (b) (c)	200,000	231,409
Banco Comercial Portugues SA 5 year EUR Swap + 4.267%
4.500% VRN 12/07/27 EUR (b) (c)	100,000	112,594
Banco de Bogota SA
4.375% 8/03/27 (b)	500,000	524,650
4.375% 8/03/27 (b)	350,000	367,255
6.250% 5/12/26 (b)	250,000	271,252
Banco de Sabadell SA
0.875% 3/05/23 EUR (b) (c)	200,000	236,395
Banco Santander SA
1.125% 1/17/25 EUR (b) (c)	300,000	361,410
2.746% 5/28/25	1,200,000	1,258,744
3.490% 5/28/30	200,000	218,080
Bangkok Bank PCL 5 year CMT + 1.900%
3.733% VRN 9/25/34 (b)	1,200,000	1,177,250
Bangkok Bank PCL/Hong Kong
4.450% 9/19/28 (b)	330,000	381,916

	Principal Amount	Value
Bank of America Corp.
SOFR + 1.530% 1.898% VRN 7/23/31	$550,000	$546,705
2.375% 6/19/24 EUR (b) (c)	150,000	190,094
2.375% 6/19/24 EUR (b) (c)	150,000	190,094
3 mo. USD LIBOR + .990% 2.496% VRN 2/13/31	430,000	452,083
SOFR + 2.150% 2.592% VRN 4/29/31	585,000	622,394
SOFR + 1.930% 2.676% VRN 6/19/41	445,000	454,381
3 mo. USD LIBOR + 1.040% 3.419% VRN 12/20/28	50,000	55,639
3 mo. USD LIBOR + 1.060% 3.559% VRN 4/23/27	495,000	552,880
3.950% 4/21/25	1,365,000	1,516,292
3 mo. USD LIBOR + 1.310% 4.271% VRN 7/23/29	1,615,000	1,894,495
Barclays Bank PLC
5.140% 10/14/20	200,000	200,282
Barclays PLC
5 year EUR Swap + 2.450% 2.625% VRN 11/11/25 EUR (b) (c)	200,000	234,655
3 mo. USD LIBOR + 2.452% 2.852% VRN 5/07/26	670,000	696,859
3 mo. USD LIBOR + 1.610% 3.932% VRN 5/07/25	475,000	511,542
3 mo. USD LIBOR + 1.400% 4.610% VRN 2/15/23	1,340,000	1,402,293
BBVA Bancomer SA
4.375% 4/10/24 (b)	900,000	968,634
5 year CMT + 2.650% 5.125% VRN 1/18/33 (b)	300,000	288,750
5 year CMT + 4.308% 5.875% VRN 9/13/34 (b)	1,000,000	1,015,810
CaixaBank SA
1.125% 5/17/24 EUR (b) (c)	100,000	120,740
5 year EUR Swap + 2.350% 2.750% VRN 7/14/28 EUR (b) (c)	700,000	843,478
Citigroup, Inc. SOFR + 2.750%
3.106% VRN 4/08/26	475,000	514,110
Cooperatieve Rabobank UA
4.625% 5/23/29 GBP (b) (c)	150,000	237,306
Credit Agricole SA
0.875% 1/14/32 EUR (b) (c)	200,000	238,210
1.000% 9/16/24 EUR (b) (c)	200,000	244,761
Credit Suisse Group AG
BPSW1 + 1.230% 2.125% VRN 9/12/25 GBP (b) (c)	250,000	333,048
SOFR + 2.044% 2.193% VRN 6/05/26 (b)	475,000	489,269

The accompanying notes are an integral part of the financial statements.

37

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SOFR + 1.560% 2.593% VRN 9/11/25 (b)	$760,000	$793,627
SOFR + 3.730% 4.194% VRN 4/01/31 (b)	1,495,000	1,725,963
Danske Bank A/S
5 year EUR Swap + 1.700% 1.375% VRN 2/12/30 EUR (b) (c)	200,000	232,316
5 year EUR Swap + 1.520% 2.750% VRN 5/19/26 EUR (b) (c)	200,000	237,361
3 mo. USD LIBOR + 1.249% 3.001% VRN 9/20/22 (b)	200,000	203,796
3 mo. USD LIBOR + 1.591% 3.244% VRN 12/20/25 (b)	255,000	270,631
3.875% 9/12/23 (b)	5,000	5,383
5.375% 1/12/24 (b)	200,000	224,961
Dexia Credit Local SA
0.625% 1/21/22 EUR (b) (c)	300,000	356,715
Discover Bank
4.650% 9/13/28	405,000	476,658
DNB Boligkreditt AS
1.875% 11/21/22 EUR (b) (c)	100,000	123,202
Fifth Third Bancorp
2.550% 5/05/27	180,000	193,824
The Goldman Sachs Group, Inc.
1.375% 5/15/24 EUR (b) (c)	40,000	48,216
1.625% 7/27/26 EUR (b) (c)	140,000	174,811
3.500% 11/16/26	745,000	824,130
HDFC Bank Ltd.
8.100% 3/22/25 INR (b) (c)	30,000,000	419,794
Heta Asset Resolution AG
2.375% 12/13/22 EUR (b) (c)	1,100,000	1,362,962
HSBC Holdings PLC
SOFR + 1.929% 2.099% VRN 6/04/26	610,000	617,296
3 mo. USD LIBOR + .987% 3.950% VRN 5/18/24	395,000	422,529
3 mo. USD LIBOR + .987% 3.950% VRN 5/18/24	475,000	508,104
6.500% 5/20/24 GBP (b) (c)	100,000	153,180
ING Bank NV 5 year EUR Swap + 2.250%
3.625% VRN 2/25/26 EUR (b) (c)	100,000	118,722
Intesa Sanpaolo SpA
1.000% 7/04/24 EUR (b) (c)	300,000	357,414
JP Morgan Chase & Co.
SOFR + 1.890% 2.182% VRN 6/01/28	675,000	704,272
SOFR + 2.040% 2.522% VRN 4/22/31	560,000	595,881
SOFR + 1.510% 2.739% VRN 10/15/30	445,000	476,743

	Principal Amount	Value
SOFR + 2.515% 2.956% VRN 5/13/31	$2,320,000	$2,489,138
Kreditanstalt fuer Wiederaufbau
4.700% 6/02/37 CAD (c)	75,000	80,925
4.700% 6/02/37 CAD (c)	65,000	70,135
Landsbankinn HF
1.000% 5/30/23 EUR (b) (c)	100,000	118,242
1.625% 3/15/21 EUR (b) (c)	740,000	873,729
Morgan Stanley
3 mo. EURIBOR + .753% 0.637% VRN 7/26/24 EUR (c)	100,000	118,631
1.375% 10/27/26 EUR (c)	100,000	123,973
3.125% 7/27/26	1,380,000	1,527,744
3.700% 10/23/24	1,120,000	1,242,591
The Nationale-Nederlanden Bank NV
0.375% 2/26/25 EUR (b) (c)	100,000	118,182
Natwest Group PLC
3.875% 9/12/23	810,000	868,482
5.125% 5/28/24	340,000	372,860
Nordea Hypotek AB
1.250% 5/19/21 SEK (b) (c)	5,800,000	653,031
QNB Finance Ltd.
2.750% 2/12/27 (b)	800,000	833,992
Santander UK Group Holdings PLC 1 year CMT + 1.250%
1.532% VRN 8/21/26	835,000	822,141
Shinhan Bank Co. Ltd.
3.875% 3/24/26 (b)	400,000	440,598
Societe Generale SA 5 year EUR Swap + 1.830%
2.500% VRN 9/16/26 EUR (b) (c)	400,000	475,999
Stadshypotek AB
2.000% 9/01/28 SEK (b) (c)	7,000,000	877,647
Standard Chartered PLC 5 year CMT + 3.850%
4.644% VRN 4/01/31 (b)	2,030,000	2,336,696
UBS AG
1.375% 4/16/21 EUR (b) (c)	170,000	201,306
UBS Group AG 1 year CMT + 1.080%
1.364% VRN 1/30/27 (b)	235,000	234,876
UniCredit SpA
2.000% 3/04/23 EUR (b) (c)	200,000	244,569
EUAMDB05 + 4.739% 4.875% VRN 2/20/29 EUR (b) (c)	200,000	248,253
Wells Fargo & Co.
SOFR + 2.000% 2.188% VRN 4/30/26	1,235,000	1,288,142
SOFR + 2.100% 2.393% VRN 6/02/28	1,105,000	1,152,824

The accompanying notes are an integral part of the financial statements.

38

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
3 mo. USD LIBOR + 1.170% 2.879% VRN 10/30/30	$2,145,000	$2,303,510
SOFR + 2.530% 3.068% VRN 4/30/41	450,000	470,745
4.300% 7/22/27	290,000	332,272
		54,106,985
Beverages — 0.0%
Anheuser-Busch InBev SA/NV
2.000% 1/23/35 EUR (b) (c)	150,000	191,028
Building Materials — 0.3%
Boral Finance Pty Ltd.
3.000% 11/01/22 (b)	170,000	173,676
3.750% 5/01/28 (b)	1,060,000	1,098,826
Cemex SAB de CV
6.125% 5/05/25 (b)	300,000	309,000
CRH Finance UK PLC
4.125% 12/02/29 GBP (b) (c)	150,000	234,249
Victoria PLC
5.250% 7/15/24 EUR (b) (c)	100,000	116,454
		1,932,205
Chemicals — 0.4%
Ashland Services BV
2.000% 1/30/28 EUR (b) (c)	100,000	111,383
CNAC HK Finbridge Co. Ltd.
1.750% 6/14/22 EUR (b) (c)	200,000	236,187
Ecolab, Inc.
4.800% 3/24/30	40,000	51,022
Equate Petrochemical BV
4.250% 11/03/26 (b)	400,000	419,500
Methanex Corp.
5.125% 10/15/27	455,000	452,725
Syngenta Finance NV
3.933% 4/23/21 (b)	615,000	622,936
Westlake Chemical Corp.
1.625% 7/17/29 EUR (c)	1,015,000	1,169,354
		3,063,107
Commercial Services — 0.4%
AA Bond Co. Ltd.
5.500% 7/31/43 GBP (b) (c)	100,000	117,422
Abertis Infraestructuras SA
3.000% 3/27/31 EUR (b) (c)	200,000	252,625
Adani Ports & Special Economic Zone Ltd.
4.200% 8/04/27 (b)	250,000	250,966
G4S International Finance PLC
1.500% 1/09/23 EUR (b) (c)	200,000	235,329
1.875% 5/24/25 EUR (b) (c)	100,000	117,633

	Principal Amount	Value
Refinitiv US Holdings, Inc.
4.500% 5/15/26 EUR (b) (c)	$100,000	$122,538
6.875% 11/15/26 EUR (b) (c)	100,000	126,548
Transurban Finance Co.
1.450% 5/16/29 EUR (b) (c)	225,000	268,172
3.375% 3/22/27 (b)	560,000	604,766
Transurban Finance Co. Pty Ltd.
2.450% 3/16/31 (b)	920,000	937,184
Verisure Holding AB
3.875% 7/15/26 EUR (b) (c)	100,000	117,304
		3,150,487
Computers — 0.1%
Apple, Inc.
1.650% 5/11/30	445,000	460,959
Capgemini SE
1.625% 4/15/26 EUR (b) (c)	200,000	250,667
		711,626
Diversified Financial Services — 1.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.300% 1/23/23	1,000,000	1,003,578
3.500% 1/15/25	150,000	146,131
4.450% 4/03/26	270,000	268,967
4.875% 1/16/24	540,000	559,305
6.500% 7/15/25	150,000	161,935
Avolon Holdings Funding Ltd.
3.950% 7/01/24 (b)	125,000	118,649
4.375% 5/01/26 (b)	270,000	256,600
5.125% 10/01/23 (b)	675,000	673,368
5.500% 1/15/23 (b)	425,000	428,605
Cabot Financial Luxembourg SA
7.500% 10/01/23 GBP (b) (c)	100,000	130,110
Capital One Bank USA
3.375% 2/15/23	2,060,000	2,178,604
Capital One Financial Corp.
1.650% 6/12/29 EUR (c)	300,000	359,607
3.800% 1/31/28	670,000	747,725
3.900% 1/29/24	860,000	936,093
Discover Financial Services
3.750% 3/04/25	860,000	933,867
4.100% 2/09/27	510,000	565,574
FCA Bank Spa Ireland
0.500% 9/13/24 EUR (b) (c)	160,000	186,688
1.000% 11/15/21 EUR (b) (c)	100,000	118,246
GE Capital European Funding Unlimited Co.
4.625% 2/22/27 EUR (c)	150,000	206,958

The accompanying notes are an integral part of the financial statements.

39

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GE Capital International Funding Co. Unlimited Co.
3.373% 11/15/25	$890,000	$951,931
Intercontinental Exchange, Inc.
1.850% 9/15/32	1,350,000	1,341,317
2.650% 9/15/40	370,000	368,738
LeasePlan Corp. NV EUAMDB05 + 7.556%
7.375% VRN EUR (b) (c) (d)	200,000	236,952
Louvre Bidco SAS
4.250% 9/30/24 EUR (b) (c)	100,000	111,676
Navient Corp.
6.750% 6/15/26	535,000	533,663
Synchrony Financial
4.250% 8/15/24	100,000	108,665
4.375% 3/19/24	132,000	142,830
		13,776,382
Electric — 1.9%
Acwa Power Management And Investments One Ltd.
5.950% 12/15/39 (b)	200,000	225,774
Ausgrid Finance Pty Ltd.
3.850% 5/01/23 (b)	585,000	619,384
4.350% 8/01/28 (b)	260,000	297,421
Centrais Eletricas Brasileiras SA
4.625% 2/04/30 (b)	200,000	200,600
DPL, Inc.
4.125% 7/01/25 (b)	165,000	172,664
E.ON SE
1.625% 5/22/29 EUR (b) (c)	150,000	194,497
Edison International
4.950% 4/15/25	30,000	32,838
Enel Finance International NV
3.625% 5/25/27 (b)	1,970,000	2,190,575
5.625% 8/14/24 GBP (b) (c)	150,000	229,862
Eskom Holdings SOC Ltd.
5.750% 1/26/21 (b)	420,000	409,643
FirstEnergy Corp.
1.600% 1/15/26	95,000	94,410
2.250% 9/01/30	75,000	73,353
FirstEnergy Transmission LLC
4.350% 1/15/25 (b)	1,695,000	1,889,297
IE2 Holdco SAU
2.875% 6/01/26 EUR (b) (c)	200,000	262,385
NRG Energy, Inc.
3.750% 6/15/24 (b)	70,000	74,726
4.450% 6/15/29 (b)	230,000	253,426
Pacific Gas and Electric Co.
2.100% 8/01/27	1,120,000	1,083,678

	Principal Amount	Value
2.500% 2/01/31	$600,000	$570,882
3.300% 8/01/40	500,000	459,161
4.550% 7/01/30	555,000	602,578
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.000% 6/30/50 (b)	750,000	733,435
State Grid Overseas Investment Ltd.
1.375% 5/02/25 EUR (b) (c)	100,000	121,440
3.500% 5/04/27 (b)	600,000	670,656
Vistra Operations Co. LLC
3.550% 7/15/24 (b)	1,285,000	1,368,901
3.700% 1/30/27 (b)	630,000	662,548
4.300% 7/15/29 (b)	640,000	698,574
		14,192,708
Electronics — 0.3%
Arrow Electronics, Inc.
4.000% 4/01/25	375,000	407,727
Avnet, Inc.
3.750% 12/01/21	475,000	488,634
Honeywell International, Inc.
0.750% 3/10/32 EUR (c)	160,000	188,698
Keysight Technologies, Inc.
4.600% 4/06/27	235,000	274,689
PerkinElmer, Inc.
3.300% 9/15/29	435,000	483,054
Roper Technologies, Inc.
2.000% 6/30/30	105,000	107,036
		1,949,838
Engineering & Construction — 0.1%
Heathrow Funding Ltd.
4.875% 7/15/23 (b)	820,000	839,132
Weekley Homes LLC / Weekley Finance Corp.
4.875% 9/15/28 (b)	120,000	121,200
		960,332
Entertainment — 0.0%
Cirsa Finance International Sarl
6.250% 12/20/23 EUR (b) (c)	100,000	106,176
International Game Technology PLC
3.500% 6/15/26 EUR (b) (c)	100,000	111,085
3.500% 6/15/26 EUR (b) (c)	100,000	111,085
		328,346
Foods — 0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC
7.500% 3/15/26 (b)	180,000	197,467

The accompanying notes are an integral part of the financial statements.

40

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
B&G Foods, Inc.
5.250% 9/15/27	$225,000	$234,747
BRF GmbH
4.350% 9/29/26 (b)	349,000	361,477
Iceland Bondco PLC
4.625% 3/15/25 GBP (b) (c)	150,000	182,880
Tesco Corporate Treasury Services PLC
0.875% 5/29/26 EUR (b) (c)	150,000	178,881
		1,155,452
Forest Products & Paper — 0.4%
Celulosa Arauco y Constitucion SA
4.200% 1/29/30 (b)	1,500,000	1,587,000
Suzano Austria GmbH
6.000% 1/15/29	900,000	1,026,000
		2,613,000
Gas — 0.4%
APT Pipelines Ltd.
4.250% 7/15/27 (b)	885,000	1,000,603
NiSource, Inc.
0.950% 8/15/25	60,000	59,937
1.700% 2/15/31	370,000	363,731
3.600% 5/01/30	1,105,000	1,259,117
		2,683,388
Health Care – Products — 0.2%
Avantor Funding, Inc.
4.625% 7/15/28 (b)	105,000	108,938
Avantor, Inc.
4.750% 10/01/24 EUR (b) (c)	100,000	121,197
DH Europe Finance II Sarl
0.450% 3/18/28 EUR (c)	100,000	116,226
0.750% 9/18/31 EUR (c)	100,000	115,424
Medtronic Global Holdings SCA
0.375% 10/15/28 EUR (c)	100,000	117,666
Thermo Fisher Scientific, Inc.
0.125% 3/01/25 EUR (c)	240,000	281,529
0.875% 10/01/31 EUR (c)	240,000	287,019
1.750% 4/15/27 EUR (c)	100,000	127,500
2.375% 4/15/32 EUR (c)	100,000	136,227
		1,411,726
Health Care – Services — 0.8%
Anthem, Inc.
2.250% 5/15/30	275,000	283,185
Centene Corp.
3.375% 2/15/30	515,000	534,312
4.250% 12/15/27	1,135,000	1,187,698
4.625% 12/15/29	875,000	943,827

	Principal Amount	Value
Humana, Inc.
3.850% 10/01/24	$365,000	$403,424
4.875% 4/01/30	575,000	718,652
Tenet Healthcare Corp.
7.500% 4/01/25 (b)	215,000	231,125
UnitedHealth Group, Inc.
2.000% 5/15/30	190,000	199,081
2.750% 5/15/40	250,000	264,160
2.900% 5/15/50	1,405,000	1,481,724
4.450% 12/15/48	50,000	66,220
		6,313,408
Home Builders — 0.0%
Shea Homes LP / Shea Homes Funding Corp.
4.750% 4/01/29 (b)	155,000	154,419
Insurance — 0.7%
Aflac, Inc.
3.600% 4/01/30	150,000	176,030
AIA Group Ltd.
3.900% 4/06/28 (b)	640,000	727,456
Allianz SE 10 mo. EURIBOR ICE Swap + 3.200%
3.375% VRN EUR (b) (c) (d)	400,000	506,154
American International Group, Inc.
5.000% 4/26/23 GBP (b) (c)	150,000	211,677
AXA SA 3 mo. EURIBOR + 3.750%
3.375% VRN 7/06/47 EUR (b) (c)	140,000	184,367
Berkshire Hathaway Finance Corp.
2.375% 6/19/39 GBP (c)	300,000	434,403
CNO Financial Group, Inc.
5.250% 5/30/25	637,000	730,616
Equitable Holdings, Inc.
4.350% 4/20/28	610,000	694,683
Fidelity National Financial, Inc.
4.500% 8/15/28	160,000	185,771
Marsh & McLennan Cos., Inc.
2.250% 11/15/30	185,000	193,588
MGIC Investment Corp.
5.250% 8/15/28	95,000	97,985
RSA Insurance Group PLC 5 Year UK Gilt + 3.852%
5.125% VRN 10/10/45 GBP (b) (c)	150,000	221,780
Trinity Acquisition PLC
4.400% 3/15/26	545,000	629,348
XLIT Ltd. 3 mo. EURIBOR + 2.900%
3.250% VRN 6/29/47 EUR (c)	100,000	129,416
		5,123,274

The accompanying notes are an integral part of the financial statements.

41

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Internet — 0.8%
Alibaba Group Holding Ltd.
3.400% 12/06/27	$400,000	$447,935
Baidu, Inc.
2.875% 7/06/22	1,560,000	1,604,715
3.625% 7/06/27	200,000	219,721
Booking Holdings, Inc.
2.375% 9/23/24 EUR (c)	140,000	175,110
4.100% 4/13/25	180,000	202,540
4.500% 4/13/27	990,000	1,162,402
4.625% 4/13/30	225,000	270,313
Netflix, Inc.
4.625% 5/15/29 EUR (c)	570,000	771,882
Tencent Holdings Ltd.
1.810% 1/26/26 (b)	400,000	407,907
3.575% 4/11/26 (b)	950,000	1,051,655
		6,314,180
Investment Companies — 0.1%
JAB Holdings BV
2.000% 5/18/28 EUR (b) (c)	300,000	375,091
Iron & Steel — 0.1%
ABJA Investment Co. Pte Ltd.
5.450% 1/24/28 (b)	700,000	675,865
5.450% 1/24/28 (b)	200,000	193,104
		868,969
Lodging — 0.1%
Las Vegas Sands Corp.
3.200% 8/08/24	130,000	131,413
3.500% 8/18/26	210,000	212,806
		344,219
Machinery – Diversified — 0.1%
Vertical Midco GmbH
4.375% 7/15/27 EUR (b) (c)	100,000	119,062
Vertical US Newco, Inc.
5.250% 7/15/27 (b)	485,000	504,044
		623,106
Media — 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp.
4.250% 2/01/31 (b)	790,000	818,805
Charter Communications Operating LLC/Charter Communications Operating Capital
2.800% 4/01/31	965,000	1,003,614
3.700% 4/01/51	555,000	548,501
4.200% 3/15/28	485,000	550,437
6.484% 10/23/45	105,000	140,831

	Principal Amount	Value
Comcast Corp.
2.800% 1/15/51	$2,630,000	$2,661,306
3.250% 11/01/39	2,390,000	2,661,581
CSC Holdings LLC
7.500% 4/01/28 (b)	200,000	220,710
Globo Comunicacao e Participacoes SA
5.125% 3/31/27 (b)	1,100,000	1,112,650
Summer BidCo BV
9.750% 11/15/25 EUR (b) (c)	262,188	308,570
TDF Infrastructure SASU
2.875% 10/19/22 EUR (b) (c)	100,000	120,924
Virgin Media Secured Finance PLC
4.250% 1/15/30 GBP (b) (c)	150,000	190,491
Ziggo BV
2.875% 1/15/30 EUR (b) (c)	100,000	114,314
2.875% 1/15/30 EUR (b) (c)	100,000	114,314
		10,567,048
Mining — 0.2%
Alcoa Nederland Holding BV
5.500% 12/15/27 (b)	525,000	547,155
Arconic Corp.
6.125% 2/15/28 (b)	320,000	328,600
Constellium SE
4.250% 2/15/26 EUR (b) (c)	200,000	233,435
Hudbay Minerals, Inc.
6.125% 4/01/29 (b)	200,000	198,000
		1,307,190
Miscellaneous - Manufacturing — 0.1%
General Electric Co.
0.875% 5/17/25 EUR (c)	100,000	116,627
1.875% 5/28/27 EUR (c)	150,000	178,788
5.550% 1/05/26	545,000	636,106
		931,521
Multi-National — 0.4%
European Investment Bank
1.250% 5/12/25 SEK (b) (c)	5,340,000	625,055
Inter-American Development Bank
4.400% 1/26/26 CAD (c)	145,000	130,193
4.400% 1/26/26 CAD (c)	150,000	134,683
International Finance Corp.
6.300% 11/25/24 INR (c)	160,000,000	2,215,235
		3,105,166
Oil & Gas — 1.7%
Aker BP ASA
2.875% 1/15/26 (b)	180,000	178,261

The accompanying notes are an integral part of the financial statements.

42

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BP Capital Markets PLC
1.109% 2/16/23 EUR (b) (c)	$150,000	$181,049
2.213% 9/25/26 EUR (b) (c)	160,000	209,337
CNOOC Finance ULC
4.250% 4/30/24	220,000	242,646
CNOOC Finance USA LLC
3.500% 5/05/25	1,000,000	1,097,530
Concho Resources, Inc.
2.400% 2/15/31	100,000	94,724
Diamondback Energy, Inc.
2.875% 12/01/24	790,000	799,881
3.250% 12/01/26	545,000	546,795
3.500% 12/01/29	195,000	189,038
4.750% 5/31/25	1,000,000	1,078,738
Eni SpA
4.750% 9/12/28 (b)	875,000	1,017,642
EQT Corp.
7.875% STEP 2/01/25	195,000	216,148
8.750% STEP 2/01/30	130,000	153,400
Kosmos Energy Ltd.
7.125% 4/04/26 (b)	200,000	176,000
Matador Resources Co.
5.875% 9/15/26	135,000	112,853
Occidental Petroleum Corp.
2.900% 8/15/24	940,000	797,524
Pertamina Persero PT
6.450% 5/30/44 (b)	200,000	259,082
Petrobras Global Finance BV
7.375% 1/17/27	190,000	225,026
Petroleos Mexicanos
5.125% 3/15/23 EUR (b) (c)	850,000	999,393
PTTEP Treasury Center Co. Ltd.
2.587% 6/10/27 (b)	370,000	381,958
Reliance Industries Ltd.
3.667% 11/30/27 (b)	600,000	658,569
Seven Generations Energy Ltd.
5.375% 9/30/25 (b)	210,000	198,975
Suncor Energy, Inc.
3.100% 5/15/25	80,000	85,941
Thaioil Treasury Center Co. Ltd.
4.625% 11/20/28 (b)	330,000	381,883
Valero Energy Corp.
2.150% 9/15/27	210,000	209,152
Woodside Finance Ltd.
3.700% 9/15/26 (b)	2,000,000	2,149,943
		12,641,488

	Principal Amount	Value
Packaging & Containers — 0.0%
Trivium Packaging Finance BV
3.750% 8/15/26 EUR (b) (c)	$200,000	$231,517
Pharmaceuticals — 2.9%
AbbVie, Inc.
2.950% 11/21/26 (b)	1,475,000	1,606,610
3.200% 11/21/29 (b)	340,000	374,584
3.600% 5/14/25	315,000	349,145
4.050% 11/21/39 (b)	270,000	310,489
4.700% 5/14/45	530,000	652,589
4.875% 11/14/48	1,210,000	1,536,527
Bausch Health Americas, Inc.
8.500% 1/31/27 (b)	150,000	164,812
Bayer US Finance II LLC
4.375% 12/15/28 (b)	200,000	234,838
Becton Dickinson and Co.
2.823% 5/20/30	1,210,000	1,304,877
2.894% 6/06/22	192,000	198,799
3.020% 5/24/25 GBP (c)	150,000	207,565
3.363% 6/06/24	805,000	871,193
3.700% 6/06/27	1,259,000	1,427,506
3.794% 5/20/50	390,000	436,221
4.669% 6/06/47	460,000	568,008
Bristol-Myers Squibb Co.
5.250% 8/15/43	220,000	310,463
Cardinal Health, Inc.
3.750% 9/15/25	405,000	452,591
4.500% 11/15/44	100,000	108,416
4.900% 9/15/45	105,000	121,463
Cigna Corp.
3.400% 3/01/27	385,000	431,727
3.400% 3/15/50	605,000	633,358
4.500% 2/25/26	1,270,000	1,483,620
4.800% 8/15/38	1,060,000	1,315,850
CVS Health Corp.
1.300% 8/21/27	450,000	443,247
2.700% 8/21/40	680,000	648,097
3.625% 4/01/27	2,095,000	2,345,155
4.100% 3/25/25	92,000	103,926
4.250% 4/01/50	365,000	429,017
5.050% 3/25/48	345,000	440,361
5.125% 7/20/45	25,000	31,587
Perrigo Finance Unlimited Co.
3.150% 6/15/30	940,000	970,616
3.900% 12/15/24	475,000	514,710
4.375% 3/15/26	415,000	463,785
Takeda Pharmaceutical Co. Ltd.
2.250% 11/21/26 EUR (b) (c)	270,000	351,511

The accompanying notes are an integral part of the financial statements.

43

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Teva Pharmaceutical Finance Netherlands II BV
6.000% 1/31/25 EUR (c)	$100,000	$119,883
		21,963,146
Pipelines — 2.2%
Boardwalk Pipelines LP
3.400% 2/15/31	1,040,000	1,019,362
4.950% 12/15/24	1,415,000	1,553,592
Cameron LNG LLC
2.902% 7/15/31 (b)	180,000	198,009
3.302% 1/15/35 (b)	200,000	225,651
3.701% 1/15/39 (b)	150,000	168,442
Cheniere Corpus Christi Holdings LLC
3.700% 11/15/29 (b)	465,000	483,313
5.125% 6/30/27	140,000	155,840
5.875% 3/31/25	760,000	866,275
7.000% 6/30/24	290,000	333,894
Cheniere Energy, Inc.
4.625% 10/15/28 (b)	535,000	549,044
DCP Midstream Operating LP
6.750% 9/15/37 (b)	160,000	153,600
Energy Transfer Operating LP
2.900% 5/15/25	185,000	186,000
4.500% 4/15/24	105,000	111,220
4.950% 6/15/28	160,000	169,539
5.000% 5/15/50	90,000	83,332
5.250% 4/15/29	685,000	735,421
5.500% 6/01/27	355,000	390,885
5.875% 1/15/24	600,000	660,593
6.000% 6/15/48	780,000	784,516
6.250% 4/15/49	375,000	387,570
Gray Oak Pipeline LLC
2.000% 9/15/23 (b)	55,000	55,303
2.600% 10/15/25 (b)	170,000	170,585
3.450% 10/15/27 (b)	70,000	71,522
Kinder Morgan Energy Partners LP
3.500% 3/01/21	60,000	60,429
NGL Energy Partners LP/NGL Energy Finance Corp.
7.500% 4/15/26	185,000	116,088
NuStar Logistics LP
5.750% 10/01/25	255,000	263,364
Plains All American Pipeline LP/PAA Finance Corp.
3.850% 10/15/23	500,000	523,305
Sabine Pass Liquefaction LLC
4.500% 5/15/30 (b)	95,000	107,013
5.000% 3/15/27	290,000	327,101
5.875% 6/30/26	1,215,000	1,436,730

	Principal Amount	Value
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
7.500% 10/01/25 (b)	$305,000	$306,235
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
6.875% 1/15/29	240,000	256,728
Transcanada Trust 3 mo. CDOR + 3.080%
4.650% VRN 5/18/77 CAD (c)	650,000	479,737
Transcontinental Gas Pipe Line Co. LLC
4.000% 3/15/28	125,000	139,575
4.600% 3/15/48	575,000	657,481
The Williams Cos., Inc.
3.900% 1/15/25	800,000	874,196
4.500% 11/15/23	895,000	979,615
4.550% 6/24/24	385,000	426,649
		16,467,754
Private Equity — 0.0%
Blackstone Property Partners Europe Holdings Sarl
2.000% 2/15/24 EUR (b) (c)	151,000	183,172
1.750% 3/12/29 EUR (b) (c)	130,000	151,992
		335,164
Real Estate — 0.3%
ADO Properties SA
1.500% 7/26/24 EUR (b) (c)	100,000	112,172
Akelius Residential Property AB
1.750% 2/07/25 EUR (b) (c)	370,000	452,290
CIFI Holdings Group Co. Ltd.
6.550% 3/28/24 (b)	400,000	413,229
Consus Real Estate AG
9.625% 5/15/24 EUR (b) (c)	175,000	218,117
Country Garden Holdings Co. Ltd.
5.125% 1/17/25 (b)	450,000	470,475
Shimao Group Holdings Ltd.
5.600% 7/15/26 (b)	400,000	436,523
		2,102,806
Real Estate Investment Trusts (REITS) — 2.8%
Alexandria Real Estate Equities, Inc.
1.875% 2/01/33	290,000	284,009
3.375% 8/15/31	1,435,000	1,619,250
American Campus Communities Operating Partnership LP
2.850% 2/01/30	810,000	820,407
3.300% 7/15/26	405,000	433,474
Boston Properties LP
3.250% 1/30/31	210,000	226,334
3.650% 2/01/26	850,000	944,071

The accompanying notes are an integral part of the financial statements.

44

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Brixmor Operating Partnership LP
4.050% 7/01/30	$370,000	$395,748
4.125% 6/15/26	2,000,000	2,177,772
Essex Portfolio LP
1.650% 1/15/31	380,000	370,260
GLP Capital LP/GLP Financing II, Inc.
3.350% 9/01/24	125,000	126,789
Healthcare Realty Trust, Inc.
2.050% 3/15/31 (e)	230,000	226,742
3.625% 1/15/28	850,000	931,609
Healthpeak Properties, Inc.
2.875% 1/15/31	1,445,000	1,525,287
3.250% 7/15/26	65,000	72,564
3.500% 7/15/29	70,000	77,962
Highwoods Realty LP
3.050% 2/15/30	675,000	698,290
4.125% 3/15/28	405,000	446,824
Inmobiliaria Colonial Socimi SA
1.625% 11/28/25 EUR (b) (c)	300,000	363,588
2.500% 11/28/29 EUR (b) (c)	100,000	124,037
Prologis LP
1.250% 10/15/30	210,000	205,349
2.250% 6/30/29 GBP (c)	150,000	209,899
Regency Centers LP
3.600% 2/01/27	305,000	330,045
3.700% 6/15/30	205,000	225,041
4.125% 3/15/28	815,000	911,663
SBA Tower Trust
2.836% 1/15/50 (b)	320,000	342,475
3.448% 3/15/48 (b)	1,400,000	1,476,274
3.722% 4/09/48 (b)	415,000	429,258
Simon Property Group LP
2.650% 7/15/30	435,000	438,346
3.300% 1/15/26	95,000	102,918
3.375% 10/01/24	1,000,000	1,082,392
3.500% 9/01/25	220,000	241,157
VEREIT Operating Partnership LP
3.400% 1/15/28	285,000	297,566
3.950% 8/15/27	1,850,000	1,973,427
4.875% 6/01/26	1,050,000	1,170,777
		21,301,604
Retail — 0.7%
eG Global Finance PLC
4.375% 2/07/25 EUR (b) (c)	100,000	110,797
Falabella SA
4.375% 1/27/25 (b)	900,000	967,937
L Brands, Inc.
6.625% 10/01/30 (b) (e)	415,000	422,262

	Principal Amount	Value
Next Group PLC
3.625% 5/18/28 GBP (b) (c)	$250,000	$333,254
QVC, Inc.
4.375% 3/15/23	1,750,000	1,814,531
Ross Stores, Inc.
4.800% 4/15/30	240,000	292,144
5.450% 4/15/50	390,000	511,153
Walgreens Boots Alliance, Inc.
2.125% 11/20/26 EUR (c)	380,000	469,016
		4,921,094
Savings & Loans — 0.1%
Nationwide Building Society
3 mo. EURIBOR + .930% 1.500% VRN 3/08/26 EUR (b) (c)	140,000	170,494
5 year EUR Swap + 1.500% 2.000% VRN 7/25/29 EUR (b) (c)	150,000	179,691
		350,185
Semiconductors — 0.6%
Asml Holding NV
0.625% 7/07/22 EUR (b) (c)	100,000	118,643
1.625% 5/28/27 EUR (b) (c)	100,000	129,254
Infineon Technologies AG
1.125% 6/24/26 EUR (b) (c)	200,000	241,466
Micron Technology, Inc.
4.185% 2/15/27	405,000	460,252
4.640% 2/06/24	810,000	899,813
4.975% 2/06/26	435,000	504,272
NXP BV / NXP Funding LLC
5.350% 3/01/26 (b)	1,115,000	1,318,202
NXP BV / NXP Funding LLC / NXP USA, Inc.
2.700% 5/01/25 (b)	45,000	47,671
3.150% 5/01/27 (b)	95,000	102,676
TSMC Global Ltd.
1.000% 9/28/27 (b)	620,000	610,298
		4,432,547
Software — 0.5%
Fidelity National Information Services, Inc.
2.602% 5/21/25 GBP (c)	190,000	264,974
Fiserv, Inc.
1.125% 7/01/27 EUR (c)	230,000	279,797
3.000% 7/01/31 GBP (c)	250,000	363,211
Oracle Corp.
2.800% 4/01/27	415,000	456,309
2.950% 4/01/30	1,190,000	1,330,493
3.600% 4/01/50	950,000	1,070,811
		3,765,595

The accompanying notes are an integral part of the financial statements.

45

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Telecommunications — 2.3%
Altice France SA
3.375% 1/15/28 EUR (b) (c)	$135,000	$152,361
5.500% 1/15/28 (b)	495,000	501,188
America Movil SAB de CV
5.750% 6/28/30 GBP (c)	140,000	243,430
AT&T, Inc.
1.600% 5/19/28 EUR (c)	200,000	248,184
1.650% 2/01/28	415,000	415,785
2.050% 5/19/32 EUR (c)	100,000	127,177
2.250% 2/01/32	1,250,000	1,250,248
2.300% 6/01/27	450,000	471,282
2.750% 6/01/31	825,000	870,423
3.650% 6/01/51	465,000	469,022
4.300% 2/15/30	275,000	325,966
4.500% 3/09/48	720,000	826,283
C&W Senior Financing DAC
7.500% 10/15/26 (b)	400,000	419,000
Chorus Ltd.
1.125% 10/18/23 EUR (b) (c)	100,000	120,813
HKT Capital No 4 Ltd.
3.000% 7/14/26 (b)	600,000	637,505
Orange SA
0.875% 2/03/27 EUR (b) (c)	200,000	244,898
PLT VII Finance Sarl
4.625% 1/05/26 EUR (b) (c)	100,000	119,080
T-Mobile USA, Inc.
3.750% 4/15/27 (b)	2,125,000	2,384,547
3.875% 4/15/30 (b)	440,000	499,233
Tele2 AB
1.125% 5/15/24 EUR (b) (c)	140,000	169,334
2.125% 5/15/28 EUR (b) (c)	130,000	167,768
Telefonica Emisiones SA
1.788% 3/12/29 EUR (b) (c)	200,000	258,150
1.957% 7/01/39 EUR (b) (c)	150,000	191,761
2.242% 5/27/22 EUR (b) (c)	200,000	243,660
Verizon Communications, Inc.
1.300% 5/18/33 EUR (c)	580,000	708,013
4.522% 9/15/48	325,000	425,789
4.750% 11/01/41	165,000	220,495
Vodafone Group PLC
4.125% 5/30/25	280,000	319,281
4.125% 5/30/25	1,750,000	1,995,505
4.875% 6/19/49	700,000	869,109
5.250% 5/30/48	848,000	1,096,313
		16,991,603
Toys, Games & Hobbies — 0.1%
Hasbro, Inc.
3.000% 11/19/24	515,000	546,609

	Principal Amount	Value
3.550% 11/19/26	$250,000	$264,890
		811,499
Transportation — 0.1%
ICTSI Treasury BV
4.625% 1/16/23 (b)	200,000	208,500
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.500% 6/20/27 (b)	520,000	541,450
		749,950
Trucking & Leasing — 0.2%
SMBC Aviation Capital Finance DAC
4.125% 7/15/23 (b)	1,110,000	1,173,310

TOTAL CORPORATE DEBT (Cost $248,659,498)		260,478,385

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 16.8%
Auto Floor Plan Asset-Backed Securities — 0.3%
Ford Credit Floorplan Master Owner Trust A, Series 2018-2, Class B
3.320% 3/15/25	1,200,000	1,186,124
GMF Floorplan Owner Revolving Trust, Series 2020-1, Class C
1.480% 8/15/25 (b)	485,000	483,236
Navistar Financial Dealer Note Master Trust, Series 2020-1, Class C, 1 mo. USD LIBOR + 2.150%
2.298% FRN 7/25/25 (b)	270,000	270,015
		1,939,375
Automobile Asset-Backed Securities — 1.2%
Americredit Automobile Receivables Trust, Series 2019-1, Class B
3.130% 2/18/25	160,000	166,116
Avis Budget Rental Car Funding AESOP LLC
Series 2017-2A, Class A, 2.970% 3/20/24 (b)	1,635,000	1,687,122
Series 2019-1A, Class A, 3.450% 3/20/23 (b)	275,000	281,414
Capital Auto Receivables Asset Trust
Series 2018-2, Class C, 3.690% 12/20/23 (b)	825,000	842,669
Series 2018-1, Class D, 3.700% 6/20/25 (b)	800,000	818,457
CarMax Auto Owner Trust
Series 2020-3, Class B, 1.090% 3/16/26	730,000	735,778
Series 2017-3, Class B, 2.440% 2/15/23	1,215,000	1,231,992

The accompanying notes are an integral part of the financial statements.

46

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GM Financial Automobile Leasing Trust
Series 2020-3, Class C, 1.110% 10/21/24	$305,000	$304,989
Series 2020-2, Class C, 2.560% 7/22/24	270,000	280,041
GM Financial Consumer Automobile Receivables Trust
Series 2020-3, Class C, 1.370% 1/16/26	470,000	470,094
Series 2019-4, Class B, 2.040% 2/18/25	295,000	305,555
Hyundai Auto Receivables Trust, Series 2020-B, Class C
1.600% 12/15/26	500,000	508,472
Santander Retail Auto Lease Trust
Series 2019-B, Class D, 3.310% 6/20/24 (b)	715,000	723,122
Series 2018-A, Class C, 3.490% 5/20/22 (b)	385,000	388,059
World Omni Auto Receivables Trust, Series 2018-B, Class B
3.170% 1/15/25	200,000	207,897
		8,951,777
Commercial Mortgage-Backed Securities — 6.0%
Ashford Hospitality Trust
Series 2018-ASHF, Class A, 1 mo. USD LIBOR + .900% 1.052% FRN 4/15/35 (b)	322,102	307,030
Series 2018-ASHF, Class B, 1 mo. USD LIBOR + 1.250% 1.402% FRN 4/15/35 (b)	235,000	221,462
Series 2018-ASHF, Class C, 1 mo. USD LIBOR + 1.400% 1.552% FRN 4/15/35 (b)	110,000	99,413
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class B, 1 mo. USD LIBOR + 1.250%
1.402% FRN 9/15/32 (b)	235,000	220,865
Aventura Mall Trust, Series 2018-AVM, Class A,
4.249% VRN 7/05/40 (b) (f)	380,000	404,732
BANK
Series 2019-BN21, Class D, 2.500% 10/17/52 (b)	495,000	360,173
Series 2019-BN22, Class D, 2.500% 11/15/62 (b)	420,000	310,646
Series 2020-BN25, Class AS, 2.841% 1/15/63	185,000	200,125
Series 2019-BN23, Class B, 3.455% 12/15/52	790,000	856,648

	Principal Amount	Value
Series 2018-BNK13, Class A5, 4.217% VRN 8/15/61 (f)	$415,000	$492,603
Barclays Commercial Mortgage Trust
Series 2019-BWAY, Class D, 1 mo. USD LIBOR + 2.160% 2.312% FRN 11/25/34 (b)	245,000	224,590
Series 2020-C7, Class C, 3.605% VRN 4/15/53 (f)	445,000	450,180
Benchmark Mortgage Trust
Series 2020-B18, Class B, 2.648% 7/15/53	480,000	501,955
Series 2019-B13, Class AM, 3.183% 8/15/57	320,000	349,812
Series 2020-B16, Class C, 3.655% VRN 2/15/53 (f)	345,000	342,244
Series 2018-B1, Class AM, 3.878% VRN 1/15/51 (f)	290,000	329,986
Series 2018-B3, Class AS, 4.195% VRN 4/10/51 (f)	375,000	434,522
Series 2018-B8, Class A5, 4.232% 1/15/52	620,000	745,611
BX Trust, Series 2018-GW, Class A, 1 mo. USD LIBOR + .800%
0.952% FRN 5/15/35 (b)	860,000	829,910
Cantor Commercial Real Estate Lending
Series 2019-CF2, Class B, 3.267% VRN 11/15/52 (f)	295,000	303,963
Series 2019-CF1, Class C, 4.352% VRN 5/15/52 (f)	380,000	393,072
Citigroup Commercial Mortgage Trust
Series 2020-GC46, Class C, 3.554% VRN 2/15/53 (f)	555,000	530,266
Series 2013-375P, Class D, 3.635% VRN 5/10/35 (b) (f)	315,000	312,894
Series 2013-375P, Class C, 3.635% VRN 5/10/35 (b) (f)	390,000	392,174
Series 2017-C4, Class AS, 3.764% 10/12/50	520,000	585,488
Series 2018-B2, Class C, 4.828% VRN 3/10/51 (f)	205,000	197,368
Commercial Mortgage Trust
Series 2020-NET, Class A, 2.257% 8/15/37 (b)	305,000	314,529
Series 2020-NET, Class C, 3.526% 8/15/37 (b)	480,000	496,065
Series 2015-DC1, Class AM, 3.724% 2/10/48	150,000	162,019
Series 2014-CR20, Class AM, 3.938% 11/10/47	1,490,000	1,614,960
Series 2015-LC23, Class AM, 4.158% VRN 10/10/48 (f)	1,650,000	1,837,679

The accompanying notes are an integral part of the financial statements.

47

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2015-CR22, Class C, 4.244% VRN 3/10/48 (f)	$655,000	$664,338
Series 2015-CR26, Class B, 4.630% VRN 10/10/48 (f)	627,000	663,818
Series 2014-UBS2, Class B, 4.701% 3/10/47	207,000	215,839
CSAIL Commercial Mortgage Trust
Series 2019-C17, Class A4, 2.763% 9/15/52	655,000	715,294
Series 2019-C17, Class AS, 3.278% 9/15/52	285,000	313,673
Series 2019-C17, Class B, 3.480% 9/15/52	330,000	345,629
DC Office Trust, Series 2019-MTC, Class D,
3.174% VRN 9/15/45 (b) (f)	520,000	514,917
FREMF Mortgage Trust
Series 2019-K100, Class B, 3.610% VRN 11/25/52 (b) (f)	765,000	842,793
Series 2019-K98, Class B, 3.862% VRN 10/25/52 (b) (f)	335,000	375,580
Series 2019-K736, Class B, 3.884% VRN 7/25/26 (b) (f)	585,000	643,348
Series 2018-K73, Class B, 3.984% VRN 2/25/51 (b) (f)	665,000	730,669
Series 2018-K731, Class B, 4.063% VRN 2/25/25 (b) (f)	720,000	772,093
Great Wolf Trust
Series 2019-WOLF, Class A, 1 mo. USD LIBOR + 1.034% 1.186% FRN 12/15/36 (b)	710,000	686,092
Series 2019-WOLF, Class C, 1 mo. USD LIBOR + 1.633% 1.785% FRN 12/15/36 (b)	435,000	400,502
Series 2019-WOLF, Class D, 1 mo. USD LIBOR + 1.933% 2.085% FRN 12/15/36 (b)	820,000	744,718
GS Mortgage Securities Trust
Series 2019-GSMS, Class C, 1 mo. USD LIBOR + 1.300% 1.452% FRN 6/15/36 (b)	735,000	701,096
Series 2019-GC40, Class A4, 3.160% 7/10/52	1,005,000	1,134,369
Series 2019-GSA1, Class B, 3.511% 11/10/52	870,000	913,777
Series 2020-GC47, Class B, 3.571% VRN 5/12/53 (f)	415,000	442,467
Series 2015-GC28, Class AS, 3.759% 2/10/48	400,000	433,135
Series 2017-GS8, Class C, 4.481% VRN 11/10/50 (f)	540,000	542,078

	Principal Amount	Value
Hilton Orlando Trust, Series 2018-ORL, Class B, 1 mo. USD LIBOR + 1.050%
1.202% FRN 12/15/34 (b)	$715,000	$668,542
Hudson Yards Mortgage Trust
Series 2019-30HY, Class B, 3.380% VRN 7/10/39 (b) (f)	410,000	448,618
Series 2019-30HY, Class D, 3.558% VRN 7/10/39 (b) (f)	470,000	484,191
ILPT Trust, Series 2019-SURF, Class A
4.145% 2/11/41 (b)	835,000	953,311
Independence Plaza Trust
Series 2018-INDP, Class A, 3.763% 7/10/35 (b)	845,000	901,300
Series 2018-INDP, Class B, 3.911% 7/10/35 (b)	855,000	903,142
InTown Hotel Portfolio Trust, Series 2018-STAY, Class C, 1 mo. USD LIBOR + 1.250%
1.402% FRN 1/15/33 (b)	500,000	467,760
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX
4.248% 7/05/33 (b)	115,000	120,726
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class AS,
3.858% VRN 3/15/50 (f)	160,000	179,806
Manhattan West, Series 2020-1MW, Class D,
2.413% VRN 9/10/39 (b) (f)	290,000	282,088
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C22, Class AS, 3.561% 4/15/48	260,000	280,428
Series 2014-C15, Class B, 4.565% VRN 4/15/47 (f)	1,215,000	1,262,111
Morgan Stanley Capital I Trust, Series 2018-H4, Class A4
4.310% 12/15/51	1,015,000	1,213,027
MSCG Trust, Series 2018-SELF, Class A, 1 mo. USD LIBOR + .900%
1.052% FRN 10/15/37 (b)	1,210,000	1,210,477
RETL, Series 2019-RVP, Class A, 1 mo. USD LIBOR + 1.150%
1.302% FRN 3/15/36 (b)	81,788	77,744
SLIDE, Series 2018-FUN, Class A, 1 mo. USD LIBOR + .900%
1.052% FRN 6/15/31 (b)	984,160	949,729
VNO Mortgage Trust,
4.033% VRN 1/10/35 (b) (f)	750,000	759,149

The accompanying notes are an integral part of the financial statements.

48

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wells Fargo Commercial Mortgage Trust
Series 2019-JWDR, Class A, 2.584% VRN 9/15/31 (b) (f)	$710,000	$708,714
Series 2019-JWDR, Class B, 2.786% VRN 9/15/31 (b) (f)	205,000	197,534
Series 2019-C51, Class A4, 3.311% 6/15/52	329,635	375,241
Series 2014-LC18, Class AS, 3.808% 12/15/47	1,695,000	1,813,480
Series 2019-C54, Class C, 3.810% 12/15/52	510,000	481,326
Series 2017-C39, Class B, 4.025% 9/15/50	1,010,000	1,051,274
Series 2015-C29, Class C, 4.357% VRN 6/15/48 (f)	935,000	819,764
WFRBS Commercial Mortgage Trust, Series 2013-C11, Class C,
4.342% VRN 3/15/45 (f)	710,000	662,459
		44,891,150
Credit Card Asset-Backed Securities — 0.1%
Synchrony Credit Card Master Note Trust, Series 2018-1, Class C
3.360% 3/15/24	1,020,000	1,018,570
Other Asset-Backed Securities — 3.9%
Applebee’s Funding LLC/IHOP Funding LLC, Series 2019-1A, Class A2I
4.194% 6/07/49 (b)	685,000	630,611
Barings BDC Static CLO Ltd., Series 2019-1A, Class A1, 3 mo. USD LIBOR + 1.020%
1.295% FRN 4/15/27 (b)	369,649	367,609
Barings CLO Ltd., Series 2016-2A, Class AR, 3 mo. USD LIBOR + 1.080%
1.352% FRN 7/20/28 (b)	440,000	438,174
Bayview Mortgage Fund IV Trust, Series 2017-RT3, Class A,
3.500% VRN 1/28/58 (b) (f)	586,086	592,376
Bluemountain Clo Ltd., Series 2015-2A, Class A1R, 3 mo. USD LIBOR + .930%
1.202% FRN 7/18/27 (b)	271,780	269,460
CBAM Ltd., Series 2019-9A, Class A, 3 mo. USD LIBOR + 1.280%
1.555% FRN 2/12/30 (b)	1,230,000	1,225,983
CIFC Funding III Ltd., Series 2020-3A, Class A1, 3 mo. USD LIBOR + 1.350%
1.607% FRN 10/20/31 (b) (e)	1,405,000	1,405,000

	Principal Amount	Value
CIFC Funding Ltd.
Series 2015-4A, Class A1R, 3 mo. USD LIBOR + 1.150% 1.422% FRN 10/20/27 (b)	$450,000	$447,846
Series 2020-1A, Class A1, 3 mo. USD LIBOR + 1.700% 1.942% FRN 7/15/32 (b)	870,000	872,621
Cole Park CLO Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 1.050%
1.322% FRN 10/20/28 (b)	755,000	750,928
Driven Brands Funding LLC, Series 2020-1A, Class A2
3.786% 7/20/50 (b)	275,000	283,492
Dryden 86 CLO Ltd., Series 2020-86A, Class A, 3 mo. USD LIBOR + 1.650%
1.884% FRN 7/17/30 (b)	1,355,000	1,358,256
Eaton Vance CLO Ltd., Series 2013-1A, Class A2RR, 3 mo. USD LIBOR + 1.850%
2.125% FRN 1/15/28 (b)	1,210,000	1,210,000
Golub Capital Partners CLO, Series 2018-39A, Class A1, 3 mo. USD LIBOR + 1.150%
1.422% FRN 10/20/28 (b)	570,000	565,046
Hardee’s Funding LLC
Series 2018-1A, Class A2I, 4.250% 6/20/48 (b)	588,000	592,321
Series 2018-1A, Class AII, 4.959% 6/20/48 (b)	318,500	322,937
Hilton Grand Vacations Trust, Series 2020-AA, Class A
2.740% 2/25/39 (b)	350,730	359,883
HPS Loan Management, Series 11A-17, Class BR, 3 mo. USD LIBOR + 1.550%
2.051% FRN 5/06/30 (b)	265,000	259,150
Jack In The Box Funding LLC, Series 2019-1A, Class A2I
3.982% 8/25/49 (b)	535,950	549,606
Madison Park Funding XXXIII Ltd., Series 2019-33A, Class A, 3 mo. USD LIBOR + 1.330%
1.605% FRN 10/15/32 (b)	1,020,000	1,017,850
Madison Park Funding XXXVII Ltd., Series 2019-37A, Class A1, 3 mo. USD LIBOR + 1.300%
1.575% FRN 7/15/32 (b)	655,000	649,163
Magnetite XVIII Ltd., Series 2016-18A, Class AR, 3 mo. USD LIBOR + 1.080%
1.360% FRN 11/15/28 (b)	1,055,000	1,049,091

The accompanying notes are an integral part of the financial statements.

49

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Mill City Mortgage Loan Trust, Series 2018-1, Class A1,
3.250% VRN 5/25/62 (b) (f)	$434,547	$450,847
MVW LLC
Series 2020-1A, Class A, 1.740% 10/20/37 (b)	256,500	259,320
Series 2020-1A, Class C, 4.210% 10/20/37 (b)	304,897	316,275
Neuberger Berman CLO XIX Ltd., Series 2015-19A, Class A2R2, 3 mo. USD LIBOR + 1.150%
1.425% FRN 7/15/27 (b)	820,000	806,164
Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class A, 3 mo. USD LIBOR + .850%
1.125% FRN 1/15/28 (b)	922,074	915,985
Neuberger Berman Loan Advisers CLO 38 Ltd., Series 2020-38A, Class A, 3 mo. USD LIBOR + 1.300%
1.552% FRN 10/20/32 (b) (e)	695,000	695,290
OCP CLO Ltd.
Series 2014-7A, Class A1RR, 3 mo. USD LIBOR + 1.120% 1.392% FRN 7/20/29 (b)	725,000	719,018
Series 2020-19A, Class A1, 3 mo. USD LIBOR + 1.750% 2.070% FRN 7/20/31 (b)	565,000	565,796
Octagon Investment Partners 29 Ltd., Series 2016-1A, Class AR, 3 mo. USD LIBOR + 1.180%
1.444% FRN 1/24/33 (b)	885,000	868,076
Octagon Investment Partners XXIII Ltd.
Series 2015-1A, Class A1R, 3 mo. USD LIBOR + .850% 1.125% FRN 7/15/27 (b)	308,179	304,992
Series 2015-1A, Class BR, 3 mo. USD LIBOR + 1.200% 1.475% FRN 7/15/27 (b)	265,000	260,528
OZLM VII Ltd., Series 2014-7RA, Class A1R, 3 mo. USD LIBOR + 1.010%
1.283% FRN 7/17/29 (b)	360,392	356,226
OZLM VIII Ltd., Series 2014-8A, Class A1RR, 3 mo. USD LIBOR + 1.170%
1.443% FRN 10/17/29 (b)	640,153	633,029
Palmer Square CLO Ltd., Series 2020-2A, Class A1A, 3 mo. USD LIBOR + 1.700%
1.904% FRN 7/15/31 (b)	570,000	570,716

	Principal Amount	Value
SBA Tower Trust, Series 2014-2A, Class C,
3.869% STEP 10/15/49 (b)	$760,000	$800,203
Sierra Receivables Funding LLC, Series 2020-2A, Class C
3.510% 7/20/37 (b)	394,569	398,339
Southwick Park CLO LLC, Series 2019-4A, Class A1, 3 mo. USD LIBOR + 1.300%
1.572% FRN 7/20/32 (b)	1,215,000	1,210,733
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, 3 mo. USD LIBOR + .880%
1.155% FRN 4/15/28 (b)	631,058	626,836
Taco Bell Funding LLC, Series 2018-1A, Class A2I
4.318% 11/25/48 (b)	564,938	576,942
Towd Point Mortgage Trust
Series 2015-6, Class A1, 3.500% VRN 4/25/55 (b) (f)	342,043	348,511
Series 2018-3, Class A1, 3.750% VRN 5/25/58 (b) (f)	571,121	610,692
Series 2018-SJ1, Class A1, 4.000% VRN 10/25/58 (b) (f)	334,983	338,898
Verizon Owner Trust, Series 2018-1A, Class C
3.200% 9/20/22 (b)	650,000	662,698
Wellfleet CLO Ltd., Series 2017-2A, Class A1R, 3 mo. USD LIBOR + 1.060%
1.332% FRN 10/20/29 (b)	650,000	640,593
		29,154,110
Student Loans Asset-Backed Securities — 0.7%
Navient Private Education Refi Loan Trust
Series 2020-GA, Class A, 1.170% 9/16/69 (b)	340,000	340,575
Series 2020-DA, Class A, 1.690% 5/15/69 (b)	432,508	438,016
Series 2019-FA, Class A2, 2.600% 8/15/68 (b)	760,000	783,445
Series 2020-CA, Class B, 2.830% 11/15/68 (b)	470,000	464,525
Nelnet Student Loan Trust, Series 2020-1A, Class A, 1 mo. USD LIBOR + .740%
0.888% FRN 3/26/68 (b)	280,747	276,551
SMB Private Education Loan Trust
Series 2020-BA, Class A1A, 1.290% 7/15/53 (b)	390,000	388,569
Series 2016-B, Class A2A, 2.430% 2/17/32 (b)	715,349	729,171

The accompanying notes are an integral part of the financial statements.

50

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2018-A, Class A2A, 3.500% 2/15/36 (b)	$1,236,630	$1,291,308
Series 2018-C, Class A2A, 3.630% 11/15/35 (b)	902,761	923,588
		5,635,748
Whole Loan Collateral Collateralized Mortgage Obligations — 4.6%
Angel Oak Mortgage Trust
Series 2020-3, Class A1, 1.691% VRN 4/25/65 (b) (f)	1,135,636	1,134,229
Series 2020-6, Class A3, 1.775% VRN 5/25/65 (b) (f)	855,780	855,783
Series 2020-5, Class A3, 2.041% VRN 5/25/65 (b) (f)	293,687	293,300
Series 2020-5, Class M1, 2.970% VRN 5/25/65 (b) (f)	275,000	274,918
Series 2019-3, Class A2, 3.136% VRN 5/25/59 (b) (f)	373,434	378,215
Series 2018-3, Class A3, 3.238% VRN 5/25/59 (b) (f)	334,418	337,864
Series 2019-1, Class A2, 4.022% VRN 11/25/48 (b) (f)	125,282	128,376
CIM Trust
Series 2020-INV1, Class A2, 2.500% VRN 4/25/50 (b) (f)	1,275,000	1,310,561
Series 2019-INV3, Class A15, 3.500% VRN 8/25/49 (b) (f)	244,133	248,891
COLT Mortgage Loan Trust
Series 2020-3, Class A1, 1.506% VRN 4/27/65 (b) (f)	314,039	312,045
Series 2019-3, Class A1, 2.764% VRN 8/25/49 (b) (f)	495,350	501,711
Series 2019-1, Class A1, 3.705% VRN 3/25/49 (b) (f)	458,125	470,361
Series 2018-4, Class A1, 4.006% VRN 12/28/48 (b) (f)	168,394	171,839
Deephaven Residential Mortgage Trust
Series 2018-2A, Class A1, 3.479% VRN 4/25/58 (b) (f)	154,252	156,029
Series 2019-1A, Class A1, 3.743% VRN 1/25/59 (b) (f)	136,220	138,484
Ellington Financial Mortgage Trust
Series 2019-2, Class A1, 2.739% VRN 11/25/59 (b) (f)	560,443	565,280
Series 2020-1, Class A3, 3.999% VRN 5/25/65 (b) (f)	430,000	449,860
Flagstar Mortgage Trust
Series 2020-1INV, Class A11, 1 mo. USD LIBOR + .850% 0.998% FRN 3/25/50 (b)	248,766	248,192
Series 2018-6RR, Class 2A4, 4.000% VRN 9/25/48 (b) (f)	157,036	161,047

	Principal Amount	Value
Galton Funding Mortgage Trust
Series 2020-H1, Class A1, 2.310% VRN 1/25/60 (b) (f)	$613,877	$624,371
Series 2019-H1, Class A1, 2.657% VRN 10/25/59 (b) (f)	444,436	442,563
Series 2019-H1, Class A3, 2.964% VRN 10/25/59 (b) (f)	484,990	488,810
Series 2018-1, Class A23, 3.500% VRN 11/25/57 (b) (f)	122,573	125,232
Series 2019-2, Class A42, 3.500% VRN 6/25/59 (b) (f)	168,453	167,434
GMRF Mortgage Acquisition Co.
Series 2019-1, Class A22, 4.000% VRN 2/25/59 (b) (f)	93,621	95,808
Series 2019-1, Class A42, 4.000% VRN 2/25/59 (b) (f)	63,478	63,513
GS Mortgage Backed Securities, Series 2020-INV1, Class A14,
3.000% VRN 8/25/50 (b) (f)	713,973	735,108
Homeward Opportunities Fund I Trust
Series 2020-2, Class A1, 1.657% VRN 5/25/65 (b) (f)	477,574	479,698
Series 2019-3, Class A1, 2.675% VRN 11/25/59 (b) (f)	313,996	319,701
Series 2019-3, Class A3, 3.031% VRN 11/25/59 (b) (f)	345,894	348,493
Series 2019-1, Class A1, 3.454% VRN 1/25/59 (b) (f)	318,864	330,096
Series 2019-1, Class A3, 3.606% VRN 1/25/59 (b) (f)	377,983	382,038
JP Morgan Mortgage Trust
Series 2020-INV1, Class A11, 1 mo. USD LIBOR + .830% 1.005% FRN 8/25/50 (b)	239,216	240,028
Series 2019-INV2, Class A3, 3.500% VRN 2/25/50 (b) (f)	238,022	246,157
Series 2019-INV3, Class A15, 3.500% VRN 5/25/50 (b) (f)	382,225	389,596
Series 2019-INV3, Class A3, 3.500% VRN 5/25/50 (b) (f)	443,999	454,734
Series 2020-LTV1, Class A15, 3.500% VRN 6/25/50 (b) (f)	222,865	227,108
Series 2020-LTV1, Class A3, 3.500% VRN 6/25/50 (b) (f)	521,344	528,737
Series 2020-INV1, Class A3, 3.500% VRN 8/25/50 (b) (f)	377,710	385,033
New Residential Mortgage Loan Trust
Series 2020-NQM1, Class A1, 2.464% VRN 1/26/60 (b) (f)	477,213	485,131
Series 2019-NQM5, Class A1, 2.710% VRN 11/25/59 (b) (f)	773,095	788,963
Series 2019-NQM3, Class A3, 3.086% VRN 7/25/49 (b) (f)	249,320	252,241

The accompanying notes are an integral part of the financial statements.

51

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2019-NQM2, Class A1, 3.600% VRN 4/25/49 (b) (f)	$308,731	$321,523
Series 2019-NQM1, Class A1, 3.675% VRN 1/25/49 (b) (f)	321,798	334,473
Series 2019-NQM1, Class A3, 3.928% VRN 1/25/49 (b) (f)	328,208	333,874
OBX Trust
Series 2020-EXP3, Class 1A8, 3.000% VRN 1/25/60 (b) (f)	860,000	884,262
Series 2020-EXP2, Class A8, 3.000% VRN 5/25/60 (b) (f)	966,516	991,408
Series 2020-INV1, Class A5, 3.500% VRN 12/25/49 (b) (f)	573,500	585,836
Series 2019-EXP3, Class 1A8, 3.500% VRN 10/25/59 (b) (f)	249,581	253,828
Series 2020-EXP1, Class 1A8, 3.500% VRN 2/25/60 (b) (f)	328,970	335,209
Series 2019-INV2, Class A25, 4.000% VRN 5/27/49 (b) (f)	576,117	598,122
Onslow Bay Financial LLC
Series 2020-EXP1, Class 2A1, 1 mo. USD LIBOR + .750% 0.898% FRN 2/25/60 (b)	627,984	624,995
Series 2019-EXP2, Class 1A3, 4.000% VRN 6/25/59 (b) (f)	344,902	352,719
Sequoia Mortgage Trust
Series 2017-CH1, Class A2, 3.500% VRN 8/25/47 (b) (f)	649,741	660,391
Series 2017-CH1, Class A13, 4.000% VRN 8/25/47 (b) (f)	450,000	462,984
Series 2018-CH2, Class A21, 4.000% VRN 6/25/48 (b) (f)	163,508	168,552
Series 2018-CH3, Class A2, 4.000% VRN 8/25/48 (b) (f)	205,641	209,915
Series 2018-CH4, Class A2, 4.000% VRN 10/25/48 (b) (f)	266,006	271,437
SG Residential Mortgage Trust, Series 2019-3, Class A1,
2.703% VRN 9/25/59 (b) (f)	331,419	334,888
Starwood Mortgage Residential Trust
Series 2019-INV1, Class A1, 2.610% VRN 9/27/49 (b) (f)	497,001	501,309
Series 2019-1, Class A1, 2.941% VRN 6/25/49 (b) (f)	347,328	354,636
Series 2019-1, Class A2, 3.146% VRN 6/25/49 (b) (f)	343,147	349,523
Series 2019-IMC1, Class A1, 3.468% VRN 2/25/49 (b) (f)	245,522	248,486
Series 2018-IMC2, Class A1, 4.121% VRN 10/25/48 (b) (f)	458,448	469,425
Verus Securitization Trust
Series 2019-4, Class A1, 2.642% STEP 11/25/59 (b)	934,842	952,661

	Principal Amount	Value
Series 2019-INV3, Class A1, 2.692% VRN 11/25/59 (b) (f)	$1,067,793	$1,092,984
Series 2019-INV2, Class A1, 2.913% VRN 7/25/59 (b) (f)	843,080	860,863
Series 2019-3, Class A3, 3.040% STEP 7/25/59 (b)	250,899	252,543
Series 2019-INV2, Class A2, 3.117% VRN 7/25/59 (b) (f)	541,047	554,769
Series 2019-INV1, Class A1, 3.402% VRN 12/25/59 (b) (f)	206,796	216,123
Series 2019-2, Class A3, 3.448% VRN 5/25/59 (b) (f)	711,766	718,452
Series 2018-2, Class A1, 3.677% VRN 6/01/58 (b) (f)	140,341	144,509
Series 2017-1A, Class A3, 3.716% VRN 1/25/47 (b) (f)	283,989	287,575
Series 2019-1, Class A1, 3.836% VRN 2/25/59 (b) (f)	767,565	776,360
Series 2020-INV1, Class A3, 3.889% VRN 3/25/60 (b) (f)	100,000	103,547
Series 2018-3, Class A1, 4.108% VRN 10/25/58 (b) (f)	170,090	176,289
Series 2018-INV2, Class A1FX, 4.148% VRN 10/25/58 (b) (f)	336,914	341,666
Series 2018-3, Class A2, 4.180% VRN 10/25/58 (b) (f)	309,887	319,376
Vista Point Securitization Trust
Series 2020-1, Class A1, 1.763% VRN 3/25/65 (b) (f)	786,388	785,897
Series 2020-2, Class M1, 3.401% VRN 4/25/65 (b) (f)	350,000	350,093
		34,319,080

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $124,167,063)		125,909,810

SOVEREIGN DEBT OBLIGATIONS — 13.7%
1Malaysia Development Berhad Global Investments Ltd.
4.400% 3/09/23 (b)	1,000,000	1,000,951
Albania Government International Bond
3.500% 10/09/25 EUR (b) (c)	115,000	138,047
3.500% 10/09/25 EUR (b) (c)	160,000	192,065
3.500% 6/16/27 EUR (b) (c)	105,000	126,185
Argentine Republic Government International Bond
0.125% STEP 7/09/30	270,234	113,498
1.000% 7/09/29	5,922	2,700

The accompanying notes are an integral part of the financial statements.

52

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Australia Government International Bond
3.000% 3/21/47 AUD (b) (c)	$3,506,000	$3,246,323
Bermuda Government International Bond
4.750% 2/15/29 (b)	650,000	775,255
Bonos Tesoreria Pesos
4.500% 3/01/26 CLP (c)	445,000,000	650,510
4.700% 9/01/30 CLP (b) (c)	2,810,000,000	4,204,148
Brazil Notas do Tesouro Nacional Serie F
10.000% 1/01/25 BRL (c)	4,471,000	901,990
Bulgaria Government International Bond
0.375% 9/23/30 EUR (b) (c)	244,000	285,111
1.375% 9/23/50 EUR (b) (c)	372,000	424,790
Bundesobligation
0.010% 4/11/25 EUR (b) (c)	6,778,000	8,211,908
Canadian Government International Bond
2.000% 9/01/23 CAD (c)	2,130,000	1,680,133
2.000% 6/01/28 CAD (c)	390,000	327,227
3.500% 12/01/45 CAD (c)	1,010,000	1,168,150
Canadian Government Real Return Bond
4.000% 12/01/31 CAD (c)	1,550,926	1,785,879
Croatia Government International Bond
3.875% 5/30/22 EUR (b) (c)	400,000	497,883
Cyprus Government International Bond
1.250% 1/21/40 EUR (b) (c)	45,000	53,748
2.375% 9/25/28 EUR (b) (c)	1,108,000	1,495,370
2.750% 2/26/34 EUR (b) (c)	93,000	132,754
2.750% 5/03/49 EUR (b) (c)	114,000	174,885
3.750% 7/26/23 EUR (b) (c)	385,000	498,744
3.750% 7/26/23 EUR (b) (c)	645,000	835,559
3.875% 5/06/22 EUR (b) (c)	1,050,000	1,309,071
4.250% 11/04/25 EUR (b) (c)	250,000	353,708
4.250% 11/04/25 EUR (b) (c)	540,000	764,010
Czech Republic International Bond
3.875% 5/24/22 EUR (b) (c)	460,000	576,487
Egypt Government International Bond
4.750% 4/11/25 EUR (b) (c)	290,000	330,973
France Government Bond OAT
1.250% 5/25/36 EUR (b) (c)	1,702,000	2,381,497
1.750% 5/25/66 EUR (b) (c)	159,000	280,485
India Government Bond
6.450% 10/07/29 INR (c)	59,750,000	824,822

	Principal Amount	Value
Indonesia Government International Bond
3.750% 6/14/28 EUR (b) (c)	$1,080,000	$1,476,759
6.125% 5/15/28 IDR (c)	11,494,000,000	743,093
7.000% 5/15/27 IDR (c)	6,090,000,000	421,552
8.375% 9/15/26 IDR (c)	1,700,000,000	127,123
8.750% 5/15/31 IDR (c)	4,710,000,000	353,092
10.250% 7/15/27 IDR (c)	1,300,000,000	105,241
Ireland Government Bond
0.200% 10/18/30 EUR (b) (c)	1,500,000	1,822,761
1.350% 3/18/31 EUR (b) (c)	906,000	1,228,816
1.500% 5/15/50 EUR (b) (c)	100,000	151,279
2.000% 2/18/45 EUR (b) (c)	191,000	312,371
5.400% 3/13/25 EUR (c)	943,000	1,400,821
Israel Government International Bond
1.500% 1/18/27 EUR (b) (c)	530,000	674,892
1.750% 8/31/25 ILS (c)	4,274,000	1,336,903
3.750% 3/31/47 ILS (c)	659,000	278,574
5.500% 1/31/42 ILS (c)	3,007,000	1,556,946
Italy Buoni Poliennali Del Tesoro
0.650% 5/15/26 EUR (b) (c)	999,779	1,203,679
2.800% 3/01/67 EUR (b) (c)	1,256,000	1,827,416
Japan Government Thirty Year Bond
1.700% 9/20/44 JPY (c)	264,950,000	3,198,694
2.200% 9/20/39 JPY (c)	102,150,000	1,290,781
2.500% 9/20/37 JPY (c)	382,850,000	4,933,289
Japan Government Twenty Year Bond
0.600% 6/20/37 JPY (c)	337,100,000	3,344,854
0.700% 3/20/37 JPY (c)	149,900,000	1,511,067
1.200% 12/20/34 JPY (c)	335,700,000	3,619,188
1.500% 6/20/34 JPY (c)	12,000,000	133,675
Japanese Government CPI Linked Bond
0.100% 3/10/24 JPY (c)	79,192,000	748,106
0.100% 9/10/24 JPY (c)	86,899,800	822,155
0.100% 3/10/25 JPY (c)	146,304,000	1,382,511
Korea National Oil Corp.
1.625% 10/05/30 (b) (e)	440,000	433,880
Korea South-East Power Co. Ltd.
1.000% 2/03/26 (b)	400,000	400,003
Latvia Government International Bond
0.375% 10/07/26 EUR (b) (c)	1,961,000	2,391,371
Malaysia Government International Bond
4.065% 6/15/50 MYR (c)	2,411,000	604,232
4.736% 3/15/46 MYR (c)	5,990,000	1,639,870
4.921% 7/06/48 MYR (c)	6,645,000	1,856,081
4.935% 9/30/43 MYR (c)	155,000	42,879

The accompanying notes are an integral part of the financial statements.

53

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morocco Government International Bond
4.500% 10/05/20 EUR (b) (c)	$300,000	$351,700
National Highways Authority of India
7.300% 5/18/22 INR (b) (c)	100,000,000	1,346,652
Netherlands Government International Bond
5.500% 1/15/28 EUR (c)	50,000	84,940
New South Wales Treasury Corp.
4.000% 5/20/26 AUD (b) (c)	450,000	383,812
4.000% 5/20/26 AUD (b) (c)	860,000	733,507
Norway Government Bond
3.000% 3/14/24 NOK (b) (c)	2,700,000	317,039
Portugal Obrigacoes do Tesouro OT
4.100% 2/15/45 EUR (b) (c)	273,000	535,994
Province of Ontario Canada
2.600% 6/02/25 CAD (c)	286,000	233,611
3.500% 6/02/43 CAD (c)	140,000	133,722
3.500% 6/02/43 CAD (c)	62,000	59,220
Republic of South Africa Government International Bond
10.500% 12/21/26 ZAR (c)	15,306,000	1,057,467
Romanian Government International Bond
2.000% 1/28/32 EUR (b) (c)	287,000	331,319
2.000% 1/28/32 EUR (b) (c)	110,000	126,987
2.124% 7/16/31 EUR (b) (c)	642,000	750,635
2.375% 4/19/27 EUR (b) (c)	455,000	565,206
2.875% 10/28/24 EUR (b) (c)	100,000	126,625
2.875% 3/11/29 EUR (b) (c)	96,000	122,462
3.624% 5/26/30 EUR (b) (c)	670,000	887,662
Russian Federal Bond - OFZ
8.150% 2/03/27 RUB (c)	29,733,000	431,846
Serbia International Bond
1.500% 6/26/29 EUR (b) (c)	765,000	865,532
Singapore Government International Bond
2.875% 7/01/29 SGD (c)	850,000	730,101
3.125% 9/01/22 SGD (c)	1,130,000	873,504
Slovenia Government International Bond
0.275% 1/14/30 EUR (b) (c)	521,000	626,130
1.000% 3/06/28 EUR (b) (c)	250,000	318,545
1.250% 3/22/27 EUR (b) (c)	788,000	1,010,607
1.500% 3/25/35 EUR (b) (c)	398,000	550,573
3.125% 8/07/45 EUR (b) (c)	336,000	640,949
4.625% 9/09/24 EUR (b) (c)	324,000	455,545
5.250% 2/18/24 (b)	200,000	229,648
5.250% 2/18/24 (b)	200,000	229,648

	Principal Amount	Value
Spain Government International Bond
0.010% 1/31/25 EUR (c)	$1,106,000	$1,313,068
Sri Lanka Government International Bond
6.250% 10/04/20 (b)	300,000	294,000
6.250% 7/27/21 (b)	200,000	174,000
State of Israel
3.800% 5/13/60 (b)	470,000	559,300
3.875% 7/03/50	200,000	240,000
Thailand Government International Bond
3.650% 6/20/31 THB (c)	23,785,000	912,716
United Kingdom Gilt
0.625% 6/07/25 GBP (b) (c)	2,056,000	2,738,267
4.250% 12/07/46 GBP (b) (c)	1,035,000	2,440,874
		102,902,233

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $97,975,999)		102,902,233

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 14.0%
Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp. Series 4977, Class IO 4.500% 5/25/50	481,161	75,420
Federal National Mortgage Association REMICS Series 2018-44, Class PC 4.000% 6/25/44	124,504	126,857
		202,277
Pass-Through Securities — 12.6%
Federal Home Loan Mortgage Corp.
Pool #ZS7403 3.000% 5/01/31	216,546	229,674
Pool #SB0222 3.000% 11/01/34	306,139	331,587
Pool #G08756 3.000% 4/01/47	67,410	70,711
Pool #SD0080 3.000% 9/01/49	214,606	234,057
Pool #QA7625 3.000% 3/01/50	299,685	313,876
Pool #SD0286 3.000% 4/01/50	947,626	992,500
Pool #SD0393 3.000% 6/01/50	163,391	173,374
Pool #SB0015 3.500% 6/01/33	360,499	384,373
Pool #U90690 3.500% 6/01/42	106,191	115,299
Pool #U99051 3.500% 6/01/43	117,095	127,137
Pool #SD0212 3.500% 12/01/49 (e)	325,168	349,073
Pool #RA1906 4.000% 12/01/49	875,380	952,935
Pool #SD8039 4.000% 1/01/50	866,170	922,607
Pool #SD8046 4.000% 2/01/50	227,156	242,028
Pool #SD0422 4.500% 7/01/45	238,954	268,740
Pool #RA2607 4.500% 5/01/50	179,599	195,588

The accompanying notes are an integral part of the financial statements.

54

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #ZS3941 5.000% 12/01/41	$78,731	$90,141
Federal National Mortgage Association
Pool #BM3859 2.500% 8/01/31	192,821	202,152
Pool #BC9043 2.500% 11/01/31	511,637	541,833
Pool #BM1890 2.500% 1/01/32	154,979	162,478
Pool #BM5109 3.000% 12/01/32	1,131,196	1,193,413
Pool #BM5111 3.000% 11/01/33	197,221	210,595
Pool #CA4885 3.000% 12/01/34	711,663	771,933
Pool #BO7256 3.000% 1/01/35	313,623	336,655
Pool #FM2547 3.000% 2/01/35	547,667	594,048
Pool #AL9412 3.000% 11/01/36	343,125	371,651
Pool #CA5597 3.000% 4/01/40	1,093,764	1,192,214
Pool #BM4221 3.000% 1/01/43	229,091	243,984
Pool #BM5468 3.000% 2/01/43	346,196	368,702
Pool #AB9248 3.000% 5/01/43	110,988	118,203
Pool #AU1629 3.000% 7/01/43	27,699	29,500
Pool #AS0406 3.000% 9/01/43	123,686	134,896
Pool #BM5469 3.000% 3/01/44	680,829	725,090
Pool #BM3380 3.000% 6/01/46	511,459	550,782
Pool #MA2670 3.000% 7/01/46	278,770	292,972
Pool #MA2806 3.000% 11/01/46	500,720	525,917
Pool #BD8462 3.000% 11/01/46	2,028,731	2,176,468
Pool #AS8295 3.000% 11/01/46	422,603	461,830
Pool #BM4896 3.000% 2/01/47	1,232,061	1,312,158
Pool #BM1418 3.000% 4/01/47	2,292,285	2,459,215
Pool #BM4744 3.000% 6/01/47	187,212	204,589
Pool #FM1572 3.000% 9/01/48	534,614	561,517
Pool #FM1445 3.000% 8/01/49	190,716	208,001
Pool #CA4794 3.000% 12/01/49 (e)	710,688	753,281
Pool #FM2870 3.000% 3/01/50	1,402,075	1,501,439
Pool #CA6314 3.000% 7/01/50	346,471	369,483
Pool #AL8600 3.500% 4/01/31	424,178	454,125
Pool #FM3462 3.500% 12/01/33	764,073	814,672
Pool #AS4449 3.500% 2/01/35	199,862	214,492
Pool #MA1283 3.500% 12/01/42	83,412	90,534
Pool #MA1373 3.500% 3/01/43	122,988	133,490
Pool #MA1437 3.500% 5/01/43	121,299	131,429
Pool #MA1546 3.500% 8/01/43	274,068	296,957
Pool #AL6167 3.500% 1/01/44	1,129,187	1,225,606
Pool #AS5182 3.500% 6/01/45	941,571	1,011,084
Pool #BC1747 3.500% 1/01/46	2,164,906	2,319,320
Pool #BM5785 3.500% 9/01/46	227,120	243,888
Pool #BM4582 3.500% 8/01/47	222,308	241,360
Pool #BM3122 3.500% 10/01/47	2,884,702	3,149,953
Pool #BH9277 3.500% 2/01/48	1,065,401	1,127,076
Pool #CA1189 3.500% 2/01/48	402,312	425,602
Pool #FM1001 3.500% 11/01/48	134,965	143,031
Pool #BO1033 3.500% 8/01/49	56,881	60,035
Pool #BO1410 3.500% 9/01/49	456,627	481,947

	Principal Amount	Value
Pool #BO1437 3.500% 10/01/49	$438,576	$462,896
Pool #MA4021 3.500% 5/01/50	1,015,811	1,070,488
Pool #FM3972 3.500% 7/01/50	682,910	732,473
Pool #BF0198 4.000% 11/01/40	215,971	237,332
Pool #MA0639 4.000% 2/01/41	744,832	824,088
Pool #AL2745 4.000% 3/01/42	980,739	1,097,357
Pool #BM3385 4.000% 6/01/45	1,322,495	1,449,167
Pool #FM2673 4.000% 10/01/45	1,833,827	2,027,813
Pool #MA3088 4.000% 8/01/47	96,053	103,002
Pool #MA3149 4.000% 10/01/47	1,146,605	1,229,197
Pool #MA3467 4.000% 9/01/48	15,161	16,157
Pool #BM5147 4.000% 10/01/48	48,550	53,868
Pool #BM5527 4.000% 10/01/48	295,630	323,208
Pool #CA3503 4.000% 5/01/49 (e)	223,804	238,596
Pool #CA4571 4.000% 11/01/49	270,251	288,788
Pool #CA4823 4.000% 12/01/49 (e)	453,035	484,536
Pool #MA3907 4.000% 1/01/50	59,486	63,362
Pool #AL0065 4.500% 4/01/41	375,427	421,169
Pool #AI1888 4.500% 5/01/41	414,315	463,759
Pool #AL0160 4.500% 5/01/41	557,119	624,997
Pool #AL6536 4.500% 3/01/45	602,279	669,825
Pool #BM4185 4.500% 9/01/46	255,128	282,306
Pool #FM2899 4.500% 11/01/46	672,483	756,308
Pool #BM3148 4.500% 11/01/47	287,318	321,965
Pool #BM4343 4.500% 5/01/48	615,752	689,620
Pool #CA2204 4.500% 8/01/48	192,962	208,874
Pool #CA2207 4.500% 8/01/48	110,995	120,772
Pool #CA5186 4.500% 1/01/50	88,046	95,719
Pool #CA5696 4.500% 5/01/50	287,090	312,827
Pool #AD6438 5.000% 6/01/40	99,743	114,323
Pool #AL9893 5.000% 2/01/45	514,228	579,752
Pool #FM4212 5.000% 12/01/47	763,974	876,204
Pool #BM3279 5.500% 5/01/44	1,769,097	2,065,998
Pool #BM4971 6.000% 7/01/41	314,686	377,632
Government National Mortgage Association Pool #AA5821 3.000% 11/15/42	72,835	77,691
Government National Mortgage Association II
Pool #MA2891 3.000% 6/20/45	1,656,563	1,745,301
Pool #MA3662 3.000% 5/20/46	274,247	288,767
Pool #MA3802 3.000% 7/20/46	131,484	138,363
Pool #MA3873 3.000% 8/20/46	761,589	801,434
Pool #MA6144 3.000% 9/20/49	88,757	91,071
Pool #MA6209 3.000% 10/20/49	580,673	595,809
Pool #MA6399 3.000% 1/20/50	331,551	340,193
Pool #MA6531 3.000% 3/20/50	1,055,809	1,083,331
Pool #MA6757 3.000% 7/20/50	478,475	490,947
Pool #MA0318 3.500% 8/20/42	318,384	348,143

The accompanying notes are an integral part of the financial statements.

55

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #MA1012 3.500% 5/20/43	$645,462	$700,750
Pool #MA1090 3.500% 6/20/43	257,755	279,834
Pool #AL1773 3.500% 1/20/45	313,459	342,170
Pool #MA3310 3.500% 12/20/45	179,228	192,844
Pool #MA3597 3.500% 4/20/46	276,040	297,011
Pool #MA3663 3.500% 5/20/46	218,269	234,851
Pool #MA3736 3.500% 6/20/46	602,032	647,768
Pool #MA3803 3.500% 7/20/46	43,498	46,803
Pool #MA4004 3.500% 10/20/46	1,062,293	1,138,347
Pool #MA4382 3.500% 4/20/47	55,682	59,564
Pool #784474 3.500% 2/20/48	328,552	358,954
Pool #784504 3.500% 2/20/48	235,489	257,279
Pool #MA784472 3.500% 2/20/48	516,806	574,640
Pool #MA3245 4.000% 11/20/45	378,035	411,624
Pool #MA4511 4.000% 6/20/47	234,658	252,941
Pool #MA4720 4.000% 9/20/47	1,049,136	1,129,896
Pool #MA4838 4.000% 11/20/47	257,640	277,472
Pool #MA2894 4.500% 6/20/45	306,377	336,906
Pool #MA2963 4.500% 7/20/45	120,312	132,300
Pool #MA3312 4.500% 12/20/45	5,732	6,303
Pool #MA4588 4.500% 7/20/47	771,847	841,040
Pool #MA4964 4.500% 1/20/48	58,484	63,653
Pool #MA5265 4.500% 6/20/48	81,562	88,211
Pool #MA6156 4.500% 9/20/49	44,866	48,166
Pool #MA6286 4.500% 11/20/49	581,733	623,839
Pool #MA4781 5.000% 10/20/47	804,651	889,739
Pool #MA5194 5.000% 5/20/48	204,564	223,255
Pool #BF2644 5.000% 5/20/48	21,585	24,137
Pool #BF2878 5.000% 6/20/48	41,934	46,892
Pool #MA5266 5.000% 6/20/48	614,111	669,838
Pool #BF3008 5.000% 7/20/48	18,511	20,700
Pool #MA5988 5.000% 6/20/49	579,142	628,982
Pool #MA5195 5.500% 5/20/48	256,048	285,074
Pool #MA5654 5.500% 12/20/48	67,368	74,500
Pool #MA5713 5.500% 1/20/49	48,121	53,155
Pool #MA5820 5.500% 3/20/49	114,513	127,065
Government National Mortgage Association II TBA
Pool #8 2.000% 10/21/50 (e)	1,950,000	2,026,020
Pool #1367 4.000% 10/21/50 (e)	620,000	658,847
Uniform Mortgage Backed Securities TBA
Pool #1082 2.000% 10/14/50 (e)	6,775,000	7,005,773
Pool #6560 2.500% 10/19/35 (e)	520,000	543,075
Pool #869 2.500% 10/14/50 (e)	4,540,000	4,763,098
Pool #9768 3.000% 10/14/50 (e)	1,920,000	2,011,200
Pool #18388 4.000% 10/14/50 (e)	1,085,000	1,157,051
Pool #21133 4.500% 10/14/50 (e)	1,130,000	1,222,254
		94,592,549

	Principal Amount	Value
Whole Loans — 1.4%
Federal Home Loan Mortgage Corp.
Series 2020-HQA4, Class M1, 1 mo. USD LIBOR + 1.300% 1.452% FRN 9/25/50 (b)	$485,000	$486,184
Series 2020-HQA3, Class M1, 1 mo. USD LIBOR + 1.550% 1.698% FRN 7/25/50 (b)	315,000	314,402
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2017-DNA3, Class M1, 1 mo. USD LIBOR + .750% 0.898% FRN 3/25/30	123,236	123,160
Series 2018-DNA3, Class M1, 1 mo. USD LIBOR + .750% 0.898% FRN 9/25/48 (b)	709	707
Series 2020-DNA2, Class M1, 1 mo. USD LIBOR + .750% 0.898% FRN 2/25/50 (b)	347,023	346,204
Series 2018-DNA2, Class M1, 1 mo. USD LIBOR + .800% 0.948% FRN 12/25/30 (b)	92,427	92,317
Series 2018-DNA1, Class M2AT, 1 mo. USD LIBOR + 1.05%, 1.198% FRN 7/25/30	479,874	476,647
Series 2017-DNA3, Class M2AS, 1 mo. USD LIBOR + 1.10%, 1.248% FRN 3/25/30	745,000	734,605
Series 2018-HQA1, Class M2AS, 1 mo. USD LIBOR + 1.10%, 1.248% FRN 9/25/30	348,598	343,196
Series 2019, Class M2, 1 mo. USD LIBOR + 1.400% 1.548% FRN 2/25/49 (b)	389,013	361,208
Series 2020-DNA3, Class M1, 1 mo. USD LIBOR + 1.500% 1.648% FRN 6/25/50 (b)	360,000	360,606
Series 2020-DNA4, Class M1, 1 mo. USD LIBOR + 1.500% 1.648% FRN 8/25/50 (b)	755,000	757,290
Series 2017-HQA3, Class M2, 1 mo. USD LIBOR + 2.350% 2.498% FRN 4/25/30	628,872	630,981
Series 2018-SP12, Class M2, 3.810% VRN 5/25/48 (b) (f)	52,001	51,484
Series 2018-SPI3, Class M2, 4.140% VRN 8/25/48 (b) (f)	244,035	241,327
Series 2015-DNA3, Class M3, 1 mo. USD LIBOR + 4.700% 4.848% FRN 4/25/28	735,286	765,922
Series 2016-HQA2, Class M3, 1 mo. USD LIBOR + 5.150% 5.298% FRN 11/25/28	928,329	972,296

The accompanying notes are an integral part of the financial statements.

56

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association Connecticut Avenue Securities Trust
Series 2020-R02, Class 2M1, 1 mo. USD LIBOR + .750% 0.898% FRN 1/25/40 (b)	$344,785	$343,751
Series 2020-R01, Class 1M1, 1 mo. USD LIBOR + .800% 0.948% FRN 1/25/40 (b)	348,129	347,546
Series 2018-C01, Class 1ED2, 1 mo. USD LIBOR + .850%, 0.998% FRN 7/25/30	670,621	658,427
Series 2018-C02, Class 2EB2, 1 mo. USD LIBOR + .900%, 1.048% FRN 8/25/30	335,638	326,540
Series 2017-C04, Class 2ED2, 1 mo. USD LIBOR + 1.100% 1.248% FRN 11/25/29	773,435	755,332
Series 2017-C02, Class 2ED3, 1 mo. USD LIBOR + 1.350% 1.498% FRN 9/25/29	631,324	616,069
Series 2017-C06, Class 1M2B, 1 mo. USD LIBOR + 2.650%, 2.798% FRN 2/25/30	520,000	518,237
		10,624,438

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $102,818,725)		105,419,264

U.S. TREASURY OBLIGATIONS — 12.3%
U.S. Treasury Bonds & Notes — 12.3%
U.S. Treasury Bond
1.250% 5/15/50	825,000	784,169
2.375% 11/15/49	5,100,000	6,242,263
3.000% 2/15/49	1,875,600	2,569,787
U.S. Treasury Note
0.125% 5/15/23	16,280,000	16,270,767
0.250% 5/31/25	17,000,000	17,000,624
0.250% 6/30/25	6,800,000	6,797,234
0.625% 8/15/30	4,000,000	3,980,151
1.375% 10/15/22	6,840,000	7,012,881
1.500% 1/15/23 (g)	15,365,000	15,843,093
1.500% 2/15/30	3,500,000	3,777,862
1.625% 11/15/22	6,985,000	7,205,189
1.625% 12/15/22	4,630,000	4,782,021
		92,266,041

TOTAL U.S. TREASURY OBLIGATIONS (Cost $89,673,372)		92,266,041

	Principal Amount	Value

TOTAL BONDS & NOTES (Cost $677,793,455)		$701,297,609

TOTAL PURCHASED OPTIONS (#) — 0.0% (Cost $110,854)		83,204

TOTAL LONG-TERM INVESTMENTS (Cost $677,904,309)		701,380,813
	Number of Shares
SHORT-TERM INVESTMENTS — 9.1%
Mutual Fund — 6.5%
T. Rowe Price Government Reserve Investment Fund	48,989,208	48,989,208
	Principal Amount
Sovereign Debt Obligation — 2.6%
Japan Treasury Discount Bill
0.000% 12/14/20 JPY (c)	$2,050,000,000	19,443,841

TOTAL SHORT-TERM INVESTMENTS (Cost $68,437,141)		68,433,049

TOTAL INVESTMENTS — 102.5% (Cost $746,341,450) (h)		769,813,862

Other Assets/(Liabilities) — (2.5)%		(18,898,971)

NET ASSETS — 100.0%		$750,914,891

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
IO	Interest Only
OAT	Obligations Assimilables du Tresor
OFZ	Obligatsyi Federal’novo Zaima (Federal Loan Obligations)
REMICS	Real Estate Mortgage Investment Conduits
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

The accompanying notes are an integral part of the financial statements.

57

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security represents unsettled loan commitments at September 30, 2020 where the rate will be determined at time of settlement.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2020, the aggregate market value of these securities amounted to $255,680,470 or 34.05% of net assets.

(c)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(d)	Security is perpetual and has no stated maturity date.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2020.

(g)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(h)	See Note 6 for aggregate cost for federal tax purposes.

(#) OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
USD Put ILS Call	Citibank N.A.*	12/01/20	3.30	1,665,000	USD	1,665,000	$2,717	$9,314	$(6,597)
USD Put ILS Call	Citibank N.A.*	12/01/20	3.30	3,335,000	USD	3,335,000	5,443	16,559	(11,116)
AUD Put USD Call	Goldman Sachs International*	10/05/20	0.72	7,328,540	AUD	7,328,540	56,464	46,555	9,909
EUR Put USD Call	Goldman Sachs International*	10/05/20	1.17	3,017,094	EUR	3,017,094	6,612	15,646	(9,034)
USD Put JPY Call	UBS AG*	10/16/20	105.04	4,250,000	USD	4,250,000	11,968	22,780	(10,812)
							$83,204	$110,854	$(27,650)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	10/09/20	USD	1,195,683	INR	91,253,580	$(40,690)
Bank of America N.A.*	10/23/20	USD	706,351	NZD	1,065,000	1,802
Bank of America N.A.*	11/20/20	EUR	220,087	USD	261,945	(3,642)
Bank of America N.A.*	11/20/20	USD	119,853	EUR	101,179	1,105
Barclays Bank PLC*	10/09/20	INR	123,155,549	USD	1,672,855	(4,250)
Barclays Bank PLC*	10/23/20	GBP	460,000	USD	582,646	10,979

The accompanying notes are an integral part of the financial statements.

58

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Barclays Bank PLC*	10/23/20	JPY	50,865,000	USD	475,207	$7,196
Barclays Bank PLC*	10/23/20	USD	725,217	JPY	76,830,000	(3,438)
Barclays Bank PLC*	10/23/20	USD	1,109,652	AUD	1,540,000	6,576
Barclays Bank PLC*	10/23/20	USD	1,085,106	GBP	850,000	(11,809)
Barclays Bank PLC*	12/11/20	USD	578,775	CLP	449,332,095	6,013
Barclays Bank PLC*	12/18/20	ZAR	7,348,000	USD	445,312	(10,587)
Barclays Bank PLC*	12/18/20	USD	416,000	CNH	2,866,451	(4,599)
Barclays Bank PLC*	1/22/21	USD	1,653,650	INR	123,155,549	3,351
BNP Paribas SA*	10/09/20	INR	61,019,674	USD	826,386	355
BNP Paribas SA*	10/23/20	USD	319,996	NOK	2,939,186	4,879
BNP Paribas SA*	10/23/20	USD	835,484	CAD	1,102,053	7,781
BNP Paribas SA*	10/23/20	USD	914,869	AUD	1,242,000	25,246
BNP Paribas SA*	11/20/20	EUR	1,577,961	USD	1,864,038	(12,084)
BNP Paribas SA*	11/20/20	SEK	140,000	USD	15,946	(306)
BNP Paribas SA*	12/02/20	USD	193,371	BRL	1,086,174	301
BNP Paribas SA*	12/11/20	CLP	173,039,800	USD	225,953	(5,380)
BNP Paribas SA*	12/11/20	USD	1,973,521	CLP	1,530,373,957	22,759
BNP Paribas SA*	12/11/20	MYR	863,000	USD	206,905	310
BNP Paribas SA*	12/11/20	USD	3,370,616	MYR	13,996,822	9,833
BNP Paribas SA*	12/18/20	USD	372,587	CNH	2,566,971	(4,069)
BNP Paribas SA*	1/22/21	USD	817,036	INR	61,019,674	(635)
Citibank N.A.*	10/09/20	IDR	1,296,761,115	USD	86,682	411
Citibank N.A.*	10/09/20	USD	1,831,985	INR	139,236,258	(54,493)
Citibank N.A.*	10/15/20	USD	2,642,626	ILS	9,114,153	(18,192)
Citibank N.A.*	10/15/20	ILS	11,041,925	USD	3,203,378	20,241
Citibank N.A.*	10/16/20	MXN	8,550,000	USD	387,741	(1,695)
Citibank N.A.*	10/16/20	CZK	2,394,000	USD	103,791	(57)
Citibank N.A.*	10/23/20	NOK	5,855,000	USD	644,772	(17,045)
Citibank N.A.*	10/23/20	JPY	113,889,909	USD	1,078,825	1,306
Citibank N.A.*	10/23/20	USD	3,241,431	AUD	4,485,000	28,901
Citibank N.A.*	10/23/20	USD	4,776,055	CAD	6,445,426	(64,816)
Citibank N.A.*	10/23/20	CAD	66,000	USD	49,467	103
Citibank N.A.*	10/23/20	AUD	3,871,000	USD	2,756,780	15,952
Citibank N.A.*	10/23/20	USD	15,524,329	JPY	1,657,948,054	(199,641)
Citibank N.A.*	11/13/20	PLN	172,000	USD	44,549	(47)
Citibank N.A.*	11/20/20	SEK	10,825,000	USD	1,248,447	(39,132)
Citibank N.A.*	11/20/20	USD	2,246,794	SEK	19,484,558	70,076
Citibank N.A.*	11/20/20	USD	9,608,353	GBP	7,290,522	198,760
Citibank N.A.*	11/20/20	EUR	638,051	USD	749,498	(657)
Citibank N.A.*	11/20/20	USD	73,501,521	EUR	61,856,087	904,888
Citibank N.A.*	12/18/20	USD	393,674	CNH	2,707,278	(3,569)
Citibank N.A.*	1/21/21	USD	3,194,170	ILS	10,993,694	(21,201)
Citibank N.A.*	1/21/21	ILS	143,000	USD	41,908	(84)
Citibank N.A.*	1/22/21	USD	85,277	IDR	1,296,761,115	(980)
Credit Suisse International*	10/09/20	USD	1,794,274	INR	136,654,593	(57,226)
Credit Suisse International*	10/09/20	USD	101,189	IDR	1,480,098,000	1,783
Credit Suisse International*	10/23/20	CHF	1,070,000	USD	1,160,871	1,523
Credit Suisse International*	10/23/20	USD	692,079	CHF	635,000	2,247

The accompanying notes are an integral part of the financial statements.

59

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Credit Suisse International*	10/23/20	USD	1,111,602	NZD	1,670,000	$6,817
Deutsche Bank AG*	10/09/20	USD	416,066	IDR	6,157,780,831	2,499
Deutsche Bank AG*	12/11/20	MYR	5,769,000	USD	1,392,426	(7,229)
Deutsche Bank AG*	12/11/20	USD	197,713	MYR	820,867	614
Deutsche Bank AG*	12/14/20	USD	1,258,556	THB	39,384,000	15,785
Goldman Sachs International*	10/08/20	USD	66,575	TWD	1,931,000	(99)
Goldman Sachs International*	10/08/20	TWD	6,261,622	USD	215,732	470
Goldman Sachs International*	10/09/20	USD	1,362,380	IDR	20,202,044,591	5,577
Goldman Sachs International*	10/09/20	INR	60,191,950	USD	814,450	1,076
Goldman Sachs International*	10/09/20	IDR	25,403,154,366	USD	1,717,899	(11,781)
Goldman Sachs International*	10/16/20	MXN	2,383,000	USD	107,613	(17)
Goldman Sachs International*	10/23/20	CAD	3,012,000	USD	2,273,359	(11,181)
Goldman Sachs International*	10/23/20	CHF	145,000	USD	160,140	(2,619)
Goldman Sachs International*	10/23/20	AUD	770,000	USD	567,571	(16,033)
Goldman Sachs International*	12/02/20	USD	773,243	BRL	4,344,695	963
Goldman Sachs International*	12/14/20	THB	6,430,142	USD	207,163	(4,258)
Goldman Sachs International*	1/22/21	USD	34,408	IDR	520,290,366	(200)
Goldman Sachs International*	1/22/21	USD	860,018	INR	64,285,950	(1,421)
HSBC Bank USA*	10/08/20	USD	778,230	TWD	22,571,000	(1,102)
HSBC Bank USA*	10/08/20	TWD	13,612,222	USD	468,208	1,795
HSBC Bank USA*	10/09/20	INR	8,000,000	USD	105,035	3,355
HSBC Bank USA*	10/09/20	USD	788,449	IDR	11,694,233,184	3,045
HSBC Bank USA*	10/09/20	IDR	14,763,160,000	USD	989,864	1,654
HSBC Bank USA*	10/23/20	USD	18,800,496	JPY	2,009,329,330	(255,972)
HSBC Bank USA*	10/23/20	USD	919,060	AUD	1,313,468	(21,756)
HSBC Bank USA*	10/23/20	NZD	2,015,000	USD	1,342,625	(9,606)
HSBC Bank USA*	10/23/20	CAD	2,175,000	USD	1,632,198	1,347
HSBC Bank USA*	10/23/20	USD	1,102,134	CAD	1,465,000	1,838
HSBC Bank USA*	11/20/20	EUR	140,676	USD	166,841	(1,738)
HSBC Bank USA*	11/20/20	USD	142,259	GBP	105,583	5,987
HSBC Bank USA*	11/20/20	USD	601,478	EUR	510,000	2,923
HSBC Bank USA*	12/14/20	THB	3,776,432	USD	120,422	(1,256)
HSBC Bank USA*	12/18/20	USD	556,689	CNH	3,831,300	(5,484)
HSBC Bank USA*	1/22/21	USD	475,952	TWD	13,612,222	5,744
HSBC Bank USA*	1/22/21	IDR	561,459,247	USD	37,116	231
JP Morgan Chase Bank N.A.*	10/09/20	USD	241,149	INR	18,286,000	(6,603)
JP Morgan Chase Bank N.A.*	10/16/20	USD	157,993	CZK	3,510,000	5,901
JP Morgan Chase Bank N.A.*	10/16/20	USD	824,963	MXN	18,572,000	(13,591)
JP Morgan Chase Bank N.A.*	10/16/20	CZK	2,827,000	USD	125,212	(2,715)
JP Morgan Chase Bank N.A.*	10/23/20	CHF	445,000	USD	480,208	3,217
JP Morgan Chase Bank N.A.*	10/23/20	NZD	720,000	USD	479,994	(3,679)
JP Morgan Chase Bank N.A.*	10/23/20	USD	106,459	JPY	11,247,000	(207)
JP Morgan Chase Bank N.A.*	10/23/20	GBP	805,000	USD	1,053,142	(14,299)
JP Morgan Chase Bank N.A.*	10/23/20	NOK	10,175,000	USD	1,119,981	(29,096)
JP Morgan Chase Bank N.A.*	10/23/20	JPY	157,454,000	USD	1,484,590	8,703
JP Morgan Chase Bank N.A.*	10/23/20	CAD	116,000	USD	87,971	(849)
JP Morgan Chase Bank N.A.*	10/23/20	AUD	339,725	USD	242,360	980
JP Morgan Chase Bank N.A.*	10/23/20	USD	666,015	NOK	6,040,000	18,453

The accompanying notes are an integral part of the financial statements.

60

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank N.A.*	10/23/20	USD	38,699	AUD	53,000	$736
JP Morgan Chase Bank N.A.*	10/23/20	USD	122,215	CAD	162,484	180
JP Morgan Chase Bank N.A.*	11/13/20	USD	75,088	PLN	277,000	3,420
JP Morgan Chase Bank N.A.*	11/20/20	GBP	147,000	USD	196,081	(6,354)
JP Morgan Chase Bank N.A.*	11/20/20	EUR	395,000	USD	471,162	(7,575)
JP Morgan Chase Bank N.A.*	11/20/20	SEK	5,100,000	USD	587,687	(17,940)
JP Morgan Chase Bank N.A.*	11/20/20	USD	149,518	GBP	116,000	(199)
JP Morgan Chase Bank N.A.*	11/20/20	USD	1,101,708	SEK	9,800,000	6,901
JP Morgan Chase Bank N.A.*	11/20/20	USD	2,353,606	EUR	1,995,330	11,812
JP Morgan Chase Bank N.A.*	1/22/21	IDR	1,073,422,324	USD	70,713	688
Morgan Stanley & Co. LLC*	10/08/20	USD	7,051	KRW	8,434,255	(161)
Morgan Stanley & Co. LLC*	10/08/20	KRW	8,434,255	USD	7,187	25
Morgan Stanley & Co. LLC*	10/08/20	TWD	4,628,156	USD	159,702	99
Morgan Stanley & Co. LLC*	10/09/20	USD	194,220	IDR	2,873,871,899	1,206
Morgan Stanley & Co. LLC*	10/09/20	IDR	385,578,798	USD	25,791	105
Morgan Stanley & Co. LLC*	10/16/20	MXN	46,929,826	USD	2,061,484	57,470
Morgan Stanley & Co. LLC*	10/23/20	USD	5,849,240	JPY	624,347,147	(72,065)
Morgan Stanley & Co. LLC*	10/23/20	USD	690,346	GBP	530,000	6,387
Morgan Stanley & Co. LLC*	10/23/20	USD	164,822	AUD	223,924	4,429
Morgan Stanley & Co. LLC*	10/23/20	USD	1,072,219	NOK	9,990,000	1,169
Morgan Stanley & Co. LLC*	11/20/20	USD	1,530,410	EUR	1,289,335	17,198
Morgan Stanley & Co. LLC*	11/20/20	USD	90,359	GBP	70,009	1
Morgan Stanley & Co. LLC*	12/11/20	USD	951,116	CLP	735,585,687	13,467
Morgan Stanley & Co. LLC*	12/18/20	USD	1,626,995	SGD	2,223,109	(1,762)
Morgan Stanley & Co. LLC*	1/22/21	USD	25,417	IDR	385,578,798	(231)
Morgan Stanley & Co. LLC*	1/22/21	USD	162,164	TWD	4,628,156	2,293
UBS AG*	10/09/20	USD	501,262	RUB	35,667,770	42,563
UBS AG*	10/15/20	USD	562,636	ILS	1,927,772	(164)
UBS AG*	10/16/20	CZK	52,594,000	USD	2,211,784	67,167
UBS AG*	10/23/20	GBP	115,000	USD	150,948	(2,542)
UBS AG*	10/23/20	AUD	230,000	USD	165,630	(885)
UBS AG*	10/23/20	JPY	270,399,000	USD	2,548,134	16,329
UBS AG*	10/23/20	USD	849,932	CAD	1,105,000	20,016
UBS AG*	10/23/20	USD	1,135,674	JPY	119,025,000	6,842
UBS AG*	10/23/20	USD	1,117,894	CHF	1,025,000	4,386
UBS AG*	11/13/20	PLN	1,670,000	USD	447,403	(15,324)
UBS AG*	11/20/20	EUR	301,912	USD	354,614	(279)
UBS AG*	11/20/20	USD	694,984	SEK	6,125,000	10,730
UBS AG*	11/20/20	USD	363,045	EUR	305,632	4,344
UBS AG*	12/11/20	USD	360,567	CLP	283,282,765	(533)
UBS AG*	12/18/20	USD	642,536	ZAR	10,773,317	5,157
						$629,642

The accompanying notes are an integral part of the financial statements.

61

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
Euro-BTP	12/08/20	7	$1,197,760	$13,451
Euro-Bund	12/08/20	9	1,834,055	7,488
Euro-OAT	12/08/20	25	4,914,011	26,399
Korea 10 Year Bond	12/15/20	49	5,527,676	49,819
Korea 3 Year Bond	12/15/20	172	16,438,364	45,398
U.S. Treasury Long Bond	12/21/20	277	49,129,415	(299,509)
U.S. Treasury Note 10 Year	12/21/20	431	60,075,776	62,193
U.S. Treasury Ultra Bond	12/21/20	131	29,267,732	(210,294)
UK Long Gilt	12/29/20	11	1,933,208	(1,284)
U.S. Treasury Note 2 Year	12/31/20	41	9,057,534	1,864
				$(304,475)
Short
Euro-Buxl 30 Year Bond	12/08/20	4	$(1,031,846)	$(12,478)
Euro-Schatz	12/08/20	27	(3,553,371)	(1,297)
Canada 10 Year Bond	12/18/20	6	(684,727)	667
U.S. Treasury Ultra 10 Year	12/21/20	195	(31,120,506)	(64,260)
U.S. Treasury Note 5 Year	12/31/20	362	(45,580,377)	(42,936)
				$(120,304)

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Obligation/Index	Rate Paid by Fund	Payment Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
1.000%	iTraxx Europe Crossover Series 34†	Quarterly	12/20/2025	EUR	2,025,000	$(50,232)	$(52,900)	$2,668

Centrally Cleared Credit Default Swap - Sell Protection††

Reference Obligation/ Index	Rate Received by Fund	Payment Frequency	Termination Date	Credit Rating	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 34†	1.000%	Quarterly	6/20/25	BBB+**	USD	39,322,000	$276,681	$336,310	$(59,629)
CDX.NA.IG Series 35†	1.000%	Quarterly	12/20/25	NR	USD	17,065,000	355,626	361,282	(5,656)
CDX.NA.HY Series 35†	5.000%	Quarterly	12/20/25	BB-**	USD	2,900,000	118,240	126,150	(7,910)
							$750,547	$823,742	$(73,195)

The accompanying notes are an integral part of the financial statements.

62

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

OTC Credit Default Swaps-Sell Protection††

Reference Obligation/ Index	Rate Received by Fund	Payment Frequency	Counterparty	Credit Rating	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Boeing Co.	1.000%	Quarterly	Bank of America N.A.*	BBB**	12/20/21	USD	1,375,000	$(28,315)	$14,177	$(42,492)
Republic of Greece	1.000%	Quarterly	Bank of America N.A.*	BB**	6/20/22	USD	260,000	1,617	(7,203)	8,820
Republic of Greece	1.000%	Quarterly	Bank of America N.A.*	BB**	12/20/24	USD	151,000	(1,302)	(4,578)	3,276
Republic of Greece	1.000%	Quarterly	Bank of America N.A.*	BB**	12/20/24	USD	303,000	(2,613)	(9,187)	6,574
Republic of Greece	1.000%	Quarterly	Bank of America N.A.*	BB**	12/20/24	USD	152,000	(1,311)	(10,490)	9,179
Republic of Greece	1.000%	Quarterly	Bank of America N.A.*	BB**	12/20/29	USD	225,000	(18,320)	(11,239)	(7,081)
Republic of Greece	1.000%	Quarterly	Bank of America N.A.*	BB**	12/20/29	USD	225,000	(18,320)	(11,045)	(7,275)
General Electric Co.	1.000%	Quarterly	Barclays Bank PLC*	BBB+**	12/20/20	USD	210,000	178	1,140	(962)
General Electric Co.	1.000%	Quarterly	Barclays Bank PLC*	BBB+**	12/20/20	USD	385,000	326	2,193	(1,867)
Republic of Greece	1.000%	Quarterly	Barclays Bank PLC*	BB**	12/20/20	USD	160,000	217	(5,973)	6,190
Republic of Greece	1.000%	Quarterly	Barclays Bank PLC*	BB**	12/20/21	USD	160,000	956	(10,870)	11,826
Republic of Greece	1.000%	Quarterly	Barclays Bank PLC*	BB**	6/20/24	USD	135,000	(507)	(8,192)	7,685
Republic of Greece	1.000%	Quarterly	Barclays Bank PLC*	BB**	6/20/24	USD	67,500	(254)	(3,879)	3,625
Republic of Greece	1.000%	Quarterly	Barclays Bank PLC*	BB**	6/20/24	USD	67,500	(254)	(3,879)	3,625
Devon Energy Corp	1.000%	Quarterly	Barclays Bank PLC*	BBB**	12/20/24	USD	50,000	(1,462)	24	(1,486)
Republic of Greece	1.000%	Quarterly	Barclays Bank PLC*	BB**	12/20/24	USD	450,000	(3,881)	(2,504)	(1,377)
Colombia Government	1.000%	Quarterly	Barclays Bank PLC*	Baa2**	12/20/25	USD	2,755,000	(67,739)	(47,294)	(20,445)
Republic of Chile	1.000%	Quarterly	Barclays Bank PLC*	A+**	12/20/25	USD	2,350,000	39,137	32,972	6,165
Republic of Indonesia	1.000%	Quarterly	Barclays Bank PLC*	Baa2**	12/20/25	USD	2,000,000	(14,813)	(709)	(14,104)
Republic of Chile	1.000%	Quarterly	BNP Paribas SA*	A+**	12/20/25	USD	1,050,000	17,487	19,540	(2,053)
Devon Energy Corp	1.000%	Quarterly	Citibank N.A.*	BBB**	12/20/24	USD	105,000	(3,071)	(551)	(2,520)
Republic of Greece	1.000%	Quarterly	Citibank N.A.*	BB**	6/20/25	USD	150,000	(2,330)	(9,034)	6,704
Republic of Greece	1.000%	Quarterly	Citibank N.A.*	BB**	6/20/25	USD	75,000	(1,165)	(4,349)	3,184

The accompanying notes are an integral part of the financial statements.

63

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Reference Obligation/ Index	Rate Received by Fund	Payment Frequency	Counterparty	Credit Rating	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Colombia Government	1.000%	Quarterly	Citibank N.A.*	Baa2**	12/20/25	USD	50,000	$(1,229)	$(790)	$(439)
General Electric Co.	1.000%	Quarterly	Goldman Sachs International*	BBB+**	12/20/20	USD	295,000	250	1,630	(1,380)
General Electric Co.	1.000%	Quarterly	Goldman Sachs International*	BBB+**	12/20/20	USD	190,000	161	1,047	(886)
Republic of Indonesia	1.000%	Quarterly	Goldman Sachs International*	Baa2**	12/20/25	USD	2,367,891	(17,538)	(3,891)	(13,647)
Barclays Bank PLC	1.000%	Quarterly	JP Morgan Chase Bank N.A.*	A1**	6/20/24	EUR	100,000	2,035	1,278	757
Devon Energy Corp	1.000%	Quarterly	Morgan Stanley & Co. LLC*	BBB**	12/20/24	USD	65,000	(1,901)	(403)	(1,498)
Republic of Greece	1.000%	Quarterly	Morgan Stanley & Co. LLC*	BB**	12/20/24	USD	134,000	(1,156)	(993)	(163)
Republic of Greece	1.000%	Quarterly	Morgan Stanley & Co. LLC*	BB**	6/20/25	USD	94,000	(1,460)	(4,498)	3,038
Republic of Indonesia	1.000%	Quarterly	Morgan Stanley & Co. LLC*	Baa2**	12/20/25	USD	1,382,109	(10,236)	(2,278)	(7,958)
								$(136,813)	$(89,828)	$(46,985)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
3-Month CNREPOFIX= CFXS-Reuters	Quarterly	Fixed 2.558%	Quarterly	7/17/25	CNY	30,000,000	$(17,121)	$—	$(17,121)
3-Month CNREPOFIX= CFXS-Reuters	Quarterly	Fixed 2.600%	Quarterly	8/06/25	CNY	7,500,000	(2,384)	—	(2,384)
6-Month PRIBOR	Semi-Annually	Fixed 2.208%	Annually	2/13/22	CZK	78,554,000	86,911	—	86,911
6-Month PRIBOR	Semi-Annually	Fixed 2.245%	Annually	2/20/22	CZK	71,067,000	81,312	—	81,312
6-Month PRIBOR	Semi-Annually	Fixed 2.235%	Annually	2/20/22	CZK	45,978,000	52,327	—	52,327
6-Month PRIBOR	Semi-Annually	Fixed 2.230%	Annually	2/21/22	CZK	75,130,000	85,436	—	85,436

The accompanying notes are an integral part of the financial statements.

64

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Fixed 1.600%	Annually	6-Month PRIBOR	Semi-Annually	2/13/30	CZK	6,496,000	$(21,153)	$—	$(21,153)
Fixed 1.705%	Annually	6-Month PRIBOR	Semi-Annually	2/19/30	CZK	11,855,000	(43,601)	—	(43,601)
Fixed 1.690%	Annually	6-Month PRIBOR	Semi-Annually	2/20/30	CZK	11,856,000	(42,903)	—	(42,903)
Fixed 1.693%	Annually	6-Month PRIBOR	Semi-Annually	2/21/30	CZK	12,384,000	(44,944)	—	(44,944)
28 Day-MXN-TIIE-Banxico	Monthly	Fixed 5.499%	Monthly	5/04/27	MXN	15,000,000	3,799	—	3,799
Fixed 2.620%	Annually	6-Month WIBOR	Semi-Annually	2/20/23	PLN	3,700,000	(54,167)	—	(54,167)
Fixed 2.440%	Annually	6-Month WIBOR	Semi-Annually	3/12/23	PLN	230,000	(3,181)	—	(3,181)
Fixed 2.350%	Annually	6-Month WIBOR	Semi-Annually	4/06/23	PLN	700,000	(9,497)	—	(9,497)
Fixed 2.305%	Annually	6-Month WIBOR	Semi-Annually	4/20/23	PLN	500,000	(6,714)	—	(6,714)
Fixed 2.430%	Annually	6-Month WIBOR	Semi-Annually	5/07/23	PLN	1,000,000	(14,424)	—	(14,424)
Fixed 2.518%	Annually	6-Month WIBOR	Semi-Annually	5/18/23	PLN	900,000	(13,626)	—	(13,626)
Fixed 2.395%	Annually	6-Month WIBOR	Semi-Annually	8/23/23	PLN	1,400,000	(22,040)	—	(22,040)
Fixed 3.090%	Annually	6-Month WIBOR	Semi-Annually	2/20/28	PLN	1,070,000	(47,208)	—	(47,208)
Fixed 2.850%	Annually	6-Month WIBOR	Semi-Annually	4/06/28	PLN	100,000	(4,006)	—	(4,006)
Fixed 2.920%	Annually	6-Month WIBOR	Semi-Annually	5/07/28	PLN	200,000	(8,322)	—	(8,322)
Fixed 3.030%	Annually	6-Month WIBOR	Semi-Annually	5/18/28	PLN	300,000	(13,144)	—	(13,144)
Fixed 1.715%	Annually	6-Month WIBOR	Semi-Annually	9/24/29	PLN	1,700,000	(33,010)	—	(33,010)
Fixed 1.780%	Annually	6-Month WIBOR	Semi-Annually	10/22/29	PLN	823,529	(17,167)	—	(17,167)
Fixed 1.775%	Annually	6-Month WIBOR	Semi-Annually	10/22/29	PLN	1,176,471	(24,393)	—	(24,393)
Fixed 1.820%	Annually	6-Month WIBOR	Semi-Annually	11/05/29	PLN	317,460	(6,902)	—	(6,902)
Fixed 1.800%	Annually	6-Month WIBOR	Semi-Annually	11/05/29	PLN	317,461	(6,755)	—	(6,755)
Fixed 1.800%	Annually	6-Month WIBOR	Semi-Annually	11/05/29	PLN	317,460	(6,756)	—	(6,756)
Fixed 1.803%	Annually	6-Month WIBOR	Semi-Annually	11/05/29	PLN	317,460	(6,774)	—	(6,774)
Fixed 1.800%	Annually	6-Month WIBOR	Semi-Annually	11/06/29	PLN	317,460	(6,755)	—	(6,755)
Fixed 1.860%	Annually	6-Month WIBOR	Semi-Annually	11/07/29	PLN	312,699	(7,080)	—	(7,080)

The accompanying notes are an integral part of the financial statements.

65

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Fixed 1.710%	Annually	6-Month WIBOR	Semi-Annually	12/19/29	PLN	2,500,000	$(48,386)	$—	$(48,386)
							$(222,628)	$—	$(222,628)

*	Contracts are subject to a Master Netting Agreement.
**

Rating represents a weighted average of the ratings of all securities included in the underlying index for the credit default swap. Ratings used in the weighted average are from Moody’s Investors Service, Inc., S&P Global Ratings, or Fitch Ratings, whichever is the highest for each constituent. All ratings are as of the report date and do not reflect subsequent changes.

†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Yuan
CNY	Chinese Yuan Renminbi
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

66

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments
September 30, 2020

	Principal Amount	Value
BONDS & NOTES — 95.1%
CORPORATE DEBT — 33.9%
Argentina — 0.6%
IRSA Propiedades Comerciales SA
8.750% 3/23/23 (a)	$115,000	$81,938
Tarjeta Naranja SA BADLARPP + 3.500%
33.125% FRN 4/11/22 (a)	184,191	13,659
YPF SA
8.500% 3/23/21 (a)	265,000	248,967
8.500% 7/28/25 (a)	200,000	145,500
8.750% 4/04/24 (a)	220,000	176,528
		666,592
Austria — 0.3%
Suzano Austria GmbH
6.000% 1/15/29	250,000	285,000
Bermuda — 0.2%
Liberty Latin America Ltd., Convertible,
2.000% 7/15/24	250,000	204,396
Brazil — 0.9%
Banco do Brasil SA 10 year CMT + 6.362%
9.000% VRN (a) (b)	750,000	810,000
Itau Unibanco Holding SA 5 year CMT + 3.981%
6.125% VRN (a) (b)	200,000	193,120
		1,003,120
British Virgin Islands — 1.0%
State Grid Overseas Investment Ltd.
2.875% 5/18/26 (a)	200,000	216,904
3.500% 5/04/27 (a)	200,000	223,552
4.375% 5/22/43 (a)	500,000	641,773
		1,082,229
Canada — 0.2%
MEGlobal Canada ULC
5.875% 5/18/30 (a)	200,000	233,251
Cayman Islands — 2.4%
AC Energy Finance International Ltd.
5.650% (a) (b)	222,000	226,546
China Overseas Finance Cayman VI Ltd.
5.950% 5/08/24 (a)	250,000	286,289
Cosan Overseas Ltd.
8.250% (a) (b)	100,000	102,000
Country Garden Holdings Co. Ltd.
4.750% 1/17/23 (a)	200,000	205,100
8.000% 1/27/24 (a)	200,000	217,100

	Principal Amount	Value
CSN Islands XI Corp.
6.750% 1/28/28 (a)	$200,000	$193,740
Health & Happiness H&H International Holdings Ltd.
5.625% 10/24/24 (a)	200,000	204,271
KSA Sukuk Ltd.
2.969% 10/29/29 (a)	310,000	329,037
Lima Metro Line 2 Finance Ltd.
5.875% 7/05/34 (a)	106,443	129,648
Metropolitan Light Co. Ltd.
5.500% 11/21/22 (a)	200,000	204,484
Times China Hldg Ltd.
6.750% 7/08/25 (a)	350,000	357,900
Tingyi Cayman Islands Holding Corp.
1.625% 9/24/25 (a)	205,000	203,295
		2,659,410
Chile — 1.0%
Celulosa Arauco y Constitucion SA
5.150% 1/29/50 (a)	250,000	264,750
Corp. Nacional del Cobre de Chile
3.700% 1/30/50 (a)	330,000	348,896
3.750% 1/15/31 (a)	200,000	222,310
Empresa de Transporte de Pasajeros Metro SA
4.700% 5/07/50 (a)	200,000	245,850
		1,081,806
Colombia — 0.2%
Banco de Bogota SA
6.250% 5/12/26 (a)	250,000	271,252
India — 0.2%
Adani Ports & Special Economic Zone Ltd.
4.200% 8/04/27 (a)	200,000	200,773
Indonesia — 3.7%
Hutama Karya Persero PT
3.750% 5/11/30 (a)	200,000	216,547
Pertamina Persero PT
5.625% 5/20/43 (a)	1,400,000	1,623,819
6.000% 5/03/42 (a)	400,000	484,066
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
3.875% 7/17/29 (a)	545,000	580,425
4.000% 6/30/50 (a)	200,000	195,583
4.125% 5/15/27 (a)	200,000	215,500
4.875% 7/17/49 (a)	200,000	219,500
5.250% 10/24/42 (a)	200,000	229,140
6.250% 1/25/49 (a)	200,000	260,500
		4,025,080

The accompanying notes are an integral part of the financial statements.

67

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ireland — 0.3%
GTLK Europe DAC
5.125% 5/31/24 (a)	$300,000	$314,160
Israel — 0.9%
Israel Chemicals Ltd.
6.375% 5/31/38 (a)	150,000	188,177
6.375% 5/31/38 (a)	200,000	250,902
Israel Electric Corp. Ltd.
4.250% 8/14/28 (a)	200,000	227,200
4.250% 8/14/28 (a)	50,000	56,800
Leviathan Bond Ltd.
6.125% 6/30/25 (a)	300,000	309,375
		1,032,454
Jamaica — 0.1%
TransJamaican Highway Ltd.
5.750% 10/10/36 (a)	150,000	145,500
Kazakhstan — 0.4%
KazMunayGas National Co. JSC
6.375% 10/24/48 (a)	370,000	471,750
Luxembourg — 0.6%
CSN Resources SA
7.625% 2/13/23 (a)	200,000	206,000
Jsm Global Sarl Industry
4.750% 10/20/30 (a) (c)	200,000	199,996
Nexa Resources SA
6.500% 1/18/28 (a)	250,000	272,750
		678,746
Mauritius — 0.2%
HTA Group Ltd/Mauritius
7.000% 12/18/25 (a)	200,000	208,950
Mexico — 11.7%
Axtel SAB de CV
6.375% 11/14/24 (a)	200,000	208,000
Banco Mercantil del Norte SA/Grand Cayman 5 year CMT + 4.967%
6.750% VRN (a) (b)	200,000	197,000
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.375% 4/17/25 (a)	285,000	317,205
BBVA Bancomer SA 5 year CMT + 2.650%
5.125% VRN 1/18/33 (a)	600,000	577,500
Cemex SAB de CV
5.450% 11/19/29 (a)	200,000	202,250
Cometa Energia SA de CV
6.375% 4/24/35 (a)	380,000	416,100

	Principal Amount	Value
Controladora Mabe SA de CV
5.600% 10/23/28 (a)	$250,000	$279,425
Industrias Penoles SAB de CV
4.750% 8/06/50 (a)	200,000	206,669
Mexico City Airport Trust
5.500% 7/31/47 (a)	2,642,000	2,157,246
5.500% 7/31/47 (a)	350,000	285,782
Petroleos Mexicanos
4.500% 1/23/26	500,000	446,500
5.350% 2/12/28	200,000	173,000
5.500% 6/27/44	2,100,000	1,551,711
5.625% 1/23/46	1,620,000	1,185,840
6.500% 3/13/27	600,000	562,218
6.500% 6/02/41	2,935,000	2,261,095
6.750% 9/21/47	1,950,000	1,513,590
6.840% 1/23/30 (a)	245,000	218,662
6.950% 1/28/60 (a)	150,000	116,025
		12,875,818
Netherlands — 3.1%
Embraer Netherlands Finance BV
5.050% 6/15/25	300,000	288,000
Equate Petrochemical BV
4.250% 11/03/26 (a)	200,000	209,750
Mong Duong Finance Holdings BV
5.125% 5/07/29 (a)	250,000	254,797
Petrobras Global Finance BV
6.850% 6/05/15	130,000	138,450
8.750% 5/23/26	1,985,000	2,492,167
		3,383,164
Panama — 0.3%
Banco Nacional de Panama
2.500% 8/11/30 (a)	310,000	306,745
Paraguay — 0.2%
Telfon Celuar Del Paragu SA
5.875% 4/15/27 (a)	200,000	208,998
Peru — 0.2%
Consorcio Transmantaro SA
4.700% 4/16/34 (a)	200,000	236,500
Philippines — 0.7%
Globe Telecom, Inc.
3.000% 7/23/35 (a)	400,000	381,061
International Container Terminal Services, Inc.
4.750% 6/17/30 (a)	400,000	419,049
		800,110
Saudi Arabia — 1.4%
Saudi Arabian Oil Co.
3.500% 4/16/29 (a)	550,000	605,666

The accompanying notes are an integral part of the financial statements.

68

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
4.250% 4/16/39 (a)	$800,000	$919,589
		1,525,255
Sri Lanka — 0.2%
SriLankan Airlines Ltd.
7.000% 6/25/24 (a)	300,000	196,500
Thailand — 0.2%
Thaioil Treasury Center Co. Ltd.
3.500% 10/17/49 (a)	200,000	181,724
Turkey — 0.6%
Turk Telekomunikasyon AS
4.875% 6/19/24 (a)	450,000	435,955
Turkiye Sise ve Cam Fabrikalari AS
6.950% 3/14/26 (a)	200,000	203,308
		639,263
Ukrainian Ssr — 0.2%
VF Ukraine PAT via VFU Funding PLC
6.200% 2/11/25 (a)	275,000	274,312
United Arab Emirates — 1.1%
Acwa Power Management And Investments One Ltd.
5.950% 12/15/39 (a)	300,000	338,660
ADES International Holding PLC
8.625% 4/24/24 (a)	200,000	187,000
Emirates NBD Bank PJSC 6 year USD Swap + 3.656%
6.125% VRN (a) (b)	200,000	206,040
Kuwait Projects Co. SPC Ltd.
4.229% 10/29/26 (a)	250,000	244,646
Ruwais Power Co. PJSC
6.000% 8/31/36 (a)	200,000	262,400
		1,238,746
United Kingdom — 0.2%
Ukraine Railways Via Rail Capital Markets PLC
8.250% 7/09/24 (a)	200,000	199,600
United States — 0.3%
Azul Investments LLP
5.875% 10/26/24 (a)	200,000	151,100
MercadoLibre, Inc.
2.000% 8/15/28	70,000	176,243
		327,343
Venezuela — 0.3%
Petroleos de Venezuela SA
5.375% 4/12/27 (a) (d)	900,000	22,500
6.000% 5/16/24 (a) (d)	2,400,000	60,000
6.000% 11/15/26 (a) (d)	1,750,000	43,750
8.500% 10/27/20 (a) (d)	250,000	26,250

	Principal Amount	Value
9.000% 11/17/21 (a) (d)	$4,990,000	$124,750
9.750% 5/17/35 (a) (d)	150,000	3,750
12.750% 2/17/22 (a) (d)	1,500,000	37,500
		318,500

TOTAL CORPORATE DEBT (Cost $39,612,726)		37,277,047

SOVEREIGN DEBT OBLIGATIONS — 60.9%
Albania — 0.3%
Albania Government International Bond
3.500% 6/16/27 EUR (a) (e)	250,000	300,440
Angola — 0.8%
Angolan Government International Bond
8.000% 11/26/29 (a)	250,000	197,368
8.250% 5/09/28 (a)	600,000	476,700
9.125% 11/26/49 (a)	200,000	155,500
		829,568
Argentina — 3.5%
Argentine Republic Government International Bond
0.000%12/15/35	845,000	1,605
0.125% STEP 7/09/30 (d)	2,396,224	1,006,414
0.125% STEP 7/09/35	3,985,922	1,498,707
0.125% STEP 1/09/38 (d)	2,677,891	1,151,493
1.000% 7/09/29	533,017	243,056
		3,901,275
Bahamas — 1.3%
Bahamas Government International Bond
6.000% 11/21/28 (a)	1,600,000	1,408,000
Bahrain — 0.9%
Bahrain Government International Bond
7.000% 10/12/28 (a)	400,000	435,768
7.375% 5/14/30 (a)	300,000	328,308
7.500% 9/20/47 (a)	200,000	212,358
		976,434
Barbados — 0.3%
Barbados Government International Bond
6.500% 10/01/29 (a)	300,000	291,390
Bermuda — 0.2%
Bermuda Government International Bond
3.375% 8/20/50 (a)	251,000	257,903

The accompanying notes are an integral part of the financial statements.

69

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Brazil — 2.2%
Brazilian Government International Bond
2.625% 1/05/23	$400,000	$412,000
4.625% 1/13/28	650,000	704,606
5.000% 1/27/45	990,000	997,425
5.625% 1/07/41	250,000	270,753
		2,384,784
Colombia — 1.8%
Colombia Government International Bond
4.000% 2/26/24	150,000	159,925
4.000% 2/26/24	400,000	426,468
4.125% 5/15/51	200,000	208,500
4.500% 1/28/26	200,000	221,500
4.500% 3/15/29	200,000	224,628
5.625% 2/26/44	600,000	746,106
		1,987,127
Costa Rica — 0.2%
Costa Rica Government International Bond
6.125% 2/19/31 (a)	200,000	188,000
Dominican Republic — 1.5%
Dominican Republic International Bond
4.875% 9/23/32 (a)	150,000	149,175
5.875% 1/30/60 (a)	200,000	188,750
6.500% 2/15/48 (a)	300,000	303,450
6.850% 1/27/45 (a)	1,000,000	1,053,000
		1,694,375
Ecuador — 1.7%
Ecuador Government International Bond
0.000%7/31/30 (a)	165,446	76,734
0.500% STEP 7/31/30 (a)	847,100	571,801
0.500% STEP 7/31/35 (a)	1,733,550	957,803
0.500% STEP 7/31/40 (a)	608,900	303,689
		1,910,027
Egypt — 3.4%
Egypt Government Bond
14.051% 7/21/22 EGP (e)	4,100,000	258,230
Egypt Government International Bond
6.588% 2/21/28 (a)	500,000	493,315
7.600% 3/01/29 (a)	500,000	512,190
7.600% 3/01/29 (a)	200,000	204,876
7.903% 2/21/48 (a)	400,000	369,000
8.500% 1/31/47 (a)	1,200,000	1,159,275
8.500% 1/31/47 (a)	550,000	531,334

	Principal Amount	Value
8.875% 5/29/50 (a)	$200,000	$197,912
		3,726,132
El Salvador — 1.2%
El Salvador Government International Bond
5.875% 1/30/25 (a)	500,000	436,000
7.650% 6/15/35 (a)	100,000	85,900
8.625% 2/28/29 (a)	900,000	850,050
		1,371,950
Ghana — 2.5%
Ghana Government International Bond
6.375% 2/11/27 (a)	1,600,000	1,437,978
8.125% 1/18/26 (a)	600,000	598,753
8.125% 1/18/26 (a)	600,000	598,753
8.750% 3/11/61 (a)	200,000	168,424
		2,803,908
Guatemala — 0.2%
Guatemala Government Bond
6.125% 6/01/50 (a)	205,000	244,463
India — 1.1%
Export Import Bank of India
3.250% 1/15/30 (a)	950,000	956,776
3.375% 8/05/26 (a)	200,000	210,635
		1,167,411
Indonesia — 7.1%
Indonesia Government International Bond
4.625% 4/15/43 (a)	950,000	1,111,271
4.750% 2/11/29	205,000	243,108
Indonesia Treasury Bond
9.000% 3/15/29 IDR (e)	3,196,000,000	241,912
Perusahaan Penerbit SBSN Indonesia
3.800% 6/23/50 (a)	200,000	213,608
4.150% 3/29/27 (a)	1,000,000	1,124,010
4.450% 2/20/29 (a)	1,450,000	1,673,547
4.550% 3/29/26 (a)	2,750,000	3,158,320
		7,765,776
Ivory Coast — 0.2%
Ivory Coast Government International Bond,
5.750% STEP 12/31/32 (a)	207,500	191,938
Jamaica — 1.9%
Jamaica Government International Bond
6.750% 4/28/28	700,000	795,200
8.000% 3/15/39	500,000	647,750
8.000% 3/15/39	500,000	647,750
		2,090,700

The accompanying notes are an integral part of the financial statements.

70

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Lebanon — 0.2%
Lebanon Government International Bond
6.000% 1/27/23 (a) (d)	$1,575,000	$248,063
Mexico — 0.2%
Mexican Bonos
8.500% 5/31/29 MXN (e)	4,700,000	251,328
Mongolia — 1.4%
Development Bank of Mongolia LLC
7.250% 10/23/23 (a)	200,000	209,015
7.250% 10/23/23 (a)	500,000	522,538
Mongolia Government International Bond
5.625% 5/01/23 (a)	400,000	410,507
8.750% 3/09/24 (a)	400,000	446,032
		1,588,092
Nigeria — 1.2%
Nigeria Government International Bond
6.500% 11/28/27 (a)	500,000	475,730
7.143% 2/23/30 (a)	700,000	663,390
7.875% 2/16/32 (a)	200,000	190,564
		1,329,684
Oman — 2.0%
Oman Government International Bond
4.750% 6/15/26 (a)	1,050,000	962,850
4.750% 6/15/26 (a)	600,000	550,200
5.625% 1/17/28 (a)	400,000	367,413
6.500% 3/08/47 (a)	390,000	317,900
		2,198,363
Paraguay — 0.9%
Paraguay Government International Bond
4.700% 3/27/27 (a)	200,000	226,702
4.950% 4/28/31 (a)	200,000	230,300
5.400% 3/30/50 (a)	400,000	485,000
		942,002
Qatar — 0.7%
Qatar Government International Bond
4.400% 4/16/50 (a)	200,000	257,340
4.400% 4/16/50 (a)	200,000	257,340
4.817% 3/14/49 (a)	200,000	269,290
		783,970
Romania — 0.3%
Romanian Government International Bond
3.000% 2/14/31 (a)	174,000	178,545

	Principal Amount	Value
4.000% 2/14/51 (a)	$160,000	$164,800
		343,345
Russia — 2.1%
Russian Foreign Bond
4.375% 3/21/29 (a)	1,600,000	1,835,769
5.250% 6/23/47 (a)	400,000	529,586
		2,365,355
Saudi Arabia — 2.3%
Saudi Government International Bond
2.750% 2/03/32 (a)	800,000	832,064
3.250% 10/26/26 (a)	450,000	489,357
3.750% 1/21/55 (a)	400,000	432,880
4.500% 4/22/60 (a)	200,000	248,000
5.000% 4/17/49 (a)	400,000	517,160
		2,519,461
Senegal — 1.0%
Senegal Government International Bond
4.750% 3/13/28 EUR (a) (e)	300,000	339,498
6.250% 5/23/33 (a)	600,000	590,784
6.250% 5/23/33 (a)	200,000	196,928
		1,127,210
South Africa — 1.7%
Republic of South Africa Government International Bond
4.850% 9/27/27	1,050,000	1,034,838
5.650% 9/27/47	550,000	465,575
6.250% 3/08/41	400,000	383,160
		1,883,573
Sri Lanka — 2.2%
Sri Lanka Government International Bond
5.750% 1/18/22 (a)	500,000	408,750
5.750% 1/18/22 (a)	400,000	327,000
6.125% 6/03/25 (a)	600,000	417,000
6.125% 6/03/25 (a)	200,000	139,000
6.250% 7/27/21 (a)	600,000	522,000
6.825% 7/18/26 (a)	400,000	278,500
6.825% 7/18/26 (a)	200,000	139,250
6.850% 3/14/24 (a)	200,000	146,000
		2,377,500
Trinidad And Tobago — 0.5%
Trinidad & Tobago Government International Bond
4.500% 6/26/30 (a)	510,000	500,565

The accompanying notes are an integral part of the financial statements.

71

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Turkey — 4.3%
Turkey Government International Bond
4.250% 4/14/26	$1,750,000	$1,575,714
4.875% 10/09/26	1,200,000	1,097,112
4.875% 4/16/43	650,000	483,426
5.125% 2/17/28	300,000	272,850
6.000% 3/25/27	950,000	909,625
6.000% 1/14/41	350,000	289,947
6.875% 3/17/36	125,000	116,970
		4,745,644
Ukrainian Ssr — 4.0%
Ukraine Government International Bond
0.000%VRN 5/31/40 (a) (f)	115,000	104,466
7.750% 9/01/25 (a)	1,050,000	1,051,239
7.750% 9/01/27 (a)	2,050,000	2,027,696
8.994% 2/01/24 (a)	300,000	312,750
9.750% 11/01/28 (a)	600,000	648,000
9.750% 11/01/28 (a)	200,000	216,000
		4,360,151
United Arab Emirates — 1.0%
Abu Dhabi Government International Bond
3.125% 4/16/30 (a)	250,000	279,470
Finance Department Government of Sharjah
4.000% 7/28/50 (a)	800,000	818,256
		1,097,726
Uruguay — 0.3%
Uruguay Government International Bond
4.375% 1/23/31	70,000	83,213
5.100% 6/18/50	150,000	201,750
		284,963
Uzbekistan — 1.0%
Republic of Uzbekistan Bond
4.750% 2/20/24 (a)	400,000	420,007
5.375% 2/20/29 (a)	200,000	222,968
5.375% 2/20/29 (a)	400,000	445,936
		1,088,911
Venezuela — 0.1%
Venezuela Government International Bond
7.750% 10/13/19 (a) (d)	1,000,000	75,000
9.250% 9/15/27 (d)	$300,000	22,500
11.750% 10/21/26 (a) (d)	300,000	22,500
12.750% 8/23/22 (a) (d)	255,000	19,125
		139,125

	Principal Amount	Value
Vietnam — 1.2%
Vietnam Government International Bond
4.800% 11/19/24 (a)	$1,200,000	$1,335,148

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $67,589,334)		67,001,780

U.S. TREASURY OBLIGATIONS — 0.3%
United States — 0.3%
U.S. Treasury Note
2.500% 1/31/21 (g)	275,000	277,178

TOTAL U.S. TREASURY OBLIGATIONS (Cost $277,772)		277,178

TOTAL BONDS & NOTES (Cost $107,479,832)		104,556,005

TOTAL LONG-TERM INVESTMENTS (Cost $107,479,832)		104,556,005
	Number of Shares
SHORT-TERM INVESTMENTS — 3.4%
Mutual Fund — 2.3%
T. Rowe Price Government Reserve Investment Fund	2,523,147	2,523,147
	Principal Amount
Repurchase Agreement — 0.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (h)	$924,019	924,019
Sovereign Debt Obligation — 0.3%
Egypt Treasury Bills
11.808% 8/17/21 EGP (e)	5,000,000	284,013

TOTAL SHORT-TERM INVESTMENTS (Cost $3,730,817)		3,731,179

TOTAL INVESTMENTS — 98.5% (Cost $111,210,649) (i)		108,287,184

Other Assets/(Liabilities) — 1.5%		1,691,333

NET ASSETS — 100.0%		$109,978,517

The accompanying notes are an integral part of the financial statements.

72

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

Abbreviation Legend

FRN	Floating Rate Note
STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2020, the aggregate market value of these securities amounted to $74,705,473 or 67.93% of net assets.

(b)	Security is perpetual and has no stated maturity date.
(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2020, these securities amounted to a value of $2,863,595 or 2.60% of net assets.

(e)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(f)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2020.

(g)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(h)

Maturity value of $924,019. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $942,509.

(i)	See Note 6 for aggregate cost for federal tax purposes.

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Barclays Bank PLC*	10/09/20	USD	254,333	IDR	3,768,712,000	$1,220
Citibank N.A.*	10/13/20	PEN	944,000	USD	265,079	(3,125)
Citibank N.A.*	11/20/20	USD	582,360	EUR	490,072	7,193
Deutsche Bank AG*	10/09/20	IDR	19,623,723	USD	1,326	(8)
Goldman Sachs International*	10/09/20	IDR	3,704,170,620	USD	251,728	(2,950)
Goldman Sachs International*	12/02/20	USD	277,744	BRL	1,566,000	(616)
HSBC Bank USA*	10/09/20	IDR	35,759,151	USD	2,410	(8)
Morgan Stanley & Co. LLC*	10/09/20	IDR	9,158,506	USD	619	(4)
Morgan Stanley & Co. LLC*	10/13/20	USD	267,923	PEN	944,000	5,969
						$7,671

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Note 10 Year	12/21/20	23	$3,207,455	$1,764
U.S. Treasury Note 5 Year	12/31/20	38	4,784,788	4,400
				$6,164

The accompanying notes are an integral part of the financial statements.

73

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

Centrally Cleared Credit Default Swaps - Sell Protection††

Reference Obligation/ Index	Rate Received by Fund	Payment Frequency	Termination Date	Credit Rating	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX.EM.S34†	1.000%	Quarterly	12/20/25	BBB+**	USD	1,200,000	$(75,389)	$(82,380)	$6,991

OTC Credit Default Swaps - Sell Protection††

Reference Obligation/ Index	Rate Received by Fund	Payment Frequency	Counterparty	Credit Rating	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Republic of Argentina	5.000%	Quarterly	Barclays Bank PLC*	CCC+**	12/20/25	USD	150,000	$(32,943)	$(35,625)	$2,682

*	Contracts are subject to a Master Netting Agreement.
**

Rating represents a weighted average of the ratings of all securities included in the underlying index for the credit default swap. Ratings used in the weighted average are from Moody’s Investors Service, Inc., S&P Global Ratings, or Fitch Ratings, whichever is the highest for each constituent. All ratings are as of the report date and do not reflect subsequent changes.

†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the creditworthiness of the underlying issuer. As the credit rating declines, the likelihood of payment by the fund increases. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

BRL	Brazilian Real
EGP	Egyptian Pound
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peruvian New Sol
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

74

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 99.5%
COMMON STOCK — 98.6%
Basic Materials — 2.3%
Chemicals — 1.8%
Air Liquide SA	4,237	$672,341
Air Products & Chemicals, Inc.	1,798	535,551
DuPont de Nemours, Inc.	63,491	3,522,481
Linde PLC	91,444	21,775,560
PPG Industries, Inc.	51,338	6,267,343
		32,773,276
Forest Products & Paper — 0.5%
International Paper Co.	209,967	8,512,062
		41,285,338
Communications — 18.4%
Internet — 17.8%
Alibaba Group Holding Ltd. Sponsored ADR (a)	84,494	24,839,546
Alphabet, Inc. Class A (a)	15,788	23,138,893
Alphabet, Inc. Class C (a)	36,361	53,436,125
Amazon.com, Inc. (a)	31,423	98,942,543
Booking Holdings, Inc. (a)	3,376	5,775,256
E*TRADE Financial Corp.	157,594	7,887,580
Facebook, Inc. Class A (a)	173,152	45,348,509
GoodRx Holdings, Inc. Class A (a)	4,623	257,039
Match Group, Inc. (a)	60,570	6,702,070
Netflix, Inc. (a)	40,380	20,191,211
NortonLifeLock, Inc.	3,624	75,524
Shopify, Inc. Class A (a)	3,560	3,641,773
Snap, Inc. Class A (a)	375,206	9,796,629
Spotify Technology SA (a)	25,181	6,108,155
Tencent Holdings Ltd.	110,300	7,345,249
VeriSign, Inc. (a)	2,985	611,477
Wix.com Ltd. (a)	5,136	1,308,910
		315,406,489
Media — 0.4%
The Walt Disney Co.	62,564	7,762,941
Telecommunications — 0.2%
Motorola Solutions, Inc.	15,418	2,417,697
Verizon Communications, Inc.	18,179	1,081,469
		3,499,166
		326,668,596
Consumer, Cyclical — 7.4%
Apparel — 0.5%
NIKE, Inc. Class B	68,729	8,628,239
Auto Manufacturers — 1.1%
Cummins, Inc.	33,701	7,116,303
Ferrari NV	37,170	6,842,625

	Number of Shares	Value
General Motors Co.	122,440	$3,623,000
PACCAR, Inc.	6,011	512,618
XPeng, Inc. ADR (a) (b)	23,100	463,617
		18,558,163
Auto Parts & Equipment — 0.4%
Aptiv PLC	47,062	4,314,644
Magna International, Inc.	58,687	2,684,931
		6,999,575
Entertainment — 0.2%
DraftKings, Inc. Class A (a) (b)	65,269	3,840,428
Home Builders — 0.3%
Lennar Corp. Class A	69,315	5,661,649
Lodging — 1.2%
Hilton Worldwide Holdings, Inc.	74,472	6,353,951
Las Vegas Sands Corp.	48,500	2,263,010
Marriott International, Inc. Class A	54,769	5,070,514
MGM Resorts International	138,805	3,019,009
Wynn Resorts Ltd.	69,345	4,979,664
		21,686,148
Retail — 3.7%
CarMax, Inc. (a)	5,804	533,446
Carvana Co. (a)	31,415	7,007,430
Chipotle Mexican Grill, Inc. (a)	5,154	6,410,081
Costco Wholesale Corp.	1,730	614,150
Dollar Tree, Inc. (a)	5,102	466,017
The Home Depot, Inc.	8,438	2,343,317
Lululemon Athletica, Inc. (a)	21,341	7,029,085
McDonald’s Corp.	58,285	12,792,975
O’Reilly Automotive, Inc. (a)	6,315	2,911,720
Ross Stores, Inc.	127,198	11,870,117
The TJX Cos., Inc.	74,919	4,169,242
Yum! Brands, Inc.	106,203	9,696,334
		65,843,914
		131,218,116
Consumer, Non-cyclical — 16.3%
Agriculture — 0.3%
Philip Morris International, Inc.	80,258	6,018,547
Beverages — 0.4%
The Coca-Cola Co.	86,234	4,257,372
PepsiCo, Inc.	14,965	2,074,149
		6,331,521
Biotechnology — 0.8%
Argenx SE ADR (a)	4,043	1,061,368
Biogen, Inc. (a)	1,998	566,793
Incyte Corp. (a)	39,759	3,567,973
Vertex Pharmaceuticals, Inc. (a)	35,084	9,547,058
		14,743,192

The accompanying notes are an integral part of the financial statements.

75

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Commercial Services — 3.2%
Ant International Co. Ltd., Class C (Acquired 6/07/18, Cost $1,171,890) (a) (c) (d) (e)	208,893	$1,888,393
Avalara, Inc. (a)	23,615	3,007,134
Cintas Corp.	19,567	6,512,485
Equifax, Inc.	15,227	2,389,116
Global Payments, Inc.	46,383	8,236,693
PayPal Holdings, Inc. (a)	77,222	15,215,051
S&P Global, Inc.	16,393	5,911,316
StoneCo Ltd. Class A (a)	39,553	2,091,958
TransUnion	81,840	6,885,199
United Rentals, Inc. (a)	26,910	4,695,795
		56,833,140
Cosmetics & Personal Care — 0.1%
Colgate-Palmolive Co.	10,440	805,446
Foods — 0.5%
Mondelez International, Inc. Class A	15,946	916,098
Tyson Foods, Inc. Class A	142,907	8,500,108
		9,416,206
Health Care – Products — 5.7%
Alcon, Inc. (a)	21,515	1,221,494
Align Technology, Inc. (a)	3,340	1,093,382
Boston Scientific Corp. (a)	240,666	9,195,848
Danaher Corp.	149,065	32,098,166
Intuitive Surgical, Inc. (a)	18,475	13,108,752
Medtronic PLC	62,542	6,499,365
Stryker Corp.	86,860	18,099,018
Thermo Fisher Scientific, Inc.	40,764	17,998,121
Zimmer Biomet Holdings, Inc.	17,107	2,328,947
		101,643,093
Health Care – Services — 3.5%
Anthem, Inc.	49,677	13,342,745
Centene Corp. (a)	80,169	4,676,258
HCA Healthcare, Inc.	136,396	17,005,853
Humana, Inc.	9,675	4,004,386
UnitedHealth Group, Inc.	74,532	23,236,842
		62,266,084
Pharmaceuticals — 1.8%
AbbVie, Inc.	119,281	10,447,823
Bausch Health Cos., Inc. (a)	172,460	2,680,028
Becton Dickinson and Co.	16,766	3,901,113
Cigna Corp.	55,062	9,328,053
CVS Health Corp.	2,787	162,761
Elanco Animal Health, Inc. (a)	106,290	2,968,680
Eli Lilly and Co.	5,935	878,499

	Number of Shares	Value
Johnson & Johnson	9,765	$1,453,813
		31,820,770
		289,877,999
Energy — 1.4%
Oil & Gas — 0.1%
EOG Resources, Inc.	26,893	966,535
Exxon Mobil Corp.	16,207	556,386
		1,522,921
Oil & Gas Services — 0.1%
Halliburton Co.	105,182	1,267,443
Pipelines — 1.2%
Enbridge, Inc.	211,184	6,166,573
TC Energy Corp.	138,314	5,811,954
The Williams Cos., Inc.	490,067	9,629,817
		21,608,344
		24,398,708
Financial — 12.9%
Banks — 3.6%
Bank of America Corp.	793,430	19,113,729
The Goldman Sachs Group, Inc.	14,387	2,891,355
JP Morgan Chase & Co.	84,759	8,159,749
Morgan Stanley	510,733	24,693,941
The PNC Financial Services Group, Inc.	33,635	3,696,823
Wells Fargo & Co.	218,014	5,125,509
		63,681,106
Diversified Financial Services — 4.0%
Capital One Financial Corp.	147,399	10,592,092
Cboe Global Markets, Inc.	22,000	1,930,280
The Charles Schwab Corp.	13,795	499,793
CME Group, Inc.	15,014	2,511,992
Intercontinental Exchange, Inc.	21,334	2,134,467
Maplebear, Inc. (Non-Voting) (Acquired 8/07/20, Cost $14,781) (a) (c) (d) (e)	319	14,770
Maplebear, Inc. (Voting) (Acquired 8/07/20, Cost $282,637) (a) (c) (d) (e)	6,100	282,430
Mastercard, Inc. Class A	71,751	24,264,036
Tradeweb Markets, Inc. Class A	26,977	1,564,666
Visa, Inc. Class A	128,838	25,763,735
XP, Inc. Class A (a)	46,789	1,950,633
		71,508,894
Insurance — 2.8%
American International Group, Inc.	493,528	13,586,826
Chubb Ltd.	57,112	6,631,845
Equitable Holdings, Inc.	460,487	8,399,283

The accompanying notes are an integral part of the financial statements.

76

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Hartford Financial Services Group, Inc.	97,827	$3,605,903
Marsh & McLennan Cos., Inc.	66,659	7,645,787
MetLife, Inc.	203,003	7,545,622
Principal Financial Group, Inc.	34,351	1,383,315
Willis Towers Watson PLC	3,409	711,867
		49,510,448
Real Estate Investment Trusts (REITS) — 2.5%
American Tower Corp.	3,191	771,360
Prologis, Inc.	274,132	27,583,162
Sun Communities, Inc.	36,999	5,202,429
Welltower, Inc.	60,128	3,312,452
Weyerhaeuser Co.	222,285	6,339,568
		43,208,971
		227,909,419
Industrial — 10.6%
Aerospace & Defense — 0.3%
Teledyne Technologies, Inc. (a)	14,757	4,577,769
Building Materials — 0.3%
Johnson Controls International PLC	128,730	5,258,620
Electronics — 2.4%
Agilent Technologies, Inc.	69,178	6,982,827
Amphenol Corp. Class A	5,094	551,528
Fortive Corp.	78,961	6,017,618
Honeywell International, Inc.	75,584	12,441,882
Keysight Technologies, Inc. (a)	35,964	3,552,524
Roper Technologies, Inc.	32,437	12,816,183
TE Connectivity Ltd.	3,997	390,667
		42,753,229
Engineering & Construction — 0.3%
Jacobs Engineering Group, Inc.	59,789	5,546,626
Environmental Controls — 0.1%
Waste Connections, Inc.	6,914	717,673
Hand & Machine Tools — 0.3%
Stanley Black & Decker, Inc.	32,167	5,217,487
Machinery – Construction & Mining — 0.5%
Caterpillar, Inc.	53,709	8,010,697
Machinery – Diversified — 1.4%
Deere & Co.	69,301	15,359,180
Otis Worldwide Corp.	32,305	2,016,478
Rockwell Automation, Inc.	26,057	5,750,259
Westinghouse Air Brake Technologies Corp.	33,053	2,045,320
		25,171,237
Miscellaneous - Manufacturing — 0.9%
General Electric Co.	1,899,030	11,830,957

	Number of Shares	Value
Parker-Hannifin Corp.	23,914	$4,838,759
		16,669,716
Packaging & Containers — 1.0%
Packaging Corp. of America	111,346	12,142,281
WestRock Co.	171,262	5,949,642
		18,091,923
Transportation — 3.1%
FedEx Corp.	56,126	14,116,812
J.B. Hunt Transport Services, Inc.	9,635	1,217,671
Norfolk Southern Corp.	62,415	13,356,186
Union Pacific Corp.	71,869	14,148,850
United Parcel Service, Inc. Class B	74,605	12,431,431
		55,270,950
		187,285,927
Technology — 25.0%
Computers — 3.6%
Accenture PLC Class A	2,400	542,376
Apple, Inc.	521,416	60,385,187
Crowdstrike Holdings, Inc. Class A (a)	21,084	2,895,255
		63,822,818
Semiconductors — 7.9%
Advanced Micro Devices, Inc. (a)	149,052	12,220,773
Analog Devices, Inc.	26,310	3,071,429
Applied Materials, Inc.	201,406	11,973,587
ASML Holding NV	34,362	12,688,856
Broadcom, Inc.	32,277	11,759,157
Lam Research Corp.	6,112	2,027,656
Marvell Technology Group Ltd.	145,835	5,789,649
Micron Technology, Inc. (a)	162,013	7,608,130
NVIDIA Corp.	39,785	21,532,438
NXP Semiconductor NV	98,705	12,319,371
QUALCOMM, Inc.	224,013	26,361,850
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	56,200	4,556,134
Texas Instruments, Inc.	55,952	7,989,386
		139,898,416
Software — 13.5%
Adobe, Inc. (a)	13,734	6,735,566
Datadog, Inc. Class A (a)	48,200	4,924,112
Epic Games, Inc., (Acquired 6/18/20, Cost $1,520,875) (a) (c) (d) (e)	2,645	1,520,875
Fidelity National Information Services, Inc.	97,813	14,399,052
Fiserv, Inc. (a)	136,618	14,078,485
Intuit, Inc.	39,271	12,810,593
Microsoft Corp.	498,692	104,889,888

The accompanying notes are an integral part of the financial statements.

77

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MSCI, Inc.	5,112	$1,823,859
Palantir Technologies, Inc. Class A (a)	104,789	995,496
Paycom Software, Inc. (a)	15,635	4,867,175
salesforce.com, Inc. (a)	94,478	23,744,211
SAP SE	8,164	1,271,326
Sea Ltd. ADR (a)	67,138	10,341,938
ServiceNow, Inc. (a)	21,631	10,491,035
Slack Technologies, Inc. Class A (a) (b)	147,247	3,955,054
Snowflake, Inc. Class A (a) (b)	3,085	774,335
Snowflake, Inc., Class B Lockup Shares (Acquired 3/17/20, Cost $69,933) (a) (d) (e)	1,803	429,925
Splunk, Inc. (a)	49,014	9,221,004
Stripe, Inc., Class B (Acquired 12/17/19, Cost $295,694) (a) (c) (d) (e)	18,846	295,694
Synopsys, Inc. (a)	29,261	6,261,269
Temenos Group AG Registered	10,434	1,405,109
Workday, Inc. Class A (a)	17,034	3,664,524
		238,900,525
		442,621,759
Utilities — 4.3%
Electric — 4.2%
AES Corp.	176,179	3,190,602
Ameren Corp.	89,698	7,093,318
American Electric Power Co., Inc.	13,133	1,073,360
Dominion Energy, Inc.	10,681	843,051
Duke Energy Corp.	13,408	1,187,412
Edison International	11,609	590,202
Entergy Corp.	40,766	4,016,674
Iberdrola SA	10,728	132,038
NextEra Energy, Inc.	101,267	28,107,669
Public Service Enterprise Group, Inc.	101,967	5,599,008
Sempra Energy	134,218	15,886,043
The Southern Co.	124,519	6,751,420
		74,470,797
Gas — 0.1%
NiSource, Inc.	84,018	1,848,396
		76,319,193

TOTAL COMMON STOCK (Cost $1,420,270,207)		1,747,585,055

	Number of Shares	Value
PREFERRED STOCK — 0.9%
Consumer, Cyclical — 0.6%
Auto Manufacturers — 0.5%
Aurora Innovation, Inc., Series B (Acquired 3/01/19, Cost $ 439,191)
(a) (c) (d) (e)	47,530	$439,191
Rivian Automotive, Inc., Series D (Acquired 12/23/19, Cost $2,157,599)
(a) (c) (d) (e)	200,819	3,110,686
Rivian Automotive, Inc., Series E (Acquired 7/10/20, Cost $4,935,331)
(a) (c) (d) (e)	318,614	4,935,331
Waymo LLC, Series A- 2 (Acquired 5/08/20, Cost $748,934)
(a) (c) (d) (e)	8,722	748,934
		9,234,142
Auto Parts & Equipment — 0.1%
GM Cruise Holdings, LLC, Class F (Acquired 5/07/19, Cost $ 921,625)
(a) (c) (d) (e)	50,500	921,625
		10,155,767
Financial — 0.0%
Diversified Financial Services — 0.0%
Maplebear, Inc., Series G (Acquired 7/02/20, Cost $599,129)
(a) (c) (d) (e)	12,458	599,129
Technology — 0.2%
Software — 0.2%
DoorDash, Inc., Series G (Acquired 11/12/19, Cost $549,363) (a) (c) (d) (e)	2,896	664,722
DoorDash, Inc., Series H (Acquired 6/17/20, Cost $306,653) (a) (c) (d) (e)	1,336	306,653
Rappi, Inc., Series E (Acquired 9/08/20-9/24/20, Cost $1,092,516) (a) (c) (d) (e)	18,286	1,092,516
UiPath, Inc., Series D-1 (Acquired 4/26/19, Cost $702,388) (a) (c) (d) (e)	53,547	995,624
UiPath, Inc., Series D-2 (Acquired 4/26/19, Cost $117,937) (a) (c) (d) (e)	8,991	167,174
UiPath, Inc., Series E (Acquired 7/09/20, Cost $31,888) (a) (c) (d) (e)	1,715	31,888
		3,258,577

The accompanying notes are an integral part of the financial statements.

78

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Utilities — 0.1%
Electric — 0.1%
The Southern Co. Convertible 6.750%	29,555	$1,375,490

TOTAL PREFERRED STOCK (Cost $14,103,246)		15,388,963

TOTAL EQUITIES (Cost $1,434,373,453)		1,762,974,018
MUTUAL FUNDS — 0.3%
Diversified Financial Services — 0.3%
State Street Navigator Securities Lending Prime Portfolio (f)	6,411,455	6,411,455

TOTAL MUTUAL FUNDS (Cost $6,411,455)		6,411,455

TOTAL LONG-TERM INVESTMENTS (Cost $1,440,784,908)		1,769,385,473

SHORT-TERM INVESTMENTS — 0.9%
Mutual Fund — 0.8%
T. Rowe Price Government Reserve Investment Fund	14,221,483	14,221,483
	Principal Amount
Repurchase Agreement — 0.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (g)	$1,000,000	1,000,000

TOTAL SHORT-TERM INVESTMENTS (Cost $15,221,483)		15,221,483

TOTAL INVESTMENTS — 100.7% (Cost $1,456,006,391) (h)		1,784,606,956

Other Assets/(Liabilities) — (0.7)%		(11,890,324)

NET ASSETS — 100.0%		$1,772,716,632

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $8,943,030 or 0.50% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $2,670,665 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Investment was valued using significant unobservable inputs.
(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2020, these securities amounted to a value of $18,445,560 or 1.04% of net assets.

(e)

Restricted security. Certain securities are restricted as to resale. At September 30, 2020, these securities amounted to a value of $18,445,560 or 1.04% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(f)	Represents investment of security lending cash collateral. (Note 2).
(g)

Maturity value of $1,000,000. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $1,020,035.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

79

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments
September 30, 2020

	Principal Amount	Value
BONDS & NOTES — 93.2%
CORPORATE DEBT — 6.1%
Advertising — 0.0%
The Interpublic Group of Cos., Inc.
3.500% 10/01/20	$40,000	$40,000
Agriculture — 0.2%
Bunge Ltd. Finance Corp.
3.500% 11/24/20	300,000	301,312
Auto Manufacturers — 0.9%
Ford Motor Credit Co. LLC
3.200% 1/15/21	200,000	199,578
3.336% 3/18/21	200,000	200,050
3.470% 4/05/21	245,000	244,387
General Motors Financial Co., Inc.
3.200% 7/06/21	220,000	223,329
3.700% 11/24/20	165,000	165,244
Hyundai Capital America
1.250% 9/18/23 (a)	285,000	284,364
2.450% 6/15/21 (a)	170,000	171,837
3.000% 10/30/20 (a)	60,000	60,110
Nissan Motor Co. Ltd.
3.043% 9/15/23 (a)	200,000	202,743
		1,751,642
Building Materials — 0.1%
Vulcan Materials Co. 3 mo. USD LIBOR + .650%
0.896% FRN 3/01/21	240,000	240,091
Chemicals — 0.4%
CNAC HK Finbridge Co. Ltd.
4.125% 3/14/21 (a)	450,000	455,229
Syngenta Finance NV
3.933% 4/23/21 (a)	200,000	202,581
		657,810
Commercial Services — 0.1%
Adani Ports & Special Economic Zone Ltd.
3.950% 1/19/22 (a)	200,000	204,009
Diversified Financial Services — 0.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.450% 12/16/21	350,000	357,618
Air Lease Corp.
3.500% 1/15/22	455,000	466,794
Ally Financial, Inc.
1.450% 10/02/23	160,000	159,823
GE Capital International Funding Co. Unlimited Co.
2.342% 11/15/20	285,000	285,638

	Principal Amount	Value
Park Aerospace Holdings Ltd.
5.250% 8/15/22 (a)	$425,000	$426,719
		1,696,592
Electric — 0.5%
Abu Dhabi National Energy Co. PJSC
3.875% 5/06/24 (a)	200,000	216,800
Consorcio Transmantaro SA
4.375% 5/07/23 (a)	300,000	318,063
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
5.500% 11/22/21 (a)	200,000	209,450
State Grid Overseas Investment 2016 Ltd.
2.125% 5/18/21 (a)	200,000	201,455
		945,768
Engineering & Construction — 0.2%
CSCEC Finance Cayman I Ltd.
2.950% 11/19/20 (a)	250,000	250,529
CSCEC Finance Cayman II Ltd.
2.900% 7/05/22 (a)	200,000	204,687
		455,216
Health Care – Services — 0.1%
Anthem, Inc.
2.500% 11/21/20	150,000	150,447
Insurance — 0.2%
Willis Towers Watson PLC
5.750% 3/15/21	315,000	322,038
Machinery – Diversified — 0.2%
CNH Industrial Capital LLC
4.375% 11/06/20	345,000	346,085
Oil & Gas — 1.1%
Bharat Petroleum Corp. Ltd.
4.375% 1/24/22 (a)	400,000	411,534
CNOOC Finance 2011 Ltd.
4.250% 1/26/21 (a)	200,000	202,098
Ecopetrol SA
5.875% 9/18/23	475,000	522,500
Pertamina Persero PT
4.300% 5/20/23 (a)	250,000	267,715
Phillips 66 3 mo. USD LIBOR + .600%
0.834% FRN 2/26/21	105,000	105,011
Reliance Industries Ltd.
4.500% 10/19/20 (a)	500,000	500,770
		2,009,628
Pipelines — 0.3%
Energy Transfer Operating LP
4.250% 3/15/23	582,000	605,130

The accompanying notes are an integral part of the financial statements.

80

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Gray Oak Pipeline LLC
2.000% 9/15/23 (a)	$30,000	$30,165
		635,295
Real Estate — 0.4%
China Overseas Finance Cayman V Ltd.
3.950% 11/15/22 (a)	225,000	236,426
China Overseas Finance Cayman VII Ltd.
4.250% 4/26/23 (a)	200,000	213,419
Vanke Real Estate Hong Kong Co. Ltd.
4.150% 4/18/23 (a)	250,000	264,069
		713,914
Semiconductors — 0.1%
Microchip Technology, Inc.
3.922% 6/01/21	120,000	122,656
Telecommunications — 0.2%
Axiata SPV2 Bhd
3.466% 11/19/20 (a)	400,000	401,104
Trucking & Leasing — 0.2%
SMBC Aviation Capital Finance DAC
3.000% 7/15/22 (a)	370,000	377,260

TOTAL CORPORATE DEBT (Cost $11,248,692)		11,370,867

MUNICIPAL OBLIGATIONS — 1.8%
County of Montgomery MD
General Obligation, 4.000% 11/01/28	85,000	106,838
General Obligation, 4.000% 11/01/29	210,000	267,464
General Obligation, 4.000% 11/01/31	190,000	247,899
District of Columbia, General Obligation
5.000% 10/15/32	385,000	504,254
State of Maryland
General Obligation, 5.000% 8/01/28	445,000	590,867
General Obligation, 5.000% 8/01/29	500,000	679,275
General Obligation, 5.000% 8/01/30	430,000	595,739
State of Minnesota, General Obligation
5.000% 8/01/32	220,000	300,546
		3,292,882

TOTAL MUNICIPAL OBLIGATIONS (Cost $3,353,685)		3,292,882

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.2%
Automobile Asset-Backed Securities — 1.2%
AmeriCredit Automobile Receivables Trust, Series 2016-4, Class C
2.410% 7/08/22	$59,297	$59,465
Avis Budget Rental Car Funding AESOP LLC
Series 2015-2A, Class A, 2.630% 12/20/21 (a)	187,500	187,939
Series 2017-2A, Class A, 2.970% 3/20/24 (a)	310,000	319,882
Series 2019-1A, Class A, 3.450% 3/20/23 (a)	420,000	429,796
Drive Auto Receivables Trust, Series 2020-1, Class C
2.360% 3/16/26	240,000	245,947
Exeter Automobile Receivables Trust, Series 2020-1A, Class B
2.260% 4/15/24 (a)	150,000	151,829
Santander Drive Auto Receivables Trust, Series 2018-4, Class B
3.270% 1/17/23	3,059	3,062
Santander Retail Auto Lease Trust
Series 2019-C, Class B, 2.170% 11/20/23 (a)	120,000	121,450
Series 2019-C, Class C, 2.390% 11/20/23 (a)	230,000	233,179
Series 2019-B, Class C, 2.770% 8/21/23 (a)	170,000	174,904
Series 2019-A, Class C, 3.300% 5/22/23 (a)	280,000	276,970
		2,204,423
Commercial Mortgage-Backed Securities — 0.5%
BX Commercial Mortgage Trust, Series 2019-IMC, Class C, 1 mo. USD LIBOR + 1.600%
1.752% FRN 4/15/34 (a)	210,000	194,369
Commercial Mortgage Pass-Through Certificates
Series 2014-UBS4, Class AM, 3.968% 8/10/47	250,000	267,110
Series 2014-UBS2, Class AM, 4.199% 3/10/47	100,000	107,433
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class C
3.750% 12/10/36 (a)	295,000	290,599
New Orleans Hotel Trust, Series 2019-HNLA, Class C, 1 mo. USD LIBOR + 1.589%
1.741% FRN 4/15/32 (a)	100,000	91,134
		950,645

The accompanying notes are an integral part of the financial statements.

81

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Other Asset-Backed Securities — 1.7%
BlueMountain CLO Ltd., Series 2012-2A, Class AR2, 3 mo. USD LIBOR + 1.050%
1.303% FRN 11/20/28 (a)	$250,000	$248,148
BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class A
3.280% 9/26/33 (a)	72,340	73,384
CIFC Funding Ltd., Series 2015-4A, Class A1R, 3 mo. USD LIBOR + 1.150%
1.422% FRN 10/20/27 (a)	250,000	248,804
Daimler Trucks Retail Trust, Series 2019-1, Class A3
2.770% 8/15/22 (a)	286,893	290,557
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A
2.730% 4/25/28 (a)	433,749	431,893
Hardee’s Funding LLC, Series 2018-1A, Class A2I
4.250% 6/20/48 (a)	93,100	93,784
MVW Owner Trust, Series 2017-1A, Class A
2.420% 12/20/34 (a)	439,051	447,624
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class A2R, 3 mo. USD LIBOR + 1.000%
1.275% FRN 7/15/27 (a)	250,000	244,988
OZLM VIII Ltd., Series 2014-8A, Class A1RR, 3 mo. USD LIBOR + 1.170%
1.443% FRN 10/17/29 (a)	248,121	245,360
Sierra Receivables Funding LLC, Series 2019-3A, Class A
2.340% 8/20/36 (a)	108,305	110,159
Towd Point Mortgage Trust
Series 2017-6, Class A1, 2.750% VRN 10/25/57 (a) (b)	175,713	181,648
Series 2018-2, Class A1, 3.250% VRN 3/25/58 (a) (b)	185,477	197,146
Series 2018-5, Class A1A, 3.250% VRN 7/25/58 (a) (b)	152,048	158,940
Series 2015-6, Class A1, 3.500% VRN 4/25/55 (a) (b)	94,608	96,397
Series 2018-3, Class A1, 3.750% VRN 5/25/58 (a) (b)	87,061	93,093
		3,161,925

	Principal Amount	Value
Student Loans Asset-Backed Securities — 0.8%
Navient Private Education Refi Loan Trust
Series 2020-CA, Class A1, 1 mo. USD LIBOR + .750% 0.902% FRN 11/15/68 (a)	$472,436	$473,350
Series 2019-GA, Class A, 2.400% 10/15/68 (a)	365,387	373,140
SMB Private Education Loan Trust
Series 2016-B, Class A2A, 2.430% 2/17/32 (a)	200,809	204,689
Series 2017-B, Class A2A, 2.820% 10/15/35 (a)	338,753	347,790
Series 2017-A, Class A2A, 2.880% 9/15/34 (a)	117,280	116,422
		1,515,391
Whole Loan Collateral Collateralized Mortgage Obligations — 5.0%
Angel Oak Mortgage Trust, Series 2019-2, Class A1,
3.628% VRN 3/25/49 (a) (b)	120,001	122,461
Citigroup Mortgage Loan Trust, Series 2019-IMC1, Class A1,
2.720% VRN 7/25/49 (a) (b)	169,742	171,956
COLT Mortgage Loan Trust, Series 2019-2, Class A1,
3.337% VRN 5/25/49 (a) (b)	82,138	83,714
Deephaven Residential Mortgage Trust
Series 2019-3A, Class A1, 2.964% VRN 7/25/59 (a) (b)	374,825	380,436
Series 2019-2A, Class A1, 3.558% VRN 4/25/59 (a) (b)	83,858	85,736
Ellington Financial Mortgage Trust, Series 2019-2, Class A1,
2.739% VRN 11/25/59 (a) (b)	294,133	296,672
FWD Securitization Trust, Series 2020-INV1, Class A3,
2.440% VRN 1/25/50 (a) (b)	187,141	187,960
Galton Funding Mortgage Trust
Series 2020-H1, Class A3, 2.617% VRN 1/25/60 (a) (b)	154,702	155,636
Series 2018-1, Class A33, 3.500% VRN 11/25/57 (a) (b)	284,743	290,921
Series 2019-2, Class A42, 3.500% VRN 6/25/59 (a) (b)	153,139	152,213
Series 2018-2, Class A31, 4.500% VRN 10/25/58 (a) (b)	169,768	175,547
GMRF Mortgage Acquisition Co., Series 2019-1, Class A42,
4.000% VRN 2/25/59 (a) (b)	49,972	50,000
Homeward Opportunities Fund I Trust
Series 2019-2, Class A3, 3.007% VRN 9/25/59 (a) (b)	380,913	383,590

The accompanying notes are an integral part of the financial statements.

82

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2019-3, Class A3, 3.031% VRN 11/25/59 (a) (b)	$131,769	$132,759
Series 2018-1, Class A1, 3.766% VRN 6/25/48 (a) (b)	122,816	127,985
JP Morgan Mortgage Trust
Series 2019-INV2, Class A3, 3.500% VRN 2/25/50 (a) (b)	88,035	91,044
Series 2020-LTV1, Class A4, 3.500% VRN 6/25/50 (a) (b)	400,359	407,663
Metlife Securitization Trust, Series 2018-1A, Class A,
3.750% VRN 3/25/57 (a) (b)	175,151	191,055
New Residential Mortgage Loan Trust
Series 2020-NQM1, Class A1, 2.464% VRN 1/26/60 (a) (b)	194,420	197,646
Series 2019-NQM5, Class A3, 3.065% VRN 11/25/59 (a) (b)	143,965	145,656
Series 2019-NQM2, Class A1, 3.600% VRN 4/25/49 (a) (b)	99,884	104,022
Onslow Bay Financial LLC
Series 2020-EXP1, Class 2A1, 1 mo. USD LIBOR + .750% 0.898% FRN 2/25/60 (a)	82,941	82,547
Series 2019-EXP3, Class 2A1, 1 mo. USD LIBOR + .900% 1.048% FRN 10/25/59 (a)	184,508	184,564
Series 2019-EXP3, Class 2A2, 1 mo. USD LIBOR + 1.100% 1.248% FRN 10/25/59 (a)	103,608	104,236
Series 2020-INV1, Class A21, 3.500% VRN 12/25/49 (a) (b)	127,798	130,286
Series 2020-EXP1, Class 1A9, 3.500% VRN 2/25/60 (a) (b)	160,569	164,595
Series 2019-EXP2, Class 1A3, 4.000% VRN 6/25/59 (a) (b)	299,775	306,569
Sequoia Mortgage Trust
Series 2017-CH1, Class A2, 3.500% VRN 8/25/47 (a) (b)	177,692	180,604
Series 2017-CH1, Class A13, 4.000% VRN 8/25/47 (a) (b)	269,167	276,933
Series 2018-CH2, Class A3, 4.000% VRN 6/25/48 (a) (b)	58,863	60,505
Series 2018-CH3, Class A2, 4.000% VRN 8/25/48 (a) (b)	65,203	66,558
Series 2018-CH4, Class A2, 4.000% VRN 10/25/48 (a) (b)	50,971	52,012
SG Residential Mortgage Trust, Series 2019-3, Class A3,
3.082% VRN 9/25/59 (a) (b)	124,106	124,064
Starwood Mortgage Residential Trust
Series 2020-1, Class A3, 2.562% VRN 2/25/50 (a) (b)	120,236	120,809

	Principal Amount	Value
Series 2019-INV1, Class A1, 2.610% VRN 9/27/49 (a) (b)	$226,574	$228,538
Series 2019-IMC1, Class A1, 3.468% VRN 2/25/49 (a) (b)	94,212	95,349
Series 2019-IMC1, Class A2, 3.651% VRN 2/25/49 (a) (b)	153,352	158,551
Verus Securitization Trust
Series 2020-1, Class A1, 2.417% STEP 1/25/60 (a)	434,405	440,990
Series 2020-1, Class A3, 2.724% STEP 1/25/60 (a)	199,458	202,028
Series 2019-INV2, Class A1, 2.913% VRN 7/25/59 (a) (b)	324,262	331,101
Series 2019-4, Class A3, 3.000% STEP 11/25/59 (a)	431,248	437,359
Series 2019-3, Class A3, 3.040% STEP 7/25/59 (a)	276,727	278,540
Series 2019-INV3, Class A3, 3.100% VRN 11/25/59 (a) (b)	445,586	447,623
Series 2019-2, Class A1, 3.211% VRN 5/25/59 (a) (b)	128,762	131,761
Series 2019-INV1, Class A1, 3.402% VRN 12/25/59 (a) (b)	100,265	104,787
Series 2018-2, Class A1, 3.677% VRN 6/01/58 (a) (b)	103,814	106,897
Series 2017-1A, Class A3, 3.716% VRN 1/25/47 (a) (b)	77,511	78,490
Series 2019-1, Class A1, 3.836% VRN 2/25/59 (a) (b)	138,915	140,507
Series 2018-3, Class A1, 4.108% VRN 10/25/58 (a) (b)	130,679	135,441
Series 2018-INV2, Class A1FX, 4.148% VRN 10/25/58 (a) (b)	178,366	180,882
		9,287,798

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $16,906,291)		17,120,182

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 3.9%
Collateralized Mortgage Obligations — 0.1%
Government National Mortgage Association Series 2019-65, Class B 3.500% 5/20/49	170,753	184,411
Pass-Through Securities — 2.0%
Government National Mortgage Association II TBA Pool #264 2.500% 10/01/50(c)	3,555,000	3,732,472

The accompanying notes are an integral part of the financial statements.

83

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Whole Loans — 1.8%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2020-DNA1, Class M1, 1 mo. USD LIBOR + .700% 0.848% FRN 1/25/50 (a)	$25,659	$25,631
Series 2017-DNA3, Class M1, 1 mo. USD LIBOR + .750% 0.898% FRN 3/25/30	67,673	67,632
Series 2018-DNA3, Class M1, 1 mo. USD LIBOR + .750% 0.898% FRN 9/25/48 (a)	531	530
Series 2020-HQA1, Class M1, 1 mo. USD LIBOR + .750% 0.898% FRN 1/25/50 (a)	55,749	55,548
Series 2020-DNA2, Class M1, 1 mo. USD LIBOR + .750% 0.898% FRN 2/25/50 (a)	93,605	93,384
Series 2018-DNA2, Class M1, 1 mo. USD LIBOR + .800% 0.948% FRN 12/25/30 (a)	36,104	36,061
Series 2018-DNA3, Class M2AS, 1 mo. USD LIBOR + .900%, 1.048% FRN 9/25/48 (a)	140,000	138,895
Series 2018-DNA2, Class M2AS, 1 mo. USD LIBOR + .950%, 1.098% FRN 12/25/30 (a)	80,000	79,198
Series 2020-HQA2, Class M1, 1 mo. USD LIBOR + 1.100% 1.248% FRN 3/25/50 (a)	160,187	160,118
Series 2017-DNA2, Class M1, 1 mo. USD LIBOR + 1.200% 1.348% FRN 10/25/29	67,733	67,769
Series 2018-SPI1, Class M1, 3.721% VRN 2/25/48 (a) (b)	20,147	20,095
Federal National Mortgage Association Connecticut Avenue Securities Trust
Series 2018-C01, Class 1ED2, 1 mo. USD LIBOR + .850%, 0.998% FRN 7/25/30	278,427	273,365
Series 2018-C03, Class 1EB2, 1 mo. USD LIBOR + .850%, 0.998% FRN 10/25/30	440,000	428,034
Series 2018-C03, Class 1ED2, 1 mo. USD LIBOR + .850%, 0.998% FRN 10/25/30	343,784	335,981
Series 2018-C02, Class 2EB2, 1 mo. USD LIBOR + .900%, 1.048% FRN 8/25/30	131,337	127,776
Series 2018-C02, Class 2ED2, 1 mo. USD LIBOR + .900%, 1.048% FRN 8/25/30	301,588	293,810

	Principal Amount	Value
Series 2017-C04, Class 2ED2, 1 mo. USD LIBOR + 1.100% 1.248% FRN 11/25/29	$382,689	$373,732
Series 2017-C05, Class 1ED3, 1 mo. USD LIBOR + 1.200% 1.348% FRN 1/25/30	241,813	237,822
Series 2017-C02, Class 2ED3, 1 mo. USD LIBOR + 1.350% 1.498% FRN 9/25/29	358,925	350,253
Series 2017-C06, Class 1M2B, 1 mo. USD LIBOR + 2.650%, 2.798% FRN 2/25/30	205,000	204,305
		3,369,939

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $7,340,417)		7,286,822

U.S. TREASURY OBLIGATIONS — 72.2%
U.S. Treasury Bonds & Notes — 72.2%
U.S. Treasury Inflation Index
0.125% 4/15/22	19,975,218	20,329,467
0.125% 7/15/24	4,593,303	4,859,392
0.125% 4/15/25	37,527,936	39,941,353
0.250% 1/15/25	13,022,506	13,895,929
0.375% 7/15/23	3,172,563	3,328,898
0.375% 7/15/25	10,800,658	11,727,152
0.500% 4/15/24	5,586,929	5,932,111
0.625% 1/15/24 (d)	23,007,030	24,450,362
0.625% 1/15/26	4,391,567	4,841,617
U.S. Treasury Note
0.625% 8/15/30	5,450,000	5,422,955
		134,729,236

TOTAL U.S. TREASURY OBLIGATIONS (Cost $130,329,478)		134,729,236

TOTAL BONDS & NOTES (Cost $169,178,563)		173,799,989

TOTAL LONG-TERM INVESTMENTS (Cost $169,178,563)		173,799,989

SHORT-TERM INVESTMENTS — 8.9%
Commercial Paper — 1.0%
AstraZeneca PLC
2.155% 11/13/20 (a)	380,000	379,831

The accompanying notes are an integral part of the financial statements.

84

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
AT&T, Inc.
1.899% 12/21/20 (a)	$380,000	$379,719
Ovintiv, Inc.
0.832% 10/09/20	597,000	596,944
Syngenta Wilmington, Bank of America N.A.,
0.812% 10/26/20 (a)	505,000	504,674
		1,861,168
	Number of Shares
Mutual Fund — 7.4%
T. Rowe Price Government Reserve Investment Fund	13,760,833	13,760,833
	Principal Amount
Repurchase Agreement — 0.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (e)	$994,774	994,774

TOTAL SHORT-TERM INVESTMENTS (Cost $16,614,683)		16,616,775

TOTAL INVESTMENTS — 102.1% (Cost $185,793,246) (f)		190,416,764

Other Assets/(Liabilities) — (2.1)%		(3,976,076)

NET ASSETS — 100.0%		$186,440,688

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2020, the aggregate market value of these securities amounted to $24,623,985 or 13.21% of net assets.

(b)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2020.

(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(e)

Maturity value of $994,774. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $1,014,763.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

85

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	10/23/20	GBP	100,000	USD	125,997	$3,052
Bank of America N.A.*	10/23/20	NOK	1,175,000	USD	128,319	(2,345)
Bank of America N.A.*	10/23/20	CAD	170,000	USD	128,021	(342)
Bank of America N.A.*	10/23/20	USD	516,406	NOK	4,675,000	15,189
Bank of America N.A.*	11/20/20	EUR	110,000	USD	129,972	(872)
Barclays Bank PLC*	10/23/20	AUD	180,000	USD	126,215	2,716
Barclays Bank PLC*	10/23/20	USD	522,074	NZD	785,000	2,759
BNP Paribas SA*	10/23/20	CAD	340,000	USD	255,833	(475)
BNP Paribas SA*	10/23/20	GBP	100,000	USD	131,989	(2,940)
BNP Paribas SA*	10/23/20	NZD	390,000	USD	258,693	(689)
BNP Paribas SA*	10/23/20	NOK	1,150,000	USD	128,894	(5,600)
BNP Paribas SA*	11/20/20	EUR	110,000	USD	130,902	(1,802)
BNP Paribas SA*	11/20/20	USD	519,262	EUR	440,000	2,861
Citibank N.A.*	10/23/20	NZD	195,000	USD	129,085	(83)
Citibank N.A.*	10/23/20	USD	521,015	GBP	400,000	4,820
Citibank N.A.*	11/20/20	EUR	220,000	USD	261,429	(3,229)
Citibank N.A.*	11/20/20	SEK	2,295,000	USD	264,640	(8,254)
Goldman Sachs International*	10/23/20	CAD	170,000	USD	125,767	1,912
Goldman Sachs International*	10/23/20	NZD	200,000	USD	131,334	976
Goldman Sachs International*	10/23/20	GBP	100,000	USD	126,855	2,194
Goldman Sachs International*	10/23/20	AUD	170,000	USD	123,069	(1,301)
Goldman Sachs International*	10/23/20	USD	513,976	AUD	710,000	5,415
HSBC Bank USA*	10/23/20	USD	516,598	CAD	680,000	5,880
JP Morgan Chase Bank*	10/23/20	AUD	180,000	USD	127,730	1,201
Morgan Stanley & Co. LLC*	10/23/20	GBP	100,000	USD	131,293	(2,244)
Morgan Stanley & Co. LLC*	11/20/20	USD	516,167	SEK	4,540,000	8,981
UBS AG*	10/23/20	AUD	180,000	USD	129,657	(726)
UBS AG*	10/23/20	NOK	2,350,000	USD	258,025	(6,076)
UBS AG*	11/20/20	SEK	2,245,000	USD	258,109	(7,308)
						$13,670

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Note 2 Year	12/31/20	280	$61,854,956	$14,107
U.S. Treasury Note 5 Year	12/31/20	84	10,577,565	9,060
				$23,167
Short
U.S. Treasury Long Bond	12/21/20	1	$(177,780)	$1,499
U.S. Treasury Note 10 Year	12/21/20	75	(10,458,878)	(5,966)
U.S. Treasury Ultra 10 Year	12/21/20	81	(12,953,198)	(474)
				$(4,941)

The accompanying notes are an integral part of the financial statements.

86

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Fixed 2.17%	Maturity	U.S. Consumer Price Index	Maturity	Bank of America N.A.*	2/21/21	USD	7,500,000	$(106,064)	$—	$(106,064)
Fixed 2.21%	Maturity	U.S. Consumer Price Index	Maturity	Bank of America N.A.*	8/03/21	USD	1,875,000	(45,329)	—	(45,329)
Fixed 1.53%	Maturity	U.S. Consumer Price Index	Maturity	Bank of America N.A.*	8/15/21	USD	2,430,324	(12,529)	—	(12,529)
Fixed 1.44%	Maturity	U.S. Consumer Price Index	Maturity	Bank of America N.A.*	8/23/21	USD	666,250	(1,995)	—	(1,995)
Fixed 1.44%	Maturity	U.S. Consumer Price Index	Maturity	Bank of America N.A.*	8/23/21	USD	717,500	(2,112)	—	(2,112)
Fixed 1.60%	Maturity	U.S. Consumer Price Index	Maturity	Bank of America N.A.*	2/21/23	USD	3,638,000	(33,428)	—	(33,428)
Fixed 1.47%	Maturity	U.S. Consumer Price Index	Maturity	Barclays Bank PLC*	12/24/20	USD	5,200,000	868	—	868
Fixed 1.57%	Maturity	U.S. Consumer Price Index	Maturity	Barclays Bank PLC*	7/08/21	USD	1,950,000	(12,719)	—	(12,719)
Fixed 1.66%	Maturity	U.S. Consumer Price Index	Maturity	Barclays Bank PLC*	7/08/22	USD	1,250,000	(10,834)	—	(10,834)
Fixed 1.74%	Maturity	U.S. Consumer Price Index	Maturity	Barclays Bank PLC*	12/16/22	USD	2,800,000	(30,519)	—	(30,519)
Fixed 1.48%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	8/16/21	USD	1,619,676	(6,742)	—	(6,742)
Fixed 1.44%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	8/26/21	USD	666,250	(1,992)	—	(1,992)
Fixed 1.38%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	10/07/21	USD	3,416,115	(8,925)	—	(8,925)
Fixed 1.41%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	10/09/21	USD	3,416,115	(10,976)	—	(10,976)
Fixed 1.41%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	10/09/21	USD	3,417,770	(10,981)	—	(10,981)
Fixed 1.42%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	10/07/22	USD	3,420,000	(5,452)	—	(5,452)
Fixed 1.43%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	10/08/22	USD	1,710,000	(3,327)	—	(3,327)

The accompanying notes are an integral part of the financial statements.

87

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Fixed 1.44%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	10/08/22	USD	1,710,000	$(3,380)	$—	$(3,380)
Fixed 1.59%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	10/24/22	USD	3,450,000	(20,925)	—	(20,925)
Fixed 1.59%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	2/18/23	USD	1,311,000	(11,883)	—	(11,883)
Fixed 1.60%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	2/18/23	USD	1,789,000	(16,410)	—	(16,410)
Fixed 1.59%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	2/20/23	USD	2,867,000	(25,564)	—	(25,564)
Fixed 1.49%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	2/26/23	USD	2,061,000	(11,960)	—	(11,960)
Fixed 1.44%	Maturity	U.S. Consumer Price Index	Maturity	Goldman Sachs International*	8/09/21	USD	7,101,000	(25,697)	—	(25,697)
Fixed 1.61%	Maturity	U.S. Consumer Price Index	Maturity	Goldman Sachs International*	2/21/23	USD	2,993,000	(27,965)	—	(27,965)
Fixed 1.57%	Maturity	U.S. Consumer Price Index	Maturity	HSBC Bank USA*	2/25/23	USD	2,241,000	(18,385)	—	(18,385)
Fixed 2.29%	Maturity	U.S. Consumer Price Index	Maturity	UBS AG*	6/05/23	USD	1,700,000	(64,934)	—	(64,934)
								$(530,159)	$—	$(530,159)

*	Contracts are subject to a Master Netting Agreement.

Currency Legend

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

88

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 96.5%
COMMON STOCK — 95.0%
Australia — 8.9%
BHP Group Ltd.	171,487	$4,412,840
BlueScope Steel Ltd.	14,491	132,286
Evolution Mining Ltd.	56,828	235,929
Fortescue Metals Group Ltd.	37,211	435,586
Goodman Group	31,033	399,396
IGO Ltd.	76,196	229,511
Mirvac Group	188,541	295,288
Newcrest Mining Ltd.	27,139	611,688
Northern Star Resources Ltd.	109,042	1,072,212
Orica Ltd. (a)	12,176	134,919
OZ Minerals Ltd.	20,997	213,663
Perseus Mining Ltd. (a) (b)	219,649	216,637
Regis Resources Ltd.	3,723	13,440
Saracen Mineral Holdings Ltd. (b)	17,761	66,117
South32 Ltd.	272,525	399,602
		8,869,114
Austria — 0.1%
voestalpine AG	3,449	90,673
Bermuda — 0.2%
Hongkong Land Holdings Ltd.	62,900	234,254
Brazil — 1.1%
Vale SA	106,357	1,119,458
Canada — 9.7%
Agnico Eagle Mines Ltd.	8,641	688,464
Alamos Gold, Inc. Class A (a)	4,441	39,122
B2Gold Corp.	33,916	220,834
Barrick Gold Corp.	60,325	1,694,382
Canadian Apartment Properties	7,423	258,945
Centerra Gold, Inc.	2,657	30,909
Enbridge, Inc.	11,037	322,280
ERO Copper Corp. (b)	22,147	322,837
First Quantum Minerals Ltd.	18,954	168,964
Franco-Nevada Corp.	8,904	1,244,240
Kelt Exploration Ltd. (a) (b)	67,432	72,418
Kinross Gold Corp. (b)	48,037	423,893
Kirkland Lake Gold Ltd.	21,836	1,065,931
Lundin Mining Corp.	63,456	354,082
Osisko Gold Royalties Ltd.	4,160	49,206
Pan American Silver Corp.	6,587	211,775
Sandstorm Gold Ltd. (a) (b)	2,443	20,622
SSR Mining, Inc. (b)	2,638	49,226
Summit Industrial Income REIT	43,125	415,850
TC Energy Corp.	10,889	457,556
Teck Resources Ltd. Class B	12,851	178,886
Torex Gold Resources, Inc. (b)	3,516	49,721

	Number of Shares	Value
Toromont Industries Ltd.	2,700	$161,568
West Fraser Timber Co. Ltd. (a)	3,823	177,606
Wheaton Precious Metals Corp.	16,381	803,703
Yamana Gold, Inc.	33,832	192,338
		9,675,358
Cayman Islands — 0.1%
Endeavour Mining Corp. (b)	1,965	48,920
China — 0.3%
Zijin Mining Group Co. Ltd. Class H	472,000	300,671
Finland — 0.7%
Kojamo OYJ	16,219	348,257
Stora Enso OYJ Class R	10,178	159,496
UPM-Kymmene OYJ	7,397	225,135
		732,888
France — 2.0%
Air Liquide SA	2,343	371,795
Gecina SA	1,278	169,079
Schneider Electric SE	1,653	205,162
TOTAL SE (a)	31,261	1,073,285
Verallia SA (c)	6,033	160,651
		1,979,972
Germany — 0.7%
Deutsche Wohnen SE	11,163	558,559
thyssenkrupp AG (b)	16,663	84,217
		642,776
Hong Kong — 1.0%
Hang Lung Properties Ltd.	171,000	436,055
Sun Hung Kai Properties Ltd.	47,000	602,536
		1,038,591
Ireland — 0.7%
Linde PLC	2,853	679,385
Japan — 2.9%
Heiwa Real Estate Co. Ltd.	6,300	173,849
Hoshino Resorts REIT, Inc. (a)	32	161,125
Industrial & Infrastructure Fund Investment Corp.	173	296,447
JFE Holdings, Inc. (b)	16,600	116,099
Mitsubishi Estate Co. Ltd.	18,400	278,099
Mitsui Fudosan Co. Ltd.	30,000	522,533
Mitsui Fudosan Logistics Park, Inc. (a)	65	310,790
Mori Hills REIT Investment Corp.	63	81,811
Nippon Accommodations Fund, Inc.	51	294,430
Nippon Steel Corp. (b)	28,300	267,294
Shin-Etsu Chemical Co. Ltd.	1,400	182,731
Sumitomo Metal Mining Co. Ltd.	6,100	188,832
		2,874,040

The accompanying notes are an integral part of the financial statements.

89

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Luxembourg — 0.9%
ArcelorMittal SA (b)	24,368	$324,971
Shurgard Self Storage SA	7,615	332,120
Tenaris SA	56,159	279,936
		937,027
Mexico — 0.4%
Grupo Mexico SAB de CV Series B	75,400	191,914
Industrias Penoles SAB de CV	12,931	208,449
		400,363
Netherlands — 1.1%
Akzo Nobel NV	3,114	315,370
Koninklijke DSM NV	2,917	480,710
Schlumberger NV	18,288	284,561
		1,080,641
Norway — 1.2%
Aker BP ASA	7,320	114,182
Borregaard ASA	11,649	178,331
Equinor ASA	37,922	535,178
Norsk Hydro ASA (b)	120,992	333,036
		1,160,727
Peru — 0.1%
Cia de Minas Buenaventura SA Sponsored ADR	9,064	110,762
Portugal — 0.4%
Galp Energia SGPS SA	47,530	440,560
Republic of Korea — 0.4%
POSCO	2,566	431,242
Russia — 0.9%
Alrosa PJSC	213,540	203,043
MMC Norilsk Nickel PJSC	1,599	386,928
Polyus PJSC	1,338	281,012
		870,983
Singapore — 0.6%
Frasers Centrepoint Trust (a)	89,900	158,439
Mapletree Industrial Trust	200,700	473,967
		632,406
South Africa — 2.4%
Anglo Platinum Ltd.	4,914	340,883
AngloGold Ashanti Ltd.	17,327	452,676
Gold Fields Ltd.	36,391	445,128
Harmony Gold Mining Co. Ltd. Sponsored ADR (a) (b)	18,918	99,698
Impala Platinum Holdings Ltd. (a)	55,398	480,728
Northam Platinum Ltd. (b)	25,567	259,416
Sibanye Stillwater Ltd.	101,189	281,596
		2,360,125

	Number of Shares	Value
Spain — 0.3%
Iberdrola SA	11,568	$142,377
Inmobiliaria Colonial SA	22,464	185,615
		327,992
Sweden — 2.4%
Atlas Copco AB Class B	4,924	205,149
Boliden AB	38,339	1,139,894
Epiroc AB Class B	19,477	270,890
Fabege AB (a)	17,129	237,537
Lundin Energy AB	13,790	273,136
Svenska Cellulosa AB Class B (b)	16,703	228,956
		2,355,562
Switzerland — 0.5%
Bucher Industries AG	420	160,043
PSP Swiss Property AG Registered	2,769	334,929
		494,972
Taiwan — 0.4%
China Steel Corp.	516,000	365,042
United Kingdom — 6.4%
Anglo American PLC	31,482	760,246
Antofagasta PLC	10,439	137,635
Centamin PLC	24,795	64,610
Croda International PLC	3,812	307,766
Derwent London PLC	10,643	353,378
DS Smith PLC	41,395	157,204
Glencore PLC (b)	267,012	553,172
Grainger PLC	38,799	148,503
Great Portland Estates PLC	41,351	319,107
Mondi PLC	16,930	356,300
Polymetal International PLC	10,504	229,123
Rio Tinto PLC	35,589	2,147,372
Rotork PLC	38,316	138,698
Shaftesbury PLC	8,555	54,911
The UNITE Group PLC (b)	32,339	350,645
Victrex PLC	6,216	146,551
The Weir Group PLC	11,569	186,468
		6,411,689
United States — 48.2%
Acadia Realty Trust	48,820	512,610
AGCO Corp.	2,800	207,956
Air Products & Chemicals, Inc.	3,558	1,059,786
Alexander & Baldwin, Inc.	11,367	127,424
Alexandria Real Estate Equities, Inc.	7,288	1,166,080
Ameren Corp.	4,103	324,465
American Campus Communities, Inc.	37,009	1,292,354
AvalonBay Communities, Inc.	12,448	1,858,984
Avery Dennison Corp.	2,078	265,652

The accompanying notes are an integral part of the financial statements.

90

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Ball Corp.	5,808	$482,761
Boston Properties, Inc.	2,235	179,470
Cactus, Inc. Class A	7,644	146,688
Camden Property Trust	16,178	1,439,518
Caterpillar, Inc.	2,014	300,388
CF Industries Holdings, Inc.	9,099	279,430
ChampionX Corp. (b)	17,675	141,223
Chevron Corp.	6,963	501,336
CMC Materials, Inc.	911	130,100
Concho Resources, Inc.	9,788	431,847
ConocoPhillips	15,687	515,161
Continental Resources, Inc. (a)	14,226	174,695
CubeSmart	31,289	1,010,948
CyrusOne, Inc.	2,608	182,638
Deere & Co.	1,411	312,720
Devon Energy Corp.	13,222	125,080
Diamondback Energy, Inc.	4,958	149,335
Digital Realty Trust, Inc.	9,137	1,340,946
Domtar Corp.	7,194	188,986
Douglas Emmett, Inc.	33,646	844,515
EastGroup Properties, Inc.	3,244	419,547
Entegris, Inc.	3,884	288,737
Entergy Corp.	2,438	240,216
EOG Resources, Inc.	11,862	426,320
EPR Properties	1,841	50,627
Equinix, Inc.	3,100	2,356,403
Equity LifeStyle Properties, Inc.	11,811	724,014
Equity Residential	22,111	1,134,958
Essex Property Trust, Inc.	6,155	1,235,862
Exxon Mobil Corp.	3,338	114,594
Federal Realty Investment Trust	4,391	322,475
First Industrial Realty Trust, Inc.	2,058	81,908
Freeport-McMoRan, Inc.	39,829	622,926
Graphic Packaging Holding Co.	10,360	145,972
Halliburton Co.	16,694	201,163
Healthcare Realty Trust, Inc.	23,328	702,639
Healthcare Trust of America, Inc. Class A	24,757	643,682
Hess Corp.	3,100	126,883
Highwoods Properties, Inc.	6,092	204,508
Hilton Worldwide Holdings, Inc.	8,881	757,727
Host Hotels & Resorts, Inc.	13,727	148,114
Huntsman Corp.	10,941	243,000
International Paper Co.	10,427	422,711
JBG SMITH Properties	17,853	477,389
Kennametal, Inc.	5,500	159,170
Kilroy Realty Corp.	8,380	435,425
Kosmos Energy Ltd.	96,853	94,490
Magnolia Oil & Gas Corp. Class A (b)	30,805	159,262

	Number of Shares	Value
Marriott International, Inc. Class A	2,882	$266,816
National Fuel Gas Co.	3,556	144,338
National Retail Properties, Inc.	1,369	47,244
Newmont Corp.	27,156	1,723,048
NextEra Energy, Inc.	1,542	427,998
Nucor Corp.	7,330	328,824
Packaging Corp. of America	5,111	557,355
Parsley Energy, Inc. Class A	10,507	98,346
Pebblebrook Hotel Trust	3,078	38,567
Pioneer Natural Resources Co.	5,949	511,555
PPG Industries, Inc.	4,266	520,793
Prologis, Inc.	27,503	2,767,352
PS Business Parks, Inc.	3,119	381,734
Public Service Enterprise Group, Inc.	2,500	137,275
Public Storage	5,660	1,260,595
Quaker Chemical Corp. (a)	1,584	284,661
Rayonier, Inc.	11,606	306,863
Realty Income Corp.	2,412	146,529
Regency Centers Corp.	14,148	537,907
Reliance Steel & Aluminum Co.	5,664	577,955
Rexford Industrial Realty, Inc.	10,622	486,063
RPM International, Inc.	5,635	466,803
Sanderson Farms, Inc.	3,102	365,943
Sempra Energy	1,419	167,953
The Sherwin-Williams Co.	759	528,826
Silgan Holdings, Inc.	5,213	191,682
Simon Property Group, Inc.	8,782	568,020
SL Green Realty Corp. (a)	16,675	773,220
Southern Copper Corp.	9,901	448,218
Spirit Realty Capital, Inc.	706	23,828
Steel Dynamics, Inc.	6,640	190,103
Sunstone Hotel Investors, Inc.	53,099	421,606
Terreno Realty Corp.	13,578	743,531
The Toro Co.	2,197	184,438
Union Pacific Corp.	776	152,771
Urban Edge Properties	13,595	132,143
VEREIT, Inc.	7,394	48,061
Welltower, Inc.	18,219	1,003,685
Westlake Chemical Corp.	4,128	260,972
WestRock Co.	5,781	200,832
Weyerhaeuser Co.	13,859	395,259
WP Carey, Inc.	3,877	252,625
WPX Energy, Inc. (b)	14,141	69,291
Xcel Energy, Inc.	3,039	209,721
		47,985,167

TOTAL COMMON STOCK (Cost $93,697,180)		94,651,360

The accompanying notes are an integral part of the financial statements.

91

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PREFERRED STOCK — 1.5%
Brazil — 0.2%
Gerdau SA 1.30%	48,348	$179,070
United States — 1.3%
American Electric Power Co., Inc., Convertible
6.125% (a)	6,805	330,111
NextEra Energy, Inc. Convertible
5.279% (a)	8,474	395,566
Sempra Energy Convertible
6.750%	2,130	208,761
The Southern Co. Convertible 6.750%	7,284	338,997
		1,273,435

TOTAL PREFERRED STOCK (Cost $1,391,197)		1,452,505

TOTAL EQUITIES (Cost $95,088,377)		96,103,865

MUTUAL FUNDS — 2.2%
United States — 2.2%
SPDR S&P Oil & Gas Exploration & Production ETF	4,620	194,364
State Street Navigator Securities Lending Prime Portfolio (d)	1,716,365	1,716,365
Utilities Select Sector SPDR Fund (a)	4,819	286,152
		2,196,881

TOTAL MUTUAL FUNDS (Cost $2,227,708)		2,196,881

TOTAL PURCHASED OPTIONS (#) — 0.0%
(Cost $18,892)		2,398

TOTAL LONG-TERM INVESTMENTS (Cost $97,334,977)		98,303,144

SHORT-TERM INVESTMENTS — 2.6%
Mutual Fund — 1.5%
T. Rowe Price Government Reserve Investment Fund	1,441,383	$1,441,383
	Principal Amount
Repurchase Agreement — 0.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (e)	$901,417	901,417

	Principal Amount	Value
U.S. Treasury Bill — 0.2%
U.S. Treasury Bill
0.000% 2/25/21 (f)	$20,000	$19,992
0.000% 3/25/21 (f)	220,000	219,885
		239,877

TOTAL SHORT-TERM INVESTMENTS (Cost $2,582,675)		2,582,677

TOTAL INVESTMENTS — 101.3% (Cost $99,917,652) (g)		100,885,821

Other Assets/(Liabilities) — (1.3)%		(1,300,436)

NET ASSETS — 100.0%		$99,585,385

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $4,378,927 or 4.40% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $2,841,863 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)	Non-income producing security.
(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2020, the aggregate market value of these securities amounted to $160,651 or 0.16% of net assets.

(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $901,417. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $919,458.

(f)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

92

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments (Continued)

Sector weightings, as a percentage of net assets, is as follows:

Basic Materials	40.6%
Financial	38.2%
Energy	7.4%
Industrial	4.8%
Utilities	3.1%
Mutual Funds	2.2%
Consumer, Cyclical	1.4%
Consumer, Non-cyclical	0.6%
Technology	0.4%
Purchase Options	0.0%
Total Long-Term Investments	98.7%
Short-Term Investments and Other Assets and Liabilities	1.3%
Net Assets	100.0%

(#) OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
S&P 500 Index	Morgan Stanley & Co. LLC*	10/16/20	3,000.00	5	USD	1,500,000	$2,398	$18,892	$(16,494)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Barclays Bank PLC*	10/15/20	JPY	318,016,000	USD	3,000,731	$15,063

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
S&P TSX 60 Index	12/17/20	5	$728,385	$(6,294)
S&P 500 E Mini Index	12/18/20	7	1,179,004	(5,804)
				$(12,098)

*	Contracts are subject to a Master Netting Agreement.

Currency Legend

JPY	Japanese Yen
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

93

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 97.5%
COMMON STOCK — 96.3%
Basic Materials — 4.2%
Chemicals — 1.0%
AgroFresh Solutions, Inc. (a)	76,468	$185,816
American Vanguard Corp.	16,135	212,014
Element Solutions, Inc. (a)	74,709	785,192
Hawkins, Inc.	5,249	241,979
Huntsman Corp.	6,479	143,899
Minerals Technologies, Inc.	18,395	939,984
Oil-Dri Corp. of America	4,324	154,669
Orion Engineered Carbons SA	19,837	248,161
PPG Industries, Inc.	6,168	752,989
Quaker Chemical Corp. (e)	6,023	1,082,392
RPM International, Inc.	12,000	994,080
Westlake Chemical Corp.	25,780	1,629,812
		7,370,987
Forest Products & Paper — 0.2%
Clearwater Paper Corp. (a)	12,133	460,326
Domtar Corp.	9,600	252,192
West Fraser Timber Co. Ltd. (e)	20,282	942,244
		1,654,762
Iron & Steel — 0.1%
Carpenter Technology Corp.	21,963	398,848
Reliance Steel & Aluminum Co.	3,638	371,222
		770,070
Mining — 2.9%
Alcoa Corp. (a)	53,421	621,286
Barrick Gold Corp.	60,024	1,687,275
Cameco Corp.	210,041	2,121,414
Cia de Minas Buenaventura SA Sponsored ADR	156,611	1,913,786
Constellium SE (a)	95,138	746,833
Endeavour Mining Corp. (a)	3,815	94,977
ERO Copper Corp. (a)	61,177	891,777
Franco-Nevada Corp.	26,454	3,696,666
Freeport-McMoRan, Inc.	173,974	2,720,953
Fresnillo PLC	216,388	3,337,006
Gold Fields Ltd. Sponsored ADR	63,185	776,544
Kirkland Lake Gold Ltd.	29,000	1,413,170
Lundin Mining Corp.	43,596	243,264
NAC Kazatomprom JSC	2,868	41,879
NAC Kazatomprom JSC GDR	45,976	671,250

	Number of Shares	Value
Northern Star Resources Ltd.	69,754	$685,893
		21,663,973
		31,459,792
Communications — 5.4%
Advertising — 0.1%
Boston Omaha Corp. Class A (a)	16,165	258,640
National CineMedia, Inc.	37,906	102,915
		361,555
Internet — 2.6%
Anaplan, Inc. (a)	5,989	374,792
Etsy, Inc. (a)	9,000	1,094,670
GoodRx Holdings, Inc. Class A (a)	1,107	61,549
IAC/InterActiveCorp (a)	9,521	1,140,425
Match Group, Inc. (a)	30,000	3,319,500
Okta, Inc. (a)	10,581	2,262,747
Open Lending Corp. (a) (e)	24,892	634,746
Proofpoint, Inc. (a)	16,889	1,782,634
Q2 Holdings, Inc. (a) (e)	9,203	839,866
Shopify, Inc. Class A (a)	2,092	2,140,053
Spotify Technology SA (a)	7,000	1,697,990
TD Ameritrade Holding Corp.	16,748	655,684
Upwork, Inc. (a)	33,911	591,408
Vroom, Inc., Lockup Shares (Acquired 8/17/18-11/21/2019, Cost $160,766) (c) (d)	13,590	668,506
Zendesk, Inc. (a)	23,265	2,394,434
		19,659,004
Media — 2.0%
AMC Networks, Inc. Class A (a)	17,356	428,867
Cable One, Inc.	2,928	5,520,539
DISH Network Corp. Class A (a)	27,845	808,340
Fox Corp. Class A	18,222	507,118
News Corp. Class A	298,982	4,191,727
Saga Communications, Inc. Class A	4,751	94,450
Scholastic Corp.	40,800	856,392
ViacomCBS, Inc. Class B (e)	92,868	2,601,233
		15,008,666
Telecommunications — 0.7%
Corning, Inc.	55,000	1,782,550
GCI Liberty, Inc. Class A (a)	30,075	2,464,947
Harmonic, Inc. (a)	127,267	710,150
HashiCorp, Inc. (Acquired 6/25/20, Cost $46,278) (a) (b) (c) (d)	889	46,278
Telephone & Data Systems, Inc.	30,893	569,667
		5,573,592
		40,602,817

The accompanying notes are an integral part of the financial statements.

94

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Consumer, Cyclical — 9.1%
Airlines — 0.3%
Alaska Air Group, Inc.	13,000	$476,190
Southwest Airlines Co.	44,749	1,678,088
		2,154,278
Apparel — 0.5%
Allbirds, Inc. (Acquired 10/10/18-12/21/18, Cost $139,612) (a) (b) (c) (d)	12,730	147,190
Hanesbrands, Inc.	28,769	453,112
Ralph Lauren Corp.	23,244	1,579,894
Steven Madden Ltd.	22,006	429,117
Tapestry, Inc.	7,000	109,410
VF Corp.	12,000	843,000
		3,561,723
Auto Manufacturers — 0.3%
Blue Bird Corp. (a)	15,313	186,206
PACCAR, Inc.	26,882	2,292,497
		2,478,703
Auto Parts & Equipment — 0.6%
Aptiv PLC	22,000	2,016,960
Dorman Products, Inc. (a)	5,519	498,807
Gentherm, Inc. (a)	10,316	421,924
Meritor, Inc. (a)	29,600	619,824
Visteon Corp. (a)	9,003	623,188
		4,180,703
Distribution & Wholesale — 0.4%
Pool Corp.	2,817	942,399
SiteOne Landscape Supply, Inc. (a) (e)	12,995	1,584,740
Univar Solutions, Inc. (a)	11,434	193,006
		2,720,145
Entertainment — 0.6%
Cinemark Holdings, Inc. (e)	22,824	228,240
DraftKings, Inc. Class A (a) (e)	12,000	706,080
Madison Square Garden Sports Corp. (a)	2,054	309,086
Marriott Vacations Worldwide Corp.	5,023	456,139
Vail Resorts, Inc.	14,822	3,171,463
		4,871,008
Food Services — 0.1%
Compass Group PLC	54,254	814,415
Home Builders — 0.5%
Cavco Industries, Inc. (a)	5,823	1,049,945
Horizon Global Corp. (a)	47,001	270,256
LCI Industries	5,963	633,807
Meritage Home Corp. (a)	6,703	739,944
Skyline Champion Corp. (a)	15,022	402,139

	Number of Shares	Value
TRI Pointe Group, Inc. (a)	21,131	$383,317
		3,479,408
Home Furnishing — 0.1%
Tempur Sealy International, Inc. (a)	5,920	528,005
Housewares — 0.2%
The Toro Co.	14,349	1,204,599
Leisure Time — 0.1%
Drive Shack, Inc. (a) (e)	34,510	38,651
Planet Fitness, Inc. Class A (a)	18,180	1,120,252
		1,158,903
Lodging — 0.6%
Hilton Worldwide Holdings, Inc.	25,000	2,133,000
Marriott International, Inc. Class A	9,000	833,220
MGM Resorts International	87,000	1,892,250
		4,858,470
Retail — 4.7%
A Place for Rover, Inc. (Acquired 5/25/18, Cost $7,426) (a) (b) (c) (d)	1,096	6,313
Aspen Aerogels, Inc. (a)	5,093	55,768
Beacon Roofing Supply, Inc. (a)	22,509	699,355
BJ’s Restaurants, Inc.	26,916	792,407
Burlington Stores, Inc. (a)	27,894	5,748,674
Cannae Holdings, Inc. (a)	13,363	497,905
CarMax, Inc. (a)	6,000	551,460
Casey’s General Stores, Inc.	14,000	2,487,100
Chipotle Mexican Grill, Inc. (a)	1,182	1,470,065
Chuy’s Holdings, Inc. (a)	19,307	378,031
Denny’s Corp. (a)	19,637	196,370
Dollar General Corp.	15,000	3,144,300
Dollar Tree, Inc. (a)	20,000	1,826,800
Domino’s Pizza, Inc.	500	212,640
Dunkin’ Brands Group, Inc.	25,615	2,098,125
Express, Inc. (a) (e)	14,559	8,881
Fiesta Restaurant Group, Inc. (a)	26,811	251,219
Five Below, Inc. (a)	6,015	763,905
Framebridge Future Contingency Payments (Acquired 5/19/20, Cost $36,863) (a) (b) (c) (d)	36,863	14,819
Lululemon Athletica, Inc. (a)	1,000	329,370
Lumber Liquidators Holdings, Inc. (a)	26,016	573,653
The Michaels Cos., Inc. (a) (e)	38,118	368,029
Nordstrom, Inc. (e)	40,854	486,980
O’Reilly Automotive, Inc. (a)	4,000	1,844,320
Ollie’s Bargain Outlet Holdings, Inc. (a)	21,764	1,901,085
Papa John’s International, Inc.	20,517	1,688,139
Red Robin Gourmet Burgers, Inc. (a)	19,099	251,343

The accompanying notes are an integral part of the financial statements.

95

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
RH (a) (e)	6,323	$2,419,306
Ross Stores, Inc.	10,000	933,200
Rush Enterprises, Inc. Class A	13,539	684,261
Sportsman’s Warehouse Holdings, Inc. (a)	48,231	690,186
Tiffany & Co.	2,783	322,411
Ulta Beauty, Inc. (a)	3,000	671,940
Vroom, Inc. (a)	3,751	194,227
The Wendy’s Co.	6,355	141,685
Winmark Corp.	3,001	516,712
		35,220,984
Textiles — 0.1%
Culp, Inc.	3,092	38,403
JG Boswell Co.	36	19,629
Mohawk Industries, Inc. (a)	3,053	297,942
UniFirst Corp.	917	173,652
		529,626
		67,760,970
Consumer, Non-cyclical — 29.3%
Agriculture — 0.8%
Archer-Daniels-Midland Co.	12,392	576,104
Bunge Ltd.	109,147	4,988,018
Pax Labs, Inc., Class A (Acquired 4/18/19, Cost $218,578) (a) (b) (c) (d)	58,048	109,966
Sanderson Farms, Inc.	4,200	495,474
		6,169,562
Beverages — 0.8%
The Boston Beer Co., Inc. Class A (a)	4,584	4,049,322
Carlsberg A/S Class B	8,912	1,200,002
Coca-Cola Consolidated, Inc.	1,586	381,718
		5,631,042
Biotechnology — 5.3%
Abcam PLC	45,060	712,162
ACADIA Pharmaceuticals, Inc. (a) (e)	21,473	885,761
Acceleron Pharma, Inc. (a)	12,360	1,390,871
ADC Therapeutics SA (a) (e)	1,371	45,229
Adverum Biotechnologies, Inc. (a)	1,533	15,790
Akero Therapeutics, Inc. (a)	1,030	31,714
Allogene Therapeutics, Inc. (a)	6,608	249,188
Alnylam Pharmaceuticals, Inc. (a)	12,970	1,888,432
Annexon, Inc. (a)	2,155	65,146
Apellis Pharmaceuticals, Inc. (a)	6,173	186,239
Arcturus Therapeutics Holdings, Inc. (a)	1,000	42,900
Arcutis Biotherapeutics, Inc. (a)	2,865	83,945
Ardelyx, Inc. (a)	4,480	23,520
Argenx SE ADR (a)	12,116	3,180,692

	Number of Shares	Value
Ascendis Pharma A/S ADR (a)	15,792	$2,437,021
Assembly Biosciences, Inc. (a)	1,297	21,323
Avidity Biosciences, Inc. (a)	3,234	91,037
Avrobio, Inc. (a)	2,062	26,847
BeiGene Ltd. ADR (a)	1,147	328,547
Berkeley Lights, Inc. (a)	1,461	111,562
BioMarin Pharmaceutical, Inc. (a)	10,021	762,398
Bluebird Bio, Inc. (a)	1,488	80,278
Blueprint Medicines Corp. (a)	10,566	979,468
Cara Therapeutics, Inc. (a) (e)	13,750	174,969
Corteva, Inc.	73,265	2,110,765
CRISPR Therapeutics AG (a)	2,325	194,463
CureVac NV (a)	2,949	137,276
Deciphera Pharmaceuticals, Inc. (a)	1,726	88,544
Denali Therapeutics, Inc. (a)	6,373	228,345
Dicerna Pharmaceuticals, Inc. (a)	4,906	88,259
Epizyme, Inc. (a)	2,503	29,861
Exact Sciences Corp. (a) (e)	38,550	3,930,172
Exelixis, Inc. (a)	22,835	558,316
Fate Therapeutics, Inc. (a)	2,767	110,597
FibroGen, Inc. (a)	4,676	192,277
Generation Bio Co., (a)	4,619	142,773
Generation Bio Co., Lockup shares (Acquired 1/09/20, Cost $94,489) (a) (c) (d)	9,566	280,901
Guardant Health, Inc. (a)	1,313	146,767
Homology Medicines, Inc. (a)	8,080	86,456
IGM Biosciences, Inc. (a)	3,238	238,997
Incyte Corp. (a)	36,565	3,281,343
Insmed, Inc. (a)	29,260	940,416
Ionis Pharmaceuticals, Inc. (a)	28,552	1,354,792
Iovance Biotherapeutics, Inc. (a)	12,039	396,324
Karuna Therapeutics, Inc. (a) (e)	1,343	103,841
Karyopharm Therapeutics, Inc. (a)	1,472	21,491
Kodiak Sciences, Inc. (a) (e)	13,732	813,072
Krystal Biotech, Inc. (a)	709	30,522
Legend Biotech Corp. ADR (a)	1,673	51,646
MeiraGTx Holdings PLC (a)	1,997	26,440
Mersana Therapeutics, Inc. (a)	2,500	46,550
Mirati Therapeutics, Inc. (a)	1,924	319,480
MorphoSys AG (a)	318	40,392
Nkarta, Inc. (a)	1,800	54,108
Orchard Therapeutics PLC (a)	14,086	57,893
PTC Therapeutics, Inc. (a)	4,935	230,711
Radius Health, Inc. (a)	29,876	338,794
RAPT Therapeutics, Inc. (a)	7,815	251,643
Relay Therapeutics, Inc. (a)	1,422	60,563
Rocket Pharmaceuticals, Inc. (a) (e)	4,857	111,031
Royalty Pharma PLC Class A	22,053	927,770

The accompanying notes are an integral part of the financial statements.

96

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sage Therapeutics, Inc. (a)	3,517	$214,959
Scholar Rock Holding Corp. (a) (e)	9,961	176,210
Seagen, Inc.	19,616	3,838,655
Translate Bio, Inc. (a) (e)	3,607	49,091
Turning Point Therapeutics, Inc. (a)	5,817	508,173
Ultragenyx Pharmaceutical, Inc. (a)	19,832	1,629,992
WaVe Life Sciences Ltd. (a)	235	1,995
Xencor, Inc. (a)	19,439	754,039
Zai Lab Ltd. ADR (a)	1,539	127,999
Zentalis Pharmaceuticals, Inc. (a)	3,287	107,452
Zymeworks, Inc. (a)	1,761	82,027
		39,329,222
Commercial Services — 6.9%
Aaron’s, Inc.	34,816	1,972,326
ADT, Inc.	42,232	345,035
Altus Group Ltd.	8,125	337,619
American Public Education, Inc. (a)	6,749	190,254
Avalara, Inc. (a)	9,977	1,270,471
Booz Allen Hamilton Holding Corp.	43,557	3,614,360
Bright Horizons Family Solutions, Inc. (a)	22,085	3,357,803
The Brink’s Co.	12,360	507,872
Cintas Corp.	3,454	1,149,595
CoStar Group, Inc. (a)	6,565	5,570,468
Cross Country Healthcare, Inc. (a)	14,712	95,481
Dun & Bradstreet Holdings, Inc. (a)	25,000	641,500
Equifax, Inc.	11,000	1,725,900
Euronet Worldwide, Inc. (a)	4,800	437,280
Evo Payments, Inc. Class A (a)	2,084	51,787
FleetCor Technologies, Inc. (a)	9,000	2,142,900
FTI Consulting, Inc. (a)	8,475	898,096
Gartner, Inc. (a)	5,000	624,750
Global Payments, Inc.	9,000	1,598,220
Green Dot Corp. Class A (a)	15,508	784,860
HMS Holdings Corp. (a)	17,236	412,802
IHS Markit Ltd.	17,000	1,334,670
Korn Ferry	9,041	262,189
MarketAxess Holdings, Inc.	3,040	1,464,034
Monro, Inc.	20,398	827,547
Paylocity Holding Corp. (a)	23,113	3,730,901
Perdoceo Education Corp. (a)	21,336	261,153
Rentokil Initial PLC (a)	357,224	2,458,505
Rollins, Inc. (e)	20,613	1,117,019
SEACOR Marine Holdings Inc. (a)	43,880	89,076
StoneCo Ltd. Class A (a)	52,284	2,765,301
Strategic Education, Inc.	22,966	2,100,700
TransUnion	51,408	4,324,955
Verisk Analytics, Inc.	13,000	2,409,030

	Number of Shares	Value
WEX, Inc. (a)	4,000	$555,880
		51,430,339
Cosmetics & Personal Care — 0.0%
JAND, Inc., Class A (Acquired 3/09/18, Cost $112,141) (a) (b) (c) (d)	7,135	175,026
Foods — 2.2%
BellRing Brands, Inc. Class A (a)	11,861	245,997
Cal-Maine Foods, Inc. (a)	15,493	594,466
Campbell Soup Co.	11,218	542,615
Flowers Foods, Inc.	174,594	4,247,872
Grocery Outlet Holding Corp. (a)	7,362	289,474
The Kraft Heinz Co.	47,075	1,409,896
The Kroger Co.	11,880	402,851
Nomad Foods Ltd. (a)	54,229	1,381,755
Post Holdings, Inc. (a)	15,412	1,325,432
The Simply Good Foods Co. (a)	17,941	395,599
Sprouts Farmers Market, Inc. (a)	30,000	627,900
Sysco Corp.	45,872	2,854,156
Tootsie Roll Industries, Inc. (e)	3,601	111,271
TreeHouse Foods, Inc. (a)	36,406	1,475,535
Utz Brands, Inc.	42,512	760,965
		16,665,784
Health Care – Products — 7.2%
Adaptive Biotechnologies Corp. (a)	12,645	614,926
Alcon, Inc. (a)	3,402	193,145
Alcon, Inc. (a)	20,000	1,139,000
Align Technology, Inc. (a)	2,000	654,720
AtriCure, Inc. (a)	8,795	350,921
Atrion Corp.	1,073	671,698
Avanos Medical, Inc. (a)	24,042	798,675
Avantor, Inc. (a)	81,000	1,821,690
Axonics Modulation Technologies, Inc. (a) (e)	2,830	144,443
Baxter International, Inc.	23,051	1,853,762
Bruker Corp.	73,903	2,937,644
CareDx, Inc. (a)	5,329	202,182
The Cooper Cos., Inc.	10,000	3,371,200
Dentsply Sirona, Inc.	70,464	3,081,391
Envista Holdings Corp. (a)	19,977	493,032
Hanger, Inc. (a)	25,508	403,537
Hologic, Inc. (a)	128,632	8,550,169
ICU Medical, Inc. (a)	7,978	1,458,059
IDEXX Laboratories, Inc. (a)	5,294	2,081,124
Inari Medical, Inc. (a)	1,734	119,681
iRhythm Technologies, Inc. (a)	4,900	1,166,739
Lantheus Holdings, Inc. (a)	12,129	153,675
Nevro Corp. (a)	13,434	1,871,356

The accompanying notes are an integral part of the financial statements.

97

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Novocure Ltd. (a)	1,911	$212,714
NuVasive, Inc. (a)	5,800	281,706
Patterson Cos., Inc. (e)	147,285	3,550,305
Penumbra, Inc. (a)	1,612	313,341
Quidel Corp. (a)	15,901	3,488,361
Repligen Corp. (a)	967	142,671
Sartorius Stedim Biotech	1,443	496,989
Shockwave Medical, Inc. (a) (e)	4,070	308,506
Teleflex, Inc.	13,670	4,653,541
Utah Medical Products, Inc.	2,330	186,097
West Pharmaceutical Services, Inc.	11,320	3,111,868
Zimmer Biomet Holdings, Inc.	21,127	2,876,230
		53,755,098
Health Care – Services — 2.7%
Acadia Healthcare Co., Inc. (a)	32,000	943,360
Accolade, Inc. (a)	3,343	129,942
Amedisys, Inc. (a)	4,378	1,035,091
Catalent, Inc. (a)	64,256	5,504,169
The Ensign Group, Inc.	10,479	597,932
Eurofins Scientific SE (a)	4,001	3,167,338
Flame Biosciences, Inc. (Acquired 9/28/20, Cost $28,106) (a) (b) (c) (d)	9,173	60,083
Molina Healthcare, Inc. (a)	10,840	1,984,154
The Pennant Group, Inc. (a)	19,667	758,359
PPD, Inc. (a)	17,000	628,830
The Providence Service Corp. (a)	4,700	436,677
Select Medical Holdings Corp. (a)	216,631	4,510,257
U.S. Physical Therapy, Inc.	5,386	467,936
		20,224,128
Household Products & Wares — 0.3%
Avery Dennison Corp.	12,000	1,534,080
Reynolds Consumer Products, Inc.	23,000	704,260
		2,238,340
Pharmaceuticals — 3.1%
Agios Pharmaceuticals, Inc. (a)	9,359	327,565
Alector, Inc. (a)	4,575	48,198
Alignment Healthcare Partners LP (Acquired 2/28/20, Cost $199,497) (a) (b) (c) (d)	16,462	199,496
Alkermes PLC (a)	119,597	1,981,722
Arvinas, Inc. (a)	1,950	46,039
Axsome Therapeutics, Inc. (a) (e)	1,038	73,957
Cardinal Health, Inc.	85,331	4,006,290
DexCom, Inc. (a)	6,841	2,820,065
Eidos Therapeutics, Inc. (a)	598	30,217
Elanco Animal Health, Inc. (a)	58,000	1,619,940
Enanta Pharmaceuticals, Inc. (a)	2,301	105,340
G1 Therapeutics, Inc. (a) (e)	5,031	58,108

	Number of Shares	Value
Global Blood Therapeutics, Inc. (a)	13,886	$765,674
GW Pharmaceuticals PLC ADR (a) (e)	777	75,641
Intellia Therapeutics, Inc. (a) (e)	4,085	81,210
Jazz Pharmaceuticals PLC (a)	5,067	722,504
Milestone Pharmaceuticals, Inc. (a)	1,346	9,853
Momenta Pharmaceuticals, Inc. (a)	10,531	552,667
MyoKardia, Inc. (a)	14,501	1,976,921
Neurocrine Biosciences, Inc. (a)	13,756	1,322,777
Odonate Therapeutics, Inc. (a)	1,660	22,294
Option Care Health, Inc. (a)	26,532	354,733
Perrigo Co. PLC	78,603	3,608,664
PRA Health Sciences, Inc. (a)	18,000	1,825,920
Reata Pharmaceuticals, Inc. Class A (a) (e)	2,928	285,246
Sarepta Therapeutics, Inc. (a)	1,679	235,782
TherapeuticsMD, Inc. (a) (e)	117,393	185,481
Tricida, Inc. (a)	6,735	61,019
uniQure NV (a)	1,397	51,451
		23,454,774
		219,073,315
Diversified — 0.2%
Holding Company – Diversified — 0.2%
Churchill Capital Corp. III Class A (a) (e)	61,000	625,250
CM Life Sciences, Inc. (a)	9,400	98,418
Conyers Park II Acquisition Corp. (a)	31,107	331,289
On Holding AG (Acquired 2/25/20, Cost $109,230) (a) (b) (c) (d)	12	129,636
Pershing Square Tontine Holdings Ltd. Class A (a)	24,000	544,560
Professional Holding Corp. Class A (a)	10,536	141,288
		1,870,441
Energy — 3.2%
Coal — 0.0%
Peabody Energy Corp.	103,934	239,048
Energy – Alternate Sources — 0.2%
NextEra Energy Partners LP	14,898	893,284
REX American Resources Corp. (a)	4,494	294,851
		1,188,135
Oil & Gas — 2.2%
Advantage Oil & Gas Ltd. (a) (e)	74,390	97,768
Apache Corp.	31,323	296,629
Canadian Natural Resources Ltd.	118,283	1,893,711
Concho Resources, Inc.	26,000	1,147,120
Contango Oil & Gas Co. (a)	41,962	56,229
Devon Energy Corp.	21,000	198,660
Diamondback Energy, Inc.	14,403	433,818

The accompanying notes are an integral part of the financial statements.

98

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Earthstone Energy, Inc. Class A (a)	3,154	$8,169
EQT Corp.	308,660	3,990,974
Equinor ASA	56,333	795,005
Hess Corp.	35,250	1,442,782
Imperial Oil Ltd. (e)	230,036	2,751,231
Kimbell Royalty Partners LP	21,933	134,011
Kosmos Energy Ltd.	28,590	27,892
Magnolia Oil & Gas Corp. Class A (a)	97,444	503,785
Matador Resources Co. (a)	27,145	224,218
Ovintiv, Inc.	100,668	821,451
Parsley Energy, Inc. Class A	30,342	284,001
Pioneer Natural Resources Co.	8,000	687,920
Seven Generations Energy Ltd. Class A (a)	113,063	304,830
Venture Global LNG, Inc., Series B (Acquired 3/08/18, Cost $33,220) (a) (b) (c) (d)	11	42,328
Venture Global LNG, Inc., Series C (Acquired 3/08/18, Cost $27,180) (a) (b) (c) (d)	9	34,632
WPX Energy, Inc. (a)	67,160	329,084
		16,506,248
Oil & Gas Services — 0.6%
ChampionX Corp. (a)	31,782	253,938
Dril-Quip, Inc. (a)	12,605	312,100
Enerflex Ltd.	42,508	147,487
Frank’s International NV (a)	340,646	524,595
Halliburton Co.	39,278	473,300
Liberty Oilfield Services, Inc. Class A	80,835	645,872
National Oilwell Varco, Inc.	70,538	639,074
NexTier Oilfield Solutions, Inc. (a)	137,492	254,360
Ranger Energy Services, Inc. (a)	12,951	33,802
Schlumberger NV	55,451	862,818
Thermon Group Holdings, Inc. (a)	26,456	297,101
		4,444,447
Pipelines — 0.2%
Equitrans Midstream Corp.	141,509	1,197,166
Plains GP Holdings LP Class A	23,396	142,482
		1,339,648
		23,717,526
Financial — 15.0%
Banks — 4.7%
American Business Bank (a)	4,618	104,829
Atlantic Capital Bancshares, Inc. (a)	16,750	190,112
BankUnited, Inc.	65,980	1,445,622
BOK Financial Corp.	4,546	234,164
Bridge Bancorp, Inc.	17,098	298,018
Burke & Herbert Bank & Trust Co.	98	158,760
Columbia Banking System, Inc.	33,492	798,784

	Number of Shares	Value
CrossFirst Bankshares, Inc. (a)	32,477	$282,225
Dogwood State Bank (Non-Voting) (Acquired 5/06/19, Cost $53,690) (a) (b) (c) (d)	5,369	28,187
Dogwood State Bank (Voting) (Acquired 5/06/19, Cost $26,370) (a) (b) (c) (d)	2,637	13,844
East West Bancorp, Inc.	22,059	722,212
Equity Bancshares, Inc. Class A (a)	9,959	154,364
Farmers & Merchants Bank of Long Beach/Long Beach CA	33	201,234
FB Financial Corp.	31,768	798,012
Fifth Third Bancorp	128,141	2,731,966
The First Bancshares, Inc.	19,055	399,583
First Hawaiian, Inc.	12,947	187,343
Glacier Bancorp, Inc.	14,283	457,770
HarborOne Bancorp, Inc. (a)	44,918	362,488
Heritage Commerce Corp.	49,161	327,166
Heritage Financial Corp.	23,676	435,402
Home BancShares, Inc.	103,433	1,568,044
Hope Bancorp, Inc.	28,296	214,625
Howard Bancorp, Inc. (a)	15,463	138,858
Independent Bank Corp.	4,455	233,353
Independent Bank Group, Inc.	9,949	439,547
John Marshall Bancorp, Inc. (a)	11,822	126,495
Kearny Financial Corp.	54,312	391,590
Live Oak Bancshares, Inc.	40,510	1,026,118
National Bank Holdings Corp. Class A	21,287	558,784
Northern Trust Corp.	33,863	2,640,298
Origin Bancorp, Inc.	22,057	471,138
PCSB Financial Corp.	12,629	152,432
Pinnacle Financial Partners, Inc.	32,483	1,156,070
Ponce de Leon Federal Bank (a)	13,022	114,854
Popular, Inc.	35,296	1,280,186
Preferred Bank	11,016	353,834
Professional Holding Corp., Class A Lockup Shares (Acquired 8/28/20, Cost $14,298) (a) (c) (d)	2,859	36,422
Prosperity Bancshares, Inc.	17,088	885,671
Provident Bancorp, Inc.	15,462	120,449
Sandy Spring Bancorp, Inc.	16,645	384,167
Seacoast Banking Corp. of Florida (a)	24,218	436,651
Signature Bank	10,134	841,021
South State Corp.	24,946	1,201,150
Southern First Bancshares, Inc. (a)	4,481	108,216
State Street Corp.	64,026	3,798,663
Sterling Bancorp, Inc.	27,414	82,516
SVB Financial Group (a)	1,075	258,666
Texas Capital Bancshares, Inc. (a)	10,868	338,321

The accompanying notes are an integral part of the financial statements.

99

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Towne Bank	34,613	$567,653
Walker & Dunlop, Inc.	3,447	182,691
Webster Financial Corp.	51,742	1,366,506
Westamerica Bancorp.	33,280	1,808,768
Western Alliance Bancorp	41,459	1,310,934
Wintrust Financial Corp.	4,834	193,602
		35,120,378
Diversified Financial Services — 2.2%
Afterpay Ltd. (a)	3,970	232,023
Ally Financial, Inc.	49,124	1,231,539
Apiture, Inc. (Acquired 7/01/20, Cost $87,167) (a) (b) (c) (d)	5,500	87,167
Assetmark Financial Holdings, Inc. (a)	3,176	69,046
Cboe Global Markets, Inc.	27,243	2,390,301
Columbia Financial, Inc. (a)	14,546	161,461
Encore Capital Group, Inc. (a)	12,276	473,731
Grasshopper Bancorp, Inc. (Acquired 5/02/19, Cost $83,390) (a) (b) (c) (d)	8,339	61,709
Hamilton Lane, Inc. Class A	1,297	83,773
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	26,688	1,128,102
Houlihan Lokey, Inc.	11,690	690,294
I3 Verticals, Inc. Class A (a)	13,732	346,733
Lazard Ltd. Class A	83,744	2,767,739
OTC Markets Group, Inc. Class A	5,568	165,649
PennyMac Financial Services, Inc.	45,865	2,665,674
PRA Group, Inc. (a)	17,643	704,838
Raymond James Financial, Inc.	8,000	582,080
SLM Corp.	26,500	214,385
Tradeweb Markets, Inc. Class A	27,000	1,566,000
Virtus Investment Partners, Inc.	3,508	486,384
		16,108,628
Holding Company – Diversified — 0.0%
NerdWallet, Inc., Class A (Acquired 3/18/20, Cost $120,540) (a) (b) (c) (d)	17,220	120,540
Insurance — 2.9%
Assurant, Inc.	17,669	2,143,426
Axis Capital Holdings Ltd.	40,238	1,772,081
Brighthouse Financial, Inc. (a)	47,104	1,267,568
Brown & Brown, Inc.	54,036	2,446,210
BRP Group, Inc. (a)	15,070	375,394
CNA Financial Corp.	56,935	1,707,481
Employers Holdings, Inc.	6,173	186,733
Essent Group Ltd.	14,066	520,583
GoHealth, Inc. Class A (a)	17,000	221,425
The Hanover Insurance Group, Inc.	5,360	499,445

	Number of Shares	Value
James River Group Holdings Ltd.	4,475	$199,272
Kemper Corp.	27,233	1,819,981
Lemonade, Inc. (a) (e)	1,670	83,032
Loews Corp.	84,454	2,934,776
Marsh & McLennan Cos., Inc.	12,376	1,419,527
Palomar Holdings, Inc. (a)	10,120	1,054,909
ProAssurance Corp.	18,620	291,217
Radian Group, Inc.	43,875	641,014
Safety Insurance Group, Inc.	7,560	522,320
Selective Insurance Group, Inc.	15,312	788,415
Selectquote, Inc. (a)	16,495	334,024
SelectQuote, Inc., Lockup Shares (Acquired 5/22/20, Cost $182,000) (a) (c) (d)	10,111	194,510
State Auto Financial Corp.	24,589	338,345
		21,761,688
Investment Companies — 0.4%
Groupe Bruxelles Lambert SA	23,281	2,098,342
StepStone Group, Inc. Class A (a)	30,046	799,524
		2,897,866
Private Equity — 0.2%
KKR & Co., Inc. Class A	43,000	1,476,620
Safeguard Scientifics, Inc.	9,684	53,068
		1,529,688
Real Estate — 0.8%
FirstService Corp.	26,766	3,530,168
Flagship Communities REIT (a) (d)	3,671	55,065
FRP Holdings, Inc. (a)	2,190	91,257
IQHQ, Inc. (Acquired 10/30/19-8/21/20, Cost $204,242) (a) (b) (c)	13,062	216,960
McGrath RentCorp	8,404	500,794
The St. Joe Co. (a) (e)	63,931	1,318,897
		5,713,141
Real Estate Investment Trusts (REITS) — 3.3%
Acadia Realty Trust	4,581	48,100
American Assets Trust, Inc.	9,136	220,086
American Campus Communities, Inc.	25,743	898,946
Blackstone Mortgage Trust, Inc. Class A	6,996	153,702
Capstead Mortgage Corp.	62,189	349,502
Cedar Realty Trust, Inc.	122,510	99,233
Community Healthcare Trust, Inc.	3,200	149,632
CubeSmart	23,599	762,484
Douglas Emmett, Inc.	5,159	129,491
EastGroup Properties, Inc.	13,666	1,767,424
Equity Commonwealth	42,082	1,120,644
Equity Residential	22,147	1,136,805

The accompanying notes are an integral part of the financial statements.

100

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Essential Properties Realty Trust, Inc.	7,293	$133,608
Federal Realty Investment Trust	4,108	301,691
First Industrial Realty Trust, Inc.	15,944	634,571
Healthcare Realty Trust, Inc.	20,955	631,165
JBG SMITH Properties	46,076	1,232,072
Kilroy Realty Corp.	1,043	54,194
Pebblebrook Hotel Trust	25,806	323,349
PennyMac Mortgage Investment Trust	32,669	524,991
PotlatchDeltic Corp.	13,876	584,180
PS Business Parks, Inc.	10,350	1,266,736
Rayonier, Inc.	112,759	2,981,348
Regency Centers Corp.	37,436	1,423,317
Rexford Industrial Realty, Inc.	15,300	700,128
Safehold, Inc.	4,757	295,410
Saul Centers, Inc.	14,849	394,686
Sunstone Hotel Investors, Inc.	57,453	456,177
Terreno Realty Corp.	20,692	1,133,094
Washington Real Estate Investment Trust	13,497	271,695
Weyerhaeuser Co.	167,682	4,782,291
		24,960,752
Savings & Loans — 0.5%
Capitol Federal Financial, Inc.	143,834	1,332,622
FS Bancorp, Inc.	2,924	119,884
Investors Bancorp, Inc.	31,022	225,220
Meridian Bancorp, Inc.	50,565	523,348
Pacific Premier Bancorp, Inc.	32,919	662,988
WSFS Financial Corp.	27,660	745,990
		3,610,052
		111,822,733
Industrial — 13.6%
Aerospace & Defense — 0.6%
Aerojet Rocketdyne Holdings, Inc. (a)	13,726	547,530
Kratos Defense & Security Solutions, Inc. (a)	21,630	417,026
L3 Harris Technologies, Inc.	6,000	1,019,040
Teledyne Technologies, Inc. (a)	6,626	2,055,452
Triumph Group, Inc.	56,898	370,406
		4,409,454
Building Materials — 1.3%
Armstrong World Industries, Inc.	23,059	1,586,690
Gibraltar Industries, Inc. (a)	13,134	855,549
JELD-WEN Holding, Inc. (a)	20,543	464,272
Lennox International, Inc.	4,362	1,189,125
Martin Marietta Materials, Inc.	3,000	706,080
PGT Innovations, Inc. (a)	17,960	314,659
SPX Corp. (a)	17,828	826,862
Stella-Jones, Inc.	10,442	353,674

	Number of Shares	Value
Summit Materials, Inc. Class A (a)	57,221	$946,435
Trex Co., Inc. (a)	7,466	534,565
UFP Industries, Inc.	14,625	826,459
Vulcan Materials Co.	9,602	1,301,455
		9,905,825
Commercial Services — 0.3%
Terminix Global Holdings, Inc.	54,000	2,153,520
ZenPayroll, Inc. (Acquired 8/18/20, Cost $5,837) (a) (b) (c) (d)	1,030	13,712
		2,167,232
Electrical Components & Equipment — 0.5%
Belden, Inc.	34,069	1,060,227
Insteel Industries, Inc.	10,822	202,371
Littelfuse, Inc.	8,235	1,460,395
Novanta, Inc. (a)	9,981	1,051,399
		3,774,392
Electronics — 2.7%
Agilent Technologies, Inc.	37,000	3,734,780
Allegion PLC	4,000	395,640
Amphenol Corp. Class A	8,000	866,160
API Group Corp. (a) (f)	21,837	310,740
Brady Corp. Class A	7,296	291,986
Fortive Corp.	29,000	2,210,090
Keysight Technologies, Inc. (a)	25,000	2,469,500
Knowles Corp. (a)	31,081	463,107
Mesa Laboratories, Inc.	2,243	571,427
National Instruments Corp.	107,857	3,850,495
Roper Technologies, Inc.	11,642	4,599,871
Stoneridge, Inc. (a)	10,100	185,537
		19,949,333
Engineering & Construction — 0.1%
Aegion Corp. (a)	43,417	613,482
Sarana Menara Nusantara Tbk PT	4,901,200	341,853
		955,335
Environmental Controls — 0.7%
Heritage-Crystal Clean, Inc. (a)	10,246	136,784
Stericycle, Inc. (a)	12,540	790,773
Tetra Tech, Inc.	4,626	441,783
Waste Connections, Inc.	38,434	3,989,449
		5,358,789
Hand & Machine Tools — 0.4%
Colfax Corp. (a)	50,000	1,568,000
MSA Safety, Inc.	9,024	1,210,750
		2,778,750
Machinery – Construction & Mining — 0.3%
BWX Technologies, Inc.	33,452	1,883,682

The accompanying notes are an integral part of the financial statements.

101

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Vertiv Holdings Co. (a)	16,259	$267,948
		2,151,630
Machinery – Diversified — 2.0%
AGCO Corp.	22,942	1,703,902
Alamo Group, Inc.	2,574	278,069
Cactus, Inc. Class A	23,620	453,268
Chart Industries, Inc. (a)	10,377	729,192
CIRCOR International, Inc. (a)	9,630	263,381
CNH Industrial NV (a)	99,813	775,707
Cognex Corp.	7,000	455,700
CSW Industrials, Inc.	5,935	458,479
Flowserve Corp.	9,486	258,873
Graco, Inc.	24,972	1,532,032
IDEX Corp.	15,000	2,736,150
Ingersoll Rand, Inc. (a)	110,427	3,931,201
Marel HF	24,175	116,943
Mueller Water Products, Inc. Class A	37,723	391,942
Xylem, Inc.	12,859	1,081,699
		15,166,538
Metal Fabricate & Hardware — 0.4%
AZZ, Inc.	12,108	413,125
Helios Technologies, Inc.	21,098	767,967
RBC Bearings, Inc. (a)	2,977	360,842
Rexnord Corp.	22,006	656,659
Strattec Security Corp.	5,100	101,490
The Timken Co.	3,668	198,879
Valmont Industries, Inc.	2,671	331,685
		2,830,647
Miscellaneous - Manufacturing — 1.3%
Enerpac Tool Group Corp.	47,640	896,108
ESCO Technologies, Inc.	17,574	1,415,762
Federal Signal Corp.	7,500	219,375
Haynes International, Inc.	9,808	167,619
Hillenbrand, Inc.	8,504	241,173
John Bean Technologies Corp.	10,844	996,455
Myers Industries, Inc.	18,035	238,603
Raven Industries, Inc.	3,765	81,023
Textron, Inc.	162,374	5,860,078
		10,116,196
Packaging & Containers — 0.9%
Ball Corp.	58,000	4,820,960
Packaging Corp. of America	6,000	654,300
Sealed Air Corp.	34,000	1,319,540
		6,794,800
Transportation — 2.1%
C.H. Robinson Worldwide, Inc.	28,718	2,934,692

	Number of Shares	Value
Expeditors International of Washington, Inc.	2,229	$201,769
International Seaways, Inc.	9,268	135,406
J.B. Hunt Transport Services, Inc.	31,903	4,031,901
Kansas City Southern	727	131,463
Kirby Corp. (a)	3,165	114,478
Knight-Swift Transportation Holdings, Inc.	20,951	852,706
Landstar System, Inc.	8,624	1,082,226
Matson, Inc.	30,574	1,225,712
Old Dominion Freight Line, Inc.	13,197	2,387,601
Ryder System, Inc.	23,612	997,371
Saia, Inc. (a)	3,300	416,262
SEACOR Holdings, Inc. (a)	18,392	534,839
Tidewater, Inc. (a)	66,415	445,645
US Xpress Enterprises, Inc. Class A (a)	21,385	176,640
		15,668,711
		102,027,632
Technology — 13.5%
Computers — 0.6%
Cognizant Technology Solutions Corp. Class A	15,008	1,041,855
Crowdstrike Holdings, Inc. Class A (a)	6,000	823,920
Cubic Corp.	24,146	1,404,573
Endava PLC Sponsored ADR (a)	6,061	382,752
Parsons Corp. (a)	16,359	548,681
		4,201,781
Semiconductors — 3.3%
Applied Materials, Inc.	32,419	1,927,310
CMC Materials, Inc.	2,629	375,448
CTS Corp.	20,694	455,889
Entegris, Inc.	62,080	4,615,027
Inphi Corp. (a)	7,672	861,182
KLA Corp.	3,000	581,220
Lattice Semiconductor Corp. (a)	58,400	1,691,264
Marvell Technology Group Ltd.	84,000	3,334,800
Maxim Integrated Products, Inc.	28,000	1,893,080
MaxLinear, Inc. (a)	14,930	346,973
Microchip Technology, Inc.	34,000	3,493,840
MKS Instruments, Inc.	1,615	176,406
Monolithic Power Systems, Inc.	600	167,766
Onto Innovation, Inc. (a)	5,185	154,409
Semtech Corp. (a)	8,547	452,649
Skyworks Solutions, Inc.	12,000	1,746,000
Xilinx, Inc.	21,000	2,189,040
		24,462,303

The accompanying notes are an integral part of the financial statements.

102

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 9.6%
Asana, Inc.	11,618	$334,598
Atlassian Corp. PLC Class A (a)	23,457	4,264,248
Bentley Systems, Inc. Class A (a)	3,000	94,200
Bill.com Holdings, Inc. (a)	13,180	1,322,086
Black Knight, Inc. (a)	50,249	4,374,176
Broadridge Financial Solutions, Inc.	6,000	792,000
Ceridian HCM Holding, Inc. (a)	71,929	5,944,932
Checkr, Inc. (Acquired 6/29/18-12/02/19, Cost $116,452) (a) (b) (c) (d)	5,148	126,075
Citrix Systems, Inc.	3,000	413,130
Clarivate PLC (a)	213,907	6,628,978
Cloudflare, Inc. Class A (a)	4,782	196,349
Computer Modelling Group Ltd.	28,296	109,652
Coupa Software, Inc. (a)	12,905	3,539,067
Covetrus, Inc. (a)	90,173	2,200,221
Databricks, Inc. (Acquired 7/24/20, Cost $16,140) (a) (b) (c) (d)	515	24,720
Datadog, Inc. Class A (a)	27,180	2,776,709
The Descartes Systems Group, Inc. (a) (e)	44,042	2,509,513
DocuSign, Inc. (a)	27,310	5,878,204
Duck Creek Technologies, Inc. (a)	9,891	449,348
Fiserv, Inc. (a)	6,000	618,300
Five9, Inc. (a)	26,315	3,412,529
HubSpot, Inc. (a)	9,293	2,715,693
JFrog Ltd. (a)	1,628	137,810
Megaport Ltd. (a) (e)	43,526	504,929
MSCI, Inc.	8,341	2,975,902
nCino, Inc. (a) (e)	5,506	438,718
nCino, Inc., Lockup Shares (Acquired 9/16/19, Cost $280,358) (a) (c) (d)	12,890	975,721
Oak Street Health, Inc. (a)	1,197	63,968
Outset Medical, Inc. (a)	3,066	153,300
Outset Medical, Inc., Lockup Shares (Acquired 8/20/18-1/28/20, Cost $49,999) (a) (c) (d)	2,787	132,383
PagerDuty, Inc. (a) (e)	6,682	181,149
Paycom Software, Inc. (a)	1,863	579,952
PDF Solutions, Inc. (a)	15,130	283,082
Phreesia, Inc. (a)	8,490	272,784
Procore Technologies, Inc. (Acquired 7/15/20, Cost $18,405) (a) (b) (c) (d)	924	41,580
Realf, Inc. (a)	13,724	791,051
Schrodinger, Inc. /United States (a) (e)	1,171	55,634

	Number of Shares	Value
ServiceTitan, Inc. (Acquired 11/09/18, Cost $12,280) (a) (b) (c) (d)	467	$15,783
Slack Technologies, Inc. Class A (a) (e)	15,000	402,900
Snowflake, Inc. Class A (a) (e)	600	150,600
Splunk, Inc. (a)	11,000	2,069,430
SS&C Technologies Holdings, Inc	27,900	1,688,508
Tanium, Inc., Class B (Acquired 9/24/20, Cost $30,277) (a) (b) (c) (d)	2,657	30,277
Toast Inc. (Acquired 9/14/18-3/27/19, Cost $26,707) (a) (b) (c) (d)	982	63,830
Twilio, Inc. Class A (a)	9,906	2,447,674
Veeva Systems, Inc. Class A (a)	21,036	5,915,113
Workiva, Inc. (a)	1,773	98,863
Xero Ltd. (a)	14,087	1,030,032
Zynga, Inc. Class A (a)	191,488	1,746,371
		71,972,072
		100,636,156
Utilities — 2.8%
Electric — 1.7%
CenterPoint Energy, Inc.	84,711	1,639,158
Eversource Energy	6,000	501,300
FirstEnergy Corp.	100,139	2,874,991
MGE Energy, Inc.	9,865	618,141
PG&E Corp. (a)	324,160	3,043,862
PNM Resources, Inc.	54,718	2,261,495
Sempra Energy	14,000	1,657,040
		12,595,987
Gas — 0.9%
Atmos Energy Corp.	7,000	669,130
Chesapeake Utilities Corp.	15,762	1,328,737
National Fuel Gas Co.	30,458	1,236,290
ONE Gas, Inc.	26,001	1,794,329
RGC Resources, Inc.	4,783	112,162
Southwest Gas Holdings, Inc.	22,483	1,418,677
		6,559,325
Water — 0.2%
California Water Service Group	15,050	653,922
Middlesex Water Co.	9,307	578,430
SJW Group	11,717	713,097
		1,945,449
		21,100,761

TOTAL COMMON STOCK (Cost $650,220,458)		720,072,143

The accompanying notes are an integral part of the financial statements.

103

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PREFERRED STOCK — 1.2%
Communications — 0.0%
Internet — 0.0%
Evolve Vacation Rental Network, Inc., Series 8 (Acquired 3/29/18, Cost $44,816) (a) (b) (c) (d)	5,266	$30,520
Evolve Vacation Rental Network, Inc., Series 9 (Acquired 5/29/20, Cost $20,111) (a) (b) (c) (d)	3,470	20,111
Minted, Inc., Series E (Acquired 10/30/18, Cost $113,257) (a) (b) (c) (d)	8,410	53,824
		104,455
Consumer, Cyclical — 0.3%
Apparel — 0.0%
Allbirds, Inc., Series A, (Acquired 10/10/18, Cost $44,527) (a) (b) (c) (d)	4,060	46,943
Allbirds, Inc., Series B, (Acquired 10/10/18, Cost $7,787)(a) (b) (c) (d)	710	8,209
Allbirds, Inc., Series C, (Acquired 10/09/18, Cost $74,796) (a) (b) (c) (d)	6,820	78,856
Allbirds, Inc., Series E, (Acquired 9/22/20, Cost $87,955) (a) (b) (c) (d)	7,607	87,955
Allbirds, Inc., Series Seed, (Acquired 10/10/18, Cost $23,963) (a) (b) (c) (d)	2,185	25,264
		247,227
Auto Manufacturers — 0.2%
Aurora Innovation, Inc., Series B, (Acquired 3/01/19, Cost $32,156) (a) (b) (c) (d)	3,480	32,156
Rivian Automotive, Inc., Series D, (Acquired 12/23/19, Cost $466,859) (a) (b) (c) (d)	43,453	673,087
Rivian Automotive, Inc., Series E (Acquired 7/10/20, Cost $194,539) (a) (b) (c) (d)	26,293	407,279
		1,112,522
Retail — 0.1%
1stdibs.com, Inc., Series D, (Acquired 2/07/19, Cost $143,936) (a) (b) (c) (d)	28,724	134,141
A Place for Rover, Inc., Series G, (Acquired 5/11/18, Cost $106,965) (a) (b) (c) (d)	14,208	81,838

	Number of Shares	Value
JAND, Inc., Series E, (Acquired 3/09/18, Cost $138,341) (a) (b) (c) (d)	8,802	$215,918
JAND, Inc., Series F, (Acquired 4/03/20, Cost $279,901) (a) (b) (c) (d)	14,359	352,235
OfferUp, Inc., Series F, (Acquired 7/01/20, Cost $9,217) (a) (b) (c) (d)	4,025	9,217
Rent the Runway, Inc., Series F, (Acquired 3/21/19, Cost $67,441) (a) (b) (c) (d)	3,017	44,473
Rent the Runway, Inc., Series G, (Acquired 4/30/20, Cost $40,744) (a) (b) (c) (d)	2,764	40,744
		878,566
		2,238,315
Consumer, Non-cyclical — 0.3%
Agriculture — 0.1%
Bunge Ltd.
4.875% (a)	4,829	474,449
Farmer’s Business Network, Inc., Series E, (Acquired 2/11/19, Cost $191,081) (a) (b) (c) (d)	8,198	270,998
Farmer’s Business Network, Inc., Series F, (Acquired 7/31/20, Cost $48,329) (a) (b) (c) (d)	5,211	172,258
		917,705
Biotechnology — 0.0%
Ginkgo Bioworks, Inc., Series E, (Acquired 7/30/19-9/09/19, Cost $88,178) (a) (b) (c) (d)	594	89,213
Insistro, Inc., Series B, (Acquired 5/21/20, Cost $34,456) (a) (b) (c) (d)	5,530	34,456
Kardium, Inc., Series D-5, (Acquired 11/29/18, Cost $29,906) (a) (b) (c) (d)	30,866	22,131
		145,800
Commercial Services — 0.1%
ZenPayroll, Inc., Series B (Acquired 8/18/20, Cost $20,633) (a) (b) (c) (d)	3,644	48,510
ZenPayroll, Inc., Series B-2 (Acquired 8/18/20, Cost $11,553) (a) (b) (c) (d)	6,804	90,578
ZenPayroll, Inc., Series C, (Acquired 7/16/18, Cost $84,209) (a) (b) (c) (d)	11,076	147,448

The accompanying notes are an integral part of the financial statements.

104

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
ZenPayroll, Inc., Series D, (Acquired 7/16/19, Cost $187,638) (a) (b) (c) (d)	14,095	$187,638
		474,174
Foods — 0.1%
Cava Group, Inc., Series E, (Acquired 6/23/20, Cost $314,000) (a) (b) (c) (d)	13,857	314,000
Roofoods, Ltd., Series G, (Acquired 5/16/19, Cost $21,731) (a) (b) (c) (d)	52	21,731
SweetGreen, Inc., Series G, (Acquired 2/27/18, Cost $35,793) (a) (b) (c) (d)	3,977	65,978
SweetGreen, Inc., Series I, (Acquired 9/13/19, Cost $67,408) (a) (b) (c) (d)	3,942	65,398
		467,107
Health Care – Products — 0.0%
Tempus Labs, Inc., Series D, (Acquired 3/16/18, Cost $21,326) (a) (b) (c) (d)	2,275	61,750
Tempus Labs, Inc., Series E, (Acquired 8/23/18, Cost $29,149) (a) (b) (c) (d)	1,741	48,543
Tempus Labs, Inc., Series F, (Acquired 4/30/19, Cost $17,059) (a) (b) (c) (d)	689	19,427
Tempus Labs, Inc., Series G, (Acquired 2/06/20, Cost $19,176) (a) (b) (c) (d)	500	14,190
		143,910
Health Care – Services — 0.0%
Caris Life Sciences, Inc. Series C, (Acquired 8/14/20, Cost $71,520) (a) (b) (c) (d)	45,403	125,312
Pharmaceuticals — 0.0%
HashiCorp, Inc., Series E, (Acquired 3/13/20, Cost $60,038) (a) (b) (c) (d)	1,038	60,038
Haul Hub, Inc., Series B, (Acquired 2/14/20, Cost $74,693) (a) (b) (c) (d)	5,123	74,693
		134,731
		2,408,739

	Number of Shares	Value
Financial — 0.1%
Diversified Financial Services — 0.1%
Convoy, Inc., Series C, (Acquired 9/14/18, Cost $127,740) (a) (b) (c) (d)	17,990	$180,253
Convoy, Inc., Series D, (Acquired 10/30/19, Cost $417,858) (a) (b) (c) (d)	30,861	309,215
Stash Financial, Inc., Series F, (Acquired 4/24/20, Cost $126,801) (a) (b) (c) (d)	5,060	126,801
		616,269
Insurance — 0.0%
Bright Health, Inc., Series E, (Acquired 9/16/20, Cost $150,478) (a) (b) (c) (d)	7,370	150,478
Go Maps, Inc., Series B-1, (Acquired 5/15/19, Cost $1,626) (a) (b) (c) (d)	755	9,665
		160,143
		776,412
Industrial — 0.2%
Electronics — 0.1%
Sartorius AG 0.290%	2,196	902,103
Machinery – Diversified — 0.1%
Xometry, Inc., Series A-2 (Acquired 7/20/20, Cost $9,969) (a) (b) (c) (d)	3,497	33,701
Xometry, Inc., Series B (Acquired 7/20/20, Cost $4,817) (a) (b) (c) (d)	1,200	11,564
Xometry, Inc., Series C (Acquired 7/20/20, Cost $3,151) (a) (b) (c) (d)	1,247	12,017
Xometry, Inc., Series D (Acquired 7/20/20, Cost $2,132) (a) (b) (c) (d)	968	9,329
Xometry, Inc., Series E (Acquired 7/20/20, Cost $39,981) (a) (b) (c) (d)	7,000	95,354
Xometry, Inc., Series Seed-1 (Acquired 9/04/20, Cost $15,928) (a) (b) (c) (d)	6,353	50,824
Xometry, Inc., Series Seed-2 (Acquired 9/04/20, Cost $7,008) (a) (b) (c) (d)	2,795	22,360
		235,149
		1,137,252

The accompanying notes are an integral part of the financial statements.

105

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Technology — 0.3%
Computers — 0.0%
Mesosphere, Inc., Series D (Acquired 5/04/18, Cost $72,584) (a) (b) (c) (d)	6,566	$42,661
Internet — 0.2%
Doximity, Inc., Series C (Acquired 3/22/18, Cost $7,616) (a) (b) (c) (d)	1,767	29,597
Toast, Inc., Series B (Acquired 9/14/18, Cost $3,409) (a) (b) (c) (d)	197	12,805
Toast, Inc., Series D (Acquired 6/27/18, Cost $215,697) (a) (b) (c) (d)	12,463	810,095
Toast, Inc., Series E (Acquired 3/27/19, Cost $80,643) (a) (b) (c) (d)	1,477	96,005
Toast, Inc., Series F (Acquired 2/14/20, Cost $85,991) (a) (b) (c) (d)	1,892	122,980
		1,071,482
Software — 0.1%
Checkr, Inc., Series C (Acquired 4/10/18, Cost $106,628) (a) (b) (c) (d)	7,811	191,291
Checkr, Inc., Series D (Acquired 9/06/19, Cost $308,786) (a) (b) (c) (d)	10,209	250,018
Databricks, Inc., Series F (Acquired 10/22/19, Cost $104,923) (a) (b) (c) (d)	2,443	117,264
DoorDash, Inc., Series H (Acquired 6/17/20, Cost $72,073) (a) (b) (c) (d)	314	72,073
JetClosing, Inc., Series A (Acquired 5/25/18, Cost $22,781) (a) (b) (c) (d)	11,678	16,853
JetClosing, Inc., Series B-1 (Acquired 7/13/20, Cost $11,994) (a) (b) (c) (d)	8,970	11,994
JetClosing, Inc., Series B-2 (Acquired 2/06/20, Cost $5,769) (a) (b) (c) (d)	5,185	6,933
Procore Technologies, Inc., Series B (Acquired 7/15/20, Cost $7,740) (a) (b) (c) (d)	616	27,720
Seismic Software, Inc., Series E (Acquired 12/13/18, Cost $117,981) (a) (b) (c) (d)	3,743	164,511
Seismic Software, Inc., Series F (Acquired 9/25/20, Cost $18,592) (a) (b) (c) (d)	423	18,592

	Number of Shares	Value
ServiceTitan, Inc., Series A-1 (Acquired 11/09/18, Cost $263) (a) (b) (c) (d)	10	$338
ServiceTitan, Inc., Series D (Acquired 11/09/18, Cost $124,743) (a) (b) (c) (d)	4,744	160,332
ServiceTitan, Inc., Series E (Acquired 4/23/20, Cost $7,435) (a) (b) (c) (d)	220	7,435
		1,045,354
		2,159,497

TOTAL PREFERRED STOCK (Cost $7,105,464)		8,824,670

TOTAL EQUITIES (Cost $657,325,922)		728,896,813
	Principal Amount
BONDS & NOTES — 0.1%
BANK LOANS — 0.0%
Internet — 0.0%
Uber Technologies, Inc., 2018 Term Loan, 1 mo. LIBOR + 4.000%
5.000% VRN 4/04/25	$43,988	43,587

TOTAL BANK LOANS (Cost $43,087)		43,587

CORPORATE DEBT — 0.1%
Investment Companies — 0.0%
Color Genomics, Inc., Promissory Note, (Acquired 1/13/20, Cost $55,121),
3.000% 6/30/21 (b) (c) (d)	55,121	55,121
Kronos Bio, Inc., Promissory Note
1.000% 2/20/22 (Acquired 8/20/20, Cost $34,414 (b) (c) (d)	34,414	34,414
		89,535
Oil & Gas Services — 0.1%
Weatherford International Ltd.
11.000% 12/01/24 (f)	599,000	359,400

TOTAL CORPORATE DEBT (Cost $510,591)		448,935

TOTAL BONDS & NOTES (Cost $553,678)		$492,522

The accompanying notes are an integral part of the financial statements.

106

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
RIGHTS — 0.0%
Consumer, Non-cyclical — 0.0%
Pharmaceuticals — 0.0%
Progenic Pharmaceuticals Inc. (Acquired 6/22/20, Cost $0) (a) (b) (c) (d)	25,104	$—

TOTAL RIGHTS (Cost $0)		—

WARRANTS — 0.0%
Consumer, Cyclical — 0.0%
Foods — 0.0%
Utz Brands, Inc., Expires 8/28/25 (a)	12,510	81,815
Diversified — 0.0%
Holding Company – Diversified — 0.0%
Pershing Square Tontine Holdings Ltd., Expires 7/24/25 (a)	2,666	19,115
Financial — 0.0%
Banks — 0.0%
Dogwood State Bank, Expires 5/01/24 (Acquired 5/06/19, Cost $0) (a) (b) (c) (d)	800	—
Diversified Financial Services — 0.0%
Grasshopper Bancorp, Inc., Expires 12/31/99, (Acquired 10/15/18, Cost $0) (a) (b) (c) (d)	1,432	3,953
		3,953
TOTAL WARRANTS (Cost $93,388)		104,883

MUTUAL FUNDS — 0.4%
Diversified Financial Services — 0.4%
State Street Navigator Securities Lending Prime Portfolio (g)	2,672,853	2,672,853

TOTAL MUTUAL FUNDS (Cost $2,672,853)		2,672,853

TOTAL LONG-TERM INVESTMENTS (Cost $660,645,841)		732,167,071

SHORT-TERM INVESTMENTS — 2.4%
Mutual Fund — 2.3%
T. Rowe Price Government Reserve Investment Fund	16,930,123	16,930,123

	Principal Amount	Value
Repurchase Agreement — 0.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (h)	$1,001,114	$1,001,114

TOTAL SHORT-TERM INVESTMENTS (Cost $17,931,237)		17,931,237

TOTAL INVESTMENTS — 100.4% (Cost $678,577,078) (i)		750,098,308

Other Assets/(Liabilities) — (0.4)%		(2,780,456)

NET ASSETS — 100.0%		$747,317,852

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Investment was valued using significant unobservable inputs.
(c)

Restricted security. Certain securities are restricted as to resale. At September 30, 2020, these securities amounted to a value of $11,640,200 or 1.56% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2020, these securities amounted to a value of $11,478,305 or 1.54% of net assets.

(e)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $17,219,114 or 2.30% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $15,006,134 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(f)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2020, the aggregate market value of these securities amounted to $670,140 or 0.09% of net assets.

(g)	Represents investment of security lending cash collateral. (Note 2).
(h)

Maturity value of $1,001,114. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $1,021,172.

(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

107

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund – Portfolio of Investments
September 30, 2020

	Principal Amount	Value
BONDS & NOTES — 98.6%
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 9.5%
Collateralized Mortgage Obligations — 4.0%
Government National Mortgage Association
Series 2016-121, Class JF, 1 mo. USD LIBOR + .400% 0.556% FRN 9/20/46	$336,488	$338,816
Series 2019-78, Class FB, 0.556% 6/20/49	216,013	217,311
Series 2019-112, Class GF, 1 mo. USD LIBOR + .430% 0.586% FRN 9/20/49	233,403	234,620
Series 2019-103, Class CF, 1 mo. USD LIBOR + .450% 0.606% FRN 8/20/49	323,233	326,121
Series 2019-111, Class FB, 1 mo. USD LIBOR + .450% 0.606% FRN 9/20/49	158,191	159,527
Series 2019-125, Class DF, 1 mo. USD LIBOR + .450% 0.606% FRN 10/20/49	263,505	265,911
Series 2020-7, Class KE, 2.500% 1/20/50	733,493	763,174
3.000% 6/20/32	368,741	389,368
		2,694,848
Pass-Through Securities — 5.5%
Government National Mortgage Association II
Pool #MA6381 3.000% 1/20/35	403,003	425,420
Pool #MA6464 3.000% 2/20/50	865,276	887,832
Pool #MA6531 3.000% 3/20/50	436,721	448,105
Pool #BQ0937 3.500% 9/20/49	119,018	128,328
Pool #BQ7205 3.500% 10/20/49	107,776	120,140
Pool #BS37G2 3.500% 1/20/50	256,649	276,820
Pool #BS3771 3.500% 2/20/50	197,369	212,758
Pool #MA4588 4.500% 7/20/47	316,183	344,527
Pool #MA4781 5.000% 10/20/47	141,489	156,451
Pool #MA4840 5.000% 11/20/47	106,901	118,205
Pool #MA5653 5.000% 12/20/48	483,212	525,097
Pool #MA5820 5.500% 3/20/49	53,003	58,813
		3,702,496

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $6,312,298)		6,397,344

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 89.1%
U.S. Treasury Bonds & Notes — 89.1%
U.S. Treasury Bond
1.125% 8/15/40	$1,870,000	$1,838,719
1.250% 5/15/50	2,070,000	1,967,551
1.375% 8/15/50	1,370,000	1,344,470
2.000% 2/15/50	4,050,000	4,592,913
2.250% 8/15/46	2,505,000	2,963,797
2.250% 8/15/49	1,700,000	2,026,715
2.375% 11/15/49	1,500,000	1,835,960
2.500% 2/15/46	600,000	742,127
2.500% 5/15/46	3,925,000	4,857,553
2.750% 8/15/47	1,895,000	2,464,680
2.750% 11/15/47	2,660,000	3,463,628
2.875% 11/15/46	1,700,000	2,251,309
3.000% 2/15/47	1,210,000	1,640,110
3.000% 5/15/47	1,200,000	1,628,734
3.000% 2/15/48	1,400,000	1,906,379
3.000% 8/15/48	1,600,000	2,185,082
3.000% 2/15/49	1,700,000	2,329,195
3.125% 5/15/48 (a)	4,125,000	5,746,840
3.375% 11/15/48	1,650,000	2,406,325
4.375% 5/15/41	1,100,000	1,743,390
4.500% 2/15/36	683,000	1,034,571
U.S. Treasury Note
0.625% 8/15/30	200,000	199,008
1.125% 5/15/40	1,675,000	1,652,261
1.500% 2/15/30	4,615,000	4,981,381
2.875% 5/15/49	1,700,000	2,281,387
		60,084,085

TOTAL U.S. TREASURY OBLIGATIONS (Cost $53,353,953)		60,084,085

TOTAL BONDS & NOTES (Cost $59,666,251)		66,481,429

TOTAL LONG-TERM INVESTMENTS (Cost $59,666,251)		66,481,429
	Number of Shares
SHORT-TERM INVESTMENTS — 1.5%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	102	102

The accompanying notes are an integral part of the financial statements.

108

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Repurchase Agreement — 1.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (b)	$1,013,944	$1,013,944

TOTAL SHORT-TERM INVESTMENTS (Cost $1,014,046)		1,014,046

TOTAL INVESTMENTS — 100.1% (Cost $60,680,297) (c)		67,495,475

Other Assets/(Liabilities) — (0.1)%		(87,482)

NET ASSETS — 100.0%		$67,407,993

Abbreviation Legend

FRN	Floating Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(b)

Maturity value of $1,013,944. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $1,034,299.

(c)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Long Bond	12/21/20	280	$49,779,148	$(420,398)
Short
U.S. Treasury Note 10 Year	12/21/20	6	$(836,711)	$(477)
U.S. Treasury Ultra 10 Year	12/21/20	210	(33,514,391)	(69,203)
U.S. Treasury Ultra Bond	12/21/20	37	(8,266,557)	59,494
U.S. Treasury Note 2 Year	12/31/20	16	(3,534,634)	(741)
U.S. Treasury Note 5 Year	12/31/20	5	(629,954)	(202)
				$(11,129)

The accompanying notes are an integral part of the financial statements.

109

MM Select Equity Asset Fund and Mass Mutual Select T. Rowe Price Funds – Financial Statements
Statements of Assets and Liabilities September 30, 2020

	MM Select Equity Asset Fund	MassMutual Select T. Rowe Price Bond Asset Fund
Assets:
Investments, at value (Note 2) (a)	$413,423,248	$701,380,813
Repurchase agreements, at value (Note 2) (b)	7,623,292	—
Other short-term investments, at value (Note 2) (c)	—	68,433,049
Total investments (d)	421,046,540	769,813,862
Cash	3,033	961,384
Foreign currency, at value (e)	—	410,676
Receivables from:
Investments sold
Regular delivery	752,648	1,478,207
Delayed delivery	—	4,029,457
Open forward contracts (Note 2)	—	1,758,771
Fund shares sold	2,202,987	101,586
Collateral pledged for open futures contracts (Note 2)	561,682	—
Investment adviser (Note 3)	—	54,594
Variation margin on open derivative instruments (Note 2)	42,713	32,577
Interest and dividends	400,198	4,065,717
Interest tax reclaim	—	20,031
Foreign taxes withheld	447,928	—
Open swap agreements, at value (Note 2)	—	62,364
Total assets	425,457,729	782,789,226
Liabilities:
Payables for:
Investments purchased
Regular delivery	865,116	1,435,610
Delayed delivery	—	27,790,118
Closed swap agreements, at value	—	64,142
Open forward contracts (Note 2)	—	1,129,129
Fund shares repurchased	1,201,264	593,093
Collateral held for securities on loan (Note 2) (f)	99,346	—
Open swap agreements, at value (Note 2)	—	199,177
Trustees’ fees and expenses (Note 3)	45,344	22,232
Variation margin on open derivative instruments (Note 2)	—	497,034
Affiliates (Note 3):
Investment advisory fees	61,839	—
Administration fees	4,653	16,192
Accrued expense and other liabilities	96,579	127,608
Total liabilities	2,374,141	31,874,335
Net assets	$423,083,588	$750,914,891
Net assets consist of:
Paid-in capital	$301,476,083	$711,324,928
Accumulated Gain (Loss)	121,607,505	39,589,963
Net assets	$423,083,588	$750,914,891

(a)	Cost of investments:	$338,264,837	$677,904,309
(b)	Cost of repurchase agreements:	$7,623,292	$—
(c)	Cost of other short-term investments:	$—	$68,437,141
(d)	Securities on loan with market value of:	$115,746	$—
(e)	Cost of foreign currency:	$—	$410,406
(f)	Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

110

MassMutual Select T. Rowe Price Emerging Markets Bond Fund	MassMutual Select T. Rowe Price Large Cap Blend Fund	MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	MassMutual Select T. Rowe Price Real Assets Fund	MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund

$104,556,005	$1,769,385,473	$173,799,989	$98,303,144	$732,167,071	$66,481,429
924,019	1,000,000	994,774	901,417	1,001,114	1,013,944
2,807,160	14,221,483	15,622,001	1,681,260	16,930,123	102
108,287,184	1,784,606,956	190,416,764	100,885,821	750,098,308	67,495,475
243,713	786	212	97,455	1,921	—
284,335	—	586	118,375	18,600	—

686,249	4,931,245	—	122,336	1,459,389	—
—	—	7,327,716	—	—	—
14,382	—	57,956	15,063	—	—
18,296	73,249	124,437	7,797	56,326	8,217
—	—	—	—	—	—
15,467	70,182	17,301	16,360	49,536	9,856
2,608	—	46,917	1,958	—	—
1,305,531	928,462	274,218	262,735	612,672	318,575
—	—	—	—	—	—
—	44,021	—	20,902	38,058	—
—	—	868	—	—	—
110,857,765	1,790,654,901	198,266,975	101,548,802	752,334,810	67,832,123

474,976	10,419,135	—	126,257	1,746,482	206,300
199,996	—	11,037,718	—	—	—
—	—	—	—	—	—
6,711	—	44,286	—	—	—
94,210	959,874	153,007	65,084	470,280	76,986
—	6,411,455	—	1,716,365	2,672,853	—
32,943	—	531,027	—	—	—
3,444	42,239	5,810	2,756	20,889	4,753
9,617	—	—	—	—	87,901

—	—	—	—	—	—
5,141	7,445	6,375	3,784	4,452	2,422
52,210	98,121	48,064	49,171	102,002	45,768
879,248	17,938,269	11,826,287	1,963,417	5,016,958	424,130
$109,978,517	$1,772,716,632	$186,440,688	$99,585,385	$747,317,852	$67,407,993

$112,478,862	$1,458,256,920	$177,873,916	$102,041,682	$645,072,657	$33,288,087
(2,500,345)	314,459,712	8,566,772	(2,456,297)	102,245,195	34,119,906
$109,978,517	$1,772,716,632	$186,440,688	$99,585,385	$747,317,852	$67,407,993

$107,479,832	$1,440,784,908	$169,178,563	$97,334,977	$660,645,841	$59,666,251
$924,019	$1,000,000	$994,774	$901,417	$1,001,114	$1,013,944
$2,806,798	$14,221,483	$15,619,909	$1,681,258	$16,930,123	$102
$—	$8,943,030	$—	$4,378,927	$17,219,114	$—
$284,427	$—	$589	$117,738	$18,502	$—

The accompanying notes are an integral part of the financial statements.

111

MM Select Equity Asset Fund and Mass Mutual Select T. Rowe Price Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2020

	MM Select Equity Asset Fund	MassMutual Select T. Rowe Price Bond Asset Fund
Class I shares:
Net assets	$423,083,588	$750,914,891
Shares outstanding (a)	48,111,249	70,475,752
Net asset value, offering price and redemption price per share	$8.79	$10.65

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

112

MassMutual Select T. Rowe Price Emerging Markets Bond Fund	MassMutual Select T. Rowe Price Large Cap Blend Fund	MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	MassMutual Select T. Rowe Price Real Assets Fund	MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund

$109,978,517	$1,772,716,632	$186,440,688	$99,585,385	$747,317,852	$67,407,993
11,577,676	136,335,432	17,517,768	10,131,412	60,203,313	5,158,170
$9.50	$13.00	$10.64	$9.83	$12.41	$13.07

The accompanying notes are an integral part of the financial statements.

113

MM Select Equity Asset Fund and Mass Mutual Select T. Rowe Price Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2020

	MM Select Equity Asset Fund	MassMutual Select T. Rowe Price Bond Asset Fund
Investment income (Note 2):
Dividends (a)	$7,388,293	$—
Interest (b)	30,053	17,888,158
Securities lending net income	2,230	1,565
Total investment income	7,420,576	17,889,723
Expenses (Note 3):
Investment advisory fees	777,617	2,495,190
Custody fees	64,683	283,925
Audit fees	43,198	41,786
Legal fees	12,247	23,434
Proxy fees	1,222	1,222
Accounting & Administration fees	43,485	111,667
Shareholder reporting fees	61,199	35,076
Trustees’ fees	22,315	31,818
Registration and filing fees	103	11,397
Transfer agent fees	2,978	2,905
Total expenses	1,029,047	3,038,420
Expenses waived (Note 3):
Class I fees reimbursed by adviser	—	(820,473)
Net expenses:	1,029,047	2,217,947
Net investment income (loss)	6,391,529	15,671,776
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	44,233,329	8,203,236
Futures contracts	26,429	4,255,117
Written options	—	(8,964)
Swap agreements	—	(2,188,066)
Foreign currency transactions	(237)	14,042
Forward contracts	—	(2,071,065)
Net realized gain (loss)	44,259,521	8,204,300
Net change in unrealized appreciation (depreciation) on:
Investment transactions	25,816,222	2,706,556 *
Futures contracts	141,641	121,242
Written options	—	—
Swap agreements	—	(150,806)
Translation of assets and liabilities in foreign currencies	33,791	75,151
Forward contracts	—	(1,220,731)
Net change in unrealized appreciation (depreciation)	25,991,654	1,531,412
Net realized gain (loss) and change in unrealized appreciation (depreciation)	70,251,175	9,735,712
Net increase (decrease) in net assets resulting from operations	$76,642,704	$25,407,488

(a)	Net of foreign withholding tax of:	$8,725	$—
(b)	Net of foreign withholding tax of:	$—	$62,403
*	Net of net increase (decrease) in accrued foreign capital gains tax of:	$—	$(18,300)

The accompanying notes are an integral part of the financial statements.

114

MassMutual Select T. Rowe Price Emerging Markets Bond Fund	MassMutual Select T. Rowe Price Large Cap Blend Fund	MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	MassMutual Select T. Rowe Price Real Assets Fund	MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund

$—	$19,402,468	$—	$2,473,872	$7,238,185	$—
6,392,850	105,964	3,073,873	39,342	249,338	2,090,090
1,820	125,995	1,578	14,741	122,243	2,905
6,394,670	19,634,427	3,075,451	2,527,955	7,609,766	2,092,995

650,806	6,993,510	531,391	457,549	3,749,378	269,258
66,454	181,968	48,952	69,833	264,785	42,356
42,745	41,359	40,605	39,322	34,805	40,786
3,815	56,069	7,075	3,004	27,182	3,697
1,222	1,222	1,222	1,222	1,222	1,222
30,768	49,158	34,491	21,855	29,541	14,824
17,110	41,992	18,607	13,764	27,420	17,935
5,166	66,232	9,123	4,132	31,949	5,514
2,319	30,341	7,747	2,227	14,447	198
2,907	2,905	2,907	2,907	2,907	2,907
823,312	7,464,756	702,120	615,815	4,183,636	398,697

(190,584)	(1,048,142)	(460,579)	(172,792)	(546,180)	(272,483)
632,728	6,416,614	241,541	443,023	3,637,456	126,214
5,761,942	13,217,813	2,833,910	2,084,932	3,972,310	1,966,781

(4,302,064)	14,306,433	2,406,118	(3,309,621)	34,696,147	29,602,728
317,933	—	349,754	377,788	—	(1,186,367)
15,623	—	(133,526)	—	—	(75,338)
135,250	—	(60,893)	(25,468)	—	—
586	1,827	4	(70,911)	9,992	—
500,175	—	13,019	(114,828)	—	—
(3,332,497)	14,308,260	2,574,476	(3,143,040)	34,706,139	28,341,023

(1,173,583)*	203,128,275	3,182,240	(365,046)	36,028,240	(12,855,944)
108,368	—	146,194	(12,240)	—	(416,061)
—	—	5,077	—	—	(5,188)
10,132	—	(243,752)	—	—	—
(3,151)	1,835	128	(101)	2,056	—
(70,839)	—	13,670	15,063	—	—
(1,129,073)	203,130,110	3,103,557	(362,324)	36,030,296	(13,277,193)
(4,461,570)	217,438,370	5,678,033	(3,505,364)	70,736,435	15,063,830
$1,300,372	$230,656,183	$8,511,943	$(1,420,432)	$74,708,745	$17,030,611

$—	$162,273	$—	$106,095	$89,169	$—
$8,557	$—	$506	$—	$—	$—
$2,427	$—	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

115

MM Select Equity Asset Fund and Mass Mutual Select T. Rowe Price Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MM Select Equity Asset Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,391,529	$6,890,166
Net realized gain (loss)	44,259,521	23,291,394
Net change in unrealized appreciation (depreciation)	25,991,654	(16,442,224)
Net increase (decrease) in net assets resulting from operations	76,642,704	13,739,336
Distributions to shareholders (Note 2):
Class I	(28,798,274)	(164,357,477)
Total distributions	(28,798,274)	(164,357,477)
Net fund share transactions (Note 5):
Class I	(114,329,728)	142,439,822
Increase (decrease) in net assets from fund share transactions	(114,329,728)	142,439,822
Total increase (decrease) in net assets	(66,485,298)	(8,178,319)
Net assets
Beginning of year	489,568,886	497,747,205
End of year	$423,083,588	$489,568,886

The accompanying notes are an integral part of the financial statements.

116

MassMutual Select T. Rowe Price Bond Asset Fund		MassMutual Select T. Rowe Price Emerging Markets Bond Fund		MassMutual Select T. Rowe Price Large Cap Blend Fund
Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

$15,671,776	$16,827,982	$5,761,942	$5,458,227	$13,217,813	$11,993,236
8,204,300	7,970,822	(3,332,497)	298,420	14,308,260	(24,847,915)
1,531,412	32,901,530	(1,129,073)	657,610	203,130,110	86,962,894
25,407,488	57,700,334	1,300,372	6,414,257	230,656,183	74,108,215

(24,310,831)	(18,481,876)	(5,760,930)	(3,082,507)	(14,144,236)	(7,702,002)
(24,310,831)	(18,481,876)	(5,760,930)	(3,082,507)	(14,144,236)	(7,702,002)

79,456,643	119,057,247	3,809,067	32,294,177	275,541,821	291,206,334
79,456,643	119,057,247	3,809,067	32,294,177	275,541,821	291,206,334
80,553,300	158,275,705	(651,491)	35,625,927	492,053,768	357,612,547

670,361,591	512,085,886	110,630,008	75,004,081	1,280,662,864	923,050,317
$750,914,891	$670,361,591	$109,978,517	$110,630,008	$1,772,716,632	$1,280,662,864

The accompanying notes are an integral part of the financial statements.

117

MM Select Equity Asset Fund and Mass Mutual Select T. Rowe Price Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,833,910	$3,775,584
Net realized gain (loss)	2,574,476	86,853
Net change in unrealized appreciation (depreciation)	3,103,557	1,881,680
Net increase (decrease) in net assets resulting from operations	8,511,943	5,744,117
Distributions to shareholders (Note 2):
Class I	(3,865,124)	(2,673,612)
Total distributions	(3,865,124)	(2,673,612)
Net fund share transactions (Note 5):
Class I	(17,279,845)	79,491,584
Increase (decrease) in net assets from fund share transactions	(17,279,845)	79,491,584
Total increase (decrease) in net assets	(12,633,026)	82,562,089
Net assets
Beginning of year	199,073,714	116,511,625
End of year	$186,440,688	$199,073,714

The accompanying notes are an integral part of the financial statements.

118

MassMutual Select T. Rowe Price Real Assets Fund		MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund		MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund
Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

$2,084,932	$1,866,853	$3,972,310	$3,263,129	$1,966,781	$3,591,335
(3,143,040)	(1,590,344)	34,706,139	7,085,808	28,341,023	5,145,055
(362,324)	1,183,220	36,030,296	7,247,252	(13,277,193)	21,822,022
(1,420,432)	1,459,729	74,708,745	17,596,189	17,030,611	30,558,412

(2,317,414)	(1,187,875)	(15,691,197)	(8,919,290)	(10,338,761)	(2,475,554)
(2,317,414)	(1,187,875)	(15,691,197)	(8,919,290)	(10,338,761)	(2,475,554)

21,098,895	20,792,108	55,638,598	150,954,673	(93,084,518)	11,923,299
21,098,895	20,792,108	55,638,598	150,954,673	(93,084,518)	11,923,299
17,361,049	21,063,962	114,656,146	159,631,572	(86,392,668)	40,006,157

82,224,336	61,160,374	632,661,706	473,030,134	153,800,661	113,794,504
$99,585,385	$82,224,336	$747,317,852	$632,661,706	$67,407,993	$153,800,661

The accompanying notes are an integral part of the financial statements.

119

MM Select Equity Asset Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 7.90	$ 0.12	$ 1.25	$ 1.37	$ (0.11)	$ (0.37)	$ (0.48)	$ 8.79	17.91%	$ 423,084	0.24%	N/A	1.48%
9/30/19	12.36	0.12	(0.49)aa	(0.37)	(0.50)	(3.59)	(4.09)	7.90	3.10%	489,569	0.24%	0.21%	1.48%
9/30/18	11.85	0.24	0.99	1.23	(0.26)	(0.46)	(0.72)	12.36	10.73%	497,747	0.26%	0.25%	1.99%
9/30/17	10.17	0.24	1.50	1.74	(0.06)	(0.00)[d]	(0.06)	11.85	17.18%	1,088,316	0.28%	0.25%	2.18%
9/30/16[g]	10.00	0.01	0.16	0.17	—	—	—	10.17	1.70%[b]	947,085	0.69%[a]	0.25%[a]	5.50%[a]

	Year ended September 30
	2020	2019	2018	2017	Period ended September 30, 2016[b]
Portfolio turnover rate	60%	49%	37%	31%	0%[e]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.5%
g	For the period September 15, 2016 (commencement of operations) through September 30, 2016.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

120

MassMutual Select T. Rowe Price Bond Asset Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 10.59	$ 0.24	$ 0.18	$ 0.42	$ (0.31)	$ (0.05)	$ (0.36)	$ 10.65	4.15%	$ 750,915	0.45%	0.33%	2.32%
9/30/19	9.94	0.29	0.69	0.98	(0.33)	—	(0.33)	10.59	10.21%	670,362	0.56%	0.40%	2.90%
9/30/18[g]	10.00	0.18	(0.24)	(0.06)	—	—	—	9.94	(0.60%)[b]	512,086	0.51%[a]	0.43%[a]	2.78%[a]

	Year ended September 30
	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	157%	287%	170%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

121

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 9.91	$ 0.50	$ (0.41)	$ 0.09	$ (0.50)	$ —	$ (0.50)	$ 9.50	0.88%	$ 109,979	0.76%	0.58%	5.29%
9/30/19	9.64	0.53	0.06	0.59	(0.32)	—	(0.32)	9.91	6.35%	110,630	0.92%	0.70%	5.45%
9/30/18[g]	10.00	0.33	(0.69)	(0.36)	—	—	—	9.64	(3.60%)[b]	75,004	1.01%[a]	0.70%[a]	5.30%[a]

	Year ended September 30
	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	56%	39%	37%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

122

MassMutual Select T. Rowe Price Large Cap Blend Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 11.36	$ 0.11	$ 1.65	$ 1.76	$ (0.12)	$ —	$ (0.12)	$ 13.00	15.60%	$ 1,772,717	0.51%	0.44%	0.91%
9/30/19	10.87	0.12	0.45	0.57	(0.08)	—	(0.08)	11.36	5.39%	1,280,663	0.65%	0.56%	1.09%
9/30/18[g]	10.00	0.07	0.80	0.87	—	—	—	10.87	8.70%[b]	923,050	0.64%[a]	0.58%[a]	1.11%[a]

	Year ended September 30
	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	90%	67%	64%[q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

The accompanying notes are an integral part of the financial statements.

123

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 10.27	$ 0.15	$ 0.41	$ 0.56	$ (0.19)	$ (0.00)[d]	$ (0.19)	$ 10.64	5.58%	$ 186,441	0.37%	0.13%	1.48%
9/30/19	10.09	0.25	0.14	0.39	(0.21)	—	(0.21)	10.27	3.95%	199,074	0.44%	0.16%	2.50%
9/30/18[g]	10.00	0.22	(0.13)	0.09	—	—	—	10.09	0.90%[b]	116,512	0.46%[a]	0.30%[a]	3.36%[a]

	Year ended September 30
	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	156%	135%	66%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

124

MassMutual Select T. Rowe Price Real Assets Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 10.49	$ 0.23	$ (0.60)	$ (0.37)	$ (0.29)	$ —	$ (0.29)	$ 9.83	(3.77%)	$ 99,585	0.69%	0.50%	2.33%
9/30/19	10.56	0.27	(0.16)	0.11	(0.18)	—	(0.18)	10.49	1.26%	82,224	0.86%	0.61%	2.60%
9/30/18[g]	10.00	0.19	0.37	0.56	—	—	—	10.56	5.60%[b]	61,160	1.00%[a]	0.61%[a]	2.86%[a]

	Year ended September 30
	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	32%	40%	13%[q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

The accompanying notes are an integral part of the financial statements.

125

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 11.44	$ 0.07	$ 1.18	$ 1.25	$ (0.07)	$ (0.21)	$ (0.28)	$ 12.41	10.97%	$ 747,318	0.61%	0.53%	0.58%
9/30/19	11.47	0.07	0.09	0.16	(0.04)	(0.15)	(0.19)	11.44	1.72%	632,662	0.76%	0.65%	0.59%
9/30/18[g]	10.00	0.03	1.44	1.47	—	—	—	11.47	14.70%[b]	473,030	0.75%[a]	0.65%[a]	0.40%[a]

	Year ended September 30
	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	41%	33%	22%[q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

The accompanying notes are an integral part of the financial statements.

126

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 12.25	$ 0.25	$ 1.45	$ 1.70	$ (0.31)	$ (0.57)	$ (0.88)	$ 13.07	15.26%	$ 67,408	0.42%	0.13%	2.07%
9/30/19	10.03	0.30	2.12	2.42	(0.20)	—	(0.20)	12.25	24.53%	153,801	0.43%	0.16%	2.74%
9/30/18[g]	10.00	0.18	(0.15)	0.03	—	—	—	10.03	0.30%[b]	113,795	0.46%[a]	0.30%[a]	2.72%[a]

	Year ended September 30
	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	206%	155%	37%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

127

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are eight series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MM Select Equity Asset Fund (“Equity Asset Fund”)
MassMutual Select T. Rowe Price Bond Asset Fund (“MM Select T. Rowe Price Bond Asset Fund”)
MassMutual Select T. Rowe Price Emerging Markets Bond Fund (“MM Select T. Rowe Price Emerging Markets Bond Fund”)
MassMutual Select T. Rowe Price Large Cap Blend Fund (“MM Select T. Rowe Price Large Cap Blend Fund”)
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund (“MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund”)
MassMutual Select T. Rowe Price Real Assets Fund (“MM Select T. Rowe Price Real Assets Fund”)
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund (“MM Select T. Rowe Price Small and Mid Cap Blend Fund”)
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund (“MM Select T. Rowe Price U.S. Treasury Long-Term Fund”)

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

128

Notes to Financial Statements (Continued)

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

1

The voting members of the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Trustees may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

129

Notes to Financial Statements (Continued)

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

130

Notes to Financial Statements (Continued)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The following is the aggregate value by input level, as of September 30, 2020, for the Funds’ investments:

	Level 1	Level 2	Level 3		Total
Equity Asset Fund
Asset Investments
Common Stock	$413,301,850	$18,144	$—	+**	$413,319,994
Warrants	—	65	—	+**	65
Rights	—	—	3,843	**	3,843
Mutual Funds	99,346	—	—		99,346
Short-Term Investments	—	7,623,292	—		7,623,292
Total Investments	$413,401,196	$7,641,501	$3,843		$421,046,540
Asset Derivatives
Futures Contracts	$102,517	$—	$—		$102,517

MM Select T. Rowe Price Bond Asset Fund
Asset Investments
Bank Loans	$—	$14,321,876	$—		$14,321,876
Corporate Debt	—	260,478,385	—		260,478,385
Non-U.S. Government Agency Obligations	—	125,909,810	—		125,909,810
Sovereign Debt Obligations	—	102,902,233	—		102,902,233
U.S. Government Agency Obligations and Instrumentalities	—	105,419,264	—		105,419,264
U.S. Treasury Obligations	—	92,266,041	—		92,266,041
Purchased Options	—	83,204	—		83,204
Short-Term Investments	48,989,208	19,443,841	—		68,433,049
Total Investments	$48,989,208	$720,824,654	$—		$769,813,862
Asset Derivatives
Forward Contracts	$—	$1,758,771	$—		$1,758,771
Futures Contracts	207,279	—	—		207,279
Swap Agreements	—	1,122,696	—		1,122,696
Total	$207,279	$2,881,467	$—		$3,088,746
Liability Derivatives
Forward Contracts	$—	$(1,129,129)	$—		$(1,129,129)
Futures Contracts	(632,058)	—	—		(632,058)
Swap Agreements	—	(781,822)	—		(781,822)
Total	$(632,058)	$(1,910,951)	$—		$(2,543,009)

MM Select T. Rowe Price Emerging Markets Bond Fund
Asset Investments
Corporate Debt	$—	$37,277,047	$—		$37,277,047
Sovereign Debt Obligations	—	67,001,780	—		67,001,780
U.S. Treasury Obligations	—	277,178	—		277,178
Short-Term Investments	2,523,147	1,208,032	—		3,731,179
Total Investments	$2,523,147	$105,764,037	$—		$108,287,184

131

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
MM Select T. Rowe Price Emerging Markets Bond Fund (Continued)
Asset Derivatives
Forwards Contracts	$—	$14,382	$—	$14,382
Futures Contracts	6,164	—	—	6,164
Total	$6,164	$14,382	$—	$20,546
Liability Derivatives
Forwards Contracts	$—	$(6,711)	$—	$(6,711)
Swap Agreements	—	(108,332)	—	(108,332)
Total	$—	$(115,043)	$—	$(115,043)

MM Select T. Rowe Price Large Cap Blend Fund
Asset Investments
Common Stock	$1,731,105,411	$12,477,482 *	$4,002,162	$1,747,585,055
Preferred Stock	1,375,490	—	14,013,473	15,388,963
Mutual Funds	6,411,455	—	—	6,411,455
Short-Term Investments	14,221,483	1,000,000	—	15,221,483
Total Investments	$1,753,113,839	$13,477,482	$18,015,635	$1,784,606,956

MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Asset Investments
Corporate Debt	$—	$11,370,867	$—	$11,370,867
Municipal Obligations	—	3,292,882	—	3,292,882
Non-U.S. Government Agency Obligations	—	17,120,182	—	17,120,182
U.S. Government Agency Obligations and Instrumentalities	—	7,286,822	—	7,286,822
U.S. Treasury Obligations	—	134,729,236	—	134,729,236
Short-Term Investments	13,760,833	2,855,942	—	16,616,775
Total Investments	$13,760,833	$176,655,931	$—	$190,416,764
Asset Derivatives
Forward Contracts	$—	$57,956	$—	$57,956
Futures Contracts	24,666	—	—	24,666
Swap Agreements	—	868	—	868
Total	$24,666	$58,824	$—	$83,490
Liability Derivatives
Forward Contracts	$—	$(44,286)	$—	$(44,286)
Futures Contracts	(6,440)	—	—	(6,440)
Swap Agreements	—	(531,027)	—	(531,027)
Total	$(6,440)	$(575,313)	$—	$(581,753)

MM Select T. Rowe Price Real Assets Fund
Asset Investments
Common Stock*
Australia	$—	$8,869,114	$—	$8,869,114
Austria	—	90,673	—	90,673
Bermuda	—	234,254	—	234,254
Brazil	1,119,458	—	—	1,119,458
Canada	9,675,358	—	—	9,675,358
Cayman Islands	48,920	—	—	48,920
China	—	300,671	—	300,671
Finland	—	732,888	—	732,888
France	—	1,979,972	—	1,979,972

132

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total
MM Select T. Rowe Price Real Assets Fund (Continued)
Asset Investments (Continued)
Germany	$—	$642,776		$—		$642,776
Hong Kong	—	1,038,591		—		1,038,591
Ireland	679,385	—		—		679,385
Japan	—	2,874,040		—		2,874,040
Luxembourg	—	937,027		—		937,027
Mexico	400,363	—		—		400,363
Netherlands	284,561	796,080		—		1,080,641
Norway	—	1,160,727		—		1,160,727
Peru	110,762	—		—		110,762
Portugal	—	440,560		—		440,560
Republic of Korea	—	431,242		—		431,242
Russia	—	870,983		—		870,983
Singapore	—	632,406		—		632,406
South Africa	99,698	2,260,427		—		2,360,125
Spain	—	327,992		—		327,992
Sweden	—	2,355,562		—		2,355,562
Switzerland	—	494,972		—		494,972
Taiwan	—	365,042		—		365,042
United Kingdom	—	6,411,689		—		6,411,689
United States	47,985,167	—		—		47,985,167
Preferred Stock
Brazil	179,070	—		—		179,070
United States	1,273,435	—		—		1,273,435
Mutual Funds	2,196,881	—		—		2,196,881
Purchased Options	—	2,398		—		2,398
Short-Term Investments	1,441,383	1,141,294		—		2,582,677
Total Investments	$65,494,441	$35,391,380		$—		$100,885,821
Asset Derivatives
Forward Contracts	$—	$15,063		$—		$15,063
Liability Derivatives
Futures Contracts	$(12,098)	$—		$—		$(12,098)

MM Select T. Rowe Price Small and Mid Cap Blend Fund
Asset Investments
Common Stock	$696,478,951	$21,783,041	*	$1,810,151		$720,072,143
Preferred Stock	—	1,376,552	*	7,448,118		8,824,670
Bank Loans	—	43,587		—		43,587
Corporate Debt	—	359,400		89,535		448,935
Rights	—	—		—	+	—
Warrants	100,930	—		3,953		104,883
Mutual Funds	2,672,853	—		—		2,672,853
Short-Term Investments	16,930,123	1,001,114		—		17,931,237
Total Investments	$716,182,857	$24,563,694		$9,351,757		$750,098,308

MM Select T. Rowe Price U.S. Treasury Long-Term Fund
Asset Investments
U.S. Government Agency Obligations and Instrumentalities	$—	$6,397,344		$—		$6,397,344
U.S. Treasury Obligations	—	60,084,085		—		60,084,085
Short-Term Investments	102	1,013,944		—		1,014,046
Total Investments	$102	67,495,373		$—		$67,495,475

133

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
MM Select T. Rowe Price U.S. Treasury Long-Term Fund (Continued)
Asset Derivatives
Futures Contracts	$59,494	$—	$—	$59,494
Liability Derivatives
Futures Contracts	$(491,021)	$—	$—	$(491,021)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their respective foreign markets, as applicable.

**

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at September 30, 2020 in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2020 is not presented.

+	Represents a security at $0 value as of September 30, 2020.

For certain Fund(s) the Statement of Assets and Liabilities shows receivables from investments sold on a delayed delivery basis, collateral pledged for open futures contracts, as well as, any applicable liabilities for investments purchased on a delayed delivery basis and collateral held for securities on loan. These amounts approximate fair value and would be categorized at Level 2 for each applicable Fund as of September 30, 2020.

The Funds had no Level 3 transfers during the year ended September 30, 2020.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs
	Investments in Securities
	Balance as of 9/30/19	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		(Sales)	Transfers into Level 3	Transfers (out) of Level 3	Balance as of 9/30/20		Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of 9/30/20
MM Select T. Rowe Price Large Cap Blend Fund
Common Stock	$1,343,182	$—	$—	$544,993	$2,113,987		$—	$—	$—	$4,002,162		$544,993
Preferred Stock	2,181,141	—	—	1,410,918	10,421,414		—	—	—	14,013,473		1,410,918
	$3,524,323	$—	$—	$1,955,911	$12,535,401		$—	$—	$—	$18,015,635		$1,955,911

MM Select T. Rowe Price Small and Mid Cap Blend Fund
Common Stock	$1,128,758	$—	$—	$(105,598)	$1,147,408		$(360,417)	$—	$—	$1,810,151		$(105,598)
Preferred Stock	3,265,456	—	(16,612)	802,019	3,526,041		(128,786)	—	—	7,448,118		802,019
Corporate Debt	—	—	—	—	89,535		—	—	—	89,535		—
Rights	—	—	—	—	—	+	—	—	—	—	*	—
Warrants	5,341	—	—	(1,388)	—		—	—	—	3,953		(1,388)
	$4,399,555	$—	$(16,612)	$695,033	$4,762,984		$(489,203)	$—	$—	$9,351,757		$695,033

+	Represents a security at $0 value at the time of purchase.
*	Represents a security at $0 value as of September 30, 2020.

The MM Select T. Rowe Price Large Cap Blend Fund and MM Select T. Rowe Price Small and Mid Cap Blend Fund fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market for such investments, and/or there are a limited number of investors. The

134

Notes to Financial Statements (Continued)

determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Valuation Committee. Valuations are reviewed by members of the Valuation Committee utilizing available market information to determine if the carrying value of these investments should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the MM Select T. Rowe Price Large Cap Blend Fund and MM Select T. Rowe Price Small and Mid Cap Blend Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

The tables excludes securities which were classified as level 3 based upon a broker quote.

	Fair Value Amount	Valuation Technique(s)	Unobservable Input Description	Amount or Range/ Weighting of Unobservable Input	Impact to Valuation from an Increase in Input (a)
MM Select T. Rowe Price Large Cap Blend Fund
Common Stock - $4,002,162
Ant International Co. Ltd., Class C	$1,888,393	Market comparable	Transaction price EV/2021 GP 15.0x EV/2021 EBIT 27.8x EV/2022 EBIT 22.1x	$7.02 / 40% $9.57 / 20% $10.21 / 20% $11.36 / 20%	Increase
Epic Games, Inc.	1,520,875	Market approach	Transaction price	$575.00	Increase
Maplebear, Inc. (Voting)	282,430	Market approach	Transaction price	$46.30	Increase
Maplebear, Inc. (Non-Voting)	14,770	Market approach	Transaction price	$46.30	Increase
Stripe, Inc., Class B	295,694	Market approach	Transaction price	$15.69	Increase

Preferred Stock - $14,013,473
Aurora Innovation, Inc., Series B	439,191	Market approach	Transaction price	$9.2403	Increase
DoorDash, Inc., Series G	664,722	Market approach	Transaction price	$229.5310	Increase
DoorDash, Inc., Series H	306,653	Market approach	Transaction price	$229.5310	Increase
GM Cruise Holdings, LLC, Class F	921,625	Market approach	Transaction price	$18.25	Increase
Maplebear, Inc., Series G	599,129	Market approach	Transaction price	$48.0919	Increase
Rappi, Inc., Series E	1,092,516	Market approach	Transaction price	$59.74604	Increase
Rivian Automotive, Inc., Series D	3,110,686	Market approach	Transaction price	$15.49	Increase
Rivian Automotive, Inc., Series E	4,935,331	Market approach	Transaction price	$15.49	Increase
UiPath, Inc., Series D-1	995,624	Market approach	Transaction price	$18.59346	Increase
UiPath, Inc., Series D-2	167,174	Market approach	Transaction price	$18.59346	Increase
UiPath, Inc., Series E	31,888	Market approach	Transaction price	$18.59346	Increase
Waymo LLC, Series A-2	748,934	Market approach	Transaction price	$85.8672	Increase

Total	$18,015,635

135

Notes to Financial Statements (Continued)

	Fair Value Amount	Valuation Technique(s)	Unobservable Input Description	Amount or Range/ Weighting of Unobservable Input	Impact to Valuation from an Increase in Input (a)
MM Select T. Rowe Price Small and Mid Cap Blend Fund
Common Stock - $1,593,191
A Place for Rover, Inc.	$6,313	Market comparable/ discounted projected multiple	EV/2021 GP 8.2x Proj EV/2021 GP 11.9x (25% discount rate)	$5.35 / 50% $6.17 / 50%	Increase
Alignment Healthcare Partners LP	199,496	Market approach	Transaction price	$12.1186	Increase
Allbirds, Inc.	147,190	Market approach	Transaction price	$11.56243	Increase
Apiture, Inc.	87,167	Market approach	Transaction price	$15.8485	Increase
Checkr, Inc.	126,075	Market comparable	Transaction price EV/2020 GP 15.2x	$30.2465 / 40% $20.65 / 60%	Increase
Databricks, Inc.	24,720	Market approach	Transaction price	$48.00	Increase
Dogwood State Bank (Voting)	13,844	Market approach	Transaction price	$5.25	Increase
Dogwood State Bank (Non-Voting)	28,187	Market approach	Transaction price	$5.25	Increase
Flame Biosciences, Inc.	60,083	Market approach	Transaction price	$6.55	Increase
Framebridge Future Contingency Payments	14,819	Market approach	PV of remaining future contingent payments less discount for timing and probability	$0.402	Increase
Grasshopper Bancorp, Inc.	61,709	Market approach	Transaction price less market volatility adjustment	$7.40	Increase
HashiCorp, Inc.	46,278	Market approach	Transaction price	$52.0563	Increase
JAND, Inc., Class A	175,026	Market approach	Transaction price	$24.5306	Increase
NerdWallet, Inc., Class A	120,540	Market approach	Transaction price	$7.00	Increase
On Holding AG	129,636	Market approach	Transaction price	CHF 9950.08	Increase
Pax Labs, Inc., Class A	109,966	Market approach	Transaction price less market volatility adjustment	$1.8944	Increase
Procore Technologies, Inc.	41,580	Market approach	Transaction price	$45.00	Increase
ServiceTitan, Inc.	15,783	Market approach	Transaction price	$33.7969	Increase
Tanium, Inc, Class B	30,277	Market approach	Transaction price	$11.3952	Increase
Toast, Inc.	63,830	Market approach	Transaction price	$65.00	Increase
Venture Global LNG, Inc., Series B	42,328	Market approach	Transaction price less market volatility adjustment	$3,848.00	Increase
Venture Global LNG, Inc., Series C	34,632	Market approach	Transaction price less market volatility adjustment	$3,848.00	Increase
ZenPayroll, Inc.	13,712	Market approach	Transaction price	$13.3124	Increase

Preferred Stock - $7,448,118
1stdibs.com, Inc., Series D	134,141	Market approach	Transaction price EV/2020 Sales 5.3x EV/2021 Sales 4.3x EV/2020 GP 10.2x EV/2021 GP 8.0x	$5.01 / 50% $3.66 / 12.5% $3.64 / 12.5% $5.04 / 12.5% $4.94 / 12.5%	Increase
A Place for Rover, Inc., Series G	81,838	Market comparable	EV/2021 GP 8.2x Proj EV/2021 GP 11.9x (25% discount rate)	$5.35 / 50% $6.17 / 50%	Increase
Allbirds, Inc., Series A	46,943	Market approach	Transaction price	$11.56243	Increase
Allbirds, Inc., Series B	8,209	Market approach	Transaction price	$11.56243	Increase
Allbirds, Inc., Series C	78,856	Market approach	Transaction price	$11.56243	Increase
Allbirds, Inc., Series E	87,955	Market approach	Transaction price	$11.56243	Increase

136

Notes to Financial Statements (Continued)

	Fair Value Amount	Valuation Technique(s)	Unobservable Input Description	Amount or Range/ Weighting of Unobservable Input	Impact to Valuation from an Increase in Input (a)
MM Select T. Rowe Price Small and Mid Cap Blend Fund (Continued)
Preferred Stock - $7,448,118 (Continued)
Allbirds, Inc., Series Seed	$25,264	Market approach	Transaction price	$11.56243	Increase
Aurora Innovation, Inc., Series B	32,156	Market approach	Transaction price	$9.2403	Increase
Bright Health, Inc., Series E	150,478	Market approach	Transaction price	$20.4177	Increase
Caris Life Sciences, Inc., Series C	125,312	Market approach	Transaction price	$2.76	Increase
Cava Group, Inc., Series E	314,000	Market approach	Transaction price	$22.66	Increase
Checkr, Inc., Series C	191,291	Market comparable	Transaction price EV/2020 GP 15.2x	$30.2465 / 40% $20.65 / 60%	Increase
Checkr, Inc., Series D	250,018	Market comparable	Transaction price EV/2020 GP 15.2x	$30.2465 / 40% $20.65 / 60%	Increase
Convoy, Inc., Series C	180,253	Market approach	Transaction price less market volatility adjustment	$10.0196	Increase
Convoy, Inc., Series D	309,215	Market approach	Transaction price less market volatility adjustment	$10.0196	Increase
Databricks, Inc., Series F	117,264	Market approach	Transaction price	$48.00	Increase
DoorDash, Inc., Series H	72,073	Market approach	Transaction price	$229.5310	Increase
Doximity, Inc., Series C	29,597	Market comparable	Transaction price EV/2020 GP 13.0x EV/2020 Sales 11.8x EV/2021 Sales 9.5x	$11.60 / 40% $18.92 / 20% $19.56 / 20% $22.05 / 20%	Increase
Evolve Vacation Rental Network, Inc., Series 8	30,520	Market approach	Transaction price	$5.7956	Increase
Evolve Vacation Rental Network, Inc., Series 9	20,111	Market approach	Transaction price	$5.7956	Increase
Farmer’s Business Network, Inc., Series E	270,998	Market approach	Transaction price	$33.0566	Increase
Farmer’s Business Network, Inc., Series F	172,258	Market approach	Transaction price	$33.0566	Increase
Ginkgo Bioworks, Inc., Series E	89,213	Market approach	Transaction price	$150.19	Increase
Go Maps, Inc., Series B-1	9,665	Market approach	Transaction price	$12.8011	Increase
HashiCorp, Inc., Series E	60,038	Market approach	Transaction price	$57.8403	Increase
Haul Hub, Inc., Series B	74,693	Market approach	Transaction price	$14.58	Increase
Insitro, Inc., Series B	34,456	Market approach	Transaction price	$6.2307	Increase
JAND, Inc., Series E	215,918	Market approach	Transaction price	$24.5306	Increase
JAND, Inc., Series F	352,235	Market approach	Transaction price	$24.5306	Increase
JetClosing, Inc., Series A	16,853	Market approach	Transaction price	$1.4431	Increase
JetClosing, Inc., Series B-1	11,994	Market approach	Transaction price	$1.3371	Increase
JetClosing, Inc., Series B-2	6,933	Market approach	Transaction price	$1.3371	Increase
Kardium, Inc., Series D-5	22,131	Market approach	Transaction price less market volatility adjustment	$0.7170	Increase
Mesosphere, Inc., Series D	42,661	Market approach	Transaction price less market volatility adjustment	$6.4972	Increase
Minted, Inc., Series E	53,824	Market comparable	EV/2020 Sales 1.6x EV/2021 Sales 1.4x EV/2020 GP 3.6x EV/2021 GP 3.1x	$6.05 / 35% $6.02 / 15% $6.82 / 35% $6.59 / 15%	Increase
OfferUp, Inc., Series F	9,217	Market approach	Transaction price	$2.289969	Increase

137

Notes to Financial Statements (Continued)

	Fair Value Amount	Valuation Technique(s)	Unobservable Input Description	Amount or Range/ Weighting of Unobservable Input	Impact to Valuation from an Increase in Input (a)
MM Select T. Rowe Price Small and Mid Cap Blend Fund (Continued)
Preferred Stock - $7,448,118 (Continued)
Procore Technologies, Inc., Series B	$27,720	Market approach	Transaction price	$45.00	Increase
Rent the Runway, Inc., Series F	44,473	Market approach	Transaction price	$14.74096	Increase
Rent the Runway, Inc., Series G	40,744	Market approach	Transaction price	$14.74096	Increase
Rivian Automotive, Inc., Series D	673,087	Market approach	Transaction price	$15.49	Increase
Rivian Automotive, Inc., Series E	407,279	Market approach	Transaction price	$15.49	Increase
Roofoods, Ltd., Series G	21,731	Market approach	Transaction price	$417.9011	Increase
Seismic Software, Inc., Series E	164,511	Market approach	Transaction price	$43.9517	Increase
Seismic Software, Inc., Series F	18,592	Market approach	Transaction price	$43.9517	Increase
ServiceTitan, Inc., Series A-1	338	Market approach	Transaction price	$33.7969	Increase
ServiceTitan, Inc., Series D	160,332	Market approach	Transaction price	$33.7969	Increase
ServiceTitan, Inc., Series E	7,435	Market approach	Transaction price	$33.7969	Increase
Stash Financial, Inc., Series F	126,801	Market approach	Transaction price	$25.06	Increase
SweetGreen, Inc., Series G	65,978	Market comparable	Transaction price EV/2020 Sales 5.7x EV/2021 Sales 4.6x	$17.10 / 40% $13.06 / 30% $19.43 / 30%	Increase
SweetGreen, Inc., Series I	65,398	Market comparable	Transaction price EV/2020 Sales 5.7x EV/2021 Sales 4.6x	$17.10 / 40% $13.06 / 30% $19.43 / 30%	Increase
Tempus Labs, Inc., Series D	61,750	Market approach	Transaction price less market volatility adjustment	$27.1429	Increase
Tempus Labs, Inc., Series E	48,543	Market approach	Transaction price less market volatility adjustment	$27.8825	Increase
Tempus Labs, Inc., Series F	19,427	Market approach	Transaction price less market volatility adjustment	$28.1966	Increase
Tempus Labs, Inc., Series G	14,190	Market approach	Transaction price less market volatility adjustment	$28.3808	Increase
Toast, Inc., Series B	12,805	Market approach	Transaction price	$65.00	Increase
Toast, Inc., Series D	810,095	Market approach	Transaction price	$65.00	Increase
Toast, Inc., Series E	96,005	Market approach	Transaction price	$65.00	Increase
Toast, Inc., Series F	122,980	Market approach	Transaction price	$65.00	Increase
Xometry, Inc., Series A-2	33,701	Market approach	Transaction price	$9.6370	Increase
Xometry, Inc., Series B	11,564	Market approach	Transaction price	$9.6370	Increase
Xometry, Inc., Series C	12,017	Market approach	Transaction price	$9.6370	Increase
Xometry, Inc., Series D	9,329	Market approach	Transaction price	$9.6370	Increase
Xometry, Inc., Series E	95,354	Market approach	Transaction price	$13.6220	Increase
Xometry, Inc., Series - Seed 1	50,824	Market approach	Transaction price	$8.00	Increase
Xometry, Inc., Series - Seed 2	22,360	Market approach	Transaction price	$8.00	Increase
ZenPayroll, Inc., Series B	48,510	Market approach	Transaction price	$13.3124	Increase
ZenPayroll, Inc., Series B-2	90,578	Market approach	Transaction price	$13.3124	Increase

138

Notes to Financial Statements (Continued)

	Fair Value Amount	Valuation Technique(s)	Unobservable Input Description	Amount or Range/ Weighting of Unobservable Input	Impact to Valuation from an Increase in Input (a)
MM Select T. Rowe Price Small and Mid Cap Blend Fund (Continued)
Preferred Stock - $7,448,118 (Continued)
ZenPayroll, Inc., Series C	$147,448	Market approach	Transaction price	$13.3124	Increase
ZenPayroll, Inc., Series D	187,638	Market approach	Transaction price	$13.3124	Increase

Corporate Debt — $89,535
Color Genomics, Inc., Promissory Note	55,121	Market approach	Transaction price	$100.00	Increase
Kronos Bio, Inc., Promissory Note	34,414	Market approach	Transaction price	$100.00	Increase

Warrants — $3,953
Dogwood State Bank	—	Worthless	Worthless	—	N/A
Grasshopper Bancorp, Inc.	3,953	Market approach	Transaction price less market volatility adjustment	$2.7602	Increase
Rights — $0
Progenic Pharmaceuticals Inc.	—	Worthless	Worthless	$—	N/A

Total	$9,134,797

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of the reporting date. A decrease in the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at the reporting date.

Abbreviation Legend

EV/(year) EBIT - financial ratio of comparable public companies’ total market capitalization to earnings before interest and taxes; measures the value of a comparable company in terms of its expected earnings for a given year
EV/(year) GP - financial ratio of comparable public companies’ total market capitalization to gross profit; measures the value of a comparable company in terms of its gross profit for a given year
EV/(year) Sales - financial ratio of comparable public companies’ total market capitalization to sales; measures the value of a comparable company in terms of its sales for a given year
PV - present value; current value of a future stream of cash flows assuming a specified rate of return

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended September 30, 2020 are discussed below.

139

Notes to Financial Statements (Continued)

At September 30, 2020, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Equity Asset Fund
Asset Derivatives
Futures Contracts^^	$—	$102,517	$—	$—	$102,517
Realized Gain (Loss)#
Futures Contracts	$—	$26,429	$—	$—	$26,429
Change in Appreciation (Depreciation)##
Futures Contracts	$—	$141,641	$—	$—	$141,641

MM Select T. Rowe Price Bond Asset Fund
Asset Derivatives
Purchased Options*	$—	$—	$83,204	$—	$83,204
Forward Contracts*	—	—	1,758,771	—	1,758,771
Futures Contracts^^	—	—	—	207,279	207,279
Swap Agreements*	62,364	—	—	—	62,364
Swap Agreements^^,^^^	750,547	—	—	309,785	1,060,332
Total Value	$812,911	$—	$1,841,975	$517,064	$3,171,950
Liability Derivatives
Forward Contracts^	$—	$—	$(1,129,129)	$—	$(1,129,129)
Futures Contracts^^	—	—	—	(632,058)	(632,058)
Swap Agreements^	(199,177)	—	—	—	(199,177)
Swap Agreements^^,^^^	(50,232)	—	—	(532,413)	(582,645)
Total Value	$(249,409)	$—	$(1,129,129)	$(1,164,471)	$(2,543,009)
Realized Gain (Loss)#
Purchased Options	$(95,846)	$—	$119,505	$(21,554)	$2,105
Forward Contracts	—	—	(2,071,065)	—	(2,071,065)
Futures Contracts	—	—	—	4,255,117	4,255,117
Swap Agreements	(2,129,859)	(69,512)	—	11,305	(2,188,066)
Written Options	(16,449)	—	7,485	—	(8,964)
Total Realized Gain (Loss)	$(2,242,154)	$(69,512)	$(1,944,075)	$4,244,868	$(10,873)
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$(3,724)	$—	$(3,724)
Forward Contracts	—	—	(1,220,731)	—	(1,220,731)
Futures Contracts	—	—	—	121,242	121,242
Swap Agreements	(23,821)	—	—	(126,985)	(150,806)
Total Change in Appreciation (Depreciation)	$(23,821)	$—	$(1,224,455)	$(5,743)	$(1,254,019)

MM Select T. Rowe Price Emerging Markets Bond Fund
Asset Derivatives
Forward Contracts*	$—	$—	$14,382	$—	$14,382
Futures Contracts^^	—	—	—	6,164	6,164
Total Value	$—	$—	$14,382	$6,164	$20,546

140

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
MM Select T. Rowe Price Emerging Markets Bond Fund (Continued)
Liability Derivatives
Forward Contracts^	$—	$—	$(6,711)	$—	$(6,711)
Swap Agreements^	(32,943)	—	—	—	(32,943)
Swap Agreements^^,^^^	(75,389)	—	—	—	(75,389)
Total Value	$(108,332)	$—	$(6,711)	$—	$(115,043)
Realized Gain (Loss)#
Purchased Options	$—	$—	$83,440	$14,781	$98,221
Forward Contracts	—	—	500,175	—	500,175
Futures Contracts	—	—	—	317,933	317,933
Swap Agreements	135,250	—	—	—	135,250
Written Options	—	—	15,623	—	15,623
Total Realized Gain (Loss)	$135,250	$—	$599,238	$332,714	$1,067,202
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$36,497	$—	$36,497
Forward Contracts	—	—	(70,839)	—	(70,839)
Futures Contracts	—	—	—	108,368	108,368
Swap Agreements	10,132	—	—	—	10,132
Total Change in Appreciation (Depreciation)	$10,132	$—	$(34,342)	$108,368	$84,158

MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Asset Derivatives
Forward Contracts*	$—	$—	$57,956	$—	$57,956
Futures Contracts^^	—	—	—	24,666	24,666
Swap Agreements*	—	—	—	868	868
Total Value	$—	$—	$57,956	$25,534	$83,490
Liability Derivatives
Forward Contracts^	$—	$—	$(44,286)	$—	$(44,286)
Futures Contracts^^	—	—	—	(6,440)	(6,440)
Swap Agreements^	—	—	—	(531,027)	(531,027)
Total Value	$—	$—	$(44,286)	$(537,467)	$(581,753)
Realized Gain (Loss)#
Purchased Options	$—	$—	$—	$(20,959)	$(20,959)
Forward Contracts	—	—	13,019	—	13,019
Futures Contracts	—	—	—	349,754	349,754
Swap Agreements	(7,406)	—	—	(53,487)	(60,893)
Written Options	—	—	—	(133,526)	(133,526)
Total Realized Gain (Loss)	$(7,406)	$—	$13,019	$141,782	$147,395
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$—	$13,670	$—	$13,670
Futures Contracts	—	—	—	146,194	146,194
Swap Agreements	—	—	—	(243,752)	(243,752)
Written Options	—	—	—	5,077	5,077
Total Change in Appreciation (Depreciation)	$—	$—	$13,670	$(92,481)	$(78,811)

141

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
MM Select T. Rowe Price Real Assets Fund
Asset Derivatives
Purchased Options*	$—	$2,398	$—	$—	$2,398
Forward Contracts*	—	—	15,063	—	15,063
Total Value	$—	$2,398	$15,063	$—	$17,461
Liability Derivatives
Futures Contracts^^	$—	$(12,098)	$—	$—	$(12,098)
Realized Gain (Loss)#
Purchased Options	$—	$126,807	$(11,768)	$—	$115,039
Forward Contracts	—	—	(114,828)	—	(114,828)
Futures Contracts	—	390,376	—	(12,588)	377,788
Swap Agreements	—	—	—	(25,468)	(25,468)
Total Realized Gain (Loss)	$—	$517,183	$(126,596)	$(38,056)	$352,531
Change in Appreciation (Depreciation)##
Purchased Options	$—	$(16,494)	$(6,580)	$—	$(23,074)
Forward Contracts	—	—	15,063	—	15,063
Futures Contracts	—	(8,087)	—	(4,153)	(12,240)
Total Change in Appreciation (Depreciation)	$—	$(24,581)	$8,483	$(4,153)	$(20,251)

MM Select T. Rowe Price U.S. Treasury Long-Term Fund
Asset Derivatives
Futures Contracts^^	$—	$—	$—	$59,494	$59,494
Liability Derivatives
Futures Contracts^^	$—	$—	$—	$(491,021)	$(491,021)
Realized Gain (Loss)#
Purchased Options	$—	$—	$—	$(7,182)	$(7,182)
Futures Contracts	—	—	—	(1,186,367)	(1,186,367)
Written Options	—	—	—	(75,338)	(75,338)
Total Realized Gain (Loss)	$—	$—	$—	$(1,268,887)	$(1,268,887)
Change in Appreciation (Depreciation)##
Futures Contracts	$—	$—	$—	$(416,061)	$(416,061)
Written Options	—	—	—	(5,188)	(5,188)
Total Change in Appreciation (Depreciation)	$—	$—	$—	$(421,249)	$(421,249)

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts or open swap agreements, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents centrally cleared swaps which are not subject to a master netting agreement or similar agreement.
#

Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

142

Notes to Financial Statements (Continued)

For the year ended September 30, 2020, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions
Equity Asset Fund	38	$—	$—	—	$—	—	$—
MM Select T. Rowe Price Bond Asset Fund	1,592	193,293,978	508,274,746	6,440,777	4,500,000	2,500,000	6,625,714
MM Select T. Rowe Price Emerging Markets Bond Fund	62	7,683,426	969,000	1,650,000	1,425,000	850,000	—
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	394	3,268,808	73,143,083	220	—	186	—
MM Select T. Rowe Price Real Assets Fund	25	2,731,069	74,386	266,752	—	—	—
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	561	—	—	38	—	140	—

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased swaptions, and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2020.

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of the Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s derivatives exposure as of September 30, 2020. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) or similar agreement and net of the related collateral received by the Fund(s) as of September 30, 2020.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
MM Select T. Rowe Price Bond Asset Fund
Bank of America N.A.	$4,524	$(4,524)	$—	$—
Barclays Bank PLC	74,929	(74,929)	—	—
BNP Paribas SA	88,951	(22,474)	—	66,477
Citibank N.A.	1,248,798	(429,404)	(819,394)	—
Credit Suisse International	12,370	(12,370)	—	—
Deutsche Bank AG	18,898	(7,229)	—	11,669
Goldman Sachs International	71,573	(65,147)	—	6,426
HSBC Bank USA	27,919	(27,919)	—	—
JP Morgan Chase Bank N.A.	63,026	(63,026)	—	—
Morgan Stanley & Co. LLC	103,849	(88,972)	—	14,877
UBS AG	189,502	(19,727)	—	169,775
	$1,904,339	$(815,721)	$(819,394)	$269,224

143

Notes to Financial Statements (Continued)

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
MM Select T. Rowe Price Emerging Markets Bond Fund
Barclays Bank PLC	$1,220	$(1,220)	$—	$—
Citibank N.A.	7,193	(3,125)	—	4,068
Morgan Stanley & Co. LLC	5,969	(4)	—	5,965
	$14,382	$(4,349)	$—	$10,033
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Bank of America N.A.	$18,241	$(18,241)	$—	$—
Barclays Bank PLC	6,343	(6,343)	—	—
BNP Paribas SA	2,861	(2,861)	—	—
Citibank N.A.	4,820	(4,820)	—	—
Goldman Sachs International	10,497	(10,497)	—	—
HSBC Bank USA	5,880	(5,880)	—	—
JP Morgan Chase Bank	1,201	—	—	1,201
Morgan Stanley & Co. LLC	8,981	(2,244)	—	6,737
	$58,824	$(50,886)	$—	$7,938
MM Select T. Rowe Price Real Assets Fund
Barclays Bank PLC	$15,063	$—	$—	$15,063
Morgan Stanley & Co. LLC	2,398	—	—	2,398
	$17,461	$—	$—	$17,461

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA or similar agreement and net of the related collateral pledged by the Fund(s) as of September 30, 2020.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
MM Select T. Rowe Price Bond Asset Fund
Bank of America N.A.	$(114,513)	$4,524	$—	$(109,989)
Barclays Bank PLC	(123,593)	74,929	—	(48,664)
BNP Paribas SA	(22,474)	22,474	—	—
Citibank N.A.	(429,404)	429,404	—	—
Credit Suisse International	(57,226)	12,370	—	(44,856)
Deutsche Bank AG	(7,229)	7,229	—	—
Goldman Sachs International	(65,147)	65,147		—
HSBC Bank USA	(296,914)	27,919	206,799	(62,196)
JP Morgan Chase Bank N.A.	(103,107)	63,026	—	(40,081)
Morgan Stanley & Co. LLC	(88,972)	88,972	—	—
UBS AG	(19,727)	19,727	—	—
	$(1,328,306)	$815,721	$206,799	$(305,786)
MM Select T. Rowe Price Emerging Markets Bond Fund
Barclays Bank PLC	$(32,943)	$1,220	$—	$(31,723)
Citibank N.A.	(3,125)	3,125	—	—
Deutsche Bank AG	(8)	—	—	(8)
Goldman Sachs International	(3,566)	—	—	(3,566)
HSBC Bank USA	(8)	—	—	(8)
Morgan Stanley & Co. LLC	(4)	4	—	—
	$(39,654)	$4,349	$—	$(35,305)

144

Notes to Financial Statements (Continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Bank of America N.A.	$(205,016)	$18,241	$186,775	$—
Barclays Bank PLC	(54,072)	6,343	47,729	—
BNP Paribas SA	(11,506)	2,861	—	(8,645)
Citibank N.A.	(150,083)	4,820	145,263	—
Goldman Sachs International	(54,963)	10,497	44,466	—
HSBC Bank USA	(18,385)	5,880	—	(12,505)
Morgan Stanley & Co. LLC	(2,244)	2,244	—	—
UBS AG	(79,044)	—	—	(79,044)
	$(575,313)	$50,886	$424,233	$(100,194)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within an MNA or similar agreement.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may also buy and sell options on currencies. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a futures contract or forward contract with respect to that currency. For example, futures contracts are exchange-traded and typically have minimal exposure to counterparty risk and forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

145

Notes to Financial Statements (Continued)

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts and related options.

Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be

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exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Total Return Swaps. A Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

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Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

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Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC

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options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund

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acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At September 30, 2020, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

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Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) and/or securities (U.S. Treasury and Agency obligations) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2020, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the year ended September 30, 2020, is reflected as securities lending income on the Statement of Operations.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

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Notes to Financial Statements (Continued)

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Foreign Securities

The MM Select T. Rowe Price Real Assets Fund invests a significant amount of its assets in foreign securities and the MM Select T. Rowe Price Emerging Markets Bond Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986 as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rates shown in the following table.

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Notes to Financial Statements (Continued)

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser shown in the following table.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Equity Asset Fund	0.18%	J.P. Morgan Investment Management Inc.
MM Select T. Rowe Price Bond Asset Fund*	0.00%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Emerging Markets Bond Fund	0.00%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Large Cap Blend Fund	0.00%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	0.00%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Real Assets Fund**	0.00%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Small and Mid Cap Blend Fund	0.00%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	0.00%	T. Rowe Price Associates, Inc.

*	T. Rowe Price International Ltd serves as a sub-subadviser of the Fund.
**	T. Rowe Price Japan, Inc. serves as a sub-subadviser of the Fund.

Prior to August 1, 2020, the Funds’ advisory fees were as follows:

Fund	Investment Advisory Fee
MM Select T. Rowe Price Bond Asset Fund*	0.45%
MM Select T. Rowe Price Emerging Markets Bond Fund	0.72%
MM Select T. Rowe Price Large Cap Blend Fund	0.60%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	0.33%
MM Select T. Rowe Price Real Assets Fund**	0.63%
MM Select T. Rowe Price Small and Mid Cap Blend Fund	0.67%
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	0.32%

*	T. Rowe Price International Ltd serves as a sub-subadviser of the Fund.
**	T. Rowe Price Japan, Inc. serves as a sub-subadviser of the Fund.

MML Advisers pays any subadvisory fees to the subadvisers based upon the average daily net assets of the Fund. The Funds’ subadvisory fees, if applicable, are paid monthly by MML Advisers out of the advisory fees.

154

Notes to Financial Statements (Continued)

Expense Caps and Waivers

MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expenses, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2022, based upon the average daily net assets of the Funds, as follows:

Class I
MM Select T. Rowe Price Bond Asset Fund	0.00%
MM Select T. Rowe Price Emerging Markets Bond Fund	0.00%
MM Select T. Rowe Price Large Cap Blend Fund	0.00%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	0.00%
MM Select T. Rowe Price Real Assets Fund	0.00%
MM Select T. Rowe Price Small and Mid Cap Blend Fund	0.00%
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	0.00%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

Prior to August 1, 2020, MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses), based upon the average daily net assets of the Funds, as follows:

Class I
MM Select T. Rowe Price Bond Asset Fund	0.40%
MM Select T. Rowe Price Emerging Markets Bond Fund	0.70%
MM Select T. Rowe Price Large Cap Blend Fund	0.55%*
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	0.15%
MM Select T. Rowe Price Real Assets Fund	0.61%
MM Select T. Rowe Price Small and Mid Cap Blend Fund	0.65%
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	0.15%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Prior to October 18, 2019, MML Advisers agreed to cap the fees and expenses at 0.56%.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

155

Notes to Financial Statements (Continued)

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2020:

Total % Ownership by Related Party
Equity Asset Fund	100.0%
MM Select T. Rowe Price Bond Asset Fund	100.0%
MM Select T. Rowe Price Emerging Markets Bond Fund	100.0%
MM Select T. Rowe Price Large Cap Blend Fund	100.0%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	100.0%
MM Select T. Rowe Price Real Assets Fund	100.0%
MM Select T. Rowe Price Small and Mid Cap Blend Fund	100.0%
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	100.0%

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2020, were as follows:

	Purchases		Sales
	Long- Term U.S. Government Securities	Other Long-Term Securities	Long- Term U.S. Government Securities	Other Long-Term Securities
Equity Asset Fund	$—	$255,227,497	$—	$394,076,045
MM Select T. Rowe Price Bond Asset Fund	711,418,160	336,732,281	726,557,998	286,870,567
MM Select T. Rowe Price Emerging Markets Bond Fund	—	60,208,783	—	57,981,014
MM Select T. Rowe Price Large Cap Blend Fund	—	1,580,046,842	—	1,301,010,633
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	262,421,085	25,602,747	278,802,266	37,542,367
MM Select T. Rowe Price Real Assets Fund	—	52,632,226	—	27,462,317
MM Select T. Rowe Price Small and Mid Cap Blend Fund	—	328,073,308	—	272,205,692
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	194,957,325	—	297,309,295	—

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

	Purchases	Sales
MM Select T. Rowe Price Large Cap Blend Fund	$278,466	$—

156

Notes to Financial Statements (Continued)

5. Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Equity Asset Fund Class I
Sold	20,126,817	$156,581,781	18,540,918	$148,250,147
Issued as reinvestment of dividends	3,559,737	28,798,274	24,604,413	164,357,477
Redeemed	(37,533,290)	(299,709,783)	(21,464,270)	(170,167,802)
Net increase (decrease)	(13,846,736)	$(114,329,728)	21,681,061	$142,439,822
MM Select T. Rowe Price Bond Asset Fund Class I
Sold	28,233,000	$294,771,810	24,745,800	$248,417,165
Issued as reinvestment of dividends	2,371,788	24,310,831	—	—
Redeemed	(23,412,175)	(239,625,998)	(13,002,693)	(129,359,918)
Net increase (decrease)	7,192,613	$79,456,643	11,743,107	$119,057,247
MM Select T. Rowe Price Emerging Markets Bond Fund Class I
Sold	1,924,010	$18,750,493	4,223,172	$40,404,850
Issued as reinvestment of dividends	600,097	5,760,930	—	—
Redeemed	(2,115,312)	(20,702,356)	(837,811)	(8,110,673)
Net increase (decrease)	408,795	$3,809,067	3,385,361	$32,294,177
MM Select T. Rowe Price Large Cap Blend Fund Class I
Sold	40,095,699	$469,232,485	36,262,094	$381,693,642
Issued as reinvestment of dividends	1,187,593	14,144,236	—	—
Redeemed	(17,695,307)	(207,834,900)	(8,394,829)	(90,487,308)
Net increase (decrease)	23,587,985	$275,541,821	27,867,265	$291,206,334
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund Class I
Sold	6,918,995	$71,065,824	10,255,106	$103,886,083
Issued as reinvestment of dividends	380,426	3,865,124	—	—
Redeemed	(9,162,847)	(92,210,793)	(2,420,449)	(24,394,499)
Net increase (decrease)	(1,863,426)	$(17,279,845)	7,834,657	$79,491,584
MM Select T. Rowe Price Real Assets Fund Class I
Sold	2,977,331	$27,533,243	2,470,405	$25,072,251
Issued as reinvestment of dividends	218,007	2,317,414	—	—
Redeemed	(905,239)	(8,751,762)	(423,348)	(4,280,143)
Net increase (decrease)	2,290,099	$21,098,895	2,047,057	$20,792,108
MM Select T. Rowe Price Small and Mid Cap Blend Fund Class I
Sold	12,958,374	$148,662,799	18,303,632	$197,400,902
Issued as reinvestment of dividends	1,320,808	15,691,197	—	—
Redeemed	(9,374,904)	(108,715,398)	(4,236,064)	(46,446,229)
Net increase (decrease)	4,904,278	$55,638,598	14,067,568	$150,954,673
MM Select T. Rowe Price U.S. Treasury Long-Term Fund Class I
Sold	2,958,953	$37,396,602	4,133,606	$43,484,692
Issued as reinvestment of dividends	941,599	10,338,761	—	—
Redeemed	(11,300,958)	(140,819,881)	(2,917,813)	(31,561,393)
Net increase (decrease)	(7,400,406)	$(93,084,518)	1,215,793	$11,923,299

157

Notes to Financial Statements (Continued)

6. Federal Income Tax Information

At September 30, 2020, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Equity Asset Fund	$352,419,645	$84,849,801	$(16,120,389)	$68,729,412
MM Select T. Rowe Price Bond Asset Fund	750,606,124	23,675,856	(4,603,395)	19,072,461
MM Select T. Rowe Price Emerging Markets Bond Fund	111,810,118	5,141,230	(8,640,656)	(3,499,426)
MM Select T. Rowe Price Large Cap Blend Fund	1,473,734,035	342,183,189	(31,310,237)	310,872,952
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	185,913,045	4,559,646	(554,190)	4,005,456
MM Select T. Rowe Price Real Assets Fund	101,124,426	11,574,854	(11,810,494)	(235,640)
MM Select T. Rowe Price Small and Mid Cap Blend Fund	688,507,137	129,029,302	(67,438,131)	61,591,171
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	66,718,549	514,408	(169,009)	345,399

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2020, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
MM Select T. Rowe Price Emerging Markets Bond Fund	$63,214	$3,737,262
MM Select T. Rowe Price Large Cap Blend Fund	7,096,971	—
MM Select T. Rowe Price Real Assets Fund	1,757,115	2,336,150

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

158

Notes to Financial Statements (Continued)

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2020, was as follows:

	Ordinary Income	Long Term Capital Gain
Equity Asset Fund	$7,373,397	$21,424,877
MM Select T. Rowe Price Bond Asset Fund	23,632,395	678,436
MM Select T. Rowe Price Emerging Markets Bond Fund	5,760,930	—
MM Select T. Rowe Price Large Cap Blend Fund	14,144,236	—
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	3,865,124	—
MM Select T. Rowe Price Real Assets Fund	2,317,414	—
MM Select T. Rowe Price Small and Mid Cap Blend Fund	6,696,620	8,994,577
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	6,119,132	4,219,629

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2019, was as follows:

	Ordinary Income	Long Term Capital Gain
Equity Asset Fund	$28,677,960	$135,679,517
MM Select T. Rowe Price Bond Asset Fund	18,481,876	—
MM Select T. Rowe Price Emerging Markets Bond Fund	3,082,507	—
MM Select T. Rowe Price Large Cap Blend Fund	7,702,002	—
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	2,673,612	—
MM Select T. Rowe Price Real Assets Fund	1,177,029	10,846
MM Select T. Rowe Price Small and Mid Cap Blend Fund	8,792,659	126,631
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	2,475,554	—

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2020, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

159

Notes to Financial Statements (Continued)

At September 30, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Equity Asset Fund	$5,037,671	$47,861,171	$(42,194)	$68,750,857
MM Select T. Rowe Price Bond Asset Fund	9,872,366	10,656,607	(17,322)	19,078,312
MM Select T. Rowe Price Emerging Markets Bond Fund	4,806,916	(3,800,476)	(2,649)	(3,504,136)
MM Select T. Rowe Price Large Cap Blend Fund	10,715,613	(7,096,971)	(32,099)	310,873,169
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	3,288,544	1,277,148	(4,375)	4,005,455
MM Select T. Rowe Price Real Assets Fund	1,877,075	(4,093,265)	(2,123)	(237,984)
MM Select T. Rowe Price Small and Mid Cap Blend Fund	11,095,638	29,573,192	(16,038)	61,592,403
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	13,046,582	20,731,646	(3,721)	345,399

During the year ended September 30, 2020, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Equity Asset Fund	$—	$242,325	$(242,325)
MM Select T. Rowe Price Bond Asset Fund	—	4,753,109	(4,753,109)
MM Select T. Rowe Price Emerging Markets Bond Fund	—	(195,369)	195,369
MM Select T. Rowe Price Large Cap Blend Fund	—	(423,247)	423,247
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	—	(285,365)	285,365
MM Select T. Rowe Price Real Assets Fund	—	(110,600)	110,600
MM Select T. Rowe Price Small and Mid Cap Blend Fund	—	(630,024)	630,024
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	—	(125,181)	125,181

The Funds did not have any unrecognized tax benefits at September 30, 2020, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2020, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7. Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

160

Notes to Financial Statements (Continued)

8. New Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 is effective for the fiscal year ending September 30, 2020. Management has implemented the applicable changes, and they did not have a material impact on the Funds’ financial statements. In October 2020, ASU 2017-08 was amended by Accounting Standards Update 2020-08, Codification Improvements to Subtopic 310-20, Receivables—Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 requires entities to reevaluate whether callable debt securities fall within the scope of ASU 2017-08 at each reporting period. ASU 2020-08 also amends the relevant guidance to require premiums to be amortized to the “next call date” rather than the “earliest call date,” and further clarifies the definition of “next call date.” ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption of ASU 2020-08 is not permitted. Management is currently evaluating the impact, if any, of applying ASU 2020-08.

In March 2020, FASB issued Accounting Standards Update 2020-04 — Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

9. Coronavirus (COVID-19) Pandemic

The global pandemic outbreak of the novel coronavirus known as COVID-19 has produced, and will likely continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, and global business disruption, and it may result in future significant adverse effects, such as exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession throughout the world. Such factors may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadvisers, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund.

10. Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to September 30, 2020, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Effective October 5, 2020, the MM Select T. Rowe Price U.S. Treasury Long-Term Fund changed its name to the MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund.

161

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MM Select Equity Asset Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of September 30, 2020, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the MassMutual Select Funds	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
MM Select Equity Asset Fund	For the year ended September 30, 2020	For each of the two years in the period ended September 30, 2020	For each of the four years in the period ended September 30, 2020 and the period from September 15, 2016 (commencement of operations) through September 30, 2016

MassMutual Select T. Rowe Price Bond Asset Fund,

MassMutual Select T. Rowe Price Emerging Markets Bond Fund,

MassMutual Select T. Rowe Price Large Cap Blend Fund,

MassMutual Select T. Rowe Price Limited Duration

Inflation Focused Bond Fund,

MassMutual Select T. Rowe Price Real Assets Fund,

MassMutual Select T. Rowe Price Small and Mid Cap

Blend Fund, and

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund

	For the year ended September 30, 2020	For each of the two years in the period ended September 30, 2020	For each of the two years in the period ended September 30, 2020 and for the period February 9, 2018 (commencement of operations) through September 30, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

162

Report of Independent Registered Public Accounting Firm (Continued)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
November 24, 2020

We have served as the auditor of one or more MassMutual investment companies since 1995.

163

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2003	Retired.	109

Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee	Since 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Chairman (2011-2016), Academy of Executive Education, LLC (a Massachusetts LLC).	109

Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2012	Retired.	109

Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Year of birth: 1946	Chairperson Trustee	Since 2016 Since 2003	Retired.	109

Director (2007-2018), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

164

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2012	Retired.	109

Director (2015-2018), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (2017-2018), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Year of birth: 1952	Trustee	Since 2009	Retired.	111^

Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa A. Hassara^^ Year of birth: 1962	Trustee	Since 2017	Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	109

Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

165

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^^ Year of birth: 1945	Trustee	Since 2003	Retired.	111^

Director (since 2018), Jefferies Financial Group Inc. (holding company); Director (2013-2018), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Year of birth: 1975	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	109
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (since 2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).

				109
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Head of Mutual Fund Administration (since 2018), Assistant Vice President (since 2015-2018), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	109

166

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).

				109
Douglas Steele Year of birth: 1975	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	109
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014-2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).

				109
Eric H. Wietsma Year of birth: 1966	President Vice President	Since 2008 2006- 2008	President (2013-2018, since 2019), Vice President (2018-2019), Director (since 2013), MML Advisers; Head of Workplace Operations (since 2018), Senior Vice President (since 2010-2018), MassMutual; President (since 2019), Vice President (2006-2019), MML Series Investment Fund (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	109

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^

Mr. Joyal is an Interested Person through his position as a director of Jefferies Financial Group Inc., which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

167

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2020, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Equity Asset Fund	99.09%
MM Select T. Rowe Price Large Cap Blend Fund	100.00%
MM Select T. Rowe Price Real Assets Fund	14.18%
MM Select T. Rowe Price Small and Mid Cap Blend Fund	61.60%

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2020.

168

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2020, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the Equity Asset Fund, MM Select T. Rowe Price Bond Asset Fund, MM Select T. Rowe Price Emerging Markets Bond Fund, MM Select T. Rowe Price Large Cap Blend Fund, MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MM Select T. Rowe Price Real Assets Fund, MM Select T. Rowe Price Small and Mid Cap Blend Fund, and MM Select T. Rowe Price U.S. Treasury Long-Term Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against funds in its “category” and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about the subadvisers and their personnel with responsibility for providing services to the Funds and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML

169

Other Information (Unaudited) (Continued)

Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2019. The three-year periods do not apply for any Fund that does not yet have a three-year performance history. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that the total net expense ratios for all of the Funds were in the first comparative quartile of their peer groups, and that each Fund had net advisory fees in the first or second comparative quartile of their peer groups. The Committee determined on the basis of these factors that the Funds’ advisory fees, and the expenses of the Funds generally, were consistent with the continuation of their advisory agreements.

The Committee noted that each of the Funds, except the MM Select T. Rowe Price Emerging Markets Bond Fund, MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, and MM Select T. Rowe Price Small and Mid Cap Blend Fund, had achieved one-year performance above the medians of their performance categories, or in the top sixty percent of their performance categories (none of the Funds, except for the Equity Asset Fund, had yet achieved a three-year performance record). The Committee considered that it was too soon to draw any conclusions regarding the Funds on the basis of their one-year performance records.

As to the Equity Asset Fund, the Committee noted that the Fund’s performance had improved for the one-year period to the 24th comparative percentile of its performance category from the 55th comparative percentile for the three-year period.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the advisory agreements and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

170

Other Information (Unaudited) (Continued)

Also at their meeting in May 2020, the Trustees, including the Independent Trustees, reviewed and approved a proposal to make changes to (i) the existing advisory agreements for each of the MM Select T. Rowe Price Bond Asset Fund, MM Select T. Rowe Price Emerging Markets Bond Fund, MM Select T. Rowe Price Large Cap Blend Fund, MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MM Select T. Rowe Price Real Assets Fund, MM Select T. Rowe Price Small and Mid Cap Blend Fund, and MM Select T. Rowe Price U.S. Treasury Long-Term Fund (together, the “MM Select Funds”), and (ii) the existing subadvisory agreements between MML Advisers and T. Rowe Price Associates, Inc. (“T. Rowe Price”) for each of the MM Select Funds, in order to eliminate the fees under each agreement to allow for the implementation of an all-inclusive advisory fee structure for each of the MassMutual Select T. Rowe Price Retirement Funds.

In arriving at their decision, the Trustees discussed the fees payable to T. Rowe Price under the new all-inclusive advisory fee structure for each of the MassMutual Select T. Rowe Price Retirement Funds and the effect of such fees on the profitability to MML Advisers. The Trustees concluded that they were satisfied that MML Advisers’ projected level of profitability due to the expense restructuring was not excessive and the expense restructuring was appropriate and in the best interests of each MM Select Fund’s and each MassMutual Select T. Rowe Price Retirement Fund’s shareholders. In their deliberations, the Trustees were advised by independent counsel.

Prior to the votes being taken to approve the amended advisory and subadvisory agreements discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The amended advisory and subadvisory agreements became effective on August 1, 2020.

171

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2020

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2020:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2020.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Equity Asset Fund
Class I	$1,000	0.25%	$1,331.80	$1.46	$1,023.80	$1.26
MM Select T. Rowe Price Bond Asset Fund
Class I	1,000	0.25%	1,074.70	1.30	1,023.80	1.26
MM Select T. Rowe Price Emerging Markets Bond Fund
Class I	1,000	0.45%	1,167.10	2.44	1,022.80	2.28
MM Select T. Rowe Price Large Cap Blend Fund
Class I	1,000	0.34%	1,344.40	1.99	1,023.30	1.72
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Class I	1,000	0.10%	1,066.10	0.52	1,024.50	0.51
MM Select T. Rowe Price Real Assets Fund
Class I	1,000	0.39%	1,244.30	2.19	1,023.10	1.97
MM Select T. Rowe Price Small and Mid Cap Blend Fund
Class I	1,000	0.42%	1,363.70	2.48	1,022.90	2.12

172

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM Select T. Rowe Price U.S. Treasury Long-Term Fund
Class I	$1,000	0.09%	$993.90	$0.45	$1,024.60	$0.46

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2020, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 366 days in the year, unless stated otherwise.

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Underwriter:
MML Distributors, LLC
100 Bright Meadow Blvd.
Enfield, Connecticut 06082-1981

©2020 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-50207-00

Item 2. Code of Ethics.

As of September 30, 2020, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer, Principal Financial Officer, and other senior financial officers pursuant to the Sarbanes-Oxley Act of 2002. For the year ended September 30, 2020, there were no reportable amendments to any provisions of the Code of Ethics and the Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Susan B. Sweeney and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Ms. Sweeney and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2020 and 2019 were $1,769,046 and $1,754,822, respectively.
(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2020 and 2019. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2020 and 2019.
(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2020 and 2019 were $323,600 and $327,825, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2020 and 2019.
(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2020 and 2019. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2020 and 2019.
(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2020 and 2019 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2020 and 2019 were $815,373 and $1,309,487, respectively.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant's adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP's independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Select Funds

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date	11/24/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date	11/24/2020

By (Signature and Title)	/s/ Renee Hitchcock
Renee Hitchcock, Treasurer and Principal Financial Officer

Date	11/24/2020